File No. 33-24962
                                                 Investment Company No. 811-5186


    As filed with the Securities and Exchange Commission on October 10, 2000


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             Registration Statement under The Securities Act of 1933


                         Post-Effective Amendment No. 37


         Registration Statement under The Investment Company Act of 1940


                                Amendment No. 39


                             AMERICAN SKANDIA TRUST

               (Exact Name of Registrant as Specified in Charter)

                 One Corporate Drive, Shelton, Connecticut 06484

               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 926-1888
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                         ERIC C. FREED, ESQ., SECRETARY
                             AMERICAN SKANDIA TRUST

                 ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484

                     (Name and Address of Agent for Service)

                                   Copies to:

                             ROBERT K. FULTON, ESQ.
                       STRADLEY RONON STEVENS & YOUNG, LLP
              2600 ONE COMMERCE SQUARE, PHILADEPHIA, PA 19103-7098


 It is proposed that this filing will become effective (check appropriate space)


              _____   immediately upon filing pursuant to paragraph (b).
              X       on October 23, 2000 pursuant to paragraph (b) of rule 485.
              _____   60 days after filing pursuant to paragraph (a)(1).
              _____   on _______ pursuant to paragraph (a)(1).
              _____   75 days after filing pursuant to paragraph (a)(2).
              _____   on        pursuant to paragraph (a)(2) of rule 485.
              _____   this post-effective amendment designates a new effective
                      date for a previously filed post-effective amendment.


  Shares of Beneficial Interest of the Various Series of American Skandia Trust
                     (Title of Securities Being Registered)

PROSPECTUS                                                      October 23, 2000


                             AMERICAN SKANDIA TRUST

                 One Corporate Drive, Shelton, Connecticut 06484

--------------------------------------------------------------------------------
American Skandia Trust (the "Trust") is an investment company made up of the following 41 separate portfolios ("Portfolios"):



AST Founders Passport Portfolio
AST Scudder Japan Portfolio
AST AIM International Equity Portfolio
AST Janus Overseas Growth Portfolio
AST  American  Century  International  Growth  Portfolio  AST
American  Century International  Growth Portfolio II
AST MFS Global  Equity  Portfolio
AST Janus Small-Cap Growth Portfolio
AST Kemper Small-Cap Growth Portfolio
AST Federated Aggressive Growth Portfolio
AST Lord Abbett Small Cap Value Portfolio
AST Gabelli Small-Cap Value Portfolio
AST Janus Mid-Cap Growth Portfolio
AST Alger Mid-Cap Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman Mid-Cap Value Portfolio
AST Alger All-Cap Growth Portfolio
AST Gabelli All-Cap Value Portfolio
AST Kinetics Internet Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Alliance Growth Portfolio
AST MFS Growth Portfolio
AST Alger Growth Portfolio
AST Marsico Capital Growth Portfolio
AST JanCap Growth Portfolio
AST Janus Strategic Value Portfolio
AST Cohen & Steers Realty Portfolio
AST Sanford Bernstein Managed Index 500 Portfolio
AST American Century Income & Growth Portfolio
AST Alliance Growth and Income Portfolio
AST MFS Growth with Income Portfolio
AST INVESCO  Equity  Income  Portfolio
AST AIM Balanced Portfolio
AST American Century Strategic Balanced Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Global Bond  Portfolio
AST Federated High Yield Portfolio
AST Lord Abbett Bond-Debenture Portfolio
AST PIMCO Total Return Bond Portfolio
AST PIMCO Limited  Maturity Bond Portfolio
AST Money Market Portfolio


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract and variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

                                TABLE OF CONTENTS

Caption                                                                                                        Page


Risk/Return Summary...............................................................................................3
Past Performance.................................................................................................20
Fees and Expenses of the Portfolios..............................................................................36
Investment Objectives and Policies...............................................................................39
     AST Founders Passport Portfolio.............................................................................40
     AST Scudder Japan Portfolio.................................................................................42
     AST AIM International Equity Portfolio......................................................................44
     AST Janus Overseas Growth Portfolio.........................................................................45
     AST American Century International Growth Portfolio.........................................................47
     AST American Century International Growth Portfolio II......................................................49
     AST MFS Global Equity Portfolio.............................................................................50
     AST Janus Small-Cap Growth Portfolio........................................................................51
     AST Kemper Small-Cap Growth Portfolio.......................................................................53
     AST Federated Aggressive Growth Portfolio...................................................................55
     AST Lord Abbett Small Cap Value Portfolio...................................................................56
     AST Gabelli Small-Cap Value Portfolio.......................................................................58
     AST Janus Mid-Cap Growth Portfolio..........................................................................60
     AST Alger Mid-Cap Growth Portfolio..........................................................................62
     AST Neuberger Berman Mid-Cap Growth Portfolio...............................................................63
     AST Neuberger Berman Mid-Cap Value Portfolio................................................................64
     AST Alger All-Cap Growth Portfolio..........................................................................66
     AST Gabelli All-Cap Value Portfolio.........................................................................67
     AST Kinetics Internet Portfolio.............................................................................68
     AST T. Rowe Price Natural Resources Portfolio...............................................................70
     AST Alliance Growth Portfolio...............................................................................71
     AST MFS Growth Portfolio....................................................................................73
     AST Alger Growth Portfolio..................................................................................74
     AST Marsico Capital Growth Portfolio........................................................................75
     AST JanCap Growth Portfolio.................................................................................77
     AST Janus Strategic Value Portfolio.........................................................................79
     AST Cohen & Steers Realty Portfolio.........................................................................81
     AST Sanford Bernstein Managed Index 500 Portfolio...........................................................83
     AST American Century Income & Growth Portfolio..............................................................85
     AST Alliance Growth and Income Portfolio....................................................................86
     AST MFS Growth with Income Portfolio........................................................................87
     AST INVESCO Equity Income Portfolio.........................................................................88
     AST AIM Balanced Portfolio..................................................................................89
     AST American Century Strategic Balanced Portfolio...........................................................91
     AST T. Rowe Price Asset Allocation Portfolio................................................................93
     AST T. Rowe Price Global Bond Portfolio.....................................................................95
     AST Federated High Yield Portfolio..........................................................................97
     AST Lord Abbett Bond-Debenture Portfolio....................................................................99
     AST PIMCO Total Return Bond Portfolio......................................................................100
     AST PIMCO Limited Maturity Bond Portfolio..................................................................103
     AST Money Market Portfolio.................................................................................106
Portfolio Turnover..............................................................................................108
Net Asset Values................................................................................................108
Purchase and Redemption of Shares...............................................................................108
Management of the Trust.........................................................................................109
Tax Matters.....................................................................................................117
Financial Highlights............................................................................................118
Certain Risk Factors and Investment Methods.....................................................................126

                               RISK/RETURN SUMMARY

         American Skandia Trust (the "Trust") is comprised of forty-one investment portfolios (the "Portfolios"). The Portfolios are designed to provide a wide range of investment options. Each Portfolio has its own investment goal and style (and, as a result, its own level of risk). Some of the Portfolios offer potential for high returns with correspondingly higher risk, while others offer stable returns with relatively less risk. It is possible to lose money when investing even in the most conservative of the Portfolios. Investments in the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         It is not possible to provide an exact measure of the risk to which a Portfolio is subject, and a Portfolio's risk will vary based on the securities that it holds at a given time. Nonetheless, based on each Portfolio's investment style and the risks typically associated with that style, it is possible to assess in a general manner the risks to which a Portfolio will be subject. The following discussion highlights the investment strategies and risks of each Portfolio. Additional information about each Portfolio's potential investments and its risks is included in this Prospectus under "Investment Objectives and Policies."

International and Global Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

Founders Passport             Capital growth                 The Portfolio invests primarily in equity
                                                             securities of small capitalization foreign companies.

Scudder Japan                 Long-term capital growth       The Portfolio invests primarily in securities issued
                                                             by Japan-based companies or their affiliates, or by
                                                             companies that derive more than half of their revenues from
                                                             Japan.

AIM International             Capital growth                 The Portfolio invests primarily in equity
                                                             securities of foreign companies.

Janus Overseas Growth         Long-term capital growth       The Portfolio invests primarily in common
                                                             stocks  of  foreign companies.

American Century Int'l        Capital growth                 The Portfolio invests primarily in equity securities of
Growth                                                       foreign companies.

American Century Int'l        Capital growth                 The Portfolio invests primarily in equity securities of
Growth II                                                    foreign companies.

MFS Global Equity            Capital growth                  The Portfolio invests primarily in common stocks and related securities of U.S. and foreign issuers.


Principal Investment Strategies:


The AST Founders Passport Portfolio normally invests primarily in securities issued by foreign companies that have market capitalizations of $1.5 billion or less. These securities may represent companies in both established and emerging economies throughout the world. At least 65% of the Portfolio's total assets normally will be invested in foreign securities representing a minimum of three countries. The Portfolio may invest in larger foreign companies or in U.S.-based companies if, in the Sub-advisor's opinion, they represent better prospects for capital growth.


The Sub-advisor to the Portfolio looks for companies whose fundamental strengths indicate potential for growth in earnings per share. The Sub-advisor generally takes a "bottom up" approach to building the Portfolio, which means that the Sub-advisor will search for individual companies that demonstrate the best potential for significant earnings growth, rather than choose investments based on broader economic characteristics of countries or industries.

The AST Scudder Japan Portfolio pursues its investment objective by investing at least 80% of net assets in Japanese securities (those issued by Japan-based companies or their affiliates, or by any company that derives more than half of its revenues from Japan). The Portfolio may invest in stocks of any size, including up to 30% of its net assets in smaller companies that are traded over-the-counter.

In choosing stocks, the Sub-advisor uses a combination of three analytical disciplines:

         Bottom-up research. The Sub-advisor looks for individual companies with effective management, strong competitive positioning, active research and development, and sound balance sheets. The Sub-advisor also evaluates fundamentals such as price-to-earnings ratios.

         Growth orientation. The Sub-advisor prefers companies whose revenue or earnings seem likely to grow faster than the average for their market and whose stock prices appear reasonable in light of their business prospects.

         Top-down analysis. The Sub-advisor considers the economic outlooks for various sectors and industries.

The Sub-advisor may favor securities from different industries and companies at different times while still maintaining variety in terms of the industries and companies represented.

The Portfolio will normally sell a security when it reaches a target price, its fundamentals have changed, the Sub-advisor believes other investments offer better opportunities, or when adjusting its emphasis on a given industry.

The AST AIM International Equity Portfolio seeks to meet its investment objective by investing, normally, at least 70% of its assets in marketable equity securities of foreign companies that are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The Portfolio will normally invest in a diversified portfolio that includes companies located in at least four countries outside the United States, emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin. The Sub-advisor does not intend to invest more than 20% of the Portfolio's total assets in companies located in developing countries.

The Sub-advisor focuses on companies that have experienced above-average, long-term growth in earnings and have strong prospects for future growth. In selecting countries in which the Portfolio will invest, the Sub-advisor also considers such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The Sub-advisor considers whether to sell a particular security when any of those factors materially changes.

The AST Janus Overseas Growth Portfolio pursues its objective primarily through investments in common stocks of issuers located outside the United States. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Portfolio invests primarily in stocks selected for their growth potential. The Sub-advisor generally takes a "bottom up" approach to choosing investments for the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure.

The AST American Century International Growth Portfolio will seek to achieve its investment objective by investing primarily in equity securities of international companies that the Sub-advisor believes will increase in value over time. The Sub-advisor uses a growth investment strategy it developed that looks for companies with earnings and revenue growth. Ideally, the Sub-advisor looks for companies whose earnings and revenues are not only growing, but are growing at an accelerating pace. For purposes of the Portfolio, equity securities include common stocks, preferred stocks and convertible securities.

The Sub-advisor tracks financial information for thousands of companies to research and select the stocks it believes will be able to sustain accelerating growth. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

The Sub-advisor recognizes that, in addition to locating strong companies with accelerating earnings, the allocation of assets among different countries and regions also is an important factor in managing an international portfolio. For this reason, the Sub-advisor will consider a number of other factors in making investment selections, including the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations. Under normal conditions, the Portfolio will invest at least 65% of its assets in equity securities of issuers from at least three countries outside of the United States. While the Portfolio's focus will be on issuers in developed markets, the Sub-advisor expects to invest to some degree in issuers in developing countries.

The AST American Century International Growth Portfolio II (formerly, the AST T. Rowe Price International Equity Portfolio) will seek to achieve its investment objective in the same manner as the AST American Century International Growth Portfolio as described above.

The AST MFS Global Equity Portfolio invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of U.S. and foreign issuers (including issuers in developing countries).

The Portfolio focuses on companies that the Sub-advisor believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio generally seeks to purchase securities of companies with relatively large market capitalizations relative to the market in which they are traded. The Portfolio's investments may include securities traded in the over-the-counter markets, rather than on securities exchanges. The Sub-advisor uses a "bottom up," as opposed to "top down," investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis of individual companies by the Sub-advisor.

Principal Risks:

o All seven of the international and global portfolios are equity funds, and the primary risk of each is that the value of the stocks they hold will decline. Stocks can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally.

o The level of risk of the international portfolios will generally be higher than the level of risk associated with domestic equity funds. Foreign investments involve risks such as fluctuations in currency exchange rates, less liquid and more volatile securities markets, unstable political and economic structures, reduced availability of information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. The level of risk of the AST MFS Global Equity Portfolio, as a global fund that invests in both U.S. and foreign securities, may be lower than that of many international funds but higher than that of many domestic equity funds. While none of the international and global portfolios invest primarily in companies located in developing countries, each may invest in those companies to some degree, and the risks of foreign investment may be accentuated by investment in developing countries.

o As a fund that invests primarily in the securities of smaller foreign issuers, the AST Founders Passport Portfolio may be subject to a greater level of risk than the other international funds. Securities of smaller companies tend to be subject to more abrupt and erratic price movements than securities of larger companies, in part because they may have limited product lines, markets, or financial resources.

o The AST Scudder Japan Portfolio's focus on a single country could give rise to increased risk, as the Portfolio's investments will not be diversified among countries having varying characteristics and market performance. Also, Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990's and the current economic condition remains uncertain.

Capital Growth Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

Janus Small-Cap Growth        Capital growth                 The Portfolio invests primarily in common
                                                             stocks of small capitalization companies.

Kemper Small-Cap Growth       Maximum capital growth         The Portfolio invests primarily in equity
                                                             securities of small capitalization
                                                             companies.

Federated Aggressive Growth   Capital growth                 The Portfolio invests primarily in equity
                                                             securities of companies offering superior  prospects
                                                             for earnings growth.

Lord Abbett Small Cap Value   Long-term capital growth       The Portfolio invests primarily in equity
                                                             securities of small capitalization companies  that are
                                                             believed to be undervalued.

Gabelli Small-Cap Value       Long-term capital growth       The Portfolio invests primarily in stocks and  equity-related securities of small capitalization companies that appear to be undervalued.

Janus Mid-Cap Growth          Long-term capital growth       The Portfolio invests primarily in common stocks, with
                                                             normally at least 65% of the Portfolio's assets invested in medium-sized companies.

Alger Mid-Cap Growth          Long-term capital growth      The Portfolio invests primarily in the equity securities of medium-sized companies.

Neuberger Berman Mid-Cap Capital growth The Portfolio invests primarily in common stocks of medium Growth capitalization companies.

Neuberger Berman Mid-Cap      Capital growth                 The Portfolio invests primarily in common stocks of medium
Value                                                        capitalization companies, using a value-oriented investment approach.

Alger All-Cap Growth          Long-term capital growth       The Portfolio invests primarily in common and preferred
                                                             stocks.

Gabelli All-Cap Value         Capital Growth                 The Portfolio invests primarily in readily marketable equity securities.

Kinetics Internet             Long-term capital growth       The Portfolio invests primarily in the equity securities
                                                             of  companies  that are engaged in the Internet and Internet-related activities.

T. Rowe Price Natural         Long-term capital growth       The Portfolio invests primarily in common stocks of companies
Resources                                                    that own or develop natural resources and other basic
                                                             commodities.

Alliance Growth               Long-term capital growth      The Portfolio invests predominantly in the equity securities of a limited number of large, high-quality U.S. companies

MFS Growth                    Long-term capital growth       The Portfolio invests primarily in common stocks and related
                              and future income              securities.

Alger Growth                  Long-term capital growth       The Portfolio invests primarily in equity securities that are listed on U.S. exchanges or in the over-the-counter market.

Marsico Capital Growth        Capital growth                 The Portfolio invests primarily in common stocks, with the majority of the Portfolio's assets in large capitalization stocks.

JanCap Growth                 Capital growth                 The Portfolio invests primarily in common stocks.



Janus Strategic Value         Long-term capital growth       The Portfolio invests primarily in common stocks using a "value"
                                                             approach.

Principal Investment Strategies:

The AST Janus Small-Cap Growth Portfolio pursues its objective by normally investing at least 65% of its total assets in the common stocks of small-sized companies. For purposes of the Portfolio, small-sized companies are those that have market capitalizations of less than $1.5 billion or annual gross revenues of less than $500 million. To a lesser extent, the Portfolio may also invest in stocks of larger companies with potential for capital appreciation.

The Sub-advisor generally takes a "bottom up" approach to building the Portfolio. In other words, it seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined industry sector or other similar selection procedure.

At least 65% of the AST Kemper Small-Cap Growth Portfolio's total assets normally will be invested in the equity securities of smaller companies, i.e., those having a market capitalization of $2 billion or less at the time of investment, many of which would be in the early stages of their life cycle. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Portfolio intends to invest primarily in stocks of companies whose earnings per share are expected by the Sub-advisor to grow faster than the market average ("growth stocks").

In managing the Portfolio, the Sub-advisor emphasizes stock selection and fundamental research. The Sub-advisor considers a number of factors in considering whether to invest in a growth stock, including high return on equity and earnings growth rate, low level of debt, strong balance sheet, good management and industry leadership. Other factors are patterns of increasing sales growth, the development of new or improved products or services, favorable outlooks for growth in the industry, the probability of increased operating efficiencies, emphasis on research and development, cyclical conditions, or other signs that a company may grow rapidly. The Portfolio seeks attractive areas for investment that arise from factors such as technological advances, new marketing methods, and changes in the economy and population.


The AST Federated Aggressive Growth Portfolio pursues its investment objective by investing in equity securities of companies offering superior prospects for earnings growth. The Portfolio focuses its investments on the equity securities of smaller companies, but it is not subject to any specific market capitalization requirements. The Portfolio may invest in foreign issuers through American Depositary Receipts.


Using its own quantitative process, the Sub-advisor rates the future performance potential of companies. The Sub-advisor evaluates each company's earnings quality in light of its current valuation to narrow the list of attractive companies. The Sub-advisor then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using this type of fundamental analysis, the Sub-advisor selects the most promising companies for the Portfolio.

In determining the amount to invest in a security, the Sub-advisor limits the Portfolio's exposure to each business sector that comprises the S&P 500 Index. The Portfolio's allocation to a sector will be no more than 300% of the Index's allocation to that sector or 30% of the total portfolio, whichever is greater. The Portfolio's strategies with respect to security analysis, market capitalization, and sector allocation are designed to produce a portfolio of stocks whose long-term growth prospects are significantly above those of the S&P 500 Index.

The AST Lord Abbett Small Cap Value Portfolio will seek its objective through investments primarily in equity securities that are believed to be undervalued in the marketplace. Typically, in choosing stocks, the Sub-advisor looks for companies using the following process:

o Quantitative research is performed to evaluate various criteria, including the price of shares in relation to book value, sales, asset value, earnings, dividends and cash flow;

o Fundamental research is conducted to assess the dynamics of each company within its industry and within the company. The Sub-advisor evaluates the company's business strategies by assessing management's ability to execute the strategies, and evaluating the adequacy of its financial resources.

Usually, at least 65% of the Portfolio's total assets will be invested in common stocks issued by smaller, less well-known companies (with market capitalizations of less than $1 billion) selected on the basis of fundamental investment analysis. The Portfolio may invest up to 35% of its assets in foreign securities.

The stocks in which the Portfolio generally invests are those which, in the Sub-advisor's judgment, are selling below their intrinsic value and at prices that do not adequately reflect their long-term business potential. Selected smaller stocks may be undervalued because they are often overlooked by many investors, or because the public is overly pessimistic about a company's prospects. Accordingly, their prices can rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors come to recognize the company's underlying potential. The price of shares in relation to book value, sales, asset value, earnings, dividends and cash flow, both historical and prospective, are key determinants in the security selection process. These criteria are not rigid, and other stocks may be included in the Portfolio if they are expected to help it attain its objective.

The AST Gabelli Small-Cap Value Portfolio (formerly, the AST T. Rowe Price Small Company Value Portfolio) will invest at least 65% of its total assets in stocks and equity-related securities of small companies ($1 billion or less in market capitalization). Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The Sub-advisor's research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Sub-advisor generally looks to the following:

         (1) Low price/earnings, price/book value or price/cash flow ratios relative to the company's peers.

         (2) Low stock price relative to a company's underlying asset values.

         (3) A sound balance sheet and other positive financial characteristics.

The Sub-advisor then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company, such as takeover efforts, a change in management, or a plan to improve the business through restructuring or other means. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities. The Portfolio will not sell a stock just because the company has grown to a market capitalization of more than $1 billion, and it may on occasion purchase companies with a market cap of more than $1 billion.

The AST Janus Mid-Cap Growth Portfolio pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 65% of its equity assets in medium-sized companies. For purposes of the Portfolio, medium-sized companies are those whose market capitalizations (measured at the time of investment) fall within the range of companies in the Standard & Poor's MidCap 400 Index (the "S&P 400"). The Sub-advisor generally takes a "bottom up" approach to choosing investments for the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Sub-advisor makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

The AST Alger Mid-Cap Growth Portfolio invests primarily in equity securities, such as common or preferred stocks, that are listed on U.S. exchanges or in the over-the-counter market. The Portfolio invests primarily in growth stocks. The Sub-advisor believes that these stocks are those of two types of companies:

o High Unit Volume Growth Companies. These are vital creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

o Positive Life Cycle Change Companies. These are companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management, products or technologies, restructurings or reorganizations, or mergers and acquisitions.

The Portfolio focuses on midsize companies with promising potential. Under normal circumstances, the Portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P(R) MidCap 400 Index.

To pursue its objective, the AST Neuberger Berman Mid-Cap Growth Portfolio primarily invests in the common stocks of mid-cap companies. Companies with equity market capitalizations from $300 million to $10 billion at the time of investment are considered mid-cap companies for purposes of the Portfolio. Some of the Portfolio's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Portfolio seeks to reduce risk by diversifying among many companies and industries.

The Portfolio is normally managed using a growth-oriented investment approach. The Sub-advisor looks for fast-growing companies that are in new or rapidly evolving industries. Factors in identifying these companies may include above-average growth of earnings or earnings that exceed analysts' expectations. The Sub-advisor may also look for other characteristics in a company, such as financial strength, a strong position relative to competitors and a stock price that is reasonable in light of its growth rate.

The Sub-advisor follows a disciplined selling strategy, and may sell a stock when it reaches a target price, fails to perform as expected, or appears substantially less desirable than another stock.

To pursue its objective, the AST Neuberger Berman Mid-Cap Value Portfolio primarily invests in the common stocks of mid-cap companies. Some of the Portfolio's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Portfolio seeks to reduce risk by diversifying among many companies and industries.

Under the Portfolio's value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are undervalued and that may rise in price when other investors realize their worth. Factors that the Sub-advisor may use to identify these companies include strong fundamentals, such as a low price-to-earnings ratio, consistent cash flow, and a sound track record through all phases of the market cycle. The Sub-advisor may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Sub-advisor generally considers selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

The AST Alger All-Cap Growth Portfolio invests primarily in equity securities, such as common or preferred stocks, that are listed on U.S. exchanges or in the over-the-counter market. The Portfolio may invest in the equity securities of companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions.

The Portfolio invests primarily in growth stocks. The Sub-advisor believes that these stocks are those of two types of companies:

o High Unit Volume Growth Companies. Vital creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

o Positive Life Cycle Change Companies. Companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management, products or technologies, restructurings or reorganizations, or mergers and acquisitions.

The AST Gabelli All-Cap Value Portfolio will primarily invest in readily marketable equity securities including common stocks, preferred stocks and securities that may be converted at a later time into common stock. The Portfolio may invest in the securities of companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions.

In making stock selections, the Portfolio strives to earn a 10% real rate of return. The Portfolio focuses on companies that appear underpriced relative to the value that the Portfolio's Sub-Advisor believes informed investors would be willing to pay for the company. The Sub-advisor considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics and perceived management skills. The Sub-advisor also considers changes in economic and political outlooks as well as individual corporate developments. The Sub-Advisor will sell any Portfolio investments that lose their perceived value relative to other investments.

Under normal circumstances, the AST Kinetics Internet Portfolio invests at least 65% of its total assets in common stocks, convertible securities, warrants and other equity securities having the characteristics of common stocks, such as American Depositary Receipts and International Depositary Receipts, of domestic and foreign companies that are engaged in the Internet and Internet-related activities. The Internet is a collection of connected computers that allows commercial and professional organizations, educational institutions, government agencies and consumers to communicate electronically, access and share information and conduct business around the world.

Portfolio securities will be selected by the Sub-advisor from companies that are engaged in the development of hardware, software and telecommunications solutions that enable the transaction of business on the Internet by individuals and companies, as well as companies that offer products and services primarily via the Internet. Accordingly, the Portfolio seeks to invest in the equity securities of companies whose research and development efforts may result in higher stock values. These companies may be large, medium or small in size if, in the Sub-advisor's opinion, they meet the Portfolio's investment criteria.

The Sub-advisor selects portfolio securities by evaluating a company's positioning and business model as well as its ability to grow and expand its activities via the Internet or achieve a competitive advantage in cost/profitability and brand image leveraging via use of the Internet. The Sub-advisor also considers a company's fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. Furthermore, the Sub-advisor looks at the amount of capital a company currently expends on research and development.

The AST T. Rowe Price Natural Resources Portfolio normally invests at least 65% of its total assets in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation. The Portfolio also may invest in non-resource companies with the potential for growth. When selecting stocks, we look for companies that have the ability to expand production, to maintain superior exploration programs and production facilities, and the potential to accumulate new resources. Natural resource companies in which the Portfolio invests generally own or develop energy sources, precious metals, nonferrous metals, forest products, real estate, diversified resources and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities.

The AST Alliance Growth Portfolio (formerly, the AST Oppenheimer Large-Cap Growth Portfolio) normally invests at least 85% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 companies most highly regarded by the Sub-advisor usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from many equity mutual funds in its focus on a relatively small number of intensively researched companies.

The Sub-advisor relies heavily upon the fundamental analysis and research of its internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. The Sub-advisor therefore seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The AST MFS Growth Portfolio invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies that the Sub-advisor believes offer better than average prospects for long-term growth. The Sub-advisor uses a "bottom up," as opposed to "top down," investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis of individual companies by the Sub-advisor.

In managing the Portfolio, the Sub-advisor seeks to purchase securities of companies that it considers well-run and poised for growth. The Sub-advisor looks particularly for companies with the following qualities:

o    a strong franchise, strong cash flows and a recurring revenue stream

o a strong industry position, where there is potential for high profit margins or substantial barriers to new entry into the industry

o    a strong management with a clearly defined strategy

o    new products or services.

The Portfolio may invest up to 35% of its net assets in foreign securities.

The AST Alger Growth Portfolio invests primarily in equity securities, such as common or preferred stocks, that are listed on U.S. exchanges or in the over-the-counter market. The Portfolio invests primarily in growth stocks. The Sub-advisor believes that these stocks are those of two types of companies:

o High Unit Volume Growth Companies. These are vital creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

o Positive Life Cycle Change Companies. These are companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management, products or technologies, restructurings or reorganizations, or mergers and acquisitions.

The Portfolio focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. The Portfolio normally invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalizations of $1 billion or greater.

The AST Marsico Capital Growth Portfolio will pursue its objective by investing primarily in common stocks. The Sub-advisor expects that the majority of the Portfolio's assets will be invested in the common stocks of larger, more established companies.

In selecting investments for the Portfolio, the Sub-advisor uses an approach that combines "top down" economic analysis with "bottom up" stock selection. The "top-down" approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment, and the global competitive landscape. In addition, the Sub-advisor examines such factors as the most attractive global investment opportunities, industry consolidation, and the sustainability of economic trends. As a result of this "top down" analysis, the Sub-advisor identifies sectors, industries and companies that should benefit from the trends the Sub-advisor has observed.

The Sub-advisor then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is appropriate for investment by the Portfolio, the Sub-advisor focuses on a number of different attributes, including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, and the ability to generate free cash flow), strong management, and reasonable valuations in the context of projected growth rates.

The AST JanCap Growth Portfolio will pursue its objective by investing primarily in common stocks. Common stock investments will be in companies that the Sub-advisor believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive and regulatory environment. The Sub-advisor generally takes a "bottom up" approach to choosing investments for the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.



The AST Janus Strategic Value Portfolio pursues its objective by investing primarily in common stocks with the potential for long-term growth of capital using a "value" approach. The value approach the Sub-advisor uses emphasizes investments in companies it believes are undervalued relative to their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors.

The Sub-advisor measures value as a function of price/earnings (P/E) ratios and price/free cash flow. A P/E ratio is the relationship between the price of a stock and its earnings per share. This figure is determined by dividing a stock's market price by the company's earnings per share amount. Price/free cash flow is the relationship between the price of a stock and the company's available cash from operations minus capital expenditures. The Sub-advisor will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital.

The Sub-advisor generally takes a "bottom up" approach in choosing investments for the Portfolio. In other words, the Sub-advisor seeks to identify companies that are undervalued by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

Principal Risks:

o All of the capital growth portfolios are equity funds, and the primary risk of each is that the value of the stocks they hold will decline. Stocks can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally. These declines can be substantial.


o The risk to which the capital growth portfolios are subject depends in part on the size of the companies in which the particular portfolio invests. Securities of smaller companies tend to be subject to more abrupt and erratic price movements than securities of larger companies, in part because they may have limited product lines, markets, or financial resources. Market capitalization, which is the total market value of a company's outstanding stock, is often used to classify companies based on size. Therefore, the AST Janus Small-Cap Growth Portfolio, the AST Kemper Small-Cap Growth Portfolio, the AST Federated Aggressive Growth Portfolio, the AST Lord Abbett Small Cap Value Portfolio, and the AST Gabelli Small-Cap Value Portfolio can be expected to be subject to the highest degree of risk relative to the other capital growth funds. The AST Janus Mid-Cap Growth Portfolio, the AST Alger Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio and the AST Neuberger Berman Mid-Cap Value Portfolio can be expected to be subject to somewhat less risk, and the AST Alliance Growth Portfolio, the AST MFS Growth Portfolio, the AST Alger Growth Portfolio, the AST Marsico Capital Growth Portfolio, the AST JanCap Growth Portfolio and the AST Janus Strategic Value Portfolio to somewhat less risk than the mid-cap funds. The AST Alger All-Cap Growth Portfolio, the Gabelli All-Cap Value Portfolio and the AST Kinetics Internet Portfolio may invest in equity securities of companies without regard to capitalization, and may include large and small companies at the same time. The AST T. Rowe Price Natural Resources Portfolio invests in companies of all sizes in order to take advantage of the opportunities in the natural resources sector, but generally invests mostly in large and medium-sized companies.

o The AST Janus Small-Cap Growth Portfolio, the AST Kemper Small-Cap Growth Portfolio, the AST Federated Aggressive Growth Portfolio, the AST Janus Mid-Cap Growth Portfolio, the AST Alger Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Alger All-Cap Growth Portfolio, the AST Alliance Growth Portfolio, the AST MFS Growth Portfolio, the AST Alger Growth Portfolio, the AST Marsico Capital Growth Portfolio and the AST JanCap Growth Portfolio generally take a growth approach to investing, while the AST Lord Abbett Small Cap Value Portfolio, the AST Gabelli Small-Cap Value Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, the AST Gabelli All-Cap Value Portfolio and the AST Janus Strategic Value Portfolio generally take a value approach. Value stocks are believed to be selling at prices lower than what they are actually worth, while growth stocks are those of companies that are expected to grow at above-average rates. A portfolio investing primarily in growth stocks will tend to be subject to more risk than a value fund, although this will not always be the case. Value stocks are subject to the risks that the market may not recognize the stock's actual value or that the market actually valued the stock appropriately.


o The AST Kinetics Internet Portfolio and the AST T. Rowe Price Natural Resources Portfolio are subject to an additional risk factor because they are less diversified than most equity funds and could therefore experience sharp price declines when conditions are unfavorable in the sector in which they invest. Internet companies are especially sensitive to the risk of product obsolescence, and may be affected by heightened regulatory scrutiny and impending changes in government policies. The rate of earnings growth of natural resource companies may be irregular because these companies are strongly affected by natural forces, global economic cycles and international politics.


o The AST Janus Mid-Cap Growth Portfolio the AST Kinetics Internet Portfolio and the AST Janus Strategic Value Portfolio are non-diversified funds in that they may hold larger positions in a smaller number of securities. As a result, a single security's increase or decrease in value may have a greater impact on a Portfolio's share price and total return.


Growth and Income Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

Cohen & Steers Realty         Maximize total return          The Portfolio invests primarily in equity securities of real estate companies.


Sanford Bernstein Managed     To outperform the S&P 500      The Portfolio invests primarily in common stocks included in
Index 500                     Stock Index                    the S&P 500.


American Century Income &     Capital growth and,            The Portfolio invests primarily in stocks of large U.S.
Growth                        secondarily, current income    companies selected through quantitative investment techniques.

Alliance Growth and Income    Long term capital growth       The Portfolio invests primarily in common stocks that are
                              and   income                   believed   to  be  selling  at reasonable prices in relation to value.

MFS Growth with Income        Reasonable current income      The Portfolio invests primarily in common stocks and related
                              and long-term capital          securities.
                              growth and income.

INVESCO Equity Income         Capital growth and current     The Portfolio invests primarily in dividend-paying common and
                              income                         preferred stocks, and to a lesser extent in fixed income
                                                             securities.

AIM Balanced                  Capital growth and current     The Portfolio normally invests 30-70% of its  total  assets in
                              income                         equity securities and 30-70% in debt securities.

American Century Strategic    Capital growth and current     The Portfolio normally invests approximately 60% of its
Balanced                      income                         assets in equity securities and the remainder in bonds and other fixed income securities.

T. Rowe Price Asset           A high level of total          The Portfolio normally invests 50-70% of its total assets in
Allocation                    return                         equity securities and 30-50% in fixed income securities.

Principal Investment Strategies:

The AST Cohen & Steers Realty Portfolio pursues its investment objective of maximizing total return by seeking, with approximately equal emphasis, capital growth and current income. Under normal circumstances, the Portfolio will invest substantially all of its assets in the equity securities of real estate companies. Such equity securities will consist of common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the Sub-advisor's view, a significant element of the securities' value, and preferred stocks.

For purposes of the Portfolio's investment policies, a "real estate company" is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of real estate or that has at least 50% of its assets in real estate. The Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies. Real estate companies may include real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests.


The AST Sanford Bernstein Managed Index 500 Portfolio (formerly, the AST Bankers Trust Managed Index 500 Portfolio) seeks to outperform the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500(R)") through stock selection resulting in different weightings of common stocks relative to the index. The S&P 500 is an index of 500 common stocks, most of which trade on the New York Stock Exchange Inc. (the "NYSE").

In seeking to outperform the S&P 500, the Sub-advisor starts with a portfolio of stocks representative of the holdings of the index. It then uses a set of quantitative criteria that are designed to indicate whether a particular stock will predictably perform better or worse than the S&P 500. Based on these criteria, the Sub-advisor determines whether the Portfolio should over-weight, under-weight or hold a neutral position in the stock relative to the proportion of the S&P 500 that the stock represents. In addition, the Sub-advisor may determine based on the quantitative criteria that (1) certain S&P 500 stocks should not be held by the Portfolio in any amount, and (2) certain equity securities that are not included in the S&P 500 should be held by the Portfolio. The Portfolio may invest up to 15% of its total assets in equity securities not included in the S&P 500.

While the Portfolio attempts to outperform the S&P 500, it is not expected that any outperformance will be substantial. The Portfolio also may underperform the S&P 500 over short or extended periods.


The AST American Century Income & Growth Portfolio's investment strategy utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the Sub-advisor ranks stocks, primarily the 1,500 largest publicly traded U.S. companies (measured by market capitalization), from most attractive to least attractive. These rankings are determined by using a computer model that combines measures of a stock's value and measures of its growth potential. To measure value, the Sub-advisor uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the Sub-advisor uses, among others, the rate of growth in a company's earnings and changes in its earnings estimates.

In  the  second  step,  the  Sub-advisor   uses  a  technique  called  portfolio
optimization. In portfolio optimization, the Sub-advisor uses a computer to build a portfolio of stocks from the ranking described earlier that it thinks will provide the best balance between risk and expected return. The goal is to create an equity portfolio that provides better returns than the S&P 500 Index without taking on significant additional risk. The Sub-advisor attempts to create a dividend yield for the Portfolio that will be greater than that of the S&P 500.

The AST Alliance Growth and Income Portfolio (formerly, the AST Lord Abbett Growth and Income Portfolio) normally will invest in common stocks (and securities convertible into common stocks). Typically, in choosing stocks, the Sub-advisor looks for companies using the following process:

o Quantitative research is performed on a universe of large, seasoned, U.S. and multinational companies to identify which stocks the Sub-advisor believes represent the best bargains; and

o    Fundamental   research  is  conducted  to  assess  a  company's   operating
     environment, resources and strategic plans and to determine its prospects for exceeding the earnings expectations reflected in its stock price.

The Sub-advisor will take a value-oriented approach, in that it will try to keep the Portfolio's assets invested in securities that are selling at reasonable prices in relation to their value. In doing so, the Portfolio may forgo some opportunities for gains when, in the judgment of the Sub-advisor, they are too risky.

The AST MFS Growth with Income Portfolio invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The stocks in which the Portfolio invests generally will pay dividends. While the Portfolio may invest in companies of any size, the Portfolio generally focuses on companies with larger market capitalizations that the Sub-advisor believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Sub-advisor uses a "bottom up," as opposed to "top down," investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis of individual companies by the Sub-advisor.

The Portfolio may invest up to 20% of its net assets in foreign securities.

The AST INVESCO Equity Income Portfolio seeks to achieve its objective by investing in securities that are expected to produce relatively high levels of income and consistent, stable returns. The Portfolio normally will invest at least 65% of its assets in dividend-paying common and preferred stocks of domestic and foreign issuers. Up to 30% of the Portfolio's assets may be invested in equity securities that do not pay regular dividends. In addition, the Portfolio normally will have some portion of its assets invested in debt securities or convertible bonds.

The AST AIM Balanced Portfolio attempts to meet its objective by investing, normally, a minimum of 30% and a maximum of 70% of its total assets in equity securities and a minimum of 30% and a maximum of 70% of its total assets in non-convertible debt securities. The Portfolio may invest up to 25% of its total assets in convertible securities. The Portfolio may invest up to 10% of its total assets in high-yield debt securities rated below investment grade or deemed to be of comparable quality ("junk bonds"). The Portfolio may also invest up to 20% of its total assets in foreign securities.

In selecting the percentages of assets to be invested in equity or debt securities, the Sub-advisor considers such factors as general market and economic conditions, as well as market, economic and industry trends, yields, interest rates and changes in fiscal and monetary policies. The Sub-advisor will primarily purchase equity securities for growth of capital and debt securities for income purposes. However, the Sub-advisor will focus on companies whose
securities  have  the  potential  for  both  capital   appreciation  and  income
generation. The Sub-advisor considers whether to sell a security when it believes that the security no longer has that potential.

The Sub-advisor to the AST American Century Strategic Balanced Portfolio intends to maintain approximately 60% of the Portfolio's assets in equity securities and the remainder in bonds and other fixed income securities. With the equity portion of the Portfolio, the Sub-advisor utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the Sub-advisor ranks stocks, primarily the 1,500 largest publicly traded U.S. companies as measured by market capitalization. These rankings are determined by using a computer model that combines measures of a stock's value and measures of its growth potential. To measure value, the Sub-advisor uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the Sub-advisor uses, among others, the rate of growth in a company's earnings and changes in its earnings estimates.

In  the  second  step,  the  Sub-advisor   uses  a  technique  called  portfolio
optimization. In portfolio optimization, the Sub-advisor uses a computer to build a portfolio of stocks from the ranking described earlier that it thinks will provide the best balance between risk and expected return. The goal is to create an equity portfolio that provides better returns than the S&P 500 Index without taking on significant additional risk.

The Sub-advisor intends to maintain approximately 80% of the Portfolio's fixed income assets in domestic fixed income securities and approximately 20% in foreign fixed income securities. This percentage will fluctuate and may be higher or lower depending on the mix the Sub-advisor believes will be most appropriate for achieving the Portfolio's objectives. The fixed income portion of the Portfolio is invested in a diversified portfolio of government securities, corporate fixed income securities, mortgage-backed and asset-backed securities, and similar securities. The Sub-advisor's strategy is to actively manage the Portfolio by investing the Portfolio's fixed income assets in sectors it believes are undervalued (relative to the other sectors) and which represent better relative long-term investment opportunities.

The Sub-advisor will adjust weighted average portfolio maturity in response to expected changes in interest rates. Under normal market conditions, the weighted average maturity of the fixed income portion of the Portfolio will range from 3 to 10 years.

The AST T. Rowe Price Asset Allocation Portfolio normally invests approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%.

The Sub-advisor concentrates common stock investments in larger, more established companies, but the Portfolio may include small and medium-sized companies with good growth prospects. The Portfolio's exposure to smaller companies is not expected to be substantial, and will not constitute more than 30% of the equity portion of the Portfolio. Up to 35% of the equity portion may be invested in foreign (non-U.S. dollar denominated) equity securities. The fixed income portion of the Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or "junk" bonds (up to 30%); foreign (non-U.S. dollar denominated) high quality debt securities (up to 30%); and cash reserves (up to 20%).

Bond investments may include U.S. Treasury and agency issues, corporate debt securities, mortgage-backed securities (including derivatives such as collateralized mortgage obligations and stripped mortgage-backed securities) and asset-backed securities. While the weighted average maturities of each component of the fixed income portion (i.e., investment grade, high yield, etc.) of the Portfolio will differ, the weighted average maturity of the fixed income portion as a whole (except for the cash reserves component) is expected to be in the range of 7 to 12 years.

The precise mix of equity and fixed income investments will depend on the Sub-advisor's outlook for the markets. The Portfolio's investments in foreign equity and debt securities are intended to provide additional diversification, and the Sub-advisor will normally have at least three different countries represented in both the foreign equity and foreign debt portions of the Portfolio.

Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

Principal Risks:

o Both equity securities (e.g., stocks) and fixed income securities (e.g., bonds) can decline in value, and the primary risk of each of the growth and income portfolios is that the value of the securities they hold will decline. The degree of risk to which the growth and income portfolios are subject is likely to be somewhat less than a portfolio investing exclusively for capital growth. Nonetheless, the share prices of the growth and income portfolios can decline substantially.


o The AST Cohen & Steers Realty Portfolio, the AST Sanford Bernstein Managed Index 500 Fund, the AST MFS Growth with Income Portfolio, the AST American Century Income & Growth Portfolio, and the AST Alliance Growth and Income Portfolio invest primarily in equity securities. The AST INVESCO Equity Income Portfolio invests primarily in equity securities, but will normally invest some of its assets in fixed income securities. The AST AIM Balanced Portfolio, the AST American Century Strategic Balanced Portfolio, and the AST T. Rowe Price Asset Allocation Portfolio generally invest in both equity and fixed income securities. The values of equity securities tend to fluctuate more widely than the values of fixed income securities. Therefore, those growth and income portfolios that invest primarily in equity securities will likely be subject to somewhat higher risk than those portfolios that invest in both equity and fixed income securities.


o Each of the Portfolios that makes significant investments in fixed income securities may invest to some degree in lower-quality fixed income securities, which are subject to greater risk that the issuer may fail to make interest and principal payments on the securities when due. Each of these Portfolios generally invests in intermediate- to long-term fixed income securities. Fixed income securities with longer maturities are generally subject to greater risk than fixed income securities with shorter maturities, in that their values will fluctuate more in response to changes in market interest rates.

o The AST Cohen & Steers Realty Portfolio is subject to an additional risk factor because it is less diversified than most equity funds and could therefore experience sharp price declines when conditions are unfavorable in the real estate sector. Real estate securities may be subject to risks similar to those associated with direct ownership of real estate. These include risks related to economic conditions, heavy cash flow dependency, overbuilding, extended vacancies of properties, changes in neighborhood values, and zoning, environmental and housing regulations.

o Because the AST Sanford Bernstein Managed Index 500 Portfolio invests primarily in equity securities included in the S&P 500, and some of these securities do not produce income, the Portfolio may be subject to a greater level of risk than a fund that invests primarily in income-producing securities.

Fixed Income Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

T. Rowe Price Global Bond     High current income and        The Portfolio invests primarily in high-quality foreign and
                              capital growth                 U.S. government bonds.


Lord Abbett Bond-Debenture    High current income and        The Portfolio invests primarily in high yield and investment
                              the opportunity for            grade debt securities, securities convertible into common
                              capital appreciation to        stock and preferred stocks.
                              produce a high total return.


Federated High Yield          High current income            The Portfolio invests primarily in lower-quality fixed income securities.

PIMCO Total Return Bond       Maximize total return,         The Portfolio invests primarily  in  higher-quality fixed
                              consistent with                income securities of varying maturities, so that the
                              preservation of capital        Portfolio's expected average duration will be from
                                                             three to six years.

PIMCO Limited Maturity Bond   Maximize total return,         The Portfolio invests primarily in higher-quality fixed
                              consistent with                income securities of varying maturities, so that the
                              preservation of capital        Portfolio's expected average duration will be from
                                                             one to three years.

Money Market                  Maximize current income        The Portfolio invests in high-quality, short-term, U.S.
                              and maintain high levels       dollar-denominated instruments.
                              of liquidity

Principal Investment Strategies:

To achieve its objectives, the AST T. Rowe Price Global Bond Portfolio (formerly, the AST T. Rowe Price International Bond Portfolio) will invest at least 65% of its total assets in bonds issued or guaranteed by the U.S. or foreign governments or their agencies and by foreign authorities, provinces and municipalities. Corporate bonds may also be purchased. The Portfolio seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The Sub-advisor bases its investment decisions on fundamental market factors, currency trends, and credit quality. The Portfolio generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the Sub-advisor believes that the currency risk can be minimized through hedging.

Although the Portfolio expects to maintain an intermediate-to-long weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities. The Portfolio may and frequently does engage in foreign currency transactions such as forward foreign currency exchange contracts, hedging its foreign currency exposure back to the dollar or against other foreign currencies ("cross-hedging"). The Sub-advisor also attempts to reduce currency risks through diversification among foreign securities and active management of maturities and currency exposures.

The Portfolio may also invest up to 20% of its assets in the aggregate in below investment-grade, high-risk bonds ("junk bonds") and emerging market bonds. Some emerging market bonds, such as Brady Bonds, may be denominated in U.S. dollars.

The AST Federated High Yield Portfolio will invest at least 65% of its assets in lower-rated corporate fixed income securities ("junk bonds"). These fixed income securities may include preferred stocks, convertible securities, bonds, debentures, notes, equipment lease certificates and equipment trust certificates. The securities in which the Portfolio invests usually will be rated below the three highest rating categories of a nationally recognized rating organization (AAA, AA, or A for Standard & Poor's Corporation ("Standard & Poor's") and Aaa, Aa or A for Moody's Investors Service, Inc. ("Moody's")) or, if unrated, are of comparable quality. There is no lower limit on the rating of securities in which the Portfolio may invest.

Methods by which the Sub-advisor attempts to reduce the risks involved in lower-rated securities include:

         Credit Research. The Sub-advisor will perform its own credit analysis in addition to using rating organizations and other sources, and may have discussions with the issuer's management or other investment analysts regarding issuers. The Sub-advisor's credit analysis will consider the issuer's financial soundness, its responsiveness to changing business and market conditions, and its anticipated cash flow and earnings. In evaluating an issuer, the Sub-advisor places special emphasis on the estimated current value of the issuer's assets rather than their historical cost.

     Diversification. The Sub-advisor invests in securities of many different issuers, industries, and economic sectors.

     Economic Analysis. The Sub-advisor will analyze current developments and trends in the economy and in the financial markets.


To pursue its objective, the AST Lord Abbett Bond-Debenture Portfolio normally invests in high yield and investment grade debt securities, securities convertible into common stock and preferred stocks. Under normal circumstances, the Portfolio invests at least 65% of its total assets in fixed income securities of various types. At least 20% of the Portfolio's assets must be invested in any combination of investment grade securities, U.S. Government securities and cash equivalents.


The Sub-advisor believes that a high total return (current income and capital growth) may be derived from an actively managed, diversified portfolio of investments. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, the Sub-advisor attempts to reduce the Portfolio's risks. The Sub-advisor seeks unusual values, using fundamental, "bottom-up" research (i.e., research on individual companies rather than the economy as a whole) to identify undervalued securities. The Portfolio may find good value in high yield securities, sometimes called "lower-rated bonds" or "junk bonds," and frequently may have more than half of its assets invested in those securities. The Portfolio may also make significant investments in mortgage-backed securities. Although the Portfolio expects to maintain a weighted average maturity in the range of seven to nine years, there are no maturity restrictions on the overall portfolio or on individual securities.

The AST PIMCO Total Return Bond Portfolio will invest at least 65% of its assets in the following types of fixed income securities:

(1) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
(2) corporate debt securities, including convertible securities and commercial paper;
(3)  mortgage and other asset-backed securities;
(4) structured notes, including hybrid or "indexed" securities, and loan participations;
(5)  delayed funding loans and revolving credit securities;
(6)  bank certificates of deposit, fixed time deposits and bankers' acceptances;
(7)  repurchase agreements and reverse repurchase agreements;
(8) obligations of foreign governments or their subdivisions, agencies and instrumentalities; and
(9)  obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration is one of the fundamental tools used by the Sub-advisor.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three- to six-year time frame based on the Sub-advisor's forecast for interest rates. The Portfolio can and routinely does invest in certain complex fixed income securities (including mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) that many other fixed income funds do not utilize. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade ("junk bonds") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

The AST PIMCO Limited Maturity Bond Portfolio will invest at least 65% of its assets in the following types of fixed income securities:

(1) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
(2) corporate debt securities, including convertible securities and commercial paper;
(3)  mortgage and other asset-backed securities;
(4) structured notes, including hybrid or "indexed" securities, and loan participations;
(5)  delayed funding loans and revolving credit securities;
(6)  bank certificates of deposit, fixed time deposits and bankers' acceptances;
(7)  repurchase agreements and reverse repurchase agreements;
(8) obligations of foreign governments or their subdivisions, agencies and instrumentalities; and
(9)  obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration is one of the fundamental tools used by the Sub-advisor.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a one- to three-year time frame based on the Sub-advisor's forecast for interest rates. The Portfolio can and routinely does invest in certain complex fixed income securities (including mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) that many other fixed income funds do not utilize. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade ("junk bonds") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

The AST Money Market Portfolio will invest in high-quality, short-term, U.S. dollar denominated corporate, bank and government obligations. Under the regulatory requirements applicable to money market funds, the Portfolio must maintain a weighted average portfolio maturity of not more than 90 days and invest in securities that have effective maturities of not more than 397 days. In addition, the Portfolio will limit its investments to those securities that, in accordance with guidelines adopted by the Directors of the Company, present minimal credit risks. The Portfolio will not purchase any security (other than a United States Government security) unless:

     (1)  if  rated  by  only  one  nationally  recognized   statistical  rating
organization (such as Moody's and Standard & Poor's), such organization has rated it with the highest rating assigned to short-term debt securities;

     (2) if rated by more than one nationally recognized statistical rating organization, at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or

     (3) it is not rated, but is determined to be of comparable quality in accordance with the guidelines noted above.

Principal Risks:

o The risk of a fund or portfolio investing primarily in fixed income securities is determined largely by the quality and maturity characteristics of its portfolio securities. Lower-quality fixed income securities are subject to greater risk that the company may fail to make interest and principal payments on the securities when due. Fixed income securities with longer maturities (or durations) are generally subject to greater risk than securities with shorter maturities, in that their values will fluctuate more in response to changes in market interest rates.

o    While the AST T. Rowe Price  Global Bond  Portfolio  invests  primarily  in high-quality fixed income securities, its substantial investments in foreign fixed income securities and relatively long average maturity will tend to increase its level of risk. Like foreign equity investments, foreign fixed income investments involve risks such as fluctuations in currency exchange rates, unstable political and economic structures, reduced availability of information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. The AST T. Rowe Price Global Bond Portfolio can invest to some degree in securities of issuers in developing countries and in lower-quality fixed income securities, and the risks of the Portfolio may be accentuated by these holdings.


o As a fund that invests primarily in lower-quality fixed income securities, the AST Federated High Yield Portfolio will be subject to a level of risk that is high relative to other fixed income funds, and which may be comparable to or higher than some equity funds. The level of risk of the AST Lord Abbett Bond-Debenture Portfolio may be higher than many other fixed income funds because it will often have significant investments in lower-quality fixed income securities. Like equity securities, lower-quality fixed income securities tend to reflect short-term market developments to a greater extent than higher-quality fixed income securities. An economic downturn may adversely affect the value of lower-quality securities, and the trading market for such securities is generally less liquid than the market for higher-quality securities.

o The average duration or maturity of the AST Lord Abbett Bond-Debenture Portfolio generally will be longer than that of the AST PIMCO Total Return Bond Portfolio, which in turn will be longer than that of the AST PIMCO Limited Maturity Bond Portfolio, and funds having longer average maturities or durations can be expected to be subject to a greater level of risk than shorter-term funds. As funds that invest primarily in high-quality fixed income securities, the level of risk to which the AST PIMCO Total Return Bond Portfolio and AST PIMCO Limited Maturity Bond Portfolio are subject can be expected to be less than most equity funds. Nonetheless, the fixed income securities held by these Portfolios can decline in value because of changes in their quality, in market interest rates, or for other reasons. While the complex fixed income securities invested in and investment practices engaged in by the AST PIMCO Total Return Bond Portfolio and AST PIMCO Limited Maturity Portfolio are designed to increase their return or hedge their investments, these securities and practices may increase the risk to which the Portfolios are subject.


o The AST Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, but it is still possible to lose money by investing in the Portfolio. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition, the income earned by the Portfolio will fluctuate based on market conditions and other factors.

Past Performance


             The bar charts show the performance of each Portfolio for each full calendar year the Portfolio has been in operation. The tables below each bar chart show each such Portfolio's best and worst quarters during the periods included in the bar chart, as well as average annual total returns for each Portfolio since inception. This information may help provide an indication of each Portfolio's risks by showing changes in performance from year to year and by comparing the Portfolio's performance with that of a broad-based securities index. The performance figures do not reflect any charges associated with the variable insurance contracts through which Portfolio shares are purchased; and would be lower if they did. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how a Portfolio will perform in the future. The 1999 performance figures for some of the Portfolios reflect the substantial increases that occurred during 1999 in the markets for the types of securities in which those Portfolios invest; it is unlikely that similarly large increases will continue in future years. No performance information is included for those Portfolios that commenced operations after January, 1999 (the AST Scudder Japan Portfolio, the AST MFS Global Equity Portfolio, the AST Federated Aggressive Growth Portfolio, the AST Janus Mid-Cap Growth Portfolio, the AST
Gabelli All-Cap Value Portfolio, the AST Kinetics Internet Portfolio, the AST MFS Growth Portfolio, the AST Alger Growth Portfolio, the AST Janus Strategic Value Portfolio, the AST MFS Growth with Income Portfolio, and the AST Lord Abbett Bond-Debenture Portfolio).


      AST Founders Passport Portfolio*


 _________________________
                                  100.00%
                          89.71%
                                   80.00%
                                   60.00%

12.91%           10.92%             20.00%
 _______2.03%______________________ 0.00%
1996    1997     1998     1999


      ------------------------------------- -----------------------------------
              Best Quarter                          Worst Quarter
      ------------------------------------- -----------------------------------
      ------------------------------------- -----------------------------------
          Up 64.20%, 4th quarter 1999           Down 20.03%, 3rd quarter 1998
      ------------------------------------- -----------------------------------

      ---------------------- --------------------- ----------------------------
      Average annual total   Portfolio             Index:
      returns                                      Morgan Stanley Capital
      For periods ending                           International (MSCI) EAFE
      12/31/99                                     Index

     ---------------------- --------------------- ----------------------------
     ---------------------- --------------------- ----------------------------
     1 year                               89.71%                       26.46%
     ---------------------- --------------------- ----------------------------
     ---------------------- --------------------- ----------------------------
     Since inception                      21.72%                        3.43%
     (5/2/95)
     ---------------------- --------------------- ----------------------------

                  *Prior to October 15, 1996, the AST Founders Passport Portfolio was known as the Seligman Henderson International Small-Cap Portfolio, and Seligman Henderson Co. served as Sub-advisor to the Portfolio.

                    AST AIM International Equity Portfolio*

_____________________________________________________________________
                                                               64.13% 60.00%

                     36.11%                                           40.00%
                                                18.15%  20.10%        20.00%
          7.01%                    10.00% 9.65%
   -2.97%       -8.35%       2.64%                                     0.00%
_____________________________________________________________________-20.00%
   1990  1991   1992  1993   1994  1995  1996  1997    1998    1999


------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 42.51%, 4th quarter 1999           Down 19.79%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Morgan Stanley Capital
For periods ending                           International (MSCI) EAFE
12/31/99                                     Index

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               64.13%                       26.96%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                               22.94%                       12.82%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
10 year                              16.50%                        7.01%
---------------------- --------------------- ----------------------------

* From October 15, 1996 to May 4, 1999, the AST AIM International Equity Portfolio was known as the AST Putnam International Equity Portfolio, and Putnam Investment Management, Inc. served as Sub-advisor to the Portfolio. Prior to October 15, 1996, Seligman Henderson Co. served as Sub-advisor to the Portfolio.



                      AST Janus Overseas Growth Portfolio

 _______________________________
                                100.00%
                       82.68%
                                40.00%
        18.70%                  20.00%
                16.22%
                                0.00%
 _______________________________-20.00%
        1997     1998   1999

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 59.16%, 4th quarter 1999           Down 18.54%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Morgan Stanley Capital

For periods ending                           International (MSCI) EAFE
12/31/99                                     Index

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               82.68%                       26.96%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since inception                      36.08%                       16.11%
(1/2/97)
---------------------- --------------------- ----------------------------

              AST American Century International Growth Portfolio

_________________________
                 65.20%    60.00%

                           40.00%
        18.68%             20.00%
 15.10%
                            0.00%
 _________________________-20.00%
 1997   1998     1999





------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 49.04%, 4th quarter 1999           Down 17.66%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Morgan Stanley Capital
For periods ending                           International (MSCI) EAFE
12/31/99                                     Index

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               65.20%                       26.96%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      31.21%                       16.11%
(1/2/97)
---------------------- --------------------- ----------------------------

                AST American Century International Growth Portfolio II*



                                        31.95%    30.00%
     11.09%  14.17%              14.03%           20.00%

                     1.36%                         0.00%
-3.80%____________________________________________-20.00%
1994     1995    1996    1997     1998   1999



-------------------------------------- --------------------------------------
Best Quarter                           Worst Quarter

-------------------------------------- --------------------------------------
-------------------------------------- --------------------------------------
Up 24.22%, 4th quarter 1999            Down 13.58%, 3rd quarter 1998
-------------------------------------- --------------------------------------

---------------------- -------------------- -----------------------------
Average annual total   Portfolio            Index:
returns                                     Morgan Stanley Capital

For periods ending                          International (MSCI) EAFE
12/31/99                                    Index

---------------------- -------------------- -----------------------------
---------------------- -------------------- -----------------------------
1 year                              31.95%                        26.96%
---------------------- -------------------- -----------------------------
---------------------- -------------------- -----------------------------
5 year                              14.10%                        12.82%
---------------------- -------------------- -----------------------------
---------------------- -------------------- -----------------------------
Since Inception                     10.91%                        11.90%
(1/4/94)
---------------------- -------------------- -----------------------------

               *Prior to May 1, 2000, the AST American Century International Growth Portfolio II was known as the AST T. Rowe Price International Equity Portfolio, and Row Price-Fleming International, Inc. served as Sub-advisor to the Portfolio.


                     AST Janus Small-Cap Growth Portfolio*

 ______________________________________________
                                        141.96%
                                                100.00%
                                                60.00%

         32.65%                                 40.00%
                20.05%                          20.00%
 8.40%                  6.01%   3.49%
                                                0.00%
 ______________________________________________ -20.00%
1994     1995  1996    1997     1998    1999




------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 79.79%, 4th quarter 1999           Down 23.95%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/98

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                              141.96%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                               33.40%                       28.52%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      28.84%                       23.65%
(1/4/94)
---------------------- --------------------- ----------------------------

                  *Prior to January 1, 1999, the AST Janus Small-Cap Portfolio was known as the Founders Capital Appreciation Portfolio, and Founders Asset Management LLC served as Sub-advisor to the Portfolio.

                   AST Kemper Small-Cap Growth Portfolio


 _________________________
                 55.90%    60.00%

                           40.00%
                           20.00%

                            0.00%
 ___________________________-20.00%
                 1999

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 47.63%, 4th quarter 1999           Down 8.39%, 2nd quarter 1999
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               55.90%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      55.90%                       21.04%
(1/1/99)
---------------------- --------------------- ----------------------------


                   AST Lord Abbett Small Cap Value Portfolio


 _________________________
                           60.00%

                           40.00%
                           20.00%
          8.81%
  -0.10                     0.00%
 ___________________________-20.00%
  1998  1999



------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 22.89%, 2nd quarter 1999           Down 22.12%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                                8.81%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                       4.25%                       24.53%
(1/2/98)
---------------------- --------------------- ----------------------------


                AST Gabelli Small-Cap Value Portfolio*

 _________________________
                           60.00%

                           40.00%
 28.80%                    20.00%

        -10.53    0.58%     0.00%
 _________________________-20.00%
 1997   1998     1999



------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 19.09%, 2nd quarter 1999           Down 19.88%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                                0.58%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                       5.04%                       27.83%
(1/2/97)
---------------------- --------------------- ----------------------------


     *Prior to October 23, 2000, the AST Gabelli Small-Cap Value Portfolio was known as the AST T. Rowe Price Small Company Value Portfolio, and T. Rowe Price Associates, Inc. served as Sub-advisor to the Portfolio.


                 AST Neuberger Berman Mid-Cap Growth Portfolio*

 _________________________________________
                                                60.00%
                                51.37%
                                                40.00%
24.42%                  20.65%                  20.00%
        16.34%  16.68%
                                                 0.00%
 ________________________________________      -20.00%
1995   1996    1997     1998    1999



------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 49.25%, 4th quarter 1999           Down 20.62%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               51.37%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                               25.27%                       28.54%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      24.10%                       27.06%
(10/19/94)
---------------------- --------------------- ----------------------------

                  *Prior to May 1, 1998, the AST Neuberger Berman Mid-Cap Growth Portfolio was known as the Berger Capital Growth Portfolio, and Berger Associates, Inc. served as Sub-advisor to the Portfolio.

                 AST Neuberger Berman Mid-Cap Value Portfolio*

 ______________________________________________
                                                60.00%

                                                40.00%
       26.13%         26.42%                    20.00%
              11.53%                   5.67%
-6.95%                         -2.33%            0.00%
 _____________________________________________ -20.00%
1994   1995   1996    1997     1998   1999


------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 15.95%, 4th quarter 1998           Down 14.37%, 3rd quarter 1999
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                                5.67%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                               12.91%                       28.52%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                       9.60%                       22.22%
(5/3/93)
---------------------- --------------------- ----------------------------

                  *Prior to May 1, 1998, the AST Neuberger Berman Mid-Cap Value Portfolio was known as the Federated Utility Income Portfolio, and Federated Investment Counseling served as Sub-advisor to the Portfolio.

                 AST T. Rowe Price Natural Resources Portfolio


 ___________________________________
                                        60.00%

30.74%                                  40.00%
                          28.11%        20.00%
                 11.83%
        -3.39%                           0.00%
 ____________________________________  -20.00%
1996    1997     1998     1999


------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 17.84%, 2nd quarter 1999           Down 14.04%, 4th quarter 1997
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               28.11%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      11.98%                       27.47%
(5/2/95)
---------------------- --------------------- ----------------------------

                  AST Alliance Growth Portfolio*

_______________________________________
                                        60.00%

                 27.34%  33.91%         40.00%
                                        20.00%
        14.83%
                                         0.00%
 ______________________________________-20.00%
        1997     1998   1999

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 28.30%, 4th quarter 1999           Down 14.56%, 4th quarter 1997
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               33.91%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      23.23%                       27.35%
(5/2/96)
---------------------- --------------------- ----------------------------

                  *Between December 31, 1998 and April 30, 2000, the AST Alliance Growth Portfolio was known as the AST Oppenheimer Large-Cap Growth Portfolio, and OppenheimerFunds, Inc. served as Sub-advisor to the Portfolio. Prior to December 31, 1998, the Portfolio was known as the Robertson Stephens Value + Growth Portfolio, and Robertson Stephens & Company Investment Management, L.P. served as Sub-advisor to the Portfolio.

                      AST Marsico Capital Growth Portfolio

_________________________
                 52.58%   60.00%
 41,59%
                           40.00%
                           20.00%

                            0.00%
 _________________________-20.00%
 1998            1999


---------------------------------------- -------------------------------------
Best Quarter                             Worst Quarter

---------------------------------------- -------------------------------------
---------------------------------------- -------------------------------------
Up 36.36%, 4th quarter 1999              Down 12.80%, 3rd quarter 1998
---------------------------------------- -------------------------------------

---------------------------- --------------------- -----------------------------
Average annual total         Portfolio             Index:
returns for periods ending                         Standard & Poors 500 Index
12/31/99

---------------------------- --------------------- -----------------------------
---------------------------- --------------------- -----------------------------
1 year                                     52.58%                        21.04%
---------------------------- --------------------- -----------------------------
---------------------------- --------------------- -----------------------------
Since Inception                            46.44%                        25.52%
(12/22/97)
---------------------------- --------------------- -----------------------------

                          AST JanCap Growth Portfolio


________________________________________________________________
                                          68.26%                60.00%
                                                  55.01%
                                                                40.00%
11.87%          37.98%            28.66%                        20.00%
                         28.36%
        -4.51%                                                   0.00%
 ______________________________________________________________-20.00%
1993    1994    1995     1996    1997     1998    1999



------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 33.97%, 4th quarter 1999           Down 5.95%, 2nd quarter 1994
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               55.01%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                               42.82%                       28.52%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      30.41%                       21.80%
(11/5/92)
---------------------- --------------------- ----------------------------



                       AST COHEN & STEERS REALTY PORTFOLIO


 _________________________
                           60.00%

                           40.00%
                           20.00%

            2.26%           0.00%
  -16.00%
 _________________________-20.00%
   1998     1999

------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 10.53%, 2nd quarter 1999           Down 10.76%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      NAREIT Equity REIT Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                                2.26%                       -4.62%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      -7.31%                      -11.32%
(1/2/98)
---------------------- --------------------- ----------------------------


                    AST Sanford Bernstein Managed Index 500 Portfolio*


_________________________
                           60.00%

                           40.00%
 27.90%  21.23%            20.00%

                            0.00%
 _________________________-20.00%
 1998    1999



------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 21.58%, 4th quarter 1998           Down 10.09%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               21.23%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      24.48%                       24.53%
(1/2/98)
---------------------- --------------------- ----------------------------

                  *Prior to May 1, 2000, the AST Sanford Bernstein Managed Index 500 Portfolio was known as the AST Bankers Trust Managed Index 500 Portfolio, and Bankers Trust Company served as Sub-advisor to the Portfolio.



                AST American Century Income & Growth Portfolio*

___________________________
                           60.00%

                           40.00%
 22.30%            22.98%  20.00%
           12.27%
                            0.00%
 _________________________-20.00%
 1997     1998     1999


------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 16.72%, 4th quarter 1998           Down 11.30%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               22.98%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      19.08%                       27.83%
(1/2/97)
---------------------- --------------------- ----------------------------

                  *Prior to May 4, 1999, the AST American Century Income & Growth Portfolio was known as the AST Putnam Value Growth and Income Portfolio, and Putnam Investment Management, Inc. served as Sub-advisor to the Portfolio.

                  AST Alliance Growth and Income Portfolio*

_______________________________________________________
                                                         60.00%

                                                         40.00%
13.69%          28.91%            23.92%                 20.00%
                         18.56%            12.48% 16.09%
        2.22%                                             0.00%
 _______________________________________________________-20.00%
1993    1994    1995     1996    1997     1998    1999


------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 16.94%, 4th quarter 1998           Down 12.26%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               16.09%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                               19.85%                       28.52%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      15.76%                       20.56%
(4/30/92)
---------------------- --------------------- ----------------------------

                  *Prior to May 1, 2000, the AST Alliance Growth and Income Portfolio was known as the AST Lord Abbett Growth and Income Portfolio, and Lord, Abbett & Co. served as Sub-advisor to the Portfolio.

                      AST INVESCO Equity Income Portfolio

_________________________________________________
                                                         60.00%

                                                         40.00%
           30.07%           23.33%                       20.00%
                    17.09%           13.34% 11.74%
  -2.50%                                                  0.00%
 _______________________________________________________-20.00%
   1994    1995     1996    1997     1998   1999


------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 12.32%, 4th quarter 1998           Down 8.68%, 3rd quarter 1998
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Standard & Poors 500 Index
For periods ending
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               11.74%                       21.04%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                               18.92%                       28.52%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      15.07%                       23.65%
(1/4/94)
---------------------- --------------------- ----------------------------

                          AST AIM Balanced Portfolio*

________________________________________________________
                                                         60.00%

                                                         40.00%
                22.60%           18.28%           20.85% 20.00%
                         11.23%           12.86%
        0.09%                                             0.00%
 _______________________________________________________-20.00%
        1994    1995     1996    1997     1998    1999



------------------------------------- --------------------------------------
Best Quarter                          Worst Quarter
------------------------------------- --------------------------------------
------------------------------------- --------------------------------------
Up 16.25%, 4th quarter 1999           Down 7.13%, 3rd quarter 1998
------------------------------------- --------------------------------------

---------------------- ---------------- ------------------------------------
Average annual total   Portfolio        Index:
returns                                 Blended Index (60% Standard &
For periods ending                      Poors 500, 40% Lehman Brothers
12/31/99                                Government/
                                        Corporate Index)

---------------------- ---------------- ------------------------------------
---------------------- ---------------- ------------------------------------
1 year                          20.85%                               11.40%
---------------------- ---------------- ------------------------------------
---------------------- ---------------- ------------------------------------
5 year                          17.08%                               20.01%
---------------------- ---------------- ------------------------------------
---------------------- ---------------- ------------------------------------
Since Inception                 13.51%                               15.74%
(5/3/93)
---------------------- ---------------- ------------------------------------
                  *Between October 15, 1996 and May 3, 1999, the AST AIM Balanced Portfolio was known as the AST Putnam Balanced Portfolio, and Putnam Investment Management, Inc. served as Sub-advisor to the Portfolio. Prior to October 15, 1996, the
                  Portfolio  was  known  as  the  AST  Phoenix   Balanced  Asset
                  Portfolio and Phoenix Investment Counsel, Inc. served as Sub-advisor.

                AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO


 _________________________
                           60.00%

                           40.00%
         21.29%            20.00%
13.40%           12.97%
                            0.00%
 _________________________-20.00%
1997     1998     1999


                  ------------------------------------- -----------------------------------
                  Best Quarter                          Worst Quarter

                  ------------------------------------- -----------------------------------
                  ------------------------------------- -----------------------------------
                  Up 14.12%, 4th quarter 1998           Down 6.56%, 3rd quarter 1998
                  ------------------------------------- -----------------------------------
                  ---------------------- ------------ ----------------------------- -----------------------------
                  Average annual total   Portfolio    Blended Index (60% Standard   Blended Index (60% Standard
                  returns                             & Poors 500, 40% Lehman       & Poors 500, 40% Lehman
                  For periods ending                  Brothers Government/          Aggregate Bond Index)*
                  12/31/99                            Corporate Index)
                  ---------------------- ------------ ----------------------------- -----------------------------
                  ---------------------- ------------ ----------------------------- -----------------------------
                  1 year                      12.97%                        11.40%                      12.29%
                  ---------------------- ------------ ----------------------------- -----------------------------
                  ---------------------- ------------ ----------------------------- -----------------------------
                  Since Inception             15.82%                        18.71%                      18.33%
                  (1/2/97)
                  ---------------------- ------------ ----------------------------- -----------------------------
                  *The  Portfolio's  benchmark  index  has been  changed  to the
                  Lehman  Aggregate  Bond  Index.  The  Portfolio's  Sub-advisor believes  that this  index  better  represents  the broad U.S.
                  taxable bond market.  The Lehman Aggregate Bond index includes mortgage-backed  securities,  while the  Portfolio's  previous index did not.



                  AST T. Rowe Price Asset Allocation Portfolio


 ______________________________________________________________
                                                                60.00%

                                                                40.00%
          23.36%            18.40%   18.36%                     20.00%
                  12.14%                     10.28%
  -0.60%                                                         0.00%
 ______________________________________________________________-20.00%
  1994    1995     1996    1997     1998      1999


----------------------------------- -----------------------------
Best Quarter                        Worst Quarter

----------------------------------- -----------------------------
----------------------------------- -----------------------------
Up 11.92%, 4th quarter 1998         Down 4.58%, 3rd quarter 1998
----------------------------------- -----------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Blended Index (60%
For periods ending                           Standard & Poors 500, 40%
12/31/99                                     Lehman Brothers Government/
                                             Corporate Index)

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               10.28%                       11.40%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                               16.62%                       20.01%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                      13.57%                       16.34%
(1/4/94)
---------------------- --------------------- ----------------------------

                 AST T. Rowe Price Global Bond Portfolio*

_________________________________________________
                                                  60.00%

                           14.72%                 40.00%
 11.10%                                           20.00%
          5.98%
                 -3.42%                            0.00%
 __________________________________-8.33%________-20.00%
 1995     1996    1997     1998    1999



------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 6.31%, 4th quarter 1998            Down 5.56%, 1st quarter 1999
------------------------------------- -----------------------------------
---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      J.P. Morgan Non-U.S.
For periods ending                           Government Bond Index
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               -8.33%                       -6.17%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                       2.62%                        6.14%
(5/3/94)
---------------------- --------------------- ----------------------------
     *Prior to May 1, 1996, the AST T. Rowe Price Global Bond Portfolio was known as the AST Scudder International Bond Portfolio, and Scudder, Stevens & Clark, Inc. served as Sub-advisor to the Portfolio.



                    AST Federated High Yield Bond Portfolio


 ___________________________________________________________
                                                            60.00%

                                                            40.00%
                19.57%                                      20.00%
                         13.58%   13.58%
        -3.10%                            2.61%  2.00%        0.00%
 ___________________________________________________________-20.00%
        1994    1995     1996    1997     1998   1999





-------------------------------------- ------------------------------------
Best Quarter                           Worst Quarter
-------------------------------------- ------------------------------------
-------------------------------------- ------------------------------------
Up 5.73%, 1st quarter 1995             Down 4.21%, 3rd quarter 1998
-------------------------------------- ------------------------------------

---------------------- --------------------- -------------------------------
Average annual total   Portfolio             Index:
returns                                      Merrill Lynch High Yield Index
For periods ending
12/31/99

---------------------- --------------------- -------------------------------
---------------------- --------------------- -------------------------------
1 year                                2.00%                           1.57%
---------------------- --------------------- -------------------------------
---------------------- --------------------- -------------------------------
5 year                               10.06%                           9.60%
---------------------- --------------------- -------------------------------
---------------------- --------------------- -------------------------------
Since Inception                       7.75%                           7.75%
(1/4/94)
---------------------- --------------------- -------------------------------

                     AST PIMCO Total Return Bond Portfolio

________________________________________________________________
                                                                 60.00%

                                                                 40.00%
                18.78%             9.87%   9.46%                 20.00%
                         3.42%
        -2.40%                                    -1.09%          0.00%
 _______________________________________________________________-20.00%
        1994    1995     1996    1997     1998    1999




------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 5.07%, 3rd quarter 1998            Down 2.54%, 1st quarter 1996
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      LB
For periods ending                           Aggregate Index

12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                               -1.09%                       -0.83%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
5 year                                7.88%                        7.73%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                       6.08%                        5.89%
(1/4/94)
---------------------- --------------------- ----------------------------


                   AST PIMCO Limited Maturity Bond Portfolio

________________________________________
                                         60.00%

                                         40.00%
                                         20.00%
        7.46%     5.72%
3.90%                    3.37%            0.00%
________________________________________-20.00%
1996    1997     1998    1999



------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 2.95%, 4th quarter 1998            Down 0.52%, 1st quarter 1996
------------------------------------- -----------------------------------

---------------------- --------------------- ----------------------------
Average annual total   Portfolio             Index:
returns                                      Merrill Lynch 1-3 Year
For periods ending                           Index
12/31/99

---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
1 year                                3.37%                        3.06%
---------------------- --------------------- ----------------------------
---------------------- --------------------- ----------------------------
Since Inception                       5.38%                        5.99%
(5/2/95)
---------------------- --------------------- ----------------------------


                           AST Money Market Portfolio

_______________________________________________________________

                                                                15.00%
                                                                10.00%
         3.75%  5.05%    5.08%    5.18%   5.14%  4.60%
2.55%                                                            0.00%
________________________________________________________________-20.00%
1993    1994    1995     1996    1997     1998   1999




------------------------------------- -----------------------------------
Best Quarter                          Worst Quarter

------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
Up 1.38%, 2nd quarter 1995            Up 0.62%, 2nd quarter 1993
------------------------------------- -----------------------------------

------------------------------------- -----------------------------------
7-day yield (as of 12/31/99)                                       4.40%
------------------------------------- -----------------------------------

                  This page has been intentionally left blank.

FEES AND EXPENSES OF THE PORTFOLIOS: The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Unless otherwise indicated, the expenses shown below are for the year ending December 31, 1999.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases                                                 NONE*
Maximum Deferred Sales Charge (Load)                                                             NONE*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      NONE*
Redemption Fees                                                                                  NONE*
Exchange Fee                                                                                     NONE*

* Because shares of the Portfolios may be purchased through variable insurance products, the prospectus of the relevant product should be carefully reviewed for information on the charges and expenses of those products. This table does not reflect any such charges.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

                                     Management    Estimated    Other         Total Annual     Fee Waivers     Net Annual
                                     Fees          Distribution Expenses      Portfolio       and Expense      Fund
                                                  and                         Operating       Reimbursement(6) Operating
                                                  Service                     Expenses                         Expenses
Portfolio:                                        (12b-1)
----------
                                                  Fees(5)
------------------------------------ ------------ ------------- ------------- --------------- --------------- ---------------

AST Founders Passport                    1.00         0.00           0.29          1.29            N/A             1.29
AST Scudder Japan(1)                     1.00         0.04           0.36          1.40            N/A             1.40
AST AIM International Equity             0.87         0.04           0.31          1.22            N/A             1.22
AST Janus Overseas Growth                1.00         0.02           0.23          1.25            N/A             1.25
AST American Century International       1.00         0.00           0.50          1.50            N/A             1.50
Growth
AST American Century  International      1.00         0.02           0.26          1.28            N/A             1.28
Growth II
AST MFS Global Equity(2)                 1.00         0.00           0.20          1.20            N/A             1.20
AST Janus Small-Cap Growth               0.90         0.01           0.18          1.09            N/A             1.09
AST Kemper Small-Cap Growth              0.95         0.03           0.19          1.17            N/A             1.17
AST Federated Aggressive Growth(1)       0.95         0.04           0.23          1.22            N/A             1.22
AST Lord Abbett Small Cap Value          0.95         0.00           0.29          1.24            N/A             1.24
AST Gabelli Small-Cap Value              0.90         0.00           0.21          1.11            N/A             1.11
AST Janus Mid-Cap Growth(3)              1.00         0.04           0.22          1.26            N/A             1.26
AST Alger Mid-Cap Growth(1)              0.80         0.00           0.23          1.03            0.18            0.85
AST Neuberger Berman Mid-Cap Growth      0.90         0.04           0.23          1.17            N/A             1.17
AST Neuberger Berman Mid-Cap Value       0.90         0.12           0.23          1.25            N/A             1.25
AST Alger All-Cap Growth(4)              0.95         0.00           0.28          1.23            N/A             1.23
AST Gabelli All-Cap Value(1)             0.95         0.04           0.23          1.22            N/A             1.22
AST Kinetics Internet Portfolio(1)       1.00         0.04           0.23          1.27            N/A             1.27
AST   T.   Rowe    Price    Natural      0.90         0.01           0.26          1.17            N/A             1.17
Resources
AST Alliance Growth                      0.90         0.00           0.21          1.11            N/A             1.11
AST MFS Growth(2)                        0.90         0.00           0.12          1.02            N/A             1.02
AST Alger Growth(1)                      0.75         0.00           0.23          0.98            0.19            0.79
AST Marsico Capital Growth               0.90         0.04           0.18          1.12            N/A             1.12
AST JanCap Growth                        0.90         0.01           0.14          1.05            0.04            1.01
AST   Sanford   Bernstein   Managed      0.60         0.00           0.19          0.79            N/A             0.79
Index 500
AST Janus Strategic Value(1)             1.00         0.04           0.23          1.27            N/A             1.27
AST Cohen & Steers Realty                1.00         0.02           0.27          1.29            N/A             1.29
AST American Century Income &            0.75         0.00           0.23          0.98            N/A             0.98
Growth
AST Alliance Growth and Income           0.75         0.08           0.18          1.01            0.01            1.00
AST MFS Growth with Income(2)            0.90         0.00           0.14          1.04            N/A             1.04
AST INVESCO Equity Income                0.75         0.04           0.18          0.97            N/A             0.97
AST AIM Balanced                         0.74         0.02           0.26          1.02            N/A             1.02
AST American Century Strategic           0.85         0.00           0.25          1.10            N/A             1.10
Balanced
AST T. Rowe Price Asset Allocation       0.85         0.00           0.22          1.07            N/A             1.07
AST T. Rowe Price Global Bond            0.80         0.00           0.31          1.11            N/A             1.11
AST Federated High Yield                 0.75         0.00           0.19          0.94            N/A             0.94
AST Lord Abbett Bond-Debenture(1)        0.80         0.00           0.23          1.03            N/A             1.03
AST PIMCO Total Return Bond              0.65         0.00           0.17          0.82            N/A             0.82
AST PIMCO Limited Maturity Bond          0.65         0.00           0.21          0.86            N/A             0.86
AST Money Market                         0.50         0.00           0.15          0.65            0.05            0.60


(1) These Portfolios commenced operations in October 2000. "Other Expenses" and "Estimated Distribution and Service Fees" shown are based on estimated amounts for the fiscal year ending December 31, 2000.

(2) These Portfolios commenced operations in October 1999. "Other Expenses" and "Estimated Distribution and Service Fees" shown are based on actual amounts for the period from commencement of operations until June 30, 2000.

(3) This Portfolio commenced operations in May 2000. "Other Expenses" and "Estimated Distribution and Service Fees" shown are based on estimated amounts for the fiscal year ending December 31, 2000.

(4) This Portfolio commenced operations in January 2000. "Other Expenses" and "Estimated Distribution and Service Fees" shown are based on actual amounts for the semi-annual period ended June 30, 2000.

(5) As discussed below under "Management of the Trust - Fees and Expenses, the Trustees adopted a Distribution Plan (the "Distribution Plan") under Rule 12b-1 to permit an affiliate of the Trust's Investment Manager to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolio. While the brokerage commission rates and amounts paid by the various Portfolios are not expected to increase as a result of the Distribution Plan, the staff of the Securities and Exchange Commission recently takes the position that commission amounts received under the Distribution Plan should be reflected as distribution expenses of the Funds. The Distribution Fee estimates are derived and annualized from data regarding commission amounts directed to the affiliate under the Distribution Plan from such Plan's commencement of operations for each Portfolio (in late July through early August 1999) until December 31, 1999. Actual commission amounts directed under the Distribution Plan will vary and the amounts directed during the first full fiscal year of the Plan's operations may differ substantially from the annualized amounts listed in the above chart.

(6) The Investment Manager has agreed to reimburse and/or waive fees for certain Portfolios until at least April 30, 2001. The caption "Total Annual Fund Operating Expenses" reflects the Portfolios' fees and expenses before such waivers and reimbursements, while the caption "Net Annual Fund Operating Expenses" reflects the effect of such waivers and reimbursements.

EXPENSE EXAMPLES:

         This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolios' total operating expenses remain the same, and that any expense waivers and reimbursements remain in effect only for the periods during which they are binding. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                After:

Portfolio:                                           1 yr.             3 yrs.           5 yrs.            10 yrs.
---------                                            ------------------------------------------------------------

AST Founders Passport                                131               409              708               1,556
AST Scudder Japan                                    143               443              N/A               N/A
AST AIM International Equity                         124               387              670               1,477
AST Janus Overseas Growth                            127               397              686               1,511
AST American Century International Growth            153               474              818               1,791
AST American Century International Growth II         130               406              702               1,545
AST MFS Global Equity                                122               381              660               1,455
AST Janus Small-Cap Growth                           111               347              601               1,329
AST Kemper Small-Cap Growth                          119               372              644               1,420
AST Federated Aggressive Growth                      124               387              N/A               N/A
AST Lord Abbett Small Cap Value                      126               393              681               1,500
AST Gabelli Small-Cap Value                          113               353              612               1,352
AST Janus Mid-Cap Growth                             128               400              N/A               N/A
AST Alger Mid-Cap Growth                             87                271              N/A               N/A
AST Neuberger Berman Mid-Cap Growth                  119               372              644               1,420
AST Neuberger Berman Mid-Cap Value                   127               397              686               1,511
AST Alger All-Cap Growth                             125               390              676               1,489
AST Gabelli All-Cap Value                            124               387              N/A               N/A
AST Kinetics Internet                                129               403              N/A               N/A
AST T. Rowe Price Natural Resources                  119               372              644               1,420
AST Alliance Growth                                  113               353              612               1,352
AST MFS Growth                                       104               325              563               1,248
AST Alger Growth                                     81                252              N/A               N/A
AST Marsico Capital Growth                           114               356              617               1,363
AST JanCap Growth                                    103               330              575               1,279
AST Sanford Bernstein Managed Index 500              81                252              439               978
AST Janus Strategic Value                            129               403              N/A               N/A
AST Cohen & Steers Realty                            131               409              708               1,556
AST American Century Income & Growth                 100               312              542               1,201
AST Alliance Growth and Income                       102               321              557               1,235
AST MFS Growth with Income                           106               331              574               1,271
AST INVESCO Equity Income                            99                309              536               1,190
AST AIM Balanced                                     104               325              563               1,248
AST American Century Strategic Balanced              112               350              606               1,340
AST T. Rowe Price Asset Allocation                   109               340              590               1,306
AST T. Rowe Price Global Bond                        113               353              612               1,352
AST Federated High Yield                             96                300              520               1,155
AST Lord Abbett Bond-Debenture                       105               328              N/A               N/A
AST PIMCO Total Return Bond                          84                262              455               1,014
AST PIMCO Limited Maturity Bond                      88                274              477               1,061
AST Money Market                                     61                203              357               806



INVESTMENT OBJECTIVES AND POLICIES:

         The investment objective, policies and limitations for each of the Portfolios are described below. While certain policies apply to all Portfolios, generally each Portfolio has a different investment objective and investment focus. As a result, the risks, opportunities and returns of investing in each Portfolio will differ. The investment objectives and policies of the Portfolios generally are not fundamental policies and may be changed by the Trustees without shareholder approval.

         There can be no assurance that the investment objective of any Portfolio will be achieved. Risks relating to certain types of securities and instruments in which the Portfolios may invest are described in this Prospectus under "Certain Risk Factors and Investment Methods."

         If approved by the Trustees, the Trust may add more Portfolios and may cease to offer any existing Portfolios in the future.

AST FOUNDERS PASSPORT PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:


         To achieve its objective, the Portfolio normally invests primarily in securities issued by foreign companies that have market capitalizations of $1.5 billion or less (this maximum may be revised from time to time based on stock market valuations and industry standards). These securities may represent companies in both established and emerging economies throughout the world.


         At least 65% of the Portfolio's total assets normally will be invested in foreign securities representing a minimum of three countries. The Portfolio may invest in larger foreign companies or in U.S.-based companies if, in the Sub-advisor's opinion, they represent better prospects for capital appreciation. The Sub-advisor looks for companies whose fundamental strengths indicate potential for growth in earnings per share. The Sub-advisor generally takes a "bottom up" approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant earnings growth, rather than choose investments based on broader economic characteristics of countries or industries.

         As discussed below, foreign securities are generally considered to involve more risk than those of U.S. companies, and securities of smaller companies are generally considered to be riskier than those of larger companies. Therefore, because the Portfolio's investment focus is on securities of small and medium-sized foreign companies, the risk of loss and share price fluctuation of this Portfolio likely will be high relative to most of the other Portfolios of the Trust and popular market averages.

         Foreign Securities. For purposes of the Portfolio, the term "foreign securities" refers to securities of issuers, that, in the judgment of the Sub-advisor, have their principal business activities outside of the United
States, and may include American Depositary Receipts. The determination of whether an issuer's principal activities are outside of the United States will be based on the location of the issuer's assets, personnel, sales, and earnings (specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States) or on whether the issuer's sole or principal stock exchange listing is outside of the United States. The foreign securities in which the Portfolio will invest typically will be traded on the applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter.

         Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. Foreign investments of the Portfolio may include securities issued by companies located in developing countries. Developing countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue are expected to be more volatile and more uncertain as to payment of interest and principal. The Portfolio is permitted to use forward foreign currency contracts in connection with the purchase or sale of a specific security or for hedging purposes.

         For  an  additional   discussion  of  the  risks  involved  in  foreign
securities, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Small and Medium-Sized Companies. Investments in small and medium-sized companies involve greater risk than is customarily associated with more established companies. Generally, small and medium-sized companies are still in the developing stages of their life cycles and are attempting to achieve rapid growth in both sales and earnings. While these companies often have growth rates that exceed those of large companies, smaller companies often have limited operating histories, product lines, markets, or financial resources, and they may be dependent upon one-person management. These companies may be subject to intense competition from larger entities, and the securities of such companies may have a limited market and may be subject to more abrupt or erratic movements in price.

Other Investments:

         In addition to investing in common stocks, the Portfolio may invest in other types of securities and may engage in certain investment practices. The Portfolio may invest in convertible securities, preferred stocks, bonds, debentures, and other corporate obligations when the Sub-advisor believes that these investments offer opportunities for capital appreciation. Current income will not be a substantial factor in the selection of these securities.

         The Portfolio will only invest in bonds, debentures, and corporate obligations (other than convertible securities and preferred stock) rated investment grade at the time of purchase. Convertible securities and preferred stocks purchased by the Portfolio may be rated in medium and lower categories by Moody's or S&P, but will not be rated lower than B. The Portfolio may also invest in unrated convertible securities and preferred stocks if the Sub-advisor believes that the financial condition of the issuer or the terms of the securities limits risk to a level similar to that of securities rated B or above.

         In addition, the Portfolio may enter into stock index, interest rate and foreign currency futures contracts (or options thereon) for hedging purposes. The Portfolio may write covered call options on any or all of its portfolio securities as the Sub-advisor considers appropriate. The Portfolio also may purchase options on securities and stock indices for hedging purposes. The Portfolio may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized.

         For more information on these securities and investment practices and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. Up to 100% of the assets of the Portfolio may be invested temporarily in cash or cash equivalents if the Sub-advisor determines that it would be appropriate for purposes of increasing liquidity or preserving capital in light of market or economic conditions. Temporary investments may include U.S. government obligations, commercial paper, bank obligations, and repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST SCUDDER JAPAN PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The Portfolio pursues its investment objective by investing at least 80% of net assets in Japanese securities (those issued by Japan-based companies or their affiliates, or by any company that derives more than half of its revenues from Japan). The Portfolio may invest in stocks of any size, including up to 30% of its net assets in smaller companies that are traded over-the-counter.

         In choosing stocks, the Sub-advisor uses a combination of three analytical disciplines:

         Bottom-up research. The Sub-advisor looks for individual companies with effective management, strong competitive positioning, active research and development, and sound balance sheets. The Sub-advisor also evaluates fundamentals such as price-to-earnings ratios.

         Growth orientation. The Sub-advisor prefers companies whose revenue or earnings seem likely to grow faster than the average for their market and whose stock prices appear reasonable in light of their business prospects.

         Top-down analysis. The Sub-advisor considers the economic outlooks for various sectors and industries in Japan.

The Sub-advisor may favor securities from different industries and companies at different times while still maintaining variety in terms of the industries and companies represented.

         The Portfolio will normally sell a security when it reaches a target price, its fundamentals have changed, the Sub-advisor believes other investments offer better opportunities, or when adjusting its emphasis on a given industry.

         As with any stock fund, the fundamental risk associated with the Portfolio is the risk that the value of the stocks it holds might decrease. Stock values fluctuate in response to factors affecting particular companies (e.g., poor management or shrinking product demand) or to overall stock market performance (in this case, the performance of the Japanese market).

         Because the Portfolio invests primarily in foreign securities, its level of risk and share price fluctuation may be greater than a fund investing primarily in domestic securities. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990's and the current economic condition remains uncertain. In addition, changing currency rates could add to investment losses or reduce investment gains.

         The Portfolio's focus on a single country could also give rise to increased risk, as the Portfolio's investments will not be diversified among countries having varying characteristics and market performance. In addition, the Portfolio level of risk will likely increase to the extent that it invests in the securities of smaller companies, which may have limited business lines and financial resources, and therefore be especially vulnerable to business risks and economic downturns. Also, the growth stocks in which the Portfolio generally invests may be out of favor for certain periods.

Other Investments:

         While most of the Portfolio's investments are common stocks, the Portfolio may also invest in other types of equities, such as convertible securities, depositary receipts and preferred stocks. The Portfolio may also invest in debt securities rated in the top four credit quality categories, including those issued by the Japanese government or Japanese companies, if the Sub-advisor believes they offer greater potential for capital growth.

     The Portfolio may invest in various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), including futures contracts based on Japanese stock indices.

         Additional information on the types of securities in which the Portfolio may invest is included in this Prospectus under "Certain Risk Factors and Investment Methods."

     Temporary Investments. As a temporary defensive measure, the Portfolio could shift up to 100% of its assets into investments such as money market securities. While taking a defensive position could prevent losses, the opportunity for the Portfolio to achieve its investment objective of capital growth may be limited.

AST AIM INTERNATIONAL EQUITY PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Principal Investment Objectives and Risks:

         The Portfolio seeks to meet its investment objective by investing, normally, at least 70% of its assets in marketable equity securities of foreign companies that are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The Portfolio will normally invest in a diversified portfolio that includes companies located in at least four countries outside the United States, emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin. The Sub-advisor does not intend to invest more than 20% of the Portfolio's total assets in companies located in developing countries (i.e., those that are in the initial stages of their industrial cycles).

         The Sub-advisor focuses on companies that have experienced above-average, long-term growth in earnings and have strong prospects for future growth. In selecting countries in which the Portfolio will invest, the Sub-advisor also considers such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The Sub-advisor considers whether to sell a particular security when any of those factors materially changes.

         As with any equity fund, the fundamental risk associated with the Portfolio is the risk that the value of the securities it holds might decrease. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         As a fund that invests primarily in the securities of foreign issuers, the risk and degree of share price fluctuation of the Portfolio may be greater than a fund investing primarily in domestic securities. The risks of investing in foreign securities, which are described in more detail below under "Certain Risk Factors and Investment Methods," include political and economic conditions and instability in foreign countries, less available information about foreign companies, lack of strict financial and accounting controls and standards, less liquid and more volatile securities markets, and fluctuations in currency exchange rates. While the Portfolio may engage in transactions intended to hedge its exposure to fluctuations in foreign currencies, it does not normally do so. To the extent the Portfolio invests in securities of issuers in developing countries, the Portfolio may be subject to even greater levels of risk and share price fluctuation. Transaction costs are often higher in developing countries and there may be delays in settlement of transactions.

Other Investments:

         The Portfolio may invest up to 20% of its total assets in debt or preferred equity securities exchangeable for or convertible into marketable equity securities of foreign companies. In addition, the Portfolio may regularly invest up to 20% of its total assets in high-grade short-term debt securities, including U.S. Government obligations, investment grade corporate bonds or taxable municipal securities, whether denominated in U.S. dollars or foreign currencies. The Portfolio also may purchase and write (sell) covered call and put options on securities and stock indices. The Portfolio may also purchase and sell stock and interest rate futures contracts and options on these futures contracts. The purpose of these transactions is to hedge against changes in the market value of the Portfolio's portfolio securities caused by changing interest rates and market conditions, and to close out or offset existing positions in options or futures contracts. The Portfolio may from time to time make short sales "against the box."

         Additional information about convertible securities, options, futures contracts and other investments that the Portfolio may make is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. In addition to regularly investing up to 20% of its total assets in short-term debt securities as noted above, the Portfolio may hold all or a significant portion of its assets in cash, money market instruments, bonds or other debt securities in anticipation of or in response to adverse market conditions or for cash management purposes. While the Portfolio is in such a defensive position, the opportunity to achieve its investment objective of capital growth may be limited.

AST JANUS OVERSEAS GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         The Portfolio pursues its objective primarily through investments in common stocks of issuers located outside the United States. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity.

         The Portfolio normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

         The Portfolio invests primarily in stocks selected for their growth potential. The Sub-advisor generally takes a "bottom up" approach to choosing investments for the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure. Current income is not a significant factor in choosing investments, and any income realized by the Portfolio will be incidental to its objective.

         As with any common stock fund, the fundamental risk associated with the Portfolio is the risk that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. As a fund that invests primarily in the securities of foreign issuers, the risk associated with the Portfolio may be greater than a fund investing primarily in domestic securities. For a further discussion of the risks involved in investing in foreign securities, see this Prospectus under "Certain Risk Factors and Investment Methods." In addition, the Portfolio may invest to some degree in smaller or newer issuers, which are more likely to realize substantial growth as well as suffer significant losses than larger or more established issuers.

         The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

         Special Situations. The Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of the
Sub-advisor, the securities of a particular issuer will be recognized and increase in value due to a specific development with respect to that issuer. Developments creating a special situation might include a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Portfolio may invest to a lesser degree in types of securities other than common stocks, including preferred stocks, warrants, convertible securities and debt securities. The Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

     -- 35% of its assets in bonds rated below investment grade ("junk" bonds). -- 25% of its assets in mortgage- and asset-backed securities.
     -- 10% of its assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio may make short sales "against the box." In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

         Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative
instruments").   The  Portfolio  intends  to  use  most  derivative  instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         Index/structured Securities. The Portfolio may invest in indexed/structured securities, which typically are short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors

         For more information on the types of securities and instruments other than common stocks in which the Portfolio may invest and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. When the Sub-advisor believes that market conditions are not favorable for profitable investing or when the Sub-advisor is otherwise unable to locate favorable investment opportunities, the Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. The Portfolio's cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term growth of capital will be limited.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         The Portfolio will seek to achieve its investment objective by investing primarily in equity securities of international companies that the Sub-advisor believes will increase in value over time. The Sub-advisor uses a growth investment strategy it developed that looks for companies with earnings and revenue growth. Ideally, the Sub-advisor looks for companies whose earnings and revenues are not only growing, but are growing at an accelerating pace. Accelerating growth is shown, for example, by growth that is faster this quarter than last or faster this year than the year before. For purposes of the Portfolio, equity securities include common stocks, preferred stocks and convertible securities.

         The Sub-advisor tracks financial information for thousands of companies to research and select the stocks it believes will be able to sustain accelerating growth. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

         The Sub-advisor recognizes that, in addition to locating strong companies with accelerating earnings, the allocation of assets among different countries and regions also is an important factor in managing an international portfolio. For this reason, the Sub-advisor will consider a number of other factors in making investment selections, including the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations. Under normal conditions, the Portfolio will invest at least 65% of its assets in equity securities of issuers from at least three countries outside of the United States. In order to maintain investment flexibility, the Portfolio has not otherwise established geographic requirements for asset distribution.

         While the Portfolio's focus will be on issuers in developed markets, the Sub-advisor expects to invest to some degree in issuers in developing countries. The Portfolio may make foreign investments either directly in foreign securities, or indirectly by purchasing depositary receipts. Securities purchased in foreign markets may either be traded on foreign securities exchanges or in the over-the-counter markets.

         As with all stocks, the value of the stocks held by the Portfolio can decrease as well as increase. As a fund investing primarily in equity securities of foreign issuers, the Portfolio may be subject to a level of risk and share price fluctuation higher than most funds that invest primarily in domestic equities. Foreign companies may be subject to greater economic risks than domestic companies, and foreign securities are subject to certain risks relating to political, regulatory and market structures and events that domestic securities are not subject to. To the extent the Portfolio invests in securities of issuers in developing counties, the Portfolio may be subject to even greater levels of risk and share price fluctuation.

Other Investments:

         Securities of U.S. issuers may be included in the Portfolio from time to time. The Portfolio also may invest in bonds, notes and debt securities of companies and obligations of domestic or foreign governments and their agencies. The Portfolio will limit its purchases of debt securities to investment grade obligations. The Portfolio may enter into non-leveraged stock index futures contracts and may make short sales "against the box."

         Derivative Securities. The Portfolio may invest in derivative securities. Certain of these derivative securities may be described as "index/structured" securities, which are securities whose value or performance is linked to other equity securities (as in the case of depositary receipts), currencies, interest rates, securities indices or other financial indicators ("reference indices"). The Portfolio may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Portfolio. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Portfolio may not invest in oil and gas leases or futures. The Portfolio may make short sales "against the box."

         Forward Currency Exchange Contracts. As a fund investing primarily in foreign securities, the value of the Portfolio will be affected by changes in the exchange rates between foreign currencies and the U.S. dollar. To protect against adverse movements in exchange rates, the Portfolio may, for hedging purposes only, enter into forward foreign currency exchange contracts. The Portfolio may enter into a forward contract to "lock-in" an exchange rate for a specific purchase or sale of a security. Less frequently, the Portfolio may enter into a forward contract to seek to protect its holdings in a particular currency from a decline in that currency. Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to reduce the risk of adverse currency movements through the use of forward contracts will be successful.

         Indirect Foreign Investments. The Portfolio may invest up to 10% of its assets in certain foreign countries indirectly through investment funds and registered investment companies that invest in those countries. If the Portfolio invests in investment companies, it will bear its proportionate share of the costs incurred by such companies, including any investment advisory fees.

         Additional information about the securities that the Portfolio may invest in and their risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary Investments. Under exceptional market or economic conditions, the Portfolio may temporarily invest all or a substantial portion of its assets in cash or investment-grade short-term securities. While the Portfolio is in a defensive position, the ability to achieve its investment objective of capital growth may be limited.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO II:

The investment objective, policies and risks of the Portfolio (formerly, the AST
T. Rowe Price International Equity Portfolio) are substantially identical to those of the AST American Century International Growth Portfolio as described immediately above.

AST MFS GLOBAL EQUITY PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         The Portfolio invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of U.S. and foreign issuers (including issuers in developing countries).

         The Portfolio focuses on companies that the Sub-advisor believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio generally seeks to purchase securities of companies with relatively large market capitalizations relative to the market in which they are traded. The Portfolio's investments may include securities traded in the over-the-counter markets, rather than on securities exchanges.

         The Sub-advisor uses a "bottom up," as opposed to "top down," investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis of individual companies (such as analysis of the companies' earnings, cash flows, competitive position and management abilities) by the Sub-advisor.

         As a fund that invests primarily in common stocks, the value of the securities held by the Portfolio may decline, either because of changing economic, political or market conditions, or because of the economic condition of the company that issued the security. As a global fund that invests in both U.S. and foreign securities, the Portfolio's level of risk may be lower than that of many international funds but higher than that of many domestic equity funds. The Portfolio's investments in foreign stocks may cause the risk and degree of share price fluctuation of the Portfolio to be greater than a fund investing primarily in domestic securities. The risks of investing in foreign securities, which are described in more detail below under "Certain Risk Factors and Investment Methods," include risks relating to political, social and economic conditions abroad, risks resulting from differing regulatory standards in non-U.S. markets, and fluctuations in currency exchange rates. To the extent the Portfolio invests in the securities of issuers in developing countries, the risks relating to investing in foreign securities likely will be accentuated. The Portfolio may also be subject to increased risk if it makes significant investments in securities traded over-the-counter, because such securities are frequently those of smaller companies that generally trade less frequently and are more volatile than the securities of larger companies.

Other Investments:

         Although the Portfolio will invest primarily in common stocks and related securities, the Portfolio may purchase and sell futures contracts and related options on securities indices, foreign currencies and interest rates for hedging and non-hedging purposes. The Portfolio may also enter into forward contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes. The Portfolio may purchase and write (sell) options on securities, stock indices and foreign currencies. The Portfolio may also purchase warrants.

         For more information on some of the types of securities other than common stocks in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. The Portfolio may depart from its principal investment strategy by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. When investing for defensive purposes, the Portfolio may hold cash or invest in cash equivalents, such as short-term U.S. government securities, commercial paper and bank instruments. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST JANUS SMALL-CAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is capital growth.

Principal Investment Policies and Risks:

         The Portfolio pursues its objective by normally investing at least 65% of its total assets in the common stocks of small-sized companies. For purposes of the Portfolio, small-sized companies are those that have market capitalizations of less than $1.5 billion or annual gross revenues of less than $500 million. To a lesser extent, the Portfolio may also invest in stocks of larger companies with potential for capital growth.

         The Sub-advisor generally takes a "bottom up" approach to building the Portfolio. In other words, it seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined industry sector or other similar selection procedure. Current income is not a significant factor in choosing investments.

         Because the Portfolio invests primarily in common stocks, the fundamental risk of investing in the Portfolio is that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market or economic conditions. As a Portfolio that invests primarily in smaller or newer issuers, the Portfolio may be subject to greater risk of loss and share price fluctuation than funds investing primarily in larger or more established issuers. Smaller companies are more likely to realize substantial growth as well as suffer significant losses than larger issuers. Smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development internally or to generate such funds through external financing on favorable terms, or they may be developing or marketing products or services for which there are not yet, and may never be, established markets. In addition, such companies may be subject to intense competition from larger competitors, and may have more limited trading markets than the markets for securities of larger issuers.

         While the Sub-advisor tries to reduce the risk of the Portfolio by diversifying its assets among issuers (so that the effect of any single holding is reduced), and by not concentrating its assets in any particular industry, there is no assurance that these effort will be successful in reducing the risks to which the Portfolio is subject.

         The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

         Special Situations. The Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of the
Sub-advisor, the securities of a particular issuer will be recognized and increase in value due to a specific development with respect to that issuer. Developments creating a special situation might include a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Portfolio may invest to a lesser degree in types of securities other than common stocks, including preferred stocks, warrants, convertible securities and debt securities. The Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

-- 35% of its assets in bonds rated below investment grade by the primary rating agencies ("junk" bonds).

--   25% of its assets in mortgage- and asset-backed securities.

-- 10% of its assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio may make short sales "against the box." In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

         Index/structured Securities. The Portfolio may invest in indexed/structured securities, which typically are short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors.

         Foreign Securities. The Portfolio may invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in foreign currencies, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. The Sub-advisor seeks companies that meet these criteria regardless of country of organization or principal business activity. However, certain factors such as expected inflation and currency exchange rates, government policies affecting businesses, and a country's prospects for economic growth may warrant consideration in selecting foreign securities.

         Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative
instruments").   The  Portfolio  intends  to  use  most  derivative  instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, currency exchange rates or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income.

         For more information on the types of securities other than common stocks in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. When the Sub-advisor believes that market conditions are not favorable for profitable investing or when the Sub-advisor is otherwise unable to locate favorable investment opportunities, the Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. The Portfolio's cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST KEMPER SMALL-CAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek maximum growth of investors' capital from a portfolio primarily of growth stocks of smaller companies.

Principal Investment Policies and Risks:

         At least 65% of the Portfolio's total assets normally will be invested in the equity securities of smaller companies, i.e., those having a market capitalization of $2 billion or less at the time of investment, many of which would be in the early stages of their life cycle. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights.

         The Portfolio intends to invest primarily in stocks of companies whose earnings per share are expected by the Sub-advisor to grow faster than the market average ("growth stocks"). Growth stocks tend to trade at higher price to earnings (P/E) ratios than the general market, but the Sub-advisor believes that the potential for above average earnings of the stocks in which the Portfolio invests more than justifies their price.

         In managing the Portfolio, the Sub-advisor emphasizes stock selection and fundamental research. The Sub-advisor considers a number of factors in considering whether to invest in a growth stock, including high return on equity and earnings growth rate, low level of debt, strong balance sheet, good management and industry leadership. Other factors are patterns of increasing sales growth, the development of new or improved products or services, favorable outlooks for growth in the industry, the probability of increased operating efficiencies, emphasis on research and development, cyclical conditions, or other signs that a company may grow rapidly.

         The Portfolio seeks attractive areas for investment that arise from factors such as technological advances, new marketing methods, and changes in the economy and population. Currently, the Sub-advisor believes that such investment opportunities may be found among:

o companies engaged in high technology fields such as electronics, medical technology and computer software and specialty retailing;

o companies whose earnings outlooks have improved as the result of changes in the economy, acquisitions, mergers, new management, changes in corporate strategy or product innovation;

o companies supplying new or rapidly growing services to consumers and businesses in such fields as automation, data processing, communications, and marketing and finance; and

o    companies that have innovative concepts or ideas.

         In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. However, the Portfolio may occasionally make investments for short-term capital appreciation. Current income will not be a significant factor in selecting investments.

         Like all common stocks, the market values of the common stocks held by the Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. Because of the Portfolio's focus on the stocks of smaller growth companies, investment in the Portfolio may involve substantially greater than average share price fluctuation and investment risk. A fund focusing on growth stocks will generally involve greater risk and share price fluctuation than a fund investing primarily in value stocks.

         In addition, investments in securities of smaller companies are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of larger companies.
Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. Because the securities of small-cap companies are not as broadly traded as those of larger companies, they are often subject to wider and more abrupt fluctuations in market price. Additional reasons for the greater price fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Other Investments:

         In addition to investing in common stocks, the Portfolio may also invest to a limited degree in preferred stocks and debt securities when they are believed by the Sub-advisor to offer opportunities for capital growth. Other types of securities in which the Portfolio may invest include:

         Foreign Securities. The Portfolio may invest in securities of foreign issuers in the form of depositary receipts or that are denominated in U.S. dollars. Foreign securities in which the Portfolio may invest include any type of security consistent with its investment objective and policies. The prices of foreign securities may be more volatile than those of domestic securities.

         Options, Financial Futures and Other Derivatives. The Portfolio may deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. Options transactions may be used to pursue the Portfolio's investment objective and also to hedge against currency and market risks, but are not intended for speculation. The Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

         In addition to options and financial futures, the Portfolio may invest in a broad array of other "derivative" instruments in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly. The types of derivatives and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

         Additional information about the other investments that the Portfolio may make and their risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary Investments. When a defensive position is deemed advisable because of prevailing market conditions, the Portfolio may invest without limit in high grade debt securities, commercial paper, U.S. Government securities or cash or cash equivalents, including repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         The Portfolio pursues its investment objective by investing in equity securities of companies offering superior prospects for earnings growth. The Portfolio focuses its investments on the equity securities of smaller companies, but it is not subject to any specific market capitalization requirements. The Portfolio may invest in foreign issuers through American Depositary Receipts.


         Using its own quantitative process, the Sub-advisor rates the future performance potential of companies. The Sub-advisor evaluates each company's earnings quality in light of its current valuation to narrow the list of attractive companies. The Sub-advisor then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using this type of fundamental analysis, the Sub-advisor selects the most promising companies for the Portfolio.


         Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, the Sub-advisor limits the Portfolio's exposure to each business sector that comprises the S&P 500 Index. The Portfolio's allocation to a sector will be no more than 300% of the Index's allocation to that sector or 30% of the total portfolio, whichever is greater. As the Sub-advisor allocates more of the Portfolio's holdings to a particular sector, the Portfolio's performance will be more susceptible to the economic, business or other developments that generally affect that sector.

         The Portfolio's strategies with respect to security analysis, market capitalization, and sector allocation are designed to produce a portfolio of stocks whose long-term growth prospects are significantly above those of the S&P 500 Index.


         As with any fund investing primarily in equity securities, the Portfolio is subject to the risk that the value of equity securities in the Portfolio will decline. These declines may occur in the form of a sustained trend or a drastic movement. The prices of individual portfolio stocks will fluctuate because of factors specific to that company or because of changes in stock valuations generally.


         Because of the Portfolio's emphasis on small company growth stocks, the Portfolio will likely be subject to a degree of risk and share price fluctuation greater than that of many other equity funds. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital.

         Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends. In addition, the Portfolio's level of risk and share price fluctuation may increase to the extent it emphasizes investments in the securities of foreign companies.

Other Investments:

         The Portfolio may attempt to manage market risk by buying and selling financial futures contracts and options. This may include the purchase of futures contracts as a substitute for direct investments in stocks. It may also include the purchase and sale of options to protect against general declines in stock prices.

         Additional information on the types of securities in which the Portfolio may invest, including futures contracts, options and American Depositary Receipts, is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. The Portfolio may temporarily depart from its principal investment strategies by investing its assets in cash and short-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. When the Portfolio is in such a defensive position, the ability to achieve its investment objective of capital growth may be limited.

AST LORD ABBETT SMALL CAP VALUE PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The Portfolio will seek its objective through investments primarily in equity securities that are believed to be undervalued in the marketplace. Typically, in choosing stocks, the Sub-advisor looks for companies the following process:

o Quantitative research is performed to evaluate various criteria, including the price of shares in relation to book value, sales, asset value, earnings, dividends and cash flow;

o Fundamental research is conducted to assess the dynamics of each company within its industry and within the company. The Sub-advisor evaluates the company's business strategies by assessing management's ability to execute the strategies, and evaluating the adequacy of its financial resources.

Usually, at least 65% of the Portfolio's total assets will be invested in common stocks issued by smaller, less well-known companies (with market capitalizations of less than $1 billion) selected on the basis of fundamental investment analysis. The Portfolio may invest up to 35% of its assets in foreign securities.

         The stocks in which the Portfolio generally invests are those which, in the Sub-advisor's judgment, are selling below their intrinsic value and at prices that do not adequately reflect their long-term business potential. Selected smaller stocks may be undervalued because they are often overlooked by many investors, or because the public is overly pessimistic about a company's prospects. Accordingly, their prices can rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors come to recognize the company's underlying potential. The price of shares in relation to book value, sales, asset value, earnings, dividends and cash flow, both historical and prospective, are key determinants in the security selection process. These criteria are not rigid, and other stocks may be included in the Portfolio if they are expected to help it attain its objective. Dividend and investment income is of incidental importance.

         Although the Portfolio typically will hold a large number of securities and follow a relatively conservative value-driven investment strategy, the Portfolio does entail above-average investment risk and share price fluctuation compared to the overall U.S. stock market. The small capitalization companies in which the Portfolio primarily invests may offer significant appreciation potential. However, smaller companies may carry more risk than larger companies. Generally, small companies rely on limited product lines, markets and financial resources, and these and other factors may make them more susceptible to setbacks or economic downturns. Smaller companies normally have fewer shares outstanding and trade less frequently than large companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations.

Other Investments:

         The Portfolio may engage in various portfolio strategies to reduce certain risks of its investments and to enhance income, but not for speculation. The Portfolio may purchase and write (sell) put and covered call options on equity securities or stock indices that are traded on national securities exchanges. The Portfolio may purchase and sell stock index futures for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

         The Portfolio may invest up to 35% of its net assets (at the time of investment) in securities (of the type described above) that are primarily traded in foreign countries. The Portfolio may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. The Portfolio also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. The Portfolio may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency.

         The Portfolio also may invest in preferred stocks and bonds that either have attached warrants or are convertible into common stocks.

         Additional   information   about  these   investments   and  investment
techniques and their risks is included below under "Certain Risk Factors and Investment Methods."

     Temporary Investments. For temporary defensive purposes or pending other investments, the Portfolio may invest in high-quality, short-term debt obligations of banks, corporations or the U.S. Government. While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term capital growth will be limited.

AST GABELI SMALL-CAP VALUE PORTFOLIO:

Investment Objective: The investment objective of the Portfolio (formerly, the AST T. Rowe Price Small Company Value Portfolio) is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Principal Investment Policies and Risks:

         The Portfolio will normally invest at least 65% of its total assets in stocks and equity-related securities of small companies ($1 billion or less in market capitalization). Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The Sub-advisor's research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Sub-advisor generally looks to the following:

         (1) Low price/earnings, price/book value or price/cash flow ratios relative to the company's peers.

         (2) Low stock price relative to a company's underlying asset values.

         (3) A sound balance sheet and other positive financial characteristics.

The Sub-advisor then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company, such as takeover efforts, a change in management, or a plan to improve the business through restructuring or other means.

         The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities. The Portfolio will not sell a stock just because the company has grown to a market capitalization of more than $1 billion, and it may on occasion purchase companies with a market cap of more than $1 billion.

         As with all stock funds, the Portfolio's share price can fall because of weakness in the securities market as a whole, in particular industries or in specific holdings. Investing in small companies involves greater risk of loss than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company stocks. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. While a value approach to investing is generally considered to involve less risk than a growth approach, investing in value stocks carries the risks that the market will not recognize the stock's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments:

         Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities, warrants and bonds when considered consistent with the Portfolio's investment objective and policies. The Portfolio may purchase preferred stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock. Debt securities would be purchased in companies that meet the investment criteria for the Portfolio.

         The Portfolio may invest up to 20% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, and may enter into forward foreign currency exchange contracts. (The Portfolio may invest in foreign cash items as described below in excess of this 20% limit.) The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio's exposure to the equity markets. The Portfolio may also write (sell) call and put options and purchase put and call options on securities, financial indices, and currencies. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities. For additional information about these investments and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. The Portfolio may establish and maintain cash reserves without limitation for temporary defensive purposes. The Portfolio's reserves may be invested in high-quality domestic and foreign money market instruments, including repurchase agreements and money market mutual funds managed by the Sub-advisor. Cash reserves also provide flexibility in meeting redemptions and paying expenses. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term capital growth may be limited.

AST JANUS MID-CAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         The Portfolio pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 65% of its equity assets in medium-sized companies. For purposes of the Portfolio, medium-sized companies are those whose market capitalizations (measured at the time of investment) fall within the range of companies in the Standard & Poor's MidCap 400 Index (the "S&P 400"). The market capitalizations within the S&P 400 will vary, but as of December 31, 1999, they ranged from approximately $170 million to $37 billion. The Sub-advisor generally takes a "bottom up" approach to choosing investments for the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Sub-advisor makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

         Because the Portfolio may invest substantially all of its assets in common stocks, the main risk of investing in the Portfolio is that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market or economic conditions. As a fund that invests primarily in mid-cap companies, the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. In general, the smaller the company, the more likely it is to suffer significant losses as well as to realize substantial growth. Smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development, or they may be developing or marketing products or services for which there are not yet, and may never be, established markets. In addition, such companies may be subject to intense competition from larger companies, and may have more limited trading markets than the markets for securities of larger issuers.

         The Portfolio is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's share price and total return. Because of this, the Portfolio's share price can be expected to fluctuate more than a comparable diversified fund.

         The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

         Special Situations. The Portfolio may invest in "special situations". A "special situation" arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         Although the Sub-advisor expects to invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks, the Portfolio may also invest to a lesser degree in other types of securities, such as debt securities. The Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

         -- 35% of its assets in bonds rated below investment grade ("junk" bonds).

         -- 10% of its  assets  in zero  coupon,  pay-in-kind  and  step  coupon
         securities   (securities   that  do  not,  or  may  not  under  certain
         circumstances, make regular interest payments).

The Portfolio may make short sales "against the box." In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

         Index/structured Securities. The Portfolio may invest in indexed/structured securities, which typically are short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value increase or decrease if the reference index or instrument appreciates).

         Foreign Securities. The Portfolio may invest up to 25% of its net assets in foreign securities denominated in foreign currencies and not publicly traded in the United States. The Portfolio may invest directly in foreign securities denominated in a foreign currency, or may invest through depository receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

         For more information on foreign securities and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolio may use derivative instruments to hedge or protect its portfolio from adverse movements in securities prices, currency exchange rates, and interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to enhance return.

         For more information on the types of securities other than common stocks in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. When the Sub-advisor believes that market conditions are unfavorable for profitable investing, or when the Sub-advisor is otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks. Even when the Portfolio is essentially fully invested, some residual amount of Portfolio assets will remain in cash and similar investments. These investments may include commercial paper, certificates of deposit, repurchase agreements, short-term debt obligations, and money market funds (including funds managed by the Sub-advisor). When the Portfolio's investments in cash or similar investments increase, the opportunity to achieve its investment objective of long-term growth of capital may be limited.

AST ALGER MID-CAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The Portfolio invests primarily in equity securities, such as common or preferred stocks, that are listed on U.S. exchanges or in the over-the-counter market.

         The Portfolio invests primarily in growth stocks. The Sub-advisor believes that these stocks are those of two types of companies:

o High Unit Volume Growth Companies. These are vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

o Positive Life Cycle Change Companies. These are companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management, products or technologies, restructurings or reorganizations, or mergers and acquisitions.


         The Portfolio focuses on midsize companies with promising potential. Under normal circumstances, the Portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P(R) MidCap 400 Index. The Portfolio may invest up to 35% of its total assets in equity security of companies that, at the time of purchase, have total market capitalization outside the range of companies in the S&P
MidCap 400 Index and in excess of 35% (up to 100% of its assets) during temporary defensive periods.


         As with any fund investing primarily in equity securities, the value of the securities held by the Portfolio may decline. These declines can be substantial. In addition, the growth stocks in which the Portfolio invests primarily tend to fluctuate in price more than other types of stocks. Prices of growth stocks tend to be higher in relation to their companies' earnings, and may be more sensitive to market, political and economic developments than other stocks.

         Because the Portfolio invests primarily in the securities of medium-sized companies, there is a possibility of greater risk than a fund that invests in larger, more established companies. Increased risk may result from such factors as inexperienced management and limited financial resources.

Other Investments:

         Foreign Securities. The Portfolio may invest up to 20% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

         Short sales "against the box." The Portfolio may from time to time makes short sales "against the box."

         A discussion of these investments and their risks is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. The Portfolio may invest up to 100% of its assets in cash, commercial paper, high-grade bonds or cash equivalents for temporary defensive reasons if the Sub-advisor believes that adverse market or other conditions warrant. This is to attempt to protect the Portfolio from a temporary unacceptable risk of loss. However, while the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term capital growth will be limited.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         To pursue its objective, the Portfolio primarily invests in the common stocks of mid-cap companies. Companies with equity market capitalizations from $300 million to $10 billion at the time of investment are considered mid-cap companies for purposes of the Portfolio. The Trust may revise this definition based on market conditions. Some of the Portfolio's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The
Portfolio seeks to reduce risk by diversifying among many companies and industries. The Portfolio does not seek to invest in securities that pay dividends or interest, and any such income is incidental.

         The Portfolio is normally managed using a growth-oriented investment approach. For growth investors, the aim is to invest in companies that are already successful but could be even more so. The Sub-advisor looks for fast-growing companies that are in new or rapidly evolving industries. Factors in identifying these companies may include above-average growth of earnings or earnings that exceed analysts' expectations. The Sub-advisor may also look for other characteristics in a company, such as financial strength, a strong position relative to competitors and a stock price that is reasonable in light of its growth rate.

         The Sub-advisor follows a disciplined selling strategy, and may sell a stock when it reaches a target price, fails to perform as expected, or appears substantially less desirable than another stock.

         As a fund that invests primarily in mid-cap companies, the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. In addition, the Portfolio's growth investment program will generally involve greater risk and price fluctuation than funds that invest in more undervalued securities. Because the prices of growth stocks tend to be based largely on future expectations, these stocks historically have been more sensitive than value stocks to bad economic news and negative earnings surprises.

Other Investments:

         Although equity securities are normally the Portfolio's primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below. Additional information about these investments and the special risk factors that apply to them is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Fixed Income Securities. The Portfolio may invest up to 35% of its total assets, measured at the time of investment, in investment grade fixed income or debt securities. If the quality of any fixed income securities held by the Portfolio deteriorates so that they are no longer investment grade, the Portfolio will sell such securities in an orderly manner so that its holdings of such securities do not exceed 5% of its net assets.

         Foreign Securities. The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

         Covered Call Options. The Portfolio may try to reduce the risk of securities price or exchange rate changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions.

         Temporary Investments. When the Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Portfolio avoid losses but may mean lost opportunities.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         To pursue its objective, the Portfolio primarily invests in the common stocks of mid-cap companies. Some of the Portfolio's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The
Portfolio seeks to reduce risk by diversifying among many companies and industries.

          Under the Portfolio's value-oriented investment approach, the Sub-advisor looks for well-managed companies whose stock prices are undervalued and that may rise in price before other investors realize their worth. Fund managers may identify value stocks in several ways, including based on earnings, book value or other financial measures. Factors that the Sub-advisor may use to identify these companies include strong fundamentals, including a low price-to-earnings ratio, consistent cash flow, and a sound track record through all phases of the market cycle.

         The Sub-advisor may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

         The Sub-advisor generally considers selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

         As a fund that invests primarily in mid-cap companies, the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. While value investing historically has involved less risk than investing in growth companies, the stocks purchased by the Portfolio will remain undervalued during a short or extended period of time. This may happen because value stocks as a category lose favor with investors compared to growth stocks, or because the Sub-advisor failed to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Investments:

         Although equity securities are normally the Portfolio's primary investment, it may invest in preferred stocks and convertible securities, as well as the types of securities described below. Additional information about these investments and the special risk factors that apply to them is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Fixed Income Securities. The Portfolio may invest up to 35% of its total assets, measured at the time of investment, in fixed income or debt securities. The Portfolio may invest up to 15% of its total assets, measured at the time of investment, in debt securities that are rated below investment grade or comparable unrated securities. There is no minimum rating on the fixed income securities in which the Portfolio may invest.

         Foreign Securities. The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

         Covered Call Options. The Portfolio may try to reduce the risk of securities price changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions. The value of securities against which options will be written will not exceed 10% of the Portfolio's net assets.

         Temporary Investments. When the Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Portfolio avoid losses but may mean lost opportunities.

AST ALGER ALL-CAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The Portfolio invests primarily in equity securities, such as common or preferred stocks, that are listed on U.S. exchanges or in the over-the-counter market. The Portfolio may invest in the equity securities of companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions.

         The Portfolio invests primarily in growth stocks. The Sub-advisor believes that these stocks are those of two types of companies:

         High Unit Volume Growth Companies. These are vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

         Positive Life Cycle Change Companies. These are companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management, products or technologies, restructurings or reorganizations, or mergers and acquisitions.

         As with any fund investing primarily in equity securities, the value of the securities held by the Portfolio may decline. These declines can be substantial. In addition, the growth stocks in which the Portfolio invests primarily tend to fluctuate in price more than other types of stocks. Prices of growth stocks tend to be higher in relation to their companies' earnings, and may be more sensitive to market, political and economic developments than other stocks. The Portfolio's level of risk will vary based upon the size of the companies it invests in at a given time. To the extent that the Portfolio emphasizes small-cap stocks, it will be subject to a level of risk higher than a fund investing primarily in more conservative "large-cap" stocks.

Other Investments:

         In addition to investing in common and preferred stocks, the Portfolio may invest in securities convertible into or exchangeable for equity securities, including warrants and rights. The Portfolio may invest up to 20% of its total assets in foreign securities. (American Depositary Receipts or other U.S. dollar denominated securities of foreign issuers are not subject to the 20% limitation.)

         The Fund may purchase put and call options and write (sell) put and covered call options on securities and securities indices to increase gain or to hedge against the risk of unfavorable price movements. However, the Sub-advisor does not currently intend to rely on these option strategies extensively, if at all. The Portfolio may purchase and sell stock index futures contracts and options on stock index futures contracts. The Portfolio may sell securities "short against the box."

         An additional discussion of these types of investments and their risks is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. The Portfolio may invest up to 100% of its assets in cash, commercial paper, high-grade bonds or cash equivalents for temporary defensive reasons if the Sub-advisor believes that adverse market or other conditions warrant. This is to attempt to protect the Portfolio from a temporary unacceptable risk of loss. However, while the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term capital growth will be limited.

AST GABELLI ALL-CAP VALUE PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Principal Investment Strategies and Risks:

         The Portfolio will invest primarily in readily marketable equity securities including common stocks, preferred stocks and securities that may be converted at a later time into common stock. The Portfolio may invest in the securities of companies of all sizes, and may emphasize either larger or smaller companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions.

         In making stock selections, the Portfolio strives to earn a 10% real rate of return. The Portfolio focuses on companies that appear underpriced relative to their private market value ("PMV"). PMV is the value that the Portfolio's Sub-advisor believes informed investors would be willing to pay for a company. The Sub-advisor considers factors such as price, earnings expectations, earnings and price histories, balance sheet characteristics and perceived management skills. The Sub-advisor also considers changes in economic and political outlooks as well as individual corporate developments. The Sub-advisor will sell any Portfolio investments that lose their perceived value relative to other investments.

         Investments will be made based on the Sub-advisor's perception of their potential for capital growth. Current income may also be considered. However, many of the common stocks the Portfolio will buy will not pay dividends.

         As a Portfolio that invests primarily in equity securities, the principal risk to which the Portfolio is subject is that the value of the securities held by the Portfolio will decline. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, the forecasts for the issuer's industry and the value of the issuer's assets. While value investing historically has involved less risk that investing in growth companies, the Portfolio is subject to the risks that the PMVs of the stocks purchased by the Portfolio may never be realized by the market, or that the Sub-advisor may be incorrect in its assessment of the PMVs.

         In addition, the Portfolio's level of risk will vary based upon the size of the companies it invests in at a given time. To the extent the Portfolio emphasizes small-cap stocks, it will be subject to a level of risk higher than a Portfolio investing primarily in more conservative "large-cap" stocks. The Portfolio may be subject to additional risks as a result of its investments in foreign securities, including unfavorable foreign government actions, political instability, the absence of accurate information about foreign issuers, and exposure to foreign currencies that may decline in value relative to the U.S. dollar.

Other Investments:

         The Portfolio may invest up to 25% of its total assets in securities of non-U.S. issuers. While the Portfolio does not intend to do so to a significant degree, the Portfolio may enter into futures contracts and related options, and may purchase and sell call and put options on securities and securities indices. The Portfolio also may invest in warrants to purchase securities, and may engage in short sales "against the box". For additional information on the types of securities in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."


         Temporary Investments. When adverse market or economic conditions occur, the Portfolio may temporarily invest all or a portion of its assets in defensive investments. Such investments may include high grade debt securities, obligations of the U.S. Government and its agencies and instrumentalities, and short-term money market instruments. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.


AST KINETICS INTERNET PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stocks, convertible securities, warrants and other equity securities having the characteristics of common stocks, such as American
Depositary Receipts and International Depositary Receipts, of domestic and foreign companies that are engaged in the Internet and Internet-related activities. The Internet is a collection of connected computers that allows commercial and professional organizations, educational institutions, government agencies and consumers to communicate electronically, access and share information and conduct business around the world.

         Portfolio securities will be selected by the Sub-advisor from companies that are engaged in the development of hardware, software and telecommunications solutions that enable the transaction of business on the Internet by individuals and companies, as well as companies that offer products and services primarily via the Internet. Accordingly, the Portfolio seeks to invest in the equity securities of companies whose research and development efforts may result in higher stock values. These companies may be large, medium or small in size if, in the Sub-advisor's opinion, they meet the Portfolio's investment criteria. Such companies include, but are not limited to, the following:

     Internet Service Providers: Companies that provide users with access to the Internet.

         Computer Software Companies: Companies that produce, manufacture and develop tools to access the Internet, enable Internet users to enhance the speed, integrity and storage of data on the Internet, facilitate information distribution and gathering on the Internet, or secure Internet-based transactions.

         Computer Hardware Companies: Companies that develop and produce computer and network hardware such as modems, switchers and routers, and those that develop and manufacture workstations and personal communications systems used to access the Internet and provide Internet services.

         E-Commerce: Companies that derive a substantial portion of their revenue from sales of products and services conducted via the Internet.

     Content Developers: Companies that supply proprietary information and entertainment content, such as games, music, video, graphics, news, etc. on the Internet.

         The Sub-advisor selects portfolio securities by evaluating a company's positioning and business model as well as its ability to grow and expand its activities via the Internet or achieve a competitive advantage in cost/profitability and brand image leveraging via use of the Internet. The Sub-advisor also considers a company's fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. Furthermore, the Sub-advisor looks at the amount of capital a company currently expends on research and development. The Sub-adviser believes that money invested in research and development today frequently has significant bearing on future growth.

         As with any fund that invests primarily in equity securities, fluctuations in the value of the securities held by the Portfolio will cause the share price of the Portfolio to fluctuate. Market prices of the Portfolio's holdings may be adversely affected by the issuer having experienced losses or by the issuer's lack of earnings or failure to meet the market's expectations with respect to new products or services, or even by market factors wholly unrelated to the condition of the issuer.

         The Portfolio may be subject to greater risk and share price fluctuation than other equity funds because of the concentration of its investments in a single industry. Securities of Internet companies tend to be more volatile than securities of companies in other industries. These companies are especially sensitive to the risk of product obsolescence, and may be affected by heightened regulatory scrutiny and impending changes in government policies. In addition, the Portfolio's investments in the securities of small and medium-sized companies and in foreign securities may increase the degree of risk to which the Portfolio is subject.

         Non-Diversified Status. The Portfolio is classified as "non-diversified" under the 1940 Act, which means that one-half of the Portfolio's assets may be invested in two or more stocks while the other half must be spread out among various investments each not exceeding 5% of the Portfolio's total assets. As a result of this lesser diversification, the value of the Portfolio's shares may be more susceptible to adverse changes in the value of a particular company's securities than would be the shares of a diversified investment company.

Other Investments:


         The Portfolio may purchase and write (sell) options on securities in which it invests and may buy and sell financial futures contracts and related options for hedging purposes and/or as a substitute for direct investment.


         Temporary Investments. To respond to adverse market, economic, political or other conditions, the Portfolio may invest up to 100% of its assets in high quality U.S. short-term debt securities and money market instruments. The Portfolio may invest up to 35% of its assets in these securities to maintain liquidity. Some of these short-term instruments include commercial paper, certificates of deposit, demand and time deposits and banker's acceptances, U.S. Government securities (e.g., U.S. Treasury obligations), and repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term capital growth will be limited.

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek long-term capital growth primarily through the common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities.

Principal Investment Policies and Risks:

         The Portfolio normally invests primarily (at least 65% of its total assets) in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation. The Portfolio also may invest in non-resource companies with the potential for growth. When selecting stocks, the Sub-advisor looks for companies that have the ability to expand production, to maintain superior exploration programs and production facilities, and the potential to accumulate new resources. Natural resource companies in which the Portfolio invests generally own or develop energy sources, precious metals, nonferrous metals, forest products, real estate, diversified resources and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.

         The Portfolio may sell securities for a variety of reasons,  such as to
secure   gains,   limit   losses  or  re-deploy   assets  into  more   promising
opportunities.

         As with all stock funds, the Portfolio's share price can fall because of weakness in one or more securities markets, particular industries or specific holdings. In addition, the Portfolio is less diversified than most stock funds and could therefore experience sharp price declines when conditions are unfavorable in the natural resources sector. For instance, while the Portfolio attempts to invest in companies that may benefit from accelerating inflation, inflation has slowed considerably in recent years. The rate of earnings growth of natural resource companies may be irregular because these companies are strongly affected by natural forces, global economic cycles and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall. Real estate companies are influenced by interest rates and other factors.

Other Investments:

         Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities and warrants, when considered consistent with the
Portfolio's investment objective and policies. The Portfolio may purchase preferred stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock. The Portfolio may invest in debt securities, including up to 10% of its total assets in debt securities rated below investment grade. The Portfolio may invest in mortgage-backed securities, including stripped mortgage-backed securities. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

         Foreign Securities. The Portfolio may invest up to 50% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, which offer increasing opportunities for natural resource-related growth. The Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments. The Portfolio's investments in foreign securities, or even in U.S. companies with significant overseas investments, may decline in value because of declining foreign currencies or adverse political and economic events overseas, although currency risk may be somewhat reduced because many commodities markets are dollar based.

         Futures and Options. The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio's exposure to the equity markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices.

         For additional information about these investments and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. The Portfolio may establish and maintain cash reserves without limitation for temporary defensive purposes. The Portfolio's reserves may be invested in high-quality domestic and foreign money market instruments, including repurchase agreements and money market mutual funds managed by the Sub-advisor. Cash reserves also provide flexibility in meeting redemptions and paying expenses. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term capital growth may be limited.

AST ALLIANCE GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio (formerly, the AST Oppenheimer Large-Cap Growth Portfolio) is to seek long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

Principal Investment Policies and Risks:

         The Portfolio normally invests at least 85% of its total assets in the equity securities of U.S. companies. A U.S. company is a company that is organized under United States law, has its principal office in the United States and issues equity securities that are traded principally in the United States. Normally, about 40-60 companies will be represented in the Portfolio, with the 25 companies most highly regarded by the Sub-advisor usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from many equity mutual funds in its focus on a relatively small number of intensively researched companies.

         The Sub-advisor's investment strategy for the Portfolio emphasizes stock selection. The Sub-advisor relies heavily upon the fundamental analysis and research of its internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

         In managing the Portfolio, the Sub-advisor seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio.

         Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. The Sub-advisor therefore seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

         The Sub-advisor expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

         Because the Portfolio invests primarily in stocks, the Portfolio is subject to the risks associated with stock investments, and the Portfolio's share price therefore may fluctuate substantially. The Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, availability of basic resources or supplies, major litigation against a company, or changes in governmental regulation affecting an industry). The Portfolio's focus on large, more-established companies may mean that its level of risk is lower than a fund investing primarily in smaller companies. Because the Portfolio invests in a smaller number of securities than many other funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's share price.

Other Investments:

         In addition to investing in equity securities, the Portfolio also may:

--   invest up to 20% of its net assets in convertible securities;

--   invest up to 5% of its net assets in rights or warrants;

--   invest up to 15% of its total assets in foreign securities;

-- purchase and sell exchange-traded index options and stock index futures contracts; and

-- write covered exchange-traded call options on its securities up to 15% of its total assets, and purchase exchange-traded call and put options on common stocks up to, for all options, 10% of its total assets.

         For additional information on the types of investments other than common stocks in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. Although it does not expect to do so ordinarily, when business or financial conditions warrant the Portfolio may assume a temporary defensive position and invest in high-grade, short-term, fixed-income securities (which may include U.S. Government securities) or hold its assets in cash. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST MFS GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to provide long-term growth of capital and future, rather than current, income.

Principal Investment Policies and Risks:

         The Portfolio invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies that the Sub-advisor believes offer better than average prospects for long-term growth.

         The Sub-advisor uses a "bottom up," as opposed to "top down," investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis of individual companies (such as analysis of the companies' earnings, cash flows, competitive position and management abilities) by the Sub-advisor.

         In managing the Portfolio, the Sub-advisor seeks to purchase securities of companies that it considers well-run and poised for growth. The Sub-advisor looks particularly for companies with the following qualities:

o    a strong franchise, strong cash flows and a recurring revenue stream

o a strong industry position, where there is potential for high profit margins or substantial barriers to new entry into the industry

o    a strong management with a clearly defined strategy

o    new products or services.

         The Portfolio may invest up to 35% of its net assets in foreign securities.

         As with any fund investing primarily in common stocks, the value of the securities held by the Portfolio may decline in value, either because of changing economic, political or market conditions or because of the economic condition of the company that issued the security. These declines may be substantial. In addition, the prices of the growth company stocks in which the Portfolio invests may fluctuate to a greater extent than other equity securities due to changing market conditions or disappointing earnings results. The Portfolio may invest in foreign companies, including companies located in developing countries, and it therefore will be subject to risks relating to political, social and economic conditions abroad, risks resulting from differing regulatory standards in non-U.S. markets, and fluctuations in currency exchange rates.

Other Investments:

         Although the Portfolio will invest primarily in common stocks and related securities, the Portfolio may also invest in variable and floating rate debt securities. The Portfolio may purchase and sell futures contracts and related options on securities indices, foreign currencies and interest rates for hedging and non-hedging purposes. The Portfolio may also enter into forward contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes. The Portfolio may purchase and write (sell) options on securities, stock indices and foreign currencies.

         For more information on some of the types of securities other than common stocks in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. The Portfolio may depart from its principal investment strategy by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. When investing for defensive purposes, the Portfolio may hold cash or invest in cash equivalents, such as short-term U.S. government securities, commercial paper and bank instruments. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST ALGER GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The Portfolio invests primarily in equity securities, such as common or preferred stocks, that are listed on U.S. exchanges or in the over-the-counter market.

         The Portfolio invests primarily in growth stocks. The Sub-advisor believes that these stocks are those of two types of companies:

         High Unit Volume Growth Companies. These are vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

         Positive Life Cycle Change Companies. These are companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management, products or technologies, restructurings or reorganizations, or mergers and acquisitions.

         The Portfolio focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies.

         The Portfolio normally invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalizations of $1 billion or greater. The Portfolio also may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalizations of less than $1 billion.

         As with any fund investing primarily in equity securities, the value of the securities held by the Portfolio may decline. These declines can be substantial. In addition, the growth stocks in which the Portfolio invests primarily tend to fluctuate in price more than other types of stocks. Prices of growth stocks tend to be higher in relation to their companies' earnings, and may be more sensitive to market, political and economic developments than other stocks. The Portfolio's level of risk will increase if it makes significant investments in securities of smaller companies.

Other Investments:

         Foreign Securities. The Portfolio may invest up to 20% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

         Short sales "against the box." The Portfolio may from time to time makes short sales "against the box."

         A discussion of these investments and their risks is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. The Portfolio may invest up to 100% of its assets in cash, commercial paper, high-grade bonds or cash equivalents for temporary defensive reasons if the Sub-advisor believes that adverse market or other conditions warrant. This is to attempt to protect the Portfolio from a temporary unacceptable risk of loss. However, while the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term capital growth will be limited.

ASt Marsico Capital Growth portfolio:

Investment Objective: The investment objective of the Portfolio is to seek capital growth. Income is not an investment objective and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Principal Investment Policies and Risks:

         The Portfolio will pursue its objective by investing primarily in common stocks. The Sub-advisor expects that the majority of the Portfolio's assets will be invested in the common stocks of larger, more established companies.

         In selecting investments for the Portfolio, the Sub-advisor uses an approach that combines "top down" economic analysis with "bottom up" stock selection. The "top down" approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment, and the global competitive landscape. In addition, the Sub-advisor examines such factors as the most attractive global investment opportunities, industry consolidation, and the sustainability of economic trends. As a result of this "top down" analysis, the Sub-advisor identifies sectors, industries and companies that should benefit from the trends the Sub-advisor has observed.

         The Sub-advisor then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is appropriate for investment by the Portfolio, the Sub-advisor focuses on a number of different attributes, including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, and the ability to generate free cash flow), strong management, and reasonable valuations in the context of projected growth rates. This is called "bottom up" stock selection.

         The primary risk associated with investment in the Portfolio will be the risk that the equity securities held by the Portfolio will decline in value. The risk of the Portfolio is expected to be commensurate with that of other funds using a growth strategy to invest in the stocks of large and medium-sized companies.

         Although it is the general policy of the Portfolio to purchase and hold securities for capital growth, changes in the Portfolio will be made as the Sub-advisor deems advisable. For example, portfolio changes may result from liquidity needs, securities having reached a desired price, or by reason of developments not foreseen at the time of the investment was made.

         Special Situations. The Portfolio may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and increase in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Portfolio may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Portfolio perceives an opportunity for capital growth from such securities. The Portfolio may invest up to 10% of its total assets in debt securities, which may include corporate bonds and debentures and government securities.

         The Portfolio may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         Index/structured Securities. The Portfolio may invest without limit in index/structured securities, which are debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments, but may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer of the index/structured security.

         Futures, Options and Other Derivative Instruments. The Portfolio may purchase and write (sell) options on securities, financial indices, and foreign currencies, and may invest in futures contracts on securities, financial indices, and foreign currencies, options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily to hedge the Portfolio's positions against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as increasing the Portfolio's income or otherwise enhancing return.

         For an additional discussion of many of these types of securities and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. Although the Sub-advisor expects to invest primarily in equity securities, the Sub-advisor may increase the Portfolio's cash position without limitation when the Sub-advisor believes that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit and repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST JANCAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Principal Investment Policies and Risks:

         The Portfolio will pursue its objective by investing primarily in common stocks. Common stock investments will be in companies that the Sub-advisor believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive and regulatory environment. The Sub-advisor generally takes a "bottom up" approach to choosing investments for the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

         Because the Portfolio invests a substantial portion (or all) of its assets in stocks, the Portfolio is subject to the risks associated with stock investments, and the Portfolio's share price therefore may fluctuate substantially. This is true despite the Portfolio's focus on the stocks of larger more-established companies. The Portfolio's share price will be affected by changes in the stock markets generally, and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example, poor earnings, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Because of the types of securities it invests in, the Portfolio is designed for those who are investing for the long term.

         The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made.

         Special Situations. The Portfolio may invest in "special situations" from time to time. A "special situation" arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         Although the Sub-advisor expects to invest primarily in equity securities, the Portfolio may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Portfolio perceives an opportunity for capital growth from such securities. The Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

     -- 35% of its assets in bonds rated below investment grade ("junk" bonds). -- 25% of its assets in mortgage- and asset-backed securities.
     -- 10% of its assets in zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio may make short sales "against the box." In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

         Foreign Securities. The Portfolio may also purchase securities of foreign issuers, including foreign equity and debt securities and depositary receipts. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. No more than 25% of the Portfolio's assets may be invested in foreign securities denominated in foreign currencies and not publicly traded in the United States.

         Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative
instruments").   The  Portfolio  intends  to  use  most  derivative  instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Portfolio may also use a variety of currency hedging techniques, including forward foreign currency exchange contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         For more information on the types of securities other than common stocks in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. The Sub-advisor may increase the Portfolio's cash position without limitation when the Sub-advisor is of the opinion that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.





AST JANUS STRATEGIC VALUE PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:


         The Portfolio pursues its objective by investing primarily in common stocks with the potential for long-term growth of capital using a "value" approach. The value approach the Sub-advisor uses emphasizes investments in companies it believes are undervalued relative to their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors.


         The Sub-advisor measures value as a function of price/earnings (P/E) ratios and price/free cash flow. A P/E ratio is the relationship between the price of a stock and its earnings per share. This figure is determined by dividing a stock's market price by the company's earnings per share amount. Price/free cash flow is the relationship between the price of a stock and the company's available cash from operations minus capital expenditures. The Sub-advisor will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital.

         The Sub-advisor generally takes a "bottom up" approach in choosing investments for the Portfolio. In other words, the Sub-advisor seeks to identify companies that are undervalued by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Portfolios. Income realized on the Portfolio's investments is incidental to its objective.


         As a fund that invests primarily in common stocks, the main risk of the Portfolio is the risk that the value of the stocks it holds might decrease, either in response to factors relating to an individual company or in response to general market and/or economic conditions. If this occurs, the Portfolio's share price may also decrease. While a fund that focuses on value stocks may be subject to less risk than a fund investing in stocks of growth companies, the Portfolio is subject to the risk that the Sub-advisor's belief about a company's intrinsic worth will be incorrect or will not be realized by the market in the time frame expected.


         While the Portfolio will generally focus on the securities of larger companies, the Portfolio may invest in the securities of smaller companies, including start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. The Portfolio's level of risk may also be affected if it invests as described below in certain types of investments other than domestic equities, such as foreign securities, derivative investments, non-investment grade debt securities, and initial public offerings (IPOs).

         The Portfolio generally intends to purchase securities for long-term investment although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.


         Non-Diversified Status. The Portfolio is classified as a non-diversified investment company. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's share price and total return. Because of this, the Portfolio's share price can be expected to fluctuate more than a comparable diversified fund.

         Special Situations. The Portfolio may invest in special situations. A special situation arises when the Sub-advisor believes that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from (1) significant changes in industry structure through regulatory developments or shifts in competition, (2) a new or improved product, service, operation or technological advance, (3) changes in senior management, or (4) significant changes in cost structure. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


Other Investments:


         While the Portfolio will invest primarily in common stocks, the Portfolio may also invest to a lesser degree in other types of securities, such as preferred stocks, warrants, securities convertible into common or preferred stocks, and debt securities. The Portfolio will not invest more than 35% of its assets in bonds rated below investment grade ("junk" bonds).


         In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

         Indexed/Structured Securities. The Portfolio may invest in indexed/structured securities, which typically are short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments, but may be more volatile than the underlying instruments.

         Foreign Securities. The Portfolio may invest up to 25% of its net assets in foreign securities denominated in foreign currencies and not publicly traded in the United States. The Portfolio may also invest in foreign companies through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as are used to select domestic securities. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure.

         Futures, Options and Other Derivative Instruments. The Portfolio may buy and sell futures contracts on foreign currencies, securities and financial indices and options on such contracts. The Portfolio may also purchase and write put and call options on securities, securities indices and foreign currencies. The Portfolio may enter into forward foreign currency exchange contracts, swaps and other derivative instruments. The Portfolio may use these instruments to hedge or protect its portfolio from adverse movements in securities prices, currency exchange rates, and interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to enhance return.

         Additional information on the types of securities other than common stocks in which the Portfolio may invest is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. When the Sub-advisor believes that market conditions are unfavorable for profitable investing, or when the Sub-advisor is otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks. Even when the Portfolio is essentially fully invested, some residual amount of Portfolio assets will remain in cash or similar investments. These investments may include commercial paper, certificates of deposit, repurchase agreements, short-term debt obligations, and money market funds (including funds managed by the Sub-advisor). When the Portfolio's investments in cash or similar investments increase, the opportunity to achieve its investment objective of long-term capital growth may be limited.

AST COHEN & STEERS REALTY PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to maximize total return through investment in real estate securities.

Principal Investment Policies and Risks:

The Portfolio pursues its investment objective of maximizing total return by seeking, with approximately equal emphasis, capital growth and current income. Under normal circumstances, the Portfolio will invest substantially all of its assets in the equity securities of real estate companies. Such equity securities will consist of:

o    common stocks (including shares in real estate investment trusts),

o    rights or warrants to purchase common stocks,

o securities convertible into common stocks where the conversion feature represents, in the Sub-advisor's view, a significant element of the securities' value, and

o    preferred stocks.

         For purposes of the Portfolio's investment policies, a "real estate company" is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of real estate or that has at least 50% of its assets in real estate. The Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies.

         Real estate companies may include real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains or losses by selling properties. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

         As a fund that invests primarily in equity securities, the Portfolio will be subject to many of the same risks as other equity funds. The Portfolio also will be subject to certain risks related specifically to real estate securities, and may be subject to greater risk and share price fluctuation than other equity funds because of the concentration of its investments in a single industry.

         While the Portfolio will not invest in real estate directly, securities of real estate companies may be subject to risks similar to those associated with the direct ownership of real estate. These include risks related to general and local economic conditions, dependence on management skill, heavy cash flow dependency, possible lack of available mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from environmental problems, casualty or condemnation losses, limitations on rents, and changes in neighborhood values, the appeal of properties to tenants and interest rates.

         In general, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. In the event of a default by a borrower or lessee, a REIT may experience delays and may incur substantial costs in enforcing its rights as a mortgagee or lessor.

         Non-Diversified Status. The Portfolio is classified as a "non-diversified" investment company under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to meet certain diversification standards under the Internal Revenue Code that must be met to relieve the Portfolio of liability for Federal income tax if its earnings are distributed to shareholders. As a non-diversified fund, a price decline in any one of the Portfolio's holdings may have a greater effect on the Portfolio's value than on the value of a fund that is more broadly diversified.

Other Investments:

         The Portfolio may write (sell) put and covered call options and purchase put and call options on securities or stock indices that are listed on a national securities or commodities exchange. The Portfolio may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on the foregoing. The Portfolio may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. The Portfolio may also enter into short sales, which are transactions in which the Portfolio sells a security it does not own at the time of the sale in anticipation that the market price of the security will decline. The Sub-advisor expects that the Portfolio will use these techniques on a relatively infrequent basis.

         Additional information about these techniques and their risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary Investments. When the Sub-advisor believes that market or general economic conditions justify a temporary defensive position, the Portfolio will invest all or a portion of its assets in high-grade debt securities, including corporate debt securities, U.S. government securities, and short-term money market instruments, without regard to whether the issuer is a real estate company. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum total return will be limited. The Portfolio may also invest funds awaiting investment or funds held to satisfy redemption requests or to pay dividends and other distributions to shareholders in short-term money market instruments.

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO:

Investment Objective: The investment objective of the Portfolio (formerly, the AST Bankers Trust Managed Index 500 Portfolio) is to outperform the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500(R)") through stock selection resulting in different weightings of common stocks relative to the index.

Principal Investment Policies and Risks:

         The Portfolio will invest primarily in the common stocks of companies included in the S&P 500. The S&P 500 is an index of 500 common stocks, most of which trade on the New York Stock Exchange Inc. (the "NYSE"). The Sub-advisor believes that the S&P 500 is representative of the performance of publicly traded common stocks in the U.S. in general.

         In seeking to outperform the S&P 500, the Sub-advisor starts with a portfolio of stocks representative of the holdings of the index. It then uses a set of fundamental, quantitative criteria that are designed to indicate whether a particular stock will predictably perform better or worse than the S&P 500. Based on these criteria, the Sub-advisor determines whether the Portfolio should over-weight, under-weight or hold a neutral position in the stock relative to the proportion of the S&P 500 that the stock represents. In addition, the Sub-advisor may determine based on the quantitative criteria that (1) certain S&P 500 stocks should not be held by the Portfolio in any amount, and (2) certain equity securities that are not included in the S&P 500 should be held by the Portfolio. The Portfolio may invest up to 15% of its total assets in equity securities not included in the S&P 500.

         As a mutual fund investing primarily in common stocks, the Portfolio is subject to the risk that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. The Sub-advisor believes that the various quantitative criteria used to determine which stocks to over- or under-weight will balance each other so that the overall risk of the Portfolio is not likely to differ materially from the risk of the S&P 500 itself. While the Portfolio attempts to outperform the S&P 500, it is not expected that any outperformance will be substantial. The Portfolio also may underperform the S&P 500 over short or extended periods.

         About the S&P 500. The S&P 500 is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States. Stocks in the S&P 500 are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price). The composition of the S&P 500 is determined by S&P based on such factors as market capitalization, trading activity, and whether the stock is representative of stocks in a particular industry group. The composition of the S&P 500 may be changed from time to time. "Standard & Poor's(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Manager.

         The Portfolio is not sponsored, endorsed, sold or promoted by Standard &Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 to track general stock market performance. S&P's only relationship to the Investment Manager or the Sub-advisor is a license provided to the Investment Manager of certain trademarks and trade names of S&P and of the S&P 500, which is determined, composed and calculated by S&P without regard to the Investment Manager, Sub-advisor, or Portfolio. S&P has no obligation to take the needs of the Investment Manager, Sub-advisor or the shareholders of the Portfolio into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio, or in the determination or calculation of the Portfolio's net asset value. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

         S&P does not guarantee the accuracy and/or the completeness of the S&P 500 or any data included therein and shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Portfolio, shareholders of the Portfolio, or any other person or entity from the use of the S&P 500 or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Other Investments:

         Derivatives. The Portfolio may invest in various instruments that are or may be considered derivatives, including securities index futures contracts and related options, warrants and convertible securities. These instruments may be used for several reasons: to simulate full investment in the S&P 500 while retaining cash for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when the futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or the S&P 500. The Portfolio will not use derivatives for speculative purposes or to leverage its assets. The Portfolio will limit its use of securities index futures contracts and related options so that, at all times, margin deposits for futures contracts and premiums on related options do not exceed 5% of the Portfolio's assets and provided that the percentage of the Portfolio's assets being used to cover its obligations under futures and options does not exceed 50%.

         Additional information about these derivative instruments and their risks is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. The Portfolio may maintain up to 25% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P
500. These securities include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by any of the states, repurchase agreements, commercial paper, and certain bank obligations. The Portfolio will not invest in these securities as part of a temporary defensive strategy to protect against potential market declines.

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO:

Investment Objective: The primary investment objective of the Portfolio is to seek capital growth. Current income is a secondary investment objective.

Principal Investment Policies and Risks:

         The Portfolio's investment strategy utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the Sub-advisor ranks stocks, primarily the 1,500 largest publicly traded U.S. companies (measured by market capitalization), from most attractive to least attractive. These rankings are determined by using a computer model that combines measures of a stock's value and measures of its growth potential. To measure value, the Sub-advisor uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the Sub-advisor uses, among others, the rate of growth in a company's earnings and changes in its earnings estimates.

         In the second step, the Sub-advisor uses a technique called portfolio optimization. In portfolio optimization, the Sub-advisor uses a computer to build a portfolio of stocks from the ranking described earlier that it thinks will provide the best balance between risk and expected return. The goal is to create an equity portfolio that provides better returns than the S&P 500 Index without taking on significant additional risk. The Sub-advisor attempts to create a dividend yield for the Portfolio that will be greater than that of the S&P 500.

         The Sub-advisor does not attempt to time the market. Instead, it intends to keep the Portfolio essentially fully invested in stocks regardless of the movement of stock prices generally.

         Like any fund investing primarily in common stocks, the Portfolio is subject to the risk that the value of the stocks it invests in will decline. These declines could be substantial.

         Because the Portfolio is managed to an index (the S&P 500), its performance will be closely tied to the performance of the index. If the S&P 500 goes down, it is likely that the Portfolio's share price will also go down. The Portfolio's investments in income-producing stocks may reduce to some degree the Portfolio's level of risk and share price fluctuation (and its potential for gain) relative to the S&P 500. However, if the stocks that make up the S&P 500 do not have a high dividend yield at a given time, then the Portfolio's dividend yield also will not be high.

Other Investments:

         When the Sub-advisor believes that it is prudent, the Portfolio may invest in securities other than stocks, such as convertible securities, foreign securities, short-term instruments and non-leveraged stock index futures contracts. Stock index futures contracts can help the Portfolio's cash assets remain liquid while performing more like stocks. The Portfolio also may short sales "against the box." Additional information on these types of investments is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative Securities. The Portfolio may invest in derivative securities. Certain of these derivative securities may be described as "index/structured" securities, which are securities whose value or performance is linked to other equity securities (as in the case of depositary receipts), currencies, interest rates, securities indices or other financial indicators ("reference indices"). The Portfolio may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Portfolio. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Portfolio may not invest in oil and gas leases or futures. The Portfolio may make short sales "against the box."

AST ALLIANCE GROWTH AND INCOME PORTFOLIO:

Investment Objective: The investment objective of the Portfolio (formerly, the AST Lord Abbett Growth and Income Portfolio) is long-term growth of capital and income while attempting to avoid excessive fluctuations in market value.

Principal Investment Policies and Risks:

         The Portfolio normally will invest in common stocks (and securities convertible into common stocks). Typically, in choosing stocks, the Sub-advisor looks for companies using the following process:

o Quantitative research is performed on a universe of large, seasoned, U.S. and multinational companies to identify which stocks the Sub-advisor believes represent the best bargains; and

o    Fundamental   research  is  conducted  to  assess  a  company's   operating
     environment, resources and strategic plans and to determine its prospects for exceeding the earnings expectations reflected in its stock price.

         The Sub-advisor will take a value-oriented approach, in that it will try to keep the Portfolio's assets invested in securities that are selling at reasonable prices in relation to their value. In doing so, the Portfolio may forgo some opportunities for gains when, in the judgment of the Sub-advisor, they are too risky.

         The prices of the common stocks that the Portfolio invests in will fluctuate. Therefore, the Portfolio's share price will also fluctuate, and may decline substantially. While there is the risk that an investment will never reach what the Sub-advisor believes is its full value, or may go down in value, the Portfolio's risk and share price fluctuation (and potential for gain) may be less than many other stock funds because of the Portfolio's emphasis on large, seasoned company value stocks.

Other Investments:

         The   Portfolio,   in  addition  to  investing  in  common  stocks  and
convertible securities, may write covered call options listed on domestic securities exchanges with respect to securities in the Portfolio. It is not intended for the Portfolio to write covered call options with respect to securities with an aggregate market value of more than 10% of the Portfolio's net assets at the time an option is written. The Portfolio also may purchase and sell forward and futures contracts and related options for hedging purposes. The Portfolio may also invest up to 10% of its net assets (at the time of investment) in foreign securities, and invest in straight bonds and other debt securities.

         Temporary Investments. The Portfolio may invest in short-term debt and other high quality fixed-income securities to create reserve purchasing power and also for temporary defensive purposes. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST MFS GROWTH WITH INCOME PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek to provide reasonable current income and long-term capital growth and income.

Principal Investment Policies and Risks:

         The Portfolio invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The stocks in which the Portfolio invests generally will pay dividends. While the Portfolio may invest in companies of any size, the Portfolio generally focuses on companies with larger market capitalizations that the Sub-advisor believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.

         The Sub-advisor uses a "bottom up," as opposed to "top down," investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis of individual companies (such as analysis of the companies' earnings, cash flows, competitive position and management abilities) by the Sub-advisor.

         The Portfolio may invest up to 20% of its net assets in foreign securities.

         As with any fund investing primarily in common stocks, the value of the securities held by the Portfolio may decline in value, either because of changing economic, political or market conditions or because of the economic condition of the company that issued the security. These declines may be substantial. In light of the Portfolio's focus on income-producing large-cap stocks, the risk and share price fluctuations of the Portfolio (and its potential for gain) may be less than many other stock funds. The Portfolio may invest in foreign companies, including companies located in developing countries, and it therefore will be subject to risks relating to political, social and economic conditions abroad, risks resulting from differing regulatory standards in non-U.S. markets, and fluctuations in currency exchange rates.

Other Investments:

         Although the Portfolio will invest primarily in common stocks and related securities, the Portfolio may also invest in debt securities, including variable and floating rate securities and zero coupon, deferred interest and pay-in-kind bonds. The Portfolio may also purchase warrants and make short sales "against the box."

         Futures and Forward Contracts. The Portfolio may purchase and sell futures contracts on securities indices, foreign currencies and interest rates for hedging and non-hedging purposes. The Portfolio may also enter into forward contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes.

         For more information on some of the types of securities other than common stocks in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. The Portfolio may depart from its principal investment strategy by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. When investing for defensive purposes, the Portfolio may hold cash or invest in cash equivalents, such as short-term U.S. government securities, commercial paper and bank instruments. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST INVESCO EQUITY INCOME PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek capital growth and current income while following sound investment practices.

Principal Investment Policies and Risks:

         The Portfolio seeks to achieve its objective by investing in securities that are expected to produce relatively high levels of income and consistent, stable returns. The Portfolio normally will invest at least 65% of its assets in dividend-paying common and preferred stocks of domestic and foreign issuers. Up to 30% of the Portfolio's assets may be invested in equity securities that do not pay regular dividends. In addition, the Portfolio normally will have some portion of its assets invested in debt securities or convertible bonds. The
Portfolio may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries considered to be developing. These foreign investments may serve to increase the overall risks of the Portfolio.

         The Portfolio's investments in common stocks may, of course, decline in value, which will result in declines in the Portfolio's share price. Such declines could be substantial. To minimize the risk this presents, the Sub-advisor will not invest more than 5% of the Portfolio's assets in the securities of any one company or more than 25% of the Portfolio's assets in any one industry. In light of the Portfolio's focus on income producing stocks, its risk and share price fluctuation (and potential for gain) may be less than many other stock funds.

         Debt Securities. The Portfolio's investments in debt securities will generally be subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of debt securities in which the Portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of debt securities, whereas a decline in interest rates will tend to increase their values. Although the Sub-advisor will limit the Portfolio's debt security investments to securities it believes are not highly speculative, both kinds of risk are increased by investing in debt securities rated below the top four grades by Standard & Poor's Corporation or Moody's Investors Services, Inc., or equivalent unrated debt securities ("junk bonds").

         In order to decrease its risk in investing in debt securities, the Portfolio will invest no more than 15% of its assets in junk bonds, and in no event will the Portfolio ever invest in a debt security rated below Caa by Moody's or CCC by Standard & Poor's. While the Sub-advisor will monitor all of the debt securities in the Portfolio for the issuers' ability to make required principal and interest payments and other quality factors, the Sub-advisor may retain in the Portfolio a debt security whose rating is changed to one below the minimum rating required for purchase of such a security. For a discussion of the special risks involved in lower-rated bonds, see this Prospectus under "Certain Risk Factors and Investment Methods."

Temporary Investments:

         In periods of uncertain market and economic conditions, the Portfolio may assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds or notes or government securities, or held in cash. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST AIM BALANCED PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to provide a well-diversified portfolio of stocks that will produce both capital growth and current income.

Principal Investment Policies and Risks:

         The Portfolio attempts to meet its objective by investing, normally, a minimum of 30% and a maximum of 70% of its total assets in equity securities and a minimum of 30% and a maximum of 70% of its total assets in non-convertible debt securities. The Portfolio may invest up to 25% of its total assets in convertible securities (which, depending on the nature of the convertible security, may be considered equity securities for purposes of the Portfolio's 30-70% range for investments in equity securities). The Portfolio may invest up to 10% of its total assets in high-yield debt securities rated below investment grade or non-rated debt securities deemed to be of comparable quality ("junk bonds"). The Portfolio may also invest up to 20% of its total assets in foreign securities.

         In selecting the percentages of assets to be invested in equity or debt securities, the Sub-advisor considers such factors as general market and economic conditions, as well as market, economic, industry and company trends, yields, interest rates and changes in fiscal and monetary policies. The Sub-advisor will primarily purchase equity securities for growth of capital and debt securities for income purposes. However, the Sub-advisor will focus on companies whose securities have the potential for both capital appreciation and income generation. The Sub-advisor considers whether to sell a security when it believes that the security no longer has that potential.

         As a fund that invests both in equity and debt securities, the Portfolio's risk of loss and share price fluctuation (and potential for gain) may be less than funds investing primarily in equity securities and more than funds investing in primarily in debt securities. Of course, both equity and debt securities may decline in value. Prices of equity securities fluctuate in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Prices of debt securities fluctuate in response to market factors such as changes in interest rates and in response to changes in the credit quality of specific issuers. The Portfolio's level of risk will increase to the extent it invests more heavily in long-term debt securities or lower-rated debt securities.

         The values of the convertible securities in which the Portfolio may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted. Specifically, because the convertible securities the Portfolio purchases typically pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back convertible securities at a time and price that is unfavorable to the Portfolio.

         Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lace of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Other Investments:

         The Portfolio may write call options on securities, but only on a covered basis; that is, the Portfolio will own the underlying security. In addition, the Portfolio may purchase put options or write call options on securities indices for the purpose of providing a partial hedge against a decline in the value of its portfolio securities. The Portfolio may purchase and sell stock index and interest rate futures contracts and related options in order to hedge the value of its investments against changes in market conditions. The Portfolio may also engage in various types of foreign currency hedging transactions in connection with its foreign investments. The Portfolio may from time to time make short sales "against the box."

         Additional information about options, futures contracts, convertible securities, lower-rated debt securities, foreign securities and other investments that the Portfolio may make is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. In anticipation of or in response to adverse market conditions or for cash management purposes, the Portfolio may hold all or a portion of its assets in cash, money market instruments, bonds or other debt securities. While the Portfolio is in such a defensive position, the opportunity to achieve its investment objective of both capital growth and current income may be limited.

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek capital growth and current income.

Principal Investment Policies and Risks:

         The Sub-advisor intends to maintain approximately 60% of the Portfolio's assets in equity securities and the remainder in bonds and other fixed income securities. Both the Portfolio's equity and fixed income investments will fluctuate in value. The equity securities will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The fixed income investments will be affected primarily by rising or falling interest rates and the credit quality of the issuers. As a fund that invests both in equity and fixed income securities, the Portfolio's risk of loss and share price fluctuation will tend to be less than funds investing primarily in equity securities and more than funds investing primarily in fixed income securities.

         Equity Investments. With the equity portion of the Portfolio, the Sub-advisor utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the Sub-advisor ranks stocks, primarily the 1,500 largest publicly traded U.S. companies as measured by market capitalization. These rankings are determined by using a computer model that combines measures of a stock's value and measures of its growth potential. To measure value, the Sub-advisor uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the manager uses, among others, the rate of growth in a company's earnings and changes in its earnings estimates.

         In the second step, the Sub-advisor uses a technique called portfolio optimization. In portfolio optimization, the Sub-advisor uses a computer to build a portfolio of stocks from the ranking described earlier that it thinks will provide the best balance between risk and expected return. The goal is to create an equity portfolio that provides better returns than the S&P 500 Index without taking on significant additional risk.

         Fixed Income Investments. The Sub-advisor intends to maintain approximately 40% of the Portfolio's assets in fixed income securities. Up to 20% of the Portfolio's fixed income securities will be invested in foreign fixed income securities. These percentages will fluctuate and may be higher or lower depending on the mix the Sub-advisor believes will be most appropriate for achieving the Portfolio's objectives. A minimum of 25% of the Portfolio's assets will be invested in fixed income senior securities.

         The fixed income portion of the Portfolio is invested in a diversified portfolio of government securities, corporate fixed income securities, mortgage-backed and asset-backed securities, and similar securities. The Sub-advisor's strategy is to actively manage the Portfolio by investing the Portfolio's fixed income assets in sectors it believes are undervalued (relative to the other sectors) and which represent better relative long-term investment opportunities.

         The Sub-advisor will adjust the weighted average portfolio maturity in response to expected changes in interest rates. Under normal market conditions, the weighted average maturity of the fixed income portion of the Portfolio will range from 3 to 10 years. During periods of rising interest rates, the weighted average maturity may be reduced in order to reduce the effect of bond price declines on the Portfolio's net asset value. When interest rates are falling and bond prices are rising, the Portfolio may be moved toward the longer end of its maturity range.

         Debt securities that comprise the Portfolio's fixed income portfolio will primarily be investment grade obligations. However, the Portfolio may invest up to 10% of its fixed income assets in high-yield securities or "junk bonds." Regardless of rating levels, all debt securities considered for purchase by the Portfolio are analyzed by the Sub-advisor to determine, to the extent reasonably possible, that the planned investment is sound, given the investment objective of the Portfolio. For an additional discussion of lower-rated securities and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         In determining the allocation of assets among U.S. and foreign capital markets, the Sub-advisor considers the condition and growth potential of the various economies; the relative valuations of the markets; and social, political, and economic factors that may affect the markets. The Sub-advisor also considers the impact of foreign exchange rates in selecting securities denominated in foreign currencies.

         Foreign Securities. The Portfolio may invest up to 25% of its total assets in equity and debt securities of foreign issuers, including foreign governments and their agencies, when these securities meet its standards of selection. (As noted above, approximately 20% of the fixed income portion of the Portfolio normally will be invested in foreign securities.) These investments will be made primarily in issuers in developed markets. The Portfolio may make such investments either directly in foreign securities, or by purchasing depositary receipts for foreign securities. To protect against adverse movements in exchange rates between currencies, the Portfolio may, for hedging purposes only, enter into forward currency exchange contracts and buy put and call options relating to currency futures contracts.

Other Investments:

         The Portfolio may invest in derivative securities. Certain of these derivative securities may be described as "index/structured" securities, which are securities whose value or performance is linked to other equity securities (as in the case of depositary receipts), currencies, interest rates, securities indices or other financial indicators ("reference indices"). The Portfolio may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Portfolio. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Portfolio may not invest in oil and gas leases or futures. The Portfolio may make short sales "against the box."

         For further information on these securities and investment practices, see this Prospectus under "Certain Risk Factors and Investment Methods."

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of fixed income and equity securities.

Principal Investment Policies and Risks:

         The Portfolio normally invests approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%.

         The Sub-advisor concentrates common stock investments in larger, more established companies, but the Portfolio may include small and medium-sized companies with good growth prospects. The Portfolio's exposure to smaller companies is not expected to be substantial, and will not constitute more than 30% of the equity portion of the Portfolio. Up to 35% of the equity portion may be invested in foreign (non-U.S. dollar denominated) equity securities. The fixed income portion of the Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or "junk" bonds (up to 30%); foreign (non-U.S. dollar denominated) high quality debt securities (up to 30%); and cash reserves (up to 20%).

         The precise mix of equity and fixed income investments will depend on the Sub-advisor's outlook for the markets. Shifts between stocks and bonds will normally be done gradually and the Sub-advisor will not attempt to precisely "time" the market. The Portfolio's investments in foreign equity and debt securities are intended to provide additional diversification, and the Sub-advisor will normally have at least three different countries represented in both the foreign equity and foreign debt portions of the Portfolio.

         Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

         As a fund that invests both in equity and fixed income securities, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be less than funds investing primarily in equity securities and more than funds investing primarily in fixed income securities. Of course, both equity and fixed income securities may decline in value.

         Equity securities may decline because the stock market as a whole declines, or because of reasons specific to the company, such as disappointing earnings or changes in its competitive environment. The Portfolio's level of risk will increase if a significant portion of the Portfolio is invested in securities of small-cap companies. Like other fixed income funds, the fixed income portion of the Portfolio is subject to changes in market interest rates and changes in the credit quality of specific issuers. Because of the
Portfolio's focus on fixed income securities with intermediate to long maturities, changes in market interest rates may cause substantial declines in the Portfolio's share price. The Portfolio's level of risk will increase if a significant portion of the Portfolio is invested in lower-rated high yield bonds or in foreign securities.

         Equity Securities. Investments in non-U.S. dollar denominated stocks may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return. Stocks of companies in developing countries may be included. The equity portion of the Portfolio also may include convertible securities, preferred stocks and warrants.

         Investments in small companies involve both higher risk and greater potential for appreciation. These companies may have limited product lines, markets and financial resources, or they may be dependent on a small or inexperienced management group. In addition, their securities may trade less frequently and move more abruptly than securities of larger companies.

         Fixed Income Securities. Bond investments may include U.S. Treasury and agency issues, corporate debt securities (including non-investment grade "junk" bonds), mortgage-backed securities (including derivatives such as collateralized mortgage obligations and stripped mortgage-backed securities) and asset-backed securities. While the weighted average maturities of each component of the fixed income portion (i.e., investment grade, high yield, etc.) of the Portfolio will differ based on the Sub-advisor's view of market conditions, the weighted average maturity of the fixed income portion as a whole (except for the cash reserves component) is expected to be in the range of 7 to 12 years. The cash reserves component will consist of liquid short-term investments of one year or less rated within the top two credit categories by at least one established rating organization or, if unrated, of equivalent investment quality as determined by the Sub-advisor. In addition, the Sub-advisor may invest the Portfolio's cash reserves in money market mutual funds that it manages.

Other Investments:

         The Portfolio may enter into stock index, interest rate or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of adjusting the Portfolio's exposure to the equity markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and financial indices. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities. To the extent the Portfolio uses these investments, it will be exposed to additional volatility and potential losses. The Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments.

         For an additional discussion of these other investments and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. As noted above, up to 20% of the fixed income portion of the Portfolio normally may consist of cash reserves. In addition, the Portfolio may maintain cash reserves without limitation for temporary defensive purposes. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of a high level of total return may be limited. Cash reserves also provide flexibility in meeting redemptions and paying expenses.

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to provide high current income and capital growth by investing in high-quality, foreign and U.S. government bonds.

Principal Investment Policies and Risks:

         To achieve its objectives, the Portfolio will invest at least 65% of its total assets in bonds issued or guaranteed by the U.S. or foreign governments or their agencies and by foreign authorities, provinces and municipalities. Corporate bonds of U.S. and foreign issuers may also be purchased. The Portfolio seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The Sub-advisor bases its investment decisions on fundamental market factors, currency trends, and credit quality. The Portfolio generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the Sub-advisor believes that the currency risk can be minimized through hedging.

         Although the Portfolio expects to maintain an intermediate-to-long weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities. The Portfolio may and frequently does engage in foreign currency transactions such as forward foreign currency exchange contracts, hedging its foreign currency exposure back to the dollar or against other foreign currencies ("cross-hedging"). The Sub-advisor also attempts to reduce currency risks through diversification among foreign securities and active management of currency exposures.

         The Portfolio may also invest up to 20% of its assets in the aggregate in below investment-grade, high-risk bonds ("junk bonds") and emerging market bonds. Some emerging market bonds, such as Brady Bonds, may be denominated in U.S. dollars.

         Like any fixed income fund, the value of the Portfolio will fluctuate in response to changes in market interest rates and the credit quality of particular companies. International fixed income investing, however, involves additional risks that can increase the potential for losses. These additional risks include varying stages of economic and political development of foreign countries, differing regulatory and accounting standards in non-U.S. markets, and higher transaction costs. Because a substantial portion of the Portfolio's investments are denominated in foreign currencies, exchange rates are also likely to have a significant impact on total Portfolio performance. For example, a rise in the U.S. dollar's value relative to the Japanese yen will decrease the U.S. dollar value of a Japanese bond held in the Portfolio, even though the price of that bond in yen remains unchanged. Therefore, because of these currency risks and the risks of investing in foreign securities generally, the Portfolio will involve a greater degree of risk and share price fluctuation than a fund investing primarily in domestic fixed income securities, but ordinarily will involve less risk than a fund investing exclusively in foreign fixed income securities. In addition, the Portfolio's focus on longer maturity bonds will tend to cause greater fluctuations in value when interest rates change.

         Types of Debt Securities. The Portfolio's investments in debt securities may include securities issued or guaranteed by the U.S. and foreign governments, their agencies, instrumentalities or political subdivisions, securities issued or guaranteed by supranational organizations (e.g., European Investment Bank, InterAmerican Development Bank or the World Bank), bank or bank holding company securities, foreign and domestic corporate debt securities, and commercial paper.

         The Portfolio may invest in zero coupon securities, which are securities that are purchased at a discount from their face value, but that do not make cash interest payments. Zero coupon securities are subject to greater fluctuation in market value as a result of changing interest rates than debt obligations that make current cash interest payments.

         The Portfolio may invest in Brady Bonds, which are used as a means of restructuring the external debt burden of certain emerging countries. Even if the bonds are collateralized, they are often considered speculative investments because of the country's credit history or other factors. The Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the Trust's expenses, shareholders will also indirectly bear similar expenses of such trusts.

         The Portfolio from time to time may invest in collateralized mortgage obligations, asset-backed bonds and debt securities convertible into equities.

         Nondiversified Investment Company. The Portfolio intends to select its investments from a number of country and market sectors, and intends to have investments in securities of issuers from a minimum of three different countries (including the United States). However, the Portfolio is considered a "nondiversified" investment company for purposes of the Investment Company Act of 1940. As such, the Portfolio may invest more than 5% of its assets in the fixed-income securities of individual foreign governments. The Portfolio generally will not invest more than 5% of its assets in any individual corporate issuer, except with respect to certain short-term investments. As a nondiversified fund, a price decline in any one of the Portfolio's holdings may have a greater effect on the Portfolio's value than on the value of a fund that is more broadly diversified.

Other Investments:

         The Portfolio may buy and sell futures contracts (and related options) for a number of reasons including: to manage exposure to changes in interest rates, securities prices and currency exchange rates; as an efficient means of adjusting overall exposure to certain markets; to earn income; to protect the value of portfolio securities; and to adjust the portfolio's duration. The Portfolio may purchase or write call and put options on securities, financial indices, and foreign currencies. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

         Additional information on the securities in which the Portfolio may invest and their risks in included below under "Certain Risk Factors and Investment Methods."

         Temporary Investments. To protect against adverse movements of interest rates, the Portfolio may invest without limit in short-term obligations denominated in U.S. and foreign currencies such as certain bank obligations, commercial paper, short-term government and corporate obligations, repurchase agreements and money market mutual funds managed by the Sub-advisor. Cash reserves also provide flexibility in meeting redemptions and paying expenses. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of high current income and capital growth may be limited.

ASt Federated High Yield Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek high current income by investing primarily in a diversified portfolio of fixed income securities. The fixed income securities in which the Portfolio intends to invest are lower-rated corporate debt obligations.

Principal Investment Policies and Risks:

         The Portfolio will invest at least 65% of its assets in lower-rated corporate fixed income securities ("junk bonds"). These fixed income securities may include preferred stocks, convertible securities, bonds, debentures, notes, equipment lease certificates and equipment trust certificates. The securities in which the Portfolio invests usually will be rated below the three highest rating categories of a nationally recognized rating organization (AAA, AA, or A for Standard & Poor's Corporation ("Standard & Poor's") and Aaa, Aa or A for Moody's Investors Service, Inc. ("Moody's")) or, if unrated, are of comparable quality. There is no lower limit on the rating of securities in which the Portfolio may invest. The Portfolio may purchase or hold securities rated in the lowest rating category or securities in default.

         A fund that invests primarily in lower-rated fixed income securities will be subject to greater risk and share price fluctuation than a typical fixed income fund, and may be subject to an amount of risk that is comparable to or greater than many equity funds. Lower-rated securities will usually offer higher yields than higher-rated securities, but with more risk of loss of principal and interest. This is because of the reduced creditworthiness of the securities and the increased risk of default. Like equity securities, lower-rated fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated fixed income securities, which tend to react primarily to fluctuations in market interest rates.

         An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in industries sensitive to market cycles, where deterioration in a company's cash flow may impair its ability to meet its obligations under the bonds. From time to time, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of the securities they have issued. As a result of these restructurings, the value of the securities may fall, and the Portfolio may bear legal or administrative expenses in order to maximize recovery from an issuer.

         The secondary trading market for lower-rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. Adverse publicity and the perception of investors relating to these securities and their issuers, whether or not warranted, may also affect the price or liquidity of lower-rated bonds. For an additional discussion of the risks involved in lower-rated securities, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Methods by which the Sub-advisor attempts to reduce the risks involved in lower-rated securities include:

                  Credit Research. The Sub-advisor will perform its own credit analysis in addition to using rating organizations and other sources, and may have discussions with the issuer's management or other investment analysts regarding issuers. The Sub-advisor's credit analysis will consider the issuer's financial soundness, its responsiveness to changing business and market conditions, and its anticipated cash flow and earnings. In evaluating an issuer, the Sub-advisor places special emphasis on the estimated current value of the issuer's assets rather than their historical cost.

          Diversification.   The  Sub-advisor  invests  in  securities  of  many
     different issuers, industries, and economic sectors to reduce portfolio risk.

          Economic Analysis. The Sub-advisor will analyze current developments and trends in the economy and in the financial markets.

Other Investments:

         Under normal circumstances, the Portfolio will not invest more than 10% of its total assets in equity securities. The Portfolio may own zero coupon bonds or pay-in-kind securities, which are fixed income securities that do not make regular cash interest payments. The prices of these securities are generally more sensitive to changes in market interest rates than are conventional bonds. Additionally, interest on zero coupon bonds and pay-in-kind securities must be reported as taxable income to the Portfolio even though it receives no cash interest until the maturity of such securities.

         The Portfolio may invest in securities issued by real estate investment trusts, which are companies that hold real estate or mortgage investments. Usually, real estate investment trusts are not diversified, and, therefore, are subject to the risks of a single project or a small number of projects. They also may be heavily dependent on cash flows from the property they own, may bear the risk of defaults on mortgages, and may be affected by changes in the value of the underlying property.

         Temporary Investments. The Portfolio may also invest all or a part of its assets temporarily in cash or cash items for defensive purposes during times of unusual market conditions or to maintain liquidity. Cash items may include certificates of deposit and other bank obligations; commercial paper (generally lower-rated); short-term notes; obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; and repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of high current income will be limited.

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek high current income and the opportunity for capital appreciation to produce a high total return.

Principal Investment Policies and Risks:

         To pursue its objective, the Portfolio normally invests in high yield and investment grade debt securities, securities convertible into common stock and preferred stocks. Under normal circumstances, the Portfolio invests at least 65% of its total assets in fixed income securities of various types. At least 20% of the Portfolio's assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents.

         The Sub-advisor believes that a high total return (current income and capital growth) may be derived from an actively managed, diversified portfolio of investments. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, the Sub-advisor attempts to reduce the Portfolio's risks. The Sub-advisor seeks unusual values, using fundamental, "bottom-up" research (i.e., research on individual companies rather than the economy as a whole) to identify undervalued securities. The Portfolio may find good value in high yield securities, sometimes called "lower-rated bonds" or "junk bonds," and frequently may have more than half of its assets invested in those securities. Higher yield on debt securities can occur during periods of high inflation when the demand for borrowed money is high. Also, buying lower-rated bonds when the Sub-advisor believes their credit risk is likely to decrease may generate higher returns.

         The Portfolio may also make significant investments in mortgage-backed securities. Although the Portfolio expects to maintain a weighted average maturity in the range of seven to nine years, there are no maturity restrictions on the overall portfolio or on individual securities.

         As a fund that invests primarily in fixed income securities, the Portfolio is subject to the general risks and considerations associated with investing in such securities. The value of an investment in the Portfolio will change as market interest rates fluctuate. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise. The Portfolio generally maintains a relatively long average maturity, and longer-term debt securities are usually more sensitive to interest rate changes. Put another way, the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price.

         There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Portfolio, a risk that will be relatively high because the Portfolio will likely have substantial junk bond investments. The Portfolio may sustain losses if an issuer defaults as to principal and/or interest payments after the Portfolio purchases its securities. In addition, the market for high yield securities generally is less liquid than the market for higher-rated securities. In addition, the risk to which the Portfolio is subject may be high relative to other fixed income funds because of the Portfolio's investment in convertible securities, which tend to be more volatile than non-convertible debt securities. In addition to the risks associated with fixed income securities generally, mortgage-backed securities are subject to the additional risk that early repayments will reduce the Portfolio's return on such securities.

Other Investments:

         The Portfolio may invest up to 20% of its net assets in foreign securities (securities primarily traded in countries outside the United States), and may enter into forward foreign currency contracts in connection with these foreign investments.

         Additional information on the types of securities and instruments in which the Portfolio may invest and their risks in included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. While typically fully invested, the Portfolio may at times increase its investments in cash and short-term debt securities for defensive purposes. The Portfolio may also invest in short-term fixed income securities to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. Short-term securities include obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, and bank certificates of deposit and bankers' acceptances. When the Portfolio increases its cash position, the opportunity to achieve its investment objective of high total return will be limited.

AST PIMCO TOTAL RETURN BOND PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

         The Portfolio will invest at least 65% of its assets in the following types of fixed income securities;

o securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
o corporate debt securities, including convertible securities and commercial paper;
o    mortgage and other asset-backed securities;
o structured notes, including hybrid or "indexed" securities, and loan participations;
o    delayed funding loans and revolving credit securities;
o    bank certificates of deposit, fixed time deposits and bankers' acceptances;
o    repurchase agreements and reverse repurchase agreements;
o obligations of foreign governments or their subdivisions, agencies and instrumentalities; and
o    obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

         The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a three- to six-year time frame based on the Sub-advisor's forecast for interest rates. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade ("junk bonds") but are rated B or higher by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

         Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio's return or hedge its investments, but may increase the risk to which the Portfolio is subject.

         Like other fixed income funds, the Portfolio is subject to market risk. Bond values fluctuate based on changes in interest rates, market conditions, investor confidence and announcements of economic, political or financial information. Generally, the value of fixed income securities will change inversely with changes in market interest rates. As interest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Certain mortgage-backed and asset-backed securities and derivative instruments in which the Portfolio may invest may be particularly sensitive to changes in interest rates. The Portfolio is also subject to credit risk, which is the possibility that an issuer of a security (or a counterparty to a derivative contract) will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk.

         The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in. More information about some of these investments, including futures, options and mortgage-backed and asset-backed securities, is included below under "Certain Risk Factors and Investment Methods."

         U.S. Government Securities. The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.

         Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

         While the Sub-advisor may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

         Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

         Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

         Catastrophe Bonds. Catastrophe bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific "trigger" event. The trigger event may be, for example, a hurricane or an earthquake in a specific geographic region that causes losses exceeding a specific amount. If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond.
Catastrophe bonds may also expose the Portfolio to certain other risks, including default, adverse regulatory interpretation, and adverse tax consequences.

         Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

         Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements (as described below under "Certain Risk
Factors and Investment Methods"), the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

         Foreign Securities. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 10% of its assets in securities of issuers based in developing countries (as determined by the Sub-advisor). The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies.

         Short Sales "Against the Box." The Portfolio may sell securities short "against the box." For a discussion of this practice, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy.

         For a discussion of futures and options and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods." The Portfolio's investments in swap agreements are described directly below.

         Swap Agreements. The Portfolio may enter into interest rate, index and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

         Whether the Portfolio's use of swap agreements will be successful will depend on the sub-advisor's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

         The Portfolio will invest at least 65% of its assets in the following types of fixed income securities;

o securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
o corporate debt securities, including convertible securities and commercial paper;
o    mortgage and other asset-backed securities;
o structured notes, including hybrid or "indexed" securities, and loan participations;
o    delayed funding loans and revolving credit securities;
o    bank certificates of deposit, fixed time deposits and bankers' acceptances;
o    repurchase agreements and reverse repurchase agreements;
o obligations of foreign governments or their subdivisions, agencies and instrumentalities; and
o    obligations of international agencies or supranational entities.

         Portfolio  holdings  will be  concentrated  in areas of the bond market
(based on quality, sector, interest rate or maturity) that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor's outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security's expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

         The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a one- to three-year time frame based on the Sub-advisor's forecast for interest rates. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade ("junk bonds") but are rated B or higher by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

         Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio's return or hedge its investments, but may increase the risk to which the Portfolio is subject.

         Like other fixed income funds, the Portfolio is subject to market risk. Bond values fluctuate based on changes in interest rates, market conditions, investor confidence and announcements of economic, political or financial information. Generally, the value of fixed income securities will change inversely with changes in market interest rates. As interest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Therefore, the Portfolio's share price is expected to fluctuate less than the AST PIMCO Total Return Bond Portfolio, because its average duration will be shorter. Certain mortgage-backed and asset-backed securities and derivative instruments in which the Portfolio may invest may be particularly sensitive to changes in interest rates. The Portfolio is also subject to credit risk, which is the possibility that an issuer of a security (or a counterparty to a derivative contract) will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk.

         The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in. More information about some of these investments, including futures, options and mortgage-backed and asset-backed securities, is included below under "Certain Risk Factors and Investment Methods."

         U.S. Government Securities. The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others that are supported only by the credit of the instrumentality.

         Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

         While the Sub-advisor may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

         Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

         Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

         Catastrophe Bonds. Catastrophe bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific "trigger" event. The trigger event may be, for example, a hurricane or an earthquake in a specific geographic region that causes losses exceeding a specific amount. If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond.
Catastrophe bonds may also expose the Portfolio to certain other risks, including default, adverse regulatory interpretation, and adverse tax consequences.

         Mortgage-Related and Other Asset-Backed Securities. The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations and stripped mortgage-backed securities. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

         Reverse Repurchase Agreements and Dollar Rolls. In addition to entering into reverse repurchase agreements (as described below under "Certain Risk
Factors and Investment Methods"), the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio's share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

         Foreign Securities. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies.

         Short Sales "Against the Box." The Portfolio may sell securities short "against the box." For a discussion of this practice, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative Instruments. The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy.

         For a discussion of futures and options and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods." The Portfolio's investments in swap agreements are described directly below.

         Swap Agreements. The Portfolio may enter into interest rate, index and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount," i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         Under most swap agreements entered into by the Portfolio, the parties' obligations are determined on a "net basis." Consequently, the Portfolio's obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

         Whether the Portfolio's use of swap agreements will be successful will depend on the sub-advisor's ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

AST MONEY MARKET PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek high current income and maintain high levels of liquidity.

Principal Investment Policies and Risks:

         As a money market fund, the Portfolio seeks to maintain a stable net asset value of $1.00 per share. In other words, the Portfolio attempts to operate so that shareholders do not lose any of the principal amount they invest in the Portfolio. Of course, there can be no assurance that the Portfolio will achieve its goal of a stable net asset value, and shares of the Portfolio are neither insured nor guaranteed by the U.S. government or any other entity. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Portfolio's net asset value to fall below $1. In addition, the income earned by the Portfolio will fluctuate based on market conditions and other factors.

         Under the regulatory requirements applicable to money market funds, the Portfolio must maintain a weighted average portfolio maturity of not more than 90 days and invest in high quality U.S. dollar-denominated securities that have effective maturities of not more than 397 days. In addition, the Portfolio will limit its investments to those securities that, in accordance with guidelines adopted by the Trustees of the Trust, present minimal credit risks. The Portfolio will not purchase any security (other than a United States Government security) unless:

o if rated by only one nationally recognized statistical rating organization (such as Moody's and Standard & Poor's), such organization has rated it with the highest rating assigned to short-term debt securities;

o if rated by more than one nationally recognized statistical rating organization, at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or

o it is not rated, but is determined to be of comparable quality in accordance with procedures noted above.

These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment, subject in certain circumstances to a finding by the Directors that disposing of the investment would not be in the Portfolio's best interest.

         Subject to the above requirements, the Portfolio will invest in one or more of the types of investments described below.

         United States Government Obligations. The Portfolio may invest in obligations of the U.S. Government and its agencies and instrumentalities either directly or through repurchase agreements. U.S. Government obligations include:
(i) direct obligations issued by the United States Treasury such as Treasury bills, notes and bonds; and (ii) instruments issued or guaranteed by government-sponsored agencies acting under authority of Congress. Some U.S. Government Obligations are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the agency. There is no assurance that the U.S. Government will provide financial support to one of its agencies if it is not obligated to do so by law.

         Bank Obligations. The Portfolio may invest in high quality United States dollar-denominated negotiable certificates of deposit, time deposits and bankers' acceptances of U.S. and foreign banks, savings and loan associations and savings banks meeting certain total asset minimums. The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by commitments of their member countries, and there is no assurance these commitments will be undertaken or met.

         Commercial Paper; Bonds. The Portfolio may invest in high quality commercial paper and corporate bonds issued by United States corporations. The Portfolio may also invest in bonds and commercial paper of foreign issuers if the obligation is U.S. dollar-denominated and is not subject to foreign withholding tax.

         Asset-Backed Securities. As may be permitted by current laws and regulations, the Portfolio may invest in asset-backed securities up to 10% of its net assets.

         Synthetic Instruments. As may be permitted by current laws and regulations and if expressly permitted by the Directors of the Company, the Portfolio may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The Sub-advisor will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor such risks.

     Foreign Securities. Foreign investments must be denominated in U.S. dollars and may be made directly in securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

         For more information on certain of these investments, see this Prospectus under "Certain Risk Factors and Investment Methods."

PORTFOLIO TURNOVER:

         Each Portfolio may sell its portfolio securities, regardless of the length of time that they have been held, if the Sub-advisor and/or the Investment Manager determines that it would be in the Portfolio's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Sub-advisor's or Investment Manager's control. Such transactions will increase a Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period.

         Although turnover rates may vary substantially from year to year, it is anticipated that the following Portfolios regularly may regularly have annual rates of turnover exceeding 100%:

AST Founders Passport Portfolio
AST Scudder Japan Portfolio
AST Janus Overseas Growth Portfolio
AST American Century International Growth Portfolio
AST American Century International Growth Portfolio II
AST Janus Small-Cap Growth Portfolio
AST Kemper  Small-Cap  Growth  Portfolio
AST Janus Mid-Cap Growth Portfolio
AST Alger  Mid-Cap  Growth  Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman Mid-Cap Value Portfolio AST Alger Growth Portfolio AST Marsico Capital Growth Portfolio
AST JanCap Growth Portfolio
AST Janus Strategic Value Portfolio
AST Cohen & Steers Realty  Portfolio
AST T. Rowe Price Global Bond Portfolio
AST Lord Abbett Bond-Debenture Portfolio
AST PIMCO Total Return Bond Portfolio
AST PIMCO Limited Maturity Bond Portfolio

         A high rate of portfolio turnover involves correspondingly higher brokerage commission expenses and other transaction costs, which are borne by a Portfolio and will reduce its performance.

NET ASSET VALUE:

         The net asset value per share ("NAV") of each Portfolio is determined as of the close of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. NAV is determined by dividing the value of a Portfolio's total assets, less any liabilities, by the number of total shares of that Portfolio outstanding. In general, the assets of each Portfolio (except the AST Money Market Portfolio) are valued on the basis of market quotations. However, in certain circumstances where market quotations are not readily available or are believed to be inaccurate, assets are valued by methods that are believed to accurately reflect their fair value. The assets of the AST Money Market Portfolio are valued by the amortized cost method, which is intended to approximate market value. Because NAV is calculated and purchases may be made only on business days, and because securities traded on foreign exchanges may trade on other days, the value of a Portfolio's investments may change on days when shares cannot be purchased or redeemed.

PURCHASE AND REDEMPTION OF SHARES:

         Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies ("contractholders"), or by qualified plans. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies. Orders are effected on days on which the NYSE is open for trading. Orders received before 4:00 P.M. Eastern time are effected at the NAV determined as of 4:00 P.M. Eastern Time on that same day. Orders received after 4:00 P.M. Eastern Time are effected at the NAV calculated the next business day. Payment for redemptions will be made within seven days after the request is received. The Trust does not assess any fees, either when it sells or when it redeems its securities. However, surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies. Please refer to the prospectuses for the variable annuity contracts and variable insurance policies for further information on these fees.

         As of the date of this Prospectus, American Skandia Life Assurance Corporation ("ASLAC") and Kemper Investors Life Insurance Company are the only Participating Insurance Companies. The profit sharing plan covering employees of ASLAC and its affiliates, which is a retirement plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended, also may directly own shares of the Trust. Certain conflicts of interest may arise as a result of investment in the Trust by various insurance companies for the benefit of their contractholders and by various qualified plans. These conflicts could arise because of differences in the tax treatment of the various investors, because of actions of the Participating Insurance Companies and/or the qualified plans, or other reasons. The Trust does not currently expect that any material conflicts of interest will arise. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. Should any conflict arise that would require a substantial amount of assets to be withdrawn from the Trust, orderly portfolio management could be disrupted.

MANAGEMENT OF THE TRUST:

Investment Manager: American Skandia Investment Services, Incorporated ("ASISI"), One Corporate Drive, Shelton, Connecticut, acts as Investment Manager to the Trust. ASISI has served as Investment Manager since 1992, and currently serves as Investment Manager to a total of 53 investment company portfolios (including the Portfolios of the Trust). ASISI is an indirect wholly-owned subsidiary of Skandia Insurance Company Ltd. ("Skandia"). Skandia is a Swedish company that owns, directly or indirectly, a number of insurance companies in many countries. The predecessor to Skandia commenced operations in 1855.

         The Trust's Investment Management Agreements with ASISI (the "Management Agreements") provide that ASISI will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager has engaged Sub-advisors to conduct the investment programs of each Portfolio, including the purchase, retention and sale of portfolio securities. The Investment Manager is responsible for monitoring the activities of the Sub-advisors and reporting on such activities to the Trustees. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

         The Trust has obtained an exemption from the Securities and Exchange Commission that permits ASISI, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI and the Trustees.

Sub-advisors:


         Founders Asset Management LLC ("Founders"), Founders Financial Center, 2930 East Third Avenue, Denver, Colorado 80206, serves as Sub-advisor for the AST Founders Passport Portfolio. Founders and its predecessor companies have acted as investment advisors since 1938, and serves as investment advisor to a number of other investment companies and private accounts. Founders managed assets aggregating approximately $8.6 billion as of June 30, 2000.


         Tracy P. Stouffer, a Vice President of Investments of Founders and a Chartered Financial Analyst, has been responsible for the management of the AST Founders Passport Portfolio since July 1999. Before joining Founders, Ms. Stouffer was a vice president and portfolio manager with Federated Global, Inc. from 1995 until July 1999, and a vice president and portfolio manager with Clariden Asset Management from 1988 to 1995.


         Scudder Kemper Investments, Inc. ("Scudder Kemper"), 345 Park Avenue, New York, New York, serves as Sub-advisor of the AST Kemper Small-Cap Growth Portfolio and the AST Scudder Japan Portfolio. Scudder Kemper is one of the largest investment managers in the country with more than $298 billion under management as of June 30, 2000 and has been engaged in the management of investment funds for more than eighty years.


     Peter Chin, CFA is the lead portfolio manager for the Portfolio, and Roy C. McKay, CFA is the other portfolio manager. Both have managed the Portfolio since June 1999. Mr. Chin is a Managing Director of Scudder Kemper and has been with the firm since 1973. Mr. McKay is a Manager Director of Scudder Kemper and has been with the firm since 1988.


         The day-to-day management of the AST Scudder Japan Portfolio is handled by Seung Kwak, lead portfolio manager, and Elizabeth J. Allan, both of whom have managed the Portfolio since its inception in October 2000. Mr. Kwak began his investment career in 1985, has been with Scudder Kemper since 1988, and is a Managing Director of Scudder Kemper. Ms. Allan began her investment career in 1982, joined Scudder Kemper in 1987, and is a Senior Vice President of Scudder Kemper.

         A I M Capital Management, Inc. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as Sub-advisor for the AST AIM International Equity Portfolio and the AST AIM Balanced Portfolio. AIM has acted as an investment advisor since 1986 and, together with its parent, A I M Advisors, Inc., advises or manages over 120 investment portfolios encompassing a broad range of investment objectives. As of June 30, 2000, AIM managed approximately $176.5 billion in assets.


         AIM became the Sub-advisor of the Portfolios on May 4, 1999 upon the resignation of Putnam Investment Management, Inc., the previous Sub-advisor for the Portfolios. (The AST AIM International Portfolio was known as the AST Putnam International Equity Portfolio, and the AST AIM Balanced Portfolio was known as the AST Putnam Balanced Portfolio.)

     AIM uses a team approach to investment management. The members of the team responsible for the management of the AST AIM International Equity Portfolio are
A. Dale Griffin, III, Clas G. Olsson, Barrett K. Sides, and Jason Holzer. The members of the team have managed the Portfolio since AIM became the Portfolio's Sub-Advisor in May 1999 (except for Mr. Holzer, who has been a manager of the Portfolio since October 1999), and all (except for Mr. Holzer) are officers of AIM. Mr. Griffin, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1989. Mr. Olsson, Portfolio Manager, has been associated with AIM and/or its affiliates since 1994. Mr. Sides, Portfolio Manager, has been associated with AIM and/or its affiliates since 1990. Mr. Holzer, Portfolio Manager, has been associated with AIM and/or its affiliates since 1996. From 1994 to 1996, he was an associate with JMB Realty.

     The  members  of the team  responsible  for the  management  of the AST AIM
Balanced Portfolio are Claude C. Cody IV, Robert G. Alley, Craig A. Smith, Meggan M. Walsh and Jan Friedli. The members of the team have managed the Portfolio since AIM became the Portfolio's Sub-advisor in May 1999 (except for Mr. Friedli, who has been a manager of the Portfolio since October 1999), and all (except for Mr. Friedli) are officers of AIM. Mr. Cody, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1992. Mr. Alley, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1992. Mr. Smith, Portfolio Manager, has been associated with AIM and/or its affiliates since 1989. Ms. Walsh, Portfolio Manager, has been associated with AIM and/or its affiliates since 1991. Mr. Friedli, Portfolio Manager, has been associated with AIM and/or its affiliate since 1999. From 1997 to 1999, he was a global fixed-income portfolio manager for Nicholas-Applegate Capital Management, and from 1994 to 1997, he was an international fixed-income trader and analyst for Strong Capital Management.


         Janus Capital Corporation ("Janus"), 100 Fillmore Street, Denver, Colorado 80206-4923, serves as Sub-advisor for the AST Janus Overseas Growth Portfolio, the AST Janus Small-Cap Growth Portfolio, the AST Janus Mid-Cap Growth Portfolio, the AST JanCap Growth Portfolio, and the AST Janus Strategic Value Portfolio. Janus serves as investment advisor to the Janus Funds, as well as advisor or sub-advisor to several other mutual funds and individual, corporate, charitable and retirement accounts. As of June 30, 2000, Janus managed assets worth approximately $304 billion.


     The portfolio manager responsible for management of the AST Janus Overseas Growth Portfolio is Helen Young Hayes, CFA and Laurance Chang, CFA. Ms. Hayes has been managing the Portfolio since its inception, while Mr. Chang has been managing the Portfolio since January 2000. Ms. Hayes is a Vice President of
Janus and joined Janus in 1987. Mr. Chang is a Vice President of Janus and joined Janus in 1993.

     The AST Janus Small-Cap Growth Portfolio is managed by a management team consisting of William H. Bales and Jonathan D. Coleman. Mr. Bales and Mr. Coleman have managed the Portfolio since Janus became the Portfolio's Sub-advisor in January 1999. Mr. Bales has been a Portfolio Manager since 1997 and a research analyst since 1993. He joined Janus in 1991. Mr. Coleman has been a Portfolio Manager with Janus since 1997 and a research analyst since joining Janus in 1994.

         The portfolio manager responsible for management of the AST Janus Mid-Cap Growth Portfolio is Matthew A. Ankrum, CFA. Mr. Ankrum, who has managed the Portfolio since its inception, joined Janus as an intern in June 1996 and became an equity research analyst in August 1997. Prior to joining Janus, Mr. Ankrum worked as a corporate finance analyst at William Blair and Company from 1993 to 1995.

     The portfolio manager responsible for management of the AST JanCap Growth Portfolio is Scott W. Schoelzel. Mr. Schoelzel, a Senior Portfolio Manager at Janus who has managed the Portfolio since August, 1997, joined Janus in January, 1994 as Vice President of Investments.

     The portfolio manager responsible for management of the AST Janus Strategic Value Portfolio is David C. Decker. Mr. Decker has managed the Portfolio since its inception in October 2000. He joined Janus in 1992 as a research analyst and focused on companies in the automotive and defense industries prior to becoming a portfolio manager in 1996.


         American Century Investment Management, Inc. ("American Century") (formerly, Investors Research Corporation), American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, serves as Sub-advisor for the AST American Century International Growth Portfolio, the AST American Century International Growth Portfolio II, the AST American Century Income & Growth Portfolio and the AST American Century Strategic Balanced Portfolio. American Century has been providing investment advisory services to investment companies and institutional clients since 1958. As of June 30, 2000, American Century and its affiliates managed assets totaling approximately $113 billion.


         American Century utilizes a team of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the Portfolios.

         The portfolio manager members of the portfolio team responsible for management of the AST American Century International Growth Portfolio and AST American Century International Growth Portfolio II are Henrik Strabo and Mark S. Kopinski. Henrik Strabo joined American Century in 1993 as an investment analyst, has been a portfolio manager member of the international team since 1994 and has managed the AST American Century International Growth Portfolio since its inception and the AST American Century International Growth Portfolio II since American Century became the Portfolio's Sub-advisor in May 2000. Mark
S. Kopinski, Vice President and Portfolio Manager for American Century, rejoined American Century in April 1997 and has co-managed the AST American Century
International Growth Portfolio since that time and the AST American Century International Growth Portfolio II since American Century became the Portfolio's Sub-advisor. From June 1995 to March 1997, Mr. Kopinski served as Vice President and Portfolio Manager for Federated Investors, Inc. Prior to June 1995, Mr. Kopinski was a Vice President and Portfolio Manager for American Century.

     The portfolio manager members of the portfolio team responsible for the day-to-day management of the AST American Century Income & Growth Portfolio are John Schniedwind, Kurt Borgwardt, Jeffrey R. Tyler and William Martin. Mr. Schniedwind is Senior Vice President and Group Leader -- Quantitative Equity for American Century, and has been with American Century since 1982. Mr. Borgwardt is Vice President, Portfolio Manager and Director of Quantitative Equity Research for American Century, and has been with American Century since 1990. Mr. Tyler, Senior Vice President and Portfolio Manager, joined American Century in 1988. William Martin, Vice President and Senior Portfolio Manager, joined American Century in 1989.

         American Century became the Sub-advisor of the AST American Century Income & Growth Portfolio on May 4, 1999 upon the resignation of Putnam Investment Management, Inc., the previous Sub-advisor for the Portfolio. (The AST American Century Income & Growth Portfolio was known as the AST Putnam Value Growth & Income Portfolio.)

         The portfolio manager members of the team responsible for the day-to-day management of the equity portion of the AST American Century Strategic Balanced Portfolio are the same as the individuals noted above who manage the AST American Century Income & Growth Portfolio. The fixed income portion of the AST American Century Strategic Balanced Portfolio is managed by a team of portfolio managers with expertise in different areas of fixed income investing. The portfolio manager leader of the team responsible for the day-to-day management of the fixed income portion of the Portfolio is Brian Howell. Mr. Howell joined American Century in 1987 as a research analyst and was promoted to his current position as portfolio manager in January 1994.


         Massachusetts Financial Services Company ("MFS"), which is located at 500 Boylston Street, Boston, Massachusetts 02116, serves as Sub-advisor for the AST MFS Global Equity Portfolio, the AST MFS Growth Portfolio, and the AST MFS Growth with Income Portfolio. MFS and its predecessor organizations have a history of money management dating from 1924. As of June 30, 2000, the net assets under the management of the MFS organization were approximately $151.2 billion.


     The portfolio manager responsible for the management of the AST MFS Global Equity Portfolio is David R. Mannheim. Mr. Mannheim, a Senior Vice President of MFS, has managed the Portfolio since its inception and has been employed by MFS in the investment management area since 1988.

     The portfolio managers responsible for the management of the AST MFS Growth Portfolio are Stephen Pesek and Thomas D. Barrett. Mr. Pesek, a Vice President of MFS, has managed the Portfolio since its inception and has been employed by MFS as a portfolio manager since 1994. Mr. Barrett has managed the Portfolio since May 2000 and has been employed by MFS in the investment management area since 1996. Prior to joining MFS, Mr. Barrett had been an Assistant Vice President and Equity Research Analyst with The Boston Company Asset Management, Inc.

     The AST MFS Growth with Income Portfolio is managed by John D. Laupheimer and Mitchell D. Dynan. Both have managed the Portfolio since its inception. Mr. Laupheimer is a Senior Vice President of MFS, and has been employed by MFS in the investment management area since 1981. Mr. Dynan is also a Senior Vice President of MFS, and has been employed by MFS in the investment management area since 1986.


         Federated Investment Counseling ("Federated Investment"), Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, serves as Sub-advisor for the AST Federated Aggressive Growth Portfolio and the AST Federated High Yield Portfolio. Federated was organized in 1989, and Federated and its affiliates serve as investment advisors to a number of investment companies and private accounts. Total assets under management or administration by Federated and its affiliates as of June 30, 2000 was approximately $170 billion.


         Mark E. Durbiano is primarily responsible for the day-to-day management of the AST Federated High Yield Portfolio. Mr. Durbiano, who has managed the Portfolio since it commenced operations in 1994, joined Federated Investment's parent company in 1982 and has been a Senior Vice President of an affiliate of Federated Investment since January 1996.

         The portfolio managers responsible for management of the AST Federated Aggressive Growth Portfolio are Keith J. Sabol, Aash M. Shah and James E. Grefenstette. Each has managed the Portfolio since its inception in October, 2000. Mr. Sabol joined Federated Investment's parent company in 1994. He has been a Portfolio Manager since 1996 and served as an Assistant Vice President of the parent company from January 1997 to July 1998. He has been a Vice President of the parent company since July 1998. Mr. Shah joined Federated Investment's parent company in 1993, has been a Portfolio Manager since 1995, and has been a Vice President of the parent company since January 1997. Mr. Shah served as an Assistant Vice President of the parent company from 1995 through 1996, and as an Investment Analyst from 1993 to 1995. Mr. Grefenstette has been a Senior Vice President of Federated Investment's parent company since January 2000. He served as a Vice President from 1996 through 1999 and was an Assistant Vice President from 1994 until 1996.


         Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302, serves as Sub-advisor for the AST Lord Abbett Small Cap Value Portfolio and the AST Lord Abbett Bond-Debenture Portfolio. Lord Abbett has been an investment manager for over 68 years. As of June 30, 2000, Lord Abbett managed over $33 billion in a family of mutual funds and other advisory accounts.

     Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of the AST Lord Abbett Small Cap Value Portfolio and the AST Lord Abbett Bond-Debenture Portfolio. Robert P. Fetch, Partner of Lord Abbett, heads the team for the AST Lord Abbett Small Cap Value Portfolio, and Gregory M. Macosko is the other member of the team. Mr. Fetch, who has managed the Portfolio since its inception, joined Lord Abbett as a Portfolio Manager in August, 1995. Mr. Macosko joined Lord Abbett in 1996; before that, he was an Equity Analyst with Quest Advisory Services from 1991 to 1996.

     Christopher J. Towle, Partner of Lord Abbett, heads the management team for the AST Lord Abbett Bond-Debenture Portfolio, the other senior members of which include Richard Szaro, Michael Goldstein and Thomas Baade, and all have managed the Portfolio since its inception. Towle and Szaro have been with Lord Abbett since 1988 and 1983, respectively. Mr. Goldstein has been with Lord Abbett since 1997. Before joining Lord Abbett, Mr. Goldstein was a bond trader for Credit Suisse BEA Associates from August 1992 through April 1997. Mr. Baade joined Lord Abbett in 1998; prior to that he was a credit analyst with Greenwich Street Advisors.



         GAMCO Investors, Inc., ("GAMCO") with principal offices located at One Corporate Center, Rye, New York 10580-1434, serves as Sub-advisor to the AST Gabelli Small-Cap Growth Portfolio and the AST Gabelli All-Cap Value Portfolio. GAMCO managed approximately $9.6 billion in assets as of June 30, 2000 and is a wholly owned subsidiary of Gabelli Asset Management Inc.


         Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of the AST Gabelli Small-Cap Value Portfolio and the AST Gabelli All-Cap Value Portfolio. Mr. Gabelli has been Chief Executive Officer and Chief Investment Officer of GAMCO and its predecessor since the predecessor's inception in 1978.


         Fred Alger Management, Inc. ("Alger"), One World Trade Center, Suite 9333, New York, New York 10048, serves as Sub-advisor for the AST Alger Mid-Cap Growth Portfolio, the AST Alger All-Cap Growth Portfolio and the AST Alger
Growth Portfolio. Alger has been an investment advisor since 1964, and as of June 30, 2000 managed mutual fund and other assets totaling approximately $21.2 billion.


         The portfolio managers responsible for the management of the AST Alger Mid-Cap Growth Portfolio and the AST Alger Growth Portfolio are David Alger and Ron Tartaro. Both have managed these Portfolios since their inception. Mr. Alger has been employed by Alger since 1971 and served as Executive Vice President and Director of Research prior to being named President in 1995. Mr. Tartaro has been employed by Alger since 1990 as a senior research analyst until 1995 and as a Senior Vice President since 1995.

         The portfolio managers responsible for the management of the AST Alger All-Cap Growth Portfolio are David Alger and Seilai Khoo. Mr. Alger has managed the Portfolio since its inception, while Ms. Khoo has been managing the Portfolio since June 2000. Mr. Alger has been employed by Alger since 1971 and served as Executive Vice President and Director of Research prior to being named President in 1995. Ms. Khoo has been employed by Alger since 1989, and has been a Senior Vice President and Portfolio Manager since 1995.


         Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, New York, NY 10158, serves as sub-advisor for the AST Neuberger Berman Mid-Cap Growth Portfolio and the AST Neuberger Berman Mid-Cap Value Portfolio. NB Management and its predecessor firms have specialized in the management of mutual funds since 1950. Neuberger Berman, LLC, an affiliate of NB Management, acts as a principal broker in the purchase and sale of portfolio securities for the Portfolios for which it serves as Sub-advisor, and provides NB Management with certain assistance in the management of the Portfolios without added cost to the Portfolios or ASISI. NB Management and its affiliates manage securities accounts, including mutual funds, that had approximately $54.4 billion of assets as of June 30, 2000.


         Jennifer K. Silver and Brooke A. Cobb have been primarily responsible for the day-to-day management of the AST Neuberger Berman Mid-Cap Growth Portfolio since NB Management became the Portfolio's Sub-advisor in May 1998. Ms. Silver is Director of the Neuberger Berman Growth Equity Group, and both she and Mr. Cobb are Vice Presidents of NB Management. Prior to joining NB Management in 1997, Ms. Silver was a portfolio manager for several large mutual funds managed by a prominent investment adviser. Prior to joining NB Management, Mr. Cobb was the chief investment officer for an investment advisory firm managing individual accounts from 1995 to 1997 and, from 1992 to 1995, a portfolio manager of a large mutual fund managed by a prominent adviser.

     The portfolio managers responsible for the day-to-day management of the AST Neuberger Berman Mid-Cap Value Portfolio are Robert I. Gendelman and S. Basu Mullick. Mr. Gendelman has been managing the Portfolio since NB Management became the Portfolio's Sub-advisor in May 1998, and Mr. Mullick has been managing the Portfolio since October 1998. Mr. Gendelman has been with NB Management since 1994, where he is currently a Vice President. Mr. Mullick has been a Vice President of NB Management since October 1998. From 1993 to 1998, Mr. Mullick was a portfolio manager for a prominent investment adviser.


         Kinetics Asset Management, Inc. ("Kinetics"), 1311 Mamaroneck Avenue, Suite 130, White Plains, New York, 10605, serves as Sub-advisor for the AST Kinetics Internet Portfolio. Kinetics was founded in 1996 and managed assets totaling approximately $1.1 billion as of June 30, 2000.


     The portfolio managers responsible for the management of the Portfolio are Peter B. Doyle and Steven Tuen, CFA. Mr. Doyle, who is the Chief Investment Strategist for the Portfolio, co-founded Kinetics in early 1996 and is the Chairman of its Board of Directors. Mr. Doyle also co-founded and has been a Managing Director of Horizon Asset Management, Inc. since 1994. Mr. Tuen is Co-Portfolio Manager of and Executive Adviser to the Portfolio. Mr. Tuen's primary duties include research and analysis of equity securities for investment. From 1996 to 1999, Mr. Tuen was an Analyst and the Director of Research of IPO Value Monitor, a research service that focuses on initial public offerings. From 1989 to 1996, Mr. Tuen was an Analyst at Bankers Trust Company where he became Portfolio Manager of the Private Banking Group.


     T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, serves as Sub-advisor for the AST T. Rowe Price Natural Resources Portfolio and the AST T. Rowe Price Asset Allocation Portfolio. T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. As of June 30, 2000, the firm and its affiliates managed approximately $179 billion for approximately eight million individual and institutional accounts.


     T. Rowe Price manages each Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program.

     The Investment Advisory Committee for the AST T. Rowe Price Natural Resources Portfolio is composed of the following members: David J. Wallack, Chairman, Charles M. Ober, David M. Lee, Hugh M. Evans III, Richard P. Howard and James A.C. Kennedy. Mr. Wallack joined T. Rowe Price in 1990, is a Vice President of T. Rowe Price and an Investment Analyst for the firm's Equity Research Division and has been Chairman of the Portfolio's Investment Advisory Committee since March 1997.

     The Investment Advisory Committee for the AST T. Rowe Price Asset Allocation Portfolio is composed of the following members: Edmund M. Notzon, Chairman, James M. McDonald, Jerome Clark, M. David Testa and Richard T. Whitney. Mr. Notzon joined T. Rowe Price in 1989, has been managing investments since 1991 and has been Chairman of the Portfolio's Investment Advisory Committee since the Portfolio's inception.


         Alliance Capital Management L.P. ("Alliance"), 1345 Avenue of the Americas, New York, NY 10105, serves as Sub-advisor for the AST Alliance Growth Portfolio and AST Alliance Growth and Income Portfolio. Alliance is a leading international investment adviser supervising client accounts with assets as of June 30, 2000 totaling more than $387.7 billion (of which more than $185 billion represented assets of investment companies).


         Alfred Harrison and James G. Reilly have been the individuals primarily responsible for the management of the AST Alliance Growth Portfolio since Alliance became the Portfolio's Sub-advisor in May 2000. Mr. Harrison is Vice Chairman of Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, and has been associated with Alliance since 1978. Mr. Reilly is Executive Vice President of ACMC and has been associated with Alliance since 1984.

         Paul Rissman and Frank Caruso have been primarily responsible for the management of the AST Alliance Growth and Income Portfolio since Alliance became the Portfolio's Sub-advisor in May 2000. Mr. Rissman has been Senior Vice President of ACMC since 1994 and has been associated with Alliance since 1989. Mr. Caruso is a Senior Vice President of ACMC and has been associated with Alliance since 1994.

         Marsico Capital Management, LLC ("Marsico Capital"), 1200 17th Street, Suite 1300, Denver, CO 80202, serves as Sub-advisor for the AST Marsico Capital Growth Portfolio. Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital, has had primary responsibility for management of the Portfolio since its inception. Prior to forming Marsico Capital in September, 1997, Mr. Marsico served as Executive Vice President and Portfolio Manager at Janus Capital Corporation ("Janus"). Mr. Marsico joined Janus in March, 1986. As of June 30, 2000, Marsico Capital managed approximately $15.5 billion in assets.


         Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), 757 Third Avenue, New York, New York 10017, acts as the Sub-advisor for the AST Cohen & Steers Realty Portfolio. Cohen & Steers is the leading U.S. manager of portfolios dedicated to investments in real estate investment trusts ("REITS"). As of June 30, 2000, Cohen & Steers managed approximately $4.3 billion in assets.

         Robert H. Steers, Chairman, and Martin Cohen, President formed Cohen & Steers in 1986 and have been responsible for the day-to-day management of the AST Cohen & Steers Realty Portfolio since its inception.

     Sanford C. Bernstein & Co., Inc. ("Bernstein"), 767 Fifth Avenue, New York, New York 10153, serves as Sub-advisor for the AST Sanford Bernstein Managed Index 500 Portfolio. Founded in 1967, Bernstein had approximately $81 billion in assets under management as of June 30, 2000.


         Day-to-day investment management decisions for the Portfolio will be made by Bernstein's Investment Policy Group for Structured Equities, which is chaired by Steven Pisarkiewicz. Mr. Pisarkiewicz joined Bernstein in 1989 and assumed his current position as Chief Investment Officer for Structured Equity Services in 1998. Mr. Pisarkiewicz and the Investment Policy Group for Structured Equities have managed the Portfolio since Bernstein became the Portfolio's Sub-advisor in May, 2000.

         INVESCO Funds Group, Inc. ("INVESCO"), 7800 East Union Avenue, P.O. Box 173706, Denver, Colorado 80217-3706, serves as Sub-advisor for the AST INVESCO Equity Income Portfolio. INVESCO was established in 1932. AMVESCAP PLC, the parent of INVESCO, is one of the largest independent investment management businesses in the world and managed approximately $389 billion of assets as of June 30, 2000.

     The portfolio managers responsible for management of the Portfolio are Charles P. Mayer and Donovan J. (Jerry) Paul. Mr. Mayer has served as Co-Manager of the Portfolio since April, 1993. Mr. Mayer began his investment career in 1969 and is now a director and senior vice president of INVESCO. From 1993 to 1994, he was vice president of INVESCO. Mr. Paul has served as Co-Manager of the Portfolio since May 1994. Mr. Paul entered the investment management industry in 1976, and has been a senior vice president of INVESCO since 1994. From 1993 to 1994, he was president of Quixote Investment Management, Inc.




     T. Rowe Price International, Inc. ("T. Rowe International"), 100 East Pratt Street, Baltimore, Maryland 21202, serves as Sub-advisor for the AST T. Rowe Price Global Bond Portfolio. T. Rowe International is a wholly-owned subsidiary of T. Rowe Price and the successor of Rowe Price-Fleming International, Inc., a joint venture in which T. Rowe Price was a participant that was founded in 1979.
T. Rowe International is one of the world's largest international mutual fund asset managers with approximately $39.2 billion under management as of June 30, 2000 in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore, Buenos Aires and Paris.


         The Portfolio has an investment advisory group that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program. The advisory group consists of Christopher Rothery, William T. Reynolds, Daniel O. Shackelford, and Michael Conelius. Christopher Rothery joined T. Rowe International in 1994 and has 12 years of experience managing multi-currency fixed-income portfolios. William T. Reynolds, CFA, CIC, is Director of T. Rowe Price's Fixed Income Division and joined the firm in 1981. Daniel O. Shackelford, CFA joined T. Rowe Price in 1999; prior to that he was the Principal and Head of Fixed Income for Investment Counselors of Maryland. Michael Conelius joined T. Rowe International in 1995. Prior to that, he had been with T. Rowe Price since 1988.


         Pacific Investment Management Company LLC ("PIMCO"), 840 Newport Center Drive, Suite 300, Newport Beach, California 92660 serves as Sub-advisor for the AST PIMCO Total Return Bond Portfolio and the AST PIMCO Limited Maturity Bond Portfolio. PIMCO is an investment counseling firm founded in 1971 and, as of June 30, 2000, had approximately $199 billion of assets under management.


         The portfolio manager responsible for management of the AST PIMCO Total Return Bond Portfolio and the AST PIMCO Limited Maturity Bond Portfolio is William H. Gross. Mr. Gross is managing director of PIMCO has been associated with the firm since 1971, and has managed each Portfolio since their respective commencement of operations.

     J.P. Morgan Investment Management Inc. ("J.P. Morgan"), with principal offices at 522 Fifth Avenue, New York, New York 10036, serves as Sub-advisor for the AST Money Market Portfolio. J.P. Morgan and its affiliates offer a wide range of services to governmental, institutional, corporate and individual customers, and act as investment advisor to individual and institutional clients with combined assets under management of approximately $370 billion as of June 30, 2000. J.P. Morgan has managed investments for clients since 1913, and has managed short-term fixed income assets since 1969.

Fees and Expenses:

         Investment Management Fees. ASISI receives a fee, payable each month, for the performance of its services. ASISI pays each Sub-advisor a portion of such fee for the performance of the Sub-advisory services at no additional cost to any Portfolio. The Investment Management fee for each Portfolio will differ, reflecting the differing objectives, policies and restrictions of each Portfolio. Each Portfolio's fee is accrued daily for the purposes of determining the sale and redemption price of the Portfolio's shares. The fees paid to ASISI for the fiscal year ended December 31, 1999 by each Portfolio that was in operation for that entire fiscal year, stated as a percentage of the Portfolio's average daily net assets, were as follows:

Portfolio:                                                                               Annual Rate:


AST Founders Passport Portfolio:                                                             1.00%
AST AIM International Equity Portfolio:                                                      0.87%
AST Janus Overseas Growth Portfolio:                                                         1.00%
AST American Century International Growth Portfolio:                                         1.00%
AST American Century International Growth Portfolio II:                                      1.00%
AST Janus Small-Cap Growth Portfolio:                                                        0.90%
AST Kemper Small-Cap Growth Portfolio:                                                       0.95%
AST Lord Abbett Small Cap Value Portfolio:                                                   0.95%
AST Gabelli Small-Cap Value Portfolio:                                                       0.90%
AST Neuberger Berman Mid-Cap Growth Portfolio:                                               0.85%
AST Neuberger Berman Mid-Cap Value Portfolio:                                                0.82%
AST Gabelli All-Cap Value Portfolio:                                                         0.95%
AST T. Rowe Price Natural Resources Portfolio:                                               0.90%
AST Alliance Growth Portfolio:                                                               1.00%
AST Marsico Capital Growth Portfolio:                                                        0.90%
AST JanCap Growth Portfolio:                                                                 0.87%
AST Cohen & Steers Realty Portfolio:                                                         1.00%
AST Sanford Bernstein Managed Index 500 Portfolio:                                           0.60%
AST American Century Income & Growth Portfolio:                                              0.75%
AST Alliance Growth and Income Portfolio:                                                    0.75%
AST INVESCO Equity Income Portfolio:                                                         0.75%
AST AIM Balanced Portfolio:                                                                  0.74%
AST American Century Strategic Balanced Portfolio:                                           0.85%
AST T. Rowe Price Asset Allocation Portfolio:                                                0.85%
AST T. Rowe Price Global Bond Portfolio:                                                     0.80%
AST Federated High Yield Portfolio:                                                          0.75%
AST PIMCO Total Return Bond Portfolio:                                                       0.65%
AST PIMCO Limited Maturity Bond Portfolio:                                                   0.65%
AST Money Market Portfolio:                                                                  0.45%

         The investment management fee rate for the AST Scudder Japan Portfolio, which had not commenced operations prior to the date of this Prospectus, is an annual rate of 1.00% of the average daily net assets of the Portfolio. The investment management fee rate for the AST MFS Global Equity Portfolio, which commenced operations during 1999, is an annual rate of 1.00% of the average daily net assets of the Portfolio. The investment management fee rate for the AST Federated Aggressive Growth Portfolio, which had not commenced operations prior to the date of this Prospectus, is an annual rate of .95% of the average daily net assets of the Portfolio. The investment management fee rate for the AST Janus Mid-Cap Growth Portfolio, which commenced operations in May 2000, is an annual rate of 1.00% of the average daily net assets of the Portfolio. The investment management fee rate for the AST Alger Mid-Cap Growth Portfolio, which had not commenced operations prior to the date of this Prospectus, is an annual rate of .80% of the average daily net assets of the Portfolio. The investment management fee rate for the AST Alger All-Cap Growth Portfolio, which commenced operations in January 2000, is an annual rate of .95% of the average daily net assets of the Portfolio. The investment management fee rate for the AST Gabelli All-Cap Value Portfolio, which had not commenced operations prior to the date of this Prospectus, is an annual rate of .95% of the average daily net assets of the Portfolio. The investment management fee rate for the AST Kinetics Internet Portfolio, which had not commenced operations prior to the date of this Prospectus, is an annual rate of 1.00% of the average daily net assets of the Portfolio. The investment management fee rate for the AST MFS Growth Portfolio, which commenced operations during 1999, is an annual rate of .90% of the average daily net assets of the Portfolio. The investment management fee rate for the AST Alger Growth Portfolio, which had not commenced operations prior to the date of this Prospectus, is an annual rate of .75% of the average daily net assets of the Portfolio. The investment management fee rate for the AST Janus Strategic Value Portfolio, which had not commenced operations prior to the date of this Prospectus, is an annual rate of 1.00% of the average daily net assets of the Portfolio. The investment management fee rate for the AST MFS Growth with Income Portfolio, which commenced operations during 1999, is an annual rate of .90% of the average daily net assets of the Portfolio. The investment management fee rate for the AST Lord Abbett Bond-Debenture Portfolio, which had not commenced operations prior to the date of this Prospectus, is an annual rate of .80% of the average daily net assets of the Portfolio.


         For more information about investment management fees, including voluntary fee waivers and the fee rates applicable at various asset levels, and the fees payable by ASISI to each of the Sub-advisors, please see the Trust's SAI under "Investment Advisory and Other Services."

         Other Expenses. In addition to Investment Management fees, each Portfolio pays other expenses, including costs incurred in connection with the maintenance of its securities law registrations, printing and mailing prospectuses and statements of additional information to shareholders, certain office and financial accounting services, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholder meetings. The Trust may also pay Participating Insurance Companies for printing and delivery of certain documents (including prospectuses, semi-annual and annual reports and any proxy materials) to holders of variable annuity contracts and variable life insurance policies whose assets are invested in the Trust. Expenses not directly attributable to any specific Portfolio or Portfolios are allocated on the basis of the net assets of the Portfolios.

         Distribution Plan. The Trust has adopted a Distribution Plan (the "Distribution Plan") under Rule 12b-1 under the Investment Company Act of 1940 to permit American Skandia Marketing, Inc. ("ASM"), an affiliate of ASISI, to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolios. Under the Distribution Plan, transactions for the purchase and sale of securities for a Portfolio may be directed to certain brokers for execution ("clearing brokers") who have agreed to pay part of the brokerage commissions received on these transactions to ASM for "introducing" transactions to the clearing broker. In turn, ASM will use the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to dealers. No Portfolio will pay any new fees or charges resulting from the Distribution Plan, nor is it expected that the brokerage commissions paid by a Portfolio will increase as the result of implementation of the Distribution Plan.

TAX MATTERS:

         Each Portfolio intends to distribute substantially all its net investment income. Dividends from investment income are expected to be declared and distributed annually (except in the case of the AST Money Market Portfolio, where dividends will be declared daily and paid monthly), although the Trustees of the Trust may decide to declare dividends at other intervals. Similarly, any net realized long- and short-term capital gains of each Portfolio will be declared and distributed at least annually either during or after the close of the Portfolio's fiscal year. Distributions will be made to the various separate accounts of the Participating Insurance Companies and to qualified plans (not to holders of variable insurance contracts or to plan participants) in the form of additional shares (not in cash). The result is that the investment performance of the Portfolios, either in the form of dividends or capital gains, will be reflected in the value of the variable contracts or the qualified plans.

         Holders of  variable  annuity  contracts  or  variable  life  insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders, and plan participants should consult any applicable plan documents for information on the federal income tax consequences to such participants. In addition, variable contract owners and qualified plan participants may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Portfolios' financial performance for the past five years (or, for Portfolios that have not been in operation for five years, since their inceptions). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost in a Portfolio. Except for the financial information for the period ended June 30, 2000, which is unaudited, the information has been audited by Deloitte & Touche LLP, the Trust's independent auditors. The report of the independent auditors, along with the Portfolios' financial statements, are included in the annual reports of the separate accounts funding the variable annuity contracts and variable life insurance policies, which are available without charge upon request to the Trust at One Corporate Drive, Shelton, Connecticut or by calling (800) 752-6342. No financial information is included for the AST Scudder Japan Portfolio, AST Federated Aggressive Growth Portfolio, AST Alger Mid-Cap Growth Portfolio, AST Gabelli All-Cap Value Portfolio, AST Kinetics Internet Portfolio, AST Alger Growth Portfolio, AST Janus Strategic Value Portfolio and the AST Lord Abbett Bond-Debenture Portfolio, which had not commenced operations prior to October 23, 2000.


                                                          INCREASE (DECREASE) FROM
                                                           INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                            ----------------------------------------------------------------------------------------

                               NET ASSET       NET                                                                         NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET                     VALUE
                   PERIOD      BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL           END
PORTFOLIO          ENDED        OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
---------          -----        ---------      ------     -----------   ----------   ------      -----     -------------   ---------
AST AIM            06/30/00**   $34.23         $0.27      $(3.29)      $(3.02)       $(0.07)    $(4.26)      $(4.33)        $26.88
International      12/31/99      22.67          0.05        13.36         13.41         --       (1.85)        (1.85)        34.23
Equity***          12/31/98      21.29          0.20         3.81         4.01        (0.67)     (1.96)       (2.63)         22.67
                   12/31/97      19.22          0.36         2.96         3.32        (0.30)     (0.95)       (1.25)         21.29
                   12/3196       18.20          0.16         1.55         1.71        (0.32)     (0.37)       (0.69)         19.22
                   12/31/95      17.61          0.14         1.44         1.58            --     (0.99)       (0.99)         18.20

AST Alliance       06/30/00**   $23.50         $0.12      $(0.93)      $(0.81)       $(0.23)    $(2.65)      $(2.88)        $19.81
Growth and Income+ 12/31/99      21.68          0.23         3.04         3.27        (0.25)     (1.20)       (1.45)         23.50
                   12/31/98      20.53          0.25         2.23         2.48        (0.25)     (1.08)       (1.33)         21.68
                   12/31/97      17.17          0.24         3.76         4.00        (0.23)     (0.41)       (0.64)         20.53
                   12/31/96      14.98          0.23         2.48         2.71        (0.17)     (0.35)       (0.52)         17.17
                   12/31/95      12.00          0.16         3.22         3.38        (0.20)     (0.20)       (0.40)         14.98

AST JanCap Growth  06/30/00**   $55.21       $(0.10)      $(3.45)      $(3.55)       $(0.07)    $(4.45)      $(4.52)        $47.14
                   12/31/99      37.00          0.05        19.65        19.70            --     (1.49)       (1.49)         55.21
                   12/31/98      23.15          0.04        15.10        15.14        (0.08)     (1.21)       (1.29)         37.00
                   12/31/97      18.79          0.06         5.16         5.22        (0.05)     (0.81)       (0.86)         23.15
                   12/31/96      15.40          0.02         4.19         4.21        (0.02)     (0.80)       (0.82)         18.79
                   12/31/95      11.22          0.06         4.18         4.24        (0.06)         --       (0.06)         15.40

AST Money Market   06/30/00**    $1.00       $0.0263  $        --      $0.0263     $(0.0263)$       --     $(0.0263)         $1.00
                   12/31/99       1.00        0.0449       0.0001       0.0450      (0.0449)   (0.0001)     (0.0450)          1.00
                   12/31/98       1.00        0.0502       0.0002       0.0504      (0.0502)   (0.0002)     (0.0504)          1.00
                   12/31/97       1.00        0.0507       0.0002       0.0509      (0.0507)   (0.0002)     (0.0509)          1.00
                   12/31/96       1.00        0.0492       0.0005       0.0497      (0.0492)   (0.0005)     (0.0497)          1.00
                   12/31/95       1.00        0.0494           --       0.0494      (0.0494)        --      (0.0494)          1.00

AST Neuberger      06/30/00**   $13.32         $0.02        $0.62        $0.64       $(0.04)    $(0.05)      $(0.09)        $13.87
Berman             12/31/99      13.16          0.10         0.60         0.70        (0.24)     (0.30)       (0.54)         13.32
Mid-Cap Value++    12/31/98      15.15          0.21       (0.52)        (0.31)       (0.36)     (1.32)       (1.68)         13.16
                   12/31/97      12.83          0.32         2.87         3.19        (0.36)     (0.51)       (0.87)         15.15
                   12/31/96      11.94          0.36         0.97         1.33        (0.44)         --       (0.44)         12.83
                   12/31/95       9.87          0.40         2.09         2.49        (0.42)         --       (0.42)         11.94

AST AIM            06/30/00**   $15.24         $0.16        $0.18        $0.34       $(0.32)    $(1.07)      $(1.39)        $14.19
Balanced+++        12/31/99      14.13          0.32         2.30         2.62        (0.35)     (1.16)       (1.51)         15.24
                   12/31/98      13.64          0.34         1.31         1.65        (0.35)     (0.81)       (1.16)         14.13
                   12/31/97      13.19          0.33         1.85         2.18        (0.31)     (1.42)       (1.73)         13.64
                   12/31/96      12.53          0.32         1.02         1.34        (0.25)     (0.43)       (0.68)         13.19
                   12/31/95      10.49          0.26         2.06         2.32        (0.28)         --       (0.28)         12.53
---------------------------------------------------------------------------------------------------------------------------

(1) Annualized.
* For 1999 and 2000, includes commissions received by American Skandia Marketing, Inc. under the Trust's Distribution Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
** Unaudited.
*** From October 15, 1996 to May 4, 1999, Putnam Investment Management, Inc. served as Sub-advisor to the AST AIM International Equity Portfolio (formerly, the AST Putnam International Equity Portfolio). Prior to October 15, 1996, Seligman Henderson Co. served as Sub-advisor to the Portfolio. A I M Capital Management, Inc. has served as Sub-advisor to the Portfolio since May 4, 1999.
+ Prior to May 1, 2000, Lord, Abbett & Co. served as Sub-advisor to the AST Alliance Growth and Income Portfolio (formerly, the AST Lord Abbett Growth and Income Portfolio). Alliance Capital Management L.P. has served as Sub-advisor to the Portfolio since May 1, 2000.
++ Prior to May 1, 1998, Federated Investment Counseling served as Sub-advisor to the AST Neuberger Berman Mid-Cap Value Portfolio (formerly, the Federated Utility Income Portfolio). Neuberger Berman Management, Inc. has served as Sub-advisor to the Portfolio since May 1, 1998.
+++ From October 15, 1996 to May 4, 1999, Putnam Investment Management, Inc. served as Sub-advisor to the AST AIM Balanced Portfolio (formerly, the AST Putnam Balanced Portfolio). Prior to October 15, 1996, Phoenix Investment Counsel, Inc. served as Sub-advisor to the Portfolio. A I M Capital Management, Inc. has served as Sub-advisor to the Portfolio since May 4, 1999.













                                                                            RATIOS OF EXPENSES
               SUPPLEMENTAL DATA                                           TO AVERAGE NET ASSETS*
    --------------------------------------------                   ----------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER         INVESTMENT INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE         (LOSS) TO AVERAGE
RETURN            (IN 000'S)               RATE                  REIMBURSEMENT         REIMBURSEMENT            NET ASSETS
------            ----------               ----                  -------------         -------------            ----------
(10.35%)         $755,595                    44%                    1.18%(1)              1.18%(1)                 1.59%(1)
64.13%            770,512                   159%                    1.18%                 1.18%                    0.18%
20.10%            497,461                   117%                    1.13%                 1.13%                    0.69%
18.15%            412,270                   116%                    1.15%                 1.15%                    1.04%
9.65%             346,211                   124%                    1.16%                 1.26%                    0.88%
10.00%            268,056                    59%                    1.17%                 1.27%                    0.88%

(2.22%)        $1,480,249                    86%                    1.10%(1)              1.12%(1)                 1.18%(1)
16.09%          1,498,306                    69%                    0.92%                 0.94%                    1.09%
12.48%          1,181,909                    78%                    0.91%                 0.91%                    1.32%
23.92%            936,986                    41%                    0.93%                 0.93%                    1.60%
18.56%            530,497                    43%                    0.97%                 0.97%                    1.92%
28.91%            288,749                    50%                    0.99%                 0.99%                    2.50%

(7.24%)        $5,905,963                    16%                    1.01%(1)              1.05%(1)                (0.40%)(1)
55.01%          5,923,778                    35%                    1.00%                 1.04%                    0.12%
68.26%          3,255,658                    42%                    1.02%                 1.04%                    0.16%
28.66%          1,511,602                    94%                    1.07%                 1.08%                    0.24%
28.36%            892,324                    79%                    1.10%                 1.10%                    0.25%
37.98%            431,321                   113%                    1.12%                 1.12%                    0.51%

 2.66%         $1,844,396                    N/A                    0.60%(1)              0.65%(1)                 5.29%(1)
 4.60%          2,409,157                    N/A                    0.60%                 0.65%                    4.52%
 5.14%            967,733                    N/A                    0.60%                 0.66%                    4.99%
 5.18%            759,888                    N/A                    0.60%                 0.69%                    5.06%
 5.08%            549,470                    N/A                    0.60%                 0.71%                    4.87%
 5.05%            344,225                    N/A                    0.60%                 0.72%                    5.38%

 4.95%           $677,747                    92%                    1.23%(1)              1.23%(1)                 0.29%(1)
 5.67%            664,383                   176%                    1.13%                 1.13%                    0.39%
(2.33%)           271,968                   208%                    1.05%                 1.05%                    1.83%
26.42%            201,143                    91%                    0.90%                 0.90%                    3.34%
11.53%            123,138                    81%                    0.93%                 0.93%                    3.14%
26.13%            107,399                    71%                    0.93%                 0.93%                    4.58%

 2.03%           $591,036                    33%                    0.97%(1)              0.97%(1)                 2.49%(1)
20.85%            499,571                   154%                      1.00%                 1.00%                  2.37%
12.86%            409,335                   139%                      1.00%                 1.00%                  2.55%
18.28%            357,591                   170%                      1.03%                 1.03%                  2.81%
11.23%            286,479                   276%                      0.94%                 0.94%                  2.66%
22.60%            255,206                   161%                      0.94%                 0.94%                  3.28%

---------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS

PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                            INCREASE (DECREASE) FROM

                                                          INCREASE (DECREASE) FROM
                                                           INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                            ----------------------------------------------------------------------------------------

                               NET ASSET       NET                                                                         NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET                     VALUE
                   PERIOD      BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL           END
PORTFOLIO          ENDED        OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
---------          -----        ---------      ------     -----------   ----------   ------      -----     -------------   ---------
AST Federated         06/30/00** $11.92        $0.55         $(0.81)     $(0.26)    $(1.16)    $   --        (1.16)        $10.50
High Yield            12/31/99    12.65         1.03          (0.77)       0.26      (0.91)     (0.08)       (0.99)         11.92
                      12/31/98    13.11         0.91          (0.57)       0.34      (0.76)     (0.04)       (0.80)         12.65
                      12/31/97    12.13         0.75           0.83        1.58      (0.54)     (0.06)       (0.60)         13.11
                      12/31/96    11.14         0.56           0.90        1.46      (0.47)        --       (0.47)          12.13
                      12/31/95     9.69         0.38           1.46        1.84      (0.39)        --       (0.39)          11.14

AST T. Rowe Price     06/30/00** $18.86        $0.24     $     --        $(0.45)     $(0.18)    $(0.63)      $(0.63)        $18.47
Asset Allocation      12/31/99    17.47         0.44         1.32           1.76      (0.36)     (0.01)       (0.37)         18.86
                      12/31/98    15.13         0.35         2.38           2.73      (0.33)     (0.06)       (0.39)         17.47
                      12/31/97    13.27         0.33         2.03           2.36      (0.26)     (0.24)       (0.50)         15.13
                      12/31/96    12.01         0.27         1.28           1.55      (0.25)     (0.04)       (0.29)         13.27
                      12/31/95     9.94         0.26         2.02           2.28      (0.21)         --       (0.21)         12.01

AST PIMCO Total       06/30/00** $10.99        $0.32        $0.10          $0.42     $(0.60) $       --      $(0.60)        $10.81
Return Bond           12/31/99    12.02         0.58       (0.71)         (0.13)      (0.52)     (0.38)       (0.90)         10.99
                      12/31/98    11.72         0.49         0.56           1.05      (0.51)     (0.24)       (0.75)         12.02
                      12/31/97    11.11         0.48         0.58           1.06      (0.45)         --       (0.45)         11.72
                      12/31/96    11.34         0.46       (0.10)           0.36      (0.28)     (0.31)       (0.59)         11.11
                      12/31/95     9.75         0.25         1.55           1.80      (0.21)         --       (0.21)         11.34

AST INVESCO Equity    06/30/00** $18.65        $0.18        $0.04          $0.22     $(0.36)    $(1.40)      $(1.76)        $17.11
Income                12/31/99    17.50         0.36         1.61           1.97      (0.32)     (0.50)       (0.82)         18.65
                      12/31/98    16.51         0.31         1.81           2.12      (0.32)     (0.81)       (1.13)         17.50
                      12/31/97    13.99         0.31         2.84           3.15      (0.26)     (0.37)       (0.63)         16.51
                      12/31/96    12.50         0.27         1.79           2.06      (0.24)     (0.33)       (0.57)         13.99
                      12/31/95     9.75         0.25         2.65           2.90      (0.15)         --       (0.15)         12.50

AST Janus Small-Cap   06/30/00** $42.61      $(0.10)      $(6.41)        $(6.51)     $    --    $(4.01)      $(4.01)        $32.09
Growth***             12/31/99    17.61       (0.03)        25.03          25.00          --         --           --         42.61
                      12/31/98    17.81       (0.08)         0.73           0.65          --     (0.85)       (0.85)         17.61
                      12/31/97    16.80       (0.05)         1.06           1.01          --         --           --         17.81
                      12/31/96    14.25       (0.03)         2.85           2.82          --     (0.27)       (0.27)         16.80
                      12/31/95    10.84       (0.04)         3.54           3.50      (0.09)         --       (0.09)         14.25

AST American Century  06/30/00** $16.67      $(0.01)      $(1.17)        $(1.18)     $(0.03)    $(1.64)      $(1.67)        $13.82
International         12/31/99    13.39        0.06         3.95           4.01       (0.09)     (0.64)        (0.73)        16.67
 Growth II+           12/31/98    12.09         0.08         1.59           1.67      (0.14)     (0.23)       (0.37)         13.39
                      12/31/97    12.07         0.09         0.08           0.17      (0.07)     (0.08)       (0.15)         12.09
                      12/31/96    10.65         0.06         1.44           1.50      (0.08)         --       (0.08)         12.07
                      12/31/95     9.62         0.07         0.99           1.06      (0.01)     (0.02)       (0.03)         10.65

AST T. Rowe Price     06/30/00**  $9.60        $0.17      $(0.51)        $(0.34)     $(0.15) $       --      $(0.15)         $9.11
Global Bond++         12/31/99    11.46         0.33       (1.25)         (0.92)      (0.71)     (0.23)       (0.94)          9.60
                      12/31/98    10.11         0.52         0.94           1.46      (0.03)     (0.08)       (0.11)         11.46
                      12/31/97    10.90         0.20       (0.57)         (0.37)      (0.16)     (0.26)       (0.42)         10.11
                      12/31/96    10.60         0.23         0.38           0.61      (0.14)     (0.17)       (0.31)         10.90
                      12/31/95     9.68         0.31         0.75           1.06      (0.14)         --       (0.14)         10.60

---------------------------------------------------------------------------------------------------------------------------

* For 1999 and 2000, includes commissions received by American Skandia Marketing, Inc. under the Trust's Distribution Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan". ** Unaudited.

*** Prior to January 1, 1999, Founders Asset Management LLC served as Sub-advisor to the AST Janus Small-Cap Growth Fund (formerly, the Founders Capital Appreciation Portfolio). Janus Capital Corporation has served as Sub-advisor to the Portfolio since January 1, 1999.

+ Prior to May 1, 2000, Rowe Price-Fleming International, Inc. served as Sub-advisor to the AST American Century International Growth Portfolio II (formerly, the AST T. Rowe Price International Equity Portfolio). American Century Investment Management, Inc. has served as Sub-advisor to the Portfolio since May 1, 2000.

++ Prior to May 1, 2000, the AST T. Rowe Price Global Bond Portfolio was known as the AST T. Rowe Price International Bond Portfolio.


                                                                            RATIOS OF EXPENSES
               SUPPLEMENTAL DATA                                           TO AVERAGE NET ASSETS*
    --------------------------------------------                   ----------------------------------
                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER         INVESTMENT INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE         (LOSS) TO AVERAGE
RETURN            (IN 000'S)               RATE                  REIMBURSEMENT         REIMBURSEMENT            NET ASSETS
------            ----------               ----                  -------------         -------------            ----------
(2.35%)            $604,610                 13%                     0.95%(1)             0.95%(1)              10.14%(1)
 2.00%              623,788                 39%                     0.94%                0.94%                  9.09%
 2.61%              595,680                 36%                     0.95%                0.95%                  8.64%
13.59%              434,420                 28%                     0.98%                0.98%                  8.83%
13.58%              205,262                 43%                     1.03%                1.03%                  8.02%
19.57%               83,692                 30%                     1.11%                1.11%                  8.72%

 1.44%             $438,344                 17%                     1.07%(1)             1.07%(1)               2.60%(1)
10.28%              447,542                 17%                     1.07%                1.07%                  2.65%
18.36%              344,197                  8%                     1.09%                1.09%                  2.70%
18.40%              213,075                 10%                     1.13%                1.13%                  2.95%
13.14%              120,149                 31%                     1.20%                1.20%                  3.02%
23.36%               59,399                 18%                     1.25%                1.29%                  3.53%

 3.97%           $1,133,405                 155%                    0.82%(1)             0.82%(1)               6.17%(1)
(1.09%)           1,005,763                 227%                    0.82%                0.82%                  5.46%
 9.46%              896,497                 231%                    0.83%                0.83%                  5.24%
 9.87%              572,100                 320%                    0.86%                0.86%                  5.56%
 3.42%              360,010                 403%                    0.89%                0.89%                  5.38%
18.78%              225,335                 124%                    0.89%                0.89%                  5.95%

 1.88%           $1,145,436                  33%                    0.95%(1)             0.95%(1)               2.21%(1)
11.74%            1,048,064                  76%                    0.93%                0.93%                  2.10%
13.34%              831,482                  67%                    0.93%                0.93%                  2.17%
23.33%              602,105                  73%                    0.95%                0.95%                  2.54%
17.09%              348,680                  58%                    0.98%                0.98%                  2.83%
30.07%              176,716                  89%                    0.98%                0.98%                  3.34%

(18.05%)         $1,052,163                  53%                    1.05%(1)             1.05%(1)               (0.50%)(1)
141.96%           1,443,211                 116%                    1.08%                1.08%                  (0.46%)
  3.49%             285,847                 100%                    1.12%                1.12%                  (0.53%)
  6.01%             278,258                  77%                    1.13%                1.13%                  (0.32%)
 20.05%             220,068                  69%                    1.16%                1.16%                  (0.38%)
 32.56%              90,460                  68%                    1.22%                1.22%                  (0.28%)

 (7.95%)           $453,284                 102%                    1.26%(1)             1.26%(1)               0.06%(1)
 31.95%             516,824                  29%                    1.26%                1.26%                  0.47%
 14.03%             472,161                  32%                    1.25%                1.25%                  0.60%
  1.36%             464,456                  19%                    1.26%                1.26%                  0.71%
 14.17%             402,559                  11%                    1.30%                1.30%                  0.84%
 11.09%             195,667                  17%                    1.33%                1.33%                  1.03%

 (3.53%)           $136,272                 108%                    1.12%(1)             1.12%(1)               4.00%(1)
 (8.33%)            138,144                 106%                    1.11%                1.11%                  3.51%
 14.72%             147,973                 136%                    1.11%                1.11%                  4.78%
 (3.42%)            130,408                 173%                    1.11%                1.11%                  4.73%
  5.98%              98,235                 241%                    1.21%                1.21%                  5.02%
 11.10%              45,602                 325%                    1.53%                1.53%                  6.17%

---------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS

PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          INCREASE (DECREASE) FROM
                                                           INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                            ----------------------------------------------------------------------------------------

                               NET ASSET       NET                                                                         NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET                     VALUE
                   PERIOD      BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL           END
PORTFOLIO          ENDED        OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
---------          -----        ---------      ------     -----------   ----------   ------      -----     -------------   ---------
AST Neuberger Berman  06/30/00** $24.03         $0.01       $3.11          $3.12   $      --     $(0.62)      $(0.62)       $26.53
Mid-Cap Growth***     12/31/99    17.26        (0.11)        8.21           8.10          --      (1.33)       (1.33)        24.03
                      12/31/98    16.61        (0.05)        3.31           3.26      (0.01)      (2.60)       (2.61)        17.26
                      12/31/97    14.39          0.01        2.36           2.37      (0.02)      (0.13)       (0.15)        16.61
                      12/31/96    12.40          0.01        2.01           2.02      (0.03)          --       (0.03)        14.39
                      12/31/95     9.97          0.04        2.40           2.44      (0.01)          --       (0.01)        12.40

AST Founders Passport 06/30/00** $24.63       $(0.01)     $(0.80)        $(0.81)  $       --     $(4.55)      $(4.55)       $19.27
                      12/31/99    13.04        (0.07)       11.72          11.65      (0.03)      (0.03)       (0.06)        24.63
                      12/31/98    11.78          0.05        1.24           1.29      (0.03)          --       (0.03)        13.04
                      12/31/97    11.63          0.03        0.21           0.24      (0.08)      (0.01)       (0.09)        11.78
                      12/31/96    10.33          0.09        1.24           1.33      (0.03)          --       (0.03)        11.63
                      12/31/95(2) 10.00          0.03        0.30           0.33          --          --           --        10.33

AST T. Rowe Price     06/30/00** $13.16         $0.10       $0.87          $0.97     $(0.14)  $       --      $(0.14)       $13.99
Natural Resources     12/31/99    11.97          0.14        2.67           2.81      (0.18)      (1.44)       (1.62)        13.16
                      12/31/98    14.57          0.19      (1.78)         (1.59)      (0.14)      (0.87)       (1.01)        11.97
                      12/31/97    14.47          0.14        0.35           0.49      (0.07)      (0.32)       (0.39)        14.57
                      12/31/96    11.11          0.05        3.35           3.40      (0.02)      (0.02)       (0.04)        14.47
                      12/31/95(2) 10.00          0.04        1.07           1.11          --          --           --        11.11

AST PIMCO Limited     06/30/00** $10.84         $0.36     $(0.05)          $0.31     $(0.62)   $      --      $(0.62)       $10.53
Maturity Bond         12/31/99    11.08          0.59      (0.22)           0.37      (0.61)          --       (0.61)        10.84
                      12/31/98    11.02          0.56        0.03           0.59      (0.53)          --       (0.53)        11.08
                      12/31/97    10.81          0.55        0.22           0.77      (0.56)          --       (0.56)        11.02
                      12/31/96    10.47          0.56      (0.15)           0.41      (0.05)      (0.02)       (0.07)        10.81
                      12/31/95(2) 10.00          0.05        0.42           0.47          --          --           --        10.47

AST Alliance Growth+  06/30/00** $18.95       $(0.02)       $2.02          $2.00  $       --     $(1.56)      $(1.56)       $19.39
                      12/31/99    16.07        (0.07)        4.85           4.78          --      (1.90)       (1.90)        18.95
                      12/31/98    12.62        (0.10)        3.55           3.45          --          --           --        16.07
                      12/31/97    10.99        (0.05)        1.68           1.63          --          --           --        12.62
                      12/31/96(3) 10.00        (0.01)        1.00           0.99          --          --           --        10.99

AST Janus Overseas    06/30/00** $25.10         $0.02     $(0.76)        $(0.74)     $(0.13)     $(0.18)      $(0.31)       $24.05
Growth                12/31/99    13.74        (0.03)       11.39          11.36          --          --           --        25.10
                      12/31/98    11.87          0.04        1.88           1.92      (0.05)          --       (0.05)        13.74
                      12/31/97(4) 10.00          0.02        1.85           1.87          --          --           --        11.87

AST American Century  06/30/00** $15.65         $0.03     $(0.67)        $(0.64)     $(0.08)     $(0.88)      $(0.96)       $14.05
Income & Growth++     12/31/99    13.47          0.09        2.84           2.93      (0.11)      (0.64)       (0.75)        15.65
                      12/31/98    12.23          0.11        1.38           1.49      (0.07)      (0.18)       (0.25)        13.47
                      12/31/97(4) 10.00          0.07        2.16           2.23          --          --           --        12.23

AST American Century  06/30/00** $15.30         $0.15     $(0.10)          $0.05     $(0.23)     $(0.88)      $(1.11)       $14.24
Strategic Balanced    12/31/99    13.66          0.20        1.56           1.76      (0.12)          --       (0.12)        15.30
                      12/31/98    11.34          0.11        2.29           2.40      (0.08)          --       (0.08)        13.66
                      12/31/97(4) 10.00          0.11        1.23           1.34          --          --           --        11.34

---------------------------------------------------------------------------------------------------------------------------

(1) Annualized.
(2) Commenced operations on May 2, 1995.
(3) Commenced operations on May 2, 1996.
(4) Commenced operations on January 2, 1997.
* For 1999 and 2000, includes commissions received by American Skandia Marketing, Inc. under the Trust's Distribution Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
** Unaudited.
*** Prior to May 1, 1998, Berger Associates, Inc. served as Sub-advisor to the AST Neuberger Berman Mid-Cap Growth Portfolio (formerly, the Berger Capital Growth Portfolio). Neuberger Berman Management Inc. has served as Sub-advisor to the Portfolio since May 1, 1998.
+ From December 31, 1998 to April 30, 2000, OppenheimerFunds, Inc. served as Sub-advisor to the AST Alliance Growth Portfolio (formerly, the AST Oppenheimer Large-Cap Growth Portfolio). Prior to December 31, 1998, Robertson Stephens & Company Investment Management, L.P. served as Sub-advisor to the Portfolio. Alliance Capital Management L.P. has served as Sub-advisor to the Portfolio since May 1, 2000.
++ Prior to May 4, 1999, Putnam Investment Management, Inc. served as Sub-advisor to the AST American Century Income & Growth Portfolio (formerly, the AST Putnam Value Growth and Income Portfolio). American Century Investment Management, Inc. has served as Sub-advisor to the Portfolio since May 4, 1999.


                                                                            RATIOS OF EXPENSES
               SUPPLEMENTAL DATA                                           TO AVERAGE NET ASSETS*
    --------------------------------------------                   ----------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER         INVESTMENT INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE         (LOSS) TO AVERAGE
RETURN            (IN 000'S)               RATE                  REIMBURSEMENT         REIMBURSEMENT            NET ASSETS
------            ----------               ----                  -------------         -------------            ----------

   12.75%             $765,447              55%                         1.08%(1)             1.08%(1)             (0.55)%(1)
   51.37%              394,325             148%                         1.13%                1.13%                (0.71%)
   20.65%              261,792             228%                         1.07%                1.07%                (0.34%)
   16.68%              185,050             305%                         0.99%                0.99%                0.07%
   16.34%              136,247             156%                         1.01%                1.01%                0.24%
   24.42%               45,979              84%                         1.17%                1.17%                0.70%

   (9.83%)            $340,163             264%                         1.22%(1)             1.22%(1)              (0.16)%(1)
   89.71%              217,397             309%                         1.29%                1.29%                (0.54%)
   10.92%              119,997              46%                         1.30%                1.30%                0.32%
    2.03%              117,938              73%                         1.35%                1.35%                0.43%
   12.91%              117,643             133%                         1.36%                1.36%                1.25%
    3.30%               28,455               4%                         1.46%(1)             1.46%(1)             0.94%(1)

    7.50%             $119,158              61%                         1.25%(1)             1.25%(1)             1.35%(1)
   28.11%              102,225              72%                         1.16%                1.16%                1.11%
  (11.83%)              74,126              55%                         1.16%                1.16%                1.14%
    3.39%              111,954              44%                         1.16%                1.16%                0.98%
   30.74%               88,534              31%                         1.30%                1.30%                1.08%
   11.10%                9,262               2%                         1.35%(1)             1.80%(1)             1.28%(1)

    3.04%             $389,721              34%                         0.86%(1)             0.86%(1)             5.96%(1)
    3.37%              406,604             178%                         0.86%                0.86%                5.51%
    5.72%              349,707             263%                         0.86%                0.86%                5.70%
    7.46%              288,642              54%                         0.88%                0.88%                5.71%
    3.90%              209,013             247%                         0.89%                0.89%                5.69%
    4.70%              161,940             205%                         0.89%(1)             0.89%(1)             4.87%(1)

   10.40%             $444,107              91%                         1.22%(1)             1.22%(1)             (0.50%)(1)
   33.91%              364,454             316%                         1.11%                1.11%                (0.50%)
   27.34%              300,924             252%                         1.22%                1.22%                (0.70%)
   14.83%              235,648             219%                         1.23%                1.23%                (0.59%)
    9.90%              48,790              77%                         1.33%(1)             1.33%(1)              (0.56%)(1)

   (3.16%)          $1,540,152              56%                         1.17%(1)             1.18%(1)             0.33%(1)
   82.68%            1,551,045              76%                         1.23%                1.23%                (0.18%)
   16.22%              607,206              97%                         1.27%                1.27%                0.32%
   18.70%              255,705              94%                         1.35%(1)             1.35%(1)             0.36%(1)

   (3.71%)            $478,761              29%                         0.94%(1)             0.94%(1)             0.70%(1)
   22.98%              360,630             125%                         0.98%                0.98%                0.86%
   12.27%              189,871              87%                         1.00%                1.00%                1.05%
   22.30%              117,438              81%                         1.23%(1)             1.23%(1)             1.24%(1)

    0.71%             $225,392              64%                         1.09%(1)             1.09%(1)             2.22%(1)
   12.97%              216,748             104%                         1.10%                1.10%                1.93%
   21.29%               91,043              95%                         1.16%                1.13%                1.68%
   13.40%               28,947              76%                         1.25%(1)             1.35%(1)             2.02%(1)

---------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS

PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          INCREASE (DECREASE) FROM
                                                           INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                            ----------------------------------------------------------------------------------------

                               NET ASSET       NET                                                                         NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET                     VALUE
                   PERIOD      BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL           END
PORTFOLIO          ENDED        OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
---------          -----        ---------      ------     -----------   ----------   ------      -----     -------------   ---------
AST American Century    06/30/00** $22.40      $0.04        $(1.36)        $(1.32)$      --       $(0.82)     $(0.82)       $20.26
International Growth    12/31/99    13.66      (0.04)         8.88           8.84        --        (0.10)      (0.10)        22.40
                        12/31/98    11.52       0.03          2.12           2.15    (0.01)           --      (0.01)         13.66
                        12/31/97(4) 10.00      (0.03)         1.55           1.52        --           --          --         11.52

AST T. Rowe Price Small 06/30/00** $11.39       $0.05        $1.40          $1.45   $(0.07)       $(0.63)     $(0.70)       $12.14
Company Value           12/31/99    11.44        0.08        (0.03)          0.05    (0.10)            --      (0.10)        11.39
                        12/31/98    12.88        0.09        (1.42)         (1.33)    (0.05)        (0.06)      (0.11)       11.44
                        12/31/97(4) 10.00        0.06         2.82           2.88       --            --          --         12.88

AST Marsico Capital     06/30/00** $21.63      $(0.01)      $(1.40)        $(1.41) $    --         $(0.52)    $(0.52)       $19.70
Growth                  12/31/99    14.20       (0.03)        7.48           7.45    (0.01)        (0.01)      (0.02)        21.63
                        12/31/98    10.03          --         4.17           4.17       --            --          --         14.20
                        12/31/97(5) 10.00        0.01         0.02           0.03        --           --         --          10.03

AST Cohen & Steers      06/30/00**  $8.36       $0.14        $0.70          $0.84   $(0.28)        $  --      $(0.28)       $8.92
Realty                  12/31/99     8.41        0.33        (0.15)          0.18    (0.23)           --       (0.23)        8.36
                        12/31/98(6) 10.00        0.28        (1.87)         (1.59)       --           --          --         8.41

AST Lord Abbett         06/30/00** $10.87      $   --        $1.29          $1.29     $1.29     $      --  $       --       $12.16
Small-Cap Value         12/31/99     9.99       (0.03)        0.91           0.88        --            --          --        10.87
                        12/31/98(6) 10.00       (0.01)          --          (0.01)       --            --          --         9.99

AST Sanford Bernstein   06/30/00** $14.96      $0.05       $(0.47)        $(0.42)   $(0.08)       $(0.95)     $(1.03)       $13.51
Managed Index 500***    12/31/99    12.78       0.08         2.56           2.64     (0.06)        (0.40)      (0.46)        14.96
                        12/31/98(6) 10.00       0.06         2.72           2.78        --            --          --         12.78

AST Kemper Small-Cap    06/30/00** $15.59     $(0.03)       $0.79          $0.76    $   --        $(0.89)     $(0.89)       $15.46
Growth                  12/31/99(7) 10.00      (0.05)        5.64           5.59        --            --          --         15.59

AST MFS Global Equity   06/30/00** $11.03     $ 0.04        $0.06          $0.10   $(0.01)       $(0.01)     $ (0.02)       $11.11
                        12/31/99(8) 10.00       0.01         1.02           1.03        --            --          --         11.03

AST MFS Growth          06/30/00** $11.30      $0.01        $0.35          $0.36$       --    $       --     $    --        $11.66
                        12/31/99(8) 10.00       0.01         1.29           1.30        --            --          --         11.30

AST MFS                 06/30/00** $10.52      $0.03        $0.08          $0.11   $(0.01)    $       --     $ (0.01)       $10.62
Growth with Income      12/31/99(8) 10.00       0.01         0.51           0.52        --            --          --         10.52

AST Alger All-Cap    06/30/00**(9) $10.00      $  --       $(1.23)        $(1.23)  $     --    $      --   $      --        $8.77
Growth

AST Janus Mid-Cap    06/30/00(10) $10.00      $ 0.02        $0.15          $0.17$       --     $      --    $     --       $10.17
Growth


---------------------------------------------------------------------------------------------------------------------------

(1) Annualized.
(4) Commenced operations on January 2, 1997.
(5) Commenced operations on December 22, 1997.
(6) Commenced operations on January 2, 1998.
(7) Commenced operations on January 4, 1999.
(8) Commenced operations on October 18, 1999.
(9) Commenced operations on December 31, 1999.
(10) Commenced operations on May 1, 2000.
* For 1999 and 2000, includes commissions received by American Skandia Marketing, Inc. under the Trust's Distribution Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".

** Unaudited.

*** Prior to May 1, 2000, Bankers Trust Company served as Sub-advisor to the AST Sanford Bernstein Managed Index 500 Portfolio (formerly, the AST Bankers Trust Managed Index 500 Portfolio). Sanford C. Bernstein & Co. has served as Sub-advisor to the Portfolio since May 1, 2000.

                                                                            RATIOS OF EXPENSES
               SUPPLEMENTAL DATA                                           TO AVERAGE NET ASSETS*
    --------------------------------------------                   ----------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER         INVESTMENT INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE         (LOSS) TO AVERAGE
RETURN            (IN 000'S)               RATE                  REIMBURSEMENT         REIMBURSEMENT            NET ASSETS
------            ----------               ----                  -------------         -------------            ----------
  (6.40%)         $301,870                   54%                        1.32%(1)             1.32%(1)                0.11%(1)
   65.20%          154,226                  112%                        1.50%                1.50%                  (0.32%)
   18.68%           77,733                  220%                        1.65%                1.65%                   0.10%
   15.10%           33,125                  171%                        1.75%(1)             1.75%(1)               (0.58%)(1)

   13.62%         $302,755                   15%                        1.12%(1)             1.12%(1)                0.84%(1)
    0.58%          261,493                   26%                        1.11%                1.11%                   0.64%
  (10.53%)         304,072                   10%                        1.11%                1.11%                   0.93%
   28.80%          199,896                    7%                        1.16%(1)             1.16%(1)                1.20%(1)

  (6.67%)       $1,908,574                   61%                        1.05%(1)             1.06%(1)                (0.21)%(1)
   52.58%        1,723,736                  115%                        1.08%                1.08%                   (0.25%)
   41.59%          594,966                  213%                        1.11%                1.11%                    0.16%
     0.30%           7,299                    --                        1.00%(1)             1.00%(1)                 3.62%(1)

   10.57%          $89,986                   34%                        1.31%(1)             1.31%(1)                4.97%(1)
    2.26%           56,697                   51%                        1.27%                1.27%                   4.95%
  (16.00%)          33,025                   18%                        1.30%(1)             1.30%(1)                5.02%(1)

   11.87%         $123,878                   36%                        1.17%(1)             1.17%(1)               (0.29)%(1)
     8.81%          74,192                   85%                        1.24%                1.24%                  (0.36%)
   (0.10%)          41,788                   58%                        1.31%(1)             1.31%(1)               (0.21%)(1)

  (2.47%)         $725,914                   78%                        0.73%(1)             0.73%(1)                0.78%(1)
   21.23%          633,567                  101%                        0.79%                0.77%                   0.74%
   27.90%          289,551                  162%                        0.80%(1)             0.86%(1)                1.07%(1)

     4.27%      $1,084,319                   65%                        1.12%(1)             1.12%(1)               (0.65%)(1)
   55.90%          841,984                  133%                        1.14%(1)             1.14%(1)               (0.67%)(1)

     0.80%         $12,203                   35%                        1.20%(1)             1.20%(1)                1.48%(1)
   10.40%            1,291                  142%                        1.75%(1)             2.11%(1)                0.75%(1)

     3.21%         $38,168                  102%                        1.02%(1)             1.02%(1)                0.22%(1)
   13.00%            4,868                   60%                        1.35%(1)             1.35%(1)                0.76%(1)


     1.05%         $34,668                   28%                        1.04%(1)             1.04%(1)                0.63%(1)
     5.20%           8,757                    6%                        1.23%(1)             1.23%(1)                1.45%(1)

   (12.30%)       $238,798                   53%                      1.23%(1)             1.23%(1)                0.00%(1)

     1.70%         $33,664                    5%                      1.26%(1)             1.26%(1)                1.76%(1)

---------------------------------------------------------------------------------------------------------------------------

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         The following is a description of certain securities and investment methods that the Portfolios may invest in or use, and certain of the risks associated with such securities and investment methods. The primary investment focus of each Portfolio is described above under "Investment Objective and Policies" and an investor should refer to that section to obtain information about each Portfolio. In general, whether a particular Portfolio may invest in a specific type of security or use an investment method is described above or in the Company's SAI under "Investment Programs of the Funds." As noted below, however, certain risk factors and investment methods apply to all or most of the Portfolios.

DERIVATIVE INSTRUMENTS:

         To the extent permitted by the investment objectives and policies of a Portfolio, a Portfolio may invest in securities and other instruments that are commonly referred to as "derivatives." For instance, a Portfolio may purchase and write (sell) call and put options on securities, securities indices and foreign currencies, enter into futures contracts and use options on futures contracts, and enter into swap agreements with respect to foreign currencies, interest rates, and securities indices. In general, derivative instruments are securities or other instruments whose value is derived from or related to the value of some other instrument or asset.

         There are many types of derivatives and many different ways to use them. Some derivatives and derivative strategies involve very little risk, while others can be extremely risky and can lead to losses in excess of the amount invested in the derivative. A Portfolio may use derivatives to hedge against changes in interest rates, foreign currency exchange rates or securities prices, to generate income, as a low cost method of gaining exposure to a particular securities market without investing directly in those securities, or for other reasons.

         The use of these strategies involves certain special risks, including the risk that the price movements of derivative instruments will not correspond exactly with those of the investments from which they are derived. In addition, strategies involving derivative instruments that are intended to reduce the risk of loss can also reduce the opportunity for gain. Furthermore, regulatory requirements for a Portfolio to set aside assets to meet its obligations with respect to derivatives may result in a Portfolio being unable to purchase or sell securities when it would otherwise be favorable to do so, or in a Portfolio needing to sell securities at a disadvantageous time. A Portfolio may also be unable to close out its derivatives positions when desired. There is no assurance that a Portfolio will engage in derivative transactions. Certain derivative instruments and some of their risks are described in more detail below.

         Options. Most of the Portfolios may purchase or write (sell) call or put options on securities, financial indices or currencies. The purchaser of an option on a security or currency obtains the right to purchase (in the case of a call option) or sell (in the case of a put option) the security or currency at a specified price within a limited period of time. Upon exercise by the purchaser, the writer (seller) of the option has the obligation to buy or sell the underlying security at the exercise price. An option on a securities index is similar to an option on an individual security, except that the value of the option depends on the value of the securities comprising the index, and all settlements are made in cash.

         A Portfolio will pay a premium to the party writing the option when it purchases an option. In order for a call option purchased by a Portfolio to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and other transaction costs. Similarly, in order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and other transaction costs.

         Generally, the Portfolios will write call options only if they are covered (i.e., the Fund owns the security subject to the option or has the right to acquire it without additional cost). By writing a call option, a Portfolio assumes the risk that it may be required to deliver a security for a price lower than its market value at the time the option is exercised. Effectively, a Portfolio that writes a covered call option gives up the opportunity for gain above the exercise price should the market price of the underlying security increase, but retains the risk of loss should the price of the underlying security decline. A Portfolio will write call options in order to obtain a return from the premiums received and will retain the premiums whether or not the options are exercised, which will help offset a decline in the market value of the underlying securities. A Portfolio that writes a put option likewise receives a premium, but assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

         A Portfolio may sell an option that it has previously purchased prior to the purchase or sale of the underlying security. Any such sale would result in a gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the option. A Portfolio may terminate an option it has written by entering into a closing purchase transaction in which it purchases an option of the same series as the option written.

         Futures Contracts and Related Options. Each Portfolio (except the AST Alger Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, the AST Alger Growth Portfolio, the AST INVESCO Equity Income Portfolio, the AST Federated High Yield Portfolio, the AST Lord Abbett Bond-Debenture Portfolio and the AST Money Market Portfolio) may enter into financial futures contracts and related options. The seller of a futures contract agrees to sell the securities or currency called for in the contract and the buyer agrees to buy the securities or currency at a specified price at a specified future time. Financial futures contracts may relate to securities indices, interest rates or foreign currencies. Futures contracts are usually settled through net cash payments rather than through actual delivery of the securities underlying the contract. For instance, in a stock index futures contract, the two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value when the contract expires and the price specified in the contract. A Portfolio may use futures contracts to hedge against movements in securities prices, interest rates or currency exchange rates, or as an efficient way to gain exposure to these markets.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract at the exercise price at any time during the life of the option. The writer of the option is required upon exercise to assume the opposite position.

         Under regulations of the Commodity Futures Trading Commission ("CFTC"), no Portfolio will:

         (i) purchase or sell futures or options on futures contracts or stock indices for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of each Portfolio's net assets; and

         (ii) enter into any futures contracts if the aggregate amount of that Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

         Risks of Options and Futures Contracts. Options and futures contracts can be highly volatile and their use can reduce a Portfolio's performance. Successful use of these strategies requires the ability to predict future movements in securities prices, interest rates, currency exchange rates, and other economic factors. If a Sub-advisor seeks to protect a Portfolio against potential adverse movements in the relevant financial markets using these instruments, and such markets do not move in the predicted direction, the Portfolio could be left in a less favorable position than if such strategies had not been used. A Portfolio's potential losses from the use of futures extends beyond its initial investment in such contracts.

         Among the other  risks  inherent  in the use of options and futures are
(a) the risk of imperfect correlation between the price of options and futures and the prices of the securities or currencies to which they relate, (b) the fact that skills needed to use these strategies are different from those needed to select portfolio securities and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences. With respect to options on stock indices and stock index futures, the risk of imperfect correlation increases the more the holdings of the Portfolio differ from the composition of the relevant index. These instruments may not have a liquid secondary market. Option positions established in the over-the-counter market may be particularly illiquid and may also involve the risk that the other party to the transaction fails to meet its obligations.

FOREIGN SECURITIES:

         Investments in securities of foreign issuers may involve risks that are not present with domestic investments. While investments in foreign securities can reduce risk by providing further diversification, such investments involve "sovereign risks" in addition to the credit and market risks to which securities generally are subject. Sovereign risks includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. In some countries, there may also be the possibility of expropriation or confiscatory taxation, difficulty in enforcing contractual and other obligations, political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

         Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Further, it may be more difficult for the Trust's agents to keep currently informed about corporate actions and decisions that may affect the price of portfolio securities. Brokerage commissions on foreign securities exchanges, which may be fixed, may be higher than in the United States. Settlement of transactions in some foreign markets may be less frequent or less reliable than in the United States, which could affect the liquidity of investments. For example, securities that are traded in foreign markets may trade on days (such as Saturday or Holidays) when a Portfolio does not compute its price or accept purchase or redemption orders. As a result, a shareholder may not be able to act on developments taking place in foreign countries as they occur.

         American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and International Depositary Receipts ("IDRs"). ADRs are U.S. dollar-denominated receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign issuer. ADRs generally are publicly traded in the United States. ADRs are subject to many of the same risks as direct investments in foreign securities, although ownership of ADRs may reduce or eliminate certain risks associated with holding assets in foreign countries, such as the risk of expropriation. EDRs, GDRs and IDRs are receipts similar to ADRs that typically trade in countries other than the United States.

         Depositary receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded as depositary receipts. In unsponsored programs, the issuer may not be directly involved in the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

         Developing Countries. Although none of the Portfolios invest primarily in securities of issuers in developing countries, many of the Funds may invest in these securities to some degree. Many of the risks described above with respect to investing in foreign issuers are accentuated when the issuers are located in developing countries. Developing countries may be politically and/or economically unstable, and the securities markets in those countries may be less liquid or subject to inadequate government regulation and supervision. Developing countries have often experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in these countries to decline. Securities of issuers in developing countries may be more volatile and, in the case of debt securities, more uncertain as to payment of interest and principal. Investments in developing countries may include securities created through the Brady Plan, under which certain heavily-indebted countries have restructured their bank debt into bonds.

         Currency Fluctuations. Investments in foreign securities may be denominated in foreign currencies. The value of a Portfolio's investments denominated in foreign currencies may be affected, favorably or unfavorably, by exchange rates and exchange control regulations. A Portfolio's share price may, therefore, also be affected by changes in currency exchange rates. Foreign currency exchange rates generally are determined by the forces of supply and demand in foreign exchange markets, including perceptions of the relative merits of investment in different countries, actual or perceived changes in interest rates or other complex factors. Currency exchange rates also can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. In addition, a Portfolio may incur costs in connection with conversions between various currencies.

         Foreign Currency Transactions. A Portfolio that invests in securities denominated in foreign currencies will need to engage in foreign currency exchange transactions. Such transactions may occur on a "spot" basis at the exchange rate prevailing at the time of the transaction. Alternatively, a Portfolio may enter into forward foreign currency exchange contracts. A forward contract involves an obligation to purchase or sell a specified currency at a specified future date at a price set at the time of the contract. A Portfolio may enter into a forward contract when it wishes to "lock in" the U.S. dollar price of a security it expects to or is obligated to purchase or sell in the future. This practice may be referred to as "transaction hedging." In addition, when a Portfolio's Sub-advisor believes that the currency of a particular country may suffer or enjoy a significant movement compared to another currency, the Portfolio may enter into a forward contract to sell or buy the first foreign currency (or a currency that acts as a proxy for such currency). This practice may be referred to as "portfolio hedging." In any event, the precise matching of the forward contract amounts and the value of the securities involved generally will not be possible. No Portfolio will enter into a forward contract if it would be obligated to sell an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in or exposed to that currency, or will sell an amount of proxy currency in excess of the value of securities denominated in or exposed to the related currency. The effect of entering into a forward contract on a Portfolio's share price will be similar to selling securities denominated in one currency and purchasing securities denominated in another. Although a forward contract may reduce a Portfolio's losses on securities denominated in foreign currency, it may also reduce the potential for gain on the securities if the currency's value moves in a direction not anticipated by the Sub-advisor. In addition, foreign currency hedging may entail significant transaction costs.

COMMON AND PREFERRED STOCKS:

         Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. (Some of the Sub-advisors consider preferred stocks to be equity securities for purposes of the various Portfolios' investment policies and restrictions, while others consider them fixed income securities.) After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

FIXED INCOME SECURITIES:

         Most of the Portfolios, including the Portfolios that invest primarily in equity securities, may invest to some degree in bonds, notes, debentures and other obligations of corporations and governments. Fixed-income securities are generally subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest and principal payments as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"), which are described in detail in the Appendix to the Company's SAI, provide a generally useful guide as to such credit risk. The lower the rating, the greater the credit risk the rating service perceives to exist with respect to the security. Increasing the amount of Portfolio assets invested in lower-rated securities generally will increase the Portfolio's income, but also will increase the credit risk to which the Portfolio is subject. Market risk relates to the fact that the prices of fixed income securities generally will be affected by changes in the level of interest rates in the markets generally. An increase in interest rates will tend to reduce the prices of such securities, while a decline in interest rates will tend to increase their prices. In general, the longer the maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

         Lower-Rated Fixed Income Securities. Lower-rated high-yield bonds (commonly known as "junk bonds") are those that are rated lower than the four highest categories by a nationally recognized statistical rating organization (for example, lower than Baa by Moody's or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the Sub-advisor. Lower-rated bonds are generally considered to be high risk investments as they are subject to greater credit risk than higher-rated bonds. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated high-yield bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. Because the risk of default is higher in lower-rated bonds, a Sub-advisor's research and analysis tend to be very important ingredients in the selection of these bonds. In addition, the exercise by an issuer of redemption or call provisions that are common in lower-rated bonds may result in their replacement by lower yielding bonds.

         Bonds rated in the four highest ratings categories are frequently referred to as "investment grade." However, bonds rated in the fourth category (Baa or BBB) are considered medium grade and may have speculative characteristics.

MORTGAGE-BACKED SECURITIES:

         Mortgage-backed securities are securities representing interests in "pools" of mortgage loans on residential or commercial real property and that generally provide for monthly payments of both interest and principal, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans (net of fees paid to the issuer or guarantor of the securities). Mortgage-backed securities are frequently issued by U.S. Government agencies or Government-sponsored enterprises, and payments of interest and principal on these securities (but not their market prices) may be guaranteed by the full faith and credit of the U.S. Government or by the agency only, or may be supported by the issuer's ability to borrow from the U.S. Treasury. Mortgage-backed securities created by non-governmental issuers may be supported by various forms of insurance or guarantees.

         Like other fixed-income securities, the value of a mortgage-backed security will generally decline when interest rates rise. However, when interest rates are declining, their value may not increase as much as other fixed-income securities, because early repayments of principal on the underlying mortgages (arising, for example, from sale of the underlying property, refinancing, or foreclosure) may serve to reduce the remaining life of the security. If a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments on some mortgage-backed securities may necessitate that a Portfolio find other investments, which, because of intervening market changes, will often offer a lower rate of return. In addition, the mortgage securities market may be particularly affected by changes in governmental regulation or tax policies.

         Collateralized Mortgage Obligations (CMOs). CMOs are a type of mortgage pass-through security that are typically issued in multiple series with each series having a different maturity. Principal and interest payments from the underlying collateral are first used to pay the principal on the series with the shortest maturity; in turn, the remaining series are paid in order of their maturities. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

         Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are mortgage pass-through securities that have been divided into interest and principal components. "IOs" (interest only securities) receive the interest payments on the underlying mortgages while "POs" (principal only securities) receive the principal payments. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in an IO class of a stripped mortgage-backed security may fail to recoup fully its initial investment, even if the IO class is highly rated or is derived from a security guaranteed by the U.S. Government. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security. Unlike other fixed-income and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

         Asset-backed securities conceptually are similar to mortgage pass-through securities, but they are secured by and payable from payments on assets such as credit card, automobile or trade loans, rather than mortgages. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support or enhancement provided. In addition, asset-backed securities involve prepayment risks that are similar in nature to those of mortgage pass-through securities.

CONVERTIBLE SECURITIES AND WARRANTS:

         Certain of the Portfolios may invest in convertible securities. Convertible securities are bonds, notes, debentures and preferred stocks that may be converted into or exchanged for shares of common stock. Many convertible securities are rated below investment grade because they fall below ordinary debt securities in order of preference or priority on the issuer's balance sheet. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Frequently, convertible securities are callable by the issuer, meaning that the issuer may force conversion before the holder would otherwise choose.

         Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants. The value of warrants may fluctuate more than the value of the securities underlying the warrants. A warrant will expire without value if the rights under such warrant are not exercised prior to its expiration date.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:


         The Portfolios (other than the AST Founders Passport Portfolio, the AST Scudder Japan Portfolio, the AST Kemper Small-Cap Growth Portfolio, the Alger All-Cap Growth Portfolio, the AST Alliance Growth Portfolio, the AST Cohen & Steers Realty Portfolio, the AST Sanford Bernstein Managed Index 500 Portfolio, the AST Alliance Growth and Income Portfolio and the AST Lord Abbett Bond-Debenture Portfolio) may purchase securities on a when-issued, delayed-delivery or forward commitment basis. These transactions generally involve the purchase of a security with payment and delivery due at some time in the future. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. If the seller fails to complete the sale, the Fund may lose the opportunity to obtain a favorable price and yield. While the Portfolios will generally engage in such when-issued, delayed-delivery and forward commitment transactions with the intent of actually acquiring the securities, a Portfolio may sometimes sell such a security prior to the settlement date. The AST Money Market Portfolio will not enter into these commitments if they would exceed 15% of the value of the Fund's total assets less its liabilities other than liabilities created by these commitments.


                  Certain Portfolios may also sell securities on a delayed-delivery or forward commitment basis. If the Portfolio does so, it will not participate in future gains or losses on the security. If the other party to such a transaction fails to pay for the securities, the Portfolio could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

         Subject to guidelines adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities (except for the AST Alger Mid-Cap Growth Portfolio, the AST Alger Growth Portfolio and the AST Money Market Portfolio, which are limited to 10% of net assets, and the AST Sanford Bernstein Managed Index 500 Portfolio, which ordinarily will not invest in illiquid securities). Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

         Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, and well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio's Sub-advisor under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio's investments in Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

         Each Portfolio may enter into repurchase agreements. Repurchase agreements are agreements by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements must be fully collateralized and can be entered into only with well-established banks and broker-dealers that have been deemed creditworthy by the Sub-advisor. Repurchase transactions are intended to be short-term transactions, usually with the seller repurchasing the securities within seven days. Repurchase agreements that mature in more than seven days are subject to a Portfolio's limit on illiquid securities.

         A Portfolio that enters into a repurchase agreement may lose money in the event that the other party defaults on its obligation and the Portfolio is delayed or prevented from disposing of the collateral. A Portfolio also might incur a loss if the value of the collateral declines, and it might incur costs in selling the collateral or asserting its legal rights under the agreement. If a defaulting seller filed for bankruptcy or became insolvent, disposition of collateral might be delayed pending court action.

         The AST Neuberger Berman Mid-Cap Growth Portfolio will not invest more than 25% of its net assets in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS:

         Certain Portfolios (specifically, the AST Janus Overseas Growth Portfolio, the AST Janus Small-Cap Growth Portfolio, the AST Janus Mid-Cap Growth Portfolio, the AST Janus Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, the AST Marsico Capital Growth Portfolio, the AST JanCap Growth Portfolio, the AST Janus Strategic Value Portfolio, the AST PIMCO Total Return Bond Portfolio, the AST PIMCO Limited Maturity Bond Portfolio and the AST Money Market Portfolio) may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio sells a portfolio instrument and agrees to repurchase it at an agreed upon date and price, which reflects an effective interest rate. It may also be viewed as a borrowing of money by the Portfolio and, like borrowing money, may increase fluctuations in a Portfolio's share price. When entering into a reverse repurchase agreement, a Portfolio must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

BORROWING:

         Each Portfolio may borrow money from banks. Each Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should a Portfolio, for any reason, have borrowings that do not meet the above test, such Portfolio must reduce such borrowings so as to meet the necessary test within three business days. Certain Portfolios (the AST Founders Passport Portfolio, the AST AIM International Equity Portfolio, the AST Gabelli Small-Cap Value Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, the AST Gabelli All-Cap Value Portfolio, the AST
T. Rowe Price Natural Resources Portfolio, the AST T. Rowe Price Asset Allocation Portfolio and the AST Money Market Portfolio) will not purchase securities when outstanding borrowings are greater than 5% of the Portfolio's total assets, and the AST AIM Balanced Portfolio will not purchase securities when any borrowings are outstanding. If a Portfolio borrows money, its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

         Each Portfolio may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or others for the purpose of realizing additional income. Voting rights on loaned securities typically pass to the borrower, although a Portfolio has the right to terminate a securities loan, usually within three business days, in order to vote on significant matters or for other reasons. All securities loans will be collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies at least equal in value to the market value of the loaned securities. Nonetheless, lending securities involves certain risks, including the risk that the Portfolio will be delayed or prevented from recovering the collateral if the borrower fails to return a loaned security.

OTHER INVESTMENT COMPANIES:

         The Company has made arrangements with certain money market mutual funds so that the Sub-advisors for the various Portfolios can "sweep" excess cash balances of the Portfolios to those funds for temporary investment purposes. In addition, certain Sub-advisors may invest Portfolio assets in money market funds that they advise or in other investment companies. Mutual funds pay their own operating expenses, and the Portfolios, as shareholders in the money market funds, will indirectly pay their proportionate share of such funds' expenses.

SHORT SALES "AGAINST THE BOX":

         While none of the Portfolios will make short sales generally, the AST AIM International Equity Portfolio, the AST Janus Overseas Growth Portfolio, the AST American Century International Growth Portfolio, the AST American Century International Growth Portfolio II, the AST Janus Small-Cap Growth Portfolio, the AST Janus Mid-Cap Growth Portfolio, the AST Alger Mid-Cap Growth Portfolio, the AST Alger Growth Portfolio, the AST JanCap Growth Portfolio, the AST Janus Strategic Value Portfolio, the AST American Century Income & Growth Portfolio, the AST MFS Growth with Income Portfolio, the AST Gabelli All-Cap Value Portfolio, the AST INVESCO Equity Income Portfolio, the AST American Century Strategic Balanced Portfolio, the AST PIMCO Total Return Bond Portfolio and the AST PIMCO Limited Maturity Bond Portfolio may make short sales "against the box." A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Mailing Address

American Skandia Trust
One Corporate Drive
Shelton, CT 06484

Investment Manager

American Skandia Investment Services, Incorporated
One Corporate Drive

Shelton, CT 06484


Sub-Advisors
A I M Capital Management, Inc.
Alliance Capital Management L.P.
American Century Investment Management, Inc.
Cohen & Steers Capital Management, Inc.
Federated Investment Counseling
Founders Asset Management LLC
Fred Alger Management, Inc.
GAMCO Investors, Inc.
Kinetics Asset Management, Inc.
INVESCO Funds Group, Inc.
Janus Capital Corporation
J.P. Morgan Investment Management Inc.
Lord, Abbett & Co.
Marsico Capital Management, LLC
Massachusetts Financial Services Company
Neuberger Berman Management Inc.
Pacific Investment Management Company LLC
Sanford C. Bernstein & Co., LLC
Scudder Kemper Investments, Inc.
T. Rowe Price Associates, Inc.
T. Rowe Price International, Inc.


Custodians

PFPC Trust Company

Airport Business Center, International Court 2
200 Stevens Drive
Philadelphia, PA 19113

The Chase Manhattan Bank
One Pierrepont Plaza
Brooklyn, NY 11201

Administrator

Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway

Wilmington, DE 19809

Independent Accountants

Deloitte & Touche LLP
Two World Financial Center

New York, NY 10281

Legal Counsel

Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square

Philadelphia, PA 19103

INVESTOR INFORMATION SERVICES:

         Shareholder inquiries should be made by calling (800) 752-6342 or by writing to the American Skandia Trust at One Corporate Drive, Shelton, Connecticut 06484.

         Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number.

         The information in the Trust's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-942-8090. Finally, information about the Trust is available on the EDGAR database on the Commission's Internet site at http://www.sec.gov.

Investment Company Act File No. 811-5186

STATEMENT OF ADDITIONAL INFORMATION                             October 23, 2000


                             AMERICAN SKANDIA TRUST

                 One Corporate Drive, Shelton, Connecticut 06484

--------------------------------------------------------------------------------


American Skandia Trust (the "Trust") is a managed, open-end investment company whose separate portfolios ("Portfolios") are diversified, unless otherwise indicated. The Trust seeks to meet the differing objectives of its Portfolios.
Currently,  these Portfolios are the AST Founders  Passport  Portfolio,  the AST
Scudder Japan Portfolio, the AST AIM International Equity Portfolio, the AST Janus Overseas Growth Portfolio, the AST American Century International Growth Portfolio, the AST American Century International Growth Portfolio II (formerly, the AST T. Rowe Price International Equity Portfolio), the AST MFS Global Equity Portfolio, the AST Janus Small-Cap Growth Portfolio, the AST Kemper Small-Cap Growth Portfolio, the AST Federated Aggressive Growth Portfolio, the AST Lord Abbett Small Cap Value Portfolio, the AST Gabelli Small-Cap Value Portfolio (formerly, the AST T. Rowe Price Small Company Value Portfolio), the AST Janus Mid-Cap Growth Portfolio, the AST Alger Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, the AST Alger All-Cap Growth Portfolio, the AST Gabelli All-Cap Value Portfolio, the AST Kinetics Internet Portfolio, the AST T. Rowe Price Natural Resources Portfolio, the AST Alliance Growth Portfolio (formerly, the AST Oppenheimer Large-Cap Growth Portfolio), the AST MFS Growth Portfolio, the AST Alger Growth Portfolio, the AST Marsico Capital Growth Portfolio, the AST JanCap Growth Portfolio, the AST Janus Strategic Value Portfolio, the AST Cohen & Steers Realty Portfolio, the AST Sanford Bernstein Managed Index 500 Portfolio (formerly, the AST Bankers Trust Managed Index 500 Portfolio), the AST American Century Income & Growth Portfolio, the AST Alliance Growth and Income Portfolio (formerly, the AST Lord Abbett Growth and Income Portfolio), the AST MFS Growth with Income Portfolio, the AST INVESCO Equity Income Portfolio, the AST AIM Balanced Portfolio, the AST American Century Strategic Balanced Portfolio, the AST T. Rowe Price Asset Allocation Portfolio, the AST T. Rowe Price Global Bond Portfolio (formerly, the AST T. Rowe Price International Bond Portfolio), the AST Federated High Yield Portfolio, the AST Lord Abbett Bond-Debenture Portfolio, the AST PIMCO Total Return Bond Portfolio, the AST PIMCO Limited Maturity Bond Portfolio and the AST Money Market Portfolio.

American Skandia Investment Services, Incorporated ("ASISI") is the investment manager ("Investment Manager") for the Trust. Currently, ASISI engages a sub-advisor ("Sub-advisor") for each Portfolio. The Sub-advisor for each Portfolio is as follows: (a) Founders Asset Management LLC: AST Founders Passport Portfolio; (b) Scudder Kemper Investments, Inc.: AST Scudder Japan Portfolio, AST Kemper Small-Cap Growth Portfolio; (c) A I M Capital Management,
Inc.: AST AIM International Equity Portfolio, AST AIM Balanced Portfolio; (d) Janus Capital Corporation: AST Janus Overseas Growth Portfolio, AST Janus Small-Cap Growth Portfolio, AST Janus Mid-Cap Growth Portfolio, AST JanCap Growth Portfolio, AST Janus Strategic Value Portfolio; (e) American Century Investment Management, Inc.: AST American Century International Growth Portfolio, AST American Century Income & Growth Portfolio, AST American Century International Growth Portfolio II, AST American Century Strategic Balanced Portfolio; (f) Massachusetts Financial Services Company: AST MFS Global Equity Portfolio, AST MFS Growth Portfolio, AST MFS Growth with Income Portfolio; (g) Federated Investment Counseling: AST Federated Aggressive Growth Portfolio, AST Federated High Yield Portfolio; (h) Lord, Abbett & Co.: AST Lord Abbett Small Cap Value Portfolio, Lord Abbett Bond-Debenture Portfolio; (i) (j) GAMCO Investors, Inc.; AST Gabelli Small-Cap Value Portfolio, AST Gabelli All-Cap Value Portfolio; (k) Fred Alger Management, Inc.: AST Alger All-Cap Growth Portfolio; (l) Neuberger Berman Management Inc.: AST Neuberger Berman Mid-Cap Value Portfolio, AST Neuberger Berman Mid-Cap Growth Portfolio; (m) Kinetics Asset Management, Inc.: AST Kinetics Internet Portfolio; (n) T. Rowe Price Associates, Inc.: AST T. Rowe Price Natural Resources Portfolio, AST T. Rowe Price Asset Allocation Portfolio; (o) Alliance Capital Management L.P.: AST Alliance Growth Portfolio, AST Alliance Growth and Income Portfolio; (p) Marsico Capital Management, LLC: AST Marsico Capital Growth Portfolio; (q) Cohen & Steers Capital Management, Inc.: AST Cohen & Steers Realty Portfolio; (r) Sanford C. Bernstein & Co., LLC; : AST Sanford Bernstein Managed Index 500 Portfolio; (s) INVESCO Funds Group, Inc.: AST INVESCO Equity Income Portfolio;
(q) T. Rowe Price  International,  Inc.: AST T. Rowe Price Global Bond Portfolio
(t) Pacific Investment Management Company LLC: AST PIMCO Total Return Bond Portfolio, AST PIMCO Limited Maturity Bond Portfolio; and (u) J.P. Morgan Investment Management Inc.: AST Money Market Portfolio.


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Trust's current Prospectus, a copy of which may be obtained by writing the Trust's administrative office at One Corporate Drive, Shelton, Connecticut 06484 or by calling (203) 926-1888.


This Statement relates to the Trust's Prospectus dated October 23, 2000.




                                TABLE OF CONTENTS

Caption                                                                                                        Page


General Information and History...................................................................................3
Investment Objectives and Policies................................................................................3
     AST Founders Passport Portfolio..............................................................................4
     AST Scudder Japan Portfolio.................................................................................10
     AST AIM International Equity Portfolio......................................................................22
     AST Janus Overseas Growth Portfolio.........................................................................28
     AST American Century International Growth Portfolio.........................................................31
     AST American Century International Growth Portfolio II......................................................35
     AST MFS Global Equity Portfolio.............................................................................35
     AST Janus Small-Cap Growth Portfolio........................................................................44
     AST Kemper Small-Cap Growth Portfolio.......................................................................47
     AST Federated Aggressive Growth Portfolio...................................................................50
     AST Lord Abbett Small Cap Value Portfolio...................................................................54
     AST Gabelli Small-Cap Value Portfolio.......................................................................58
     AST Janus Mid-Cap Growth Portfolio..........................................................................66
     AST Alger Mid-Cap Growth Portfolio..........................................................................70
     AST Neuberger Berman Mid-Cap Growth Portfolio...............................................................72
     AST Neuberger Berman Mid-Cap Value Portfolio................................................................78
     AST Alger All-Cap Growth Portfolio..........................................................................84
     AST Gabelli All-Cap Value Portfolio.........................................................................87
     AST Kinetics Internet Portfolio.............................................................................92
     AST T. Rowe Price Natural Resources Portfolio...............................................................94
     AST Alliance Growth Portfolio..............................................................................103
     AST MFS Growth Portfolio...................................................................................107
     AST Alger Growth Portfolio.................................................................................115
     AST Marsico Capital Growth Portfolio.......................................................................118
     AST JanCap Growth Portfolio................................................................................120
     AST Janus Strategic Value Portfolio........................................................................122
     AST Cohen & Steers Realty Portfolio........................................................................126
     AST Sanford Bernstein Managed Index 500 Portfolio..........................................................129
     AST American Century Income & Growth Portfolio.............................................................132
     AST Alliance Growth and Income Portfolio...................................................................137
     AST MFS Growth with Income Portfolio.......................................................................139
     AST INVESCO Equity Income Portfolio........................................................................148
     AST AIM Balanced Portfolio.................................................................................149
     AST American Century Strategic Balanced Portfolio..........................................................155
     AST T. Rowe Price Asset Allocation Portfolio...............................................................159
     AST T. Rowe Price Global Bond Portfolio....................................................................167
     AST Federated High Yield Portfolio.........................................................................176
     AST Lord Abbett Bond-Debenture Portfolio...................................................................178
     AST PIMCO Total Return Bond Portfolio......................................................................178
     AST PIMCO Limited Maturity Bond Portfolio..................................................................191
     AST Money Market Portfolio.................................................................................204
Investment Restrictions.........................................................................................205
Certain Risk Factors and Investment Methods.....................................................................219
Portfolio Turnover..............................................................................................235
Organization and Management of the Trust........................................................................235
Investment Advisory and Other Services..........................................................................239
Brokerage Allocation............................................................................................253
Allocation of Investments.......................................................................................254
Computation of Net Asset Values.................................................................................255
Sale of Shares..................................................................................................255
Description of Shares of the Trust..............................................................................234
Underwriter.....................................................................................................256
Tax Matters.....................................................................................................257
Performance.....................................................................................................257
Custodian.......................................................................................................258
Other Information...............................................................................................261
Financial Statements............................................................................................261
Appendix A Financial Statements for American Skandia Trust......................................................A-1
Appendix B Definition of Certain Debt Securities Ratings........................................................B-1


GENERAL INFORMATION AND HISTORY:

     Prior to May 1, 1992, the Trust was known as the Henderson International Growth Fund, which consisted of only one portfolio. This Portfolio is now known as the AST AIM International Equity Portfolio (formerly, the AST Putnam International Equity Portfolio and the Seligman Henderson International Equity Portfolio). The AST Alliance Growth and Income Portfolio (formerly, the AST Lord Abbett Growth and Income Portfolio) was first offered as of May 1, 1992. The AST JanCap Growth Portfolio and the AST Money Market Portfolio were first offered as of November 4, 1992. The AST Neuberger Berman Mid-Cap Value Portfolio (formerly, the Federated Utility Income Portfolio) and the AST AIM Balanced Portfolio (formerly, the AST Putnam Balanced Portfolio and the AST Phoenix Balanced Asset Portfolio) were first offered as of May 1, 1993. The AST Federated High Yield Portfolio, the AST T. Rowe Price Asset Allocation Portfolio, the AST American Century International Growth Portfolio II (formerly, the AST T. Rowe Price International Equity Portfolio), the AST Janus Small-Cap Growth Portfolio (formerly, the Founders Capital Appreciation Portfolio), the AST INVESCO Equity Income Portfolio and the AST PIMCO Total Return Bond Portfolio were first offered as of December 31, 1993. The AST T. Rowe Price Global Bond Portfolio (formerly, the AST Scudder International Bond Portfolio) was first offered as of May 1, 1994. The AST Neuberger Berman Mid-Cap Growth Portfolio (formerly, the Berger Capital Growth Portfolio) was first offered as of October 19, 1994. The AST Founders Passport Portfolio (formerly, the Seligman Henderson International Small Cap Portfolio), the AST T. Rowe Price Natural Resources Portfolio and the AST PIMCO Limited Maturity Bond Portfolio were first offered as of May 2, 1995. The AST Alliance Growth Portfolio (formerly, the AST Oppenheimer Large-Cap Growth Portfolio and the Robertson Stephens Value + Growth Portfolio) was first offered as of May 2, 1996. The AST Janus Overseas Growth Portfolio, the AST Gabelli Small-Cap Value Portfolio (formerly, the AST T. Rowe Price Small Company Value Portfolio), the AST American Century International Growth Portfolio, the AST American Century Strategic Balanced Portfolio and the AST American Century Income & Growth Portfolio (formerly, the AST Putnam Value Growth & Income Portfolio) were first offered as of January 2, 1997. The AST Marsico Capital Growth Portfolio was first offered as of December 22, 1997. The AST Lord Abbett Small Cap Value Portfolio, the AST Cohen & Steers Realty Portfolio, the AST Stein Roe Venture Portfolio, and the AST Sanford Bernstein Managed Index 500 Portfolio (formerly, the AST Bankers Trust Managed Index 500 Portfolio) were first offered as of January 2, 1998. The AST Kemper Small-Cap Growth Portfolio was first offered as of January 4, 1999. The AST MFS Global Equity Portfolio, the AST MFS Growth Portfolio and the AST MFS Growth with Income Portfolio were first offered as of October 18, 1999. The AST Alger All-Cap Growth Portfolio was first offered as of December 30, 1999. The AST Janus Mid-Cap Growth Portfolio was first offered as of May 1, 2000. The AST Scudder Japan Portfolio, the AST Federated Aggressive Growth Portfolio, the AST Gabelli Small-Cap Value Portfolio, the AST Alger Mid-Cap Growth Portfolio, AST Gabelli All-Cap Value Portfolio, the AST Kinetics Internet Portfolio, the AST Alger Growth Portfolio, the AST Janus Strategic Value Portfolio and the AST Lord Abbett Bond-Debenture Portfolio had not been offered prior to the date of this Prospectus.

INVESTMENT OBJECTIVES AND POLICIES:

     The following information supplements, and should be read in conjunction with, the discussion in the Trust's Prospectus of the investment objective and policies of each Portfolio. The investment objective and supplemental information regarding the investment policies for each of the Portfolios are described below and should be considered separately. Each Portfolio has a different investment objective and certain policies may vary. As a result, the risks, opportunities and return in each Portfolio may differ. There can be no assurance that any Portfolio's investment objective will be achieved. Certain risk factors in relation to various securities and instruments in which the Portfolios may invest are described in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     The investment objective and the investment policies and limitations of each Portfolio, unless otherwise specified, are not "fundamental" policies and may be changed by the Board of Trustees of the Trust without approval of the shareholders of the affected Portfolio. Those investment policies specifically labeled as fundamental, including those described in the "Investment Restrictions" section of this Statement, may not be changed without shareholder approval. Fundamental investment policies of a Portfolio may be changed only with the approval of at least the lesser of (1) 67% or more of the total shares of the Portfolio represented at a meeting at which more than 50% of the outstanding shares of the Portfolio are represented, or (2) a majority of the outstanding shares of the Portfolio.

AST Founders Passport Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek capital appreciation.

Investment Policies:

         Options On Stock Indices and Stocks. An option is a right to buy or sell a security at a specified price within a limited period of time. The Portfolio may write ("sell") covered call options on any or all of its portfolio securities. In addition, the Portfolio may purchase options on securities. The Portfolio may also purchase put and call options on stock indices.

         The Portfolio may write ("sell") options on any or all of its portfolio securities and at such time and from time to time as the Sub-advisor shall determine to be appropriate. No specified percentage of the Portfolio's assets is invested in securities with respect to which options may be written. The extent of the Portfolio's option writing activities will vary from time to time depending upon the Sub-advisor's evaluation of market, economic and monetary conditions.

         When the Portfolio purchases a security with respect to which it intends to write an option, it is likely that the option will be written concurrently with or shortly after purchase. The Portfolio will write an option on a particular security only if the Sub-advisor believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Portfolio to enter into a closing purchase transaction and close out its position. If the Portfolio desires to sell a particular security on which it has written an option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

         The Portfolio may enter into closing purchase transactions to reduce the percentage of its assets against which options are written, to realize a profit on a previously written option, or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

         Options written by the Portfolio will normally have expiration dates between three and nine months from the date written. The exercise prices of options may be below, equal to or above the current market values of the underlying securities at the times the options are written. From time to time for tax and other reasons, the Portfolio may purchase an underlying security for delivery in accordance with an exercise notice assigned to it, rather than delivering such security from its portfolio.

         A stock index measures the movement of a certain group of stocks by assigning relative values to the stocks included in the index. The Portfolio purchases put options on stock indices to protect the portfolio against decline in value. The Portfolio purchases call options on stock indices to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on stock indices also permits greater time for evaluation of investment alternatives. When the Sub-advisor believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on stock indices may eliminate the need to sell less liquid stocks and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Portfolio. Any gain in the price of a call option is likely to be offset by higher prices the Portfolio must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option is likely to be offset by lower prices of stocks owned by the Portfolio.

         The Portfolio may purchase only those put and call options that are listed on a domestic exchange or quoted on the automatic quotation system of the National Association of Securities Dealers, Inc. ("NASDAQ"). Options traded on stock exchanges are either broadly based, such as the Standard & Poor's 500 Stock Index and 100 Stock Index, or involve stocks in a designated industry or group of industries. The Portfolio may utilize either broadly based or market segment indices in seeking a better correlation between the indices and the portfolio.

         Transactions in options are subject to limitations, established by each of the exchanges upon which options are traded, governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are held in one or more accounts. Thus, the number of options the Portfolio may hold may be affected by options held by other advisory clients of the Sub-advisor. As of the date of this Statement, the Sub-advisor believes that these limitations will not affect the purchase of stock index options by the Portfolio.

         One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the Portfolio. Other risks of purchasing options include the possibility that a liquid secondary market may not exist at a time when the Portfolio may wish to close out an option position. It is also possible that trading in options on stock indices might be halted at a time when the securities markets generally were to remain open. In cases where the market value of an issue supporting a covered call option exceeds the strike price plus the premium on the call, the Portfolio will lose the right to appreciation of the stock for the duration of the option. For an additional discussion of options on stock indices and stocks and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts. The Portfolio may enter into futures contracts (or options thereon) for hedging purposes. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM") or brokerage firm which is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

         The acquisition or sale of a futures contract could occur, for example, if the Portfolio held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Portfolio could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Portfolio and thereby prevent the Portfolio's net asset value from declining as much as it otherwise would have. The Portfolio also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique would allow the Portfolio to maintain a defensive position without having to sell portfolio securities.

         Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, the Portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could buy equity securities on the cash market.

         The Portfolio may also enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

         The Portfolio will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. In the case of an option that is "in-the-money," the in-the-money amount may be excluded in computing such 5%. In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put. The Portfolio may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes. As to long positions which are used as part of the Portfolio's strategies and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Portfolio's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

         Unlike the situation in which the Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Instead, the Portfolio is required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Portfolio may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Portfolio, there was a general increase in interest rates, thereby making the Portfolio's securities less valuable. In all instances involving the purchase of financial futures contracts by the Portfolio, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the future contracts, will be deposited in a segregated account with the Portfolio's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Portfolio may elect to close its position by taking an opposite position which will operate to terminate the Portfolio's position in the futures contract.

         Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract were not liquid because of price fluctuation limits or otherwise, the Portfolio would not promptly be able to liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its futures positions also could be impaired. For an additional discussion of futures contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures Contracts. The Portfolio may purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

         A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Foreign Currencies" below. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Portfolio is not fully invested it could buy a call option on a futures contract to hedge against a market advance. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio would be able to buy a put option on a futures contract to hedge the Portfolio against the risk of falling prices. For an additional discussion of options on futures contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risks Factors and Investment Methods."

         Options on Foreign Currencies. The Portfolio may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated would reduce the U.S. dollar value of such securities, even if their value in the foreign currency remained constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio could buy put options on the foreign currency. If the value of the currency declines, the Portfolio would have the right to sell such currency for a fixed amount in U.S. dollars and would thereby offset, in whole or in part, the adverse effect on the Portfolio which otherwise would have resulted. Conversely, when a rise is projected in the U.S. dollar value of a currency in which securities to be acquired are denominated, thereby increasing the cost of such securities, the Portfolio could buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Securities and Exchange Commission (the "SEC"), as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

         Risk Factors of Investing in Futures and Options. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, and options on securities indices, securities, and foreign currencies draws upon skills and experience which are different from those needed to select the other instruments in which the Portfolio invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Portfolio may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Portfolio as the possible loss of the entire premium paid for an option bought by the Portfolio and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Portfolio will be able to use those instruments effectively for the purposes set forth above.

         In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be affected adversely by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume. For an additional discussion of certain risks involved in investing in futures and options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Foreign Securities. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments. For a discussion of certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Forward Contracts for Purchase or Sale of Foreign Currencies. The Portfolio generally conducts its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When the Portfolio purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Portfolio generally will not enter into forward contracts with a term greater than one year. In this manner, the Portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Portfolio will not speculate in forward contracts.

         Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), the Portfolio may enter into a forward contract to sell, for a fixed dollar or other currency amount, foreign currency approximating the value of some or all of the Portfolio's securities denominated in that currency. In addition, the Portfolio may engage in "proxy-hedging," i.e., entering into forward contracts to sell a different foreign currency than the one in which the underlying investments are denominated with the expectation that the value of the hedged currency will correlate with the value of the underlying currency. The Portfolio will not enter into forward contracts or maintain a net exposure to such contracts where the fulfillment of the contracts would require the Portfolio to deliver an amount of foreign currency or a proxy currency in excess of the value of its portfolio securities or other assets denominated in the currency being hedged. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Portfolio's limitation on investing in illiquid securities.

         At the consummation of a forward contract for delivery by the Portfolio of a foreign currency, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other Portfolio assets into such currency.

         Dealings in forward contracts by the Portfolio will be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of protecting the value of the Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. For an additional discussion of forward foreign currency contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lower-Rated or Unrated Fixed-Income Securities. The Portfolio may invest up to 5% of its total assets in fixed-income securities which are unrated or are rated below investment grade either at the time of purchase or as a result of reduction in rating after purchase. (This limitation does not apply to convertible securities and preferred stocks.) Investments in lower-rated or unrated securities are generally considered to be of high risk. These debt securities, commonly referred to as junk bonds, are generally subject to two kinds of risk, credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. For a description of securities ratings, see the Appendix to this Statement. The lower the rating given a security by a rating service, the greater the credit risk such rating service perceives to exist with respect to the security. Increasing the amount of the Portfolio's assets invested in unrated or lower grade securities, while intended to increase the yield produced by those assets, will also increase the risk to which those assets are subject.

         Market risk relates to the fact that the market values of debt securities in which the Portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium and lower-rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated securities and may have speculative characteristics. In order to decrease the risk in investing in debt securities, in no event will the Portfolio ever invest in a debt security rated below B by Moody's or by S&P. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Portfolio from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

         Because investment in medium and lower-rated securities involves greater credit risk, achievement of the Portfolio's investment objective may be more dependent on the Sub-advisor's own credit analysis than is the case for funds that do not invest in such securities. In addition, the share price and yield of the Portfolio may fluctuate more than in the case of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower-rated securities experiencing increased financial stress, which would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect the Portfolio's net asset value. Finally, while the Sub-advisor attempts to limit purchases of medium and lower-rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of the Portfolio to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations. The Portfolio does not invest in any medium and lower-rated securities which present special tax consequences, such as zero-coupon bonds or pay-in-kind bonds. For an additional discussion of certain risks involved in lower-rated securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Sub-advisor seeks to reduce the overall risks associated with the Portfolio's investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Portfolio will achieve its investment objective.

         Convertible Securities. The Portfolio may buy securities convertible into common stock if, for example, the Sub-advisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Portfolio; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

         Temporary Defensive Investments. Up to 100% of the assets of the Portfolio may be invested temporarily in U.S. government obligations, commercial paper, bank obligations, repurchase agreements, negotiable U.S.
dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions, in cash, or in other cash equivalents, if the Sub-advisor determines it to be appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions. U.S. government obligations include Treasury bills, notes and bonds, and issues of United States agencies, authorities and instrumentalities. Some government obligations, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Federal National Mortgage Association (a private corporation), are supported only by the credit of the agency, authority or instrumentality. The Portfolio also may invest in obligations issued by the International Bank for Reconstruction and Development (IBRD or "World Bank"). For more information on mortgage-backed securities, see this Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May be Changed Without Shareholder Approval. The following limitations are applicable to the AST Founders Passport Portfolio. These limitations are not "fundamental" restrictions, and may be changed by the Trustees without shareholder approval. The Portfolio will not:

1. Invest more than 15% of the market value of its net assets in securities which are not readily marketable, including repurchase agreements maturing in over seven days;

2. Purchase securities of other investment companies except in compliance with the 1940 Act;

3.   Invest in companies for the purpose of exercising control or management.

4. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions (and provided that margin payments and other deposits in connection with transactions in options, futures and forward contracts shall not be deemed to constitute purchasing securities on margin); or

5.   Sell securities short.

         In addition, in periods of uncertain market and economic conditions, as determined by the Sub-advisor, the Portfolio may depart from its basic investment objective and assume a defensive position with up to 100% of its assets temporarily invested in high quality corporate bonds or notes and government issues, or held in cash.

         If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit that results from a change in values or net assets will not be considered a violation.

AST Scudder Japan Portfolio:

Investment Objective: The Portfolio's investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities (including American Depositary Receipts) of Japanese companies, as described below.

Investment Policies:

         Under normal conditions, the Portfolio will invest at least 80% of its net assets in Japanese securities -- that is, securities issued by entities that are organized under the laws of Japan ("Japanese companies"), securities of affiliates of Japanese companies, wherever organized or traded, and securities of issuers not organized under the laws of Japan but deriving 50% or more of their revenues from Japan. In so doing, the Portfolio's investments in Japanese securities will be primarily in common stocks of Japanese companies. However, the Portfolio may also invest in other equity securities issued by Japanese entities, such as warrants and convertible debentures, and in debt securities, such as those of the Japanese government and of Japanese companies, when the Portfolio's Sub-advisor believes that the potential for capital appreciation from investment in debt securities equals or exceeds that available from investment in equity securities.

         The Portfolio may invest up to 20% of its total assets in cash or in short-term government or other short-term prime obligations in order to have funds readily available for general corporate purposes, including the payment of operating expenses, dividends and redemptions, or for the investment in securities through exercise of rights or otherwise, or in repurchase agreements in order to earn income for periods as short as overnight. When the Sub-advisor determines that market or economic conditions so warrant, the Portfolio may, for temporary defensive purposes, invest more than 20% of its total assets in cash and cash equivalents. For instance, there may be periods when changes in market or other economic conditions, or in political conditions, will make advisable a reduction in equity positions and increased commitments in cash or corporate debt securities, whether or not Japanese, or in the obligations of the government of the United States or of Japan or of other governments.

         The Portfolio purchases and holds securities that the Sub-advisor believes have the potential for long-term capital appreciation; investment income is a secondary consideration in the selection of portfolio securities.

         The Portfolio may invest up to 30% of its net assets in the equity securities of Japanese companies that are traded in an over-the-counter market rather than listed on a securities exchange. These are generally securities of relatively small or little-known companies that the Sub-advisor believes have above-average earnings growth potential. Securities that are traded over-the-counter may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, the Portfolio may need to discount the securities from recent prices or dispose of the securities over a long period of time. The prices of this type of security may be more volatile than those of larger companies, which are often traded on a national securities exchange.

         Foreign Currencies. Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis, or through entering into forward or futures contracts to purchase or sell foreign currencies.

         Depositary Receipts. The Portfolio may invest indirectly in securities of emerging country issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are Depositary Receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Portfolio's investment policies, the Portfolio's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts other than those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. Certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities. For additional information on Depositary Receipts, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Debt Securities. When the Sub-advisor believes that it is appropriate to do so in order to achieve the Portfolio's objective of long-term capital growth, the Portfolio may invest up to 20% of its total assets in debt securities of both foreign and domestic issuers. Portfolio debt investments will be selected for their capital appreciation potential on the basis of, among other things, yield, credit quality, and the fundamental outlooks for currency and interest rate rends, taking into account the ability to hedge a degree of currency or local bond price risk. The Portfolio may purchase bonds rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P") or, if unrated, judged to be of equivalent quality as determined by the Sub-Advisor. Should the rating of a portfolio security be downgraded, the Sub-advisor will determine whether it is in the best interest of the Portfolio to retain or dispose of such security. Additional information about debt securities and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods." See Appendix B to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

         Convertible Securities. The Portfolio may invest in convertible securities. Investments in convertible securities can provide income through interest and dividend payments and/or an opportunity for capital appreciation by virtue of their conversion or exchange features.

         The convertible securities in which the Portfolio may invest may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As fixed income securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"). Additional information about convertible securities, including convertible zero-coupon securities, in included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Company Securities. The Portfolio may purchase securities of other investment companies to the extent consistent with its investment objective and policies and subject to the limitations of the 1940 Act. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.


         For example, the Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indices or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


         Examples of index-based investments include:

         SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

         MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

         Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

         DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

         Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

         WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

         Strategic Transactions and Derivatives. The Portfolio may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in the Portfolio's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors.


         In the course of pursuing these investment strategies, the Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, investments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the fixed-income securities in the Portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain, although no more than 5% of the Portfolio's assets will be committed to Strategic Transactions entered into to enhance gain rather than for the purposes set forth in the preceding sentence. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Sub-advisor's ability to predict pertinent market movements, which cannot be assured. Strategic Transactions will not be used to alter the fundamental investment purposes and characteristics of the Portfolio and the Portfolio will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Portfolio.


         Strategic Transactions, including derivative contracts, have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent the Sub-advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. For instance, the use of currency transactions can result in the Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

                  General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Portfolio assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         The Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         The Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of options (or a particular class or series of options), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.


         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula-based price within seven days. The Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Sub-advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Portfolio will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, determined to be of equivalent credit quality by the Sub-advisor.

         The Portfolio may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Portfolio must be "covered" (i.e., the Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding.

         The Portfolio may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Portfolio will not sell put options if, as a result, more than 50% of the Portfolio's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.

         Additional information about options and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


                  General Characteristics of Futures. The Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes (including to protect against increases in those markets by creating current exposure to the markets), and for duration management, risk management purposes and return enhancements. Futures are generally bought and sold on the commodities exchanges where they are listed.


         The Portfolio's use of futures and options thereon will be solely for bona fide hedging, risk management (including duration management) or other portfolio management and return enhancement purposes. Initial margin in connection with maintaining a futures contract or selling an option thereon typically ranges from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). If the Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.

         The Portfolio will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

         Additional information about futures contracts, options thereon and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Options on Securities Indices and Other Financial Indices. The Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Additional information about options on indices and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Currency Transactions. The Portfolio may engage in currency transactions with Counterparties, primarily in order to hedge, or manage the risk of, the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates in a manner similar to an interest rate swap, which is described below. The Portfolio may enter into currency transactions with Counterparties that have received (or the guarantors of the obligations have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Sub-advisor.

         The Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         The Portfolio generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

         The Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has, or in which the Portfolio expects to have, portfolio exposure.


         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Portfolio may also engage in "proxy hedging." Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge generally or against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Portfolio's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. For example, if the Sub-advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Portfolio holds securities denominated in schillings, and the Sub-advisor believes that the value of schillings will decline against the U.S. dollar, the Sub-advisor may enter into a contract to sell D-marks and buy dollars. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. If the Portfolio enters into a currency hedging transaction, the Portfolio will comply with the asset segregation requirements described below.


         Additional   information   about  forward  foreign  currency   exchange
contracts and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

                  Combined Transactions. The Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures
transactions,   multiple  currency  transactions   (including  forward  currency
contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Sub-advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

                  Swaps,   Caps,   Floors  and  Collars.   Among  the  Strategic
Transactions that the Portfolio may enter into are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Sub-advisor and the Trust believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. The Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from another NRSRO. If there is a default by the Counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

                  Eurodollar Instruments. The Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

                  Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

                  Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Portfolio segregate any liquid assets to the extent Portfolio obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or other liquid assets at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Portfolio will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate any liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Portfolio on an index will require the Portfolio to own securities that correlate with the index or to segregate any liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio requires the Portfolio to segregate any liquid assets equal to the exercise price.


         A currency contract that obligates the Portfolio to buy or sell currency will generally require the Portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio's obligation or to segregate liquid assets equal to the amount of the Portfolio's obligation.


         OTC options entered into by the Portfolio, including those on securities, currency, financial instruments or indices, and OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Portfolio sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Portfolio other than those above generally settle with physical delivery, and the Portfolio will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, the Portfolio must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, the Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or other liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Portfolio's net obligation, if any.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating assets if the Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

         The Portfolio's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986 for qualification as a regulated investment company (see this Statement under "Tax Matters").

Japan and the Japanese Economy*


* WHERE FIGURES IN TABLES UNDER THIS CAPTION HAVE BEEN ROUNDED OFF, THE TOTALS MAY NOT NECESSARILY AGREE WITH THE SUM OF THE FIGURES.


         Because of distance, as well as differences in language, history, and culture, Japan remains relatively unfamiliar to many investors. The archipelago of Japan stretches for 1300 miles in the western Pacific Ocean and comprises an area of approximately 146,000 square miles. The four main islands, Hokkaido, Honshu, Kyushu and Shikoku, cover the same approximate range of latitude and the same general range of climate as the east coast of the United States north of Florida. The archipelago has in the past experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist.

         Japan has a total population of approximately 126 million. Life expectancy is one of the highest in the world. Literacy in Japan approaches 100%. Nearly 90% of Japanese students graduate from high school. Approximately 37% go on to college or university. Approximately 45% of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka and Nagoya, cities with some of the world's highest population densities.

         Over the post war period Japan has experienced significant economic development. Today Japan is the second largest industrial nation in the world in terms of GDP, with the United States being the largest. During the era of high economic growth in the 1960s and early 1970s the expansion was based on the development of heavy industries such as steel and shipbuilding. In the 1970s, Japan moved into assembly industries that employ high levels of technology and consume relatively low quantities of resources, and since then has become a major producer of automobiles and electrical and electronic products. In the 1980s, as Japan experienced a sharp appreciation of its currency, Japanese manufacturers increasingly moved their production offshore, while domestic demand was driven by a boom in consumption, housing, construction, and private capital expenditures. After the sharp collapse in the stock market, which began in 1990s, the Japanese economy has been in an adjustment phase, dealing with excess capacity and lower growth.

         Another development in the Japanese economy in the 1990s was a growing trend of deregulation and globalization. Import restrictions on many products, ranging from meats to gasoline were gradually lifted, and deregulation proceeded in industries ranging from retail, communication, transportation, finance, and many others.

         In the 1990s, asset price declines and excess capacity in many sectors have continued to support a largely disinflationary environment.

         Japan's economy is a market economy in which industry and commerce are predominantly privately owned and operated. However, the Government is involved in establishing and meeting objectives for developing the economy and improving the standard of living of the Japanese people. In order to achieve its economic objectives, the Government has generally relied on providing the prerequisite business environment and administrative guidance. The agencies of the Government primarily concerned with economic policy and its implementation are the Economic Planning Agency, The Ministry of Finance (MOF) and the Ministry of International Trade and Industry (MITI). The Bank of Japan, Japan's central bank, also acts in this field.

         Economic Trends. During the ten and five-year periods ended December 31, 1999, Japan's real gross domestic product in constant prices increased at an average annual compound growth rate of 2.13% and 1.29%, respectively. In 1996, the gross domestic product grew at a high rate of 5.0% due to the front-loading of housing investment before the consumption tax hike scheduled on April 1, 1997. In 1997, the growth rate of gross domestic product slowed to 1.6% mainly due to a drop off in consumer spending and housing investment in reaction to the consumption tax hike. In 1998, the gross domestic product decreased by 2.5% affected by reduced fixed investment in the private sector and continuous stagnation of consumer spending. In 1999, real GDP grew 0.3% reflecting a slight improvement in consumer spending, the largest component.

         Industrial Production. The following table sets forth indices of industrial production of Japan and other selected industrial countries for the five years ending with calendar year 1999 (with 1995 as 100):

                        INDICES OF INDUSTRIAL PRODUCTION

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------  1995                 1996                 1997                 1998                 1999
(1995=100)
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Japan                  100.00               102.90               107.30               99.70                99.33
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
United States          100.00               104.50               110.70               114.80               117.57
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Germany                100.00               99.80                102.70               106.20               106.37
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
United Kingdom         100.00               101.10               101.90               102.50               102.80
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
France                 100.00               100.30               104.10               108.80               N/A
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Italy                  100.00               98.30                100.50               102.20               N/A
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Canada                 100.00               100.10               104.00               109.10               113.67
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------

Source: IMF, International Financial Statistics

         The following table sets forth the proportion of gross domestic product contributed by major industrial sectors of the economy for 1995 to 1999:

                  GROSS DOMESTIC PRODUCT* BY INDUSTRIAL SECTORS

------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
                                                                1995         1996         1997          1998         1999
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
Manufacturing                                                     95.7%        95.2%         95.2%         94.8%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Agriculture, Forestry and Fisheries                       2.1%         2.0%          1.9%          1.9%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Mining                                                    0.2%         0.2%          0.2%          0.2%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Construction                                              9.7%         9.4%          8.7%          8.2%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Manufacturing                                            27.4%        27.7%         28.4%         27.1%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Electricity, Gas and Water                                2.7%         2.9%          2.8%          3.0%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Wholesale and Retail Trade                               13.6%        12.9%         13.0%         12.8%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Finance and Insurance                                     5.4%         4.9%          5.2%          5.2%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Real Estate                                              11.8%        11.9%         12.0%         12.5%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Transportation & Communication                            6.5%         6.6%          6.6%          6.6%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Services                                                 16.4%        16.8%         16.5%         17.1%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
Government Services                                                7.5%         7.3%          7.3%          7.5%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
Private Non-Profit Institutions                                    2.2%         2.2%          2.2%          2.4%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
Import Duty                                                        0.9%         0.8%          0.8%          0.7%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
(Deduction) Others                                                 0.4%         0.5%          0.5%          0.5%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
(Deduction) Imputed Interest                                       5.1%         4.5%          4.8%          4.8%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
Statistical Discrepancy                                           -0.7%        -0.4%         -0.2%         -0.2%          N/A

------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
Total GDP                                                        100.0%       100.0%        100.0%        100.0%          N/A
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------

Source: Economic Planning Agency, Annual Report on National Accounts

* Gross domestic product measures the value of original goods and services produced by a country's domestic economy. It is equal to gross national product, minus the income that residents receive from abroad for factor services rendered abroad, plus similar payments made to non-residents who contribute to the domestic economy.

         Energy. Japan has historically depended on oil for most of its energy requirements. Virtually all of its oil is imported, the majority from the Middle East. Oil price changes used to have a major impact on the domestic economy, but now their influence is relatively diminished.

         Japan has worked to reduce its dependence on oil by encouraging energy conservation and the use of alternative fuels. In addition to conservation efforts, industrial restructuring, with emphasis on shifting from basic industries to processing and assembly type industries, has also contributed to the reduction of oil consumption. Despite Japan's sustained economic growth, crude oil imports have not increased materially since 1979.

         Labor. In 1999, approximately 67.8 million persons, or approximately 63% of the Japanese population, were employed, of which approximately 4.2% were employed in agriculture, forestry and fisheries, 32.7% in construction and manufacturing and 6.8% in transportation and communications, 24.8% in wholesale and retail trade, 4.1% in finance, and 27.4% in other service-related industries (including the government). Since 1980 an increasing proportion of the paid work force is female and an increasing number of people have been employed in service industries.

Source: Ministry of Labor, Monthly Labor.

         Prices. In 1999, the wholesale price index declined by 3.3% and the consumer price index also declined by 0.3%. The tables below set forth the wholesale and consumer price indices for Japan and other selected industrial countries for which comparable statistics are available:

                       COMPARATIVE WHOLESALE PRICE INDICES

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
     (1995=100)               1995                 1996                 1997                 1998                 1999
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Japan                               100.00               100.10               101.60               100.00                96.68
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
United States                       100.00               102.30               102.30                99.70               100.58
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Germany                             100.00                99.60               100.70               100.30                99.03
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
United Kingdom                      100.00               102.60               103.60               104.20               105.13
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Italy                               100.00               101.90               103.20               103.30               102.43
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Canada                              100.00               100.40               101.30               101.30               102.23
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Source: IMF, International Financial Statistics

                       COMPARATIVE CONSUMER PRICE INDICES

---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
     (1995=100)               1995                 1996                 1997                 1998                 1999
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Japan                               100.00               100.10               101.80               102.50               102.20
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
United States                       100.00               102.90               105.30               107.00               109.30
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Germany                             100.00               101.50               103.30               104.30               104.83
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
United Kingdom                      100.00               102.40               105.70               109.30               110.63
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
France                              100.00               102.00               103.20               103.90               104.48
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Italy                               100.00               104.00               106.10               108.20               109.98
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Canada                              100.00               100.10               104.00               109.10               113.67
---------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Source: IMF, International Financial Statistics

         Balance of Payments. In 1999, Japan registered a surplus of Y12,197 billion ($110.1 billion) in its current account. This surplus was predominantly due to a surplus of Y14,054 billion ($127.7 billion) in its trade account. Japan also registered an outflow of Y5,614.8 billion ($51.5 billion) in its capital and financial account.

         Foreign Trade. Overseas trade is important to Japan's economy even though offshore production has eroded its importance. Japan has few natural resources and must export to pay for its imports of these basic requirements. During the year ended December 31, 1999, exports and imports represented approximately 10.4% and 8.7%, respectively, of Japan's nominal gross domestic product. Roughly three quarters of Japan's exports are machinery and equipment including motor vehicles, machine tools and electronic equipment. Japan's principal imports consist of raw materials, foodstuff and fuels, such as oil and coal.

         Japan's principal export markets are the United States, Canada, the United Kingdom, Germany, Australia, Korea, Taiwan and the People's Republic of China. The principal sources of its imports are the United States, South East Asia, the People's Republic of China and the Middle East.

         A country's terms of trade (the ratio of export to import prices) is an indicator of the country's comparative advantage in trade. During 1994-95, the Japanese terms of trade improved as a result of the higher yen and generally declining world commodity prices. The terms of trade fell slightly in 1996 and 1997 as a result of the rise in import prices reflecting the lower yen rate. In 1998, the terms of trade improved slightly mainly because of lower import prices. In 1999, the terms of trade improved to the 1995 level largely because of lower import prices as a result of the higher yen rate.

Source: Ministry of Finance, The Summary Report on Trade of Japan

Securities Markets in Japan

         There are eight stock exchanges in Japan. Of these, the Tokyo Stock Exchange, the Osaka Stock Exchange and the Nagoya Stock Exchange are the largest. The three main markets have two sections of stocks; generally, companies with smaller capitalization are listed on the second section. In addition, The Japan Over-The-Counter Trading Co. acts as the intermediary between securities companies wishing to trade shares on the over-the-counter
(OTC) market. The primary role of the OTC market is to facilitate the raising of funds from the investing public by unlisted, small and medium-sized companies. Equity securities of Japanese companies that are traded in an over-the-counter market are generally securities of relatively small or little-known companies. A new market, named "Mothers", was established in the Tokyo Stock Exchange on November 11, 1999. This market is designed to facilitate the public listing of venture business-type small corporations. As of the end of March 2000, six companies are listed on this market.

         There are two widely  followed price indices.  The Nikkei Stock Average
(NSA) is an arithmetic average of 225 selected stocks computed by a private corporation. In addition, the Tokyo Stock Exchange publishes the TOPIX, formerly the TSE Index, which is an index of all first section stocks. The second section has its own index. Nihon Keizai Shimbun, Inc., the publisher of a leading Japanese economic newspaper, publishes the OTC Index.

         In the five years ending December 1989, the Tokyo Stock Price Index (TOPIX) more than tripled, rising from 913.37 to 2884.80 on December 18, 1989. The TOPIX then declined heavily in 1990 and in 1992, and after showing a slight rebound in 1993 and 1994, the Index continued to decline throughout 1996, 1997 and 1998 to the latest low of 980.11 on October 15, 1998. From the 1989 peak to the 1998 bottom, the TOPIX registered a 66% drop. In 1999, the Tokyo stock market showed a strong upturn led by the information service sector. The OTC index more than tripled in 1999.

         Compared to the United States, the common stocks of many Japanese companies trade at a higher price-earnings ratio. Historically, investments in the OTC market have been more volatile than the TSE.

         In the past, the proportion of trading value by institutional investors has tended to increase at the expense of individuals, but in the last three years of stock price declines, the share of trading value represented by financial institutions and business corporations has fallen while the value of trading by foreigners has risen substantially. In 1999, the trading value by individuals increased dramatically reflecting the stock market rally and brisk demand for stock investment trusts.

         The following tables, compiled by Morgan Stanley Capital International, set forth the size of the Japanese equity market in comparison with that of other major equity markets for the five years ending December 31, 1999.

                        EQUITY STOCK MARKETS OF THE WORLD

----------------------- --------------------- --------------------- --------------------- --------------------- --------------------
(dollars in billion}    December 1995         December 1996         December 1997         December 1998         December 1999
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
                            $          %          $         %          $          %          $          %          $          %
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
United States             $6,338.0     41.9%   $7,835.9     45.1%     8,607.4     47.2%    11,721.5     50.7%   $15,370.0     48.6%
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
Japan                      3,582.7      23.7    3,071.0      17.7     2,287.8      12.5     2,447.5      10.6     4,692.8      14.9
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
United Kingdom             1,354.3       9.0    1,740.1      10.0     2,097.6      11.5     2,346.2      10.1     2,894.5       9.2
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
Germany                      579.5       3.8      648.3       3.7       825.2       4.5     1,181.1       5.1     1.447.1       4.6
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
France                       504.5       3.3      600.8       3.5       677.9       3.7       982.6       4.2     1,442.1       4.6
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
Canada                       333.4       2.2      463.6       2.7       543.3       3.0       513.2       2.2       762.8       2.4
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
Netherlands                  304.3       2.0      393.4       2.3       358.3       2.0       578.4       2.5       758.9       2.4
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
Switzerland                  401.6       2.7      406.6       2.3       579.3       3.2       696.7       3.0       676.3       2.1
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
Hong Kong                    274.4       1.8      393.4       2.3       340.7       1.9       347.9       1.5       583.4       1.8
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
Australia                    245.4       1.6      306.4       1.8       284.7       1.6       326.5       1.4        27.5       0.1
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
Other                      1,197.2       7.9    1,531.9       8.8     1,630.1       8.9     1,994.6       8.6  2,938.5          9.3
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
Total                     15,115.3    100.00   17,391.4     100.0  18,232.3      100.00    23,136.2    100.00  31,593.9      100.00
----------------------- ----------- --------- ---------- --------- ----------- --------- ----------- --------- ----------- ---------
Source: Morgan Stanley Capital International, Quarterly Report


         Investment Policies Which May Be Changed Without Shareholder Approval. The following restrictions are applicable to the AST Scudder Japan Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:

1. enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

2. purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Portfolio may obtain such short-term credits as may be necessary for the clearance of securities transactions;

3. purchase options, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

4. enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Portfolio and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Portfolio's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit; or

5. make investments for the purpose of exercising control over management or that would involve promotion or business management or that would subject the Portfolio to unlimited liability.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

AST AIM International Equity Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         In managing the Portfolio, the Sub-advisor seeks to apply to the Portfolio the same investment strategy that it applies to several of its other managed portfolios that have similar investment objectives but that invest primarily in United States equities markets. The Portfolio will utilize to the extent practicable a fully managed investment policy providing for the selection of securities which meet certain quantitative standards determined by the Sub-advisor. The Sub-advisor reviews carefully the earnings history and prospects for growth of each company considered for investment by the Portfolio. It is anticipated that common stocks will be the principal form of investment of the Portfolio. The Portfolio is primarily comprised of securities of two basic categories of companies: (a) "core" companies, which the Sub-advisor considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies, which the Sub-advisor believes are currently enjoying a dramatic increase in earnings.

         If a particular foreign company meets the quantitative standards determined by the Sub-advisor, its securities may be acquired by the Portfolio regardless of the location of the company or the percentage of the Portfolio's investments in the company's country or region. However, the Sub-advisor will also consider other factors in making investment decisions for the Portfolio, including such factors as the prospects for relative economic growth among countries or regions, economic and political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security.

         The Sub-advisor recognizes that often there is less public information about foreign companies than is available in reports supplied by domestic companies, that foreign companies are not subject to uniform accounting and financial reporting standards, and that there may be greater delays experienced by the Portfolio in receiving financial information supplied by foreign companies than comparable information supplied by domestic companies. In addition, the value of the Portfolio's investments that are denominated in a foreign currency may be affected by changes in currency exchange rates. For these and other reasons, the Sub-advisor from time to time may encounter greater difficulty applying its disciplined stock selection strategy to an international equity investment portfolio than to a portfolio of domestic equity securities.

         Any income realized by the Portfolio will be incidental and will not be an important criterion in the selection of portfolio securities.

         Under normal market conditions the Portfolio will invest at least 70% of its total assets in marketable equity securities, including common stock, preferred stock, and other securities having the characteristics of stock (such as an equity or ownership interest in a company) of foreign companies that are listed on a recognized foreign securities exchange or traded on a foreign over-the-counter market. The Portfolio may also satisfy the foregoing requirement in part by investing in the securities of foreign issuers in the form of ADRs, EDRs, or other securities representing underlying securities of foreign issuers.

         The Portfolio will emphasize investment in foreign companies in the developed countries of Western Europe (such as Germany, France, Switzerland, the Netherlands and the United Kingdom) and the Pacific Basin (such as Japan, Hong Kong and Australia), but the Portfolio may also invest in the securities of companies located in developing countries (such as Turkey, Malaysia and Mexico) in various regions of the world. The risks of investment in the equity markets of developing countries are described in more detail immediately below and in this Statement under "Certain Risk Factors and Investment Methods."

         Real Estate Investment Trusts ("REITs"). The Portfolio may invest in equity and/or debt securities issued by REITs. Such investments will not exceed 5% of the total assets of the Portfolio.

         REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular types of projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

         To the extent that the Portfolio invests in REITs, it could conceivably own real estate directly as a result of a default on the securities it owns. The Portfolio, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the value of real estate, environmental liability risks, risks related to general and local economic conditions, adverse change in the climate for real estate, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, and are generally not diversified and therefore are subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility that the REIT will fail to maintain its exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities of REITs held by the Portfolio. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his/her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs.

         Lending of Portfolio Securities. While securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has the right to call its loans and obtain the securities on three business days' notice or, in connection with securities trading on foreign markets, within such longer period of time that coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Additional information about the lending of portfolio securities is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Borrowings. The Portfolio may borrow money to a limited extent from banks for temporary or emergency purposes subject to the limitations under the 1940 Act. In addition, the Portfolio does not intend to engage in leverage; therefore, consistent with current interpretations of the SEC, the Portfolio will not purchase additional securities while borrowings exceed 5% of the Portfolio's total assets. Additional information about borrowing is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Securities Issued on a When-Issued or Delayed-Delivery Basis. The Portfolio may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The Portfolio also may purchase or sell securities on a delayed-delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery-securities are fixed at the time the buyer enters into the commitment. If the Portfolio purchases a when-issued security or enters into a delayed-delivery agreement, the Portfolio's custodian bank will segregate cash or other liquid assets in an amount at least equal to the when-issued commitment or delayed-delivery agreement commitment. Additional information about when-issued and delayed-delivery transactions and their risks is included in this Statement and in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Short Sales "Against the Box." As described in the Trust's Prospectus, the Portfolio may make short sales against the box. To secure its obligation to deliver the securities sold short, the Portfolio will deposit in escrow in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. Since the Portfolio ordinarily will want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short, the Portfolio will normally close out a short position covered by convertible securities by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities that it already holds.

         The Portfolio will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns, either directly or indirectly, and, in the case where the Portfolio owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Portfolio's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. The Portfolio may also make short sales to generate additional income from the investment of the cash proceeds of short sales. In no event may more than 10% of the value of the Portfolio's total assets be deposited or pledged as collateral for short sales at any time.

         Foreign Securities. The Portfolio normally invests primarily in foreign securities, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets. ADRs and EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

         To the extent the Portfolio invests in securities denominated in foreign currencies, the Portfolio bears the risk of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. The Portfolio's investments in securities denominated in foreign currencies generally will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies that generally are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The Portfolio may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market.

         Investments by the Portfolio in foreign securities, whether denominated in U.S. currencies or foreign currencies, may entail risks that are greater than those associated with domestic investments. The risks of investing in foreign securities are discussed in detail in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods." Investment by the Portfolio in ADRs, EDRs and similar securities also may entail some or all or these risks. The Sub-advisor seeks to mitigate the risks associated with foreign investment through diversification and active professional management.

                  Developing Countries. A developing country or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the developed European countries (primarily in Western Europe), the United States, Canada, Japan, Australia, New Zealand, Hong Kong and Singapore. The characteristics of markets can change over time. Currently, the Sub-advisor believes that investing in many emerging markets is not desirable or feasible because of the lack of adequate custody arrangements for the Portfolio's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As desirable opportunities to invest in securities in emerging markets develop, the Portfolio may expand and further broaden the group of emerging markets in which it invests.

         Many of the risks relating to foreign securities generally will be greater for emerging markets than for developed countries. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets for certain developing markets. Economies in emerging markets generally are heavily dependent upon international trade and accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade. There also may be a lower level of securities market monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. The possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries.

         In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets may be particularly high with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of the Portfolio to make intended securities purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose the Portfolio to the risk of losses resulting from its inability to recover from a counterparty.

         The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Portfolio's portfolio securities in such markets may not be readily available. The Portfolio's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Trust's Board of Trustees.

         Portfolio Turnover. Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of the Portfolio's investment objectives, regardless of the holding period of that security. Additional information about portfolio turnover is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options, Futures and Currency Strategies. The Portfolio may use forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Portfolio's investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         General Risks of Options, Futures and Currency Strategies. The use by the Portfolio of options, futures contracts and forward currency contracts involves special considerations and risks. For example, there might be imperfect correlation, or even no correlation, between the price movements or an instrument (such as an option contract) and the price movements of the investments being hedged. In these circumstances, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         The Portfolio will not enter into a hedging transaction if the Sub-advisor determines that the cost of hedging will exceed the potential benefit to the Portfolio.

         Additional information on these instruments is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods." Certain risks pertaining to particular strategies are described in the sections that follow.

          Cover. Transactions using forward contracts, futures contracts and options (other than options purchased by a Portfolio) expose the Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash or liquid assets with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Portfolio will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

          Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Portfolio's assets is used for cover or otherwise set aside, it could affect portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

          Writing Call Options. The Portfolio may write (sell) covered call options on securities, futures contracts, forward contracts, indices and currencies. Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

          Writing Put Options. The Portfolio may write (sell) put options on securities, futures contracts, forward contracts, indices and currencies. The Portfolio would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay for the underlying security, contract or currency. The risk in such a transaction would be that the market price of the underlying security, contract or currency would decline below the exercise price less the premium received.

          Purchasing Put Options. The Portfolio may purchase put options on securities, futures contracts, forward contracts, indices and currencies. The Portfolio may enter into closing sale transactions with respect to such options, exercise such option or permit such option to expire.

         The Portfolio may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where the Portfolio has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different strike price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, the Portfolio may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

         Purchasing Call Options. The Portfolio may purchase covered call options on securities, futures contracts, forward contracts, indices and currencies. The Portfolio may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

         The Portfolio may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where the Portfolio has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different strike price and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

         Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Portfolio will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which would guarantee performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used.

                  Index Options. The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Portfolio can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

                  Limitations on Options. The Portfolio will not write options it, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Portfolio's total assets. The Portfolio will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Portfolio's total assets.

                  Interest Rate, Currency and Stock Index Futures Contracts. The Portfolio may enter into interest rate, currency or stock index futures contracts (collectively, "Futures" or "Futures Contracts") and options on Futures as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels, respectively, in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by it. The Portfolio's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchase of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or deliver a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place. A stock index future provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.

         The Portfolio will only enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the CFTC.

         The Portfolio's Futures transactions will be entered into for hedging purposes only; that is, Futures will be sold to protect against a decline in the price of securities or currencies that the Portfolio owns, or Futures will be purchased to protect the Portfolio against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

         If the Portfolio were unable to liquidate a Future or an option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

         Additional information on Futures, options on Futures, and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Forward Contracts. A forward contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Portfolio either may accept or make delivery of the currency at the maturity of the forward contract. The Portfolio may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         The cost to the Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance.

         Additional information on forward contracts and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Other Investment Companies. The Portfolio may invest in other investment companies to the extent permitted by the 1940 Act and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

         Investment Policy Which May Be Changed Without Shareholder Approval. The following limitation is applicable to the AST AIM International Equity Portfolio. This limitation is not a "fundamental" restriction, and may be changed by the Trustees without shareholder approval. The Portfolio will not:

1. Make investments for the purpose of gaining control of a company's management.

AST Janus Overseas Growth Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek long-term growth of capital.

Investment Policies:

         The portfolio pursues its objective by investing primarily in common stocks of foreign issuers of any size. The Portfolio normally invests at least 65% of its total assets in issuers from at least five different countries excluding the United States. The Portfolio may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio subject to the prior approval of the Investment Manager. The Investment Manager will not approve such investment unless: (a) the Investment Manager believes, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Investment Manager has given prior notice to the Participating Insurance Companies that it intends to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue the purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Trust for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Sub-advisor has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law. The Portfolio will apply for such exemptive relief under the provisions of the 1940 Act, or other such relief as may be necessary under the then governing rules and regulations of the 1940 Act, regarding investments in such investment companies.

         Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and swaps. The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts written by the Portfolio would exceed the market value of the total assets of the Portfolio. The Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.

         The Portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Portfolio is permitted to invest directly. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted, by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the Portfolio's obligations under an option written by the Portfolio, as the case may be, will be subject to the Portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Portfolio to do so. For a description of these strategies and instruments and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar Instruments. The Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

         Swaps and Swap-Related Products. The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or high-grade liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the custodian of the Portfolio. If the Portfolio enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Portfolio sells (i.e., writes) caps and floors, it will segregate cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above. For an additional discussion of these strategies, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment Company Securities. From time to time, the Portfolio may invest in securities of other investment companies, subject to the provisions of
Section 12(d)(1) of the 1940 Act. The Portfolio may invest in securities of money market funds managed by the Sub-advisor subject to the terms of an exemptive order obtained by the Sub-advisor and the funds that are advised or sub-advised by the Sub-advisor. Under such order, the Portfolio will limit its aggregate investment in a money market fund managed by the Sub-advisor to the greater of (i) 5% of its total assets or (ii) $2.5 million, although the Trust's Board of Trustees may increase this limit up to 25% of the Trust's total assets.

         Zero-Coupon, Pay-In-Kind and Step Coupon Securities. The Portfolio may invest up to 10% of its assets in zero-coupon, pay-in-kind and step coupon securities. For a discussion of zero-coupon debt securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Pass-Through Securities. The Portfolio may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolio. For an additional discussion of pass-through securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary Receipts. The Portfolio may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolio may also invest in European Depositary Receipts ("EDRs"), receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs, in bearer form, are designed for use in European securities markets. GDRs are securities convertible into equity securities of foreign issuers.

         Other Income-Producing Securities. Other types of income producing securities that the Portfolio may purchase include, but are not limited to, the following types of securities:

                  Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

                  Standby Commitments. These instruments, which are similar to a put, give the Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by that Portfolio at a specified price.

                  Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

                  Inverse Floaters. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Portfolio will not invest more than 5% of its assets in inverse floaters.
The Portfolio will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of the Portfolio.

         Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements. The Portfolio will enter into such agreements only to provide cash to satisfy unusually heavy redemption requests and for other temporary or emergency purposes, rather than to obtain cash to make additional investments. While a reverse repurchase agreement is outstanding, the Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties that Sub-advisor deems creditworthy. For an additional description of these investment techniques, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May be Changed Without Shareholder Approval. The following limitations are applicable to the AST Janus Overseas Growth Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval:

1. The Portfolio will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of CFTC regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

2. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

3. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

4. The Portfolio does not currently intend to purchase securities of other investment companies, except in compliance with the 1940 Act.

5. The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

6. The Portfolio does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Sub-advisor acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, and Section 4(2) commercial paper. Accordingly, such securities may not be subject to the foregoing limitation.

7. The Portfolio may not invest in companies for the purpose of exercising control of management.

AST American Century International Growth Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         In general, within the restrictions outlined herein, the Portfolio has broad powers with respect to investing funds or holding them uninvested. Investments are varied according to what is judged advantageous under changing economic conditions. It will be the Sub-advisor's policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described below. It is the Sub-advisor's intention that the Portfolio will generally consist of common stocks. However, the Sub-advisor may invest the assets of the Portfolio in varying amounts in other instruments and in senior securities, such as bonds, debentures, preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objective.

         Forward Currency Exchange Contracts. The Portfolio conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward currency exchange contracts to purchase or sell foreign currencies.

         The Portfolio expects to use forward contracts under two circumstances:
(1) when the Sub-advisor wishes to "lock in" the U.S. dollar price of a security when the Portfolio is purchasing or selling a security denominated in a foreign currency, the Portfolio would be able to enter into a forward contract to do so ("transaction hedging"); (2) when the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of the Portfolio's securities either denominated in, or whose value is tied to, such foreign currency ("portfolio hedging"). It's anticipated that the Fund will enter into portfolio hedges much less frequently than transaction hedges.

         As to transaction hedging, when the Portfolio enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the Portfolio will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar and the subject foreign currency.

         Under portfolio hedging, when the Sub-advisor believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, the Portfolio could enter into a forward contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The Portfolio will place cash or high-grade liquid securities in a separate account with its custodian in an amount sufficient to cover its obligation under the contract entered into under the second circumstance. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. At any given time, no more than 10% of the Portfolio's assets will be committed to a segregated account in connection with portfolio hedging transactions.

         The precise matching of forward contracts in the amounts and values of securities involved would not generally be possible since the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Sub-advisor believes that it is important to have flexibility to enter into such forward contracts when it determines that the Portfolio's best interests may be served.

         Generally, the Portfolio will not enter into a forward contract with a term of greater than one year. At the maturity of the forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Portfolio to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Portfolio is obligated to deliver. For an additional discussion of forward currency exchange contracts and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative Securities. To the extent permitted by its investment objectives and policies discussed elsewhere herein, the Portfolio may invest in securities that are commonly referred to as "derivative" securities. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators ("reference indices").

         Some "derivatives," such as mortgage-backed and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         The Portfolio may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Portfolio. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Portfolio may not invest in oil and gas leases or futures.

         The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

         There is a range of risks associated with derivative investments, including:

o the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

o the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired; and

o        the risk that the counterparty will fail to perform its obligations.

The Sub-advisor will report to the Investment Manager on activity in derivative securities, and the Investment Manager will report to the Trust's Board of Trustees as necessary. For additional information on derivatives and their risks, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures and Options. The Portfolio may enter into futures contracts, options or options on futures contracts. The Portfolio may not, however, enter into a futures transaction for speculative purposes. Generally, futures transactions will be used to:

o protect against a decline in market value of the Portfolio's securities (taking a short futures position), or

o protect against the risk of an increase in market value for securities in which the Portfolio generally invests at a time when the Portfolio is not fully-invested (taking a long futures position), or

o provide a temporary substitute for the purchase of an individual security that may be purchased in an orderly fashion.

Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge the Portfolio's investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.

         Although other techniques may be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will pay brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

         The Portfolio may engage in futures and options transactions based on securities indices that are consistent with the Portfolio's investment objectives. Examples of indices that may be used include the Bond Buyer Index of Municipal Bonds for fixed income funds, or the S&P 500 Index for equity funds. The Portfolio also may engage in futures and options transactions based on specific securities, such as U.S. Treasury bonds or notes. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. government agency.

         Unlike when the Portfolio purchases or sells a bond, no price is paid or received by the Portfolio upon the purchase or sale of the future. Initially, the Portfolio will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account is not income producing. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying debt securities or index fluctuates, making the future more or less valuable, a process known as marking the contract to market.

         Futures and options prices can be volatile, and trading in these markets involves certain risks, which are described in more detail in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods." The Sub-advisor will seek to minimize these risks by limiting the contracts entered into on behalf of the Portfolio to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

         Options on Futures. By purchasing an option on a futures contract, the Portfolio obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. The Portfolio can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Portfolio completes the sale of the underlying instrument at the strike price. Purchasing an option on a futures contract does not require the Portfolio to make margin payments unless the option is exercised.

         Although they do not currently intend to do so, the Portfolio may write (or sell) call options that obligate it to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the Portfolio would give up some ability to participate in a price increase on the underlying instrument. If the Portfolio were to engage in options transactions, it would own the futures contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

         Investments in Companies with Limited Operating History. The Portfolio may invest in the securities of issuers with limiting operating history. The Sub-advisor considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

         Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the Portfolio. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

         The Portfolio will not invest more than 5% of its total assets in the securities of issuers with less than a three-year operating history. The Sub-advisor will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

         Short Sales. The Portfolio may engage in short sales if, at the time of the short sale, the Portfolio owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Portfolio engages in a short sale the collateral account will be maintained by the Portfolio's custodian. While the short sale is open the Portfolio will maintain in a segregated custodial account an amount of securities convertible into or exchangeable for such equivalent securities at no additional cost. These securities would constitute the Portfolio's long position.

         If the Portfolio sells short securities that it owns, any future gains or losses in the Portfolio's long position should be reduced by a gain or loss in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales, but the Portfolio will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Sovereign Debt Obligations. The Portfolio may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of emerging market countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk and may present a risk of default or renegotiation or rescheduling of debt payments.

         Portfolio Turnover. The Sub-advisor will purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

         The  Sub-advisor  intends to  purchase a given  security  whenever  the
Sub-advisor believes it will contribute to the stated objective of the Portfolio, even if the same security has only recently been sold. The Portfolio will sell a given security, no matter for how long or for how short a period it has been held, and no matter whether the sale is at a gain or at a loss, if the Sub-advisor believes that such security is not fulfilling its purpose, either because, among other things, it did not live up to the Sub-advisor's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

         When a general decline in security prices is anticipated, the Portfolio may decrease or eliminate entirely its equity position and increase its cash position, and when a rise in price levels is anticipated, the Portfolio may increase its equity position and decrease its cash position. However, it should be expected that the Portfolio will, under most circumstances, be essentially fully invested in equity securities.

         Since investment decisions are based on the anticipated contribution of the security in question to the Portfolio's objectives, the rate of portfolio turnover is irrelevant when the Sub-advisor believes a change is in order to achieve those objectives, and the Portfolio's annual portfolio turnover rate cannot be anticipated and may be comparatively high. Since the Sub-advisor does not take portfolio turnover rate into account in making investment decisions,
(1) the Sub-advisor has no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates should not be considered as a representation of the rates that will be attained in the future.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST American Century
International Growth Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:

1.   Invest more than 15% of its assets in illiquid investments;

2. Invest in the securities of other investment companies except in compliance with the 1940 Act;

3. Buy securities on margin or sell short (unless it owns or by virtue of its ownership of other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, the Portfolio may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies;

4.   Invest in oil, gas or other mineral leases;

5.   Invest for control or for management.

AST American Century International Growth Portfolio II:

Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         The investment policies of the Portfolio are identical in all material respects to those of the AST American Century International Growth Portfolio as described above.

AST MFS Global Equity Portfolio:

Investment Objective: The investment objective of the Portfolio is capital growth.

Investment Policies:

     U.S. Government Securities. The Portfolio may invest in U.S. Government securities including (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the Federal National Mortgage Association ("FNMA").

     U.S. Government securities also include interest in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

         Equity Securities. The Portfolio may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

         Foreign Securities. The Portfolio may invest in dollar-denominated and non-dollar denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. For a discussion of the risks involved in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depository Receipts. The Portfolio may invest in American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and other types of depository receipts. ADRs are certificates by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depository receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. For the purposes of the Portfolio's policy to invest a certain percentage of its assets in foreign securities, the investments of the Portfolio in ADRs, GDRs and other types of depository receipts are deemed to be investments in the underlying securities.

         ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United Sates can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these shares to the local depositary of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Portfolio's custodian in five days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

     Emerging Markets. The Portfolio may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Such investments entail significant risks as described below.

         Company Debt. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Portfolio's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Portfolio's assets should these conditions recur.

         Foreign currencies. Some emerging market countries may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Portfolio's portfolio securities are denominated may have a detrimental impact on the Portfolio's net asset value.

         Inflation. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

         Liquidity; Trading Volume; Regulatory Oversight. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore , there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

         The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

         The risk also exists that an emergency situations may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Portfolio's securities in such markets may not be readily available. The Portfolio may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. If market prices are not readily available, the Portfolio's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Directors.

         Withholding. Income from securities held by the Portfolio could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Portfolio makes its investments. The Portfolio's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Portfolio or to entities in which the Portfolio has invested. The Sub-advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

         Forward Contracts. The Portfolio may enter into contracts for the purchase or sale of a specific currency at a future date at a price at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

         The Portfolio does not presently intend to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Portfolio's profit or loss based upon the value of the Contracts at the time the offsetting transactions is executed.

         The Portfolio will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Portfolio may purchase a given foreign currency through a Forward Contract if, in the judgement of the Sub-advisor, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Portfolio may sell the currency through a Forward Contract if the Sub-advisor believes that its value will decline relative to the dollar.

         For an additional discussion of Forward Contracts see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts. The Portfolio may purchase and sell futures contracts ("Future Contracts") on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices or foreign currencies or commodities. The Portfolio also may purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be exercised at any other time during their term.

         Purchases or sales of stock index futures contracts are used to attempt to protect the Portfolio's current or intended stock investments from broad fluctuations in stock prices. For example, the Portfolio may sell stock index futures contracts in anticipations of or during market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When the Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

         The Portfolio may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Portfolio may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

         Conversely, the Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant security, which could offset, in whole or in part, the increased cost of such securities resulting from the rise in the dollar value of the underlying currencies. Where the Portfolio purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         For further information on Futures Contracts, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment in Other Investment Companies. The Portfolio may invest in other investment companies, including both open-end and closed-end companies. Investments in closed-end investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

     Options. The Portfolio may invest in the following types of options, which involves the risks described below under the caption "Risk Factors."

         Options on Foreign Currencies. The Portfolio may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Portfolio will generally be covered in a manner similar to the covering of other types of options.

         Options on Futures Contracts. The Portfolio may also purchase and write options to buy or sell those Futures Contracts in which it may invest as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Options on Futures Contracts that are written or purchased by the Portfolio on U.S. Exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to the regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Portfolio may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Portfolio owns liquid and unencumbered assets equal to the difference. The Portfolio may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held
(ii) is less than the exercise price of the put written if the Portfolio owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Portfolio, the Portfolio will be required to sell the underlying Futures Contract which, if the Portfolio has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Portfolio is exercised, the Portfolio will be required to purchase the underlying Futures Contract which, if the Portfolio has covered its obligation through the sale of such Contract, will close out its futures position.

         Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Portfolio's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

     Options on Securities. The Portfolio may write (sell) covered put and call options, and purchase put and call options, on securities.

         A call option written by the Portfolio is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Portfolio owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Portfolio owns liquid and unencumbered assets equal to the difference. If the portfolio writes a put option it must segregate liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Portfolio owns liquid and unencumbered assets equal to the difference. Put and call options written by the Portfolio may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations.

         Effecting a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Portfolio to write another put option to the extent that the Portfolio owns liquid and unencumbered assets. Such transactions permit the Portfolio to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Portfolio, provided that another option on such security is not written. If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

         The Portfolio may write options in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and then write a call option against that security. The exercise price of the call option the Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price or the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the
Portfolio may elect to close the position or retain the option until it is exercised, at which time the Portfolio will be required to take delivery of the security at the exercise price; the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.

         The Portfolio may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Portfolio will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         The writing of options on securities will not be undertaken by the Portfolio solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. The Portfolio may also purchase options for hedging purposes or to increase its return.

         The Portfolio may also purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit.

         Options on Stock Indices. The Portfolio may write (sell) covered call and put options and purchase call and put options on stock indices. The Portfolio may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Sub-advisor, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Portfolio owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. The Portfolio may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Portfolio own liquid and unencumbered assets equal to the difference. If the Portfolio writes put options on stock indices, it must segregate liquid and unencumbered assets with a value equal to the exercise price, or hold a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or
(b) is less than the exercise price of the put written if the Portfolio owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

         The purchase of call options on stock indices may be used by the Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid it the value of the index does not rise. The purchase of call options on stock indices when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

         The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

         For an additional discussion of options, see this Statement under "Certain Risk Factors and Investment Methods."

         Special Risk Factors.

         Risk of Imperfect Correlation of Hedging Instruments with the Portfolio's Portfolio. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Portfolio bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

         It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Portfolio enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Portfolio's portfolio or the intended acquisitions being hedged.

         The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the difference in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

         The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Portfolio is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Portfolio in connection with such transactions.

         In writing a covered call option on a security, index or futures contract, the Portfolio also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Portfolio covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Portfolio may not be fully covered. As a result, the Portfolio could be subject to risk of loss in the event of adverse market movements.

         Risks of Non-Hedging Transactions. The Portfolio may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. Nevertheless, the method of covering an option employed by the Portfolio may not fully protect it against risk of loss and, in any event, the Portfolio could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Portfolio may also enter into futures, Forward Contracts for non-hedging purposes. For example, the Portfolio may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Portfolio will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts may be leveraged, which could expose the Portfolio to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Portfolio to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

         With respect to the writing of straddles on securities, the Portfolio incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Portfolio with two simultaneous premiums on the same security, but involve additional risk, since the Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

         Risk of a Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. In that event, it may not be possible to close out a position held by the Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Portfolio has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio, and could result in trading losses.

         The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Potential Bankruptcy of a Clearinghouse or Broker. When the Portfolio enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Portfolio has effected the transaction. In that event, the Portfolio might not be able to recover amounts deposited as margin, or amounts owed to the Portfolio in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Portfolio could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

         Trading and Position Limits. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers.) Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Sub-advisor does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Portfolio.

         Risks of Options on Futures Contracts. The amount of risk the Portfolio assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

         Risks of Transactions in Foreign Currencies and Over-the-Counter Derivatives and Other Transactions Not Conducted on U.S. Exchanges. Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Portfolio. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

         Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

         Unlike transactions entered into by the Portfolio in Futures Contracts and exchange-traded options, on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction.

         Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions.

         Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default.

         The purchase and sale of exchange-traded foreign currency options, is subject to the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     Short Term Instruments. The Portfolio may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

         Temporary Defensive Positions. During periods of unusual market conditions when the Sub-advisor believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Portfolio may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government securities and related repurchase agreements.

         Warrants. The Portfolio may invest in warrants. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations, in absolute terms. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

         Additional information regarding warrants is included in this Statement and the Trust's Prospectus under "Certain Risk factors and Investment Methods."

         "When-Issued" Securities. The Portfolio may purchase securities on a "when-issued," "forward commitment," or "delayed delivery basis." The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. While awaiting delivery of securities purchased on such basis, the Portfolio will identify liquid and unencumbered assets equal to its forward delivery commitment.

         For more information about when-issued securities, please see this Statement under "Certain Risk Factors and Investment Methods."

AST Janus Small-Cap Growth Portfolio:

Investment Objective: As stated in the Prospectus, the Portfolio's investment objective is capital appreciation. Realization of income is not a significant investment consideration and any income realized on the Portfolio's investments therefore will be incidental to the Portfolio's objective.

Investment Policies:

         Investment Company Securities. From time to time, the Portfolio may invest in securities of other investment companies, subject to the provisions of
Section 12(d)(1) of the 1940 Act. The Portfolio may invest in securities of money market funds managed by the Sub-advisor subject to the terms of an exemptive order obtained by the Sub-advisor and the funds that are advised or sub-advised by the Sub-advisor. Under such order, the Portfolio will limit its aggregate investment in a money market fund managed by the Sub-advisor to the greater of (i) 5% of its total assets or (ii) $2.5 million, although the Trust's Board of Trustees may increase this limit up to 25% of the Trust's total assets.

         Depositary Receipts. The Portfolio may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are described in the Trust's Prospectus under "Certain Risk Factors and Investment Methods." Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolio may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies.

         Income-Producing Securities. Types of income producing securities that the Portfolio may purchase include, but are not limited to, (i) variable and floating rate obligations, which are securities having interest rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate, (ii) standby commitments, which are instruments similar to puts that give the holder the option to obligate a broker, dealer or bank to repurchase a security at a specified price, and (iii) tender option bonds, which are securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. The Portfolio will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of its portfolio. The Portfolio may also invest in inverse floaters, which are debt instruments the interest on which varies in an inverse relationship to the interest rate on another security. For example, certain inverse floaters pay interest at a rate that varies inversely to prevailing short-term interest rates. Some inverse floaters have an interest rate reset mechanism that multiplies the effects of changes in an underlying index. Such a mechanism may increase fluctuations in the security's market value. The Portfolio will not invest more than 5% of its assets in inverse floaters.

         High-Yield/High-Risk Securities. The Portfolio intends to invest less than 35% of its net assets in debt securities that are rated below investment grade (e.g., securities rated BB or lower by Standard & Poor's Ratings Services ("Standard & Poor's") or Ba or lower by Moody's Investors Service, Inc. ("Moody's")). Lower rated securities involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Portfolio would experience a reduction in its income, and could expect a decline in the market value of the securities so affected.

         The Portfolio may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the Sub-advisor may treat such securities as unrated debt. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. The Sub-advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, in determining whether to purchase unrated municipal bonds. Unrated debt securities will be included in the 35% limit unless the portfolio managers deem such securities to be the equivalent of investment grade securities.

         The Portfolio may purchase defaulted securities subject to the above limits, but only when the Sub-advisor believes, based upon its analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Sub-advisor's belief as to the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

                  Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about their condition. The market prices of securities of such issuers also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

                  Disposition of Portfolio Securities. Although the Portfolio generally will purchase securities for which the Sub-advisor expects an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Portfolio will limit holdings of any such securities to amounts that the Sub-advisor believes could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Portfolio's ability to readily dispose of securities to meet redemptions.

     Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Portfolio.

         Reverse Repurchase Agreements. The Portfolio may use reverse repurchase agreements to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, rather than to obtain cash to make additional investments. The Portfolio will enter into reverse repurchase agreements only with parties that the Sub-advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Portfolio, although the requirement for the Portfolio to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

         For an additional discussion of repurchase agreements and reverse repurchase agreements and their risks, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures, Options and Forward Contracts. The Portfolio may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices, and foreign currencies, and forward contracts. The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contract positions and options on futures contracts written by the Portfolio would exceed the market value of the Portfolio's total assets. The Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.

         The Portfolio may buy or write options in privately negotiated transactions on the types of securities, and on indices based on the types of securities, in which the Portfolio is permitted to invest directly. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option purchased or written by the Portfolio in a negotiated transaction is illiquid, the value of the option purchased or the amount of the Portfolio's obligations under an option it has written, as the case may be, will be subject to the Portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction when the Sub-advisor believes it would be advantageous for the Portfolio to do so. For a description of these strategies and instruments and certain of their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar Instruments. The Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

         Swaps and Swap-Related Products. The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. If the Portfolio enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, are less liquid than swaps. To the extent the Portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. The Portfolio bears the risk of loss of any payments it is contractually obligated to make in connection with interest rate swaps. In addition, if the other party to an interest rate swap that is not collateralized defaults, the Portfolio would risk the loss of the payments that it contractually is entitled to receive. The Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Janus Small-Cap Growth Portfolio. These limitations are not "fundamental" restrictions, and may be changed by the Trustees without shareholder approval.

1. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

2. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

3. The Portfolio does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolio's Sub-advisor acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule,
     Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

4. The Portfolio may not invest in companies for the purpose of exercising control of management.

AST Kemper Small-Cap Growth Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek maximum appreciation of investors' capital from a portfolio primarily of growth stocks of smaller companies.

Investment Policies:

         Options. The Portfolio may write (sell) call options on securities as long as it owns the underlying securities subject to the option, or an option to purchase the same underlying securities having an exercise price equal to or less than the exercise price of the option, or will establish and maintain with the Portfolio's custodian for the term of the option a segregated account consisting of cash or other liquid securities ("eligible securities") to the extent required by applicable regulation in connection with the optioned securities. The Portfolio may write put options provided that, so long as the Portfolio is obligated as the writer of the option, the Portfolio owns an option to sell the underlying securities subject to the option having an exercise price equal to or greater than the exercise price of the option, or it deposits and maintains with the custodian in a segregated account eligible securities having a value equal to or greater than the exercise price of the option. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Portfolio may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a benchmark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The Portfolio may write
(sell) call and put options on up to 25% of net assets and may purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium, plus the interest income on the securities in the segregated account. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received and any interest income earned on the securities in the segregated account.

         For an additional discussion of investing in options and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter Options. The Portfolio may deal in over-the-counter traded options ("OTC options"). Unlike exchange-traded options, OTC options are transacted directly with dealers and not with a clearing corporation. Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the Sub-advisor and verified in appropriate cases. In writing OTC options, the Portfolio receives the premium in advance from the dealer. OTC options are available for a greater variety of securities or other assets, and for a wider range of expiration dates and exercise prices, than exchange traded options.

         The staff of the SEC takes the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. Accordingly, the Portfolio will only engage in OTC options transactions with dealers that have been specifically approved by the Sub-advisor. The Sub-advisor believes that the approved dealers should be able to enter into closing transactions if necessary and, therefore, present minimal credit risks to the Portfolio. The Sub-advisor will monitor the creditworthiness of the approved dealers on an on-going basis. The Portfolio currently will not engage in OTC options transactions if the amount invested by the Portfolio in OTC options, plus a "liquidity charge" related to OTC options written by the Portfolio, plus the amount invested by the Portfolio in other illiquid securities, would exceed 15% of the Portfolio's net assets. The "liquidity charge" referred to above is computed as described below.

         The Portfolio anticipates entering into agreements with dealers to which the Portfolio sells OTC options. Under these agreements the Portfolio would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Portfolio to repurchase a specific OTC option written by the Portfolio, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

                  Options on Securities Indices. The Portfolio, as part of its options transactions, may also use options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Portfolio owns or intends to purchase, and not for speculation. When the Portfolio writes an option on a securities index, it will be required to deposit with its custodian and mark-to-market eligible securities to the extent required by applicable regulation. In addition, where the Portfolio writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Portfolio will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. The Portfolio may also purchase and sell options on indices other than securities indices, as available, such as foreign currency indices. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot cover its potential settlement obligations by acquiring and holding the underlying securities. Index options involve risks similar to those risks relating to transactions in financial futures contracts described below.

         For an additional discussion of investing in OTC options and options on securities indices, and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Financial Futures Contracts and Related Options. The Portfolio may enter into financial futures contracts. This investment technique is designed primarily to hedge (i.e. protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might affect adversely the value of securities or other assets which the Portfolio holds or intends to purchase. For example, when the near-term market view is bearish but the portfolio composition is judged satisfactory for the longer term, exposure to temporary declines in the market may be reduced by entering into futures contracts to sell securities or the cash value of an index. Conversely, where the near-term view is bullish, but the Portfolio is believed to be well positioned for the longer term with a high cash position, the Portfolio can hedge against market increases by entering into futures contracts to buy securities or the cash value of an index. In either case, the use of futures contracts would tend to minimize portfolio turnover and facilitate the Portfolio's pursuit of its investment objective. Also, if the Portfolio owned long-term bonds and interest rates were expected to rise, it could sell financial futures contracts. If interest rates did increase, the value of the bonds held by the Portfolio would decline, but this decline would be offset in whole or in part by an increase in the value of the Portfolio's futures contracts. If, on the other hand, long-term interest rates were expected to decline, the Portfolio could hold short-term debt securities and benefit from the income earned by holding such securities, while at the same time the Portfolio could purchase futures contracts on long-term bonds or the cash value of a securities index. Thus, the Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them. The futures contracts and short-term debt securities could then be liquidated and the cash proceeds used to buy long-term bonds. At the time of delivery, in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities to be delivered under a futures contract may not have been issued at the time the contract was written.

         The market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures market could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of these price distortions and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The Portfolio may purchase and write call and put options on financial futures contracts. Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts. The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding futures contracts of the Portfolio and futures contracts subject to outstanding options written by the Portfolio would exceed 50% of the total assets of the Portfolio. For an additional discussion of investing in financial futures contracts and options on financial futures contracts and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Section 4(2) Paper. The Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Such commercial paper is traded primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Portfolio, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Section 4(2) paper will be considered illiquid, and subject to the Portfolio's limitation on investing in illiquid securities, unless the Sub-advisor determines such Section 4(2) paper to be liquid under guidelines established by the Board of Trustees of the Trust.

         Collateralized Obligations. The Portfolio may invest in asset-backed and mortgage-backed securities, including interest only ("IO") and principal only ("PO") securities (collectively, "collateralized obligations"). A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile.

                  The Portfolio will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to the Portfolio's investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. The Portfolio does not currently intend to invest more than 5% of its total assets in collateralized obligations.

         Because some collateralized obligations are issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity through these collateralized obligations than through direct investments in mortgage pass-through securities. Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield. Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of these collateralized obligations. Rather, the payments on the underlying portfolio or pool of obligations are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect "strip" the interest payments from principal payments of the underlying obligations and allow for the separate purchase of either the interest or the principal payments, sometimes called interest only ("IO") and principal only ("PO") securities. By investing in IOs and POs, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements.

         Collateralized obligations are designed to be retired as the underlying obligations are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first. Although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there generally will be sufficient collateral to secure collateralized obligations that remain outstanding. Governmentally-issued and privately-issued IO's and PO's will be considered illiquid for purposes of the Portfolio's limitation on illiquid securities unless they are determined to be liquid under guidelines established by the Board of Trustees.

         In reliance on an interpretation by the SEC, the Portfolio's investments in certain qualifying collateralized obligations are not subject to the limitations in the 1940 Act regarding investments by a registered investment company, such as the Portfolio, in another investment company.

         The Portfolio may also invest in "inverse floaters." These inverse floaters are more volatile than conventional fixed or floating rate collateralized obligations, and their yield and value will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based. As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments. Currently, the Portfolio does not intend to invest more than 5% of its net assets in inverse floaters.

         For an additional discussion of investing in collateralized obligations and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Kemper Small-Cap Growth Portfolio. These limitations are not "fundamental" restrictions and may be changed without shareholder approval. The Portfolio will not:

1. Invest for the purpose of exercising control or management of another issuer.

2. Purchase securities of other investment companies, except in compliance with the 1940 Act.

3.   Invest more than 15% of its net assets in illiquid securities.

AST Federated Aggressive Growth Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective.

         Equity Securities. The Portfolio cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value generally increases directly with any increase in the value of the issuer's business. Types of equity securities in which the Portfolio may invest include common stocks, preferred stocks, real estate investment trusts, and American Depositary Receipts.

                  Preferred Stocks. In addition to the right to receive specified dividends or distributions, some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Portfolio may also treat such redeemable preferred stock as a fixed income security.

                  Real Estate Investment Trusts (REITs). REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

For additional information on equity securities and their risks, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Fixed Income Securities. Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or may be adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.


         A security's yield measures the annual income earned on the security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield of the security may change based upon the probability of an early redemption.



         Market factors other than changes in interest rates, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Fixed income securities are also subject to call risk. Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price. If a fixed income security is called, the Portfolio may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.


         If a security is downgraded, the Sub-advisor will reevaluate the security, but will not be required to sell it. If the Portfolio buys securities that have not received a rating, the Portfolio must rely entirely upon the Sub-advisor's credit assessment. Trading opportunities are more limited for fixed income securities that are unrated, have received ratings below investment grade or are not widely held.

         Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.


         Additional information on fixed income securities and their risks is included in this Statement and in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The following describes the types of fixed income securities in which the Portfolio may invest.

          Treasury Securities. Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.


          Agency Securities. Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a "GSE"). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.


          Mortgage-Backed Securities. Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

         Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities are pass-through certificates. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.


          Commercial Paper. Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.


          Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The
     Portfolio may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

         In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities will have priority over holders of subordinated securities in terms their claims on the company's assets. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.



          Bank Instruments. Bank instruments are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

                  Demand Instruments. Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Because of the demand feature, the prices of demand instruments generally fluctuate as though they were short-term securities, even though these instruments may have longer stated maturities.

         Convertible Securities. Convertible securities are fixed income securities that the Portfolio has the option to exchange for equity securities at a specified conversion price. The option allows the Portfolio to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Portfolio may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Portfolio could realize an additional $2 per share by converting its fixed income securities.

         Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Portfolio to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

         The Portfolio treats convertible securities as both fixed income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

         Derivative Contracts. For purposes of the Portfolio, derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. The other party to a derivative contract is referred to as a counterparty.

         Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

         Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Portfolio from closing out a position. If this happens, the Portfolio will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so).

         The  Portfolio  may also trade  derivative  contracts  over-the-counter
(OTC) in transactions negotiated directly between the Portfolio and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

         Depending upon how the Portfolio uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Portfolio's exposure to risks relating to changes in security prices, interest rates and currency exchange rates. OTC contracts also expose the Fund to the risk that a counterparty will default on the contract.

         The Portfolio may trade in the following types of derivative contracts:

o The Portfolio may buy and sell futures contracts relating to financial instruments and indices.

o The Portfolio may buy call options on portfolio securities, indices and futures in anticipation of an increase in the value of the underlying asset.

o The Portfolio may buy put options on portfolio securities, indices and futures in anticipation of a decrease in the value of the underlying asset.

o The Portfolio may write call options on portfolio securities, indices and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset.

o The Portfolio may also write put options on portfolio securities, indices and futures to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset.

         For additional information on derivative contracts, including futures and options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Foreign Securities. Foreign securities are securities of issuers based outside the United States. The Portfolio considers an issuer to be based outside the United States if:

o it is organized under the laws of, or has a principal office located in, another country;

o    the principal trading market for its securities is in another country; or

o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

         Investment income on foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolio would be subject. The effective rate of foreign tax cannot be predicted since the amount of Portfolio assets to be invested within various countries is uncertain.

         Additional Information about foreign securities and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Foreign Government Securities. Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

         Foreign government securities also include fixed income securities of quasi-governmental agencies (i.e., securities issued by entities owned by a national, state or equivalent government or obligations of a political unit that are not backed by the national government's full faith and credit). Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

         Delayed-Delivery Transactions. The Portfolio records a delayed-delivery or when-issued transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Additional information on delayed-delivery and when-issued transactions is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Securities Lending. The Portfolio may lend portfolio securities to borrowers that are deemed creditworthy by the Investment Manager or Sub-advisor. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Portfolio the equivalent of any dividends or interest received on the loaned securities. The Portfolio may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Additional information about securities lending and its risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Federated Aggressive Growth Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval.

         1. The Portfolio will not purchase securities on margin, provided that the Portfolio may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

         2. The Portfolio will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

         3. The Portfolio will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Portfolio's net assets.

AST Lord Abbett Small Cap Value Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek long-term capital appreciation.

Investment Policies:

         Foreign Currency Hedging Techniques. The Portfolio expects to enter into forward foreign currency contracts in primarily two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the Portfolio may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency or, in the alternative, the Portfolio may use a cross-hedging technique whereby it sells another currency which the Portfolio expects to decline in a similar way but which has a lower transaction cost. The Portfolio does not intend to enter into forward contracts under this second circumstance on a continuous basis. For an additional discussion of forward foreign currency contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Portfolio also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms trade unlisted options which are more flexible than exchange-listed options with respect to strike price and maturity date. Unlisted options generally are available in a wider range of currencies. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. Unlisted options, together with other illiquid securities, are subject to a limit of 15% of the Portfolio's net assets. The premiums paid for foreign currency put options will not exceed 5% of the net assets of the Portfolio.

         The Portfolio may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such call writing may not exceed 90% of the value of the securities denominated in such currency invested in by the Portfolio or in such cross currency (referred to above) to cover such call writing. For an additional discussion of foreign currency options and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Call Options on Stock. The Portfolio may, from time to time, write call options on its portfolio securities. The Portfolio may write only call options which are "covered," meaning that the Portfolio either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in its portfolio. In addition, the Portfolio will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction.

         The Portfolio would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option, the Portfolio is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. The Portfolio may not purchase call options except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Portfolio for writing the option.

         Generally, the Portfolio intends to write listed covered call options during periods when it anticipates declines in the market values of portfolio securities because the premiums received may offset to some extent the decline in the Portfolio's net asset value occasioned by such declines in market value. Except as part of the "sell discipline" described below, the Portfolio will generally not write listed covered call options when it anticipates that the market values of its portfolio securities will increase.

         One reason for the Portfolio to write call options is as part of a "sell discipline." If the Portfolio decides that a portfolio security would be overvalued and should be sold at a certain price higher than the current price, it could write an option on the stock at the higher price. Should the stock subsequently reach that price and the option be exercised, the Portfolio would, in effect, have increased the selling price of that stock, which it would have sold at that price in any event, by the amount of the premium. In the event the market price of the stock declined and the option were not exercised, the premium would offset all or some portion of the decline. It is possible that the price of the stock could increase beyond the exercise price; in that event, the Portfolio would forego the opportunity to sell the stock at that higher price.

         In addition, call options may be used as part of a different strategy in connection with sales of portfolio securities. If, in the judgment of the Sub-advisor, the market price of a stock is overvalued and it should be sold, the Portfolio may elect to write a call option with an exercise price below the current market price. As long as the value of the underlying security remains above the exercise price during the term of the option, the option will, in all probability, be exercised, in which case the Portfolio will be required to sell the stock at the exercise price. If the sum of the premium and the exercise price exceeds the market price of the stock at the time the call option is written, the Portfolio would, in effect, have increased the selling price of the stock. The Portfolio would not write a call option in these circumstances if the sum of the premium and the exercise price were less than the current market price of the stock. For an additional discussion of call options and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Put Options on Stock. The Portfolio may also write listed put options. Writing listed put options is a useful portfolio investment strategy when the Portfolio has cash or other reserves available for investment as a result of sales of Portfolio shares or, more importantly, because the Sub-advisor believes a more defensive and less fully invested position is desirable in light of market conditions. If the Sub-advisor wishes to invest its cash or reserves in a particular security at a price lower than current market value, it may write a put option on that security at an exercise price which reflects the lower price it is willing to pay. The buyer of the put option generally will not exercise the option unless the market price of the underlying security declines to a price near or below the exercise price. If the Portfolio writes a listed put, the price of the underlying stock declines and the option is exercised, the premium, net of transaction charges, will reduce the purchase price paid by the Portfolio for the stock. The price of the stock may decline by an amount in excess of the premium, in which event the Portfolio would have foregone an opportunity to purchase the stock at a lower price.

         If, prior to the exercise of a put option, the Portfolio determines that it no longer wishes to invest in the stock on which the put option had been written, the Portfolio may be able to effect a closing purchase transaction on an exchange by purchasing a put option of the same series as the one which it has previously written. The cost of effecting a closing purchase transaction may be greater than the premium received on writing the put option and there is no guarantee that a closing purchase transaction can be effected. For an additional discussion of put options and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Stock Index Options. Except as describe below, the Portfolio will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Portfolio writes a call option on a broadly-based stock market index, the Portfolio will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, one or more "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

         Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Portfolio will not purchase or sell any index option contract unless and until, in the Sub-advisor's opinion, the market for such options has developed sufficiently that such risk in connection with such transactions in no greater than such risk in connection with options on stocks. For an additional discussion of stock index options and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Segregated Accounts. If the Portfolio has written an option on an industry or market segment index, it will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, at least ten different "qualified securities," which are securities of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Portfolio has not written a stock call option and which has not been hedged by the Portfolio by the sale of stock index futures. Such securities will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Portfolio's holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated, pledged or escrowed. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Portfolio will so segregate, escrow or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when the Portfolio writes a call on an index which is in-the-money at the time the call is written, the Portfolio will segregate with its custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Portfolio's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. However, if the Portfolio holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or other liquid assets in a segregated account with its custodian, it will not be subject to the requirements describe in this paragraph. In instances involving the purchase of stock index futures contracts by the Portfolio, an amount of cash or permitted securities equal to the market value of the futures contracts will be deposited in a segregated account with the its custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures are unleveraged.

         Stock Index Futures. The Portfolio will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in the Portfolio's portfolio or which it intends to purchase. The Portfolio will engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Portfolio. The Portfolio may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of the Portfolio's net assets.

         Limitations on Stock Options, Options on Stock Indices and Stock Index Futures Transactions. The Portfolio may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Portfolio is obligated as a writer. The Portfolio does not currently intend to write covered call options with respect to securities with an aggregate market value of more than 5% of its gross assets at the time an option is written. The Portfolio will not (a) write puts having an aggregate exercise price greater than 25% of the Portfolio's net assets; or (b) purchase (i) put options on stocks not held in the Portfolio's portfolio, (ii) put options on stock indices, or (iii) call options on stocks or stock indices if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Portfolio's net assets.

         Special Risks of Writing Calls on Indices. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Portfolio will write call options on indices only under the circumstances described above under "Limitations on Stock Options, Options on Stock Indices and Stock Index Futures Transactions."

         Unless the Portfolio has other liquid assets that are sufficient to satisfy the exercise of a call, the Portfolio would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Portfolio fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% of the Portfolio's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

         When the Portfolio has written a call, there is also a risk that the market may decline between the time the call is written and the time the Portfolio is able to sell stocks in its portfolio. As with stock options, the Portfolio will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Portfolio would be able to deliver the underlying securities in settlement, the Series may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Portfolio has written is "covered" by an index call held by the Portfolio with the same strike price, the Portfolio will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Portfolio exercises the call it holds or the time the Portfolio sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

         Short Sales. The Portfolio may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a "short sale against-the-box"), and that not more than 25% of the Portfolio's net assets (determined at the time of the short sale) may be subject to such sales. Notwithstanding this 25% limitation, the Portfolio does not currently intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against-the-box.

         Debt Securities. The Portfolio may invest in straight bonds or other debt securities, including lower rated, high-yield bonds. Neither an issuer's ceasing to be rated investment grade nor a rating reduction below that grade will require elimination of a bond from the Portfolio's portfolio. The Portfolio has no present intention to commit more than 5% of gross assets to investing in debt securities. For a discussion of debt securities, including lower rated, high-yield bonds, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Lord Abbett Small Cap Value Portfolio. The limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:

1. Pledge its assets (other than to secure borrowings or to the extent permitted by the Portfolio's investment policies as permitted by applicable law);

2. Make short sales of securities or maintain a short position except to the extent permitted by applicable law;

3. Invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Trustees;

4. Invest in the securities of other investment companies except as permitted by applicable law;

5. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; or

6. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in this Statement and the Trust's Prospectus, as they may be amended from time to time.

AST Gabelli Small-Cap Value Portfolio:

Investment Objective: The investment objective of the Portfolio is to provide long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued.

Investment Policies:

         Although primarily all of the Portfolio's assets are invested in common stocks, the Portfolio may invest in convertible securities, corporate debt securities and preferred stocks. The fixed-income securities in which the Portfolio may invest include, but are not limited to, those described below. See this Statement under "Certain Risk Factors and Investment Methods," for an additional discussion of debt obligations.

     U.S. Government Obligations. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

     U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home
Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

     Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Portfolio may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

     Short-Term Corporate Debt Securities. Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

     Commercial Paper. Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

     Foreign   Government   Securities.   Issued  or  guaranteed  by  a  foreign
government, province, instrumentality, political subdivision or similar unit thereof.

     Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

     Supranational Entities. The Portfolio may also invest in the securities of certain supranational entities, such as the International Development Bank.

     Lower-Rated Debt Securities. The Portfolio's investment program permits it to purchase below investment grade securities, commonly referred to as "junk bonds." The Portfolio will not purchase a junk bond if immediately after such purchase the Portfolio would have more than 5% of its total assets invested in such securities. Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default -- that is, the nonpayment of interest and principal by the issuer than higher quality investments. Such securities are also subject to special risks, discussed below. Although the Portfolio seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Portfolio will achieve its investment objective.

         After purchase by the Portfolio, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, the Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Trust's Prospectus.

         Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent the Portfolio invests in such bonds, achievement of its investment objective will be more dependent on the Sub-advisor's credit analysis than would be the case if the Portfolio was investing in higher quality bonds. For a discussion of the special risks involved in low-rated bonds, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Mortgage-Backed Securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, the Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Trust's Prospectus. For a discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized Mortgage Obligations (CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. For an additional discussion of CMOs and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Stripped Agency Mortgage-Backed Securities. Stripped Agency Mortgage-Backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers similar to those described above with respect to CMOs and privately-issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

         The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

         The Portfolio will treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Portfolio's net assets. The Sub-advisor will determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue; and the number of dealers who make a market in the IO or PO. The Portfolio will treat non-government-issued IOs and POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the SEC modifies its position.

         Asset-Backed Securities. The Portfolio may invest a portion of its assets in debt obligations known as asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile Receivable Securities. The Portfolio may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities").

                  Credit Card Receivable Securities. The Portfolio may invest in asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other Assets. The Sub-advisor anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. The Portfolio may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies. For a discussion of these securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Writing Covered Call Options. The Portfolio may write (sell) American or European style "covered" call options and purchase options to close out options previously written by a Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

         The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency. The Portfolio does not consider a security or currency covered by a call to be "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

         Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

         The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

         The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

         The Portfolio will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing Covered Put Options. The Portfolio may write American or European style covered put options and purchase options to close out options previously written by the Portfolio.

         The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

         The Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

         Purchasing Put Options. The Portfolio may purchase American or European style put options. As the holder of a put option, the Portfolio has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

         The premium paid by the Portfolio when purchasing a put option will be recorded as an asset of the Portfolio. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

         Purchasing Call Options. The Portfolio may purchase American or European style call options. As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided in this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Dealer (Over-the-Counter) Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction. For a discussion of dealer options, see this Statement under "Certain Risk Factors and Investment Methods."

         Futures Contracts.

                  Transactions in Futures. The Portfolio may enter into futures contracts, including stock index, interest rate and currency futures ("futures" or "futures contracts"). The Portfolio may also enter into futures on commodities related to the types of companies in which it invests, such as oil and gold futures. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

         Stock index futures contracts may be used to attempt to hedge a portion of the Portfolio, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Portfolio may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Portfolio successfully, the Portfolio must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Portfolio's securities.

         Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas.

                  Regulatory Limitations. The Portfolio will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

         The Portfolio may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those positions would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Trustees of the Trust without a shareholder vote and does not limit the percentage of the Portfolio's assets at risk to 5%.

         In instances involving the purchase of futures contracts or the writing of call or put options thereon by the Portfolio, an amount of cash or other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the Portfolio to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Portfolio's assets to cover or identified accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         Options on Futures Contracts. The Portfolio may purchase and sell options on the same types of futures in which it may invest. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by the Sub-advisor or its affiliates. Such aggregated orders would be allocated among the Portfolio and such other portfolios in a fair and non-discriminatory manner. See this Statement and Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks in options and future contracts.

         Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

         Foreign Futures and Options. The Portfolio is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers. There are special risks in foreign investing. Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the Portfolio will invest. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe and the Middle East. For an additional discussion of certain risks involved in investing in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Portfolio's use of such contracts would include, but not be limited to, the following. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when the Sub-advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         The Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio's investment objective and policies. However, the Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio's holdings of liquid assets and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

         At the maturity of a forward contract, the Portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. For a discussion of certain risk factors involved in foreign currency transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Portfolio may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (or, in the case of foreign exchange contracts, entirely as ordinary income or loss). The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

         As a result of the "Taxpayer Relief Act of 1997," entering into certain option, futures contracts, or forward contracts may be deemed a "constructive sale" of offsetting securities, which could result in a taxable gain from the sale being distributed to shareholders. The Portfolio would be required to distribute any such gain even though it would not receive proceeds from the sale at the time the option, futures or forward position is entered into.

         Hybrid Instruments. Hybrid Instruments have been developed and combine the elements of futures contracts, options or other financial instruments with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments). Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in investing in hybrid instruments see this Statement under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements. Although the Portfolio has no current intention, in the foreseeable future, of engaging in reverse repurchase agreements, the Portfolio reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Portfolio.

     Warrants. The Portfolio may acquire warrants. For a discussion of certain risks involved therein, see this Statement under "Certain Risk Factor and Investment Methods."

         Lending of Portfolio Securities. Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash or U.S. government securities. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on three business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

         When-Issued Securities and Forward Commitment Contracts. The Portfolio may purchase securities on a "when-issued" or delayed delivery basis and may purchase securities on a forward commitment basis. Any or all of the Portfolio's investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. The Portfolio will cover its commitments with respect to these securities by maintaining cash and/or other liquid assets with its custodian bank equal in value to these commitments during the time between the purchase and the settlement. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. For a discussion of these securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

     Money Market Securities. The Portfolio will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, rated in the two highest rating categories, maturing in one year or less.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Gabelli Small-Cap Value Portfolio. These limitations are not "fundamental" restrictions, and can be changed by the Trustees without shareholder approval. The Portfolio will not:

1. Purchase additional securities when money borrowed exceeds 5% of its total assets;

2.   Invest in companies for the purpose of exercising management or control;

3. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Portfolio's net asset value;

4. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

5. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or the conditions of any order of exemption from the SEC regarding the purchase of securities of money market funds managed by the Sub-advisor or its affiliates;

6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;

7. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

8. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Trust's Prospectus and this Statement;

9.   Effect short sales of securities; or

10. Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants, except that this restriction does not apply to warrants acquired as a result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market.

AST Janus Mid-Cap Growth Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek long-term growth of capital.

Investment Policies:

         Foreign Securities. The Portfolio may invest up to 25% of its net assets in foreign securities denominated in foreign currencies and not publicly traded in the United States. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. For a discussion of the risks involved in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary Receipts. The Portfolio may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are described in the Trust's Prospectus under "Certain Risk Factors and Investment Methods." Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolio may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies.

         Investment Company Securities. From time to time, the Portfolio may invest in securities of other investment companies, subject to the provisions of
Section 12(d)(1) of the 1940 Act. The Portfolio may invest in securities of money market funds managed by the Sub-advisor in excess of the limitations of
Section 12(d)(1) under the terms of an SEC exemptive order obtained by the Sub-advisor and the funds that are advised or sub-advised by the Sub-advisor.

         Municipal Obligations. The Portfolio may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by among other things the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable the Portfolio to demand payment on short notice from the issuer or a financial intermediary.

         Income-Producing Securities. Types of income producing securities that the Portfolio may purchase include, but are not limited to, (i) variable and floating rate obligations, which are securities having interest rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate, (ii) standby commitments, which are instruments similar to puts that give the holder the option to obligate a broker, dealer or bank to repurchase a security at a specified price, and (iii) tender option bonds, which are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals. The Portfolio will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of its portfolio. The Portfolio may also invest in inverse floaters, which are debt instruments the interest on which varies in an inverse relationship to the interest rate on another security. If movements in interest rates are incorrectly anticipated, the Portfolio could lose money or its net asset value could decline by the use of inverse floaters. The Portfolio will not invest more than 5% of its assets in inverse floaters. The Portfolio may also invest in strip bonds, which are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

         Zero Coupon, Step Coupon and Pay-In-Kind Securities. The Portfolio may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are described in this Statement under "Certain Risk Factors and Investment Methods." Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of the Portfolio's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

         Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

         High-Yield/High-Risk Securities. The Portfolio may invest up to 35% of its net assets in bonds that are rated below investment grade. The Portfolio may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. The Sub-advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, in determining whether to purchase unrated municipal bonds. Unrated bonds will be included in the 35% limit unless the Sub-advisor deems such securities to be the equivalent of investment grade securities. For a description of these securities and a discussion of the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Portfolio may purchase defaulted securities subject to the above limits, but only when the Sub-advisor believes, based upon its analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Sub-advisor's belief as to the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

                  Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about their condition. The market prices of securities of such issuers also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

                  Disposition of Portfolio Securities. Although the Portfolio generally will purchase securities for which the Sub-advisor expects an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Portfolio will limit holdings of any such securities to amounts that the Sub-advisor believes could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Portfolio's ability to readily dispose of securities to meet redemptions.

          Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Portfolio.

         Reverse Repurchase Agreements. The Portfolio may use reverse repurchase agreements to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. The Portfolio will enter into reverse repurchase agreements only with parties that the Sub-advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Portfolio, although the requirement for the Portfolio to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

         For an additional discussion of reverse repurchase agreements and their risks, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures, Options and Forward Contracts. The Portfolio may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices, and foreign currencies, and forward contracts. The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contract positions and options on futures contracts written by the Portfolio would exceed the market value of the Portfolio's total assets. The Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.

         The Portfolio may buy or write options in privately negotiated transactions on the types of securities, and on indices based on the types of securities, in which the Portfolio is permitted to invest directly. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option purchased or written by the Portfolio in a negotiated transaction is illiquid, the value of the option purchased or the amount of the Portfolio's obligations under an option it has written, as the case may be, will be subject to the Portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction when the Sub-advisor believes it would be advantageous for the Portfolio to do so. For a description of these strategies and instruments and certain of their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar Instruments. The Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

         Swaps and Swap-Related Products. The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. If the Portfolio enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, are less liquid than swaps. To the extent the Portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Portfolio would risk the loss of the payments that it contractually is entitled to receive. The Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Janus Mid-Cap Growth Portfolio. These limitations are not "fundamental" restrictions, and may be changed by the Trustees without shareholder approval.

         1. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

         2. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         3. The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         4. The Portfolio does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolio's Sub-advisor acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

5. The Portfolio may not invest in companies for the purpose of exercising control of management.

AST Alger Mid-Cap Growth Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek long-term capital growth.

Investment Policies:

     Cash Position. In order to afford the Portfolio the flexibility to take advantage of new opportunities for investments in accordance with its investment objective or to meet redemptions, it may, under normal circumstances, hold up to 15% of its total assets in money market instruments including, but not limited to, certificates of deposit, time deposits and bankers' acceptances issued by domestic bank and thrift institutions, U.S. Government securities, commercial paper and repurchase agreements. In addition, when the Sub-advisor's analysis of economic and technical market factors suggests that common stock prices will decline sufficiently so that a temporary defensive position is deemed advisable, the Portfolio may invest in these instruments without limitation.

     U.S. Government Obligations. Obligations, bills, notes, bonds, and other debt securities issued by the U.S. Treasury are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S. Government Agency Obligations. These securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Administration, Federal Housing Administration and Maritime Administration. Some of these securities are supported by the full faith and credit of the U.S.
Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury. Certain of these securities may have volatility risks, prepayment risks and extension risk, which could have a negative impact on the Portfolio's net asset value.

         Bank Obligations. These are certificates of deposit, bankers' acceptances and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

         The Portfolio will not invest in any debt security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign banks, the security is, in the opinion of the Sub-advisor, of an investment quality comparable to other debt securities which may be purchased by the Portfolios. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

         Investments by the Portfolio in foreign bank obligations and obligations of foreign branches of domestic banks present many of the same risks as investments in foreign securities generally. In view of these risks, the Sub-advisor will carefully evaluate these investments on a case-by-case basis. For additional discussion of foreign securities and their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Short-term Corporate Debt Securities. These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate debt securities may have fixed, variable, or floating rates. For additional discussion on debt securities see this Statement under "Certain Risk Factors and Investment Methods."

     Commercial  Paper.   These  are  short-term   promissory  notes  issued  by
corporations primarily to finance short-term credit needs.

         Variable Rate Master Demand Notes. These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Sub-advisor that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes for the Portfolio, the Sub-advisor will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, the Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.


     Firm Commitment Agreements and When-Issued Transactions. Firm commitment agreements and when-issued transactions would be used, for example, when a decline in the yield of securities of a given issuer is anticipated and a more advantageous yield may be obtained by committing currently to purchase securities to be issued later. The Portfolio will segregate cash or liquid securities in an amount sufficient at all times to meet its purchase obligations under these agreements. Additional information about firm commitment agreements, when-issued transactions and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Lending of Portfolio Securities. The Portfolio will not lend securities to the Investment Manager, the Sub-advisor or their affiliates. By lending its securities, the Portfolio can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral or by earning income in the form of interest paid by the borrower when U.S. Government securities are used as collateral. The Portfolio will adhere to the following conditions whenever its securities are loaned: (a) the borrower will be obligated to deliver at least 100 percent cash collateral or equivalent securities to the Portfolio, (b) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the value of the collateral, (c) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value, (d) the Portfolio may pay only reasonable custodian fees in connection with the loan. For additional information on the lending of Portfolio securities and its risks see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest up to 20% of the value of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar-denominated securities of foreign issuers). Foreign securities investments may be affected by, among other matters, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing among nations. Securities purchased on a foreign exchange may be held in custody by a bank or other depository located in that market. For additional discussion on foreign securities see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Alger Mid-Cap Growth Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:

1. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;

2. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 10% of the Portfolio's total assets at the time of borrowing or investment. These restrictions shall not apply to transactions involving reverse repurchase agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis;

3.   Invest in oil, gas or mineral leases.

4. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.


5. The Portfolio may not invest more than 15% of the assets of the Portfolio (taken at the time of the investments) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Portfolio has purchased, securities being used to cover options a Portfolio has written, securities for which market quotations are not readily available, or other securities which legally or in the Sub-advisor's option may be deemed illiquid.


6. Selling securities short, except that the Portfolio may sell securities "short against the box."

7.   Writing or selling puts, calls, straddles, spreads or combinations thereof.

8.   Making investments for the purpose of exercising control or management.

AST Neuberger Berman Mid-Cap Growth Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek capital appreciation.

Investment Policies:

         Securities Loans. In order to realize income, the Portfolio may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or institutional investors. Borrowers are required continuously to secure their obligations to return securities on loan from the Portfolio by depositing collateral, which will be marked to market daily, in a form determined to be satisfactory by the Trustees and equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily. The Sub-advisor believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

         Reverse Repurchase Agreements. In a reverse repurchase agreement, the Portfolio sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest; these agreements are considered borrowings for purposes of the Portfolio's investment limitations and policies concerning borrowings. There is a risk that the counterparty to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

         Covered Call Options. The Portfolio may write covered call options on securities it owns. Generally, the purpose of writing these options is to reduce the effect of price fluctuation of securities held by the Portfolio's net asset value. Securities on which call options may be written by the Portfolio are purchased solely on the basis of investment considerations consistent with the Portfolio's investment objectives.

         When the Portfolio writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Portfolio receives a premium for writing the call option. The Portfolio writes only "covered" call options on securities it owns. So long as the obligation of the writer of the call option continues, the writer may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Portfolio may be obligated to deliver securities underlying a call option at less than the market price thereby giving up any additional gain on the security.

         When the Portfolio purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. A call option would be purchased by the Portfolio to offset a previously written call option.

         The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered call options, which the Portfolio will not do), but is capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option that the Portfolio has written expires unexercised, the Portfolio will realize a gain in the amount of the premium; however, in the case of a call option, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale or purchase of the underlying security.

           The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. The obligation under any option terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series.

           Options are traded both on national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of, every exchange-traded option. In contrast, OTC options are contracts between the Portfolio and its counter-party with no clearing organization guarantee. Thus, when the Portfolio sells or purchases an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a "closing purchase transaction" with the dealer to whom or from whom the Portfolio originally sold or purchased the option. The Sub-advisor monitors the creditworthiness of dealers with which the Portfolio may engage in OTC options, and will limit counterparties in such transactions to dealers with a net worth of at least $20 million as reported in their latest financial statements. For an additional discussion of OTC options and their risks, see this Statement under "Certain Risk Factors and Investment Methods."

           The premium received (or paid) by the Portfolio when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable exchange, less (or plus) a commission. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the general interest rate environment. The premium received by the Portfolio for writing an option is recorded as a liability on the Portfolio's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

         The Portfolio pays the brokerage commissions in connection with purchasing or writing options, including those used to close out existing positions. These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities.

         For an additional discussion of options and their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated equity and debt securities issued by foreign issuers (including governments, quasi-governments and foreign banks) and foreign branches of U.S. banks, including negotiable CDs and commercial paper. These investments are subject to the Portfolio's quality standards. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.

         The Portfolio may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including, but not limited to (1) common and preferred stocks, (2) convertible securities,
(3) warrants, (4) CDs, commercial paper, fixed-time deposits, and bankers' acceptances issued by foreign banks, (5) obligations of other corporations, and
(6) obligations of foreign governments, or their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Risks of investing in foreign currency denominated securities include (1) nationalization, expropriation, or confiscatory taxation, (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the U.S.), and (3) expropriation or nationalization of foreign portfolio companies. Mail service between the U.S. and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. For an additional discussion of the risks associated with foreign securities, whether denominated in U.S. dollars or foreign currencies, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Prices of foreign securities and exchange rates for foreign currencies may be affected by the interest rates prevailing in other countries. The interest rates in other countries are often affected by local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio securities, or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         The Portfolio may invest in foreign corporate bonds and debentures and sovereign debt instruments issued or guaranteed by foreign governments, their agencies or instrumentalities. Foreign debt securities are subject to risks similar to those of other foreign securities, as well as risks similar to those of other debt securities, as discussed in this Statement and in the Trust's Prospectus under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         In order to limit the risk inherent in investing in foreign currency-denominated securities, the Portfolio may not purchase any such security if after such purchase more than 10% of its total assets (taken at market value) would be invested in such securities. Within such limitation, however, the Portfolio is not restricted in the amount it may invest in securities denominated in any one foreign currency.

         Foreign Currency Transactions. The Portfolio may engage in foreign currency exchange transactions. Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies ("forward contracts"). The Portfolio may enter into forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. The Portfolio may also use forward contracts for non-hedging purposes.

         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may wish to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars which approximates the value of some or all of a Portfolio's securities denominated in such foreign currency.

         The Portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, when the Sub-advisor believes that there is a pattern of correlation between the two currencies. The Portfolio may also purchase and sell forward contracts for non-hedging purposes when the Sub-advisor anticipates that the foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Portfolio's portfolio.

         When the Portfolio engages in forward contracts for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. At the consummation of the forward contract, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets into such currency. If the Portfolio engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.

         The Portfolio is not required to enter into such transactions and will not do so unless deemed appropriate by the Sub-advisor.

         Using forward contracts to protect the value of the Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets.

         While the Portfolio may enter forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Portfolio than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may cause the Portfolio to sustain losses which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

         The Portfolio generally will not enter into a forward contract with a term of greater than one year. The Portfolio may experience delays in the settlement of its foreign currency transactions.

         When the Portfolio engages in forward contracts for the sale or purchase of currencies, the Portfolio will either cover its position or establish a segregated account. The Portfolio will consider its position covered if it has securities in the currency subject to the forward contract, or otherwise has the right to obtain that currency at no additional cost. In the alternative, the Portfolio will place cash, fixed income, or equity securities (denominated in the foreign currency subject to the forward contract) in a separate account. The amounts in such separate account will equal the value of the Portfolio's assets which are committed to the consummation of foreign currency exchange contracts. If the value of the securities placed in the separate account declines, the Portfolio will place additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of its commitments with respect to such contracts.

         For an additional discussion of forward foreign currency exchange contracts and their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Foreign Currencies. The Portfolio may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of its net assets for the purpose of protecting against declines in the U.S.
dollar value of portfolio securities or increases in the U.S.-dollar cost of securities to be acquired, or to protect the dollar equivalent of dividend, interest, or other payment on those securities. A decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such decreases in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Portfolio's securities denominated in that currency.

         Conversely, if the dollar value of a currency in which securities to be acquired by the Portfolio are denominated rises, thereby increasing the cost of such securities, the Portfolio may purchase call options on such currency. If the value of such currency increases sufficiently, the Portfolio will have the right to purchase that currency for a fixed amount of dollars which is less than the market value of that currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Portfolio intends to acquire.

         As in the case of other types of options transactions, however, the benefit the Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The Portfolio may also write options on foreign currencies for hedging purposes. For example, if the Sub-advisor anticipates a decline in the dollar value of foreign currency denominated securities because of declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset, at least in part, by the amount of the premium received by the Portfolio.

         Similarly, the Portfolio could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option most likely will not be exercised, and such increased cost will be offset, at least in part, by the amount of the premium received. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.

         If unanticipated exchange rate fluctuations occur, a put or call option may be exercised and the Portfolio could be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates. Options on foreign currencies may be traded on U.S. or foreign exchanges or over-the-counter options or foreign currencies that are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         A call option written on foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the Portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the Portfolio in cash, fixed income or equity securities in a segregated account with its custodian.

         The risks of currency options are similar to the risks of other options, as discussed above and in this Statement under "Certain Risk Factors and Investment Methods."

         Cover for Options on Securities, Forward Contracts, and Options on Foreign Currencies ("Hedging Instruments"). The Portfolio will comply with SEC staff guidelines regarding "cover" for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash, fixed income, or equity securities. Securities held in a segregated account cannot be sold while the futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet current obligations. The Portfolio may be unable promptly to dispose of assets that cover, or are segregated with respect to, an illiquid options or forward position; this inability may result in a loss to the Portfolio.

         Preferred Stock. The Portfolio may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, although preferred shareholders may have certain rights if dividends are not paid. Shareholders may suffer a loss of value if dividends are not paid, and generally have no legal recourse against the issuer. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed Income Securities. The Portfolio may invest in money market instruments, U.S. Government or Agency securities, and corporate bonds and debentures receiving one of the four highest ratings from Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization ("NRSRO"), or, if not rated by any NRSRO, deemed comparable by the Sub-advisor to such rated securities. The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Portfolio may rely on the ratings of any NRSRO, the Portfolio mainly refers to ratings assigned by S&P and Moody's, which are described in Appendix A to this Statement.

         Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations ("credit risk") and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

         Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported.

         If the quality of any fixed income securities held by the Portfolio deteriorates so that they no longer would be eligible for purchase by the Portfolio, the Portfolio will engage in an orderly disposition of the securities to the extent necessary to ensure that the Portfolio's holding of such securities will not exceed 5% of its net assets.

         Convertible Securities. The Portfolio may invest in convertible securities of any quality. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and (2) its worth, at market value, if converted into the underlying common stock. Convertible debt securities are subject to the Portfolio's investment policies and limitations concerning fixed-income investments.

         Convertible securities are typically issued by smaller companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that nonconvertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Portfolio's ability to achieve its investment objective.

         Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Portfolio may invest only in commercial paper receiving the highest rating from S&P (A-1) or Moody's (P-1), or deemed by the Sub-advisor to be of equivalent quality.

         The Portfolio may invest in commercial paper that cannot be resold to the public because it was issued under the exception for private offerings in
Section 4(2) of the Securities Act of 1933. While such securities normally will be considered illiquid and subject to the Portfolio's 15% limitation on investments in illiquid securities, the Sub-advisor may in certain cases determine that such paper is liquid under guidelines established by the Board of Trustees.

         Banking and Savings Institution Securities. The Portfolio may invest in banking and savings institution obligations, which include CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by savings institutions. CDs are receipts for funds deposited for a specified period of time at a specified rate of return; time deposits generally are similar to CDs, but are uncertificated; and bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The CDs, time deposits, and bankers' acceptances in which the Portfolio invests typically are not covered by deposit insurance.

         Investment Policies Which May be Changed Without Shareholder Approval. The following limitations are applicable to the AST Neuberger Berman Mid-Cap Growth Portfolio. These limitations are not fundamental restrictions and can be changed without shareholder approval.

1. The Portfolio may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

2. Except for the purchase of debt securities and engaging in repurchase agreements, the Portfolio may not make any loans other than securities loans.

3. The Portfolio may not purchase securities on margin from brokers, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

4. The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold without payment of additional consideration. Transactions in futures contracts and options shall not constitute selling securities short.

5. The Portfolio may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.

AST Neuberger Berman Mid-Cap Value Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         Securities Loans. In order to realize income, the Portfolio may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or institutional investors. Borrowers are required continuously to secure their obligations to return securities on loan from the Portfolio by depositing collateral, which will be marked to market daily, in a form determined to be satisfactory by the Trustees and equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily. The Sub-advisor believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

         Reverse Repurchase Agreements. In a reverse repurchase agreement, the Portfolio sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest; these agreements are considered borrowings for purposes of the Portfolio's investment limitations and policies concerning borrowings. There is a risk that the counterparty to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

         Covered Call Options. The Portfolio may write covered call options on securities it owns valued at up to 10% of its net assets and may purchase call options in related closing transactions. Generally, the purpose of writing these options is to reduce the effect of price fluctuations of securities held by the Portfolio on the Portfolio's net asset value. Securities on which call options may be written by the Portfolio are purchased solely on the basis of investment considerations consistent with the Portfolio's investment objectives.

         When the Portfolio writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Portfolio receives a premium for writing the call option. The Portfolio writes only "covered" call options on securities it owns. So long as the obligation of the writer of the call option continues, the writer may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Portfolio may be obligated to deliver securities underlying a call option at less than the market price thereby giving up any additional gain on the security.

         When the Portfolio purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. A call option would be purchased by the Portfolio to offset a previously written call option.

         The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered call options, which the Portfolio will not do), but is capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option that the Portfolio has written expires unexercised, the Portfolio will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale or purchase of the underlying security.

           The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. The obligation under any option terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by the Portfolio and is never exercised, the Portfolio will lose the entire amount of the premium paid.

           Options are traded both on national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of, every exchange-traded option. In contrast, OTC options are contracts between the Portfolio and its counter-party with no clearing organization guarantee. Thus, when the Portfolio sells or purchases an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a "closing purchase transaction" with the dealer to whom or from whom the Portfolio originally sold or purchased the option. The Sub-advisor monitors the creditworthiness of dealers with which the Portfolio may engage in OTC options, and will limit counterparties in such transactions to dealers with a net worth of at least $20 million as reported in their latest financial statements. For an additional discussion of OTC options and their risks, see this Statement under "Certain Risk Factors and Investment Methods."

           The premium received (or paid) by the Portfolio when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable exchange, less (or plus) a commission. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the general interest rate environment. The premium received by the Portfolio for writing an option is recorded as a liability on the Portfolio's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

         The Portfolio pays the brokerage commissions in connection with purchasing or writing options, including those used to close out existing positions. These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities.

         For an additional discussion of options and their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated securities issued by foreign issuers (including governments and quasi-governments) and foreign branches of U.S. banks, including negotiable CDs and commercial paper. These investments are subject to the Portfolio's quality standards. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.

         The Portfolio may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including, but not limited to (1) common and preferred stocks, (2) convertible securities,
(3) CDs, commercial paper, fixed-time deposits, and bankers' acceptances issued by foreign banks, (4) obligations of other corporations, and (5) obligations of foreign governments, or their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Risks of investing in foreign currency denominated securities include (1) nationalization, expropriation, or confiscatory taxation, (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the U.S.), and (3) expropriation or nationalization of foreign portfolio companies. Mail service between the U.S. and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. For an additional discussion of the risks associated with foreign securities, whether denominated in U.S. dollars or foreign currencies, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Prices of foreign securities and exchange rates for foreign currencies may be affected by the interest rates prevailing in other countries. The interest rates in other countries are often affected by local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio securities, or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         The Portfolio may invest in foreign corporate bonds and debentures and sovereign debt instruments issued or guaranteed by foreign governments, their agencies or instrumentalities. The Portfolio may invest in lower-rated foreign debt securities subject to the Portfolio's 15% limitation on lower-rated debt securities. Foreign debt securities are subject to risks similar to those of other foreign securities, as well as risks similar to those of other debt securities, as discussed in this Statement and in the Trust's Prospectus under "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         In order to limit the risk inherent in investing in foreign currency-denominated securities, the Portfolio may not purchase any such security if after such purchase more than 10% of its total assets (taken at market value) would be invested in such securities. Within such limitation, however, the Portfolio is not restricted in the amount it may invest in securities denominated in any one foreign currency.

         Foreign Currency Transactions. The Portfolio may engage in foreign currency exchange transactions. Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies ("forward contracts"). The Portfolio may enter into forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates, and only in amounts not exceeding 5% of the Portfolio's net assets.

         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

         When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may wish to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss. When the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars which approximates the value of some or all of a Portfolio's securities denominated in such foreign currency. The Portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, when the Sub-advisor believes that there is a pattern of correlation between the two currencies.

         When the Portfolio engages in forward contracts for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. At the consummation of the forward contract, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets into such currency. If the Portfolio engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.

         The Portfolio is not required to enter into such transactions and will not do so unless deemed appropriate by the Sub-advisor.

         Using forward contracts to protect the value of the Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets.

         While the Portfolio may enter forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Portfolio than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may cause the Portfolio to sustain losses which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

         The Portfolio generally will not enter into a forward contract with a term of greater than one year. The Portfolio may experience delays in the settlement of its foreign currency transactions.

         When the Portfolio engages in forward contracts for the sale or purchase of currencies, the Portfolio will either cover its position or establish a segregated account. The Portfolio will consider its position covered if it has securities in the currency subject to the forward contract, or otherwise has the right to obtain that currency at no additional cost. In the alternative, the Portfolio will place cash, fixed income, or equity securities (denominated in the foreign currency subject to the forward contract) in a separate account. The amounts in such separate account will equal the value of the Portfolio's assets which are committed to the consummation of foreign currency exchange contracts. If the value of the securities placed in the separate account declines, the Portfolio will place additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of its commitments with respect to such contracts.

         For an additional discussion of forward foreign currency exchange contracts and their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Foreign Currencies. The Portfolio may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of its net assets for the purpose of protecting against declines in the U.S.
dollar value of portfolio securities or increases in the U.S.-dollar cost of securities to be acquired, or to protect the dollar equivalent of dividend, interest, or other payment on those securities. A decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such decreases in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Portfolio's securities denominated in that currency.

         Conversely, if the dollar value of a currency in which securities to be acquired by the Portfolio are denominated rises, thereby increasing the cost of such securities, the Portfolio may purchase call options on such currency. If the value of such currency increases sufficiently, the Portfolio will have the right to purchase that currency for a fixed amount of dollars which is less than the market value of that currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Portfolio intends to acquire.

         As in the case of other types of options transactions, however, the benefit the Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The Portfolio may also write options on foreign currencies for hedging purposes. For example, if the Sub-advisor anticipates a decline in the dollar value of foreign currency denominated securities because of declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset, at least in part, by the amount of the premium received by the Portfolio.

         Similarly, the Portfolio could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option most likely will not be exercised, and such increased cost will be offset, at least in part, by the amount of the premium received. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.

         If unanticipated exchange rate fluctuations occur, a put or call option may be exercised and the Portfolio could be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         A call option written on foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the Portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the Portfolio in cash, fixed income or equity securities in a segregated account with its custodian.

         The risks of currency options are similar to the risks of other options, as discussed above and in this Statement under "Certain Risk Factors and Investment Methods."

         Cover for Options on Securities, Forward Contracts, and Options on Foreign Currencies ("Hedging Instruments"). The Portfolio will comply with SEC staff guidelines regarding "cover" for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash, fixed income, or equity securities. Securities held in a segregated account cannot be sold while the futures, option, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet current obligations. The Portfolio may be unable promptly to dispose of assets that cover, or are segregated with respect to, an illiquid options or forward position; this inability may result in a loss to the Portfolio.

         Preferred Stock. The Portfolio may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, although preferred shareholders may have certain rights if dividends are not paid. Shareholders may suffer a loss of value if dividends are not paid, and generally have no legal recourse against the issuer. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed Income Securities. The Portfolio may invest in money market instruments, U.S. Government or Agency securities, and corporate bonds and debentures receiving one of the four highest ratings from Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization ("NRSRO"), or, if not rated by any NRSRO, deemed comparable by the Sub-advisor to such rated securities ("Comparable Unrated Securities"). In addition, the Portfolio may invest up to 15% of its net assets, measured at the time of investment, in corporate debt securities rated below investment grade or Comparable Unrated Securities. The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Portfolio may rely on the ratings of any NRSRO, the Portfolio mainly refers to ratings assigned by S&P and Moody's, which are described in Appendix A to this Statement.

         Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations ("credit risk") and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

         Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported.

         Convertible Securities. The Portfolio may invest in convertible securities. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and (2) its worth, at market value, if converted into the underlying common stock. Convertible debt securities are subject to the Portfolio's investment policies and limitations concerning fixed-income investments.

         Convertible securities are typically issued by smaller companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that nonconvertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Portfolio's ability to achieve its investment objective.

         Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Portfolio may invest only in commercial paper receiving the highest rating from S&P (A-1) or Moody's (P-1), or deemed by the Sub-advisor to be of equivalent quality.

         The Portfolio may invest in commercial paper that cannot be resold to the public because it was issued under the exception for private offerings in
Section 4(2) of the Securities Act of 1933. While such securities normally will be considered illiquid and subject to the Portfolio's 15% limitation on investments in illiquid securities, the Sub-advisor may in certain cases determine that such paper is liquid under guidelines established by the Board of Trustees.

         Zero Coupon Securities. The Portfolio may invest up to 5% of its net assets in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or specify a future date when the securities begin paying current interest. Rather, they are issued and traded at a discount from their face amount or par value, which discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

         The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.

         Investment Policies Which May be Changed Without Shareholder Approval. The following limitations are applicable to the AST Neuberger Berman Mid-Cap Value Portfolio. These limitations are not fundamental restrictions, and can be changed without shareholder approval.

1. The Portfolio may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

2. Except for the purchase of debt securities and engaging in repurchase agreements, the Portfolio may not make any loans other than securities loans.

3. The Portfolio may not purchase securities on margin from brokers, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

4. The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold without payment of additional consideration. Transactions in futures contracts and options shall not constitute selling securities short.

5. The Portfolio may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.

6. The Portfolio may not invest in puts, calls, straddles, spreads, or any combination thereof, except that the Portfolio may (i) write (sell) covered call options against portfolio securities having a market value not exceeding 10% of its net assets and (ii) purchase call options in related closing transactions. The Portfolio does not construe the foregoing limitation to preclude it from purchasing or writing options on futures contracts.

7. The Portfolio may not invest more than 10% of the value of its total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars.

AST Alger All-Cap Growth Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek long-term capital growth.

Investment Policies:

         Cash Position. In order to afford the Portfolio the flexibility to take advantage of new opportunities for investments in accordance with its investment objective or to meet redemptions, it may, under normal circumstances, hold up to 15% of its total assets in money market instruments including, but not limited to, certificates of deposit, time deposits and bankers' acceptances issued by domestic bank and thrift institutions, U.S. Government securities, commercial paper and repurchase agreements. In addition, when the Sub-advisor's analysis of economic and technical market factors suggests that common stock prices will decline sufficiently so that a temporary defensive position is deemed advisable, the Portfolio may invest in cash, commercial paper, high-grade bonds or cash equivalents, all without limitation.

     U.S. Government Obligations. Obligations, bills, notes, bonds, and other debt securities issued by the U.S. Treasury are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         Short-term Corporate Debt Securities. These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate debt securities may have fixed, variable, or floating rates. For additional discussion on Short-term Corporate Debt Securities see this Statement under "Certain Risk Factors and Investment Methods."

     Commercial  Paper.   These  are  short-term   promissory  notes  issued  by
corporations primarily to finance short-term credit needs.

         Repurchase Agreements. Under the terms of a repurchase agreement, the Portfolio would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Portfolio's holding period. Repurchase agreements may be viewed as loans by the Portfolio collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period and not necessarily related to the rate of return on the underlying instrument. The value of the sold securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. For additional information about repurchase agreements and their risks, see the Trust's Prospectus under "Certain Risk factors and Investment Methods."

         Small Capitalization and Related Investments. Certain companies in which the Portfolio will invest may still be in the developmental stage. Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers. Such companies may have limited product lines, markets or financial resources and may lack management depth. Their securities may have limited marketability and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or the market averages in general. The Portfolio also may invest in older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets, or companies providing products or services with a high unit volume growth rate. These companies may be subject to many of the same risks as small-cap companies.

         Convertible Securities, Warrants, and Rights. The Portfolio may invest in securities convertible into or exchangeable for equity securities, including warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants may be freely transferable and may be traded on the major securities exchanges. For additional discussion about Convertible Securities, Warrants, and Rights and their risks, see this Statement under "Certain Risk Factors and Investment Methods."

         Portfolio Depositary Receipts. To the extent otherwise consistent with applicable law, the Portfolio may invest up to 5% of its total assets in Portfolio Depositary Receipts, exchange-traded shares issued by investment companies, typically unit investment trusts, holding portfolios of common stocks designed to replicated and, therefore, track the performance of various broadly-based securities indexes or sectors of such indexes. For example, the Portfolio may invest in Standard & Poor's Depositary Receipts(R) (SPDRs), issued by a unit investment trust whose portfolio tracks the S&P 500 Composite Stock Price Index, or Standard & Poor's MidCap 400 Depositary Receipts(R) (MidCap SPDRs), which are similarly linked to the S&P Midcap 400 Index.

         Lending of Portfolio Securities. The Portfolio will not lend securities to the Sub-advisor or its affiliates. By lending its securities, the Portfolio can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral or by earning income in the form of interest paid by the borrower when U.S. Government securities are used as collateral. The Portfolio will adhere to the following conditions whenever its securities are loaned: (a) the Portfolio must receive at least 100 percent cash collateral or equivalent securities from the borrower,
(b) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the value of the collateral, (c) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value, (d) the Portfolio may pay only reasonable custodian fees in connection with the loan. For additional information on the lending of Portfolio securities and its risks see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options.  The  Portfolio  may  purchase  put and call options and write
(sell) put and covered call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements although, as in the past, it does not currently intend to rely on these strategies extensively, if at all. The Portfolio will purchase or write options only if such options are exchange-traded or traded on an automated quotation system of a national securities association.

         The Portfolio will only sell options that are "covered." A call option written by the Portfolio on a security is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or other liquid assets in a segregated account. A put option is considered to be "covered" if the Portfolio maintains cash or other liquid assets with a value equal to the exercise price in a segregated account or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         Although the Portfolio will generally not purchase or write options that appear to lack an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Portfolio would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If the Portfolio, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires, until it delivers the underlying security upon exercise, or until it otherwise covers the position.

         In addition to options on securities, the Portfolio may also purchase and sell call and put options on securities indexes. The Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised. The Portfolio will not purchase these options unless the Sub-advisor is satisfied with the development, depth and liquidity of the market and the Sub-advisor believes the options can be closed out.

         The Portfolio will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Portfolio's total assets, although no more than 5% of the total assets will be committed to transactions entered into for non-hedging (speculative) purposes.

         Stock Index Futures and Options on Stock Index Futures. Futures are generally bought and sold on the commodities exchanges where they are listed. A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

         While incidental to its securities activities, the Portfolio may purchase index futures as a substitute for a comparable market position in the underlying securities. Securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices.

         In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

         The Portfolio will sell options on stock index futures contracts only as part of closing transactions to terminate options positions it has purchased. No assurance can be given that such closing transactions can be effected.

         The Portfolio's use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and will be entered into only for bona fide hedging, risk management or other portfolio management purposes. If the Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. In order to cover its potential obligations if the Portfolio enters into futures contracts or options thereon, the Portfolio will maintain a segregated account which will contain only liquid assets in an amount equal to the total market value of such futures contracts less the amount of initial margin on deposit for such contracts.

         For additional information about futures contracts and related options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Borrowing. The Portfolio may borrow from banks for temporary or emergency purposes. If asset coverage for such borrowings should decline below the required 300% as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Additional information about borrowings and its risks is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Alger All-Cap Growth Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:

1. Purchase securities on margin, except (I) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may take margin deposits in connection with futures contracts or to her permissible investments;

2. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

3.   Invest in oil, gas or mineral leases.

4. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

5. The Portfolio may not invest more than 15% of the assets of the Portfolio (taken at the time of the investments) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Portfolio has purchased, securities being used to cover options a Portfolio has written, securities for which market quotations are not readily available, or other securities which legally or in the Sub-advisor's option may be deemed illiquid.

AST  Gabelli All-Cap Value Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Investment Policies:


         Convertible Securities. The Portfolio may invest in convertible securities when it appears to the Portfolio's Sub-advisor that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, the Sub-advisor places primary emphasis on the attractiveness of the underlying common stock and the potential for capital growth through conversion. The Portfolio will normally purchase only investment grade convertible debt securities having a rating of, or equivalent to, at least "BBB" (which securities may have speculative characteristics) by Standard & Poor's Rating Service ("S&P") or, if unrated, judged by the Sub-advisor to be of comparable quality. However, the Portfolio may also invest up to 25% of its assets in more speculative convertible debt securities, provided such securities have a rating of, or equivalent to, at least B by S&P.


         Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         In selecting convertible securities for the Portfolio, the Sub-advisor relies primarily on its own evaluation of the issuer and the potential for capital growth through conversion. It does not rely on the rating of the security or sell the security because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Portfolio will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Sub-advisor, the risk of default is outweighed by the potential for capital growth.

         The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors, over which the Sub-advisor has no control and whether or not based on Fundamental analysis, may decrease the market price and liquidity of such investments. Although the Sub-advisor will attempt to avoid exposing the Portfolio to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

         Lower-rated Debt Securities. The Portfolio may invest up to 5% of its assets in low-rated and unrated corporate debt securities (often referred to as "junk bonds"). Corporate debt securities that are either unrated or have a predominantly speculative rating may present opportunities for significant long-term capital growth if the ability of the issuer to repay principal and interest when due is underestimated by the market or the rating organizations. Because of its perceived credit weakness, the issuer is generally required to pay a higher interest rate and/or its debt securities may be selling at a significantly lower market price than the debt securities of other issuers. If the inherent value of such securities is higher than was perceived and such value is eventually recognized, the market value of the securities may appreciate significantly. The Sub-advisor believes that its research on the credit and balance sheet strength of certain issuers may enable it to select a limited number of corporate debt securities that, in certain markets, will better serve the objective of capital growth than alternative investments in common stocks. Of course, there can be no assurance that the Sub-advisor will be successful. In its evaluation, the Sub-advisor will not rely exclusively on ratings and the receipt of income from these securities is only an incidental consideration.

         The ratings of Moody's Investors Service, Inc. ("Moody's") and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality. Although the Sub-advisor uses these ratings as a criterion for the selection of securities for the Portfolio, the Sub-advisor also relies on its independent analysis to evaluate potential investments for the Portfolio. The Portfolio does not intend to purchase debt securities for which a liquid trading market does not exist, but there can be no assurance that such a market will exist for the sale of such securities.


         Additional information on lower-rated debt securities and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods." Additional information on corporate bond ratings is included in the Appendix to this Statement.

         Borrowing. The Portfolio may borrow subject to certain restrictions set forth in the Trust's Prospectus under "Certain Risk Factors and Investment Methods" and in this Statement under "Investment Restrictions." The Portfolio may mortgage, pledge or hypothecate up to 20% of its assets to secure permissible borrowings. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation if securities are purchased with the proceeds of the borrowing.

         Investments in Warrants and Rights. The Portfolio may invest in warrants and rights (in addition to those acquired in units or attached to other securities), which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the issuer whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Additional information about warrants and rights and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment in Small, Unseasoned Companies. The Portfolio may invest in small, less well-known companies that have operated for less than three years (including predecessors). The securities of such companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when the Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained.



         Corporate Reorganizations. In general, securities of companies engaged in reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved, significantly undervalues the securities, assets or cash to be received by shareholders of the issuer as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Sub-advisor, which must appraise not only the value of the issuer and its component businesses and the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamic of the business climate when the offer or proposal is in progress.


         In making such investments, the Portfolio will be subject to its diversification and other investment restrictions, including the requirement that, except with respect to 25% of its assets, not more than 5% of its assets may be invested in the securities of any issuer (see this Statement under "Investment Restrictions"). Because such investments are ordinarily short term in nature, they will tend to increase the Portfolio's portfolio turnover rate, thereby increasing its brokerage and other transaction expenses. The Sub-advisor intends to select investments of the type described that, in its view, have a reasonable prospect of capital growth that is significant in relation to both the risk involved and the potential of available alternate investments.

         When-Issued, Delayed-Delivery and Forward Commitment Transactions. The Portfolio may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of securities involved. In some cases, the obligations of the parties under a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery generally taking place a month or more after the date of the commitment. While the Portfolio will only enter into a forward commitment with the intention of actually acquiring the security, the Portfolio may sell the security before the settlement date if it is deemed advisable. The Portfolio will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments. Additional information regarding when-issued, delayed-delivery and forward commitment transactions and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Other Investment Companies. The Portfolio may invest up to 10% of its total assets in the securities of other investment companies, including small business investment companies. (Not more than 5% of its total assets may be invested in any one investment company, nor will the Portfolio purchase more than 3% of the securities of any other investment company.) To the extent that the Portfolio invests in the securities of other investment companies, shareholders in the Portfolio may be subject to duplicative management and administrative fees.

         Short Sales. The Portfolio may, from time to time, make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns (short sales "against the box"). In a short sale, the Portfolio does not immediately deliver the securities sold or receive the proceeds from the sale. The Portfolio may make a short sale against the box in order to hedge against market risks when it believes that the price of a security may decline, affecting the Portfolio directly if it owns that security or causing a decline in the value of a security owned by the Portfolio that is convertible into the security sold short.

         To secure its obligations to deliver the securities sold short, the Portfolio will segregate assets with its custodian in an amount at least equal to the value of the securities sold short or the securities convertible into, or exchangeable for, the securities. The Portfolio may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Portfolio, because the Portfolio may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

         Options. The Portfolio may purchase or sell listed call or put options on securities as a means of achieving additional return or of hedging the value of the Portfolio's portfolio. In addition to changes in the price of an underlying security, other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, price volatility of the underlying security and the time remaining until the expiration date.

         The Portfolio will only write calls options if they are covered. A call option is covered if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if cash or other liquid assets with a value equal to such additional consideration are segregated with the Portfolio's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if cash or other liquid assets equal to the difference are segregated with the custodian. If the Portfolio writes a put option, the Portfolio will segregate cash or other assets with a value equal to the exercise price of the option, or will hold a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         If the Portfolio has written an option, it may terminate its obligation by effecting a closing purchase transaction. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction. Similarly, if the Portfolio is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Portfolio so desires. The Portfolio will realize a profit from a closing sale transaction if the price of the transaction is more than the premium paid to purchase the option; the Portfolio will realize a loss from a closing sale transaction if the price of the transaction is less than the premium paid to purchase the option.

         The Portfolio will generally purchase or write only those options for which there appears to be an active secondary market. If, however, there is no liquid secondary market when the Sub-advisor wishes to close out an option the Portfolio has purchased, it might not be possible to effect a closing sale transaction, so that the Portfolio would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Portfolio, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.


         In addition to options on securities, the Portfolio may also purchase and sell call and put options on securities indices. The Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option it has purchased expire unexercised. The Portfolio may write put and call options on stock indices for the purposes of increasing its gross income, thereby partially protecting its portfolio against declines in the value of the securities it owns or increases in the value of securities to be acquired. In addition, the Portfolio may purchase put and call options on stock indices in order to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. While one purpose of writing such options is to generate additional income for the Portfolio, the Portfolio recognizes that it may be required to deliver an amount of cash in excess of the market value of a stock index at such time as an option written by the Portfolio is exercised by the holder. Because options on securities indices require settlement in cash, the Sub-advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Portfolio will not purchase options on indexes unless the Sub-advisor is satisfied with the development, depth and liquidity of the market and believes that the options can be closed out.


         Although the Sub-advisor will attempt to take appropriate measures to minimize the risks relating to the Portfolio's writing of put and call options, there can be no assurance that the Portfolio will succeed in any option-writing program it undertakes.


         Additional information about options on securities and securities indices and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Futures Contracts and Options on Futures. The Portfolio may enter into futures contracts that are traded on a U.S. exchange or board of trade. Although the Portfolio has no current intention of using options on futures contracts, the Portfolio may at some future date enter into such options. Investments in futures contracts and related options will be made by the Portfolio solely for the purpose of hedging against changes in the value of its portfolio securities or in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Portfolio. In this regard, the Portfolio may enter into futures contracts or options on futures relating to securities indices or other financial instruments, including but not limited to U.S. Government securities. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission.

         Initial margin payments required in connection with futures contracts will range from approximately 1% to 10% of the contract amount. Initial margin amounts are subject to change by the exchange or board of trade on which the contract is traded, and brokers or members of such board of trade may charge higher amounts. At any time prior to the expiration of a futures contract, the portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract. At expiration, certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.


         The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). There are no daily cash payments by the purchaser of an option on a futures contract to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.


         The Sub-advisor may use such instruments for the Portfolio depending upon market conditions prevailing at the time and the perceived investment needs of the Portfolio. In the event the Portfolio enters into futures contracts or writes related options, an amount of cash or other liquid assets equal to the market value of the contract will be segregated with the Portfolio's custodian to collateralize the positions, thereby insuring that the use of the contract is unleveraged.

         The Sub-advisor may have difficulty selling or buying futures contracts and options when it chooses. In addition, hedging practices may not be available, may be too costly to be used effectively, or may be unable to be used for other reasons.


         Additional information about futures contracts, options on futures contracts and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Investment Opportunities and Related Limitations. Affiliates of the Sub-advisor may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Portfolio. The securities in which the Portfolio might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company that might otherwise be acquired by the Portfolio if the affiliates of the Sub-advisor or their advisory accounts have or acquire a significant position in the same securities. However, the Sub-advisor does not believe that the investment activities of its affiliates will have a material adverse effect upon the Portfolio in seeking to achieve its investment objectives. In addition, orders for the Portfolio generally are accorded priority of execution over orders entered on behalf of accounts in which the Sub-advisor or its affiliates have a substantial pecuniary interest. The Portfolio may invest in the securities of companies that are investment management clients of the Sub-advisor's affiliates. In addition, portfolio companies or their officers or directors may be minority shareholders of the Sub-advisor or its affiliates.

         Investment Policies Which May be Changed Without Shareholder Approval. The following limitations are applicable to the AST Gabelli All-Cap Value Portfolio. These limitations are not Fundamental restrictions and can be changed without shareholder approval. The Portfolio may not:

1. Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchase and sales of securities;

2. Mortgage, pledge or hypothecate any of its assets except that, in connection with permissible borrowings, not more than 20% of the assets of the Portfolio (not including amounts borrowed) may be used as collateral;

3. Invest in the securities of other investment companies except in compliance with the Investment Company Act of 1940;

4. Invest, in the aggregate, more than 15% of the value of its total assets in securities for which market quotations are not readily available, securities that are restricted for public sale, or in repurchase agreements maturing or terminable in more than seven days;

5. Sell securities short, except that the Portfolio may make short sales if it owns the securities sold short or has the right to acquire such securities through conversion or exchange of other securities it owns; or

6.   Invest in companies for the purpose of exercising control.



AST Kinetics Internet Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek long-term growth of capital.

Investment Policies:

         The Portfolio is designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a mutual fund seeking long-term capital growth. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in securities of companies that provide products or services designed for the Internet.

         Preferred Stock. Some preferred stocks in which the Portfolio may invest may be convertible into common stock. Convertible securities are securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Additional information on preferred stock is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Fixed-Income Securities. Debt purchased by the Portfolio will consist of obligations of medium-grade or higher, having at least adequate capacity to pay interest and repay principal. Non-convertible debt obligations will be rated BBB or higher by S&P, or Baa or higher by Moody's. Convertible debt obligations will be rated B or higher by S&P or Moody's. See Appendix B to this Statement for a description of debt security ratings.


         Medium- and lower-rated securities (BBB or Baa and lower) and non-rated securities of comparable quality tend to be subject to wilder fluctuations in yields and market values than higher-rated securities. At no time will the Portfolio have more than 5% of its total assets invested in fixed-income securities that are unrated or rated below investment grade either at the time of purchase or as a result of a reduction in rating after purchase. Except to comply with this limitation, the Portfolio is not required to dispose of debt securities whose ratings are downgraded below the Portfolio's minimum ratings subsequent to the Portfolio's purchase of the securities.


         Additional information on fixed-income or debt securities (including lower-rated fixed income securities) and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary Receipts. The Portfolio may invest in American Depositary Receipts ("ADRs") or other forms of depositary receipts, such as International Depositary Receipts ("IDRs"). Investments in these types of securities involve certain inherent risks generally associated with investments in foreign securities, including those relating to political and economic factors, currency fluctuation, and foreign withholding taxes. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of portfolio securities underlying an ADR that are denominated in that currency. For additional information on depositary receipts, foreign securities generally, and their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Futures Contracts. The Portfolio may purchase and sell financial futures contracts and related options for hedging purposes and/or as a substitute for direct investment. For additional information on futures contracts and their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Options Transactions: Most mutual funds that use option strategies to hedge portfolio positions do not depend solely on the option profit or loss to justify the use of options, because such funds also take into account the profit or loss of the underlying securities.


                  Purchasing Put and Call Options. The Portfolio may purchase put and call options on securities eligible for purchase by the Portfolio and on securities indices. Prior to exercise or expiration, the Portfolio may sell an option through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Portfolio generally will purchase only those options for which the Sub-advisor believes there is an active secondary market to facilitate closing transactions.


         The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.


                  Writing Call Options. The Portfolio may write covered call options on securities eligible for purchase by the Portfolio. A call option is "covered" if the Portfolio owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated with the Portfolio's custodian).

                  Writing Put Options. The Portfolio may also write put options on securities eligible for purchase by the Portfolio. If the Portfolio writes a put option, it will, at all times when the put option is outstanding, segregate cash or other liquid assets in an amount equal to or exceeding its potential obligation under the option, or will own an option to sell the underlying security at a price equal to or greater than the exercise price of the put option.


         A writer of an option may not effect a closing purchase transaction after it has been notified of the exercise of the option. Effecting a closing transaction in the case of a written call option allows the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Portfolio.

         The Portfolio realizes a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. The Portfolio realizes a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option.

                  Risk Factors in Options Transactions. The successful use of options by the Portfolio depends on the ability of the Sub-advisor to forecast correctly interest rate and market movements. For example, if the Portfolio were to write a call option based on the Sub-advisor's expectation that the price of the underlying security would fall, but the price were to rise instead, the Portfolio could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Portfolio were to write a put option based on the Sub-advisor's expectation that the price of the underlying security would rise, but the price were to fall instead, the Portfolio could be required to purchase the security upon exercise at a price higher than the current market price.

         When the Portfolio purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Portfolio exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Portfolio will lose part or all of its investment in the option. This contrasts with an investment by the Portfolio in the underlying security, since the Portfolio will not realize a loss if the security's price does not change.

         The effective use of options also depends on the Portfolio's ability to terminate option positions at times when the Sub-advisor deems it desirable to do so. There is no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price.

         A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or an options clearing corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become illiquid, the Portfolio as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Portfolio, as option writer, would remain obligated under the option until expiration or exercise.

         Disruptions in the markets for the securities underlying options purchased or sold by the Portfolio could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Portfolio as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, an options clearing corporation or other options markets may impose exercise restrictions.

                  Dealer Options. The Portfolio may engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While the Portfolio might look to an exchange's clearing corporation to exercise exchange-traded options, if the Portfolio purchases a dealer option it must rely on the selling dealer to perform if the Portfolio exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

         Additional information about options transactions and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary Investments. Due to the changing nature of the Internet and related companies, the national economy and market conditions, the Portfolio may, as a temporary defensive measure, invest without limitation in short-term debt securities and money market securities with a rating of A2-P2 or higher.

         In order to have funds available for redemption and investment opportunities, the Portfolio may also hold a portion of its assets in cash or U.S. short-term money market instruments. Certificates of deposit purchased by the Portfolio will be those of U.S. banks having total assets at the time of purchase in excess of $1 billion, and bankers' acceptances purchased by the Portfolio will be guaranteed by U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion. Under normal market conditions, the Portfolio anticipates that not more than 10% of its total assets will be invested in these short-term instruments or held in cash.

         Portfolio Turnover. In order to qualify for the beneficial tax treatment afforded regulated investment companies, and to be relieved of Federal tax liabilities, the Portfolio must distribute substantially all of its net income to shareholders generally on an annual basis. Thus, the Portfolio may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or borrow cash in order to satisfy the distribution requirement. The Portfolio does not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time they have been held.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Kinetics Internet Portfolio. The limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval.

         1. The Portfolio will not invest more than 15% of the value of its net assets in illiquid securities, restricted securities, and other securities for which market quotations are not readily available.

         2. The Portfolio will not purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs or real estate, except that the Portfolio may purchase and sell securities of companies that deal in oil, gas, or mineral exploration or development programs or interests therein.

AST T. Rowe Price Natural Resources Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek long-term growth of capital through investment primarily in common stocks of companies which own or develop natural resources and other basic commodities. Current income is not a factor in the selection of stocks for investment by the Portfolio. Total return will consist primarily of capital appreciation (or depreciation).

Investment Policies: The Portfolio will normally have primarily all of its assets in equity securities (e.g., common stocks). This portion of the Portfolio's assets will be subject to all of the risks of investing in the stock market. There is risk in all investment. The value of the portfolio securities of the Portfolio will fluctuate based upon market conditions. Although the Portfolio seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. The fixed-income securities in which the Portfolio may invest include, but are not limited to, those described below.


     U.S. Government Obligations. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.


         U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

     Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Portfolio may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

     Short-Term Corporate Debt Securities. Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

     Commercial Paper. Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

     Foreign   Government   Securities.   Issued  or  guaranteed  by  a  foreign
government, province, instrumentality, political subdivision or similar unit thereof.

     Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

     Supranational Entities. The Portfolio may also invest in the securities of certain supranational entities, such as the International Development Bank.

         Debt Obligations. Although primarily all of the Portfolio's assets are invested in common stocks, the Portfolio may invest in convertible securities, corporate debt securities and preferred stocks. See this Statement under "Certain Risk Factors and Investment Methods," for a discussion of debt obligations.

         The Portfolio's investment program permits it to purchase below investment grade securities. Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default -- that is, the nonpayment of interest and principal by the issuer than higher quality investments. Such securities are also subject to special risks, discussed below. Although the Portfolio seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Portfolio will achieve its investment objective.

         After purchase by the Portfolio, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus.

         Risks of Low-Rated Debt Securities. The Portfolio may invest in low quality bonds commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent the Portfolio invests in such bonds, achievement of its investment objective will be more dependent on Sub-advisor's credit analysis than would be the case if the Portfolio was investing in higher quality bonds. For a discussion of the special risks involved in low-rated bonds, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Mortgage-Backed Securities. Mortgage-backed securities are securities representing interest in a pool of mortgages. After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, the Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies continued in the Trust's Prospectus. For a discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized Mortgage Obligations (CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. For an additional discussion of CMOs and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Asset-Backed Securities. The Portfolio may invest a portion of its assets in debt obligations known as asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile Receivable Securities. The Portfolio may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities").

                  Credit Card Receivable Securities. The Portfolio may invest in asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other Assets. The Sub-advisor anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. The Portfolio may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies. For a discussion of these securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Stripped Agency Mortgage-Backed Securities. Stripped Agency Mortgage-Backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers similar to those described above with respect to CMOs and privately-issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

         The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

         The Portfolio will treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Portfolio's net assets. Sub-advisor will determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO. The Portfolio will treat non-government-issued IOs and POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the SEC modifies its position.

         Writing Covered Call Options. The Portfolio may write (sell) American or European style "covered" call options and purchase options to close out options previously written by a Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in Sub-advisor is opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

         The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency. The Portfolio does not consider a security or currency covered by a call to be "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

         Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

         The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

         The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

         The Portfolio will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing Covered Put Options. The Portfolio may write American or European style covered put options and purchase options to close out options previously written by the Portfolio.

         The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

         The Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

         Purchasing Put Options. The Portfolio may purchase American or European style put options. As the holder of a put option, the Portfolio has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

         The premium paid by the Portfolio when purchasing a put option will be recorded as an asset of the Portfolio. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

         Purchasing Call Options. The Portfolio may purchase American or European style call options. As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided in this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         The Portfolio will not commit more than 5% of its total assets to premiums when purchasing call or put options.

         Dealer (Over-the-Counter) Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction. For a discussion of dealer options, see this Statement under "Certain Risk Factors and Investment Methods."

         Futures Contracts.

                  Transactions in Futures. The Portfolio may enter into futures contracts, including stock index, interest rate and currency futures ("futures" or "futures contracts"). The Portfolio may also enter into futures on commodities related to the types of companies in which it invests, such as oil and gold futures. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

         Stock index futures contracts may be used to attempt to hedge a portion of the Portfolio, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Portfolio may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Portfolio successfully, the Portfolio must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Portfolio's securities.

         Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas.

                  Regulatory Limitations. The Portfolio will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

         The Portfolio may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those positions would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Trustees of the Trust without a shareholder vote and does not limit the percentage of the Portfolio's assets at risk to 5%.

         In instances involving the purchase of futures contracts or the writing of call or put options thereon by the Portfolio, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the Portfolio to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or identified accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         Options on Futures Contracts. The Portfolio may purchase and sell options on the same types of futures in which it may invest. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by the Sub-advisor or Rowe Price-Fleming International, Inc. Such aggregated orders would be allocated among such portfolios in a fair and non-discriminatory manner.

         See this Statement and Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks in options and future contracts.

         Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

         Foreign Futures and Options. The Portfolio is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers. There are special risks in foreign investing. Certain of these risks are inherent in any international mutual fund while others relate more to the countries in which the Portfolio will invest. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe and the Middle East. For an additional discussion of certain risks involved in investing in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Portfolio's use of such contracts would include, but not be limited to, the following. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when the Sub-advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served. The Portfolio will generally not enter into a forward contract with a term of greater than one year.

         The Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio's investment objective and policies. However, the Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio's holdings of liquid, high-grade debt securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

         At the maturity of a forward contract, the Portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. For a discussion of certain risk factors involved in foreign currency transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Portfolio may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (or, in the case of foreign exchange contracts, entirely as ordinary income or loss). The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

         As a result of the "Taxpayer Relief Act of 1997," entering into certain option, futures contracts, or forward contracts may be deemed a "constructive sale" of offsetting securities, which could result in a taxable gain from the sale being distributed to shareholders. The Portfolio would be required to distribute any such gain even though it would not receive proceeds from the sale at the time the option, futures or forward position is entered into.

         Hybrid Instruments. Hybrid Instruments have been developed and combine the elements of futures contracts, options or other financial instruments with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in investing in hybrid instruments see this statement under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements. Although the Portfolio has no current intention, in the foreseeable future, of engaging in reverse repurchase agreements, the Portfolio reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a Portfolio is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Portfolio.

     Warrants. The Portfolio may acquire warrants. For a discussion of certain risks involved therein, see this Statement under "Certain Risk Factor and Investment Methods."

         Lending of Portfolio Securities. Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash or U.S. government securities. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on three business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

         Other Lending/Borrowing. Subject to approval by the SEC and certain state regulatory agencies, the Portfolio may make loans to, or borrow funds from, other mutual funds sponsored or advised by the Sub-advisor or Rowe Price-Fleming International, Inc. The Portfolio has no current intention of engaging in these practices at this time.

         When-Issued Securities and Forward Commitment Contracts. The Portfolio may purchase securities on a "when-issued" or delayed delivery basis and may purchase securities on a forward commitment basis. Any or all of the Portfolio's investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. The Portfolio will cover its commitments with respect to these securities by maintaining cash and/or liquid, high-grade debt securities with its custodian bank equal in value to these commitments during the time between the purchase and the settlement. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. For a discussion of these securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST T. Rowe Price Natural Resources Portfolio. These limitations are not "fundamental" restrictions and can be changed by the Trustees without shareholder approval. The Portfolio will not:

1. Purchase additional securities when money borrowed exceeds 5% of its total assets;

2.   Invest in companies for the purpose of exercising management or control;

3. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Portfolio's net asset value;

4. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

5. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

6. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;

7. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

8. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Trust's Prospectus and this Statement;

9.   Effect short sales of securities; or

10. Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants, except that this restriction does not apply to warrants acquired as a result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market.

AST Alliance Growth Portfolio:

Investment Objective: The Portfolio's investment objective is to seek long-term growth of capital by investing predominantly in the equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of a limited number of large, carefully selected, high-quality U.S. companies that, in the judgment of the Portfolio's Sub-advisor, are likely to achieve superior earnings growth.

Investment Policies:

         The Sub-advisor's research staff generally follows a primary research universe of approximately 600 companies that are considered by the Sub-advisor to have strong management, superior industry positions, excellent balance sheets and the ability to demonstrate superior earnings growth. As one of the largest multi-national investment firms, the Sub-advisor has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe.

         The Sub-advisor's analysts prepare their own earnings estimates and financial models for each company followed. While each analyst has responsibility for following companies in one or more identified sectors and/or industries, the lateral structure of the Sub-advisor's research organization and constant communication among the analysts result in decision-making based on the relative attractiveness of stocks among industry sectors. The focus during this process is on the early recognition of change on the premise that value is created through the dynamics of changing company, industry and economic fundamentals. Research emphasis is placed on the identification of companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

         The Sub-advisor continually reviews its primary research universe of approximately 600 companies to maintain a list of favored securities, the "Alliance 100," considered by the Sub-advisor to have the most clearly superior earnings potential and valuation attraction. The Sub-advisor's concentration on a limited universe of companies allows it to devote its extensive resources to constant intensive research of these companies. Companies are constantly added to and deleted from the Alliance 100 as their fundamentals and valuations change. The Sub-advisor's Large Cap Growth Group, in turn, further refines, on a weekly basis, the selection process for the Portfolio with each portfolio manager in the Group selecting 25 such companies that appear to the manager most attractive at current prices. These individual ratings are then aggregated and ranked to produce a composite list of the 25 most highly regarded stocks, the "Favored 25." Approximately 70% of the Portfolio's net assets will usually be invested in the Favored 25 with the balance of the Portfolio's investment portfolio consisting principally of other stocks in the Alliance 100. Portfolio emphasis upon particular industries or sectors is a by-product of the stock selection process rather than the result of assigned targets or ranges.

         The Sub-advisor expects the average weighted market capitalization of companies represented in the Portfolio (i.e., the number of a company's shares outstanding multiplied by the price per share) to normally be in the range of or exceed the average weighted market capitalization of companies comprising the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded stocks, including monthly adjustments to reflect the reinvestment of dividends and distributions. Investments will be made upon their potential for capital appreciation.

         Convertible Securities. The Portfolio may invest in convertible securities, which are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, as they provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. However, when the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.
Convertible securities rank senior to common stocks on an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Portfolio may invest up to 20% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Portfolio under the investment policies described above. Additional information about convertible securities is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Rights and Warrants. The Portfolio may invest up to 5% of its net assets in rights or warrants, but will do so only if the equity securities themselves are deemed appropriate by the Sub-advisor for inclusion in the Portfolio. Rights and warrants may be more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities. Additional information about warrants is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest up to 15% of the value of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by the Portfolio under the investment policies described above. Additional information about foreign securities and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Options and Futures:

         While the Portfolio does not anticipate utilizing them on a regular basis, the Portfolio may from time to time may engage in options and futures transactions as described below. Additional information about option, futures and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Securities. The Portfolio may write exchange-traded call options on common stocks, and may purchase and sell exchange-traded call and put options on common stocks written by others or combinations thereof. The Portfolio will not write put options.

         Generally, the opportunity for profit from the writing of options is higher, and consequently the risks are greater, when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees. The Portfolio will not write a call unless the Portfolio at all times during the option period owns either (a) the optioned securities or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio or (b) a call option on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with its Custodian.

         Premiums received by the Portfolio in connection with writing call options will vary widely. Commissions, stock transfer taxes and other expenses of the Portfolio must be deducted from such premium receipts. Calls written by the Portfolio will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of whom are members of a national securities exchange on which options are traded, and will be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Sub-advisor. The endorsing or guaranteeing firm requires that the option writer (in this case the Portfolio) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

         The Portfolio will not sell a call option written by it if, as a result of the sale, the aggregate of the Portfolio's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets.

         The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Sub-advisor has adopted procedures for monitoring the creditworthiness of financial institutions with which over-the-counter options transactions are effected.

         In buying a call, the Portfolio would be in a position to realize a gain if, during the option period, the price of the shares increased by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium and commissions payable on exercise. In buying a put, the Portfolio would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium and commissions payable on exercise. In addition, the Portfolio could realize a gain or loss on such options by selling them.

         The aggregate cost of all outstanding options purchased and held by the Portfolio, including options on market indices as described below, will at no time exceed 10% of the Portfolio's total assets.

         Options on Market Indices. The Portfolio may purchase and sell exchange-traded index options. Through the purchase of listed index options, the portfolio could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Portfolio's securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Portfolio would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         Stock Index Futures. The Portfolio may purchase and sell stock index futures contracts. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of liquid assets equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. The Portfolio will not purchase or sell options on stock index futures contracts.

         The Portfolio may not purchase or sell a stock index future if, immediately thereafter, more than 30% of its total assets would be hedged by stock index futures. The Portfolio may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Portfolio's existing futures positions would exceed 5% of the market value of the Portfolio's total assets.

         Currently, stock index futures contracts can be purchased or sold with respect to the Standard & Poor's 500 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. The Sub-advisor does not believe that differences in composition of the three indices will create any differences in the price movements of the stock index futures contracts in relation to the movements in such indices. However, such differences in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged. The Portfolio reserves the right to purchase or sell stock index futures contracts that may be created in the future.

         The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         There are several risks in connection with the use of stock index futures by the Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Portfolio will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period for the index, or if otherwise deemed to be appropriate by the Sub-advisor. Conversely, the Portfolio may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or if otherwise deemed to be appropriate by the Sub-advisor.

         Where futures are purchased to hedge against a possible increase in the price of stock before the Portfolio is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Sub-advisor then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         The Portfolio's Sub-advisor intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         Portfolio Turnover. The Portfolio's investment policies as described above are based on the Sub-advisor's assessment of fundamentals in the context of changing market valuations. Therefore, they may under some conditions involve frequent purchases and sales of shares of a particular issuer as well as the replacement of securities. The Sub-advisor expects that more of its portfolio turnover will be attributable to increases and decreases in the size of particular portfolio positions rather than to the complete elimination of a particular issuer's securities from the Portfolio. For more information on portfolio turnover, see this Statement and the Trust's Prospectus under "Portfolio Turnover."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Alliance Growth Portfolio. These limitations are not "fundamental" restrictions and may be changed without shareholder approval. The Portfolio will not:

1.   Invest in companies for the purpose of exercising control;

2. Purchase the securities of any other investment company or investment trust, except in compliance with the 1940 Act;

3. Invest in interests in oil, gas or other mineral exploration or development programs, except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs;

4.   Make short sales of securities or purchase  securities on margin except for
     such  short-term   credits  as  may  be  necessary  for  the  clearance  of
     transactions;

5. Purchase illiquid securities if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be so invested;

Whenever any investment restriction states a maximum percentage of the Portfolio's assets which may be invested in any security or other asset, it is intended that such percentage be determined immediately after and as a result of the Portfolio's acquisition of such securities or other assets. Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from changes in values or net assets will not be considered a violation of any such maximum.

AST MFS Growth Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek to provide long-term growth of capital and future income rather than current income.

Investment Policies:

         Variable and Floating Rate Obligations. The Portfolio may invest in floating or variable rate securities. Investments in variable or floating rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount of the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date, which may range up to thirty years from the date of issuance.

         Equity Securities. The Portfolio may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

         Foreign Securities. The Portfolio may invest in dollar-denominated and non-dollar denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. For a discussion of the risks involved in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depository Receipts. The Portfolio may invest in American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and other types of depository receipts. ADRs are certificates by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depository receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. For the purposes of the Portfolio's policy to invest a certain percentage of its assets in foreign securities, the investments of the Portfolio in ADRs, GDRs and other types of depository receipts are deemed to be investments in the underlying securities.

         ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United Sates can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these shares to the local depositary of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Portfolio's custodian in five days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

     Emerging Markets. The Portfolio may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Such investments entail significant risks as described below.

         Company Debt. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Portfolio's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Portfolio's assets should these conditions recur.

         Foreign currencies. Some emerging market countries may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Portfolio's portfolio securities are denominated may have a detrimental impact on the Portfolio's net asset value.

         Inflation. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

         Liquidity; Trading Volume; Regulatory Oversight. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore , there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

         The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

         The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Portfolio's securities in such markets may not be readily available. The Portfolio may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. If market prices are not readily available, the Portfolio's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

         Withholding. Income from securities held by the Portfolio could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Portfolio makes its investments. The Portfolio's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Portfolio or to entities in which the Portfolio has invested. The Sub-advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

         Forward Contracts. The Portfolio may enter into contracts for the purchase or sale of a specific currency at a future date at a price at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

         The Portfolio does not presently intend to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Portfolio's profit or loss based upon the value of the Contracts at the time the offsetting transactions is executed.

         The Portfolio will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Portfolio may purchase a given foreign currency through a Forward Contract if, in the judgement of the Sub-advisor, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Portfolio may sell the currency through a Forward Contract if the Sub-advisor believes that its value will decline relative to the dollar.

         For an additional discussion of Forward Contracts see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts. The Portfolio may purchase and sell futures contracts ("Future Contracts") on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Portfolio also may purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be exercised at any other time during their term.

         Purchases or sales of stock index futures contracts are used to attempt to protect the Portfolio's current or intended stock investments from broad fluctuations in stock prices. For example, the Portfolio may sell stock index futures contracts in anticipations of or during market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When the Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

         The Portfolio may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Portfolio may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

         Conversely, the Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant security, which could offset, in whole or in part, the increased cost of such securities resulting from the rise in the dollar value of the underlying currencies. Where the Portfolio purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         For further information on Futures Contracts, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment in Other Investment Companies. The Portfolio may invest in other investment companies, including both open-end and closed-end companies. Investments in closed-end investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

     Options. The Portfolio may invest in the following types of options, which involves the risks described below under the caption "Risk Factors."

         Options on Foreign Currencies. The Portfolio may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Portfolio will generally be covered in a manner similar to the covering of other types of options.

         Options of Futures Contracts. The Portfolio may also purchase and write options to buy or sell those Futures Contracts in which it may invest as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Options on Futures Contracts that are written or purchased by the Portfolio on U.S. Exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to the regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Portfolio may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Portfolio owns liquid and unencumbered assets equal to the difference. The Portfolio may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held
(ii) is less than the exercise price of the put written if the Portfolio owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Portfolio, the Portfolio will be required to sell the underlying Futures Contract which, if the Portfolio has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Portfolio is exercised, the Portfolio will be required to purchase the underlying Futures Contract which, if the Portfolio has covered its obligation through the sale of such Contract, will close out its futures position.

         Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Portfolio's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

     Options on Securities. The Portfolio may write (sell) covered put and call options, and purchase put and call options, on securities.

         A call option written by the Portfolio is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Portfolio owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Portfolio owns liquid and unencumbered assets equal to the difference. If the portfolio writes a put option it must segregate liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Portfolio owns liquid and unencumbered assets equal to the difference. Put and call options written by the Portfolio may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations.

         Effecting a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Portfolio to write another put option to the extent that the Portfolio owns liquid and unencumbered assets. Such transactions permit the Portfolio to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Portfolio, provided that another option on such security is not written. If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

         The Portfolio may write options in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and then write a call option against that security. The exercise price of the call option the Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price or the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the
Portfolio may elect to close the position or retain the option until it is exercised, at which time the Portfolio will be required to take delivery of the security at the exercise price; the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.

         The Portfolio may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Portfolio will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         The writing of options on securities will not be undertaken by the Portfolio solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. The Portfolio may also purchase options for hedging purposes or to increase its return.

         The Portfolio may also purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit.

         Options on Stock Indices. The Portfolio may write (sell) covered call and put options and purchase call and put options on stock indices. The Portfolio may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Sub-advisor, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Portfolio owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. The Portfolio may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Portfolio own liquid and unencumbered assets equal to the difference. If the Portfolio writes put options on stock indices, it must segregate liquid and unencumbered assets with a value equal to the exercise price, or hold a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or
(b) is less than the exercise price of the put written if the Portfolio owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

         The purchase of call options on stock indices may be used by the Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid it the value of the index does not rise. The purchase of call options on stock indices when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

         The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

         For an additional discussion of options, see this Statement under "Certain Risk Factors and Investment Methods."

         Special Risk Factors.

Risk of Imperfect Correlation of Hedging Instruments with the Portfolio's Portfolio. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Portfolio bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

         It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Portfolio enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Portfolio's portfolio or the intended acquisitions being hedged.

         The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the difference in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

         The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Portfolio is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Portfolio in connection with such transactions.

         In writing a covered call option on a security, index or futures contract, the Portfolio also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Portfolio covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Portfolio may not be fully covered. As a result, the Portfolio could be subject to risk of loss in the event of adverse market movements.

         Risks of Non-Hedging Transactions. The Portfolio may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. Nevertheless, the method of covering an option employed by the Portfolio may not fully protect it against risk of loss and, in any event, the Portfolio could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Portfolio may also enter into futures, Forward Contracts for non-hedging purposes. For example, the Portfolio may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Portfolio will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts may be leveraged, which could expose the Portfolio to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Portfolio to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

         With respect to the writing of straddles on securities, the Portfolio incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Portfolio with two simultaneous premiums on the same security, but involve additional risk, since the Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

         Risk of a Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. In that event, it may not be possible to close out a position held by the Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Portfolio has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio, and could result in trading losses.

         The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Potential Bankruptcy of a Clearinghouse or Broker. When the Portfolio enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Portfolio has effected the transaction. In that event, the Portfolio might not be able to recover amounts deposited as margin, or amounts owed to the Portfolio in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Portfolio could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

         Trading and Position Limits. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers.) Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Sub-advisor does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Portfolio.

         Risks of Options on Futures Contracts. The amount of risk the Portfolio assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

         Risks of Transactions in Foreign Currencies and Over-the-Counter Derivatives and Other Transactions Not Conducted on U.S. Exchanges. Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Portfolio. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

         Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

         Unlike transactions entered into by the Portfolio in Futures Contracts and exchange-traded options, on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction.

         Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions.

         Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default.

         The purchase and sale of exchange-traded foreign currency options, is subject to the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     Short Term Instruments. The Portfolio may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

         Temporary Defensive Positions. During periods of unusual market conditions when the Sub-advisor believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Portfolio may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government securities and related repurchase agreements.

         "When-Issued" Securities. The Portfolio may purchase securities on a "when-issued," "forward commitment," or "delayed delivery basis." The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. While awaiting delivery of securities purchased on such basis, the Portfolio will identify liquid and unencumbered assets equal to its forward delivery commitment.

         For more information about when-issued securities, please see this Statement under "Certain Risk Factors and Investment Methods."

AST Alger Growth Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek long-term capital growth.

Investment Policies:

         Cash Position. In order to afford the Portfolio the flexibility to take advantage of new opportunities for investments in accordance with its investment objective or to meet redemptions, it may, under normal circumstances, hold up to 15% of its total assets in money market instruments including, but not limited to, certificates of deposit, time deposits and bankers' acceptances issued by domestic bank and thrift institutions, U.S. Government securities, commercial paper and repurchase agreements. In addition, when the Sub-advisor's analysis of economic and technical market factors suggests that common stock prices will decline sufficiently so that a temporary defensive position is deemed advisable, the Portfolio may invest in these instruments without limitation.

     U.S. Government Obligations. Obligations, bills, notes, bonds, and other debt securities issued by the U.S. Treasury are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S. Government Agency Obligations. These securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Administration, Federal Housing Administration and Maritime Administration. Some of these securities are supported by the full faith and credit of the U.S.
Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury. Certain of these securities may have volatility risks, prepayment risks and extension risk, which could have a negative impact on the Portfolio's net asset value.

         Bank Obligations. These are certificates of deposit, bankers' acceptances and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

         The Portfolio will not invest in any debt security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign banks, the security is, in the opinion of the Sub-advisor, of an investment quality comparable to other debt securities which may be purchased by the Portfolios. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

         Investments by the Portfolio in foreign bank obligations and obligations of foreign branches of domestic banks present many of the same risks as investments in foreign securities generally. In view of these risks, the Sub-advisor will carefully evaluate these investments on a case-by-case basis. For additional discussion of foreign securities and their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Short-term Corporate Debt Securities. These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate debt securities may have fixed, variable, or floating rates. For additional discussion on debt securities see this Statement under "Certain Risk Factors and Investment Methods."

     Commercial  Paper.   These  are  short-term   promissory  notes  issued  by
corporations primarily to finance short-term credit needs.

         Variable Rate Master Demand Notes. These are unsecured instruments that permit the amount of indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Sub-advisor that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes for the Portfolio, the Sub-advisor will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, the Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.


     Firm Commitment Agreements and When-Issued Transactions. Firm commitment agreements and when-issued transactions would be used, for example, when a decline in the yield of securities of a given issuer is anticipated and a more advantageous yield may be obtained by committing currently to purchase securities to be issued later. The Portfolio will segregate cash or liquid securities in an amount sufficient at all times to meet its purchase obligations under these agreements. Additional information about firm commitment agreements, when-issued transactions and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."


         Lending of Portfolio Securities. The Portfolio will not lend securities to the Investment Manager, the Sub-advisor or their affiliates. By lending its securities, the Portfolio can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral or by earning income in the form of interest paid by the borrower when U.S. Government securities are used as collateral. The Portfolio will adhere to the following conditions whenever its securities are loaned: (a) the Portfolio must receive at least 100 percent cash collateral or equivalent securities from the borrower, (b) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the value of the collateral, (c) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value, (d) the Portfolio may pay only reasonable custodian fees in connection with the loan. For additional information on the lending of Portfolio securities and its risks see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest up to 20% of the value of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar-denominated securities of foreign issuers). Foreign securities investments may be affected by, among other matters, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing among nations. Securities purchased on a foreign exchange may be held in custody by a bank or other depository located in that market. For additional discussion on foreign securities see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Alger Growth Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:

1. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;

2. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 10% of the Portfolio's total assets at the time of borrowing or investment. These restrictions shall not apply to transactions involving reverse repurchase agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis;

3.   Invest in oil, gas or mineral leases.

4. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.


5. The Portfolio may not invest more than 15% of the assets of the Portfolio (taken at the time of the investments) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Portfolio has purchased, securities being used to cover options a Portfolio has written, securities for which market quotations are not readily available, or other securities which legally or in the Sub-advisor's option may be deemed illiquid.


6. Selling securities short, except that the Portfolio may sell securities "short against the box."

7.   Writing or selling puts, calls, straddles, spreads or combinations thereof.

8.   Making investments for the purpose of exercising control or management.

AST Marsico Capital Growth Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek capital growth. Realization of income is not an investment objective and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Investment Policies:

         Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and swaps. The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contract positions and options on futures contracts written by the Portfolio would exceed the market value of the total assets of the Portfolio. The Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.

         The Portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Portfolio is permitted to invest directly. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor, and only pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the Portfolio's obligations under an option written by the Portfolio, as the case may be, will be subject to the Portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Portfolio to do so. For a description of these strategies and instruments and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Interest Rate Swaps and Purchasing and Selling Interest Rate Caps and Floors. In addition to the strategies noted above, the Portfolio, in order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, may enter into interest rate swaps and may buy or sell interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its investments. The Portfolio also may enter into these transactions to protect against any increase in the price of securities the Portfolio may consider buying at a later date. The Portfolio does not intend to use these transactions as speculative investments. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

         The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. If the Portfolio enters into an interest rate swap on other than a net asset basis, the Portfolio would maintain a segregated account in the full amount accrued on a daily basis of the Portfolio's obligations with respect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Portfolio sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that the Portfolio contractually is entitled to receive. The Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above. For an additional discussion of these strategies, see this Statement under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements. For a description of these investment techniques, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         High-Yield/High-Risk Securities. High-yield/high-risk securities (or "junk" bonds) are debt securities rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Services ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's"). The Portfolio will not invest more than 5% of its total assets in high-yield/high-risk and mortgage- and asset-backed securities.

         The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e. credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities. The Portfolio will not purchase debt securities rated below "CCC-" by Standard & Poor's or "Caa" by Moody's. The Portfolio may also purchase unrated bonds of foreign and domestic issuers. For an additional discussion of high-yield/high-risk and mortgage- and asset-backed securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Zero Coupon, Pay-in-Kind, and Step Coupon Bonds. The Portfolio may purchase zero coupon, pay-in-kind, and step coupon bonds. Zero coupon bonds are debt securities that do not pay periodic interest, but are issued at a discount from their face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. Pay-in-kind bonds normally give the issuer the option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. Step coupon bonds begin to pay coupon interest, or pay an increased rate of interest, at some time after they are issued. The discount at which step coupon bonds trade depends on the time remaining until cash payments begin, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market value of zero coupon, pay-in-kind and step coupon bonds generally will fluctuate more in response to changes in interest rates than will conventional interest-paying securities with comparable maturities. For an additional discussion of zero coupon securities, see this SAI under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Marsico Capital Growth Portfolio. These limitations are not "fundamental" restrictions, and may be changed by the Trustees without shareholder approval.

1. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

2. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

3. The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to (i) reverse repurchase agreements; (ii) deposits of assets on margin;
     (iii) guaranteed positions in futures, options, swaps or forward contracts; or (iv) the segregation of assets in connection with such contracts.

4. The Portfolio does not currently intend to purchase any securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees of the Trust, or the Sub-advisor acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any successor to such rule, and Section 4(2) commercial paper. Accordingly, such securities may not be subject to the foregoing limitation.

5. The Portfolio may not invest in companies for the purpose of exercising control or management.

AST JanCap Growth Portfolio:

Investment Objective: The investment objective of the Portfolio is growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Investment Policies:

         The Portfolio may, as a fundamental policy, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio subject to the prior approval of the Investment Manager. The Investment Manager will not approve such investment unless: (a) the Investment Manager believes, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Investment Manager has given prior notice to the Participating Insurance Companies that it intends to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue the purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Trust for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Sub-advisor for the Portfolio has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law. The Portfolio will apply for such exemptive or other relief under the provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder as may be necessary regarding investments in such investment companies.

         Corporate Bonds and Debentures. The Portfolio may purchase corporate bonds and debentures, including bonds rated below investment grade by the primary rating agencies. The Portfolio will not invest more than 35% of its net assets in bonds rated below investment grade. For a discussion of lower rated securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices and foreign currencies, forward contracts and swaps. The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contract positions and options on futures contracts written by the Portfolio would exceed the market value of the total assets of the Portfolio. The Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.

         The Portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Portfolio is permitted to invest directly. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor, and only pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the Portfolio's obligations under an option written by the Portfolio, as the case may be, will be subject to the Portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction at a time when the Sub-advisor believes it would be advantageous for the Portfolio to do so. For a description of these strategies and instruments and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Interest Rate Swaps and Purchasing and Selling Interest Rate Caps and Floors. In addition to the strategies noted above, the Portfolio, in order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, may enter into interest rate swaps and may buy or sell interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its investments. The Portfolio also may enter into these transactions to protect against any increase in the price of securities the Portfolio may consider buying at a later date. The Portfolio does not intend to use these transactions as speculative investments. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

         The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. If the Portfolio enters into an interest rate swap on other than a net basis, the Portfolio would maintain a segregated account in the full amount accrued on a daily basis of the Portfolio's obligations with respect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Portfolio sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that the Portfolio contractually is entitled to receive. The Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above. For an additional discussion of these strategies, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment Company Securities. From time to time, the Portfolio may invest in securities of other investment companies, subject to the provisions of
Section 12(d)(1) of the 1940 Act. The Portfolio may invest in securities of money market funds managed by the Sub-advisor subject to the terms of an exemptive order obtained by the Sub-advisor and the funds that are advised or sub-advised by the Sub-advisor. Under such order, the Portfolio will limit its aggregate investment in a money market fund managed by the Sub-advisor to the greater of (i) 5% of its total assets or (ii) $2.5 million, although the Trust's Board of Trustees may increase this limit up to 25% of the Trust's total assets.

         Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements. The Portfolio will enter into such agreements only to provide cash to satisfy unusually heavy redemption requests and for other temporary or emergency purposes, rather than to obtain cash to make additional investments. For a description of these investment techniques, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST JanCap Growth Portfolio. These limitations are not "fundamental" restrictions, and may be changed by the Trustees without shareholder approval.

1. The Portfolio will not purchase a security if as a result, more than 15% of its net assets in the aggregate, at market value, would be invested in securities which cannot be readily resold because of legal or contractual restrictions on resale or for which there is no readily available market, or repurchase agreements maturing in more than seven days or securities used as a cover for written over-the-counter options, if any. The Trustees, or the Investment Manager or the Sub-advisor acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation.

2. The Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. Under such a circumstance, the Portfolio may have to liquidate securities at a time when it is disadvantageous to do so. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

3. The Portfolio will not enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premium required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets.

4. The Portfolio will not enter into any futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions of the Portfolio would exceed the market value of the total assets of the Portfolio.

5. The Portfolio will not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

6. The Portfolio will not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.



AST Janus Strategic Value Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek long-term growth of capital.

Investment Policies:

         Foreign Securities. The Portfolio may invest up to 25% of its net assets in foreign securities denominated in foreign currencies and not publicly traded in the United States. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. For a discussion of the risks involved in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary Receipts. The Portfolio may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are described in the Trust's Prospectus under "Certain Risk Factors and Investment Methods." Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolio may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies.

         Investment Company Securities. From time to time, the Portfolio may invest in securities of other investment companies, subject to the provisions of
Section 12(d)(1) of the 1940 Act. The Portfolio may invest in securities of money market funds managed by the Sub-advisor in excess of the limitations of
Section 12(d)(1) under the terms of an SEC exemptive order obtained by the Sub-advisor and the funds that are advised or sub-advised by the Sub-advisor.

         Municipal Obligations. The Portfolio may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by among other things the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable the Portfolio to demand payment on short notice from the issuer or a financial intermediary.

         Income-Producing Securities. Types of income producing securities that the Portfolio may purchase include, but are not limited to, (i) variable and floating rate obligations, which are securities having interest rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate, (ii) standby commitments, which are instruments similar to puts that give the holder the option to obligate a broker, dealer or bank to repurchase a security at a specified price, and (iii) tender option bonds, which are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals. The Portfolio will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of its portfolio. The Portfolio may also invest in inverse floaters, which are debt instruments the interest on which varies in an inverse relationship to the interest rate on another security. If movements in interest rates are incorrectly anticipated, the Portfolio could lose money or its net asset value could decline by the use of inverse floaters. The Portfolio will not invest more than 5% of its assets in inverse floaters. The Portfolio may also invest in strip bonds, which are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

         Zero Coupon, Step Coupon and Pay-In-Kind Securities. The Portfolio may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are described in this Statement under "Certain Risk Factors and Investment Methods." Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

         Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

         High-Yield/High-Risk Securities. The Portfolio may invest up to 35% of its net assets in bonds that are rated below investment grade. The Portfolio may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may elect not to incur the costs of obtaining a rating. The Sub-advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, in determining whether to purchase unrated municipal bonds. Unrated bonds will be included in the 35% limit unless the Sub-advisor deems such securities to be the equivalent of investment grade securities. For a description of these securities and a discussion of the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Portfolio may purchase defaulted securities subject to the above limits, but only when the Sub-advisor believes, based upon its analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Sub-advisor's belief as to the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

                  Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about their condition. The market prices of securities of such issuers also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

                  Disposition of Portfolio Securities. Although the Portfolio generally will purchase securities for which the Sub-advisor expects an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Portfolio will limit holdings of any such securities to amounts that the Sub-advisor believes could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Portfolio's ability to readily dispose of securities to meet redemptions.

                  Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Portfolio at additional expense to the Portfolio, which expense could be substantial.

         Reverse Repurchase Agreements. The Portfolio may use reverse repurchase agreements to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. The Portfolio will enter into reverse repurchase agreements only with parties that the Sub-advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Portfolio, although the requirement for the Portfolio to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

         For an additional discussion of reverse repurchase agreements and their risks, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures, Options and Forward Contracts. The Portfolio may enter into futures contracts on securities, financial indices, and foreign currencies and options on such contracts, and may invest in options on securities, financial indices, and foreign currencies, and forward contracts. The Portfolio will not enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contract positions and options on futures contracts written by the Portfolio would exceed the market value of the Portfolio's total assets. The Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.

         The Portfolio may buy or write options in privately negotiated transactions on the types of securities, and on indices based on the types of securities, in which the Portfolio is permitted to invest directly. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Sub-advisor pursuant to procedures adopted by the Sub-advisor for monitoring the creditworthiness of those entities. To the extent that an option purchased or written by the Portfolio in a negotiated transaction is illiquid, the value of the option purchased or the amount of the Portfolio's obligations under an option it has written, as the case may be, will be subject to the Portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction when the Sub-advisor believes it would be advantageous for the Portfolio to do so. For a description of these strategies and instruments and certain of their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar Instruments. The Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

         Swaps and Swap-Related Products. The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. If the Portfolio enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. The Sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-advisor has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, are less liquid than swaps. To the extent the Portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio. These transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Portfolio would risk the loss of the payments that it contractually is entitled to receive. The Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Janus Strategic Value Portfolio. The limitations are not "fundamental restrictions and may be changed by the Trustees without shareholder approval.

1. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

2. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

3. The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, margin and other deposits in connection with transactions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

4. The Portfolio does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfoio's Sub-advisor acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any successor to such rule, Section 4(2) commercial paper, and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

5. The Portfolio may not invest in companies for the purpose of exercising control of management.

AST Cohen & Steers Realty Portfolio:

Investment Objective: The investment objective of AST Cohen & Steers Realty Portfolio. (the "Portfolio") is to maximize total return through investment in real estate securities.

Investment Policies:

     Investment Techniques. The following sections provide expanded discussion of several of the types of investments and investment techniques which may be used by the Portfolio.

                  Real Estate Investment Trusts. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. It is anticipated, although not required, that under normal circumstances a majority of the Portfolio's investments in REITs will consist of equity REITs.

         A REIT is not taxed on amounts distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. Equity and Mortgage REITs are dependent upon the skills of their managers and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), or to maintain their exemptions from registration under the Investment Company Act of 1940 (the "1940 Act").

                  Futures Contracts. The Portfolio may purchase and sell financial futures contracts. A futures contract is an agreement to buy or sell a specific security or financial instrument at a particular price on a stipulated future date. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

         The Portfolio may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

         At the time the Portfolio purchases a futures contract, an amount of cash or other liquid assets equal to the market value of the futures contract will be deposited in a segregated account with the Portfolio's custodian. When writing a futures contract, the Portfolio will maintain with its custodian similar liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Portfolio's custodian). For an additional discussion of futures contracts and the risks associated with them, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Options on Securities and Stock Indices. The Portfolio may write covered call and put options and purchase call and put options on securities or stock indices that are traded on United States exchanges.

         An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The value of the underlying securities on which options may be written at any one time will not exceed 25% of the total assets of the Portfolio. The Portfolio will not purchase put or call options if the aggregate premiums paid for such options would exceed 5% of its total assets at the time of purchase.

         The Portfolio may write a call or put option only if the option is "covered." A call option on a security written by the Portfolio is covered if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or other liquid assets in a segregated account with its custodian. A put option on a security written by the Portfolio is "covered" if the Portfolio maintains similar liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         The Portfolio will cover call options on stock indices by owning securities whose price changes, in the opinion of the Sub-advisor are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Portfolio covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Portfolio will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Portfolio will cover put options on stock indices by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

         The Portfolio will receive a premium from writing a put or call option, which increases the Portfolio's gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which the Portfolio has written a call option falls or remains the same, the Portfolio will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security or index rises, however, the Portfolio will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Portfolio's stock investments. By writing a put option, the Portfolio assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on securities or indices will increase the Portfolio's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

         The Portfolio may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Portfolio will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of the Portfolio's security holdings being hedged.

         The Portfolio may purchase call options on individual securities to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. Similarly, the Portfolio may purchase call options to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Portfolio will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

         There can be no assurance that a liquid market will exist when the Portfolio seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Portfolio may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Portfolio may experience losses in some cases as a result of such inability.

         Foreign Currency Contracts and Currency Hedging Transaction. In order to hedge against foreign currency exchange rate risks, the Portfolio may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Portfolio may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Portfolio will not enter into forward foreign currency contracts if, as a result, the Portfolio will have more than 15% of the value of its net assets committed to the consummation of such contracts.

         The Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when the Portfolio believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Portfolio's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Because in connection with the Portfolio's foreign currency forward transactions an amount of the Portfolio's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the Portfolio will always have cash or other liquid assets available sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. In addition, the Portfolio will not enter into such forward contracts if, as a result, the Portfolio will have more than 15% of the value of its total assets committed to such contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Portfolio's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not engaged in such contracts.

         The Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

         The Portfolio may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Portfolio's portfolio securities or adversely affect the prices of securities that the Portfolio intends to purchase at a later date. The successful use of currency futures will usually depend on the Sub-advisor's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of foreign currency futures or may realize losses.

         Short Sales. The Portfolio may enter into short sales, provided the dollar amount of short sales at any one time would not exceed 25% of the net assets of the Portfolio, and the value of securities of any one issuer in which the Portfolio is short would not exceed the lesser of 2% of the value of the Portfolio's net assets or 2% of the securities of any class of any issuer. The Portfolio must maintain collateral in a segregated account consisting of cash or other liquid assets with a value equal to the current market value of the shorted securities, which are marked to market daily. If the Portfolio owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as "short sales against the box"), the above requirements are not applicable.

         Non-Diversified Status. The Portfolio is classified as a "non-diversified" investment company under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Portfolio of any liability for Federal income tax to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, the Portfolio will limit its investments so that, at the close of each quarter of the taxable year,
(i) not more than 25% of the market value of the Portfolio's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. The Portfolio's investments in securities issued by the U.S. Government, its agencies and instrumentalities are not subject to these limitations.

Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Cohen & Steers Realty Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:

1. Invest in illiquid securities, as defined in the prospectus under "Investment Objective and Policies, AST Cohen & Steers Realty Portfolio" if immediately after such investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities;

2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

3. Participate on a joint or joint and several basis in any securities trading account;

4.   Invest in companies for the purpose of exercising control;

5. Purchase securities of investment companies except in compliance with the 1940 Act; or

6. (a) invest in interests in oil, gas, or other mineral exploration or development programs; or (b) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions.


AST Sanford Bernstein Managed Index 500 Portfolio:

Investment Objective: The investment objective of the AST Sanford Bernstein Managed Index 500 Portfolio (the "Portfolio") is to outperform the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500(R) Index") through stock selection resulting in different weightings of common stocks relative to the index.

Investment Policies:

         As a diversified fund, no more than 5% of the assets of the Portfolio may be invested in the securities of one issuer (other than U.S. Government Securities), except that up to 25% of the Portfolio's assets may be invested without regard to this limitation. The Portfolio will not invest more than 25% of its assets in the securities of issuers in any one industry. In the unlikely event that the S&P 500 should concentrate to an extent greater than that amount, the Portfolio's ability to achieve its objective may be impaired.

         Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         Short-Term Instruments. When the Portfolio experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Portfolio's investment objective are unavailable in sufficient quantities or at attractive prices, the Portfolio may hold short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of: (i) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, of comparable quality in the opinion of the Sub-advisor; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer of the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-advisor.

         Additional U.S. Government Obligations. The Portfolio may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Portfolio may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.

         Equity Investments. The Portfolio may invest in equity securities listed on any domestic securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure.

         Warrants. Warrants entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities.

         Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

         Convertible Securities. Convertible securities may be debt securities or preferred stocks that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Futures Contracts and Options on Futures Contracts.

                  Futures Contracts. The Portfolio may enter into securities index futures contracts. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. These investments will be made by the Portfolio solely for hedging purposes. Such investments will be made only if they are economically appropriate to the reduction of risks involved in the management of the Portfolio. In this regard, the Portfolio may enter into futures contracts or options on futures related to the S&P 500.

         At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.

         In addition, futures contracts entail other risks. The Sub-advisor believes that use of such contracts will benefit the Portfolio. The successful use of futures contracts, however, depends on the degree of correlation between the futures and securities markets. In addition, successful use of futures contracts is dependent on the Sub-advisor's ability to correctly predict movements in the securities markets and no assurance can be given that its judgment will be correct. For an additional discussion of futures contracts and the risks involved therein, see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

                  Options on Futures Contracts. The Portfolio may use stock index futures on a continual basis to equitize cash so that the Portfolio may maintain 100% equity exposure. The Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the total assets of the Portfolio.

         A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Portfolio will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. In anticipation of a decline in interest rates, the Portfolio may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that the Portfolio intends to purchase. Similarly, if the value of the securities held by the Portfolio is expected to decline as a result of an increase in interest rates, the Portfolio might purchase put options or sell call options on futures contracts rather than sell futures contracts.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option my or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contact involves risks similar to those risks relating to the sale of futures contracts.

         Options on  Securities  Indices.  The  Portfolio may purchase and write
(sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.

         Options on securities indices entail certain risks. The absence of a liquid secondary market to close out options positions on securities indices may occur, although the Portfolio generally will only purchase or write such an option if the Sub-advisor believes the option can be closed out.

         Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Sub-advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         For an additional discussion of options and the risks involved therein, see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Sanford Bernstein Managed Index 500 Portfolio. These limitations are not "fundamental' restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:

1. Purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

2.   Invest for the purpose of exercising control or management;

3. Purchase securities of other investment companies except in compliance with the 1940 Act; or

4. Invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable, not including Rule 144A securities and commercial paper that is sold under section 4(2) of the 1933 Act that have been determined to be liquid under procedures established by the Board of Trustees.


AST American Century Income & Growth Portfolio:

Investment Objective: The primary investment objective of the Portfolio is to seek capital growth. Current income is a secondary investment objective.

Investment Policies:

         In general, within the restrictions outlined here and in the Trust's Prospectus, the Sub-advisor has broad powers to decide how to invest fund assets. Investments are varied according to what is judged advantageous under changing economic conditions. It is the Sub-advisor's intention that the Portfolio will generally consist of domestic and foreign common stocks and equity equivalent securities. However, subject to the specific limitations applicable to the Portfolio, the Sub-advisor may invest the assets of the Portfolio in varying amounts in other instruments, such as those discussed below, when such a course is deemed appropriate in order to attempt to attain its investment objective.

         Senior securities that, in the opinion of the manager, are high-grade issues also may be purchased for defensive purposes. However, so long as a sufficient number of such securities are available, the manager intends to keep the Portfolio fully invested in stocks that meet the Portfolio's investment criteria, regardless of the movement of stock prices generally. In most circumstances, the Portfolio's actual level of cash and cash equivalents will be less than 10%. As noted in the Prospectus, the Sub-advisor may use S&P 500 Index futures as a way to expose the Portfolio's cash assets to the market, while maintaining liquidity. The Sub-advisor may not leverage the Portfolio through investment in these futures, so there should be no greater market risk to the Portfolio than if they purchased stocks.

         As a diversified fund as defined in the 1940 Act, the Portfolio will not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer. To meet federal tax requirements for qualification as a regulated investment company, the Portfolio must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in the securities of a single issuer (other than the U.S government or a regulated investment company), and (2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer.

     Foreign Securities. The Portfolio may invest an unlimited amount of its assets in the securities of foreign issuers, including foreign governments, when these securities meet its standards of selection. Securities of foreign issuers may trade in the U.S. or foreign securities markets.

         Investments in foreign securities involve risks that are different from and generally greater than investments in U.S. securities. These risks are discussed in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods." In addition, because most foreign securities are denominated in non-U.S. currencies, the investment performance of the
Portfolio could be affected by changes in foreign currency exchange rates. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other political and economic conditions. As discussed below, the Portfolio may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose.

         In certain countries one securities broker may represent all or a significant part of the trading volume, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in clearance and settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to clearance and settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to clearance and settlement problems could result either in losses to the Portfolio due to subsequent due to subsequent declines in the value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, liability to the purchaser.

         Evidence of securities ownership may be uncertain in many foreign countries. In many of these countries, the most notable of which is the Russian Federation, the ultimate evidence of securities ownership is the share register held by the issuing company or its registrar. While some companies may issue share certificates or provide extracts of the company's share register, these are not negotiable instruments and are not effective evidence of securities ownership. In an ownership dispute, the company's share register is controlling. As a result, there is a risk that the Portfolio's trade details could be incorrectly or fraudulently entered on the issuer's share register at the time of the transaction, or that the Portfolio's ownership could thereafter be altered or deleted entirely, resulting in a loss to the Portfolio.

         Depositary Receipts. The Portfolio may invest in foreign companies through American Depositary Receipts (ADRs), European Depositary Receipts
(EDRs), ordinary shares and New York shares. Additional information about ADRs and EDRs is included in the Trust's prospectus under "Certain Risk Factors and Investment Methods." Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the fund from foreign settlement risks.

         Forward Currency Exchange Contracts. The Portfolio may purchase and sell foreign currency either on a spot (i.e., cash) basis and may engage in forward foreign currency exchange contracts, currency options and futures transactions for hedging or any lawful purpose. The Portfolio will segregate on its records cash or other liquid assets in an amount sufficient to cover its obligations under the contract.

         The Sub-advisor does not intend to enter into such contracts on a regular basis. Normally, consideration of the prospect for currency parties will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Sub-advisor believes that it is important to have flexibility to enter into such forward contracts when it determines that the Portfolio's best interests may be served.

         At the maturity of the forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an offsetting forward contract with the same currency trader obligating the fund to purchase, on the same maturity date, the same amount of the foreign currency.

         Convertible Securities. A convertible security is a fixed income security that offers the potential for capital appreciation through a conversion feature that enables the holder to convert the fixed income security into a stated number of shares of common stock. As fixed income securities, convertible securities provide a stable stream of income, with generally higher yields than common stocks. Because convertible securities offer the potential to benefit from increases in the market price of the underlying common stock, however, they generally offer lower yields than non-convertible securities of similar quality. Of course, like all fixed income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate.

         Unlike a convertible security that is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or on the National Association of Securities Dealers Automated Quotation Systems. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the Portfolio at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

         Additional information about convertible securities is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Short Sales "Against the Box." As discussed in the Trust's Prospectus, the Portfolio may engage in short sales if, at the time of the short sale, the Portfolio owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short. While the short sale is maintained, the Portfolio will segregate assets to collateralize its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. There will be certain additional transaction costs associated with short sales, but the Portfolio will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Derivative Securities. To the extent permitted by its investment objectives and policies discussed elsewhere herein, the Portfolio may invest in securities that are commonly referred to as "derivative" securities. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators ("reference indices").

         Some "derivatives," such as mortgage-backed and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         The Portfolio may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Portfolio. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Portfolio may not invest in oil and gas leases or futures.

         The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

         There is a range of risks associated with derivative investments, including:

o the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

o the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired; and

o        the risk that the counterparty will fail to perform its obligations.

The Sub-advisor will report to the Investment Manager on activity in derivative securities, and the Investment Manager will report to the Trust's Board of Trustees as necessary. For additional information on derivatives and their risks, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures and Options. The Portfolio may enter into futures contracts, options or options on futures contracts. The Portfolio may not, however, enter into a futures transaction for speculative purposes. Generally, futures transactions will be used to:

o protect against a decline in market value of the Portfolio's securities (taking a short futures position), or

o protect against the risk of an increase in market value for securities in which the Portfolio generally invests at a time when the Portfolio is not fully-invested (taking a long futures position), or

o provide a temporary substitute for the purchase of an individual security that may be purchased in an orderly fashion.

Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge the Portfolio's investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.

         Although other techniques may be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will pay brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

         The Portfolio may engage in futures and options transactions based on securities indices that are consistent with the Portfolio's investment objectives. Examples of indices that may be used include the Bond Buyer Index of Municipal Bonds for fixed income funds, or the S&P 500 Index for equity funds. The Portfolio also may engage in futures and options transactions based on specific securities, such as U.S. Treasury bonds or notes. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. government agency.

         Unlike when the Portfolio purchases or sells a bond, no price is paid or received by the Portfolio upon the purchase or sale of the future. Initially, the Portfolio will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account is not income producing. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying debt securities or index fluctuates, making the future more or less valuable, a process known as marking the contract to market.

         Futures and options prices can be volatile, and trading in these markets involves certain risks, which are described in more detail in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods." The Sub-advisor will seek to minimize these risks by limiting the contracts entered into on behalf of the Portfolio to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

         Options on Futures. By purchasing an option on a futures contract, the Portfolio obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. The Portfolio can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Portfolio completes the sale of the underlying instrument at the strike price. Purchasing an option on a futures contract does not require the Portfolio to make margin payments unless the option is exercised.

         Although they do not currently intend to do so, the Portfolio may write (or sell) call options that obligate it to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the Portfolio would give up some ability to participate in a price increase on the underlying instrument. If the Portfolio were to engage in options transactions, it would own the futures contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

         When-Issued and Forward Commitment Agreements. The Portfolio may sometimes purchase new issues of securities on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

         In purchasing securities on a when-issued or forward commitment basis, the Portfolio will segregate until the settlement date cash or other liquid assets in an amount sufficient to meet the purchase price. When the time comes to pay for the when-issued securities, the Portfolio will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the Portfolio's payment obligation). Additional information about when-issued and forward commitment transactions is included in this Statement and in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investments in Companies with Limited Operating History. The Portfolio may invest in the securities of issuers with limiting operating history. The Sub-advisor considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation. The Sub-advisor will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

         Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the Portfolio. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

         Other Investment Companies. The Portfolio may invest in other mutual funds, including those advised by the Sub-advisor, provided that the investment is consistent with the fund's investment policies and restrictions and with the limitations of the 1940 Act. Under the 1940 Act, the Portfolio's investment in such securities, subject to certain exceptions, currently is limited to (a) 3% of the total voting stock of any one investment company, (b) 5% of the Portfolio's total assets with respect to any one investment company and (c) 10% of the Portfolio's total assets in the aggregate. Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers' commissions. Additional information about other investment companies is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Short-Term Securities. In order to meet anticipated redemptions, to hold assets pending the purchase of additional securities for the Portfolio, or, in some cases, for temporary defensive purposes, the Portfolio may invest a portion of its assets in money market and other short-term securities.

         Examples of those securities include:

o Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;

o    Commercial Paper;

o    Certificates of Deposit and Eurodollar Certificates of Deposit;

o    Bankers' Acceptances;

o    Short-term notes, bonds, debentures, or other debt instruments; and

o    Repurchase agreements.

     U.S. Government Securities. The Portfolio may invest in U.S. government securities, including bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some U.S. government securities are supported by the direct full faith and credit pledge of the U.S. government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agencies' obligations; and others are supported only by assurance that the U.S. government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

         Lending of Securities. The Portfolio may lend its securities. Additional information on securities lending and its risk is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

AST Alliance Growth and Income Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek capital growth and income through investments primarily in dividend-paying common stocks of good quality.

Investment Policies:

         It is the policy of the Portfolio to seek to balance the objectives of reasonable current income and reasonable opportunity for capital growth through investments primarily in dividend-paying common stocks of good quality. However, it may invest whenever the economic outlook is unfavorable for common stock investments in other types of securities, such as bonds, convertible bonds, preferred stocks, and convertible preferred stocks.

         Purchases and sales of portfolio securities are made at such times and in such amounts as deemed advisable in light of market, economic and other conditions, irrespective of the degree of portfolio turnover. The Portfolio engages primarily in holding securities for investment and not for trading purposes.

         Covered Call Options. Subject to market conditions, the Portfolio may try to realize income by writing covered call option contracts provided that the option is listed on a domestic securities exchange and that no option will be written if, as a result, more than 25% of the Portfolio's assets are subject to call options. The Sub-advisor believes that the premiums the Portfolio will receive for writing options can increase the Portfolio's income without subjecting it to substantial risks.

         A security on which an option has been written will be held in escrow by the Portfolio's custodian until the option expires, is exercised, or a closing purchase transaction is made. The Portfolio will purchase call options only to close out a position in an option written by it. When a security is sold from the Portfolio against which a call option has been written, the Portfolio will effect a closing purchase transaction so as to close out any existing call option on that security.

         The premium received by the Portfolio upon writing a call option will increase the Portfolio's assets, and a corresponding liability will be recorded and subsequently adjusted from day to day to the current value of the option written. For example, if the current value of the option exceeds the premium received, the excess would be an unrealized loss and, conversely, if the premium exceeds the current value, such excess would be an unrealized gain. The current value of the option will be the last sales price on the principal exchange on which the option is traded or, in the absence of any transactions, the mean between the closing bid and asked price.

         Except as stated above, the Portfolio will not purchase or sell puts or calls or combinations thereof.

         Additional information on covered call options and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Stock Index Futures. The Portfolio may purchase and sell stock index futures contracts. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of liquid assets equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. The Portfolio will not purchase or sell options on stock index futures contracts.

         The Portfolio may not purchase or sell a stock index future if, immediately thereafter, more than 30% of its total assets would be hedged by stock index futures. The Portfolio may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Portfolio's existing futures positions would exceed 5% of the market value of the Portfolio's total assets.

         Currently, stock index futures contracts can be purchased or sold with respect to the Standard & Poor's 500 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. The Sub-advisor does not believe that differences in composition of the three indices will create any differences in the price movements of the stock index futures contracts in relation to the movements in such indices. However, such differences in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged. The Portfolio reserves the right to purchase or sell stock index futures contracts that may be created in the future.

         The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         There are several risks in connection with the use of stock index futures by the Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Portfolio will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period for the index, or if otherwise deemed to be appropriate by the Sub-advisor. Conversely, the Portfolio may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or if otherwise deemed to be appropriate by the Sub-advisor.

         Where futures are purchased to hedge against a possible increase in the price of stock before the Portfolio is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Portfolio then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         The Portfolio's Sub-advisor intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         For additional information regarding futures contracts and their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest in foreign securities, but will not make any such investments unless such securities are listed on a national securities exchange. The purchase of foreign securities entails certain political and economic risks, and accordingly, the Portfolio has restricted its investments in securities in this category to issues of high quality. Evidences of ownership of foreign securities may be held outside of the U.S., and the Portfolio may be subject to the risks associated with the holding of such property overseas. Additional information on foreign securities and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Securities Ratings. The ratings of debt securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

         A detailed description of the debt security ratings assigned by Moody's and S&P is included in Appendix B to this Statement.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Alliance Growth and Income Portfolio. These limitations are not "fundamental restrictions and may be changed by the Trustees without shareholder approval. The Portfolio may not:

1.   Purchase  the  securities  of  any  other  investment   company  except  in
     compliance with the 1940 Act; and

2.   Sell securities short.

AST MFS Growth with Income Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek to provide reasonable current income and long-term capital growth and income.

Investment Policies:

         Corporate Debt Securities. The Portfolio may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and similar entities.

         Variable and Floating Rate Obligations. The Portfolio may invest in floating or variable rate securities. Investments in variable or floating rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount of the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date, which may range up to thirty years from the date of issuance.

         Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds. The Portfolio may invest in zero coupon bonds, deferred bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations, which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds do provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations, which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations, which make regular payments of interest. The Portfolio will accrue income on such investments for tax and accounting purposes, which are distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

         Equity Securities. The Portfolio may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

         Foreign Securities. The Portfolio may invest in dollar-denominated and non-dollar denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. For a discussion of the risks involved in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depository Receipts. The Portfolio may invest in American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and other types of depository receipts. ADRs are certificates by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depository receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. For the purposes of the Portfolio's policy to invest a certain percentage of its assets in foreign securities, the investments of the Portfolio in ADRs, GDRs and other types of depository receipts are deemed to be investments in the underlying securities.

         ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United Sates can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these shares to the local depositary of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Portfolio's custodian in five days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

     Emerging Markets. The Portfolio may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Such investments entail significant risks as described below.

         Company Debt. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Portfolio's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Portfolio's assets should these conditions recur.

         Foreign currencies. Some emerging market countries may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Portfolio's portfolio securities are denominated may have a detrimental impact on the Portfolio's net asset value.

         Inflation. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

         Liquidity; Trading Volume; Regulatory Oversight. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore , there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

         The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

         The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Portfolio's securities in such markets may not be readily available. The Portfolio may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. If market prices are not readily available, the Portfolio's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Directors.

         Withholding. Income from securities held by the Portfolio could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Portfolio makes its investments. The Portfolio's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Portfolio or to entities in which the Portfolio has invested. The Sub-advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

         Forward Contracts. The Portfolio may enter into contracts for the purchase or sale of a specific currency at a future date at a price at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

         The Portfolio does not presently intend to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Portfolio's profit or loss based upon the value of the Contracts at the time the offsetting transactions is executed.

         The Portfolio will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Portfolio may purchase a given foreign currency through a Forward Contract if, in the judgement of the Sub-advisor, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Portfolio may sell the currency through a Forward Contract if the Sub-advisor believes that its value will decline relative to the dollar.

         For an additional discussion of Forward Contracts see this Statement and the Trust's Prospectus under "certain Risk Factors and Investment Methods."

         Futures Contracts. The Portfolio may purchase and sell futures contracts ("Future Contracts") on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Portfolio also may purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be exercised at any other time during their term.

         Purchases or sales of stock index futures contracts are used to attempt to protect the Portfolio's current or intended stock investments from broad fluctuations in stock prices. For example, the Portfolio may sell stock index futures contracts in anticipations of or during market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When the Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

         The Portfolio may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Portfolio may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

         Conversely, the Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant security, which could offset, in whole or in part, the increased cost of such securities resulting from the rise in the dollar value of the underlying currencies. Where the Portfolio purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         For further information on Futures Contracts, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment in Other Investment Companies. The Portfolio may invest in other investment companies, including both open-end and closed-end companies. Investments in closed-end investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

     Options. The Portfolio may invest in the following types of options, which involves the risks described below under the caption "Risk Factors."

         Options on Foreign Currencies. The Portfolio may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Portfolio will generally be covered in a manner similar to the covering of other types of options.

         Options of Futures Contracts. The Portfolio may also purchase and write options to buy or sell those Futures Contracts in which it may invest as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Options on Futures Contracts that are written or purchased by the Portfolio on U.S. Exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to the regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Portfolio may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Portfolio owns liquid and unencumbered assets equal to the difference. The Portfolio may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held
(ii) is less than the exercise price of the put written if the Portfolio owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Portfolio, the Portfolio will be required to sell the underlying Futures Contract which, if the Portfolio has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Portfolio is exercised, the Portfolio will be required to purchase the underlying Futures Contract which, if the Portfolio has covered its obligation through the sale of such Contract, will close out its futures position.

         Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Portfolio's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

     Options on Securities. The Portfolio may write (sell) covered put and call options, and purchase put and call options, on securities.

         A call option written by the Portfolio is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Portfolio owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Portfolio owns liquid and unencumbered assets equal to the difference. If the portfolio writes a put option it must segregate liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Portfolio owns liquid and unencumbered assets equal to the difference. Put and call options written by the Portfolio may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations.

         Effecting a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Portfolio to write another put option to the extent that the Portfolio owns liquid and unencumbered assets. Such transactions permit the Portfolio to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Portfolio, provided that another option on such security is not written. If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

         The Portfolio may write options in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and then write a call option against that security. The exercise price of the call option the Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price or the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the
Portfolio may elect to close the position or retain the option until it is exercised, at which time the Portfolio will be required to take delivery of the security at the exercise price; the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.

         The Portfolio may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Portfolio will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         The writing of options on securities will not be undertaken by the Portfolio solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. The Portfolio may also purchase options for hedging purposes or to increase its return.

         The Portfolio may also purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit.

         Options on Stock Indices. The Portfolio may write (sell) covered call and put options and purchase call and put options on stock indices. The Portfolio may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Sub-advisor, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Portfolio owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. The Portfolio may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Portfolio own liquid and unencumbered assets equal to the difference. If the Portfolio writes put options on stock indices, it must segregate liquid and unencumbered assets with a value equal to the exercise price, or hold a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or
(b) is less than the exercise price of the put written if the Portfolio owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

         The purchase of call options on stock indices may be used by the Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid it the value of the index does not rise. The purchase of call options on stock indices when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

         The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

         For an additional discussion of options, see this Statement under "Certain Risk Factors and Investment Methods."

         Special Risk Factors.

Risk of Imperfect Correlation of Hedging Instruments with the Portfolio's Portfolio. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Portfolio bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

         It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Portfolio enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Portfolio's portfolio or the intended acquisitions being hedged.

         The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the difference in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

         The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Portfolio is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Portfolio in connection with such transactions.

         In writing a covered call option on a security, index or futures contract, the Portfolio also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Portfolio covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Portfolio may not be fully covered. As a result, the Portfolio could be subject to risk of loss in the event of adverse market movements.

         Risks of Non-Hedging Transactions. The Portfolio may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. Nevertheless, the method of covering an option employed by the Portfolio may not fully protect it against risk of loss and, in any event, the Portfolio could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Portfolio may also enter into futures, Forward Contracts for non-hedging purposes. For example, the Portfolio may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Portfolio will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts may be leveraged, which could expose the Portfolio to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Portfolio to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

         With respect to the writing of straddles on securities, the Portfolio incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Portfolio with two simultaneous premiums on the same security, but involve additional risk, since the Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

         Risk of a Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. In that event, it may not be possible to close out a position held by the Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Portfolio has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio, and could result in trading losses.

         The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Potential Bankruptcy of a Clearinghouse or Broker. When the Portfolio enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Portfolio has effected the transaction. In that event, the Portfolio might not be able to recover amounts deposited as margin, or amounts owed to the Portfolio in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Portfolio could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

         Trading and Position Limits. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers.) Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Sub-advisor does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Portfolio.

         Risks of Options on Futures Contracts. The amount of risk the Portfolio assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

         Risks of Transactions in Foreign Currencies and Over-the-Counter Derivatives and Other Transactions Not Conducted on U.S. Exchanges. Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Portfolio. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

         Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

         Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

         Unlike transactions entered into by the Portfolio in Futures Contracts and exchange-traded options, on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction.

         Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions.

         Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default.

         The purchase and sale of exchange-traded foreign currency options, is subject to the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         Short Sales Against The Box. The Portfolio may make short sales "against the box." If the Portfolio enters into a short sales against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Portfolio will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box. For further information about this practice, please refer to the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

     Short Term Instruments. The Portfolio may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

         Temporary Defensive Positions. During periods of unusual market conditions when the Sub-advisor believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Portfolio may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government securities and related repurchase agreements.

         Warrants. The Portfolio may invest in warrants. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations, in absolute terms. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Additional information regarding warrants is included in this Statement and the Trust's Prospectus under "Certain Risk factors and Investment Methods."

         "When-Issued" Securities. The Portfolio may purchase securities on a "when-issued," "forward commitment," or "delayed delivery basis." The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. While awaiting delivery of securities purchased on such basis, the Portfolio will identify liquid and unencumbered assets equal to its forward delivery commitment.

         For more information about when-issued securities, please see this Statement under "Certain Risk Factors and Investment Methods."

AST INVESCO Equity Income Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek capital growth and current income.

Investment Policies:

         The Portfolio will pursue its objective by investing its assets in securities that are expected to produce high levels of income and consistent, stable returns.

         In pursuing its investment objective, the Portfolio normally invests at least 65% of its total assets in dividend paying common and preferred stocks. Up to 30% of the Portfolio's assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income-producing securities, such as corporate bonds. Sometimes warrants are acquired when offered with income-producing securities, but the warrants are disposed of at the first favorable opportunity. Acquiring warrants involves a risk that the Portfolio will lose the premium it pays to acquire warrants if the Portfolio does not exercise a warrant before it expires. The major portion of the investment portfolio normally consists of common stocks, convertible bonds and debentures, and preferred stocks; however, there may also be substantial holdings of debt securities, including non-investment grade and unrated debt securities.

         Debt Securities. The debt securities in which the Portfolio invests are generally subject to two kinds of risk, credit risk and market risk. The ratings given a debt security by Moody's and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk. The lower the rating given a debt security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security. Increasing the amount of Portfolio assets invested in unrated or lower grade (Ba or less by Moody's, BB or less by S&P) debt securities, while intended to increase the yield produced by the Portfolio's debt securities, will also increase the credit risk to which those debt securities are subject.

         Lower-rated debt securities and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated debt securities and may have speculative characteristics. Although the Portfolio may invest in debt securities assigned lower grade ratings by S&P or Moody's, the Portfolio's investments have generally been limited to debt securities rated B or higher by either S&P or Moody's. Debt securities rated lower than B by either S&P or Moody's may be highly speculative. The Sub-advisor intends to limit such portfolio investments to debt securities which are not believed by the Sub-advisor to be highly speculative and which are rated at least CCC or Caa, respectively, by S&P or Moody's. In addition, a significant economic downturn or major increase in interest rates may well result in issuers of lower-rated debt securities experiencing increased financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. While the Sub-advisor attempts to limit purchases of lower-rated debt securities to securities having an established retail secondary market, the market for such securities may not be as liquid as the market for higher rated debt securities. For an additional discussion of certain risks involved in lower-rated or unrated securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. The Portfolio may lend its securities to qualified brokers, dealers, banks, or other financial institutions. While voting rights may pass with the loaned securities, if a material event (e.g., proposed merger, sale of assets, or liquidation) is to occur affecting an investment on loan, the loan must be called and the securities voted. Loans of securities made by the Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange and the requirements of the 1940 Act and the rules of the SEC thereunder.

AST AIM Balanced Portfolio:

Investment Objective: The investment objective of the Portfolio is to provide a well-diversified portfolio of stocks that will produce both capital growth and current income.

Investment Policies:

         The Portfolio, investing in both equity and debt securities, acquires securities in the over-the-counter market and on national securities exchanges, and acquires bonds in new offerings or in principal trades with broker-dealers. Ordinarily, the Portfolio does not purchase securities with the intention of engaging in short-term trading. However, any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of the Portfolio's investment objective, regardless of the holding period of that security.

         Short-Term Investments. A portion of the Portfolio's assets may be held in cash and high quality, short-term money market instruments such as certificates of deposit, commercial paper, bankers' acceptances, short-term U.S. Government obligations, taxable municipal securities, master notes, and repurchase agreements, pending investment in portfolio securities, to meet anticipated short-term cash needs such as dividend payments or redemptions of shares, or for temporary defensive purposes. Such investments generally will be "Eligible Securities" within the meaning of Rule 2a-7 under the 1940 Act, will have maturities of 90 days or less, and will be held to maturity. The Portfolio is not limited to investing in money market instruments that are "First Tier" securities as defined in Rule 2a-7.

         U.S. Government securities may take the form of participation interests in, and may be evidenced by, deposit or safekeeping receipts. Participation interests are pro rata interests in U.S. Government securities. The Portfolio may acquire participation interests in pools of mortgages sold by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Banks. Instruments evidencing deposit or safekeeping are documentary receipts for such original securities held in custody by others.

         U.S. Government securities, including those that are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Some securities issued by federal agencies or instrumentalities are only supported by the credit of the agency or instrumentality (such as the Federal Home Loan Banks) while others have an additional line of credit with the U.S. Treasury (such as FNMA). In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

         Debt Securities. Most debt securities purchased by the Portfolio will be rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Services ("S&P") or, if unrated, deemed to be of comparable quality by the Sub-advisor, although the Portfolio may invest to a limited extent in lower-rated securities. The fixed income securities in which the Portfolio invests may include U.S. Government obligations, mortgage-backed securities, asset-backed securities, bank obligations, corporate debt obligations and unrated obligations, including those of foreign issuers. The Portfolio may, in pursuit of its objective, invest up to 10% of its total assets in debt securities rated lower than Baa by Moody's or BBB by S&P (or a comparable rating of any other nationally recognized statistical rating organizations "NRSROs") or unrated securities determined by the Sub-advisor to be of comparable quality ("junk bonds"). Junk bonds have speculative characteristics that are likely to increase in number and significance with each successive lower rating category. Additional information about lower-rated debt securities and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Real Estate Investment Trusts ("REITs"). To the extent consistent with its investment objective and policies, the Portfolio may invest up to 25% of its total assets and in equity and/or debt securities issued by REITs.

         REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular types of projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

         To the extent that the Portfolio invests in REITs, it could conceivably own real estate directly as a result of a default on the securities it owns. The Portfolio, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the value of real estate, environmental liability risks, risks related to general and local economic conditions, adverse change in the climate for real estate, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, and are generally not diversified and therefore are subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility that the REIT will fail to maintain its exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities of REITs held by the Portfolio. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his/her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs.

         Lending Portfolio Securities. Consistent with applicable regulatory requirements, the Portfolio may lend its portfolio securities. The Portfolio would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of the loan collateral if it were cash. Lending securities entails a risk of loss to the Portfolio if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly. Other risks and limitations of lending portfolio securities are discussed in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Short Sales "Against the Box." As described in the Trust's Prospectus, the Portfolio may make short sales against the box. To secure its obligation to deliver the securities sold short, the Portfolio will deposit in escrow in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. Since the Portfolio ordinarily will want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short, the Portfolio will normally close out a short position covered by convertible securities by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities that it already holds.

         The Portfolio will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns, either directly or indirectly, and, in the case where the Portfolio owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Portfolio's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. The Portfolio may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

         Options, Futures and Currency Strategies. The Portfolio may use forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Portfolio's investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         General Risks of Options, Futures and Currency Strategies. The use by the Portfolio of options, futures contracts and forward currency contracts involves special considerations and risks. For example, there might be imperfect correlation, or even no correlation, between the price movements or an instrument (such as an option contract) and the price movements of the investments being hedged. In these circumstances, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         The Portfolio will not enter into a hedging transaction if the Sub-advisor determines that the cost of hedging will exceed the potential benefit to the Portfolio.

         Additional information on these instruments is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods." Certain risks pertaining to particular strategies are described in the sections that follow.

         Cover. Transactions using forward contracts, futures contracts and options (other than options purchased by a Portfolio) expose the Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash or liquid assets with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Portfolio will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

         Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Portfolio's assets is used for cover or otherwise set aside, it could affect portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         Writing Call Options. The Portfolio may write (sell) covered call options on securities, futures contracts, forward contracts, indices and currencies. Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

                  Writing Put Options. The Portfolio may write (sell) put options on securities, futures contracts, forward contracts, indices and currencies. The Portfolio would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay for the underlying security, contract or currency. The risk in such a transaction would be that the market price of the underlying security, contract or currency would decline below the exercise price less the premium received.

                  Purchasing Put Options. The Portfolio may purchase put options on securities, futures contracts, forward contracts, indices and currencies. The Portfolio may enter into closing sale transactions with respect to such options, exercise such option or permit such option to expire.

         The Portfolio may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where the Portfolio has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different strike price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, the Portfolio may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

                  Purchasing Call Options. The Portfolio may purchase covered call options on securities, futures contracts, forward contracts, indices and currencies. The Portfolio may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

         The Portfolio may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where the Portfolio has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different strike price and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

         Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Portfolio will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which would guarantee performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used.

         Index Options. The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Portfolio can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

         Limitations on Options. The Portfolio will not write options it, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Portfolio's total assets. The Portfolio will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Portfolio's total assets.

         Interest Rate, Currency and Stock Index Futures Contracts. The Portfolio may enter into interest rate, currency or stock index futures contracts (collectively, "Futures" or "Futures Contracts") and options on Futures as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels, respectively, in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by it. The Portfolio's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchase of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or deliver a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place. A stock index future provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.

         The Portfolio will only enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the CFTC.

         The Portfolio's Futures transactions will be entered into for hedging purposes only; that is, Futures will be sold to protect against a decline in the price of securities or currencies that the Portfolio owns, or Futures will be purchased to protect the Portfolio against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

         If the Portfolio were unable to liquidate a Future or an option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

         Additional information on Futures, options on Futures, and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Forward Contracts. A forward contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Portfolio either may accept or make delivery of the currency at the maturity of the forward contract. The Portfolio may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         The cost to the Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance.

         Additional information on forward contracts and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Delayed-Delivery Agreements. The Portfolio may purchase or sell securities on a delayed-delivery basis. Delayed-delivery agreements involve commitments by the Portfolio to dealers or issuers to acquire securities or instruments at a specified future date beyond the customary same-day settlement for such securities or instruments. These commitments may fix the payment price and interest rate to be received on the investment. Delayed-delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, the Sub-advisor can anticipate that cash for investment purposes will result from, among other things, scheduled maturities of existing portfolio instruments or from net sales of shares of the Portfolio. To assure that the Portfolio will be as fully invested as possible in instruments meeting its investment objective, the Portfolio may enter into delayed-delivery agreements, but only to the extent of anticipated funds available for investment during a period of not more than five business days. Until the settlement date, the Portfolio will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed-delivery securities. No more than 25% of the Portfolio's total assets will be committed to delayed-delivery agreements and when-issued securities, as described below. The delayed-delivery securities will be recorded as an asset of the Portfolio. The purchase price of the delayed-delivery securities is a liability of the Portfolio until settlement. If cash is not available to the Portfolio at the time of settlement, the Portfolio may be required to dispose of portfolio securities that it would otherwise hold to maturity in order to meet its obligation to accept delivery under a delayed-delivery agreement. Absent extraordinary circumstances, the Portfolio will not sell or otherwise transfer delayed-delivery securities prior to settlement.

         Additional information about delayed-delivery agreements and their risks is included in this Statement and in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued Securities. The Portfolio may purchase securities on a "when-issued" basis; that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. No additional when-issued commitments will be made if as a result more than 25% of a Portfolio's total assets would become committed to purchases of when-issued securities and delayed delivery agreements.

         If the Portfolio purchases a when-issued security, it will direct the its custodian bank to collateralize the when-issued commitment by segregating liquid assets in the same fashion as required for a delayed-delivery agreement. Such segregated liquid assets will likewise be marked-to-market, and the amount segregated will be increased if necessary to maintain adequate coverage of the when-issued commitments. To the extent assets are segregated, they will not be available for new investments or to meet redemptions.

         Securities purchased on a when-issued basis and the securities held by the Portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if the Portfolio is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Portfolio's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Portfolio to meet its obligations under when-issued commitments, the Portfolio will do so by using then-available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio's payment obligation).

         Additional information about when-issued transactions and their risks is included in this Statement and in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investments in Foreign Securities. The Portfolio may invest up to 20% of its total assets in foreign securities. To the extent it invests in securities denominated in foreign currencies, the Portfolio bears the risks of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. The Portfolio may invest in securities of foreign issuers that are in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers, and such investments are treated as foreign securities for purposes of percentage limitations on investments in foreign securities.

         Investments by the Portfolio in foreign securities, whether denominated in U.S. currencies or foreign currencies, may entail risks that are greater than those associated with domestic investments. The risks of investing in foreign securities are discussed in detail in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Exchange Transactions. The Portfolio has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of options on futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

         The Portfolio may purchase and sell options on futures contracts, forward contracts or futures contracts that are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency. The Portfolio's dealings in foreign exchange will be limited to hedging foreign currency exposure and may involve either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Portfolio accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Portfolio, or the payment of dividends and distributions by the Portfolio. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. The Portfolio will not speculate in foreign exchange, and will not commit a larger percentage of its total assets to foreign exchange hedges than the percentage of its total assets that it can invest in foreign securities.

         Additional information about the various foreign currency transactions that the Portfolio may enter into and their risks is included in this Statement and in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Borrowings. The Portfolio may borrow money to a limited extent from banks for temporary or emergency purposes subject to the limitations under the 1940 Act. The Portfolio will not purchase additional securities while any borrowings are outstanding. Additional information about borrowing is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Other  Investment   Companies.   The  Portfolio  may  invest  in  other
investment companies to the extent permitted by the 1940 Act and rules and regulations thereunder and exemptive orders granted by the SEC.

         Investment Policy Which May Be Changed Without Shareholder Approval. The following limitation is applicable to the AST AIM Balanced Portfolio. This limitation is not a "fundamental" restriction, and may be changed by the Trustees without shareholder approval. The Portfolio will not:

1.   Invest for the purpose of exercising control or management.

AST American Century Strategic Balanced Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek capital growth and current income.

Investment Policies:

         In general, within the restrictions outlined herein, the Sub-advisor has broad powers with respect to investing funds or holding them uninvested. Investments are varied according to what is judged advantageous under changing economic conditions. It will be the policy of the Sub-advisor to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held subject to the investment restrictions described below. However, the Sub-advisor may invest the assets of the Portfolio in varying amounts in other instruments and in senior securities, such as bonds, debentures, preferred stocks and convertible issues, when such a course is deemed appropriate in order to attempt to attain its financial objectives. Senior securities that, in the opinion of the Sub-advisor, are high-grade issues may also be purchased for defensive purposes.

         The above statement of investment policy gives the Sub-advisor authority to invest in securities other than common stocks and traditional debt and convertible issues. The Sub-advisor may invest in master limited partnerships (other than real estate partnerships) and royalty trusts which are traded on domestic stock exchanges when such investments are deemed appropriate for the attainment of the Portfolio's investment objectives.

         The Sub-advisor will invest approximately 60% of the Portfolio in common stocks and the balance in fixed income securities. Common stock investments are described above. The fixed income assets will be invested primarily in investment grade securities. The Portfolio may invest up to 10% of its fixed income assets in high yield securities. There are no credit or maturity restrictions on the fixed income securities in which the high yield portion of the Portfolio may be invested. The Portfolio may invest in securities of the United States government and its agencies and instrumentalities, corporate, sovereign government, municipal, mortgage-backed, and other asset-backed securities. For purposes of determining the weighted average maturity of the fixed income portion of the Portfolio, the Sub-advisor will use weighted average life as the measure of maturity for all mortgage-backed and asset-backed securities. It can be expected that the Sub-advisor will invest from time to time in bonds and preferred stock convertible into common stock.

         Forward Currency Exchange Contracts. The Portfolio conducts its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts to purchase or sell foreign currencies.

         The Portfolio expects to use forward contracts under two circumstances:
(1) when the Sub-advisor wishes to "lock in" the U.S. dollar price of a security when the Portfolio is purchasing or selling a security denominated in a foreign currency, the Portfolio would be able to enter into a forward contract to do so ("transaction hedging"); (2) when the Sub-advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of the Portfolio's securities either denominated in, or whose value is tied to, such foreign currency ("portfolio hedging"). It is anticipated that the Portfolio will enter into portfolio hedges much less frequently than transaction hedges.

         As to transaction hedging, when the Portfolio enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the Portfolio will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar at the subject foreign currency.

         Under portfolio hedging, when the Sub-advisor believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, the Portfolio could enter into a foreign contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The Portfolio will place cash or high-grade liquid securities in a separate account with its custodian in an amount sufficient to cover its obligation under the contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. At any given time, no more than 10% of the Portfolio's assets will be committed to a segregated account in connection with portfolio hedging transactions.

         The precise matching of forward contracts in the amounts and values of securities involved would not generally be possible since the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. The Sub-advisor does not intend to enter into such contracts on a regular basis. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Sub-advisor believes that it is important to have flexibility to enter into such forward contracts when it determines that the Portfolio 's best interests may be served.

         Generally, the Portfolio will not enter into a forward contract with a term of greater than one year. At the maturity of the forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Portfolio to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with absolute precision the market value of the Portfolio's securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Portfolio is obligated to deliver. For an additional discussion of forward currency exchange contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative Securities. To the extent permitted by its investment objectives and policies discussed elsewhere herein, the Portfolio may invest in securities that are commonly referred to as "derivative" securities. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators ("reference indices").

         Some "derivatives," such as mortgage-backed and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         The Portfolio may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Portfolio. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Portfolio may not invest in oil and gas leases or futures.

         The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

         There is a range of risks associated with derivative investments, including:

o the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

o the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired; and

o        the risk that the counterparty will fail to perform its obligations.

The Sub-advisor will report to the Investment Manager on activity in derivative securities, and the Investment Manager will report to the Trust's Board of Trustees as necessary. For additional information on derivatives and their risks, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures and Options. The Portfolio may enter into futures contracts, options or options on futures contracts. The Portfolio may not, however, enter into a futures transaction for speculative purposes. Generally, futures transactions will be used to:

o protect against a decline in market value of the Portfolio's securities (taking a short futures position), or

o protect against the risk of an increase in market value for securities in which the Portfolio generally invests at a time when the Portfolio is not fully-invested (taking a long futures position), or

o provide a temporary substitute for the purchase of an individual security that may be purchased in an orderly fashion.

Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge the Portfolio's investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.

         Although other techniques may be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will pay brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

         The Portfolio may engage in futures and options transactions based on securities indices that are consistent with the Portfolio's investment objectives. Examples of indices that may be used include the Bond Buyer Index of Municipal Bonds for fixed income funds, or the S&P 500 Index for equity funds. The Portfolio also may engage in futures and options transactions based on specific securities, such as U.S. Treasury bonds or notes. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. government agency.

         Unlike when the Portfolio purchases or sells a bond, no price is paid or received by the Portfolio upon the purchase or sale of the future. Initially, the Portfolio will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account is not income producing. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying debt securities or index fluctuates, making the future more or less valuable, a process known as marking the contract to market.

         Futures and options prices can be volatile, and trading in these markets involves certain risks, which are described in more detail in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods." The Sub-advisor will seek to minimize these risks by limiting the contracts entered into on behalf of the Portfolio to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

         Options on Futures. By purchasing an option on a futures contract, the Portfolio obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. The Portfolio can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Portfolio completes the sale of the underlying instrument at the strike price. Purchasing an option on a futures contract does not require the Portfolio to make margin payments unless the option is exercised.

         Although they do not currently intend to do so, the Portfolio may write (or sell) call options that obligate it to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the Portfolio would give up some ability to participate in a price increase on the underlying instrument. If the Portfolio were to engage in options transactions, it would own the futures contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

         Investments in Companies with Limited Operating History. The Portfolio may invest in the securities of issuers with limiting operating history. The Sub-advisor considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

         Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the Portfolio. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

         The Portfolio will not invest more than 5% of its total assets in the securities of issuers with less than a three-year operating history. The Sub-advisor will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

         Short Sales. The Portfolio may engage in short sales if, at the time of the short sale, the Portfolio owns or has the right to acquire an equal amount of the security being sold short at no additional cost.

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Portfolio engages in a short sale, the collateral account will be maintained by the Portfolio's custodian. While the short sale is open, the Portfolio will maintain in a segregated custodial account an amount of securities convertible into, or exchangeable for, such equivalent securities at no additional cost. These securities would constitute the Portfolio's long position.

         If the Portfolio sells short securities that it owns, any future gains or losses in the Portfolio's long position should be reduced by a gain or loss in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales, but the Portfolio will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Portfolio Turnover. The Sub-advisor will purchase and sell securities without regard to the length of time the security has been held and, accordingly, it can be expected that the rate of portfolio turnover may be substantial.

         The Sub-advisor intends to purchase a given security whenever the Sub-advisor believes it will contribute to the stated objective of the Portfolio, even if the same security has only recently been sold. The Portfolio will sell a given security, no matter for how long or for how short a period it has been held, and no matter whether the sale is at a gain or at a loss, if the Sub-advisor believes that it is not fulfilling its purpose, either because, among other things, it did not live up to the Sub-advisor's expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

         When a general decline in security prices is anticipated, the equity portion of the Portfolio may decrease or eliminate entirely its equity position and increase its cash position, and when a rise in price levels is anticipated, it may increase its equity position and decrease its cash position. However, it should be expected that the Portfolio will, under most circumstances, be essentially fully invested in equity securities.

         Since investment decisions are based on the anticipated contribution of the security in question to the Portfolio's objectives, the rate of portfolio turnover is irrelevant when the Sub-advisor believes a change is in order to achieve those objectives, and the Portfolio's annual portfolio turnover rate cannot be anticipated and may be comparatively high. Since the Sub-advisor does not take portfolio turnover rate into account in making investment decisions,
(1) the Sub-advisor has no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates in the past should not be considered as a representation of the rates which will be attained in the future.

         Collateralized Mortgage Obligations. The Portfolio may buy collateralized mortgage obligations ("CMOs"). The Portfolio may buy CMOs that are: (i) collateralized by pools of mortgages in which payment of principal and interest of each mortgage is guaranteed by an agency or instrumentality of the U.S. government; (ii) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer, and the guarantee is collateralized by U.S. government securities; or (iii) securities in which the proceeds of the issue are invested in mortgage securities and payments of principal and interest are supported by the credit of an agency or instrumentality of the U.S. government. For a discussion of CMOs and the risks involved therein, see the Company's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST American Century Strategic Balanced Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:

1.   Invest more than 15% of its assets in illiquid investments;

2. Invest in the securities of other investment companies except in compliance with the 1940 Act;

3. Buy securities on margin or sell short (unless it owns, or by virtue of its ownership of, other securities has the right to obtain securities equivalent in kind and amount to the securities sold); however, the Portfolio may make margin deposits in connection with the use of any financial instrument or any transaction in securities permitted under its investment policies; or

4.   Invest for control or for management.

AST T. Rowe Price Asset Allocation Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek a high level of total return by investing primarily in a diversified group of fixed-income and equity securities.

Investment Policies: The Portfolio's share price will fluctuate with changing market conditions and interest rate levels and your investment may be worth more or less when redeemed than when purchased. The Portfolio should not be relied upon for short-term financial needs, nor used to play short-term swings in the stock or bond markets. The Portfolio cannot guarantee that it will achieve its investment objectives. Fixed income securities in which the Portfolio may invest include, but are not limited to, those described below.

     U.S. Government Obligations. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

     Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Portfolio may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks.

     Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

     Supranational Entities. The Portfolio may also invest in the securities of certain supranational entities, such as the International Development Bank.

         Mortgage-Backed Securities. Mortgage-backed securities are securities representing interest in a pool of mortgages. After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, the Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies continued in the Trust's Prospectus. For a discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized Mortgage Obligations (CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. For an additional discussion of CMOs and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Asset-Backed Securities. The Portfolio may invest a portion of its assets in debt obligations known as asset-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile Receivable Securities. The Portfolio may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities").

                  Credit Card Receivable Securities. The Portfolio may invest in asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other Assets. The Sub-advisor anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. The Portfolio may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies. For a discussion of these securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         In addition to the investments described in the Trust's Prospectus, the Portfolio may invest in the following:

         Writing Covered Call Options. The Portfolio may write (sell) "covered" call options and purchase options to close out options previously written by the Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

         The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency. The Portfolio does not consider a security or currency covered by a call "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

         Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

          The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

         The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

         The Portfolio will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing Covered Put Options. The Portfolio may write American or European style covered put options and purchase options to close out options previously written by the Portfolio.

         The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where Sub-advisor wishes to purchase the underlying security or currency for the Portfolio's portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in the exercise of the put, can not benefit from appreciation, if any, with respect to such specific securities or currencies.

         The Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies. For a discussion of options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Purchasing Put Options. The Portfolio may purchase American or European style put options. The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio will not commit more than 5% of its assets to premiums when purchasing call and put options. The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Purchasing Call Options. The Portfolio may purchase American or European call options. The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio will not commit more than 5% of its assets to premiums when purchasing call and put options. The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Dealer Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. While the Portfolio will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction. For a discussion of dealer options, see this Statement under "Certain Risk Factors and Investment Methods."

         Futures Contracts.

                  Transactions   in  Futures.   The  Portfolio  may  enter  into
financial futures contracts, including stock index, interest rate and currency futures ("futures" or "futures contracts").

         Stock index futures contracts may be used to attempt to provide a hedge for a portion of the Portfolio's portfolio, as a cash management tool, or as an efficient way for the Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Portfolio may, however, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Portfolio's portfolio successfully, the Portfolio must sell futures contacts with respect to indices or subindexes whose movements will have a significant correlation with movements in the prices of the Portfolio's securities.

         Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas. For a discussion of futures transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Regulatory Limitations. The Portfolio will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

         The Portfolio may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

         In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Portfolio, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the Portfolio to cover the position, or alternative cover (such as owning an offsetting position) will be employed.

                  Risks of Transactions in Futures Contracts. See this Statement and the Trust's Prospectus under "Certain Risks and Investment Methods" for an additional description of certain risks involved in futures contracts.

         Options on Futures Contracts. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by the Sub-advisor or Rowe Price-Fleming International, Inc. Such aggregated orders would be allocated among the Portfolio and such other mutual funds or portfolios of mutual funds in a fair and non-discriminatory manner. See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in options on futures contracts.

         Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures or options trading might involve risks which differ from those involved in the futures and options described above.

         Foreign Futures and Options. The Portfolio is permitted to enter into foreign futures and options transactions. See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in foreign futures and options.

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers in developed countries. Because the Portfolio may invest in foreign securities, investment in the Portfolio involves risks that are different in some respects from an investment in a Portfolio which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the U.S. For an additional discussion of certain risks involved in investing in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio will generally enter into forward foreign currency exchange contracts under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Other than as set forth above, and immediately below, the Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities) provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolio may use liquid, high-grade debt securities denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. For a discussion of certain risks involved in foreign currency transactions, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Portfolio may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (or, in the case of foreign exchange contracts, entirely as ordinary income or loss). The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

         As a result of the "Taxpayer Relief Act of 1997," entering into certain option, futures contracts, or forward contracts may be deemed a "constructive sale" of offsetting securities, which could result in a taxable gain from the sale being distributed to shareholders. The Portfolio would be required to distribute any such gain even though it would not receive proceeds from the sale at the time the option, futures or forward position is entered into.

         Hybrid Commodity and Security Instruments. Instruments have been developed which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Often these hybrid instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in investing in hybrid instruments, see this Statement under "Certain Risk Factors and Investment Methods."

         Lending of Portfolio Securities. For the purpose of realizing additional income, the Portfolio may make secured loans of Portfolio securities amounting to not more than 33 1/3% of its total assets. This policy is a fundamental policy. Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash or U.S. government securities. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on three business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

         Other Lending/Borrowing. Subject to approval by the SEC, the Portfolio may make loans to, or borrow Portfolios from, other mutual funds or portfolios of mutual funds sponsored or advised by the Sub-advisor or Rowe Price-Fleming International, Inc. The Portfolio has no current intention of engaging in these practices at this time.

         When-Issued Securities. The Portfolio may from time to time purchase securities on a "when-issued" basis. At the time the Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Portfolio does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The
Portfolio will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. For a discussion of when-issued securities, see this Statement under "Certain Risk Factors and Investment Methods."

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable only to the AST T. Rowe Price Asset Allocation Portfolio. These limitations are not fundamental restrictions, and can be changed by the Trustees without shareholder approval. The Portfolio will not:

1. Purchase additional securities when money borrowed exceeds 5% of the Portfolio's total assets;

2.   Invest in companies for the purpose of exercising management or control;

3. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. Securities eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

4. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act;

5. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

6. Invest in puts, calls, straddles, spreads, or any combination thereof to the extent permitted by the Trust's Prospectus and this Statement;

7. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) the Portfolio may make margin deposits in connection with futures contracts or other permissible investments;

8. Invest in warrants if, as a result thereof, more than 10% of the value of the total assets of the Portfolio would be invested in warrants, provided that this restriction does not apply to warrants acquired as the result of the purchase of another security. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market;

9.   Effect short sales of securities; or

10. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Portfolio's net assets.

         Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the Portfolio may, as a fundamental policy, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio subject to the prior approval of the Investment Manager. The Investment Manager will not approve such investment unless: (a) the Investment Manager believes, on the advice of counsel, that such investment will not have an adverse effect on the tax status of the annuity contracts and/or life insurance policies supported by the separate accounts of the Participating Insurance Companies which purchase shares of the Trust; (b) the Investment Manager has given prior notice to the Participating Insurance Companies that it intends to permit such investment and has determined whether such Participating Insurance Companies intend to redeem any shares and/or discontinue purchase of shares because of such investment; (c) the Trustees have determined that the fees to be paid by the Trust for administrative, accounting, custodial and transfer agency services for the Portfolio subsequent to such an investment are appropriate, or the Trustees have approved changes to the agreements providing such services to reflect a reduction in fees; (d) the Sub-advisor for the Portfolio has agreed to reduce its fee by the amount of any investment advisory fees paid to the investment manager of such open-end management investment company; and (e) shareholder approval is obtained if required by law. The Portfolio will apply for such exemptive relief under the provisions of the 1940 Act, or other such relief as may be necessary under the then governing rules and regulations of the 1940 Act, regarding investments in such investment companies.

AST T. Rowe Price Global Bond Portfolio:

Investment Objective: The investment objective of the Portfolio is to provide high current income and capital growth by investing in high-quality, foreign and U.S. government bonds.

Investment Policies: The Portfolio also seeks to moderate price fluctuation by actively managing its currency exposure. The Portfolio's investments may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or bank holding company debt securities and other debt securities including those convertible into common stock. The Portfolio will invest at least 65% of its assets in high-quality bonds but may invest up to 20% of assets in the aggregate in below investment-grade, high-risk bonds and emerging market bonds.

          Sub-advisor regularly analyzes a broad range of international equity and fixed-income markets in order to assess the degree of risk and level of return that can be expected from each market. Of course, there can be no assurance that Sub-advisor's forecasts of expected return will be reflected in the actual returns achieved by the Portfolio.

         The Portfolio's share price will fluctuate with market, economic and foreign exchange conditions, and your investment may be worth more or less when redeemed than when purchased. The Portfolio should not be relied upon as a complete investment program, nor used to play short-term swings in the global bond or foreign exchange markets. The Portfolio is subject to risks unique to international investing.

          It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market.

          The Portfolio may invest in investment portfolios which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Portfolio's investment in these portfolios is subject to the provisions of the 1940 Act discussed below. If the Portfolio invests in such investment portfolios, the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment portfolios. In addition, the securities of these investment portfolios may trade at a premium over their net asset value.

          Apart from the matters described herein, the Portfolio is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Portfolio as described in the Trust's Prospectus and this Statement. It should be noted, however, that this situation could change at any time.

          The Portfolio may invest in companies located in Eastern Europe, Russia or certain Latin American countries. The Portfolio will only invest in a company located in, or a government of, Eastern Europe, Russia or Latin America, if the Sub-advisor believes the potential return justifies the risk.

          Risk Factors of Foreign Investing. There are special risks in investing in the Portfolio. Certain of these risks are inherent in any international mutual fund others relate more to the countries in which the Portfolio will invest. Many of the risks are more pronounced for investments in developing or emerging countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

          Investors should understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Portfolio, and there can be no assurance that the Portfolio's investment policies will be successful, or that its investment objective will be attained. The Portfolio is designed for individual and institutional investors seeking to diversify beyond the United States in an actively researched and managed portfolio, and is intended for long-term investors who can accept the risks entailed in investment in foreign securities. For a discussion of certain risks involved in foreign investing see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          The Portfolio may invest in the following:

          Brady Bonds. The Portfolio may invest in Brady Bonds. Brady Bonds, which are named after former U.S. Secretary of the Treasury Nicholas Brady, are used as a means of restructuring the external debt burden of a government in certain emerging markets. A Brady bond is created when an outstanding commercial bank loan to a government or private entity is exchanged for a new bond in connection with a debt restructuring plan. Brady bonds may be collateralized or uncollateralized and issued in various currencies (although typically in the U.S. dollar). They are often fully collateralized as to principal in U.S. Treasury zero coupon bonds. However, even with this collateralization feature, Brady Bonds are often considered speculative, below investment grade investments because the timely payment of interest is the responsibility of the issuing party (for example, a Latin American country) and the value of the bonds can fluctuate significantly based on the issuer's ability or perceived ability to make these payments. Finally, some Brady Bonds may be structured with floating rate or low fixed rate coupons. The Portfolio does not expect to have more than 10% of its total assets invested in Brady Bonds.

         Nondiversified Investment Company. Despite its nondiversified status under the Investment Company Act, the Portfolio generally will not invest more than 5% of its assets in any individual corporate issuer. However, the Portfolio
(1) may place assets in bank deposits or other short-term bank instruments with a maturity of up to 30 days provided that (i) the bank has a short-term credit rating of A1+ (or, if unrated, the equivalent as determined by the Sub-advisor) and (ii) the Portfolio may not maintain more than 10% of its total assets with any single bank; and (2) may maintain more than 5% of its total assets, including cash and currencies, in custodial accounts or deposits of the Trust's custodian or sub-custodians.

          Writing Covered Call Options. The Portfolio may write (sell) "covered" call options and purchase options to close out options previously written by the Portfolio. In writing covered call options, the Portfolio expects to generate additional premium income which should serve to enhance the Portfolio's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in Sub-advisor's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

          The Portfolio will write only covered call options. This means that the Portfolio will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or other liquid assets having a value equal to the fluctuating market value of the optioned securities or currencies.

         Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolio will not do), but capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security or currency, The Portfolio does not consider a security or currency covered by a call "pledged" as that term is used in the Portfolio's policy which limits the pledging or mortgaging of its assets.

          The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, Sub-advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Portfolio for writing covered call options will be recorded as a liability of the Portfolio. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the average of the latest bid and asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

          Call options written by the Portfolio will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Portfolio may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

          The Portfolio will effect closing transactions in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

          The Portfolio will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

          Writing Covered Put Options. Although the Portfolio has no current intention in the foreseeable future of writing American or European style covered put options and purchasing put options to close out options previously written by the Portfolio, the Portfolio reserves the right to do so.

          The Portfolio would write put options only on a covered basis, which means that the Portfolio would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Portfolio will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" options at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Portfolio would generally write covered put options in circumstances where Sub-advisor wishes to purchase the underlying security or currency for the Portfolio's portfolio at a price lower than the current market price of the security or currency. In such event the Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Portfolio. In addition, the Portfolio, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

          The Portfolio will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Portfolio's net assets. In calculating the 25% limit, the Portfolio will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates. For a discussion of certain risks involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          Purchasing Put Options. The Portfolio may purchase American or European style put options. As the holder of a put option, the Portfolio has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

          The premium paid by the Portfolio when purchasing a put option will be recorded as an asset of the Portfolio. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

          Purchasing Call Options. The Portfolio may purchase American or European style call options. As the holder of a call option, the Portfolio has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Portfolio may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

          The Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

          The Portfolio will not commit more than 5% of its total assets to premiums when purchasing call or put options.

          Dealer Options. The Portfolio may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Portfolio would look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. While the Portfolio will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

          Futures Contracts.

                   Transactions in Futures. The Portfolio may enter into financial futures contracts, including stock index, interest rate and currency futures ("futures" or "futures contracts"); however, the Portfolio has no current intention of entering into interest rate futures. The Portfolio, however, reserves the right to trade in financial futures of any kind.

          Stock index futures contracts may be used to attempt to provide a hedge for a portion of the Portfolio's portfolio, as a cash management tool, or as an efficient way for Sub-advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Portfolio may, however, purchase or sell futures contracts with respect to any stock index whose movements will, in its judgment, have a significant correlation with movements in the prices of all or portions of the Portfolio's portfolio securities.

          Interest rate or currency futures contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio. In this regard, the Portfolio could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

          The Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas. For a discussion of futures transactions and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                   Regulatory Limitations. The Portfolio will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

          The Portfolio may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Portfolio's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

          In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Portfolio, an amount of cash or other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the Portfolio to cover the position, or alternative cover (such as owning an offsetting position) will be employed.

          Options on Futures Contracts. As an alternative to writing or purchasing call and put options on stock index futures, the Portfolio may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Portfolio and other mutual funds or portfolios of mutual funds managed by the Sub-advisor or T. Rowe Price Associates, Inc. Such aggregated orders would be allocated among the Portfolio and such other portfolios in a fair and non-discriminatory manner. See this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks involved in options and futures contracts.

          Additional Futures and Options Contracts. Although the Portfolio has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures or options trading might involve risks which differ from those involved in the futures and options described above.

          Foreign Futures and Options. The Portfolio is permitted to invest in foreign futures and options. For a description of foreign futures and options and certain risks involved therein as well as certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Transactions. The Portfolio will generally enter into forward foreign currency exchange contracts under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when the Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Other than as set forth above, and immediately below, the Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward on such securities) provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, Sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served. Forward foreign currency exchange contracts ("forwards") will generally have terms of less than one year.

         At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolio may use liquid, high-grade debt securities denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         When the Portfolio purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially lost if the Portfolio were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Portfolio's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Portfolio's net asset value per share. For an additional discussion of certain risks involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts. The Portfolio may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Portfolio's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (or, in the case of foreign exchange contracts, entirely as ordinary income or loss). The Portfolio will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

         In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

         As a result of the "Taxpayer Relief Act of 1997," entering into certain option, futures contracts, or forward contracts may be deemed a "constructive sale" of offsetting securities, which could result in a taxable gain from the sale being distributed to shareholders. The Portfolio would be required to distribute any such gain even though it would not receive proceeds from the sale at the time the option, futures or forward position is entered into.

          Hybrid Commodity and Security Instruments. Instruments have been developed which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Often these hybrid instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. For a discussion of certain risks involved in hybrid instruments, see this Statement under "Certain Risk Factors and Investment Methods."

         Debt Securities. The Portfolio's investment program permits it to purchase below investment grade securities. Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default -- that is, the nonpayment of interest and principal by the issuer than higher quality investments. Such securities are also subject to special risks, discussed below. Although the Portfolio seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Portfolio will achieve its investment objective.

         After purchase by the Portfolio, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio. However, Sub-advisor will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. The Portfolio may invest up to 20% of its total assets in securities rated below BBB or Baa, including bonds in default or those with the lowest rating. See the Appendix to this Statement for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

         High Yield, High Risk Securities. Below investment grade securities (rated below Baa by Moody's and below BBB by S&P) or unrated securities of equivalent quality in the Sub-advisor's judgment, carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. For an additional discussion of certain risks involved in investing in lower-rated debt securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Zero-Coupon Securities. The Portfolio may invest in zero-coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. For a discussion of zero-coupon securities and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

          Lending of Portfolio Securities. For the purpose of realizing additional income, the Portfolio may make secured loans of portfolio securities amounting to not more than 33 1/3% of its total assets. This policy is a "fundamental policy." Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash or U.S. government securities. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on three business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

         Other Lending/Borrowing. Subject to approval by the SEC, the Portfolio may make loans to, or borrow funds from, other mutual funds sponsored or advised by the Sub-advisor or T. Rowe Price Associates, Inc. The Portfolio has no current intention of engaging in these practices at this time.

     Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST T. Rowe Price Global Bond Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:

1. Pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

2. Purchase securities on margin, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions and except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

3. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;

4. Buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Portfolio's net assets;

5. Enter into futures contracts or purchase options thereon which do not represent bona fide hedging unless immediately after the purchase, the value of the aggregate initial margin with respect to all such futures contracts entered into on behalf of the Portfolio and the premiums paid for such options on futures contracts does not exceed 5% of the Portfolio's total assets, provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

6. Purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 10% of the value of the Portfolio's total net assets, except that this restriction does not apply to warrants acquired as a result of the purchase of another security;

7. Make securities loans if the value of such securities loaned exceeds 30% of the value of the Portfolio's total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily. The Portfolio has no current intention of making loans of portfolio securities that would amount to greater than 5% of the Portfolio's total assets; or

8.   Purchase or sell real estate limited partnership interests.

9. Purchase securities which are not bonds denominated in foreign currency ("international bonds") if, immediately after such purchase, less than 65% of its total assets would be invested in international bonds, except that for temporary defensive purposes the Portfolio may purchase securities which are not international bonds without limitation;

10. Borrow money in excess of 5% of its total assets (taken at market value) or borrow other than from banks; however, in the case of reverse repurchase agreements, the Portfolio may invest in such agreements with other than banks subject to total asset coverage of 300% for such agreements and all borrowings;

11. Invest more than 20% of its total assets in below investment grade, high-risk bonds, including bonds in default or those with the lowest rating;

12.  Invest in companies for the purpose of exercising management or control;

13. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act; or

14.  Effect short sales of securities.

         In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes these funds may be known as Passive Foreign Investment Companies. The Portfolio is subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the Portfolio's total assets may be invested in such securities.

         Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Portfolio's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

         If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of Portfolio's assets will not be considered a violation of the restriction.

AST Federated High Yield Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek high current income by investing primarily in a diversified portfolio of fixed income securities. The fixed income securities in which the Portfolio intends to invest are lower-rated corporate debt obligations.

Investment Policies:

         Corporate Debt Securities. The Portfolio invests primarily in corporate debt securities. The corporate debt obligations in which the Portfolio intends to invest are expected to be lower-rated. For a discussion of the special risks associated with lower-rated securities, see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods." Corporate debt obligations in which the Portfolio invests may bear fixed, floating, floating and contingent, or increasing rates of interest. They may involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

         U.S. Government Obligations. The types of U.S. government obligations in which the Portfolio may invest include, but are not limited to, direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities (such as the Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Federal Farm Credit Banks, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation, or National Credit Union Administration). These securities may be backed by: the full faith and credit of the U.S. Treasury; the issuer's right to borrow from the U.S. Treasury; the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or the credit of the agency or instrumentality issuing the obligations. For an additional discussion of the types of U.S. government obligations in which the Portfolio may invest, see the Trust's Prospectus under "Investment Objectives and Policies."

         Time and Savings Deposits and Bankers' Acceptances. The Portfolio may enter into time and savings deposits (including certificates of deposit) and may purchase bankers' acceptances. The Portfolio may enter into time and savings deposits (including certificates of deposit) in commercial or savings banks whose deposits are insured by the Bank Insurance Fund ("BIF"), or the Savings Association Insurance Fund ("SAIF"), including certificates of deposit issued by and other time deposits in foreign branches of BIF-insured banks. The Portfolio may also purchase bankers' acceptances issued by a BIF-insured bank, or issued by the bank's Edge Act subsidiary and guaranteed by the bank, with remaining maturities of nine months or less. The total acceptances of any bank held by the Portfolio cannot exceed 0.25 of 1% of such bank's total deposits according to the bank's last published statement of condition preceding the date of acceptance; and general obligations of any state, territory, or possession of the United States, or their political subdivisions, so long as they are either
(1) rated in one of the four highest grades by nationally recognized statistical rating organizations or (2) issued by a public housing agency and backed by the full faith and credit of the United States.

         When-Issued and Delayed Delivery Transactions. The Portfolio may purchase fixed-income securities on a when-issued or delayed delivery basis. The Portfolio may engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Portfolio's investment objective and policies, not for investment leverage. These transactions are arrangements in which the Portfolio purchases securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. These transactions are made to secure what is considered to be an advantageous price and yield for the Portfolio.

         No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Portfolio sufficient to make payment for the securities to be purchased are segregated at the trade date. These securities are marked to market daily and will maintain until the transaction is settled. For an additional discussion of when-issued securities and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. In order to generate additional income, the Portfolio may lend its securities to brokers/dealers, banks, or other institutional borrowers of securities. The collateral received when the Portfolio lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Portfolio. During the time portfolio securities are on loan, the borrower pays the Portfolio any dividends or interest paid on such securities. Loans are subject to termination at the option of the Portfolio or the borrower. The Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or cash equivalent collateral to the borrower or placing broker. The Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

         Reverse Repurchase Agreements. The Portfolio may also enter into reverse repurchase agreements. When effecting reverse repurchase agreements, liquid assets of the Portfolio, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to ensure completion of the reverse repurchase agreements, the Portfolio will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. For a discussion of reverse repurchase agreements and certain risks involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Portfolio Turnover. The Portfolio may experience greater portfolio turnover than would be expected with a portfolio of higher-rated securities. For an additional discussion of portfolio turnover, see this Statement and the Trust's Prospectus under "Portfolio Turnover."

         Adverse Legislation. In 1989, legislation was enacted that required federally insured savings and loan associations to divest their holdings of lower-rated bonds by 1994. This legislation also created the Resolution Trust Corporation (the "RTC"), which disposed of a substantial portion of lower-rated bonds held by failed savings and loan associations. The reduction of the number of institutions empowered to purchase and hold lower-rated bonds, and the divestiture of bonds by these institutions and the RTC, have had an adverse impact on the overall liquidity of the market for such bonds. Federal and state legislatures and regulators have and may continue to propose new laws and regulations designed to limit the number or type of institutions that may purchase lower-rated bonds, reduce the tax benefits to issuers of such bonds, or otherwise adversely impact the liquidity of such bonds. The Portfolio cannot predict the likelihood that any of these proposals will be adopted, or their potential impact on the liquidity of lower-rated bonds.

         Foreign Securities. The Portfolio may invest up to 5% of its total assets in foreign securities that are not publicly traded in the United States. For a discussion of certain risks involved with investing in foreign securities, including currency risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Federated High Yield Portfolio. The limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval.

1. The Portfolio will not invest more than 15% of the value of its net assets in securities that are not readily marketable;

2. The Portfolio will not purchase the securities of any issuer (other than the U.S. government, its agencies, or instrumentalities or instruments secured by securities of such issuers, such as repurchase agreements) if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer. For these purposes, the Portfolio takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series designations or other differences.


AST Lord Abbett Bond-Debenture Portfolio:


Investment Objective: The investment objective of the Portfolio is to seek high current income and the opportunity for capital appreciation to produce a high total return.

Investment Policies:

         Convertible Securities. The Portfolio may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities but tend to be less volatile and produce more income than their underlying common stocks.


         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST Lord Abbett Bond-Debenture Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:


1. Pledge its assets (other than to secure borrowings, or to the extent permitted by the Portfolio's investment policies);

2.   Make short sales of securities;

3. Invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities;

4. Invest in the securities of other investment companies except in compliance with the 1940 Act;

5. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

6. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in this Statement and the Trust's Prospectus, as they may be amended from time to time;

7. Invest more than 10% of the market value of its gross assets at the time of investment in debt securities that are in default as to interest or principal.

AST PIMCO Total Return Bond Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital. The Sub-advisor will seek to employ prudent investment management techniques, especially in light of the broad range of investment instruments in which the Portfolio may invest.

Investment Policies:

         Borrowing. The Portfolio may borrow for temporary administrative purposes. This borrowing may be unsecured. The 1940 Act requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

         In addition to the above, the Portfolio may enter into reverse repurchase agreements and "mortgage dollar rolls." A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Portfolio, coupled with its agreement to repurchase the instrument at a specified time and price. In a "dollar roll" transaction the Portfolio sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar maturity: (4) have identical net coupon rates;
(5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Portfolio's obligations under a dollar roll agreement must be covered by cash or other liquid assets equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account.

         Both dollar roll and reverse repurchase agreements will be subject to the 1940 Act's limitations on borrowing, as discussed above. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Portfolio's overall limitations on investments in illiquid securities.

         Corporate Debt Securities. The Portfolio's investments in U.S. dollar-or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Portfolio, or, if unrated, are in the Sub-advisor's opinion comparable in quality to corporate debt securities in which the Portfolio may invest. In the event that ratings services assign different ratings to the same security, the Sub-advisor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Among the corporate bonds in which the Portfolio may invest are convertible securities. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security and convert it to underlying common stock, or will sell the convertible security to a third party. The Portfolio generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

         Investments in securities rated below investment grade that are eligible for purchase by the Portfolio (i.e., rated B or better by Moody's or S&P) are described as "speculative" by both Moody's and S&P. Investment in lower-rated corporate debt securities ("high yield securities") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as high risk and predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield, high risk securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The price of high yield securities have been found to be less sensitive to interest-rate adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolio may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         The secondary market on which high yield, high risk securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Sub-advisor seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions. For an additional discussion of certain risks involved in lower-rated debt securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Objectives."

         Participation on Creditors Committees. The Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject the Portfolio to expenses such as legal fees and may make the Portfolio an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Portfolio's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Portfolio will participate on such committees only when the Sub-advisor believes that such participation is necessary or desirable to enforce the Portfolio's rights as a creditor or to protect the value of securities held by the Portfolio.

         Mortgage-Related Securities. The Portfolio may invest in mortgage-backed securities. Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Portfolio may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owned on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PC's") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-advisor determines that the securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Portfolio will not purchase mortgage-related securities or any other assets which in the Sub-advisor's opinion are illiquid if, as a result, more than 15% of the value of the Portfolio's total assets will be illiquid.

         Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolio's industry concentration restrictions, set forth in this Statement under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Portfolio takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default that other comparable securities in the event of adverse economic, political or business developments that may affect such region and ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

                  Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return or principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of the CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

                  FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         For an additional discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

                  CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities -- Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

                  Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, which the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

         Other Asset-Backed Securities. Similarly, the Sub-advisor expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities may be offered to investors, including Certificates for Automobile Receivables. For a discussion of automobile receivables, see this Statement under "Certain Risk Factors and Investment Methods." Consistent with the Portfolio's investment objectives and policies, the Sub-advisor also may invest in other types of asset-backed securities.

         Foreign Securities. The Portfolio may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 10% of its assets in securities of issuers based in emerging market countries. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of certain risks involved in foreign investments, in general, and the special risks of investing in developing countries, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Portfolio also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see ""Derivative Instruments"), and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

         A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the tine of the contract. These contracts may be bought or sold to protect the Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forward contracts are covered by the segregation with the Trust's custodian of cash or other liquid assets and are marked to market daily. Although such contracts are intended to minimize the risk of loss due to a decline on the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         Brady Bonds. The Portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including in Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay, and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future.

         Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

         Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

         Bank Obligations. Bank obligations in which the Portfolios invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Portfolio will not invest in fixed time deposits which
(1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

         The Portfolio will limit its investments in United States bank obligations to obligations of United States bank (including foreign branches) which have more than $1 billion in total assets at the time of investment and are member of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Portfolio also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess $1 billion.

         The Portfolio will limit its investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Sub-advisor, are of an investment quality comparable to obligations of United States banks in which the Portfolio may invest. Subject to the Portfolio's limitation on concentration of no more than 25% of its assets in the securities of issuers in particular industry, there is no limitation on the amount of the Portfolio's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

         Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

         Short Sales. The Portfolio may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation that the market price of that security will decline.

         When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest on such borrowed securities.

         If the price of the security sold short increases between the time of the short sale and the time and the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

         To the extent that the Portfolio engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash or other liquid assets in a segregated account. The Portfolio does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds one-third of the value of the Portfolio's net assets. This percentage may be varied by action of the Trust's Board of Trustees. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

         Derivative Instruments. In pursuing its individual objective, the Portfolio may, as described in the Prospectus, purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("future options") for hedging purposes. The Portfolio also may enter into swap agreements with respect to foreign currencies, interest rates and indexes of securities. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Portfolio may also use those instruments, provided that the Trust's Board of Trustees determines that their use is consistent with the Portfolio's investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Trust (i.e., that written call or put options will be "covered" or "secured" and that futures and futures options will be used only for hedging purposes).

         Options on Securities and Indexes. The Portfolio may purchase and sell both put and call options on debt or other securities or indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         The Portfolio will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio. For a call option on an index, the option is covered if the Portfolio maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian. A put option on a security or an index is "covered" if the Portfolio maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian.

         If an option written by the Portfolio expires, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

         The Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by the Portfolio is an asset of the Portfolio. The premium received for a option written by the Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices. For a discussion of certain risks involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Options. The Portfolio may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Futures Contracts and Options on Futures Contracts. The Portfolio may use interest rate, foreign currency or index futures contracts, as specified in the Trust's Prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

         The Portfolio may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         To comply with applicable rules of the CFTC under which the Trust and the Portfolio avoid being deemed a "commodity pool" or a "commodity pool operator," the Portfolio intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Portfolio's securities or the price of the securities which the Portfolio intends to purchase. The Portfolio's hedging activities may include sales of futures contracts as an offset against the effect or expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Portfolio's exposure to interest rate fluctuations, the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by the Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by the Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark to market its open futures positions.

         The Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

         Limitations on Use of Futures and Futures Options. In general, the Portfolio intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Portfolio will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

         When selling a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

         When selling a call option on a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

         When selling a put option on a futures contract, the Portfolio will maintain with its custodian (and mark-to market on a daily basis) cash or other liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

         Swap Agreements. The Portfolio may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. For a discussion of swap agreements, see the Trust's Prospectus under "Investment Objectives and Policies." The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or other liquid assets to avoid any potential leveraging of the Portfolio's portfolio. The Portfolio will not enter into a swap agreement with any single party if the net amount owned or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.

         Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Sub-advisor's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of longer than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-advisor will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants." To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not exclusive, and partnerships may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individual tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

         Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is related to another economic indicator or financial market index. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by such an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Portfolio invests in these securities, however, the Sub-advisor analyzes these securities in its overall assessment of the effective duration of the Portfolio's portfolio in an effort to monitor the Portfolio's interest rate risk.

         Foreign Currency Exchange-Related Securities. The Portfolio may invest in foreign currency warrants, principal exchange rate linked securities and performance indexed paper. For a description of these instruments, see this Statement under "Certain Risk Factor and Investment Methods."

         Warrants to Purchase Securities. The Portfolio may invest in or acquire warrants to purchase equity or fixed-income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit the Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

         Hybrid Instruments. The Portfolio may invest up to 5% of its assets in hybrid instruments. A hybrid instrument can combine the characteristics of securities, futures, and options. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. For an additional discussion of hybrid instruments and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Inverse Floaters. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio will not invest more than 5% of its net assets in any combination of inverse floater, interest only, or principal only securities.

         Loan Participations. The Portfolio may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, the Portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Portfolio intends to invest may not be rated by any nationally recognized rating service.

         A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Portfolio has direct recourse against the corporate borrower, the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

         A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Portfolio were determined to be subject to the claims of the agent bank's general creditors, the Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio's share price and yield could be adversely affected. Loans that are fully secured offer the Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

         The Portfolio may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Portfolio bears a substantial risk of losing the entire amount invested.

         The Portfolio limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, the Portfolio generally will treat the corporate borrower as the "issuer" of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Portfolio and the corporate borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Portfolio to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

         Loan and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-advisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Portfolio's net asset value than if that value were based on available market quotations, and could result in significant variations in the Portfolio's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Portfolio currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Portfolio's limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Company's investment restriction relating to the lending of funds or assets by the Portfolio.

         Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Portfolio. For example, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Portfolio relies on the Sub-advisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

         Delayed Funding Loans and Revolving Credit Facilities. The Portfolio may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will at all times segregate liquid assets, determined to be liquid by the Sub-advisor in accordance with procedures established by the Board of Directors, in an amount sufficient to meet such commitments. The Portfolio may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Portfolio currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Portfolio's limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed above under "Loan Participations." Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Company's investment restriction relating to the lending of funds or assets by the Portfolio.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST PIMCO Total Return Bond Portfolio. These limitations are not "fundamental" restrictions, and may be changed by the Trustees without shareholder approval.

         1. The Portfolio will not invest more than 15% of the assets of the Portfolio (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Portfolio has purchased, securities being used to cover options a Portfolio has written, securities for which market quotations are not readily available, or other securities which legally or in the Sub-advisor's option may be deemed illiquid.

         2. The Portfolio will not purchase securities for the Portfolio from, or sell portfolio securities to, any of the officers and directors or Trustees of the Trust or of the Investment Manager or of the Sub-advisor.

         3. The Portfolio will not invest more than 5% of the assets of the Portfolio (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

AST PIMCO Limited Maturity Bond Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.

Investment Policies:

         Borrowing. The Portfolio may borrow for temporary administrative purposes. This borrowing may be unsecured. The 1940 Act requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio's securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

         Among the forms of borrowing in which the Portfolio may engage is the entry into reverse repurchase agreements. A reverse repurchase agreement involves the sale of the Portfolio-eligible security by the Portfolio, coupled with its agreement to repurchase the instrument at a specified time and price. The Portfolio will maintain a segregated account with its Custodian consisting of cash or other liquid assets equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase. To the extent that the Portfolio collateralizes its obligations under a reverse repurchase agreement, the asset coverage requirements of the 1940 Act will not apply.

         In addition to the above, the Portfolio may enter into reverse repurchase agreements and "mortgage dollar rolls." A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Portfolio, coupled with its agreement to repurchase the instrument at a specified time and price. In a "dollar roll" transaction the Portfolio sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Portfolio's obligations under a dollar roll agreement must be covered by cash or other liquid assets equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account.

         Both dollar roll and reverse repurchase agreements will be subject to the 1940 Act's limitations on borrowing, as discussed above. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Portfolio's overall limitations on investments in illiquid securities.

         Corporate Debt Securities. The Portfolio's investments in U.S. dollar-or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Portfolio, or, if unrated, are in the Sub-advisor's opinion comparable in quality to corporate debt securities in which the Portfolio may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Among the corporate bonds in which the Portfolio may invest are convertible securities. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party. The Portfolio generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

         Investments in securities rated below investment grade that are eligible for purchase by the Portfolio (i.e., rated B or better by Moody's or S&P), are described as "speculative" by both Moody's and S&P. Investment in lower-rated corporate debt securities ("high yield securities") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolio may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Sub-advisor seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions. For a discussion of the risks involved in lower-rated debt securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Participation on Creditors Committees. The Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject the Portfolio to expenses such as legal fees and may make the Portfolio an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Portfolio's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Portfolio would participate on such committees only when the Adviser believed that such participation was necessary or desirable to enforce the Portfolio's rights as a creditor or to protect the value of securities held by the Portfolio.

         Mortgage-Related Securities. The Portfolio may invest in mortgage-backed securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Portfolio may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fixed-Income Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser determines that the securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Portfolio will purchase mortgage-related securities or any other assets which in the Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Portfolio's total assets will be illiquid.

         Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolio' industry concentration restrictions, set forth in this Statement under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Portfolio takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by the Portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

                  Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

                  FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults. For an additional discussion of mortgage-backed securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

                  CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities -- Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

                  Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

         Other Asset-Backed Securities. Similarly, the Sub-advisor expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities maybe offered to investors, including Certificates for Automobile Receivables. For a discussion of automobile receivables, see this Statement under "Certain Risk Factors and Investment Methods."

         Foreign Securities. The Portfolio may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will concentrate its foreign investments in securities of issuers based in developed countries. The Portfolio may invest up to 5% of its assets in securities of issuers based in emerging market countries. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of certain risks involved in foreign investments, in general, and the special risks of investing in developing countries, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The Portfolio also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Derivative Instruments"), and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

         A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forward contracts are covered by the segregation with the Trust's custodian of cash or other liquid assets and are marked to market daily. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         Brady Bonds. The Portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including in Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay, and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future.

         Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

         Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

         Bank Obligations. Bank obligations in which the Portfolio invests include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Portfolio will not invest in fixed time deposits which
(1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

         The Portfolio will limit its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Portfolio also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

         The Portfolio will limit its investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (I) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Sub-advisor, are of an investment quality comparable to obligations of United States banks in which the Portfolio may invest. Subject to the Trust's limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of the Portfolio's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

         Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or because the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

         Short Sales. The Portfolio may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation that the market price of that security will decline.

         When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest on such borrowed securities.

         If the price of the security sold short increases between the time of the short sale and the time and the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

         To the extent that the Portfolio engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash or other liquid assets in a segregated account. The Portfolio does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds one-third of the value of the Portfolio's net assets. This percentage may be varied by action of the Trust's Board of Trustees. A short sale is "against the box" to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

         Derivative Instruments. In pursuing its objective, the Portfolio may, as described in the Prospectus, purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes. The Portfolio also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Portfolio also may enter into swap agreements with respect to foreign currencies, interest rates and indexes of securities. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Portfolio may also use those instruments, provided that the Trust's Board of Trustees determines that their use is consistent with the Portfolio's investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Trust (i.e., that written call or put options will be "covered" or "secured" and that futures and futures options will be used only for hedging purposes).

         Options on Securities and Indexes. The Portfolio may purchase and sell both put and call options on debt or other securities or indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         The Portfolio will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio. For a call option on an index, the option is covered if the Portfolio maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (I) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian. A put option on a security or an index is "covered" if the Portfolio maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian.

         If an option written by the Portfolio expires, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

         The Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by the Portfolio is an asset of the Portfolio. The premium received for an option written by the Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices. For a discussion of certain risks involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency Options. The Portfolio may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Futures Contracts and Options on Futures Contracts. The Portfolio may use interest rate, foreign currency or index futures contracts, as specified in the Trust's Prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

         The Portfolio may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         To comply with applicable rules of the CFTC under which the Trust and the Portfolio avoid being deemed a "commodity pool" or a "commodity pool operator," the Portfolio intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Portfolio's securities or the price of the securities which the Portfolio intends to purchase. The Portfolio's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Portfolio's exposure to interest rate fluctuations, the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by the Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by the Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Portfolio will mark to market its open futures positions.

         The Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

         Limitations on Use of Futures and Futures Options. In general, the Portfolio intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Portfolio will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Portfolio's total net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

         When selling a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

         When selling a call option on a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

         When selling a put option on a futures contract, the Portfolio will maintain with its custodian (and mark-to-market on a daily basis) cash or other liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio. For a discussion of the risks involved in futures contracts and related options, see the Trust's Prospectus and this Statement under "Certain Factors and Investment Methods."

         Swap Agreements. The Portfolio may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return. For a discussion of swap agreements, see the Trust's Prospectus under "Investment Objectives and Policies." The Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or other liquid assets to avoid any potential leveraging of the Portfolio's portfolio. The Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.

         Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Sub-advisor's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of longer than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-advisor will cause the Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolio by the Internal Revenue Code may limit the Portfolio's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

         Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is related to another economic indicator or financial market index. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by such an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Portfolio invests in these securities, however, the Sub-advisor analyzes these securities in its overall assessment of the effective duration of the Portfolio's portfolio in an effort to monitor the Portfolio's interest rate risk.

         Foreign Currency Exchange Related Securities. The Portfolio may also invest in foreign currency warrants, principal exchange rate linked securities and performance indexed paper. For a discussion of these, see this Statement under "Certain Risk Factors and Investment Methods."

         Warrants to Purchase Securities. The Portfolio may invest in or acquire warrants to purchase equity or fixed-income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit the Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

         Hybrid Instruments. The Portfolio may invest up to 5% of its assets in hybrid instruments. A hybrid instrument can combine the characteristics of securities, futures, and options. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. For an additional discussion of hybrid instruments and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Inverse Floaters. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio will not invest more than 5% of its net assets in any combination of inverse floater, interest only, or principal only securities.

         Loan Participations. The Portfolio may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, the Portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Portfolio intends to invest may not be rated by any nationally recognized rating service.

         A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Portfolio has direct recourse against the corporate borrower, the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

         A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Portfolio were determined to be subject to the claims of the agent bank's general creditors, the Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio's share price and yield could be adversely affected. Loans that are fully secured offer the Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

         The Portfolio may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Portfolio bears a substantial risk of losing the entire amount invested.

         The Portfolio limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, the Portfolio generally will treat the corporate borrower as the "issuer" of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Portfolio and the corporate borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Portfolio to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

         Loan and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-advisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Portfolio's net asset value than if that value were based on available market quotations, and could result in significant variations in the Portfolio's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Portfolio currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Portfolio's limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Company's investment restriction relating to the lending of funds or assets by the Portfolio.

         Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Portfolio. For example, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Portfolio relies on the Sub-advisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

         Delayed Funding Loans and Revolving Credit Facilities. The Portfolio may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will at all times segregate liquid assets, determined to be liquid by the Sub-advisor in accordance with procedures established by the Board of Directors, in an amount sufficient to meet such commitments. The Portfolio may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Portfolio currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Portfolio's limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed above under "Loan Participations." Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Company's investment restriction relating to the lending of funds or assets by the Portfolio.

         Investment Policies Which May Be Changed Without Shareholder Approval. The following limitations are applicable to the AST PIMCO Limited Maturity Bond Portfolio. These limitations are not "fundamental" restrictions and may be changed by the Trustees without shareholder approval. The Portfolio will not:

         1. Invest more than 15% of the assets of the Portfolio (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that a Portfolio has purchased, securities being used to cover such options a Portfolio has written, securities for which market quotations are not readily available, or other securities which legally or in the Sub-advisor's opinion may be deemed illiquid.

         2. Invest more than 5% of the assets of the Portfolio (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

         The Staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Portfolio has adopted an investment policy pursuant to which the Portfolio will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Portfolio, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Portfolio and margin deposits on the Portfolio's existing OTC options on futures contracts exceeds 15% of the total assets of the Portfolio, taken at market value, together with all other assets of the Portfolio which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money."

AST Money Market Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek high current income and maintain high levels of liquidity.

Investment Policies:

     Bank Obligations. The Portfolio will not invest in bank obligations for which any affiliate of the Sub-advisor is the ultimate obligor or accepting bank.

         Asset-Backed Securities. The asset-backed securities in which the Portfolio may invest are subject to the Portfolio's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested. For a discussion of asset-backed securities and the risks involved therein see the Trust's Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

         Synthetic Instruments. As may be permitted by current laws and regulations and if expressly permitted by the Board of Trustees of the Trust, the Portfolio may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The certificates are generally sold in private placements in reliance on Rule 144A of the Securities Act of 1933 (without registering the certificates under such Act).

         Reverse Repurchase Agreements. The Portfolio invests the proceeds of borrowings under reverse repurchase agreements. The Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Portfolio will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Portfolio may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. The Portfolio will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, such reverse repurchase agreement may have a negative impact on the Portfolio's ability to maintain a net asset value of $1.00 per share.

         Foreign Securities. The Portfolio may invest in U.S. dollar-denominated foreign securities. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Generally, ADRs and EDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or European, in the case of EDRs, securities markets. For a discussion of depositary receipts and the risks involved in investing in foreign securities, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending Portfolio Securities. Loans will be subject to termination by the Portfolio in the normal settlement time, generally three business days after notice. Borrowed securities must be returned when the loan is terminated. The Portfolio may pay reasonable finders' and custodial fees in connection with a loan. In making a loan, the Portfolio will consider the creditworthiness of the borrowing financial institution.

Investment Objective and Policy Applicable to All Portfolios:

         In order to permit the sale of shares of the Trust to separate accounts of Participating Insurance Companies in certain states, the Trust may make commitments more restrictive than the restrictions described in the section of this Statement entitled "Investment Restrictions." Should the Trust determine that any such commitment is no longer in the best interests of the Trust and its shareholders it will revoke the commitment and terminate sales of its shares in the state(s) involved.

         The Board of Trustees of the Trust may, from time to time, promulgate guidelines with respect to the investment policies of the Portfolios.

INVESTMENT RESTRICTIONS:

         The investment restrictions set forth below are "fundamental" policies. See the subsection of this Statement entitled "Investment Objectives and Policies" for further discussion of "fundamental" policies of the Trust and the requirements for changing such "fundamental" policies. Investment policies that are not "fundamental" may be found in the general description of the investment policies of each Portfolio, as described in the section of this Statement and the Trust's Prospectus entitled "Investment Objectives and Policies."

         The investment restrictions below apply only to the Portfolio or Portfolios described in the text preceding the restrictions.

Investment Restrictions Applicable Only to the AST Alliance Growth and Income Portfolio, the AST JanCap Growth Portfolio, the AST INVESCO Equity Income Portfolio, the AST Federated High Yield Portfolio, the AST PIMCO Total Return Bond Portfolio, the AST PIMCO Limited Maturity Bond Portfolio and the AST Money Market Portfolio.

1. A Portfolio will not buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).

2. Portfolio will not invest in companies for the purpose of exercising control or management.

3. A Portfolio will not underwrite securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities.

4.   A Portfolio will not issue senior securities.

Investment Restrictions Applicable Only to the AST Founders Passport Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1. Make loans of money or securities other than (a) through the purchase of securities in accordance with the Portfolio's investment objective, (b) through repurchase agreements, and (c) by lending portfolio securities in an amount not to exceed 33 1/3% of the Portfolio's total assets;

2.   Underwrite  securities  issued by  others  except  to the  extent  that the
     Portfolio  may  be  deemed  an  underwriter   when  purchasing  or  selling
     securities;

3.   Issue senior securities;

4. Invest directly in physical commodities (other than foreign currencies), real estate or interests in real estate; provided, that the Portfolio may invest in securities of issuers which invest in physical commodities, real estate or interests in real estate; and, provided further, that this restriction shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts, or from investing in securities or other instruments backed by physical commodities, real estate or interests in real estate;

5. Make any investment which would concentrate 25% or more of the Portfolio's total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

6. Borrow money except from banks in amounts up to 33 1/3% of the Portfolio's total assets;

7. As to 75% of the value of its total assets, invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities); or

8. As to 75% of the value of its total assets, purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer.

         In applying the above restriction regarding investments in a single industry, the Portfolio uses industry classifications based, where applicable, on Baseline, Bridge Information Systems, Reuters, the S&P Stock Guide published by Standard & Poor's, information obtained from Bloomberg L.P. and Moody's International, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by the Sub-advisor in the exercise of its reasonable discretion. (This note is not a fundamental policy.)

Investment  Restrictions  Applicable  Only  to the  AST  Janus  Overseas  Growth
Portfolio:

1. The Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 33 1/3% of the value of the Portfolio's total assets by reason of a decline in net assets, the Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

2. The Portfolio will not, as to 75% of the value of its total assets, own more than 10% of the outstanding voting securities of any one issuer, or purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act as amended), if immediately after and as a result of such purchase, the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of its total assets.

3. The Portfolio will not invest more than 25% of the value of its assets in any particular industry (other than U.S. government securities).

4. The Portfolio will not invest directly in real estate or interests in real estate; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

5. The Portfolio will not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

6. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities.

7. The Portfolio will not act as an underwriter of securities issued by others, except to the extent that the Portfolio may be deemed an underwriter in connection with the disposition of its securities.

8. The Portfolio will not issue senior securities except in compliance with the 1940 Act.

Investment   Restrictions   Applicable   Only  to  the  AST   American   Century
International Growth Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities;

2. With respect to 75% of the value of its total assets, purchase the security of any one issuer if such purchase would cause more than 5% of the Portfolio's assets at market to be invested in the securities of such issuer, except U.S. government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the Portfolio;

3. Invest more than 25% of the assets of the Portfolio, exclusive of cash and U.S. government securities, in securities of any one industry;

4.   Issue any senior security except in compliance with the 1940 Act;

5. Underwrite any securities except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

6. Purchase or sell real estate. (In the opinion of the Sub-advisor, this restriction will not preclude the Portfolio from investing in securities of corporations that deal in real estate);

7. The Portfolio may not purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissable options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies or (ii) investing in securities of any kind; or

8. Borrow any money, except in an amount not in excess of 33 1/3% of the total assets of the Portfolio, and then only for emergency and extraordinary purposes; this does not prohibit the escrow and collateral arrangements in connection with investment in interest rate futures contracts and related options by the Portfolio.

     In determining industry groups for purposes of the above restriction regarding investments in a single industry, the SEC ordinarily uses the Standard Industry Classification codes developed by the United States Office of Management and Budget. The Sub-advisor monitors industry concentration using a more restrictive list of industry groups than that recommended by the SEC. The Sub-advisor believes that these classifications are reasonable and are not so broad that the primary economic characteristics of the companies in a single class are materially different. The use of these more restrictive industry classifications may, however, cause the Portfolio to forego investment possibilities which may otherwise be available to it under the 1940 Act. (This note is not a fundamental policy.)

Investment   Restrictions   Applicable   Only  to  the  AST   American   Century
International Growth Portfolio II:

          The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may or may be deemed to involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks, other funds advised or sub-advised by the Sub-advisor or other persons to the extent permitted by applicable law;

2. Purchase or sell physical commodities; except that the Portfolio may enter into futures contracts and options thereon;

3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) purchase money market securities and enter into repurchase agreements; (ii) acquire publicly-distributed or privately placed debt securities and purchase debt; (iii) lend portfolio securities; and (iv) participate in an interfund lending program with other funds advised or sub-advised by the Sub-advisor provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets;

5. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments back by real estate or securities of companies engaged in the real estate business);

8.   Issue senior securities except in compliance with the 1940 Act; or

9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

     Notes: The following notes should be read in connection with the above described fundamental policies. The notes are not fundamental policies.

         With respect to investment restrictions (1) and (4), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions. The Portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.

         With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.

         For the purposes of investment restriction (3), United States federal, state or local governments, or related agencies and instrumentalities, are not considered an industry. Foreign governments are considered an industry.

         For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Investment  Restrictions  Applicable  Only to the AST  Gabelli  Small-Cap  Value
Portfolio:

          The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and program, provided that the combination of (i) and
     (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks, and other funds or other persons to the extent permitted by applicable law;

2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) lend portfolio securities and participate in an interfund lending program to the extent permitted by applicable law, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

8.   Issue senior securities except in compliance with the 1940 Act; or

9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

     Notes:   The  following  notes  should  be  read  in  connection  with  the above-described fundamental policies. The notes are not fundamental policies.

         With respect to investment restrictions (1) and (4), the Portfolio will not borrow from or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions. The Portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.

         With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.

         For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry.

         For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Investment Restrictions Applicable Only to the AST T. Rowe Price Natural Resources Portfolio:

          The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and program, provided that the combination of (i) and
     (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks, other Price Portfolios or other persons to the extent permitted by applicable law;

2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) lend portfolio securities and participate in an interfund lending program with other Price Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

8.   Issue senior securities except in compliance with the 1940 Act; or

9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

     Notes:   The  following  notes  should  be  read  in  connection  with  the above-described fundamental policies. The notes are not fundamental policies.

         With respect to investment restrictions (1) and (4), the Portfolio will not borrow from or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions. The Portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.

         With respect to investment restriction (2), the Portfolio does not consider currency contracts or hybrid investments to be commodities.

         For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Portfolio's semi-annual and annual reports.

         For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Investment Restrictions Applicable Only to the AST JanCap Growth Portfolio:

1. The Portfolio will not purchase a security if as a result, that Portfolio would own more than 10% of the outstanding voting securities of any issuer.

2. As to 75% of the value of its total assets, the Portfolio will not invest more than 5% of its total assets, at market value, in the securities of any one issuer (except cash items and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

3. The Portfolio will not purchase a security if as a result, more than 25% of its total assets, at market value, would be invested in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

4. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

5. The Portfolio will not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities and other instruments backed by physical commodities).

6. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities.

Investment  Restrictions  Applicable  Only to the AST Alliance Growth and Income
Portfolio:

1. The Portfolio will not purchase a security if as a result, that Portfolio would own more than 10% of the outstanding voting securities of any issuer.

2. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities.

3. The Portfolio will not pledge, mortgage, or hypothecate its assets -- however, this provision does not apply to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options.

4. The Portfolio will not purchase securities of any issuer unless it or its predecessor has a record of three years' continuous operation, except that the Portfolio may purchase securities of such issuers through subscription offers or other rights it receives as a security holder of companies offering such subscriptions or rights, and such purchases will then be limited in the aggregate to 5% of the Portfolio's net assets at the time of investment.

5. The Portfolio will not concentrate its investments in any one industry (the Portfolio's investment policy of keeping its assets in those securities which are selling at the most reasonable prices in relation to value normally results in diversification among many industries -- consistent with this, the Portfolio does not intend to invest more than 25% of its assets in any one industry classification used by the Sub-advisor for investment purposes, although such concentration could, under unusual economic and market conditions, amount to 30% or conceivably somewhat more).

6. The Portfolio will not borrow money except from banks and then in amounts not in excess of 33 1/3% of its total assets. The Portfolio may borrow at prevailing interest rates and invest the Portfolios in additional securities. The Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should the Portfolio, for any reason, have borrowings that do not meet the above test then, within three business days, the Portfolio must reduce such borrowings so as to meet the necessary test. Under such a circumstance, the Portfolio have to liquidate securities at a time when it is disadvantageous to do so.

7. The Portfolio will not make short sales except short sales made "against the box" to defer recognition of taxable gains or losses.

8. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

9. The Portfolio will not invest directly in oil, gas, or other mineral exploration or development programs; however, the Portfolio may purchase securities of issuers whose principal business activities fall within such areas.

10. The Portfolio will not purchase a security if as a result, more than 5% of the value of that Portfolio's assets, at market value, would be invested in the securities of issuers which, with their predecessors, have been in business less than three years.

Investment  Restrictions  Applicable  Only  to the  AST  INVESCO  Equity  Income
Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

1.   Issue preference shares or create any funded debt;

2.   Sell short;

3. Borrow money except from banks in excess of 5% of the value of its total net assets, and when borrowing, it is a temporary measure for emergency purposes;

4. Buy or sell real estate, commodities, commodity contracts (however, the Portfolio may purchase securities of companies investing in real estate);

5. Purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees or the Investment Manager or the Sub-advisor, acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to that rule, and therefore that such securities are not subject to the foregoing limitation;

6. Purchase securities if the purchase would cause the Portfolio, at the time, to have more than 5% of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the U.S. Government);

7. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities; or

8. Invest more than 25% of the value of the Portfolio's assets in one particular industry.

Investment Restrictions Applicable Only to the AST American Century Strategic Balanced Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities.

2. With respect to 75% of the value of its total assets, purchase the security of any one issuer if such purchase would cause more than 5% of the Portfolio's assets at market to be invested in the securities of such issuer, except United States government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the Portfolio;

3. Invest more than 25% of the assets of the Portfolio, exclusive of cash and U.S. government securities, in securities of any one industry;

4.   Issue any senior security except in compliance with the 1940 Act;

5. Underwrite any securities except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

6. Purchase or sell real estate. (In the opinion of the Sub-advisor, this restriction will not preclude the Portfolio from investing in securities of corporations that deal in real estate.);

7. The Portfolio may not purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissable options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies or (ii) investing in securities of any kind; or

8. Borrow any money, except in an amount not in excess of 33 1/3% of the total assets of the Portfolio, and then only for emergency and extraordinary purposes; this does not prohibit the escrow and collateral arrangements in connection with investment in interest rate futures contracts and related options by the Portfolio.

Investment Restrictions Only Applicable to the AST T. Rowe Price Asset Allocation Portfolio:

         The following fundamental policies should be read in connection with the notes set forth below. The notes are not fundamental policies. As a matter of fundamental policy, the Portfolio may not:

1. Borrow money except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may or may be deemed to involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks, other Price Portfolios or other persons to the extent permitted by applicable law;

2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4. Make loans, although the Portfolio may (i) purchase money market securities and enter into repurchase agreements; (ii) acquire publicly- distributed or privately placed debt securities and purchase debt; (iii) lend portfolio securities; and (iv) participate in an interfund lending program with other Price Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets;

5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities;

6. Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

8.   Issue senior securities except in compliance with the 1940 Act; or

9. Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

     Notes: The following notes should be read in connection with the above described fundamental policies. The notes are not fundamental policies. ---

         With respect to investment restrictions (1) and (4), the Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions. The Portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Portfolio or promulgate any rules allowing the transactions.

         With respect to investment restriction (2), the Portfolio does not consider currency contracts on hybrid investments to be commodities.

         For the purposes of investment restriction (3), United States federal, state or local governments, or related agencies and instrumentalities, are not considered an industry. Foreign governments are considered an industry.

         For purposes of investment restriction (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Investment  Restrictions  Applicable  Only to the AST T. Rowe Price  Global Bond
Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

1. Borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements provided that the Portfolio maintains asset coverage of 300% for all borrowings;

2. Purchase or sell real estate (except that the Portfolio may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities) or purchase or sell physical commodities or contracts relating to physical commodities;

3. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio;

4.   Make loans to other persons, except (a) loans of portfolio securities,  and
     (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans;

5.   Issue senior securities except in compliance with the 1940 Act; or

6. Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents).

Investment  Restrictions  Applicable  Only  to  the  AST  Federated  High  Yield
Portfolio:

1.   The  Portfolio  will not purchase any  securities  on margin but may obtain
     such  short-term   credits  as  may  be  necessary  for  the  clearance  of
     transactions.

2. The Portfolio will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and only in amounts not in excess of 5% of the value of its net assets, taken at the lower of cost or market. In addition, to meet redemption requests without immediately selling portfolio securities, the Portfolio may borrow up to one-third of the value of its total assets (including the amount borrowed) less its liabilities (not including borrowings, but including the current fair market value of any securities carried in open short positions). This practice is not for investment leverage but solely to facilitate management of the portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. If, due to market fluctuations or other reasons, the value of the Portfolio's assets falls below 300% of its borrowings, it will reduce its borrowings within three business days. No more than 10% of the value of the Portfolio's total assets at the time of providing such security may be used to secure borrowings.

3. The Portfolio will not invest more than 5% of its total assets in the securities of any one issuer (except cash and cash instruments, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements).

4. The Portfolio will not invest more than 5% of the value of its total assets in securities of companies, including their predecessors, that have been in operation for less than three years.

5. The Portfolio will not invest more than 5% of the value of its total assets in foreign securities which are not publicly traded in the United States.

6. The Portfolio will not purchase or sell real estate, although it may invest in marketable securities secured by real estate or interests in real estate, and it may invest in the marketable securities of companies investing or dealing in real estate.

7. The Portfolio will not purchase or sell commodities or commodity contracts or oil, gas, or other mineral exploration or development programs. However, it may invest in the marketable securities of companies investing in or sponsoring such programs.

8. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities.

9. The Portfolio will not write, purchase, or sell puts, calls, or any combination thereof.

10. The Portfolio will not make short sales of securities or maintain short positions, unless: during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of the Portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

11. The Portfolio will not purchase securities of a company for the purpose of exercising control or management. However, the Portfolio may invest in up to 10% of the voting securities of any one issuer and may exercise its voting powers consistent with the best interests of the Portfolio. From time to time, the Portfolio, together with other investment companies advised by subsidiaries or affiliates of Federated Investors, may together buy and hold substantial amounts of a company's voting stock. All such stock may be voted together. In some such cases, the Portfolio and the other investment companies might collectively be considered to be in control of the company in which they have invested. In some cases, Directors, agents, employees, officers, or others affiliated with or acting for the Portfolio, its Sub-advisor, or affiliated companies might possibly become directors of companies in which the Portfolio holds stock.

12. The Portfolio will not invest more than 25% of the value of its total assets in one industry. However, for temporary defensive purposes, the Portfolio may at times invest more than that percentage in: cash and cash items; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; or instruments secured by these money market instruments, such as repurchase agreements.

Investment  Restrictions  Applicable  Only to the AST PIMCO  Total  Return  Bond
Portfolio:

1. The Portfolio will not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of investment) would be invested in securities of issuers of a particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

2. The Portfolio will not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

3. The Portfolio will not, with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of investment) of the outstanding voting securities of any one issuer;

4. The Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

5. The Portfolio will not purchase or sell commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions stated in the Trust's Prospectus and elsewhere in this Statement, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities laws or commodities laws;

6. The Portfolio will not borrow money, issue senior securities, pledge, mortgage, hypothecate its assets, except that the Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is an asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures and other derivative instruments as described in the Trust's Prospectus and this Statement (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for future contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio's assets);

7. The Portfolio will not lend funds or other assets, except that the Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of a loan, (b) enter into repurchase agreements, and (c) lend its Portfolio securities in an amount not to exceed one-third the value of its total assets, provided such loans are and in accordance with applicable guidelines established by the SEC and the Trust's Board of Trustees; or

8. The Portfolio will not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Trust's Prospectus and this Statement for transactions in options, futures, and options on futures transactions arising under swap agreements or other derivative instruments.

Investment  Restrictions  Applicable Only to the AST PIMCO Limited Maturity Bond
Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

1. Invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

2. With respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

3. With respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer;

4. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

5. Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Portfolio, subject to restrictions described in the Prospectus and elsewhere in this Statement, from purchasing, selling or entering into futures contracts, options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;

6. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures and other derivative instruments as described in the Prospectus and in this Statement (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio assets);

7. Lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures or other debt securities, banker' acceptance and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and
     (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Trust's Board of Trustees; or

8. Maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectus and in this Statement.

Investment Restrictions Applicable Only to the AST Money Market Portfolio:

1. The Portfolio will not purchase a security if as a result, the Portfolio would own more than 10% of the outstanding voting securities of any issuer.

2. As to 75% of the value of its total assets, the Portfolio will not invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

3. The Portfolio will not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Portfolio's total assets would be in investments which are illiquid.

4. The Portfolio will not purchase a security if as a result, more than 25% of its total assets, at market value, would be invested in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, negotiable certificates of deposit, time deposits, and bankers' acceptances of United States branches of United States banks).

5. The Portfolio will not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of the Portfolio's total assets, less liabilities other than obligations created by reverse repurchase agreements.

6. The Portfolio will not borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 10% of the value of the Portfolio's total assets, taken at cost, at the time of such borrowing. The Portfolio may not mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 10% of the value of the Portfolio's net assets at the time of such borrowing. The Portfolio will not purchase securities while borrowings exceed 5% of the Portfolio's total assets. This borrowing provision is included to facilitate the orderly sale of securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and shall not apply to reverse repurchase agreements.

7. The Portfolio will not make loans, except through purchasing or holding debt obligations, or entering into repurchase agreements, or loans of Portfolio securities in accordance with the Portfolio's investment objectives and policies.

8. The Portfolio will not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date.

9. The Portfolio will not purchase or sell puts, calls, straddles, spreads, or any combination thereof; real estate; commodities; or commodity contracts or interests in oil, gas or mineral exploration or development programs. However, the Portfolio may purchase bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts.


Investment Restrictions Applicable Only to the AST Scudder Japan Portfolio, AST AIM International Equity Portfolio, the AST MFS Global Equity Portfolio, the AST Janus Small-Cap Growth Portfolio, the AST Kemper Small-Cap Growth Portfolio, the AST Federated Aggressive Growth Portfolio, the AST Lord Abbett Small Cap Value Portfolio, the AST Janus Mid-Cap Growth Portfolio, the AST Alger Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, the AST Alger All-Cap Growth Portfolio, the AST Gabelli All-Cap Value Portfolio, the AST Kinetics Internet Portfolio, the AST Alliance Growth Portfolio, the AST MFS Growth Portfolio, the AST Alger Growth Portfolio, the AST Marsico Capital Growth Portfolio, the AST Janus Strategic Value Portfolio, the AST Cohen & Steers Realty Portfolio, the AST Sanford Bernstein Managed Index 500 Portfolio, the AST American Century Income & Growth Portfolio, the AST MFS Growth with Income Portfolio, the AST AIM Balanced Portfolio and the AST Lord Abbett Bond-Debenture Portfolio.


1. No Portfolio may issue senior securities, except as permitted under the 1940 Act.

2. No Portfolio may borrow money, except that a Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, a Portfolio may borrow from banks or other persons to the extent permitted by applicable law.

3. No Portfolio may underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

4. No Portfolio may purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5. No Portfolio may purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.

6. No Portfolio may make loans, except that a Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1/3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, and (iii) acquire publicly distributed or privately placed debt securities.


7. No Portfolio other than the AST Kinetics Internet Portfolio and the AST Cohen & Steers Realty Portfolio may purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto). The AST Kinetics Internet Portfolio will invest at least 25% of its total assets in securities of companies engaged in the Internet and Internet-related activities. The AST Cohen & Steers Realty Portfolio will invest at least 25% of its total assets in securities of companies engaged in the real estate business.

8. No Portfolio other than the AST Janus Mid-Cap Growth Portfolio, the AST Kinetics Internet Portfolio, the AST Janus Strategic Value Portfolio and the AST Cohen & Steers Realty Portfolio may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio. The AST Janus Mid-Cap Growth Portfolio, the AST Kinetics Internet Portfolio, the AST Janus Strategic Value Portfolio and the AST Cohen & Steers Realty Portfolio may not, with respect to 50% of a Portfolio's total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities), if immediately after and as a result of such investment more than 5% of the total assets of the Portfolio would be invested in such issuer.


         If a restriction on a Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

         With respect to investment restrictions (2) and (6), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions. There is no assurance the SEC would grant any order requested by a Portfolio or promulgate any rules allowing the transactions.

         With respect to investment  restriction  (6), the restriction on making
loans  is  not   considered   to  limit  a  Portfolio's   investments   in  loan
participations and assignments.

         With respect to investment restriction (7), the AST AIM International Equity Portfolio and the AST AIM Balanced Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolios' assets invested in the securities of issuers in a particular industry.

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         Some of the investment instruments, techniques and methods which may be used by one or more of the Portfolios and the risks attendant thereto are described below. Other risk factors and investment methods may be described in the "Investment Objectives and Policies" and "Certain Risk Factors and Investment Methods" section in the Trust's Prospectus and in the "Investment Objectives and Policies" section of this Statement. The risks and investment methods described below apply only to those Portfolios which may invest in such instruments or use such techniques.

Debt Obligations:

         Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including, the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Portfolio to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Portfolio invests to meet their obligations for the payment of interest and principal when due.

Special Risks Associated with Low-Rated and Comparable Unrated Securities:

         Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with such investments are discussed below. See the Appendix of this Statement for a discussion of securities ratings.

         Effect of Interest Rates and Economic Changes. The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

         All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, a Portfolio might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities and thus in a Portfolio's net asset value.

         As previously stated, the value of such a security will decrease in a rising interest rate market and accordingly, so will a Portfolio's net asset value. If a Portfolio experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of high-yield securities (discussed below) a Portfolio may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce a Portfolio's asset base over which expenses could be allocated and could result in a reduced rate of return for a Portfolio.

         Payment Expectations. Low-rated and comparable unrated securities typically contain redemption, call, or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Portfolio may have to replace the securities with a lower-yielding security, which would result in a lower return for a Portfolio.

         Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

         Credit Ratings. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.
Investments in low-rated and comparable unrated securities will be more dependent on the Sub-advisor's credit analysis than would be the case with investments in investment-grade debt securities. The Sub-advisor may employ its own credit research and analysis, which could include a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings. The Sub-advisor continually monitors the investments in a Portfolio and evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

         Liquidity and Valuation. A Portfolio may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. A Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Portfolio's asset value and a Portfolio's ability to dispose of particular securities, when necessary to meet a Portfolio's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio. Market quotations are generally available on many low-rated and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.

Put and Call Options:

         Writing (Selling) Call Options. A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price), at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold.

          When writing a call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security or currency.

          Writing (Selling) Put Options. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

         Premium Received from Writing Call or Put Options. A Portfolio will receive a premium from writing a put or call option, which increases such Portfolio's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

         Closing Transactions. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. A Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Portfolio.

          Furthermore, effecting a closing transaction will permit the Portfolio to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Portfolio desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Portfolio will be able to effect such closing transactions at a favorable price. If the Portfolio cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Portfolio writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Portfolio will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

          Purchasing Call Options. Call options may be purchased by a Portfolio for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Portfolio to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to a Portfolio in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Portfolio is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

          Purchasing Put Options. A Portfolio may purchase a put option on an underlying security or currency (a "protective put") owned by the Portfolio as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Portfolio, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where a Sub-advisor deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

          By purchasing put options on a security or currency it does not own, the Portfolio seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Portfolio will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

          Dealer Options. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. While the Portfolio will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Portfolio, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Portfolio may be unable to liquidate a dealer option. With respect to options written by the Portfolio, the inability to enter into a closing transaction may result in material losses to the Portfolio. For example, since the Portfolio must maintain a secured position with respect to any call option on a security it writes, the Portfolio may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Portfolio's ability to sell portfolio securities at a time when such sale might be advantageous.

          The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Portfolio may treat the cover used for written OTC options as liquid if the dealer agrees that the Portfolio may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. To this extent, the Portfolio will treat dealer options as subject to the Portfolio's limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Portfolio will change its treatment of such instruments accordingly.

         Certain Risk Factors in Writing Call Options and in Purchasing Call and Put Options: During the option period, a Portfolio, as writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that the Portfolio may lose the premium it paid plus transaction costs. If the Portfolio does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

         An option position may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Portfolio can close out its position by effecting a closing transaction. If the Portfolio is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, the Portfolio may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders. In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

         Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

Options on Stock Indices:

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         Risk Factors in Options on Indices. Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether the Portfolio will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful use of positions will depend upon a Sub-advisor's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

         Index prices may be distorted if trading of securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index. If this occurred, a Portfolio would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

         Price movements in Portfolio securities will not correlate perfectly with movements in the level of the index and therefore, a Portfolio bears the risk that the price of the securities may not increase as much as the level of the index. In this event, the Portfolio would bear a loss on the call which would not be completely offset by movements in the prices of the securities. It is also possible that the index may rise when the value of the Portfolio's securities does not. If this occurred, a Portfolio would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

         Unless a Portfolio has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Portfolio will be required to liquidate securities in order to satisfy the exercise.

         When a Portfolio has written a call on an index, there is also the risk that the market may decline between the time the Portfolio has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Portfolio is able to sell securities. As with options on securities, the Sub-advisor will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where the Portfolio would be able to deliver the underlying security in settlement, the Portfolio may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

         If a Portfolio exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Trading in Futures:

          A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

          Unlike when the Portfolio purchases or sells a security, no price would be paid or received by the Portfolio upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Portfolio's open positions in futures contracts, the Portfolio would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

          If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio.

          These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." A Portfolio may or may not earn interest income on its margin deposits. Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Portfolio will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the futures contract.

          For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying security. If not in the underlying security, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

         Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

         Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would immediately pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

         Commissions  on  financial   futures   contracts  and  related  options
transactions may be higher than those which would apply to purchases and sales of securities directly.

         A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that Futures contracts trading in additional financial instruments will be authorized. The standard contract size is generally $100,000 for Futures contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated Futures contracts. A public market exists in Futures contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

         Regulatory Matters. The Staff of SEC has taken the position that the purchase and sale of futures contracts and the writing of related options may give rise to "senior securities" for the purposes of the restrictions contained in Section 18 of the 1940 Act on investment companies' issuing senior securities. However, the Staff has taken the position that no senior security will be created if a Portfolio maintains in a segregated account an amount of cash or other liquid assets at least equal to the amount of the Portfolio's obligation under the futures contract or option. Similarly, no senior security will be created if a Portfolio "covers" its futures and options positions by owning corresponding positions or securities underlying the positions that enable the Portfolio to close out its futures and options positions without paying additional cash consideration. Each Portfolio will conduct its purchases and sales of any futures contracts and writing of related options transactions in accordance with these requirements.

     Certain Risks Relating to Futures Contracts and Related Options. There are special risks involved in futures transactions.

                   Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

          Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Portfolio has sufficient assets to satisfy its obligations under a futures contract, the Portfolio earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

                   Liquidity. The Portfolio may elect to close some or all of its futures positions at any time prior to their expiration. The Portfolio would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Portfolio may close its positions by taking opposite positions which would operate to terminate the Portfolio's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain.

          Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Portfolio intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Portfolio would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

                   Hedging Risk. A decision of whether,  when,  and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. Sub-advisor will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio's underlying instruments sought to be hedged.

          Successful use of futures contracts by the Portfolio for hedging purposes is also subject to a Sub-advisor's ability to correctly predict movements in the direction of the market. It is possible that, when the Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Portfolio's portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, Sub-advisor may believe that over time the value of the Portfolio's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if the Portfolio were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Portfolio would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Portfolio might have to sell underlying instruments at a time when it would be disadvantageous to do so.

          In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by Sub-advisor might not result in a successful hedging transaction over a very short time period.

         Certain Risks of Options on Futures Contracts. The Portfolio may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

Foreign Futures and Options:

         Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time your order is placed and the time it is liquidated, offset or exercised.

          Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

          Depending on the applicable investment policies and restrictions applicable to a Portfolio, a Portfolio may generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

          Second, when a Sub-advisor believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

          As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolio may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

          If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         Foreign Currency Contracts. A currency futures contract sale creates an obligation by a Portfolio, as seller, to deliver the amount of currency called for in the contract at a specified future time for a special price. A currency futures contract purchase creates an obligation by a Portfolio, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Unlike forward foreign currency exchange contracts, currency futures contracts and options on currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

Interest Rate Swaps and Interest Rate Caps and Floors:

         Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

Hybrid Instruments:

         Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. The risks of investing in hybrid instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures and forward contracts in this Statement for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market or in a private transaction between the Portfolio and the seller of the hybrid instrument, the creditworthiness of the contra party to the transaction would be a risk factor which the Portfolio would have to consider. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Zero-Coupon Securities:

         Zero-coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero-coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero-coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero-coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero-coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRSTM) and Certificate of Accrual on Treasuries (CATSTM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Portfolio, most likely will be deemed the beneficial holder of the underlying U.S. Government securities.

         The U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities that the Treasury sells itself.

When-Issued Securities:

         The price of when-issued securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within 90 days of the purchase. During the period between purchase and settlement, no payment is made by a Portfolio to the issuer and no interest accrues to the Portfolio. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Portfolio's other assets. While when-issued securities may be sold prior to the settlement date, the Portfolios generally will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

Mortgage-Backed Securities:

         When a Portfolio owns a mortgage-backed security, principal and interest payments made on the mortgages in an underlying mortgage pool are passed through to the Portfolio. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Portfolio. This principal is returned to the Portfolio at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage securities were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Asset-Backed Securities:

         Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

         Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support."

         Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

         Methods of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support." Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

         Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Portfolio may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Portfolio.

         Types of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve portfolios" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "over collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

         Automobile Receivable Securities. Asset-backed securities may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

         Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

         Credit Card Receivable Securities. Asset-backed securities may be backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

         Credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

Warrants:

         Investments in warrants is speculative in that warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Certain Risks of Foreign Investing:

          Currency Fluctuations. Investment in securities denominated in foreign currencies involves certain risks. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio's assets denominated in that currency. Such changes will also affect a Portfolio's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of a Portfolio's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens), the value of a Portfolio's securities denominated in that currency would be expected to decline.

          Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may at times limit or preclude investment in certain of such countries and may increase the cost and expenses of a Portfolio. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which a Portfolio invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents.

          Market Characteristics. Foreign securities may be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio's securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.

          Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States.

          Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

          Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

          Taxes. The dividends and interest payable on certain of a Portfolio's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio.

          Costs. Investors should understand that the expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio are higher.

          Other.   With  respect  to  certain  foreign   countries,   especially
developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

          Eastern Europe. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Portfolio's assets invested in such countries and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.

          Latin America. The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers and result in significant disruption in securities markets. Persistent levels of inflation or in some cases, hyperinflation, have led to high interest rates, extreme measures by governments to keep inflation in check and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. In addition, a number of Latin American countries are also among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economics.

          Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Portfolio to engage in foreign currency transactions designed to protect the value of the Portfolio's interests in securities denominated in such currencies.

Illiquid and Restricted Securities:

         Subject to limitations discussed in the Trust's Prospectus under "Certain Risk Factors and Investment Methods," the Portfolios generally may invest in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

         Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. A Portfolio might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. A Portfolio might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

         Under guidelines adopted by the Trust's Board of Trustees, a Portfolio's Sub-Advisor may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Sub-Advisor will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Sub-advisor will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Sub-advisor determines that it is of equivalent quality.

         Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Sub-advisor to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of a Portfolio's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Repurchase Agreements:

         As stated in the Prospectus under "Certain Risk Factors and Investment Methods," certain of the Portfolios may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Portfolio) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Sub-advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Portfolio on repurchase. In either case, the income to the Portfolio generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

         Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by a Portfolio to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Portfolio is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Securities Lending:

         The  Trust  has  made  arrangements  for  certain  Portfolios  to  lend securities. While a Portfolio may earn additional income from lending securities, such activity is incidental to the investment objective of the Portfolio. In addition to the compensation payable by borrowers under securities loans, a Portfolio would also earn income from the investment of cash collateral for such loans. Any cash collateral received by a Portfolio in connection with such loans normally will be invested in high-quality money market securities. However, any losses resulting from the investment of cash collateral would be borne by the lending Portfolio. There is no assurance that collateral for loaned securities will be sufficient to provide for recovery of interest, dividends, or other distributions paid in respect of loaned securities and not received by a Portfolio or to pay all expenses incurred by a Portfolio in arranging the loans or in exercising rights in the collateral in the event that loaned securities are not returned.

PORTFOLIO TURNOVER: High turnover involves correspondingly greater brokerage commissions and other transaction costs. Portfolio turnover information can be found in the Trust's Prospectus under "Financial Highlights" and "Portfolio Turnover."

         Over the past two fiscal years the following Portfolios experienced significant variation in their portfolio turnover rates. The turnover rates for the AST Founders Passport Portfolio for the years ended December 31, 1998 and 1999 were 46% and 309% respectively. The Portfolio's turnover rate increased in 1999 as the result of a change in its portfolio manager. The new portfolio manager is expected to engage in more frequent trading for the Portfolio than the prior portfolio manager.

         The policy of the AST Money Market Portfolio of investing only in securities maturing 397 days or less from the date of acquisition or purchased pursuant to repurchase agreements that provide for repurchase by the seller within 397 days from the date of acquisition will result in a high portfolio turnover rate.

ORGANIZATION AND MANAGEMENT OF THE TRUST: The Trust is a managed, open-end investment company organized as a Massachusetts business trust, whose separate Portfolios are diversified, unless otherwise indicated. As of the date of this Prospectus, thirty-one Portfolios are available. The Trust may offer additional Portfolios with a range of investment objectives that Participating Insurance Companies may consider suitable for variable annuities and variable life insurance policies or that may be considered suitable for Qualified Plans. The Trust's current approach to achieving this goal is to seek to have multiple organizations unaffiliated with each other be responsible for conducting the investment programs for the Portfolios. Each such organization would be responsible for the Portfolio or Portfolios to which such organization's expertise is best suited.

         Formerly, the Trust was known as the Henderson International Growth Fund, which consisted of only one Portfolio. The Investment Manager was Henderson International, Inc. Shareholders of what was, at the time, the Henderson International Growth Fund, approved certain changes in a meeting held April 17, 1992. These changes included engagement of a new Investment Manager, engagement of a Sub-advisor and election of new Trustees. Subsequent to that meeting, the new Trustees adopted a number of resolutions, including, but not limited to, resolutions renaming the Trust. Since that time the Trustees have adopted a number of resolutions, including, but not limited to, making new Portfolios available and adopting forms of Investment Management Agreements and Sub-advisory Agreements between the Investment Manager and the Trust and the Investment Manager and each Sub-advisor, respectively.

         American Skandia Life Assurance Corporation, a Participating Insurance Company, is also a wholly-owned subsidiary of American Skandia, Incorporated. Certain officers of the Trust are officers and/or directors of one or more of the following companies: ASISI, American Skandia Life Assurance Corporation, American Skandia Marketing, Incorporated (the principal underwriter for various annuities deemed to be securities for American Skandia Life Assurance Corporation) and American Skandia, Incorporated.

         ASISI, a Connecticut corporation organized in 1991, is registered as an investment adviser with the SEC. Prior to April 7, 1995, ASISI was known as American Skandia Life Investment Management, Inc.

         The overall management of the business and affairs of the Trust is vested with the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust's agreements with the Investment Manager, Administrator, Custodian and Transfer and Shareholder Servicing Agent and the agreements between the Investment Manager and each Sub-advisor. The day-to-day operations of the Trust are delegated to the Trust's officers subject always to the investment objectives and policies of the Trust and to the general supervision of the Board of Trustees.

         The Trustees and officers of the Trust and their principal occupations are listed below. Unless otherwise indicated, the address of each Trustee and executive officer is One Corporate Drive, Shelton, Connecticut 06484:

Name, Office and Age(1)                                                  Principal Occupation(2)
--------------------                                                     --------------------

John Birch                                                               Chief Operating Officer:
     Vice President (50)                                                 American Skandia Investment Services, Incorporated
                                                                         December 1997 to present

                                                                         Executive Vice President and
                                                                         Chief Operating Officer
                                                                         International Fund Administration
                                                                         Bermuda
                                                                         August 1996 to October 1997

                                                                         Senior Vice President and
                                                                         Chief Administrative Officer
                                                                         Gabelli Funds, Inc.
                                                                         Rye, New York
                                                                         March 1995 to August 1996

Gordon C. Boronow                                                        President and Chief Operating Officer:
    Vice President (47)                                                  American Skandia Life Assurance Corporation
                                                                         June 1989 to present

Jan R. Carendi*                                                          Deputy Chief Executive Officer:
    President, Principal Executive Officer                               Skandia Insurance Company Ltd.
    and Trustee (55)                                                     September 1986 to present


David E. A. Carson                                                       Director
    Trustee (66)                                                         People's Bank
                                                                         850 Main Street
                                                                         Bridgeport, Connecticut 06604
                                                                         January 2000 to present

                                                                         Chairman
                                                                         People's Bank
                                                                         January 1999 to December 1999

                                                                         Chairman and Chief Executive Officer:
                                                                         People's Bank
                                                                         January 1998 to December 1998

                                                                         President, Chairman and Chief Executive Officer:
                                                                         People's Bank
                                                                         1983 to December 1997

Richard G. Davy, Jr.                                                     Vice President
    Treasurer (52)                                                       (June 1997 to present)
                                                                         Controller (September 1994 to June 1997)
                                                                         American Skandia Investment
                                                                         Services, Incorporated

Eric. C. Freed                                                           Securities Counsel and Senior Counsel, Securities
    Secretary (37)                                                       American Skandia, Incorporated
                                                                         December 1996 to present;

                                                                         Attorney, Senior Attorney and Special Counsel,
                                                                         U.S. Securities and Exchange Commission
                                                                         March 1991 to November 1996

Julian A. Lerner                                                         Semi-retired since 1995; Senior Vice President
    Trustee (75)                                                         and Portfolio Manager of AIM Charter Fund
                                                                         and AIM Summit Fund from 1986 to 1995:
                                                                         12850 Spurling Road -- Suite 208
                                                                         Dallas, Texas 75230

Thomas M. Mazzaferro                                                     Executive Vice President and
    Trustee (47)*                                                        Chief Financial Officer
                                                                         American Skandia Life Assurance Corporation
                                                                         April 1988 to present


Thomas M. O'Brien                                                        President and Chief Executive Officer
    Trustee (49)                                                         Atlantic Bank of New York
                                                                         Two World Trade Center
                                                                         New York, NY 10048
                                                                         May 2000 to present

                                                                         Vice Chairman
                                                                         North Fork Bank
                                                                         275 Broad Hollow Road
                                                                         Melville, NY 11747;
                                                                         January 1997 to April 2000


                                                                         President and Chief Executive Officer:
                                                                         North Side Savings Bank
                                                                         170 Tulip Avenue
                                                                         Floral Park, New York  11001
                                                                         December 1984 to December 1996

F. Don Schwartz                                                          Management Consultant:
    Trustee (65)                                                         6 Sugan Close Drive
                                                                         New Hope, PA 18938
                                                                         April 1985 to present

* Indicates a Trustee of the Trust who is an "interested person" within the meaning set forth in the 1940 Act.

(1) All of the officers and Trustees of the Trust listed above serve in similar capacities for American Skandia Advisor Funds, Inc., and/or American Skandia Master Trust, which are also investment companies managed by the Investment Manager.


(2) Unless otherwise indicated, each officer and Trustee listed above has held his/her principal occupation for at least the last five years. In addition to the principal occupations noted above, the following officers and Trustees of the Trust hold various positions with American Skandia Investment Services, Incorporated ("ASISI"), the Trust's Investment Manager, and its affiliates, including American Skandia Life Assurance Corporation ("ASLAC"), American Skandia Fund Services, Inc. ("ASFS") American Skandia Marketing, Incorporated ("ASM"), American Skandia Information Services and Technology Corporation ("ASIST") or American Skandia, Incorporated ("ASI"): Mr. Boronow also serves as Deputy Chief Executive Officer and a Director of ASI, ASLAC, ASISI, ASM and ASIST; Mr. Birch also serves as Senior Vice President of ASI and ASFS and as a Director of ASISI and ASFS. Mr. Davy also serves as a Director of ASISI. Mr. Mazzaferro also serves as Executive Vice President and as a Director of ASI, ASLAC, ASM, ASIST and ASFS, and as President and a Director of ASISI.


         The Trustees and officers of the Trust who are affiliates of the Investment Manager do not receive compensation directly from the Trust for serving in such capacities. However, those officers and Trustees of the Trust who are affiliated with the Investment Manager may receive remuneration indirectly, as the Investment Manager will receive fees from the Trust for the services it provides. Each of the other Trustees receives annual and per meeting fees paid by the Trust plus expenses for each meeting of the Board and of shareholders which he attends. Compensation received during the year ended December 31, 1999 by the Trustees who are not affiliates of the Investment Manager was as follows:

                                                  Aggregate Compensation from          Total Compensation from Registrant and
Name of Trustee                             ----------------------------------------      Fund Complex Paid to Trustee(1)
                                                           Registrant

-------------------------------------------                                           -----------------------------------------
David E. A. Carson                                           $49,000                                   $84,600
Julian A. Lerner                                              49,000                                    87,900
Thomas M. O'Brien                                             49,000(2)                                 87,900(2)
F. Don Schwartz                                               49,000                                    87,900

(1) As of the date of this Statement, the "Fund Complex" consisted of the Trust, American Skandia Advisor Funds, Inc. ("ASAF"), and American Skandia Master Trust ("ASMT").

(2) Mr. O'Brien deferred a portion of this compensation from the Trust valued as of December 31, 1999 at $15,188 and from the Fund Complex valued as of December 31, 1999 at $27,867.

         The Trust does not offer pension or retirement benefits to its Trustees.

         Under the terms of the Massachusetts General Corporation Law, the Trust may indemnify any person who was or is a Trustee, officer or employee of the Trust to the maximum extent permitted by the Massachusetts General Corporation Law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Board of Trustees, by a majority vote of a quorum which consists of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act (the "1940 Act"), nor parties to the proceeding, or (ii) if the required quorum is not obtainable or if a quorum of such Trustees so directs by independent legal counsel in a written opinion. No indemnification will be provided by the Trust to any Trustee or officer of the Trust for any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Codes of Ethics. The Trust and its Investment Manager and Distributor have adopted codes of ethics under rule 17j-1 of the 1940 Act. While these codes contain provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct, they do not prohibit investments in securities, including securities that may be purchased or held by the Trust's Portfolios, by such personnel.

INVESTMENT ADVISORY AND OTHER SERVICES:

         Investment Advisory Services: The Trust has entered into investment management agreements with the Investment Manager (the "Management Agreements"). The Investment Manager furnishes each Portfolio with investment advice and certain administrative services with respect to the applicable Portfolio's assets subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager has engaged the Sub-advisors noted on the cover of this Statement to conduct the various investment programs of each Portfolio pursuant to separate sub-advisory agreements with the Investment Manager.

         Under the terms of the Management Agreements, the Investment Manager furnishes, at its expense, such personnel as is required by each Portfolio for the proper conduct of its affairs and engages the Sub-advisors to conduct the investment programs pursuant to the Investment Manager's obligations under the Management Agreements. The Investment Manager, not the Trust, is responsible for the expenses of conducting the investment programs. The Sub-advisor is responsible for the expenses of conducting the investment programs in relation to the applicable Portfolio pursuant to agreements between the Investment Manager and each Sub-advisor. Each Portfolio pays all of its other expenses, including but not limited to, brokerage commissions, legal, auditing, taxes or governmental fees, the cost of preparing share certificates, custodian, depository, transfer and shareholder servicing agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, insurance premiums on property or personnel (including officers and Trustees if available) of the Trust which inure to its benefit, expenses relating to Trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders. Expenses incurred by the Trust not directly attributable to any specific Portfolio or Portfolios are allocated on the basis of the net assets of the respective Portfolios.

         Under the terms of the Management Agreements, the Investment Manager is permitted to render services to others. The Management Agreements provide that neither the Investment Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the applicable Portfolios, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Management Agreements.

The Investment Management fees payable by each Portfolio to the Investment Manager are as follows. Investment Management fees are payable monthly and are accrued daily for purposes of determining the net asset values of the Portfolios.

     AST Founders Passport Portfolio: An annual rate of 1.0% of the average daily net assets of the Portfolio.


     AST Scudder Japan Portfolio: An annual rate of 1.0% of the average daily net assets of the Portfolio.


     AST AIM International Equity Portfolio: An annual rate of 1.0% of the average daily net assets of the Portfolio not in excess of $75 million; plus
 .85% of the Portfolio's average daily net assets over $75 million.

     AST Janus Overseas Growth Portfolio: An annual rate of 1.0% of the average daily net assets of the Portfolio.

     AST American Century International Growth Portfolio: An annual rate of 1.0% of the average daily net assets of the Portfolio.

     AST American Century International Growth Portfolio II: An annual rate of 1.0% of the average daily net assets of the Portfolio.

     AST MFS Global Equity Portfolio: An annual rate of 1.0% of the average daily net assets of the Portfolio.

     AST Janus Small-Cap Growth Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.

     AST Kemper Small-Cap Growth Portfolio: An annual rate of .95% of the portion of the average daily net assets of the Portfolio not in excess of $1 billion; plus .90% of the portion of the net assets over $1 billion.


     AST Federated Aggressive Growth Portfolio: An annual rate of .95% of the average daily net assets of the Portfolio.


     AST Lord Abbett Small Cap Value Portfolio: An annual rate of .95% of the average daily net assets of the Portfolio.

     AST Gabelli Small-Cap Value Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.


     AST Janus Mid-Cap Growth Portfolio: An annual rate of 1.0% of the average daily net assets of the Portfolio.


     AST Alger Mid-Cap Growth Portfolio: An annual rate of .80% of the average daily net assets of the Portfolio.

     AST Neuberger Berman Mid-Cap Growth Portfolio: An annual rate of .90% of the portion of the average daily net assets of the Portfolio not in excess of $1 billion; plus .85% of the portion of the net assets over $1 billion. Prior to May 1, 1998, the Investment Manager had engaged Berger Associates, Inc. as Sub-advisor for the Portfolio (formerly, the Berger Capital Growth Portfolio), for a total Investment Management fee of .75% of the average daily net assets of the Portfolio.

     AST Neuberger Berman Mid-Cap Value Portfolio: An annual rate of .90% of the portion of the average daily net assets of the Portfolio not in excess of $1 billion; plus .85% of the portion of the net assets over $1 billion. Prior to May 1, 1998, the Investment Manager had engaged Federated Investment Counseling as Sub-advisor for the Portfolio (formerly, the Federated Utility Income Portfolio), for a total Investment Management fee equal to .75% of the first $50 million of the average daily net assets of the Portfolio; plus .60% of the Portfolio's average daily net assets in excess of $50 million.

     AST Alger All-Cap Growth Portfolio: An annual rate of .95% of the average daily net assets of the Portfolio.


     AST Gabelli All-Cap Value Fund: An annual rate of .95% of the average daily net assets of the Portfolio.

     AST Kinetics Internet Portfolio: An annual rate of 1.0% of the average daily net assets of the Portfolio.


     AST T. Rowe Price Natural Resources Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.


     AST Alliance Growth Portfolio: An annual rate of .90% of the portion of the average daily net assets of the Portfolio not in excess of $1 billion; plus .85% of the portion of the net assets over $1 billion. Prior to January 1, 1999, the Investment Manager had engaged Robertson, Stephens & Company Investment Management, L.P. as Sub-advisor for the Portfolio, for a total Investment Management fee of 1.0% of the average daily net assets of the Portfolio.


     AST MFS Growth Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.

     AST Alger Growth Portfolio: An annual rate of .75% of the average daily net assets of the Portfolio.

     AST Marsico Capital Growth Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.

     AST JanCap Growth Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.




     AST Janus Strategic Value Portfolio: An annual rate of 1.0% of the average daily net assets of the Portfolio.


     AST Cohen & Steers Realty Portfolio: An annual rate of 1.0% of the average daily net assets of the Portfolio.


     AST Sanford Bernstein Managed Index 500 Portfolio: An annual rate of .60% of the average daily net assets of the Portfolio.


     AST American Century Income & Growth Portfolio: An annual rate of .75% of the average daily net assets of the Portfolio.

     AST Alliance Growth and Income Portfolio: An annual rate of .75% of the average daily net assets of the Portfolio.

     AST MFS Growth with Income Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.

     AST INVESCO Equity Income Portfolio: An annual rate of .75% of the average daily net assets of the Portfolio.

     AST AIM Balanced Portfolio: An annual rate of .75% of the average daily net assets of the Portfolio not in excess of $300 million; plus .70% of the Portfolio's average daily net assets in excess of $300 million.

     AST American Century Strategic Balanced Portfolio: An annual rate of .85% of the average daily net assets of the Portfolio.

     AST T. Rowe Price Asset Allocation Portfolio: An annual rate of .85% of the average daily net assets of the Portfolio.

     AST T. Rowe Price Global Bond Portfolio: An annual rate of .80% of the average daily net assets of the Portfolio.

     AST Federated High Yield Portfolio: An annual rate of .75% of the average daily net assets of the Portfolio.


     AST Lord Abbett Bond-Debenture Portfolio: An annual rate of .80% of the average daily net assets of the Portfolio.


     AST PIMCO Total Return Bond Portfolio: An annual rate of .65% of the average daily net assets of the Portfolio.

     AST PIMCO Limited Maturity Bond Portfolio: An annual rate of .65% of the average daily net assets of the Portfolio.

     AST Money Market Portfolio: An annual rate of .50% of the average daily net assets of the Portfolio. The Investment Manager has voluntarily agreed to waive a portion of its fee equal to .05% of the average daily net assets of the Portfolio. The Investment Manager may terminate this voluntary agreement at any time after April 30, 2001.

         The Investment Manager has voluntarily agreed to waive a portion of its fee equal to .05% of the average daily net assets in excess of $1 billion of the following Portfolios: AST Janus Overseas Growth Portfolio, AST Janus Small-Cap Growth Portfolio, AST Marsico Capital Growth Portfolio, AST JanCap Growth Portfolio, AST Alliance Growth and Income Portfolio, AST INVESCO Equity Income Portfolio, and AST PIMCO Total Return Bond Portfolio. The Investment Manager may terminate these voluntary agreements at any time after April 30, 2001.

The investment management fee paid for each of the past three fiscal years by each Portfolio that was publicly offered prior to January 2000 was as follows:

                                                                                    Investment Management Fees

                                           ---------------------------- --------------------------- ---------------------------
                                                                  1997                        1998                        1999
                                           ---------------------------- --------------------------- ---------------------------
AST Founders Passport                                        1,257,908                   1,219,424                   1,222,849
AST AIM International Equity                                 3,428,762                   4,130,785                   4,695,735
AST Janus Overseas Growth                                    1,260,797                   4,344,867                   8,284,493
AST American Century International Growth                      157,826                     563,488                     992,423
AST   American   Century    International                    4,640,262                   4,652,136                   4,492,741
Growth II

AST MFS Global Equity                                                0                           0                       1,645
AST Janus Small-Cap Growth                                   2,219,824                   2,287,914                   4,980,643
AST Kemper Small-Cap Growth                                          0                           0                   3,958,710
AST Lord Abbett Small-Cap Value                                      0                     201,415                     531,717
AST Gabelli Small-Cap Value                                    713,045                   2,424,142                   2,529,270
AST Neuberger Berman Mid-Cap Growth                          1,259,790                   1,781,639                   2,440,843
AST Neuberger Berman Mid-Cap Value                             886,649                   1,715,060                   4,969,319
AST T. Rowe Price Natural Resources                            986,496                     869,131                     847,431
AST Alliance Growth                                          1,501,894                   2,694,595                   2,537,033
AST MFS Growth                                                       0                           0                       3,675
AST Marsico Capital Growth                                       1,568                   2,445,668                   9,436,188
AST JanCap Growth                                           11,384,457                  18,383,344                  36,922,583
AST Cohen & Steers Realty                                            0                     216,821                     494,430
AST Sanford Bernstein Managed Index 500                              0                     765,065                   2,856,541
AST American Century Income & Growth                           416,420                   1,164,962                   1,854,825
AST Alliance Growth and Income                               5,424,483                   7,877,722                   9,931,237
AST MFS Growth with Income                                           0                           0                       6,155
AST INVESCO Equity Income                                    3.565.372                   5,340,931                   7,204,789
AST AIM Balanced                                             2,387,734                   2,860,309                   3,145,086
AST American Century Strategic Balanced                        115,602                     431,573                   1,399,707
AST T. Rowe Price Asset Allocation                           1,413,730                   2,280,871                   3,419,374
AST T. Rowe Price Global Bond                                  941,760                   1,125,770                   1,178,024
AST Federated High Yield                                     2,345,042                   4,021,190                   4,761,157
AST PIMCO Total Return Bond                                  2,979,876                   4,772,121                   6,473,997
AST PIMCO Limited Maturity Bond                              1,649,461                   2,060,437                   2,494,789
AST Money Market                                             2,941,160                   4,190,913                   7,174,127

The sub-advisory fee paid by the Investment Manager to the Sub-advisors for each such Portfolio for each of the past three fiscal years was as follows:

                                                                                    Sub-advisory Fees

                                           ---------------------------- --------------------------- ---------------------------
                                                                  1997                        1998                        1999
                                           ---------------------------- --------------------------- ---------------------------
AST Founders Passport                                          728,954                     709,671                     711,424
AST AIM International Equity(1)                              2,205,668                   2,557,327                   2,876,419
AST Janus Overseas Growth                                      793,793                   2,646,039                   4,692,246
AST American Century International Growth                      110,478                     394,441                     688,553
AST   American   Century    International                    2,230,131                   2,221,182                   2,133,458
Growth II(2)
AST Global Equity                                                    0                           0                         699
AST Janus Small-Cap Growth(3)                                1,469,059                   1,510,669                   2,427,349
AST Kemper Small-Cap Growth                                          0                           0                   1,842,324
AST Lord Abbett Small-Cap Value                                      0                     105,944                     279,851
AST Gabelli Small-Cap Value(4)                                 413,993                   1,366,746                   1,405,150
AST Neuberger Berman Mid-Cap Growth(5)                         734,388                     894,756                   1,134,819
AST Neuberger Berman Mid-Cap Value(6)                          425,687                     915,253                   2,754,647
AST T. Rowe Price Natural Resources                            548,053                     482,850                     470,795
AST Alliance Growth(7)                                         892,079                   1,547,298                     985,165
AST MFS Growth                                                       0                           0                       1,633
AST Marsico Capital Growth                                         784                   1,222,834                   4,718,094
AST JanCap Growth                                            6,261,619                  10,017,653                  19,832,544
AST Cohen & Steers Realty                                            0                     130,090                     296,658
AST  Sanford   Bernstein   Managed  Index                            0                     216,767                     738,621
500(8)
AST American Century Income & Growth(9)                        249,852                     693,921                   1,062,132
AST Alliance Growth and Income(10)                           3,018,989                   4,113,786                   4,991,959
AST MFS Growth with Income                                           0                           0                       3,180
AST INVESCO Equity Income                                    1,763,840                   2,592,435                   3,462,235
AST AIM Balanced(11)                                         1,343,009                   1,580,154                   1,722,543
AST American Century Strategic Balanced                         68,001                     252,933                     766,021
AST T. Rowe Price Asset Allocation                             503,303                     758,344                   1,093,198
AST T. Rowe Price Global Bond                                  470,880                     562,885                     589,012
AST Federated High Yield                                       899,181                   1,457,896                   1,704,552
AST PIMCO Total Return Bond                                  1,221,106                   1,910,431                   2,564,999
AST PIMCO Limited Maturity Bond                                709,408                     867,476                   1,034,534
AST Money Market                                               885,676                   1,113,545                   1,492,378

(1) For fiscal years 1997 and 1998, the entire fee noted was paid to Putnam Investment Management, Inc., the prior Sub-advisor for the Portfolio. For fiscal year 1999, $921,003 was paid to Putnam and $1,955,416 was paid to A I M Capital Management, Inc.

(2) For fiscal years 1997, 1998 and 1999, the entire fee noted above was paid to Rowe-Price Fleming International, Inc., the prior Sub-advisor for the Portfolio.

(3) For fiscal years 1997 and 1998, the entire fee noted above was paid to Founders Asset Management LLC, the prior Sub-advisor for the Portfolio. For fiscal year 1999, the entire fee noted was paid to Janus Capital Corporation.

(4) For fiscal years 1997, 1998 and 1999, the entire fee noted above was paid to
T. Rowe Price Associates, Inc., the prior Sub-advisor for the Portfolio.

(5) For fiscal year 1997, the entire fee noted above was paid to Berger Associates, Inc. ("Berger"), the prior Sub-advisor for the Portfolio. For fiscal year 1998, $313,389 was paid to Berger and $581,367 was paid to Neuberger Berman Management Inc. ("Neuberger Berman"), the current Sub-advisor for the Portfolio. For fiscal year 1999, the entire fee noted was paid to Neuberger Berman.

(6) For fiscal year 1997, the entire fee noted above was paid to Federated Investment Counseling ("Federated"), the prior Sub-advisor for the Portfolio. For fiscal year 1998, $186,645 was paid to Federated and $728,608 was paid to Neuberger Berman Management Inc. ("Neuberger Berman"), the current Sub-advisor for the Portfolio. For fiscal year 1999, the entire fee noted was paid to Neuberger Berman.

(7) For fiscal year 1997, the entire fee noted above was paid to Robertson, Stephens & Company Investment Management, L.P. ("Robertson Stephens"). For fiscal year 1998, $1,542,651 was paid to Robertson Stephens and $4,657 was paid to OppenheimerFunds, Inc. ("Oppenheimer)." For fiscal year 1999, the entire fee was paid to Oppenheimer, the prior Sub-advisor for the Portfolio.

(8) For fiscal year 1999, the entire fee noted above was paid to Bankers Trust Company, the prior Sub-advisor for the Portfolio.

(9) For fiscal years 1997 and 1998, the entire fee noted above was paid to Putnam, Investment Management, the prior Sub-advisor for the Portfolio. For fiscal year 1999, $297,067 was paid to Putnam and $765,065 was paid to American Century Investment Management, Inc., the current the Sub-advisor for the Portfolio.

(10) For the fiscal years ended 1997, 1998 and 1999, the entire fee noted above was paid to Lord, Abbett & Co., the prior Sub-advisor for the Portfolio. (11) For fiscal years 1997 and 1998, the entire fee noted above was paid to Putnam, Investment Management, Inc., the prior Sub-advisor for the Portfolio. For fiscal year 1998, $559,542 was paid to Putnam and $1,163,001 was paid to A I M Capital Management, the current the Sub-advisor for the Portfolio.

The Investment Manager has agreed by the terms of the Management Agreements for the following Portfolios of the Trust to reimburse the Portfolio for any fiscal year in order to prevent Portfolio expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, determined by the Trust or the Investment Manager, but inclusive of the management fee) from exceeding a specified percentage of the Portfolio's average daily net assets, as follows:

         AST Founders Passport Portfolio:  1.75%

         AST AIM International Equity Portfolio:  1.75%

         AST Janus Small-Cap Growth Portfolio:  1.30%

         AST T. Rowe Price Natural Resources Portfolio:  1.35%

         AST Alliance Growth Portfolio:  1.45%

         AST JanCap Growth Portfolio:  1.35%.  Commencing September 4, 1996, the
Investment Manager has voluntarily agreed to reimburse certain operating expenses in excess of 1.33% for the AST JanCap Growth Portfolio. This voluntary agreement may be terminated by the Investment Manager at any time.

         AST Alliance Growth and Income Portfolio:  1.25%

         AST INVESCO Equity Income Portfolio:  1.20%

         AST AIM Balanced Portfolio:  1.25%

         AST T. Rowe Price Asset Allocation Portfolio:  1.25%

         AST T. Rowe Price Global Bond Portfolio:  1.75%

         AST Federated High Yield Portfolio:  1.15%

         AST PIMCO Total Return Bond Portfolio:  1.05%

         AST PIMCO Limited Maturity Bond Portfolio:  1.05%

         AST Money Market Portfolio: .65%. The Investment Manager has voluntarily agreed to reimburse certain operating expenses in excess of .60% for the AST Money Market Portfolio. This voluntary agreement may be terminated by the Investment Manager at any time after April 30, 2001.

         The Investment Manager has also voluntarily agreed to reimburse the other Portfolios of the Trust for any fiscal year in order to prevent Portfolio expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, determined by the Trust or the Investment Manager, but inclusive of the management fee) from exceeding a specified percentage of each Portfolio's average daily net assets, as follows:


         AST Scudder Japan Portfolio:  1.75%


         AST American Century International Growth Portfolio:  1.75%

         AST American Century International Growth Portfolio II:  1.75%

         AST Janus Overseas Growth Portfolio:  1.75%

         AST MFS Global Equity Portfolio:  1.75%

         AST Kemper Small-Cap Growth Portfolio:  1.35%


         AST Federated Aggressive Growth Portfolio:  1.35%


         AST Lord Abbett Small Cap Value Portfolio:  1.35%

         AST Gabelli Small-Cap Value Portfolio:  1.30%

         AST Janus Mid-Cap Growth Portfolio:  1.35%

         AST Alger Mid-Cap Growth Portfolio:  .85%

         AST Neuberger Berman Mid-Cap Value Portfolio:  1.25%

         AST Neuberger Berman Mid-Cap Growth Portfolio:  1.25%

         AST Alger All-Cap Growth Portfolio:  1.45%


         AST Gabelli All-Cap Value Portfolio:  1.45%

         AST Kinetics Internet Portfolio:  1.40%


         AST Marsico Capital Growth Portfolio:  1.35%

         AST MFS Growth Portfolio:  1.35%

         AST Alger Growth Portfolio:  .79%

         AST American Century Income & Growth Portfolio:  1.25%

         AST MFS Growth with Income Portfolio:  1.35%


         AST Janus Strategic Value Portfolio: 1.40%


         AST Sanford Bernstein Managed Index 500 Portfolio:  .80%

         AST Cohen & Steers Realty Portfolio:  1.45%

         AST American Century Strategic Balanced Portfolio:  1.25%


         AST Lord Abbett Bond-Debenture Portfolio:  1.20%


         Except with respect to the AST MFS Global Equity Portfolio, for which the Investment Manager has committed to keep the above limitation in effect until at least April 30, 2001, and with respect to the AST Alger Mid-Cap Growth Portfolio and the AST Alger Growth Portfolio, for which the Investment Manager has committed to keep the above limitations in effect until at least October 23, 2001, the Investment Manager may terminate the above voluntary agreements at any time. Voluntary payments of Portfolio expenses by the Investment Manager are subject to reimbursement by the Portfolio at the Investment Manager's discretion within the two year period following such payment to the extent permissible under applicable law and provided that the Portfolio is able to effect such reimbursement and remain in compliance with applicable expense limitations.

         Each Management Agreement will continue in effect from year to year, provided it is approved, at least annually, in the manner stipulated in the 1940 Act. This requires that each Management Agreement and any renewal be approved by a vote of the majority of the Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. Each Management Agreement may be terminated without penalty on sixty days' written notice by vote of a majority of the Board of Trustees or by the Investment Manager, or by holders of a majority of the applicable Portfolio's outstanding shares, and will automatically terminate in the event of its "assignment" as that term is defined in the 1940 Act.

         Sub-advisory Agreements: The Investment Manager pays each Sub-advisor for the performance of sub-advisory services out of its Investment Management fee and at no additional cost to any Portfolio. The fee paid to the Sub-advisors differs from Portfolio to Portfolio, reflecting the objectives, policies and restrictions of each Portfolio and the nature of each Sub-advisory Agreement. Each Sub-advisor's fee is accrued daily for purposes of determining the amount payable to the Sub-advisor. The fees payable to the present Sub-advisors are as follows:

         Founders Asset Management LLC for the AST Founders Passport  Portfolio:
An annual rate of .60% of the portion of the average net assets of the Portfolio not in excess of $100 million; plus .50% of the portion of the average net assets of the Portfolio in excess of $100 million.

         Scudder Kemper  Investments,  Inc. for the AST Scudder Japan Portfolio:
An annual rate of .45% of the portion of the average daily net assets not in excess of $500 million; plus .40% of the portion of the net assets over $500 million but not in excess of $1 billion; plus .35% of the portion of the net assets over $1 billion.

         A I M Capital  Management,  Inc. for the AST AIM  International  Equity
Portfolio: An annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and the series of American Skandia Advisor Funds, Inc. that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Portfolio : .55% of the portion of the combined average daily net assets not in excess of $75 million; plus .45% of the portion in excess of $75 million.

         Janus Capital  Corporation for the AST Janus Overseas Growth Portfolio:
An annual rate of .65% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .60% of the portion of the net assets over $100 million but not in excess of $500 million; and .50% of the portion of the net assets over $500 million.

         American Century Investment Management, Inc. for the AST American Century International Growth Portfolio and the AST American Century International Growth Portfolio II: Because of the large amount of assets being sub-advised for the Investment Manager by American Century Investment
Management, Inc., the Investment Manager was able to negotiate a reduction to American Century's standard fee schedule. Such reduced fee schedule is an annual rate of .45% of the combined average daily net assets of the Portfolios and the series of American Skandia Advisor Funds, Inc. that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Portfolios. Prior to May 1, 2000, the Investment Manager had engaged Rowe Price-Fleming International, Inc. as Sub-advisor for the AST American Century International Growth Portfolio II (formerly the AST T. Rowe Price International Equity Portfolio), for a total Sub-advisory fee of .75% of the portion of the average daily net assets of the Portfolio not in excess of $20 million; plus .60% of the portion of the net assets over $20 million but not in excess of $50 million; plus .50% of the portion of the net assets over $50 million.

         Massachusetts   Financial  Services  for  the  AST  MFS  Global  Equity
Portfolio: An annual rate of .425% of average daily net assets of the Portfolio.

         Janus Capital Corporation for the AST Janus Small-Cap Growth Portfolio:
An annual rate of .50% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .45% of the portion of the net assets over $100 million but not in excess of $500 million; plus .40% of the portion of the net assets over $500 million but not in excess of $1 billion; plus .35% of the portion of the net assets over $1 billion. Commencing January 1, 1999, the Sub-advisor has voluntarily agreed to waive a portion of its fee equal to .05% of the portions of the Portfolio's average daily net assets over $400 million but not in excess of $500 million and over $900 million but not in excess of $1 billion. The Sub-advisor may terminate this voluntary agreement at any time. Prior to January 1, 1999, the Investment Manager had engaged Founders Asset Management LLC as Sub-advisor for the Portfolio (formerly the Founders Capital Appreciation Portfolio), for a total Sub-advisory fee of .65% of the portion of the average daily net assets of the Portfolio not in excess of $75 million; plus .60% of the portion of the net assets over $75 million but not in excess of $150 million; plus .55% of the portion of the net assets over $150 million.

         Scudder Kemper  Investments,  Inc. for the AST Kemper  Small-Cap Growth
Portfolio: An annual rate of .50% of the average daily net assets of the Portfolio not in excess of $100 million; plus .45% of the portion of the net assets over $100 million but not in excess of $400 million; plus .40% of the portion of the net assets over $400 million but not in excess of $900 million; plus .35% of the portion of the net assets over $900 million.

         Federated Investment Counseling for the AST Federated Aggressive Growth
Portfolio: An annual rate of .50% of the portion of the average daily net assets not in excess of $100 million; plus .45% of the portion of the net assets over $100 million but not in excess of $400 million; plus .40% of the portion of the net assets over $400 million but not in excess of $900 million; plus .35% of the portion of the net assets over $900 million.

     Lord, Abbett & Co. for the AST Lord Abbett Small Cap Value Portfolio: An annual rate of .50% of the average daily net assets of the Portfolio.

         GAMCO Investors, Inc. for the AST Gabelli Small-Cap Value Portfolio: An annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and the series of American Skandia Advisor Funds, Inc. that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Portfolio: .40% of the portion of the combined average daily net assets not in excess of $1 billion; plus .30% of the portion of the net assets over $1 billion. Prior to October 13, 2000, the Investment Manager had engaged T. Rowe Price Associates, Inc. as Sub-advisor for the Portfolio (formerly the AST T. Rowe Price Small Company Value Portfolio), for a total Sub-advisory fee of .60% of the portion of the average daily net assets of the Portfolio not in excess of $20 million; plus .50% of the portion of the net assets over $20 million but not in excess of $50 million. When the net assets of the Portfolio exceeded $50 million, the fee was an annual rate of
 .50% of the average daily net assets of the Portfolio.

         Janus Capital  Corporation for the AST Janus Mid-Cap Growth  Portfolio:
An annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and the series of American Skandia Advisor Funds, Inc. that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Portfolio: .55% of the portion of the combined average daily net assets not in excess of $100 million; plus .50% of the portion of the net assets over $100 million but not in excess of $500 million; plus .45% of the portion of the net assets over $500 million but not in excess of $2 billion; plus .40% of the portion of the net assets over $2 billion but not in excess of $5 billion; plus .375% of the portion of the net assets over $5 billion but not in excess of $10 billion; plus .35% of the portion of the net assets over $10 billion.

         Fred Alger Management, Inc. for the AST Alger Mid-Cap Growth Portfolio:
An annual rate equal to the following percentages of the combined average daily net assets of all Portfolios of the Trust and all series of American Skandia Advisor Funds, Inc. that are managed by the Sub-advisor: .40% of the portion of the combined average daily net assets not in excess of $500 million; plus .35% of the portion of the net assets over $500 million but not in excess of $1 billion; plus .30% of the portion of the net assets over $1 billion but not in excess of $1.5 billion; plus .25% of the portion of the net assets over $1.5 billion.

         Neuberger Berman Management Inc. for the AST Neuberger Berman Mid-Cap Growth Portfolio: An annual rate of .45% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .40% of the portion of the net assets over $100 million. Prior to May 1, 1998, the Investment Manager had engaged Berger Associates, Inc. as Sub-advisor for the Portfolio (formerly, the Berger Capital Growth Portfolio), for a total Sub-advisory fee of
 .55% of the average daily net assets of the Portfolio not in excess of $25 million; plus .50% of the portion of average daily net assets over $25 million but not in excess of $50 million; plus .40% of the portion of the average daily net assets over $50 million.

         Neuberger Berman Management Inc. for the AST Neuberger Berman Mid-Cap Value Portfolio: An annual rate of .50% of the portion of the average daily net assets of the Portfolio not in excess of $750 million; plus .45% of the portion of the net assets over $750 million but not in excess of $1 billion; plus .40% of the portion in excess of $1 billion. Prior to May 1, 1998, the Investment Manager had engaged Federated Investment Counseling as Sub-advisor for the Portfolio (formerly, the Federated Utility Income Portfolio), for a total Sub-advisory fee of .50% of the portion of the average daily net assets of the Portfolio not in excess $25 million; plus .35% of the portion in excess of $25 million but not in excess of $50 million; plus .25% of the portion in excess of $50 million.

         Fred Alger Management, Inc. for the AST Alger All-Cap Growth Portfolio:
An annual rate equal to the following percentages of the combined average daily net assets of all Portfolios of the Trust and all series of American Skandia Advisor Funds, Inc. that are managed by the Sub-advisor: .40% of the portion of the combined average daily net assets not in excess of $500 million; plus .35% of the portion of the net assets over $500 million but not in excess of $1 billion; plus .30% of the portion of the net assets over $1 billion but not in excess of $1.5 billion; plus .25% of the portion of the net assets over $1.5 billion


         GAMCO Investors, Inc. for the AST Gabelli All-Cap Value Portfolio: An annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and the series of American Skandia Advisor Funds, Inc. that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Portfolio: .50% of the portion of the combined average daily net assets not in excess of $500 million; plus .40% of the portion of the net assets over $500 million. Commencing October 23, 2000, GAMCO Investors, Inc. has voluntarily agreed to waive a portion of its fee equal to the following percentages of the combined average daily net assets of the Portfolio and the corresponding series of American Skandia Advisor Funds, Inc. referenced above: .10% of the portion of the combined average daily net assets not in excess of $500 million, .05% of the combined assets over $500 million but not in excess of $1 billion, and .10% of the combined assets over $1 billion. The Sub-advisor may terminate this voluntary agreement at any time.


         Kinetics  Asset   Management,   Inc.  for  the  AST  Kinetics  Internet
Portfolio: An annual rate of .40% of the portion of the average daily net assets of the Portfolio not in excess of $250 million; plus .35% of the portion over $250 million but not in excess of $500 million; plus .30% of the portion over $500 million but not in excess of $1.2 billion; plus .25% of the portion of the net assets over $1.2 billion.

     T. Rowe Price Associates,  Inc. for the AST T. Rowe Price Natural Resources
Portfolio: An annual rate of .60% of the portion of the average daily net assets of the Portfolio not in excess of $20 million; plus .50% of the portion of the net assets over $20 million but not in excess of $50 million. When the net assets of the Portfolio exceed $50 million, the fee is an annual rate of .50% of the average daily net assets of the Portfolio.

         Alliance Capital Management L.P. for the AST Alliance Growth Portfolio:
An annual rate equal to .40% of the combined average daily net assets of the Portfolio and the series of American Skandia Advisor Funds, Inc. that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Portfolio. Between December 31, 1998 and April 30, 2000 the Investment Manager had engaged OppenheimerFunds, Inc. as Sub-advisor for the Portfolio at a total Sub-advisory fee of .35% of the portion of the average daily net assets of the Portfolio not in excess of $500 million; plus .30% of the portion of the net assets over $500 million but not in excess of $1 billion; plus .25% of the portion of the net assets over $1 billion. Prior to January 1, 1999, the Investment Manager had engaged Robertson, Stephens & Company
Investment Management, L.P. as Sub-advisor for the Portfolio, at a total Sub-advisory fee of .60% of the portion of the average daily net assets of the Portfolio not in excess of $200 million; plus .50% of the portion of the net assets over $200 million.

         Massachusetts  Financial  Services  Company  for  the  AST  MFS  Growth
Portfolio: An annual rate equal to the following percentages of the combined average daily net assets of the Portfolio, the AST MFS Growth with Income Portfolio and the domestic equity series of American Skandia Advisor Funds, Inc. that is managed by Massachusetts Financial Services Company: .40% of the portion of the combined average daily net assets not in excess of $300 million; plus
 .375% of the portion over $300 million but not in excess of $600  million;  plus
 .35% of the portion over $600 million but not in excess of $900 million; plus .325% of the portion over $900 million, but not over $1.5 billion; plus .25% of the portion in excess of $1.5 billion.

         Fred Alger Management, Inc. for the AST Alger Growth Portfolio: An annual rate equal to the following percentages of the combined average daily net assets of all Portfolios of the Trust and all series of American Skandia Advisor Funds, Inc. that are managed by the Sub-advisor: .40% of the portion of the combined average daily net assets not in excess of $500 million; plus .35% of the portion of the net assets over $500 million but not in excess of $1 billion; plus .30% of the portion of the net assets over $1 billion but not in excess of $1.5 billion; plus .25% of the portion of the net assets over $1.5 billion.

         Marsico  Capital  Management,  LLC for the AST Marsico  Capital  Growth
Portfolio: An annual rate of 0.45% of the average daily net assets of the Portfolio.

         Janus Capital Corporation for the AST JanCap Growth Portfolio: An annual rate of .60% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .55% of the portion over $100 million but not in excess of $1 billion; plus .50% of the portion over $1 billion. Commencing March 1, 2000, Janus Capital Corporation, the Sub-advisor for the AST JanCap Growth Portfolio, has voluntarily agreed to the following revised fee schedule based on the combined average daily net assets of the Portfolio and the ASMT Janus Capital Growth Portfolio of American Skandia Master
Trust: .55% of the portion of the combined average daily net assets not in excess of $100 million; plus .50% of the portion over $100 million but not in excess of $500 million; plus .45% of the portion over $500 million but not in excess of $2 billion; plus .40% of the portion over $2 billion but not in excess of $5 billion; plus.375% of the portion over $5 billion but not in excess of $10 billion; plus .35% of the portion in excess of $10 billion.



         Janus Capital  Corporation for the AST Janus Strategic Value Portfolio:
An annual rate of .55% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .50% of the portion of the net assets over $100 million but not in excess of $500 million; plus .45% of the portion of the net assets over $500 million but not in excess of $2 billion; plus .40% of the portion of the net assets over $2 billion but not in excess of $5 billion; plus .375% of the portion of the net assets over $5 billion but not in excess of $10 billion; plus .35% of the portion of the net assets over $10 billion.

         Cohen & Steers Capital Management, Inc. for the AST Cohen & Steers Realty Portfolio: An annual rate of .60% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .40% of the portion of the net assets over $100 million but not in excess of $250 million; plus .30% of the portion of the net assets over $250 million.


         Sanford C. Bernstein & Co., LLC for the AST Sanford Bernstein Managed Index 500 Portfolio: An annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and the series of American Skandia Advisor Funds, Inc. that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Portfolio:
 .1533% of the portion of the combined average daily net assets not in excess of $300 million; plus .10% of the portion of the net assets over $300 million. Notwithstanding the foregoing, the following annual rate will apply for each day that the combined average daily net assets are not in excess of $300 million:
 .40% of the first $10 million of the combined average daily net assets; plus .30% of the next $40 million of the combined average daily net assets; plus .20%
of the next $50 million of the combined average daily net assets; plus .10% of the next $200 million of the combined average daily net assets. Prior to May 1, 2000, the Investment Manager had engaged Bankers Trust Company as Sub-advisor for the Portfolio at a total Sub-advisory fee equal to the following percentages of the combined average daily net assets of the Portfolio and the series of American Skandia Advisor Funds, Inc. that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the
Portfolio: .17% of the portion of the combined average daily net assets not in excess of $300 million; plus .13% of the portion of the net assets over $300 million but not in excess of $1 billion; plus .08% of the net assets over $1 billion.


         American Century Investment Management, Inc. for the AST American Century Income & Growth Portfolio: Because of the large amount of assets being sub-advised for the Investment Manager by American Century Investment
Management, Inc., the Investment Manager was able to negotiate a reduction to American Century's standard fee schedule. Such reduced fee schedule is an annual rate of: .40% of the portion of the average daily net assets of the Portfolio not in excess of $100 million; plus .35% of the portion of the net assets over $100 million but not in excess of $500 million; plus .30% of the portion of the net assets over $500 million.

         Alliance Capital Management L.P. for the AST Alliance Growth and Income
Portfolio: An annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and the series of American Skandia Advisor Funds, Inc. that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Portfolio: .30% of the portion of the combined average daily net assets not in excess of $1 billion; plus .25% of the portion over $1 billion but not in excess of $1.5 billion; plus .20% of the portion in excess of $1.5 billion. Prior to May 1, 2000 the Investment Manager had engaged Lord, Abbett & Co. as Sub-advisor for the Portfolio at a total Sub-advisory fee of .50% of the portion of the average daily net assets of the Portfolio not in excess of $200 million; plus .40% of the portion over $200 million but not in excess of $500 million; plus .375% of the portion over $500 million but not in excess of $700 million; plus .35% of the portion over $700 million but not in excess of $900 million; plus .30% of the portion in excess of $900 million.

         Massachusetts Financial Services Company for the AST MFS Growth with Income Portfolio: An annual rate equal to the following percentages of the combined average daily net assets of the Portfolio, the AST MFS Growth Portfolio and the domestic equity series of American Skandia Advisor Funds, Inc. that is managed by Massachusetts Financial Services Company: .40% of the portion of the combined average daily net assets not in excess of $300 million; plus .375% of the portion over $300 million but not in excess of $600 million; plus .35% of the portion over $600 million but not in excess of $900 million; plus .325% of the portion over $900 million but not over $1.5 billion; plus .25% of the portion in excess of $1.5 billion.

         INVESCO Funds Group,  Inc. for the AST INVESCO Equity Income Portfolio:
An annual rate of .50% of the portion of the average daily net assets of the Portfolio not in excess of $25 million; plus .45% of the portion of the net assets over $25 million but not in excess of $75 million; plus .40% of the portion of the net assets in excess of $75 million but not in excess of $100 million; and .35% of the portion of the net assets over $100 million. Commencing May 1, 2000, INVESCO Funds Group, Inc. has voluntarily agreed to waive a portion of its fee so that the following fee schedule based on the combined average daily net assets of the Portfolio and the ASMT INVESCO Equity Income Portfolio is in effect: .35% of the portion of the combined average daily net assets not in excess of $1 billion; plus .30% of the portion over $1 billion. The Sub-advisor may terminate this voluntary agreement at any time.


         A I M Capital Management, Inc. for the AST AIM Balanced Portfolio: An annual rate of .45% of the portion of the average daily net assets of the Portfolio not in excess of $75 million; plus .40% of the portion of the average daily net assets of the Portfolio over $75 million but not in excess of $150 million; plus .35% of the portion of the average daily net assets of the Portfolio in excess of $150 million.


         American Century Investment Management, Inc. for the AST American Century Strategic Balanced Portfolio: Because of the large amount of assets being sub-advised for the Investment Manager by American Century Investment Management, Inc., the Investment Manager was able to negotiate a reduction to American Century's standard fee schedule. Such reduced fee schedule is an annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and the series of American Skandia Advisor Funds, Inc. that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment Manager as being similar to the Portfolio: .45% of the portion of the combined average daily net assets of the Portfolio not in excess of $50 million; plus
 .40% of the portion  over $50 million  but not in excess of $100  million;  plus
 .35% of the portion over $100 million but not in excess of $500 million; plus .30% of the portion over $500 million.

     T. Rowe Price  Associates,  Inc. for the AST T. Rowe Price Asset Allocation
Portfolio: An annual rate of .50% of the portion of the average daily net assets of the Portfolio not in excess of $25 million; plus .35% of the portion in excess of $25 million but not in excess of $50 million; and .25% of the portion in excess of $50 million.

     T. Rowe Price  International,  Inc.  for the AST T. Rowe Price  Global Bond
Portfolio: An annual rate of .40% of the average daily net assets of the Portfolio.

         Federated  Investment  Counseling  for the  AST  Federated  High  Yield
Portfolio: An annual rate of .50% of the portion of the average daily net assets of the Portfolio under $30 million; plus .40% of the portion of the net assets equal to or in excess of $30 million but under $50 million; plus .30% of the portion equal to or in excess of $50 million but under $75 million; and .25% of the portion equal to or in excess of $75 million.


         Lord, Abbett & Co. for the AST Lord Abbett Bond-Debenture Portfolio: An annual rate of .35% of the portion of the average daily net assets of the Portfolio not in excess of $1 billion; plus .25% of the portion of the net assets over $1 billion but not in excess of $1.5 billion; and .20% of the portion over $1.5 million. Commencing October 23, 2000, Lord, Abbett & Co. has voluntarily agreed to waive a portion of its fee equal to: .10% of the portion of the Portfolio's average daily net assets not in excess of $200 million, .15% of the portion over $200 million but not in excess of $1 billion, and .05% of the portion over $1 billion but not in excess of $1.5 billion. The Sub-advisor may terminate this voluntary agreement at any time.


         Pacific Investment Management Company LLC for the AST PIMCO Total Return Bond Portfolio: An annual rate of .30% of the average daily net assets of the Portfolio not in excess of $150 million; and .25% on the portion of the net assets over $150 million. Commencing March 31, 2000, the Sub-advisor has voluntarily agreed to waive a portion of its fee equal to .05% of the portion of the Portfolio's average daily net assets not in excess of $150 million. The Sub-advisor may terminate this voluntary agreement at any time.

         Pacific Investment Management Company LLC for the AST PIMCO Limited Maturity Bond Portfolio: An annual rate of .30% of the average daily net assets of the Portfolio not in excess of $150 million; and .25% on the portion of the net assets over $150 million. Commencing March 31, 2000, the Sub-advisor has voluntarily agreed to waive a portion of its fee equal to .05% of the portion of the Portfolio's average daily net assets not in excess of $150 million. The Sub-advisor may terminate this voluntary agreement at any time.

     J.P. Morgan Investment  Management Inc. for the AST Money Market Portfolio:
An annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and the series of American Skandia Master Trust that is managed by J.P. Morgan Investment Management, Inc. and identified by it and ASISI as being similar to the Portfolio: .09% of the portion of the combined average daily net assets not in excess of $500 million; plus .06% of the portion over $500 million but not in excess of $1.5 billion; plus .04% of the portion over $1.5 billion.

     Corporate Structure. Several of the Sub-advisors are controlled by other parties as noted below:

         Founders is a 90%-owned subsidiary of Mellon Bank, N.A., with the remaining 10% held by certain Founders executives and portfolio managers. Mellon Bank is a wholly owned subsidiary of Mellon Bank Corporation, a publicly owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets.

         A I M Capital Management, Inc. is a wholly-owned subsidiary of A I M Advisors, Inc., also a registered investment adviser. A I M Advisors, Inc. is wholly owned by A I M Management Group Inc., a holding company engaged in the financial services business and an indirect wholly-owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.

         Stilwell Financial ("Stilwell") owns approximately 81.5% of the outstanding voting stock of Janus Capital Corporation. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with Stilwell, selects a majority of Janus Capital's Board subject to the approval of Stilwell, which approval can not be unreasonably withheld.

     American Century Companies, Inc. ("ACC") is the parent of American Century Investment Management, Inc.

         GAMCO Investors, Inc. ("GAMCO") is a New York corporation organized in 1999 as successor to the investment advisory business of a New York corporation of the same name that was organized in 1978. GAMCO is a wholly-owned subsidiary of Gabelli Asset Management Inc. ("GAMI"), a publicly held company listed on the New York Stock Exchange. Mr. Mario J. Gabelli may be deemed a "controlling person" of GAMCO on the basis of his controlling interest in GAMI. GAMCO has several affiliates that also provide investment advisory services.

         Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance Capital Management, L.P. ("Alliance") and a wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"). Equitable is the beneficial owner of an approximately 55.4% partnership interest in Alliance. Alliance Capital Management Holding L.P., a publicly-traded company, owns an approximately 41.9% partnership interest in Alliance. Equitable is a wholly owned subsidiary of AXA Financial, Inc., and AXA, a French insurance holding company, owned as of June 30, 1999 approximately 58.2% of the issued and outstanding shares of common stock of AXA Financial, Inc.

     Massachusetts Financial Services Company is a subsidiary of Sun Life of Canada (US) Financial Services Holdings, Inc. whose ultimate parent is Sun Life Assurance Co. of Canada.

         Zurich Insurance Company, a leading provider of insurance and financial services, owns approximately 70% of Scudder Kemper, with the balance owned by Scudder Kemper's officers and employees.

     Lord, Abbett & Co. ("Lord Abbett") is a general partnership with the following partners, all of whom are actively involved in the management of Lord
Abbett:  Stephen I. Allen, Zane E. Brown, Daniel E. Carper,  Robert S. Dow, John
E. Erard,  Robert P. Fetch, Daria L. Foster,  Robert I. Gerber, Paul A. Hilstad,
W. Thomas Hudson, Stephen J. McGruder, Michael B. McLaughlin, Robert G. Morris, Robert J. Noelke, R. Mark Pennington, Christopher Towle and John J. Walsh.

     All of the voting stock of Neuberger Berman Management Inc. is owned by Neuberger Berman Inc., a publicly-traded company listed on the NYSE.

     Bank of America, N.A., a national bank subsidiary of Bank of America Corporation, indirectly owns 50% of the voting control of Marsico Capital Management, LLC ("Marsico Capital"). Mr. Thomas F. Marsico and a company controlled by Mr. Marsico own the remainder of Marsico Capital's voting interests. Bank of America, N.A. has agreed to purchase the Marsico Capital voting interests that are currently owned or controlled by Mr. Marsico. It is expected that this purchase will occur in early 2001.

     Martin Cohen and Robert H. Steers may be deemed "controlling persons" of Cohen & Steers Capital Management, Inc. on the basis of their ownership of Cohen & Steers' stock.


     Sanford C. Bernstein & Co., LLC is an indirect wholly owned subsidiary of Alliance.


     INVESCO Funds Group, Inc. is a subsidiary of AMVESCAP PLC.

     T. Rowe Price International, Inc. is a wholly owned subsidiary of T. Rowe Price Associates, Inc. ("T. Rowe Price").

         Federated Investment Counseling, organized as a Delaware business trust in 1989 is a wholly owned subsidiary of Federated Investors.

         Pacific Investment Management Company LLC ("PIMCO") is a subsidiary general partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). Allianz AG ("Allianz") is the majority owner of PIMCO Advisors and its subsidiaries, including PIMCO. Allianz is the world's second largest insurance company and is represented in 68 countries world-wide through subsidiaries, branch and representative offices and other affiliated entities. Pacific Life Insurance Company holds an approximately 30% interest in PIMCO Advisors.

     J.P. Morgan Investment Management, Inc is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company organized under the laws of Delaware.

         The Administrator and Transfer and Shareholder Servicing Agent: PFPC Inc. (the "Administrator"), 103 Bellevue Parkway, Wilmington, Delaware 19809, a Delaware corporation that is an indirect wholly-owned subsidiary of PNC Financial Corp., serves as the Administrator and Transfer and Shareholder Servicing Agent for the Trust. Pursuant to a Trust Accounting and Administration Agreement between the Trust and the Administrator, dated May 1, 1992 (the "Administration Agreement"), the Administrator has agreed to provide certain fund accounting and administrative services to the Trust, including, among other services, accounting relating to the Trust and investment transactions of the Trust; computation of daily net asset values; maintaining the Trust's books of account; assisting in monitoring, in conjunction with the Investment Manager, compliance with the Portfolios' investment objectives, policies and restrictions; providing office space and equipment necessary for the proper administration and accounting functions of the Trust; monitoring investment activity and income of the Trust for compliance with applicable tax laws; preparing and filing Trust tax returns; preparing financial information in connection with the preparation of the Trust's annual and semi-annual reports and making requisite filings thereof; preparing schedules of Trust share activity for footnotes to financial statements; furnishing financial information necessary for the completion of certain items to the Trust's registration statement and necessary to prepare and file Rule 24f-2 notices; providing an administrative interface between the Investment Manager and the Trust's custodian; creating and maintaining all necessary records in accordance with applicable laws, rules and regulations, including, but not limited to, those records required to be kept pursuant to the 1940 Act; and performing such other duties related to the administration of the Trust as may be requested by the Board of Trustees of the Trust. The Administrator does not have any responsibility or authority for the management of the assets of the Trust, the determination of its investment policies, or for any matter pertaining to the distribution of securities issued by the Trust.

         Under the terms of the Administration Agreement, the Administrator shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which the Administration Agreement relates, except for a loss or expense resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement. Any person, even though also an officer, director, partner, employee or agent of the Administrator, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Administrator's duties under the Administration Agreement) to be rendering such services to or acting solely for the Trust and not as an officer, director, partner, employee or agent or one under the control or direction of the Administrator even though paid by them.

         As compensation for the services and facilities provided by the Administrator under the Administration Agreement, the Trust has agreed to pay to the Administrator the greater of certain percentages of the average daily net assets of each Portfolio or certain specified minimum annual amounts calculated for each Portfolio. Except for the AST Sanford Bernstein Managed Index 500 Portfolio, the percentages of the average daily net assets are: (a) 0.10% of the first $200 million; (b) 0.06% of the next $200 million; (c) 0.0275% of the next $200 million; (d) 0.02% of average daily net assets over $1 billion. The percentages for the AST Sanford Bernstein Managed Index 500 Portfolio are: (a) 0.05% of the first $200 million; (b) 0.03% of the next $200 million; (c) 0.0275 of the next $200 million; (d) 0.02% of the next $400 million; and (e) 0.01% of average daily net assets over $1 billion.


         The minimum amount is $75,000 for each of the AST Janus Small-Cap Growth Portfolio, the AST Lord Abbett Small Cap Value Portfolio, the AST Gabelli Small-Cap Value Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, the AST T. Rowe Price Natural Resources Portfolio, the AST Oppenheimer Large-Cap Growth Portfolio, the AST Marsico Capital Growth Portfolio, the AST JanCap Growth Portfolio, the AST Cohen & Steers Realty Portfolio, the AST Sanford Bernstein Managed Index 500 Portfolio, the AST American Century Income & Growth Portfolio, the AST Lord Abbett Growth and Income Portfolio, the AST INVESCO Equity Income Portfolio, the AST AIM Balanced Portfolio, the AST American Century Strategic Balanced Portfolio, the AST T. Rowe Price Asset Allocation Portfolio, the AST Federated High Yield Portfolio, the AST PIMCO Total Return Bond Portfolio, the AST PIMCO Limited Maturity Bond Portfolio and the AST Money Market Portfolio. The minimum amount is $100,000 for the AST Founders Passport Portfolio, the AST AIM International Equity Portfolio, the AST Janus Overseas Growth Portfolio, the AST American Century International Growth Portfolio, the AST American Century
International Growth Portfolio II and the AST T. Rowe Price Global Bond Portfolio. For all of these Portfolios, monthly fees have been frozen at the amounts paid for the month of December 1999. Monthly fees for the AST MFS Global Equity Portfolio, the AST MFS Growth Portfolio and the MFS Growth with Income Portfolio have been frozen at levels determined under the asset-based fee schedule set forth above based on December 1999 asset levels, without regard to any minimum amounts. The fees payable to the Administrator for those Portfolios that commenced operations during 2000 (the AST Scudder Japan Portfolio, the AST Federated Aggressive Growth Portfolio, the AST Janus Mid-Cap Growth Portfolio, the AST Alger Mid-Cap Growth Portfolio, the AST Alger All-Cap Growth Portfolio, the AST Gabelli All-Cap Value Portfolio, the AST Kinetics Internet Portfolio, the AST Alger Growth Portfolio, the AST Janus Strategic Value Portfolio, and the AST Lord Abbett Bond-Debenture Portfolio) are not subject to any freeze and each such Portfolio will pay the Administrator the greater of the asset based fee or a phased-in minimum amount equal to $34,375 for the first twelve months of the Portfolio's operations. These fee arrangements will remain in effect until such time as the aggregate fee resulting from the application of revised fee schedules based on the combined average daily net assets of each Portfolio and the corresponding series of American Skandia Advisor Funds, Inc. or American Skandia Master Trust would result in a lower fee, at which point the revised fee schedules will take effect.


         Compensation   for  the  services  and   facilities   provided  by  the
Administrator under the Administration Agreement includes payment of the Administrator's "out-of-pocket" expenses. Such "out-of-pocket" expenses of the Administrator include, but are not limited to, postage and mailing, forms, envelopes, checks, toll-free lines (if requested by the Trust), telephone, hardware and telephone lines for remote terminals (if required by the Trust), wire fees, certificate issuance fees, microfiche and microfilm, telex, federal express, outside independent pricing service charges, record retention/storage and proxy solicitation, mailing and tabulation expenses (if required by the Trust). For the years ended December 31, 1997, 1998 and 1999, the Trust paid the Administrator $4,902,309, $6,582,808 and $8,445,050 respectively.

         The Administration Agreement provides that it will continue in effect from year to year. The Administration Agreement is terminable, without penalty, by the Board of Trustees, by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities, or by the Administrator, on not less than sixty days' notice. The Administration Agreement shall automatically terminate upon its assignment by the Administrator without the prior written consent of the Trust, provided, however, that no such assignment shall release Administrator from its obligations under the Agreement.

BROKERAGE ALLOCATION: Subject to the supervision of the Board of Trustees of the Trust, decisions to buy and sell securities for the Trust are made for each Portfolio by its Sub-advisor. Generally, the primary consideration in placing Portfolio securities transactions with broker-dealers is to obtain, and maintain the availability of, execution at the best net price available and in the most effective manner possible. Each Sub-advisor is authorized to allocate the orders placed by it on behalf of the applicable Portfolio to brokers who also provide research or statistical material, or other services to the Portfolio or the Sub-advisor for the use of the applicable Portfolio or the Sub-advisor's other accounts. Such allocation shall be in such amounts and proportions as the Sub-advisor shall determine and the Sub-advisor will report on said allocations either to the Investment Manager, which will report on such allocations to the Board of Trustees, or, if requested, directly to the Board of Trustees. Such reports will indicate the brokers to whom such allocations have been made and the basis therefor. The Sub-advisor may consider sale of shares of the Portfolios or variable insurance products that use the Portfolios as investment vehicles, or may consider or follow recommendations of the Investment Manager that take such sales into account, as factors in the selection of brokers to effect portfolio transactions for a Portfolio, subject to the requirements of best net price available and most favorable execution. In this regard, the Investment Manager has directed certain of the Sub-advisors to try to effect a portion of their Portfolios' transactions through broker-dealers that give prominence to variable insurance products using the Portfolios as investment vehicles, to the extent consistent with best net price available and most favorable execution.

         Subject to the rules promulgated by the SEC, as well as other regulatory requirements, a Sub-advisor also may allocate orders to brokers or dealers affiliated with the Sub-advisor or the Investment Manager. Such allocation shall be in such amounts and proportions as the Sub-advisor shall determine and the Sub-advisor will report on said allocations either to the Investment Manager, which will report on such allocations to the Board of Trustees, or, if requested, directly to the Board of Trustees.

         In  selecting a broker to execute  each  particular  transaction,  each
Sub-advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the brokerage services offered. Subject to such policies and procedures as the Board of Trustees may determine, a Sub-advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Portfolio to pay a broker that provides research services to the Sub-advisor an amount of commission for effecting an investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Sub-advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Sub-advisor's ongoing responsibilities with respect to a Portfolio or its managed accounts generally. For the years ended December 31, 1997, 1998 and 1999, aggregate brokerage commissions of $7,265,436, $15,887,946 and $24,608,079, respectively, were paid in relation to brokerage transactions for the Trust. The increase in commissions paid corresponds roughly to the increase in the Trust's net assets during those periods.

         During the years ended December 31, 1997, December 31, 1998 and December 31, 1999, brokerage commissions were paid to certain affiliates of Rowe Price-Fleming International, Inc. by the AST American Century International Growth Portfolio II (formerly, the AST T. Rowe Price International Equity Portfolio) in the amounts of $29,579, $26,497 and $15,833, respectively. For the year ended December 31, 1999, 3.0% of the total brokerage commissions paid by this Portfolio were paid to the affiliated brokers, with respect to transactions representing 3.1% of the Portfolio's total dollar amount of transactions involving the payment of commissions. Similarly, brokerage commissions were paid to Robertson Stephens & Co., an affiliate of Robertson, Stephens & Company Investment Management L.P., by the AST Alliance Growth Portfolio (formerly, the Robertson Stephens Value + Growth Portfolio) in the aggregate amounts of $68,772 and $71,751 for the years ended December 31, 1997 and 1998 respectively. Brokerage commissions in the amounts of $82,199 and $35,545 were paid to Neuberger Berman, LLC, an affiliate of Neuberger Berman Management Inc., by the AST Neuberger Berman Mid-Cap Growth Portfolio for the period from May 1, 1998 (when Neuberger Berman Management Inc. became the Portfolio's Sub-advisor) until December 31, 1998 and for the year ended December 31, 1999, respectively. For the year ended December 31, 1999, 7.0% of the total brokerage commissions paid by this Portfolio were paid to Neuberger Berman, LLC, with respect to transactions representing 8.7% of the total amount of the Portfolio's transactions involving the payment of commissions. Brokerage commissions in the amounts of $277,961 and $652,436 were paid to Neuberger Berman, LLC, by the AST Neuberger Berman Mid-Cap Value Portfolio for the period from May 1, 1998 (when Neuberger Berman Management Inc. became the Portfolio's Sub-advisor) until December 31, 1998 and for the year ended December 31, 1999, respectively. For the year ended December 31, 1999, 24.4% of the total brokerage commissions paid by this Portfolio were paid to Neuberger Berman, LLC, with respect to transactions representing 26.0% of the total amount of the Portfolio's transactions involving the payment of commissions. During the year ended December 31, 1998, brokerage commissions were paid to J.P. Morgan Securities Inc. and other affiliates of American Century Investment Management, Inc. by the AST American Century International Growth Portfolio in the amount of $91. During the years ended December 31, 1998 and December 31, 1999, brokerage commissions were paid to J.P. Morgan Securities Inc. and other affiliates of American Century Investment Management, Inc. by the AST American Century Strategic Balanced Portfolio in the amount of $3,265 and $1,355, respectively. For the year ended December 31, 1999, 0.9% of the total brokerage commissions paid by this Portfolio were paid to the affiliated brokers, with respect to transactions representing 0.4% of the total amount of the Portfolio's transactions involving the payment of commissions. During the year ended December 31, 1999, brokerage commissions were paid to J.P. Morgan Securities Inc. and other affiliates of American Century Investment Management, Inc. by the AST American Century Income and Growth Portfolio in the amount of $5,455. For that year, 1.4% of the total brokerage commissions paid by this Portfolio were paid to the affiliated brokers, with respect to transactions representing 0.8% of the total amount of the Portfolio's transactions involving the payment of commissions. For the fiscal  year  ended  December  31,  1999,  brokerage  commissions  were  paid to
NationsBanc Montgomery Services, LLC, an affiliate of Marsico Capital Management, LLC, by the AST Marsico Capital Growth Portfolio in the amount of $37,919. For that period, 2.0% of the total brokerage commissions paid by this Portfolio were paid to the affiliated broker, with respect to transactions representing 1.7% of the Portfolio's total dollar amount of transactions involving the payment of commissions.

         In addition, as described below under "Distribution Plan," certain Portfolios directed brokerage transactions to a broker-dealer acting as the clearing firm for the Trust's Distributor, which acted as introducing broker in connection with the transactions. The table below reflects the commission amounts directed to such clearing firm for each such Portfolio, the percentage of the Portfolio's total commissions this represents, and the percentage of the Portfolio's total transaction value involving the payment of commissions that was directed in this manner.

------------------------------------------------------------- --------------- ------------------------ ------------------------
Portfolio Name                                                   Commissions     % of Total Portfolio   % of Dollar Amount of
                                                                                          Commissions  Portfolio Transactions

------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST AIM International Equity Portfolio                              $121,855                     3.4%                     3.5%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Janus Overseas Growth Portfolio                                   64,399                     3.0%                     2.9%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST American Century International Growth Portfolio II                61,162                    11.6%                     9.7%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Janus Small-Cap Growth Portfolio                                  18,169                     2.3%                     1.2%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Kemper Small-Cap Growth Portfolio                                 16,105                     2.6%                     1.7%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio                         50,444                     9.9%                     8.1%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Neuberger Berman Mid-Cap Value Portfolio                         307,456                    11.5%                    11.3%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST T. Rowe Price Natural Resources Portfolio                          3,822                     1.2%                     1.5%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Marsico Capital Growth Portfolio                                 205,216                    10.6%                     8.8%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST JanCap Growth Portfolio                                          274,661                    14.2%                    13.6%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Alliance Growth and Income Portfolio                             518,065                    22.8%                    16.8%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Cohen & Steers Realty Portfolio                                    3,624                     2.1%                     1.8%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST INVESCO Equity Income Portfolio                                  178,194                    19.9%                    19.5%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST AIM Balanced Portfolio                                            45,847                     7.3%                     5.5%
------------------------------------------------------------- --------------- ------------------------ ------------------------


ALLOCATION OF INVESTMENTS: The Sub-advisors have other advisory clients, some of which have similar investment objectives to one or more Portfolios for which advisory services are being provided. In addition, a Sub-advisor may be engaged to provide advisory services for more than one of the Trust's Portfolios. There will be times when a Sub-advisor may recommend purchases and/or sales of the same securities for a Portfolio and such Sub-advisor's other clients. In such circumstances, it will be the policy of each Sub-advisor to allocate purchases and sales among a Portfolio and its other clients, including other Trust
Portfolios for which it provides advisory services, in a manner which the Sub-advisor deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding period and other pertinent factors relative to each account.

COMPUTATION OF NET ASSET VALUES: The Trust determines the net asset values of a Portfolio's shares at the close of the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. Eastern time, on each day that the Exchange is open for business. Currently, the Exchange is closed on Saturdays and Sundays and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

         All  Portfolios  with the exception of the AST Money Market  Portfolio:
The net asset value per share of all of the Portfolios with the exception of the AST Money Market Portfolio is determined by dividing the market value of its securities as of the close of trading plus any cash or other assets (including dividends and accrued interest receivable) less all liabilities (including accrued expenses), by the number of shares outstanding. Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were not transactions on that day, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is available. Any securities or other assets for which recent market quotations are not readily available are valued at fair market value as determined in good faith by or under procedures established by the Board of Trustees. Short-term obligations with sixty days or less remaining to maturity are valued on an amortized cost basis. Expenses and fees, including the investment management fees, are accrued daily and taken into account for the purpose of determining net asset value of shares.

         Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of the shares of a Portfolio generally are determined as of such earlier times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they usually are determined and the close of the Exchange. If such extraordinary events occur, their effects may not be reflected in the net asset value of a Portfolio calculated as of the close of the Exchange on that day.

         Foreign securities are valued on the basis of quotations from the primary market in which they are traded. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at an exchange rate quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

         AST Money Market Portfolio: For the AST Money Market Portfolio, all securities are valued by the amortized cost method. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of $1.00. No assurance can be given that this goal can be attained. If a difference of more than 1/2 of 1% occurs between valuation based on the amortized cost method and valuation based on market value, the Trustees will take steps necessary to reduce such deviation or any unfair results to shareholders, such as changing dividend policy, shortening the average maturity of the investments in the Portfolio or valuing securities on the basis of current market prices if available or, if not, at fair market value.

SALE OF SHARES: The Trust has entered into separate agreements for the sale of shares with American Skandia Life Assurance Corporation ("ASLAC") and Kemper Investors Life Insurance Company ("Kemper"), respectively. Pursuant to these agreements, the Trust will pay ASLAC and Kemper for printing and delivery of certain documents to the beneficial owners of Trust shares who are holders of variable annuity and variable life insurance policies issued by ASLAC and Kemper. Such documents include prospectuses, semi-annual and annual reports and any proxy materials. The Trust will pay ASLAC 0.1%, on an annualized basis, of the net asset value of the shares legally owned by any separate account of ASLAC, and will pay Kemper 0.1%, on an annualized basis, of the net asset value of the shares legally owned by the separate accounts of Kemper named in the sales agreement. A complete description of the manner by which the Trust's shares may be purchased and redeemed appears in the Prospectus under the heading "Purchase and Redemption of Shares."

         Distribution  Plan.  The Trust has  adopted  a  Distribution  Plan (the
"Distribution Plan") under Rule 12b-1 under the 1940 Act to permit American Skandia Marketing, Inc. ("ASM"), an affiliate of the Investment Manager, to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolios. Under the Distribution Plan, ASM may use the brokerage commissions received to pay various distribution-related expenses, such as advertising, printing of sales materials, training sales personnel, and paying marketing fees requested by broker-dealers who sell variable annuity contracts and variable life insurance policies the premiums for which are invested in Shares of the Trust ("variable contracts"). ASM may receive compensation under the Distribution Plan regardless of whether it actually uses such compensation to pay distribution expenses. However, it is anticipated that amounts received by ASM under the Distribution Plan will be used entirely to pay distribution expenses and administrative expenses relating to implementation and operation of the Distribution Plan, and that ASM likely will not earn a profit directly from the compensation received under the Distribution Plan. During the year ended December 31, 1999, ASM received $1,548,117 from the Portfolios under the Distribution Plan, all of which was used by ASM to provide compensation to broker-dealers.

         The Distribution Plan was adopted by a majority vote of the Trustees of the Trust, including at least a majority of Trustees who are not "interested persons" of the Portfolios (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Distribution Plan, cast in person at a meeting called for the purpose of voting on the Plan. In approving the Distribution Plan, the Trustees of the Trust considered, among other factors, that the Distribution Plan could improve ASM's ability to attract new investments in the Portfolios by enabling it to compensate broker-dealers selling variable products adequately and in the most effective manner, and that the resulting increase in the Portfolios' assets should enable the Portfolios to achieve greater economies of scale and lower their per-share operating expenses. The Trustees of the Trust believe that there is a reasonable likelihood that the Distribution Plan will benefit each Portfolio and its current and future shareholders in the manner contemplated. The Distribution Plan was also approved by a majority of the outstanding voting securities of each Portfolio.

         The Distribution Plan, pursuant to its terms, remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Distribution Plan may not be amended to materially change the source of monies from which distribution expenses are paid under the Plan without approval of the shareholders of each Portfolio affected thereby entitled to vote thereon under the 1940 Act, and material amendments to the Distribution Plan must also be approved by the Trustees of the Trust in the manner described above. The Distribution Plan may be terminated at any time, without payment of a penalty, by vote of the majority of the Trustees of the Trust who are not interested persons of a Portfolio and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of each Portfolio affected thereby entitled to vote thereon under the 1940 Act. The Distribution Plan will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).

         Under the terms of the Distribution Plan, ASM provides to each Portfolio, for review by the Trustees of the Trust, a quarterly written report of the amounts received by ASM under the Plan, the amounts expended under the Plan, and the purposes for which such expenditures were made. The Trustees of the Trust will review such information on compensation and expenditures in considering the continued appropriateness of the Distribution Plan.

         The distribution expenses paid under the Distribution Plan will be intended to result in the sale of variable products, the assets attributable to which may be invested in various Portfolios of the Trust. As a result, brokerage commissions incurred by a Portfolio under the Distribution Plan may be used in a manner that promotes the sale of shares of other Portfolios. Certain Portfolios of the Trust may not be available for new or additional investments. Distribution expenses will be allocated among the Portfolios on different bases (e.g., relative asset size and relative new sales of the Portfolios) depending on the nature of the expense and the manner in which the amount of such expense is determined.

DESCRIPTION OF SHARES OF THE TRUST: The amendment and restatement of the Trust's Declaration of Trust dated October 31, 1988, which governs certain Trust matters, permits the Trust's Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share. Each share entitles the holder to one vote for the election of Trustees and on all other matters that are not specific to one class of shares, and to participate equally in dividends, distributions of capital gains and net assets of each applicable Portfolio. Only shareholders of shares of a specific Portfolio may vote on matters specific to that Portfolio. Shares of one class may not bear the same economic relationship to the Trust as shares of another class. In the event of dissolution or liquidation, holders of shares of a Portfolio will receive pro rata, subject to the rights of creditors, the proceeds of the sale of the assets held in such Portfolio less the liabilities attributable to such Portfolio. Shareholders of a Portfolio will not be liable for the expenses, obligations or debts of another Portfolio.

         There are no preemptive or conversion rights applicable to any of the Trust's shares. The Trust's shares, when issued, will be fully paid, non-assessable and transferable. The Trustees may at any time create additional series of shares without shareholder approval.

         Generally, there will not be annual meetings of shareholders. A Trustee may, in accordance with certain rules of the SEC, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Trust's custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a Trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request.

         Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders. The Declaration of Trust provides for indemnification out of the Trust's property for all loss and expense of any shareholder of the Trust held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.

         The Declaration of Trust further provides that the Trustees will have no personal liability to any person in connection with the Trust property or affairs of the Trust except for that arising from his bad faith, willful misfeasance, gross negligence or reckless disregard of his duty to that person. All persons must look solely to the Trust property for satisfaction of claims of any nature arising in connection with the Trust's affairs. In general, the Declaration of Trust provides for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which the Trustee or officer acted in bad faith, or with willful misfeasance, gross negligence or reckless disregard of his duties.

UNDERWRITER: The Trust is presently used for funding variable annuities and variable life insurance. Pursuant to an exemptive order of the SEC, the Trust may also sell its shares directly to qualified plans. If the Trust does sell its shares to qualified plans other than the profit sharing plan covering employees of American Skandia Life Assurance Corporation and its affiliates, it intends to use American Skandia Marketing, Incorporated ("ASM, Inc.") or another affiliated broker-dealer as underwriter, if so required by applicable law. ASM, Inc. is registered as a broker-dealer with the SEC and the National Association of Securities Dealers. It is an affiliate of American Skandia Life Assurance Corporation and the Investment Manager, being a wholly-owned subsidiary of American Skandia, Incorporated. As of the date of this Statement, ASM, Inc. has not received payments from the Trust in connection with any brokerage or underwriting services provided to the Trust.

TAX MATTERS: This discussion of federal income tax consequences applies to the Participating Insurance Companies and qualified plans because these entities are the shareholders of the Trust. The Trust intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. It is the Trust's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code so that the Trust will satisfy the distribution requirement of Subchapter M and not be subject to federal income taxes or the 4% excise tax.

         Distributions by the Trust of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes, but will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent designated as attributable to dividends received by the Trust in a notice from the Trust. Distributions by the Trust of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder held his shares.

         Portions of certain Portfolio's investment income may be subject to foreign income taxes withheld at source. The Trust may elect to "pass-through" to the shareholders of such Portfolios these foreign taxes, in which event each shareholder will be required to include his pro rata portion thereof in his gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit for such amount.

         Distributions to shareholders are treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Trust. In general, distributions by the Trust are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Trust and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made or deemed made during the year, including any amount of foreign taxes "passed through," will be sent to shareholders promptly after the end of each year. Notwithstanding the foregoing, distributions by the Trust to certain Qualified Plans may be exempt from federal income tax.

         Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in Treasury regulations. For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look-through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of its shares. The Trust intends to satisfy these ownership conditions. Further, the Trust intends that each Portfolio separately will be adequately diversified. Accordingly, a segregated asset account investing solely in shares of a Portfolio will be adequately diversified, and a segregated asset account investing in shares of one or more Trust Portfolios and shares of other adequately diversified funds generally will be adequately diversified.

         The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Statement, and is subject to change by legislative or administrative action. A description of other tax considerations generally affecting the Trust and its shareholders is found in the section of the Prospectus entitled "Tax Matters." No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders. The discussion herein in the Prospectus is not intended as a substitute for careful tax planning.

PERFORMANCE: The Portfolios may measure performance in terms of total return, which is calculated for any specified period of time by assuming the purchase of shares of the Portfolio at the net asset value at the beginning of the period. Quotations of average annual return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in such Portfolio over periods of 1, 5, and 10 years (up to the life of the Portfolio) and for such other periods as deemed appropriate by the Investment Manager. These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1+T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Each dividend or other distribution paid by each Portfolio during such period is assumed to have been reinvested at the net asset value on the reinvestment date. The shares then owned as a result of this process are valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value. All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis.

         Each Portfolio's cumulative total return shows a Portfolio's overall dollar or percentage change in value, including changes in share price and assuming each Portfolio's dividends and capital gains distributions are reinvested. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if a Portfolio's performance had been constant over the entire period. Because average annual returns for more than one year tend to smooth out variations in each Portfolio's return, investors should recognize that such figures are not the same as actual year-by-year results. To illustrate the components of overall performance, a Portfolio may separate its cumulative and average annual returns into income results and capital gains or losses. The average annual total return of each Portfolio that had commenced operations as of June 30, 2000, computed as of that date, is shown in the table below. Such performance information is historical and is not intended to indicate future performance of the Portfolio. The performance information does not reflect any charges associated with the variable insurance contracts through which Portfolio shares are purchased, and would be lower if it did.

Total Return

                                                     Date                                                           Since
                                                  Available     One Year    Three       Five Years      Ten       Inception

                                                   for Sale                   Years                    Years

------------------------------------------------ ------------- ------------ ----------- ------------ ----------- ------------
AST Founders Passport Portfolio(1)                 05/02/95       58.18%       21.80%      17.30%       N/A         17.06%
AST AIM Internat'l Equity Portfolio(2)             05/17/89       33.65%       21.36%      20.38%       12.43%      14.59%
AST Janus Overseas Growth Portfolio                01/02/97       60.76%       28.06%      N/A          N/A         29.05%
AST American Century Internat'l Growth             01/02/97       43.90%       22.26%      N/A          N/A         23.87%
Portfolio
AST   American   Century    Internat'l   Growth    01/04/94       18.08%       8.13%       11.34%       N/A         8.65%
Portfolio II(3)
AST MFS Global Equity Portfolio*                   10/18/99      N/A           N/A         N/A          N/A         11.28%
AST Janus Small-Cap Growth Portfolio(4)            01/04/94      54.79%        30.07%      24.01%       N/A         22.59%
AST Kemper Small-Cap Growth Portfolio              01/04/99      67.76%        N/A         N/A          N/A         38.54%
AST Lord Abbett Small Cap Value Portfolio          01/02/98       9.95%        N/A         N/A          N/A         8.13%
AST Gabelli Small-Cap Value Portfolio(5)           01/02/97       6.96%        4.99%       N/A          N/A         8.19%
AST Janus Mid-Cap Growth Portfolio*                05/01/00       N/A          N/A         N/A          N/A         1.70%
AST Neuberger Berman Mid-Cap Growth                10/20/94       65.81%       31.24%      25.78%       N/A         24.37%
Portfolio(6)

AST Neuberger Berman Mid-Cap Value Portfolio(7)    05/04/93       -1.15%       7.85%       11.67%       N/A         9.64%
AST Alger All-Cap Growth Portfolio*                01/03/00       N/A          N/A         N/A          N/A         -12.30%
AST T. Rowe Price Natural Resources Portfolio      05/02/95       9.84%        5.80%       12.57%       N/A         12.32%
AST Alliance Growth Portfolio(8)                   05/02/96       38.00%       23.22%      N/A          N/A         23.08%
AST MFS Growth Portfolio*                          10/18/99       N/A          N/A         N/A          N/A         16.63%
AST Marsico Capital Growth Portfolio               12/22/97       25.21%       N/A         N/A          N/A         32.15%
AST JanCap Growth Portfolio                        11/06/92       21.02%       37.86%      35.30%       N/A         26.92%



AST Cohen & Steers Realty Portfolio                01/02/98       4.80%        N/A         N/A          N/A         -2.04%

AST  Sanford   Bernstein   Managed   Index  500    01/02/98       6.04%        N/A         N/A          N/A         17.98%
Portfolio(9)

AST American Century Income & Growth               01/02/97       3.49%        12.50%      N/A          N/A         14.90%
Portfolio(10)
AST Alliance Growth and Income Portfolio(11)       05/01/92       -0.83%       10.82%      15.62%       N/A         14.42%
AST MFS Growth with Income Portfolio*              10/18/99       N/A          N/A         N/A          N/A         6.31%
AST INVESCO Equity Income Portfolio                01/04/94       2.93%        11.79%      15.91%       N/A         14.16%
AST AIM Balanced Portfolio(12)                     05/04/93       15.53%       14.01%      15.50%       N/A         12.83%
AST American Century Strategic Balanced            01/02/97       6.63%        13.65%      N/A          N/A         13.65%
Portfolio
AST T. Rowe Price Asset Allocation Portfolio       01/04/94       6.59%        12.13%      13.86%       N/A         12.71%
AST T. Rowe Price Global Bond Portfolio(13)        05/03/94       -1.68%       0.19%       1.70%        N/A         1.81%
AST Federated High Yield Portfolio                 01/04/94       -2.92%       3.09%       7.23%        N/A         6.75%
AST PIMCO Total Return Bond Portfolio              01/04/94       4.35%        6.28%       6.59%        N/A         6.24%
AST PIMCO Limited Maturity Bond Portfolio          05/02/95       4.88%        5.43%       5.53%        N/A         5.46%

* Returns for these Portfolios are not annualized.

(1) Prior to October 15, 1996, Seligman Henderson Co. served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.

(2) Prior to October 15, 1996, Seligman Henderson Co. served as Sub-advisor to the Portfolio. From October 15, 1996 to May 3, 1999, Putnam Investment Management, Inc. served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisors.

(3) Prior to May 1, 2000, Rowe Price-Fleming International, Inc. served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.

(4) Prior to January 1, 1999, Founders Asset Management LLC served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.

(5) Prior to October 13, 2000, T. Rowe Price Associates, Inc. served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during which the Portfolio was sub-advised by the prior Sub-advisor.

(6) Prior to May 1, 1998, Berger Associates, Inc. served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.

(7) Prior to May 1, 1998, Federated Investment Counseling served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.

(8) Prior to December 31, 1998, Robertson, Stephens & Company Investment Management L.P. served as Sub-advisor to the Portfolio. From December 31, 1999 to April 30, 2000, OppenheimerFunds, Inc. served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisors.

(9) Prior to May 1, 2000, Bankers Trust Company served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.

(10) Prior to May 4, 1999, Putnam Investment Management, Inc. served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.

(11) Prior to May 1, 2000, Lord, Abbett & Co., Inc. served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.

(12) Prior to October 15, 1996, Phoenix Investment Counsel, Inc. served as Sub-advisor to the Portfolio. From October 15, 1996 to May 3, 1999, Putnam Investment Management served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisors.

(13) Prior to May 1, 1996, Scudder, Stevens & Clark, Inc. served as Sub-advisor to the Portfolio. The performance information provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.

         The Portfolios may also measure performance in terms of yield. Each Portfolio's yield shows the rate of income the Portfolio earns on its investments as a percentage of the Portfolio's share price. Quotations of a Portfolio's yield (other than the AST Money Market Portfolio) are based on the investment income per share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:

                            YIELD = 2[(a-b + 1)6 -1]
                                       ---
                                       cd

where:   a = dividend and interest income
         b = expenses accrued for the period
         c = average daily number of shares outstanding during the period that were entitled to receive dividends d = maximum net asset value per share on the last day of the period

         For the Portfolio's investments denominated in foreign currencies, income and expenses are calculated in their respective currencies and then converted to U.S. dollars. Yields are calculated according to methods that are standardized for all stock and bond funds. Because yield calculation methods differ from the method used for other accounting purposes (for instance, currency gains and losses are not reflected in the yield calculation), a Portfolio's yield may not equal the income paid to shareholders' accounts or the income reported in the Portfolio's financial statements.

         The AST Money Market Portfolio yield refers to the income generated by an investment in the Portfolio over a seven-day period expressed as an annual percentage rate. Such Portfolio also may calculate an effective yield by compounding the base period return over a one-year period. The effective yield will be slightly higher than the yield because of the compounding effect on this assumed reinvestment.

         The current yield and effective yield calculations for shares of the AST Money Market Portfolio are illustrated for the seven-day period ended June 30, 2000:

                           Current Yield              Effective Yield
                           -------------              ---------------
                               5.75%                       5.92%

         Such Portfolio's total return is based on the overall dollar or percentage change in value of a hypothetical investment in the Portfolio assuming dividend distributions are reinvested.

         The Portfolios impose no sales or other charges that would impact the total return or yield computations. Portfolio performance figures are based upon historical results and are not intended to indicate future performance. The investment return and principal value of an investment in any of the Portfolios will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         Yield and total returns quoted from the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular insurance product. Because shares of the Portfolios may be purchased through variable insurance contracts, the prospectus of the Participating Insurance Company sponsoring such contract should be carefully reviewed for information on relevant charges and expenses. Excluding these charges from quotations of each Portfolio's performance has the effect of increasing the performance quoted. The effect of these charges should be considered when comparing a Portfolio's performance to that of other mutual funds. In advertising and sales literature, these figures will be accompanied by figures that reflect the applicable contract charges.

         From time to time in advertisements or sales material, the Portfolios (or Participating Insurance Companies) may discuss their performance ratings or other information as published by recognized mutual fund statistical or rating services, such as Lipper Analytical Services, Inc., Morningstar or by publications of general interest, such as Forbes or Money. The Portfolios may also compare their performance to that of other selected mutual funds, mutual fund averages or recognized stock market indicators, including the Standard & Poor's 500 Stock Index, the Standard & Poor Midcap Index, the Dow Jones Industrial Average, the Russell 2000 and the NASDAQ composite. In addition, the Portfolios may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Each of the AST Janus Overseas Growth Portfolio, AST T. Rowe Price Global Bond Portfolio, AST Founders Passport Portfolio, AST American Century International Growth Portfolio, AST American Century International Growth Portfolio II and AST AIM International Equity Portfolio may compare its performance to the record of global market indicators such as Morgan Stanley Capital International Europe, Australia, Far East Index (EAFE Index), an unmanaged index of foreign common stock prices translated into U.S. dollars. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Portfolios and such other funds or market indicators may be comprised of securities that differ significantly from the Portfolios' investments.

CUSTODIAN:

         The custodian for all cash and securities holdings of the AST Founders Passport Portfolio, AST Scudder Japan Portfolio, AST AIM International Equity Portfolio, AST Janus Overseas Growth Portfolio, AST American Century International Growth Portfolio, AST American Century International Growth Portfolio II, AST MFS Global Equity Portfolio and AST T. Rowe Price Global Bond Portfolio is The Chase Manhattan Bank, One Pierrepont, Brooklyn, New York. The custodian for all cash and securities holdings of the other Portfolios is PFPC Trust Company, Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113. For these Portfolios, The Chase
Manhattan Bank will serve as co-custodian with respect to foreign securities holdings.

OTHER INFORMATION:


         Principal Holders: As of October 2, 2000, more than 99% of each Portfolio was owned of record by American Skandia Life Assurance Corporation ("ASLAC") on behalf of the owners of variable insurance products issued by ASLAC. As of October 2, 2000, the amount of shares of the Trust owned by the ten persons who were the officers and directors of the Trust at that time and who are shown as such in the section of this Statement entitled "Management," was less than one percent of the shares. To the knowledge of the Trust, no person owned beneficially more than 5% of any class of the Trust's outstanding shares as of October 2, 2000.


         The Participating Insurance Companies are not obligated to continue to invest in shares of any Portfolio under all circumstances. Variable annuity and variable life insurance policy holders should refer to the prospectuses for such products for a description of the circumstances in which such a change might occur.

         Reports to Holders: Holders of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies for which shares of the Trust are the investment vehicle will receive from the Participating Insurance Companies, unaudited semi-annual financial statements and audited year-end financial statements. Participants in the Skandia Qualified Plan may request such information from the plan's trustees. Each report will show the investments owned by the Trust and the market values of the investments and will provide other information about the Trust and its operations.


FINANCIAL STATEMENTS: The statements which follow in Appendix A of this Statement of Additional Information are Audited Financial Statements for the Trust for the year ended December 31, 1999, as well as Unaudited Financial Statements for the period ending June 30, 2000. To the extent and only to the extent that any statement in a document incorporated by reference into this Statement is modified or superseded by a statement in this Statement or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Statement.


        You may obtain, without charge, a copy of any or all the documents incorporated by reference in this Statement, including any exhibits to such documents which have been specifically incorporated by reference. We send such documents upon receipt of your written or oral request. Please address your request to American Skandia Trust, P.O. Box 883, Shelton, Connecticut, 06484 or call (203) 926-1888.

           APPENDIX A FINANCIAL STATEMENTS FOR AMERICAN SKANDIA TRUST

                                         AMERICAN SKANDIA TRUST
                                        SCHEDULES OF INVESTMENTS
                                        JUNE 30, 2000 (UNAUDITED)

                                 AST AIM INTERNATIONAL EQUITY PORTFOLIO
                                AST ALLIANCE GROWTH AND INCOME PORTFOLIO
                                       AST JANCAP GROWTH PORTFOLIO
                                       AST MONEY MARKET PORTFOLIO
                              AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
                                       AST AIM BALANCED PORTFOLIO
                                   AST FEDERATED HIGH YIELD PORTFOLIO
                              AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                                  AST PIMCO TOTAL RETURN BOND PORTFOLIO
                                   AST INVESCO EQUITY INCOME PORTFOLIO
                                  AST JANUS SMALL-CAP GROWTH PORTFOLIO
                                AST AMERICAN CENTURY INTERNATIONAL GROWTH
                                              PORTFOLIO II
                                 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
                              AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                                     AST FOUNDERS PASSPORT PORTFOLIO
                              AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                                AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                                      AST ALLIANCE GROWTH PORTFOLIO
                                   AST JANUS OVERSEAS GROWTH PORTFOLIO
                             AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
                            AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
                                AST AMERICAN CENTURY INTERNATIONAL GROWTH
                                                PORTFOLIO
                             AST T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
                                  AST MARSICO CAPITAL GROWTH PORTFOLIO
                                   AST COHEN & STEERS REALTY PORTFOLIO
                                AST LORD ABBETT SMALL CAP VALUE PORTFOLIO
                            AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO
                                  AST KEMPER SMALL-CAP GROWTH PORTFOLIO
                                     AST MFS GLOBAL EQUITY PORTFOLIO
                                        AST MFS GROWTH PORTFOLIO
                                  AST MFS GROWTH WITH INCOME PORTFOLIO
                                   AST ALGER ALL-CAP GROWTH PORTFOLIO
                                   AST JANUS MID-CAP GROWTH PORTFOLIO

AST AIM INTERNATIONAL EQUITY PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
FOREIGN STOCK -- 90.1%
AUSTRALIA -- 1.1%
    AMP Ltd...........................    255,000   $  2,602,822
    Brambles Industries Ltd...........     73,400      2,262,421
    Cable & Wireless Optus Ltd.*......    580,000      1,734,254
    Telstra Corp......................    907,000      2,069,409
                                                    ------------
                                                       8,668,906
                                                    ------------
BELGIUM -- 0.2%
    Tele Centro Sul Participacoes SA
      [ADR]...........................     19,203      1,403,019
                                                    ------------
BRAZIL -- 1.0%
    Embartel Participacoes SA [ADR]...     90,500      2,138,063
    Petroleo Brasileiro SA*...........    143,000      4,320,241
    Telecomunicacoes de Sao Paulo SA
      [ADR]...........................     54,000        999,000
                                                    ------------
                                                       7,457,304
                                                    ------------
CANADA -- 8.8%
    Bombardier, Inc. Cl-B.............    425,065     11,532,672
    C-Mac Industries, Inc.*...........    147,800      6,982,661
    Celestica, Inc.*..................    154,000      7,493,841
    Mitel Corp.*......................    156,100      3,255,441
    Nortel Networks Corp. NY Reg.*....    332,600     22,699,951
    Rogers Communications, Inc.
      Cl-B*...........................    266,000      7,531,164
    Shaw Communications, Inc. Cl-B....    277,400      6,833,573
                                                    ------------
                                                      66,329,303
                                                    ------------
DENMARK -- 1.5%
    Novo-Nordisk AS Cl-B..............     45,150      7,716,312
    Vestas Wind Systems AS............     99,900      3,684,239
                                                    ------------
                                                      11,400,551
                                                    ------------
FINLAND -- 3.0%
    Nokia AB Oyj......................    436,584     22,369,071
                                                    ------------
FRANCE -- 14.0%
    Alcatel Corp......................    132,500      8,725,796
    Altran Technologies SA............     53,100     10,439,810
    AXA SA............................     74,447     11,775,072
    Banque National de Paris..........    133,627     12,911,811
    Legrand SA........................     32,525      7,326,855
    M6 Metropole Television...........     28,800      1,755,828
    Peugeot Citroen SA................     26,600      5,359,778
    Pinault-Printemps Redoute SA......     32,500      7,249,569
    Societe Generale..................    121,200      7,319,402
    Societe Television Francaise......    115,170      8,059,250
    STMicroelectronics NV.............    186,250     11,783,455
    Total Fina SA Cl-B*...............     86,600     13,332,016
                                                    ------------
                                                     106,038,642
                                                    ------------
GERMANY -- 4.8%
    Epcos AG*.........................     81,300      8,276,515
    Infineon Technologies AG [ADR]*...     85,300      6,982,956
    Intershop Communications AG.......      4,500      2,066,238
    Marschollek, Lautenschlaeger und
      Partner AG Pfd. ................      3,400      1,693,156
    Porsche AG Pfd. ..................      1,900      5,163,439
    Siemens AG........................     78,200     11,753,988
                                                    ------------
                                                      35,936,292
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
HONG KONG -- 3.5%
    China Telecom Ltd.................  1,761,000   $ 15,531,531
    Dao Heng Bank Group Ltd...........    728,000      3,222,053
    Hutchison Whampoa Ltd.............    589,600      7,412,524
                                                    ------------
                                                      26,166,108
                                                    ------------
ITALY -- 1.1%
    Gruppo Editoriale L'Espresso......     97,000      1,245,044
    Telecom Italia Mobile SPA.........    671,000      6,882,381
                                                    ------------
                                                       8,127,425
                                                    ------------
JAPAN -- 16.8%
    Advantest Corp....................     44,100      9,857,752
    DDI Corp. ........................        655      6,314,655
    Hirose Electric Co. Ltd...........     44,500      6,944,088
    Hoya Corp.........................     51,000      4,579,330
    Matsushita Communication
      Industrial Co. Ltd..............     37,000      4,329,428
    Mitsumi Electric Co. Ltd..........        700         25,803
    Murata Manufacturing Co. Ltd......     47,000      6,761,151
    NEC Corp..........................    390,000     12,274,872
    Nippon Telegraph & Telephone
      Corp. ..........................        473      6,303,596
    NTT Data Corp.....................        373      3,842,762
    NTT Mobile Communication Network,
      Inc.............................        273      7,405,471
    Ricoh Co. Ltd.....................    217,000      4,604,518
    Rohm Co. Ltd......................     19,000      5,567,028
    Sanix, Inc........................     50,400      2,667,637
    Sanyo Electric Co.................  1,355,000     12,217,879
    Sharp Corp. ......................    171,000      3,030,439
    Sony Corp.........................     62,000      5,801,429
    Takeda Chemical Industries Ltd....    120,000      7,894,027
    Tokyo Electron Ltd................     69,000      9,469,430
    Trend Micro, Inc.*................     42,800      7,079,294
                                                    ------------
                                                     126,970,589
                                                    ------------
KOREA -- 2.5%
    Korea Telecom Corp. [ADR].........     86,200      4,169,925
    LG Chemical Ltd...................    113,000      2,260,024
    Pohang Iron & Steel Co. Ltd.
      [ADR]...........................    140,600      3,374,400
    Samsung Electronics Co. ..........     28,200      9,332,654
                                                    ------------
                                                      19,137,003
                                                    ------------
MEXICO -- 3.6%
    Cifra SA de CV Cl-C*..............  1,656,800      3,820,851
    Coca-Cola Femsa SA [ADR]..........    148,503      2,802,994
    Fomento Economico Mexicano
      SA de CV [ADR]..................    126,400      5,443,100
    Grupo Modelo SA de CV Cl-C*.......    830,000      1,926,764
    Grupo Televisa SA [GDR]...........    100,100      6,900,644
    Kimberly-Clark de Mexico SA
      Cl-A*...........................    363,000      1,032,592
    Telefonos de Mexico
      SA Cl-L [ADR]...................     94,226      5,382,660
                                                    ------------
                                                      27,309,605
                                                    ------------
NETHERLANDS -- 3.6%
    ASM Lithography Holding NV*.......    128,300      5,536,873
    Koninklijke (Royal) Philips
      Electronics NV..................    315,536     14,941,984
    VNU NV............................    122,700      6,363,181
                                                    ------------
                                                      26,842,038
                                                    ------------

AST AIM INTERNATIONAL EQUITY PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
SINGAPORE -- 1.5%
    Chartered Semiconductor
      Manufacturing Ltd. [ADR]*.......     21,600   $  1,944,000
    Datadraft Asia Ltd................    268,840      2,365,792
    DBS Group Holdings Ltd............    267,675      3,436,931
    Keppel Corp. Ltd..................    748,000      1,618,018
    Singapore Press Holdings Ltd......    141,000      2,201,876
                                                    ------------
                                                      11,566,617
                                                    ------------
SPAIN -- 1.5%
    Telefonica SA*....................    508,887     10,975,803
                                                    ------------
SWEDEN -- 3.6%
    Ericsson, (L.M.) Telephone Co.
      Cl-B............................    725,200     14,428,394
    Netcom AB Cl-B....................    128,500      9,537,814
    OM Gruppen AB.....................     71,000      3,189,476
                                                    ------------
                                                      27,155,684
                                                    ------------
SWITZERLAND -- 6.9%
    ABB AG............................     96,870     11,631,644
    Adecco SA.........................     13,825     11,783,902
    Compagnie Financiere Richemont AG
      Cl-A Units......................      3,810     10,297,804
    Kudelski SA*......................        190      2,397,683
    Serono SA Cl-B....................      8,640      7,226,257
    Zurich Allied AG..................     18,400      9,120,395
                                                    ------------
                                                      52,457,685
                                                    ------------
TAIWAN -- 1.1%
    Far Eastern Textile Ltd. [GDR]
      144A............................    165,000      2,070,750
    Taiwan Semiconductor Manufacturing
      Co. Ltd. [ADR]*.................    168,924      6,545,823
                                                    ------------
                                                       8,616,573
                                                    ------------
THAILAND -- 0.1%
    Siam Commercial Bank..............  1,860,000        948,405
                                                    ------------
UNITED KINGDOM -- 9.9%
    ARM Holdings PLC*.................    751,500      8,054,833
    British Petroleum Co. PLC.........    548,000      5,259,738
    Capita Group PLC..................    352,800      8,636,403
    CMG PLC...........................    413,200      5,862,117
    Dialog Semiconductor PLC..........     25,000      1,318,060
    Logica PLC........................    128,400      3,040,157
    Marconi PLC.......................    607,400      7,908,016
    Pace Micro Technology PLC.........    292,000      4,221,633
    Shell Transport & Trading Co.
      PLC.............................  1,345,700     11,235,389
    Vodafone AirTouch PLC.............  2,589,812     10,468,243
    WPP Group PLC.....................    617,338      9,018,714
                                                    ------------
                                                      75,023,303
                                                    ------------
TOTAL FOREIGN STOCK
  (Cost $523,936,596).................               680,899,926
                                                    ------------

                                           PAR
                                          (000)        VALUE
                                          -----        -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.0%
    Federal National Mortgage Assoc.
      6.57%, 07/03/00
    (Cost $68,117,128)................  $  68,142   $ 68,117,128
                                                    ------------
                                         SHARES
                                         ------
U.S. STOCK -- 0.6%
INTERNET SERVICES -- 0.1%
    Crayfish Co. Ltd.*................    161,000      1,127,000
                                                    ------------
OIL & GAS -- 0.3%
    Gulf Indonesia Resources Ltd.*....    216,000      1,728,000
                                                    ------------
TELECOMMUNICATIONS -- 0.2%
    360 Networks, Inc.*...............     91,000      1,387,750
                                                    ------------
TOTAL U.S. STOCK
  (Cost $10,795,050)..................                 4,242,750
                                                    ------------
TOTAL INVESTMENTS -- 99.7%
  (Cost $602,848,774).................               753,259,804
OTHER ASSETS LESS
  LIABILITIES -- 0.3%.................                 2,335,013
                                                    ------------
NET ASSETS -- 100.0%..................              $755,594,817
                                                    ============

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of June 30, 2000. Percentages are based on net assets.

INDUSTRY
- --------
Advertising........................................     1.2%
Automobile Manufacturers...........................     1.4%
Beverages..........................................     0.6%
Broadcasting.......................................     5.4%
Building Materials.................................     0.4%
Business Services..................................     9.0%
Chemicals..........................................     0.3%
Computer Services & Software.......................     3.1%
Consumer Products & Services.......................     2.4%
Electronic Components & Equipment..................    15.8%
Financial-Bank & Trust.............................     3.1%
Financial Services.................................     1.2%
Healthcare Services................................     0.6%
Industrial Products................................     1.6%
Insurance..........................................     3.1%
Office Equipment...................................     0.6%
Oil & Gas..........................................     4.5%
Paper & Forest Products............................     0.1%
Pharmaceuticals....................................     3.0%
Retail & Merchandising.............................     1.5%
Semiconductors.....................................     6.8%
Telecommunications.................................    24.4%
                                                       ----
Total..............................................    90.1%
                                                       ====

- ------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, this security amounted to 0.3% of net assets.

See Notes to Financial Statements.

AST ALLIANCE GROWTH AND INCOME PORTFOLIO
- ------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
COMMON STOCK -- 97.8%
AEROSPACE -- 1.3%
    Honeywell International,
      Inc. ........................     550,000   $   18,528,125
                                                  --------------
AIRLINES -- 2.3%
    Continental Airlines, Inc.
      Cl-B*........................     250,000       11,749,999
    Delta Air Lines, Inc. .........     225,000       11,376,563
    UAL Corp. .....................     175,000       10,182,813
                                                  --------------
                                                      33,309,375
                                                  --------------
BEVERAGES -- 2.5%
    Pepsi Bottling Group, Inc. ....   1,250,000       36,484,375
                                                  --------------
BROADCASTING -- 1.0%
    Clear Channel Communications,
      Inc.*........................     200,000       15,000,000
                                                  --------------
BUILDING MATERIALS -- 1.7%
    Masco Corp. ...................     900,000       16,256,250
    U.S. Industries, Inc. .........     700,000        8,487,500
                                                  --------------
                                                      24,743,750
                                                  --------------
BUSINESS SERVICES -- 3.9%
    First Data Corp. ..............   1,150,000       57,068,750
                                                  --------------
CHEMICALS -- 3.6%
    Dow Chemical Co. ..............     675,000       20,376,563
    Eastman Chemical Co. ..........     225,000       10,743,750
    Lyondell Chemical Co. .........     500,000        8,375,000
    Solutia, Inc. .................   1,000,000       13,750,000
                                                  --------------
                                                      53,245,313
                                                  --------------
CLOTHING & APPAREL -- 0.6%
    Limited, Inc. .................     400,000        8,650,000
                                                  --------------
COMPUTER HARDWARE -- 2.2%
    Compaq Computer Corp. .........     650,000       16,615,625
    Gateway, Inc.*.................     275,000       15,606,250
                                                  --------------
                                                      32,221,875
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 2.5%
    Computer Sciences Corp.*.......     211,300       15,781,469
    Electronic Data Systems
      Corp. .......................     500,000       20,624,999
    Unisys Corp.*..................           1               15
                                                  --------------
                                                      36,406,483
                                                  --------------
CONGLOMERATES -- 10.0%
    Philip Morris Companies,
      Inc. ........................   1,200,000       31,875,000
    Tyco International Ltd. .......   1,250,000       59,218,749
    United Technologies Corp. .....   1,000,000       58,875,000
                                                  --------------
                                                     149,968,749
                                                  --------------
ELECTRONIC COMPONENTS &
  EQUIPMENT -- 1.5%
    Solectron Corp.*...............     275,000       11,515,625
    Texas Instruments, Inc. .......     150,000       10,303,125
                                                  --------------
                                                      21,818,750
                                                  --------------
ENERGY SERVICES -- 0.8%
    Dynegy, Inc. ..................     175,000       11,954,688
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----
ENTERTAINMENT & LEISURE -- 3.4%
    Mattel, Inc. ..................     600,000   $    7,912,500
    Royal Caribbean Cruises
      Ltd. ........................     400,000        7,400,000
    Time Warner, Inc. .............     280,976       21,354,176
    Viacom, Inc. Cl-B*.............     200,000       13,637,500
                                                  --------------
                                                      50,304,176
                                                  --------------
FINANCIAL-BANK & TRUST -- 7.8%
    Bank of America Corp. .........   1,000,000       43,000,000
    Bank One Corp. ................     600,000       15,937,500
    Chase Manhattan Corp. .........   1,250,000       57,578,125
                                                  --------------
                                                     116,515,625
                                                  --------------
FINANCIAL SERVICES -- 8.2%
    Associates First Capital Corp.
      Cl-A.........................   1,650,000       36,815,625
    CIT Group......................     500,000        8,125,000
    Fleet Financial Group, Inc. ...     250,000        8,500,000
    Household International,
      Inc. ........................   1,150,000       47,796,875
    Morgan Stanley Dean Witter &
      Co. .........................     125,000       10,406,250
    Wells Fargo & Co. .............     275,000       10,656,250
                                                  --------------
                                                     122,300,000
                                                  --------------
FOOD -- 4.7%
    Archer Daniels Midland Co. ....     400,000        3,925,000
    Kroger Co.*....................   3,000,000       66,187,500
                                                  --------------
                                                      70,112,500
                                                  --------------
HEALTHCARE SERVICES -- 4.8%
    HCA - The Healthcare Corp. ....     300,000        9,112,500
    Tenet Healthcare Corp. ........   2,000,000       54,000,000
    United HealthGroup, Inc. ......     100,000        8,575,000
                                                  --------------
                                                      71,687,500
                                                  --------------
INSURANCE -- 2.4%
    Ace Ltd. ......................     850,000       23,800,000
    MGIC Investment Corp. .........     250,000       11,375,000
                                                  --------------
                                                      35,175,000
                                                  --------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.7%
    Abbott Laboratories............     550,000       24,509,375
                                                  --------------
METALS & MINING -- 1.5%
    Alcoa, Inc. ...................     750,000       21,750,000
                                                  --------------
OIL & GAS -- 8.3%
    BP Amoco PLC [ADR].............     400,000       22,625,000
    Coastal Corp. .................     150,000        9,131,250
    Exxon Mobil Corp. .............     175,000       13,748,438
    Kerr-McGee Corp. ..............     400,000       23,575,000
    Repsol SA [ADR]................     500,000        9,906,250
    Total Fina Elf SA [ADR]........     125,000        9,625,000
    Transocean Sedco Forex,
      Inc. ........................     200,000       10,687,500
    USX-Marathon Group, Inc. ......   1,000,000       25,062,500
                                                  --------------
                                                     124,360,938
                                                  --------------
PAPER & FOREST PRODUCTS -- 0.6%
    International Paper Co. .......     300,000        8,943,750
                                                  --------------

AST ALLIANCE GROWTH AND INCOME PORTFOLIO
- ------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
PHARMACEUTICALS -- 4.8%
    Pharmacia Corp. ...............     700,000   $   36,181,250
    Schering-Plough Corp...........     700,000       35,350,000
                                                  --------------
                                                      71,531,250
                                                  --------------
PRINTING & PUBLISHING -- 2.8%
    Belo, (A.H.) Corp. Cl-A........     700,000       12,118,750
    Gannett Co., Inc...............     500,000       29,906,250
                                                  --------------
                                                      42,025,000
                                                  --------------
RAILROADS -- 1.0%
    Burlington Northern
      Santa Fe Corp. ..............     300,000        6,881,250
    Union Pacific Corp.............     200,000        7,437,500
                                                  --------------
                                                      14,318,750
                                                  --------------
RETAIL & MERCHANDISING -- 0.9%
    Circuit City Stores, Inc.......     400,000       13,275,000
                                                  --------------
SEMICONDUCTORS -- 1.7%
    Atmel Corp.*...................     150,000        5,531,250
    Fairchild Semiconductor
      Corp.*.......................     250,000       10,125,000
    Micron Technology, Inc.*.......     100,000        8,806,250
                                                  --------------
                                                      24,462,500
                                                  --------------
TELECOMMUNICATIONS -- 7.3%
    AT&T Corp......................     660,000       20,872,500
    Bell Atlantic Corp.*...........     200,000       10,162,500
    Comcast Corp. Cl-A*............     500,000       20,250,000
    SBC Communications, Inc........     225,000        9,731,250
    Sprint Corp. (FON Group).......     650,000       33,150,000
    WorldCom, Inc.*................     300,000       13,762,500
                                                  --------------
                                                     107,928,750
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----
TRANSPORTATION -- 0.5%
    United Parcel Service, Inc.
      Cl-B.........................     125,000   $    7,375,000
                                                  --------------
UTILITIES -- 1.5%
    AES Corp.*.....................     250,000       11,406,250
    Duke Energy Corp...............     200,000       11,275,000
                                                  --------------
                                                      22,681,250
                                                  --------------
TOTAL COMMON STOCK
  (Cost $1,416,896,148)............                1,448,656,597
                                                  --------------
SHORT-TERM INVESTMENTS -- 1.6%
    Temporary Investment Cash
      Fund.........................  11,638,089       11,638,089
    Temporary Investment Fund......  11,638,088       11,638,088
                                                  --------------
    (Cost $23,276,177).............                   23,276,177
                                                  --------------
TOTAL INVESTMENTS -- 99.4%
  (Cost $1,440,172,325)............                1,471,932,774
OTHER ASSETS LESS
  LIABILITIES -- 0.6%..............                    8,316,360
                                                  --------------
NET ASSETS -- 100.0%...............               $1,480,249,134
                                                  ==============

- ------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST JANCAP GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
COMMON STOCK -- 91.7%
ADVERTISING -- 1.3%
    DoubleClick, Inc.*.............   2,002,005   $   76,326,441
                                                  --------------
AEROSPACE -- 1.6%
    General Motors Corp. Cl-H*.....   1,094,835       96,071,771
                                                  --------------
BEVERAGES -- 1.4%
    Coca-Cola Co. .................   1,481,805       85,111,175
                                                  --------------
COMPUTER HARDWARE -- 7.9%
    Apple Computer, Inc.*..........   4,506,470      236,026,367
    Dell Computer Corp.*...........   1,539,515       75,917,333
    EMC Corp.*.....................   1,949,840      150,015,815
    Handspring, Inc.*..............     213,115        5,754,105
                                                  --------------
                                                     467,713,620
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 22.4%
    3Com Corp.*....................   2,352,325      135,552,728
    Cisco Systems, Inc.*...........   7,209,080      458,227,148
    Inktomi Corp.*.................     659,280       77,959,860
    Intuit, Inc.*..................   1,364,028       56,436,659
    Microsoft Corp.*...............   1,305,140      104,411,200
    Veritas Software Corp.*........   4,332,408      489,629,797
                                                  --------------
                                                   1,322,217,392
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 12.3%
    General Electric Co. ..........   4,225,425      215,496,675
    Metromedia Fiber Network, Inc.
      Cl-A*........................   1,791,610       71,104,522
    Texas Instruments, Inc. .......   6,402,380      439,763,476
                                                  --------------
                                                     726,364,673
                                                  --------------
ENTERTAINMENT & LEISURE -- 4.5%
    Time Warner, Inc. .............   3,535,195      268,674,820
                                                  --------------
FINANCIAL SERVICES -- 3.9%
    Schwab, (Charles) Corp. .......   6,910,516      232,366,101
                                                  --------------
INSURANCE -- 2.1%
    American International Group,
      Inc. ........................   1,054,320      123,882,600
                                                  --------------
INTERNET SERVICES -- 7.3%
    America Online, Inc.*..........   6,213,010      327,736,277
    Yahoo!, Inc.*..................     834,345      103,354,487
                                                  --------------
                                                     431,090,764
                                                  --------------
PHARMACEUTICALS -- 2.1%
    Pfizer, Inc. ..................   2,529,245      121,403,760
                                                  --------------
RETAIL & MERCHANDISING -- 2.0%
    Home Depot, Inc. ..............   2,340,220      116,864,736
                                                  --------------
TELECOMMUNICATIONS -- 22.9%
    EchoStar Communications Corp.
      Cl-A*........................     901,640       29,852,737
    Level 3 Communications,
      Inc.*........................   1,397,310      122,963,280
    Nextel Communications, Inc.
      Cl-A*........................   1,804,525      110,414,373
    Nokia Corp. Cl-A [ADR].........  10,081,440      503,441,911
    Nortel Networks Corp. NY
      Reg.*........................   1,490,220      101,707,515
    Sprint Corp. (PCS Group)*......   4,742,070      282,153,165
    Telefonos de Mexico SA Cl-L
      [ADR]........................     791,555       45,217,579

                                       SHARES         VALUE
                                       ------         -----
    Vodafone AirTouch PLC [ADR]....   3,148,050   $  130,447,322
    WinStar Communications,
      Inc.*........................     625,350       21,183,731
                                                  --------------
                                                   1,347,381,613
                                                  --------------
TOTAL COMMON STOCK
  (Cost $2,875,881,767)............                5,415,469,466
                                                  --------------
                                        PAR
                                       (000)
                                       -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.5%
    Federal Home Loan Bank 6.04%,
      10/16/00.....................  $   25,000       24,526,025
      6.27%, 07/31/00..............      50,000       49,738,750
                                                  --------------
                                                      74,264,775
                                                  --------------
    Federal National Mortgage
      Assoc. 6.41%, 08/21/00.......      50,000       49,545,958
      6.44%, 07/28/00..............      25,000       24,879,250
                                                  --------------
                                                      74,425,208
                                                  --------------
    (Cost $148,715,153)............                  148,689,983
                                                  --------------
CORPORATE OBLIGATIONS -- 1.8%
ENTERTAINMENT & LEISURE -- 0.8%
    Venetian Casino Resort LLC
      12.25%, 11/15/04.............      49,725       50,470,874
                                                  --------------
RETAIL & MERCHANDISING -- 0.6%
    Amazon.com, Inc.
      4.75%, 02/01/09..............      51,851       32,795,758
                                                  --------------
TELECOMMUNICATIONS -- 0.4%
    Lenfest Communications, Inc.
      7.625%, 02/15/08.............      11,295       11,026,744
      8.25%, 02/15/08..............      12,480       12,402,000
                                                  --------------
                                                      23,428,744
                                                  --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $125,956,451)..............                  106,695,376
                                                  --------------
                                       SHARES
                                       ------
FOREIGN STOCK -- 1.0%
SEMICONDUCTORS -- 0.1%
    Infineon Technologies
      AG -- (DEM)*.................      97,820        8,007,887
                                                  --------------
TELECOMMUNICATIONS -- 0.9%
    Vodafone AirTouch
      PLC -- (GBP).................  12,548,193       50,720,877
                                                  --------------
TOTAL FOREIGN STOCK
(Cost $65,758,884).................                   58,728,764
                                                  --------------
                                        PAR
                                       (000)
                                       -----
COMMERCIAL PAPER -- 3.0%
    Associates Corp. of North
      America
      6.85%, 07/03/00
    (Cost $179,131,804)............  $  179,200      179,131,804
                                                  --------------

AST JANCAP GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash
      Fund.........................      46,620   $       46,620
    Temporary Investment Fund......      46,619           46,619
                                                  --------------
    (Cost $93,239).................                       93,239
                                                  --------------
TOTAL INVESTMENTS -- 100.0%
    (Cost $3,395,537,298)..........                5,908,808,632
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- 0.0%...................                   (2,845,708)
                                                  --------------
NET ASSETS -- 100.0%...............               $5,905,962,924
                                                  ==============

- ------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST MONEY MARKET PORTFOLIO
- ------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----
CORPORATE OBLIGATIONS -- 41.7%
FINANCIAL-BANK & TRUST -- 23.9%
    Bank of America NA
      6.75%, 08/15/00..............  $   18,500   $   18,516,350
      6.65%, 09/06/00 [FRN]++......      75,000       74,993,014
    Bank of Austria [FRN]
      6.45%, 07/16/00++............      60,000       59,981,543
    Bank of Scotland [FRN] 144A
      6.079%, 09/06/00++...........      76,000       75,996,136
    Citibank NA
      7.41%, 05/30/01..............      25,500       25,500,000
    Comerica Bank [FRN]
      6.564%, 07/14/00++...........      20,000       19,992,987
    First Union National Bank [FRN]
      6.17%, 08/16/00++............      32,000       32,000,000
      6.792%, 09/15/00++...........      31,000       30,998,159
    Fleet Financial Group [FRN]
      6.343%, 07/13/00++...........      36,500       36,450,069
    National City Bank [FRN]
      6.633%, 07/04/00++...........      11,000       11,000,000
    SouthTrust Bank NA [FRN]
      6.606%, 07/24/00++...........      39,000       38,996,476
    US Bank of Minnesota NA [FRN]
      6.17%, 07/04/00++............      18,000       17,994,088
                                                  --------------
                                                     442,418,822
                                                  --------------
FINANCIAL SERVICES -- 12.1%
    CIT Group, Inc. [FRN]
      6.75%, 07/05/00++............      24,500       24,497,129
      6.16%, 07/19/00++............      30,000       29,989,503
      6.10%, 08/15/00++............      17,000       16,990,653
    Citigroup, Inc. [FRN]
      6.622%, 07/04/00++...........      28,000       28,000,000
    General Electric Capital Corp.
      [FRN]
      6.221%, 07/07/00++...........      75,000       75,000,000
    PNC Financial Services Group,
      Inc. [FRN]
      6.445%, 07/01/00++...........      50,000       49,999,264
                                                  --------------
                                                     224,476,549
                                                  --------------
INDUSTRIAL -- 3.5%
    Diageo Capital PLC [FRN]
      6.815%, 08/24/00++...........      65,000       64,993,862
                                                  --------------
TELECOMMUNICATIONS -- 2.2%
    AT&T Corp. [FRN] 144A
      6.25%, 07/13/00++............      40,000       39,960,186
                                                  --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $771,849,419)..............                  771,849,419
                                                  --------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----
CERTIFICATES OF DEPOSIT -- 25.2%
    Abbey National Treasury
      6.47%, 01/10/01..............  $   31,500   $   31,492,081
    Bayerische Landesbank NY
      6.576%, 07/17/00 [FRN]++.....       7,000        6,997,285
      5.875%, 08/04/00.............      20,000       19,999,465
      6.11%, 10/02/00..............      50,000       49,977,735
    Canadian Imperial Corp.
      7.45%, 06/02/01..............      25,000       24,993,458
    Commerzbank AG NY
      6.601%, 07/26/00 [FRN]++.....      25,000       24,995,986
      6.585%, 07/28/00.............      47,000       46,984,739
    Credit Commercial de Belgium
      6.70%, 02/26/01..............      29,000       28,990,956
    Deutsche Bank
      6.555%, 07/16/00 [FRN]++.....      31,000       30,989,918
      6.19%, 12/01/00..............      40,000       39,988,812
    Landesbank Hessen - Thueringen
      7.142%, 05/08/01.............      25,000       24,998,491
    Rabobank Nederland NV
      6.66%, 03/09/01..............       9,000        8,997,062
    Suntrust Bank Atlanta
      6.24%, 07/06/00..............      25,000       25,000,000
    Union Bank of Switzerland
      6.235%, 12/04/00.............      40,000       39,987,786
      6.39%, 12/21/00..............      30,000       29,993,235
    Westdeutsche Landesbank NY
      [FRN]
      6.571%, 07/25/00++...........      30,000       29,944,908
                                                  --------------
    (Cost $464,331,917)............                  464,331,917
                                                  --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.7%
    Federal Farm Credit Bank
      6.57%, 07/03/00..............      42,047       42,031,653
                                                  --------------
    Federal Home Loan Bank
      6.13%, 07/05/00 [FRN]++......      25,000       24,995,537
      6.48%, 07/03/00 - 07/07/00...      35,753       35,714,929
                                                  --------------
                                                      60,710,466
                                                  --------------
    Student Loan Marketing Assoc.
      6.20%, 07/03/00..............      20,203       20,196,041
                                                  --------------
    (Cost $122,938,160)............                  122,938,160
                                                  --------------
SOVEREIGN ISSUES -- 1.9%
    Province of Manitoba
      9.50%, 10/01/00
    (Cost $34,728,653).............      34,500       34,728,653
                                                  --------------

AST MONEY MARKET PORTFOLIO
- ------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----
z~
COMMERCIAL PAPER -- 24.3%
FINANCIAL SERVICES -- 4.6%
    American Express Credit Corp.
      6.88%, 07/03/00..............  $   10,806   $   10,801,870
      6.54%, 07/06/00..............      75,000       74,931,875
                                                  --------------
                                                      85,733,745
                                                  --------------
FOOD -- 1.6%
    Nestle Co.
      6.50%, 07/03/00..............      30,000       29,989,167
                                                  --------------
INDUSTRIAL -- 3.3%
    Ford Motor Co.
      6.65%, 07/05/00..............      60,000       59,955,667
                                                  --------------
REAL ESTATE -- 4.0%
    HD Real Estate Funding+
      6.80%, 11/21/00..............      75,000       72,974,167
                                                  --------------
TELECOMMUNICATIONS -- 10.3%
    AT&T Corp.
      6.366%, 07/08/00.............      25,000       24,996,673
    CDC Corp.
      6.65%, 08/24/00..............      75,000       74,251,875

                                        PAR
                                       (000)          VALUE
                                       -----          -----
    SBC Communications, Inc.+
      6.56%, 07/20/00..............  $   45,410   $   45,252,780
      6.63%, 08/17/00..............       5,200        5,154,990
      6.65%, 09/01/00..............      24,612       24,330,124
      6.68%, 09/01/00..............      15,000       14,827,433
                                                  --------------
                                                     188,813,875
                                                  --------------
UTILITIES -- 0.5%
    Wisconsin Energy Corp.+
      6.60%, 08/03/00..............      10,000        9,939,500
                                                  --------------
TOTAL COMMERCIAL PAPER
  (Cost $447,406,121)..............                  447,406,121
                                                  --------------
TOTAL INVESTMENTS -- 99.8%
  (Cost $1,841,254,270)............                1,841,254,270
OTHER ASSETS LESS
  LIABILITIES -- 0.2%..............                    3,141,865
                                                  --------------
NET ASSETS -- 100.0%...............               $1,844,396,135
                                                  ==============

- ------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the period, these securities amounted to 9.4% of net assets.

++ Maturity date reflects the next interest rate change date.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 6.3% of net assets.

See Notes to Financial Statements.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 100.4%
AEROSPACE -- 2.7%
    General Dynamics Corp.............    246,000   $ 12,853,500
    General Motors Corp. Cl-H*........     62,900      5,519,475
                                                    ------------
                                                      18,372,975
                                                    ------------
AIRLINES -- 2.2%
    Continental Airlines, Inc.
      Cl-B*...........................    185,000      8,695,000
    Southwest Airlines Co.............    345,600      6,544,800
                                                    ------------
                                                      15,239,800
                                                    ------------
AUTOMOTIVE PARTS -- 2.3%
    Eaton Corp. ......................    106,800      7,155,600
    Lear Corp.*.......................    410,100      8,202,000
                                                    ------------
                                                      15,357,600
                                                    ------------
BROADCASTING -- 1.7%
    Emmis Communications Corp. Cl-A*..     79,200      3,276,900
    Scripps, (E.W.) Co. Cl-A..........    170,900      8,416,825
                                                    ------------
                                                      11,693,725
                                                    ------------
BUSINESS SERVICES -- 3.2%
    ChoicePoint, Inc.*................    188,200      7,880,875
    Comdisco, Inc.....................    253,500      5,656,219
    Iron Mountain, Inc.*..............    240,100      7,878,281
                                                    ------------
                                                      21,415,375
                                                    ------------
CAPITAL GOODS -- 3.0%
    American Standard Companies,
      Inc.*...........................    192,200      7,880,200
    SPX Corp.*........................    101,700     12,299,344
                                                    ------------
                                                      20,179,544
                                                    ------------
CHEMICALS -- 3.1%
    Engelhard Corp....................    327,700      5,591,381
    FMC Corp.*........................    141,800      8,224,400
    Praxair, Inc. ....................    194,100      7,266,619
                                                    ------------
                                                      21,082,400
                                                    ------------
CLOTHING & APPAREL -- 0.5%
    AnnTaylor Stores Corp.*...........     96,200      3,186,625
                                                    ------------
COMPUTER HARDWARE -- 2.9%
    Apple Computer, Inc.*.............     87,000      4,556,625
    Gateway, Inc.*....................    109,900      6,236,825
    Insight Enterprises, Inc.*........    146,000      8,659,625
                                                    ------------
                                                      19,453,075
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 3.4%
    Ceridian Corp.*...................    285,300      6,865,031
    Compuware Corp.*..................    359,900      3,733,963
    Fiserv, Inc.*.....................     76,300      3,299,975
    Intuit, Inc.*.....................     88,800      3,674,100
    Storage Networks, Inc.*...........      1,100         99,275
    SunGard Data Systems, Inc.*.......    174,800      5,418,800
                                                    ------------
                                                      23,091,144
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.6%
    Energizer Holdings, Inc.*.........    228,400      4,168,300
                                                    ------------
CONTAINERS & PACKAGING -- 1.0%
    Sealed Air Corp.*.................    132,900      6,960,638
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.3%
    Flextronics International Ltd.*...     70,400   $  4,835,600
    Gemstar International Group
      Ltd.*...........................     67,900      4,172,667
                                                    ------------
                                                       9,008,267
                                                    ------------
ENERGY SERVICES -- 1.2%
    Dynegy, Inc.......................    114,100      7,794,456
                                                    ------------
FINANCIAL-BANK & TRUST -- 2.0%
    M&T Bank Corp. ...................     16,200      7,290,000
    Valley National Bancorp...........    242,970      5,937,579
                                                    ------------
                                                      13,227,579
                                                    ------------
FINANCIAL SERVICES -- 10.5%
    AMBAC Financial Group, Inc........    160,100      8,775,481
    Bear Stearns Companies, Inc. .....    133,200      5,544,450
    Countrywide Credit Industries,
      Inc. ...........................    293,300      8,890,656
    Dun & Bradstreet Corp.............    327,800      9,383,275
    Franklin Resources, Inc...........    228,100      6,928,538
    Household International, Inc......    223,000      9,268,438
    Providian Financial Corp..........     96,700      8,703,000
    SLM Holding Corp. ................    370,000     13,851,873
                                                    ------------
                                                      71,345,711
                                                    ------------
FOOD -- 3.8%
    Hershey Foods Corp................    156,300      7,609,856
    Kroger Co.*.......................    447,000      9,861,938
    Nabisco Holdings Corp. ...........    158,000      8,295,000
                                                    ------------
                                                      25,766,794
                                                    ------------
HEALTHCARE SERVICES -- 4.2%
    Healthsouth Corp.*................    948,000      6,813,750
    Tenet Healthcare Corp. ...........    463,400     12,511,800
    Wellpoint Health Networks,
      Inc.*...........................    123,700      8,960,519
                                                    ------------
                                                      28,286,069
                                                    ------------
HOTELS & MOTELS -- 2.0%
    Starwood Hotels & Resorts
      Worldwide, Inc. [REIT]..........    428,900     13,858,831
                                                    ------------
INDUSTRIAL PRODUCTS -- 1.0%
    Crane Co..........................    267,800      6,510,888
                                                    ------------
INSURANCE -- 10.9%
    Ace Ltd...........................    456,400     12,779,199
    AON Corp..........................    296,000      9,194,500
    John Hancock Financial Services,
      Inc.*...........................     90,900      2,153,194
    MetLife, Inc.*....................    823,700     17,349,180
    Nationwide Financial Services,
      Inc. ...........................    364,900     11,996,088
    UNUM Corp.........................    436,200      8,751,263
    Xl Capital Ltd....................    219,400     11,875,025
                                                    ------------
                                                      74,098,449
                                                    ------------
MACHINERY & EQUIPMENT -- 1.8%
    Danaher Corp......................    124,900      6,174,743
    Pall Corp.........................    315,300      5,951,288
                                                    ------------
                                                      12,126,031
                                                    ------------

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
MEDICAL SUPPLIES & EQUIPMENT -- 6.0%
    Bard, (C.R.), Inc. ...............    205,700   $  9,899,312
    Becton Dickinson & Co. ...........    197,000      5,651,438
    Charles River Laboratories
      International, Inc.*............    159,800      3,545,563
    Genzyme Corp.*....................    251,400     14,942,587
    St. Jude Medical, Inc.*...........    149,800      6,872,074
                                                    ------------
                                                      40,910,974
                                                    ------------
METALS & MINING -- 1.1%
    Homestake Mining Co. .............  1,107,100      7,611,313
                                                    ------------
OIL & GAS -- 9.9%
    Anadarko Petroleum Corp. .........    189,500      9,344,718
    Apache Corp. .....................    134,700      7,922,044
    Coastal Corp. ....................    140,400      8,546,850
    Kinder Morgan, Inc. ..............    168,600      5,827,238
    Noble Drilling Corp.*.............    108,500      4,468,844
    Santa Fe International Corp. .....    148,300      5,181,231
    Transocean Sedco Forex, Inc. .....    171,000      9,137,812
    USX-Marathon Group, Inc. .........    308,100      7,721,756
    Williams Companies, Inc. .........    211,600      8,821,075
                                                    ------------
                                                      66,971,568
                                                    ------------
PAPER & FOREST PRODUCTS -- 0.8%
    Bowater, Inc. ....................    115,400      5,092,025
                                                    ------------
PHARMACEUTICALS -- 0.7%
    Waters Corp.*.....................     35,900      4,480,769
                                                    ------------
PRINTING & PUBLISHING -- 2.0%
    Belo, (A.H.) Corp. Cl-A...........    796,700     13,792,869
                                                    ------------
RAILROADS -- 1.5%
    Kansas City Southern Industries,
      Inc. ...........................    115,400     10,234,538
                                                    ------------
REAL ESTATE -- 5.8%
    Boston Properties, Inc. [REIT]....    281,000     10,730,687
    Indymac Mortgage Holdings, Inc.
      [REIT]..........................    735,900      9,980,644
    Spieker Properties, Inc. [REIT]...    189,700      8,963,325
    Vornado Realty Trust [REIT].......    281,000      9,764,750
                                                    ------------
                                                      39,439,406
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
RETAIL & MERCHANDISING -- 1.3%
    Consolidated Stores Corp.*........    414,100   $  5,357,419
    Tiffany & Co. ....................     53,900      3,638,250
                                                    ------------
                                                       8,995,669
                                                    ------------
TELECOMMUNICATIONS -- 2.6%
    American Tower Corp. Cl-A*........    229,300      9,558,944
    Exfo Electro-Optical Engineering,
      Inc.*...........................        700         30,714
    Loral Space & Communications
      Ltd.*...........................  1,172,100      8,131,444
                                                    ------------
                                                      17,721,102
                                                    ------------
UTILITIES -- 3.4%
    AES Corp.*........................    296,000     13,505,000
    Unicom Corp. .....................    252,600      9,772,463
                                                    ------------
                                                      23,277,463
                                                    ------------
TOTAL COMMON STOCK
  (Cost $652,086,001).................               680,751,972
                                                    ------------
SHORT-TERM INVESTMENTS -- 0.4%
    Temporary Investment Cash Fund....  1,290,838      1,290,838
    Temporary Investment Fund.........  1,290,838      1,290,838
                                                    ------------
    (Cost $2,581,676).................                 2,581,676
                                                    ------------
TOTAL INVESTMENTS -- 100.8%
  (Cost $654,667,677).................               683,333,648
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.8%)....................                (5,586,726)
                                                    ------------
NET ASSETS -- 100.0%..................              $677,746,922
                                                    ============

- ------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST AIM BALANCED PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
COMMON STOCK -- 48.2%
ADVERTISING -- 0.8%
    Lamar Advertising Co.*.............   62,800   $  2,720,025
    Omnicom Group, Inc. ...............   25,300      2,253,281
                                                   ------------
                                                      4,973,306
                                                   ------------
AEROSPACE -- 0.5%
    General Motors Corp. Cl-H*.........   30,700      2,693,925
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.2%
    Ford Motor Co. ....................   28,900      1,242,700
                                                   ------------
AUTOMOTIVE PARTS -- 0.0%
    Visteon Corp.*.....................    3,784         45,881
                                                   ------------
BROADCASTING -- 1.8%
    Clear Channel Communications,
      Inc.*............................   41,100      3,082,500
    Grupo Televisa SA [GDR]*...........   24,000      1,654,500
    Hispanic Broadcasting Corp.*.......   72,600      2,404,875
    Infinity Broadcasting Corp.*.......   85,250      3,106,297
    UIH Australia Pacific, Inc.
      Warrants 144A*...................       50          1,500
    UnitedGlobalCom, Inc. Cl-A*........   11,000        514,250
                                                   ------------
                                                     10,763,922
                                                   ------------
BUSINESS SERVICES -- 0.3%
    Foundry Networks, Inc.*............   10,600      1,171,300
    Maximus, Inc.*.....................   31,300        692,513
                                                   ------------
                                                      1,863,813
                                                   ------------
COMPUTER HARDWARE -- 1.7%
    EMC Corp.*.........................   96,600      7,432,163
    Immersion Corp.*...................   29,000        870,000
    International Business Machines
      Corp. ...........................   16,128      1,767,024
                                                   ------------
                                                     10,069,187
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 7.9%
    BEA Systems, Inc.*.................   59,900      2,961,306
    Brocade Communications Systems,
      Inc.*............................   25,300      4,642,154
    Cisco Systems, Inc.*...............  116,000      7,373,249
    DST Systems, Inc.*.................   16,900      1,286,513
    InfoSpace.com, Inc.*...............  115,600      6,386,899
    ISS Group, Inc.*...................   34,200      3,376,716
    MarchFirst, Inc.*..................   69,200      1,262,900
    Microsoft Corp.*...................   37,500      3,000,000
    Oracle Corp.*......................   32,200      2,706,813
    Phone.com, Inc.*...................   40,700      2,650,588
    Redback Networks, Inc.*............   19,200      3,417,600
    Sun Microsystems, Inc.*............   69,000      6,274,687
    Veritas Software Corp.*............    9,650      1,090,601
                                                   ------------
                                                     46,430,026
                                                   ------------
CONGLOMERATES -- 0.9%
    Corning, Inc. .....................   11,000      2,968,625
    Tyco International Ltd. ...........   45,400      2,150,825
                                                   ------------
                                                      5,119,450
                                                   ------------

                                         SHARES       VALUE
                                         ------       -----
CONSUMER PRODUCTS & SERVICES -- 0.4%
    Critical Path, Inc.*...............   38,300   $  2,233,369
    Hedstrom Holdings, Inc. Warrants
      144A*............................      303              9
                                                   ------------
                                                      2,233,378
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.7%
    Analog Devices, Inc.*..............   60,800      4,620,800
    Comverse Technology, Inc.*.........   24,300      2,259,900
    General Electric Co. ..............   60,600      3,090,600
                                                   ------------
                                                      9,971,300
                                                   ------------
ENTERTAINMENT & LEISURE -- 1.1%
    Club Regina Resorts, Inc.
      Warrants*........................       20             20
    Time Warner, Inc...................   26,800      2,036,800
    Viacom, Inc. Cl-B*.................   64,015      4,365,023
                                                   ------------
                                                      6,401,843
                                                   ------------
EQUIPMENT SERVICES -- 0.9%
    Quanta Services, Inc.*.............   94,500      5,197,500
                                                   ------------
FINANCIAL-BANK & TRUST -- 0.6%
    Chase Manhattan Corp. .............   71,100      3,275,044
                                                   ------------
FINANCIAL SERVICES -- 2.8%
    American Express Co. ..............   35,955      1,874,154
    AXA Financial, Inc. ...............   50,000      1,700,000
    Citigroup, Inc. ...................   41,700      2,512,425
    Merrill Lynch & Co., Inc. .........   31,700      3,645,500
    Morgan Stanley Dean Witter &
      Co. .............................   46,800      3,896,100
    Schwab, (Charles) Corp. ...........   89,100      2,995,988
                                                   ------------
                                                     16,624,167
                                                   ------------
FOOD -- 0.3%
    Safeway, Inc.*.....................   43,000      1,940,375
                                                   ------------
INSURANCE -- 1.1%
    American International Group,
      Inc. ............................   27,500      3,231,250
    AXA [ADR]..........................   20,000      1,591,250
    MGIC Investment Corp. .............   33,200      1,510,600
                                                   ------------
                                                      6,333,100
                                                   ------------
INTERNET SERVICES -- 2.0%
    America Online, Inc.*..............   79,200      4,177,800
    Juniper Networks, Inc.*............   26,600      3,871,963
    PSINet, Inc.*......................   22,000        552,750
    VeriSign, Inc.*....................   16,700      2,947,550
                                                   ------------
                                                     11,550,063
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.6%
    Baxter International, Inc. ........   46,600      3,276,563
    Forest Laboratories, Inc.*.........   25,500      2,575,500
    Genzyme Corp.*.....................   67,100      3,988,256
    Guidant Corp.*.....................   35,000      1,732,500
    Medtronic, Inc.....................   76,300      3,800,694
                                                   ------------
                                                     15,373,513
                                                   ------------
OIL & GAS -- 1.2%
    Apache Corp. ......................   16,500        970,406
    Exxon Mobil Corp...................   15,762      1,238,302
    Kerr-McGee Corp. ..................   38,700      2,280,881

AST AIM BALANCED PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
    TCR Holding Corp. Cl-B*............    2,898   $         29
    Williams Companies, Inc............   58,300      2,430,382
                                                   ------------
                                                      6,920,000
                                                   ------------
PHARMACEUTICALS -- 2.3%
    American Home Products Corp. ......   55,500      3,260,625
    Merck & Co., Inc. .................   40,000      3,065,000
    Pfizer, Inc. ......................  156,475      7,510,800
                                                   ------------
                                                     13,836,425
                                                   ------------
RETAIL & MERCHANDISING -- 1.6%
    Amazon.com, Inc.*..................   18,100        657,256
    Bed, Bath & Beyond, Inc.*..........   61,200      2,218,500
    Home Depot, Inc. ..................   48,400      2,416,975
    Linens 'n Things, Inc.*............   48,700      1,320,988
    Target Corp. ......................   54,000      3,132,000
                                                   ------------
                                                      9,745,719
                                                   ------------
SEMICONDUCTORS -- 4.1%
    Applied Materials, Inc.*...........   39,600      3,588,750
    Intel Corp.........................   36,900      4,933,068
    JDS Uniphase Corp.*................   21,000      2,517,375
    Microchip Technology, Inc.*........   32,850      1,914,026
    SDL, Inc.*.........................   28,000      7,985,249
    Vitesse Semiconductor Corp.*.......   45,900      3,376,519
                                                   ------------
                                                     24,314,987
                                                   ------------
TELECOMMUNICATIONS -- 10.4%
    360 Networks, Inc.*................  103,800      1,582,950
    AT&T Canada, Inc. NY Reg.*.........   57,000      1,891,688
    Bell Atlantic Corp.*...............   33,725      1,713,652
    Birch Telecommunications
      Warrants*........................       10            550
    BroadWing, Inc.....................   78,642      2,039,777
    Cellnet Data System Warrants
      144A*............................       95              1
    Comcast Corp. Cl-A*................   49,000      1,984,500
    Copper Mountain Networks, Inc.*....   22,000      1,938,750
    Global Crossing Ltd.*..............   62,200      1,636,638
    Korea Telecom Corp. [ADR]..........   29,659      1,434,754
    Level 3 Communications, Inc.*......   21,600      1,900,800
    Lucent Technologies, Inc...........   74,500      4,414,124
    McLeodUSA, Inc. Cl-A*..............  155,800      3,223,113
    Nextel International, Inc.*........        4              0
    NEXTLINK Communications, Inc.
      Cl-A*............................   88,000      3,338,500
    Nokia Corp. Cl-A [ADR].............   94,600      4,724,087
    Nortel Networks Corp. NY Reg.*.....   49,700      3,392,024
    Pathnet, Inc. Warrants 144A*.......       30            304
    Powertel, Inc.*....................       44          3,121
    Qwest Communications International,
      Inc.*............................  105,000      5,217,187
    SBC Communications, Inc. ..........   39,618      1,713,479
    Sycamore Networks, Inc.*...........   41,000      4,525,374
    Time Warner Telecom, Inc. Cl-A*....   51,600      3,321,750
    Univision Communications, Inc.*....   48,700      5,040,449
    Western Wireless Corp. Cl-A*.......   39,600      2,158,200
    Williams Communications Group,
      Inc.*............................   52,900      1,755,619

                                         SHARES       VALUE
                                         ------       -----
    WinStar Communications, Inc.*......    2,467   $     83,570
    WorldCom, Inc.*....................   50,100      2,298,338
                                                   ------------
                                                     61,333,299
                                                   ------------
UTILITIES -- 1.0%
    AES Corp.*.........................   67,600      3,084,250
    Enron Corp. .......................   47,000      3,031,500
                                                   ------------
                                                      6,115,750
                                                   ------------
TOTAL COMMON STOCK
  (Cost $203,046,961)..................             284,368,673
                                                   ------------
                                           PAR
                                          (000)
                                         -------
CORPORATE OBLIGATIONS -- 32.3%
AEROSPACE -- 0.1%
    Boeing Co.
      6.625%, 02/15/38.................  $   580        499,763
AIRLINES -- 0.9%
    AMR Corp.
      10.00%, 04/15/21.................      650        665,404
    Calair Capital Corp. LLC
      8.125%, 04/01/08.................       90         81,675
    Continental Airlines Series 981C
      6.541%, 09/15/09.................      841        787,513
    Delta Air Lines, Inc.
      7.90%, 12/15/09..................    1,000        944,038
      9.00%, 05/15/16..................      900        859,660
      10.375%, 12/15/22................      750        821,357
    United Air Lines, Inc.
      9.75%, 08/15/21..................    1,200      1,164,557
                                                   ------------
                                                      5,324,204
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.5%
    DaimlerChrysler NA Holding Co.
      7.40%, 01/20/05..................    1,250      1,248,141
      8.00%, 06/15/10..................      900        917,069
    Ford Motor Co.
      6.625%, 10/01/28.................    1,200      1,015,883
                                                   ------------
                                                      3,181,093
                                                   ------------
BEVERAGES -- 0.3%
    Seagram, (J.) & Sons Co.
      9.65%, 08/15/18..................    1,350      1,499,191
BROADCASTING -- 1.3%
    Continental Cablevision, Inc.
      9.50%, 08/01/13..................    4,450      4,824,699
    Cox Communications, Inc.
      7.75%, 08/15/06..................    1,000        996,321
    Liberty Media Group
      7.875%, 07/15/09.................      580        559,294
      8.25%, 02/01/30..................    1,400      1,288,910
                                                   ------------
                                                      7,669,224
                                                   ------------

AST AIM BALANCED PORTFOLIO
- ------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
CABLE TELEVISION -- 1.4%
    British Sky Broadcasting
      8.20%, 07/15/09..................  $ 1,750   $  1,644,480
    Comcast Cable Communications, Inc.
      8.50%, 05/01/27..................    2,000      2,039,647
    Cox Enterprises, Inc. 144A
      8.00%, 02/15/07..................    1,400      1,389,319
    CSC Holdings, Inc.
      7.875%, 12/15/07.................    1,425      1,382,083
    Lenfest Communications, Inc.
      8.375%, 11/01/05.................    1,500      1,533,750
                                                   ------------
                                                      7,989,279
                                                   ------------
CHEMICALS -- 0.2%
    Airgas, Inc.
      7.14%, 03/08/04..................    1,200      1,094,568
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 0.9%
    Veritas Software Corp. [CVT]
      1.856%, 08/13/06.................    1,600      5,042,000
                                                   ------------
CONSTRUCTION -- 0.0%
    American Architectural Co.
      11.75%, 12/01/07.................       10          1,750
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 0.2%
    Procter & Gamble Co.
      8.00%, 09/01/24..................    1,000      1,070,917
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.7%
    Candescent Technologies Corp. [CVT]
      144A
      7.00%, 05/01/03..................    2,050      1,486,249
      7.00%, 05/01/03..................      500        362,500
    CSC Holdings, Inc.
      7.875%, 02/15/18.................      750        691,432
    Israel Electric Corp. Ltd. 144A
      7.75%, 03/01/09..................      800        775,614
      7.75%, 12/15/27..................    1,000        876,509
                                                   ------------
                                                      4,192,304
                                                   ------------
ENTERTAINMENT & LEISURE -- 1.8%
    News America Holdings Co.
      9.25%, 02/01/13..................    1,700      1,807,013
      8.45%, 08/01/34..................    2,000      2,023,144
    Time Warner, Inc.
      9.125%, 01/15/13.................    3,000      3,261,951
      9.15%, 02/01/23..................    3,000      3,297,525
                                                   ------------
                                                     10,389,633
                                                   ------------
ENVIRONMENTAL SERVICES -- 0.3%
    Browning-Ferris Industries, Inc.
      7.40%, 09/15/35..................    1,500      1,047,273
    Waste Management, Inc.
      7.125%, 12/15/17.................      170        139,158
      7.10%, 08/01/26..................      925        870,071
                                                   ------------
                                                      2,056,502
                                                   ------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
FINANCIAL-BANK & TRUST -- 4.6%
    Bank of America Corp.
      9.375%, 09/15/09.................  $ 1,800   $  1,959,620
    Bank of Tokyo-Mitsubishi
      8.40%, 04/15/10..................      270        273,039
    Banponce Trust I
      8.327%, 02/01/27.................    1,635      1,379,636
    BB&T Corp.
      6.375%, 06/30/05.................    1,100      1,044,805
    Dime Capital, Inc. Cl-A
      9.33%, 05/06/27..................    1,500      1,282,929
    First Union Corp.
      7.50%, 04/15/35..................    3,000      2,996,880
      6.55%, 10/15/35..................    1,840      1,753,816
    GreenPoint Capital Corp.
      9.10%, 06/01/27..................       10          8,176
    Mercantile Bancorp
      7.30%, 06/15/07..................    3,000      2,883,330
    Midland Bank PLC
      7.65%, 05/01/25..................      340        346,670
    NBD Bank NA
      8.25%, 11/01/24..................    2,965      3,120,276
    Provident Capital, Inc.
      8.60%, 12/01/26..................       20         16,749
    Regions Financial Corp.
      7.75%, 09/15/24..................    1,000      1,003,250
    Republic New York Corp.
      9.70%, 02/01/09..................      845        926,877
      9.50%, 04/15/14..................      880        976,677
    Sanwa Finance Aruba
      8.35%, 07/15/09..................      400        398,985
    Skandinaviska Enskilda
      6.875%, 02/15/09.................    1,350      1,255,291
    Sovereign Capital, Inc.
      9.00%, 04/01/27..................       15         11,635
    St. Paul Bancorp, Inc.
      7.125%, 02/15/04.................    1,220      1,182,084
    Suntrust Banks, Inc.
      8.75%, 11/15/04..................      600        623,323
    U.S. Bancorp
      7.50%, 06/01/26..................    1,500      1,506,131
    Union Planters Bank NA
      6.50%, 03/15/08..................    2,385      2,091,495
                                                   ------------
                                                     27,041,674
                                                   ------------
FINANCIAL SERVICES -- 6.3%
    AIG Sunamerica Global Financial
      Services II 144A
      7.60%, 06/15/05..................    1,500      1,514,919
    American General Finance
      8.45%, 10/15/09..................    1,650      1,692,540
    Associates Corp.
      6.95%, 11/01/18..................    1,885      1,662,338
    Bear Stearns Co., Inc.
      7.625%, 12/07/09.................    1,270      1,216,049
    Beaver Valley Funding Corp.
      9.00%, 06/01/17..................    1,930      1,930,000

AST AIM BALANCED PORTFOLIO
- ------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    Capital One Financial Corp.
      7.25%, 05/01/06..................  $ 1,765   $  1,661,940
    Citicorp Lease 144A
      8.04%, 12/15/19..................      900        897,372
    Colonial Capital II Co. Cl-A
      8.92%, 01/15/27..................       15         12,587
    Countrywide Home Loan Co.
      6.25%, 04/15/09..................    2,000      1,751,466
    Dow Capital BV
      9.20%, 06/01/10..................    1,600      1,709,493
    E*TRADE Group, Inc.
      6.00%, 02/01/07..................      650        593,158
      6.00%, 02/01/07 144A.............    1,000        906,250
    General Electric Capital Corp.
      7.375%, 01/19/10.................    2,860      2,894,119
    General Motors Acceptance Corp.
      9.00%, 10/15/02..................      725        750,867
      5.75%, 11/10/03..................    2,500      2,372,954
    Heller Financial, Inc.
      8.00%, 06/15/05..................    1,750      1,746,173
      7.375%, 11/01/09.................    1,970      1,856,916
    Household Finance Corp.
      8.00%, 05/09/05..................      870        877,756
    KN Capital Trust III
      7.63%, 04/15/28..................    1,595      1,339,902
    Lehman Brothers Holdings, Inc.
      7.375%, 01/15/07.................      700        671,253
      8.80%, 03/01/15..................    1,805      1,912,401
      8.50%, 08/01/15..................    1,850      1,847,473
    MBNA Capital I Cl-A
      8.278%, 12/01/26.................    1,415      1,160,248
    Riggs Capital Trust II
      8.875%, 03/15/27.................    1,535      1,253,281
    Source One Mortgage Services Corp.
      9.00%, 06/01/12..................      890        945,627
    Torchmark Corp.
      7.875%, 05/15/23.................    1,400      1,237,428
    Washington Mutual Capital I
      8.375%, 06/01/27.................      685        611,299
    Washington Mutual, Inc.
      8.25%, 04/01/10..................      875        864,775
    Webster Capital Corp. 144A
      9.36%, 01/29/27..................       10          8,852
                                                   ------------
                                                     37,899,436
                                                   ------------
FOOD -- 0.4%
    Conagra, Inc.
      7.125%, 10/01/26.................    2,500      2,386,610
                                                   ------------
HEALTHCARE SERVICES -- 0.0%
    Healthsouth Corp. [CVT]
      3.25%, 04/01/03..................       10          7,900
                                                   ------------
INDUSTRIAL PRODUCTS -- 0.0%
    Safety Components International,
      Inc. Cl-B
      10.125%, 07/15/07................       10          2,050
                                                   ------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
INSURANCE -- 0.3%
    General Electric Global Insurance
      7.75%, 06/15/30..................  $ 1,000   $    992,331
    John Hancock Global Funding II 144A
      7.90%, 07/02/10..................      900        898,313
                                                   ------------
                                                      1,890,644
                                                   ------------
OIL & GAS -- 1.4%
    Amerada Hess Corp.
      7.875%, 10/01/29.................      700        688,865
    Kinder Morgan Energy Partners
      6.30%, 02/01/09..................    1,400      1,261,352
    Occidental Petroleum Corp.
      7.375%, 11/15/08.................    1,000        968,503
      9.25%, 08/01/19..................    1,190      1,298,753
    Oneok, Inc.
      7.75%, 08/15/06..................      500        498,008
    Statoil 144A
      7.375%, 05/01/16.................      900        851,670
    Tosco Corp.
      7.80%, 01/01/27..................      900        859,839
    Union Pacific Resources
      7.50%, 10/15/26..................    1,300      1,224,677
    YPF SA
      9.125%, 02/24/09.................      700        711,375
                                                   ------------
                                                      8,363,042
                                                   ------------
RAILROADS -- 0.3%
    Norfolk Southern Corp.
      7.05%, 05/01/37..................    1,800      1,762,387
                                                   ------------
REAL ESTATE -- 0.2%
    ERP Operating L.P.
      7.125%, 10/15/17.................      500        423,328
    Spieker Properties, Inc. [REIT]
      7.35%, 12/01/17..................    1,000        870,917
                                                   ------------
                                                      1,294,245
                                                   ------------
TELECOMMUNICATIONS -- 3.9%
    AT&T Canada, Inc.
      7.625%, 03/15/05.................    1,700      1,694,591
      7.65%, 09/15/06..................      700        693,991
    AT&T Corp.
      8.625%, 12/01/31.................    2,100      2,125,780
    Centel Capital Corp.
      9.00%, 10/15/19..................    3,000      3,308,348
    Comverse Technology, Inc. [CVT]
      4.50%, 07/01/05..................      695      2,995,450
    CSC Holdings, Inc.
      7.25%, 07/15/08..................       20         18,584
    Deutsche Telekom Financial Corp.
      8.00%, 06/15/10..................    1,050      1,060,649
    GTE Corp.
      6.84%, 04/15/18..................      400        359,277
    Lenfest Communications, Inc.
      8.25%, 02/15/08..................      350        347,989
    MCI WorldCom, Inc.
      7.125%, 06/15/27.................    1,150      1,138,428

AST AIM BALANCED PORTFOLIO
- ------------------------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    NTL, Inc. 144A
      5.75%, 12/15/09..................  $ 1,900   $  1,501,000
    Qwest Communications International,
      Inc.
      7.50%, 11/01/08..................    1,450      1,409,474
    Sprint Spectrum L.P.
      9.658%, 08/15/06 [STEP]..........       20         19,250
      11.00%, 08/15/06.................       10         10,767
    TCI Communications, Inc.
      8.75%, 08/01/15..................      400        433,371
    TeleCommunications, Inc.
      9.80%, 02/01/12..................    2,000      2,299,382
    Vodafone Airtouch PLC 144A
      7.75%, 02/15/10..................    1,500      1,489,664
    WorldCom, Inc.
      8.00%, 05/15/06..................    1,900      1,923,252
                                                   ------------
                                                     22,829,247
                                                   ------------
TRANSPORTATION -- 0.5%
    CSX Corp.
      9.00%, 08/15/06..................    3,000      3,111,732
UTILITIES -- 5.8%
    AES Corp.
      8.00%, 12/31/08..................      100         89,500
    Cleveland Electric Illuminating Co.
      Cl-B
      9.50%, 05/15/05..................       25         25,484
    CMS Energy Corp.
      8.125%, 05/15/02.................    4,000      3,915,487
    CMS Energy Corp. Cl-B
      6.75%, 01/15/04..................       40         37,060
    CMS Panhandle Holding Co.
      6.125%, 03/15/04.................    3,000      2,812,137
    Commonwealth Edison
      7.50%, 07/01/13..................    2,000      1,921,332
    Duke Energy Corp.
      7.875%, 08/15/04.................    1,500      1,510,325
    El Paso Electric Co.
      8.90%, 02/01/06..................    1,750      1,806,875
    El Paso Electric Co. Cl-E
      9.40%, 05/01/11..................       10         10,517
    Empire District Electric Co.
      7.70%, 11/15/04..................    1,300      1,305,421
    Enron Corp.
      8.375%, 05/23/05.................      450        464,418
    Hydro-Quebec
      8.62%, 12/15/11..................    2,000      2,192,752
    KN Energy, Inc.
      7.35%, 08/01/26..................    2,000      1,976,642
    Niagara Mohawk Power Corp. Cl-G
      7.75%, 10/01/08..................    4,000      3,905,288
    Niagara Mohawk Power Corp. Cl-H
      [STEP]
      8.36%, 07/01/10..................    2,500      1,923,735
    Northeast Utilities System
      8.38%, 03/01/05..................       19         18,182
      8.58%, 12/01/06..................        7          7,275
    NRG Energy, Inc.
      7.50%, 06/01/09..................      900        847,196

                                           PAR
                                          (000)       VALUE
                                         -------   ------------
    Public Service of New Mexico Cl-A
      7.10%, 08/01/05..................  $ 1,200   $  1,159,950
    Sonat, Inc.
      7.625%, 07/15/11.................    1,900      1,860,529
    Southern Energy 144A
      7.90%, 07/15/09..................    2,500      2,289,443
    Tennessee Gas Pipeline
      7.50%, 04/01/17..................    2,000      1,903,564
    Texas-New Mexico Power Corp.
      6.25%, 01/15/09..................    1,000        865,593
    UtiliCorp United, Inc.
      6.70%, 10/15/06..................    1,500      1,481,360
                                                   ------------
                                                     34,330,065
                                                   ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $191,123,925)..................             190,929,460
                                                   ------------
U.S. TREASURY OBLIGATIONS -- 10.1%
    U.S. Treasury Notes
      6.625%, 05/31/02.................    4,000      4,007,031
      7.25%, 08/15/04..................    2,500      2,584,375
      5.875%, 11/15/04#................   14,500     14,287,039
      6.75%, 05/15/05..................    5,000      5,090,234
      6.50%, 08/15/05 - 02/15/10.......   23,000     23,301,334
      6.875%, 05/15/06.................   10,000     10,293,750
                                                   ------------
    (Cost $59,712,317).................              59,563,763
                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.3%
    Federal National Mortgage Assoc.
      5.75%, 04/15/03..................    1,775      1,721,047
      6.57%, 07/03/00..................   23,652     23,643,367
                                                   ------------
    (Cost $25,420,075).................              25,364,414
                                                   ------------
                                         SHARES
                                         -------
FOREIGN STOCK -- 1.8%
INSURANCE -- 0.0%
    AXA SA -- (FRF)*...................    1,552        245,475
                                                   ------------
TELECOMMUNICATIONS -- 1.8%
    Libertel NV -- (NLG)*..............   74,500      1,139,067
    Nokia AB Oyj -- (FIM)..............   17,560        899,714
    NTT Mobile Communications Network,
      Inc. -- (JPY)....................       40      1,085,051
    Sonera Oyj -- (FIM)................   55,000      2,517,494
    Telefonica SA -- (ESP)*............  100,735      2,172,678
    Vodafone AirTouch PLC -- (GBP).....  661,995      2,675,842
                                                   ------------
                                                     10,489,846
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $7,468,379)....................              10,735,321
                                                   ------------
PREFERRED STOCK -- 1.6%
FINANCIAL SERVICES -- 0.5%
    Calpine Capital Trust
      5.75%............................   26,400      3,162,983
                                                   ------------

AST AIM BALANCED PORTFOLIO
- ------------------------------------------------------------------------------


                                         SHARES       VALUE
                                         -------   ------------
OIL & GAS -- 0.3%
    Kerr-McGee Corp.
      5.50%............................   32,000   $  1,592,000
                                                   ------------
TELECOMMUNICATIONS -- 0.6%
    Broadwing, Inc.
      6.75% [CVT]......................   10,400        488,800
    Cablevision Systems Corp. Cl-M
      11.125% [PIK]....................       10          1,063
    NEXTLINK Communications, Inc.
      6.50% [CVT]......................    3,300        568,013
    Winstar Communications, Inc.
      7.25%............................    2,680      2,639,799
                                                   ------------
                                                      3,697,675
                                                   ------------
UTILITIES -- 0.2%
    AES Corp.
      6.75% [CVT]......................   15,000      1,072,500
    Public Service Co. of New Hampshire
      Cl-A
      10.60%...........................      705         17,691
                                                   ------------
                                                      1,090,191
                                                   ------------
TOTAL PREFERRED STOCK
  (Cost $7,793,807)....................               9,542,849
                                                   ------------
                                           PAR
                                          (000)
                                         -------
SOVEREIGN ISSUES -- 0.7%
CANADA
    Province of British Columbia
      5.375%, 10/29/08.................  $   500        443,110
    Province of Manitoba
      7.75%, 07/17/16..................    1,750      1,787,716
    Province of Newfoundland
      9.00%, 06/01/19..................      800        881,512
    Province of Quebec
      6.50%, 01/17/06..................    1,000        961,770
                                                   ------------
    (Cost $4,047,402)..................               4,074,108
                                                   ------------
                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                                           (000)        VALUE
                                         ---------   ------------
FOREIGN BONDS -- 0.3%
AUSTRALIA -- 0.0%
    State Bank New South Wales
      8.625%, 08/20/01.................     1,000    $    613,341
NETHERLANDS -- 0.1%
    Tecnost International NV
      6.125%, 07/30/09.................       510         448,305
NEW ZEALAND -- 0.1%
    Export Development Corp.
      6.50%, 12/21/04..................       950         428,881
UNITED KINGDOM -- 0.1%
    British Sky Broadcasting
      7.75%, 07/09/09..................       320         457,161
                                                     ------------
TOTAL FOREIGN BONDS
  (Cost $2,184,223)....................                 1,947,688
                                                     ------------
                                            PAR
                                           (000)
                                         ---------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
    Independent National Mortgage Corp.
      Series 1994-V Cl-A1
      8.841%, 12/25/24.................   $    45          46,368
    Morgan Stanley Capital I Series
      1996-WF1 Cl-A2
      7.227%, 01/16/06.................       655         655,685
                                                     ------------
    (Cost $713,324)....................                   702,053
                                                     ------------
TOTAL INVESTMENTS -- 99.4%
  (Cost $501,510,413)..................               587,228,329
                                                     ------------
                                          NUMBER
                                            OF
                                         CONTRACTS
                                         ---------
WRITTEN OPTIONS -- 0.0%
CALL OPTIONS
    Analog Devices, Strike Price $105,
      Expires 07/21/00
    (Cost $(100,527))..................        18          (3,375)
                                                     ------------
OTHER ASSETS LESS LIABILITIES --0.6%...                 3,810,921
                                                     ------------
NET ASSETS -- 100.0%...................              $591,035,875
                                                     ============

# Securities with an aggregate market value of $2,147,982 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2000:

                            EXPIRATION    NUMBER OF      UNREALIZED
       DESCRIPTION            MONTH       CONTRACTS     DEPRECIATION
- ---------------------------------------------------------------------
NASDAQ 100................    09/00           41         $   51,250
S&P 500...................    09/00           14             67,550
                                                         ----------
                                                         $  118,800
                                                         ==========

- ------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.
Definitions of abbreviations are included following the Schedules of Investments.
* Non-income producing security.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 2.6% of net assets.
See Notes to Financial Statements.

AST FEDERATED HIGH YIELD PORTFOLIO
- ------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
CORPORATE OBLIGATIONS -- 85.3%
AEROSPACE -- 0.3%
    Anteon Corp.
      12.00%, 05/15/09.................  $ 1,900  $  1,748,000
    Condor Systems, Inc. 144A
      11.875%, 05/01/09................      600       294,000
                                                  ------------
                                                     2,042,000
                                                  ------------
AUTOMOTIVE PARTS -- 3.4%
    Accuride Corp. Cl-B
      9.25%, 02/01/08..................    1,950     1,667,250
    Aftermarket Technology, Inc.
      12.00%, 08/01/04.................    1,938     1,947,690
    Aftermarket Technology, Inc. Cl-D
      12.00%, 08/01/04.................      350       351,750
    American Axle & Manufacturing, Inc.
      9.75%, 03/01/09..................    5,100     4,806,750
    French, (J.L.) Automotive Casting,
      Inc. 144A
      11.50%, 06/01/09.................    2,550     2,333,250
    HDA Parts System, Inc.
      12.00%, 08/01/05.................    2,275     1,649,375
    Lear Corp.
      9.50%, 07/15/06..................    2,500     2,437,500
      8.11%, 05/15/09..................    3,800     3,479,812
    Oxford Automotive, Inc.
      10.125%, 06/15/07................    2,000     1,850,000
                                                  ------------
                                                    20,523,377
                                                  ------------
BEVERAGES -- 0.6%
    National Wine & Spirits
      10.125%, 01/15/09................    1,450     1,402,875
    Triarc Consumer Beverage Co.
      10.25%, 02/15/09.................    2,500     2,425,000
                                                  ------------
                                                     3,827,875
                                                  ------------
BROADCASTING -- 4.7%
    Acme Television Co. Cl-B [STEP]
      11.043%, 09/30/04................    2,175     2,088,000
    Australis Media Ltd. [STEP]
      45.45%, 05/15/03.................       11           160
    Australis Media Ltd. Units [STEP]
      16.00%, 05/15/03.................      625         9,375
    Big City Radio, Inc. [STEP]
      12.937%, 03/15/05................    2,950     1,666,750
    Capstar Broadcasting Partners, Inc.
      [PIK]
      12.00%, 07/01/09.................      824       953,896
    Chancellor Media Corp. L.A. Cl-B
      8.75%, 06/15/07..................    1,950     1,979,250
      8.125%, 12/15/07.................    5,750     5,800,313
    Fox/Liberty Networks LLC [STEP]
      9.208%, 08/15/07.................    5,550     4,342,875
    Sinclair Broadcast Group, Inc.
      10.00%, 09/30/05.................    2,700     2,602,125
      8.75%, 12/15/07..................    1,650     1,460,250

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    UIH Australia Pacific, Inc. Cl-B
      [STEP]
      11.248%, 05/15/06................  $ 2,725  $  2,493,375
    UnitedGlobalCom, Inc. Cl-B [STEP]
      10.75%, 02/15/08.................    4,300     2,988,500
    XM Satellite Radio, Inc. 144A
      14.00%, 03/15/10.................    1,750     1,553,125
                                                  ------------
                                                    27,937,994
                                                  ------------
BUILDING MATERIALS -- 0.9%
    American Builders & Contractors
      Supply Co., Inc. Cl-B
      10.625%, 05/15/07................    1,625     1,340,625
    ISG Resources, Inc.
      10.00%, 04/15/08.................    1,650     1,513,875
    Juno Lighting, Inc.
      11.875%, 07/01/09................    2,025     1,690,875
    NCI Building Systems, Inc. Cl-B
      9.25%, 05/01/09..................    1,000       945,000
                                                  ------------
                                                     5,490,375
                                                  ------------
BUSINESS SERVICES -- 3.8%
    e.spire Communications, Inc. [STEP]
      13.748%, 04/01/06................    1,400       605,500
    Intermedia Communications, Inc.
      [STEP]
      10.749%, 05/15/06................    4,850     4,631,750
      12.25%, 03/01/09.................    4,500     2,677,500
    Intermedia Communications, Inc.
      Cl-B
      8.875%, 11/01/07.................    1,000       942,500
      8.60%, 06/01/08..................      550       508,750
    Orion Network Systems
      11.25%, 01/15/07.................    2,750     1,608,750
    Sitel Corp.
      9.25%, 03/15/06..................    2,800     2,562,000
    Teligent, Inc.
      11.50%, 12/01/07.................    3,475     2,762,625
    Teligent, Inc. Cl-B [STEP]
      14.981%, 03/01/08................    3,000     1,455,000
    U.S. Office Products Co.
      9.75%, 06/15/08..................    4,475     1,006,875
    Winstar Communications, Inc. 144A
      10.612%, 04/15/10 [STEP].........    4,959     2,380,320
      12.75%, 04/15/10.................    1,693     1,642,210
                                                  ------------
                                                    22,783,780
                                                  ------------
CABLE TELEVISION -- 7.0%
    Charter Communications Holdings LLC
      10.00%, 04/01/09.................    2,000     1,950,000
      12.357%, 04/01/11 [STEP].........    7,850     4,494,125
    Comcast U.K. Cable Corp. [STEP]
      10.997%, 11/15/07................    2,900     2,726,000
    CSC Holdings, Inc.
      9.25%, 11/01/05..................    4,525     4,547,625
      7.875%, 12/15/07.................    1,700     1,648,201
      9.875%, 02/15/13.................      500       507,500

AST FEDERATED HIGH YIELD PORTFOLIO
- ------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Diamond Cable Communications PLC
      [STEP]
      10.751%, 12/15/05................  $ 4,000  $  3,820,000
    Diamond Holdings Co. PLC
      9.125%, 02/01/08.................    1,875     1,753,125
    Echostar DBS Corp.
      9.375%, 02/01/09.................    3,925     3,826,875
    NTL, Inc. Cl-B [STEP]
      10.408%, 02/01/06................    5,100     4,717,499
    Pegasus Communications Corp. Cl-B
      9.625%, 10/15/05.................    1,725     1,673,250
      9.75%, 12/01/06..................    1,500     1,455,000
    Rogers Cablesystems of America,
      Inc.
      11.00%, 12/01/15.................      750       806,250
    TeleWest Communications PLC
      11.25%, 11/01/08.................      525       535,500
      9.25%, 04/15/09 [STEP]...........    3,450     1,880,250
    United Pan-Europe Communication
      Corp. [STEP]
      13.221%, 04/15/08................    3,125     1,546,875
      12.475%, 08/01/09................    7,400     3,663,000
                                                  ------------
                                                    41,551,075
                                                  ------------
CHEMICALS -- 3.9%
    Foamex Capital Corp.
      13.50%, 08/15/05.................      500       430,000
    General Chemical Industry Products,
      Inc.
      10.625%, 05/01/09................    2,000     1,750,000
    Georgia Gulf Corp.
      10.375%, 11/01/07................      950       988,000
    Huntsman Corp. 144A
      9.50%, 07/01/07..................    3,125     2,828,125
    Huntsman ICI Chemicals Corp.
      10.125%, 07/01/09................    1,200     1,212,000
    Lyondell Chemical Co.
      10.875%, 05/01/09................    6,500     6,467,500
    Polymer Group, Inc. Cl-B
      9.00%, 07/01/07..................    3,475     2,971,125
      8.75%, 03/01/08..................    2,450     2,070,250
    Sterling Chemicals Holdings, Inc.
      [STEP]
      11.077%, 08/15/08................    2,150       806,250
    Sterling Chemicals, Inc.
      11.75%, 08/15/06.................      950       783,750
    Texas Petrochemical Corp.
      11.125%, 07/01/06................    1,725     1,474,875
    United Industries Corp. Cl-B
      9.875%, 04/01/09.................    1,700     1,028,500
                                                  ------------
                                                    22,810,375
                                                  ------------
CLOTHING & APPAREL -- 0.6%
    Boyds Collection Ltd.
      9.00%, 05/15/08..................      717       630,960
    Dyersburg Corp. Cl-B
      9.75%, 09/01/07..................    1,725       181,125
    GFSI, Inc. Cl-B
      9.625%, 03/01/07.................    2,425     1,758,125

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Pillowtex Corp.
      10.00%, 11/15/06.................  $ 1,600  $    584,000
    Pillowtex Corp. Cl-B
      9.00%, 12/15/07..................    1,825       647,875
                                                  ------------
                                                     3,802,085
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 0.6%
    Exodus Communications, Inc. 144A
      11.625%, 07/15/10................    2,000     2,020,000
    Verio, Inc.
      10.625%, 11/15/09................    1,700     1,878,500
                                                  ------------
                                                     3,898,500
                                                  ------------
CONGLOMERATES -- 0.5%
    Eagle-Picher Industries, Inc.
      9.375%, 03/01/08.................    3,350     2,847,500
                                                  ------------
CONSTRUCTION -- 0.7%
    Formica Corp.
      10.875%, 03/01/09................    1,800     1,395,000
    MMI Products, Inc. Cl-B
      11.25%, 04/15/07.................    3,100     3,053,500
                                                  ------------
                                                     4,448,500
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 4.2%
    Albecca, Inc.
      10.75%, 08/15/08.................    4,000     3,380,000
    American Safety Razor Co.
      9.875%, 08/01/05.................    1,000       965,000
    Amscan Holdings, Inc.
      9.875%, 12/15/07.................    1,800     1,485,000
    Cabot Safety Corp.
      12.50%, 07/15/05.................    2,500     2,512,500
    Chattem, Inc. Cl-B
      8.875%, 04/01/08.................    2,500     2,012,500
    Collins & Aikman Floor Coverings
      Corp.
      10.00%, 01/15/07.................    1,400     1,365,000
    Collins & Aikman Products Corp.
      11.50%, 04/15/06.................    1,000       962,500
    Diamond Brands Operating, Inc.
      [STEP]
      12.83%, 04/15/09.................    1,500       142,500
    Glenoit Corp.++
      11.00%, 04/15/07.................    2,000       290,000
    Jostens, Inc. 144A
      12.75%, 05/01/10.................    1,800     1,791,000
    NBTY, Inc. Cl-B
      8.625%, 09/15/07.................    2,350     2,056,250
    Revlon Consumer Products Corp.
      8.125%, 02/01/06.................    2,000     1,450,000
      8.625%, 02/01/08.................    5,000     2,550,000
    Scotts Co. 144A
      8.625%, 01/15/09.................    1,000       955,000

AST FEDERATED HIGH YIELD PORTFOLIO
- -----------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Sleepmaster, Inc.
      11.00%, 05/15/09.................  $ 1,100  $  1,039,500
    Volume Services America, Inc.
      11.25%, 03/01/09.................    2,200     2,024,000
                                                  ------------
                                                    24,980,750
                                                  ------------
CONTAINERS & PACKAGING -- 1.6%
    Container Corp. of America
      11.25%, 05/01/04.................      250       255,000
    Huntsman Packaging Corp. 144A
      13.00%, 06/01/10.................    1,000     1,030,000
    Owens-Illinois, Inc.
      7.15%, 05/15/05..................    2,000     1,831,619
      8.10%, 05/15/07..................    1,000       939,840
      7.35%, 05/15/08..................    1,050       930,605
    Russell Stanley Holdings, Inc.
      10.875%, 02/15/09................    1,950     1,335,750
    Stone Container Corp.
      12.25%, 04/01/02.................      125       127,188
      11.50%, 10/01/04.................    1,350     1,404,000
      12.58%, 08/01/16 [VR]............    1,550     1,604,250
                                                  ------------
                                                     9,458,252
                                                  ------------
DIVERSIFIED -- 0.2%
    Blount International, Inc.
      13.00%, 08/01/09.................      950       973,750
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.2%
    Amphenol Corp.
      9.875%, 05/15/07.................    1,400     1,421,000
    Electronic Retailing Systems, Inc.
      [STEP]
      13.25%, 02/01/04.................      875       185,938
    Flextronics International Ltd. 144A
      9.875%, 07/01/10.................    1,050     1,068,375
    SCG Holdings Corp.
      12.00%, 08/01/09.................      845       908,375
    WESCO Distribution, Inc. Cl-B
      9.125%, 06/01/08.................    4,200     3,864,000
                                                  ------------
                                                     7,447,688
                                                  ------------
ENTERTAINMENT & LEISURE -- 2.7%
    AMF Group, Inc. [STEP]
      9.822%, 03/15/06.................    3,462       709,710
    Florida Panthers Holdings, Inc.
      9.875%, 04/15/09.................    3,925     3,699,313
    Premier Parks, Inc.
      9.25%, 04/01/06..................    2,275     2,166,938
      9.75%, 06/15/07..................    2,600     2,522,000
      9.724%, 04/01/08 [STEP]..........    6,250     4,296,874
    Regal Cinemas, Inc.
      9.50%, 06/01/08..................    5,125     1,255,625
    True Temper Sports, Inc.
      10.875%, 12/01/08................    1,875     1,846,875
                                                  ------------
                                                    16,497,335
                                                  ------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
ENVIRONMENTAL SERVICES -- 2.4%
    Allied Waste North America Co.
      10.00%, 08/01/09.................  $17,450  $ 14,658,000
                                                  ------------
EQUIPMENT SERVICES -- 0.2%
    Coinmach Corp. Cl-D
      11.75%, 11/15/05.................    1,100     1,061,500
                                                  ------------
FARMING & AGRICULTURE -- 0.1%
    Royster-Clark, Inc.
      10.25%, 04/01/09.................    1,100       896,500
                                                  ------------
FINANCIAL-BANK & TRUST -- 1.4%
    GS Escrow Corp.
      7.125%, 08/01/05.................    7,925     7,061,017
    RBF Finance Co.
      11.00%, 03/15/06.................      500       540,000
      11.375%, 03/15/09................    1,050     1,139,250
                                                  ------------
                                                     8,740,267
                                                  ------------
FINANCIAL SERVICES -- 0.3%
    Unifrax Investment Corp.
      10.50%, 11/01/03.................    2,125     1,986,875
                                                  ------------
FOOD -- 1.6%
    Agrilink Foods, Inc.
      11.875%, 11/01/08................    3,700     2,978,499
    Del Monte Foods Co. [STEP]
      12.139%, 12/15/07................    1,100       838,750
    Dominos, Inc. Cl-B
      10.375%, 01/15/09................    2,000     1,865,000
    Eagle Family Foods, Inc. Cl-B
      8.75%, 01/15/08..................    2,200     1,309,000
    International Home Foods, Inc.
      10.375%, 11/01/06................    2,600     2,795,000
    Jitney-Jungle Stores, Inc.
      10.375%, 09/15/07................    2,725        34,063
    Nebco Evans Holding Co. [STEP]
      11.645%, 07/15/07................    1,250         7,813
                                                  ------------
                                                     9,828,125
                                                  ------------
FURNITURE -- 0.2%
    Sealy Mattress Co. Cl-B
      9.875%, 12/15/07.................      775       751,750
      10.875%, 12/15/07 [STEP].........    1,000       725,000
                                                  ------------
                                                     1,476,750
                                                  ------------
HEALTHCARE SERVICES -- 3.7%
    Everest Healthcare Services, Inc.
      9.75%, 05/01/08..................    1,575     1,330,875
    Genesis Health Ventures, Inc.
      9.25%, 10/01/06..................    1,000        95,000
      9.875%, 01/15/09.................    1,450       181,250
    HCA-The Healthcare Co.
      6.91%, 06/15/05..................    2,950     2,697,893

AST FEDERATED HIGH YIELD PORTFOLIO
- ------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Hudson Respiratory Care, Inc.
      9.125%, 04/15/08.................  $   850  $    599,250
    Tenet Healthcare Corp.
      8.00%, 01/15/05..................    4,000     3,870,000
      8.625%, 01/15/07.................    3,500     3,368,750
      8.125%, 12/01/08.................    5,000     4,625,000
      9.25%, 09/01/10 144A.............    5,750     5,821,875
                                                  ------------
                                                    22,589,893
                                                  ------------
INDUSTRIAL PRODUCTS -- 0.5%
    Continental Global Group, Inc. Cl-B
      11.00%, 04/01/07.................    2,100       556,500
    Hexcel Corp.
      9.75%, 01/15/09..................      750       686,250
    URS Corp. Cl-B 144A
      12.25%, 05/01/09.................    1,775     1,801,625
                                                  ------------
                                                     3,044,375
                                                  ------------
INTERNET SERVICES -- 2.4%
    Call-Net Enterprises, Inc. [STEP]
      8.522%, 08/15/07.................    4,100     1,962,670
      9.573%, 08/15/08.................    3,800     1,497,846
      10.826%, 05/15/09................    4,800     1,848,000
    Northpoint Communications Group,
      Inc. 144A
      12.875%, 02/15/10................    2,500     1,812,500
    PSINet, Inc.
      11.50%, 11/01/08.................      800       764,000
      11.00%, 08/01/09.................    3,000     2,820,000
    PSINet, Inc. Cl-B
      10.00%, 02/15/05.................    2,500     2,325,000
    Rhythms Netconnections 144A
      14.00%, 02/15/10.................    1,500     1,087,500
    Verio, Inc.
      11.25%, 12/01/08.................      575       641,125
                                                  ------------
                                                    14,758,641
                                                  ------------
MACHINERY & EQUIPMENT -- 2.4%
    Clark Materials Handling Corp.
      Cl-D++
      10.75%, 11/15/06.................    2,625       406,875
    Columbus McKinnon Corp.
      8.50%, 04/01/08..................    1,000       885,000
    National Equipment Services, Inc.
      Cl-B
      10.00%, 11/30/04.................      975       814,125
    National Equipment Services, Inc.
      Cl-D
      10.00%, 11/30/04.................    2,250     1,878,750
    NationsRent, Inc.
      10.375%, 12/15/08................    3,100     1,999,500
    Tekni-Plex, Inc. 144A
      12.75%, 06/15/10.................    1,400     1,403,500
    United Rentals, Inc.
      9.25%, 01/15/09..................    3,600     3,258,000

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    United Rentals, Inc. Cl-B
      9.00%, 04/01/09..................  $ 2,750  $  2,447,500
    Woods Equipment Co.
      12.00%, 07/15/09.................    1,375     1,161,875
                                                  ------------
                                                    14,255,125
                                                  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.6%
    CONMED Corp.
      9.00%, 03/15/08..................    2,975     2,737,000
    Dade International, Inc. Cl-B
      11.125%, 05/01/06................    2,575     1,454,875
    Fisher Scientific International,
      Inc.
      9.00%, 02/01/08..................    2,975     2,774,188
      9.00%, 02/01/08..................    4,200     3,916,500
    Hanger Orthopedic Group, Inc.
      11.25%, 06/15/09.................    1,775     1,553,125
    Kinetic Concepts, Inc. Cl-B
      9.625%, 11/01/07.................    4,050     3,017,250
                                                  ------------
                                                    15,452,938
                                                  ------------
METALS & MINING -- 1.1%
    AEI Resources, Inc. 144A
      10.50%, 12/15/05.................    2,800       574,000
      11.50%, 12/15/06.................    3,375       354,375
    Euramax International PLC
      11.25%, 10/01/06.................    1,825     1,742,875
    Murrin Murrin Holdings Pty. Ltd.
      9.375%, 08/31/07.................      650       572,000
    Neenah Corp. Cl-B
      11.125%, 05/01/07................    1,725     1,328,250
    Neenah Corp. Cl-F
      11.125%, 05/01/07................    1,450     1,116,500
    Republic Technologies, Inc.
      13.75%, 07/15/09.................    1,700       221,000
    Ryerson Tull, Inc.
      9.125%, 07/15/06.................      900       859,347
                                                  ------------
                                                     6,768,347
                                                  ------------
OFFICE EQUIPMENT -- 0.4%
    Buhrmann U.S., Inc.
      12.25%, 11/01/09.................    2,425     2,534,125
                                                  ------------
OIL & GAS -- 1.9%
    Continental Resources, Inc.
      10.25%, 08/01/08.................    3,075     2,767,500
    DI Industries, Inc.
      8.875%, 07/01/07.................      975       931,125
    Pogo Producing Co. Cl-B
      10.375%, 02/15/09................    2,100     2,152,500
    R&B Falcon Corp.
      12.25%, 03/15/06.................    3,050     3,370,250

AST FEDERATED HIGH YIELD PORTFOLIO
- ------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    R&B Falcon Corp. Cl-B
      6.75%, 04/15/05..................  $ 1,600  $  1,448,000
    Triton Energy Ltd.
      9.25%, 04/15/05..................      850       845,750
                                                  ------------
                                                    11,515,125
                                                  ------------
PRINTING & PUBLISHING -- 0.5%
    Garden State Newspapers, Inc. Cl-B
      8.75%, 10/01/09..................    2,575     2,356,125
    K-III Communications Corp.
      8.50%, 02/01/06..................    1,000       960,000
                                                  ------------
                                                     3,316,125
                                                  ------------
RAILROADS -- 0.3%
    Railworks Corp.
      11.50%, 04/15/09.................    1,600     1,544,000
                                                  ------------
REAL ESTATE -- 1.5%
    HMH Properties, Inc. Cl-A
      7.875%, 08/01/05.................      400       370,000
    HMH Properties, Inc. Cl-B
      7.875%, 08/01/08.................    6,000     5,422,500
    HMH Properties, Inc. Cl-C
      8.45%, 12/01/08..................    3,250     3,006,250
                                                  ------------
                                                     8,798,750
                                                  ------------
RESTAURANTS -- 0.4%
    Advantica Restaurant Group, Inc.
      11.25%, 01/15/08.................    1,750     1,163,750
    Carrols Corp.
      9.50%, 12/01/08..................    1,800     1,503,000
                                                  ------------
                                                     2,666,750
                                                  ------------
RETAIL & MERCHANDISING -- 0.1%
    Community Distributors, Inc. Cl-B
      10.25%, 10/15/04.................    1,000       795,000
                                                  ------------
SEMICONDUCTORS -- 0.5%
    Fairchild Semiconductor Corp.
      10.375%, 10/01/07 144A...........    1,500     1,522,500
      10.75%, 04/15/09.................    2,100     1,417,500
                                                  ------------
                                                     2,940,000
                                                  ------------
TELECOMMUNICATIONS -- 21.8%
    Arch Communications, Inc.
      12.75%, 07/01/07.................    1,400     1,127,000
    Centennial Cellular Corp.
      10.75%, 12/15/08.................    2,250     2,261,250
    Crown Castle International Corp.
      10.524%, 05/15/11 [STEP].........    7,875     4,843,125
      10.75%, 08/01/11.................    1,100     1,122,000
      11.07%, 08/01/11 [STEP]..........    1,500       937,500
    Dolphin Telecom PLC [STEP]
      14.00%, 05/15/09.................    3,200     1,136,000
    Global Crossing Holdings Ltd.
      9.50%, 11/15/09..................    8,900     8,588,499

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Hermes Europe Railtel BV, Inc.
      11.50%, 08/15/07.................  $ 3,975  $  3,498,000
      10.375%, 01/15/09................    1,825     1,523,875
    Intermedia Communications, Inc.
      Cl-B [STEP]
      10.458%, 07/15/07................    1,050       834,750
    Lenfest Communications, Inc.
      8.25%, 02/15/08..................    2,275     2,253,774
    Level 3 Communications, Inc.
      9.125%, 05/01/08.................    6,300     5,685,750
      11.004%, 12/01/08 [STEP].........    9,575     5,745,000
    McLeodUSA, Inc.
      9.732%, 03/01/07 [STEP]..........    6,175     5,125,250
      9.25%, 07/15/07..................    1,300     1,261,000
      8.375%, 03/15/08.................    1,250     1,150,000
    Metricom, Inc.
      13.00%, 02/15/10.................      700       472,500
    MetroMedia Fiber Network, Inc.
      10.00%, 12/15/09.................    2,725     2,684,125
    Millicom International Cellular SA
      [STEP]
      11.76%, 06/01/06.................    5,375     4,595,625
    Nextel Communications, Inc.
      10.213%, 02/15/08 [STEP].........    6,500     4,793,750
      9.375%, 11/15/09.................    8,050     7,768,249
    Nextel International, Inc. [STEP]
      12.125%, 04/15/08................    1,750     1,149,278
    Nextel Partners, Inc. [STEP]
      6.885%, 02/01/09.................    1,235       864,500
    NEXTLINK Communications, Inc.
      9.00%, 03/15/08..................    1,575     1,452,938
      10.039%, 04/15/08 [STEP].........    3,000     1,890,000
      10.75%, 06/01/09.................    2,750     2,729,375
      12.20%, 06/01/09 [STEP]..........   10,800     6,750,000
    NTL, Inc. Cl-B [STEP]
      9.316%, 04/01/08.................    7,825     4,929,750
      10.822%, 10/01/08................      550       357,500
    Orius Capital Corp. 144A
      12.75%, 02/01/10.................    1,675     1,733,625
    Pegasus Media & Communications,
      Inc.
      12.50%, 07/01/05.................      975     1,018,875
    Qwest Communications International,
      Inc. [STEP]
      8.54%, 10/15/07..................    3,875     3,158,125
    Qwest Communications International,
      Inc. Cl-B [STEP]
      8.29%, 02/01/08..................    2,250     1,738,125
    RCN Corp. [STEP]
      11.939%, 10/15/07................      950       584,250
      12.606%, 07/01/08................    1,100       599,500
    RCN Corp. Cl-B [STEP]
      12.361%, 02/15/08................    1,700       926,500
    Rogers Cantel, Inc.
      8.80%, 10/01/07..................    4,000     4,000,000
    SpectraSite Holdings, Inc. [STEP]
      144A
      12.875%, 03/15/10................    2,500     1,387,500

AST FEDERATED HIGH YIELD PORTFOLIO
- ------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Telecommunications Techniques Co.
      9.75%, 05/15/08..................  $ 5,825  $  5,388,125
    Telesystem International Wireless,
      Inc. Cl-B [STEP]
      12.656%, 06/30/07................    5,325     3,754,125
      10.50%, 11/01/07.................      800       484,000
    Tritel PCS, Inc. [STEP]
      11.607%, 05/15/09................    1,000       665,000
    Triton PCS Holdings, Inc. [STEP]
      11.291%, 05/01/08................    4,850     3,564,750
    U.S. Unwired, Inc. [STEP]
      13.288%, 11/01/09................    1,825     1,012,875
    US Xchange LLC++
      15.00%, 07/01/08.................    1,625     1,775,313
    USA Mobile Communications Holdings,
      Inc.
      9.50%, 02/01/04..................      650       484,250
    Viatel, Inc.
      11.25%, 04/15/08.................    2,525     1,906,375
      12.374%, 04/15/08 [STEP].........    2,250     1,046,250
      11.50%, 03/15/09.................    1,250       956,250
    Voicestream Wireless Holdings
      10.375%, 11/15/09................    1,600     1,672,000
      11.732%, 11/15/09................    5,625     3,796,875
    Williams Communications Group, Inc.
      10.875%, 10/01/09................    1,900     1,862,000
                                                  ------------
                                                   131,045,051
                                                  ------------
TRANSPORTATION -- 1.8%
    Allied Holdings, Inc. Cl-B
      8.625%, 10/01/07.................      400       356,000
    Ameritruck Distribution Corp.
      Cl-B++
      12.25%, 11/15/05.................    1,950           195
    Gearbulk Holding Ltd.
      11.25%, 12/01/04.................    2,400     2,430,000
    Holt Group, Inc.
      9.75%, 01/15/06..................    1,350       141,750
    Motor Coach Industries, Inc.
      11.25%, 05/01/09.................    2,100     1,837,500
    Stena AB
      10.50%, 12/15/05.................    3,275     3,225,875
      8.75%, 06/15/07..................    2,775     2,442,000
    Stena Line AB
      10.625%, 06/01/08................    1,250       737,500
                                                  ------------
                                                    11,170,820
                                                  ------------
UTILITIES -- 0.3%
    CMS Energy Corp.
      7.50%, 01/15/09..................    1,100       986,084
    El Paso Electric Co. Cl-E
      9.40%, 05/01/11..................      175       184,541
    International Utility Structures,
      Inc.
      10.75%, 02/01/08.................      925       763,125
                                                  ------------
                                                     1,933,750
                                                  ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $604,092,306)..................            515,098,043
                                                  ------------
                                         SHARES      VALUE
                                         ------      -----
PREFERRED STOCK -- 3.3%
BROADCASTING -- 0.5%
    Benedek Communications Corp.
      11.50% [PIK].....................    1,600  $  1,048,000
    Sinclair Capital Cl-A
      11.625%..........................   22,500     2,126,250
                                                  ------------
                                                     3,174,250
                                                  ------------
FINANCIAL SERVICES -- 0.1%
    California Federal Capital Corp.
      Cl-A
      9.125% [PIK].....................   30,000       656,250
                                                  ------------
FOOD -- 0.0%
    Nebco Evans Holding Co.
      11.25% [PIK].....................    8,483         5,302
                                                  ------------
HEALTHCARE SERVICES -- 0.1%
    River Holding Corp. Cl-B
      11.50% [PIK].....................    6,266       441,753
                                                  ------------
INDUSTRIAL PRODUCTS -- 0.0%
    International Utility Structures,
      Inc.
      $13.00 [PIK] 144A................      125       106,875
    International Utility Structures,
      Inc.
      13.00% [PIK] 144A................       34         2,805
                                                  ------------
                                                       109,680
                                                  ------------
MACHINERY & EQUIPMENT -- 0.1%
    Fairfield Manufacturing Co., Inc.
      11.25%...........................      650       555,750
                                                  ------------
OIL & GAS -- 0.3%
    R&B Falcon Corp.
      13.875% [PIK]....................    1,532     1,753,678
                                                  ------------
PRINTING & PUBLISHING -- 1.2%
    Primedia, Inc. Cl-D
      10.00%...........................   23,750     2,303,750
    Primedia, Inc. Cl-F
      9.20%............................   15,000     1,372,500
    Primedia, Inc. Cl-H
      8.625%...........................   43,100     3,685,049
                                                  ------------
                                                     7,361,299
                                                  ------------
TELECOMMUNICATIONS -- 1.0%
    AMFM Operating, Inc.
      12.625% [PIK]....................  967,500     1,117,463
    Nextel Communications, Inc.
      13.00% [PIK].....................    1,200     1,284,000
    Nextel Communications, Inc.
      Cl-E 11.125% [PIK]...............      956       927,320
    Pegasus Communications Corp. Cl-A
      12.75% [PIK].....................    2,758     2,785,658
                                                  ------------
                                                     6,114,441
                                                  ------------
TOTAL PREFERRED STOCK
  (Cost $21,712,832)...................             20,172,403
                                                  ------------

AST FEDERATED HIGH YIELD PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         ------      -----
COMMON STOCK -- 0.1%
BROADCASTING -- 0.0%
    Australis Holdings Warrants
      144A*............................    1,000  $         10
                                                  ------------
CHEMICALS -- 0.0%
    Sterling Chemicals Holdings, Inc.
      Warrants*........................    1,075         9,406
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.0%
    Electronic Retailing Systems, Inc.
      Warrants 144A*...................      875           875
                                                  ------------
METALS & MINING -- 0.0%
    Bar Technologies, Inc. Warrants
      144A*............................      300             0
    Republic Technologies Warrants*....    1,700             0
    Royal Oak Mines, Inc.++*...........   66,164             0
                                                  ------------
OIL & GAS -- 0.1%
    R&B Falcon Corp. Warrants 144A*....      750       374,250
                                                  ------------
PRINTING & PUBLISHING -- 0.0%
    MediaNews Group, Inc.*.............    1,000       150,000
                                                  ------------
TELECOMMUNICATIONS -- 0.0%
    Metricom, Inc. Warrants*...........    1,350         2,734
    MetroNet Communications Corp.
      Warrants 144A*...................    1,525       167,750
    Sullivan Broadcasting Holdings,
      Inc.*............................    2,400             0
    UIH Australia Warrants*............    3,100        93,000
    Wireless One, Inc. Warrants*.......    1,500            15
                                                  ------------
                                                       263,499
                                                  ------------
TOTAL COMMON STOCK
  (Cost $239,288)......................                798,040
                                                  ------------
                                           PAR
                                          (000)
                                          -----
REPURCHASE AGREEMENTS -- 9.9%
  Greenwich Capital Markets, Inc.
    6.25% dated 06/30/00, maturing
    07/03/00, repurchase price
    $59,895,179 (Collateralized by U.S.
    Treasury Notes, par value
    $61,548,000, market value
    $61,024,365 due 11/15/04)
  (Cost $59,864,000)...................  $59,864  $ 59,864,000
                                                  ------------
TOTAL INVESTMENTS -- 98.6%
  (Cost $685,908,426)..................            595,932,486
OTHER ASSETS LESS
  LIABILITIES -- 1.4%..................              8,677,573
                                                  ------------
NET ASSETS -- 100.0%...................           $604,610,059
                                                  ============

- ------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

++ Illiquid security. At the end of the period, these securities amounted to 0.4% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 6.0% of net assets.

See Notes to Financial Statements.

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 46.4%
ADVERTISING -- 0.1%
    Omnicom Group, Inc. .............       3,800   $    338,438
                                                    ------------
AEROSPACE -- 0.3%
    Boeing Co. ......................      10,768        450,237
    General Dynamics Corp. ..........       2,500        130,625
    General Motors Corp. Cl-H*.......         660         57,915
    Honeywell International, Inc. ...      10,012        337,279
    Litton Industries, Inc.*.........       1,700         71,400
    Lockheed Martin Corp. ...........       5,600        138,950
    Northrop Grumman Corp. ..........       1,500         99,375
    Primex Technologies, Inc. .......         840         18,480
    Raytheon Co. Cl-B*...............       4,000         77,000
                                                    ------------
                                                       1,381,261
                                                    ------------
AIRLINES -- 0.1%
    Alaska Air Group, Inc.*..........       2,700         73,238
    AMR Corp.*.......................       2,400         63,450
    Delta Air Lines, Inc. ...........       2,000        101,125
    Southwest Airlines Co. ..........      10,025        189,848
                                                    ------------
                                                         427,661
                                                    ------------
AUTOMOBILE MANUFACTURERS -- 0.3%
    Ford Motor Co. ..................      16,000        688,000
    General Motors Corp. ............       8,080        469,145
    Honda Motor Co. Ltd. [ADR].......       3,700        254,375
                                                    ------------
                                                       1,411,520
                                                    ------------
AUTOMOTIVE PARTS -- 0.2%
    Arvin Industries, Inc. ..........       1,800         31,275
    Dana Corp. ......................       2,880         61,020
    Delphi Automotive Systems
      Corp. .........................       6,919        101,623
    Eaton Corp. .....................       1,600        107,199
    Federal-Mogul Corp. .............       2,600         24,863
    Genuine Parts Co. ...............       4,050         81,000
    Goodyear Tire & Rubber Co. ......       2,400         48,000
    Lear Corp.*......................       3,700         74,000
    Mark IV Industries, Inc. ........       4,300         89,763
    Superior Industries
      International, Inc. ...........       2,500         64,375
    TRW, Inc. .......................       1,400         60,725
    Visteon Corp.*...................       2,095         25,401
                                                    ------------
                                                         769,244
                                                    ------------
BEVERAGES -- 0.8%
    Anheuser-Busch Companies,
      Inc. ..........................       7,500        560,156
    Cadbury Schweppes PLC [ADR]......       4,246        111,458
    Coca-Cola Co. ...................      29,400      1,688,662
    Coca-Cola Enterprises, Inc. .....       7,000        114,188
    Compania Cervecerias Unidas SA
      [ADR]..........................       3,900         88,481
    PepsiCo, Inc. ...................      18,000        799,875
    Whitman Corp. ...................       4,900         60,638
                                                    ------------
                                                       3,423,458
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
BROADCASTING -- 0.2%
    Chris-Craft Industries, Inc.*....       1,462   $     96,583
    Clear Channel Communications,
      Inc.*..........................       4,000        300,000
    Hispanic Broadcasting Corp.*.....       3,800        125,875
    News Corp. Ltd. .................       5,400        294,300
                                                    ------------
                                                         816,758
                                                    ------------
BUILDING MATERIALS -- 0.2%
    Armstrong Holdings, Inc. ........         800         12,250
    Clayton Homes, Inc. .............       6,450         51,600
    Fastenal Co. ....................       2,100        106,313
    Martin Marietta Materials
      Corp. .........................       2,800        113,225
    Masco Corp. .....................       7,200        130,049
    Modine Manufacturing Co. ........       1,100         29,700
    USG Corp. .......................       1,800         54,675
    Vulcan Materials Co. ............       3,000        128,063
    York International Corp. ........       2,000         52,250
                                                    ------------
                                                         678,125
                                                    ------------
BUSINESS SERVICES -- 0.3%
    Adecco SA [ADR]*.................         141         14,964
    Avery Dennison Corp. ............       2,500        167,813
    Comdisco, Inc. ..................       5,700        127,181
    Convergys Corp.*.................       4,300        223,063
    Equifax, Inc. ...................       2,000         52,625
    First Data Corp. ................       7,200        357,299
    Manpower, Inc. ..................       3,800        121,600
    Navigant International, Inc.*....         215          2,069
    Nova Corp. ......................       3,100         86,606
    Parametric Technology Corp.*.....       5,000         55,000
    Quintiles Transnational Corp.*...       4,300         60,738
    Robert Half International,
      Inc.*..........................       7,700        219,450
                                                    ------------
                                                       1,488,408
                                                    ------------
CAPITAL GOODS -- 0.0%
    Harsco Corp. ....................       2,600         66,300
                                                    ------------
CHEMICALS -- 0.5%
    AKZO Nobel NV [ADR]..............         100          4,206
    Arch Chemicals, Inc. ............       1,050         22,969
    Cabot Corp. .....................       4,100        111,725
    Crompton Corp. ..................       9,451        115,775
    Dexter Corp. ....................       1,500         72,000
    Dow Chemical Co. ................       9,000        271,687
    DuPont, (E.I.) de Nemours &
      Co. ...........................      15,059        658,830
    FMC Corp.*.......................       1,600         92,800
    Grace, (W.R.) & Co.*.............       2,000         24,250
    Great Lakes Chemical Corp. ......       2,500         78,750
    Hanna, (M.A.) Co. ...............       3,400         30,600
    IMC Global, Inc. ................       6,000         78,000
    Imperial Chemical Industries
      PLC............................       3,000         92,438
    Lubrizol Corp. ..................       3,100         65,100
    Olin Corp. ......................       3,600         59,400
    Omnova Solutions, Inc. ..........       2,800         17,500
    PPG Industries, Inc. ............       3,000        132,938
    Rohm & Haas Co. .................       2,459         84,836
    Schulman, (A.), Inc. ............       3,000         36,188
    Solutia, Inc. ...................       5,560         76,450
                                                    ------------
                                                       2,126,442
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
CLOTHING & APPAREL -- 0.2%
    Abercrombie & Fitch Co. Cl-A*....       3,600   $     43,875
    AnnTaylor Stores Corp.*..........       1,600         53,000
    Cintas Corp. ....................       5,400        198,113
    Jones Apparel Group, Inc.*.......       5,200        122,200
    Nike, Inc. Cl-B..................       5,500        218,968
    Payless ShoeSource, Inc.*........       1,181         61,633
    Ross Stores, Inc. ...............       5,200         88,725
    Springs Industries, Inc. Cl-A....       2,100         67,594
    Unifi, Inc.*.....................       4,800         59,400
                                                    ------------
                                                         913,508
                                                    ------------
COMPUTER HARDWARE -- 2.0%
    Compaq Computer Corp. ...........      23,368        597,345
    Dell Computer Corp.*.............      38,000      1,873,875
    EMC Corp.*.......................      26,000      2,000,375
    Hewlett-Packard Co. .............      12,000      1,498,500
    International Business Machines
      Corp. .........................      24,000      2,629,499
    Quantum Corp. - DLT & Storage
      Systems*.......................       6,500         62,969
    Quantum Corp. - Hard Disk
      Drive*.........................       2,650         29,316
    Seagate Technology, Inc.*........       4,500        247,500
    Storage Technology Corp.*........       3,700         40,469
                                                    ------------
                                                       8,979,848
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 5.2%
    Adobe Systems, Inc. .............       1,200        156,000
    Automatic Data Processing,
      Inc. ..........................       7,500        401,719
    Aztec Technology Partners,
      Inc.*..........................         430            934
    BMC Software, Inc.*..............       6,200        226,203
    Cadence Design Systems, Inc.*....       9,500        193,563
    Ceridian Corp.*..................       5,200        125,125
    Cisco Systems, Inc.*.............      84,000      5,339,249
    Citrix Systems, Inc.*............       6,200        117,413
    Computer Associates
      International, Inc. ...........       7,362        376,842
    Computer Sciences Corp.*.........       2,000        149,375
    Compuware Corp.*.................      11,400        118,275
    DST Systems, Inc.*...............         900         68,513
    Electronic Arts, Inc.*...........       2,800        204,225
    Electronic Data Systems Corp. ...       7,500        309,375
    Fiserv, Inc.*....................       4,525        195,706
    Informix Corp.*..................       7,300         54,294
    Intuit, Inc.*....................       7,800        322,725
    Legato Systems, Inc.*............       3,100         46,888
    Microsoft Corp.*.................      63,500      5,079,999
    NCR Corp.*.......................       2,400         93,450
    Networks Associates, Inc.*.......       6,350        129,381
    Novell, Inc.*....................       9,500         87,875
    Oracle Corp.*....................      39,250      3,299,452
    Paychex, Inc. ...................      11,400        478,800
    Policy Management Systems
      Corp.*.........................       1,700         26,138
    Siebel Systems, Inc.*............       7,800      1,275,788
    Structural Dynamics Research
      Corp.*.........................       2,500         37,656
    Sun Microsystems, Inc.*..........      18,800      1,709,625
    SunGard Data Systems, Inc.*......       3,200         99,200

                                         SHARES        VALUE
                                         ------        -----
    Symantec Corp.*..................       3,500   $    188,781
    Synopsys, Inc.*..................       2,300         79,494
    Tech Data Corp.*.................       1,900         82,769
    Veritas Software Corp.*..........      14,400      1,627,425
                                                    ------------
                                                      22,702,257
                                                    ------------
CONGLOMERATES -- 1.0%
    Berkshire Hathaway, Inc. Cl-B*...         136        239,360
    Corning, Inc. ...................       5,200      1,403,350
    Minnesota Mining & Manufacturing
      Co. ...........................       5,300        437,250
    Ogden Corp. .....................       2,500         22,500
    Philip Morris Companies, Inc. ...      29,300        778,281
    Textron, Inc. ...................       1,500         81,469
    Tyco International Ltd. .........      20,800        985,400
    United Technologies Corp. .......       8,427        496,140
    Viad Corp. ......................       4,500        122,625
                                                    ------------
                                                       4,566,375
                                                    ------------
CONSTRUCTION -- 0.0%
    Granite Construction, Inc. ......       2,650         64,925
    Jacobs Engineering Group,
      Inc.*..........................       2,400         78,450
                                                    ------------
                                                         143,375
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.7%
    ACNielson Corp.*.................       3,100         68,200
    Church and Dwight Co., Inc. .....       2,000         36,000
    Clorox Co. ......................       3,256        145,910
    Colgate-Palmolive Co. ...........       7,500        449,063
    Cross, (A.T.) Co. Cl-A*..........       1,400          6,825
    Dial Corp. ......................       3,600         37,350
    Eastman Kodak Co. ...............       4,200        249,900
    Energizer Holdings, Inc.*........       2,000         36,500
    Fortune Brands, Inc. ............       4,100         94,556
    Gillette Co. ....................      14,000        489,124
    International Flavors &
      Fragrances, Inc. ..............       2,000         60,375
    Keane, Inc.*.....................       2,600         56,225
    Lancaster Colony Corp. ..........       1,550         29,741
    National Presto Industries,
      Inc. ..........................         800         24,600
    Pittston Brink's Group...........       1,300         17,794
    Procter & Gamble Co. ............      16,000        915,999
    RJ Reynolds Tobacco Holdings.....       4,200        117,338
    Shaw Industries, Inc. ...........       5,100         63,750
    Sotheby's Holdings, Inc. Cl-A....       3,400         59,500
    Stewart Enterprises, Inc. .......       8,900         31,428
    Universal Corp. .................       1,800         38,025
    WestPoint Stevens, Inc. .........       2,300         25,588
                                                    ------------
                                                       3,053,791
                                                    ------------
CONTAINERS & PACKAGING -- 0.1%
    Bemis Co., Inc. .................       2,700         90,788
    Owens Illinois, Inc.*............       3,700         43,244
    Sealed Air Corp.*................       2,400        125,700
    Sonoco Products Co. .............       3,910         80,399
                                                    ------------
                                                         340,131
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.6%
    Agilent Technologies, Inc.*......       4,576   $    337,480
    American Power Conversion
      Corp.*.........................       8,800        359,150
    Analog Devices, Inc.*............      19,266      1,464,215
    Arrow Electronics, Inc.*.........       5,600        173,600
    Comverse Technology, Inc.*.......       4,800        446,400
    Diebold, Inc. ...................       2,700         75,263
    Emerson Electric Co. ............       5,500        332,063
    General Electric Co. ............     120,000      6,119,999
    Hitachi Ltd. [ADR]...............       5,000        720,625
    Hubbell, Inc. Cl-B*..............       2,500         63,750
    Koninklijke (Royal) Philips
      Electronics NV NY Reg. ........       8,752        415,720
    Linear Technology Corp. .........      12,000        767,250
    Molex, Inc. .....................       8,093        389,476
    PerkinElmer, Inc. ...............       3,000        198,375
    Rockwell International Corp. ....       3,000         94,500
    Sanmina Corp.*...................       4,400        376,200
    SCI Systems, Inc.*...............       4,400        172,975
    Solectron Corp.*.................      12,200        510,875
    Symbol Technologies, Inc. .......       4,443        247,420
    Teleflex, Inc. ..................       1,800         66,713
    Teradyne, Inc.*..................       6,200        455,700
    Texas Instruments, Inc. .........      22,000      1,511,124
    TXU Corp. .......................       4,000        118,000
    Varian Medical Systems, Inc.*....       1,900         74,338
    Varian, Inc.*....................       1,900         87,638
                                                    ------------
                                                      15,578,849
                                                    ------------
ENERGY SERVICES -- 0.1%
    Dynegy, Inc. ....................       3,700        252,756
    Halliburton Co. .................       7,700        363,344
                                                    ------------
                                                         616,100
                                                    ------------
ENTERTAINMENT & LEISURE -- 1.1%
    Brunswick Corp. .................       2,000         33,125
    Callaway Golf Co. ...............       2,200         35,888
    Carnival Corp. ..................       7,700        150,150
    Disney, (Walt) Co. ..............      26,592      1,032,102
    Harley-Davidson, Inc. ...........      11,800        454,300
    International Game Technology....       5,900        156,350
    Mandalay Resort Group*...........       5,000        100,000
    Mattel, Inc. ....................       4,100         54,069
    Premier Parks, Inc. .............       3,000         68,250
    Sabre Holdings Corp. ............       1,734         49,419
    Time Warner, Inc. ...............      15,200      1,155,200
    Viacom, Inc. Cl-B*...............      19,765      1,347,725
                                                    ------------
                                                       4,636,578
                                                    ------------
ENVIRONMENTAL SERVICES -- 0.1%
    Allied Waste Industries, Inc.*...       5,400         54,000
    Tetra Tech, Inc.*................       2,343         53,596
    Waste Management, Inc. ..........      12,959        246,221
                                                    ------------
                                                         353,817
                                                    ------------
FINANCIAL-BANK & TRUST -- 1.9%
    Astoria Financial Corp. .........       3,200         82,400
    Australia & New Zealand Banking
      Group Ltd. [ADR]...............       3,600        137,025

                                         SHARES        VALUE
                                         ------        -----
    Banco Bilbao Vizcaya Argentaria
      SA [ADR].......................      36,300   $    535,424
    Banco Bradesco SA [ADR]..........      14,500        126,195
    Banco Frances SA [ADR]...........       5,060        109,423
    Bank of America Corp. ...........      22,360        961,479
    Bank of New York Co., Inc. ......       9,400        437,099
    Bank One Corp. ..................      14,134        375,434
    CCB Financial Corp. .............       2,000         76,500
    Charter One Financial, Inc. .....       6,237        143,451
    Chase Manhattan Corp. ...........      15,018        691,766
    City National Corp. .............       1,800         63,900
    Compass Bancshares, Inc. ........       4,500         76,781
    Dime Bancorp, Inc. ..............       5,100         80,325
    Fifth Third Bancorp..............       4,225        267,231
    First Security Corp. ............       8,287        112,392
    First Tennessee National
      Corp. .........................       5,400         89,438
    First Union Corp. ...............      12,608        312,836
    First Virginia Banks, Inc. ......       2,000         69,625
    Firstar Corp. ...................      16,093        338,959
    GreenPoint Financial Corp. ......       3,000         56,250
    Hibernia Corp. Cl-A..............       5,500         59,813
    Huntington Bancshares, Inc. .....       4,066         64,294
    KeyCorp..........................       7,000        123,375
    Marshall & Ilsley Corp. .........       4,700        195,050
    MBNA Corp. ......................       9,500        257,688
    Mellon Financial Corp. ..........       8,800        320,650
    Mercantile Bankshares Corp. .....       3,300         98,381
    Morgan, (J.P.) & Co., Inc. ......       2,100        231,263
    National City Corp. .............       7,520        128,310
    North Fork Bancorporation,
      Inc. ..........................       4,400         66,550
    Northern Trust Corp. ............       3,000        195,188
    Old Kent Financial Corp. ........       5,182        138,612
    Pacific Century Financial
      Corp. .........................       3,900         58,013
    Regions Financial Corp. .........       2,700         53,663
    Silicon Valley Bancshares*.......       2,800        119,350
    Southtrust Corp. ................       3,200         72,400
    State Street Corp. ..............       2,000        212,125
    Summit Bancorp...................       4,000         98,500
    SunTrust Banks, Inc. ............       3,648        166,668
    TCF Financial Corp. .............       4,700        120,731
    U.S. Bancorp.....................       9,659        185,936
    Uniao de Bancos Brasileiros SA
      [GDR]..........................       3,300         94,875
    Union Planters Corp. ............       2,800         78,225
    Wilmington Trust Corp. ..........       1,900         81,225
    Zions Bancorp....................       2,700        123,905
                                                    ------------
                                                       8,488,723
                                                    ------------
FINANCIAL SERVICES -- 2.4%
    AMBAC Financial Group, Inc. .....       2,400        131,550
    American Express Co. ............      15,300        797,512
    Associates First Capital Corp.
      Cl-A...........................       8,728        194,744
    Bear Stearns Companies, Inc. ....       4,095        170,454
    Block, (H&R), Inc. ..............       2,000         64,750
    Capital One Financial Corp. .....       2,500        111,563
    Citigroup, Inc. .................      43,005      2,591,050
    Concord EFS, Inc.*...............       6,450        167,700
    Dun & Bradstreet Corp. ..........       2,500         71,563

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    E*TRADE Group, Inc.*.............       9,000   $    148,500
    Edwards, (A.G.), Inc. ...........       3,350        130,650
    Fannie Mae.......................      14,000        730,625
    FINOVA Group, Inc. ..............       2,500         32,500
    Fleet Financial Group, Inc. .....      11,056        375,904
    Franklin Resources, Inc. ........       5,700        173,138
    Freddie Mac......................      10,600        429,300
    Golden West Financial Corp. .....       2,400         97,950
    Grupo Financiero Bancomer [ADR]
      144A*..........................       1,400         14,223
    Household International, Inc. ...       5,600        232,750
    Merrill Lynch & Co., Inc. .......       3,900        448,500
    Morgan Stanley Dean Witter &
      Co. ...........................      14,970      1,246,252
    Paine Webber Group, Inc. ........       5,800        263,900
    PNC Financial Services Group,
      Inc. ..........................       2,820        132,188
    Providian Financial Corp. .......       1,500        135,000
    Schwab, (Charles) Corp. .........      15,075        506,897
    Waddell & Reed Financial, Inc.
      Cl-A...........................         392         12,846
    Waddell & Reed Financial, Inc.
      Cl-B...........................       1,674         48,651
    Washington Mutual, Inc. .........       5,750        166,031
    Wells Fargo & Co. ...............      20,000        775,000
                                                    ------------
                                                      10,401,691
                                                    ------------
FOOD -- 1.0%
    Albertson's, Inc. ...............       6,024        200,298
    Archer Daniels Midland Co. ......      11,887        116,641
    Bestfoods, Inc. .................       3,300        228,525
    Campbell Soup Co. ...............       6,000        174,750
    ConAgra, Inc. ...................       6,900        131,531
    Dean Foods Corp. ................       1,400         44,363
    Diageo PLC [ADR].................       6,547        232,828
    Dole Food Co. ...................       2,800         45,850
    Flowers Industries, Inc. ........       3,000         59,813
    General Mills, Inc. .............       5,000        191,250
    Heinz, (H.J.) Co. ...............       6,250        273,438
    Hershey Foods Corp. .............       2,600        126,588
    Hormel Foods Corp. ..............       6,000        100,875
    IBP, Inc. .......................       4,300         66,381
    Interstate Bakeries Corp. .......       3,000         44,250
    Kellogg Co. .....................       7,000        208,250
    Kroger Co.*......................      16,800        370,649
    Lance, Inc. .....................       3,200         28,800
    McCormick & Co., Inc. ...........       4,100        133,250
    Ralston Purina Group.............       5,000         99,688
    Safeway, Inc.*...................       6,060        273,458
    Sara Lee Corp. ..................      12,400        239,475
    Smucker, (J.M.) Co.*.............       1,600         30,800
    Starbucks Corp.*.................       7,500        286,405
    The Earthgrains Co. .............         592         11,507
    Tyson Foods, Inc. ...............       7,300         63,875
    Unilever NV NY Reg. .............      13,407        576,500
    Universal Foods Corp. ...........       3,700         68,450
    Wrigley, (Wm., Jr.) Co. .........       1,300        104,244
                                                    ------------
                                                       4,532,732
                                                    ------------
FURNITURE -- 0.0%
    Leggett & Platt, Inc. ...........       8,700        143,550
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
HEALTHCARE SERVICES -- 0.5%
    Amgen, Inc.*.....................      12,500   $    878,124
    Apria Healthcare Group, Inc.*....       7,500         91,875
    Foundation Health Systems,
      Inc.*..........................       6,400         83,200
    Gentiva Health Services, Inc.*...         500          4,063
    HCA - The Healthcare Corp. ......       9,096        276,291
    Health Management Associates,
      Inc. Cl-A*.....................      12,050        157,403
    Healthsouth Corp.*...............       5,500         39,531
    IMS Health, Inc. ................       5,000         90,000
    McKesson HBOC, Inc. .............       2,600         54,438
    Oxford Health Plans, Inc.*.......       1,300         30,956
    PacifiCare Health Systems,
      Inc.*..........................       1,800        108,338
    Quorum Health Group, Inc.*.......       3,600         37,125
    Total Renal Care Holdings,
      Inc.*..........................       2,700         16,200
    United HealthGroup, Inc. ........       4,000        343,000
                                                    ------------
                                                       2,210,544
                                                    ------------
HOTELS & MOTELS -- 0.0%
    Hilton Hotels Corp. .............       2,945         27,609
    Marriott International, Inc.
      Cl-A...........................       3,000        108,188
                                                    ------------
                                                         135,797
                                                    ------------
INSURANCE -- 1.3%
    Aetna, Inc. .....................       2,502        160,597
    AFLAC, Inc. .....................       8,900        408,843
    Allmerica Financial Corp. .......       2,300        120,463
    Allstate Corp. ..................      10,600        235,850
    American Financial Group,
      Inc. ..........................       3,200         79,400
    American General Corp. ..........       3,500        213,500
    American International Group,
      Inc. ..........................      19,020      2,234,849
    Chubb Corp. .....................       3,300        202,950
    CIGNA Corp. .....................       3,900        364,650
    Conseco, Inc. ...................       5,691         55,487
    HSB Group, Inc. .................       1,650         51,356
    Lincoln National Corp. ..........       3,400        122,825
    Loews Corp. .....................       3,000        180,000
    Marsh & McLennan Companies,
      Inc. ..........................       3,500        365,531
    Old Republic International
      Corp. .........................       7,300        120,450
    Progressive Corp. ...............       1,400        103,688
    ReliaStar Financial Corp. .......       3,000        157,313
    Selective Insurance Group,
      Inc. ..........................       3,500         66,500
    The Hartford Financial Services
      Group, Inc. ...................       3,000        167,813
    Torchmark Corp. .................       4,600        113,563
    Transatlantic Holdings, Inc. ....       1,050         87,938
    Unitrin, Inc. ...................       2,800         82,250
    UNUM Corp. ......................       5,777        115,901
                                                    ------------
                                                       5,811,717
                                                    ------------
INTERNET SERVICES -- 0.5%
    America Online, Inc.*............      38,000      2,004,500
                                                    ------------
LUMBER & WOOD PRODUCTS -- 0.0%
    Deltic Timber Corp. .............         342          7,161
    Rayonier, Inc. ..................       1,600         57,400
                                                    ------------
                                                          64,561
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
MACHINERY & EQUIPMENT -- 0.5%
    AGCO Corp. ......................       2,100   $     25,725
    Black & Decker Corp. ............       2,700        106,144
    Caterpillar, Inc. ...............       5,000        169,375
    Danaher Corp. ...................       4,500        222,468
    Deere & Co. .....................       4,000        148,000
    Federal Signal Corp. ............       3,600         61,200
    Flowserve Corp. .................       2,900         43,863
    Gencorp, Inc. ...................       2,800         22,400
    Grant Prideco, Inc.*.............       2,320         58,000
    Illinois Tool Works, Inc. .......       5,339        304,322
    Ingersoll-Rand Co. ..............       2,000         80,500
    Kaydon Corp. ....................       2,200         46,200
    Kennametal, Inc. ................       1,200         25,725
    Nordson Corp. ...................       1,000         50,625
    Pall Corp. ......................       4,000         75,500
    Precision Castparts Corp. .......       1,400         63,350
    Sequa Corp. Cl-A*................       1,200         45,825
    Smith International, Inc.*.......       2,000        145,625
    Tecumseh Products Co. Cl-A.......       1,400         53,463
    Thermo Electron Corp.*...........       6,300        133,088
    Weatherford International,
      Inc.*..........................       2,320         92,365
                                                    ------------
                                                       1,973,763
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.2%
    Abbott Laboratories..............      18,500        824,406
    Baxter International, Inc. ......       4,000        281,250
    Beckman Coulter, Inc. ...........       2,100        122,588
    Becton Dickinson & Co. ..........       4,000        114,750
    Bergen Brunswig Corp. Cl-A.......       3,800         20,900
    Boston Scientific Corp.*.........       6,000        131,625
    Edwards Lifesciences Corp.*......         960         18,360
    Forest Laboratories, Inc.*.......       3,400        343,400
    Genzyme Corp.*...................       2,100        124,819
    Genzyme Surgical Products*.......         375          3,727
    Genzyme Tissue Repair*...........          63            331
    Guidant Corp.*...................       6,000        297,000
    Hillenbrand Industries, Inc. ....       2,700         84,544
    Johnson & Johnson Co. ...........      18,005      1,834,258
    Medtronic, Inc. .................      15,000        747,188
    STERIS Corp.*....................       4,000         35,500
    Stryker Corp. ...................       6,800        297,500
    Sybron International Corp.*......       3,700         73,306
    VISX, Inc.*......................       2,400         67,350
                                                    ------------
                                                       5,422,802
                                                    ------------
METALS & MINING -- 0.2%
    Alcoa, Inc. .....................      15,600        452,399
    Barrick Gold Corp. ..............       7,000        127,313
    Brush Wellman, Inc. .............       2,400         37,500
    Carpenter Technology Corp. ......       2,200         46,475
    Nucor Corp. .....................       2,800         92,925
    Placer Dome, Inc. ...............       9,900         94,669
                                                    ------------
                                                         851,281
                                                    ------------
OFFICE EQUIPMENT -- 0.2%
    Herman Miller, Inc. .............       3,900        100,913
    Ikon Office Solutions, Inc. .....       6,800         26,350
    Office Depot, Inc.*..............      11,550         72,188

                                         SHARES        VALUE
                                         ------        -----
    Pitney Bowes, Inc. ..............       4,900   $    195,999
    Standard Register Co. ...........       2,700         37,800
    Staples, Inc.*...................       8,325        127,997
    Wallace Computer Service,
      Inc. ..........................       2,900         28,638
    Xerox Corp. .....................      10,400        207,999
                                                    ------------
                                                         797,884
                                                    ------------
OIL & GAS -- 3.2%
    Amerada Hess Corp. ..............       3,500        216,125
    Anadarko Petroleum Corp. ........       1,600         78,900
    Apache Corp. ....................       1,600         94,100
    BJ Services Co.*.................       9,000        562,500
    BP Amoco PLC [ADR]...............      12,400        701,374
    Chevron Corp. ...................       7,400        627,612
    Conoco, Inc. Cl-B*...............       8,670        212,957
    Devon Energy Corp. ..............       2,800        157,325
    El Paso Energy Corp. ............       8,600        438,063
    ENI Co. SPA [ADR]................       5,500        320,031
    Ensco International, Inc. .......       5,500        196,969
    Exxon Mobil Corp. ...............      41,033      3,223,654
    Global Marine, Inc.*.............       8,700        245,231
    Helmerich & Payne, Inc. .........       1,800         63,900
    Keyspan Corp. ...................       6,300        193,725
    MCN Energy Group, Inc. ..........       3,600         78,750
    Murphy Oil Corp. ................       2,400        142,650
    Nabors Industries, Inc.*.........       4,300        178,719
    National Fuel Gas Co. ...........       2,600        126,750
    Nicor, Inc. .....................       3,000         97,875
    Noble Affiliates, Inc. ..........       2,500         93,125
    Noble Drilling Corp.*............       3,300        135,919
    Occidental Petroleum Corp. ......       9,600        202,200
    Phillips Petroleum Co. ..........       3,000        152,063
    Ranger Oil Ltd.*.................       7,800         42,900
    Repsol SA [ADR]..................       6,700        132,744
    Royal Dutch Petroleum Co. .......      40,300      2,480,968
    Schlumberger Ltd. ...............       7,000        522,375
    Shell Transport & Trading Co.
      [ADR]..........................       6,700        334,581
    Texaco, Inc. ....................       6,200        330,150
    Tidewater, Inc. .................       2,700         97,200
    Tosco Corp. .....................       5,900        168,888
    Total Fina Elf SA [ADR]..........       2,407        185,339
    Transocean Sedco Forex, Inc. ....       4,639        247,897
    Ultramar Diamond Shamrock
      Corp. .........................       3,900         96,769
    Union Pacific Resources Group,
      Inc. ..........................       5,509        121,198
    Unocal Corp. ....................       5,200        172,250
    USX-Marathon Group, Inc. ........       5,400        135,338
    Valero Energy Corp. .............       3,800        120,650
    Washington Gas Light Co. ........       3,100         74,594
    Williams Companies, Inc. ........       8,998        375,104
                                                    ------------
                                                      14,179,462
                                                    ------------
PAPER & FOREST PRODUCTS -- 0.3%
    Bowater, Inc. ...................       2,200         97,075
    Consolidated Papers, Inc. .......       4,600        168,188
    Fort James Corp. ................       7,000        161,875
    Georgia-Pacific Group............       2,000         52,500
    Georgia-Pacific Timber Group.....       3,100         67,038

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Glatfelter, (P.H.) Co. ..........       2,600   $     26,488
    International Paper Co. .........       5,000        149,063
    Kimberly-Clark Corp. ............       9,000        516,374
    Wausau-Mosinee Paper Corp. ......       3,700         31,681
    Weyerhaeuser Co. ................       4,500        193,499
                                                    ------------
                                                       1,463,781
                                                    ------------
PERSONAL SERVICES -- 0.0%
    Cendant Corp.*...................       8,168        114,352
                                                    ------------
PHARMACEUTICALS -- 3.5%
    American Home Products Corp. ....      18,400      1,081,000
    AstraZeneca Group PLC [ADR]......      12,000        558,000
    Biogen, Inc.*....................       6,000        387,000
    Bristol-Meyers Squibb Co. .......      23,600      1,374,700
    Carter-Wallace, Inc. ............       3,900         78,488
    Chiron Corp.*....................       7,600        361,000
    Genzyme-Molecular Oncology*......         226          3,136
    Gilead Sciences, Inc.*...........       1,700        120,913
    Glaxo Wellcome PLC [ADR].........      12,100        699,531
    ICN Pharmaceuticals, Inc. .......       2,700         75,094
    Ivax Corp.*......................      11,100        460,650
    Lilly, (Eli) & Co. ..............      14,200      1,418,225
    MedImmune, Inc.*.................       6,300        466,200
    Merck & Co., Inc. ...............      28,000      2,145,500
    Mylan Laboratories, Inc. ........       5,100         93,075
    Omnicare, Inc. ..................       3,800         34,438
    Perrigo Co.*.....................       8,400         53,025
    Pfizer, Inc. ....................      83,250      3,995,999
    Pharmacia Corp. .................      15,125        781,773
    Schering-Plough Corp. ...........      17,500        883,750
    Waters Corp.*....................       2,400        299,550
    Watson Pharmaceuticals, Inc.*....       3,000        161,250
                                                    ------------
                                                      15,532,297
                                                    ------------
PRINTING & PUBLISHING -- 0.3%
    Banta Corp. .....................       2,900         54,919
    Belo, (A.H.) Corp. Cl-A..........       3,400         58,863
    Donnelley, (R.R.) & Sons Co. ....       2,600         58,663
    Gannett Co., Inc. ...............       3,500        209,344
    Lexmark International Group, Inc.
      Cl-A*..........................       4,800        322,799
    McGraw-Hill Co., Inc. ...........       5,800        313,200
    Readers Digest Association,
      Inc. ..........................       4,100        162,975
    Tribune Co. .....................       4,200        147,000
    Washington Post Co. Cl-B.........         400        191,200
    Workflow Management, Inc.*.......         286          3,378
                                                    ------------
                                                       1,522,341
                                                    ------------
RAILROADS -- 0.2%
    Burlington Northern Santa Fe
      Corp. .........................       5,100        116,981
    Kansas City Southern Industries,
      Inc. ..........................       4,000        354,750
    Norfolk Southern Corp. ..........       6,000         89,250
    Trinity Industries, Inc. ........       2,700         49,950
    Union Pacific Corp. .............       3,000        111,563
                                                    ------------
                                                         722,494
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
RESTAURANTS -- 0.2%
    Brinker International, Inc.*.....       7,300   $    213,525
    CBRL Group, Inc. ................       2,700         39,656
    Darden Restaurants, Inc. ........       6,500        105,625
    McDonald's Corp. ................      16,200        533,588
    Outback Steakhouse, Inc.*........       3,600        105,300
    Tricon Global Restaurants,
      Inc.*..........................       1,480         41,810
                                                    ------------
                                                       1,039,504
                                                    ------------
RETAIL & MERCHANDISING -- 2.1%
    Barnes & Noble, Inc.*............       3,400         75,650
    Bed, Bath & Beyond, Inc.*........       5,200        188,500
    Best Buy Co., Inc.*..............       7,000        442,749
    BJ's Wholesale Club, Inc.*.......       4,000        132,000
    Circuit City Stores, Inc. .......       4,000        132,750
    Companhia Brasileira de
      Distribuicao Grupo Pao de
      Acucar [ADR]...................       6,200        199,175
    Costco Companies, Inc.*..........       6,000        198,000
    CVS Corp. .......................       6,500        260,000
    Dollar General Corp. ............       5,491        107,075
    Family Dollar Stores, Inc. ......       7,400        144,763
    Federated Department Stores,
      Inc.*..........................       2,500         84,375
    Gap, Inc. .......................      12,037        376,156
    Home Depot, Inc. ................      28,800      1,438,199
    Kohl's Corp.*....................       5,000        278,125
    Lands' End, Inc.*................       3,000        100,125
    May Department Stores Co. .......       5,850        140,400
    Nordstrom, Inc. .................       1,900         45,838
    Penney, (J.C.) Co., Inc. ........       3,100         57,156
    RadioShack Corp. ................       3,000        142,125
    Rite Aid Corp. ..................       2,600         17,063
    Saks, Inc.*......................       5,200         54,600
    School Specialty, Inc.*..........         238          4,418
    Sears, Roebuck & Co. ............       4,500        146,813
    Target Corp. ....................       7,400        429,200
    Tiffany & Co. ...................       4,000        270,000
    TJX Companies, Inc. .............       5,600        105,000
    Toys 'R' Us, Inc.*...............       6,920        100,773
    Wal-Mart Stores, Inc. ...........      55,200      3,180,899
    Walgreen Co. ....................      13,000        418,438
    Warnaco Group*...................       2,600         20,150
                                                    ------------
                                                       9,290,515
                                                    ------------
SEMICONDUCTORS -- 2.6%
    Altera Corp.*....................      12,000      1,223,250
    Applied Materials, Inc.*.........      12,000      1,087,500
    Atmel Corp.*.....................       9,200        339,250
    Intel Corp. .....................      44,800      5,989,199
    LSI Logic Corp.*.................       4,000        216,500
    Maxim Integrated Products,
      Inc.*..........................       9,000        611,438
    Varian Semiconductor Equipment
      Associates, Inc.*..............       1,900        119,344
    Xilinx, Inc.*....................      19,600      1,618,225
                                                    ------------
                                                      11,204,706
                                                    ------------
TELECOMMUNICATIONS -- 5.9%
    ADC Telecommunications, Inc.*....       8,800        738,100
    Alltel Corp. ....................       4,908        303,989
    AT&T Canada, Inc. NY Reg.*.......         342         10,215

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    AT&T Corp. ......................      37,631   $  1,190,080
    Bell Atlantic Corp.*.............      20,514      1,042,368
    BellSouth Corp. .................      22,400        954,800
    British Telecommunications PLC
      [ADR]..........................       3,000        396,750
    BroadWing, Inc. .................       4,300        111,531
    Cable & Wireless
      Communications.................       9,245        198,768
    CenturyTel, Inc. ................       4,000        115,000
    Cia de Telecomunicaciones de
      Chile SA [ADR].................       7,800        141,375
    Comcast Corp. Cl-A*..............      12,000        486,000
    Cox Communications, Inc. Cl-A*...       2,373        108,120
    Ericsson, (L.M.) Telephone Co.
      [ADR]..........................      50,800      1,016,000
    France Telecom SA [ADR]..........       6,300        897,750
    GTE Corp. .......................      13,500        840,375
    Leap Wireless International,
      Inc.*..........................         400         18,800
    Lucent Technologies, Inc. .......      38,565      2,284,976
    MediaOne Group, Inc.*............      10,000        666,250
    Motorola, Inc. ..................      24,300        706,219
    Nextel Communications, Inc.
      Cl-A*..........................       7,200        440,550
    Nokia Corp. Cl-A [ADR]...........      27,600      1,378,275
    Nortel Networks Corp. NY Reg.*...      33,920      2,315,039
    QUALCOMM, Inc.*..................      10,000        600,000
    SBC Communications, Inc. ........      40,533      1,753,052
    Sprint Corp. (FON Group).........      12,400        632,400
    Sprint Corp. (PCS Group)*........      10,200        606,900
    Tele Norte Leste Participacoes SA
      [ADR]..........................         503         11,883
    Tele Sudeste Celular
      Participacoes SA [ADR].........         860         26,230
    Telecom Corp. of New Zealand Ltd.
      [ADR]..........................       1,700         47,813
    Telecomunicacoes de Sao Paulo SA
      [ADR]..........................       4,300         79,550
    Telefonica SA [ADR]*.............       6,691        428,642
    Telefonos de Mexico SA Cl-L
      [ADR]..........................      13,200        754,050
    Telephone & Data Systems,
      Inc. ..........................       2,500        250,625
    Tellabs, Inc.*...................       5,000        342,188
    U.S. West, Inc. .................       6,418        550,344
    Univision Communications,
      Inc.*..........................       3,500        362,250
    Vodafone AirTouch PLC [ADR]......      18,400        762,450
    WorldCom, Inc.*..................      37,045      1,699,439
                                                    ------------
                                                      25,269,146
                                                    ------------
TRANSPORTATION -- 0.1%
    Alexander & Baldwin, Inc. .......       2,500         55,156
    CNF Transportation, Inc. ........       2,200         50,050
    CSX Corp. .......................       3,000         63,563
    FedEx Corp.*.....................       3,500        133,000
                                                    ------------
                                                         301,769
                                                    ------------
UTILITIES -- 1.2%
    AES Corp.*.......................      10,200        465,374
    Allegheny Energy, Inc. ..........       5,200        142,350

                                         SHARES        VALUE
                                         ------        -----
    American Electric Power Co.,
      Inc. ..........................       4,800   $    142,200
    American Water Works Co.,
      Inc. ..........................       3,400         85,000
    CMS Energy Corp. ................       3,900         86,288
    Consolidated Edison, Inc. .......       5,200        154,050
    Constellation Energy Group.......       2,700         87,919
    DPL, Inc. .......................       5,600        122,850
    Duke Energy Corp. ...............       6,100        343,887
    Edison International Co. ........       6,200        127,100
    Empresa Nacional de Electridad SA
      [ADR]..........................       9,930        109,851
    Energy East Corp. ...............       6,800        129,625
    Enersis SA [ADR].................       2,600         51,838
    Enron Corp. .....................       9,500        612,749
    Entergy Corp. ...................       6,200        168,563
    FirstEnergy Corp. ...............       7,300        170,638
    Florida Progress Corp. ..........       4,400        206,249
    FPL Group, Inc. .................       3,000        148,500
    IDACORP, Inc. ...................       2,600         83,850
    IPALCO Enterprises, Inc. ........       4,800         96,600
    Kansas City Power & Light Co. ...       4,000         90,000
    LG&E Energy Corp. ...............       5,500        131,313
    New Century Energies, Inc. ......       3,895        119,528
    Niagara Mohawk Holdings, Inc.*...      10,000        139,375
    Nisource, Inc. ..................       4,600         85,675
    Oklahoma Gas & Electric Co. .....       2,900         53,650
    PG&E Corp. ......................       1,800         44,325
    Pinnacle West Capital Co. .......       3,000        101,625
    Potomac Electric Power Co. ......       4,900        122,500
    Public Service Co. of New
      Mexico.........................       1,900         29,331
    SCANA Corp. .....................       2,272         54,812
    Sierra Pacific Resources.........       4,000         50,250
    Southern Co. ....................      12,300        286,743
    Teco Energy, Inc. ...............       6,000        120,375
    Unicom Corp. ....................       4,200        162,488
    UtiliCorp United, Inc. ..........       3,450         68,569
    Wisconsin Energy Corp. ..........       5,200        103,025
                                                    ------------
                                                       5,299,065
                                                    ------------
TOTAL COMMON STOCK
  (Cost $118,009,157)................                203,591,221
                                                    ------------
                                          PAR
                                         (000)
                                         -----
U.S. TREASURY OBLIGATIONS -- 16.6%
    U.S. Treasury Bonds
      11.625%, 11/15/02..............  $      100        111,219
      7.125%, 02/15/23...............         240        266,325
      7.625%, 02/15/25...............         300        353,906
      6.875%, 08/15/25...............         300        326,250
      6.00%, 02/15/26................         100         97,781
      6.75%, 08/15/26................       9,325     10,024,375
      6.625%, 02/15/27...............       3,250      3,447,031
                                                    ------------
                                                      14,626,887
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
- ------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    U.S. Treasury Notes
      6.125%, 09/30/00-08/15/07......  $    2,150   $  2,138,797
      5.625%, 11/30/00-05/15/08......      31,375     30,519,755
      5.75%, 08/15/03................         665        653,778
      7.50%, 02/15/05................         250        262,266
      5.875%, 11/15/05...............      18,425     18,114,078
      6.50%, 10/15/06................       3,850      3,892,952
      6.25%, 02/15/07................       2,000      2,002,500
      6.00%, 08/15/09................         525        520,899
                                                    ------------
                                                      58,105,025
                                                    ------------
    (Cost $73,081,396)...............                 72,731,912
                                                    ------------
CORPORATE OBLIGATIONS -- 12.4%
AEROSPACE -- 0.3%
    Anteon Corp.
      12.00%, 05/15/09 ..............         150        135,375
    Boeing Co.
      6.35%, 06/15/03 ...............         120        117,480
    Dyncorp, Inc.
      9.50%, 03/01/07 ...............         200        153,000
    Raytheon Co.
      6.50%, 07/15/05................       1,000        948,502
                                                    ------------
                                                       1,354,357
                                                    ------------
AUTOMOTIVE PARTS -- 0.1%
    Lear Corp.
      8.11%, 05/15/09................         300        273,246
    Safelite Glass Corp. Cl-B
      9.875%, 12/15/06...............         200          2,750
    Venture Holdings Trust
      9.50%, 07/01/05................         200        153,000
                                                    ------------
                                                         428,996
                                                    ------------
BEVERAGES -- 0.2%
    Anheuser-Busch Companies, Inc.
      7.00%, 12/01/25................         150        133,036
    Seagram, (J.) & Sons Co.
      7.60%, 12/15/28................       1,000        948,401
                                                    ------------
                                                       1,081,437
                                                    ------------
BROADCASTING -- 0.4%
    Chancellor Media Corp.
      9.00%, 10/01/08................         250        258,125
    Charter Communications Holdings
      LLC
      8.25%, 04/01/07................         600        532,500
    Sinclair Broadcast Group, Inc.
      8.75%, 12/15/07................         275        243,375
    Spanish Broadcasting System, Inc.
      9.625%, 11/01/09...............         300        300,000
    UnitedGlobalCom, Inc. Cl-B [STEP]
      11.458%, 02/15/08..............         575        405,375
                                                    ------------
                                                       1,739,375
                                                    ------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
BUILDING MATERIALS -- 0.3%
    American Builders & Contractors
      Supply Co., Inc. Cl-B
      10.625%, 05/15/07..............  $      300   $    248,250
    American Standard, Inc.
      9.25%, 12/01/16................          15         15,056
    Associated Materials, Inc.
      9.25%, 03/01/08................         350        329,000
    Koppers Industry, Inc.
      9.875%, 12/01/07...............          75         69,563
    Lennar Corp. 144A
      9.95%, 05/01/10................         250        247,500
    Nortek, Inc.
      9.875%, 03/01/04...............         300        286,500
                                                    ------------
                                                       1,195,869
                                                    ------------
CABLE TELEVISION -- 0.5%
    Classic Cable, Inc.
      9.375%, 08/01/09...............         500        438,750
    Mediacom LLC Capital Corp.
      7.875%, 02/15/11...............         600        528,000
    Northland Cable Television, Inc.
      10.25%, 11/15/07...............         250        208,750
    NTL, Inc. Cl-B [STEP]
      10.514%, 02/01/06..............         600        556,500
    Pegasus Communications Corp. Cl-B
      9.625%, 10/15/05...............         375        363,750
    Rogers Cablesystems of America,
      Inc. Cl-B
      10.00%, 03/15/05...............         125        128,438
                                                    ------------
                                                       2,224,188
                                                    ------------
CHEMICALS -- 0.1%
    American Pacific Corp. 144A
      9.25%, 03/01/05................         225        223,875
                                                    ------------
CLOTHING & APPAREL -- 0.1%
    Dan River, Inc.
      10.125%, 12/15/03..............         150        146,250
    Delta Mills, Inc.
      9.625%, 09/01/07...............          75         63,375
    Dyersburg Corp. Cl-B
      9.75%, 09/01/07................         175         41,125
    Westpoint Stevens, Inc.
      7.875%, 06/15/05...............         225        189,000
                                                    ------------
                                                         439,750
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 0.2%
    Exodus Communications, Inc.
      10.75%, 12/15/09...............         400        388,000
    Verio, Inc.
      10.375%, 04/01/05..............         150        158,250
      10.625%, 11/15/09..............         100        111,375
                                                    ------------
                                                         657,625
                                                    ------------
CONSTRUCTION -- 0.0%
    Newport News Shipbuilding, Inc.
      8.625%, 12/01/06...............         150        148,500
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
- ------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
CONSUMER PRODUCTS & SERVICES -- 0.2%
    Chattem, Inc.
      12.75%, 06/15/04...............  $      350   $    355,250
    Herff Jones, Inc.
      11.00%, 08/15/05...............         250        261,250
    Holmes Products Corp. Cl-D
      9.875%, 11/15/07...............         250        176,250
                                                    ------------
                                                         792,750
                                                    ------------
CONTAINERS & PACKAGING -- 0.4%
    BWAY Corp.
      10.25%, 04/15/07...............         250        241,250
    Consolidated Container Co.
      10.125%, 07/15/09..............         300        298,500
    Container Corp. of America
      9.75%, 04/01/03................         150        150,563
      11.25%, 05/01/04...............         100        101,500
    Packaging Corp. of America, Inc.
      9.625%, 04/01/09...............         600        598,500
    Riverwood International Corp.
      10.25%, 04/01/06...............         250        241,250
    U.S. Can Corp.
      10.125%, 10/15/06..............         150        154,500
                                                    ------------
                                                       1,786,063
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.2%
    Amkor Technology, Inc.
      10.50%, 05/01/09...............         200        201,250
    Flextronics International Ltd.
      144A
      9.875%, 07/01/10...............         350        354,375
    HCC Industries, Inc. 144A
      10.75%, 05/15/07...............         250        106,250
    L-3 Communications Holdings, Inc.
      144A
      10.375%, 05/01/07..............         150        153,375
                                                    ------------
                                                         815,250
                                                    ------------
ENTERTAINMENT & LEISURE -- 0.8%
    Argosy Gaming Co.
      10.75%, 06/01/09...............         200        207,750
    Bally Total Fitness Holdings
      Corp. Cl-C
      9.875%, 10/15/07...............         225        204,750
    Cinemark USA, Inc. Cl-B
      8.50%, 08/01/08................         175         88,375
    Harrahs Operating Co., Inc.
      7.875%, 12/15/05...............         150        141,375
    International Game Technology
      8.375%, 05/15/09...............         300        285,000
    Isle of Capri Casinos
      8.75%, 04/15/09................         300        279,000
    Mohegan Tribal Gaming Authority
      8.125%, 01/01/06...............         500        477,500
    Premier Parks, Inc.
      9.75%, 06/15/07................         250        242,813
      9.402%, 04/01/08 [STEP]........         350        239,313

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    Six Flags Entertainment Corp.
      8.875%, 04/01/06...............  $      175   $    168,000
    Speedway Motorsports, Inc.
      8.50%, 08/15/07................         300        280,500
    Station Casinos, Inc.
      10.125%, 03/15/06..............         300        305,250
    Time Warner Entertainment Co.
      7.25%, 09/01/08................         500        483,664
    YankeeNets LLC 144A
      12.75%, 03/01/07...............         150        144,750
                                                    ------------
                                                       3,548,040
                                                    ------------
EQUIPMENT SERVICES -- 0.0%
    Coinmach Corp. Cl-D
      11.75%, 11/15/05...............         125        120,625
                                                    ------------
FINANCIAL-BANK & TRUST -- 0.6%
    Banesto Delaware
      8.25%, 07/28/02................          50         50,531
    Bank of America Corp.
      6.85%, 03/01/03................         150        147,638
    Bank of Nova Scotia
      6.25%, 09/15/08................          50         45,459
    BankUnited Capital Trust Corp.
      Cl-B 144A
      10.25%, 12/31/26...............         250        212,500
    Capital One Bank
      8.25%, 06/15/05................         750        749,262
    CoreStates Home Equity Trust
      Corp. Cl-A
      6.65%, 05/15/09................          27         26,513
    MBNA Corp.
      6.15%, 10/01/03................         450        424,796
    National Australia Bank
      8.60%, 05/19/10................         600        629,718
    NationsBank Texas Corp.
      6.75%, 08/15/00................         150        150,002
    Provident Bank Corp.
      7.125%, 03/15/03...............         175        169,579
                                                    ------------
                                                       2,605,998
                                                    ------------
FINANCIAL SERVICES -- 1.3%
    AIG Sunamerica Global Financial
      Services II 144A
      7.60%, 06/15/05................         600        605,968
    American Express Master Trust
      7.60%, 08/15/02................         500        501,195
    Household Finance Corp.
      8.00%, 05/09/05................         400        403,566
    Intertek Finance PLC Cl-B
      10.25%, 11/01/06...............         250        206,250
    Morgan Stanley Dean Witter & Co.
      5.625%, 01/20/04...............         700        657,636
    Orion Power Holdings, Inc. 144A
      12.00%, 05/01/10...............         300        312,000
    Salomon, Inc.
      6.75%, 02/15/03................         500        492,316
    State Street Corp.
      7.65%, 06/15/10................         675        673,136

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
- ------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    USF&G Capital II Cl-B
      8.47%, 01/10/27................  $      500   $    449,703
    Washington Mutual, Inc.
      8.25%, 04/01/10................         700        691,819
    Wells Fargo & Co.
      6.25%, 04/15/08................         700        636,747
                                                    ------------
                                                       5,630,336
                                                    ------------
FOOD -- 0.3%
    B&G Foods, Inc.
      9.625%, 08/01/07...............         350        246,750
    Doane Pet Care Co.
      9.75%, 05/15/07................         359        308,740
    International Home Foods, Inc.
      10.375%, 11/01/06..............         200        215,000
    Luigino's, Inc.
      10.00%, 02/01/06...............         275        215,875
    New World Pasta Co.
      9.25%, 02/15/09................         500        300,000
                                                    ------------
                                                       1,286,365
                                                    ------------
HEALTHCARE SERVICES -- 0.2%
    Lifepoint Hospitals Holdings
      10.75%, 05/15/09...............         300        310,500
    Quest Diagnostic, Inc.
      10.75%, 12/15/06...............         125        130,000
    Tenet Healthcare Corp.
      8.00%, 01/15/05................         600        579,000
                                                    ------------
                                                       1,019,500
                                                    ------------
HOTELS & MOTELS -- 0.0%
    Courtyard By Marriott II Cl-B
      10.75%, 02/01/08...............         150        147,375
                                                    ------------
INDUSTRIAL PRODUCTS -- 0.2%
    Fico [ZCB]
      13.226%, 04/06/03..............       1,000        828,130
                                                    ------------
INSURANCE -- 0.1%
    New York Life Insurance Co. 144A
      7.50%, 12/15/23................         420        370,297
                                                    ------------
INTERNET SERVICES -- 0.0%
    PSINet, Inc. Cl-B
      10.00%, 02/15/05...............          75         69,375
                                                    ------------
MACHINERY & EQUIPMENT -- 0.2%
    Hawk Corp.
      10.25%, 12/01/03...............         450        434,250
    Westinghouse Air Brake Co.
      9.375%, 06/15/05...............         400        388,000
                                                    ------------
                                                         822,250
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.0%
    Dade International, Inc. Cl-B
      11.125%, 05/01/06..............         100         47,500
                                                    ------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
METALS & MINING -- 0.1%
    Freeport-McMoRan Resource
      Partners, Inc. L.P.
      7.00%, 02/15/08................  $      150   $    135,641
    P&L Coal Holdings Corp.
      8.875%, 05/15/08...............         200        189,500
                                                    ------------
                                                         325,141
                                                    ------------
OFFICE EQUIPMENT -- 0.0%
    Global Imaging Systems, Inc.
      10.75%, 02/15/07...............         200        171,000
                                                    ------------
OIL & GAS -- 0.4%
    Frontier Oil Corp.
      11.75%, 11/15/09...............         250        251,250
    Nuevo Energy Co. Cl-B
      9.50%, 06/01/08................         600        595,500
    Ocean Energy, Inc.
      8.375%, 07/01/08...............         300        292,500
    Pride Petroleum Services, Inc.
      9.375%, 05/01/07...............         250        250,625
    Universal Compression, Inc.
      [STEP]
      13.564%, 02/15/08..............         400        290,000
                                                    ------------
                                                       1,679,875
                                                    ------------
PAPER & FOREST PRODUCTS -- 0.2%
    International Paper Co.
      6.875%, 04/15/29...............       1,000        838,164
    Repap New Brunswick Corp.
      11.50%, 06/01/04...............         150        151,500
                                                    ------------
                                                         989,664
                                                    ------------
PHARMACEUTICALS -- 0.0%
    Owens & Minor, Inc.
      10.875%, 06/01/06..............          75         77,250
                                                    ------------
PRINTING & PUBLISHING -- 0.1%
    Hollinger International
      Publishing Co.
      9.25%, 03/15/07................         400        396,000
    Sun Media Corp.
      9.50%, 05/15/07................         163        158,925
                                                    ------------
                                                         554,925
                                                    ------------
RAILROADS -- 0.1%
    Norfolk Southern Corp.
      8.625%, 05/15/10...............         600        627,446
                                                    ------------
RESTAURANTS -- 0.1%
    Jack in the Box, Inc.
      9.75%, 11/01/03................         125        125,625
    McDonald's Corp.
      6.625%, 09/01/05...............         100         97,464
                                                    ------------
                                                         223,089
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
- ------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
RETAIL & MERCHANDISING -- 0.5%
    Dayton Hudson Corp.
      5.875%, 11/01/08...............  $    1,500   $  1,332,271
    Kroger Co.
      8.05%, 02/01/10................         700        696,760
    Wal-Mart Stores, Inc.
      7.25%, 06/01/13................          85         84,927
                                                    ------------
                                                       2,113,958
                                                    ------------
SEMICONDUCTORS -- 0.1%
    Amkor Technologies, Inc.
      9.25%, 05/01/06................         300        297,375
                                                    ------------
TELECOMMUNICATIONS -- 3.4%
    Adelphia Communications
      9.875%, 03/01/05...............         500        488,750
    Alaska Communications Systems
      9.375%, 05/15/09...............         250        231,875
    AT&T Corp.
      6.50%, 03/15/29................       1,500      1,259,923
    Clear Channel Communications,
      Inc.
      7.875%, 06/15/05...............         700        704,097
    Comcast Cable Communication, Inc.
      8.125%, 05/01/04...............         400        406,241
    Communication & Power Industries,
      Inc.
      12.00%, 08/01/05...............         250        176,875
    Deutsche Telekom Financial Corp.
      8.00%, 06/15/10................         700        707,099
    Dobson Communications, Inc. 144A
      10.875%, 07/01/10..............         375        378,750
    Energis PLC
      9.75%, 06/15/09................         600        591,000
    Focal Communications Corp. 144A
      11.875%, 01/15/10..............         350        353,500
    Frontiervision L.P.
      11.00%, 10/15/06...............         350        355,250
    Global Crossing Holdings Ltd.
      9.50%, 11/15/09................         375        363,750
    Hermes Europe Railtel BV, Inc.
      10.375%, 01/15/09..............         100         82,000
    Intermedia Communications, Inc.
      Cl-B [STEP]
      11.556%, 07/15/07..............         500        395,000
    International Wire Group, Inc.
      Cl-B
      11.75%, 06/01/05...............         350        353,500
    Lucent Technologies, Inc.
      6.90%, 07/15/01................         500        501,173
    Mastec, Inc.
      7.75%, 02/01/08................         250        231,250
    McLeodUSA, Inc. [STEP]
      10.464%, 03/01/07..............         400        330,000
    Metromedia Fiber Network, Inc.
      Cl-B
      10.00%, 11/15/08...............         300        297,000

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    MetroNet Communications Corp.
      [STEP]
      8.759%, 06/15/08...............  $      800   $    652,000
    Millicom International Cellular
      SA [STEP]
      12.764%, 06/01/06..............         250        213,750
    Nextel Commmunications, Inc.
      [STEP]
      10.225%, 10/31/07..............         575        429,813
    NEXTLINK Communications, Inc.
      12.50%, 04/15/06...............         125        131,250
      12.25%, 06/01/09 [STEP]........         300        186,000
    NTL, Inc. Cl-B [STEP]
      10.534%, 04/01/08..............         300        188,250
    Orange PLC
      9.00%, 06/01/09................         600        615,000
    Price Communications Wireless,
      Inc. Cl-B
      9.125%, 12/15/06...............         350        355,250
    Qwest Communications
      International, Inc.
      7.50%, 11/01/08................          75         72,904
    Sprint Capital Corp.
      6.125%, 11/15/08...............       1,000        892,429
    Telecorp PCS, Inc.
      11.345%, 04/15/09..............         300        197,250
    Triton PCS Holdings, Inc. [STEP]
      10.853%, 05/01/08..............         400        292,000
    Voicestream Wireless Holdings
      10.375%, 11/15/09..............         600        621,000
    WorldCom, Inc.
      7.75%, 04/01/07................       1,500      1,501,727
                                                    ------------
                                                      14,555,656
                                                    ------------
TRANSPORTATION -- 0.1%
    Allied Holdings, Inc. Cl-B
      8.625%, 10/01/07...............         175        155,969
    Avis Rent A Car, Inc.
      11.00%, 05/01/09...............         300        314,250
    Union Tank Car Co.
      7.125%, 02/01/07...............         150        143,279
                                                    ------------
                                                         613,498
                                                    ------------
UTILITIES -- 0.6%
    Citizens Utilities Co.
      8.45%, 09/01/01................         335        339,115
    Energy Corp. of America Cl-A
      9.50%, 05/15/07................         250        161,250
    Entergy Louisiana, Inc.
      6.50%, 03/01/08................       1,000        922,588
    National Rural Utilities Corp.
      5.70%, 01/15/10................       1,000        864,735
    Pacific Gas & Electric Co.
      6.75%, 12/01/00................         200        199,696

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
- ------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    Public Service Electric & Gas Co.
      7.00%, 09/01/24................  $      300   $    261,976
    Southern California Edison Corp.
      6.50%, 06/01/01................         100         99,603
                                                    ------------
                                                       2,848,963
                                                    ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $58,010,203).................                 54,461,666
                                                    ------------
                                         SHARES
                                         ------
FOREIGN STOCK -- 11.6%
ADVERTISING -- 0.2%
    Asatsu-DK, Inc. -- (JPY).........      11,000        452,262
    Publicis SA -- (FRF).............         667        262,785
                                                    ------------
                                                         715,047
                                                    ------------
AEROSPACE -- 0.0%
    Mitsubishi Heavy Industries
      Ltd. -- (JPY)..................      20,000         88,846
                                                    ------------
AIRLINES -- 0.1%
    Singapore Airlines
      Ltd. -- (SGD)..................      27,000        267,036
                                                    ------------
AUTOMOBILE MANUFACTURERS -- 0.2%
    DaimlerChrysler AG -- (DEM)......       3,600        191,871
    Fiat SPA -- (ITL)................       4,400        114,640
    Rolls-Royce PLC -- (DEM).........      63,600        225,784
    Volkswagen AG -- (DEM)...........       5,700        220,197
    Volvo AB Cl-B -- (SEK)...........       1,900         41,485
                                                    ------------
                                                         793,977
                                                    ------------
AUTOMOTIVE PARTS -- 0.1%
    Bridgestone Corp. -- (JPY).......       6,000        127,314
    Sommer Allibert SA-- (FRF).......      12,200        380,080
                                                    ------------
                                                         507,394
                                                    ------------
BEVERAGES -- 0.1%
    Lion Nathan Ltd. -- (NZD)........      50,000        111,804
    Louis Vuitton Moet Hennessy --
      (FRF)..........................         655        271,180
                                                    ------------
                                                         382,984
                                                    ------------
BROADCASTING -- 0.1%
    EM.TV & Merchandising AG --
      (DEM)..........................       1,400         83,206
    Mediaset SPA -- (ITL)............      13,700        210,123
    Publishing & Broadcasting Ltd. --
      (AUD)..........................      29,900        230,690
                                                    ------------
                                                         524,019
                                                    ------------
BUILDING MATERIALS -- 0.1%
    Cemex SA de CV -- (MXP)..........      28,362        132,256
    Lafarge SA -- (FRF)..............       1,100         85,832
    Malayan Cement BHD -- (MYR)......      30,750         10,115
    RMC Group PLC -- (GBP)...........       8,800        113,505
                                                    ------------
                                                         341,708
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
BUSINESS SERVICES -- 0.1%
    Adecco SA -- (CHF)...............         147   $    125,298
    Prosegur CIA de Seguridad SA --
      (ESP)..........................       8,500         99,813
    Securitas AB Cl-B -- (SEK).......       4,300         91,680
    Vedior NV -- (NLG)...............       4,900         60,827
                                                    ------------
                                                         377,618
                                                    ------------
CHEMICALS -- 0.3%
    AKZO Nobel NV -- (NLG)...........       1,600         68,252
    BASF AG -- (DEM).................       8,300        338,142
    SGL Carbon AG -- (DEM)...........         900         59,960
    Sumitomo Chemical Co. -- (JPY)...     152,000        916,584
                                                    ------------
                                                       1,382,938
                                                    ------------
CLOTHING & APPAREL -- 0.1%
    Kuraray Co. Ltd. -- (JPY)........       8,000         91,946
    Yue Yuen Industrial Holdings --
      (HKD)..........................      95,000        210,839
                                                    ------------
                                                         302,785
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 0.2%
    ASM Lithography Holding NV --
      (NLG)*.........................       1,500         64,734
    Cap Gemini SA -- (FRF)...........         800        141,488
    Getronics NV -- (NLG)............       3,600         55,732
    SAP AG -- (DEM)..................       1,869        283,789
    SEMA Group PLC -- (GBP)..........       5,600         79,691
    Softbank Corp. -- (JPY)..........         900        122,494
                                                    ------------
                                                         747,928
                                                    ------------
CONGLOMERATES -- 0.6%
    Cycle & Carriage Ltd. -- (SGD)...      15,000         35,223
    Fomento Economico Mexicano SA de
      CV -- (MEX)*...................      16,600         70,831
    GKN PLC -- (GBP).................       8,800        112,306
    Granada Group PLC -- (GBP).......      10,200        101,915
    Hays PLC -- (GBP)................      23,000        128,310
    Hutchison Whampoa Ltd. -- (HKD)..      70,400        885,076
    Mitsui & Co. Ltd. -- (JPY).......      60,000        459,351
    Norsk Hydro AS -- (NOK)..........       4,600        193,742
    Rentokil Initial PLC -- (GBP)....      39,700         90,152
    Sulzer AG -- (CHF)*..............         181        120,773
    Tomkins PLC -- (GBP).............      70,500        227,333
                                                    ------------
                                                       2,425,012
                                                    ------------
CONSTRUCTION -- 0.0%
    Bouyguesn SA -- (FRF)*...........         152        101,994
    Matsushita Electric Works Ltd. --
      (JPY)..........................       1,000         12,419
                                                    ------------
                                                         114,413
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.3%
    Electrolux AB Cl-B -- (SEK)......       5,300         82,485
    JUSCO Co. -- (JPY)...............      18,000        341,961
    Kao Corp. -- (JPY)...............      19,000        581,844
    Orkla ASA Cl-A -- (NOK)..........       2,900         55,303

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Societe BIC SA -- (FRF)..........       5,600   $    275,383
    Swatch Group AG -- (CHF).........         224         58,615
                                                    ------------
                                                       1,395,591
                                                    ------------
CONTAINERS & PACKAGING -- 0.0%
    Pechiney SA Cl-A -- (FRF)........       2,000         83,781
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.5%
    Bang & Olufsen Holding AS --
      (DKK)*.........................       2,800         95,706
    Epcos AG -- (DEM)*...............         300         30,541
    Fujitsu Ltd. -- (JPY)............      22,000        763,127
    Iberdrola SA -- (ESP)............      30,000        388,229
    Johnson Electric Holdings Ltd. --
      (HKD)..........................      96,200        910,163
    Matsushita Electric Industrial
      Co. Ltd. -- (JPY)..............      31,000        805,754
    Mitsubishi Electric
      Corp. -- (JPY).................      60,000        651,030
    Omron Corp. -- (JPY).............      27,000        734,961
    Sharp Corp. -- (JPY).............      17,000        301,272
    Siemens AG -- (DEM)..............       4,200        631,288
    Sony Corp. -- (JPY)..............      10,000        935,714
    Spirent PLC -- (GBP).............      33,900        221,963
    Thomson CSF -- (FRF).............         400         15,821
                                                    ------------
                                                       6,485,569
                                                    ------------
ENTERTAINMENT & LEISURE -- 0.0%
    Kuoni Reisen AG -- (CHF).........           5          2,322
                                                    ------------
FINANCIAL-BANK & TRUST -- 1.8%
    Abbey National PLC -- (GBP)......      39,400        471,213
    ABN AMRO Holding NV -- (NLG).....       9,700        238,595
    Allied Irish Banks
      PLC -- (IEP)...................      18,900        169,759
    Australia & New Zealand Banking
      Group Ltd. -- (AUD)............      16,300        125,370
    Banca Intesa SPA -- (ITL)........      82,200        369,553
    Banca Popolare di
      Milano -- (ITL)................       4,600         33,292
    Bank of Scotland -- (GBP)........      46,508        442,514
    Bankgesellschaft Berlin AG --
      (DEM)..........................       8,650        126,864
    Barclays PLC -- (GBP)............      17,191        427,595
    BNP Paribas -- (FRF).............       2,900        280,215
    Commonwealth Bank of Australia --
      (AUD)..........................      17,900        297,599
    Credit Suisse Group -- (CHF).....       3,600        718,420
    Credito Italiano SPA -- (ITL)....      77,800        373,637
    DBS Groupo Holdings -- (SGD).....      20,236        259,829
    Den Norske Bank -- (NOK).........       6,700         27,905
    Dresdner Bank AG -- (DEM)........      13,300        540,567
    Fuji Bank Ltd. -- (JPY)..........      38,000        289,485
    HSBC Holdings PLC -- (GBP).......      54,969        628,705
    KBC Bancassurance Holdings NV --
      (BEF)..........................       3,800        167,926
    Nordic Baltic Holding AB --
      (DKK)*.........................      45,734        334,980
    Oversea-Chinese Banking Corp.
      Ltd. -- (SGD)..................      26,250        180,670
    Societe Generale -- (FRF)........       1,528         92,278

                                         SHARES        VALUE
                                         ------        -----
    Sumitomo Bank Ltd. -- (JPY)......      34,000   $    417,763
    Svenska Handlesbanken Cl-A --
      (SEK)..........................      17,400        253,936
    The Industrial Bank of Japan
      Ltd. -- (JPY)..................      43,000        326,763
                                                    ------------
                                                       7,595,433
                                                    ------------
FINANCIAL SERVICES -- 0.3%
    Amvescap PLC -- (GBP)............      18,700        300,083
    Grupo Financiero Banamex Accival,
      SA de CV -- (MXP)*.............      37,900        161,716
    ING Groep NV -- (NLG)............       7,453        505,821
    Nomura Securities Co.
      Ltd. -- (JPY)..................      10,000        245,271
                                                    ------------
                                                       1,212,891
                                                    ------------
FOOD -- 0.4%
    Associated British Foods PLC --
      (GBP)..........................      41,800        288,560
    Cadbury Schweppes PLC -- (GBP)...      19,800        130,092
    Compass Group PLC -- (GBP).......       8,900        117,288
    CSM NV -- (NLG)..................       3,400         67,140
    Danisco AS -- (DKK)..............         700         23,477
    Eridania Beghin-Say
      SA -- (FRF)....................       1,500        147,527
    Nestle SA -- (CHF)*..............         237        475,873
    Tesco PLC -- (GBP)*..............     150,729        468,924
                                                    ------------
                                                       1,718,881
                                                    ------------
INSURANCE -- 0.7%
    Aegon NV -- (NLG)................       5,200        185,778
    Allied Zurich PLC -- (CHF).......      44,000        520,566
    AMP Ltd. -- (AUD)................      12,000        122,486
    AXA SA -- (FRF)*.................       2,300        363,785
    Instituto Nazionale delle
      Assicurazioni -- (ITL).........      60,800        150,368
    Muenchener Rueckversicherungs-
      Gesellschaft AG -- (DEM).......       2,306        725,048
    Schweizerische
      Rueckversicherungs-
      Gesellschaft -- (DEM)*.........         186        380,334
    Sumitomo Marine & Fire Insurance
      Co. -- (JPY)...................      86,000        501,524
                                                    ------------
                                                       2,949,889
                                                    ------------
MACHINERY & EQUIPMENT -- 0.0%
    Deutz AG -- (DEM)*...............      23,900        105,387
    Sandvik AB -- (SEK)..............       3,800         80,153
                                                    ------------
                                                         185,540
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.2%
    Radiometer AS -- (DKK)...........       2,300         72,705
    Smith and Nephew PLC -- (GBP)*...      77,200        280,494
    Terumo Corp. -- (JPY)............      19,000        644,697
                                                    ------------
                                                         997,896
                                                    ------------
METALS & MINING -- 0.1%
    Rio Tinto Ltd. -- (AUD)..........      20,700        343,269
    Rio Tinto PLC -- (AUD)...........       5,800         94,830
    Union Miniere SA -- (ATS)........       3,000        109,250
                                                    ------------
                                                         547,349
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
OFFICE EQUIPMENT -- 0.3%
    Canon, Inc. -- (JPY).............      12,000   $    598,857
    Oce NV -- (NLG)..................       1,200         19,728
    Ricoh Co. Ltd. -- (JPY)..........      25,000        530,474
                                                    ------------
                                                       1,149,059
                                                    ------------
OIL & GAS -- 0.1%
    OMV AG -- (ATS)*.................         200         17,446
    Santos Ltd. -- (AUD).............      32,000         97,796
    Total Fina SA Cl-B -- (FRF)......       3,496        538,207
    Tullow Oil PLC -- (IEP)*.........         200            164
                                                    ------------
                                                         653,613
                                                    ------------
PAPER & FOREST PRODUCTS -- 0.1%
    Jefferson Smurfit Group PLC --
      (IEP)..........................         450            760
    Kimberly-Clark de Mexico SA
      Cl-A -- (MXP)*.................     103,100        293,278
    Svenska Cellulosa AB Cl-B --
      (SEK)..........................       6,100        116,496
                                                    ------------
                                                         410,534
                                                    ------------
PHARMACEUTICALS -- 0.8%
    AstraZeneca Group
      PLC -- (GBP)*..................       7,998        373,535
    Daiichi Pharmaceutical Co.
      Ltd. -- (JPY)..................       6,000        152,550
    Merck KGAA -- (DEM)..............       4,600        141,104
    Novartis AG -- (CHF).............         853      1,355,510
    Novo Nordisk AS Cl-B -- (DKK)....         100         17,090
    Rhone-Poulenc Cl-A -- (FRF)*.....       8,100        593,601
    Takeda Chemical Industries --
      (JPY)..........................      15,000        986,753
                                                    ------------
                                                       3,620,143
                                                    ------------
PRINTING & PUBLISHING -- 0.3%
    Dai Nippon Printing Co. Ltd. --
      (JPY)..........................      23,000        406,299
    Elsevier NV -- (NLG).............       6,900         83,935
    Pearson PLC -- (GBP).............      11,300        359,246
    Reed International
      PLC -- (GBP)...................      42,200        367,345
    Singapore Press Holdings Ltd. --
      (SGD)..........................      11,000        171,778
                                                    ------------
                                                       1,388,603
                                                    ------------
RAILROADS -- 0.0%
    Railtrack Group PLC -- (GBP).....       9,800        152,293
                                                    ------------
REAL ESTATE -- 0.2%
    Cheung Kong Holdings Ltd. --
      (HKD)..........................      38,000        420,460
    City Developments
      Ltd. -- (SGD)..................      11,000         42,626
    DBS Land Ltd. -- (SGD)...........      33,000         42,754
    Singapore Land Ltd. -- (SGD).....      25,000         53,211
    Slough Estates PLC -- (GBP)......      33,400        185,317
    Unibail -- (FRF).................         600         83,397
    Westfield Trust -- (AUD).........     100,700        195,958
                                                    ------------
                                                       1,023,723
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
RETAIL & MERCHANDISING -- 0.3%
    Carrefour Supermarche
      SA -- (FRF)....................       9,200   $    631,441
    Mauri Co. Ltd. -- (JPY)..........      18,000        345,364
    Metro AG -- (DEM)................       1,600         54,448
    Woolworths Ltd. -- (AUD).........      80,200        296,868
                                                    ------------
                                                       1,328,121
                                                    ------------
SEMICONDUCTORS -- 0.2%
    Rohm Co. Ltd. -- (JPY)...........       2,000        586,003
    STMicroelectronics NV -- (FRF)...       5,100        322,661
                                                    ------------
                                                         908,664
                                                    ------------
TELECOMMUNICATIONS -- 1.2%
    Alcatel -- (FRF).................       7,295        480,413
    Carso Global Telecom -- (MXP)*...      67,600        192,982
    Deutsche Telekom AG -- (DEM).....      18,500      1,071,128
    eircom PLC -- (IEP)..............      19,300         51,802
    KPN NV -- (NLG)..................       5,600        251,495
    Marconi PLC -- (GBP).............      13,600        177,065
    Nippon Telegraph & Telephone
      Corp. -- (JPY).................          68        906,225
    Portugal Telecom SA -- (PTE).....       6,800         76,656
    Singapore Telecommunications
      Ltd. -- (SGD)..................     112,000        163,889
    Sonera Oyj -- (FIM)..............       6,200        283,790
    Swisscom AG -- (CHF).............         548        190,410
    Tele Danmark AS -- (DKK).........         700         47,313
    Telecom Corp. of New Zealand
      Ltd. -- (NZD)..................      22,000         77,157
    Telecom Italia Mobile
      SPA -- (ITL)...................      55,900        573,361
    Telecom Italia SPA -- (ITL)......      30,566        421,923
    Telekom Malaysia BHD -- (MYR)....         100            345
    Telstra Corp. Ltd. -- (AUD)......      45,000        183,188
                                                    ------------
                                                       5,149,142
                                                    ------------
TRANSPORTATION -- 0.2%
    BAA PLC -- (GBP).................      15,875        127,375
    Bergesen d.y. ASA
      Cl-A -- (NOK)..................       6,900        142,077
    BG Group PLC -- (GBP)............      35,877        231,920
    Nippon Express Co.
      Ltd. -- (JPY)..................      48,000        295,346
    TNT Post Group NV -- (NLG).......       2,600         70,408
                                                    ------------
                                                         867,126
                                                    ------------
UTILITIES -- 0.4%
    ABB AG -- (CHF)..................       1,098        131,842
    Electrabel SA -- (BEF)*..........         389         96,542
    Hong Kong Electric Holdings
      Ltd. -- (HKD)..................      30,000         96,600
    National Grid Group
      PLC -- (GBP)...................      13,800        108,846
    PowerGen PLC -- (GBP)............      16,400        141,022
    Suez Lyonnaise des Eaux SA --
      (FRF)..........................       3,300        580,473
    Tokyo Electric Power
      Co. -- (JPY)...................      19,000        464,218
    Veba AG -- (DEM).................       7,000        338,861
                                                    ------------
                                                       1,958,404
                                                    ------------
TOTAL FOREIGN STOCK
  (Cost $43,954,974).................                 50,756,272
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
- ------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.9%
    Federal Farm Credit Bank
      5.86%, 03/03/06................  $    2,416   $  2,279,672
                                                    ------------
    Federal National Mortgage Assoc.
      7.00%, 04/18/22................       1,000        995,894
      7.125%, 02/15/05-01/15/30......       2,000      2,008,876
                                                    ------------
                                                       3,004,770
                                                    ------------
    Government National Mortgage
      Assoc.
      6.00%, 02/15/26-05/15/26.......         588        541,914
      6.50%, 01/15/28-05/29/29.......      19,438     18,485,846
      7.00%, 01/15/26-06/15/26.......       8,218      8,003,702
      7.50%, 06/15/24-12/15/29.......       5,417      5,381,704
      8.00%, 05/15/16-06/15/26.......         493        498,569
      8.50%, 06/15/16-10/15/26.......         772        790,861
      9.50%, 10/15/09-01/15/20.......          17         18,199
      10.00%, 11/15/09...............           3          3,570
      10.50%, 08/15/15...............           4          4,042
      11.50%, 06/15/10-09/15/15......          42         46,953
      12.00%, 09/15/13-01/15/14......           1          1,683
                                                    ------------
                                                      33,777,043
                                                    ------------
    Tennessee Valley Authority
      6.875%, 12/15/43...............          40         35,134
      7.25%, 07/15/43................          20         18,273
                                                    ------------
                                                          53,407
                                                    ------------
    (Cost $40,349,342)...............                 39,114,892
                                                    ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.2%
    Advanta Home Equity Loan Trust
      1993-1 Cl-A2
      5.95%, 05/25/09
    (Cost $1,000,835)................       1,007        975,736
                                                    ------------
                                         SHARES        VALUE
                                         ------        -----
PREFERRED STOCK -- 0.1%
TELECOMMUNICATIONS
    Telecomunicacoes Brasileiras SA
      1.55% [ADR]
    (Cost $227,554)..................       4,300   $    417,638
                                                    ------------
                                       PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                         (000)
                                       ---------
FOREIGN BONDS -- 0.0%
OIL & GAS
    BG Transco Holdings PLC -- (GBP)
      7.057%, 12/14/09...............           5          7,630
      4.188%, 12/14/22...............           5          7,349
      7.00%, 12/16/24................           5          7,286
                                                    ------------
    (Cost $26,848)...................                     22,265
                                                    ------------
                                         SHARES
                                         ------
SHORT-TERM INVESTMENTS -- 3.1%
    Temporary Investment Cash Fund
    (Cost $13,386,122)...............  13,386,122     13,386,122
                                                    ------------
TOTAL INVESTMENTS -- 99.3%
  (Cost $348,046,431)................                435,457,724
OTHER ASSETS LESS
  LIABILITIES -- 0.7%................                  2,885,899
                                                    ------------
NET ASSETS -- 100.0%.................               $438,343,623
                                                    ============

- ------------------------------------------------------------------------------
Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 0.8% of net assets.

See Notes to Financial Statements.

AST PIMCO TOTAL RETURN BOND PORTFOLIO
- ------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 44.7%
    Federal Home Loan Bank
      6.40%, 07/05/00..............  $      100   $       99,929
                                                  --------------
    Federal Home Loan Mortgage
      Corp.
      6.00%, 07/17/30..............       8,600        7,878,374
      7.00%, 04/25/19 [IO]++.......          64            3,565
      7.00%, 07/17/30..............      31,100       30,052,863
      7.575%, 02/01/24 [VR]........         609          631,203
      8.25%, 08/01/17..............         179          181,263
                                                  --------------
                                                      38,747,268
                                                  --------------
    Federal National Mortgage
      Assoc.
      6.00%, 07/01/12-12/01/28.....      23,332       21,401,729
      6.00%, 07/17/30 [TBA]........      29,600       27,088,736
      6.217%, 01/01/28 [VR]........         613          596,887
      6.25%, 05/25/08 [IO]++.......         236           41,699
      6.50%, 05/18/23..............       8,064        7,911,091
      6.90%, 05/25/23..............         244          216,498
      7.00%, 07/17/30..............      45,000       43,446,150
      7.491%, 01/01/24 [VR]........         100          103,888
      9.40%, 07/25/03..............          69           70,116
                                                  --------------
                                                     100,876,794
                                                  --------------
    Government National Mortgage
      Assoc.
      6.00%, 07/25/30 [TBA]........      33,910       33,183,987
      6.125%, 12/20/26 [VR]........       7,083        7,139,972
      6.375%, 03/20/17-03/20/24
        [VR].......................       9,407        9,402,336
      6.375%, 02/20/27.............       3,172        3,171,805
      6.50%, 09/15/23-07/25/30.....     105,812      100,144,674
      6.50%, 07/24/30 [TBA]........      37,600       35,508,500
      6.75%, 08/20/23-09/20/24.....       8,056        7,997,351
      7.00%, 07/24/30..............      68,300       66,366,999
      7.125%, 10/20/23-11/20/26
        [VR].......................      11,045       11,048,348
      7.375%, 01/20/26 [VR]........      11,614       11,637,418
      7.50%, 12/20/23-07/24/30.....      75,557       75,013,130
      8.00%, 07/24/30..............       5,200        5,255,276
                                                  --------------
                                                     365,869,796
                                                  --------------
    Student Loan Marketing Assoc.
      [FRN]
      6.357%, 04/25/04.............       2,552        2,550,940
                                                  --------------
    (Cost $510,963,649)............                  508,144,727
                                                  --------------
CORPORATE OBLIGATIONS -- 40.2%
AIRLINES -- 2.1%
    American Airlines, Inc.
      10.19%, 05/26/15.............         250          271,840
    Continental Airlines, Inc.
      6.954%, 02/02/11.............      14,488       13,818,489
    United Air Lines, Inc.
      10.36%, 11/13/12.............       6,925        7,180,325
      10.36%, 11/27/12.............         500          581,115
      10.02%, 03/22/14.............       2,000        1,999,440
                                                  --------------
                                                      23,851,209
                                                  --------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----
DIVERSIFIED -- 0.9%
    Textron Financial Corp.
      6.581%, 09/17/02.............  $   10,000   $   10,003,910
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.3%
    Sierra Pacific Resources Co.
      144A
      6.892%, 04/20/03.............      15,000       14,987,475
                                                  --------------
ENTERTAINMENT & LEISURE -- 0.0%
    Time Warner, Inc.
      7.975%, 08/15/04.............         262          266,999
                                                  --------------
FINANCIAL-BANK & TRUST -- 5.5%
    Allied Irish Bank [FRN]
      6.34%, 10/31/06..............       8,000        8,011,136
    Household Bank [FRN]
      6.227%, 10/22/03.............      11,750       11,683,025
    Korea Development Bank 144A
      7.675%, 10/06/00.............      13,000       12,981,007
    LG&E Capital Corp. 144A
      6.205%, 05/01/04.............       5,000        4,789,380
    Popular North America, Inc.
      Cl-D
      6.625%, 01/15/04.............      11,500       11,058,113
    Westdeutsche Landesbank
      6.05%, 01/15/09..............      15,600       13,945,120
                                                  --------------
                                                      62,467,781
                                                  --------------
FINANCIAL SERVICES -- 17.8%
    Avco Financial Services, Inc.
      5.75%, 01/23/01..............       7,850        7,794,885
    Chrysler Financial Corp. [FRN]
      6.60%, 06/11/01..............       5,000        5,001,605
      6.69%, 01/30/02..............      10,000        9,999,590
    Ford Motor Credit Co. [FRN]
      7.052%, 06/20/03.............      16,900       16,877,929
      6.563%, 04/28/05.............      19,970       19,893,096
    General Motors Acceptance Corp.
      6.13%, 02/01/02 [FRN]........      18,400       18,396,522
      5.55%, 09/15/03..............       3,000        2,839,419
      6.54%, 04/05/04 [FRN]........      10,000        9,976,940
      6.85%, 06/17/04..............       2,000        1,957,304
    Goldman Sachs Group, Inc. [FRN]
      6.511%, 07/17/00.............      20,000       20,006,320
    Household Finance Corp. [FRN]
      5.607%, 06/17/05.............      30,500       30,386,601
    Lehman Brothers Holdings, Inc.
      Cl-E [FRN]
      6.979%, 04/02/02.............      10,400       10,450,263
    Merrill Lynch & Co., Inc. [FRN]
      6.12%, 07/24/00..............       2,650        2,653,207
    New England Educational Loan
      Marketing Assoc. Cl-B [FRN]
      144A
      5.681%, 09/11/00.............      10,000       10,000,930

AST PIMCO TOTAL RETURN BOND PORTFOLIO
- ------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----
    Salomon Smith Barney Holdings
      [FRN]
      6.939%, 02/11/03.............  $    6,000   $    5,999,286
    St. George Holdings [FRN] 144A
      5.25%, 07/01/01..............      30,000       29,953,125
                                                  --------------
                                                     202,187,022
                                                  --------------
HEALTHCARE SERVICES -- 0.2%
    Tenet Healthcare Corp.
      8.00%, 01/15/05..............       2,000        1,930,000
                                                  --------------
INSURANCE -- 0.9%
    Gold Eagle Capital [FRN] 144A
      11.453%, 07/17/00............      10,000       10,001,000
                                                  --------------
OIL & GAS -- 2.6%
    Conoco, Inc.
      5.90%, 04/15/04..............      20,000       19,067,600
    Phillips Petroleum Co.
      8.50%, 05/25/05..............      10,000       10,358,830
                                                  --------------
                                                      29,426,430
                                                  --------------
RAILROADS -- 0.4%
    Union Pacific Co.
      7.875%, 02/15/02.............       5,000        5,038,925
                                                  --------------
REAL ESTATE -- 0.4%
    Spieker Properties, Inc. L.P.
      6.95%, 12/15/02..............       5,000        4,886,565
                                                  --------------
TELECOMMUNICATIONS -- 5.2%
    AT&T Capital Corp. Cl-F
      6.25%, 05/15/01..............      13,100       12,994,283
    Sprint Corp.
      9.50%, 04/01/03..............      22,500       23,832,877
    TCI Communications, Inc. [FRN]
      5.985%, 09/11/00.............      10,000       10,010,900
    US West Communications
      7.20%, 11/10/26..............      13,250       11,739,858
                                                  --------------
                                                      58,577,918
                                                  --------------
UTILITIES -- 2.9%
    Alliant Energy Resources 144A
      7.25%, 02/15/30..............          50           34,500
    Connecticut Light & Power Co.
      144A
      8.59%, 06/05/03..............       5,000        4,870,550
    Connecticut Light & Power Co.
      Cl-C
      7.75%, 06/01/02..............       4,000        4,016,124
    Entergy Louisiana, Inc.
      8.50%, 06/01/03..............      12,000       12,176,604
    Louisiana Power & Light Corp.
      7.74%, 07/01/02..............       1,890        1,886,297
    Petroleos Mexicanos Co. [FRN]
      144A
      9.437%, 07/15/05.............      10,000       10,000,000
                                                  --------------
                                                      32,984,075
                                                  --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $461,315,808)..............                  456,609,309
                                                  --------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----
COLLATERALIZED MORTGAGE OBLIGATIONS -- 28.0%
    Chase Series 1999-S8 Cl-A1
      6.35%, 06/25/29..............  $    7,000   $    6,860,175
    Citicorp Mortgage Securities,
      Inc. [VR]
      7.263%, 10/25/22.............         238          243,477
    CMC Securities Corp. III Series
      1998-1 Cl-A19
      6.75%, 05/25/28..............      36,592       34,064,153
    Conseco Finance Home
      Improvement Series 1999-G
      Cl-M1
      8.88%, 06/15/24..............       9,250        9,266,326
    Contimortgage Home Equity Loan
      Trust Cl-A2 [VR]
      6.693%, 10/15/12.............       1,919        1,920,237
    Countrywide Home Loans [VR]
      7.896%, 03/25/24.............         115          114,747
      8.643%, 11/25/24.............          15           14,834
    Credit Suisse First Boston,
      Inc. Series 1998-1 Cl-A5
      6.75%, 09/25/28..............       3,500        3,253,828
    DLJ Mortgage Acceptance Corp.
      Series 1999-1 Cl-1A3
      6.625%, 01/25/29.............      18,800       17,246,086
    First Plus Home Loan Trust
      Series 1998-5 Cl-A3 [VR]
      6.06%, 09/10/11..............       3,781        3,773,510
    Freddie Mac Series 2145 Cl-MZ
      6.50%, 04/15/29..............      10,840        8,608,049
    Green Tree Financial Corp. 1999
      Cl-A5
      7.86%, 04/01/31..............      10,400        9,747,556
    Green Tree Recreational
      Equipment Series 1999-A Cl-A4
      6.43%, 04/17/06..............       2,000        1,984,530
    Mellon Bank Home Equity
      Installment Loan Series
      1999-1 Cl-A1
      5.90%, 06/25/01..............      15,605       15,451,085
    Merrill Lynch Mortgage
      Investors, Inc. 1998-C3 C1-A1
      5.65%, 12/15/30..............       7,686        7,256,768
    Nationslink Funding Corp.
      Series 1999-SL Cl-A4
      6.654%, 02/10/06.............         500          481,793
    PHH Mortgage Services Corp.
      Series 1997-6 Cl-A4 144A
      7.018%, 11/18/27.............      15,788       15,033,197
    PNC Mortgage Securities Corp.
      Series 1997-3 Cl-2A4
      7.50%, 05/25/27..............      14,475       14,186,658
    PNC Mortgage Securities Corp.
      Series 1998-1 Cl-5A4
      6.98%, 02/25/28..............      18,663       17,537,040
    PNC Mortgage Securities Corp.
      Series 1999-5 Cl-1A9
      6.30%, 06/25/29..............      66,610       63,633,198

AST PIMCO TOTAL RETURN BOND PORTFOLIO
- ------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----
    Prudential-Bache Trust
      8.40%, 03/20/21..............  $    1,542   $    1,568,941
    Residential Funding Mortgage
      Securities I Series 1997-S15
      Cl-A1
      7.00%, 10/25/27..............       5,214        5,182,746
    Residential Funding Mortgage
      Securities Series 1998-S30
      Cl-A6
      6.50%, 12/25/28..............      32,359       29,500,915
    Residential Funding Mortgage
      Securities Series 1999-16
      Cl-A4
      6.75%, 07/30/29..............      10,000        9,231,450
    Rothschild, (L.F.) Mortgage
      Trust
      9.95%, 08/01/17..............         889          938,652
    Salomon Brothers Mortgage
      1999-3-A
      6.99%, 05/25/29..............      13,161       13,165,052
    Structured Asset Mortgage
      Investments, Inc.
      6.30%, 04/25/29..............      28,519       27,167,342
                                                  --------------
    (Cost $331,611,367)............                  317,432,345
                                                  --------------
U.S. TREASURY OBLIGATIONS -- 4.8%
    U.S. Treasury Bills
      5.59%, 09/21/00#.............          50           49,373
      5.65%, 09/21/00#.............         505          498,671
      5.73%, 09/21/00#.............         815          804,785
                                                  --------------
                                                       1,352,829
                                                  --------------
    U.S. Treasury Inflationary
      Bonds
      3.625%, 07/15/02-01/15/08#...      26,100       27,339,792
      3.375%, 01/15/07.............      15,000       15,559,920
      3.875%, 01/15/09-04/15/29....       5,300        5,486,701
                                                  --------------
                                                      48,386,413
                                                  --------------
    U.S. Treasury Notes
      5.125%, 08/31/00#............       4,135        4,128,541
                                                  --------------
    (Cost $52,784,825).............                   53,867,783
                                                  --------------
BANK LOAN OBLIGATIONS -- 1.7%
    Columbia HCA Healthcare Corp.++
      8.25%, 07/12/00..............       3,000        2,955,000
    Flag Corp.++
      8.422%, 08/31/00.............       1,500        1,492,500
    Kansas City Southern Corp.++
      8.563%, 07/15/00.............       2,000        2,000,000
    Nextel, Inc.++
      9.09%, 09/30/00..............       1,000          992,600
    Protective Life Fund [FRN]++
      6.38%, 07/17/00..............      10,000        9,985,000
    Voicestream, Inc.++
      8.837%, 08/23/00.............       2,000        1,974,600
                                                  --------------
    (Cost $19,478,063).............                   19,399,700
                                                  --------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----
SOVEREIGN ISSUES -- 1.7%
ARGENTINA -- 0.2%
    Republic of Argentina [BRB,
      FRB]
      11.595%, 04/10/05............  $    3,000   $    2,797,500
                                                  --------------
BRAZIL -- 1.1%
    Republic of Brazil
      6.938%, 04/15/06 [BRB,
        FRN].......................       6,580        6,000,302
      12.25%, 03/06/30.............       6,250        5,750,000
                                                  --------------
                                                      11,750,302
                                                  --------------
PHILIPPINES -- 0.4%
    Bangko Sentral Pilipinas
      8.60%, 06/15/27..............       6,000        4,275,000
                                                  --------------
TOTAL SOVEREIGN ISSUES
  (Cost $19,451,801)...............                   18,822,802
                                                  --------------
                                     PRINCIPAL
                                      IN LOCAL
                                      CURRENCY
                                       (000)
                                     ---------
FOREIGN BONDS -- 0.9%
GERMANY -- 0.6%
    Bundesrepublic Germany
      6.25%, 01/04/24..............         920          955,717
      6.25%, 01/04/30..............       5,260        5,634,634
                                                  --------------
                                                       6,590,351
                                                  --------------
NEW ZEALAND -- 0.3%
    Inter-American Development Bank
      5.75%, 04/15/04..............       5,700        2,535,719
    International Bank
      Reconstruction & Development
      7.25%, 05/27/03..............       1,500          700,115
                                                  --------------
                                                       3,235,834
                                                  --------------
TOTAL FOREIGN BONDS
  (Cost $9,968,464)................                    9,826,185
                                                  --------------
                                        PAR
                                       (000)
                                       -----
COMMERCIAL PAPER -- 9.9%
    American Electric Power+
      6.86%, 08/24/00..............  $   16,300       16,132,273
    Burlington Northern Corp.+
      6.86%, 07/06/00..............      13,700       13,686,947
    Compaq Computer Corp.
      6.85%, 08/09/00..............      16,000       15,881,267
    Conagra, Inc.
      6.77%, 08/23/00..............         900          890,922
    Conoco, Inc.+
      6.82%, 08/23/00..............      12,400       12,275,497
    CSX Corp.+
      6.73%, 07/11/00..............      20,800       20,761,115
    Edison Midwest Co.+
      6.86%, 08/22/00..............       2,600        2,574,815

AST PIMCO TOTAL RETURN BOND PORTFOLIO
- ------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                       -----          -----
    General Electric Capital Corp.
      6.58%, 09/13/00..............  $    6,000   $    5,921,280
    Texas Utilities Co.+
      6.80%, 07/07/00..............       3,500        3,496,033
    Tyco International Ltd.+
      6.86%, 07/26/00..............       6,900        6,867,129
    UBS Finance, Inc.
      6.92%, 07/05/00..............      13,300       13,289,774
                                                  --------------
    (Cost $111,774,149)............                  111,777,052
                                                  --------------
                                       SHARES
                                       ------
SHORT-TERM INVESTMENTS -- 0.9%
    Temporary Investment Cash
      Fund.........................   4,848,988        4,848,988
    Temporary Investment Fund......   4,848,987        4,848,987
                                                  --------------
    (Cost $9,697,975)..............                    9,697,975
                                                  --------------
TOTAL INVESTMENTS -- 132.8%
  (Cost $1,527,046,101)............                1,505,577,878
                                                  --------------
                                       NUMBER
                                         OF
                                     CONTRACTS
                                     ---------
WRITTEN OPTIONS -- 0.0%
CALL OPTIONS
    10 Year September U.S. Treasury
      Note Futures,
      Strike Price $100,
      Expires 08/19/00.............         316         (118,500)
    March 2001 Eurodollar Futures,
      Strike Price 93.25,
      Expires 03/19/01.............         524         (144,100)
    Swap between Fixed Rate and 3
      Month LIBOR-BBA,
      Strike Price 7.00,
      Expires 09/15/00.............         483          (42,842)
    Swap between Fixed Rate and 3
      Month LIBOR-BBA,
      Strike Price 7.00,
      Expires 09/22/00.............         209          (22,355)
    Swap between Fixed Rate and 3
      Month LIBOR-BBA,
      Strike Price 7.00,
      Expires 09/28/00.............         240          (45,936)
                                                  --------------
                                                        (373,733)
                                                  --------------
PUT OPTIONS
    December Eurodollar Futures,
      Strike Price 93.5,
      Expires 12/18/00.............          99           (7,425)
    March 2001 Eurodollar Futures,
      Strike Price 92.25,
      Expires 03/19/01.............         442          (77,350)

                                       NUMBER
                                         OF
                                     CONTRACTS        VALUE
                                     ---------        -----
    March 2001 Eurodollar Futures,
      Strike Price 92.75,
      Expires 03/19/01.............          57   $      (27,075)
    September 30 Year U.S. Treasury
      Bond Futures,
      Strike Price $94,
      Expires 08/19/00.............          44          (15,812)
    Swap between 6 Month LIBOR-BBA
      and 10 Year Japanese
      Government Bond Futures,
      Strike Price 2.215,
      Expires 08/31/00.............         103           (6,425)
                                                  --------------
                                                        (134,087)
                                                  --------------
TOTAL WRITTEN OPTIONS
  (Cost $(711,312))................                     (507,820)
                                                  --------------
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (32.8%)................                 (371,665,091)
                                                  --------------
NET ASSETS -- 100.0%...............               $1,133,404,967
                                                  ==============

Foreign currency exchange contracts outstanding at June 30, 2000:

                                          IN                      UNREALIZED
SETTLEMENT               CONTRACTS     EXCHANGE    CONTRACTS    APPRECIATION/
  MONTH      TYPE        TO DELIVER      FOR        AT VALUE    (DEPRECIATION)
- ------------------------------------------------------------------------------
07/00        Sell   EUR  3,672,000    $3,491,762   $3,524,482      $(32,720)
08/00        Sell   EUR  3,902,000    3,691,916    3,750,913        (58,997)
07/00        Sell   NZD  5,691,000    2,726,387    2,679,000         47,387
                                      ----------   ----------      --------
                                      $9,910,065   $9,954,395      $(44,330)
                                      ==========   ==========      ========

# Securities with an aggregate market value of $5,779,495 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2000:

                                             NOTIONAL     UNREALIZED
                          EXPIRATION          AMOUNT    APPRECIATION/
DESCRIPTION                 MONTH             (000)     (DEPRECIATION)
- ----------------------------------------------------------------------
Short U.S. Treasury 5
  Year Note.............    09/00            $(60,600)    $ (231,984)
Short 10 Year U.K.
  Gilt..................    09/00      GBP    (37,000)       126,959
U.S. Treasury 10 Year
  Note..................    09/00             275,000      5,820,609
10 Year Euro Bond.......    09/00      EUR      3,900         12,436
Eurodollar..............    03/01      EUR     99,250        259,850
                                                          ----------
                                                          $5,987,870
                                                          ==========

AST PIMCO TOTAL RETURN BOND PORTFOLIO
- ------------------------------------------------------------------------------

Interest rate swap agreements outstanding at June 30, 2000:

                                             NOTIONAL     UNREALIZED
                          EXPIRATION          AMOUNT    APPRECIATION/
DESCRIPTION                 MONTH             (000)     (DEPRECIATION)
- ----------------------------------------------------------------------
Receive variable rate
  payments on the six
  month LIBOR-BBA
  floating rate +0.499%
  and pay fixed rate
  payments of 6.00%.....    01/09      EUR      4,250     $  76,257
Receive variable rate
  payments on the six
  month LIBOR-BBA
  floating rate -0.54%
  and pay fixed rate
  payments of 6.25%.....    01/24      EUR        920       (80,779)
Receive variable rate
  payments on the three
  month LIBOR-BBA
  floating rate -0.59%
  and pay fixed rate
  payments of 6.01%.....    01/30      EUR      2,700        17,193
Receive variable rate
  payments on the six
  month LIBOR-BBA
  floating rate and pay
  fixed rate payments of
  6.175%................    05/30      EUR      3,210       (49,122)
Receive variable rate
  payments on the six
  month LIBOR-BBA
  floating rate and pay
  fixed rate payments of
  2.295% on the Japanese
  10 Year Government
  Bond..................    04/08      JPY    580,000      (220,199)

                                             NOTIONAL     UNREALIZED
                          EXPIRATION          AMOUNT    APPRECIATION/
DESCRIPTION                 MONTH             (000)     (DEPRECIATION)
- ----------------------------------------------------------------------
Receive variable rate
  payments on the six
  month LIBOR-BBA
  floating rate and pay
  fixed rate payments of
  2.305% on the Japanese
  10 Year Government
  Bond..................    04/08      JPY    377,000     $(145,485)
Receive fixed rate
  payments of 7.47% and
  pay variable rate
  payments on the three
  month LIBOR-BBA
  floating rate.........    05/10            $ 10,000       346,660
                                                          ---------
                                                          $ (55,475)
                                                          =========

Credit default swap agreements outstanding at June 30, 2000:

                                              NOTIONAL
                           EXPIRATION          AMOUNT      UNREALIZED
DESCRIPTION                  MONTH             (000)      DEPRECIATION
- -----------------------------------------------------------------------
Pay fixed rate equal to
  6.15% and the Portfolio
  will receive from the
  counterparty at par in
  the event of default of
  the Republic of
  Argentina 9.25% due
  02/23/01...............    03/01            $   500       $26,654
Pay fixed rate equal to
  5.70% and the Portfolio
  will receive from the
  counterparty at par in
  the event of default of
  the Republic of
  Argentina 9.25% due
  02/23/01...............    03/01              1,000        46,277
                                                            -------
                                                            $72,931
                                                            =======

- ------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

 + Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the period, these securities amounted to 6.7% of net assets.

++ Illiquid security. At the end of the period, these securities amounted to 1.7% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 9.9% of net assets.

See Notes to Financial Statements.

AST INVESCO EQUITY INCOME PORTFOLIO
- ------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
COMMON STOCK -- 72.2%
ADVERTISING -- 0.6%
    Omnicom Group, Inc. ...........      75,000   $    6,679,688
                                                  --------------
AEROSPACE -- 3.4%
    Boeing Co. ....................     290,000       12,125,625
    General Motors Corp. Cl-H*.....     176,500       15,487,875
    Honeywell International,
      Inc. ........................     163,400        5,504,538
    Northrop Grumman Corp. ........      86,700        5,743,882
                                                  --------------
                                                      38,861,920
                                                  --------------
AUTOMOBILE MANUFACTURERS -- 0.8%
    Ford Motor Co. ................     200,000        8,600,000
                                                  --------------
BEVERAGES -- 2.5%
    Anheuser-Busch Companies,
      Inc. ........................     185,500       13,854,531
    Coors, (Adolph) Co. Cl-B.......     240,000       14,520,000
                                                  --------------
                                                      28,374,531
                                                  --------------
BROADCASTING -- 0.8%
    AT&T Corp. Liberty Media Group
      Cl-A*........................     391,000        9,481,750
                                                  --------------
CHEMICALS -- 0.5%
    Lyondell Chemical Co. .........     326,200        5,463,850
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 1.9%
    Cisco Systems, Inc.*...........     286,000       18,178,875
    SAP AG [ADR]...................      80,000        3,755,000
                                                  --------------
                                                      21,933,875
                                                  --------------
CONGLOMERATES -- 1.2%
    Minnesota Mining &
      Manufacturing Co. ...........      71,000        5,857,500
    Textron, Inc...................     138,000        7,495,125
                                                  --------------
                                                      13,352,625
                                                  --------------
CONSUMER PRODUCTS & SERVICES -- 2.2%
    Colgate-Palmolive Co. .........     203,100       12,160,613
    Gillette Co. ..................     360,000       12,577,500
                                                  --------------
                                                      24,738,113
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.5%
    General Electric Co. ..........     480,000       24,480,000
    Texas Instruments, Inc. .......     229,400       15,756,913
                                                  --------------
                                                      40,236,913
                                                  --------------
ENERGY SERVICES -- 0.4%
    Scottish Power PLC [ADR].......     145,000        4,848,438
                                                  --------------
ENTERTAINMENT & LEISURE -- 0.5%
    Harrah's Entertainment,
      Inc.*........................     220,000        4,606,250
    Park Place Entertainment
      Corp.*.......................     106,600        1,299,188
                                                  --------------
                                                       5,905,438
                                                  --------------
FINANCIAL-BANK & TRUST -- 5.9%
    Bank of America Corp. .........     210,000        9,030,000
    Bank of New York Co., Inc. ....     500,000       23,249,999
    Charter One Financial, Inc. ...     327,600        7,534,800

                                       SHARES         VALUE
                                       ------         -----
    Chase Manhattan Corp. .........     255,000   $   11,745,938
    Morgan, (J.P.) & Co., Inc. ....     100,000       11,012,500
    Summit Bancorp.................     200,000        4,925,000
                                                  --------------
                                                      67,498,237
                                                  --------------
FINANCIAL SERVICES -- 3.8%
    Citigroup, Inc. ...............     300,000       18,075,000
    Morgan Stanley Dean Witter &
      Co. .........................     170,000       14,152,500
    Wells Fargo & Co...............     285,000       11,043,750
                                                  --------------
                                                      43,271,250
                                                  --------------
FOOD -- 3.5%
    General Mills, Inc. ...........     280,000       10,710,000
    Heinz, (H.J.) Co. .............     200,000        8,750,000
    Kellogg Co. ...................     250,000        7,437,500
    Quaker Oats Co. ...............     180,000       13,522,500
                                                  --------------
                                                      40,420,000
                                                  --------------
INSURANCE -- 4.2%
    Allmerica Financial Corp. .....     370,363       19,397,761
    John Hancock Financial
      Services, Inc.*..............     600,000       14,212,500
    MetLife, Inc.*.................     560,000       11,795,000
    Ohio Casualty Corp. ...........     300,000        3,187,500
                                                  --------------
                                                      48,592,761
                                                  --------------
INTERNET SERVICES -- 0.7%
    America Online, Inc.*..........     160,000        8,440,000
                                                  --------------
MACHINERY & EQUIPMENT -- 0.6%
    Illinois Tool Works, Inc. .....     130,000        7,410,000
                                                  --------------
METALS & MINING -- 0.0%
    Newmont Mining Corp. ..........       7,494          162,058
                                                  --------------
OIL & GAS -- 7.5%
    Apache Corp. ..................     256,600       15,091,288
    BP Amoco PLC [ADR].............     250,000       14,140,625
    Exxon Mobil Corp. .............     240,000       18,854,999
    Royal Dutch Petroleum Co. .....     180,000       11,081,250
    Schlumberger Ltd. .............     220,000       16,417,500
    Unocal Corp. ..................     320,000       10,600,000
                                                  --------------
                                                      86,185,662
                                                  --------------
PAPER & FOREST PRODUCTS -- 1.0%
    Bowater, Inc. .................      64,000        2,824,000
    Temple-Inland, Inc. ...........      48,000        2,016,000
    Weyerhaeuser Co. ..............     142,900        6,144,700
                                                  --------------
                                                      10,984,700
                                                  --------------
PHARMACEUTICALS -- 5.9%
    American Home Products
      Corp. .......................     300,000       17,625,000
    Merck & Co., Inc. .............     182,000       13,945,750
    Pfizer, Inc. ..................     475,750       22,835,999
    Pharmacia Corp. ...............     250,000       12,921,875
                                                  --------------
                                                      67,328,624
                                                  --------------

AST INVESCO EQUITY INCOME PORTFOLIO
- ------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
RAILROADS -- 3.6%
    Kansas City Southern
      Industries, Inc. ............     390,000   $   34,588,125
    Norfolk Southern Corp. ........     419,700        6,243,038
                                                  --------------
                                                      40,831,163
                                                  --------------
RETAIL & MERCHANDISING -- 3.1%
    RadioShack Corp................     380,000       18,002,500
    Target Corp. ..................     300,000       17,400,000
                                                  --------------
                                                      35,402,500
                                                  --------------
SEMICONDUCTORS -- 3.3%
    Intel Corp. ...................     145,500       19,451,531
    Maxim Integrated Products,
      Inc.*........................     273,000       18,546,938
                                                  --------------
                                                      37,998,469
                                                  --------------
TELECOMMUNICATIONS -- 8.9%
    AT&T Corp. ....................     150,000        4,743,750
    Bell Atlantic Corp.*...........     200,000       10,162,500
    BellSouth Corp. ...............     240,000       10,230,000
    Cable & Wireless Communications
      PLC..........................     210,000       10,513,125
    Cox Communications, Inc.
      Cl-A*........................     147,100        6,702,244
    Crown Castle International
      Corp.*.......................     155,000        5,657,500
    EchoStar Communications Corp.
      Cl-A*........................     146,000        4,833,969
    Nortel Networks Corp. NY
      Reg.*........................     258,000       17,608,499
    SBC Communications, Inc. ......     328,500       14,207,625
    U.S. West, Inc. ...............     200,000       17,150,000
                                                  --------------
                                                     101,809,212
                                                  --------------
UTILITIES -- 1.9%
    Alliant Energy Corp. ..........      88,400        2,298,400
    Duke Energy Corp. .............     129,000        7,272,375
    Enron Corp. ...................     100,000        6,450,000
    PG&E Corp. ....................     230,000        5,663,750
                                                  --------------
                                                      21,684,525
                                                  --------------
TOTAL COMMON STOCK
  (Cost $653,787,131)..............                  826,496,302
                                                  --------------
                                        PAR
                                       (000)
                                     ----------
CORPORATE OBLIGATIONS -- 20.6%
BROADCASTING -- 0.5%
    Chancellor Media Corp.
      8.00%, 11/01/08..............  $    2,000        2,017,500
    Chancellor Media Corp. L.A.
      Cl-B
      8.125%, 12/15/07.............       4,000        4,045,000
                                                  --------------
                                                       6,062,500
                                                  --------------
BUILDING MATERIALS -- 0.3%
    USG Corp.
      8.50%, 08/01/05..............       3,500        3,607,835
                                                  --------------
BUSINESS SERVICES -- 0.1%
    Intermedia Communications, Inc.
      [STEP]
      12.25%, 03/01/09.............       1,000          607,500
                                                  --------------

                                        PAR
                                       (000)          VALUE
                                     ----------   --------------
CABLE TELEVISION -- 0.6%
    Charter Communication Holdings
      LLC
      8.625%, 04/01/09.............  $    2,000   $    1,767,500
    Comcast U.K. Cable Corp. [STEP]
      10.243%, 11/15/07............       4,000        3,750,000
    Diamond Cable Communications
      PLC [STEP]
      15.643%, 12/15/05............       1,500        1,430,625
                                                  --------------
                                                       6,948,125
                                                  --------------
CHEMICALS -- 0.2%
    Equistar Chemicals L.P.
      7.55%, 02/15/26..............       2,225        1,785,233
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 0.6%
    Juniper Networks, Inc.
      4.75%, 03/15/07..............       6,300        6,890,625
                                                  --------------
ENTERTAINMENT & LEISURE -- 0.1%
    Park Place Entertainment
      9.375%, 02/15/07.............       1,500        1,507,500
                                                  --------------
FINANCIAL SERVICES -- 1.1%
    Associates Corp. of North
      America Cl-E
      7.375%, 06/11/07.............       2,400        2,375,736
    Resolution Funding Corp. [ZCB]
      6.58%, 04/15/09..............      18,000       10,159,902
                                                  --------------
                                                      12,535,638
                                                  --------------
HEALTHCARE SERVICES -- 0.1%
    FHP International Corp.
      7.00%, 09/15/03..............       1,000          956,095
                                                  --------------
HOTELS & MOTELS -- 0.2%
    Hilton Hotels Corp.
      7.20%, 12/15/09..............       2,000        1,754,614
                                                  --------------
INDUSTRIAL PRODUCTS -- 0.4%
    Heritage Media Corp.
      8.75%, 02/15/06..............       1,500        1,477,500
    Inland Steel Co. Cl-R
      7.90%, 01/15/07..............       2,000        1,790,000
    National Steel Corp.
      8.375%, 08/01/06.............       1,500        1,267,500
                                                  --------------
                                                       4,535,000
                                                  --------------
INSURANCE -- 0.4%
    The Equitable Companies, Inc.
      9.00%, 12/15/04..............       4,035        4,243,807
                                                  --------------
INTERNET SERVICES -- 0.2%
    Call-Net Enterprises, Inc.
      [STEP]
      10.80%, 05/15/09.............       2,000          730,000
    PSINet, Inc. Cl-B
      10.00%, 02/15/05.............       2,100        1,942,500
                                                  --------------
                                                       2,672,500
                                                  --------------

AST INVESCO EQUITY INCOME PORTFOLIO
- ------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                     ----------   --------------
MACHINERY & EQUIPMENT -- 0.2%
    NationsRent, Inc.
      10.375%, 12/15/08............  $    1,950   $    1,257,750
    United Rentals, Inc.
      9.25%, 01/15/09..............         750          680,625
                                                  --------------
                                                       1,938,375
                                                  --------------
OIL & GAS -- 1.1%
    Atlantic Richfield Co.
      10.875%, 07/15/05............       3,000        3,463,740
    Canadian Forest Oil Ltd.
      8.75%, 09/15/07..............       1,500        1,417,500
    Cliffs Drilling Co. Cl-B
      10.25%, 05/15/03.............       1,160        1,168,700
    CMS Panhandle Holding Co.
      6.50%, 07/15/09..............       2,000        1,792,590
    Gulf Canada Resources Ltd.
      8.35%, 08/01/06..............       1,000          995,000
      8.25%, 03/15/17..............       1,000          925,000
    Noram Energy Corp. [CVT]
      6.00%, 03/15/12..............       1,929        1,687,875
    Snyder Oil Corp.
      8.75%, 06/15/07..............         650          656,500
    Sun Co., Inc.
      9.375%, 06/01/16.............       1,000        1,041,472
                                                  --------------
                                                      13,148,377
                                                  --------------
PAPER & FOREST PRODUCTS -- 0.8%
    Bowater, Inc.
      9.00%, 08/01/09..............       2,000        2,087,376
    Chesapeake Corp.
      7.20%, 03/15/05..............       5,000        4,663,450
    Quno Corp.
      9.125%, 05/15/05.............       2,150        2,197,887
                                                  --------------
                                                       8,948,713
                                                  --------------
PHARMACEUTICALS -- 0.1%
    Pharmerica, Inc.
      8.375%, 04/01/08.............       2,000        1,110,000
                                                  --------------
PRINTING & PUBLISHING -- 0.3%
    TV Guide, Inc.
      8.125%, 03/01/09.............         500          501,250
    World Color Press, Inc.
      7.75%, 02/15/09..............       3,000        2,782,500
                                                  --------------
                                                       3,283,750
                                                  --------------
TELECOMMUNICATIONS -- 5.5%
    Allegiance Telecom, Inc. Cl-B
      [STEP]
      11.489%, 02/15/08............       1,500        1,095,000
    AT&T Corp.
      6.00%, 03/15/09..............       2,000        1,786,190
    Centel Capital Corp.
      9.00%, 10/15/19..............       2,500        2,756,958
    East Telecom Group PLC
      10.089%, 02/01/07 [STEP].....       2,000        1,900,000
      11.875%, 12/01/08............       1,000        1,182,500
    GTE Corp.
      7.90%, 02/01/27..............       4,000        3,802,944

                                        PAR
                                       (000)          VALUE
                                     ----------   --------------
    Level 3 Communications, Inc.
      11.826%, 12/01/08 [STEP].....  $    6,250   $    3,828,125
    Lin Television Co.
      8.375%, 03/01/08.............       2,000        1,830,000
    McLeodUSA, Inc.
      10.994%, 03/01/07 [STEP].....       2,500        2,062,500
      9.50%, 11/01/08..............       1,000          982,500
    MetroNet Communications Corp.
      [STEP]
      10.75%, 11/01/07.............       1,750        1,540,000
      8.195%, 06/15/08.............      10,700        8,720,500
    NEXTLINK Communications, Inc.
      12.50%, 04/15/06.............       1,000        1,050,000
      9.625%, 10/01/07.............       2,500        2,368,750
    Paramount Communication 8.25%,
      08/01/22.....................       4,250        4,118,271
    Qwest Communications
      International, Inc. Cl-B
      [STEP]
      8.174%, 02/01/08.............       6,000        4,740,000
    RCN Corp.
      10.125%, 01/15/10............       1,500        1,256,250
    Renaissance Media Group [STEP]
      9.587%, 04/15/08.............       2,200        1,507,000
    Rogers Cantel, Inc.
      9.75%, 06/01/16..............       5,500        5,953,750
    TCI Telecommunications, Inc.
      7.875%, 02/15/26.............       2,500        2,490,130
    TeleCommunications, Inc.
      9.80%, 02/01/12..............       2,000        2,299,382
    Time Warner Telecom LLC
      9.75%, 07/15/08..............       2,000        1,945,000
    US West Communications
      5.65%, 11/01/04..............       5,000        4,619,995
                                                  --------------
                                                      63,835,745
                                                  --------------
UTILITIES -- 7.8%
    Arizona Public Service Co.
      8.00%, 02/01/25..............       3,000        2,855,583
    Cleveland Electric Illuminating
      Co.
      9.00%, 07/01/23..............       1,000          995,840
    Cleveland Electric Illuminating
      Co. Cl-B
      9.50%, 05/15/05..............       3,000        3,058,089
    Cleveland Electric Illuminating
      Co. Cl-D
      7.88%, 11/01/17..............       2,500        2,394,010
    Commonwealth Edison Co.
      7.00%, 07/01/05..............       2,500        2,432,893
      8.25%, 10/01/06..............       2,000        2,044,536
      8.625%, 02/01/22.............       3,000        2,968,542
      8.375%, 02/15/23.............         400          394,683
    Consumers Energy Co.
      7.375%, 09/15/23.............       2,500        2,235,963
    Duquesne Light Co.
      7.55%, 06/15/25..............       4,500        4,120,542
    El Paso Electric Co.
      8.90%, 02/01/06..............       4,950        5,110,874

AST INVESCO EQUITY INCOME PORTFOLIO
- ------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                     ----------   --------------
    El Paso Electric Co. Cl-C
      8.25%, 02/01/03..............  $    1,500   $    1,510,077
    Gulf Power Co.
      6.875%, 01/01/26.............       3,000        2,596,158
    Gulf States Utilities
      8.70%, 04/01/24..............       1,000          997,823
    Indiana Michigan Power
      8.50%, 12/15/22..............       4,000        3,991,144
    Jersey Central Power & Light
      Co.
      7.98%, 02/16/23..............       1,500        1,417,364
      7.50%, 05/01/23..............       2,500        2,304,298
    Kentucky Utility Energy Corp.
      7.55%, 06/01/25..............       1,500        1,401,380
    Metropolitan Edison Co. Cl-B
      8.15%, 01/30/23..............       2,975        2,881,728
    New York State Electric & Gas
      Corp. 8.30%, 12/15/22........       1,400        1,375,626
      8.30%, 12/15/22..............         475          471,813
    Niagara Mohawk Power Corp.
      8.75%, 04/01/22..............       2,683        2,716,760
      8.50%, 07/01/23..............       1,000        1,000,576
    Niagara Mohawk Power Corp. Cl-H
      [STEP]
      7.562%, 07/01/10.............       3,250        2,502,500
    Penn Power Co.
      8.50%, 07/15/22..............       1,000          972,379
    Potomac Edison Co.
      8.00%, 06/01/24..............       2,000        1,932,898
      7.75%, 05/01/25..............       3,400        3,227,171
    Potomac Electric Power
      8.50%, 05/15/27..............       1,000        1,019,965
    Public Service Electric & Gas
      Co.
      6.375%, 05/01/08.............       1,000          934,376
    Public Service of Colorado
      9.875%, 07/01/20.............       2,500        2,617,635
    Public Service of New Mexico
      7.50%, 08/01/18..............       1,500        1,391,286
    Public Service of New Mexico
      Cl-A
      7.10%, 08/01/05..............       3,500        3,383,188
    Texas Utilities
      8.50%, 08/01/24..............       5,000        4,951,109
    TXU Corp.
      7.875%, 04/01/24.............       4,000        3,778,368
    TXU Electric Capital Corp.
      8.175%, 01/30/37.............       2,000        2,004,218
    Union Electric Co.
      8.25%, 10/15/22..............       4,750        4,697,573
    Western Massachusetts Electric
      Co. Cl-V
      7.75%, 12/01/02..............         941          934,241
    Wisconsin Electric & Power
      8.375%, 12/02/26.............       4,500        4,498,349
                                                  --------------
                                                      90,121,558
                                                  --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $250,754,014)..............                  236,493,490
                                                  --------------

                                        PAR
                                       (000)          VALUE
                                     ----------   --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.0%
    Federal Home Loan Mortgage
      Corp.
      6.50%, 09/01/11-02/01/30
    (Cost $12,018,382).............  $   12,444   $   12,023,202
                                                  --------------
U.S. TREASURY OBLIGATIONS -- 0.9%
    U.S. Treasury Notes
      5.875%, 11/15/04
    (Cost $9,763,015)..............      10,000        9,850,242
                                                  --------------
                                       SHARES
                                       ------
PREFERRED STOCK -- 0.4%
METALS & MINING -- 0.0%
    Kinam Gold, Inc. $3.75 Cl-B....      20,000          450,000
                                                  --------------
TELECOMMUNICATIONS -- 0.4%
    Cincinnati Bell, Inc. Cl-B
      12.50%.......................       3,500        3,543,750
    Global Crossing Holdings Ltd.
      10.50% [PIK].................      10,000          967,500
                                                  --------------
                                                       4,511,250
                                                  --------------
TOTAL PREFERRED STOCK
  (Cost $5,819,700)................                    4,961,250
                                                  --------------
                                        PAR
                                       (000)
                                     ----------
COMMERCIAL PAPER -- 2.3%
    Chevron Corp.
      6.72%, 07/06/00..............  $   16,000       16,000,000
    Ford Motor Credit Corp.
      6.72%, 07/03/00..............      10,000       10,000,000
                                                  --------------
    (Cost $26,000,000).............                   26,000,000
                                                  --------------
                                       SHARES
                                       ------
SHORT-TERM INVESTMENTS -- 3.3%
    Temporary Investment Cash
      Fund.........................  18,668,774       18,668,774
    Temporary Investment Fund......  18,668,774       18,668,774
                                                  --------------
    (Cost $37,337,548).............                   37,337,548
                                                  --------------
TOTAL INVESTMENTS -- 100.7%
  (Cost $995,479,790)..............                1,153,162,034
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.7%).................                   (7,725,888)
                                                  --------------
NET ASSETS -- 100.0%...............               $1,145,436,146
                                                  ==============

- ------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST JANUS SMALL-CAP GROWTH PORTFOLIO
- -----------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
COMMON STOCK -- 94.8%
ADVERTISING -- 3.7%
    Getty Images, Inc.*.............    176,435   $    6,539,122
    Interep National Radio Sales,
      Inc.*.........................    180,335          958,030
    Lamar Advertising Co.*..........    303,945       13,164,618
    TMP Worldwide, Inc.*............    250,535       18,492,614
                                                  --------------
                                                      39,154,384
                                                  --------------
BROADCASTING -- 8.4%
    Acme Communications, Inc.*......    166,100        3,031,325
    ACTV, Inc.*.....................     97,890        1,462,232
    Citadel Communications Corp.*...    418,630       14,625,885
    Cox Radio, Inc.*................    254,530        7,126,840
    Cumulus Media, Inc.*............    238,350        2,174,944
    Entercom Communications
      Corp.*........................    172,715        8,419,856
    NDS Group PLC*..................    163,420        9,968,620
    Radio One, Inc.*................    301,475        8,912,355
    Radio One, Inc. Cl-D*...........    602,950       13,302,584
    Radio Unica Corp.*..............    273,750        1,916,250
    Regent Communications, Inc.*....    775,600        6,665,313
    Spanish Broadcasting Systems,
      Inc.*.........................    434,580        8,936,051
    Wink Communications, Inc.*......     69,920        2,132,560
                                                  --------------
                                                      88,674,815
                                                  --------------
BUSINESS SERVICES -- 5.8%
    Adelphia Business Solutions,
      Inc.*.........................    349,925        8,113,886
    AnswerThink Consulting Group,
      Inc.*.........................    181,220        3,012,783
    Avenue A, Inc.*.................     93,905          827,538
    Brightpoint, Inc.*..............    427,145        3,697,474
    CIBER, Inc.*....................    363,560        4,817,170
    Eloyalty Corp.*.................    134,405        1,713,664
    Informatica Corp.*..............    250,180       20,499,123
    Iron Mountain, Inc.*............    137,980        4,527,469
    PurchasePro.com, Inc.*..........    274,915       11,271,514
    Tanning Technology Corp.*.......    137,455        2,646,009
                                                  --------------
                                                      61,126,630
                                                  --------------
CABLE TELEVISION -- 0.2%
    Classic Communications, Inc.*...    177,870        1,589,713
                                                  --------------
CAPITAL GOODS -- 0.7%
    Mettler-Toledo International,
      Inc.*.........................    177,270        7,057,562
                                                  --------------
CHEMICALS -- 0.6%
    Lyondell Chemical Co. ..........    401,320        6,722,110
                                                  --------------
COMPUTER HARDWARE -- 2.3%
    Insight Enterprises, Inc.*......    405,082       24,026,426
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 8.1%
    Brio Technology, Inc.*..........    201,360        4,266,315
    Broadbase Software, Inc.*.......    238,355        7,299,622
    Exchange Applications, Inc.*....    152,300        4,054,988
    HNC Software, Inc.*.............     51,295        3,167,466
    InterTrust Technologies
      Corp.*........................    209,940        4,316,891
    JNI Corp.*......................     19,380          612,893
    Media 100, Inc.*................    265,230        6,829,673
    net.Genesis Corp.*..............    103,625        1,871,727
    NetIQ Corp.*....................    180,985       10,791,230
    Numerical Technologies, Inc.*...     89,430        4,348,534

                                       SHARES         VALUE
                                       ------         -----
    OTG Software, Inc.*.............    146,325   $    4,179,408
    Pinnacle Systems, Inc.*.........    101,680        2,286,211
    Quest Software, Inc.*...........    138,345        7,660,853
    Razorfish, Inc.*................    408,020        6,553,821
    Scient Corp.*...................    205,645        9,074,085
    Silverstream Software, Inc.*....     99,505        5,746,414
    Software.com, Inc.*.............     19,460        2,527,368
                                                  --------------
                                                      85,587,499
                                                  --------------
CONSUMER PRODUCTS & SERVICES -- 0.2%
    Meade Instruments Corp.*........     82,180        2,064,773
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.3%
    Aeroflex, Inc.*.................     74,385        3,696,005
    Capstone Turbine Corp.*.........    146,900        6,619,681
    Dionex Corp.*...................    287,965        7,703,064
    Methode Electronics, Inc.
      Cl-A..........................    128,035        4,945,352
    Robotic Vision Systems, Inc.*...     89,410        1,609,380
                                                  --------------
                                                      24,573,482
                                                  --------------
ENTERTAINMENT & LEISURE -- 4.3%
    Ackerley Group, Inc.............     38,865          456,664
    Championship Auto Racing Teams,
      Inc.*.........................    209,810        5,350,155
    Park Place Entertainment
      Corp.*........................    559,480        6,818,663
    Playboy Enterprises, Inc.
      Cl-B*.........................    243,115        3,130,106
    Premier Parks, Inc.*............    296,635        6,748,446
    SFX Entertainment, Inc. Cl-A*...    301,040       13,640,874
    Station Casinos, Inc.*..........    359,755        8,993,875
                                                  --------------
                                                      45,138,783
                                                  --------------
FINANCIAL SERVICES -- 0.8%
    Investors Financial Service
      Corp..........................    219,670        8,718,153
                                                  --------------
HEALTHCARE SERVICES -- 2.2%
    Accredo Health, Inc.*...........    253,690        8,768,161
    Apria Healthcare Group, Inc.*...  1,140,510       13,971,247
                                                  --------------
                                                      22,739,408
                                                  --------------
HOTELS & MOTELS -- 0.3%
    Hospitality Properties Trust....    124,910        2,818,282
                                                  --------------
INSURANCE -- 0.5%
    StanCorp Financial Group,
      Inc. .........................    173,315        5,567,744
                                                  --------------
INTERNET SERVICES -- 13.9%
    724 Solutions, Inc.*............    133,815        5,871,133
    AppliedTheory Corp.*............    190,375        2,855,625
    AppNet Systems, Inc.*...........    354,220       12,751,920
    Ask Jeeves, Inc.*...............      7,715          139,352
    Digital Impact, Inc.*...........    149,650        2,113,806
    eSoft, Inc.*....................    110,850          775,950
    Globix Corp.*...................  1,074,060       31,483,384
    internet.com Corp.*.............    141,115        2,778,202
    IntraNet Solutions, Inc.*.......    273,350       10,489,806
    Lante Corp.*....................     82,195        1,679,860
    Liberate Technologies, Inc.*....    348,165       10,205,587
    NaviSite, Inc.*.................    273,150       11,421,084
    PSINet, Inc.*...................    178,170        4,476,521
    Rare Medium Group, Inc.*........    112,710        1,782,227
    Register.com, Inc.*.............    100,450        3,070,003

AST JANUS SMALL-CAP GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
    Retek, Inc.*....................     66,690   $    2,134,080
    Selectica, Inc.*................     81,905        5,738,469
    Tumbleweed Communications
      Corp.*........................     38,690        1,968,354
    Verio, Inc.*....................    308,115       17,095,568
    VerticalNet, Inc.*..............    415,440       15,345,315
    Vicinity Corp.*.................    103,645        2,034,033
                                                  --------------
                                                     146,210,279
                                                  --------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.2%
    Celera Genomics Group*..........     64,590        6,039,165
    Invitrogen Corp.*...............     87,205        6,558,089
                                                  --------------
                                                      12,597,254
                                                  --------------
OIL & GAS -- 0.3%
    Core Laboratories NV*...........    119,880        3,476,520
                                                  --------------
PERSONAL SERVICES -- 0.6%
    Career Education Corp.*.........    121,725        5,903,663
                                                  --------------
PHARMACEUTICALS -- 9.9%
    Abgenix, Inc.*..................    216,180       25,911,200
    BioCryst Pharmaceuticals,
      Inc.*.........................    316,190        9,070,701
    Celgene Corp.*..................    168,570        9,924,559
    Cubist Pharmaceuticals, Inc.*...    150,580        7,416,065
    Enzon, Inc.*....................    627,560       26,671,299
    Priority Healthcare Corp.
      Cl-B*.........................    118,665        8,818,293
    Professional Detailing, Inc.*...    193,930        6,605,741
    QLT PhotoTherapeutics, Inc.*....    119,540        9,241,936
                                                  --------------
                                                     103,659,794
                                                  --------------
PRINTING & PUBLISHING -- 1.6%
    Valassis Communications,
      Inc.*.........................    448,542       17,100,664
                                                  --------------
RESTAURANTS -- 0.2%
    P.F. Chang's China Bistro,
      Inc.*.........................     60,360        1,927,748
                                                  --------------
RETAIL & MERCHANDISING -- 1.7%
    Ames Department Stores, Inc.*...    130,185        1,008,934
    Linens 'n Things, Inc.*.........    152,560        4,138,190
    pcOrder.com, Inc.*..............     68,915          534,091
    Rent-Way, Inc.*.................    172,165        5,089,628
    School Specialty, Inc.*.........    398,055        7,388,896
                                                  --------------
                                                      18,159,739
                                                  --------------
SEMICONDUCTORS -- 13.2%
    Alpha Industries, Inc.*.........    611,384       26,939,107
    ATMI, Inc.*.....................    345,660       16,073,190
    Marvell Technology Group
      Ltd.*.........................    177,685       10,128,045
    Mattson Technology, Inc.*.......    144,480        4,695,600
    Pixelworks, Inc.*...............    123,445        2,808,374
    Quicklogic Corp.*...............     81,720        1,818,270
    SDL, Inc.*......................    186,800       53,273,024
    Silicon Image, Inc.*............     39,740        1,982,033
    TriQuint Semiconductor, Inc.*...    108,590       10,390,706
    Virata Corp.*...................    184,670       11,010,949
                                                  --------------
                                                     139,119,298
                                                  --------------
TELECOMMUNICATIONS -- 11.0%
    Accelerated Networks, Inc.*.....     34,185        1,442,180
    Adaptive Broadband Corp.*.......    179,370        6,591,848

                                       SHARES         VALUE
                                       ------         -----
    Alamosa PCS Holdings, Inc.*.....    125,455   $    2,618,873
    Avanex Corp.*...................     12,610        1,204,255
    Caprock Communications Corp.*...    425,495        8,297,153
    Centillium Commuications,
      Inc.*.........................     50,765        3,502,785
    CTC Communications Group,
      Inc.*.........................    256,372        9,229,392
    i3 Mobile, Inc.*................     93,365        1,715,582
    IDT Corp.*......................    156,600        5,314,613
    Interwave Communications
      International Ltd.*...........     74,880        1,048,320
    Natural MicroSystems Corp.*.....    161,960       18,210,377
    Net2000 Communications, Inc.*...    159,240        2,607,555
    Netro Corp.*....................     53,205        3,052,637
    New Focus, Inc.*................     48,550        3,987,169
    NorthEast Optic Network,
      Inc.*.........................    255,630       15,753,198
    Pac-West Telecomm, Inc.*........    259,450        5,189,000
    Price Communications Corp.*.....     88,300        2,080,569
    Research in Motion Ltd.*........     51,775        2,342,819
    SBA Communications Corp.*.......     25,505        1,324,666
    Terayon Communication Systems,
      Inc.*.........................     50,585        3,249,296
    Viatel, Inc.*...................    344,135        9,829,355
    WinStar Communications, Inc.*...    204,270        6,919,646
                                                  --------------
                                                     115,511,288
                                                  --------------
UTILITIES -- 0.8%
    Avista Corp.....................    464,955        8,107,653
                                                  --------------
TOTAL COMMON STOCK
  (Cost $788,701,958)...............                 997,333,664
                                                  --------------
                                         PAR
                                        (000)
                                        -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.3%
    Federal Home Loan Bank
      6.26%, 09/27/00...............  $  25,000       24,613,097
      6.43%, 08/15/00...............     10,000        9,919,625
                                                  --------------
    (Cost $34,537,069)..............                  34,532,722
                                                  --------------
                                       SHARES
                                       ------
FOREIGN STOCK -- 2.0%
AUTOMOBILE MANUFACTURERS - 0.0%
    Ducati Motor Holding SPA --
      (ITL)*........................    187,726          524,560
                                                  --------------
ENTERTAINMENT & LEISURE -- 0.6%
    Corporacion Interamericana de
      Entretenimento -- (MXP)*......  1,476,200        5,878,891
                                                  --------------
TELECOMMUNICATIONS -- 1.4%
    Cogeco Cable, Inc. -- (CAD).....    322,013        7,823,920
    Moffat Communications Ltd. --
      (CAD).........................    370,130        6,744,761
                                                  --------------
                                                      14,568,681
                                                  --------------
TOTAL FOREIGN STOCK
  (Cost $15,152,148)................                  20,972,132
                                                  --------------

AST JANUS SMALL-CAP GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                         PAR
                                        (000)         VALUE
                                        -----         -----
CORPORATE OBLIGATIONS -- 0.3%
INTERNET SERVICES -- 0.2%
    Globix Corp.
      12.50%, 02/01/10..............  $     877   $      723,525
    Verio, Inc.
      11.25%, 12/01/08..............      1,430        1,612,325
                                                  --------------
                                                       2,335,850
                                                  --------------
TELECOMMUNICATIONS -- 0.1%
    Radio One, Inc. Cl-B
      12.00%, 05/15/04..............      1,174        1,273,790
                                                  --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $3,653,142).................                   3,609,640
                                                  --------------
COMMERCIAL PAPER -- 0.9%
    CIT Group Holdings, Inc.
      6.84%, 07/03/00
    (Cost $9,596,352)...............      9,600        9,596,352
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash
      Fund..........................     38,497   $       38,497
    Temporary Investment Fund.......     38,496           38,496
                                                  --------------
    (Cost $76,993)..................                      76,993
                                                  --------------
TOTAL INVESTMENTS -- 101.3%
  (Cost $851,717,662)...............               1,066,121,503
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.3%)..................                 (13,958,858)
                                                  --------------
NET ASSETS -- 100.0%................              $1,052,162,645
                                                  ==============

- ------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO II
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
FOREIGN STOCK -- 91.7%
AUSTRALIA -- 1.6%
    News Corp. Ltd. [ADR].............    132,500   $  7,221,250
                                                    ------------
BRAZIL -- 1.3%
    Petroleo Brasileiro SA*...........    189,725      5,731,876
                                                    ------------
CANADA -- 3.9%
    Celestica, Inc. NY Reg.*..........    107,954      5,357,217
    Nortel Networks Corp. NY Reg.*....    182,900     12,482,925
                                                    ------------
                                                      17,840,142
                                                    ------------
DENMARK -- 2.9%
    Den Danske Bank...................      6,600        797,209
    ISS AS............................     44,400      3,394,692
    Novo-Nordisk AS Cl-B..............     38,445      6,570,402
    Tele Danmark AS...................     32,740      2,212,915
                                                    ------------
                                                      12,975,218
                                                    ------------
FINLAND -- 3.5%
    Nokia Corp. Cl-A [ADR]............    176,000      8,789,000
    Sonera Group Oyj..................    127,806      5,850,016
    Tieto Corp. Cl-B..................     35,900      1,202,746
                                                    ------------
                                                      15,841,762
                                                    ------------
FRANCE -- 13.2%
    Alcatel Corp......................    126,608      8,337,777
    Altran Technologies SA............     12,515      2,460,532
    Aventis SA........................     51,700      3,788,789
    AXA SA............................     42,775      6,765,601
    Business Objects SA*..............     22,800      2,009,250
    Pinault-Printemps Redoute SA......     21,800      4,862,788
    Sagem SA..........................      2,100      2,472,009
    Societe Generale..................     65,976      3,984,363
    Societe Television Francaise......     69,100      4,835,410
    STMicroelectronics NV NY Reg. ....    115,500      7,413,656
    Suez Lyonnaise des Eaux...........     40,000      7,036,043
    Total Fina SA Cl-B*...............     14,900      2,293,846
    Vivendi...........................     39,130      3,467,761
                                                    ------------
                                                      59,727,825
                                                    ------------
GERMANY -- 3.9%
    Intershop Communications AG.......      8,966      4,116,865
    Marschollek, Lautenschlaeger Und
      Partner AG......................      7,179      3,014,189
    SAP AG [ADR]......................     22,000      1,032,625
    Schering AG.......................     24,400      1,334,375
    Siemens AG........................     53,820      8,089,510
                                                    ------------
                                                      17,587,564
                                                    ------------
HONG KONG -- 3.6%
    Cheung Kong Holdings Ltd. ........    142,000      1,571,193
    China Telecom Ltd. ...............    805,000      7,099,877
    China Unicom Ltd. ................     67,000        142,251
    China Unicom Ltd. [ADR]*..........     54,400      1,156,000
    Citic Pacific Ltd. ...............    320,000      1,674,913
    Hutchison Whampoa Ltd. ...........    382,000      4,802,547
                                                    ------------
                                                      16,446,781
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
ISRAEL -- 1.2%
    Check Point Software Technologies
      Ltd.*...........................     26,100   $  5,526,675
                                                    ------------
ITALY -- 4.6%
    Alleanza Assicurazioni............    234,900      3,141,157
    Banco Intesa SPA..................  1,112,722      5,002,555
    Mediaset SPA......................    177,942      2,729,172
    Mediolanum SPA....................    191,920      3,134,890
    Mondadori, (Arnoldo) Editore
      SPA.............................    147,800      3,386,139
    Telecom Italia SPA................    235,620      3,252,423
                                                    ------------
                                                      20,646,336
                                                    ------------
JAPAN -- 14.8%
    Canon, Inc. ......................    112,000      5,589,334
    Fuji Television Network, Inc. ....        121      1,898,461
    Hitachi Ltd. .....................    422,000      6,102,559
    Hoya Corp. .......................     35,000      3,142,677
    Japan Telecom Co. Ltd. ...........         59      2,565,181
    Kao Corp. ........................     64,000      1,959,896
    Keyence Corp. ....................      3,100      1,025,505
    Kyocera Corp. ....................     27,900      4,743,987
    Nomura Securities Co. Ltd. .......    150,000      3,679,059
    NTT Mobile Communication Network,
      Inc. ...........................         84      2,278,606
    Orix Corp. .......................     18,800      2,780,868
    Pioneer Corp. ....................     53,000      2,068,874
    Sharp Corp. ......................    263,000      4,660,850
    SoftBank Corp. ...................      5,400        734,961
    Sony Corp. .......................     31,800      2,975,572
    Takeda Chemical Industries
      Ltd. ...........................     34,000      2,236,641
    Tokyo Electron Ltd. ..............     35,000      4,803,334
    Toshiba Corp. ....................    579,000      6,550,597
    Toyota Motor Corp. ...............     50,000      2,282,576
    Tyco International Ltd. ..........    119,800      5,675,525
                                                    ------------
                                                      67,755,063
                                                    ------------
KOREA -- 2.7%
    Hyundai Motor Co. Ltd.  ..........     96,320      1,235,328
    Samsung Electronics Co. ..........     27,670      9,157,254
    SK Telecom Co. Ltd. ..............      5,100      1,669,524
                                                    ------------
                                                      12,062,106
                                                    ------------
MEXICO -- 1.4%
    Grupo Televisa SA [GDR]...........     22,734      1,567,225
    Telefonos de Mexico SA Cl-L
      [ADR]...........................     81,828      4,674,425
                                                    ------------
                                                       6,241,650
                                                    ------------
NETHERLANDS -- 5.8%
    ASM Lithography Holding NV NY
      Reg. ...........................     26,500      1,169,313
    Getronics NV......................    162,300      2,512,601
    ING Groep NV......................     53,942      3,660,941
    Koninklijke (Royal) Philips
      Electronics NV NY Reg. .........    193,200      9,176,999
    Royal Dutch Petroleum Co. ........     40,600      2,499,438

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO II
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    United Pan-Europe Communications
      NV..............................     43,301   $  1,136,900
    VNU NV............................    122,070      6,330,509
                                                    ------------
                                                      26,486,701
                                                    ------------
PORTUGAL -- 0.5%
    Telecel-Comunicacoes Pessoais
      SA..............................    139,974      2,133,423
                                                    ------------
SPAIN -- 1.7%
    Banco Popular Espanol SA..........     10,300        319,900
    Sogecable SA......................     39,808      1,420,297
    Telefonica SA*....................    281,195      6,064,885
                                                    ------------
                                                       7,805,082
                                                    ------------
SWEDEN -- 5.5%
    Assa Abloy AB Cl-B................    179,864      3,629,796
    Atlas Copco AB....................     24,460        474,100
    Atlas Copco AB Cl-B...............     32,900        618,934
    Ericsson, (L.M.) Telephone Co.
      [ADR]...........................    369,600      7,392,001
    Modern Times Group AB Cl-B........     41,129      1,969,528
    Netcom AB Cl-B....................     39,129      2,904,320
    Nordbanken Holding Co. AB.........    437,056      3,313,779
    Securitas AB Cl-B.................    209,745      4,471,961
                                                    ------------
                                                      24,774,419
                                                    ------------
SWITZERLAND -- 6.6%
    ABB AG............................     56,290      6,759,009
    Adecco SA.........................      3,891      3,316,540
    Credit Suisse Group...............     33,440      6,673,317
    Julius Baer Holdings AG Cl-B......      1,027      4,073,718
    Novartis AG.......................      3,856      6,127,598
    Swatch Group AG...................      2,479      3,161,885
                                                    ------------
                                                      30,112,067
                                                    ------------
UNITED KINGDOM -- 13.0%
    Amvescap PLC......................    328,600      5,273,120
    Barclays PLC......................     46,800      1,164,066
    Cable & Wireless PLC..............    304,532      5,158,903
    Capita Group PLC..................     90,800      2,222,748
    Centrica PLC......................  1,175,861      3,925,174
    CMG PLC...........................    161,000      2,281,372
    Colt Telecom Group PLC............     59,574      1,984,147
    Compass Group PLC.................    153,300      2,020,251
    Diageo PLC........................    299,143      2,685,517
    Energis PLC.......................     66,454      2,492,968
    Hays PLC..........................    332,700      1,856,028
    Logica PLC........................     77,200      1,827,883
    Misys PLC.........................    277,100      2,340,804
    Pearson PLC.......................     93,600      2,975,702
    SEMA Group PLC....................    144,381      2,054,623
    Telewest Communications PLC.......    420,700      1,452,117
    Vodafone AirTouch PLC.............  3,302,900     13,350,605
    WPP Group PLC.....................    256,800      3,751,601
                                                    ------------
                                                      58,817,629
                                                    ------------
TOTAL FOREIGN STOCK
  (Cost $389,677,972).................               415,733,569
                                                    ------------
                                           PAR
                                          (000)        VALUE
                                          -----        -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.5%
    Federal Home Loan Bank
      6.23%, 07/03/00
    (Cost $29,289,859)................  $  29,300   $ 29,289,859
                                                    ------------
                                         SHARES
                                         ------
U.S. STOCK -- 2.2%
COMPUTER SERVICES & SOFTWARE -- 0.7%
    Comverse Technology, Inc. ........     33,500      3,115,500
                                                    ------------
SEMICONDUCTORS -- 0.9%
    JDS Uniphase Corp. ...............     36,100      4,327,488
                                                    ------------
TELECOMMUNICATIONS -- 0.6%
    Amdocs Ltd. ......................     35,400      2,716,950
                                                    ------------
TOTAL U.S. STOCK
  (Cost $9,303,208)...................                10,159,938
                                                    ------------
TOTAL INVESTMENTS -- 100.4% (Cost
  $428,271,039).......................               455,183,366
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.4%)....................                (1,899,015)
                                                    ------------
NET ASSETS -- 100.0%..................              $453,284,351
                                                    ============

Foreign currency exchange contracts outstanding at June 30, 2000:

                                             IN                      UNREALIZED
SETTLEMENT                 CONTRACTS      EXCHANGE    CONTRACTS    APPRECIATION/
  MONTH      TYPE         TO RECEIVE        FOR        AT VALUE    (DEPRECIATION)
- ---------------------------------------------------------------------------------
07/00        Buy    CHF        742,895   $  452,130   $  457,017      $  4,887
07/00        Buy    EUR      1,763,231    1,669,686    1,690,587        20,901
07/00        Buy    JPY    201,695,471    1,919,954    1,907,225       (12,729)
                                         ----------   ----------      --------
                                         $4,041,770   $4,054,829      $ 13,059
                                         ==========   ==========      ========

                                             IN                        UNREALIZED
SETTLEMENT                 CONTRACTS      EXCHANGE      CONTRACTS    APPRECIATION/
  MONTH      TYPE         TO DELIVER         FOR        AT VALUE     (DEPRECIATION)
- -----------------------------------------------------------------------------------
07/00        Sell   EUR        799,255   $   759,999   $   766,792      $(6,793)
07/00        Sell   GBP        132,117       198,884       200,020       (1,136)
07/00        Sell   JPY  1,150,678,000    10,968,642    10,927,409       41,233
                                         -----------   -----------      -------
                                         $11,927,525   $11,894,221      $33,304
                                         ===========   ===========      =======

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO II
- ------------------------------------------------------------------------------

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of June 30, 2000. Percentages are based on net assets.

INDUSTRY
- --------
Advertising.........................................   0.8%
Aerospace...........................................   0.5%
Automobile Manufacturers............................   0.8%
Beverages...........................................   0.6%
Broadcasting........................................   8.1%
Business Services...................................   7.6%
Computer Hardware...................................   3.9%
Computer Services & Software........................   2.0%
Consumer Products & Services........................   1.7%
Electronic Components & Equipment...................  11.4%
Financial -- Bank & Trust...........................   6.4%
Financial Services..................................   3.3%
Food................................................   0.4%
Healthcare Services.................................   0.7%
Industrial Products.................................   1.8%
Insurance...........................................   2.9%
Machinery & Equipment...............................   0.2%
Metals & Mining.....................................   0.8%
Office Equipment....................................   1.2%
Oil & Gas...........................................   3.2%
Pharmaceuticals.....................................   4.4%
Real Estate.........................................   0.3%
Retail & Merchandising..............................   1.8%
Semiconductors......................................   2.7%
Telecommunications..................................  22.6%
Utilities...........................................   1.6%
                                                      -----
Total...............................................  91.7%
                                                      =====

- ------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
- ------------------------------------------------------------------------------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)        VALUE
                                        ---------      -----
FOREIGN BONDS -- 50.5%
AUSTRALIA -- 0.4%
    Publishing and Broadcasting
      Finance Ltd.
      6.25%, 11/01/06.................       600    $    569,776
                                                    ------------
CANADA -- 1.6%
    Canadian Government
      5.50%, 06/01/09.................     2,570       1,692,034
    Province of Ontario
      1.875%, 01/25/10................    50,000         474,166
                                                    ------------
                                                       2,166,200
                                                    ------------
DENMARK -- 2.9%
    Kingdom of Denmark
      6.00%, 11/15/02.................    20,000       2,578,722
      8.00%, 03/15/06.................    10,000       1,422,486
                                                    ------------
                                                       4,001,208
                                                    ------------
EUROPEAN CURRENCY UNIT -- 3.2%
    American Standard Co., Inc.
      7.125%, 06/01/06................       340         320,054
    Carrier 1
      13.25%, 02/15/09................       120         117,906
    Dura Operating Corp.
      9.00%, 05/01/09.................       131         121,808
    Flextronics International Ltd.
      144A
      9.75%, 07/01/10.................       375         368,458
    Hermes Europe Railtel
      10.375%, 01/15/06...............       320         250,000
    Huntsman ICI Chemicals
      10.125%, 07/01/09...............       280         277,799
    IFCO Systems NV 144A
      10.625%, 03/15/10...............       219         219,378
    Level 3 Communications 144A
      11.25%, 03/15/10................       211         193,160
    Lloyds TSB Bank PLC
      5.625%, 07/15/49................       600         519,076
    Metromedia Fiber Network
      10.00%, 12/15/09................       176         161,972
    Orange PLC
      7.625%, 08/01/08................       320         319,018
    Public Power Corp.
      4.50%, 03/12/09.................       700         585,928
    Slovenian Government
      5.375%, 05/27/05................       300         280,459
    Standard Chartered Bank
      5.375%, 05/06/09................       700         609,782
                                                    ------------
                                                       4,344,798
                                                    ------------
FRANCE -- 9.0%
    French Government
      4.00%, 04/25/09.................     1,145         993,314
      5.50%, 04/25/29.................     1,340       1,278,087

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)        VALUE
                                        ---------      -----
    French Treasury Bill
      4.50%, 07/12/02.................     9,642    $  9,153,060
    SunAmerica Institutional Funding
      5.25%, 05/20/09.................     5,500         758,956
                                                    ------------
                                                      12,183,417
                                                    ------------
GERMANY -- 8.8%
    Bank Nederlandse Gemeenten
      6.25%, 08/10/00.................     1,000         490,952
      5.25%, 10/01/01.................     2,100       1,029,404
    Colt Telecom Group PLC
      8.875%, 11/30/07................       470         229,204
    German Government
      4.50%, 05/17/02.................         7       6,436,432
      4.75%, 07/04/28.................     1,120         959,279
    KFW International Finance, Inc.
      6.75%, 06/20/05.................     2,301       2,323,641
    Minnesota Mining & Manufacturing
      Co.
      5.00%, 10/15/01.................       900         439,320
                                                    ------------
                                                      11,908,232
                                                    ------------
GREECE -- 1.8%
    Greek Government
      6.50%, 01/11/14.................   850,000       2,478,778
                                                    ------------
ITALY -- 4.6%
    Italian Government
      9.00%, 10/01/03.................     5,565       5,910,426
      7.25%, 11/01/26.................       328         368,401
                                                    ------------
                                                       6,278,827
                                                    ------------
JAPAN -- 6.6%
    Central Bank of Tunisia
      4.95%, 09/27/11.................    65,000         698,832
    Japanese Government
      0.90%, 12/22/08.................   400,000       3,541,726
      1.80%, 06/21/10.................    80,000         762,016
      2.40%, 03/20/20.................    50,000         493,835
    Korea Development Bank
      2.56%, 06/26/01.................   100,000         956,717
      1.875%, 02/13/02................    60,000         571,026
    Republic of Austria
      4.50%, 09/28/05.................   170,000       1,881,221
                                                    ------------
                                                       8,905,373
                                                    ------------
KOREA -- 0.5%
    Korea Industrial Leasing
      2.20%, 08/07/02.................    70,000         668,232
                                                    ------------
MEXICO -- 0.2%
    United Mexican States
      3.85%, 12/31/19.................    35,000         320,884
                                                    ------------

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
- ------------------------------------------------------------------------------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)        VALUE
                                        ---------      -----
NETHERLANDS -- 2.9%
    Netherlands Government
      5.75%, 01/15/04.................     2,541    $  2,485,908
    Tecnost International NV
      5.375%, 07/30/04................     1,300       1,189,652
    United Pan-Europe Communications
      10.875%, 08/01/09...............       400         335,506
                                                    ------------
                                                       4,011,066
                                                    ------------
PORTUGAL -- 0.4%
    European Investment Bank
      5.25%, 03/23/02.................   100,000         480,844
                                                    ------------
RUSSIA -- 0.4%
    Russia Ofz
      30.00%, 07/14/00-09/25/00
        [VR]++........................     5,103          99,109
      58.75%, 12/15/01 [ZCB]++........     1,457          25,598
    Russian Federation
      11.75%, 06/10/03................       400         371,760
                                                    ------------
                                                         496,467
                                                    ------------
SOUTH AFRICA -- 1.5%
    Republic of South Africa
      13.00%, 08/31/10................    15,000       2,071,664
                                                    ------------
SPAIN -- 0.5%
    Spanish Government
      6.00%, 01/31/29.................       662         655,361
                                                    ------------
SWEDEN -- 0.6%
    Swedish Government
      5.00%, 01/28/09.................     7,400         827,294
                                                    ------------
UNITED KINGDOM -- 4.6%
    Abbey National Treasury
      5.25%, 01/21/04.................       780       1,130,294
    Alliance & Leicester BLD
      8.75%, 12/07/06.................     1,300       2,119,697
    Doncasters PLC
      8.125%, 05/01/09................       200         286,413
    Energis PLC
      9.50%, 06/15/09.................       100         150,776
    Gallaher Group PLC
      5.875%, 08/06/08................       500         226,983
    LCR Finance PLC 144A
      4.75%, 12/31/10.................       540         737,999
    NTL, Inc. [STEP]
      10.75%, 04/01/08................       340         316,554
    TDL Infomedia Group Ltd.
      10.125%, 10/15/09...............       145         221,160
    Telewest Communications PLC [STEP]
      9.256%, 04/15/09................       263         205,049
    United Kingdom Gilt
      6.00%, 12/07/28.................       260         488,629
      4.25%, 06/07/32.................       250         372,303
                                                    ------------
                                                       6,255,857
                                                    ------------
TOTAL FOREIGN BONDS
  (Cost $73,893,755)..................                68,624,278
                                                    ------------


                                          PAR
                                         (000)        VALUE
                                         -----        -----
                                        ---------      -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 18.5%
    Federal National Mortgage Assoc.
      5.75%, 04/15/03-06/15/05........  $  3,500   $  3,364,820
      6.00%, 05/15/08.................     1,300      1,226,095
      6.875%, 06/07/02................       990      1,510,366
      7.00%, 06/01/15.................     4,000      3,922,111
      7.00%, 07/01/30 [TBA]...........     5,200      5,021,250
                                                   ------------
                                                     15,044,642
                                                   ------------
    Government National Mortgage
      Assoc.
      7.50%, 09/15/29.................     5,199      5,158,860
      8.00%, 06/15/30.................     5,000      5,051,563
                                                   ------------
                                                     10,210,423
                                                   ------------
    (Cost $25,048,122)................               25,255,065
                                                   ------------
U.S. TREASURY OBLIGATIONS -- 12.1%
    U.S. Treasury Bonds
      6.375%, 08/15/27................     3,620      3,722,591
                                                   ------------
    U.S. Treasury Notes
      6.00%, 08/15/09.................     6,000      5,952,252
      7.25%, 05/15/16.................     6,180      6,799,916
                                                   ------------
                                                     12,752,168
                                                   ------------
    (Cost $16,114,822)................               16,474,759
                                                   ------------
CERTIFICATES OF DEPOSIT -- 7.3%
    Chase Manhattan Bank
      6.75%, 07/06/00
    (Cost $10,012,882)................    10,013     10,012,882
                                                   ------------
CORPORATE OBLIGATIONS -- 3.3%
ENTERTAINMENT & LEISURE -- 0.7%
    Comcast Cable Communications
      8.125%, 05/01/04................     1,000      1,013,460
                                                   ------------
FINANCIAL SERVICES -- 1.9%
    Ford Motor Credit Corp.
      5.75%, 02/23/04.................     1,300      1,225,900
    Heller Financial, Inc.
      7.875%, 05/15/03................     1,300      1,298,678
                                                   ------------
                                                      2,524,578
                                                   ------------
TELECOMMUNICATIONS -- 0.7%
    SBC Communications Capital Corp.
      5.875%, 06/01/03................     1,000        962,253
                                                   ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $4,466,690)...................                4,500,291
                                                   ------------

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
- ------------------------------------------------------------------------------


                                          PAR
                                         (000)        VALUE
                                         -----        -----
SOVEREIGN ISSUES -- 4.0%
BULGARIA -- 0.8%
    National Republic of Bulgaria
      6.50%, 07/28/11 [BRB, FRN]......  $    355   $    281,781
      2.50%, 07/28/12.................     1,020        752,250
                                                   ------------
                                                      1,034,031
                                                   ------------
MEXICO -- 1.2%
    United Mexican States
      11.50%, 05/15/26................     1,121      1,351,870
    United Mexican States Cl-W-A [BRB]
      6.25%, 12/31/19.................       250        206,525
    United Mexican States Cl-W-B [BRB]
      6.25%, 12/31/19.................       250        207,813
                                                   ------------
                                                      1,766,208
                                                   ------------
POLAND -- 1.3%
    Government of Poland [BRB, STEP]
      3.50%, 10/27/24.................     1,750      1,054,375
    Government of Poland PDI [BRB]
      6.00%, 10/27/14.................       125        112,109
      6.00%, 10/27/14.................       600        538,125
                                                   ------------
                                                      1,704,609
                                                   ------------
REPUBLIC OF SLOVENIA -- 0.3%
    Republic of Turkey
      11.875%, 01/15/30...............       400        419,760
RUSSIA -- 0.4%
    Russia -- IAN [FRN]
      5.969%, 12/15/15................     1,038        321,780
    Russia Principal Loans [FRN]
      2.984%, 12/15/20................       810        249,075
                                                   ------------
                                                        570,855
                                                   ------------
TOTAL SOVEREIGN ISSUES
  (Cost $5,911,624)...................                5,495,463
                                                   ------------
FOREIGN STOCK -- 0.0%
MEXICO -- 0.0%
    Mexican Value Recovery Rights*....   233,000   $          0
                                                   ------------
NIGERIA -- 0.0%
    Central Bank of Nigeria
      Warrants*.......................       250              0
                                                   ------------


                                         SHARES       VALUE
                                         ------       -----
                                         -----        -----
VENEZUELA -- 0.0%
    Republic of Venezuela Warrants*...     1,250   $          0
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $0)...........................                        0
                                                   ------------
TOTAL INVESTMENTS -- 95.7%
  (Cost $135,447,895).................              130,362,738
OTHER ASSETS LESS
  LIABILITIES -- 4.3%.................                5,909,107
                                                   ------------
NET ASSETS -- 100.0%..................             $136,271,845
                                                   ============

Foreign currency exchange contracts outstanding at June 30, 2000:

                                           IN                        UNREALIZED
SETTLEMENT                CONTRACTS     EXCHANGE      CONTRACTS    APPRECIATION/
  MONTH      TYPE        TO RECEIVE        FOR        AT VALUE     (DEPRECIATION)
- ---------------------------------------------------------------------------------
07/00        Buy    CAD   3,566,059    $ 2,403,005   $ 2,407,222      $  4,217
09/00        Buy    EUR   6,564,980      6,249,205     6,324,582        75,377
07/00        Buy    GBP   4,939,408      7,439,112     7,479,419        40,307
07/00        Buy    JPY  560,692,406     5,350,118     5,314,794       (35,324)
                                       -----------   -----------      --------
                                       $21,441,440   $21,526,017      $ 84,577
                                       ===========   ===========      ========

                                                     IN
SETTLEMENT               CONTRACTS                EXCHANGE      UNREALIZED
  MONTH      TYPE        TO RECEIVE                 FOR        APPRECIATION
- ----------------------------------------------------------------------------
09/00        Buy    DKK  10,458,348     SEK      11,500,000      $ 28,537
07/00        Buy    EUR  2,455,258      GBP       1,484,915       107,688
07/00        Buy    EUR  2,412,758      ZAR      15,389,777        48,757
                                                                 --------
                                                                 $184,982
                                                                 ========

                                           IN                        UNREALIZED
SETTLEMENT                CONTRACTS     EXCHANGE      CONTRACTS    APPRECIATION/
  MONTH      TYPE        TO DELIVER        FOR        AT VALUE     (DEPRECIATION)
- ---------------------------------------------------------------------------------
07/00        Sell   CAD    2,251,600   $ 1,710,498   $ 1,702,173      $  8,325
07/00        Sell   DKK   10,135,710     1,300,000     1,303,469        (3,469)
09/00        Sell   EUR    7,737,456     7,455,580     7,454,124         1,456
07/00        Sell   GBP    4,285,490     6,437,578     6,489,235       (51,657)
07/00        Sell   JPY  316,905,000     3,000,000     3,003,937        (3,937)
                                       -----------   -----------      --------
                                       $19,903,656   $19,952,938      $(49,282)
                                       ===========   ===========      ========

- ------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

++ Illiquid security. At the end of the period, these securities amounted to less than 0.1% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 1.1% of net assets.

See Notes to Financial Statements.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 91.6%
BROADCASTING -- 3.9%
    Emmis Communications Corp.
      Cl-A*..........................     249,600   $ 10,327,200
    Entercom Communications Corp.*...      91,100      4,441,125
    USA Networks, Inc.*..............     186,700      4,037,388
    Westwood One, Inc.*..............     314,200     10,722,075
                                                    ------------
                                                      29,527,788
                                                    ------------
BUILDING MATERIALS -- 0.3%
    Fastenal Co......................      51,100      2,586,938
                                                    ------------
BUSINESS SERVICES -- 3.5%
    CSG Systems International,
      Inc.*..........................     200,700     11,251,743
    Micromuse, Inc.*.................      48,900      8,092,186
    PurchasePro.com, Inc.*...........      64,900      2,660,900
    Safeguard Scientifics, Inc.*.....     143,900      4,613,794
                                                    ------------
                                                      26,618,623
                                                    ------------
CLOTHING & APPAREL -- 0.8%
    Limited, Inc. ...................     270,300      5,845,238
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 11.6%
    Adobe Systems, Inc...............      54,500      7,085,000
    BEA Systems, Inc.*...............     220,300     10,891,080
    Fiserv, Inc.*....................     185,100      8,005,575
    Intuit, Inc.*....................     247,600     10,244,450
    Network Appliance, Inc.*.........      76,800      6,182,400
    Peregrine Systems, Inc.*.........     284,500      9,868,594
    Phone.com, Inc.*.................     100,100      6,519,013
    Precise Software Solutions*......         900         21,600
    Rational Software Corp.*.........     173,400     16,115,362
    RealNetworks, Inc.*..............      86,400      4,368,600
    Redback Networks, Inc.*..........      57,400     10,217,200
    Storage Networks, Inc.*..........       1,200        108,300
                                                    ------------
                                                      89,627,174
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.8%
    Estee Lauder Companies, Inc.
      Cl-A...........................     126,000      6,229,125
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 11.8%
    Comverse Technology, Inc.*.......     126,000     11,718,000
    Flextronics International
      Ltd.*..........................     158,000     10,852,625
    Gemstar International Group
      Ltd.*..........................     186,000     11,430,281
    Intersil Holding Corp.*..........     137,400      7,428,188
    Jabil Circuit*...................     158,800      7,880,450
    KLA-Tencor Corp.*................     172,300     10,090,319
    Metromedia Fiber Network, Inc.
      Cl-A*..........................     171,200      6,794,500
    Rambus, Inc.*....................      23,600      2,430,800
    Sanmina Corp.*...................     193,400     16,535,699
    Tektronix, Inc...................      61,700      4,488,675
    Vishay Intertechnology, Inc.*....      39,200      1,487,150
                                                    ------------
                                                      91,136,687
                                                    ------------
ENERGY SERVICES -- 0.5%
    Dynegy, Inc......................      51,100      3,490,769
                                                    ------------
ENTERTAINMENT & LEISURE -- 1.0%
    Harley-Davidson, Inc.............     194,800      7,499,800
                                                    ------------
EQUIPMENT SERVICES -- 1.0%
    Millipore Corp. .................      96,800      7,296,300
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
FINANCIAL SERVICES -- 3.5%
    Capital One Financial Corp. .....     130,200   $  5,810,175
    Concord EFS, Inc.*...............     421,900     10,969,400
    Lehman Brothers Holdings,
      Inc. ..........................      47,900      4,529,544
    Providian Financial Corp.........      58,200      5,238,000
                                                    ------------
                                                      26,547,119
                                                    ------------
FOOD -- 1.2%
    Quaker Oats Co. .................      28,700      2,156,088
    Starbucks Corp.*.................     177,400      6,774,462
                                                    ------------
                                                       8,930,550
                                                    ------------
HEALTHCARE SERVICES -- 0.9%
    Health Management Associates,
      Inc. Cl-A*.....................     502,800      6,567,825
                                                    ------------
INTERNET SERVICES -- 7.7%
    Art Technology Group, Inc.*......      76,700      7,741,906
    BroadVision, Inc.*...............      88,700      4,507,069
    Clarent Corp.*...................      50,800      3,632,200
    Digex, Inc.*.....................      70,000      4,755,625
    eSPEED, Inc.*....................      57,400      2,493,313
    Portal Software, Inc.*...........     283,100     18,083,012
    VeriSign, Inc.*..................      49,400      8,719,100
    Vignette Corp.*..................     166,300      8,650,198
                                                    ------------
                                                      58,582,423
                                                    ------------
MACHINERY & EQUIPMENT -- 1.6%
    Cooper Cameron Corp.*............     133,000      8,778,000
    Weatherford International,
      Inc.*..........................      83,400      3,320,363
                                                    ------------
                                                      12,098,363
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 3.6%
    Forest Laboratories, Inc.*.......     111,300     11,241,300
    MiniMed, Inc.*...................      71,400      8,425,200
    PE Corp.-PE Biosystems Group.....     115,800      7,628,325
                                                    ------------
                                                      27,294,825
                                                    ------------
OIL & GAS -- 2.9%
    Coastal Corp.....................      94,300      5,740,513
    Rowan Companies, Inc.*...........     365,600     11,105,100
    Union Pacific Resources Group,
      Inc. ..........................     255,400      5,618,800
                                                    ------------
                                                      22,464,413
                                                    ------------
PHARMACEUTICALS -- 10.8%
    Abgenix, Inc.*...................      15,200      1,821,863
    ALZA Corp.*......................      37,500      2,217,188
    Human Genome Sciences, Inc.*.....      37,800      5,041,575
    IDEC Pharmaceutical Corp.*.......      51,500      6,041,594
    King Pharmaceuticals, Inc.*......      91,300      4,005,788
    MedImmune, Inc.*.................     284,600     21,060,399
    Millennium Pharmaceuticals,
      Inc.*..........................     115,900     12,966,312
    QLT PhotoTherapeutics, Inc.*.....      89,500      6,919,469
    Sepracor, Inc.*..................      86,300     10,409,937
    Waters Corp.*....................     101,600     12,680,949
                                                    ------------
                                                      83,165,074
                                                    ------------

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
RETAIL & MERCHANDISING -- 2.5%
    Best Buy Co., Inc.*..............     111,200   $  7,033,400
    Dollar Tree Stores, Inc.*........     114,100      4,514,081
    Tiffany & Co.....................     106,900      7,215,750
                                                    ------------
                                                      18,763,231
                                                    ------------
SEMICONDUCTORS -- 10.5%
    Altera Corp.*....................      56,500      5,759,469
    Applied Micro Circuits Corp.*....     113,400     11,198,249
    Atmel Corp.*.....................     344,500     12,703,437
    Conexant Systems, Inc.*..........     209,700     10,196,663
    E-Tek Dynamics, Inc.*............      25,800      6,806,363
    Globespan, Inc.*.................      70,600      8,618,716
    Integrated Device Technology,
      Inc.*..........................     122,000      7,304,750
    National Semiconductor Corp.*....      91,100      5,169,925
    QLogic Corp.*....................     104,500      6,903,531
    Vitesse Semiconductor Corp.*.....      88,200      6,488,213
                                                    ------------
                                                      81,149,316
                                                    ------------
TELECOMMUNICATIONS -- 9.2%
    Amdocs Ltd.*.....................     128,500      9,862,375
    American Tower Corp. Cl-A*.......     140,800      5,869,600
    Efficient Networks, Inc.*........     106,200      7,812,338
    Exfo Electro-Optical Engineering,
      Inc.*..........................         700         30,713
    Intermedia Communications,
      Inc.*..........................     182,100      5,417,475
    McLeodUSA, Inc. Cl-A*............     161,900      3,349,306
    Next Level Communications,
      Inc.*..........................      28,000      2,401,000
    NTL, Inc.*.......................      95,250      5,703,094
    Univision Communications,
      Inc.*..........................     162,200     16,787,699
    Voicestream Wireless Corp.*......      53,800      6,256,772
    WinStar Communications, Inc.*....     213,000      7,215,375
                                                    ------------
                                                      70,705,747
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
UTILITIES -- 2.0%
    Calpine Corp.*...................     230,600   $ 15,161,950
                                                    ------------
TOTAL COMMON STOCK
  (Cost $586,382,933)................                701,289,278
                                                    ------------
                                          PAR
                                         (000)
                                         -----
COMMERCIAL PAPER -- 6.5%
    American Express Credit Corp.
      6.72%, 07/06/00................  $   25,000     24,976,667
    Ford Motor Credit Corp.
      6.77%, 07/05/00................      25,000     24,981,194
                                                    ------------
    (Cost $49,957,861)...............                 49,957,861
                                                    ------------
                                         SHARES
                                         ------
SHORT-TERM INVESTMENTS -- 1.6%
    Temporary Investment Cash
      Fund ..........................   5,990,503      5,990,503
    Temporary Investment Fund .......   5,990,502      5,990,502
                                                    ------------
    (Cost $11,981,005)...............                 11,981,005
                                                    ------------
TOTAL INVESTMENTS -- 99.7%
  (Cost $648,321,799)................                763,228,144
OTHER ASSETS LESS
  LIABILITIES -- 0.3%................                  2,218,398
                                                    ------------
NET ASSETS -- 100.0%.................               $765,446,542
                                                    ============

- ------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST FOUNDERS PASSPORT PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
FOREIGN STOCK -- 90.7%
AUSTRALIA -- 1.1%
    Aristocrat Leisure Ltd. ........     292,161   $    991,120
    ERG Ltd.........................     211,085      1,643,813
    Sausage Software Ltd.*..........      36,925         56,047
    Solutions Ltd.*.................     219,000      1,212,357
                                                   ------------
                                                      3,903,337
                                                   ------------
AUSTRIA -- 0.1%
    DO & CO Restaurants & Catering..       4,869        191,315
                                                   ------------
BELGIUM -- 0.6%
    Custom Silicon Configuration
      Services*.....................       7,000        108,301
    G.B.I. Group SA.................      11,800        435,374
    Ubizen*.........................      44,000      1,560,583
                                                   ------------
                                                      2,104,258
                                                   ------------
CANADA -- 5.6%
    Agrium, Inc.*...................     232,550      1,993,281
    Canadian Hunter Exploration
      Ltd.*.........................     118,725      2,520,063
    Crestar Energy, Inc.*...........      72,700      1,106,444
    Ensign Resource Service Group,
      Inc. .........................      55,125      1,815,586
    Genesis Exploration Ltd.*.......     140,750      1,044,936
    GT Group Telecom, Inc. Cl-B*....      34,425        542,512
    Hermosol, Inc.*.................      95,625        939,038
    NHC Communications, Inc.++*.....      45,143        351,901
    Precision Drilling Corp.*.......      80,450      3,105,779
    Rio Alto Exploration Ltd.*......      88,850      1,625,082
    Sierra Wireless, Inc.*..........      26,225      1,415,970
    WestJet Airlines Ltd.*..........     171,375      2,602,427
                                                   ------------
                                                     19,063,019
                                                   ------------
CHINA -- 2.4%
    Beijing Yanhua Petrochemical Co.
      Ltd...........................   8,946,000      1,044,365
    China Shipping Development Co.
      Ltd.*.........................   9,108,000      1,659,180
    China Southern Airlines Co.
      Ltd.*.........................   4,106,000        979,747
    Shanghai Petrochemical Co.
      Ltd...........................  19,596,000      2,664,745
    Yanzhou Coal Mining Co. Ltd.....   9,034,000      1,865,899
                                                   ------------
                                                      8,213,936
                                                   ------------
DENMARK -- 0.2%
    DSV, de Sammensluttede Vognmaend
      AS Cl-B*......................      29,675        667,312
                                                   ------------
FINLAND -- 2.4%
    Aldata Solutions Oyj*...........      87,950        598,586
    Alma Media Corp.................      15,725        538,889
    Comptel Oyj 144A................      44,025        890,460
    F-Secure Oyj 144A*..............      91,425      1,061,308
    Hartwall Oyj....................      52,425      1,055,335
    JOT Automation Group Oyj........     243,950      1,634,596
    Menire Oyj*.....................      23,100        110,717
    Tecnomen Oyj*...................      53,625        462,639
    Teleste Oyj.....................      75,900      1,855,300
                                                   ------------
                                                      8,207,830
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
FRANCE -- 8.3%
    A Novo..........................       7,427   $  1,836,816
    Carbone Lorraine SA.............      19,250        763,947
    Cerep SA........................      37,460      2,585,430
    Christian Dalloz................       6,572        439,729
    Elior 144A*.....................     118,725      1,505,686
    Faurecia........................      29,193      1,157,142
    Neopost SA*.....................      41,553      1,352,305
    Net2S*..........................      37,925        763,444
    Netgem SA*......................      50,350      1,926,254
    Penauille Polyservices..........       3,909      1,886,677
    Pierre & Vacances...............      21,605      1,294,395
    Pinguely-Haulotte...............     157,655      3,294,555
    Remy Cointreau SA*..............      40,125      1,309,678
    Riber SA*.......................      95,838      1,975,189
    Silicon-On-Insulator
      Technologies..................       6,075      1,426,740
    Societe Manutan.................       1,698        148,526
    Sommer Allibert SA..............      30,175        940,076
    SR Teleperformance..............      21,296        814,523
    Vallourec SA....................      13,175        555,694
    Wavecom SA......................       8,850      1,077,406
    Zodiac SA.......................       5,759      1,176,421
                                                   ------------
                                                     28,230,633
                                                   ------------
GERMANY -- 9.6%
    ACG AG*.........................       3,950        825,441
    Adcon Telemetry AG..............      71,203      1,160,325
    Amatech Holdings AG*............      24,511        834,107
    Articon Information Systems
      AG*...........................      33,047      2,255,508
    Austria Technologies &
      Systemtechnik AG..............       5,775        437,332
    Balda AG*.......................      25,075        960,263
    Comroad AG*.....................      10,293      1,598,414
    COR Insurance Technologies AG*..     121,050      2,065,462
    Dis Deutscher Industrie Service
      AG............................       8,625      1,030,998
    GPC Biotech AG 144A*............      32,475      1,696,595
    Grenke Leasing AG*..............      46,650      1,471,228
    Hugo Boss AG....................      10,871      1,896,589
    Kontron Embedded Computers AG*..      16,675      1,502,540
    Medigene AG*....................       4,200        235,525
    Ruecker AG*.....................      69,450      1,098,471
    SAI Automotive AG...............      29,750        262,366
    SZ Testsysteme AG*..............      76,525      1,855,907
    Tecis Holding AG................      11,218      1,043,085
    Thiel Logistik AG 144A*.........      44,850      4,256,280
    U.C.A. Unternehmer Consulting...      11,500        584,260
    Valor Computerized Systems AG
      144A*.........................      88,200        811,656
    Wedeco AG Water Technology*.....      53,500      2,025,738
    Zapf Creation AG................      46,500      2,852,762
                                                   ------------
                                                     32,760,852
                                                   ------------
GREECE -- 1.8%
    Folli-Follie SA.................       6,120        135,316
    M-Systems Flash Disk Pioneers
      Ltd.*.........................      26,225      2,042,272

AST FOUNDERS PASSPORT PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    M.J. Maillis SA.................      80,380   $  1,010,987
    Metrolife SA*...................       7,710         72,620
    Techem AG 144A*.................     118,805      2,847,129
                                                   ------------
                                                      6,108,324
                                                   ------------
HONG KONG -- 5.8%
    Angang New Steel Co. Ltd. ......  22,798,000      2,310,500
    Beijing Datang Power Generation
      Co. Ltd. 144A.................   5,376,000      1,206,923
    Brilliance China Automotive
      Holdings Ltd. [ADR]*..........      28,970        503,354
    China Eastern Airlines Corp.
      Ltd.*.........................  19,972,000      2,536,524
    China Everbright Ltd. ..........     442,000        345,887
    China Pharmaceutical Enterprise
      & Investment Corp. Ltd. ......   8,492,000      1,034,941
    China Resources Beijing Land
      Ltd. .........................   8,158,000      1,088,427
    Cosco Pacific Ltd. .............   3,314,000      2,614,627
    Giordano International Ltd. ....     796,000      1,210,079
    HKCB Bank Holding Co. Ltd. .....   1,580,000        456,060
    Huaneng Power International,
      Inc. .........................   5,562,000      1,819,506
    Quality Healthcare Asia Ltd.*...   1,292,000        381,217
    Shandong International Power
      Development Co. Ltd. .........   3,204,000        472,686
    Shenzhen International Holdings
      Ltd.*.........................  18,707,500      1,343,959
    Vtech Holdings Ltd. ............      86,000        325,464
    Yuxing Infotech Holdings
      Ltd.*.........................     322,000        176,593
    Zhejiang Expressway Co. Ltd. ...  10,426,000      1,778,900
                                                   ------------
                                                     19,605,647
                                                   ------------
INDIA -- 0.0%
    Silverline Technologies Ltd.
      [ADR]*........................       4,050         87,581
                                                   ------------
IRELAND -- 1.0%
    ITG Group PLC 144A*.............     165,329      1,738,554
    Trinity Biotech PLC [ADR]*......     180,300        529,631
    Trintech Group PLC [ADR]*.......      49,300        971,364
                                                   ------------
                                                      3,239,549
                                                   ------------
ISRAEL -- 2.8%
    BATM Advanced Communications
      Ltd. .........................      38,250      3,339,745
    BreezeCom Ltd.*.................      93,700      4,075,951
    RT-SET Ltd. 144A*...............      89,925      1,413,698
    TTI Team Telecom International
      Ltd.*.........................      15,700        565,200
                                                   ------------
                                                      9,394,594
                                                   ------------
ITALY -- 1.0%
    Buzzi Unicem SPA................      62,250        566,289
    ERG SPA.........................     409,885      1,233,741
    Ericsson SPA....................      24,600      1,440,817
                                                   ------------
                                                      3,240,847
                                                   ------------
JAPAN -- 10.0%
    Aderans Co. Ltd. ...............      33,500      1,554,656
    Aica Koygo Co. Ltd. ............      13,000        103,458

                                        SHARES        VALUE
                                        ------        -----
    Amada Co........................     274,000   $  2,330,780
    Central Glass Co. Ltd. .........     262,000      1,394,177
    Fuji Oil Co. Ltd. ..............     135,000      1,205,796
    Hisamitsu Pharmaceutical Co.,
      Inc.*.........................      44,000        678,289
    Hunet, Inc. ....................     292,000      2,246,546
    Ichiyoshi Securities Co.
      Ltd. .........................      47,000        395,807
    Idec Izumi Corp. ...............     130,500      1,843,995
    Joint Corp. ....................      29,500      1,006,555
    Katokichi Co. Ltd. .............      55,000      1,395,774
    Kinseki Ltd. ...................     130,000      2,205,545
    Koa Corp. ......................      45,000      1,399,318
    Micronics Japan Co. Ltd. .......      27,000        632,883
    Moritex Corp. ..................      15,000      1,368,128
    Nippon Thompson Co. Ltd. .......     247,000      3,758,642
    Ryoyo Electro Corp. ............     102,000      2,043,827
    Shimachu Co. Ltd. ..............     133,600      2,841,169
    Sumisho Lease Co. Ltd. .........       7,000        105,197
    Toko, Inc. .....................      93,000        704,083
    Toky Individualized Educational
      Institute, Inc. ..............      12,000        657,836
    Toshiba Tungaloy Co. Ltd. ......     288,000      2,027,948
    Tsubaki Nakashima Co. Ltd. .....     137,000      2,020,009
    Xebio Co. Ltd. .................       7,500        176,510
                                                   ------------
                                                     34,096,928
                                                   ------------
KOREA -- 1.1%
    Daum Communications Corp.*......      11,825      1,124,182
    Mirae Co. ......................     145,100        591,468
    Samsung Heavy Industry Co.
      Ltd.*.........................     299,040      1,397,323
    Shin Sung ENG...................     102,400        551,037
                                                   ------------
                                                      3,664,010
                                                   ------------
NETHERLANDS -- 3.2%
    AOT NV*.........................     149,225        858,273
    ASM International NV............      36,200        959,300
    BE Semiconductor Industries
      NV*...........................      73,050      1,144,907
    Beter Bed Holding NV............      28,750        865,366
    IFCO Systems NV*................      49,125      1,299,703
    IHC Caland NV...................      41,325      2,020,298
    PinkRoccade NV*.................      14,700        767,974
    Unique International NV.........      28,675        689,937
    Van der Moolen Holdings NV......      43,075      2,427,924
                                                   ------------
                                                     11,033,682
                                                   ------------
NEW ZEALAND -- 0.1%
    Advantage Group Ltd.*...........     137,042        178,701
                                                   ------------
NORWAY -- 3.7%
    Bergesen d.y. ASA Cl-A..........     109,600      2,256,764
    C.Rel ASA 144A*.................     392,800        505,507
    Frontline Ltd. 144A*............     117,525      1,443,718
    ProSafe ASA*....................     118,550      1,761,441
    Smedvig ASA Cl-B................     187,125      3,064,946
    TGS Nopec Geophysical Co. ASA*..     270,125      3,586,936
                                                   ------------
                                                     12,619,312
                                                   ------------

AST FOUNDERS PASSPORT PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
SPAIN -- 0.4%
    Abengoa SA......................      10,766   $    290,513
    Cortefiel SA....................      33,620        732,215
    Prosegur Cia de Seguridad SA....      42,625        500,533
                                                   ------------
                                                      1,523,261
                                                   ------------
SWEDEN -- 2.1%
    Biacaore International AB*......      36,575      1,567,967
    Glocalnet AB*...................      23,310         33,487
    Karo Bio AB*....................      50,675      1,895,102
    Kipling Holding AB*.............       1,075         15,198
    Perbio Science AB*..............     202,600      1,593,871
    Sifo Group AB Cl-B..............      80,485      1,128,716
    SwitchCore AB*..................      79,535        834,278
                                                   ------------
                                                      7,068,619
                                                   ------------
SWITZERLAND -- 7.9%
    Card-Guard Scientific Survival
      Ltd.*.........................      44,475      2,119,720
    ESEC Holdings AG................       1,160      2,867,773
    Kudelski SA*....................         137      1,728,855
    Logitech International SA*......       4,600      3,284,360
    Oridion Systems Ltd.*...........      18,529        491,123
    Rieter Holdings AG..............      10,450      3,534,596
    Sarna Kunststoff Holding AG.....       1,750      2,152,429
    Saurer AG Reg...................       6,250      3,912,809
    Straumann AG....................       1,434      2,160,608
    Swisslog Holding AG.............       2,100      1,033,166
    Swisslog Holding AG Rights*.....       2,100              0
    Tecan AG........................       1,300      1,247,978
    Think Tools AG*.................       4,002      2,325,785
                                                   ------------
                                                     26,859,202
                                                   ------------
UNITED KINGDOM -- 19.5%
    Abacus Polar PLC................      27,325        191,323
    Actinic PLC 144A*...............     679,225      1,007,706
    Advanced Power Components PLC...      56,275        345,036
    AIT Group PLC...................      85,775      1,603,696
    Alphameric PLC*.................     114,675        587,654
    Anite Group PLC.................     553,600      1,319,991
    Arena Leisure PLC*..............     312,525        891,847
    Axis-Shield PLC*................      83,900        895,458
    Berisford PLC...................     450,875      2,214,956
    Cedar Group PLC.................      72,600        730,891
    Chloride Group PLC..............   1,155,620      3,341,510
    Debenhams PLC...................     741,600      2,430,647
    Dialog Semiconductor PLC........      27,250      1,436,685
    Easynet Group PLC*..............      79,270      1,209,061
    Eyretel PLC*....................   1,227,575      3,809,747
    Fibernet Group PLC*.............      28,225        793,701

                                        SHARES        VALUE
                                        ------        -----
    Future Integrated Telephony
      PLC*..........................      31,894   $    112,260
    GEO Interactive Media Group
      PLC*..........................      83,400      1,590,856
    HIT Entertainment PLC 144A......     575,500      3,789,910
    Imagination Tech Group PLC*.....     468,775      2,040,312
    Incepta Group PLC...............     693,650      1,396,646
    Intermediate Capital Group
      PLC...........................     234,375      2,478,403
    International Quantum Epitaxy
      PLC*..........................      23,525      1,929,050
    ITE Group PLC...................     255,675        282,557
    Lex Service PLC.................     123,525        621,786
    Man (E D & F) Group PLC.........     468,750      3,739,781
    Mayflower Corp. PLC.............     464,025      1,001,038
    Menmore Abbey PLC...............     201,800        621,699
    Mitie Group PLC.................     159,325        876,764
    Nestor Healthcare Group PLC.....     269,475      1,947,987
    NSB Retail Systems PLC..........      18,325         71,436
    Orchestream Holdings PLC*.......     660,800      3,161,196
    Oxford Asymmetry International
      PLC*..........................     211,875      1,578,117
    Oxford GlycoSciences PLC*.......      76,336      2,166,831
    Pace Micro Technology PLC.......     111,200      1,607,691
    Parthus Technologies PLC*.......     902,625      2,548,476
    QXL Ltd.*.......................   1,019,700      1,520,558
    Redstone Telecom PLC*...........     268,700      1,057,634
    Redstone Telecom PLC Rights*....      40,936         37,184
    Robotic Tech Systems PLC*.......     135,500      1,388,744
    Scipher PLC*....................      80,150        615,792
    Shaftesbury PLC.................     208,125        805,025
    Staffware PLC...................      22,350        697,856
    Superscape VR PLC*..............     309,975        950,268
    Ted Baker PLC...................     169,000      1,350,874
    Telemetrix PLC..................     310,225      1,561,575
    Xenova Group PLC*...............     286,125        340,032
                                                   ------------
                                                     66,698,247
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $301,321,794)...............                308,760,996
                                                   ------------
U.S. STOCK -- 1.6%
COMPUTER SERVICES & SOFTWARE -- 0.5%
    Comtouch Software*..............      47,450      1,542,125
                                                   ------------
INTERNET SERVICES -- 0.9%
    RADVision Ltd.*.................     113,350      3,166,715
                                                   ------------
OIL & GAS - 0.1%
    Gulf Indonesia Resources
      Ltd.*.........................      36,500        292,000
                                                   ------------

AST FOUNDERS PASSPORT PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
TELECOMMUNICATIONS -- 0.1%
    Exfo Electro-Optical
      Engineering, Inc.*............       7,875   $    345,516
                                                   ------------
TOTAL U.S. STOCK
  (Cost $5,461,655).................                  5,346,356
                                                   ------------
                                         PAR
                                        (000)
                                      ----------
COMMERCIAL PAPER -- 7.2%
    Ciesco L.P.
      6.95%, 07/03/00...............  $   17,245     17,238,341
    Morgan Stanley Dean Witter & Co.
      6.85%, 07/03/00...............       7,177      7,172,448
                                                   ------------
    (Cost $24,410,789)..............                 24,410,789
                                                   ------------
TOTAL INVESTMENTS -- 99.5%
  (Cost $331,194,238)...............                338,518,141
OTHER ASSETS LESS
  LIABILITIES -- 0.5%...............                  1,645,117
                                                   ------------
NET ASSETS -- 100.0%................               $340,163,258
                                                   ============

Foreign currency exchange contracts outstanding at June 30, 2000:

                                             IN                        UNREALIZED
SETTLEMENT                 CONTRACTS      EXCHANGE      CONTRACTS    APPRECIATION/
  MONTH      TYPE         TO RECEIVE         FOR        AT VALUE     (DEPRECIATION)
- -----------------------------------------------------------------------------------
07/00        Buy    AUD     2,113,424    $ 1,271,885   $ 1,268,943      $ (2,942)
07/00        Buy    CAD       268,000        181,025       180,877          (148)
07/00        Buy    CHF     2,665,672      1,637,757     1,639,334         1,577
07/00        Buy    EUR     1,995,024      1,892,758     1,912,408        19,650
07/00        Buy    GBP     2,570,395      3,889,205     3,891,296         2,091
07/00        Buy    HKD     8,825,026      1,132,142     1,132,135            (7)
07/00        Buy    JPY   172,786,566      1,634,717     1,633,120        (1,597)
07/00        Buy    KOR  2,560,241,882     2,296,636     2,296,205          (431)
                                         -----------   -----------      --------
                                         $13,936,125   $13,954,318      $ 18,193
                                         ===========   ===========      ========

                                             IN                        UNREALIZED
SETTLEMENT                 CONTRACTS      EXCHANGE      CONTRACTS    APPRECIATION/
  MONTH      TYPE         TO DELIVER         FOR        AT VALUE     (DEPRECIATION)
- -----------------------------------------------------------------------------------
07/00        Sell   CAD        701,671   $   473,011   $   473,568      $   (557)
07/00        Sell   DKK      1,165,242       148,823       149,733          (910)
07/00        Sell   EUR      5,854,622     5,588,446     5,612,176       (23,730)
07/00        Sell   GBP      1,182,728     1,787,717     1,790,521        (2,804)
07/00        Sell   GRD    255,092,670       720,796       725,894        (5,098)
07/00        Sell   HKD        691,794        88,748        88,748            --
07/00        Sell   JPY    136,937,330     1,297,836     1,294,285         3,551
07/00        Sell   MYR        505,040       132,905       132,908            (3)
07/00        Sell   NOK         10,967         1,269         1,283           (14)
07/00        Sell   NZD        299,372       140,663       140,931          (268)
07/00        Sell   SEK      8,458,222       958,748       964,370        (5,622)
                                         -----------   -----------      --------
                                         $11,338,962   $11,374,417      $(35,455)
                                         ===========   ===========      ========

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of June 30, 2000. Percentages are based on net assets.

INDUSTRY
- --------
Advertising.........................................   0.6%
Airlines............................................   1.8%
Automobile Manufacturers............................   0.1%
Automotive Parts....................................   1.0%
Beverages...........................................   0.7%
Broadcasting........................................   2.4%
Building Materials..................................   1.6%
Business Services...................................   7.3%
Chemicals...........................................   2.2%
Clothing & Apparel..................................   1.0%
Computer Hardware...................................   6.6%
Computer Services & Software........................   7.1%
Construction........................................   0.7%
Consumer Products & Services........................   1.1%
Containers & Packaging..............................   0.7%
Electronic Components & Equipment...................   9.9%
Entertainment & Leisure.............................   1.8%
Environmental Services..............................   0.6%
Financial -- Bank & Trust...........................   0.1%
Financial Services..................................   4.0%
Food................................................   1.3%
Healthcare Services.................................   2.1%
Machinery & Equipment...............................   7.1%
Metals & Mining.....................................   1.4%
Oil & Gas...........................................   6.1%
Pharmaceuticals.....................................   3.9%
Real Estate.........................................   1.2%
Retail & Merchandising..............................   3.6%
Semiconductors......................................   4.8%
Telecommunications..................................   6.0%
Transportation......................................   1.9%
                                                      -----
Total...............................................  90.7%
                                                      =====

- ------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

++ Illiquid security. At the end of the period, this security amounted to 0.1% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 7.1% of net assets.

See Notes to Financial Statements.

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 90.0%
BUILDING & REAL ESTATE -- 4.1%
    Camden Property Trust............     48,100   $  1,412,937
    Kilroy Realty Corp...............     32,000        830,000
    Post Properties, Inc. [REIT].....     25,800      1,135,200
    Security Capital U.S. Realty
      [ADR]*.........................     27,200        488,750
    Weeks Corp.......................     46,330      1,036,634
                                                   ------------
                                                      4,903,521
                                                   ------------
BUILDING MATERIALS -- 0.9%
    Johns Manville Corp..............     25,300        333,644
    Southdown, Inc...................     12,700        733,425
                                                   ------------
                                                      1,067,069
                                                   ------------
CHEMICALS -- 4.5%
    Bush Boake Allen, Inc.*..........     22,600        988,750
    FMC Corp.*.......................     11,700        678,600
    Hercules, Inc....................     73,900      1,039,219
    Millennium Chemicals, Inc........     47,600        877,625
    Octel Corp.*.....................     68,875        538,086
    Olin Corp........................     34,200        564,300
    Union Carbide Corp...............     13,000        643,500
                                                   ------------
                                                      5,330,080
                                                   ------------
CONTAINERS & PACKAGING -- 0.9%
    Longview Fibre Co................     30,000        331,875
    Smurfit-Stone Container Corp.*...     59,200        762,200
                                                   ------------
                                                      1,094,075
                                                   ------------
DIVERSIFIED RESOURCES -- 1.3%
    IMC Global, Inc..................    117,000      1,521,000
                                                   ------------
ENERGY SERVICES -- 3.3%
    CMS Energy Corp..................     17,400        384,975
    Coflexip SA [ADR]................     25,700      1,554,850
    Layne Christensen Co.*...........     44,500        200,250
    Niagara Mohawk Holdings, Inc.*...    124,700      1,738,006
                                                   ------------
                                                      3,878,081
                                                   ------------
ENVIRONMENTAL SERVICES -- 0.6%
    Waste Management, Inc............     36,400        691,600
                                                   ------------
FARMING & AGRICULTURE -- 1.3%
    Delta & Pine Land Co.............     60,900      1,526,306
                                                   ------------
HOTELS & MOTELS -- 0.5%
    Hilton Hotels Corp...............     68,400        641,250
                                                   ------------
INTEGRATED PETROLEUM -- 17.0%
    Amerada Hess Corp................     46,000      2,840,500
    Chevron Corp.....................     20,052      1,700,660
    Norsk Hydro AS [ADR].............     39,600      1,665,675
    Royal Dutch Petroleum Co.........     71,800      4,420,188
    Texaco, Inc......................    111,600      5,942,699
    USX-Marathon Group, Inc..........    147,400      3,694,213
                                                   ------------
                                                     20,263,935
                                                   ------------
LUMBER & WOOD PRODUCTS -- 1.4%
  Georgia-Pacific Corp. (Timber
    Group)...........................     75,700      1,637,013
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
MACHINERY & EQUIPMENT -- 4.0%
  Baker Hughes, Inc..................    132,200   $  4,230,400
  Carbo Ceramics, Inc................     15,200        533,900
                                                   ------------
                                                      4,764,300
                                                   ------------
METALS & MINING -- 8.9%
  Aber Resources Ltd.*...............    128,400        802,500
  Alcoa, Inc.........................     51,684      1,498,836
  Allegheny Technologies, Inc........     74,800      1,346,400
  Arch Coal, Inc.....................    123,000        945,563
  Cleveland-Cliffs, Inc..............     55,600      1,435,175
  Harmony Gold Mining Co. Ltd........     75,000        417,188
  Inco Ltd.*.........................     44,600        685,725
  Inco Ltd. Cl-VBN*..................    202,800        887,250
  Lihir Gold Ltd. [ADR]*.............     45,000        365,625
  Placer Dome, Inc...................    158,000      1,510,874
  USX-U.S. Steel Group, Inc..........     40,000        742,500
                                                   ------------
                                                     10,637,636
                                                   ------------
NON-FERROUS METALS -- 1.3%
  Phelps Dodge Corp..................     43,250      1,608,359
                                                   ------------
OIL & GAS -- 24.4%
  Anadarko Petroleum Corp............      4,300        212,044
  BJ Services Co.*...................     26,000      1,625,000
  BP Amoco PLC [ADR].................     30,440      1,721,763
  Burlington Resources, Inc..........     51,900      1,985,175
  Cabot Oil & Gas Corp...............     42,600        902,588
  Devon Energy Corp..................     10,535        591,935
  Diamond Offshore Drilling, Inc.....     40,800      1,433,100
  Exxon Mobil Corp...................     47,909      3,763,850
  Helmerich & Payne, Inc.............     58,000      2,058,999
  Key Energy Services, Inc.*.........     56,100        539,963
  Mitchell Energy & Development Corp.
    Cl-A.............................     31,900      1,024,788
  Murphy Oil Corp....................     11,600        689,475
  Nicor, Inc.........................     17,500        570,938
  Questar Corp.......................     34,600        670,375
  Santa Fe Energy Resources, Inc.*...     61,600        700,700
  Schlumberger Ltd...................     14,388      1,073,705
  Seacor Smit, Inc.*.................     64,050      2,477,933
  Tidewater, Inc.....................     53,100      1,911,600
  Total SA [ADR].....................     23,874      1,838,298
  Union Pacific Resources Group,
    Inc..............................     41,100        904,200
  Unocal Corp........................     44,200      1,464,125
  Vastar Resources, Inc..............     12,700      1,043,781
                                                   ------------
                                                     29,204,335
                                                   ------------
PAPER & FOREST PRODUCTS -- 6.0%
  Abitibi-Consolidated, Inc..........     72,200        676,875
  Fort James Corp....................     70,900      1,639,562
  International Paper Co.............     24,400        727,425
  Jefferson Smurfit Group [ADR]......     41,600        733,200
  Kimberly-Clark Corp................      7,700        441,788
  Packaging Corp. of America*........     67,800        686,475
  Wausau-Mosinee Paper Corp..........    117,400      1,005,238
  Weyerhaeuser Co....................     28,300      1,216,900
                                                   ------------
                                                      7,127,463
                                                   ------------

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
PETROLEUM EXPLORATION & PRODUCTION -- 3.6%
  Barrett Resources Corp.*...........     11,300   $    343,944
  Companie Generale de Geophysique SA
    [ADR]*...........................     60,800        828,400
  Forcenergy, Inc.*..................     63,500      1,277,938
  Ocean Energy, Inc.*................    128,480      1,822,809
                                                   ------------
                                                      4,273,091
                                                   ------------
PRECIOUS METALS -- 4.4%
  Battle Mountain Gold Co.*..........    475,400      1,039,938
  Newmont Mining Corp................    192,024      4,152,519
                                                   ------------
                                                      5,192,457
                                                   ------------
TRANSPORTATION -- 0.8%
  Norfolk Southern Corp..............     64,400        957,950
                                                   ------------
UTILITIES -- 0.8%
  Unisource Energy Corp..............     61,900        928,500
                                                   ------------
TOTAL COMMON STOCK
  (Cost $105,417,144)................               107,248,021
                                                   ------------
FOREIGN STOCK -- 4.7%
METALS & MINING -- 3.4%
  Lihir Gold Ltd. -- (AUD)*..........  6,530,500      2,587,890
  Lonrho Africa PLC -- (GBP).........    203,159         58,436
  Rio Tinto PLC -- (GBP)*............     39,500        645,825
  WMC Ltd. -- (AUD)..................    180,000        807,649
                                                   ------------
                                                      4,099,800
                                                   ------------
NON-FERROUS METALS -- 0.1%
  Bougainville Copper
    Ltd. -- (AUD)*...................  1,321,892        123,022
                                                   ------------
PETROLEUM EXPLORATION & PRODUCTION -- 1.1%
  Compagnie Generale de Geophysique
    SA -- (FRF)*.....................     19,100      1,307,266
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
PRECIOUS METALS -- 0.1%
  Goldfields Ltd. -- (AUD)...........    131,062   $    107,966
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $6,035,860)..................                 5,638,054
                                                   ------------
PREFERRED STOCK -- 2.2%
BUILDING & REAL ESTATE -- 1.1%
  Rouse Co. $3.00 Cl-B...............     34,100      1,219,075
                                                   ------------
METALS & MINING -- 0.5%
  Kinam Gold, Inc. $3.75 Cl-B........     28,500        641,250
                                                   ------------
PRECIOUS METALS -- 0.6%
  Battle Mountain Gold $3.25.........     25,900        764,050
                                                   ------------
TOTAL PREFERRED STOCK
  (Cost $3,234,868)..................                 2,624,375
                                                   ------------
                                          PAR
                                         (000)
                                         -----
CORPORATE OBLIGATIONS -- 0.5%
METALS & MINING
    Teck Corp.
      3.75%, 07/15/06
    (Cost $574,480)..................  $     750        570,000
                                                   ------------
TOTAL INVESTMENTS -- 97.4%
  (Cost $115,262,352)................               116,080,450
OTHER ASSETS LESS
  LIABILITIES -- 2.6%................                 3,077,510
                                                   ------------
NET ASSETS -- 100.0%.................              $119,157,960
                                                   ============

- ------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
- ------------------------------------------------------------------------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----
CORPORATE OBLIGATIONS -- 56.3%
AEROSPACE -- 3.8%
    Lockheed Martin Corp.
      6.85%, 05/15/01................  $  15,000   $ 14,934,435
                                                   ------------
BUILDING MATERIALS -- 0.8%
    Cemex SA 144A
      8.50%, 08/31/00................      3,000      3,005,400
                                                   ------------
BUSINESS SERVICES -- 2.5%
    Cox Enterprises 144A
      6.625%, 06/14/02...............     10,000      9,815,750
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.1%
    Arizona Public Service [FRN]
      6.816%, 11/15/01...............      8,000      7,996,408
                                                   ------------
ENTERTAINMENT & LEISURE -- 0.3%
    Time Warner, Inc. 144A
      6.10%, 12/30/01................      1,250      1,227,726
                                                   ------------
FINANCIAL -- BANK & TRUST -- 2.7%
    Bank of America Corp.
      8.625%, 11/15/03...............      1,000      1,034,223
    Beneficial Corp. Cl-H [FRN]
      6.28%, 01/09/02................      5,000      5,003,855
    First Union Corp. [FRN]
      6.165%, 07/22/03...............      4,550      4,544,349
                                                   ------------
                                                     10,582,427
                                                   ------------
FINANCIAL SERVICES -- 21.7%
    Bear Stearns Co.
      6.596%, 03/28/03...............        700        699,282
    Chrysler Financial Corp. [FRN]
      6.69%, 01/30/02................      4,000      3,999,836
    General Motors Acceptance Corp.
      [FRN]
      6.13%, 02/01/02................        500        499,906
    Golden State Holdings Corp.
      7.00%, 08/01/03................      4,000      3,711,600
    Goldman Sachs Group 144A
      7.125%, 03/01/03...............      4,000      3,711,600
    Household Finance Corp.
      7.625%, 12/27/00...............     15,000     14,980,349
      6.302%, 05/24/02 [VR]..........     30,000     30,009,689
    Lehman Brothers Holdings, Inc.
      6.375%, 05/07/02 [FRN].........      1,200      1,175,142
      6.84%, 07/15/02................        500        502,149
      7.00%, 05/15/03................      2,500      2,441,783
    Merrill Lynch & Co., Inc. [FRN]
      6.40%, 05/30/03................      5,000      5,006,500
    Nacional Financiera [FRN] 144A
      8.693%, 12/01/00...............      4,875      4,850,625
    New England Educational Loan
      Marketing Assoc. Cl-B [FRN]
      144A
      6.29%, 09/11/00................      5,000      5,000,465

                                          PAR
                                         (000)        VALUE
                                         -----        -----
    Salomon, Inc.
      7.50%, 02/01/03................  $   1,000   $  1,002,254
    Transamerica Financial Corp.
      7.25%, 08/15/02................     10,000      9,978,010
                                                   ------------
                                                     84,844,352
                                                   ------------
INDUSTRIAL PRODUCTS -- 1.2%
    Amerco
      7.20%, 04/01/02................      5,000      4,785,650
                                                   ------------
INSURANCE -- 2.8%
    Gold Eagle Capital [FRN] 144A
      11.453%, 08/16/00..............      3,000      3,000,300
    Marsh & McLennan Companies, Inc.
      6.625%, 06/15/04...............      8,000      7,759,464
                                                   ------------
                                                     10,759,764
                                                   ------------
OIL & GAS -- 1.0%
    Gulf Canada Resources Ltd.
      9.25%, 01/15/04................      3,000      3,030,000
    Occidental Petroleum Corp.
      6.40%, 04/01/03................      1,000        959,093
                                                   ------------
                                                      3,989,093
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.9%
    International Paper Co.
      7.597%, 07/08/02 [FRN] 144A....      2,000      1,999,526
      6.125%, 11/01/03...............      1,500      1,431,425
                                                   ------------
                                                      3,430,951
                                                   ------------
RETAIL & MERCHANDISING -- 0.8%
    Kmart Corp.
      8.00%, 12/13/01................      3,150      3,090,739
                                                   ------------
TELECOMMUNICATIONS -- 5.1%
    AT&T Capital Corp. Cl-F
      6.25%, 05/15/01................     10,000      9,919,300
    Deutsche Telekom International
      Finance
      7.75%, 06/15/05................      5,000      5,037,000
    TCI Communications, Inc. [FRN]
      6.855%, 09/11/00...............      5,000      5,005,450
                                                   ------------
                                                     19,961,750
                                                   ------------
UTILITIES -- 10.6%
    Alliant Energy Resources 144A
      7.25%, 02/15/30................         20         13,800
    Cleveland Electric Illuminating
      Co.
      7.625%, 08/01/02...............      2,100      2,081,856
    Connecticut Light & Power Co.
      7.875%, 06/01/01...............      2,000      2,004,856
    Connecticut Light & Power Co.
      Cl-C
      7.75%, 06/01/02................     10,000     10,040,310
    Detroit Edison Co.
      6.75%, 03/17/03................      5,000      4,889,515
    KN Energy, Inc.
      6.45%, 11/30/01................     10,000      9,824,500
    Nevada Power Co.
      6.20%, 04/15/04................      4,500      4,282,434

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
- ------------------------------------------------------------------------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----
    Texas Utilities Co.
      6.62%, 07/01/01................  $   3,411   $  3,408,091
    United Illuminating Co.
      6.25%, 12/15/02................      5,000      4,831,920
                                                   ------------
                                                     41,377,282
                                                   ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $222,365,398)................               219,801,727
                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 24.0%
    Federal Home Loan Mortgage Corp.
      8.50%, 01/01/25................      5,574      5,688,728
      8.75%, 10/01/01................        438        443,349
                                                   ------------
                                                      6,132,077
                                                   ------------
    Federal National Mortgage Assoc.
      6.225%, 03/01/17 [VR]..........      1,983      1,905,984
      6.50%, 05/18/23................      4,032      3,955,545
      6.664%, 05/01/25 [VR]..........        734        734,835
      7.185%, 01/01/25 [VR]..........        118        119,504
      7.50%, 01/25/22................      4,000      3,943,750
                                                   ------------
                                                     10,659,618
                                                   ------------
    Government National Mortgage
      Assoc.
      6.375%, 03/20/24-02/20/28
      [VR]...........................     12,577     12,580,367
      6.50%, 06/20/28-07/24/30.......     10,600      9,339,718
      6.75%, 07/20/17-07/20/24
        [VR].........................        768        765,334
      7.00%, 01/15/24-08/15/25
        [VR].........................      1,669      1,624,080
      7.125%, 11/20/26 [VR]..........      8,542      8,520,952
      7.50%, 07/24/30................      2,100      2,085,563
      8.00%, 07/24/30................     20,000     20,125,000
      8.50%, 07/24/30................     20,200     20,686,062
                                                   ------------
                                                     75,727,076
                                                   ------------
    Student Loan Marketing Assoc.
      [FRN]
      5.26%, 04/25/04................      1,276      1,275,470
                                                   ------------
    (Cost $95,364,027)...............                93,794,241
                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 23.8%
    Chase Credit Card Master Trust
      Series 1997-3 Cl-A
      6.777%, 05/15/07...............      5,739      5,700,107
    Chase Series 1999-S8 Cl-A1
      6.35%, 06/25/29................     13,000     12,740,325
    Countrywide Home Loans Series
      1999-3 C1-A2
      6.05%, 04/25/29................     11,700     10,948,158
    Delta Funding Home Equity Loan
      Trust Series 1998-1 Cl-A1A
      6.28%, 05/25/30................        883        867,390
    Duck Auto Grantor Trust 1999-A
      144A
      5.65%, 03/15/04................      2,013      1,978,869

                                          PAR
                                         (000)        VALUE
                                         -----        -----
    Federal Home Loan Mortgage Corp.
      Series 1371 Cl-PG
      5.80%, 08/15/19................  $   1,777   $  1,767,823
    Federal Home Loan Mortgage Corp.
      Series 1725 Cl-B
      7.00%, 10/15/20................      7,995      7,941,855
    Federal National Mortgage Assoc.
      Series 1996-39 Cl-H
      8.00%, 11/25/23................      1,757      1,776,805
    First Plus Home Loan Trust Series
      1998-5 Cl-A3 [VR]
      6.06%, 11/10/11................      3,025      3,018,806
    Government National Mortgage
      Assoc. Series 1997-1 Cl-A
      7.25%, 12/16/23................      3,290      3,269,148
    Green Tree Financial Corp. 1999-5
      Cl-A2
      6.77%, 04/01/31................     10,600     10,502,957
    Green Tree Financial Corp. 1999-5
      Cl-A3
      6.97%, 04/01/31................      6,000      5,936,490
    Green Tree Home Equity Loan Trust
      Series 1999-A Cl-A1
      5.59%, 02/15/13................        954        952,438
    Green Tree Home Equity Loan Trust
      Series 1999-C Cl-A4
      7.18%, 07/15/30................     10,700     10,361,452
    Green Tree Home Improvement Loan
      Trust Series 1998-D
      Cl-HIA2
      5.94%, 06/15/29................        481        481,013
    Merrill Lynch Mortgage Investors,
      Inc. Cl-B
      7.069%, 06/15/21...............        627        607,410
    PP&L Transition Bonds Series
      1999-1 Cl-A1
      6.08%, 03/25/03................      1,925      1,915,170
    Residential Accredit Loans, Inc.
      Series 1997-QS8 Cl-A9
      7.375%, 08/25/27...............      2,000      1,988,181
    Residential Funding Mortgage
      Securities II Series 1993-S20
      Cl-A8
      6.982%, 06/25/08...............      2,800      2,772,350
    Residential Funding Mortgage
      Securities II Series 1997-S6
      Cl-A5
      7.00%, 05/25/12................      2,687      2,576,188
    Residential Reinsurance [FRN]
      144A
      10.926%, 09/01/00..............      1,300      1,300,000
    The Money Store Residential Trust
      Series 1998-I Cl-A3
      6.215%, 02/15/11...............      1,755      1,749,271

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
- ------------------------------------------------------------------------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----
    Travelers Mortgage Securities
      Corp. Series 1984-1 Cl-Z2
      12.00%, 03/01/14...............  $   1,554   $  1,652,057
                                                   ------------
    (Cost $93,991,498)...............                92,804,263
                                                   ------------
U.S. TREASURY OBLIGATIONS -- 4.1%
    U.S. Treasury Inflationary Bonds
      3.625%, 07/15/02-01/15/08
    (Cost $15,909,030)...............     15,000     15,933,887
                                                   ------------
SOVEREIGN ISSUES -- 3.5%
ARGENTINA -- 1.0%
    Republic of Argentina [BRB, FRB]
      11.595%, 04/10/05..............      4,000      3,730,000
                                                   ------------
CANADA -- 0.3%
    Hydro-Quebec
      9.00%, 03/07/01................      1,000      1,009,000
                                                   ------------
KOREA -- 2.2%
    Korea Development Bank
      7.125%, 09/17/01...............      8,902      8,827,143
                                                   ------------
TOTAL SOVEREIGN ISSUES
  (Cost $13,891,945).................                13,566,143
                                                   ------------
BANK LOAN OBLIGATIONS -- 2.2%
    Alpha Wind Reinsurance [FRN]
      11.321%, 05/23/01..............      1,500      1,500,000
    AMFM Operating, Inc.++
      7.438%, 12/27/01...............      1,000        996,900
    Kansas City Southern Co.++
      8.605%, 01/15/07...............      1,500      1,504,219
    MGM Grand Corp.++
      8.059%, 07/06/00...............      3,000      2,927,399
    Starwood Hotel Trust II [FRN]++
      8.573%, 02/23/03...............      1,500      1,500,938
                                                   ------------
    (Cost $8,498,957)................                 8,429,456
                                                   ------------
                                       PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                         (000)
                                       ---------
FOREIGN BONDS -- 0.6%
NEW ZEALAND
    Inter-American Development Bank
      5.75%, 04/15/04
    (Cost $2,641,657)................      4,900      2,179,828
                                                   ------------
                                          PAR
                                         (000)        VALUE
                                         -----        -----
COMMERCIAL PAPER -- 1.2%
    Daimler-Chrysler
      6.63%, 09/21/00................  $     400   $    393,886
    Edison Midwest+
      6.78%, 07/19/00................        900        896,949
    General Electric Capital Corp.
      6.61%, 09/06/00................        100         98,751
    Norfolk Southern Corp.+
      6.83%, 08/28/00................        800        791,359
    Pearson, Inc.+
      6.87%, 08/24/00................        600        593,743
    Texas Utilities Co.+
      6.80%, 07/07/00................        900        898,980
    UBS Finance, Inc.
      6.92%, 07/05/00................        900        899,308
                                                   ------------
    (Cost $4,572,980)................                 4,572,976
                                                   ------------
                                        SHARES
                                        ------
SHORT-TERM INVESTMENTS -- 0.4%
    Temporary Investment Cash Fund...    748,250        748,250
    Temporary Investment Fund........    748,250        748,250
                                                   ------------
    (Cost $1,496,500)................                 1,496,500
                                                   ------------
TOTAL INVESTMENTS -- 116.1% (Cost
  $458,731,992)......................               452,579,021
                                                   ------------
                                        NUMBER
                                          OF
                                       CONTRACTS
                                       ---------
WRITTEN OPTIONS -- 0.0%
CALL OPTIONS
    March 2001 Euro Dollar Futures,
      Strike Price 93.25, Expires
      03/19/01.......................          9         (2,475)
    Swap between Fixed Rate and 3
      Month LIBOR-BBA, Strike Price
      7.00, Expires 09/15/00.........         84         (7,039)
    Swap between Fixed Rate and 3
      Month LIBOR-BBA, Strike Price
      7.00, Expires 09/22/00.........         78         (8,343)
    Swap between Fixed Rate and 3
      Month LIBOR-BBA, Strike Price
      7.00, Expires 09/28/00.........         70        (13,398)
                                                   ------------
TOTAL WRITTEN OPTIONS
  (Cost $(30,952))...................                   (31,255)
                                                   ------------
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (16.1%)..................               (62,826,907)
                                                   ------------
NET ASSETS -- 100.0%.................              $389,720,859
                                                   ============

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
- ------------------------------------------------------------------------------

Foreign currency exchange contracts outstanding at June 30, 2000:

                                                     IN
     SETTLEMENT                     CONTRACTS     EXCHANGE    CONTRACTS     UNREALIZED
        MONTH          TYPE         TO DELIVER      FOR        AT VALUE    APPRECIATION
- ---------------------------------------------------------------------------------------
07/00                  Sell   NZD   4,855,000    $2,325,885   $2,285,459     $40,426
                                                 ==========   ==========     =======

Credit default swap agreements outstanding at June 30, 2000:

                                             NOTIONAL
                                EXPIRATION    AMOUNT     UNREALIZED
         DESCRIPTION              MONTH       (000)     DEPRECIATION
- --------------------------------------------------------------------
Pay fixed rate equal to 6.15%
  and the Portfolio will
  receive from the
  counterparty at par in the
  event of default of the
  Republic of Argentina 9.25%
  due 02/23/01................    03/01      $   900      $ 47,978
Pay fixed rate equal to 5.70%
  and the Portfolio will
  receive from the
  counterparty at par in the
  event of default of the
  Republic of Argentina 9.25%
  due 02/23/01................    03/01        2,100        97,182
                                                          --------
                                                          $145,160
                                                          ========

- ------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the period, these securities amounted to 0.8% of net assets.

++ Illiquid security. At the end of the period, these securities amounted to 1.8% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 9.2% of net assets.

See Notes to Financial Statements.

AST ALLIANCE GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 99.2%
BROADCASTING -- 5.4%
    AMFM, Inc.*......................     83,800   $  5,782,200
    AT&T Corp. Liberty Media Group
      Cl-A*..........................    748,400     18,148,700
                                                   ------------
                                                     23,930,900
                                                   ------------
BUSINESS SERVICES -- 0.3%
    Foundry Networks, Inc.*..........     13,900      1,535,950
                                                   ------------
COMPUTER HARDWARE -- 4.8%
    Dell Computer Corp.*.............    196,200      9,675,113
    EMC Corp.*.......................    152,800     11,756,050
                                                   ------------
                                                     21,431,163
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 11.1%
    Cisco Systems, Inc.*.............    316,700     20,130,243
    Microsoft Corp.*.................    171,200     13,696,000
    Oracle Corp.*....................    135,400     11,382,063
    Sun Microsystems, Inc.*..........     30,700      2,791,781
    Veritas Software Corp.*..........     10,300      1,164,061
                                                   ------------
                                                     49,164,148
                                                   ------------
CONGLOMERATES -- 9.3%
    Corning, Inc. ...................     34,300      9,256,713
    Tyco International Ltd. .........    525,800     24,909,775
    United Technologies Corp. .......    117,600      6,923,700
                                                   ------------
                                                     41,090,188
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 1.1%
    Colgate-Palmolive Co. ...........     81,800      4,897,775
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.2%
    AT&T Wireless Group*.............    291,200      8,117,200
    Texas Instruments, Inc. .........     89,000      6,113,188
                                                   ------------
                                                     14,230,388
                                                   ------------
ENTERTAINMENT & LEISURE -- 5.7%
    Disney, (Walt) Co. ..............    101,800      3,951,113
    Time Warner, Inc. ...............    169,800     12,904,799
    Viacom, Inc. Cl-B*...............    121,311      8,271,894
                                                   ------------
                                                     25,127,806
                                                   ------------
FINANCIAL-BANK & TRUST -- 1.6%
    Chase Manhattan Corp. ...........     83,600      3,850,825
    MBNA Corp. ......................    114,700      3,111,238
                                                   ------------
                                                      6,962,063
                                                   ------------
FINANCIAL SERVICES -- 9.4%
    Associates First Capital Corp.
      Cl-A...........................    421,400      9,402,488
    Citigroup, Inc. .................    262,400     15,809,599
    Freddie Mac......................     96,500      3,908,250
    Goldman Sachs Group, Inc. .......     19,700      1,869,038
    Morgan Stanley Dean Witter &
      Co. ...........................    116,100      9,665,325
    Wells Fargo & Co. ...............     26,500      1,026,875
                                                   ------------
                                                     41,681,575
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
INSURANCE -- 0.6%
    American International Group,
      Inc. ..........................     22,900   $  2,690,750
                                                   ------------
INTERNET SERVICES -- 0.8%
    eBay, Inc.*......................     10,600        575,713
    VeriSign, Inc.*..................     17,773      3,136,846
                                                   ------------
                                                      3,712,559
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.2%
    Medtronic, Inc. .................     90,900      4,527,956
    PE Corp. - PE Biosystems Group...      9,200        606,050
                                                   ------------
                                                      5,134,006
                                                   ------------
PHARMACEUTICALS -- 10.9%
    Pfizer, Inc. ....................    577,375     27,714,000
    Pharmacia Corp. .................     47,900      2,475,831
    Schering-Plough Corp. ...........    356,900     18,023,450
                                                   ------------
                                                     48,213,281
                                                   ------------
PRINTING & PUBLISHING -- 0.5%
    Lexmark International Group, Inc.
      Cl-A*..........................     33,300      2,239,425
                                                   ------------
RETAIL & MERCHANDISING -- 6.5%
    Gap, Inc. .......................     86,800      2,712,500
    Home Depot, Inc. ................    239,200     11,945,049
    Kohl's Corp.*....................     81,500      4,533,438
    Lowe's Companies, Inc. ..........     85,500      3,510,844
    Target Corp. ....................     21,600      1,252,800
    Walgreen Co. ....................    150,400      4,841,000
                                                   ------------
                                                     28,795,631
                                                   ------------
SEMICONDUCTORS -- 13.4%
    Applied Materials, Inc.*.........    217,000     19,665,625
    E-Tek Dynamics, Inc.*............     11,800      3,112,988
    Intel Corp. .....................    193,800     25,908,637
    JDS Uniphase Corp.*..............     40,800      4,890,900
    Micron Technology, Inc.*.........     34,400      3,029,350
    PMC-Sierra, Inc.*................     17,600      3,127,300
                                                   ------------
                                                     59,734,800
                                                   ------------
TELECOMMUNICATIONS -- 13.4%
    Ericsson, (L.M.) Telephone Co.
      [ADR]..........................    117,200      2,344,000
    MediaOne Group, Inc.++...........    111,900      7,455,338
    Nokia Corp. Cl-A [ADR]...........    529,900     26,461,880
    Nortel Networks Corp. NY Reg.*...    174,800     11,930,100
    QUALCOMM, Inc.*..................     22,000      1,320,000
    Sprint Corp. (FON Group).........     62,800      3,202,800
    Sycamore Networks, Inc.*.........      8,400        927,150
    Vodafone AirTouch PLC [ADR]......    151,800      6,290,213
                                                   ------------
                                                     59,931,481
                                                   ------------
TOTAL COMMON STOCK
  (Cost $412,777,181)................               440,503,889
                                                   ------------

AST ALLIANCE GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
SHORT-TERM INVESTMENTS -- 0.7%
    Temporary Investment Cash Fund...  1,640,523   $  1,640,523
    Temporary Investment Fund........  1,640,522      1,640,522
                                                   ------------
    (Cost $3,281,045)................                 3,281,045
                                                   ------------
TOTAL INVESTMENTS -- 99.9%
  (Cost $416,058,226)................               443,784,934
OTHER ASSETS LESS
  LIABILITIES -- 0.1%................                   322,454
                                                   ------------
NET ASSETS -- 100.0%.................              $444,107,388
                                                   ============

- ------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

++ Illiquid security. At the end of the period, this security amounted to 1.7% of net assets.

See Notes to Financial Statements.

AST JANUS OVERSEAS GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
FOREIGN STOCK -- 88.8%
ARGENTINA -- 0.1%
    Telefonica SA [ADR]*..........      25,451   $    1,630,455
                                                 --------------
AUSTRALIA -- 0.1%
    Melbourne It Ltd.*............     322,112        1,622,067
                                                 --------------
BRAZIL -- 2.5%
    Petroleo Brasileiro SA
      [ADR]*......................     421,550       12,735,657
    Tele Sudeste Celular
      Participacoes SA [ADR]*.....      25,027          763,324
    Telecomunicacoes Brasileiras
      SA Pfd. [ADR]...............     125,135       12,153,737
    Telecomunicacoes de Sao Paulo
      SA [ADR]....................     125,135        2,314,998
    Telesp Celular Participacoes
      SA [ADR]....................     233,320       10,470,235
                                                 --------------
                                                     38,437,951
                                                 --------------
CANADA -- 6.7%
    Bombardier, Inc. Cl-B.........     331,900        9,004,961
    Celestica, Inc.*..............      10,946          532,647
    Celestica, Inc. NY Reg.*......     215,355       10,686,992
    Corus Entertainment, Inc.*....     186,694        4,977,095
    Le Groupe Videotron Ltee......     609,975       14,161,817
    Nortel Networks Corp. ........      80,377        5,571,226
    Nortel Networks Corp. NY
      Reg.*.......................     352,230       24,039,697
    Rogers Communications, Inc.
      Cl-B*.......................     647,416       18,330,061
    Shaw Communications, Inc.
      Cl-B........................     638,161       15,720,691
                                                 --------------
                                                    103,025,187
                                                 --------------
EGYPT -- 0.4%
    MobiNil*......................     181,096        5,893,813
                                                 --------------
FINLAND -- 6.3%
    Nokia AB Oyj..................   1,083,067       55,492,648
    Nokia Corp. Cl-A [ADR]........     767,460       38,325,034
    Tieto Corp. Cl-B..............      73,145        2,450,554
                                                 --------------
                                                     96,268,236
                                                 --------------
FRANCE -- 5.5%
    Alcatel Corp. ................     261,560       17,225,050
    Canal Plus....................      20,506        3,459,601
    Cap Gemini SA.................      27,126        4,797,495
    Havas Advertising SA..........     543,064       12,467,775
    Schneider SA..................      71,682        5,016,091
    STMicroelectronics NV.........     238,953       15,117,809
    STMicroelectronics NV NY Reg..       5,985          384,162
    Total Fina SA Cl-B*...........     171,356       26,380,151
                                                 --------------
                                                     84,848,134
                                                 --------------
GERMANY -- 3.1%
    EM.TV & Merchandising AG......     112,168        6,666,426
    Intershop Communications AG...       4,801        2,204,447
    Marschollek, Lautenschlaeger
      und Partner AG Pfd. ........      29,790       14,835,032
    Pharmacia Corp. ..............     183,563        9,487,913
    Porsche AG Pfd. ..............       5,345       14,525,570
                                                 --------------
                                                     47,719,388
                                                 --------------

                                      SHARES         VALUE
                                      ------         -----
HONG KONG -- 9.5%
    China Telecom Ltd. ...........   3,052,000   $   26,917,791
    China Telecom Ltd. [ADR]*.....     469,560       83,493,637
    China Unicom Ltd. [ADR]*......     175,070        3,720,238
    Citic Pacific Ltd. ...........   2,566,000       13,430,712
    Legend Holdings Ltd. .........  18,850,000       18,257,467
                                                 --------------
                                                    145,819,845
                                                 --------------
INDIA -- 0.9%
    Reliance Industries [GDR]
      144A........................     693,998       14,573,958
                                                 --------------
ISRAEL -- 2.1%
    Check Point Software
      Technologies Ltd.*..........     153,370       32,476,098
                                                 --------------
ITALY -- 0.1%
    Finmeccanica SPA*.............   1,335,000        1,842,791
                                                 --------------
JAPAN -- 13.5%
    Fujitsu Ltd.*.................     164,000        5,688,766
    Furukawa Electric Co. ........     887,000       18,569,726
    Ito-Yokado Co. Ltd. ..........      61,000        3,678,397
    Murata Manufacturing Co.
      Ltd. .......................      67,000        9,638,237
    NEC Corp. ....................     600,000       18,884,419
    Nippon Telegraph & Telephone
      Corp. ......................         363        4,837,644
    NTT Mobile Communication
      Network, Inc. ..............       2,680       72,698,394
    Rohm Co. Ltd. ................       8,100        2,373,312
    Shionogi & Co. Ltd. ..........     413,000        7,865,625
    SoftBank Corp. ...............      98,800       13,447,067
    Sony Corp. ...................     279,600       26,162,575
    Sony Corp. [ADR]*.............      34,490        3,252,838
    Takeda Chemical Industries
      Ltd. .......................     232,000       15,261,786
    Yamanouchi Pharmaceutical Co.
      Ltd. .......................      68,000        3,721,308
                                                 --------------
                                                    206,080,094
                                                 --------------
KOREA -- 5.1%
    Dacom Corp. ..................      29,520        4,275,812
    Samsung Electronics Co. ......     105,300       34,848,529
    Samsung Electronics Co. [GDR]
      144A*.......................     108,020        9,870,328
    SK Telecom Co. Ltd. [ADR].....     797,681       28,965,791
                                                 --------------
                                                     77,960,460
                                                 --------------
MEXICO -- 4.6%
    Grupo Televisa SA [GDR].......     341,460       23,539,399
    Telefonos de Mexico SA Cl-L
      [ADR].......................     830,790       47,458,879
                                                 --------------
                                                     70,998,278
                                                 --------------
NETHERLANDS -- 3.8%
    ASM Lithography Holding NV*...     113,126        4,882,029
    ASM Lithography Holding NV NY
      Reg. .......................      50,835        2,243,094
    Getronics NV..................     221,940        3,435,900
    IFCO Systems NV*..............       7,691          203,481
    IFCO Systems NV NY Reg.*......       9,395          239,573
    Koninklijke (Royal) Philips
      Electronics NV..............     636,671       30,149,106

AST JANUS OVERSEAS GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
    Koninklijke Numico NV.........      45,219   $    2,154,318
    Unilever NV...................      68,628        3,161,019
    Versatel Telecom International
      NV*.........................     297,744       12,558,221
                                                 --------------
                                                     59,026,741
                                                 --------------
SINGAPORE -- 1.6%
    Chartered Semiconductor
      Manufacturing Ltd. [ADR]*...      66,930        6,023,700
    Datadraft Asia Ltd. ..........     923,520        8,126,977
    Flextronics International
      Ltd. .......................      44,370        3,047,664
    Singapore Press Holdings
      Ltd. .......................     323,000        5,044,014
    ST Assembly Test Services
      Ltd.*.......................      99,595        2,564,571
                                                 --------------
                                                     24,806,926
                                                 --------------
SOUTH AFRICA -- 0.8%
    Dimension Data Holdings
      Ltd. .......................   1,536,200       12,711,467
                                                 --------------
SPAIN -- 4.2%
    Banco Bilbao Vizcaya SA.......   1,817,369       27,264,019
    Telefonica SA*................   1,760,589       37,972,827
                                                 --------------
                                                     65,236,846
                                                 --------------
SWEDEN -- 3.5%
    Adcore AB.....................     151,164        1,171,985
    Assa Abloy AB Cl-B............     661,689       13,353,402
    Ericsson, (L.M.) Telephone Co.
      [ADR].......................     599,704       11,994,080
    Ericsson, (L.M.) Telephone Co.
      Cl-B........................     749,488       14,911,622
    Securitas AB Cl-B.............     589,296       12,564,345
                                                 --------------
                                                     53,995,434
                                                 --------------
SWITZERLAND -- 0.5%
    Serono SA Cl-B................       9,556        7,992,374
                                                 --------------
TAIWAN -- 2.6%
    Taiwan Semiconductor
      Manufacturing Co. Ltd.*.....     793,290       30,789,568
    Taiwan Semiconductor
      Manufacturing Co. Ltd.
      [ADR]*......................     236,054        9,147,083
                                                 --------------
                                                     39,936,651
                                                 --------------
UNITED KINGDOM -- 11.3%
    AstraZeneca Group PLC.........     286,619       13,386,112
    AstraZeneca Group PLC
      [ADR]*......................       3,495          162,518
    Autonomy Corp. PLC*...........      12,717        1,564,191
    Baltimore Technologies PLC*...     517,530        3,956,591
    Cambridge Antibody Technology
      Group PLC*..................     309,631       14,015,543
    Capita Group PLC..............     279,706        6,847,091
    Colt Telecom Group PLC........     533,397       17,765,096
    Compass Group PLC.............     455,486        6,002,582
    Egg PLC 144A*.................     710,601        1,844,948
    Energis PLC...................     134,214        5,034,930
    GEO Interactive Media Group
      PLC++*......................     119,036        2,270,613

                                      SHARES         VALUE
                                      ------         -----
    Logica PLC....................     196,112   $    4,643,391
    Oxford GlycoSciences PLC*.....     238,514        6,770,324
    Prudential Corp. PLC..........     793,411       11,627,005
    SEMA Group PLC................     199,352        2,836,892
    Telewest Communications PLC...     679,361        2,344,929
    The Sage Group PLC............     684,277        5,542,172
    Vodafone AirTouch PLC.........  15,292,251       61,812,596
    Williams PLC*.................     858,972        4,973,988
                                                 --------------
                                                    173,401,512
                                                 --------------
TOTAL FOREIGN STOCK
  (Cost $941,754,783).............                1,366,304,706
                                                 --------------

                                          PAR
                                         (000)
                                        -------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.1%
    Federal Home Loan Bank 5.87%,
      08/25/00........................  $30,000    29,723,625
      5.90%, 07/24/00.................   25,000    24,905,285
      5.92%, 09/27/00.................   25,000    24,634,111
                                                 ------------
    (Cost $79,246,354)................             79,263,021
                                                 ------------

                                        SHARES
                                        ------
U.S. STOCK -- 4.6%
BUSINESS SERVICES -- 0.1%
    Autonomy Corp.*..................     11,625      1,429,875
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 0.5%
    Comverse Technology, Inc. .......     81,270      7,558,110
                                                   ------------
SEMICONDUCTORS -- 1.4%
    JDS Uniphase Corp. ..............    176,630     21,173,521
                                                   ------------
TELECOMMUNICATIONS -- 2.6%
    Amdocs Ltd. .....................    437,380     33,568,915
    NTL, Inc.*.......................    123,785      7,411,627
                                                   ------------
                                                     40,980,542
                                                   ------------
TOTAL U.S. STOCK
  (Cost $29,294,621).................                71,142,048
                                                   ------------

                                       PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                         (000)
                                       ---------
FOREIGN BONDS -- 0.0%
NETHERLANDS
    United Pan-Europe Communications
      11.25%, 02/01/10
    (Cost $650,243)..................       655         586,225
                                                   ------------

AST JANUS OVERSEAS GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                         PAR
                                        (000)
                                       -------
COMMERCIAL PAPER -- 1.8%
  CIT Group Holdings, Inc.
    6.84%, 07/03/00
  (Cost $28,189,284).................  $28,200  $   28,189,284
                                                --------------
TOTAL INVESTMENTS -- 100.3%
  (Cost $1,079,135,285)..............            1,545,485,284
LIABILITIES IN EXCESS OF OTHER
  ASSETS --(0.3%)....................               (5,333,437)
                                                --------------
NET ASSETS -- 100.0%.................           $1,540,151,847
                                                ==============

Foreign currency exchange contracts outstanding at June 30, 2000:

                                               IN                         UNREALIZED
SETTLEMENT                  CONTRACTS       EXCHANGE      CONTRACTS     APPRECIATION/
MONTH        TYPE          TO RECEIVE         FOR          AT VALUE     (DEPRECIATION)
- --------------------------------------------------------------------------------------
10/00        Buy    CHF       9,300,000   $  5,539,735   $  5,773,170     $  233,435
07/00        Buy    EUR       4,002,830      3,791,529      3,837,069         45,540
09/00        Buy    EUR      93,900,000     88,055,149     90,441,544      2,386,395
10/00        Buy    EUR      31,800,000     29,740,508     30,675,142        934,634
01/01        Buy    EUR       9,200,000      8,747,666      8,934,033        186,367
07/00        Buy    GBP       1,551,569      2,332,443      2,348,905         16,462
09/00        Buy    GBP      12,000,000     18,073,420     18,193,167        119,747
07/00        Buy    JPY     144,589,512      1,373,300      1,366,611         (6,689)
09/00        Buy    JPY   6,720,000,000     65,263,723     64,307,567       (956,156)
10/00        Buy    JPY   1,725,000,000     16,553,592     16,574,887         21,295
07/00        Buy    HKD         575,895         73,879         73,880              1
03/01        Buy    HKD     181,000,000     23,214,369     23,232,382         18,013
05/01        Buy    HKD     152,000,000     19,399,105     19,508,827        109,722
07/00        Buy    KOR   7,015,137,360      6,304,608      6,291,669        (12,939)
                                          ------------   ------------     ----------
                                          $288,463,026   $291,558,853     $3,095,827
                                          ============   ============     ==========

                                               IN                         UNREALIZED
SETTLEMENT                 CONTRACTS        EXCHANGE      CONTRACTS     APPRECIATION/
MONTH       TYPE           TO DELIVER         FOR          AT VALUE     (DEPRECIATION)
- --------------------------------------------------------------------------------------
09/00
            Sell   CAD       17,600,000   $ 12,126,891   $ 11,906,050    $   220,841
10/00
            Sell   CAD       11,600,000      7,845,790      7,859,398        (13,608)
07/00
            Sell   CHF       12,450,000      7,642,726      7,728,599        (85,873)
09/00
            Sell   CHF      147,700,000    141,198,824    142,310,921     (1,112,097)
10/00
            Sell   CHF       46,550,000     44,734,550     44,903,393       (168,843)
11/00
            Sell   CHF       27,500,000     25,161,950     26,594,716     (1,432,766)
01/01
            Sell   CHF       21,800,000     20,907,175     21,165,382       (258,207)
07/00
            Sell   EUR        2,494,722      2,354,680      2,391,413        (36,733)
07/00
            Sell   GBP           96,675        145,411        146,355           (944)
09/00
            Sell   GBP       42,300,000     67,148,668     64,139,103      3,009,565
10/00
            Sell   GBP          700,000      1,107,820      1,061,716         46,104

                                               IN                         UNREALIZED
SETTLEMENT                 CONTRACTS        EXCHANGE      CONTRACTS     APPRECIATION/
MONTH       TYPE           TO DELIVER         FOR          AT VALUE     (DEPRECIATION)
- --------------------------------------------------------------------------------------
01/01
            Sell   GBP       11,200,000   $ 17,141,600   $ 17,023,088    $   118,512
03/01
            Sell   HKD      454,900,000     58,387,681     58,389,008         (1,327)
05/01
            Sell   HKD      787,000,000    100,159,009    101,009,428       (850,419)
06/01
            Sell   HKD       96,400,000     12,373,901     12,371,932          1,969
07/00
            Sell   JPY      259,409,216      2,464,056      2,451,848         12,208
09/00
            Sell   JPY   15,265,000,000    146,226,950    145,979,287        247,663
10/00
            Sell   JPY    2,050,000,000     20,256,917     19,697,691        559,226
11/00
            Sell   JPY    1,490,000,000     14,064,565     14,433,478       (368,913)
01/01
            Sell   JPY      560,000,000      5,455,431      5,490,183        (34,752)
01/01
            Sell   KOR      600,000,000        534,759        538,104         (3,345)
02/01
            Sell   KOR    4,180,000,000      3,734,737      3,748,796        (14,059)
07/01
            Sell   SGD        4,600,000      2,844,253      2,938,489        (94,236)
                                          ------------   ------------    -----------
                                          $714,018,344   $714,278,378    $  (260,034)
                                          ============   ============    ===========

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of June 30, 2000. Percentages are based on net assets.

                      INDUSTRY
                      --------
Advertising.........................................   0.8%
Aerospace...........................................   0.1%
Automobile Manufacturers............................   0.9%
Broadcasting........................................   6.1%
Business Services...................................   1.9%
Chemicals...........................................   0.9%
Computer Hardware...................................   4.2%
Computer Services & Software........................   4.0%
Consumer Products & Services........................   0.8%
Electronic Components & Equipment...................  11.1%
Financial-Bank & Trust..............................   1.8%
Financial Services..................................   1.1%
Food................................................   0.7%
Insurance...........................................   0.8%
Internet Services...................................  15.4%
Machinery & Equipment...............................   0.3%
Metals & Mining.....................................   0.9%
Oil & Gas...........................................   2.5%
Pharmaceuticals.....................................   5.1%
Retail & Merchandising..............................   0.2%
Semiconductors......................................   4.3%
Telecommunications..................................  24.9%
                                                      -----
Total...............................................  88.8%
                                                      =====

- ------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

++ Illiquid security. At the end of the period, this security amounted to 0.1% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 1.7% of net assets.

See Notes to Financial Statements.

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
COMMON STOCK -- 98.6%
ADVERTISING -- 0.4%
    Omnicom Group, Inc. ..............    5,300   $    472,031
    TMP Worldwide, Inc.*..............    7,300        538,831
    True North Communications,
      Inc. ...........................   21,900        932,119
                                                  ------------
                                                     1,942,981
                                                  ------------
AEROSPACE -- 1.4%
    Boeing Co. .......................   65,800      2,751,263
    Northrop Grumman Corp. ...........   57,900      3,835,875
                                                  ------------
                                                     6,587,138
                                                  ------------
AIRLINES -- 0.1%
    AMR Corp.*........................    4,600        121,613
    Delta Air Lines, Inc. ............    4,700        237,643
                                                  ------------
                                                       359,256
                                                  ------------
AUTOMOBILE MANUFACTURERS -- 1.1%
    Ford Motor Co. ...................   83,100      3,573,300
    General Motors Corp. .............   31,300      1,817,356
                                                  ------------
                                                     5,390,656
                                                  ------------
AUTOMOTIVE PARTS -- 0.4%
    Eaton Corp. ......................   23,200      1,554,400
    Visteon Corp.*....................   10,881        131,926
                                                  ------------
                                                     1,686,326
                                                  ------------
BEVERAGES -- 0.9%
    Anheuser-Busch Companies, Inc. ...   23,400      1,747,688
    Coca-Cola Co. ....................    3,900        224,006
    PepsiCo, Inc. ....................   54,200      2,408,512
                                                  ------------
                                                     4,380,206
                                                  ------------
BROADCASTING -- 0.0%
    Hispanic Broadcasting Corp.*......    7,200        238,500
                                                  ------------
BUILDING MATERIALS -- 0.3%
    Sherwin Williams Co. .............   44,300        938,606
    USG Corp. ........................   11,200        340,200
                                                  ------------
                                                     1,278,806
                                                  ------------
BUSINESS SERVICES -- 0.1%
    Diamond Technology Partners
      Cl-A*...........................    2,600        228,800
    Galileo International, Inc. ......    8,400        175,350
    Manpower, Inc. ...................    8,500        272,000
                                                  ------------
                                                       676,150
                                                  ------------
CAPITAL GOODS -- 0.4%
    Briggs & Stratton Corp. ..........   14,600        500,050
    Cummins Engine Co., Inc. .........   47,800      1,302,550
                                                  ------------
                                                     1,802,600
                                                  ------------
CHEMICALS -- 0.9%
    Dow Chemical Co. .................  112,200      3,387,037
    DuPont, (E.I.) de Nemours &
      Co. ............................    6,800        297,500
    Engelhard Corp. ..................   25,400        433,388
                                                  ------------
                                                     4,117,925
                                                  ------------

                                        SHARES       VALUE
                                        ------       -----
CLOTHING & APPAREL -- 0.5%
    Limited, Inc. ....................   84,900   $  1,835,962
    Liz Claiborne, Inc. ..............   15,300        539,325
    Reebok International Ltd.*........    6,200         98,813
                                                  ------------
                                                     2,474,100
                                                  ------------
COMPUTER HARDWARE -- 4.8%
    Adaptec, Inc.*....................   16,200        368,550
    Apple Computer, Inc.*.............   55,000      2,880,625
    Compaq Computer Corp. ............    2,800         71,575
    Dell Computer Corp.*..............   83,400      4,112,663
    EMC Corp.*........................   47,600      3,662,225
    Gateway, Inc.*....................    3,600        204,300
    Hewlett-Packard Co. ..............   42,600      5,319,675
    Insight Enterprises, Inc.*........    1,400         83,038
    International Business Machines
      Corp. ..........................   54,000      5,916,374
    Sandisk Corp.*....................    4,500        275,344
    Seagate Technology, Inc.*.........    5,000        275,000
                                                  ------------
                                                    23,169,369
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 11.2%
    Adobe Systems, Inc. ..............    5,800        754,000
    Advanced Digital Information
      Corp.*..........................    9,400        149,813
    Automatic Data Processing,
      Inc. ...........................    5,400        289,238
    BEA Systems, Inc.*................    2,100        103,819
    Cisco Systems, Inc.*..............  255,200     16,221,149
    Computer Associates International,
      Inc. ...........................   29,300      1,499,794
    Electronic Data Systems Corp. ....   41,200      1,699,500
    InfoSpace.com, Inc.*..............    2,100        116,025
    MarchFirst, Inc.*.................   43,300        790,225
    Microsoft Corp.*..................  173,800     13,903,999
    Network Appliance, Inc.*..........   10,600        853,300
    Oracle Corp.*.....................  109,100      9,171,218
    Siebel Systems, Inc.*.............    3,900        637,894
    Sun Microsystems, Inc.*...........   66,800      6,074,625
    Sybase, Inc.*.....................   15,100        347,300
    Veritas Software Corp.*...........   10,400      1,175,363
                                                  ------------
                                                    53,787,262
                                                  ------------
CONGLOMERATES -- 2.5%
    Corning, Inc. ....................    9,200      2,482,850
    ITT Industries, Inc. .............   14,300        434,363
    Johnson Controls, Inc. ...........    5,400        277,088
    Minnesota Mining & Manufacturing
      Co. ............................   35,600      2,936,999
    National Service Industries,
      Inc. ...........................   32,700        637,650
    Philip Morris Companies, Inc. ....   81,100      2,154,219
    Tyco International Ltd. ..........   37,800      1,790,775
    Viad Corp. .......................   37,700      1,027,325
                                                  ------------
                                                    11,741,269
                                                  ------------
CONSTRUCTION -- 0.1%
    Centex Corp. .....................    2,500         58,750
    Dycom Industries, Inc.*...........    6,000        276,000
                                                  ------------
                                                       334,750
                                                  ------------

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
CONSUMER PRODUCTS & SERVICES -- 2.3%
    Alberto-Culver Co. Cl-B...........    4,400   $    134,475
    Avon Products, Inc. ..............    8,800        391,600
    Bausch & Lomb, Inc. ..............   21,300      1,648,088
    Church and Dwight Co., Inc. ......   12,400        223,200
    Colgate-Palmolive Co. ............   26,400      1,580,700
    Eastman Kodak Co. ................   20,100      1,195,950
    Fortune Brands, Inc. .............    8,100        186,806
    International Flavors &
      Fragrances, Inc. ...............   11,200        338,100
    Procter & Gamble Co. .............   43,500      2,490,375
    Tupperware Corp. .................   57,600      1,267,200
    UST, Inc. ........................   36,400        534,625
    Whirlpool Corp. ..................   26,400      1,230,900
                                                  ------------
                                                    11,222,019
                                                  ------------
CONTAINERS & PACKAGING -- 0.1%
    Ball Corp. .......................   15,800        508,563
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 7.1%
    Agilent Technologies, Inc.*.......   11,842        873,348
    Analog Devices, Inc.*.............   12,400        942,400
    AVX Corp. ........................   32,000        734,000
    Cabletron Systems, Inc.*..........    6,300        159,075
    Credence Systems Corp.*...........   19,700      1,087,194
    Cypress Semiconductor Corp.*......    9,600        405,600
    Diebold, Inc. ....................   15,300        426,488
    Electronics for Imaging, Inc.*....    7,900        199,969
    General Electric Co. .............  380,100     19,385,099
    KEMET Corp.*......................   45,300      1,135,331
    KLA-Tencor Corp.*.................   22,500      1,317,656
    PerkinElmer, Inc. ................    7,000        462,875
    Proxicom, Inc.*...................    2,000         95,750
    Rockwell International Corp. .....   12,700        400,050
    Sensormatic Electronics Corp.*....   22,000        347,875
    Technitrol, Inc. .................    1,000         96,875
    Teradyne, Inc.*...................   16,000      1,176,000
    Texas Instruments, Inc. ..........   43,100      2,960,430
    TXU Corp. ........................   24,000        708,000
    Vishay Intertechnology, Inc.*.....   23,800        902,913
                                                  ------------
                                                    33,816,928
                                                  ------------
ENTERTAINMENT & LEISURE -- 1.9%
    Anchor Gaming*....................    2,800        134,225
    Brunswick Corp. ..................   36,700        607,844
    Disney, (Walt) Co. ...............  139,300      5,406,581
    Pixar, Inc.*......................   10,000        352,500
    Time Warner, Inc. ................   16,100      1,223,600
    Viacom, Inc. Cl-B*................   20,000      1,363,750
                                                  ------------
                                                     9,088,500
                                                  ------------
EQUIPMENT SERVICES -- 0.2%
    Hertz Corp. Cl-A..................   30,100        844,681
                                                  ------------
FINANCIAL-BANK & TRUST -- 2.7%
    Bank of America Corp. ............  135,900      5,843,699
    Chase Manhattan Corp. ............   83,850      3,862,341
    City National Corp. ..............    2,600         92,300
    First Union Corp. ................   14,400        357,300
    GreenPoint Financial Corp. .......   39,900        748,125

                                        SHARES       VALUE
                                        ------       -----
    MBNA Corp. .......................    8,700   $    235,988
    Silicon Valley Bancshares*........   18,200        775,775
    UnionBanCal Corp. ................   43,200        801,900
                                                  ------------
                                                    12,717,428
                                                  ------------
FINANCIAL SERVICES -- 7.3%
    AMBAC Financial Group, Inc. ......   18,400      1,008,550
    Americredit Corp.*................    7,300        124,100
    AXA Financial, Inc. ..............    4,300        146,200
    Block, (H&R), Inc. ...............   10,600        343,175
    Citigroup, Inc. ..................  196,800     11,857,199
    Deluxe Corp. .....................   44,500      1,048,531
    Dun & Bradstreet Corp. ...........    2,800         80,150
    Fannie Mae........................   75,000      3,914,063
    Fleet Financial Group, Inc. ......  160,200      5,446,800
    Lehman Brothers Holdings, Inc. ...   21,000      1,985,813
    Merrill Lynch & Co., Inc. ........   10,000      1,150,000
    Metris Companies, Inc. ...........   35,550        893,194
    Morgan Stanley Dean Witter &
      Co. ............................   66,900      5,569,424
    PNC Financial Services Group,
      Inc. ...........................   15,900        745,313
    Providian Financial Corp. ........    7,900        711,000
                                                  ------------
                                                    35,023,512
                                                  ------------
FOOD -- 2.7%
    Archer Daniels Midland Co. .......    7,900         77,519
    Bestfoods, Inc. ..................    1,700        117,725
    ConAgra, Inc. ....................  140,800      2,683,999
    Great Atlantic & Pacific Tea Co.,
      Inc. ...........................   13,300        221,113
    Heinz, (H.J.) Co. ................    2,800        122,500
    Hormel Foods Corp. ...............   15,800        265,638
    IBP, Inc. ........................   36,300        560,381
    Keebler Foods Co. ................   10,300        382,388
    Kellogg Co. ......................   28,600        850,850
    Quaker Oats Co. ..................   50,300      3,778,787
    Ralston Purina Group..............   22,000        438,625
    Safeway, Inc.*....................   16,100        726,513
    Supervalu, Inc. ..................  113,900      2,171,218
    Sysco Corp. ......................    4,300        181,138
    Unilever NV NY Reg................    6,600        283,800
                                                  ------------
                                                    12,862,194
                                                  ------------
HEALTHCARE SERVICES -- 0.6%
    Oxford Health Plans, Inc.*........   32,400        771,525
    PacifiCare Health Systems,
      Inc.*...........................    2,800        168,525
    United HealthGroup, Inc. .........   22,700      1,946,525
                                                  ------------
                                                     2,886,575
                                                  ------------
INSURANCE -- 2.9%
    American General Corp. ...........    2,000        122,000
    American International Group,
      Inc. ...........................   12,925      1,518,688
    Arthur J. Gallagher & Co. ........   12,700        533,400
    CIGNA Corp. ......................   40,300      3,768,049
    Lincoln National Corp. ...........   80,300      2,900,837
    Marsh & McLennan Companies,
      Inc. ...........................    6,500        678,844
    MetLife, Inc.*....................   25,800        543,413
    MGIC Investment Corp. ............   21,800        991,900
    PMI Group, Inc. ..................   29,600      1,406,000
    Radian Group, Inc. ...............   27,400      1,417,950

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
    The Hartford Financial Services
      Group, Inc. ....................    1,900   $    106,281
    Torchmark Corp. ..................    3,000         74,063
                                                  ------------
                                                    14,061,425
                                                  ------------
INTERNET SERVICES -- 1.5%
    America Online, Inc.*.............   87,400      4,610,350
    Yahoo!, Inc.*.....................   19,500      2,415,563
                                                  ------------
                                                     7,025,913
                                                  ------------
MACHINERY & EQUIPMENT -- 1.5%
    Advanced Energy Industries*.......    3,534        208,314
    Asyst Technologies, Inc.*.........   13,300        455,525
    Caterpillar, Inc. ................    5,000        169,375
    Cooper Industries, Inc. ..........   10,400        338,650
    Dover Corp. ......................   68,400      2,774,474
    Illinois Tool Works, Inc. ........   15,500        883,500
    Kulicke & Soffa Industries,
      Inc.*...........................   20,900      1,240,938
    Pall Corp. .......................   36,700        692,713
    Stanley Works, Inc. ..............   16,900        401,375
                                                  ------------
                                                     7,164,864
                                                  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.7%
    Bard, (C.R.), Inc. ...............   17,700        851,813
    Baxter International, Inc. .......   16,900      1,188,281
    Beckman Coulter, Inc. ............    2,300        134,263
    Cytyc Corp.*......................    6,200        330,925
    Johnson & Johnson Co. ............   81,800      8,333,375
    Mallinckrodt, Inc. ...............   42,700      1,854,781
                                                  ------------
                                                    12,693,438
                                                  ------------
METALS & MINING -- 0.4%
    Alcan Aluminum Ltd. ..............   12,400        384,400
    Alcoa, Inc. ......................    2,200         63,800
    Barrick Gold Corp. ...............   17,600        320,100
    Nucor Corp. ......................   16,200        537,637
    Placer Dome, Inc. ................   19,900        190,294
    USX-U.S. Steel Group, Inc. .......    3,900         72,394
    Worthington Industries, Inc. .....   24,200        254,100
                                                  ------------
                                                     1,822,725
                                                  ------------
OFFICE EQUIPMENT -- 0.2%
    Pitney Bowes, Inc. ...............   19,900        796,000
    Xerox Corp. ......................    5,900        118,000
                                                  ------------
                                                       914,000
                                                  ------------
OIL & GAS -- 7.0%
    Amerada Hess Corp. ...............    7,100        438,425
    BJ Services Co.*..................   14,000        875,000
    Chevron Corp. ....................   61,800      5,241,413
    Ensco International, Inc. ........    8,100        290,081
    Exxon Mobil Corp. ................   99,100      7,785,543
    Kerr-McGee Corp. .................   84,000      4,950,750
    Keyspan Corp. ....................   12,500        384,375
    Noble Drilling Corp.*.............    9,000        370,688
    Occidental Petroleum Corp. .......  243,800      5,135,038
    Phillips Petroleum Co. ...........   14,400        729,900
    Royal Dutch Petroleum Co. ........   56,900      3,502,906

                                        SHARES       VALUE
                                        ------       -----
    Texaco, Inc. .....................    6,300   $    335,475
    Tidewater, Inc. ..................   25,800        928,800
    Ultramar Diamond Shamrock
      Corp. ..........................  103,900      2,578,019
                                                  ------------
                                                    33,546,413
                                                  ------------
PAPER & FOREST PRODUCTS -- 0.7%
    International Paper Co. ..........   29,068        866,590
    Temple-Inland, Inc. ..............   19,500        819,000
    Westvaco Corp. ...................   30,500        756,781
    Weyerhaeuser Co. .................   22,100        950,300
                                                  ------------
                                                     3,392,671
                                                  ------------
PHARMACEUTICALS -- 8.0%
    Allergan, Inc. ...................    7,400        551,300
    Andrx Corp.*......................    1,900        121,452
    Bristol-Meyers Squibb Co. ........   81,000      4,718,250
    Cardinal Health, Inc. ............    5,300        392,200
    Elan Corp. PLC [ADR]*.............    5,300        256,719
    Jones Pharma, Inc. ...............   15,600        623,025
    Lilly, (Eli) & Co. ...............   29,400      2,936,325
    Merck & Co., Inc. ................  107,200      8,214,199
    Pfizer, Inc. .....................  323,150     15,511,199
    Schering-Plough Corp. ............   96,700      4,883,350
                                                  ------------
                                                    38,208,019
                                                  ------------
PRINTING & PUBLISHING -- 0.6%
    Gannett Co., Inc. ................   17,800      1,064,663
    Knight-Ridder, Inc. ..............    8,400        446,775
    Tribune Co. ......................   40,300      1,410,500
                                                  ------------
                                                     2,921,938
                                                  ------------
RAILROADS -- 0.1%
    Burlington Northern Santa Fe
      Corp. ..........................   15,300        350,943
    Union Pacific Corp. ..............    7,400        275,188
                                                  ------------
                                                       626,131
                                                  ------------
REAL ESTATE -- 0.2%
    CarrAmerica Realty Corp. [REIT]...   27,600        731,400
    Spieker Properties, Inc. [REIT]...    4,000        189,000
                                                  ------------
                                                       920,400
                                                  ------------
RESTAURANTS -- 0.3%
    Brinker International, Inc.*......    8,900        260,325
    Darden Restaurants, Inc. .........   46,900        762,125
    Tricon Global Restaurants,
      Inc.*...........................   21,600        610,200
                                                  ------------
                                                     1,632,650
                                                  ------------
RETAIL & MERCHANDISING -- 4.7%
    Best Buy Co., Inc.*...............    9,600        607,200
    Circuit City Stores, Inc. ........   22,200        736,763
    Federated Department Stores,
      Inc.*...........................   74,200      2,504,250
    Home Depot, Inc. .................   72,200      3,605,488
    Lowe's Companies, Inc. ...........   14,700        603,619
    Michael's Stores, Inc.*...........   10,100        462,706
    RadioShack Corp. .................    6,400        303,200
    Sears, Roebuck & Co. .............  161,400      5,265,675
    Talbots, Inc. ....................    9,200        498,525
    Tiffany & Co. ....................   11,700        789,750

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
    Wal-Mart Stores, Inc. ............  108,500   $  6,252,312
    Zale Corp.*.......................   27,300        996,450
                                                  ------------
                                                    22,625,938
                                                  ------------
SEMICONDUCTORS -- 4.8%
    Advanced Micro Devices, Inc.*.....    9,100        702,975
    Applied Materials, Inc.*..........   36,400      3,298,750
    Conexant Systems, Inc.*...........   12,200        593,225
    Integrated Device Technology,
      Inc.*...........................   27,200      1,628,600
    Intel Corp. ......................  109,800     14,678,888
    International Rectifier Corp.*....    4,700        263,200
    Lam Research Corp.*...............   23,500        881,250
    LTX Corp.*........................   10,700        373,831
    National Semiconductor Corp.*.....    9,200        522,100
    Varian Semiconductor Equipment
      Associates, Inc.*...............    1,100         69,094
                                                  ------------
                                                    23,011,913
                                                  ------------
TELECOMMUNICATIONS -- 10.3%
    Alltel Corp. .....................    9,900        613,181
    AT&T Corp. .......................   82,800      2,618,550
    Bell Atlantic Corp.*..............   84,400      4,288,575
    BellSouth Corp. ..................  131,500      5,605,188
    Comcast Corp. Cl-A*...............   57,000      2,308,500
    GTE Corp. ........................   44,200      2,751,450
    Lucent Technologies, Inc. ........    9,400        556,950
    MasTec, Inc.*.....................    2,500         95,469
    MediaOne Group, Inc.*.............   17,700      1,181,475
    Motorola, Inc. ...................   60,900      1,769,906
    Nextel Communications, Inc.
      Cl-A*...........................   34,300      2,098,731
    Nokia Corp. Cl-A [ADR]............    4,500        224,719
    Nortel Networks Corp. NY Reg.*....   92,900      6,340,424
    QUALCOMM, Inc.*...................   28,200      1,692,000
    SBC Communications, Inc. .........  131,500      5,687,375
    Scientific-Atlanta, Inc. .........   17,600      1,311,200
    Sprint Corp. (FON Group)..........   56,500      2,881,500
    Sprint Corp. (PCS Group)*.........   20,100      1,195,950
    Telephone & Data Systems, Inc. ...    2,700        270,675
    U.S. West, Inc. ..................   18,600      1,594,950
    WorldCom, Inc.*...................   94,800      4,348,950
                                                  ------------
                                                    49,435,718
                                                  ------------
TRANSPORTATION -- 0.2%
    FedEx Corp.*......................    5,800        220,400
    Paccar, Inc. .....................   12,000        476,250
    United Parcel Service, Inc.
      Cl-B............................    3,100        182,900
                                                  ------------
                                                       879,550
                                                  ------------

                                        SHARES       VALUE
                                        ------       -----
UTILITIES -- 2.5%
    Ameren Corp. .....................   18,000   $    607,500
    Calpine Corp.*....................    7,900        519,425
    Conectiv, Inc. Cl-A...............    1,600         39,000
    Consolidated Edison, Inc. ........    1,500         44,438
    Constellation Energy Group........    7,300        237,706
    Duke Energy Corp. ................   22,400      1,262,800
    Edison International Co. .........   14,000        287,000
    GPU, Inc. ........................   25,500        690,094
    Minnesota Power, Inc. ............   38,200        737,738
    PG&E Corp. .......................   63,200      1,556,300
    PPL Corp. ........................    5,900        129,431
    Public Service Enterprise Group,
      Inc. ...........................   53,600      1,855,900
    Reliant Energy, Inc. .............   95,100      2,811,393
    Sempra Energy.....................   18,400        312,800
    Unicom Corp. .....................   23,000        889,813
                                                  ------------
                                                    11,981,338
                                                  ------------
TOTAL COMMON STOCK
  (Cost $445,891,261).................             471,802,738
                                                  ------------
                                          PAR
                                         (000)
                                         -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.2%
    Federal Home Loan Bank
      6.23%, 07/03/00
      (Cost $5,797,993)...............  $ 5,800      5,797,993
                                                  ------------
                                        SHARES
                                        ------
PREFERRED STOCK -- 0.1%
COMPUTER SERVICES & SOFTWARE -- 0.0%
    Morgan Stanley (EMC Perqs) 8.00%
      [CVT]...........................    5,272        134,436
                                                  ------------
RETAIL & MERCHANDISING -- 0.1%
    Morgan Stanley (Home Depot Perqs)
      6.00% [CVT]*....................   24,200        308,550
                                                  ------------
TOTAL PREFERRED STOCK
  (Cost $461,380).....................                 442,986
                                                  ------------
TOTAL INVESTMENTS -- 99.9%
  (Cost $452,150,634).................             478,043,717
OTHER ASSETS LESS
  LIABILITIES -- 0.1%.................                 717,572
                                                  ------------
NET ASSETS -- 100.0%..................            $478,761,289
                                                  ============

$187,500 has been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2000:

                           EXPIRATION   NUMBER OF    UNREALIZED
DESCRIPTION                  MONTH      CONTRACTS   DEPRECIATION
- ----------------------------------------------------------------
S&P 500..................    09/00         10         $41,655
                                                      =======

- ------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
COMMON STOCK -- 58.5%
AEROSPACE -- 0.5%
    Boeing Co. .......................   22,400   $    936,600
    Northrop Grumman Corp. ...........    4,400        291,500
                                                  ------------
                                                     1,228,100
                                                  ------------
AIRLINES -- 0.0%
    AMR Corp.*........................      800         21,150
    Delta Air Lines, Inc. ............    1,300         65,731
                                                  ------------
                                                        86,881
                                                  ------------
AUTOMOBILE MANUFACTURERS -- 0.5%
    Ford Motor Co. ...................   19,600        842,800
    General Motors Corp. .............    4,500        261,281
                                                  ------------
                                                     1,104,081
                                                  ------------
AUTOMOTIVE PARTS -- 0.0%
    Visteon Corp.*....................    2,566         31,116
                                                  ------------
BEVERAGES -- 0.5%
    Anheuser-Busch Companies, Inc. ...    5,400        403,313
    Coors, (Adolph) Co. Cl-B..........    3,900        235,950
    PepsiCo, Inc. ....................   10,800        479,925
                                                  ------------
                                                     1,119,188
                                                  ------------
CAPITAL GOODS -- 0.1%
    Cummins Engine Co., Inc. .........    8,900        242,525
                                                  ------------
CHEMICALS -- 0.7%
    Dow Chemical Co. .................   39,900      1,204,481
    DuPont, (E.I.) de Nemours &
      Co. ............................    9,800        428,750
                                                  ------------
                                                     1,633,231
                                                  ------------
COMPUTER HARDWARE -- 2.8%
    Apple Computer, Inc.*.............    9,800        513,275
    Dell Computer Corp.*..............   18,200        897,488
    EMC Corp.*........................   21,800      1,677,238
    Hewlett-Packard Co. ..............   15,400      1,923,074
    International Business Machines
      Corp. ..........................   12,200      1,336,663
                                                  ------------
                                                     6,347,738
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 7.5%
    Automatic Data Processing,
      Inc. ...........................    8,800        471,350
    Cisco Systems, Inc.*..............   82,900      5,269,330
    Computer Associates International,
      Inc. ...........................    9,300        476,044
    Electronic Data Systems Corp. ....   11,000        453,750
    MarchFirst, Inc.*.................   15,200        277,400
    Microsoft Corp.*..................   49,000      3,919,999
    Network Appliance, Inc.*..........    3,500        281,750
    Oracle Corp.*.....................   32,100      2,698,406
    Siebel Systems, Inc.*.............    1,200        196,275
    Sun Microsystems, Inc.*...........   24,000      2,182,500
    Sybase, Inc.*.....................    9,600        220,800
    Symantec Corp.*...................    3,800        204,963
    Veritas Software Corp.*...........    4,000        452,063
                                                  ------------
                                                    17,104,630
                                                  ------------

                                        SHARES       VALUE
                                        ------       -----
CONGLOMERATES -- 1.3%
    Corning, Inc. ....................    6,600   $  1,781,175
    Tyco International Ltd. ..........   16,900        800,638
    United Technologies Corp. ........    4,000        235,500
                                                  ------------
                                                     2,817,313
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 1.2%
    Avon Products, Inc. ..............    9,400        418,300
    Colgate-Palmolive Co. ............    9,800        586,775
    Fortune Brands, Inc. .............    6,300        145,294
    Procter & Gamble Co. .............    9,900        566,775
    Tupperware Corp. .................   14,400        316,800
    Universal Corp. ..................    8,000        169,000
    Whirlpool Corp. ..................    9,600        447,600
                                                  ------------
                                                     2,650,544
                                                  ------------
CONTAINERS & PACKAGING -- 0.0%
    Ball Corp. .......................    2,400         77,250
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.0%
    Analog Devices, Inc.*.............    5,500        418,000
    AVX Corp. ........................   17,400        399,113
    Comverse Technology, Inc.*........    3,000        279,000
    Credence Systems Corp.*...........    9,600        529,800
    Cypress Semiconductor Corp.*......    5,000        211,250
    General Electric Co. .............   82,900      4,227,899
    KEMET Corp.*......................   23,000        576,438
    KLA-Tencor Corp.*.................    6,900        404,081
    Rockwell International Corp. .....    4,100        129,150
    Teradyne, Inc.*...................    8,200        602,700
    Texas Instruments, Inc. ..........    5,400        370,913
    TXU Corp. ........................    5,500        162,250
    Vishay Intertechnology, Inc.*.....   19,950        756,853
                                                  ------------
                                                     9,067,447
                                                  ------------
ENTERTAINMENT & LEISURE -- 1.6%
    Disney, (Walt) Co. ...............   29,600      1,148,850
    Viacom, Inc. Cl-B*................   35,359      2,411,042
                                                  ------------
                                                     3,559,892
                                                  ------------
EQUIPMENT SERVICES -- 0.1%
    Hertz Corp. Cl-A..................   10,700        300,269
                                                  ------------
FINANCIAL-BANK & TRUST -- 1.9%
    Bank of America Corp. ............   25,500      1,096,500
    Chase Manhattan Corp. ............   56,300      2,593,318
    Old Kent Financial Corp. .........    5,670        151,673
    Silicon Valley Bancshares*........    5,300        225,913
    UnionBanCal Corp. ................   16,400        304,425
                                                  ------------
                                                     4,371,829
                                                  ------------
FINANCIAL SERVICES -- 4.4%
    AMBAC Financial Group, Inc. ......   10,100        553,606
    Citigroup, Inc. ..................   43,000      2,590,750
    Deluxe Corp. .....................   19,200        452,400
    Fannie Mae........................   28,900      1,508,219
    Fleet Financial Group, Inc. ......   26,000        884,000
    Freddie Mac.......................   13,200        534,600
    Merrill Lynch & Co., Inc. ........    1,900        218,500
    Morgan Stanley Dean Witter &
      Co. ............................   27,800      2,314,350

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
    Providian Financial Corp. ........    6,100   $    549,000
    Wells Fargo & Co. ................    8,000        310,000
                                                  ------------
                                                     9,915,425
                                                  ------------
FOOD -- 2.0%
    General Mills, Inc. ..............    4,800        183,600
    Hormel Foods Corp. ...............   14,500        243,781
    IBP, Inc. ........................   27,600        426,075
    Quaker Oats Co. ..................   26,700      2,005,837
    Ralston Purina Group..............   14,900        297,069
    Safeway, Inc.*....................   13,600        613,700
    Suiza Foods Corp.*................   12,400        606,050
    Sysco Corp. ......................    5,100        214,838
                                                  ------------
                                                     4,590,950
                                                  ------------
HEALTHCARE SERVICES -- 1.1%
    Amgen, Inc.*......................   15,200      1,067,800
    Oxford Health Plans, Inc.*........   21,900        521,494
    PacifiCare Health Systems,
      Inc.*...........................    4,400        264,825
    United HealthGroup, Inc. .........    8,500        728,875
                                                  ------------
                                                     2,582,994
                                                  ------------
HOTELS & MOTELS -- 0.1%
    MGM Grand, Inc. ..................    5,200        167,050
                                                  ------------
INSURANCE -- 1.4%
    American International Group,
      Inc. ...........................    1,950        229,125
    Arthur J. Gallagher & Co. ........    1,900         79,800
    CIGNA Corp. ......................    6,900        645,150
    Lincoln National Corp. ...........   33,400      1,206,575
    MGIC Investment Corp. ............   10,200        464,100
    Radian Group, Inc. ...............    8,500        439,875
                                                  ------------
                                                     3,064,625
                                                  ------------
INTERNET SERVICES -- 1.1%
    America Online, Inc.*.............   30,900      1,629,975
    Yahoo!, Inc.*.....................    6,800        842,350
                                                  ------------
                                                     2,472,325
                                                  ------------
MACHINERY & EQUIPMENT -- 0.7%
    Illinois Tool Works, Inc. ........   19,100      1,088,700
    Ingersoll-Rand Co. ...............    3,500        140,875
    Kulicke & Soffa Industries,
      Inc.*...........................    5,900        350,313
                                                  ------------
                                                     1,579,888
                                                  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.4%
    Bard, (C.R.), Inc. ...............   11,800        567,875
    Johnson & Johnson Co. ............   21,000      2,139,375
    Mallinckrodt, Inc. ...............    6,600        286,688
    PE Corp.-PE Biosystems Group......    2,600        171,275
                                                  ------------
                                                     3,165,213
                                                  ------------
METALS & MINING -- 0.3%
    Alcan Aluminum Ltd. ..............    5,700        176,700
    Alcoa, Inc. ......................   14,200        411,800
                                                  ------------
                                                       588,500
                                                  ------------
OIL & GAS -- 3.6%
    Amerada Hess Corp. ...............   36,400      2,247,699
    Apache Corp. .....................   20,800      1,223,300
    BJ Services Co.*..................    3,300        206,250

                                        SHARES       VALUE
                                        ------       -----
    BP Amoco PLC [ADR]................   11,900   $    673,094
    Ensco International, Inc. ........   14,500        519,281
    Exxon Mobil Corp. ................   13,601      1,068,529
    Kerr-McGee Corp. .................   22,100      1,302,519
    Occidental Petroleum Corp. .......    9,600        202,200
    Texaco, Inc. .....................    2,500        133,125
    Union Pacific Resources Group,
      Inc. ...........................   23,100        508,200
                                                  ------------
                                                     8,084,197
                                                  ------------
PAPER & FOREST PRODUCTS -- 0.5%
    International Paper Co. ..........    7,600        226,575
    Temple-Inland, Inc. ..............    5,600        235,200
    Westvaco Corp. ...................      900         22,331
    Weyerhaeuser Co. .................   13,300        571,900
                                                  ------------
                                                     1,056,006
                                                  ------------
PHARMACEUTICALS -- 4.6%
    Allergan, Inc. ...................    4,000        298,000
    Andrx Corp.*......................    2,600        166,197
    Biogen, Inc.*.....................    5,100        328,950
    Bristol-Meyers Squibb Co. ........   17,100        996,075
    Elan Corp. PLC [ADR]*.............    5,400        261,563
    Ivax Corp.*.......................    8,800        365,200
    Jones Pharma, Inc. ...............    9,850        393,384
    MedImmune, Inc.*..................    4,900        362,600
    Merck & Co., Inc. ................   11,200        858,200
    Pfizer, Inc. .....................   81,300      3,902,399
    Pharmacia Corp. ..................    8,000        413,500
    Schering-Plough Corp. ............   33,500      1,691,750
    Vertex Pharmaceuticals*...........    2,300        242,363
                                                  ------------
                                                    10,280,181
                                                  ------------
PRINTING & PUBLISHING -- 0.6%
    Dow Jones & Co., Inc. ............    9,400        688,550
    Valassis Communications, Inc.*....   14,800        564,250
                                                  ------------
                                                     1,252,800
                                                  ------------
RAILROADS -- 0.1%
    Union Pacific Corp. ..............    4,400        163,625
                                                  ------------
RESTAURANTS -- 0.3%
    Brinker International, Inc.*......   12,900        377,325
    Jack in the Box, Inc.*............   15,800        391,050
                                                  ------------
                                                       768,375
                                                  ------------
RETAIL & MERCHANDISING -- 3.1%
    Best Buy Co., Inc.*...............    5,400        341,550
    Federated Department Stores,
      Inc.*...........................    5,900        199,125
    Home Depot, Inc. .................   35,900      1,792,756
    Sears, Roebuck & Co. .............   10,600        345,825
    Tiffany & Co. ....................    2,800        189,000
    TJX Companies, Inc. ..............    7,300        136,875
    Wal-Mart Stores, Inc. ............   61,300      3,532,413
    Zale Corp.*.......................   10,300        375,950
                                                  ------------
                                                     6,913,494
                                                  ------------
SEMICONDUCTORS -- 3.5%
    Applied Materials, Inc.*..........   14,600      1,323,125
    Integrated Device Technology,
      Inc.*...........................   16,200        969,975
    Intel Corp. ......................   28,500      3,810,093

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES       VALUE
                                        ------       -----
    International Rectifier Corp.*....    8,500   $    476,000
    Lam Research Corp.*...............   15,800        592,500
    LSI Logic Corp.*..................    3,500        189,438
    National Semiconductor Corp.*.....    9,500        539,125
                                                  ------------
                                                     7,900,256
                                                  ------------
TELECOMMUNICATIONS -- 5.9%
    Adtran, Inc.*.....................    3,400        203,575
    AT&T Corp. .......................   32,100      1,015,163
    Bell Atlantic Corp.*..............    8,900        452,231
    BellSouth Corp. ..................   35,000      1,491,875
    Comcast Corp. Cl-A*...............   23,700        959,850
    Commscope, Inc.*..................   14,600        598,600
    Cox Communications, Inc. Cl-A*....    8,400        382,725
    Digital Lightwave, Inc.*..........    1,500        150,750
    GTE Corp. ........................   15,900        989,775
    Nextel Communications, Inc.
      Cl-A*...........................    7,400        452,788
    Nortel Networks Corp. NY Reg.*....   22,200      1,515,150
    QUALCOMM, Inc.*...................    8,300        498,000
    SBC Communications, Inc. .........   42,000      1,816,499
    Scientific-Atlanta, Inc. .........    5,200        387,400
    Sprint Corp. (FON Group)..........   15,800        805,800
    Sprint Corp. (PCS Group)*.........    6,600        392,700
    U.S. West, Inc. ..................    2,900        248,675
    WorldCom, Inc.*...................   18,600        853,275
                                                  ------------
                                                    13,214,831
                                                  ------------
UTILITIES -- 1.1%
    AES Corp.*........................    8,400        383,250
    Calpine Corp.*....................    6,400        420,800
    Minnesota Power, Inc. ............    9,600        185,400
    Public Service Enterprise Group,
      Inc. ...........................   21,000        727,125
    Reliant Energy, Inc. .............   16,800        496,650
    Southern Co. .....................   12,700        296,069
                                                  ------------
                                                     2,509,294
                                                  ------------
TOTAL COMMON STOCK
  (Cost $119,328,484).................             132,012,063
                                                  ------------
                                          PAR
                                         (000)
                                         -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 19.4%
    Federal Home Loan Bank
      6.50%, 07/03/00.................  $ 5,800      5,797,905
                                                  ------------
    Federal Home Loan Mortgage Corp.
      7.00%, 06/01/14-08/01/29........    2,770      2,707,324
      7.50%, 08/01/29.................    1,710      1,688,234
                                                  ------------
                                                     4,395,558
                                                  ------------
    Federal National Conventional Loan
      7.00%, 03/01/28.................      629        607,043
                                                  ------------
    Federal National Mortgage Assoc.
      5.25%, 01/15/03.................    2,100      2,020,423
      6.00%, 07/20/13 [TBA]...........    1,000        945,935
      6.00%, 12/01/13-10/01/28........    3,170      2,924,037
      6.23%, 07/21/08.................      200        186,453
      6.50%, 04/29/09-07/01/29........    9,411      8,597,202

                                          PAR
                                         (000)       VALUE
                                         -----       -----
      7.00%, 05/01/11-05/01/30........  $ 3,022   $  2,929,330
      7.125%, 02/15/05-01/15/30.......    2,900      2,913,542
      7.25%, 01/15/10.................    2,150      2,171,248
      7.50%, 06/01/15-11/01/29........    4,212      4,173,561
      8.00%, 07/01/30 [TBA]...........      900        903,654
                                                  ------------
                                                    27,765,385
                                                  ------------
    Government National Mortgage
      Assoc.
      6.00%, 04/15/28-05/15/28........      561        517,230
      6.50%, 03/15/28-04/15/28........    1,538      1,460,616
      7.00%, 12/15/27-08/15/29........    1,745      1,696,690
      7.50%, 05/15/30.................    1,299      1,289,754
      8.00%, 03/15/27.................       68         69,014
      8.75%, 01/15/27-04/15/27........      104        106,917
                                                  ------------
                                                     5,140,221
                                                  ------------
    (Cost $44,468,101)................              43,706,112
                                                  ------------
CORPORATE OBLIGATIONS -- 12.8%
AEROSPACE -- 0.3%
    Raytheon Corp. 144A
      8.20%, 03/01/06.................      700        711,660
                                                  ------------
AUTOMOBILE MANUFACTURERS -- 0.3%
    DaimlerChrysler
      7.125%, 03/01/02................      700        699,894
                                                  ------------
BEVERAGES -- 0.1%
    Pepsi Bottling Group, Inc. 144A
      7.00%, 03/01/29.................      300        269,933
                                                  ------------
BROADCASTING -- 0.2%
    Liberty Media Group
      8.25%, 02/01/30.................      400        368,260
                                                  ------------
CABLE TELEVISION -- 0.2%
    British Sky Broadcasting
      8.20%, 07/15/09.................      550        516,837
                                                  ------------
CONGLOMERATES -- 0.4%
    Tyco International Group SA 144A
      6.875%, 09/05/02................    1,000        990,230
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 0.1%
    Fort James Corp.
      6.625%, 09/15/04................      250        239,121
                                                  ------------
FINANCIAL-BANK & TRUST -- 1.0%
    Bank of America Corp.
      6.125%, 07/15/04................      300        286,132
      7.80%, 02/15/10.................    1,300      1,295,280
    First Bank System, Inc.
      7.625%, 05/01/05................      100        100,368
    Fleet National Bank
      5.75%, 01/15/09.................      450        393,278
    Southern Investments UK
      6.80%, 12/01/06.................      300        277,304
                                                  ------------
                                                     2,352,362
                                                  ------------

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
- ------------------------------------------------------------------------------

                                          PAR
                                         (000)       VALUE
                                         -----       -----
FINANCIAL SERVICES -- 3.7%
    BMW Vehicle Owner Trust
      6.41%, 04/25/03.................  $   600   $    595,071
    Cilcorp, Inc.
      8.70%, 10/15/09.................      700        706,552
    Ford Motor Credit Co.
      7.50%, 03/15/05.................    3,400      3,384,665
    General Motors Acceptance Corp.
      6.95%, 03/10/03.................      900        898,732
      7.125%, 05/01/03................      100         99,259
    Hutchison Whampoa Financial Corp.
      144A
      7.45%, 08/01/17.................      700        612,788
    Lehman Brothers Holdings, Inc.
      8.25%, 06/15/07.................    1,100      1,102,397
    Morgan Stanley Dean Witter & Co.
      7.125%, 01/15/03................      650        646,042
                                                  ------------
                                                     8,045,506
                                                  ------------
INSURANCE -- 0.1%
    Conseco, Inc.
      6.40%, 06/15/01.................      200        159,000
                                                  ------------
OIL & GAS -- 1.7%
    Enron Corp.
      6.70%, 11/15/06.................      700        663,777
    Gulf Canada Resources Ltd.
      8.35%, 08/01/06.................      900        895,500
    Kerr-McGee Corp.
      7.125%, 10/15/27................    1,000        890,814
    Petro Geo-Services ASA
      6.625%, 03/30/08................      900        797,354
    USX Corp.
      6.65%, 02/01/06.................      600        570,700
                                                  ------------
                                                     3,818,145
                                                  ------------
PAPER & FOREST PRODUCTS -- 0.4%
    International Paper Co.
      8.125%, 07/08/05................      900        908,861
                                                  ------------
REAL ESTATE -- 0.4%
    Chelsea GCA Realty, Inc. [REIT]
      7.25%, 10/21/07.................      200        182,266
    EOP Operating LP
      6.75%, 02/15/08.................      900        820,732
                                                  ------------
                                                     1,002,998
                                                  ------------
RETAIL & MERCHANDISING -- 0.3%
    Home Depot, Inc.
      6.50%, 09/15/04.................      600        594,923
    Sears, Roebuck & Co.
      6.25%, 01/15/04.................      200        192,856
                                                  ------------
                                                       787,779
                                                  ------------
TELECOMMUNICATIONS -- 3.0%
    CSC Holdings, Inc.
      8.125%, 07/15/09................    1,000        974,694
    GTE North, Inc.
      5.65%, 11/15/08.................      500        434,986
    KPNQwest NV
      8.125%, 06/01/09................      500        472,500

                                          PAR
                                         (000)       VALUE
                                         -----       -----
    MCI Worldcom, Inc. [FRN] 144A
      6.72%, 06/30/00.................  $   800   $    800,045
    Sprint Capital Corp.
      7.625%, 06/10/02................    1,000      1,004,158
    TCI Communications, Inc.
      8.75%, 08/01/15.................      300        325,028
    Vodafone Airtouch PLC 144A
      7.75%, 02/15/10.................    1,350      1,340,697
    WorldCom, Inc.
      7.875%, 05/15/03................      700        706,412
      8.25%, 05/15/10.................      650        666,428
                                                  ------------
                                                     6,724,948
                                                  ------------
UTILITIES -- 0.6%
    Alliant Energy Resources
      7.375%, 11/09/09................      600        585,288
    Valero Energy Corp.
      8.375%, 06/15/05................      650        660,804
                                                  ------------
                                                     1,246,092
                                                  ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $29,138,833)..................              28,841,626
                                                  ------------
U.S. TREASURY OBLIGATIONS -- 8.2%
    U.S. Treasury Bonds
      9.25%, 02/15/16.................    2,550      3,304,639
      7.875%, 02/15/21................      700        831,469
      6.25%, 05/15/30.................    1,100      1,155,000
                                                  ------------
                                                     5,291,108
                                                  ------------
    U.S. Treasury Notes
      4.875%, 03/31/01................    4,700      4,644,188
      6.625%, 07/31/01................    1,900      1,903,563
      6.00%, 08/15/04.................      350        346,828
      5.875%, 11/15/04................    6,300      6,205,652
                                                  ------------
                                                    13,100,231
                                                  ------------
    (Cost $18,201,188)................              18,391,339
                                                  ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.4%
    AmeriCredit Automobile Receivables
      Trust Series 1999-D C1-A3
      7.02%, 12/12/05.................      700        695,229
    Case Equipment Loan Trust Series
      1998-B Cl-A4
      5.92%, 10/15/05.................      300        294,515
    CIT RV Trust Series 1998-A Cl-A4
      6.09%, 02/15/12.................      300        291,842
    Comed Transitional Funding Trust
      Series 1998-1 Cl-A6
      5.63%, 06/25/09.................      100         92,239
    General Motors Acceptance Corp.
      Series 1999-Cl Cl-A2
      6.175%, 05/15/33................      450        412,843
    Morgan Stanley Capital I Series
      1998-WF1 Cl-A1
      6.25%, 07/15/07.................      176        170,733
    Morgan Stanley Capital I Series
      1998-WF1 Cl-A2
      6.55%, 12/15/07.................      800        762,915

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
- ------------------------------------------------------------------------------

                                          PAR
                                         (000)       VALUE
                                         -----       -----
    Nationslink Funding Corp. Series
      1998-2 Cl-A1
      6.00%, 11/20/07.................  $   180   $    171,551
    Nationslink Funding Corp. Series
      1999-1 Cl-A2
      6.316%, 11/20/08................      250        233,080
                                                  ------------
      (Cost $3,225,244)...............               3,124,947
                                                  ------------
SOVEREIGN ISSUES -- 0.6%
CANADA
    Province of Quebec
      5.75%, 02/15/09.................      800        715,865
      7.50%, 09/15/29.................      600        588,473
                                                  ------------
    (Cost $1,287,215).................               1,304,338
                                                  ------------
                                        SHARES       VALUE
                                        ------       -----
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund....   29,809   $     29,809
    Temporary Investment Fund.........   29,808         29,808
                                                  ------------
    (Cost $59,617)....................                  59,617
                                                  ------------
TOTAL INVESTMENTS -- 100.9%
  (Cost $215,708,682).................             227,440,042
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.9%)....................              (2,048,343)
                                                  ------------
NET ASSETS -- 100.0%..................            $225,391,699
                                                  ============

$112,500 has been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2000:

                           EXPIRATION   NUMBER OF    UNREALIZED
DESCRIPTION                  MONTH      CONTRACTS   DEPRECIATION
- ----------------------------------------------------------------
S&P 500..................    09/00          6         $29,070
                                                      =======

- ------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 2.1% of net assets.

See Notes to Financial Statements.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
FOREIGN STOCK -- 90.0%
AUSTRALIA -- 1.6%
    News Corp. Ltd. [ADR]............     88,400   $  4,817,800
                                                   ------------
BRAZIL -- 1.1%
    Petroleo Brasileiro SA*..........    113,900      3,441,088
                                                   ------------
CANADA -- 3.9%
    Celestica, Inc. NY Reg.*.........     71,500      3,548,188
    Nortel Networks Corp. NY Reg.*...    121,000      8,258,250
                                                   ------------
                                                     11,806,438
                                                   ------------
DENMARK -- 2.6%
    Den Danske Bank..................        700         84,552
    ISS AS...........................     25,900      1,980,237
    Novo-Nordisk AS Cl-B.............     24,831      4,243,716
    Tele Danmark AS..................     20,900      1,412,643
                                                   ------------
                                                      7,721,148
                                                   ------------
FINLAND -- 3.4%
    Nokia Corp. Cl-A [ADR]...........    112,900      5,637,944
    Sonera Group Oyj.................     84,374      3,862,019
    Tieto Corp. Cl-B.................     23,300        780,613
                                                   ------------
                                                     10,280,576
                                                   ------------
FRANCE -- 12.8%
    Alcatel Corp. ...................     86,753      5,713,124
    Altran Technologies SA...........      8,087      1,589,958
    Aventis SA.......................     34,200      2,506,317
    AXA SA...........................     27,060      4,280,004
    Business Objects SA*.............     13,900      1,224,938
    Pinault-Printemps Redoute SA.....     13,300      2,966,747
    Sagem SA.........................      1,300      1,530,291
    Societe Generale.................     40,100      2,421,683
    Societe Television Francaise.....     48,600      3,400,882
    STMicroelectronics NV NY Reg.....     75,600      4,852,575
    Suez Lyonnaise des Eaux..........     25,600      4,503,067
    Total Fina SA Cl-B*..............      9,400      1,447,124
    Vivendi..........................     24,890      2,205,790
                                                   ------------
                                                     38,642,500
                                                   ------------
GERMANY -- 3.8%
    Intershop Communications AG......      5,564      2,554,789
    Marschollek, Lautenschlaeger Und
      Partner AG.....................      4,802      2,016,177
    SAP AG [ADR].....................     13,800        647,738
    Schering AG......................     15,600        853,125
    Siemens AG.......................     35,800      5,380,981
                                                   ------------
                                                     11,452,810
                                                   ------------
HONG KONG -- 3.6%
    Cheung Kong Holdings Ltd. .......     94,000      1,040,086
    China Telecom Ltd. ..............    532,000      4,692,091
    China Unicom Ltd. ...............     45,000         95,542
    China Unicom Ltd. [ADR]*.........     35,400        752,250
    Citic Pacific Ltd. ..............    200,000      1,046,821
    Hutchison Whampoa Ltd. ..........    254,000      3,193,317
                                                   ------------
                                                     10,820,107
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
ISRAEL -- 1.2%
    Check Point Software Technologies
      Ltd.*..........................     17,600   $  3,726,800
                                                   ------------
ITALY -- 4.7%
    Alleanza Assicurazioni...........    193,000      2,580,857
    Banco Intesa SPA.................    737,850      3,317,212
    Mediaset SPA.....................    119,609      1,834,494
    Mediolanum SPA...................    128,500      2,098,965
    Mondadori, (Arnoldo) Editore
      SPA............................     98,500      2,256,662
    Telecom Italia SPA...............    152,300      2,102,301
                                                   ------------
                                                     14,190,491
                                                   ------------
JAPAN -- 14.4%
    Canon, Inc. .....................     72,000      3,593,143
    Fuji Television Network, Inc. ...         78      1,223,801
    Hitachi Ltd. ....................    276,000      3,991,247
    Hoya Corp. ......................     24,000      2,154,979
    Japan Telecom Co. Ltd. ..........         38      1,652,150
    Kao Corp. .......................     35,000      1,071,818
    Keyence Corp. ...................      1,600        529,293
    Kyocera Corp. ...................     18,400      3,128,651
    Nomura Securities Co. Ltd. ......     97,000      2,379,125
    NTT Mobile Communication Network,
      Inc. ..........................         50      1,356,313
    Orix Corp. ......................     12,200      1,804,606
    Pioneer Corp. ...................     31,000      1,210,096
    Sharp Corp. .....................    174,000      3,083,604
    Sony Corp. ......................     20,800      1,946,286
    Takeda Chemical Industries
      Ltd. ..........................     26,000      1,710,373
    Tokyo Electron Ltd. .............     21,000      2,882,000
    Toshiba Corp. ...................    397,000      4,491,515
    Toyota Motor Corp. ..............     32,000      1,460,849
    Tyco International Ltd. .........     79,700      3,775,788
                                                   ------------
                                                     43,445,637
                                                   ------------
KOREA -- 2.8%
    Hyundai Motor Co. Ltd. ..........     62,200        797,730
    Samsung Electronics Co. .........     19,612      6,490,498
    SK Telecom Co. Ltd. .............      3,400      1,113,016
                                                   ------------
                                                      8,401,244
                                                   ------------
MEXICO -- 1.4%
    Grupo Televisa SA [GDR]..........     14,500        999,594
    Telefonos de Mexico SA Cl-L
      [ADR]..........................     55,300      3,159,012
                                                   ------------
                                                      4,158,606
                                                   ------------
NETHERLANDS -- 5.8%
    ASM Lithography Holding NV NY
      Reg. ..........................     17,000        750,125
    Getronics NV.....................    109,500      1,695,193
    ING Groep NV.....................     37,477      2,543,493
    Koninklijke (Royal) Philips
      Electronics NV NY Reg. ........    126,420      6,004,950

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Royal Dutch Petroleum Co. .......     26,200   $  1,612,938
    United Pan-Europe Communications
      NV.............................     26,683        700,582
    VNU NV...........................     81,700      4,236,934
                                                   ------------
                                                     17,544,215
                                                   ------------
PORTUGAL -- 0.4%
    Telecel-Comunicacoes Pessoais
      SA.............................     84,060      1,281,206
                                                   ------------
SPAIN -- 1.7%
    Banco Popular Espanol SA.........      6,600        204,985
    Sogecable SA.....................     26,867        958,579
    Telefonica SA*...................    189,982      4,097,579
                                                   ------------
                                                      5,261,143
                                                   ------------
SWEDEN -- 5.4%
    Assa Abloy AB Cl-B...............    123,744      2,497,251
    Atlas Copco AB...................     14,342        277,986
    Atlas Copco AB Cl-B..............     25,100        472,196
    Ericsson, (L.M.) Telephone Co.
      [ADR]..........................    237,000      4,740,000
    Modern Times Group AB Cl-B.......     27,210      1,302,995
    Netcom AB Cl-B...................     25,723      1,909,270
    Nordbanken Holding Co. AB........    282,877      2,144,786
    Securitas AB Cl-B................    140,600      2,997,724
                                                   ------------
                                                     16,342,208
                                                   ------------
SWITZERLAND -- 6.4%
    ABB AG...........................     37,664      4,522,496
    Adecco SA........................      1,840      1,568,346
    Credit Suisse Group..............     22,300      4,450,208
    Julius Baer Holdings AG Cl-B.....        706      2,800,433
    Novartis AG......................      2,439      3,875,833
    Swatch Group AG..................      1,585      2,021,617
                                                   ------------
                                                     19,238,933
                                                   ------------
UNITED KINGDOM -- 13.0%
    Amvescap PLC.....................    248,900      3,994,156
    Barclays PLC.....................     29,900        743,709
    Cable & Wireless PLC.............    196,336      3,326,016
    Capita Group PLC.................     61,600      1,507,943
    Centrica PLC.....................    746,817      2,492,970
    CMG PLC..........................    104,600      1,482,183
    Colt Telecom Group PLC...........     38,496      1,282,132
    Compass Group PLC................     87,200      1,149,158
    Diageo PLC.......................    191,811      1,721,958
    Energis PLC......................     45,565      1,709,334
    Hays PLC.........................    206,800      1,153,672
    Logica PLC.......................     48,800      1,155,449
    Misys PLC........................    175,200      1,480,003
    Pearson PLC......................     60,300      1,917,039
    SEMA Group PLC...................     94,620      1,346,496
    Shire Pharmaceuticals Group
      PLC............................     27,700        479,734
    Telewest Communications PLC......    280,645        968,694
    Vodafone AirTouch PLC............  2,180,502      8,813,776

                                        SHARES        VALUE
                                        ------        -----
    WPP Group PLC....................    162,400   $  2,372,508
                                                   ------------
                                                     39,096,930
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $246,480,463)................               271,669,880
                                                   ------------
                                          PAR
                                         (000)
                                       ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.8%
    Federal Home Loan Bank
      6.23%, 07/03/00................  $   3,600      3,598,754
      6.50%, 07/03/00................     20,000     19,992,778
                                                   ------------
    (Cost $23,591,532)...............                23,591,532
                                                   ------------
                                        SHARES
                                        ------
U.S. STOCK -- 2.2%
COMPUTER SERVICES & SOFTWARE -- 0.7%
    Comverse Technology, Inc. .......     22,400      2,083,200
                                                   ------------
SEMICONDUCTORS -- 0.9%
    JDS Uniphase Corp. ..............     22,160      2,656,430
                                                   ------------
TELECOMMUNICATIONS -- 0.6%
    Amdocs Ltd.......................     23,600      1,811,300
                                                   ------------
TOTAL U.S. STOCK
  (Cost $3,653,002)..................                 6,550,930
                                                   ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $273,724,997)................               301,812,342
OTHER ASSETS LESS
  LIABILITIES -- 0.0%................                    57,606
                                                   ------------
NET ASSETS -- 100.0%.................              $301,869,948
                                                   ============

Foreign currency exchange contracts outstanding at June 30, 2000:

                                            IN                      UNREALIZED
SETTLEMENT                CONTRACTS      EXCHANGE    CONTRACTS    APPRECIATION/
  MONTH      TYPE         TO RECEIVE       FOR        AT VALUE    (DEPRECIATION)
- --------------------------------------------------------------------------------
07/00        Buy    CHF      469,735    $  285,883   $  288,973      $ 3,090
07/00        Buy    EUR    1,127,781     1,067,949    1,081,316       13,367
07/00        Buy    JPY  118,765,140     1,130,534    1,123,039       (7,495)
                                        ----------   ----------      -------
                                        $2,484,366   $2,493,328      $ 8,962
                                        ==========   ==========      =======
                                          IN                      UNREALIZED
SETTLEMENT               CONTRACTS      EXCHANGE     CONTRACTS    APPRECIATION/
 MONTH       TYPE        TO DELIVER       FOR        AT VALUE     (DEPRECIATION)
- --------------------------------------------------------------------------------
07/00        Sell   EUR      490,525    $  466,401   $  470,617      $(4,216)
07/00        Sell   GBP       84,684       127,480      128,208         (728)
07/00        Sell   JPY  737,935,200     7,034,242    7,007,799       26,443
                                        ----------   ----------      -------
                                        $7,628,123   $7,606,624      $21,499
                                        ==========   ==========      =======

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of June 30, 2000. Percentages are based on net assets.

INDUSTRY
- --------
Advertising.........................................   0.8%
Aerospace...........................................   0.5%
Automobile Manufacturers............................   0.7%
Beverages...........................................   0.6%
Broadcasting........................................   8.2%
Business Services...................................   7.2%
Computer Hardware...................................   3.9%
Computer Services & Software........................   1.7%
Consumer Products & Services........................   1.6%
Electronic Components & Equipment...................  11.4%
Financial-Bank & Trust..............................   6.2%
Financial Services..................................   3.4%
Food................................................   0.4%
Healthcare Services.................................   0.7%
Industrial Products.................................   1.8%
Insurance...........................................   3.0%
Machinery & Equipment...............................   0.2%
Metals & Mining.....................................   0.8%
Office Equipment....................................   1.2%
Oil & Gas...........................................   3.0%
Pharmaceuticals.....................................   4.5%
Real Estate.........................................   0.3%
Retail & Merchandising..............................   1.7%
Semiconductors......................................   2.6%
Telecommunications..................................  22.1%
Utilities...........................................   1.5%
                                                      -----
Total...............................................  90.0%
                                                      =====

- ------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 96.3%
AIRLINES -- 1.0%
    Midwest Express Holdings,
      Inc.*..........................    136,000   $  2,924,000
                                                   ------------
AUTOMOTIVE PARTS -- 0.7%
    Myers Industries, Inc. ..........    125,000      1,429,688
    TBC Corp.*.......................    177,000        818,625
                                                   ------------
                                                      2,248,313
                                                   ------------
BROADCASTING -- 1.5%
    Saga Communications, Inc.
      Cl-A*..........................    100,000      2,200,000
    Sinclair Broadcast Group,
      Inc.*..........................    200,000      2,200,000
                                                   ------------
                                                      4,400,000
                                                   ------------
BUILDING MATERIALS -- 9.8%
    Ameron International Corp. ......     40,000      1,430,000
    Florida Rock Industries, Inc. ...     60,000      2,137,500
    Genlyte Group, Inc.*.............      3,400         71,613
    Gibraltar Steel Corp. ...........    113,000      1,582,000
    Insituform Technologies, Inc.*...    160,000      4,340,000
    Lone Star Technologies, Inc.*....    128,000      5,919,999
    Modine Manufacturing Co. ........     80,000      2,160,000
    Republic Group, Inc. ............    189,000      1,701,000
    SCP Pool Corp.*..................    127,500      2,996,250
    Skyline Corp. ...................    115,000      2,472,500
    Thomas Industries, Inc. .........    140,000      2,476,250
    U.S. Aggregates, Inc. ...........    150,000      2,718,750
                                                   ------------
                                                     30,005,862
                                                   ------------
BUSINESS SERVICES -- 1.3%
    G & K Services, Inc. ............     10,700        268,169
    IT Group, Inc.*..................    330,000      1,608,750
    StaffMark, Inc.*.................    300,000      2,006,250
                                                   ------------
                                                      3,883,169
                                                   ------------
CHEMICALS -- 2.8%
    Arch Chemicals, Inc. ............    170,000      3,718,750
    Schulman, (A.), Inc. ............    105,000      1,266,563
    TETRA Technologies, Inc.*........    240,000      3,405,000
                                                   ------------
                                                      8,390,313
                                                   ------------
CLOTHING & APPAREL -- 1.0%
    Dan River, Inc. Cl-A*............    236,000      1,121,000
    Unifi, Inc.*.....................    160,000      1,980,000
                                                   ------------
                                                      3,101,000
                                                   ------------
COMPUTER HARDWARE -- 1.0%
    Analogic Corp. ..................     74,000      2,960,000
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 3.5%
    Analysts International Corp. ....    175,000      1,629,688
    CompuCom Systems, Inc.*..........    250,000        406,250
    Metro Information Services,
      Inc.*..........................     55,000        550,000
    Progress Software*...............    188,000      3,372,250
    SPSS, Inc.*......................    155,000      4,514,375
                                                   ------------
                                                     10,472,563
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 0.7%
    Culp, Inc. ......................    132,000        676,500
    Packaged Ice, Inc.*..............    350,000      1,443,750
                                                   ------------
                                                      2,120,250
                                                   ------------
CONTAINERS & PACKAGING -- 3.4%
    Aptargroup, Inc. ................    155,000      4,185,000

                                        SHARES        VALUE
                                        ------        -----
    Ivex Packaging Corp.*............    253,200   $  2,816,850
    Liqui-Box Corp. .................     68,000      3,366,000
                                                   ------------
                                                     10,367,850
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 8.3%
    Electro Rental Corp.*............    290,000      3,552,500
    FLIR Systems, Inc.*..............    180,000      1,170,000
    Franklin Electric Co., Inc. .....     45,000      3,048,750
    Landauer, Inc. ..................     62,000        964,875
    Littelfuse, Inc.*................    163,000      7,986,999
    Methode Electronics, Inc. Cl-A...    180,000      6,952,500
    Pioneer-Standard Electronics,
      Inc. ..........................    120,000      1,770,000
                                                   ------------
                                                     25,445,624
                                                   ------------
ENVIRONMENTAL SERVICES -- 1.2%
    Newpark Resources, Inc.*.........    315,000      2,972,813
    Waste Connections, Inc.*.........      6,900        136,275
    Waterlink, Inc.*.................    150,000        375,000
                                                   ------------
                                                      3,484,088
                                                   ------------
EQUIPMENT SERVICES -- 0.2%
    Unifirst Corp. ..................     60,000        472,500
                                                   ------------
FINANCIAL-BANK & TRUST -- 7.4%
    Community First Bankshares,
      Inc. ..........................    235,000      3,833,438
    First Republic Bank*.............    142,000      2,831,125
    Silicon Valley Bancshares*.......    300,000     12,787,499
    Southwest Bancorporation of
      Texas, Inc.*...................    146,000      3,029,500
                                                   ------------
                                                     22,481,562
                                                   ------------
FINANCIAL SERVICES -- 4.6%
    Allied Capital Corp. ............    270,000      4,589,999
    American Capital Strategies
      Ltd. ..........................    140,000      3,342,500
    First Financial Fund, Inc.**.....    280,000      2,292,500
    Medallion Financial Corp. .......     20,000        308,750
    Triad Guaranty, Inc.*............    153,000      3,509,438
                                                   ------------
                                                     14,043,187
                                                   ------------
FOOD -- 0.7%
    International Multifoods
      Corp. .........................    120,000      2,077,500
                                                   ------------
FURNITURE -- 1.1%
    Stanley Furniture Co., Inc.*.....    145,000      3,190,000
                                                   ------------
INSURANCE -- 5.1%
    Brown & Brown, Inc. .............    150,000      7,799,999
    Hilb, Rogal & Hamilton Co. ......     40,000      1,387,500
    Markel Corp.*....................     22,000      3,115,750
    Medical Assurance, Inc.*.........    160,000      1,800,000
    Presidential Life Corp. .........     90,000      1,248,750
                                                   ------------
                                                     15,351,999
                                                   ------------
LUMBER & WOOD PRODUCTS -- 0.6%
    Deltic Timber Corp. .............     80,000      1,675,000
                                                   ------------
MACHINERY & EQUIPMENT -- 3.6%
    Alamo Group, Inc. ...............     56,600        707,500
    Carbo Ceramics, Inc. ............     88,000      3,091,000
    Smith, (A.O.) Corp. .............    130,000      2,721,875
    TransTechnology Corp. ...........    132,000      1,452,000
    Woodward Governor Co. ...........    107,500      3,043,594
                                                   ------------
                                                     11,015,969
                                                   ------------

AST T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
MEDICAL SUPPLIES & EQUIPMENT -- 2.1%
    Ocular Sciences, Inc.*...........     60,000   $    705,000
    Owens & Minor, Inc. .............    335,000      5,757,813
                                                   ------------
                                                      6,462,813
                                                   ------------
METALS & MINING -- 1.9%
    Homestake Mining Co. ............    120,000        825,000
    Layne Christensen Co.*...........    113,000        508,500
    Material Sciences Corp.*.........    161,000      1,610,000
    Penn Virginia Corp. .............    120,000      2,955,000
                                                   ------------
                                                      5,898,500
                                                   ------------
OFFICE EQUIPMENT -- 4.1%
    Aaron Rents, Inc. Cl-A...........     49,900        779,688
    Aaron Rents, Inc. Cl-B...........    190,100      2,388,131
    CompX International, Inc. .......    165,000      3,351,563
    IDEX Corp. ......................    125,000      3,945,312
    McGrath Rentcorp.................    106,000      1,802,000
                                                   ------------
                                                     12,266,694
                                                   ------------
OIL & GAS -- 5.1%
    Chieftan International, Inc.*....    185,000      3,526,563
    Cross Timbers Oil Co. ...........    232,000      5,132,999
    Devon Energy Corp. ..............     40,000      2,247,500
    Forest Oil Corp.*................    290,000      4,621,875
                                                   ------------
                                                     15,528,937
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.8%
    CSS Industries, Inc.*............     40,000        817,500
    Wausau-Mosinee Paper Corp. ......    170,000      1,455,625
                                                   ------------
                                                      2,273,125
                                                   ------------
PERSONAL SERVICES -- 1.5%
    Matthews International Corp.
      Cl-A...........................    161,000      4,669,000
                                                   ------------
PETROLEUM EXPLORATION & PRODUCTION -- 0.5%
    Companie Generale de Geophysique
      SA [ADR].......................    100,000      1,362,500
                                                   ------------
PHARMACEUTICALS -- 1.0%
    Bone Care International, Inc.*...     75,000      1,767,188
    Coulter Pharmaceutical, Inc.*....     60,000      1,230,000
                                                   ------------
                                                      2,997,188
                                                   ------------
REAL ESTATE -- 5.6%
    Apartment Investment & Management
      Co. Cl-A [REIT]................     50,000      2,162,500
    Glenborough Realty Trust, Inc.
      [REIT].........................    260,000      4,533,749
    Innkeepers USA Trust [REIT]......    220,000      2,007,500
    Pacific Gulf Properties, Inc.
      [REIT].........................    130,000      3,258,125
    Parkway Co. [REIT]...............     58,000      1,769,000
    Sun Communities, Inc. [REIT].....     95,000      3,176,563
                                                   ------------
                                                     16,907,437
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
RESTAURANTS -- 4.4%
    Consolidated Products, Inc.*.....    190,000   $  1,710,000
    RARE Hospitality International,
      Inc.*..........................    165,000      4,661,250
    Ruby Tuesday, Inc. ..............    545,000      6,846,563
                                                   ------------
                                                     13,217,813
                                                   ------------
RETAIL & MERCHANDISING -- 4.3%
    Bon-Ton Stores, Inc.*............    130,000        300,625
    Casey's General Stores, Inc. ....    245,000      2,541,875
    Fred's, Inc. ....................    153,000      2,754,000
    Goody's Family Clothing*.........    250,000      1,375,000
    Hancock Fabrics, Inc. ...........    190,000        807,500
    Jo-Ann Stores, Inc. Cl-B*........    122,000        930,250
    Stein Mart, Inc.*................    425,000      4,356,250
                                                   ------------
                                                     13,065,500
                                                   ------------
TRANSPORTATION -- 2.2%
    Hub Group, Inc. Cl-A*............    105,000      1,568,438
    Landstar Systems, Inc.*..........     87,000      5,181,937
                                                   ------------
                                                      6,750,375
                                                   ------------
UTILITIES -- 3.3%
    Black Hills Corp. ...............    160,000      3,610,000
    Cleco Corp. .....................    105,000      3,517,500
    United Water Resources, Inc. ....     70,000      2,441,250
    Vectran Corp.*...................     30,000        521,250
                                                   ------------
                                                     10,090,000
                                                   ------------
TOTAL COMMON STOCK (Cost
  $298,578,387)......................               291,600,631
                                                   ------------
PREFERRED STOCK -- 0.5%
    OIL & GAS
    Cross Timbers Oil Co. $1.5625
      Cl-A
    (Cost $1,188,022)................     33,000      1,551,000
                                                   ------------
                                          PAR
                                         (000)
                                       ---------
COMMERCIAL PAPER -- 1.3%
    UBS Finance, Inc.
      7.05%, 07/05/00
    (Cost $3,996,867)................  $   4,000      3,996,867
                                                   ------------
                                        SHARES
                                       ---------
SHORT-TERM INVESTMENTS -- 1.5%
    Temporary Investment Cash Fund
    (Cost $4,447,075)................  4,447,075      4,447,075
                                                   ------------
TOTAL INVESTMENTS -- 99.6%
  (Cost $308,210,351)................               301,595,573
OTHER ASSETS LESS
  LIABILITIES -- 0.4%................                 1,159,208
                                                   ------------
NET ASSETS -- 100.0%.................              $302,754,781
                                                   ============

- ------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

** Closed-end fund.

See Notes to Financial Statements.

AST MARSICO CAPITAL GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
COMMON STOCK -- 96.1%
ADVERTISING -- 1.0%
    Omnicom Group, Inc. ...........    213,277   $   18,994,983
                                                 --------------
AEROSPACE -- 3.2%
    General Dynamics Corp. ........    497,224       25,979,954
    General Motors Corp. Cl-H*.....    390,878       34,299,545
                                                 --------------
                                                     60,279,499
                                                 --------------
AUTOMOBILE MANUFACTURERS -- 1.0%
    Ford Motor Co. ................    458,158       19,700,794
                                                 --------------
AUTOMOTIVE PARTS -- 0.3%
    Delphi Automotive Systems
      Corp. .......................    342,332        5,028,001
    Visteon Corp.*.................     59,988          727,355
                                                 --------------
                                                      5,755,356
                                                 --------------
BEVERAGES -- 3.2%
    Anheuser-Busch Companies,
      Inc. ........................    341,766       25,525,648
    Coca-Cola Co. .................    339,310       19,489,118
    Coca-Cola Enterprises, Inc. ...    434,193        7,082,773
    Pepsi Bottling Group, Inc. ....    284,968        8,317,504
                                                 --------------
                                                     60,415,043
                                                 --------------
BROADCASTING -- 2.0%
    Clear Channel Communications,
      Inc.*........................    400,978       30,073,350
    UnitedGlobalCom, Inc. Cl-A*....    185,678        8,680,447
                                                 --------------
                                                     38,753,797
                                                 --------------
COMPUTER HARDWARE -- 5.6%
    EMC Corp.*.....................  1,378,554      106,062,498
                                                 --------------
COMPUTER SERVICES & SOFTWARE -- 13.3%
    Adobe Systems, Inc. ...........    342,166       44,481,580
    Cisco Systems, Inc.*...........    566,601       36,014,576
    Microsoft Corp.*...............    237,903       19,032,240
    Oracle Corp.*..................  1,127,853       94,810,142
    Sun Microsystems, Inc.*........    597,101       54,298,872
    Veritas Software Corp.*........     30,648        3,463,703
                                                 --------------
                                                    252,101,113
                                                 --------------
CONGLOMERATES -- 4.0%
    Corning, Inc. .................    280,061       75,581,462
                                                 --------------
CONSTRUCTION -- 0.2%
    M.D.C. Holdings, Inc. .........    165,770        3,087,466
                                                 --------------
CONSUMER PRODUCTS & SERVICES -- 0.2%
    Estee Lauder Companies, Inc.
      Cl-A.........................     94,698        4,681,632
                                                 --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 9.5%
    Agilent Technologies, Inc.*....    332,807       24,544,516
    Flextronics International
      Ltd.*........................    259,925       17,853,598
    General Electric Co. ..........  1,163,994       59,363,694
    Sony Corp. ....................    296,405       27,954,697
    Texas Instruments, Inc. .......    706,210       48,507,799
    The Titan Corp.*...............     61,789        2,765,058
                                                 --------------
                                                    180,989,362
                                                 --------------

                                      SHARES         VALUE
                                      ------         -----
ENERGY SERVICES -- 0.7%
    Halliburton Co. ...............    276,133   $   13,030,026
                                                 --------------
ENTERTAINMENT & LEISURE -- 2.8%
    Time Warner, Inc. .............    699,009       53,124,684
                                                 --------------
FINANCIAL-BANK & TRUST -- 0.7%
    Northern Trust Corp. ..........    219,523       14,282,715
                                                 --------------
FINANCIAL SERVICES -- 9.6%
    American Express Co. ..........    156,816        8,174,034
    Citigroup, Inc. ...............    984,629       59,323,897
    Fannie Mae.....................  1,128,893       58,914,103
    Morgan Stanley Dean Witter &
      Co. .........................    684,495       56,984,209
                                                 --------------
                                                    183,396,243
                                                 --------------
HOTELS & MOTELS -- 1.8%
    Four Seasons Hotels, Inc. .....    561,121       34,894,712
                                                 --------------
INTERNET SERVICES -- 2.1%
    America Online, Inc.*..........    763,882       40,294,776
                                                 --------------
OIL & GAS -- 3.7%
    BP Amoco PLC [ADR].............    636,425       35,997,789
    Schlumberger Ltd. .............    464,033       34,628,463
                                                 --------------
                                                     70,626,252
                                                 --------------
PAPER & FOREST PRODUCTS -- 1.0%
    Kimberly-Clark Corp. ..........    337,375       19,356,891
                                                 --------------
PHARMACEUTICALS -- 7.8%
    Genentech, Inc.*...............    615,743      105,907,796
    Priority Healthcare Corp.
      Cl-B*........................    585,336       43,497,782
                                                 --------------
                                                    149,405,578
                                                 --------------
RETAIL & MERCHANDISING -- 8.7%
    Costco Companies, Inc.*........    587,618       19,391,394
    Home Depot, Inc. ..............  1,074,682       53,666,932
    Tiffany & Co. .................    471,817       31,847,648
    Wal-Mart Stores, Inc. .........  1,070,490       61,686,986
                                                 --------------
                                                    166,592,960
                                                 --------------
SEMICONDUCTORS -- 3.1%
    Applied Materials, Inc.*.......    607,368       55,042,725
    Chartered Semiconductor
      Manufacturing [ADR]*.........     50,000        4,500,000
                                                 --------------
                                                     59,542,725
                                                 --------------
TELECOMMUNICATIONS -- 10.3%
    Comcast Corp. Cl-A*............    981,079       39,733,700
    Ericsson, (L.M.) Telephone Co.
      [ADR]........................    855,446       17,108,920
    Nortel Networks Corp. NY
      Reg.*........................    540,859       36,913,627
    SBC Communications, Inc. ......    212,513        9,191,187
    Sprint Corp. (PCS Group)*......    998,244       59,395,518
    Vodafone AirTouch PLC [ADR]....    812,645       33,673,977
                                                 --------------
                                                    196,016,929
                                                 --------------

AST MARSICO CAPITAL GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
TRANSPORTATION -- 0.3%
    United Parcel Service, Inc.
      Cl-B.........................    108,280   $    6,388,520
                                                 --------------
TOTAL COMMON STOCK
  (Cost $1,440,866,221)............               1,833,356,016
                                                 --------------
                                        PAR
                                       (000)
                                       -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.9%
    Federal Home Loan Bank   6.48%,
      07/03/00
    (Cost $74,773,072).............  $  74,800       74,773,072
                                                 --------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $1,515,639,293)............               1,908,129,088
OTHER ASSETS LESS
  LIABILITIES -- 0.0%..............                     445,347
                                                 --------------
NET ASSETS -- 100.0%...............              $1,908,574,435
                                                 ==============

- ------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST COHEN & STEERS REALTY PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 95.8%
APARTMENT/RESIDENTIAL -- 18.9%
    Apartment Investment & Management
      Co. Cl-A [REIT].................     66,500   $ 2,876,125
    Archstone Communities Trust
      [REIT]..........................    142,000     3,274,875
    Avalonbay Communities, Inc.
      [REIT]..........................     75,900     3,168,825
    Equity Residential Properties
      Trust [REIT]....................     80,500     3,702,999
    Essex Property Trust, Inc.
      [REIT]..........................     31,900     1,339,800
    Smith, (Charles E.) Residential
      Realty, Inc. ...................     25,600       972,800
    United Dominion Realty Trust, Inc.
      [REIT] .........................    144,900     1,593,900
                                                    -----------
                                                     16,929,324
                                                    -----------
COMMUNITY CENTER -- 2.5%
    Kimco Realty Corp. [REIT].........     54,600     2,238,600
                                                    -----------
DIVERSIFIED -- 13.5%
    Brookfield Properties Corp........    178,300     2,364,626
    Cresent Real Estate Equities
      Co..............................    156,800     3,214,400
    Vornado Realty Trust [REIT].......    189,600     6,588,600
                                                    -----------
                                                     12,167,626
                                                    -----------
HEALTH CARE -- 5.7%
    Health Care Property Investors,
      Inc. [REIT].....................    118,300     3,223,675
    Nationwide Health Properties,
      Inc.............................    138,600     1,931,738
                                                    -----------
                                                      5,155,413
                                                    -----------
HEALTHCARE SERVICES -- 0.6%
    Manor Care, Inc.*.................     80,100       560,700
                                                    -----------
HOTELS & MOTELS -- 6.7%
    Host Marriott Corp. ..............    231,600     2,171,250
    MeriStar Hospitality Corp. .......     40,000       840,000
    Starwood Hotels & Resorts
      Worldwide, Inc. [REIT]..........     94,300     3,047,069
                                                    -----------
                                                      6,058,319
                                                    -----------
INDUSTRIAL -- 8.2%
    AMB Property Corp. [REIT].........    165,500     3,775,469
    First Industrial Realty Trust,
      Inc. [REIT].....................      5,600       165,200
    Prologis Trust [REIT].............    162,400     3,461,150
                                                    -----------
                                                      7,401,819
                                                    -----------

                                         SHARES        VALUE
                                         ------        -----
INTERNET SERVICES -- 2.4%
    Frontline Capital Group*..........     99,600   $ 2,122,725
                                                    -----------
OFFICE -- 16.6%
    Arden Realty, Inc. [REIT].........    146,400     3,440,400
    Equity Office Properties Trust
      [REIT]..........................    151,200     4,167,450
    Highwoods Properties, Inc.
      [REIT]..........................     38,300       919,200
    Mack-Cali Realty Corp. [REIT].....    195,600     5,024,474
    SL Green Realty Corp. [REIT]......     50,600     1,353,550
                                                    -----------
                                                     14,905,074
                                                    -----------
OFFICE/INDUSTRIAL -- 9.6%
    Boston Properties, Inc. [REIT]....     77,800     2,970,988
    PS Business Parks, Inc. [REIT]....     33,800       811,200
    Reckson Associates Realty Corp.
      [REIT]..........................     67,500     1,603,125
    Spieker Properties, Inc. [REIT]...     69,700     3,293,325
                                                    -----------
                                                      8,678,638
                                                    -----------
REGIONAL MALL -- 11.1%
    General Growth Properties, Inc.
      [REIT]..........................     79,300     2,517,775
    Macerich Co. [REIT]...............     55,200     1,217,850
    Rouse Co. [REIT]..................     86,200     2,133,450
    Simon Property Group, Inc.
      [REIT]..........................     83,200     1,846,000
    Taubman Centers, Inc. [REIT]......     43,400       477,400
    Weingarten Realty Investors
      [REIT]..........................     44,000     1,776,500
                                                    -----------
                                                      9,968,975
                                                    -----------
TOTAL COMMON STOCK
  (Cost $85,432,507)..................               86,187,213
                                                    -----------
SHORT-TERM INVESTMENTS -- 2.4%
    Temporary Investment Cash Fund....  1,069,613     1,069,613
    Temporary Investment Fund.........  1,069,612     1,069,612
                                                    -----------
    (Cost $2,139,225).................                2,139,225
                                                    -----------
TOTAL INVESTMENTS -- 98.2%
  (Cost $87,571,732)..................               88,326,438
OTHER ASSETS LESS
  LIABILITIES -- 1.8%.................                1,659,416
                                                    -----------
NET ASSETS -- 100.0%..................              $89,985,854
                                                    ===========

- ------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST LORD ABBETT SMALL CAP VALUE PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 92.6%
AEROSPACE -- 2.6%
    AAR Corp. .......................    123,600   $  1,483,200
    Alliant Techsystems, Inc.*.......     25,000      1,685,938
                                                   ------------
                                                      3,169,138
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 2.5%
    Oshkosh Truck Corp. .............     85,000      3,038,750
                                                   ------------
AUTOMOTIVE PARTS -- 2.3%
    American Axle & Manufacturing
      Holdings, Inc.*................     45,000        638,438
    Superior Industries
      International, Inc.............     85,000      2,188,750
                                                   ------------
                                                      2,827,188
                                                   ------------
BEVERAGES -- 1.5%
    Robert Mondavi Corp. Cl-A*.......     62,500      1,917,969
                                                   ------------
BROADCASTING -- 0.3%
    Salem Communications Corp.
      Cl-A*..........................     45,700        424,153
                                                   ------------
BUILDING MATERIALS -- 3.6%
    American Woodmark Corp. .........     13,000        266,500
    Florida Rock Industries, Inc. ...     23,000        819,375
    Hughes Supply, Inc. .............     65,000      1,283,750
    Simpson Manufacturing Co.,
      Inc.*..........................     45,000      2,151,563
                                                   ------------
                                                      4,521,188
                                                   ------------
BUSINESS SERVICES -- 2.4%
    American Management Systems,
      Inc.*..........................     52,000      1,707,063
    Baker, (Michael) Corp.*..........     40,000        260,000
    CIBER, Inc.*.....................     75,000        993,750
                                                   ------------
                                                      2,960,813
                                                   ------------
CHEMICALS -- 1.5%
    Fuller, (H.B.) Co. ..............     41,000      1,868,063
                                                   ------------
CLOTHING & APPAREL -- 3.1%
    AnnTaylor Stores Corp.*..........     36,700      1,215,688
    Cutter & Buck, Inc.*.............     42,900        340,519
    Pacific Sunwear of California,
      Inc.*..........................     50,000        937,500
    Phillips-Van Heusen Corp.........    145,000      1,377,499
                                                   ------------
                                                      3,871,206
                                                   ------------
COMPUTER HARDWARE -- 0.4%
    Analogic Corp. ..................     10,900        436,000
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 6.3%
    Analysts International Corp. ....     38,700        360,394
    Datastream Systems, Inc.*........    145,400      1,817,499
    Kronos, Inc.*....................     44,500      1,157,000
    Metro Information Services,
      Inc.*..........................     38,000        380,000
    Micros Systems, Inc.*............     46,200        857,588
    Systems & Computer Technology
      Corp.*.........................    165,000      3,299,999
                                                   ------------
                                                      7,872,480
                                                   ------------
CONSTRUCTION -- 0.8%
    Granite Construction, Inc........     40,000        980,000
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
CONSUMER PRODUCTS & SERVICES -- 1.2%
    Church and Dwight Co., Inc.......     80,000   $  1,440,000
                                                   ------------
CONTAINERS & PACKAGING -- 1.9%
    Ivex Packaging Corp.*............    215,000      2,391,875
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 12.8%
    Anixter International, Inc.*.....     22,600        598,900
    Kent Electronics Corp.*..........     85,000      2,534,063
    Moog, Inc. Cl-A*.................     75,900      2,001,863
    Rogers Corp.*....................    140,000      4,899,999
    Sensormatic Electronics Corp.*...    220,000      3,478,749
    Teleflex, Inc....................     35,000      1,297,188
    Woodhead Industries, Inc.........     60,900      1,111,425
                                                   ------------
                                                     15,922,187
                                                   ------------
FINANCIAL-BANK & TRUST -- 2.7%
    Doral Financial Corp.............    180,000      2,058,749
    East West Bancorp, Inc...........     62,900        904,188
    UCBH Holdings, Inc...............     14,600        389,638
                                                   ------------
                                                      3,352,575
                                                   ------------
FINANCIAL SERVICES -- 1.3%
    Financial Federal Corp.*.........     90,000      1,563,750
                                                   ------------
FOOD -- 3.9%
    Dreyer's Grand Ice Cream, Inc....    134,400      2,822,400
    Smithfield Foods, Inc.*..........     70,000      1,964,375
                                                   ------------
                                                      4,786,775
                                                   ------------
FURNITURE -- 0.8%
    Furniture Brands International,
      Inc.*..........................     65,000        983,125
                                                   ------------
INDUSTRIAL PRODUCTS -- 4.9%
    Carlisle Companies, Inc..........     65,000      2,925,000
    Lydall, Inc.*....................     61,400        652,375
    MSC Industrial Direct Co.,
      Inc.*..........................     65,000      1,360,938
    Robbins & Myers, Inc.............     50,000      1,140,625
                                                   ------------
                                                      6,078,938
                                                   ------------
MACHINERY & EQUIPMENT -- 11.0%
    Astec Industries, Inc.*..........     11,600        294,350
    BEI Technologies, Inc............     70,500      1,802,156
    Gardner Denver, Inc.*............     49,700        888,388
    National-Oilwell, Inc.*..........    120,000      3,944,999
    Nordson Corp.....................     30,200      1,528,875
    Precision Castparts Corp.........     42,000      1,900,499
    SPS Technologies, Inc.*..........     43,000      1,765,688
    Universal Compression Holdings,
      Inc.*..........................     47,700      1,597,950
                                                   ------------
                                                     13,722,905
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 5.1%
    ICU Medical, Inc.*...............     53,000      1,431,000
    Invacare Corp....................    120,000      3,150,000
    Mentor Corp......................     62,800      1,707,375
                                                   ------------
                                                      6,288,375
                                                   ------------

AST LORD ABBETT SMALL CAP VALUE PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
METALS & MINING -- 1.7%
    Carpenter Technology Corp........     36,000   $    760,500
    RTI International Metals,
      Inc.*..........................     40,000        455,000
    Shaw Group, Inc.*................     18,300        862,388
                                                   ------------
                                                      2,077,888
                                                   ------------
OIL & GAS -- 7.1%
    Basin Exploration, Inc.*.........     95,000      1,698,125
    Forest Oil Corp.*................     65,000      1,035,938
    Helmerich & Payne, Inc...........    100,300      3,560,649
    Marine Drilling Co., Inc.*.......     68,400      1,825,425
    Oceaneering International,
      Inc.*..........................     40,000        760,000
                                                   ------------
                                                      8,880,137
                                                   ------------
PHARMACEUTICALS -- 1.0%
    ChiRex, Inc.*....................     59,300      1,186,000
                                                   ------------
PRINTING & PUBLISHING -- 4.5%
    Houghton Mifflin Co.*............     32,000      1,494,000
    Scholastic Corp.*................     67,200      4,107,600
                                                   ------------
                                                      5,601,600
                                                   ------------
RESTAURANTS -- 0.5%
    BUCA, Inc.*......................     37,600        587,500
                                                   ------------
RETAIL & MERCHANDISING -- 2.5%
    Coldwater Creek, Inc.*...........     42,100      1,268,263
    Good Guys, Inc.*.................    131,900        478,138
    Shopko Stores, Inc.*.............     85,000      1,306,874
                                                   ------------
                                                      3,053,275
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
TELECOMMUNICATIONS -- 1.3%
    Commscope, Inc.*.................     39,600   $  1,623,600
                                                   ------------
TRANSPORTATION -- 1.1%
    Heartland Express, Inc.*.........     28,100        468,919
    Swift Transportation Co.,
      Inc.*..........................     60,200        842,800
                                                   ------------
                                                      1,311,719
                                                   ------------
TOTAL COMMON STOCK
  (Cost $99,388,550).................               114,739,172
                                                   ------------
SHORT-TERM INVESTMENTS -- 7.7%
    Temporary Investment Cash Fund...  4,743,118      4,743,118
    Temporary Investment Fund........  4,743,117      4,743,117
                                                   ------------
    (Cost $9,486,235)................                 9,486,235
                                                   ------------
TOTAL INVESTMENTS -- 100.3%
  (Cost $108,874,785)................               124,225,407
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.3%)...................                  (347,031)
                                                   ------------
NET ASSETS -- 100.0%.................              $123,878,376
                                                   ============

- ------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 98.0%
AEROSPACE -- 1.2%
    Boeing Co. ......................    125,800   $  5,260,013
    Honeywell International, Inc. ...     44,800      1,509,200
    Northrop Grumman Corp. ..........     31,600      2,093,500
                                                   ------------
                                                      8,862,713
                                                   ------------
AIRLINES -- 0.1%
    AMR Corp.*.......................     38,596      1,020,382
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.8%
    Ford Motor Co. ..................     89,700      3,857,100
    General Motors Corp. ............     38,582      2,240,167
                                                   ------------
                                                      6,097,267
                                                   ------------
AUTOMOTIVE PARTS -- 0.3%
    Genuine Parts Co. ...............     60,119      1,202,380
    Goodyear Tire & Rubber Co. ......     35,700        714,000
    Visteon Corp.*...................     11,745        142,404
                                                   ------------
                                                      2,058,784
                                                   ------------
BEVERAGES -- 0.9%
    Anheuser-Busch Companies,
      Inc. ..........................     10,700        799,156
    Coca-Cola Co. ...................     68,500      3,934,469
    PepsiCo, Inc. ...................     44,100      1,959,694
                                                   ------------
                                                      6,693,319
                                                   ------------
CHEMICALS -- 1.5%
    Dow Chemical Co. ................    145,500      4,392,281
    Eastman Chemical Co. ............     89,800      4,287,950
    Union Carbide Corp. .............     46,400      2,296,800
                                                   ------------
                                                     10,977,031
                                                   ------------
CLOTHING & APPAREL -- 0.3%
    V.F. Corp. ......................     95,375      2,283,039
                                                   ------------
COMPUTER HARDWARE -- 6.9%
    Apple Computer, Inc.*............     55,600      2,912,050
    Compaq Computer Corp. ...........    120,400      3,077,725
    Dell Computer Corp.*.............    138,000      6,805,125
    EMC Corp.*.......................    135,800     10,448,113
    Gateway, Inc.*...................     56,900      3,229,075
    Hewlett-Packard Co...............     95,200     11,888,100
    International Business Machines
      Corp...........................     88,000      9,641,500
    Seagate Technology, Inc.*........     33,800      1,859,000
                                                   ------------
                                                     49,860,688
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 11.0%
    Autodesk, Inc. ..................     53,700      1,862,719
    Cisco Systems, Inc.*.............    416,000     26,441,999
    Computer Associates
      International, Inc. ...........     60,400      3,091,725
    Computer Sciences Corp.*.........     10,100        754,344
    Microsoft Corp.*.................    248,600     19,887,999
    Oracle Corp.*....................    172,800     14,526,000
    Sun Microsystems, Inc.*..........    111,400     10,130,438
    Veritas Software Corp.*..........     19,100      2,158,598
                                                   ------------
                                                     78,853,822
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
CONGLOMERATES -- 2.6%
    Corning, Inc. ...................     11,700   $  3,157,538
    Minnesota Mining & Manufacturing
      Co. ...........................     49,000      4,042,500
    Philip Morris Companies, Inc. ...    295,700      7,854,530
    Tyco International Ltd. .........     75,500      3,576,813
                                                   ------------
                                                     18,631,381
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 0.4%
    Procter & Gamble Co. ............     19,700      1,127,825
    Whirlpool Corp. .................     42,500      1,981,563
                                                   ------------
                                                      3,109,388
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 6.2%
    General Electric Co. ............    596,600     30,426,600
    KLA-Tencor Corp.*................     40,000      2,342,500
    Tektronix, Inc. .................      8,500        618,375
    Teradyne, Inc.*..................     24,500      1,800,750
    Texas Instruments, Inc. .........    139,600      9,588,775
                                                   ------------
                                                     44,777,000
                                                   ------------
ENTERTAINMENT & LEISURE -- 2.8%
    Disney, (Walt) Co. ..............    154,900      6,012,056
    Time Warner, Inc. ...............     66,400      5,046,400
    Viacom, Inc. Cl-B*...............    140,200      9,559,888
                                                   ------------
                                                     20,618,344
                                                   ------------
EQUIPMENT SERVICES -- 0.1%
    Polaroid Corp.*..................     55,000        993,438
                                                   ------------
FINANCIAL-BANK & TRUST -- 3.5%
    Bank of America Corp. ...........    165,700      7,125,099
    Bank One Corp. ..................    158,200      4,202,188
    Chase Manhattan Corp. ...........     23,400      1,077,863
    First Union Corp. ...............    174,100      4,319,856
    KeyCorp..........................     61,600      1,085,700
    MBNA Corp. ......................     30,600        830,025
    Morgan, (J.P.) & Co., Inc. ......     30,000      3,303,750
    National City Corp. .............    144,700      2,468,944
    Union Planters Corp. ............     39,800      1,111,913
                                                   ------------
                                                     25,525,338
                                                   ------------
FINANCIAL SERVICES -- 7.9%
    American Express Co. ............     91,500      4,769,438
    Citigroup, Inc. .................    251,700     15,164,924
    Fannie Mae.......................     81,900      4,274,156
    Fleet Financial Group, Inc. .....    151,100      5,137,400
    Freddie Mac......................     26,600      1,077,300
    Golden West Financial Corp. .....     70,700      2,885,444
    Lehman Brothers Holdings,
      Inc. ..........................     56,600      5,352,238
    MBIA, Inc. ......................     15,600        751,725
    Merrill Lynch & Co., Inc. .......     65,400      7,521,000
    Morgan Stanley Dean Witter &
      Co. ...........................     65,800      5,477,850
    Paine Webber Group, Inc. ........     11,600        527,800
    Wells Fargo & Co. ...............    118,600      4,595,750
                                                   ------------
                                                     57,535,025
                                                   ------------

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
FOOD -- 1.6%
    Archer Daniels Midland Co. ......    383,500   $  3,763,093
    ConAgra, Inc. ...................    125,000      2,382,813
    Great Atlantic & Pacific Tea Co.,
      Inc. ..........................     85,700      1,424,763
    Heinz, (H.J.) Co. ...............     37,800      1,653,750
    Supervalu, Inc. .................    126,900      2,419,031
                                                   ------------
                                                     11,643,450
                                                   ------------
HEALTHCARE SERVICES -- 0.7%
    Amgen, Inc.*.....................     67,200      4,720,800
                                                   ------------
INSURANCE -- 2.5%
    Aetna, Inc. .....................     49,100      3,151,606
    American General Corp. ..........      9,100        555,100
    American International Group,
      Inc. ..........................     64,300      7,555,251
    Chubb Corp. .....................     34,900      2,146,350
    MGIC Investment Corp. ...........     35,600      1,619,800
    St. Paul Companies, Inc. ........     89,035      3,038,319
                                                   ------------
                                                     18,066,426
                                                   ------------
INTERNET SERVICES -- 1.0%
    America Online, Inc.*............     72,000      3,798,000
    Yahoo!, Inc.*....................     27,600      3,418,950
                                                   ------------
                                                      7,216,950
                                                   ------------
MACHINERY & EQUIPMENT -- 0.5%
    Black & Decker Corp. ............     43,000      1,690,438
    Deere & Co. .....................     52,900      1,957,300
                                                   ------------
                                                      3,647,738
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.2%
    Abbott Laboratories..............    149,400      6,657,638
    Johnson & Johnson Co. ...........     72,800      7,416,499
    Medtronic, Inc. .................     43,800      2,181,788
                                                   ------------
                                                     16,255,925
                                                   ------------
METALS & MINING -- 0.2%
    Alcan Aluminum Ltd. .............     30,500        945,500
    Alcoa, Inc. .....................     15,200        440,800
                                                   ------------
                                                      1,386,300
                                                   ------------
OIL & GAS -- 9.0%
    Amerada Hess Corp. ..............     61,000      3,766,750
    Ashland, Inc. ...................     85,100      2,983,819
    Chevron Corp. ...................     75,300      6,386,380
    Conoco, Inc. Cl-B*...............    165,300      4,060,181
    Exxon Mobil Corp. ...............    218,200     17,142,337
    Kerr-McGee Corp. ................     72,200      4,255,288
    Occidental Petroleum Corp. ......    184,600      3,888,138
    Phillips Petroleum Co. ..........     85,400      4,328,713
    Royal Dutch Petroleum Co. .......    121,400      7,473,687
    Sunoco, Inc. ....................    125,000      3,679,688
    Texaco, Inc. ....................    100,400      5,346,300
    Tosco Corp. .....................     65,500      1,874,938
                                                   ------------
                                                     65,186,219
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
PAPER & FOREST PRODUCTS -- 0.6%
    International Paper Co. .........     43,855   $  1,307,427
    Westvaco Corp. ..................    135,200      3,354,650
                                                   ------------
                                                      4,662,077
                                                   ------------
PHARMACEUTICALS -- 9.0%
    American Home Products Corp. ....     57,900      3,401,625
    Bristol-Meyers Squibb Co. .......    127,800      7,444,350
    Lilly, (Eli) & Co. ..............     84,400      8,429,450
    Merck & Co., Inc. ...............    174,700     13,386,387
    Pfizer, Inc. ....................    523,550     25,130,399
    Pharmacia Corp. .................     89,800      4,641,538
    Schering-Plough Corp. ...........     59,300      2,994,650
                                                   ------------
                                                     65,428,399
                                                   ------------
PRINTING & PUBLISHING -- 0.4%
    Dow Jones & Co., Inc. ...........     36,600      2,680,950
                                                   ------------
RAILROADS -- 0.3%
    Norfolk Southern Corp. ..........    135,900      2,021,513
    Union Pacific Corp. .............     13,600        505,750
                                                   ------------
                                                      2,527,263
                                                   ------------
RETAIL & MERCHANDISING -- 4.0%
    Dillard's, Inc. Cl-A.............     95,900      1,174,775
    Federated Department Stores,
      Inc.*..........................     66,900      2,257,875
    Home Depot, Inc. ................    134,200      6,701,613
    May Department Stores Co. .......     47,600      1,142,400
    Sears, Roebuck & Co. ............    116,900      3,813,863
    Wal-Mart Stores, Inc. ...........    239,900     13,824,237
                                                   ------------
                                                     28,914,763
                                                   ------------
SEMICONDUCTORS -- 6.1%
    Advanced Micro Devices, Inc.*....     32,400      2,502,900
    Applied Materials, Inc.*.........     68,800      6,235,000
    Intel Corp. .....................    225,400     30,133,162
    LSI Logic Corp.*.................     41,300      2,235,363
    Micron Technology, Inc.*.........     33,500      2,950,094
                                                   ------------
                                                     44,056,519
                                                   ------------
TELECOMMUNICATIONS -- 9.7%
    Andrew Corp.*....................     57,100      1,916,419
    AT&T Corp. ......................    160,700      5,082,138
    Bell Atlantic Corp.*.............    113,100      5,746,894
    BellSouth Corp. .................     59,000      2,514,875
    GTE Corp. .......................    119,800      7,457,549
    Lucent Technologies, Inc. .......    147,500      8,739,374
    Motorola, Inc. ..................    162,271      4,716,001
    Nortel Networks Corp. NY Reg.*...    187,600     12,803,699
    QUALCOMM, Inc.*..................     65,500      3,930,000
    SBC Communications, Inc. ........    112,300      4,856,975
    Scientific-Atlanta, Inc. ........     11,700        871,650
    Sprint Corp. (FON Group).........     25,700      1,310,700
    U.S. West, Inc. .................     79,700      6,834,275
    WorldCom, Inc.*..................     85,700      3,931,488
                                                   ------------
                                                     70,712,037
                                                   ------------
TRANSPORTATION -- 0.2%
    CSX Corp. .......................     61,200      1,296,675
                                                   ------------

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
UTILITIES -- 3.5%
    AES Corp.*.......................     72,800   $  3,321,500
    Ameren Corp. ....................    103,900      3,506,625
    American Electric Power Co.,
      Inc. ..........................    162,160      4,803,989
    Cinergy Corp. ...................      3,600         91,575
    FirstEnergy Corp. ...............     50,000      1,168,750
    GPU, Inc. .......................    120,200      3,252,913
    New Century Energies, Inc. ......    108,900      3,341,869
    PG&E Corp. ......................    148,129      3,647,677
    Southern Co. ....................    112,100      2,613,331
                                                   ------------
                                                     25,748,229
                                                   ------------
TOTAL COMMON STOCK
  (Cost $687,938,259)................               712,047,679
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
SHORT-TERM INVESTMENTS -- 1.7%
    Temporary Investment Cash Fund...  6,025,141   $  6,025,141
    Temporary Investment Fund........  6,025,140      6,025,140
                                                   ------------
    (Cost $12,050,281)...............                12,050,281
                                                   ------------
TOTAL INVESTMENTS -- 99.7%
  (Cost $699,988,540)................               724,097,960
OTHER ASSETS LESS
  LIABILITIES -- 0.3%................                 1,816,504
                                                   ------------
NET ASSETS -- 100.0%.................              $725,914,464
                                                   ============

- ------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST KEMPER SMALL-CAP GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
COMMON STOCK -- 95.2%
AEROSPACE -- 0.3%
    Remec, Inc.*...................     76,400   $    3,199,250
                                                 --------------
AUTOMOTIVE PARTS -- 1.2%
    Copart, Inc.*..................    795,400       12,726,400
                                                 --------------
BROADCASTING -- 0.7%
    Cumulus Media, Inc.*...........    858,900        7,837,463
                                                 --------------
BUILDING MATERIALS -- 2.7%
    Simpson Manufacturing Co.,
      Inc.*........................    115,200        5,508,000
    Trex Co., Inc.*................    467,100       23,355,000
                                                 --------------
                                                     28,863,000
                                                 --------------
BUSINESS SERVICES -- 5.4%
    AnswerThink Consulting Group,
      Inc.*........................    357,300        5,940,113
    Digital Courier Technologies,
      Inc.*........................    993,200        6,331,650
    ITXC Corp.*....................     67,300        2,382,841
    Korn/Ferry International*......    345,200       10,960,100
    Micromuse, Inc.*...............    137,400       22,737,552
    Newgen Results Corp.*..........    306,800        5,062,200
    RSA Security, Inc.*............     68,600        4,750,550
                                                 --------------
                                                     58,165,006
                                                 --------------
CHEMICALS -- 1.4%
    Cabot Microelectronics
      Corp.*.......................    325,400       14,887,050
                                                 --------------
CLOTHING & APPAREL -- 2.1%
    David's Bridal, Inc.*..........    296,300        3,425,969
    Gildan Activewear, Inc.
      Cl-A*........................    405,200       14,891,099
    Pacific Sunwear of California,
      Inc.*........................    218,350        4,094,063
                                                 --------------
                                                     22,411,131
                                                 --------------
COMPUTER HARDWARE -- 5.0%
    Cobalt Networks, Inc.*.........    272,700       15,782,513
    Mercury Computer Systems,
      Inc.*........................    238,300        7,700,069
    Silicon Storage Technology,
      Inc.*........................    347,100       30,653,268
                                                 --------------
                                                     54,135,850
                                                 --------------
COMPUTER SERVICES & SOFTWARE -- 20.9%
    Advent Software, Inc.*.........    341,400       22,020,300
    Braun Consulting, Inc.*........    359,000        7,583,875
    Brooks Automation, Inc.*.......    188,400       12,045,825
    BSQUARE Corp.*.................    571,800       12,829,763
    Information Architects
      Corp.*.......................    653,500        4,533,656
    ISS Group, Inc.*...............    315,600       31,160,568
    Mercator Software, Inc.*.......    401,800       27,623,749
    Mercury Interactive Corp.*.....    283,600       27,438,300
    National Computer Systems,
      Inc. ........................    184,500        9,086,625
    National Information
      Consortium, Inc. ............  1,090,200       12,401,025
    Numerical Technologies,
      Inc.*........................     43,000        2,090,875
    Pinnacle Systems, Inc.*........  1,182,900       26,596,767
    Precise Software Solutions
      Ltd.*........................      8,400          201,600
    Quintus Corp.*.................    493,300        9,796,630

                                      SHARES         VALUE
                                      ------         -----
    Radisys Corp.*.................    227,700   $   12,921,975
    Viador, Inc.*..................    598,500        9,501,188
                                                 --------------
                                                    227,832,721
                                                 --------------
CONSUMER PRODUCTS & SERVICES -- 2.0%
    JAKKS Pacific, Inc.*...........    462,700        6,824,825
    Rent-A-Center, Inc.*...........    470,700       10,590,750
    Steiner Leisure Ltd.*..........    175,700        3,975,213
                                                 --------------
                                                     21,390,788
                                                 --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 6.9%
    Burr-Brown Corp.*..............    214,950       18,633,478
    Power-One, Inc.*...............    414,750       47,255,578
    SonoSight, Inc.*...............    315,500        9,090,344
                                                 --------------
                                                     74,979,400
                                                 --------------
FINANCIAL-BANK & TRUST -- 1.0%
    Hudson United Bankcorp.........    493,700       11,077,394
                                                 --------------
FINANCIAL SERVICES -- 0.7%
    Multex.com, Inc.*..............    311,200        7,838,350
                                                 --------------
FOOD -- 2.0%
    Hain Celestial Group, Inc.*....    423,505       15,537,339
    Wild Oats Markets, Inc.*.......    474,300        5,958,394
                                                 --------------
                                                     21,495,733
                                                 --------------
FURNITURE -- 1.0%
    Cost Plus, Inc.*...............    394,600       11,320,088
                                                 --------------
HEALTHCARE SERVICES -- 3.0%
    Albany Molecular Research,
      Inc.*........................    246,500       13,418,844
    Gene Logic, Inc.*..............    293,600       10,477,850
    MedQuist, Inc.*................    244,700        8,319,800
                                                 --------------
                                                     32,216,494
                                                 --------------
INTERNET SERVICES -- 3.3%
    Firstworld Communications,
      Inc.*........................    286,800        3,011,400
    Netopia, Inc.*.................    179,200        7,212,800
    Vicinity Corp.*................    204,700        4,017,238
    VocalTec Communications
      Ltd.*........................    313,900        7,219,700
    Watchguard Technologies,
      Inc.*........................    257,100       14,124,431
                                                 --------------
                                                     35,585,569
                                                 --------------
MACHINERY & EQUIPMENT -- 3.4%
    Asyst Technologies, Inc.*......     90,100        3,085,925
    National-Oilwell, Inc.*........    353,900       11,634,463
    SpeedFam-IPEC, Inc.*...........    473,000        8,602,688
    Universal Compression Holdings,
      Inc.*........................    409,400       13,714,899
                                                 --------------
                                                     37,037,975
                                                 --------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.5%
    Aclara Biosciences, Inc.*......    123,100        6,270,406
    Charles River Laboratories
      International, Inc.*.........    263,600        5,848,625
    Cytyc Corp.*...................    273,800       14,614,075
                                                 --------------
                                                     26,733,106
                                                 --------------

AST KEMPER SMALL-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
OIL & GAS -- 6.9%
    3Tec Energy Corp.*.............    299,000   $    2,990,000
    Barrett Resources Corp.*.......    358,600       10,914,888
    Key Production Co., Inc.*......    807,800       14,843,325
    Newfield Exploration Co.*......    206,500        8,079,313
    Precision Drilling Corp.*......    295,200       11,402,100
    Stone Energy Corp.*............    268,700       16,054,824
    Swift Energy Co.*..............    400,000       11,350,000
                                                 --------------
                                                     75,634,450
                                                 --------------
PERSONAL SERVICES -- 0.1%
    Cornell Corrections, Inc.*.....     87,900          703,200
                                                 --------------
PHARMACEUTICALS -- 3.7%
    Alexion Pharmaceuticals,
      Inc.*........................    305,400       21,836,100
    QLT PhotoTherapeutics, Inc.*...    231,900       17,928,769
                                                 --------------
                                                     39,764,869
                                                 --------------
REAL ESTATE -- 0.5%
    Costar Group, Inc.*............    215,000        5,388,438
                                                 --------------
RESTAURANTS -- 0.5%
    The Cheesecake Factory,
      Inc.*........................    186,700        5,134,250
                                                 --------------
RETAIL & MERCHANDISING -- 0.9%
    Duane Reade, Inc.*.............    362,500        9,334,375
                                                 --------------
SCIENCE & TECHNOLOGY -- 1.1%
    Molecular Devices Corp.*.......    165,700       11,464,369
                                                 --------------
SEMICONDUCTORS -- 5.0%
    Alpha Industries, Inc.*........    282,500       12,447,656
    ATMI, Inc.*....................    273,700       12,727,050
    Pixelworks, Inc.*..............     41,200          937,300
    Silicon Image, Inc.*...........    168,600        8,408,925
    Therma-Wave, Inc.*.............    289,500        6,459,469
    TranSwitch Corp.*..............    170,775       13,181,695
                                                 --------------
                                                     54,162,095
                                                 --------------

                                      SHARES         VALUE
                                      ------         -----
TELECOMMUNICATIONS -- 11.0%
    ANTEC Corp.*...................    510,800   $   21,230,124
    Com21, Inc.*...................    341,700        8,542,500
    Insight Communications Co.,
      Inc.*........................    664,900       10,389,063
    Lightbridge, Inc.*.............    548,100       13,085,888
    Polycom, Inc.*.................    282,400       26,572,074
    Proxim, Inc.*..................     46,400        4,592,150
    Research in Motion Ltd.*.......    221,100       10,004,775
    SBA Communications Corp.*......    238,000       12,361,125
    Spectrasite Holdings, Inc.*....    494,300       14,025,763
                                                 --------------
                                                    120,803,462
                                                 --------------
TOTAL COMMON STOCK
  (Cost $803,936,651)..............               1,032,122,276
                                                 --------------
                                        PAR
                                       (000)
                                       -----
COMMERCIAL PAPER -- 4.8%
    Countrywide Home Loans, Inc.
      6.88%, 07/06/00..............  $   9,500        9,490,922
      6.90%, 07/07/00..............      8,000        7,990,800
    CSW Credit, Inc.
      6.72%, 07/10/00..............     11,500       11,480,680
    Ford Motor Credit Corp.
      6.60%, 07/11/00..............     11,500       11,478,917
    Renaissance Energy Co.
      6.90%, 07/05/00..............     12,000       11,990,800
                                                 --------------
    (Cost $52,432,119).............                  52,432,119
                                                 --------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $856,368,770)..............               1,084,554,395
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- 0.0%...................                    (235,814)
                                                 --------------
NET ASSETS -- 100.0%...............              $1,084,318,581
                                                 ==============

- ------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST MFS GLOBAL EQUITY PORTFOLIO
- ------------------------------------------------------------------------------

                                           SHARES       VALUE
                                           ------       -----
FOREIGN STOCK -- 53.4%
AUSTRALIA -- 1.7%
    Publishing & Broadcasting Ltd. .....    7,050    $    54,394
    QBE Insurance Group Ltd. ...........   30,330        148,840
                                                     -----------
                                                         203,234
                                                     -----------
CANADA -- 1.7%
    Anderson Exploration Ltd.*..........    3,710         67,606
    AT&T Canada, Inc.*..................      950         31,738
    BCE, Inc. ..........................    2,260         53,920
    Nortel Networks Corp. ..............      794         55,544
                                                     -----------
                                                         208,808
                                                     -----------
FINLAND -- 1.6%
    Helsingin Puhelin Oyj...............    1,920        188,834
    Tecnomen Oyj*.......................      270          2,200
                                                     -----------
                                                         191,034
                                                     -----------
FRANCE -- 6.8%
    Aventis SA..........................      970         71,086
    Banque National de Paris............    1,080        104,356
    Bouygues SA.........................      200        134,201
    Castorama Dubois....................       91         22,593
    Compagnie Francaise d'Etudes et de
      Construction Technip*.............      755         91,697
    Sanofi SA...........................    3,000        143,500
    Societe Television Francaise........      563         39,397
    Total Fina SA Cl-B*.................      800        123,160
    Vivendi.............................    1,140        101,029
                                                     -----------
                                                         831,019
                                                     -----------
GERMANY -- 2.7%
    Pharmacia Corp. ....................    2,340        120,949
    ProSieben Media AG Pfd. ............    1,780        213,286
                                                     -----------
                                                         334,235
                                                     -----------
GREECE -- 0.2%
    Antenna TV SA [ADR]*................    1,578         24,459
                                                     -----------
HONG KONG -- 0.0%
    China Unicom Ltd. [ADR]*............      170          3,613
                                                     -----------
ISRAEL -- 0.2%
    Partner Communications Co. Ltd.
      [ADR]*............................    2,130         20,235
                                                     -----------
ITALY -- 0.9%
    Telecom Italia Mobile SPA...........   21,010        106,138
                                                     -----------
JAPAN -- 12.0%
    Canon, Inc. ........................    4,000        199,619
    Chugai Pharmaceutical Co. Ltd. .....    9,000        170,555
    Fast Retailing Co. Ltd. ............      300        125,896
    Fuji Heavy Industries Ltd. .........    8,000         58,222
    Fujitsu Ltd.*.......................    3,000        104,063
    Hitachi Ltd. .......................   14,000        202,455
    Mitsubishi Electric Corp.*..........    6,000         65,103
    Mitsubishi Motors Corp. ............   11,000         47,098
    Nippon Telegraph & Telephone
      Corp. ............................        7         93,288
    NTT Mobile Communication Network,
      Inc. .............................        9        244,135

                                           SHARES       VALUE
                                           ------       -----
    Sony Corp. .........................      400    $    37,429
    Tokyo Broadcasting System, Inc. ....    2,000         86,577
    Toshiba Corp. ......................    3,000         33,941
                                                     -----------
                                                       1,468,381
                                                     -----------
MEXICO -- 0.5%
    Grupo Televisa SA [GDR].............      970         66,869
                                                     -----------
NETHERLANDS -- 6.2%
    AKZO Nobel NV.......................    4,580        195,371
    Completel Europe NV*................       40            498
    ING Groep NV........................    1,870        126,913
    Koninklijke (Royal) Philips
      Electronics NV....................    2,940        139,222
    KPN NV..............................    2,940        132,035
    Libertel NV*........................    2,390         36,542
    Royal Dutch Petroleum Co. ..........    2,000        124,808
                                                     -----------
                                                         755,389
                                                     -----------
NORWAY -- 0.5%
    Schibsted ASA.......................    2,100         39,064
    Sparebanken NOR.....................      780         17,567
                                                     -----------
                                                          56,631
                                                     -----------
PORTUGAL -- 0.4%
    Telecel-Comunicacoes Pessoais SA....    3,560         54,260
                                                     -----------
SINGAPORE -- 1.7%
    OverSea-Chinese Banking Corp.
      Ltd. .............................   10,000         68,827
    Overseas Union Bank Ltd. ...........   25,000         96,878
    Singapore Press Holdings Ltd. ......    3,000         46,848
                                                     -----------
                                                         212,553
                                                     -----------
SPAIN -- 0.6%
    Repsol SA...........................    3,560         71,152
                                                     -----------
SWEDEN -- 2.1%
    Netcom AB Cl-B......................      865         64,204
    Saab AB*............................   22,030        185,871
    Tele1 Europe Holding AB*............       20            246
                                                     -----------
                                                         250,321
                                                     -----------
SWITZERLAND -- 1.3%
    Novartis AG.........................      101        160,500
                                                     -----------
UNITED KINGDOM -- 12.3%
    Anglo Irish Bank Corp. PLC..........    6,460         14,132
    AstraZeneca Group PLC...............    2,600        121,541
    British Aerospace PLC*..............   14,332         89,392
    British Petroleum Co. PLC...........   12,140        116,520
    Cable & Wireless PLC................    7,520        127,392
    Capital Radio PLC...................    1,890         44,135
    Carlton Communications PLC..........    9,450        121,603
    CGU PLC*............................    8,079        134,538
    Diageo PLC..........................   10,482         94,101
    NDS Group PLC [ADR]*................       10            610
    Next PLC............................    9,000         79,093
    Reckitt Benckiser PLC*..............    6,760         75,731
    Royal Bank of Scotland NY Reg. .....    5,964         99,859

AST MFS GLOBAL EQUITY PORTFOLIO
- ------------------------------------------------------------------------------

                                           SHARES       VALUE
                                           ------       -----
    United News & Media PLC.............   10,550    $   151,730
    Vodafone AirTouch PLC...............   54,565        220,555
                                                     -----------
                                                       1,490,932
                                                     -----------
TOTAL FOREIGN STOCK
  (Cost $6,234,672).....................               6,509,763
                                                     -----------
U.S. STOCK -- 39.6%
AEROSPACE -- 0.9%
    Boeing Co. .........................    2,610        109,131
                                                     -----------
AUTOMOTIVE PARTS -- 0.3%
    TRW, Inc. ..........................      800         34,700
                                                     -----------
BROADCASTING -- 0.1%
    Hearst-Argyle Television, Inc.*.....      750         14,625
                                                     -----------
COMPUTER HARDWARE -- 1.7%
    Hewlett-Packard Co. ................      790         98,651
    International Business Machines
      Corp. ............................    1,000        109,563
    Mirae Corp. ........................       80            620
                                                     -----------
                                                         208,834
                                                     -----------
COMPUTER SERVICES & SOFTWARE -- 4.3%
    BMC Software, Inc.*.................    2,070         75,523
    Computer Associates International,
      Inc. .............................    5,570        285,114
    Computer Sciences Corp.*............    1,650        123,234
    Compuware Corp.*....................    3,450         35,794
    Electronic Data Systems Corp. ......      230          9,488
                                                     -----------
                                                         529,153
                                                     -----------
CONGLOMERATES -- 0.5%
    Corning, Inc. ......................      205         55,324
                                                     -----------
CONSUMER PRODUCTS & SERVICES -- 2.6%
    Bausch & Lomb, Inc. ................    3,000        232,125
    Polaroid Corp. .....................    4,390         79,294
                                                     -----------
                                                         311,419
                                                     -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.6%
    Agilent Technologies, Inc.*.........      282         20,798
    AT&T Wireless Group*................    1,780         49,617
                                                     -----------
                                                          70,415
                                                     -----------
ENERGY SERVICES -- 1.0%
    Halliburton Co. ....................    1,680         79,275
    NRG Energy, Inc.*...................    2,470         45,078
                                                     -----------
                                                         124,353
                                                     -----------
ENTERTAINMENT & LEISURE -- 2.2%
    Time Warner, Inc. ..................    1,730        131,480
    Walt Disney Co. ....................    3,510        136,232
                                                     -----------
                                                         267,712
                                                     -----------
FOOD -- 1.9%
    Keebler Foods Co. ..................    3,340        123,997
    Safeway, Inc.*......................    2,420        109,203
                                                     -----------
                                                         233,200
                                                     -----------
INSURANCE -- 4.0%
    CIGNA Corp. ........................    1,170        109,395

                                           SHARES       VALUE
                                           ------       -----
    Marsh & McLennan Companies, Inc. ...      880    $    91,905
    Metlife, Inc. ......................      970         20,431
    ReliaStar Financial Corp. ..........    2,000        104,875
    The Hartford Financial Services
      Group, Inc. ......................    2,960        165,575
                                                     -----------
                                                         492,181
                                                     -----------
MACHINERY & EQUIPMENT -- 1.8%
    Deere & Co. ........................    3,610        133,570
    Ingersoll-Rand Co. .................    2,090         84,123
                                                     -----------
                                                         217,693
                                                     -----------
MEDICAL SUPPLIES & EQUIPMENT -- 0.0%
    Synthes-Stratec*....................        5          2,275
                                                     -----------
OIL & GAS -- 4.9%
    Apache Corp. .......................    1,270         74,692
    Coastal Corp. ......................    2,370        144,273
    Conoco, Inc. .......................    5,370        118,140
    EOG Resources, Inc. ................    5,770        193,294
    Santa Fe International Corp. .......    1,800         62,888
                                                     -----------
                                                         593,287
                                                     -----------
PHARMACEUTICALS -- 1.4%
    Bristol-Meyers Squibb Co. ..........      850         49,513
    Pfizer, Inc. .......................    2,582        123,936
                                                     -----------
                                                         173,449
                                                     -----------
RETAIL & MERCHANDISING -- 2.0%
    BJ's Wholesale Club, Inc.*..........    3,550        117,150
    CVS Corp. ..........................    3,090        123,600
                                                     -----------
                                                         240,750
                                                     -----------
SEMICONDUCTORS -- 0.9%
    Motorola, Inc. .....................    3,780        109,856
                                                     -----------
TELECOMMUNICATIONS -- 7.3%
    Adelphia Business Solutions,
      Inc.*.............................    1,450         33,622
    AT&T Canada, Inc. NY Reg.*..........    1,290         42,812
    Bell Atlantic Corp.*................    1,630         82,824
    BroadWing, Inc. ....................    1,695         43,964
    Flag Telecom Holdings Ltd.*.........    2,040         30,345
    GTE Corp. ..........................    1,250         77,813
    Lucent Technologies, Inc. ..........      740         43,845
    NTL, Inc.*..........................    2,552        152,801
    Sprint Corp. (FON Group)............    1,110         56,610
    Sprint Corp. (PCS Group)*...........    2,620        155,889
    Tellabs, Inc.*......................    1,950        133,453
    Time Warner Telecom, Inc.*..........      710         45,706
                                                     -----------
                                                         899,684
                                                     -----------
TRANSPORTATION -- 1.2%
    Canadian National Railway Co.
      NY Reg. ..........................    4,670        136,306
    United Parcel Service, Inc. Cl-B....      230         13,570
                                                     -----------
                                                         149,876
                                                     -----------
TOTAL U.S. STOCK
  (Cost $4,798,985).....................               4,837,917
                                                     -----------

AST MFS GLOBAL EQUITY PORTFOLIO
- ------------------------------------------------------------------------------

                                            PAR
                                           (000)        VALUE
                                          --------   -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 12.3%
    Federal Home Loan Mortgage Corp.
      6.57%, 07/03/00
    (Cost $1,499,453)...................   $1,500    $ 1,499,453
                                                     -----------
TOTAL INVESTMENTS -- 105.3%
  (Cost $12,533,110)....................              12,847,133
LIABILITIES IN EXCESS OF OTHER ASSETS --
  (5.3%)................................                (644,303)
                                                     -----------
NET ASSETS -- 100.0%....................             $12,202,830
                                                     ===========

Foreign currency exchange contracts outstanding at June 30, 2000:

                                           IN                    UNREALIZED
SETTLEMENT                CONTRACTS     EXCHANGE   CONTRACTS   APPRECIATION/
  MONTH      TYPE         TO RECEIVE      FOR      AT VALUE    (DEPRECIATION)
- -----------------------------------------------------------------------------
07/00        Buy    CAD     29,387      $ 19,830   $ 19,834        $    4
07/00        Buy    EUR    149,250       142,161    143,180         1,019
07/00        Buy    GBP     56,740        86,131     85,907          (224)
07/00        Buy    SEK    151,750        17,157     17,307           150
                                        --------   --------        ------
                                        $265,279   $266,228        $  949
                                        ========   ========        ======
                                         IN
SETTLEMENT               CONTRACTS      EXCHANGE   CONTRACTS   UNREALIZED
 MONTH       TYPE        TO DELIVER      FOR       AT VALUE    DEPRECIATION
- -----------------------------------------------------------------------------
07/00        Sell   EUR      1,874      $  1,768   $  1,797        $   29
07/00        Sell   NOK     95,462        11,103     11,168            65
                                        --------   --------        ------
                                        $ 12,871   $ 12,965        $   94
                                        ========   ========        ======

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of June 30, 2000. Percentages are based on net assets.

INDUSTRY
- --------
Aerospace...........................................   2.3%
Automobile Manufacturers............................   0.9%
Beverages...........................................   0.8%
Broadcasting........................................   7.3%
Business Services...................................   1.9%
Chemicals...........................................   1.6%
Consumer Products & Services........................   0.6%
Electronic Components & Equipment...................   3.9%
Financial-Bank & Trust..............................   4.3%
Industrial Products.................................   0.8%
Insurance...........................................   2.3%
Office Equipment....................................   1.6%
Oil & Gas...........................................   4.1%
Pharmaceuticals.....................................   6.5%
Retail & Merchandising..............................   1.9%
Semiconductors......................................   0.9%
Telecommunications..................................  11.7%
                                                      -----
TOTAL...............................................  53.4%
                                                      =====

- ------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST MFS GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
COMMON STOCK -- 83.5%
ADVERTISING -- 0.0%
    Interpublic Group of Companies,
      Inc. ...........................      230    $     9,890
                                                   -----------
BEVERAGES -- 1.8%
    Anheuser-Busch Companies, Inc. ...    4,480        334,600
    Coca-Cola Co. ....................    6,300        361,856
                                                   -----------
                                                       696,456
                                                   -----------
BROADCASTING -- 1.7%
    AT&T Corp. Liberty Media Group
      Cl-A*...........................    8,060        195,455
    Infinity Broadcasting Corp.*......    4,535        165,244
    UnitedGlobalCom, Inc. Cl-A*.......    1,710         79,943
    USA Networks, Inc.*...............    9,200        198,950
                                                   -----------
                                                       639,592
                                                   -----------
BUSINESS SERVICES -- 0.9%
    Commerce One, Inc.*...............      800         36,313
    First Data Corp. .................    5,770        286,336
    Foundry Networks, Inc.*...........      300         33,150
                                                   -----------
                                                       355,799
                                                   -----------
COMPUTER HARDWARE -- 3.6%
    Compaq Computer Corp. ............    3,920        100,205
    Dell Computer Corp.*..............   10,050        495,591
    EMC Corp.*........................    6,700        515,481
    Seagate Technology, Inc.*.........    4,800        264,000
                                                   -----------
                                                     1,375,277
                                                   -----------
COMPUTER SERVICES & SOFTWARE -- 14.1%
    Automatic Data Processing,
      Inc. ...........................    8,310        445,104
    BEA Systems, Inc.*................    1,000         49,438
    BISYS Group, Inc.*................    1,590         97,785
    BMC Software, Inc.*...............    4,870        177,679
    Cadence Design Systems, Inc.*.....   11,660        237,573
    Cisco Systems, Inc.*..............   16,160      1,027,169
    Computer Associates International,
      Inc. ...........................    5,860        299,959
    Computer Sciences Corp.*..........    5,630        420,491
    Fiserv, Inc.*.....................    1,430         61,848
    I2 Technologies, Inc.*............      100         10,427
    Mercury Interactive Corp.*........      900         87,075
    Microsoft Corp.*..................   13,950      1,115,999
    Oracle Corp.*.....................    5,550        466,546
    Rational Software Corp.*..........    3,600        334,575
    Siebel Systems, Inc.*.............      710        116,129
    Sun Microsystems, Inc.*...........    4,200        381,938
    Veritas Software Corp.*...........      200         22,603
                                                   -----------
                                                     5,352,338
                                                   -----------
CONGLOMERATES -- 4.5%
    Corning, Inc. ....................    2,670        720,566
    Philip Morris Companies, Inc. ....    4,600        122,188
    Tyco International Ltd. ..........   18,800        890,650
                                                   -----------
                                                     1,733,404
                                                   -----------

                                         SHARES       VALUE
                                         ------       -----
CONSUMER PRODUCTS & SERVICES -- 0.8%
    Bausch & Lomb, Inc. ..............    2,660    $   205,818
    Clorox Co. .......................    2,100         94,106
                                                   -----------
                                                       299,924
                                                   -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 5.1%
    Analog Devices, Inc.*.............    2,240        170,240
    Cabletron Systems, Inc.*..........    2,660         67,165
    Capstone Turbine Corp.*...........       40          1,803
    Comverse Technology, Inc.*........    2,500        232,500
    Emerson Electric Co. .............    2,480        149,730
    Flextronics International Ltd.*...    5,715        392,549
    General Electric Co. .............   10,020        511,020
    Metromedia Fiber Network, Inc.
      Cl-A*...........................   10,780        427,831
                                                   -----------
                                                     1,952,838
                                                   -----------
ENERGY SERVICES -- 0.9%
    Dynegy, Inc. .....................    1,600        109,300
    Halliburton Co. ..................    5,230        246,791
                                                   -----------
                                                       356,091
                                                   -----------
ENTERTAINMENT & LEISURE -- 1.9%
    Time Warner, Inc. ................    3,740        284,240
    Viacom, Inc. Cl-B*................    6,531        445,333
                                                   -----------
                                                       729,573
                                                   -----------
FINANCIAL-BANK & TRUST -- 0.6%
    State Street Corp. ...............    2,130        225,913
                                                   -----------
FINANCIAL SERVICES -- 3.6%
    American Express Co. .............    1,760         91,740
    Associates First Capital Corp.
      Cl-A............................    7,420        165,559
    AXA Financial, Inc. ..............    7,900        268,600
    Citigroup, Inc. ..................    5,970        359,692
    Freddie Mac.......................    7,460        302,130
    Providian Financial Corp. ........    2,150        193,500
                                                   -----------
                                                     1,381,221
                                                   -----------
FOOD -- 2.1%
    Kroger Co.*.......................    7,000        154,438
    Safeway, Inc.*....................   14,080        635,360
                                                   -----------
                                                       789,798
                                                   -----------
HEALTHCARE SERVICES -- 0.5%
    HCA -- The Healthcare Corp. ......    6,300        191,363
                                                   -----------
INSURANCE -- 2.9%
    American International Group,
      Inc. ...........................    4,370        513,474
    Lincoln National Corp. ...........    1,900         68,638
    Marsh & McLennan Companies,
      Inc. ...........................    1,540        160,834
    Nationwide Financial Services,
      Inc. ...........................      140          4,603
    The Hartford Financial Services
      Group, Inc. ....................    6,400        358,000
                                                   -----------
                                                     1,105,549
                                                   -----------

AST MFS GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
INTERNET SERVICES -- 3.2%
    Art Technology Group, Inc.*.......      400    $    40,375
    Check Point Software Technologies
      Ltd.*...........................    1,400        296,450
    E.Piphany, Inc.*..................      700         75,031
    Juniper Networks, Inc.*...........      400         58,225
    VeriSign, Inc.*...................    4,215        743,948
    Vignette Corp.*...................      400         20,806
                                                   -----------
                                                     1,234,835
                                                   -----------
MACHINERY & EQUIPMENT -- 1.2%
    Baker Hughes, Inc. ...............   10,130        324,160
    Deere & Co. ......................    3,560        131,720
                                                   -----------
                                                       455,880
                                                   -----------
MEDICAL SUPPLIES & EQUIPMENT -- 1.8%
    Abbott Laboratories...............    9,300        414,431
    Genzyme Corp.*....................      500         29,719
    PE Corp. -- PE Biosystems Group...    3,500        230,563
                                                   -----------
                                                       674,713
                                                   -----------
OFFICE EQUIPMENT -- 0.0%
    Office Depot, Inc.*...............    2,770         17,313
                                                   -----------
OIL & GAS -- 2.2%
    Apache Corp. .....................      830         48,814
    Coastal Corp. ....................    3,700        225,238
    Global Marine, Inc.*..............    5,300        149,394
    Noble Drilling Corp.*.............    3,420        140,861
    Transocean Sedco Forex, Inc. .....    4,940        263,981
                                                   -----------
                                                       828,288
                                                   -----------
PHARMACEUTICALS -- 7.2%
    ALZA Corp.*.......................    1,600         94,600
    American Home Products Corp. .....   10,750        631,562
    Bristol-Meyers Squibb Co. ........    6,040        351,830
    Pfizer, Inc. .....................   14,872        713,855
    Pharmacia Corp. ..................   11,518        595,337
    Sepracor, Inc.*...................      900        108,563
    Waters Corp.*.....................    2,090        260,858
                                                   -----------
                                                     2,756,605
                                                   -----------
RETAIL & MERCHANDISING -- 2.1%
    CVS Corp. ........................   12,700        507,999
    RadioShack Corp. .................    4,660        220,768
    Wal-Mart Stores, Inc. ............    1,510         87,014
                                                   -----------
                                                       815,781
                                                   -----------
SEMICONDUCTORS -- 8.1%
    Altera Corp.*.....................    1,820        185,526
    Applied Materials, Inc.*..........      900         81,563
    Atmel Corp.*......................    2,470         91,081
    Intel Corp. ......................    6,700        895,706
    Lam Research Corp.*...............    6,300        236,250
    LSI Logic Corp.*..................    6,490        351,271
    Micron Technology, Inc.*..........   10,500        924,655
    National Semiconductor Corp.*.....    5,450        309,288
    Stratos Lightwave, Inc.*..........       40          1,115
                                                   -----------
                                                     3,076,455
                                                   -----------

                                         SHARES       VALUE
                                         ------       -----
TELECOMMUNICATIONS -- 10.9%
    Alltel Corp. .....................    1,300    $    80,519
    Amdocs Ltd.*......................    1,330        102,078
    American Tower Corp. Cl-A*........    7,360        306,820
    China Unicom Ltd. [ADR]*..........       30            638
    Comcast Corp. Cl-A*...............    8,400        340,199
    Global Crossing Ltd.*.............   13,250        348,640
    Motorola, Inc. ...................    6,297        183,007
    Nextel Communications, Inc.
      Cl-A*...........................    3,500        214,156
    NEXTLINK Communications, Inc.
      Cl-A*...........................    5,100        193,481
    Nortel Networks Corp. NY Reg.*....   14,400        982,799
    NTL, Inc.*........................    3,865        231,417
    Sprint Corp. (PCS Group)*.........    7,920        471,239
    Tellabs, Inc.*....................    2,800        191,625
    Univision Communications, Inc.*...    1,120        115,920
    Voicestream Wireless Corp.*.......      800         93,038
    WorldCom, Inc.*...................    6,500        298,188
                                                   -----------
                                                     4,153,764
                                                   -----------
UTILITIES -- 1.8%
    AES Corp.*........................   13,480        615,025
    Enron Corp. ......................    1,100         70,950
                                                   -----------
                                                       685,975
                                                   -----------
TOTAL COMMON STOCK
  (Cost $30,128,014)..................              31,894,635
                                                   -----------

                                          PAR
                                         (000)
                                         -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 13.4%
    Federal Home Loan Mortgage Corp.
      6.57%, 07/03/00
    (Cost $5,098,139).................  $ 5,100      5,098,139
                                                   -----------
                                         SHARES
                                         ------
FOREIGN STOCK -- 3.3%
FINANCIAL-BANK & TRUST -- 0.2%
    HSBC Holdings PLC -- (GBP)........    7,300         83,493
                                                   -----------
OIL & GAS -- 1.2%
    Royal Dutch Petroleum
      Co. -- (NLG)....................    7,600        474,271
                                                   -----------
RETAIL & MERCHANDISING -- 0.3%
    Fast Retailing Co.
      Ltd. -- (JPY)...................      300        125,896
                                                   -----------
TELECOMMUNICATIONS -- 1.6%
    Ericsson, (L.M.) Telephone Co.
      CL-B -- (SEK)...................    3,220         64,065
    Nokia AB Oyj -- (FIM).............       40          2,049
    Vodafone AirTouch PLC -- (GBP)....  122,753        496,179
                                                   -----------
                                                       562,293
                                                   -----------
TOTAL FOREIGN STOCK
  (Cost $1,337,561)...................               1,245,953
                                                   -----------

AST MFS GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
SHORT-TERM INVESTMENTS -- 0.5%
    Temporary Investment Cash Fund....   96,624    $    96,624
    Temporary Investment Fund.........   96,623         96,623
                                                   -----------
    (Cost $193,247)...................                 193,247
                                                   -----------
TOTAL INVESTMENTS -- 100.7%
  (Cost $36,756,961)..................              38,431,974
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.7%)....................                (263,790)
                                                   -----------
NET ASSETS -- 100.0%..................             $38,168,184
                                                   ===========

Foreign currency exchange contracts outstanding at June 30, 2000:

                                           IN
SETTLEMENT                CONTRACTS     EXCHANGE   CONTRACTS    UNREALIZED
  MONTH      TYPE         TO RECEIVE      FOR      AT VALUE    APPRECIATION
- ---------------------------------------------------------------------------
07/00        Buy    EUR     39,385      $37,507    $  37,761       $254
                                        =======    =========       ====
                                         IN
SETTLEMENT               CONTRACTS      EXCHANGE   CONTRACTS   UNREALIZED
 MONTH       TYPE        TO DELIVER      FOR       AT VALUE    DEPRECIATION
- ---------------------------------------------------------------------------
07/00        Sell   SEK    334,363      $37,807    $  38,137       $330
                                        =======    =========       ====

- ------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST MFS GROWTH WITH INCOME PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 89.3%
AEROSPACE -- 1.4%
    Boeing Co. ......................      5,960   $    249,203
    General Dynamics Corp. ..........      3,680        192,280
    Honeywell International, Inc. ...      1,810         60,974
                                                   ------------
                                                        502,457
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.1%
    Ford Motor Co. ..................      1,070         46,010
                                                   ------------
AUTOMOTIVE PARTS -- 0.4%
    Delphi Automotive Systems
      Corp. .........................      4,240         62,275
    TRW, Inc. .......................      1,950         84,581
    Visteon Corp.*...................        140          1,698
                                                   ------------
                                                        148,554
                                                   ------------
BEVERAGES -- 1.6%
    Anheuser-Busch Companies,
      Inc. ..........................      3,270        244,228
    Coca-Cola Co. ...................      4,000        229,750
    PepsiCo, Inc. ...................      1,440         63,990
                                                   ------------
                                                        537,968
                                                   ------------
BUSINESS SERVICES -- 0.8%
    First Data Corp. ................      5,860        290,803
                                                   ------------
CHEMICALS -- 0.9%
    Air Products & Chemicals,
      Inc. ..........................      5,010        154,371
    DuPont, (E.I.) de Nemours &
      Co. ...........................        190          8,313
    Rohm & Haas Co. .................      4,800        165,599
                                                   ------------
                                                        328,283
                                                   ------------
CLOTHING & APPAREL -- 0.2%
    Cintas Corp. ....................      2,115         77,594
                                                   ------------
COMPUTER HARDWARE -- 4.4%
    Compaq Computer Corp. ...........      3,740         95,604
    Dell Computer Corp.*.............      5,120        252,480
    EMC Corp.*.......................      2,760        212,348
    Hewlett-Packard Co. .............      6,230        777,970
    International Business Machines
      Corp. .........................      1,630        178,587
                                                   ------------
                                                      1,516,989
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 9.9%
    Automatic Data Processing,
      Inc. ..........................      7,380        395,291
    BMC Software, Inc.*..............      1,530         55,821
    Cisco Systems, Inc.*.............     11,400        724,613
    Computer Associates
      International, Inc. ...........      3,920        200,655
    Computer Sciences Corp.*.........      2,460        183,731
    DST Systems, Inc.*...............      2,530        192,596
    Electronic Data Systems Corp. ...        100          4,125
    Microsoft Corp.*.................     10,210        816,799
    Oracle Corp.*....................      3,580        300,944
    Rational Software Corp.*.........      1,110        103,161
    Sun Microsystems, Inc.*..........      4,190        381,028
    Veritas Software Corp.*..........        340         38,425
                                                   ------------
                                                      3,397,189
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
CONGLOMERATES -- 5.1%
    Corning, Inc. ...................      2,530   $    682,783
    Philip Morris Companies, Inc. ...      2,300         61,094
    Tyco International Ltd. .........      8,900        421,638
    United Technologies Corp. .......     10,420        613,478
                                                   ------------
                                                      1,778,993
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 1.8%
    Bausch & Lomb, Inc. .............      1,960        151,655
    Clorox Co. ......................      2,880        129,060
    Colgate-Palmolive Co. ...........      3,650        218,543
    Energizer Holdings, Inc.*........        416          7,592
    Gillette Co. ....................      2,760         96,428
    Procter & Gamble Co. ............        170          9,733
                                                   ------------
                                                        613,011
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 5.1%
    Agilent Technologies, Inc.*......        351         25,886
    Cabletron Systems, Inc.*.........      4,950        124,988
    Emerson Electric Co. ............      3,530        213,124
    General Electric Co. ............     22,840      1,164,840
    Texas Instruments, Inc. .........        300         20,606
    TXU Corp. .......................      7,350        216,825
                                                   ------------
                                                      1,766,269
                                                   ------------
ENTERTAINMENT & LEISURE -- 1.5%
    Time Warner, Inc. ...............      5,070        385,320
    Viacom, Inc. Cl-B*...............      1,900        129,556
                                                   ------------
                                                        514,876
                                                   ------------
FINANCIAL-BANK & TRUST -- 2.2%
    Comerica, Inc. ..................      1,460         65,518
    Northern Trust Corp. ............        210         13,663
    State Street Corp. ..............      4,610        488,948
    U.S. Bancorp.....................     10,400        200,200
                                                   ------------
                                                        768,329
                                                   ------------
FINANCIAL SERVICES -- 4.8%
    American Express Co. ............      3,830        199,639
    Associates First Capital Corp.
      Cl-A...........................      1,430         31,907
    AXA Financial, Inc. .............      5,620        191,080
    Citigroup, Inc. .................      3,550        213,888
    Fannie Mae.......................      3,380        176,394
    Freddie Mac......................      9,570        387,584
    MBIA, Inc. ......................      1,660         79,991
    Merrill Lynch & Co., Inc. .......        180         20,700
    Providian Financial Corp. .......        540         48,600
    Reuters Group PLC [ADR]..........      1,040        103,935
    Wells Fargo & Co. ...............      5,620        217,775
                                                   ------------
                                                      1,671,493
                                                   ------------
FOOD -- 3.8%
    Bestfoods, Inc. .................      1,480        102,490
    Kroger Co.*......................      6,780        149,584
    Quaker Oats Co. .................      3,530        265,191
    Ralston Purina Group.............      1,970         39,277
    Safeway, Inc.*...................     17,180        775,247
                                                   ------------
                                                      1,331,789
                                                   ------------

AST MFS GROWTH WITH INCOME PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
HEALTHCARE SERVICES -- 0.5%
    United HealthGroup, Inc. ........      1,970   $    168,928
                                                   ------------
INSURANCE -- 3.5%
    Allstate Corp. ..................      2,000         44,500
    American International Group,
      Inc. ..........................      2,810        330,175
    Lincoln National Corp. ..........      1,700         61,413
    Marsh & McLennan Companies,
      Inc. ..........................      1,500        156,656
    St. Paul Companies, Inc. ........      1,780         60,743
    The Hartford Financial Services
      Group, Inc. ...................      9,070        507,352
    Torchmark Corp. .................      2,760         68,138
                                                   ------------
                                                      1,228,977
                                                   ------------
MACHINERY & EQUIPMENT -- 2.0%
    Baker Hughes, Inc. ..............      6,450        206,400
    Deere & Co. .....................      7,500        277,500
    Grainger, (W.W.), Inc. ..........      2,420         74,566
    Ingersoll-Rand Co. ..............      3,450        138,863
                                                   ------------
                                                        697,329
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.4%
    Johnson & Johnson Co. ...........      1,650        168,094
    Medtronic, Inc. .................      6,180        307,841
    PE Corp. -- PE Biosystems
      Group..........................        320         21,080
                                                   ------------
                                                        497,015
                                                   ------------
OIL & GAS -- 8.3%
    BP Amoco PLC [ADR]...............     14,849        839,896
    Chevron Corp. ...................      1,570        133,156
    Coastal Corp. ...................      7,430        452,301
    Conoco, Inc. Cl-B*...............     12,200        299,663
    Exxon Mobil Corp. ...............     10,112        794,423
    Global Marine, Inc.* ............      1,700         47,919
    Transocean Sedco Forex, Inc. ....      2,510        134,128
    Williams Companies, Inc. ........      4,100        170,919
                                                   ------------
                                                      2,872,405
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.1%
    Weyerhaeuser Co. ................        590         25,370
                                                   ------------
PHARMACEUTICALS -- 8.3%
    American Home Products Corp. ....      3,560        209,150
    Bristol-Meyers Squibb Co. .......     10,250        597,063
    Pfizer, Inc. ....................     23,522      1,129,055
    Pharmacia Corp. .................     14,382        743,370
    Schering-Plough Corp. ...........      3,630        183,315
                                                   ------------
                                                      2,861,953
                                                   ------------
PRINTING & PUBLISHING -- 2.0%
    Gannett Co., Inc. ...............      4,270        255,399
    New York Times Co. ..............      6,800        268,600
    Tribune Co. .....................      4,820        168,700
                                                   ------------
                                                        692,699
                                                   ------------
RESTAURANTS -- 0.2%
    McDonald's Corp. ................      2,180         71,804
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
RETAIL & MERCHANDISING -- 2.8%
    CVS Corp. .......................     10,640   $    425,600
    Target Corp. ....................        160          9,280
    Wal-Mart Stores, Inc. ...........      9,120        525,540
                                                   ------------
                                                        960,420
                                                   ------------
SEMICONDUCTORS -- 3.9%
    Intel Corp. .....................      8,640      1,155,060
    National Semiconductor Corp.* ...      3,480        197,490
                                                   ------------
                                                      1,352,550
                                                   ------------
TELECOMMUNICATIONS -- 10.3%
    Alltel Corp. ....................      4,770        295,442
    Bell Atlantic Corp.*.............      9,870        501,519
    BellSouth Corp. .................      1,610         68,626
    BroadWing, Inc. .................      3,640         94,413
    Global Crossing Ltd.*............      2,020         53,151
    Motorola, Inc. ..................     12,705        369,239
    Nokia Corp. Cl-A [ADR]...........      2,510        125,343
    Nortel Networks Corp. NY Reg.*...     10,990        750,067
    Qwest Communications
      International, Inc.*...........        960         47,700
    SBC Communications, Inc. ........      6,980        301,885
    Sprint Corp. (FON Group).........      4,670        238,170
    Sprint Corp. (PCS Group)*........      2,830        168,385
    Tellabs, Inc.*...................      3,190        218,316
    WorldCom, Inc.*..................      6,445        295,664
                                                   ------------
                                                      3,527,920
                                                   ------------
TRANSPORTATION -- 0.2%
    Canadian National Railway Co. ...      2,307         67,336
                                                   ------------
UTILITIES -- 1.8%
    CMS Energy Corp. ................      2,610         57,746
    Enron Corp. .....................      1,410         90,945
    Nisource, Inc. ..................      3,630         67,609
    PECO Energy Co. .................      5,560        224,137
    Pinnacle West Capital Co. .......      3,430        116,191
    Unicom Corp. ....................      1,480         57,258
                                                   ------------
                                                        613,886
                                                   ------------
TOTAL COMMON STOCK (Cost
  $30,029,856).......................                30,929,199
                                                   ------------
                                          PAR
                                         (000)
                                       ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.2%
    Federal Home Loan Mortgage Corp.
      6.57%, 07/03/00
    (Cost $1,799,343)................  $   1,800      1,799,343
                                                   ------------
                                        SHARES
                                        ------
FOREIGN STOCK -- 2.8%
CHEMICALS -- 0.3%
    AKZO Nobel NV -- (NLG)...........      2,540        108,349
                                                   ------------
FINANCIAL -- BANK & TRUST -- 0.2%
    HSBC Holdings PLC -- (GBP).......      5,600         64,050
                                                   ------------

AST MFS GROWTH WITH INCOME PORTFOLIO
- ------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
FINANCIAL SERVICES -- 0.3%
    ING Groep NV -- (NLG)............      1,433   $     97,255
                                                   ------------
OIL & GAS -- 1.1%
    Royal Dutch Petroleum Co. --
      (NLG)..........................      6,280        391,898
                                                   ------------
PHARMACEUTICALS -- 0.3%
    AstraZeneca Group
      PLC -- (GBP)*..................      2,590        120,962
                                                   ------------
TELECOMMUNICATIONS -- 0.6%
    KPN NV -- (NLG)..................      1,792         80,479
    Vodafone AirTouch PLC -- (GBP)...     30,797        124,484
                                                   ------------
                                                        204,963
                                                   ------------
TOTAL FOREIGN STOCK (Cost
  $1,007,325)........................                   987,477
                                                   ------------
                                          PAR
                                         (000)
                                         -----
CORPORATE OBLIGATIONS -- 0.4%
FINANCIAL SERVICES -- 0.2%
    Bell Atlantic Financial Services
      144A 4.25%, 09/15/05...........  $      42         54,705
OIL & GAS -- 0.1%
    Transocean Sedco Forex, Inc.
      [ZCB] 2.75%, 05/24/03..........         30         18,000

                                          PAR
                                         (000)        VALUE
                                         -----        -----
TELECOMMUNICATIONS -- 0.1%
    NTL, Inc. 144A 5.75%, 12/15/09...  $     103   $     81,370
TOTAL CORPORATE OBLIGATIONS (Cost
  $167,357)..........................                   154,075
                                                   ------------
                                        SHARES
                                        ------
PREFERRED STOCK -- 0.2%
TELECOMMUNICATIONS
    Global Crossing Ltd. 6.75% [CVT]
    (Cost $75,000)...................        300         66,788
                                                   ------------
SHORT-TERM INVESTMENTS -- 2.1%
    Temporary Investment Cash Fund...    367,015        367,015
    Temporary Investment Fund........    367,015        367,015
                                                   ------------
    (Cost $734,030)..................                   734,030
                                                   ------------
TOTAL INVESTMENTS -- 100.0% (Cost
  $33,812,911).......................                34,670,912
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- 0.0%.....................                    (2,707)
                                                   ------------
NET ASSETS -- 100.0%.................              $ 34,668,205
                                                   ============

- ------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 0.4% of net assets.

See Notes to Financial Statements.

AST ALGER ALL-CAP GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
COMMON STOCK -- 90.3%
ADVERTISING -- 0.4%
    Omnicom Group, Inc. ...........     11,000   $      979,688
                                                 --------------
BROADCASTING -- 2.7%
    AT&T Corp. Liberty Media Group
      Cl-A*........................     73,000        1,770,250
    Clear Channel Communications,
      Inc.*........................     60,800        4,560,000
                                                 --------------
                                                      6,330,250
                                                 --------------
BUSINESS SERVICES -- 1.2%
    Commerce One, Inc.*............     45,400        2,060,734
    Foundry Networks, Inc.*........      6,500          718,250
                                                 --------------
                                                      2,778,984
                                                 --------------
COMPUTER HARDWARE -- 4.2%
    ASM Lithography Holding NV NY
      Reg.*........................     46,400        2,047,400
    Dell Computer Corp.*...........     86,900        4,285,256
    Hewlett-Packard Co.............     29,500        3,683,813
                                                 --------------
                                                     10,016,469
                                                 --------------
COMPUTER SERVICES & SOFTWARE -- 16.8%
    Ariba, Inc.*...................     34,900        3,421,836
    Brocade Communications Systems,
      Inc.*........................      5,800        1,064,209
    Cisco Systems, Inc.*...........    119,600        7,602,074
    I2 Technologies, Inc.*.........     24,165        2,519,579
    Mercury Interactive Corp.*.....     30,000        2,902,500
    Microsoft Corp.*...............     95,900        7,671,999
    Oracle Corp.*..................     53,800        4,522,563
    Phone.com, Inc.*...............     29,400        1,914,675
    RealNetworks, Inc.*............     13,000          657,313
    Sun Microsystems, Inc.*........     49,600        4,510,500
    Veritas Software Corp.*........     30,000        3,390,469
                                                 --------------
                                                     40,177,717
                                                 --------------
CONGLOMERATES -- 1.8%
    Corning, Inc. .................     15,700        4,237,038
                                                 --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.9%
    Agilent Technologies, Inc.*....     11,251          829,761
    Linear Technology Corp.........     37,100        2,372,081
    Teradyne, Inc.*................     29,300        2,153,550
    Texas Instruments, Inc.........     56,600        3,887,713
                                                 --------------
                                                      9,243,105
                                                 --------------
ENERGY SERVICES -- 0.7%
    Halliburton Co. ...............     36,700        1,731,781
                                                 --------------
FINANCIAL SERVICES -- 3.0%
    American Express Co. ..........     11,100          578,588
    Citigroup, Inc. ...............     91,000        5,482,750
    Morgan Stanley Dean Witter & Co.   14,500         1,207,125
                                                 --------------
                                                      7,268,463
                                                 --------------
FOOD -- 2.0%
    Safeway, Inc.*.................    107,100        4,832,888
                                                 --------------

                                      SHARES         VALUE
                                      ------         -----
HEALTHCARE SERVICES -- 3.0%
    Amgen, Inc.*...................    100,400   $    7,053,100
                                                 --------------
INTERNET SERVICES -- 8.9%
    America Online, Inc.*..........     77,900        4,109,225
    eBay, Inc.*....................     87,600        4,757,776
    Exodus Communications, Inc.*...     64,000        2,948,000
    VeriSign, Inc.*................     15,500        2,735,750
    Vignette Corp.*................     62,800        3,266,581
    Yahoo!, Inc.*..................     28,150        3,487,081
                                                 --------------
                                                     21,304,413
                                                 --------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.5%
    Affymetrix, Inc.*..............     10,000        1,651,250
    Medtronic, Inc. ...............     37,800        1,882,913
                                                 --------------
                                                      3,534,163
                                                 --------------
OIL & GAS -- 1.0%
    BJ Services Co.*...............     21,400        1,337,500
    Nabors Industries, Inc.*.......     24,700        1,026,594
                                                 --------------
                                                      2,364,094
                                                 --------------
PHARMACEUTICALS -- 3.1%
    Celgene Corp.*.................     16,800          989,100
    Genentech, Inc.*...............     14,200        2,442,400
    Lilly, (Eli) & Co..............     11,500        1,148,563
    Waters Corp.*..................     21,800        2,720,912
                                                 --------------
                                                      7,300,975
                                                 --------------
RETAIL & MERCHANDISING -- 3.6%
    Home Depot, Inc. ..............     73,800        3,685,388
    Wal-Mart Stores, Inc. .........     83,200        4,794,400
                                                 --------------
                                                      8,479,788
                                                 --------------
SEMICONDUCTORS -- 20.4%
    Altera Corp.*..................     40,400        4,118,275
    Applied Materials, Inc.*.......     48,700        4,413,438
    Applied Micro Circuits
      Corp.*.......................     28,400        2,804,500
    Broadcom Corp. Cl-A*...........     16,100        3,524,894
    Conexant Systems, Inc.*........     18,600          904,425
    E-Tek Dynamics, Inc.*..........      8,300        2,189,644
    Intel Corp.....................     38,800        5,187,074
    JDS Uniphase Corp.*............     55,800        6,689,024
    LSI Logic Corp.*...............     56,500        3,058,063
    Micron Technology, Inc.*.......     60,700        5,345,393
    PMC-Sierra, Inc.*..............     20,000        3,553,750
    SDL, Inc.*.....................      8,800        2,509,650
    Vitesse Semiconductor Corp.*...     50,400        3,707,550
    Xilinx, Inc.*..................     12,400        1,023,775
                                                 --------------
                                                     49,029,455
                                                 --------------
TELECOMMUNICATIONS -- 12.1%
    Allegiance Telecom, Inc.*......     29,100        1,862,400
    Amdocs Ltd.*...................     26,000        1,995,500
    Comcast Corp. Cl-A*............     24,400          988,200
    Cox Communications, Inc.
      Cl-A*........................     23,000        1,047,938
    Efficient Networks, Inc.*......     13,600        1,000,450
    Ericsson, (L.M.) Telephone Co.
      [ADR]........................    112,000        2,240,000
    McLeodUSA, Inc. Cl-A*..........     29,400          608,213

AST ALGER ALL-CAP GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
    Motorola, Inc..................    123,000   $    3,574,688
    Nextel Communications, Inc.
      Cl-A*........................     31,600        1,933,525
    Nokia Corp. Cl-A [ADR].........     70,350        3,513,103
    Nortel Networks Corp. NY
      Reg.*........................     63,000        4,299,749
    Sprint Corp. (PCS Group)*......     99,700        5,932,149
                                                 --------------
                                                     28,995,915
                                                 --------------
TOTAL COMMON STOCK
  (Cost $224,301,442)..............                 215,658,286
                                                 --------------
                                        PAR
                                       (000)
                                       -----
SOVEREIGN ISSUES -- 2.5%
AUSTRIA
    Bank of Austria
      6.58%, 07/14/00
    (Cost $5,985,743)..............  $   6,000        5,985,743
                                                 --------------
COMMERCIAL PAPER -- 6.7%
    Fayette Funding
      6.65%, 07/21/00..............      5,000        4,981,528

                                        PAR
                                       (000)         VALUE
                                       -----         -----
    Nestle Capital
      6.66%, 07/07/00..............  $   7,000   $    6,992,230
    Salomon SB Holdings
      6.53%, 07/03/00..............      4,000        3,998,549
                                                 --------------
    (Cost $15,972,307).............                  15,972,307
                                                 --------------
                                      SHARES
                                      ------
SHORT-TERM INVESTMENTS -- 0.3%
    Temporary Investment Cash
      Fund.........................    318,245          318,245
    Temporary Investment Fund......    318,244          318,244
                                                 --------------
    (Cost $636,489)................                     636,489
                                                 --------------
TOTAL INVESTMENTS -- 99.8%
  (Cost $246,895,981)..............                 238,252,825
OTHER ASSETS LESS
  LIABILITIES -- 0.2%..............                     545,073
                                                 --------------
NET ASSETS -- 100.0%...............              $  238,797,898
                                                 ==============

- ------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.

AST JANUS MID-CAP GROWTH PORTFOLIO
- ------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
COMMON STOCK -- 73.8%
COMPUTER HARDWARE -- 1.3%
    ASM Lithography Holding NV NY
      Reg.*............................   10,205   $   450,296
                                                   -----------
COMPUTER SERVICES & SOFTWARE -- 10.6%
    Be Free, Inc.*.....................   61,245       551,205
    DigitalThink, Inc.*................   16,850       604,852
    InfoSpace.com, Inc.*...............    5,195       287,024
    Inktomi Corp.*.....................    3,940       465,905
    Media 100, Inc.*...................    2,165        55,749
    National Computer Systems, Inc.....   10,640       524,020
    Pinnacle Systems, Inc.*............   21,375       480,604
    RealNetworks, Inc.*................   11,235       568,069
    StorageNetworks, Inc.*.............      355        32,039
                                                   -----------
                                                     3,569,467
                                                   -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 9.6%
    Metromedia Fiber Network, Inc.
      CI-A*............................   33,520     1,330,325
    SCI Systems, Inc.*.................   17,475       686,986
    Symbol Technologies, Inc. .........   21,600     1,202,850
                                                   -----------
                                                     3,220,151
                                                   -----------
ENTERTAINMENT & LEISURE -- 1.2%
    Royal Caribbean Cruises Ltd. ......   21,855       404,318
                                                   -----------
FINANCIAL SERVICES -- 1.9%
    E*TRADE Group, Inc.*...............   37,935       625,928
                                                   -----------
HEALTH CARE -- 0.9%
    Medarex, Inc.*.....................    3,450       292,370
                                                   -----------
INTERNET SERVICES -- 16.2%
    Digex, Inc.*.......................    9,240       627,743
    Exodus Communications, Inc.*.......   10,570       486,881
    PSINet, Inc.*......................   86,497     2,173,236
    Skillsoft Corp.*...................   83,565     1,180,355
    Verio, Inc.*.......................   17,675       980,686
                                                   -----------
                                                     5,448,901
                                                   -----------
MEDICAL SUPPLIES & EQUIPMENT -- 4.1%
    Genzyme Corp.*.....................    5,285       314,127
    Maxygen, Inc.*.....................   10,055       570,778
    PE Corp. -- PE Biosystems Group....    7,435       489,781
                                                   -----------
                                                     1,374,686
                                                   -----------
PHARMACEUTICALS -- 3.7%
    King Pharmaceuticals, Inc.*........   18,540       813,442
    Millennium Pharmaceuticals,
      Inc.*............................    3,995       446,941
                                                   -----------
                                                     1,260,383
                                                   -----------

                                         SHARES       VALUE
                                         ------       -----
SEMICONDUCTORS -- 2.5%
    Integrated Device Technology,
      Inc.*............................    5,005   $   299,674
    Marvell Technology Group Ltd.*.....    3,275       186,675
    Vitesse Semiconductor Corp.*.......    4,995       367,445
                                                   -----------
                                                       853,794
                                                   -----------
TELECOMMUNICATIONS -- 21.8%
    Adaptive Broadband Corp.*..........    7,905       290,509
    AT&T Canada, Inc. NY Reg.*.........   35,950     1,193,090
    Caprock Communications Corp.*......   33,565       654,518
    Carrier 1 International SA*........   26,685       310,213
    Clearnet Communications, Inc.*.....   27,240       756,336
    CTC Communications Group, Inc.*....   13,440       483,840
    EchoStar Communications Corp.
      CI-A*............................   20,945       693,476
    Infonet Services Corp. CI-B*.......   38,395       458,340
    McLeodUSA, Inc. CI-A*..............   49,610     1,026,306
    Research in Motion Ltd.*...........   14,750       667,438
    Western Wireless Corp. CI-A*.......   15,315       834,667
                                                   -----------
                                                     7,368,733
                                                   -----------
TOTAL COMMON STOCK
  (Cost $24,758,683)...................             24,869,037
                                                   -----------
                                           PAR
                                          (000)
                                          -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 31.2%
    Federal Home Loan Mortgage Corp.
      6.57%, 07/03/00
    (Cost $10,496,168).................  $10,500    10,496,168
                                                   -----------
CORPORATE OBLIGATIONS -- 0.9%
COMPUTER SERVICES & SOFTWARE
    Mercury Interactive Corp. 144A
      4.75%, 07/01/07
    (Cost $280,000)....................      280       301,168
                                                   -----------
                                         SHARES
                                         ------
SHORT-TERM INVESTMENTS -- 0.1%
    Temporary Investment Cash Fund.....    8,625         8,625
    Temporary Investment Fund..........    8,625         8,625
                                                   -----------
    (Cost $17,250).....................                 17,250
                                                   -----------
TOTAL INVESTMENTS -- 106.0%
  (Cost $35,552,101)...................             35,683,623
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (6.0%).....................             (2,019,513)
                                                   -----------
NET ASSETS -- 100.0%...................            $33,664,110
                                                   ===========

- ------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, this security amounted to 0.9% of net assets.

See Notes to Financial Statements.

DEFINITION OF ABBREVIATIONS
- ------------------------------------------------------------------------------

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:
- -----------------------
ADR-American Depositary Receipt
BRB-Brady Bond
CVT-Convertible Security
FRB-Floating Rate Bond (1)
FRN-Floating Rate Note (1)
GDR-Global Depositary Receipt
IO-Interest Only Security
PIK-Payment in Kind Security
REIT-Real Estate Investment Trust
STEP-Stepped Coupon Bond (2)
TBA-To be Announced Security
VR-Variable Rate Bond (1)
ZCB-Zero Coupon Bond (2)
(1)- Rates shown for variable and floating rate securities are the coupon rates as of June 30, 2000.
(2)- Rates shown are the effective yields at purchase date.
    COUNTRIES/CURRENCIES:
    ---------------------------
    ATS-Austria/Austrian Schilling
    AUD-Australia/Australian Dollar
    BEF-Belgium/Belgian Franc
    CAD-Canada/Canadian Dollar
    CHF-Switzerland/Swiss Franc
    DEM-Germany/German Deutschemark
    DKK-Denmark/Danish Krone
    ESP-Spain/Spanish Peseta
    EUR-Europe/Euro Currency
    FIM-Finland/Finnish Markka
    FRF-France/French Franc
    GBP-United Kingdom/British Pound
    GRD-Greece/Greek Drachma
    HKD-Hong Kong/Hong Kong Dollar
    IEP-Ireland/Irish Punt
    ITL-Italy/Italian Lira
    JPY-Japan/Japanese Yen
    KOR-Korea/Korean Won
    MXP-Mexico/Mexican Peso
    MYR-Malaysia/Malaysian Ringgit
    NLG-Netherlands/Netherland Guilder
    NOK-Norway/Norwegian Krone
    NZD-New Zealand/New Zealand Dollar
    PTE-Portugal/Portuguese Escudo
    SEK-Sweden/Swedish Krona
    SGD-Singapore/Singapore Dollar

                      (This page intentionally left blank)

AMERICAN SKANDIA TRUST
STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2000 (UNAUDITED)
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                      ---------------------------------------------------------------------------
                                                                                       PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                AST
                                                           AST           AST                                 NEUBERGER
                                                           AIM         ALLIANCE       AST          AST        BERMAN       AST
                                                      INTERNATIONAL   GROWTH AND     JANCAP       MONEY       MID-CAP      AIM
                                                         EQUITY         INCOME       GROWTH       MARKET       VALUE     BALANCED
                                                      -------------   ----------   ----------   ----------   ---------   --------
ASSETS
   Investments in securities at value (A)...........    $753,260      $1,471,933   $5,908,809   $1,841,254   $683,334    $587,228
   Collateral received for securities lent..........          --        122,685     1,320,084           --     73,153      89,761
   Cash.............................................          38          7,498           146            1         --          13
   Foreign currency at value (B)....................       2,987             --            --           --         --          --
   Unrealized appreciation on foreign currency
     exchange contracts.............................          --             --            --           --         --          --
   Receivable for:
     Securities sold................................       1,101         21,311            --           --      2,606       2,018
     Dividends and interest.........................       1,628          2,820         3,458       13,185        945       5,008
     Futures variation margin.......................          --             --            --           --         --         388
     Unrealized appreciation on interest rate swap
       agreements...................................          --             --            --           --         --          --
   Other assets.....................................          14             10            --           11         --           4
                                                        --------      ----------   ----------   ----------   --------    --------
       TOTAL ASSETS.................................     759,028      1,626,257     7,232,497    1,854,451    760,038     684,420
                                                        --------      ----------   ----------   ----------   --------    --------
LIABILITIES
   Cash overdraft...................................          --             --            --           --         --          --
   Unrealized depreciation on foreign currency
     exchange contracts.............................          --             --            --           --         --          --
   Written options outstanding, at value............          --             --            --           --         --           3
   Unrealized depreciation on interest rate swap
     agreements.....................................          --             --            --           --         --          --
   Payable upon return of securities lent...........          --        122,685     1,320,084           --     73,153      89,761
   Payable for:
     Securities purchased...........................       2,341         22,416         3,522           --      8,698       3,076
     Futures variation margin.......................          --             --            --           --         --          --
     Advisory fees..................................         503            626         2,141          697        298         182
     Shareholder servicing fees.....................          62            135           497          159         58          48
     Accrued dividends..............................          --             --            --        9,068         --          --
     Accrued expenses and other liabilities.........         527            146           290          131         84         314
                                                        --------      ----------   ----------   ----------   --------    --------
       TOTAL LIABILITIES............................       3,433        146,008     1,326,534       10,055     82,291      93,384
                                                        --------      ----------   ----------   ----------   --------    --------
NET ASSETS..........................................    $755,595      $1,480,249   $5,905,963   $1,844,396   $677,747    $591,036
                                                        ========      ==========   ==========   ==========   ========    ========
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares authorized,
 $.001 par value per share).........................    $     28      $      75    $      125   $    1,844   $     49    $     42
Additional paid-in capital..........................     548,679      1,309,036     3,468,385    1,842,573    641,732     509,732
Undistributed net investment income (loss)..........        (379)         8,654       (13,302)          --      1,071       5,690
Accumulated net realized gain (loss) on
 investments........................................      56,913        130,723       (62,511)         (21)     6,228     (10,117)
Accumulated net unrealized appreciation
 (depreciation) on investments......................     150,354         31,761     2,513,266           --     28,667      85,689
                                                        --------      ----------   ----------   ----------   --------    --------
NET ASSETS..........................................    $755,595      $1,480,249   $5,905,963   $1,844,396   $677,747    $591,036
                                                        ========      ==========   ==========   ==========   ========    ========
Shares of common stock outstanding..................      28,107         74,725       125,275    1,844,417     48,874      41,658
Net asset value, offering and redemption price per
 share..............................................    $  26.88      $   19.81    $    47.14   $     1.00   $  13.87    $  14.19
                                                        ========      ==========   ==========   ==========   ========    ========
(A) Investments at cost.............................    $602,849      $1,440,172   $3,395,537   $1,841,254   $654,667    $501,510
                                                        ========      ==========   ==========   ==========   ========    ========
(B) Foreign currency at cost........................    $  2,974      $      --    $       --   $       --   $     --    $     --
                                                        ========      ==========   ==========   ==========   ========    ========

- ------------------------------------------------------------------------------

See Notes to Financial Statements.

 ----------------------------------------------------------------------------------------------------------
                                                 PORTFOLIO
 ----------------------------------------------------------------------------------------------------------
                              AST                                      AST                           AST
    AST          AST         PIMCO         AST          AST         AMERICAN           AST        NEUBERGER
 FEDERATED     T. ROWE       TOTAL       INVESCO       JANUS         CENTURY         T. ROWE       BERMAN
   HIGH      PRICE ASSET     RETURN       EQUITY     SMALL-CAP    INTERNATIONAL   PRICE GLOBAL     MID-CAP
   YIELD     ALLOCATION       BOND        INCOME       GROWTH       GROWTH II         BOND         GROWTH
 ---------   -----------   ----------   ----------   ----------   -------------   -------------   ---------
 $595,932     $435,458     $1,505,578   $1,153,162   $1,066,122     $455,183        $130,363      $763,228
   14,739       81,926             --       80,267      127,085           --              --       177,178
       --          420         14,161        3,578           --           65           5,197            --
       --           --          3,074           --           --           --              17            --
       --           --             47           --           --           67             315            --
      425          626          1,031        1,341        1,708        4,894           5,240         2,940
   11,316        2,893         12,051        5,286          146        1,048           2,245           328
       --           --             --           --           --           --              --            --
       --           --            440           --           --           --              --            --
        6            3             10           14           --            4              --            --
 --------     --------     ----------   ----------   ----------     --------        --------      --------
  622,418      521,326      1,536,392    1,243,648    1,195,061      461,261         143,377       943,674
 --------     --------     ----------   ----------   ----------     --------        --------      --------
       --           --             --           --           --           --              --            --
       --           --             91           --           --           21              95            --
       --           --            508           --           --           --              --            --
       --           --            568           --           --           --              --            --
   14,739       81,926             --       80,267      127,085           --              --       177,178
    2,585          825        401,287       17,021       15,265        7,473           6,680           685
       --           --             69           --           --           --              --            --
      368          102            250          721          363          153              46           238
       47           35             93           95           83           37              11            56
       --           --             --           --           --           --              --            --
       69           94            121          108          102          293             273            70
 --------     --------     ----------   ----------   ----------     --------        --------      --------
   17,808       82,982        402,987       98,212      142,898        7,977           7,105       178,227
 --------     --------     ----------   ----------   ----------     --------        --------      --------
 $604,610     $438,344     $1,133,405   $1,145,436   $1,052,163     $453,284        $136,272      $765,447
 ========     ========     ==========   ==========   ==========     ========        ========      ========
 $     58     $     24     $      105   $       67   $       33     $     33        $     15      $     29
  682,967      336,060      1,154,192      977,651      675,976      327,567         151,589       563,999
   28,820        5,724         29,736       11,908       (7,153)      (1,273)          8,210        (4,296)
  (17,258)       9,127        (34,574)      (1,873)     168,903      100,025         (18,670)       90,809
  (89,977)      87,409        (16,054)     157,683      214,404       26,932          (4,872)      114,906
 --------     --------     ----------   ----------   ----------     --------        --------      --------
 $604,610     $438,344     $1,133,405   $1,145,436   $1,052,163     $453,284        $136,272      $765,447
 ========     ========     ==========   ==========   ==========     ========        ========      ========
   57,565       23,733        104,870       66,945       32,783       32,797          14,956        28,854
   $10.50     $  18.47     $    10.81   $    17.11   $    32.09     $  13.82        $   9.11      $  26.53
 ========     ========     ==========   ==========   ==========     ========        ========      ========
 $685,908     $348,046     $1,527,046   $  995,479   $  851,718     $428,271        $135,448      $648,322
 ========     ========     ==========   ==========   ==========     ========        ========      ========
 $     --     $     --     $    3,063   $       --   $       --     $     --        $     17      $     --
 ========     ========     ==========   ==========   ==========     ========        ========      ========

 ----------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2000 (UNAUDITED)
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                              ------------------------------------------------------------------
                                                                                          PORTFOLIO
- --------------------------------------------------------------------------------------------------------------------------------
                                                                            AST        AST                                AST
                                                                          T. ROWE     PIMCO                   AST       AMERICAN
                                                                AST        PRICE     LIMITED      AST        JANUS      CENTURY
                                                              FOUNDERS    NATURAL    MATURITY   ALLIANCE    OVERSEAS    INCOME &
                                                              PASSPORT   RESOURCES     BOND      GROWTH      GROWTH      GROWTH
                                                              --------   ---------   --------   --------   ----------   --------
ASSETS
   Investments in securities at value (A)...................  $338,518   $116,080    $452,579   $443,785   $1,545,485   $478,044
   Collateral received for securities lent..................        --      9,099          --    103,202           --     53,158
   Cash.....................................................        --      2,379          --         --           21        282
   Foreign currency at value (B)............................       764         --         335         --            2         --
   Unrealized appreciation on foreign currency exchange
     contracts..............................................        27         --          40         --        8,288         --
   Receivable for:
     Securities sold........................................    10,034        596          31      3,862        6,266        606
     Dividends and interest.................................       536        219       4,214         66        1,468        499
     Futures variation margin...............................        --         --          --         --           --         25
     Unrealized appreciation on interest rate swap
       agreements...........................................        --         --          --         --           --         --
   Other assets.............................................         1          1           4          2           --          2
                                                              --------   --------    --------   --------   ----------   --------
       TOTAL ASSETS.........................................   349,880    128,374     457,203    550,917    1,561,530    532,616
                                                              --------   --------    --------   --------   ----------   --------
LIABILITIES
   Cash overdraft...........................................        --         --          --         --           --         --
   Unrealized depreciation on foreign currency exchange
     contracts..............................................        44         --          --         --        5,452         --
   Written options outstanding, at value....................        --         --          31         --           --         --
   Unrealized depreciation on interest rate swap
     agreements.............................................        --         --         145         --           --         --
   Payable upon return of securities lent...................        --      9,099          --    103,202           --     53,158
   Payable for:
     Securities purchased...................................     9,398          2      67,101      3,379       14,602        449
     Futures variation margin...............................        --         --          --         --           --         --
     Advisory fees..........................................       153         54          84        102          704        122
     Shareholder servicing fees.............................        95         10          32         36          218         64
     Accrued dividends......................................        --         --          --         --           --         --
     Accrued expenses and other liabilities.................        27         51          89         91          402         62
                                                              --------   --------    --------   --------   ----------   --------
       TOTAL LIABILITIES....................................     9,717      9,216      67,482    106,810       21,378     53,855
                                                              --------   --------    --------   --------   ----------   --------
NET ASSETS..................................................  $340,163   $119,158    $389,721   $444,107   $1,540,152   $478,761
                                                              ========   ========    ========   ========   ==========   ========
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares authorized, $.001
 par value per share).......................................  $     18   $      9    $     37   $     23   $       64   $     34
Additional paid-in capital..................................   342,445    112,432     386,087    313,934      858,591    452,340
Undistributed net investment income (loss)..................      (474)       915      10,742     (4,326)      (7,594)     1,474
Accumulated net realized gain (loss) on investments.........    (9,099)     4,987        (878)   106,749      219,939       (938)
Accumulated net unrealized appreciation (depreciation) on
 investments................................................     7,273        815      (6,267)    27,727      469,152     25,851
                                                              --------   --------    --------   --------   ----------   --------
NET ASSETS..................................................  $340,163   $119,158    $389,721   $444,107   $1,540,152   $478,761
                                                              ========   ========    ========   ========   ==========   ========
Shares of common stock outstanding..........................    17,656      8,520      36,997     22,901       64,044     34,081
Net asset value, offering and redemption price per share....  $  19.27   $  13.99    $  10.53   $  19.39   $    24.05   $  14.05
                                                              ========   ========    ========   ========   ==========   ========
(A) Investments at cost.....................................  $331,194   $115,262    $458,732   $416,058   $1,079,135   $452,151
                                                              ========   ========    ========   ========   ==========   ========
(B) Foreign currency at cost................................  $    799   $     --    $    340   $     --   $        2   $     --
                                                              ========   ========    ========   ========   ==========   ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

- --------------------------------------------------------------------------------------------------------
                                               PORTFOLIO
- --------------------------------------------------------------------------------------------------------
        AST           AST            AST                                 AST         AST
     AMERICAN      AMERICAN        T. ROWE        AST         AST       LORD       SANFORD       AST
      CENTURY       CENTURY      PRICE SMALL    MARSICO     COHEN &    ABBETT     BERNSTEIN     KEMPER
     STRATEGIC   INTERNATIONAL     COMPANY      CAPITAL     STEERS    SMALL CAP    MANAGED    SMALL-CAP
     BALANCED       GROWTH          VALUE        GROWTH     REALTY      VALUE     INDEX 500     GROWTH
     ---------   -------------   -----------   ----------   -------   ---------   ---------   ----------
     $227,440      $301,812       $301,596     $1,908,129   $88,326   $124,225    $724,098    $1,084,554
       21,907            --         14,139        250,406   10,372       6,946      55,725       103,728
          112            12             --             --    1,056          --         719           698
           --            --             --             --       --          --          --            --
           --            43             --             --       --          --          --            --
        1,110         3,173            960          1,330      159         558         416           524
        1,465           360            411            664      514          58         894            85
           15            --             --             --       --          --          --            --
           --            --             --             --       --          --          --            --
            1            --              2              6       --          --           3             2
     --------      --------       --------     ----------   -------   --------    --------    ----------
      252,050       305,400        317,108      2,160,535   100,427    131,787     781,855     1,189,591
     --------      --------       --------     ----------   -------   --------    --------    ----------
           --            --             --            564       --          --          --            --
           --            13             --             --       --          --          --            --
           --            --             --             --       --          --          --            --
           --            --             --             --       --          --          --            --
       21,907            --         14,139        250,406   10,372       6,946      55,725       103,728
        4,613         3,241             --             --       --         901          --         1,017
           --            --             --             --       --          --          --            --
           70           111            126            706       46          36          90           352
           18            33             24            159       11          10          61            80
           --            --             --             --       --          --          --            --
           50           132             64            126       12          16          65            95
     --------      --------       --------     ----------   -------   --------    --------    ----------
       26,658         3,530         14,353        251,961   10,441       7,909      55,941       105,272
     --------      --------       --------     ----------   -------   --------    --------    ----------
     $225,392      $301,870       $302,755     $1,908,574   $89,986   $123,878    $725,914    $1,084,319
     ========      ========       ========     ==========   =======   ========    ========    ==========
     $     16      $     15       $     25     $       97   $   10    $     10    $     54    $       70
      206,791       254,707        304,661      1,468,126   90,316     109,272     678,179       716,555
        2,332          (306)         1,405         (4,434)   2,361        (383)      2,697        (5,823)
        4,549        19,329          3,279         52,295   (3,456)       (372)     20,875       145,332
       11,704        28,125         (6,615)       392,490      755      15,351      24,109       228,185
     --------      --------       --------     ----------   -------   --------    --------    ----------
     $225,392      $301,870       $302,755     $1,908,574   $89,986   $123,878    $725,914    $1,084,319
     ========      ========       ========     ==========   =======   ========    ========    ==========
       15,827        14,900         24,943         96,864   10,087      10,185      53,744        70,130
     $  14.24      $  20.26       $  12.14     $    19.70   $ 8.92    $  12.16    $  13.51    $    15.46
     ========      ========       ========     ==========   =======   ========    ========    ==========
     $215,709      $273,725       $308,210     $1,515,639   $87,572   $108,875    $699,989    $  856,369
     ========      ========       ========     ==========   =======   ========    ========    ==========
     $     --      $     --       $     --     $       --   $   --    $     --    $     --    $       --
     ========      ========       ========     ==========   =======   ========    ========    ==========

- --------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2000 (UNAUDITED)
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                              ----------------------------------------------------
                                                                                   PORTFOLIO
- ------------------------------------------------------------------------------------------------------------------
                                                                                      AST
                                                                AST                   MFS        AST         AST
                                                                MFS        AST      GROWTH      ALGER       JANUS
                                                              GLOBAL       MFS       WITH      ALL-CAP     MID-CAP
                                                              EQUITY     GROWTH     INCOME      GROWTH     GROWTH
                                                              -------    -------    -------    --------    -------
ASSETS
   Investments in securities at value (A)...................  $12,847    $38,432    $34,671    $238,253    $35,684
   Collateral received for securities lent..................       --      5,999      3,365      63,294      6,505
   Cash.....................................................       58         24         59       3,552         --
   Foreign currency at value (B)............................        1         --         --          --         --
   Unrealized appreciation on foreign currency exchange
     contracts..............................................        1         --         --          --         --
   Receivable for:
     Securities sold........................................       60        253        155       2,503         --
     Dividends and interest.................................        3         15         29          48          2
     Futures variation margin...............................       --         --         --          --         --
     Unrealized appreciation on interest rate swap
       agreements...........................................       --         --         --          --         --
   Other assets.............................................       --         --         --          --         --
                                                              -------    -------    -------    --------    -------
       TOTAL ASSETS.........................................   12,970     44,723     38,279     307,650     42,191
                                                              -------    -------    -------    --------    -------
LIABILITIES
   Cash overdraft...........................................       --         --         --          --         --
   Unrealized depreciation on foreign currency exchange
     contracts..............................................       --         --         --          --         --
   Written options outstanding, at value....................       --         --         --          --         --
   Unrealized depreciation on interest rate swap
     agreements.............................................       --         --         --          --         --
   Payable upon return of securities lent...................       --      5,999      3,365      63,294      6,505
   Payable for:
     Securities purchased...................................      759        541        234       5,272      2,002
     Futures variation margin...............................       --         --         --          --         --
     Advisory fees..........................................        7         12         10         208         12
     Shareholder servicing fees.............................        1          3          2          19          2
     Accrued dividends......................................       --         --         --          --         --
     Accrued expenses and other liabilities.................       --         --         --          59          6
                                                              -------    -------    -------    --------    -------
       TOTAL LIABILITIES....................................      767      6,555      3,611      68,852      8,527
                                                              -------    -------    -------    --------    -------
NET ASSETS..................................................  $12,203    $38,168    $34,668    $238,798    $33,664
                                                              =======    =======    =======    ========    =======
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares authorized, $.001
 par value per share).......................................  $     1    $     3    $     3    $     27    $     3
Additional paid-in capital..................................   11,763     37,174     33,925     284,589     33,331
Undistributed net investment income (loss)..................       35         23         58           1         54
Accumulated net realized gain (loss) on investments.........       96       (706)      (176)    (37,176)       144
Accumulated net unrealized appreciation (depreciation) on
 investments................................................      308      1,674        858      (8,643)       132
                                                              -------    -------    -------    --------    -------
NET ASSETS..................................................  $12,203    $38,168    $34,668    $238,798    $33,664
                                                              =======    =======    =======    ========    =======
Shares of common stock outstanding..........................    1,098      3,274      3,264      27,215      3,310
Net asset value, offering and redemption price per share....  $ 11.11    $ 11.66    $ 10.62    $   8.77    $ 10.17
                                                              =======    =======    =======    ========    =======
(A) Investments at cost.....................................  $12,533    $36,757    $33,813    $246,896    $35,552
                                                              =======    =======    =======    ========    =======
(B) Foreign currency at cost................................  $     1    $    --    $    --    $     --    $    --
                                                              =======    =======    =======    ========    =======

- ------------------------------------------------------------------------------

See Notes to Financial Statements.

                      (This page intentionally left blank)

AMERICAN SKANDIA TRUST
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

                                                         ------------------------------------------------------------------------
                                                                                        PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               AST
                                                              AST           AST                             NEUBERGER
                                                              AIM         ALLIANCE       AST        AST      BERMAN        AST
                                                         INTERNATIONAL   GROWTH AND    JANCAP      MONEY     MID-CAP       AIM
                                                            EQUITY         INCOME      GROWTH     MARKET      VALUE     BALANCED
                                                         -------------   ----------   ---------   -------   ---------   ---------
INVESTMENT INCOME
   Interest............................................    $   1,005     $   1,532    $  13,180   $58,618    $   964     $ 8,613
   Dividends...........................................        9,129        13,657        5,514       --       3,585         766
   Foreign taxes withheld..............................         (117)          (13)        (333)      --          (3)         (6)
                                                           ---------     ---------    ---------   -------    -------     -------
       Total Investment Income.........................       10,017        15,176       18,361   58,618       4,546       9,373
                                                           ---------     ---------    ---------   -------    -------     -------
EXPENSES
   Investment advisory fees............................        3,205         5,505       27,811    4,974       2,994       1,972
   Shareholder servicing fees..........................          370           734        3,037      995         333         271
   Administration and accounting fees..................          198           250          463      284         191         171
   Custodian fees......................................          324           128          404      142          60         156
   Distribution fees...................................          245         1,562           66       --         493           8
   Audit and legal fees................................            5             9           38       12           4           3
   Trustees' fees......................................            3             5           22        7           2           2
   Insurance expenses..................................            2             3           13        4           1           1
   Miscellaneous expenses..............................            5             6           14        6           4          35
                                                           ---------     ---------    ---------   -------    -------     -------
       Total Expenses..................................        4,357         8,202       31,868    6,424       4,082       2,619
       Less: Advisory fee waivers and expense
         reimbursements................................           --          (118)      (1,270)    (497)         --          --
       Less: Fees paid indirectly......................         (245)       (1,562)         (66)      --        (493)         (8)
                                                           ---------     ---------    ---------   -------    -------     -------
       Net Expenses....................................        4,112         6,522       30,532    5,927       3,589       2,611
                                                           ---------     ---------    ---------   -------    -------     -------
Net Investment Income (Loss)...........................        5,905         8,654      (12,171)  52,691         957       6,762
                                                           ---------     ---------    ---------   -------    -------     -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Securities......................................       54,728       131,196      (43,653)     (21)     11,510      (9,116)
       Foreign currency transactions...................       (1,871)           --           13       --          --      (1,158)
       Futures contracts...............................           --            --           --       --          --         348
       Written options contracts.......................           --            --           --       --          --         153
       Swap agreements.................................           --            --           --       --          --          --
                                                           ---------     ---------    ---------   -------    -------     -------
   Net realized gain (loss)............................       52,857       131,196      (43,640)     (21)     11,510      (9,773)
                                                           ---------     ---------    ---------   -------    -------     -------
 Net change in unrealized appreciation (depreciation)
   on:
       Securities......................................     (136,251)     (177,106)    (404,103)      --      18,496      14,969
       Futures contracts...............................           --            --           --       --          --        (840)
       Written option contracts........................           --            --           --       --          --        (320)
       Swap agreements.................................           --            --           --       --          --          --
       Translation of assets and liabilities
         denominated in foreign currencies.............          (40)           --         (971)      --          --          (4)
                                                           ---------     ---------    ---------   -------    -------     -------
   Net change in unrealized appreciation
     (depreciation)....................................     (136,291)     (177,106)    (405,074)      --      18,496      13,805
                                                           ---------     ---------    ---------   -------    -------     -------
   Net gain (loss) on investments......................      (83,434)      (45,910)    (448,714)     (21)     30,006       4,032
                                                           ---------     ---------    ---------   -------    -------     -------
   Net Increase (Decrease) in Net Assets Resulting from
     Operations........................................    $ (77,529)    $ (37,256)   $(460,885)  $52,670    $30,963     $10,794
                                                           =========     =========    =========   =======    =======     =======

- ------------------------------------------------------------------------------

See Notes to Financial Statements.

    ----------------------------------------------------------------------------------------------
                                              PORTFOLIO
    ----------------------------------------------------------------------------------------------
                                AST                                AST          AST         AST
       AST          AST        PIMCO      AST        AST        AMERICAN      T. ROWE    NEUBERGER
    FEDERATED     T. ROWE      TOTAL    INVESCO     JANUS        CENTURY       PRICE      BERMAN
      HIGH      PRICE ASSET   RETURN    EQUITY    SMALL-CAP   INTERNATIONAL    GLOBAL     MID-CAP
      YIELD     ALLOCATION     BOND     INCOME     GROWTH       GROWTH II       BOND      GROWTH
    ---------   -----------   -------   -------   ---------   -------------   --------   ---------
    $ 30,376      $ 6,142     $36,816   $10,952   $  3,345      $     452     $  3,398   $  1,382
       1,157        1,762         --     5,979         295          2,894           --        147
          --          (44)        --        --          (7)          (224)          (1)        --
    --------      -------     -------   -------   ---------     ---------     --------   --------
      31,533        7,860     36,816    16,931       3,633          3,122        3,397      1,529
    --------      -------     -------   -------   ---------     ---------     --------   --------
       2,131        1,821      3,421     4,071       5,895          2,409          530      2,669
         284          214        526       543         655            237           66        296
         189          165        227       229         240            172           67        148
          58           57        135        95          91            141           65         49
          --           --         --       179           6             --           --         43
           4            3          7         7           8              3            1          4
           2            2          4         4           5              2            1          2
           1            1          2         2           3              1            1          1
          45           33         11         9           6             24           10          4
    --------      -------     -------   -------   ---------     ---------     --------   --------
       2,714        2,296      4,333     5,139       6,909          2,989          741      3,216
          --           --        (13)      (18)         (6)            --           --         --
          --           --         --      (179)         (6)            --           --        (43)
    --------      -------     -------   -------   ---------     ---------     --------   --------
       2,714        2,296      4,320     4,942       6,897          2,989          741      3,173
    --------      -------     -------   -------   ---------     ---------     --------   --------
      28,819        5,564     32,496    11,989      (3,264)           133        2,656     (1,644)
    --------      -------     -------   -------   ---------     ---------     --------   --------
     (10,119)       9,422     (3,444)   (1,866)    166,452        102,253       (1,541)    91,858
          --          (58)       (35)       --           3         (1,374)      (9,646)        --
          --           --     (4,633)       --          --             --           --         --
          --           --        368        --          --             --           --         --
          --           --     (1,704)       --          --             --           --         --
    --------      -------     -------   -------   ---------     ---------     --------   --------
     (10,119)       9,364     (9,448)   (1,866)    166,455        100,879      (11,187)    91,858
    --------      -------     -------   -------   ---------     ---------     --------   --------
     (32,589)      (9,794)     6,831    10,016    (400,468)      (139,048)       3,406    (36,038)
          --           --     10,431        --          --             --           --         --
          --           --        485        --          --             --           --         --
          --           --        119        --          --             --           --         --
          --           (1)        78        --          (1)            41          289         --
    --------      -------     -------   -------   ---------     ---------     --------   --------
     (32,589)      (9,795)    17,944    10,016    (400,469)      (139,007)       3,695    (36,038)
    --------      -------     -------   -------   ---------     ---------     --------   --------
     (42,708)        (431)     8,496     8,150    (234,014)       (38,128)      (7,492)    55,820
    --------      -------     -------   -------   ---------     ---------     --------   --------
    $(13,889)     $ 5,133     $40,992   $20,139   $(237,278)    $ (37,995)    $ (4,836)  $ 54,176
    ========      =======     =======   =======   =========     =========     ========   ========

- ------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

                                                              -----------------------------------------------------------------
                                                                                          PORTFOLIO
- -------------------------------------------------------------------------------------------------------------------------------
                                                                            AST        AST                               AST
                                                                          T. ROWE     PIMCO                   AST      AMERICAN
                                                                AST        PRICE     LIMITED      AST        JANUS     CENTURY
                                                              FOUNDERS    NATURAL    MATURITY   ALLIANCE   OVERSEAS    INCOME &
                                                              PASSPORT   RESOURCES     BOND      GROWTH     GROWTH      GROWTH
                                                              --------   ---------   --------   --------   ---------   --------
INVESTMENT INCOME
   Interest.................................................  $    528    $   182    $13,146    $    804   $   4,615   $    519
   Dividends................................................     1,405      1,182         --         426       8,592      2,950
   Foreign taxes withheld...................................       (92)       (18)        --          (4)       (193)        (8)
                                                              --------    -------    -------    --------   ---------   --------
       Total Investment Income..............................     1,841      1,346     13,146       1,226      13,014      3,461
                                                              --------    -------    -------    --------   ---------   --------
EXPENSES
   Investment advisory fees.................................     1,738        486      1,241       1,860       8,751      1,576
   Shareholder servicing fees...............................       174         54        192         207         875        210
   Administration and accounting fees.......................        96         48        160         141         246        140
   Custodian fees...........................................       107         25         55          46         256         51
   Distribution fees........................................        --         56         --         251         140         --
   Audit and legal fees.....................................         2          1          2           3          11          3
   Trustees' fees...........................................         1         --          1           1           6          2
   Insurance expenses.......................................         1         --          1           1           4          1
   Miscellaneous expenses...................................         5          5          9           3          17          4
                                                              --------    -------    -------    --------   ---------   --------
       Total Expenses.......................................     2,124        675      1,661       2,513      10,306      1,987
       Less: Advisory fee waivers and expense
         reimbursements.....................................        --         --         --          --         (72)        --
       Less: Fees paid indirectly...........................        --        (56)        --        (251)       (140)        --
                                                              --------    -------    -------    --------   ---------   --------
       Net Expenses.........................................     2,124        619      1,661       2,262      10,094      1,987
                                                              --------    -------    -------    --------   ---------   --------
Net Investment Income (Loss)................................      (283)       727     11,485      (1,036)      2,920      1,474
                                                              --------    -------    -------    --------   ---------   --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Securities...........................................    (7,091)     6,564      1,105     104,882     207,448      1,595
       Foreign currency transactions........................    (2,003)       (36)       222          --      22,962         --
       Futures contracts....................................        --         --       (402)         --          --       (357)
       Written options contracts............................        --         --         --          --          --         --
       Swap agreements......................................        --         --         --          --          --         --
                                                              --------    -------    -------    --------   ---------   --------
   Net realized gain (loss).................................    (9,094)     6,528        925     104,882     230,410      1,238
                                                              --------    -------    -------    --------   ---------   --------
 Net change in unrealized appreciation (depreciation) on:
       Securities...........................................   (52,551)    (1,523)    (1,110)    (68,243)   (250,627)   (17,021)
       Futures contracts....................................        --         --        217          --          --       (456)
       Written option contracts.............................        --         --       (113)         --          --         --
       Swap agreements......................................        --         --        (47)         --          --         --
       Translation of assets and liabilities denominated in
         foreign currencies.................................        47         (2)       (16)         --         427         --
                                                              --------    -------    -------    --------   ---------   --------
   Net change in unrealized appreciation (depreciation).....   (52,504)    (1,525)    (1,069)    (68,243)   (250,200)   (17,477)
                                                              --------    -------    -------    --------   ---------   --------
   Net gain (loss) on investments...........................   (61,598)     5,003       (144)     36,639     (19,790)   (16,239)
                                                              --------    -------    -------    --------   ---------   --------
   Net Increase (Decrease) in Net Assets Resulting from
     Operations.............................................  $(61,881)   $ 5,730    $11,341    $ 35,603   $ (16,870)  $(14,765)
                                                              ========    =======    =======    ========   =========   ========

- ------------------------------------------------------------------------------

See Notes to Financial Statements.

    -------------------------------------------------------------------------------------------------
                                                PORTFOLIO
    -------------------------------------------------------------------------------------------------
       AST           AST            AST                                AST         AST
    AMERICAN      AMERICAN        T. ROWE        AST        AST       LORD       SANFORD       AST
     CENTURY       CENTURY      PRICE SMALL    MARSICO    COHEN &    ABBETT     BERNSTEIN    KEMPER
    STRATEGIC   INTERNATIONAL     COMPANY      CAPITAL    STEERS    SMALL CAP    MANAGED    SMALL-CAP
    BALANCED       GROWTH          VALUE       GROWTH     REALTY      VALUE     INDEX 500    GROWTH
    ---------   -------------   -----------   ---------   -------   ---------   ---------   ---------
     $ 2,935      $    578        $   349     $   4,090   $  111     $   190    $  1,257    $   1,956
         662           932          2,293         3,240    2,122         231       4,073          207
          (1)          (47)            --            (8)      --          (2)         (2)          --
     -------      --------        -------     ---------   ------     -------    --------    ---------
       3,596         1,463          2,642         7,322    2,233         419       5,328        2,163
     -------      --------        -------     ---------   ------     -------    --------    ---------
         922         1,030          1,218         8,072      360         451       2,069        4,436
         109           103            135           897       36          47         345          468
         103            71            117           256       37          37         109          205
          44           134             33           122        9          17          89           78
          --             4             --           124       28          --         128           22
           1             1              2            11       --           1           4            6
           1             1              1             6       --          --           2            3
          --            --              1             4       --          --           2            2
           3            12              3             7        2           2          11            2
     -------      --------        -------     ---------   ------     -------    --------    ---------
       1,183         1,356          1,510         9,499      472         555       2,759        5,222
          --            --             --          (200)      --          --          --           (1)
          --            (4)            --          (124)     (28)         --        (128)         (22)
     -------      --------        -------     ---------   ------     -------    --------    ---------
       1,183         1,352          1,510         9,175      444         555       2,631        5,199
     -------      --------        -------     ---------   ------     -------    --------    ---------
       2,413           111          1,132        (1,853)   1,789        (136)      2,697       (3,036)
     -------      --------        -------     ---------   ------     -------    --------    ---------
       5,879        19,990          3,423        50,978     (263)      1,912      23,251      142,614
      (1,249)          (20)            --           (62)      --          --          --           --
         145            --             --            --       --          --       4,346           --
          --            --             --            --       --          --          --           --
          --            --             --            --       --          --          --           --
     -------      --------        -------     ---------   ------     -------    --------    ---------
       4,775        19,970          3,423        50,916     (263)      1,912      27,597      142,614
     -------      --------        -------     ---------   ------     -------    --------    ---------
      (5,501)      (34,075)        30,918      (173,148)   5,533       9,197     (51,748)    (107,716)
         (75)           --             --            --       --          --          --           --
          --            --             --            --       --          --          --           --
          --            --             --            --       --          --          --           --
          (1)           41             --            (2)      --          --          --           --
     -------      --------        -------     ---------   ------     -------    --------    ---------
      (5,577)      (34,034)        30,918      (173,150)   5,533       9,197     (51,748)    (107,716)
     -------      --------        -------     ---------   ------     -------    --------    ---------
        (802)      (14,064)        34,341      (122,234)   5,270      11,109     (24,151)      34,898
     -------      --------        -------     ---------   ------     -------    --------    ---------
     $ 1,611      $(13,953)       $35,473     $(124,087)  $7,059     $10,973    $(21,454)   $  31,862
     =======      ========        =======     =========   ======     =======    ========    =========

- ------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
(AMOUNTS IN THOUSANDS)

                                                               --------------------------------------------------
                                                                                   PORTFOLIO
- -----------------------------------------------------------------------------------------------------------------
                                                                AST                  AST         AST        AST
                                                                MFS      AST         MFS        ALGER      JANUS
                                                               GLOBAL    MFS     GROWTH WITH   ALL-CAP    MID-CAP
                                                               EQUITY   GROWTH     INCOME       GROWTH    GROWTH
                                                               ------   ------   -----------   --------   -------
INVESTMENT INCOME
   Interest.................................................    $ 20    $  89       $  55      $    866    $ 92
   Dividends................................................      46       41         101            68       2
   Foreign taxes withheld...................................      (1)      --          (1)           (2)     --
                                                                ----    ------      -----      --------    ----
       Total Investment Income..............................      65      130         155           932      94
                                                                ----    ------      -----      --------    ----
EXPENSES
   Investment advisory fees.................................      24       95          92           739      31
   Shareholder servicing fees...............................       2       11           9            76       3
   Administration and accounting fees.......................       1        1           3            75       3
   Custodian fees...........................................       2       --           1            37      --
   Distribution fees........................................      --       --          --            --       1
   Audit and legal fees.....................................      --       --          --             1      --
   Trustees' fees...........................................      --       --          --            --      --
   Insurance expenses.......................................      --       --          --            --      --
   Miscellaneous expenses...................................      --       --          --             3       3
                                                                ----    ------      -----      --------    ----
       Total Expenses.......................................      29      107         105           931      41
       Less: Advisory fee waivers and expense
         reimbursements.....................................      --       --          (8)           --      --
       Less: Fees paid indirectly...........................      --       --          --            --      (1)
                                                                ----    ------      -----      --------    ----
       Net Expenses.........................................      29      107          97           931      40
                                                                ----    ------      -----      --------    ----
Net Investment Income (Loss)................................      36       23          58             1      54
                                                                ----    ------      -----      --------    ----
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Securities...........................................      95     (692)       (170)      (37,176)    144
       Foreign currency transactions........................       1       (8)         (3)           --      --
       Futures contracts....................................      --       --          --            --      --
       Written options contracts............................      --       --          --            --      --
       Swap agreements......................................      --       --          --            --      --
                                                                ----    ------      -----      --------    ----
   Net realized gain (loss).................................      96     (700)       (173)      (37,176)    144
                                                                ----    ------      -----      --------    ----
 Net change in unrealized appreciation (depreciation) on:
       Securities...........................................     210    1,305         584        (8,643)    132
       Futures contracts....................................      --       --          --            --      --
       Written option contracts.............................      --       --          --            --      --
       Swap agreements......................................      --       --          --            --      --
       Translation of assets and liabilities denominated in
         foreign currencies.................................      (7)      --          --            --      --
                                                                ----    ------      -----      --------    ----
   Net change in unrealized appreciation (depreciation).....     203    1,305         584        (8,643)    132
                                                                ----    ------      -----      --------    ----
   Net gain (loss) on investments...........................     299      605         411       (45,819)    276
                                                                ----    ------      -----      --------    ----
   Net Increase (Decrease) in Net Assets Resulting from
     Operations.............................................    $335    $ 628       $ 469      $(45,818)   $330
                                                                ====    ======      =====      ========    ====

--------------------------------------------------------------------------------

See Notes to Financial Statements.

                      (This page intentionally left blank)

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

(AMOUNTS IN THOUSANDS)

                              ---------------------------------------------------------------------------------------------------
                                                                           PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------------------------
                                          AST AIM                        AST ALLIANCE
                                   INTERNATIONAL EQUITY                GROWTH AND INCOME                 AST JANCAP GROWTH
                              -------------------------------   -------------------------------   -------------------------------
                              SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
                               JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,
                                (UNAUDITED)          1999         (UNAUDITED)          1999         (UNAUDITED)          1999
                              ----------------   ------------   ----------------   ------------   ----------------   ------------
FROM OPERATIONS
   Net investment income
     (loss).................     $   5,905        $     970        $    8,654       $   14,653       $  (12,171)     $     5,220
   Net realized gain (loss)
     on investments.........        52,857           94,950           131,196          171,133          (43,640)         477,448
   Net change in unrealized
     appreciation
     (depreciation) on
     investments............      (136,291)         209,949          (177,106)           9,189         (405,074)       1,482,720
                                 ---------        ---------        ----------       ----------       ----------      -----------
     Net Increase (Decrease)
       in Net Assets from
       Operations...........       (77,529)         305,869           (37,256)         194,975         (460,885)       1,965,388
                                 ---------        ---------        ----------       ----------       ----------      -----------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS
   Dividends to shareholders
     from net investment
     income.................        (1,501)              --           (14,653)         (13,889)          (7,572)              --
   Distributions to
     shareholders from
     capital gains..........       (96,849)         (40,173)         (169,612)         (65,834)        (492,826)        (130,343)
                                 ---------        ---------        ----------       ----------       ----------      -----------
     Total Dividends and
       Distributions to
       Shareholders.........       (98,350)         (40,173)         (184,265)         (79,723)        (500,398)        (130,343)
                                 ---------        ---------        ----------       ----------       ----------      -----------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares
     sold...................       385,348          466,738           251,361          593,376        1,290,700        2,869,466
   Net asset value of shares
     issued in reinvestment
     of dividends and
     distributions..........        98,350           40,173           184,265           79,723          500,398          130,343
   Cost of shares
     redeemed...............      (322,736)        (499,556)         (232,162)        (471,954)        (847,630)      (2,166,734)
                                 ---------        ---------        ----------       ----------       ----------      -----------
     Increase (Decrease) in
       Net Assets from
       Capital Share
       Transactions.........       160,962            7,355           203,464          201,145          943,468          833,075
                                 ---------        ---------        ----------       ----------       ----------      -----------
       Total Increase
         (Decrease) in Net
         Assets.............       (14,917)         273,051           (18,057)         316,397          (17,815)       2,668,120)
NET ASSETS
   Beginning of Period......       770,512          497,461         1,498,306        1,181,909        5,923,778        3,255,658
                                 ---------        ---------        ----------       ----------       ----------      -----------
   End of Period............     $ 755,595        $ 770,512        $1,480,249       $1,498,306       $5,905,963      $ 5,923,778
                                 =========        =========        ==========       ==========       ==========      ===========
SHARES ISSUED AND REDEEMED
   Shares sold..............        13,788           19,802            12,279           26,751           24,844           68,510
   Shares issued in
     reinvestment of
     dividends and
     distributions..........         3,216            1,887            10,214            3,891            9,573            3,397
   Shares redeemed..........       (11,407)         (21,118)          (11,518)         (21,409)         (16,433)         (52,595)
                                 ---------        ---------        ----------       ----------       ----------      -----------
     Net Increase (Decrease)
       in Shares
       Outstanding..........         5,597              571            10,975            9,233           17,984           19,312
                                 =========        =========        ==========       ==========       ==========      ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

- -------------------------------------------------------------------------------------------------------
                                               PORTFOLIO
- -------------------------------------------------------------------------------------------------------
                                           AST NEUBERGER BERMAN
           AST MONEY MARKET                    MID-CAP VALUE                   AST AIM BALANCED
    -------------------------------   -------------------------------   -------------------------------
    SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
     JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,
      (UNAUDITED)          1999         (UNAUDITED)          1999         (UNAUDITED)          1999
    ----------------   ------------   ----------------   ------------   ----------------   ------------
      $    52,691      $    71,758       $     957        $   2,177         $  6,762         $ 10,135
              (21)               8          11,510           (1,550)          (9,773)          37,486
               --               --          18,496           (4,592)          13,805           37,287
      -----------      -----------       ---------        ---------         --------         --------
           52,670           71,766          30,963           (3,965)          10,794           84,908
      -----------      -----------       ---------        ---------         --------         --------
          (52,691)         (71,758)         (2,176)          (3,830)         (10,797)          (9,982)
               (8)            (106)         (2,619)          (8,712)         (36,372)         (33,245)
      -----------      -----------       ---------        ---------         --------         --------
          (52,699)         (71,864)         (4,795)         (12,542)         (47,169)         (43,227)
      -----------      -----------       ---------        ---------         --------         --------
        5,722,386        9,162,968         137,452          648,383           95,348           58,331
           51,958           67,429           4,795           12,542           47,169           43,228
       (6,339,076)      (7,788,875)       (155,051)        (252,003)         (14,677)         (53,004)
      -----------      -----------       ---------        ---------         --------         --------
         (564,732)       1,441,522         (12,804)         408,922          127,840           48,555
      -----------      -----------       ---------        ---------         --------         --------
         (564,761)       1,441,424          13,364          392,415           91,465           90,236
        2,409,157          967,733         664,383          271,968          499,571          409,335
      -----------      -----------       ---------        ---------         --------         --------
      $ 1,844,396      $ 2,409,157       $ 677,747        $ 664,383         $591,036         $499,571
      ===========      ===========       =========        =========         ========         ========
        5,722,386        9,162,968          10,064           47,274            6,614            4,301
           51,958           67,429             379              999            3,271            3,442
       (6,339,075)      (7,788,875)        (11,448)         (19,055)          (1,007)          (3,934)
      -----------      -----------       ---------        ---------         --------         --------
         (564,731)       1,441,522          (1,005)          29,218            8,878            3,809
      ===========      ===========       =========        =========         ========         ========

- ---  -----------------------------------------------------------------
                                 PORTFOLIO
- ---  -----------------------------------------------------------------
              AST FEDERATED                   AST T. ROWE PRICE
               HIGH YIELD                     ASSET ALLOCATION
     -------------------------------   -------------------------------
     SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
      JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,
       (UNAUDITED)          1999         (UNAUDITED)          1999
     ----------------   ------------   ----------------   ------------
        $  28,819        $  57,676         $  5,564         $ 10,648
          (10,119)          (7,097)           9,364            3,891
          (32,589)         (38,643)          (9,795)          25,492
        ---------        ---------         --------         --------
          (13,889)          11,936            5,133           40,031
        ---------        ---------         --------         --------
          (57,675)         (46,298)         (10,446)          (7,355)
               --           (4,074)          (4,195)            (104)
        ---------        ---------         --------         --------
          (57,675)         (50,372)         (14,641)          (7,459)
        ---------        ---------         --------         --------
          147,207          351,076           42,979          127,050
           57,675           50,372           14,641            7,459
         (152,496)        (334,904)         (57,310)         (63,736)
        ---------        ---------         --------         --------
           52,386           66,544              310           70,773
        ---------        ---------         --------         --------
          (19,178)          28,108           (9,198)         103,345
          623,788          595,680          447,542          344,197
        ---------        ---------         --------         --------
        $ 604,610        $ 623,788         $438,344         $447,542
        =========        =========         ========         ========
           13,932           28,958            2,320            7,183
            5,415            4,212              831              438
          (14,101)         (27,931)          (3,153)          (3,583)
        ---------        ---------         --------         --------
            5,246            5,239               (2)           4,038
        =========        =========         ========         ========

- ------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

(AMOUNTS IN THOUSANDS)

                              ---------------------------------------------------------------------------------------------------
                                                                           PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------------------------
                                      AST PIMCO TOTAL                     AST INVESCO                        AST JANUS
                                        RETURN BOND                      EQUITY INCOME                   SMALL-CAP GROWTH
                              -------------------------------   -------------------------------   -------------------------------
                              SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
                               JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,
                                (UNAUDITED)          1999         (UNAUDITED)          1999         (UNAUDITED)          1999
                              ----------------   ------------   ----------------   ------------   ----------------   ------------
FROM OPERATIONS
   Net investment income
     (loss).................     $   32,496       $   54,418       $   11,989       $   20,214       $   (3,264)      $   (2,537)
   Net realized gain (loss)
     on investments.........         (9,448)         (28,885)          (1,866)          78,862          166,455          145,207
   Net change in unrealized
     appreciation
     (depreciation) on
     investments............         17,944          (35,986)          10,016            2,582         (400,469)         550,645
                                 ----------       ----------       ----------       ----------       ----------       ----------
     Net Increase (Decrease)
       in Net Assets from
       Operations...........         40,992          (10,453)          20,139          101,658         (237,278)         693,315
                                 ----------       ----------       ----------       ----------       ----------       ----------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS
   Dividends to shareholders
     from net investment
     income.................        (54,224)         (40,382)         (20,214)         (15,474)              --               --
   Distributions to
     shareholders from
     capital gains..........             --          (29,828)         (78,949)         (23,985)        (136,801)              --
                                 ----------       ----------       ----------       ----------       ----------       ----------
     Total Dividends and
       Distributions to
       Shareholders.........        (54,224)         (70,210)         (99,163)         (39,459)        (136,801)              --
                                 ----------       ----------       ----------       ----------       ----------       ----------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares
     sold...................        253,911          406,569          221,629          375,408          135,992          917,746
   Net asset value of shares
     issued in reinvestment
     of dividends and
     distributions..........         54,224           70,210           99,163           39,458          136,801               --
   Cost of shares
     redeemed...............       (167,261)        (286,850)        (144,396)        (260,483)        (289,762)        (453,697)
                                 ----------       ----------       ----------       ----------       ----------       ----------
     Increase (Decrease) in
       Net Assets from
       Capital Share
       Transactions.........        140,874          189,929          176,396          154,383          (16,969)         464,049
                                 ----------       ----------       ----------       ----------       ----------       ----------
       Total Increase
         (Decrease) in Net
         Assets.............        127,642          109,266           97,372          216,582         (391,048)       1,157,364
NET ASSETS
   Beginning of Period......      1,005,763          896,497        1,048,064          831,482        1,443,211          285,847
                                 ----------       ----------       ----------       ----------       ----------       ----------
   End of Period............     $1,133,405       $1,005,763       $1,145,436       $1,048,064       $1,052,163       $1,443,211
                                 ==========       ==========       ==========       ==========       ==========       ==========
SHARES ISSUED AND REDEEMED
   Shares sold..............         23,766           36,437           12,945           20,846            3,217           37,569
   Shares issued in
     reinvestment of
     dividends and
     distributions..........          5,154            6,394            6,225            2,329            3,008               --
   Shares redeemed..........        (15,593)         (25,872)          (8,411)         (14,501)          (7,312)         (19,931)
                                 ----------       ----------       ----------       ----------       ----------       ----------
     Net Increase (Decrease)
       in Shares
       Outstanding..........         13,327           16,959           10,759            8,674           (1,087)          17,638
                                 ==========       ==========       ==========       ==========       ==========       ==========

- ------------------------------------------------------------------------------

See Notes to Financial Statements.

- ---------------------------------------------------------------------------------------------------
                                             PORTFOLIO
- ---------------------------------------------------------------------------------------------------
     AST AMERICAN CENTURY                AST T. ROWE PRICE               AST NEUBERGER BERMAN
    INTERNATIONAL GROWTH II                 GLOBAL BOND                     MID-CAP GROWTH
- -------------------------------   -------------------------------   -------------------------------
SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
 JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,
  (UNAUDITED)          1999         (UNAUDITED)          1999         (UNAUDITED)          1999
- ----------------   ------------   ----------------   ------------   ----------------   ------------
   $     133        $   2,133         $  2,656         $  5,163        $  (1,644)       $  (1,935)
     100,879           47,755          (11,187)          (3,742)          91,858           13,781
    (139,007)          83,119            3,695          (14,013)         (36,038)         118,263
   ---------        ---------         --------         --------        ---------        ---------
     (37,995)         133,007           (4,836)         (12,592)          54,176          130,109
   ---------        ---------         --------         --------        ---------        ---------
      (1,024)          (3,236)          (2,181)          (9,278)              --               --
     (49,071)         (21,765)              --           (2,979)         (13,633)         (19,893)
   ---------        ---------         --------         --------        ---------        ---------
     (50,095)         (25,001)          (2,181)         (12,257)         (13,633)         (19,893)
   ---------        ---------         --------         --------        ---------        ---------
     178,381          603,613           13,911           48,898          719,950          202,094
      50,095           25,001            2,181           12,257           13,633           19,893
    (203,926)        (691,957)         (10,947)         (46,135)        (403,004)        (199,670)
   ---------        ---------         --------         --------        ---------        ---------
      24,550          (63,343)           5,145           15,020          330,579           22,317
   ---------        ---------         --------         --------        ---------        ---------
     (63,540)          44,663           (1,872)          (9,829)         371,122          132,533
     516,824          472,161          138,144          147,973          394,325          261,792
   ---------        ---------         --------         --------        ---------        ---------
   $ 453,284        $ 516,824         $136,272         $138,144        $ 765,447        $ 394,325
   =========        =========         ========         ========        =========        =========
      12,307           46,058            1,524            4,970           27,668           11,881
       3,309            2,034              237            1,233              468            1,303
     (13,817)         (52,356)          (1,198)          (4,723)         (15,690)         (11,944)
   ---------        ---------         --------         --------        ---------        ---------
       1,799           (4,264)             563            1,480           12,446            1,240
   =========        =========         ========         ========        =========        =========

- -----------------------------------------------------------------
                            PORTFOLIO
- -----------------------------------------------------------------
                                         AST T. ROWE PRICE
     AST FOUNDERS PASSPORT               NATURAL RESOURCES
- -------------------------------   -------------------------------
SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
 JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,
  (UNAUDITED)          1999         (UNAUDITED)          1999
- ----------------   ------------   ----------------   ------------
   $    (283)       $    (654)        $    727         $  1,045
      (9,094)          60,896            6,528           (1,413)
     (52,504)          36,077           (1,525)          20,106
   ---------        ---------         --------         --------
     (61,881)          96,319            5,730           19,738
   ---------        ---------         --------         --------
          --             (228)            (945)          (1,049)
     (57,250)            (256)              --           (8,637)
   ---------        ---------         --------         --------
     (57,250)            (484)            (945)          (9,686)
   ---------        ---------         --------         --------
     466,333          141,040           76,376           98,060
      57,251              484              945            9,685
    (281,687)        (139,959)         (65,173)         (89,698)
   ---------        ---------         --------         --------
     241,897            1,565           12,148           18,047
   ---------        ---------         --------         --------
     122,766           97,400           16,933           28,099
     217,397          119,997          102,225           74,126
   ---------        ---------         --------         --------
   $ 340,163        $ 217,397         $119,158         $102,225
   =========        =========         ========         ========
      19,108            8,649            5,487            7,786
       1,921               38               78              988
     (12,200)          (9,064)          (4,813)          (7,197)
   ---------        ---------         --------         --------
       8,829             (377)             752            1,577
   =========        =========         ========         ========

- ------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

(AMOUNTS IN THOUSANDS)

                              ---------------------------------------------------------------------------------------------------
                                                                           PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------------------------
                                     AST PIMCO LIMITED                                                       AST JANUS
                                       MATURITY BOND                  AST ALLIANCE GROWTH                 OVERSEAS GROWTH
                              -------------------------------   -------------------------------   -------------------------------
                              SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
                               JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,
                                (UNAUDITED)          1999         (UNAUDITED)          1999         (UNAUDITED)          1999
                              ----------------   ------------   ----------------   ------------   ----------------   ------------
FROM OPERATIONS
   Net investment income
     (loss).................      $ 11,485        $  21,139         $ (1,036)       $  (1,417)       $    2,920       $   (1,485)
   Net realized gain (loss)
     on investments.........           925           (1,892)         104,882           32,038           230,410           30,229
   Net change in unrealized
     appreciation
     (depreciation) on
     investments............        (1,069)          (5,992)         (68,243)          60,401          (250,200)         629,896
                                  --------        ---------         --------        ---------        ----------       ----------
     Net Increase (Decrease)
       in Net Assets from
       Operations...........        11,341           13,255           35,603           91,022           (16,870)         658,640
                                  --------        ---------         --------        ---------        ----------       ----------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS
   Dividends to shareholders
     from net investment
     income.................       (21,367)         (18,691)              --               --            (9,620)              --
   Distributions to
     shareholders from
     capital gains..........            --               --          (30,894)         (33,503)          (13,477)              --
                                  --------        ---------         --------        ---------        ----------       ----------
     Total Dividends and
       Distributions to
       Shareholders.........       (21,367)         (18,691)         (30,894)         (33,503)          (23,097)              --
                                  --------        ---------         --------        ---------        ----------       ----------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares
     sold...................        61,013          176,908          111,788           82,279           752,575        1,127,067
   Net asset value of shares
     issued in reinvestment
     of dividends and
     distributions..........        21,367           18,691           30,894           33,504            23,097               --
   Cost of shares
     redeemed...............       (89,237)        (133,266)         (67,738)        (109,772)         (746,598)        (841,868)
                                  --------        ---------         --------        ---------        ----------       ----------
     Increase (Decrease) in
       Net Assets from
       Capital Share
       Transactions.........        (6,857)          62,333           74,944            6,011            29,074          285,199
                                  --------        ---------         --------        ---------        ----------       ----------
       Total Increase
         (Decrease) in Net
         Assets.............       (16,883)          56,897           79,653           63,530           (10,893)         943,839
NET ASSETS
   Beginning of Period......       406,604          349,707          364,454          300,924         1,551,045          607,206
                                  --------        ---------         --------        ---------        ----------       ----------
   End of Period............      $389,721        $ 406,604         $444,107        $ 364,454        $1,540,152       $1,551,045
                                  ========        =========         ========        =========        ==========       ==========
SHARES ISSUED AND REDEEMED
   Shares sold..............         5,853           16,533            5,690            5,458            29,674           73,126
   Shares issued in
     reinvestment of
     dividends and
     distributions..........         2,075            1,783            1,561            2,396               801               --
   Shares redeemed..........        (8,449)         (12,347)          (3,580)          (7,346)          (28,227)         (55,526)
                                  --------        ---------         --------        ---------        ----------       ----------
     Net Increase (Decrease)
       in Shares
       Outstanding..........          (521)           5,969            3,671              508             2,248           17,600
                                  ========        =========         ========        =========        ==========       ==========

- ------------------------------------------------------------------------------

See Notes to Financial Statements.

- ---------------------------------------------------------------------------------------------------
                                             PORTFOLIO
- ---------------------------------------------------------------------------------------------------
     AST AMERICAN CENTURY              AST AMERICAN CENTURY              AST AMERICAN CENTURY
        INCOME & GROWTH                 STRATEGIC BALANCED               INTERNATIONAL GROWTH
- -------------------------------   -------------------------------   -------------------------------
SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
 JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,
  (UNAUDITED)          1999         (UNAUDITED)          1999         (UNAUDITED)          1999
- ----------------   ------------   ----------------   ------------   ----------------   ------------
    $  1,474         $  2,121         $  2,413        $   3,184        $     111         $   (318)
       1,238           20,971            4,775           12,632           19,970            7,972
     (17,477)          31,045           (5,577)           4,767          (34,034)          53,802
    --------         --------         --------        ---------        ---------         --------
     (14,765)          54,137            1,611           20,583          (13,953)          61,456
    --------         --------         --------        ---------        ---------         --------
      (2,121)          (1,630)          (3,230)            (936)              --               --
     (22,771)          (9,176)         (12,672)             (24)          (6,118)            (596)
    --------         --------         --------        ---------        ---------         --------
     (24,892)         (10,806)         (15,902)            (960)          (6,118)            (596)
    --------         --------         --------        ---------        ---------         --------
     164,373          146,857           21,144          117,755          302,088           98,779
      24,892           10,806           15,902              960            6,118              596
     (31,477)         (30,235)         (14,111)         (12,633)        (140,491)         (83,742)
    --------         --------         --------        ---------        ---------         --------
     157,788          127,428           22,935          106,082          167,715           15,633
    --------         --------         --------        ---------        ---------         --------
     118,131          170,759            8,644          125,705          147,644           76,493
     360,630          189,871          216,748           91,043          154,226           77,733
    --------         --------         --------        ---------        ---------         --------
    $478,761         $360,630         $225,392        $ 216,748        $ 301,870         $154,226
    ========         ========         ========        =========        =========         ========
      11,385           10,285            1,473            8,308           14,498            6,699
       1,883              844            1,176               69              261               44
      (2,232)          (2,180)            (988)            (875)          (6,743)          (5,549)
    --------         --------         --------        ---------        ---------         --------
      11,036            8,949            1,661            7,502            8,016            1,194
    ========         ========         ========        =========        =========         ========

- -----------------------------------------------------------------
                            PORTFOLIO
- -----------------------------------------------------------------
       AST T. ROWE PRICE                    AST MARSICO
      SMALL COMPANY VALUE                 CAPITAL GROWTH
- -------------------------------   -------------------------------
SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
 JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,
  (UNAUDITED)          1999         (UNAUDITED)          1999
- ----------------   ------------   ----------------   ------------
   $   1,132        $   1,805        $   (1,853)      $   (2,610)
       3,423           14,768            50,916           53,167
      30,918          (16,127)         (173,150)         478,644
   ---------        ---------        ----------       ----------
      35,473              446          (124,087)         529,201
   ---------        ---------        ----------       ----------
      (1,649)          (2,399)               --             (400)
     (14,365)              --           (45,101)            (476)
   ---------        ---------        ----------       ----------
     (16,014)          (2,399)          (45,101)            (876)
   ---------        ---------        ----------       ----------
     123,777          129,871           479,131          922,808
      16,014            2,399            45,101              876
    (117,988)        (172,896)         (170,206)        (323,239)
   ---------        ---------        ----------       ----------
      21,803          (40,626)          354,026          600,445
   ---------        ---------        ----------       ----------
      41,262          (42,579)          184,838        1,128,770
     261,493          304,072         1,723,736          594,966
   ---------        ---------        ----------       ----------
   $ 302,755        $ 261,493        $1,908,574       $1,723,736
   =========        =========        ==========       ==========
      10,869           11,553            23,394           57,115
       1,497              233             2,168               59
     (10,373)         (15,422)           (8,373)         (19,397)
   ---------        ---------        ----------       ----------
       1,993           (3,636)           17,189           37,777
    =========        =========        ==========       ==========

- ------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

(AMOUNTS IN THOUSANDS)

                              ---------------------------------------------------------------------------------------------------
                                                                           PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------------------------
                                    AST COHEN & STEERS                  AST LORD ABBETT                AST SANFORD BERNSTEIN
                                          REALTY                        SMALL CAP VALUE                  MANAGED INDEX 500
                              -------------------------------   -------------------------------   -------------------------------
                              SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
                               JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,
                                (UNAUDITED)          1999         (UNAUDITED)          1999         (UNAUDITED)          1999
                              ----------------   ------------   ----------------   ------------   ----------------   ------------
FROM OPERATIONS
   Net investment income
     (loss).................     $   1,789        $   2,446        $     (136)      $     (202)      $   2,697        $   3,516
   Net realized gain (loss)
     on investments.........          (263)          (2,514)            1,912              255          27,597           40,358
   Net change in unrealized
     appreciation
     (depreciation) on
     investments............         5,533             (181)            9,197            5,624         (51,748)          47,244
                                 ---------        ---------        ----------       ----------       ---------        ---------
     Net Increase (Decrease)
       in Net Assets from
       Operations...........         7,059             (249)           10,973            5,677         (21,454)          91,118
                                 ---------        ---------        ----------       ----------       ---------        ---------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS
   Dividends to shareholders
     from net investment
     income.................        (2,005)            (956)               --               --          (3,516)          (1,358)
   Distributions to
     shareholders from
     capital gains..........            --               --                --               --         (41,829)          (9,219)
                                 ---------        ---------        ----------       ----------       ---------        ---------
     Total Dividends and
       Distributions to
       Shareholders.........        (2,005)            (956)               --               --         (45,345)         (10,577)
                                 ---------        ---------        ----------       ----------       ---------        ---------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares
     sold...................        68,236           55,613            59,074           70,629         373,470          624,369
   Net asset value of shares
     issued in reinvestment
     of dividends and
     distributions..........         2,005              956                --               --          45,345           10,577
   Cost of shares
     redeemed...............       (42,006)         (31,692)          (20,361)         (43,902)       (259,669)        (371,471)
                                 ---------        ---------        ----------       ----------       ---------        ---------
     Increase (Decrease) in
       Net Assets from
       Capital Share
       Transactions.........        28,235           24,877            38,713           26,727         159,146          263,475
                                 ---------        ---------        ----------       ----------       ---------        ---------
       Total Increase
         (Decrease) in Net
         Assets.............        33,289           23,672            49,686           32,404          92,347          344,016
NET ASSETS
   Beginning of Period......        56,697           33,025            74,192           41,788         633,567          289,551
                                 ---------        ---------        ----------       ----------       ---------        ---------
   End of Period............     $  89,986        $  56,697        $  123,878       $   74,192       $ 725,914        $ 633,567
                                 =========        =========        ==========       ==========       =========        =========
SHARES ISSUED AND REDEEMED
   Shares sold..............         7,925            6,510             5,164            6,842          26,579           46,867
   Shares issued in
     reinvestment of
     dividends and
     distributions..........           257              117                --               --           3,531              847
   Shares redeemed..........        (4,878)          (3,773)           (1,803)          (4,199)        (18,724)         (28,014)
                                 ---------        ---------        ----------       ----------       ---------        ---------
     Net Increase (Decrease)
       in Shares
       Outstanding..........         3,304            2,854             3,361            2,643          11,386           19,700
                                 =========        =========        ==========       ==========       =========        =========

--------------------------------------------------------------------------------
(1) Commenced operations on January 4, 1999.
(2) Commenced operations on October 18, 1999.
(3) Commenced operations on December 31, 1999.
(4) Commenced operations on May 1, 2000.

See Notes to Financial Statements.

 ---------------------------------------------------------------------------------------------------
                                              PORTFOLIO
 ---------------------------------------------------------------------------------------------------
           AST KEMPER                          AST MFS
        SMALL-CAP GROWTH                    GLOBAL EQUITY                    AST MFS GROWTH
 -------------------------------   -------------------------------   -------------------------------
 SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
  JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000     DECEMBER 31,
   (UNAUDITED)        1999(1)        (UNAUDITED)        1999(2)        (UNAUDITED)        1999(2)
 ----------------   ------------   ----------------   ------------   ----------------   ------------
    $   (3,036)      $  (2,787)        $    36           $    1          $    23           $    3
       142,614          51,910              96                2             (700)              (6)
      (107,716)        335,901             203              105            1,305              370
    ----------       ---------         -------           ------          -------           ------
        31,862         385,024             335              108              628              367
    ----------       ---------         -------           ------          -------           ------
            --              --              (2)              --               (3)              --
       (49,192)             --              (2)              --               --               --
    ----------       ---------         -------           ------          -------           ------
       (49,192)             --              (4)              --               (3)              --
    ----------       ---------         -------           ------          -------           ------
       396,149         876,431          17,495            1,309           34,585            5,575
        49,192              --               4               --                3               --
      (185,676)       (419,471)         (6,918)            (126)          (1,913)          (1,074)
    ----------       ---------         -------           ------          -------           ------
       259,665         456,960          10,581            1,183           32,675            4,501
    ----------       ---------         -------           ------          -------           ------
       242,335         841,984          10,912            1,291           33,300            4,868
       841,984              --           1,291               --            4,868               --
    ----------       ---------         -------           ------          -------           ------
    $1,084,319       $ 841,984         $12,203           $1,291          $38,168           $4,868
    ==========       =========         =======           ======          =======           ======
        25,165          95,259           1,622              129            3,012              535
         2,839              --              --               --               --               --
       (11,893)        (41,240)           (641)             (12)            (169)            (104)
    ----------       ---------         -------           ------          -------           ------
        16,111          54,019             981              117            2,843              431
    ==========       =========         =======           ======          =======           ======

- ---------------------------------------------------------------------
                              PORTFOLIO
- ---------------------------------------------------------------------
            AST MFS                  AST ALGER          AST JANUS
      GROWTH WITH INCOME           ALL-CAP GROWTH     MID-CAP GROWTH
- -------------------------------   ----------------   ----------------
SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED   SIX MONTHS ENDED
 JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000      JUNE 30, 2000
  (UNAUDITED)        1999(2)       (UNAUDITED)(3)     (UNAUDITED)(4)
- ----------------   ------------   ----------------   ----------------
    $    58           $   11          $      1           $    54
       (173)              (3)          (37,176)              144
        584              274            (8,643)              132
    -------           ------          --------           -------
        469              282           (45,818)              330
    -------           ------          --------           -------
        (11)              --                --                --
         --               --                --                --
    -------           ------          --------           -------
        (11)              --                --                --
    -------           ------          --------           -------
     29,467            8,585           319,213            35,613
         11               --                --                --
     (4,025)            (110)          (34,597)           (2,279)
    -------           ------          --------           -------
     25,453            8,475           284,616            33,334
    -------           ------          --------           -------
     25,911            8,757           238,798            33,664
      8,757               --                --                --
    -------           ------          --------           -------
    $34,668           $8,757          $238,798           $33,664
    =======           ======          ========           =======
      2,823              843            30,678             3,555
          1               --                --                --
       (392)             (11)           (3,463)             (245)

      2,432              832            27,215             3,310
    =======           ======          ========           =======

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

- ---------------------------------------------------------------------------------------------------------------------------------
                                                          INCREASE (DECREASE) FROM
                                                           INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                                                   --------------------------------------   -------------------------------------
                                       NET ASSET      NET
                                         VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET
                             PERIOD    BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL
        PORTFOLIO            ENDED     OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS
- --------------------------  --------   ---------   ----------   ------------   ----------   ----------   --------   -------------
AST AIM                     06/30/00**  $34.23      $  0.27       $ (3.29)      $ (3.02)     $  (0.07)   $  (4.26)    $  (4.33)
  International Equity      12/31/99     22.67         0.05         13.36         13.41            --       (1.85)       (1.85)
                            12/31/98     21.29         0.20          3.81          4.01         (0.67)      (1.96)       (2.63)
                            12/31/97     19.22         0.36          2.96          3.32         (0.30)      (0.95)       (1.25)
                            12/31/96     18.20         0.16          1.55          1.71         (0.32)      (0.37)       (0.69)
                            12/31/95     17.61         0.14          1.44          1.58            --       (0.99)       (0.99)
AST Alliance                06/30/00**  $23.50      $  0.12       $ (0.93)      $ (0.81)     $  (0.23)   $  (2.65)    $  (2.88)
  Growth and Income         12/31/99     21.68         0.23          3.04          3.27         (0.25)      (1.20)       (1.45)
                            12/31/98     20.53         0.25          2.23          2.48         (0.25)      (1.08)       (1.33)
                            12/31/97     17.17         0.24          3.76          4.00         (0.23)      (0.41)       (0.64)
                            12/31/96     14.98         0.23          2.48          2.71         (0.17)      (0.35)       (0.52)
                            12/31/95     12.00         0.16          3.22          3.38         (0.20)      (0.20)       (0.40)
AST JanCap Growth           06/30/00**  $55.21      $ (0.10)      $ (3.45)      $ (3.55)     $  (0.07)   $  (4.45)    $  (4.52)
                            12/31/99     37.00         0.05         19.65         19.70            --       (1.49)       (1.49)
                            12/31/98     23.15         0.04         15.10         15.14         (0.08)      (1.21)       (1.29)
                            12/31/97     18.79         0.06          5.16          5.22         (0.05)      (0.81)       (0.86)
                            12/31/96     15.40         0.02          4.19          4.21         (0.02)      (0.80)       (0.82)
                            12/31/95     11.22         0.06          4.18          4.24         (0.06)         --        (0.06)
AST Money Market            06/30/00**  $ 1.00      $0.0263       $    --       $0.0263      $(0.0263)   $     --     $(0.0263)
                            12/31/99      1.00       0.0449        0.0001        0.0450       (0.0449)    (0.0001)     (0.0450)
                            12/31/98      1.00       0.0502        0.0002        0.0504       (0.0502)    (0.0002)     (0.0504)
                            12/31/97      1.00       0.0507        0.0002        0.0509       (0.0507)    (0.0002)     (0.0509)
                            12/31/96      1.00       0.0492        0.0005        0.0497       (0.0492)    (0.0005)     (0.0497)
                            12/31/95      1.00       0.0494            --        0.0494       (0.0494)         --      (0.0494)
AST Neuberger Berman        06/30/00**  $13.32      $  0.02       $  0.62       $  0.64      $  (0.04)   $  (0.05)    $  (0.09)
  Mid-Cap Value             12/31/99     13.16         0.10          0.60          0.70         (0.24)      (0.30)       (0.54)
                            12/31/98     15.15         0.21         (0.52)        (0.31)        (0.36)      (1.32)       (1.68)
                            12/31/97     12.83         0.32          2.87          3.19         (0.36)      (0.51)       (0.87)
                            12/31/96     11.94         0.36          0.97          1.33         (0.44)         --        (0.44)
                            12/31/95      9.87         0.40          2.09          2.49         (0.42)         --        (0.42)
AST AIM Balanced            06/30/00**  $15.24      $  0.16       $  0.18       $  0.34      $  (0.32)   $  (1.07)    $  (1.39)
                            12/31/99     14.13         0.32          2.30          2.62         (0.35)      (1.16)       (1.51)
                            12/31/98     13.64         0.34          1.31          1.65         (0.35)      (0.81)       (1.16)
                            12/31/97     13.19         0.33          1.85          2.18         (0.31)      (1.42)       (1.73)
                            12/31/96     12.53         0.32          1.02          1.34         (0.25)      (0.43)       (0.68)
                            12/31/95     10.49         0.26          2.06          2.32         (0.28)         --        (0.28)

--------------------------------------------------------------------------------

(1)  Annualized.
 *   For 1999 and 2000, includes commissions received by American
     Skandia Marketing, Inc. under the Portfolio's Distribution
     Plan, as described in Note 3 to the Financial Statements.
**   Unaudited.

See Notes to Financial Statements.

- ----------------------------------------------------------------------------------------------------------
                                                             RATIO OF EXPENSES
                         SUPPLEMENTAL DATA                 TO AVERAGE NET ASSETS*
                -----------------------------------   --------------------------------
    NET ASSET                                         AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
      VALUE               NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
       END       TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
    OF PERIOD   RETURN     (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT       NET ASSETS
    ---------   -------   -------------   ---------   --------------   ---------------   -----------------
     $26.88      (10.35%)  $  755,595        44%           1.18%(1)         1.18%(1)            1.59%(1)
      34.23       64.13%      770,512       159%           1.18%            1.18%               0.18%
      22.67       20.10%      497,461       117%           1.13%            1.13%               0.69%
      21.29       18.15%      412,270       116%           1.15%            1.15%               1.04%
      19.22        9.65%      346,211       124%           1.16%            1.26%               0.88%
      18.20       10.00%      268,056        59%           1.17%            1.27%               0.88%
     $19.81       (2.22%)  $1,480,249        86%           1.10%(1)         1.12%(1)            1.18%(1)
      23.50       16.09%    1,498,306        69%           0.92%            0.94%               1.09%
      21.68       12.48%    1,181,909        78%           0.91%            0.91%               1.32%
      20.53       23.92%      936,986        41%           0.93%            0.93%               1.60%
      17.17       18.56%      530,497        43%           0.97%            0.97%               1.92%
      14.98       28.91%      288,749        50%           0.99%            0.99%               2.50%
     $47.14       (7.24%)  $5,905,963        16%           1.01%(1)         1.05%(1)           (0.40%)(1)
      55.21       55.01%    5,923,778        35%           1.00%            1.04%               0.12%
      37.00       68.26%    3,255,658        42%           1.02%            1.04%               0.16%
      23.15       28.66%    1,511,602        94%           1.07%            1.08%               0.24%
      18.79       28.36%      892,324        79%           1.10%            1.10%               0.25%
      15.40       37.98%      431,321       113%           1.12%            1.12%               0.51%
     $ 1.00        2.66%   $1,844,396        N/A           0.60%(1)         0.65%(1)            5.29%(1)
       1.00        4.60%    2,409,157        N/A           0.60%            0.65%               4.52%
       1.00        5.14%      967,733        N/A           0.60%            0.66%               4.99%
       1.00        5.18%      759,888        N/A           0.60%            0.69%               5.06%
       1.00        5.08%      549,470        N/A           0.60%            0.71%               4.87%
       1.00        5.05%      344,225        N/A           0.60%            0.72%               5.38%
     $13.87        4.95%   $  677,747        92%           1.23%(1)         1.23%(1)            0.29%(1)
      13.32        5.67%      664,383       176%           1.13%            1.13%               0.39%
      13.16       (2.33%)     271,968       208%           1.05%            1.05%               1.83%
      15.15       26.42%      201,143        91%           0.90%            0.90%               3.34%
      12.83       11.53%      123,138        81%           0.93%            0.93%               3.14%
      11.94       26.13%      107,399        71%           0.93%            0.93%               4.58%
     $14.19        2.03%   $  591,036        33%           0.97%(1)         0.97%(1)            2.49%(1)
      15.24       20.85%      499,571       154%           1.00%            1.00%               2.37%
      14.13       12.86%      409,335       139%           1.00%            1.00%               2.55%
      13.64       18.28%      357,591       170%           1.03%            1.03%               2.81%
      13.19       11.23%      286,479       276%           0.94%            0.94%               2.66%
      12.53       22.60%      255,206       161%           0.94%            0.94%               3.28%

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

- --------------------------------------------------------------------------------------------------------------------------------
                                                         INCREASE (DECREASE) FROM
                                                          INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                                                  --------------------------------------   -------------------------------------
                                      NET ASSET      NET
                                        VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET
                            PERIOD    BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL
        PORTFOLIO           ENDED     OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS
- -------------------------  --------   ---------   ----------   ------------   ----------   ----------   --------   -------------
AST Federated              06/30/00**  $11.92       $ 0.55        $(0.81)       $(0.26)      $(1.16)     $   --       $(1.16)
  High Yield               12/31/99     12.65         1.03         (0.77)         0.26        (0.91)      (0.08)       (0.99)
                           12/31/98     13.11         0.91         (0.57)         0.34        (0.76)      (0.04)       (0.80)
                           12/31/97     12.13         0.75          0.83          1.58        (0.54)      (0.06)       (0.60)
                           12/31/96     11.14         0.56          0.90          1.46        (0.47)         --        (0.47)
                           12/31/95      9.69         0.38          1.46          1.84        (0.39)         --        (0.39)
AST T. Rowe Price          06/30/00**  $18.86       $ 0.24        $   --        $ 0.24       $(0.45)     $(0.18)      $(0.63)
  Asset Allocation         12/31/99     17.47         0.44          1.32          1.76        (0.36)      (0.01)       (0.37)
                           12/31/98     15.13         0.35          2.38          2.73        (0.33)      (0.06)       (0.39)
                           12/31/97     13.27         0.33          2.03          2.36        (0.26)      (0.24)       (0.50)
                           12/31/96     12.01         0.27          1.28          1.55        (0.25)      (0.04)       (0.29)
                           12/31/95      9.94         0.26          2.02          2.28        (0.21)         --        (0.21)
AST PIMCO Total            06/30/00**  $10.99       $ 0.32        $ 0.10        $ 0.42       $(0.60)     $   --       $(0.60)
  Return Bond              12/31/99     12.02         0.58         (0.71)        (0.13)       (0.52)      (0.38)       (0.90)
                           12/31/98     11.72         0.49          0.56          1.05        (0.51)      (0.24)       (0.75)
                           12/31/97     11.11         0.48          0.58          1.06        (0.45)         --        (0.45)
                           12/31/96     11.34         0.46         (0.10)         0.36        (0.28)      (0.31)       (0.59)
                           12/31/95      9.75         0.25          1.55          1.80        (0.21)         --        (0.21)
AST INVESCO                06/30/00**  $18.65       $ 0.18        $ 0.04        $ 0.22       $(0.36)     $(1.40)      $(1.76)
  Equity Income            12/31/99     17.50         0.36          1.61          1.97        (0.32)      (0.50)       (0.82)
                           12/31/98     16.51         0.31          1.81          2.12        (0.32)      (0.81)       (1.13)
                           12/31/97     13.99         0.31          2.84          3.15        (0.26)      (0.37)       (0.63)
                           12/31/96     12.50         0.27          1.79          2.06        (0.24)      (0.33)       (0.57)
                           12/31/95      9.75         0.25          2.65          2.90        (0.15)         --        (0.15)
AST Janus                  06/30/00**  $42.61       $(0.10)       $(6.41)       $(6.51)      $   --      $(4.01)      $(4.01)
  Small-Cap Growth         12/31/99     17.61        (0.03)        25.03         25.00           --          --           --
                           12/31/98     17.81        (0.08)         0.73          0.65           --       (0.85)       (0.85)
                           12/31/97     16.80        (0.05)         1.06          1.01           --          --           --
                           12/31/96     14.25        (0.03)         2.85          2.82           --       (0.27)       (0.27)
                           12/31/95     10.84        (0.04)         3.54          3.50        (0.09)         --        (0.09)
AST American Century       06/30/00**  $16.67       $(0.01)       $(1.17)       $(1.18)      $(0.03)     $(1.64)      $(1.67)
  International Growth II  12/31/99     13.39         0.06          3.95          4.01        (0.09)      (0.64)       (0.73)
                           12/31/98     12.09         0.08          1.59          1.67        (0.14)      (0.23)       (0.37)
                           12/31/97     12.07         0.09          0.08          0.17        (0.07)      (0.08)       (0.15)
                           12/31/96     10.65         0.06          1.44          1.50        (0.08)         --        (0.08)
                           12/31/95      9.62         0.07          0.99          1.06        (0.01)      (0.02)       (0.03)

--------------------------------------------------------------------------------

(1)  Annualized.
 *   For 1999 and 2000, includes commissions received by American
     Skandia Marketing, Inc. under the Portfolio's Distribution
     Plan, as described in Note 3 to the Financial Statements.
**   Unaudited.

See Notes to Financial Statements.

- ---------------------------------------------------------------------------------------------------------
                                                            RATIOS OF EXPENSES
                        SUPPLEMENTAL DATA                 TO AVERAGE NET ASSETS*
                ----------------------------------   --------------------------------
    NET ASSET                                        AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
      VALUE              NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
       END      TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
    OF PERIOD   RETURN    (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT       NET ASSETS
    ---------   ------   -------------   ---------   --------------   ---------------   -----------------
     $10.50      (2.35%)  $  604,610         13%          0.95%(1)         0.95%(1)           10.14%(1)
      11.92       2.00%      623,788         39%          0.94%            0.94%               9.09%
      12.65       2.61%      595,680         36%          0.95%            0.95%               8.64%
      13.11      13.59%      434,420         28%          0.98%            0.98%               8.83%
      12.13      13.58%      205,262         43%          1.03%            1.03%               8.02%
      11.14      19.57%       83,692         30%          1.11%            1.11%               8.72%
     $18.47       1.44%   $  438,344         17%          1.07%(1)         1.07%(1)            2.60%(1)
      18.86      10.28%      447,542         17%          1.07%            1.07%               2.65%
      17.47      18.36%      344,197          8%          1.09%            1.09%               2.70%
      15.13      18.40%      213,075         10%          1.13%            1.13%               2.95%
      13.27      13.14%      120,149         31%          1.20%            1.20%               3.02%
      12.01      23.36%       59,399         18%          1.25%            1.29%               3.53%
     $10.81       3.97%   $1,133,405        155%          0.82%(1)         0.82%(1)            6.17%(1)
      10.99      (1.09%)   1,005,763        227%          0.82%            0.82%               5.46%
      12.02       9.46%      896,497        231%          0.83%            0.83%               5.24%
      11.72       9.87%      572,100        320%          0.86%            0.86%               5.56%
      11.11       3.42%      360,010        403%          0.89%            0.89%               5.38%
      11.34      18.78%      225,335        124%          0.89%            0.89%               5.95%
     $17.11       1.88%   $1,145,436         33%          0.95%(1)         0.95%(1)            2.21%(1)
      18.65      11.74%    1,048,064         76%          0.93%            0.93%               2.10%
      17.50      13.34%      831,482         67%          0.93%            0.93%               2.17%
      16.51      23.33%      602,105         73%          0.95%            0.95%               2.54%
      13.99      17.09%      348,680         58%          0.98%            0.98%               2.83%
      12.50      30.07%      176,716         89%          0.98%            0.98%               3.34%
     $32.09     (18.05%)  $1,052,163         53%          1.05%(1)         1.05%(1)           (0.50%)(1)
      42.61     141.96%    1,443,211        116%          1.08%            1.08%              (0.46%)
      17.61       3.49%      285,847        100%          1.12%            1.12%              (0.53%)
      17.81       6.01%      278,258         77%          1.13%            1.13%              (0.32%)
      16.80      20.05%      220,068         69%          1.16%            1.16%              (0.38%)
      14.25      32.56%       90,460         68%          1.22%            1.22%              (0.28%)
     $13.82      (7.91%)  $  453,284        102%          1.26%(1)         1.26%(1)            0.06%(1)
      16.67      31.95%      516,824         29%          1.26%            1.26%               0.47%
      13.39      14.03%      472,161         32%          1.25%            1.25%               0.60%
      12.09       1.36%      464,456         19%          1.26%            1.26%               0.71%
      12.07      14.17%      402,559         11%          1.30%            1.30%               0.84%
      10.65      11.09%      195,667         17%          1.33%            1.33%               1.03%

--------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

- --------------------------------------------------------------------------------------------------------------------------------
                                                         INCREASE (DECREASE) FROM
                                                          INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                                                  --------------------------------------   -------------------------------------
                                      NET ASSET      NET
                                        VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET
                            PERIOD    BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL
        PORTFOLIO           ENDED     OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS
- -------------------------  --------   ---------   ----------   ------------   ----------   ----------   --------   -------------
AST T. Rowe Price          06/30/00**  $ 9.60       $ 0.17        $(0.51)       $(0.34)      $(0.15)     $   --       $(0.15)
  Global Bond              12/31/99     11.46         0.33         (1.25)        (0.92)       (0.71)      (0.23)       (0.94)
                           12/31/98     10.11         0.52          0.94          1.46        (0.03)      (0.08)       (0.11)
                           12/31/97     10.90         0.20         (0.57)        (0.37)       (0.16)      (0.26)       (0.42)
                           12/31/96     10.60         0.23          0.38          0.61        (0.14)      (0.17)       (0.31)
                           12/31/95      9.68         0.31          0.75          1.06        (0.14)         --        (0.14)
AST Neuberger Berman       06/30/00**  $24.03       $ 0.01        $ 3.11        $ 3.12       $   --      $(0.62)      $(0.62)
  Mid-Cap Growth           12/31/99     17.26        (0.11)         8.21          8.10           --       (1.33)       (1.33)
                           12/31/98     16.61        (0.05)         3.31          3.26        (0.01)      (2.60)       (2.61)
                           12/31/97     14.39         0.01          2.36          2.37        (0.02)      (0.13)       (0.15)
                           12/31/96     12.40         0.01          2.01          2.02        (0.03)         --        (0.03)
                           12/31/95      9.97         0.04          2.40          2.44        (0.01)         --        (0.01)
AST Founders Passport      06/30/00**  $24.63       $(0.01)       $(0.80)       $(0.81)      $   --      $(4.55)      $(4.55)
                           12/31/99     13.04        (0.07)        11.72         11.65        (0.03)      (0.03)       (0.06)
                           12/31/98     11.78         0.05          1.24          1.29        (0.03)         --        (0.03)
                           12/31/97     11.63         0.03          0.21          0.24        (0.08)      (0.01)       (0.09)
                           12/31/96     10.33         0.09          1.24          1.33        (0.03)         --        (0.03)
                           12/31/95(2)   10.00        0.03          0.30          0.33           --          --           --
AST T. Rowe Price          06/30/00**  $13.16       $ 0.10        $ 0.87        $ 0.97       $(0.14)     $   --       $(0.14)
  Natural Resources        12/31/99     11.97         0.14          2.67          2.81        (0.18)      (1.44)       (1.62)
                           12/31/98     14.57         0.19         (1.78)        (1.59)       (0.14)      (0.87)       (1.01)
                           12/31/97     14.47         0.14          0.35          0.49        (0.07)      (0.32)       (0.39)
                           12/31/96     11.11         0.05          3.35          3.40        (0.02)      (0.02)       (0.04)
                           12/31/95(2)   10.00        0.04          1.07          1.11           --          --           --
AST PIMCO Limited          06/30/00**  $10.84       $ 0.36        $(0.05)       $ 0.31       $(0.62)     $   --       $(0.62)
  Maturity Bond            12/31/99     11.08         0.59         (0.22)         0.37        (0.61)         --        (0.61)
                           12/31/98     11.02         0.56          0.03          0.59        (0.53)         --        (0.53)
                           12/31/97     10.81         0.55          0.22          0.77        (0.56)         --        (0.56)
                           12/31/96     10.47         0.56         (0.15)         0.41        (0.05)      (0.02)       (0.07)
                           12/31/95(2)   10.00        0.05          0.42          0.47           --          --           --
AST Alliance Growth        06/30/00**  $18.95       $(0.02)       $ 2.02        $ 2.00       $   --      $(1.56)      $(1.56)
                           12/31/99     16.07        (0.07)         4.85          4.78           --       (1.90)       (1.90)
                           12/31/98     12.62        (0.10)         3.55          3.45           --          --           --
                           12/31/97     10.99        (0.05)         1.68          1.63           --          --           --
                           12/31/96(3)   10.00       (0.01)         1.00          0.99           --          --           --

--------------------------------------------------------------------------------
(1) Annualized.
(2) Commenced operations on May 2, 1995.
(3) Commenced operations on May 2, 1996.
 * For 1999 and 2000, includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan, as described in Note 3 to the Financial Statements.
** Unaudited.

See Notes to Financial Statements.

- ----------------------------------------------------------------------------------------------------------
                                                             RATIOS OF EXPENSES
                   SUPPLEMENTAL DATA                       TO AVERAGE NET ASSETS*
    -----------------------------------------------   --------------------------------
    NET ASSET             NET ASSETS AT               AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
      VALUE                  END OF       PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
       END       TOTAL       PERIOD       TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
    OF PERIOD   RETURN     (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT       NET ASSETS
    ---------   -------   -------------   ---------   --------------   ---------------   -----------------
     $ 9.11      (3.53%)   $  136,272       108%          1.12%(1)          1.12%(1)            4.00%(1)
       9.60      (8.33%)      138,144       106%          1.11%             1.11%               3.51%
      11.46      14.72%       147,973       136%          1.11%             1.11%               4.78%
      10.11      (3.42%)      130,408       173%          1.11%             1.11%               4.73%
      10.90       5.98%        98,235       241%          1.21%             1.21%               5.02%
      10.60      11.10%        45,602       325%          1.53%             1.53%               6.17%
     $26.53      12.75%    $  765,447        55%          1.08%(1)          1.08%(1)           (0.55%)(1)
      24.03      51.37%       394,325       148%          1.13%             1.13%              (0.71%)
      17.26      20.65%       261,792       228%          1.07%             1.07%              (0.34%)
      16.61      16.68%       185,050       305%          0.99%             0.99%               0.07%
      14.39      16.34%       136,247       156%          1.01%             1.01%               0.24%
      12.40      24.42%        45,979        84%          1.17%             1.17%               0.70%
     $19.27      (9.83%)   $  340,163       264%          1.22%(1)          1.22%(1)           (0.16%)(1)
      24.63      89.71%       217,397       309%          1.29%             1.29%              (0.54%)
      13.04      10.92%       119,997        46%          1.30%             1.30%               0.32%
      11.78       2.03%       117,938        73%          1.35%             1.35%               0.43%
      11.63      12.91%       117,643       133%          1.36%             1.36%               1.25%
      10.33       3.30%        28,455         4%          1.46%(1)          1.46%(1)            0.94%(1)
     $13.99       7.50%    $  119,158        61%          1.25%(1)          1.25%(1)            1.35%(1)
      13.16      28.11%       102,225        72%          1.16%             1.16%               1.11%
      11.97     (11.83%)       74,126        55%          1.16%             1.16%               1.14%
      14.57       3.39%       111,954        44%          1.16%             1.16%               0.98%
      14.47      30.74%        88,534        31%          1.30%             1.30%               1.08%
      11.11      11.10%         9,262         2%          1.35%(1)          1.80%(1)            1.28%(1)
     $10.53       3.04%    $  389,721        34%          0.86%(1)          0.86%(1)            5.96%(1)
      10.84       3.37%       406,604       178%          0.86%             0.86%               5.51%
      11.08       5.72%       349,707       263%          0.86%             0.86%               5.70%
      11.02       7.46%       288,642        54%          0.88%             0.88%               5.71%
      10.81       3.90%       209,013       247%          0.89%             0.89%               5.69%
      10.47       4.70%       161,940       205%          0.89%(1)          0.89%(1)            4.87%(1)
     $19.39      10.40%    $  444,107        91%          1.22%(1)          1.22%(1)           (0.50%)(1)
      18.95      33.91%       364,454       316%          1.11%             1.11%              (0.50%)
      16.07      27.34%       300,924       252%          1.22%             1.22%              (0.70%)
      12.62      14.83%       235,648       219%          1.23%             1.23%              (0.59%)
      10.99       9.90%        48,790        77%          1.33%(1)          1.33%(1)           (0.56%)(1)
- ----------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

- ---------------------------------------------------------------------------------------------------------------------------------
                                                             INCREASE (DECREASE) FROM
                                                              INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                                                      --------------------------------------   -------------------------------------
                                          NET ASSET      NET
                                            VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET
                              PERIOD      BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL
         PORTFOLIO            ENDED       OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS
- ---------------------------  --------     ---------   ----------   ------------   ----------   ----------   --------   ----------
AST Janus Overseas           06/30/00**    $25.10       $ 0.02        $(0.76)       $(0.74)      $(0.13)     $(0.18)      $(0.31)
  Growth                     12/31/99       13.74        (0.03)        11.39         11.36           --          --           --
                             12/31/98       11.87         0.04          1.88          1.92        (0.05)         --        (0.05)
                             12/31/97(4)    10.00         0.02          1.85          1.87           --          --           --
AST American Century         06/30/00**    $15.65       $ 0.03        $(0.67)       $(0.64)      $(0.08)     $(0.88)      $(0.96)
  Income & Growth            12/31/99       13.47         0.09          2.84          2.93        (0.11)      (0.64)       (0.75)
                             12/31/98       12.23         0.11          1.38          1.49        (0.07)      (0.18)       (0.25)
                             12/31/97(4)    10.00         0.07          2.16          2.23           --          --           --
AST American Century         06/30/00**    $15.30       $ 0.15        $(0.10)       $ 0.05       $(0.23)     $(0.88)      $(1.11)
  Strategic Balanced         12/31/99       13.66         0.20          1.56          1.76        (0.12)         --        (0.12)
                             12/31/98       11.34         0.11          2.29          2.40        (0.08)         --        (0.08)
                             12/31/97(4)    10.00         0.11          1.23          1.34           --          --           --
AST American Century         06/30/00**    $22.40       $ 0.04        $(1.36)       $(1.32)      $   --      $(0.82)      $(0.82)
  International Growth       12/31/99       13.66        (0.04)         8.88          8.84           --       (0.10)       (0.10)
                             12/31/98       11.52         0.03          2.12          2.15        (0.01)         --        (0.01)
                             12/31/97(4)    10.00        (0.03)         1.55          1.52           --          --           --
AST T. Rowe Price            06/30/00**    $11.39       $ 0.05        $ 1.40        $ 1.45       $(0.07)     $(0.63)      $(0.70)
  Small Company Value        12/31/99       11.44         0.08         (0.03)         0.05        (0.10)         --        (0.10)
                             12/31/98       12.88         0.09         (1.42)        (1.33)       (0.05)      (0.06)       (0.11)
                             12/31/97(4)    10.00         0.06          2.82          2.88           --          --           --
AST Marsico Capital          06/30/00**    $21.63       $(0.01)       $(1.40)       $(1.41)      $   --      $(0.52)      $(0.52)
  Growth                     12/31/99       14.20        (0.03)         7.48          7.45        (0.01)      (0.01)       (0.02)
                             12/31/98       10.03           --          4.17          4.17           --          --           --
                             12/31/97(5)    10.00         0.01          0.02          0.03           --          --           --
AST Cohen & Steers           06/30/00**    $ 8.36       $ 0.14        $ 0.70        $ 0.84       $(0.28)     $   --       $(0.28)
  Realty                     12/31/99        8.41         0.33         (0.15)         0.18        (0.23)         --        (0.23)
                             12/31/98(6)    10.00         0.28         (1.87)        (1.59)          --          --           --
AST Lord Abbett              06/30/00**    $10.87       $   --        $ 1.29        $ 1.29       $   --      $   --       $   --
  Small Cap Value            12/31/99        9.99        (0.03)         0.91          0.88           --          --           --
                             12/31/98(6)    10.00        (0.01)           --         (0.01)          --          --           --
AST Sanford Bernstein        06/30/00**    $14.96       $ 0.05        $(0.47)       $(0.42)      $(0.08)     $(0.95)      $(1.03)
  Managed Index 500          12/31/99       12.78         0.08          2.56          2.64        (0.06)      (0.40)       (0.46)
                             12/31/98(6)    10.00         0.06          2.72          2.78           --          --           --

- ------------------------------------------------------------------------------
(1) Annualized.
(4) Commenced operations on January 2, 1997.
(5) Commenced operations on December 22, 1997.
(6) Commenced operations on January 2, 1998.
 * For 1999 and 2000, includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan, as described in Note 3 to the Financial Statements.
** Unaudited.

See Notes to Financial Statements.

- ----------------------------------------------------------------------------------------------------------
                                                             RATIOS OF EXPENSES
                   SUPPLEMENTAL DATA                       TO AVERAGE NET ASSETS*
    -----------------------------------------------   --------------------------------
    NET ASSET             NET ASSETS AT               AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
      VALUE                  END OF       PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
       END       TOTAL       PERIOD       TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
    OF PERIOD   RETURN     (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT       NET ASSETS
    ---------   -------   -------------   ---------   --------------   ---------------   -----------------
     $24.05      (3.16%)   $1,540,152        56%          1.17%(1)          1.18%(1)           0.33%(1)
      25.10      82.68%     1,551,045        76%          1.23%             1.23%             (0.18%)
      13.74      16.22%       607,206        97%          1.27%             1.27%              0.32%
      11.87      18.70%       255,705        94%          1.35%(1)          1.35%(1)           0.36%(1)
     $14.05      (3.71%)   $  478,761        29%          0.94%(1)          0.94%(1)           0.70%(1)
      15.65      22.98%       360,630       125%          0.98%             0.98%              0.86%
      13.47      12.27%       189,871        87%          1.00%             1.00%              1.05%
      12.23      22.30%       117,438        81%          1.23%(1)          1.23%(1)           1.24%(1)
     $14.24       0.71%    $  225,392        64%          1.09%(1)          1.09%(1)           2.22%(1)
      15.30      12.97%       216,748       104%          1.10%             1.10%              1.93%
      13.66      21.29%        91,043        95%          1.16%             1.13%              1.68%
      11.34      13.40%        28,947        76%          1.25%(1)          1.35%(1)           2.02%(1)
     $20.26      (6.40%)   $  301,870        54%          1.32%(1)          1.32%(1)           0.11%(1)
      22.40      65.20%       154,226       112%          1.50%             1.50%             (0.32%)
      13.66      18.68%        77,733       220%          1.65%             1.65%              0.10%
      11.52      15.10%        33,125       171%          1.75%(1)          1.75%(1)          (0.58%)(1)
     $12.14      13.62%    $  302,755        15%          1.12%(1)          1.12%(1)           0.84%(1)
      11.39       0.58%       261,493        26%          1.11%             1.11%              0.64%
      11.44     (10.53%)      304,072        10%          1.11%             1.11%              0.93%
      12.88      28.80%       199,896         7%          1.16%(1)          1.16%              1.20%(1)
     $19.70      (6.67%)   $1,908,574        61%          1.05%(1)          1.06%(1)          (0.21%)(1)
      21.63      52.58%     1,723,736       115%          1.08%             1.08%             (0.25%)
      14.20      41.59%       594,966       213%          1.11%             1.11%              0.16%
      10.03       0.30%         7,299         --          1.00%(1)          1.00%(1)           3.62%(1)
     $ 8.92      10.57%    $   89,986        34%          1.31%(1)          1.31%(1)           4.97%(1)
       8.36       2.26%        56,697        51%          1.27%             1.27%              4.95%
       8.41     (16.00%)       33,025        18%          1.30%(1)          1.30%(1)           5.02%(1)
     $12.16      11.87%    $  123,878        36%          1.17%(1)          1.17%(1)          (0.29%)(1)
      10.87       8.81%        74,192        85%          1.24%             1.24%             (0.36%)
       9.99      (0.10%)       41,788        58%          1.31%(1)          1.31%(1)          (0.21%)(1)
     $13.51      (2.47%)   $  725,914        78%          0.73%(1)          0.73%(1)           0.78%(1)
      14.96      21.23%       633,567       101%          0.79%             0.77%              0.74%
      12.78      27.90%       289,551       162%          0.80%(1)          0.86%(1)           1.07%(1)

- ------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

- ----------------------------------------------------------------------------------------------------------------------------------
                                                             INCREASE (DECREASE) FROM
                                                              INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                                                      --------------------------------------   -------------------------------------
                                          NET ASSET      NET
                                            VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET
                              PERIOD      BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL
         PORTFOLIO            ENDED       OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS
- ---------------------------  --------     ---------   ----------   ------------   ----------   ----------   --------   -----------
AST Kemper                   06/30/00**    $15.59       $(0.03)       $ 0.79        $ 0.76       $   --      $(0.89)      $(0.89)
  Small-Cap Growth           12/31/99(7)    10.00        (0.05)         5.64          5.59           --          --           --
AST MFS Global Equity        06/30/00**    $11.03       $ 0.04        $ 0.06        $ 0.10       $(0.01)     $(0.01)      $(0.02)
                             12/31/99(8)    10.00         0.01          1.02          1.03           --          --           --
AST MFS Growth               06/30/00**    $11.30       $ 0.01        $ 0.35        $ 0.36       $   --      $   --       $   --
                             12/31/99(8)    10.00         0.01          1.29          1.30           --          --           --
AST MFS Growth               06/30/00**    $10.52       $ 0.03        $ 0.08        $ 0.11       $(0.01)     $   --       $(0.01)
  with Income                12/31/99(8)    10.00         0.01          0.51          0.52           --          --           --
AST Alger                    06/30/00**(9)  $10.00      $   --        $(1.23)       $(1.23)      $   --      $   --       $   --
  All-Cap Growth
AST Janus Mid-Cap Growth     06/30/00**(10)  $10.00     $ 0.02        $ 0.15        $ 0.17       $   --      $   --       $   --

- ------------------------------------------------------------------------------

 (1) Annualized.
 (7) Commenced operations on January 4, 1999.
 (8) Commenced operations on October 18, 1999.
 (9) Commenced operations on December 31, 1999.
(10) Commenced operations on May 1, 2000.
 *   For 1999 and 2000, includes commissions received by American
     Skandia Marketing, Inc. under the Portfolio's Distribution
     Plan, as described in Note 3 to the Financial Statements.
**   Unaudited.

See Notes to Financial Statements.

- ----------------------------------------------------------------------------------------------------------
                                                             RATIOS OF EXPENSES
                   SUPPLEMENTAL DATA                       TO AVERAGE NET ASSETS*
    -----------------------------------------------   --------------------------------
    NET ASSET             NET ASSETS AT               AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
      VALUE                  END OF       PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
       END       TOTAL       PERIOD       TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
    OF PERIOD   RETURN     (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT       NET ASSETS
    ---------   -------   -------------   ---------   --------------   ---------------   -----------------
     $15.46       4.27%    $1,084,319        65%          1.12%(1)          1.12%(1)          (0.65%)(1)
      15.59      55.90%       841,984       133%          1.14%(1)          1.14%(1)          (0.67%)(1)
     $11.11       0.80%    $   12,203        35%          1.20%(1)          1.20%(1)           1.48%(1)
      11.03      10.40%         1,291       142%          1.75%(1)          2.11%(1)           0.75%(1)
     $11.66       3.21%    $   38,168       102%          1.02%(1)          1.02%(1)           0.22%(1)
      11.30      13.00%         4,868        60%          1.35%(1)          1.35%(1)           0.76%(1)
     $10.62       1.05%    $   34,668        28%          1.04%(1)          1.04%(1)           0.63%(1)
      10.52       5.20%         8,757         6%          1.23%(1)          1.23%(1)           1.45%(1)
     $ 8.77     (12.30%)   $  238,798        53%          1.23%(1)          1.23%(1)           0.00%(1)
     $10.17       1.70%    $   33,664         5%          1.26%(1)          1.26%(1)           1.76%(1)

- ------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)

- ------------------------------------------------------------------------------
1.  ORGANIZATION

American Skandia Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at June 30, 2000, issued 33 classes of shares of beneficial interest: AST AIM International Equity Portfolio ("International Equity"), AST Alliance Growth and Income Portfolio ("Growth and Income"), AST JanCap Growth Portfolio ("JanCap Growth"), AST Money Market Portfolio ("Money Market"), AST Neuberger Berman Mid-Cap Value Portfolio ("Mid-Cap Value"), AST AIM Balanced Portfolio ("Balanced"), AST Federated High Yield Portfolio ("High Yield"), AST T. Rowe Price Asset Allocation Portfolio ("Asset Allocation"), AST PIMCO Total Return Bond Portfolio ("Total Return Bond"), AST INVESCO Equity Income Portfolio ("Equity Income"), AST Janus Small-Cap Growth Portfolio ("Janus Small-Cap Growth"), AST American Century International Growth Portfolio II ("International Growth II") (formerly, AST T. Rowe Price International Equity Portfolio), AST T. Rowe Price Global Bond Portfolio ("Global Bond") (formerly, AST T. Rowe Price International Bond Portfolio), AST Neuberger Berman Mid-Cap Growth Portfolio ("Neuberger Mid-Cap Growth"), AST Founders Passport Portfolio ("Passport"), AST T. Rowe Price Natural Resources Portfolio ("Natural Resources"), AST PIMCO Limited Maturity Bond Portfolio ("Limited Maturity Bond"), AST Alliance Growth Portfolio ("Alliance Growth") (formerly, AST Oppenheimer Large-Cap Growth Portfolio), AST Janus Overseas Growth Portfolio ("Overseas Growth"), AST American Century Income & Growth Portfolio ("Income & Growth"), AST American Century Strategic Balanced Portfolio ("Strategic Balanced"), AST American Century International Growth Portfolio ("International Growth"), AST T. Rowe Price Small Company Value Portfolio ("Small Company Value"), AST Marsico Capital Growth Portfolio ("Capital Growth"), AST Cohen & Steers Realty Portfolio ("Realty"), AST Lord Abbett Small Cap Value Portfolio ("Small Cap Value"), AST Sanford Bernstein Managed Index 500 Portfolio ("Managed Index 500") (formerly, AST Bankers Trust Managed Index 500 Portfolio), AST Kemper Small-Cap Growth Portfolio ("Kemper Small-Cap Growth"), AST MFS Global Equity Portfolio ("Global Equity"), AST MFS Growth Portfolio ("MFS Growth"), AST MFS Growth with Income Portfolio ("Growth with Income"), AST Alger All-Cap Growth Portfolio ("All-Cap Growth"), and AST Janus Mid-Cap Growth Portfolio ("Janus Mid-Cap Growth") (collectively the "Portfolios").

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust, in conformity with generally accepted accounting principles, in the preparation of its financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation

Portfolio securities are valued at the close of trading on the New York Stock Exchange. Equity securities are valued generally at the last reported sales price on the securities exchange on which they are primarily traded, or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices.

- ------------------------------------------------------------------------------

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Debt securities of Money Market are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. For Portfolios other than Money Market, debt securities which mature in 60 days or less are valued at cost (or market value 60 days prior to maturity), adjusted for amortization to maturity of any premium or discount.

Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees. At June 30, 2000, there were no securities valued in accordance with such procedures.

Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.

Foreign Currency Exchange Contracts

A foreign currency exchange contract ("FCEC") is a commitment to purchase or sell a specified amount of a foreign currency at a specified future date, in exchange for either a specified amount of another foreign currency or U.S. dollars.

FCECs are valued at the forward exchange rates applicable to the underlying currencies, and changes in market value are recorded as unrealized gains and losses until the contract settlement date.

Risks could arise from entering into FCECs if the counterparties to the contracts were unable to meet the terms of their contracts. In addition, the use of FCECs may not only hedge against losses on securities denominated in foreign currency, but may also reduce potential gains on securities from favorable movements in exchange rates.

Futures Contracts and Options

A financial futures contract calls for delivery of a particular security at a specified price and future date. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future date. Such contracts require an initial margin deposit, in cash or cash equivalents, equal to

- ------------------------------------------------------------------------------

a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Portfolio each day, depending on the daily change in the value of the contract. Futures contracts are valued based on their quoted daily settlement prices. Fluctuations in value are recorded as unrealized gains and losses until such time that the contracts are terminated.

An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the option's value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed is offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

Risks could arise from entering into futures and written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

Repurchase Agreements

A repurchase agreement is a commitment to purchase government securities from a seller who agrees to repurchase the securities at an agreed-upon price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the government securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

Repurchase agreements entail a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Portfolio may be delayed or prevented from exercising its right to dispose of the securities.

Swap Agreements

A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or "basket" of securities representing a particular index. The gross returns to be exchanged or "swapped" between the parties are calculated based on a "notional amount", which, each business day, is valued to determine each party's obligation under the contract. Fluctuations in value are recorded as unrealized gains and losses during the term of the contract.

Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa.

- ------------------------------------------------------------------------------

Risks could arise from entering into swap agreements from the potential inability of counterparties to meet the terms of their contracts, and from the potential inability to enter into a closing transaction. It is possible that developments in the swaps market, including potential governmental regulation, could affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Securities Loans

Each Portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least equal to the market value of the securities lent. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity.

Interest income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent.

Lending securities involves certain risks, including the risk that the Portfolio may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

- ------------------------------------------------------------------------------

At June 30, 2000, securities lending activities are summarized as follows:

                                                          MARKET VALUE
                                                         OF SECURITIES      MARKET VALUE     INCOME FROM
PORTFOLIO                                                   ON LOAN        OF COLLATERAL      LENDING*
- ---------                                                --------------    --------------    -----------
Growth and Income....................................    $  125,845,725    $  122,685,018     $133,153
JanCap Growth........................................     1,328,757,881     1,320,083,926      957,941
Mid-Cap Value........................................        71,402,577        73,153,329       91,084
Balanced.............................................        93,547,476        89,761,339      100,788
High Yield...........................................        13,944,113        14,738,880      146,841
Asset Allocation.....................................        80,204,302        81,925,710       58,560
Equity Income........................................        80,451,924        80,267,262       99,818
Janus Small-Cap Growth...............................       125,755,174       127,084,647      606,543
Neuberger Mid-Cap Growth.............................       177,696,911       177,177,541      134,464
Natural Resources....................................         8,686,275         9,099,015       19,458
Alliance Growth......................................       102,445,914       103,201,689       56,322
Income & Growth......................................        55,728,328        53,157,945       43,204
Strategic Balanced...................................        24,407,661        21,906,911       24,838
Small Company Value..................................        13,659,851        14,139,060       38,088
Capital Growth.......................................       247,388,008       250,406,392      282,269
Realty...............................................        11,019,725        10,372,500       18,479
Small Cap Value......................................         2,821,406         6,945,900       30,125
Managed Index 500....................................        54,432,979        55,724,782       56,580
Kemper Small-Cap Growth..............................       116,049,865       103,727,828      491,744
MFS Growth...........................................         5,945,463         5,999,125          314
Growth with Income...................................         3,325,058         3,365,172          141
All-Cap Growth.......................................        62,951,747        63,294,427       35,846
Janus Mid-Cap Growth.................................         6,383,737         6,504,590        1,687

* Income earned for the period is included in interest income on the Statements of Operations.

Investment Transactions and Investment Income

Securities transactions are accounted for on the trade date. Realized gains and losses from securities sold are recognized on the specific identification basis. Dividend income is recorded on the ex-dividend date. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date or, if such information is not available, as soon as reliable information is available from the Trust's sources. Interest income is recorded on the accrual basis and includes the accretion of discount and amortization of premium.

Expenses

Each Portfolio is charged for expenses that are directly attributable to it. Common expenses of the Trust are allocated to the Portfolios in proportion to their net assets.

- ------------------------------------------------------------------------------

Distributions to Shareholders

Dividends, if any, from net investment income are declared and paid at least annually by all Portfolios other than Money Market. In the case of Money Market, dividends are declared daily and paid monthly. Net realized gains from investment transactions, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

3.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolios have entered into investment management agreements with American Skandia Investment Services, Inc. (the "Investment Manager") which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisors for their respective Portfolios: A I M Capital Management, Inc. for International Equity and Balanced; Lord Abbett & Co. for Small Cap Value; Janus Capital Corporation for JanCap Growth, Janus Small-Cap Growth, Overseas Growth, and Janus Mid-Cap Growth; J. P. Morgan Investment Management, Inc. for Money Market; Federated Investment Counseling for High Yield; T. Rowe Price Associates, Inc. for Asset Allocation, Natural Resources, and Small Company Value; Pacific Investment Management Co. for Total Return Bond and Limited Maturity Bond; INVESCO Funds Group, Inc. for Equity Income; Founders Asset Management, Inc. for Passport; Rowe Price-Fleming International, Inc., a United Kingdom Corporation, for Global Bond; Neuberger Berman Management, Inc. for Mid-Cap Value and Neuberger Mid-Cap Growth; American Century Investment Management, Inc. for Income & Growth, Strategic Balanced, International Growth, and International Growth II; Marsico Capital Management, LLC for Capital Growth; Cohen & Steers Capital Management, Inc. for Realty; Sanford C. Bernstein & Co., Inc. for Managed Index 500; Scudder Kemper Investments, Inc. for Kemper Small-Cap Growth; Massachusetts Financial Services Co. for Global Equity, MFS Growth, and Growth with Income; Alliance Capital Management L.P. for Growth and Income and Alliance Growth; and Fred Alger Management, Inc. for All-Cap Growth.

The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of 1.00%, .75%, .90%, .50%, .90%, .75%, .75%, .85%, .65%, .75%,
 .90%, 1.00%, .80%, .90%, 1.00%, .90%, .65%, .90%, 1.00%, .75%, .85%, 1.00%,
 .90%, .90%, 1.00%, .95%, .60%, .95%, 1.00%, .90%, .90%, .95%, and 1.00% of the
average daily net assets of the International Equity, Growth and Income, JanCap Growth, Money Market, Mid-Cap Value, Balanced, High Yield, Asset Allocation, Total Return Bond, Equity Income, Janus Small-Cap Growth, International Growth II, Global Bond, Neuberger Mid-Cap Growth, Passport, Natural Resources, Limited Maturity Bond, Alliance Growth, Overseas Growth, Income & Growth, Strategic Balanced, International Growth, Small Company Value, Capital Growth, Realty, Small Cap Value, Managed Index 500, Kemper Small-Cap Growth, Global Equity, MFS Growth, Growth with Income, All-Cap Growth, and Janus Mid-Cap Growth Portfolios, respectively. The fees for International Equity are at the rate of .85% for average daily net assets in excess of $75 million, for Mid-Cap Value, Neuberger Mid-Cap Growth, and Alliance Growth are at the rate of .85% for average daily net assets in excess of $1 billion, for Balanced are at the rate of .70% for average daily net assets in excess of $300 million, and for Kemper Small-Cap Growth are at the rate of .90% for average daily net assets in excess of $1 billion. During the six months ended June 30, 2000, the Investment Manager voluntarily waived .05% from its fee for the Money Market Portfolio and .05% from its fee on average daily net assets in excess of $1 billion for the JanCap Growth, Growth and Income, and Capital Growth

- ------------------------------------------------------------------------------

Portfolios. From March 31, 2000 to June 30, 2000, the Investment Manager voluntarily waived .05% from its fee on average daily net assets in excess of $1 billion for the Total Return Bond, Equity Income, Janus Small-Cap Growth, and Overseas Growth Portfolios. The Investment Manager pays each Sub-advisor a fee as compensation for advisory services provided to the Portfolios.

On May 1, 2000, Alliance Capital Management L.P. became Sub-advisor to AST Alliance Growth and Income Portfolio (formerly, AST Lord Abbett Growth and Income Portfolio, sub-advised by Lord Abbett & Co.) and AST Alliance Growth Portfolio (formerly, AST Oppenheimer Large-Cap Growth Portfolio, sub-advised by OppenheimerFunds, Inc.).

On May 1, 2000, Sanford C. Bernstein & Co, Inc. became Sub-advisor to AST Sanford Bernstein Managed Index 500 Portfolio (formerly, AST Bankers Trust Managed Index 500 Portfolio, sub-advised by Bankers Trust Co.).

On May 1, 2000, American Century Investment Management, Inc. became Sub-advisor to AST American Century International Growth II Portfolio (formerly, AST T. Rowe Price International Equity Portfolio, sub-advised by Rowe Price-Fleming International, Inc.).

The Trust has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940. The Plan permits American Skandia Marketing, Incorporated ("ASMI") to receive brokerage commissions in connection with purchases and sales of securities by the Portfolios, and to use these commissions to promote the sale of variable contracts, the premiums for which are invested in shares of the Trust. Under the Plan, securities transactions for a Portfolio may be directed to certain brokers for execution ("clearing brokers") who have agreed to pay part of the brokerage commissions received on these transactions to ASMI for "introducing" transactions to the clearing broker. In turn, ASMI uses the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to dealers.

Commissions received by ASMI under the Plan are reflected in the cost of securities purchased and the proceeds from the sale of securities. These commissions are shown in the Statements of Operations as "Distribution Fees" and a corresponding reduction "Fees Paid Indirectly". Net expenses of the Portfolios are unaffected by these commissions. For the six months ended June 30, 2000, commissions received by ASMI totaled $3,356,739.

The Trust has entered into an agreement with American Skandia Life Assurance Corporation ("ASLAC") pursuant to which it pays ASLAC a shareholder servicing fee at an annual rate of .10% of each Portfolio's average daily net assets.

Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees.

4.  TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.

- ------------------------------------------------------------------------------

Income and capital gains of the Portfolios are determined in accordance with both tax regulations and generally accepted accounting principles. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

Capital Loss Carryforwards

At December 31, 1999, the following Portfolios had, for federal income tax purposes, capital loss carryforwards available to offset future net realized capital gains.

                                                                        EXPIRATION
                                                                       DECEMBER 31,
                                                    ---------------------------------------------------
                                       AMOUNT         2004         2005          2006          2007
                                     -----------    --------    ----------    ----------    -----------
High Yield.......................    $ 3,504,698    $     --    $       --    $       --    $ 3,504,698
Total Return Bond................     23,034,821          --            --            --     23,034,821
Global Bond......................      1,753,510          --            --            --      1,753,510
Limited Maturity Bond............      1,947,158     496,087            --            --      1,451,071
Realty...........................      2,479,752          --            --       569,675      1,910,077
Small Cap Value..................      1,275,730          --            --     1,275,730             --
MFS Growth.......................          1,705          --            --            --          1,705
Growth with Income...............          1,855          --            --            --          1,855

- ------------------------------------------------------------------------------

5.  PORTFOLIO SECURITIES

Purchases and sales of securities, other than short-term obligations, during the six months ended June 30, 2000, were as follows ($ in thousands):

                                                   U.S. GOVERNMENT SECURITIES        OTHER SECURITIES
                                                   --------------------------    ------------------------
                                                    PURCHASES        SALES       PURCHASES       SALES
                                                   -----------    -----------    ----------    ----------
AIM International Equity.......................    $       --     $       --     $  342,529    $  309,865
Growth and Income..............................            --             --      1,285,974     1,234,205
JanCap Growth..................................            --             --      1,262,124       921,672
Mid-Cap Value..................................            --             --        604,782       590,373
Balanced.......................................        32,322         30,758        238,443       138,600
High Yield.....................................            82            856         70,276        75,334
Asset Allocation...............................        23,342         17,881         45,249        59,955
Total Return Bond..............................     1,949,619      1,649,794        214,444       162,911
Equity Income..................................        11,082          9,658        408,827       329,150
Janus Small-Cap Growth.........................            --             --        633,892       645,185
International Growth II........................            --             --        466,186       515,242
Global Bond....................................        43,362          7,180         90,780       134,682
Neuberger Mid-Cap Growth.......................            --             --        571,818       303,141
Passport.......................................            --             --        992,048       841,873
Natural Resources..............................            --             --         73,383        61,952
Limited Maturity Bond..........................        39,680         29,578        276,387       126,089
Alliance Growth................................            --             --        413,451       341,574
Overseas Growth................................            --             --        775,815       717,180
Income & Growth................................            --             --        268,106       118,939
Strategic Balanced.............................         1,730          3,033        147,978       132,278
International Growth...........................            --             --        240,194       104,760
Small Company Value............................            --             --         46,258        41,377
Capital Growth.................................            --             --      1,365,175     1,041,083
Realty.........................................            --             --         50,787        23,462
Small Cap Value................................            --             --         70,098        31,558
Managed Index 500..............................         2,617          6,749        654,804       496,234
Kemper Small-Cap Growth........................            --             --        783,522       584,953
Global Equity..................................            --             --         11,848         1,657
MFS Growth.....................................            --             --         49,904        19,024
Growth with Income.............................            --             --         29,523         4,967
All-Cap Growth.................................            --             --        315,262        63,988
Janus Mid-Cap Growth...........................            --             --         25,607           792

- ------------------------------------------------------------------------------

At June 30, 2000, the cost and unrealized appreciation or depreciation in value of the investments owned by the Portfolios, for federal income tax purposes, were as follows ($ in thousands):

                                                                   GROSS           GROSS        NET UNREALIZED
                                                  AGGREGATE      UNREALIZED      UNREALIZED      APPRECIATION
                                                     COST       APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                                  ----------    ------------    ------------    --------------
AIM International Equity......................    $  602,849     $  171,540      $ (21,116)       $  150,424
Growth and Income.............................     1,440,172        112,254        (80,493)           31,761
JanCap Growth.................................     3,395,537      2,770,202       (256,930)        2,513,272
Mid-Cap Value.................................       654,667         64,086        (35,420)           28,666
Balanced......................................       501,510        100,247        (14,529)           85,718
High Yield....................................       685,908          5,564        (95,540)          (89,976)
Asset Allocation..............................       348,046        108,331        (20,919)           87,412
Total Return Bond.............................     1,527,046          4,017        (25,474)          (21,457)
Equity Income.................................       995,479        207,181        (49,498)          157,683
Janus Small-Cap Growth........................       851,718        339,776       (125,372)          214,404
International Growth II.......................       428,271         47,060        (20,148)           26,912
Global Bond...................................       135,448          3,459         (8,544)           (5,085)
Neuberger Mid-Cap Growth......................       648,322        134,971        (20,065)          114,906
Passport......................................       331,194         28,991        (21,702)            7,289
Natural Resources.............................       115,262         11,734        (10,916)              818
Limited Maturity Bond.........................       458,732            248         (6,405)           (6,157)
Alliance Growth...............................       416,058         45,798        (18,071)           27,727
Overseas Growth...............................     1,079,135        493,709        (27,359)          466,350
Income & Growth...............................       452,151         58,748        (32,855)           25,893
Strategic Balanced............................       215,709         22,336        (10,605)           11,731
International Growth..........................       273,725         35,271         (7,184)           28,087
Small Company Value...........................       308,210         50,646        (57,261)           (6,615)
Capital Growth................................     1,515,639        462,140        (69,650)          392,490
Realty........................................        87,572          4,658         (3,903)              755
Small Cap Value...............................       108,875         20,481         (5,130)           15,351
Managed Index 500.............................       699,989         66,743        (42,634)           24,109
Kemper Small-Cap Growth.......................       856,369        326,866        (98,681)          228,185
Global Equity.................................        12,533            758           (444)              314
MFS Growth....................................        36,757          2,594           (920)            1,674
Growth with Income............................        33,813          2,106         (1,248)              858
All-Cap Growth................................       246,896         13,707        (22,350)           (8,643)
Janus Mid-Cap Growth..........................        35,552          1,518         (1,386)              132

- ------------------------------------------------------------------------------

6.  WRITTEN OPTIONS TRANSACTIONS

Written options transactions, during the six months ended June 30, 2000, were as follows:

                                                             BALANCED              TOTAL RETURN BOND
                                                      ----------------------    -----------------------
                                                      NUMBER OF                 NUMBER OF
                                                      CONTRACTS     PREMIUM     CONTRACTS     PREMIUM
                                                      ---------    ---------    ---------    ----------
Balance at beginning of year......................       540       $ 231,037      16,970     $  862,050
Written...........................................        18         100,527       4,737      1,396,621
Expired...........................................      (390)       (165,864)    (15,086)      (989,060)
Exercised.........................................        --              --          --             --
Closed............................................      (150)        (65,173)     (4,104)      (558,299)
                                                        ----       ---------     -------     ----------
Balance at end of year............................        18       $ 100,527       2,517     $  711,312
                                                        ====       =========     =======     ==========

                                                        LIMITED MATURITY BOND
                                                        ----------------------
                                                        NUMBER OF
                                                        CONTRACTS     PREMIUM
                                                        ---------    ---------
Balance at beginning of year........................          --     $      --
Written.............................................         490       206,957
Expired.............................................          --            --
Exercised...........................................          --            --
Closed..............................................        (249)     (176,005)
                                                         -------     ---------
Balance at end of year..............................         241     $  30,952
                                                         =======     =========

At June 30, 2000, Balanced, Total Return Bond and Limited Maturity Bond had sufficient cash and/or securities at least equal to the value of written options.

7.  LINE OF CREDIT

The Portfolios and other affiliated funds participate in a $100 million unsecured, committed line of credit, provided by a syndication of banks, under a line of credit agreement. Borrowings may be made for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Any borrowings must be repaid within 30 days of their receipt. Interest is charged to each Portfolio, based on its borrowings, at a premium above the Federal Funds Rate. In addition, a commitment fee, equal to an annual rate of .09% of the average daily unused portion of the line of credit, is allocated among the participants at the end of each quarter. At June 30, 2000, there were no borrowings under the agreement.

                             AMERICAN SKANDIA TRUST
                            SCHEDULES OF INVESTMENTS
                               DECEMBER 31, 1999

                     AST AIM INTERNATIONAL EQUITY PORTFOLIO
                  AST LORD ABBETT GROWTH AND INCOME PORTFOLIO
                          AST JANCAP GROWTH PORTFOLIO
                           AST MONEY MARKET PORTFOLIO
                  AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
                           AST AIM BALANCED PORTFOLIO
                       AST FEDERATED HIGH YIELD PORTFOLIO
                  AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                     AST PIMCO TOTAL RETURN BOND PORTFOLIO
                      AST INVESCO EQUITY INCOME PORTFOLIO
                      AST JANUS SMALL-CAP GROWTH PORTFOLIO
                AST T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
                 AST T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
                 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                        AST FOUNDERS PASSPORT PORTFOLIO
                 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                   AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                   AST OPPENHEIMER LARGE-CAP GROWTH PORTFOLIO
                      AST JANUS OVERSEAS GROWTH PORTFOLIO
                 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
               AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
              AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO
                AST T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
                      AST MARSICO CAPITAL GROWTH PORTFOLIO
                      AST COHEN & STEERS REALTY PORTFOLIO
                   AST LORD ABBETT SMALL CAP VALUE PORTFOLIO
                 AST BANKERS TRUST MANAGED INDEX 500 PORTFOLIO
                     AST KEMPER SMALL-CAP GROWTH PORTFOLIO
                        AST MFS GLOBAL EQUITY PORTFOLIO
                            AST MFS GROWTH PORTFOLIO
                      AST MFS GROWTH WITH INCOME PORTFOLIO


AST AIM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
FOREIGN STOCK -- 95.4%
AUSTRALIA -- 1.5%
    AMP Ltd..........................     255,000   $  2,819,614
    Brambles Industries Ltd. ........      90,900      2,515,640
    Cable & Wireless Optus Ltd.*.....     580,000      1,939,595
    Telstra Corp*....................   1,107,000      3,905,596
                                                    ------------
                                                      11,180,445
                                                    ------------
BELGIUM -- 0.6%
    Tele Centro Sul Participacoes SA
      [ADR]..........................      19,203      1,742,672
    UCB SA...........................      61,000      2,644,829
                                                    ------------
                                                       4,387,501
                                                    ------------
BRAZIL -- 0.8%
    Embartel Participacoes SA
      [ADR]..........................      90,500      2,466,125
    Petroleo Brasileiro SA...........  14,300,000      3,641,295
                                                    ------------
                                                       6,107,420
                                                    ------------
CANADA -- 6.8%
    BCE, Inc. .......................     152,922     13,893,813
    Bombardier, Inc. Cl-B............     290,465      5,966,254
    Nortel Networks Corp. ...........     184,000     18,584,000
    Research in Motion Ltd.*.........     125,000      5,775,892
    Rogers Communications, Inc.
      Cl-B*..........................     126,000      3,081,261
    Shaw Communications, Inc. Cl-B...      68,700      2,267,790
    Toronto-Dominion Bank............      95,800      2,571,701
                                                    ------------
                                                      52,140,711
                                                    ------------
FINLAND -- 3.9%
    Nokia AB Oyj.....................     120,246     21,799,053
    Sonera Group Oyj.................     115,400      7,909,125
                                                    ------------
                                                      29,708,178
                                                    ------------
FRANCE -- 12.3%
    Accor SA.........................      90,000      4,348,172
    Altran Technologies SA...........      17,000     10,272,938
    AXA SA...........................      52,147      7,268,753
    Banque National de Paris.........      87,527      8,074,804
    Carrefour Supermarche SA.........      91,400     16,855,011
    Peugeot Citroen SA...............      13,500      3,064,659
    Pinault-Printemps Redoute SA.....      58,400     15,410,213
    Societe Generale.................      27,900      6,490,986
    Societe Television Francaise.....      25,617     13,416,094
    Total Fina SA Cl-B...............      70,500      9,408,047
                                                    ------------
                                                      94,609,677
                                                    ------------
GERMANY -- 3.2%
    EM.TV & Merchandising AG.........      35,000      2,308,893
    Mannesmann AG....................      71,662     17,350,736
    Porsche AG Pfd. .................       1,900      5,166,683
                                                    ------------
                                                      24,826,312
                                                    ------------
HONG KONG -- 3.7%
    China Telecom Ltd.*..............   1,761,000     11,009,790
    Cosco Pacific Ltd. ..............   6,210,000      5,152,698
    Dao Heng Bank Group Ltd. ........     912,000      4,704,599
    Hutchison Whampoa Ltd. ..........     536,000      7,791,600
                                                    ------------
                                                      28,658,687
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
IRELAND -- 0.0%
    Bank of Ireland PLC..............           1   $          7
                                                    ------------
ITALY -- 2.4%
    Banca Popolare di Brescia........     167,300     14,802,402
    Telecom Italia Mobile SPA........     350,000      3,909,256
                                                    ------------
                                                      18,711,658
                                                    ------------
JAPAN -- 26.4%
    Advantest Corp...................      45,000     11,891,945
    Alps Electric Co. Ltd. ..........     225,000      3,433,249
    DDI Corp.........................         735     10,071,450
    Hirose Electric Co. Ltd. ........      38,500      8,633,014
    Hoya Corp........................      51,000      4,018,303
    Ibiden Co. Ltd...................     154,000      2,080,063
    Kyocera Corp.....................      60,700     15,743,858
    Matsushita Communication
      Industrial Co. Ltd.............      68,000     17,970,049
    Mitsumi Electric Co. Ltd. .......         700         21,924
    Murata Manufacturing Co. Ltd. ...      71,000     16,678,086
    NEC Corp.........................     390,000      9,294,803
    Nippon Telegraph & Telephone
      Corp...........................         695     11,904,179
    NTT Data Corp....................         401      9,223,353
    NTT Mobile Communication Network,
      Inc............................         431     16,578,546
    Orix Corp.*......................       8,400      1,892,610
    Ricoh Co. Ltd. ..................     325,000      6,126,554
    Rohm Co. Ltd. ...................      14,000      5,864,735
    Sanix, Inc.*.....................      35,300      3,869,629
    Sharp Corp.......................     203,000      5,195,703
    Sony Corp........................      62,600     18,564,940
    Takeda Chemical Industries
      Ltd. ..........................     120,000      5,931,291
    Tokyo Electron Ltd. .............      42,000      5,755,114
    Trend Micro, Inc.*...............      35,300      8,913,967
    Ushio, Inc.*.....................     236,000      4,550,455
                                                    ------------
                                                     204,207,820
                                                    ------------
KOREA -- 2.1%
  Korea Electric Power Corp. [ADR]...     121,300      2,031,775
  Korea Telecom Corp. [ADR]..........      86,200      6,443,450
  LG Chemical Ltd....................     113,000      3,572,611
  Pohang Iron & Steel Co. Ltd. [ADR].     120,500      4,217,500
                                                    ------------
                                                      16,265,336
                                                    ------------
MEXICO -- 3.5%
    Cifra SA de CV Cl-C*.............   1,997,000      3,857,002
    Coca-Cola Femsa SA [ADR].........     148,503      2,608,084
    Fomento Economico Mexicano SA de
      CV [ADR].......................     142,400      6,336,800
    Grupo Modelo SA de CV Cl-C.......     830,000      2,198,734
    Grupo Televisa SA [GDR]*.........     100,100      6,831,825
    Kimberly-Clark de Mexico SA
      Cl-A...........................     363,000      1,394,533
    Telefonos de Mexico SA Cl-L
      [ADR]..........................      29,913      3,365,213
                                                    ------------
                                                      26,592,191
                                                    ------------

AST AIM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
NETHERLANDS -- 2.9%
    AEGON NV.........................      35,600   $  3,438,453
    Koninklijke (Royal) Philips
      Electronics NV.................      59,884      8,142,149
    United Pan-Europe Communications
      NV*............................      32,400      4,144,224
    VNU NV...........................     122,700      6,448,269
                                                    ------------
                                                      22,173,095
                                                    ------------
SINGAPORE -- 1.6%
    Datadraft Asia Ltd...............     258,500      2,145,550
    Development Bank of Singapore*...     267,675      4,387,588
    Keppel Corp. Ltd. ...............     748,000      1,958,139
    Singapore Press Holdings Ltd. ...     175,000      3,793,155
                                                    ------------
                                                      12,284,432
                                                    ------------
SPAIN -- 2.2%
    Banco Popular Espanol SA.........      37,300      2,432,445
    Telefonica SA....................     514,487     12,850,517
    Telesp Participacoes SA [ADR]*...      78,000      1,906,125
                                                    ------------
                                                      17,189,087
                                                    ------------
SWEDEN -- 2.5%
    Hennes & Mauritz AB Cl-B.........     296,800      9,942,172
    Netcom AB Cl-B*..................     128,500      9,031,852
                                                    ------------
                                                      18,974,024
                                                    ------------
SWITZERLAND -- 3.4%
    ABB AG*..........................      27,870      3,408,706
    Adecco SA*.......................       4,525      3,523,833
    Ares-Serono Group Cl-B...........       2,770      5,914,715
    Compagnie Financiere Richemont AG
      Cl-A Units.....................       2,900      6,920,806
    Zurich Allied AG.................      11,600      6,614,834
                                                    ------------
                                                      26,382,894
                                                    ------------
TAIWAN -- 1.1%
    Far Eastern Textile Ltd.
      [GDR]*.........................     165,000      3,984,750
    Taiwan Semiconductor
      Manufacturing Co. Ltd.
      [ADR]*.........................      91,266      4,106,970
                                                    ------------
                                                       8,091,720
                                                    ------------
THAILAND -- 0.3%
    Siam Commercial Bank*............   1,860,000      2,271,605
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
UNITED KINGDOM -- 14.2%
    Barclays PLC.....................     271,000   $  7,800,644
    British Petroleum Co. PLC........     595,500      5,987,897
    British Telecommunications PLC...     324,332      7,926,509
    CMG PLC*.........................      63,200      4,703,878
    Colt Telecom Group PLC*..........     145,000      7,422,385
    Compass Group PLC................     375,900      5,161,126
    CRH PLC..........................     244,544      5,270,663
    Hays PLC.........................     662,800     10,556,322
    Logica PLC.......................     194,200      5,009,650
    Marconi PLC......................     727,300     12,870,019
    Orange PLC*......................     519,802     17,548,397
    Shell Transport & Trading Co.
      PLC............................     618,600      5,141,011
    Vodafone AirTouch PLC............   1,437,800      7,124,203
    WPP Group PLC....................     471,938      7,478,374
                                                    ------------
                                                     110,001,078
                                                    ------------
TOTAL FOREIGN STOCK
  (Cost $448,142,319)................                734,763,878
                                                    ------------
                                       PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                         (000)
                                       ---------
FOREIGN BONDS -- 0.1%
UNITED KINGDOM
    Cosco Treasury Co. Ltd.
      1.00%, 03/13/03
    (Cost $428,956)..................         482        482,400
                                                    ------------
                                          PAR
                                         (000)
                                         -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.9%
    Federal Home Loan Bank
      1.50%, 01/03/00
    (Cost $30,294,475)...............  $   30,297     30,294,475
                                                    ------------
TOTAL INVESTMENTS -- 99.4%
  (Cost $478,865,750)................                765,540,753
OTHER ASSETS LESS
  LIABILITIES -- 0.6%................                  4,971,035
                                                    ------------
NET ASSETS -- 100.0%.................               $770,511,788
                                                    ============

AST AIM INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 1999. Percentages are based on net assets.

INDUSTRY
--------
Advertising...........................................   1.0%
Aerospace.............................................   2.1%
Automobile Manufacturers..............................   2.4%
Beverages.............................................   2.7%
Broadcasting..........................................   2.5%
Building Materials....................................   0.8%
Business Services.....................................   1.6%
Cable Television......................................   0.9%
Capital Goods.........................................   0.5%
Chemicals.............................................   0.5%
Computer Services & Software..........................   2.1%
Conglomerates.........................................   0.3%
Construction..........................................   0.3%
Consumer Products & Services..........................   6.1%
Containers & Packaging................................   0.7%
Electronic Components & Equipment.....................  13.9%
Entertainment & Leisure...............................   0.9%
Financial-Bank & Trust................................   5.5%
Financial Services....................................   2.3%
Food..................................................   1.5%
Hotels & Motels.......................................   0.6%
Industrial Products...................................   3.4%
Insurance.............................................   4.1%
Machinery & Equipment.................................   1.2%
Office Equipment......................................   0.8%
Oil & Gas.............................................   3.1%
Paper & Forest Products...............................   0.5%
Pharmaceuticals.......................................   1.5%
Printing & Publishing.................................   2.4%
Retail & Merchandising................................   2.0%
Semiconductors........................................   1.3%
Telecommunications....................................  24.0%
Transportation........................................   0.5%
Utilities.............................................   1.4%
                                                        ----
Total.................................................  95.4%
                                                        ====

--------------------------------------------------------------------------------
Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.


AST LORD ABBETT GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
COMMON STOCK -- 95.0%
AEROSPACE -- 2.2%
    Honeywell International,
      Inc. ........................     570,000   $   32,881,875
                                                  --------------
AUTOMOBILE MANUFACTURERS -- 1.0%
    Ford Motor Co..................     270,000       14,428,125
                                                  --------------
BEVERAGES -- 1.0%
    Seagram Co. Ltd. ..............     330,000       14,850,000
                                                  --------------
BROADCASTING -- 1.7%
    CBS Corp.* ....................     400,000       25,575,000
                                                  --------------
BUSINESS SERVICES -- 1.1%
    First Data Corp. ..............     340,000       16,766,250
                                                  --------------
CHEMICALS -- 3.4%
    Dow Chemical Co................     220,000       29,397,500
    Rohm & Haas Co.................     540,000       21,971,250
                                                  --------------
                                                      51,368,750
                                                  --------------
COMPUTER HARDWARE -- 3.9%
    Apple Computer, Inc.* .........     120,000       12,337,500
    Compaq Computer Corp...........     640,000       17,320,000
    International Business Machines
      Corp.........................     265,000       28,620,000
                                                  --------------
                                                      58,277,500
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 8.1%
    Cadence Design Systems,
      Inc.* .......................   1,000,000       24,000,000
    Ceridian Corp.*................     450,000        9,703,125
    Oracle Corp.*..................     330,000       36,980,625
    Sun Microsystems, Inc.*........     320,000       24,780,000
    Unisys Corp.*..................     800,000       25,550,000
                                                  --------------
                                                     121,013,750
                                                  --------------
CONGLOMERATES -- 1.2%
    Minnesota Mining &
      Manufacturing Co. ...........     190,000       18,596,250
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.0%
    Emerson Electric Co. ..........     350,000       20,081,250
    Texas Instruments, Inc. .......     260,000       25,187,500
                                                  --------------
                                                      45,268,750
                                                  --------------
FINANCIAL-BANK & TRUST -- 4.2%
    Bank One Corp. ................     420,000       13,466,250
    Chase Manhattan Corp. .........     320,000       24,860,000
    Wells Fargo & Co. .............     600,000       24,262,500
                                                  --------------
                                                      62,588,750
                                                  --------------
FINANCIAL SERVICES -- 4.2%
    Fannie Mae.....................     275,000       17,170,313
    Fleet Financial Group, Inc. ...     570,000       19,843,125
    Morgan Stanley, Dean Witter &
      Co. .........................     180,000       25,695,000
                                                  --------------
                                                      62,708,438
                                                  --------------
FOOD -- 2.8%
    Archer Daniels Midland Co......   1,700,000       20,718,750
    Ralston Purina Group...........     780,000       21,742,500
                                                  --------------
                                                      42,461,250
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----
HEALTHCARE SERVICES -- 1.3%
    Columbia HCA Healthcare
      Corp. .......................     670,000   $   19,639,375
                                                  --------------
INSURANCE -- 9.3%
    Ace Ltd. ......................   1,500,000       25,031,250
    Aetna, Inc. ...................     250,000       13,953,125
    American General Corp. ........     460,000       34,902,500
    AON Corp. .....................     750,000       30,000,000
    CIGNA Corp. ...................     220,000       17,723,750
    Jefferson-Pilot Corp...........     270,000       18,427,500
                                                  --------------
                                                     140,038,125
                                                  --------------
MACHINERY & EQUIPMENT -- 3.0%
    Black & Decker Corp. ..........     360,000       18,810,000
    Deere & Co. ...................     600,000       26,025,000
                                                  --------------
                                                      44,835,000
                                                  --------------
METALS & MINING -- 4.7%
    Alcoa, Inc. ...................     440,000       36,520,000
    Phelps Dodge Corp. ............     400,000       26,850,000
    USX-U.S. Steel Group, Inc. ....     230,000        7,590,000
                                                  --------------
                                                      70,960,000
                                                  --------------
OIL & GAS -- 11.6%
    Atlantic Richfield Co. ........     180,000       15,570,000
    BP Amoco PLC [ADR].............     400,000       23,725,000
    Coastal Corp. .................     650,000       23,034,375
    Exxon Mobil Corp. .............     460,001       37,058,830
    Schlumberger Ltd. .............     430,000       24,187,500
    Texaco, Inc. ..................     340,000       18,466,250
    Total SA [ADR].................     410,000       28,392,500
    Transocean Sedco Forex,
      Inc.*........................      83,248        2,804,417
                                                  --------------
                                                     173,238,872
                                                  --------------
PAPER & FOREST PRODUCTS -- 2.7%
    International Paper Co. .......     710,000       40,070,625
                                                  --------------
PHARMACEUTICALS -- 3.3%
    American Home Products
      Corp. .......................     680,000       26,817,500
    Pharmacia & Upjohn, Inc. ......     500,000       22,500,000
                                                  --------------
                                                      49,317,500
                                                  --------------
PRINTING & PUBLISHING -- 3.2%
    Dow Jones & Co., Inc. .........     400,000       27,200,000
    Gannett Co., Inc. .............     250,000       20,390,625
                                                  --------------
                                                      47,590,625
                                                  --------------
RETAIL & MERCHANDISING -- 2.4%
    Consolidated Stores Corp.*.....     960,000       15,600,000
    Federated Department Stores,
      Inc.*........................     400,000       20,225,000
                                                  --------------
                                                      35,825,000
                                                  --------------
TELECOMMUNICATIONS -- 10.3%
    Alltel Corp. ..................     330,000       27,286,875
    AT&T Corp. ....................     640,000       32,480,000
    Bell Atlantic Corp. ...........     400,000       24,625,000
    Loral Space and Communications
      Ltd.*........................     850,000       20,665,625
    MCI WorldCom, Inc.*............     420,000       22,286,250

AST LORD ABBETT GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
    MediaOne Group, Inc.*..........      70,000   $    5,376,875
    SBC Communications, Inc. ......     450,000       21,937,500
                                                  --------------
                                                     154,658,125
                                                  --------------
UTILITIES -- 5.4%
    Carolina Power & Light Co. ....     350,000       10,653,125
    Dominion Resources, Inc. ......     550,000       21,587,500
    Duke Energy Corp. .............     550,000       27,568,750
    FirstEnergy Corp. .............     900,000       20,418,750
                                                  --------------
                                                      80,228,125
                                                  --------------
TOTAL COMMON STOCK (Cost
  $1,220,362,729)..................                1,423,186,060
                                                  --------------
PREFERRED STOCK -- 1.4%
UTILITIES
    Houston Industries, Inc. 7.00%
      [CVT]
    (Cost $14,441,695).............     170,000       20,485,000
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----
SHORT-TERM INVESTMENTS -- 3.6%
    Temporary Investment Cash
      Fund.........................  27,255,240   $   27,255,240
    Temporary Investment Fund......  27,255,240       27,255,240
                                                  --------------
    (Cost $54,510,480).............                   54,510,480
                                                  --------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $1,289,314,904)............                1,498,181,540
OTHER ASSETS LESS
LIABILITIES -- 0.0%................                      124,467
                                                  --------------
NET ASSETS -- 100.0%...............               $1,498,306,007
                                                  ==============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.


AST JANCAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
COMMON STOCK -- 93.4%
ADVERTISING -- 0.3%
    DoubleClick, Inc.*..............     72,170   $   18,263,521
                                                  --------------
BEVERAGES -- 1.2%
    Coca-Cola Co. ..................  1,231,300       71,723,225
                                                  --------------
CABLE TELEVISION -- 1.3%
    Charter Communications, Inc.
      Cl-A*.........................  3,478,765       76,097,984
                                                  --------------
COMPUTER HARDWARE -- 9.4%
    Apple Computer, Inc.*...........  2,253,235      231,660,724
    Dell Computer Corp.*............  4,357,890      222,252,390
    EMC Corp.*......................    920,265      100,538,951
                                                  --------------
                                                     554,452,065
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 31.6%
    America Online, Inc.*...........  6,213,010      468,693,941
    Cisco Systems, Inc.*............  3,604,540      386,136,348
    Intuit, Inc.*...................  1,266,018       75,881,954
    Microsoft Corp.*................  3,155,800      368,439,650
    VERITAS Software Corp.*.........  2,888,272      413,384,001
    Yahoo!, Inc.*...................    360,160      155,836,730
                                                  --------------
                                                   1,868,372,624
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 9.6%
    General Electric Co. ...........  1,408,475      217,961,506
    Metromedia Fiber Network, Inc.
      Cl-A*.........................    895,805       42,942,652
    Texas Instruments, Inc. ........  3,201,190      310,115,282
                                                  --------------
                                                     571,019,440
                                                  --------------
ENTERTAINMENT & LEISURE -- 4.3%
    Time Warner, Inc. ..............  3,535,195      256,080,688
                                                  --------------
FINANCIAL SERVICES -- 4.0%
    Fannie Mae......................    971,065       60,630,871
    Schwab, (Charles) Corp. ........  4,607,011      176,794,047
                                                  --------------
                                                     237,424,918
                                                  --------------
INSURANCE -- 3.7%
    American International Group,
      Inc. .........................  1,651,705      178,590,603
    Progressive Corp. ..............    586,990       42,923,644
                                                  --------------
                                                     221,514,247
                                                  --------------
PHARMACEUTICALS -- 1.6%
    Pfizer, Inc. ...................  2,902,950       94,164,441
                                                  --------------
RESTAURANTS -- 1.5%
    McDonald's Corp. ...............  2,194,425       88,462,758
                                                  --------------
RETAIL & MERCHANDISING -- 6.2%
    Amazon.com, Inc.*...............    900,230       68,530,009
    Costco Companies, Inc.*.........    545,585       49,784,631
    Home Depot, Inc. ...............  2,254,755      154,591,639
    Wal-Mart Stores, Inc. ..........  1,356,005       93,733,846
                                                  --------------
                                                     366,640,125
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----
TELECOMMUNICATIONS -- 18.7%
    EchoStar Communications Corp.
      Cl-A*.........................    450,820   $   43,954,950
    Level 3 Communications, Inc.*...    958,225       78,454,672
    Nokia Corp. Cl-A [ADR]..........  2,520,360      478,868,399
    SBC Communications, Inc. .......  2,046,430       99,763,463
    Sprint Corp. (PCS Group)*.......  2,371,035      243,031,087
    Vodafone AirTouch PLC [ADR].....  2,556,740      126,558,630
    WinStar Communications, Inc.*...    416,900       31,215,388
                                                  --------------
                                                   1,101,846,589
                                                  --------------
TOTAL COMMON STOCK
  (Cost $2,611,609,231).............               5,526,062,625
                                                  --------------
FOREIGN STOCK -- 0.6%
TELECOMMUNICATIONS
    Vodafone AirTouch PLC -- (GBP)
      (Cost $33,129,443)............  7,228,015       35,814,331
                                                  --------------
                                         PAR
                                        (000)
                                        -----
CORPORATE OBLIGATIONS -- 2.1%
ENTERTAINMENT & LEISURE -- 0.7%
    Venetian Casino Resort LLC
      12.25%, 11/15/04..............  $  49,725       43,509,375
                                                  --------------
RETAIL & MERCHANDISING -- 1.0%
    Amazon.com, Inc. 144A
      4.75%, 02/01/09...............     51,851       58,915,699
                                                  --------------
TELECOMMUNICATIONS -- 0.4%
    Lenfest Communications, Inc.
      7.625%, 02/15/08..............     11,295       11,309,119
      8.25%, 02/15/08 144A..........     12,480       12,620,400
                                                  --------------
                                                      23,929,519
                                                  --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $125,997,248)...............                 126,354,593
                                                  --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.8%
    Federal Home Loan Bank
      5.51%, 02/02/00...............     50,000       49,751,030
      5.77%, 03/23/00...............     20,000       19,733,939
                                                  --------------
                                                      69,484,969
                                                  --------------
    Federal Mortgage Corp.
      5.10%, 05/25/00...............     50,000       48,863,940
      5.55%, 01/10/00...............     25,000       24,964,734
                                                  --------------
                                                      73,828,674
                                                  --------------
    Federal National Mortgage Assoc.
      5.48%, 01/21/00-01/28/00......     85,000       84,699,152
                                                  --------------
    (Cost $228,134,413).............                 228,012,795
                                                  --------------
COMMERCIAL PAPER -- 0.1%
    Associates First Capital Corp.
      4.00%, 01/03/00
    (Cost $5,898,689)...............      5,900        5,898,689
                                                  --------------

AST JANCAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash
      Fund..........................     13,027   $       13,027
    Temporary Investment Fund.......     13,026           13,026
                                                  --------------
    (Cost $26,053)..................                      26,053
                                                  --------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $3,004,795,077).............               5,922,169,086
OTHER ASSETS LESS
  LIABILITIES -- 0.0%...............                   1,608,716
                                                  --------------
NET ASSETS -- 100.0%................              $5,923,777,802
                                                  ==============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.2% of net assets.

See Notes to Financial Statements.


AST MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)        VALUE
                                        -----        -----
CORPORATE OBLIGATIONS -- 14.1%
FINANCIAL-BANK & TRUST -- 10.2%
    Diageo Capital [PLC]
      5.475%, 02/24/00...............  $ 65,000  $   64,973,177
    First Union National Bank [FRN]
      5.54%, 03/15/00++..............    31,000      30,993,083
    Fleet Financial Group
      6.236%, 01/13/00...............    36,500      36,481,374
    Key Bank NA
      5.491%, 01/28/00...............    16,000      16,005,247
    NationsBank Texas Corp.
      6.75%, 08/15/00................    18,500      18,581,708
    SouthTrust Bank NA [FRN]
      5.544%, 01/24/00++.............    39,000      38,968,591
    Wells Fargo & Co. Cl-J
      5.31%, 03/31/00................    40,000      39,994,847
                                                 --------------
                                                    245,998,027
                                                 --------------
FINANCIAL SERVICES -- 3.9%
    American Express Centurion [FRN]
      5.45%, 01/01/00++..............    25,000      25,000,000
    CIT Group, Inc.
      5.75%, 01/05/00................    24,500      24,485,255
    Morgan Stanley, Dean Witter & Co.
      6.46%, 01/19/00................    10,000      10,000,000
    Xerox Credit Corp. Cl-F
      5.32%, 03/31/00................    35,000      34,995,571
                                                 --------------
                                                     94,480,826
                                                 --------------
TOTAL CORPORATE OBLIGATIONS (Cost
  $340,478,853)......................               340,478,853
                                                 --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 20.9%
    Federal Home Loan Bank
      1.28%, 01/03/00................   337,977     337,946,530
      5.34%, 10/04/00................   100,000      99,947,953
      5.39%, 02/02/00................    42,798      42,592,950
                                                 --------------
                                                    480,487,433
                                                 --------------
    Federal Home Loan Mortgage Corp.
      1.75%, 01/03/00................    23,070      23,067,757
                                                 --------------
    (Cost $503,555,190)..............               503,555,190
                                                 --------------
U.S. TREASURY OBLIGATIONS -- 3.5%
    U.S. Treasury Bills
      3.05%, 01/06/00
    (Cost $85,463,781)...............    85,500      85,463,781
                                                 --------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.0%
    LINCS [VR]
      5.319%, 01/17/00
    (Cost $25,000,000)...............    25,000      25,000,000
                                                 --------------
CERTIFICATES OF DEPOSIT -- 23.9%
    Abbey National Treasury Services
      PLC
      5.22%, 05/11/00................    13,000      12,997,755

                                         PAR
                                        (000)        VALUE
                                        -----        -----
    AT&T Corp. [FRN]
      5.27%, 01/13/00................  $ 40,000  $   39,991,426
    Bankers Trust Co. [FRN]
      6.156%, 01/10/00...............    15,000      14,997,981
    Bayerische Hypo Vereinsbank
      5.15%, 04/25/00................    10,000       9,998,181
    Bayerische Landesbank NY
      5.115%, 03/21/00...............    14,000      13,995,600
      5.875%, 08/04/00...............    20,000      19,996,604
      6.11%, 10/02/00................    50,000      49,934,164
      3.825%, 12/15/00 [FRN].........     7,000       6,994,326
    Canadian Imperial Bank
      5.01%, 02/07/00................    25,000      24,999,267
    Comerica Bank [FRN]
      6.401%, 01/20/00...............    26,000      26,000,000
      5.65%, 03/22/00++..............    40,000      39,996,661
    Commerzbank AG NY [FRN]
      5.325%, 01/10/00++.............    20,000      19,997,283
      5.15%, 02/23/00................    30,000      29,998,276
    Deutsche Bank
      5.00%, 01/06/00................    25,000      24,999,901
      6.19%, 12/01/00................    40,000      39,975,503
    Fifth Third Bancorp
      5.98%, 01/28/00................    22,500      22,500,681
    Harris Trust Bank
      6.38%, 01/18/00................    50,000      49,999,999
    PNC Bank Corp. [FRN]
      5.359%, 01/01/00++.............    50,000      49,987,081
    Toronto Dominion Bank
      5.00%, 02/04/00................     8,000       7,999,784
    Union Bank of Switzerland
      6.235%, 12/04/00...............    40,000      39,973,536
      6.39%, 12/21/00................    30,000      29,986,117
                                                 --------------
    (Cost $575,320,126)..............               575,320,126
                                                 --------------
COMMERCIAL PAPER -- 27.2%
AUTOMOBILE MANUFACTURERS -- 0.8%
    General Motors Corp.
      6.09%, 01/18/00................    20,000      19,942,483
                                                 --------------
CONSUMER PRODUCTS & SERVICES -- 1.0%
    Cregman North America, Inc.
      5.88%, 01/21/00................    25,000      24,918,333
                                                 --------------
FINANCIAL-BANK & TRUST -- 6.7%
    Bank of America Corp.
      5.77%, 01/26/00................    23,500      23,405,837
      5.99%, 03/13/00................    35,000      34,580,700
    Bank of New York Co., Inc.
      5.75%, 02/22/00................    37,000      36,692,695
    Banque et Caisse d'Epargne
      5.92%, 01/21/00................    66,077      65,859,679
                                                 --------------
                                                    160,538,911
                                                 --------------
FINANCIAL SERVICES -- 14.5%
    Associates Corp. of North America
      4.00%, 01/03/00................   100,000      99,977,779
    BellSouth Capital Funding Corp.
      5.68%, 02/10/00................    35,000      34,779,111

AST MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)        VALUE
                                        -----        -----
    General Electric Capital Corp.
      5.73%, 02/02/00................  $  5,000  $    4,974,311
      5.72%, 02/23/00................    15,000      14,873,683
    General Motors Acceptance Corp.
      5.72%, 03/17/00................    37,000      36,553,204
    Morgan Stanley, Dean Witter & Co.
      6.10%, 02/08/00................    50,000      49,678,056
    Salomon Smith Barney Holdings,
      Inc.
      6.25%, 01/19/00................    50,000      49,843,750
      6.49%, 01/27/00................    15,000      14,929,692
      6.01%, 03/01/00................    18,000      17,819,700
    UBS Finance, Inc.
      4.25%, 01/03/00................    25,000      24,994,097
                                                 --------------
                                                    348,423,383
                                                 --------------
TELECOMMUNICATIONS -- 2.1%
    British Telecommunications PLC
      5.85%, 02/16/00................    25,000      24,813,125
    France Telecom [FRN]
      6.10%, 02/28/00+...............    25,000      24,754,306
                                                 --------------
                                                     49,567,431
                                                 --------------

                                         PAR
                                        (000)        VALUE
                                        -----        -----
UTILITIES -- 2.1%
    Southern Co.
      5.75%, 02/09/00+...............  $ 50,000  $   49,688,542
                                                 --------------
TOTAL COMMERCIAL PAPER
  (Cost $653,079,083)................               653,079,083
                                                 --------------
REPURCHASE AGREEMENTS -- 9.3%
    Morgan Stanley and Co., Inc.
    2.47% dated 12/31/99, maturing
    01/03/00, repurchase price
    $225,046,313 (Collateralized by
    U.S. Treasury Bonds, par value
    $200,050,000, market value
    $229,496,557 due
    08/15/01-05/15/09)
    (Cost $225,000,000)..............   225,000     225,000,000
                                                 --------------
TOTAL INVESTMENTS -- 99.9%
  (Cost $2,407,897,033)..............             2,407,897,033
OTHER ASSETS LESS
  LIABILITIES -- 0.1%................                 1,260,364
                                                 --------------
NET ASSETS -- 100.0%.................            $2,409,157,397
                                                 ==============

--------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the year, these securities amounted to 3.1% of net assets.

++ Maturity date reflects the next interest rate change date.

See Notes to Financial Statements.


AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES         VALUE
                                        ------         -----
COMMON STOCK -- 95.8%
AEROSPACE -- 4.0%
    General Dynamics Corp. .........      261,300   $ 13,783,575
    General Motors Corp. Cl-H*......      131,500     12,624,000
                                                    ------------
                                                      26,407,575
                                                    ------------
AIRLINES -- 1.3%
    Continental Airlines, Inc.
      Cl-B*.........................      196,200      8,706,375
                                                    ------------
AUTOMOTIVE PARTS -- 2.7%
    Eaton Corp. ....................       68,600      4,982,075
    Lear Corp.* ....................      410,000     13,120,000
                                                    ------------
                                                      18,102,075
                                                    ------------
BEVERAGES -- 0.4%
    American National Can Group,
      Inc. .........................      213,100      2,770,300
                                                    ------------
BROADCASTING -- 3.9%
    AT&T Corp. Liberty Media Group
      Cl-A*.........................      202,000     11,463,500
    News Corp. Ltd. [ADR]...........      251,600      8,412,875
    Scripps, (E.W.) Co. Cl-A........      131,000      5,870,438
                                                    ------------
                                                      25,746,813
                                                    ------------
BUSINESS SERVICES -- 5.7%
    Comdisco, Inc...................      547,900     20,409,275
    MedicaLogic, Inc.*..............       10,000        210,000
    Parametric Technology Corp.*....      628,000     16,995,250
                                                    ------------
                                                      37,614,525
                                                    ------------
CAPITAL GOODS -- 1.8%
    SPX Corp.*......................      152,000     12,283,500
                                                    ------------
CHEMICALS -- 5.1%
    Engelhard Corp. ................      351,000      6,625,125
    Grace, (W.R.) & Co.*............      805,000     11,169,375
    Lyondell Chemical Co. ..........      185,800      2,368,950
    Praxair, Inc. ..................      270,900     13,629,656
                                                    ------------
                                                      33,793,106
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 6.4%
    Cabletron Systems, Inc.*........      287,100      7,464,600
    Cadence Design Systems, Inc.*...      720,000     17,280,000
    Ceridian Corp.*.................      640,000     13,800,000
    PSINet, Inc.*...................       65,000      4,013,750
                                                    ------------
                                                      42,558,350
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 1.9%
    Maytag Corp.....................      268,000     12,864,000
                                                    ------------
CONTAINERS & PACKAGING -- 1.9%
    Sealed Air Corp.*...............       63,700      3,300,456
    Smurfit-Stone Container
      Corp.*........................      385,000      9,432,500
                                                    ------------
                                                      12,732,956
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.0%
    Metromedia Fiber Network, Inc.
      Cl-A*.........................       88,700      4,252,056
    UCAR International, Inc.*.......      525,000      9,351,563
                                                    ------------
                                                      13,603,619
                                                    ------------

                                        SHARES         VALUE
                                        ------         -----
FINANCIAL-BANK & TRUST -- 2.3%
    Countrywide Credit Industries,
      Inc. .........................      360,000   $  9,090,000
    Valley National Bancorp.........      226,500      6,342,000
                                                    ------------
                                                      15,432,000
                                                    ------------
FINANCIAL SERVICES -- 6.4%
    AMBAC Financial Group, Inc. ....      145,000      7,567,188
    Dun & Bradstreet Corp. .........      295,200      8,708,400
    FINOVA Group, Inc. .............      332,900     11,817,950
    Fleet Financial Group, Inc. ....      222,800      7,756,225
    SLM Holding Corp. ..............      162,000      6,844,500
                                                    ------------
                                                      42,694,263
                                                    ------------
HEALTHCARE SERVICES -- 1.8%
    Wellpoint Health Networks,
      Inc.*.........................      180,000     11,868,750
                                                    ------------
HOTELS & MOTELS -- 0.9%
    Starwood Hotels & Resorts
      Worldwide, Inc. [REIT]........      265,800      6,246,300
                                                    ------------
INSURANCE -- 3.8%
    Ace Ltd. .......................      540,000      9,011,250
    AON Corp. ......................      220,000      8,800,000
    Xl Capital Ltd. ................      140,000      7,262,500
                                                    ------------
                                                      25,073,750
                                                    ------------
MACHINERY & EQUIPMENT -- 1.1%
    Grainger, (W.W.), Inc. .........      154,000      7,363,125
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 3.3%
    Becton Dickinson & Co...........      340,000      9,095,000
    Genzyme Corp.*..................      281,700     12,676,500
                                                    ------------
                                                      21,771,500
                                                    ------------
METALS & MINING -- 3.1%
    AK Steel Holding Corp. .........      526,300      9,933,912
    Phelps Dodge Corp. .............       28,100      1,886,213
    Reynolds Metals Co. ............      115,000      8,811,875
                                                    ------------
                                                      20,632,000
                                                    ------------
OIL & GAS -- 12.3%
    Anadarko Petroleum Corp.........      189,700      6,473,513
    Apache Corp.....................      230,000      8,495,625
    Coastal Corp....................      305,400     10,822,612
    Dynegy, Inc.....................      350,000      8,509,375
    Kinder Morgan, Inc..............      240,000      4,845,000
    Noble Drilling Corp.*...........      225,000      7,368,750
    Tosco Corp......................      235,000      6,389,063
    Transocean Sedco Forex, Inc.*...      297,000     10,005,187
    USX-Marathon Group, Inc.........      416,400     10,279,874
    Williams Companies, Inc.........      260,000      7,946,250
                                                    ------------
                                                      81,135,249
                                                    ------------
PAPER & FOREST PRODUCTS -- 3.1%
    Bowater, Inc. ..................      210,000     11,405,625
    Fort James Corp. ...............      330,000      9,033,750
                                                    ------------
                                                      20,439,375
                                                    ------------
PHARMACEUTICALS -- 0.5%
    Waters Corp.*...................       67,000      3,551,000
                                                    ------------

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES         VALUE
                                        ------         -----
PRINTING & PUBLISHING -- 1.9%
    Belo, (A.H.) Corp. Cl-A.........      653,200   $ 12,451,625
                                                    ------------
RAILROADS -- 1.5%
    Kansas City Southern Industries,
      Inc. .........................      136,300     10,171,388
                                                    ------------
REAL ESTATE -- 1.5%
    Indymac Mortgage Holdings, Inc.
      [REIT]........................      785,000     10,008,750
                                                    ------------
RETAIL & MERCHANDISING -- 2.9%
    Consolidated Stores Corp.*......      648,900     10,544,625
    Harcourt General, Inc. .........      210,000      8,452,500
                                                    ------------
                                                      18,997,125
                                                    ------------
SEMICONDUCTORS -- 1.3%
    National Semiconductor Corp.*...      206,100      8,823,656
                                                    ------------
TELECOMMUNICATIONS -- 7.0%
    American Tower Corp. Cl-A*......      365,000     11,155,313
    ANTEC Corp.*....................       17,900        653,350
    EchoStar Communications Corp.
      Cl-A*.........................       87,200      8,502,000
    Global Crossing Ltd.*...........      261,700     13,085,000
    Sonera Oyj Corp. [ADR]*.........       42,600      2,950,050
    WinStar Communications, Inc.*...      127,600      9,554,050
                                                    ------------
                                                      45,899,763
                                                    ------------

                                        SHARES         VALUE
                                        ------         -----
TRANSPORTATION -- 1.1%
    Navistar International Corp.*...      153,600   $  7,276,800
                                                    ------------
UTILITIES -- 2.9%
    Cinergy Corp. ..................      138,000      3,329,250
    Niagara Mohawk Holdings,
      Inc.*.........................      540,000      7,526,250
    Unicom Corp. ...................      252,600      8,462,100
                                                    ------------
                                                      19,317,600
                                                    ------------
TOTAL COMMON STOCK
  (Cost $626,167,133)...............                 636,337,213
                                                    ------------
SHORT-TERM INVESTMENTS -- 5.2%
    Temporary Investment Cash
      Fund..........................   17,288,854     17,288,854
    Temporary Investment Fund.......   17,288,854     17,288,854
                                                    ------------
    (Cost $34,577,708)..............                  34,577,708
                                                    ------------
TOTAL INVESTMENTS -- 101.0%
  (Cost $660,744,841)...............                 670,914,921
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.0)%..................                  (6,532,349)
                                                    ------------
NET ASSETS -- 100.0%................                $664,382,572
                                                    ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.


AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 49.5%
ADVERTISING -- 1.0%
    Omnicom Group, Inc. ..............    20,900    $  2,090,000
    Young & Rubicam, Inc. ............    39,000       2,759,250
                                                    ------------
                                                       4,849,250
                                                    ------------
AEROSPACE -- 0.3%
    General Motors Corp. Cl-H*........    15,000       1,440,000
                                                    ------------
AUTOMOBILE MANUFACTURERS -- 0.3%
    Ford Motor Co. ...................    28,900       1,544,344
                                                    ------------
BROADCASTING -- 1.9%
    CBS Corp.*........................    59,000       3,772,312
    Hispanic Broadcasting Corp.*......    30,800       2,840,338
    Infinity Broadcasting Corp.*......    74,250       2,686,922
                                                    ------------
                                                       9,299,572
                                                    ------------
BUSINESS SERVICES -- 0.5%
    Foundry Networks, Inc.*...........     5,300       1,598,944
    Maximus, Inc.*....................    31,300       1,062,244
                                                    ------------
                                                       2,661,188
                                                    ------------
COMPUTER HARDWARE -- 1.8%
    Dell Computer Corp.*..............    21,000       1,071,000
    EMC Corp.*........................    48,300       5,276,775
    Immersion Corp.*..................    13,400         514,225
    International Business Machines
      Corp............................    21,128       2,281,824
                                                    ------------
                                                       9,143,824
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 7.6%
    America Online, Inc.*.............    69,000       5,205,188
    Cisco Systems, Inc.*..............    56,000       5,998,999
    Comverse Technology, Inc.*........    12,150       1,758,713
    Concord Communications, Inc.*.....    12,900         572,438
    DST Systems, Inc.*................    16,900       1,289,681
    eSPEED, Inc. Cl-A*................    20,200         718,363
    InfoSpace.com, Inc.*..............    28,900       6,184,599
    ISS Group, Inc.*..................    34,200       2,432,475
    Knology Holdings, Inc. Warrants
      144A*...........................        45             113
    Microsoft Corp.*..................    32,000       3,736,000
    National Information Consortium,
      Inc.*...........................    44,000       1,408,000
    Sun Microsystems, Inc.*...........    62,000       4,801,125
    Telemate.Net Software, Inc.*......    44,400         721,500
    USWeb Corp.*......................    80,000       3,555,000
                                                    ------------
                                                      38,382,194
                                                    ------------
CONGLOMERATES -- 0.4%
    Tyco International Ltd. ..........    45,400       1,764,925
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 1.0%
    Estee Lauder Co...................     5,000         432,813
    Hedstrom Holdings, Inc. Warrants
      144A*...........................       303              18
    Official Payments Corp.*..........    29,100       1,513,200
    Procter & Gamble Co. .............    20,000       2,191,250
    Steiner Leisure Ltd.*.............    44,000         734,250
                                                    ------------
                                                       4,871,531
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.3%
    Analog Devices, Inc.*.............    30,400    $  2,827,200
    Conexant Systems, Inc.*...........     4,800         318,600
    General Electric Co. .............    20,200       3,125,950
                                                    ------------
                                                       6,271,750
                                                    ------------
ENTERTAINMENT & LEISURE -- 1.1%
    Carnival Corp. ...................    37,500       1,792,969
    Club Regina Resorts, Inc.
      Warrants*.......................        20              20
    Royal Caribbean Cruises Ltd. .....    43,100       2,125,368
    Time Warner, Inc. ................    23,000       1,666,063
                                                    ------------
                                                       5,584,420
                                                    ------------
EQUIPMENT SERVICES -- 0.4%
    Quanta Services, Inc.*............    63,000       1,779,750
                                                    ------------
FINANCIAL-BANK & TRUST -- 0.5%
    Chase Manhattan Corp. ............    32,890       2,555,142
                                                    ------------
FINANCIAL SERVICES -- 3.4%
    American Express Co. .............    11,985       1,992,506
    AXA Financial, Inc. ..............    50,000       1,693,750
    Citigroup, Inc. ..................    38,027       2,112,875
    Esat Holdings Ltd. Warrants
      144A*...........................        35           2,538
    Fannie Mae........................    29,000       1,810,688
    Freddie Mac.......................    38,000       1,788,375
    Goldman Sachs Group, Inc. ........     8,000         753,500
    Merrill Lynch & Co., Inc. ........    27,700       2,312,950
    Morgan Stanley, Dean Witter &
      Co. ............................    23,400       3,340,349
    SLM Holding Corp. ................    24,300       1,026,675
                                                    ------------
                                                      16,834,206
                                                    ------------
FOOD -- 0.5%
    Keebler Foods Co.*................    38,000       1,068,750
    Safeway, Inc.*....................    36,900       1,312,256
                                                    ------------
                                                       2,381,006
                                                    ------------
FURNITURE -- 0.3%
    Ethan Allen Interiors, Inc. ......    43,100       1,381,894
                                                    ------------
INDUSTRIAL PRODUCTS -- 0.0%
    Cellnet Data Systems Warrants
      144A*...........................        95               1
                                                    ------------
INSURANCE -- 1.8%
    American International Group,
      Inc. ...........................    27,500       2,973,437
    AXA [ADR].........................    20,000       1,420,000
    CIGNA Corp. ......................    17,246       1,389,381
    MGIC Investment Corp..............    25,400       1,528,763
    Nationwide Financial Services,
      Inc. ...........................    22,000         614,625
    Travelers Property Casualty Corp.
      Cl-A............................    31,100       1,065,175
                                                    ------------
                                                       8,991,381
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.6%
    Baxter International, Inc. .......    23,500       1,476,094
    Forest Laboratories, Inc.*........    25,500       1,566,656
    Genzyme Corp.*....................    27,500       1,237,500
    Guidant Corp.*....................    44,000       2,068,000
    Johnson & Johnson Co. ............    16,000       1,490,000
    Medtronic, Inc. ..................    76,300       2,780,181
    VISX, Inc.*.......................    47,500       2,458,125
                                                    ------------
                                                      13,076,556
                                                    ------------

AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
OIL & GAS -- 1.0%
    Apache Corp. .....................    32,000    $  1,182,000
    Conoco, Inc. Cl-B.................    48,000       1,194,000
    Exxon Mobil Corp. ................    15,762       1,269,826
    TCR Holding Corp. Cl-B*...........     2,898              29
    Williams Companies, Inc. .........    38,430       1,174,517
                                                    ------------
                                                       4,820,372
                                                    ------------
PHARMACEUTICALS -- 2.5%
    American Home Products Corp. .....    30,500       1,202,844
    Biogen, Inc.*.....................    24,400       2,061,800
    Bristol-Meyers Squibb Co. ........    21,084       1,353,329
    Lilly, (Eli) & Co. ...............    22,500       1,496,250
    Merck & Co., Inc. ................    19,000       1,274,188
    Pfizer, Inc. .....................    52,300       1,696,481
    Schering-Plough Corp. ............    24,100       1,016,719
    Warner-Lambert Co. ...............    27,700       2,269,668
                                                    ------------
                                                      12,371,279
                                                    ------------
REAL ESTATE -- 0.0%
    Equity Office Property
      Warrants*.......................       530             530
                                                    ------------
RETAIL & MERCHANDISING -- 2.9%
    Amazon.com, Inc.*.................    15,100       1,149,488
    Bed, Bath & Beyond, Inc.*.........    47,500       1,650,625
    Dayton-Hudson Corp.*..............    34,500       2,533,594
    FreeMarkets, Inc.*................    14,000       4,778,374
    Home Depot, Inc. .................    42,000       2,879,625
    Linens 'n Things, Inc.*...........    48,700       1,442,738
                                                    ------------
                                                      14,434,444
                                                    ------------
SEMICONDUCTORS -- 2.8%
    Applied Materials, Inc.*..........    19,800       2,508,413
    Intel Corp. ......................    36,900       3,037,331
    JDS Uniphase Corp.*...............     9,000       1,451,813
    Microchip Technology, Inc.*.......    21,900       1,498,781
    Motorola, Inc. ...................    15,660       2,305,935
    SDL, Inc.*........................    14,000       3,052,000
                                                    ------------
                                                      13,854,273
                                                    ------------
TELECOMMUNICATIONS -- 12.6%
    ANTEC Corp.*......................    41,100       1,500,150
    AT&T Canada, Inc.*................    45,900       1,847,475
    AT&T Corp. .......................    36,000       1,827,000
    Bell Atlantic Corp. ..............    33,725       2,076,195
    Birch Telecommunications
      Warrants*.......................        10             550
    BroadWing, Inc. ..................    65,342       2,409,486
    Global Crossing Ltd.*.............    86,600       4,330,000
    Global TeleSystems Group, Inc.*...    66,500       2,302,563
    Globalstar Telecommunications
      Warrants*.......................        45           5,625
    Infonet Services Corp. Cl-B*......    58,000       1,522,500
    KMC Telecom Holdings, Inc.
      Warrants*.......................        35              88
    Korea Telecom Corp. [ADR].........    23,459       1,753,560
    Long Distance International
      Warrants*.......................        10              25
    Lucent Technologies, Inc..........    82,500       6,172,030
    McCaw International Ltd.
      Warrants*.......................        10              25
    MCI WorldCom, Inc.*...............    66,600       3,533,963

                                         SHARES        VALUE
                                         ------        -----
    McLeodUSA, Inc. Cl-A*.............    45,600    $  2,684,700
    NEXTLINK Communications, Inc.
      Cl-A*...........................    44,000       3,654,750
    Nokia Corp. Cl-A [ADR]............    34,400       6,535,999
    Onepoint Communications
      Warrants*.......................        10             100
    Orbital Imaging Corp. Warrants
      144A*...........................        20             400
    Partner Communications Co. Ltd.
      [ADR]*..........................    35,800         926,325
    Pathnet, Inc. Warrants 144A*......        30             304
    Powertel, Inc.*...................        44           4,417
    Qwest Communications
      International, Inc.*............   105,000       4,515,000
    SBC Communications, Inc...........    31,918       1,556,003
    Sycamore Networks, Inc.*..........     7,500       2,310,000
    Tellabs, Inc.*....................    30,000       1,925,625
    Time Warner Telecom, Inc. Cl-A*...    32,900       1,642,944
    UIH Australia Warrants*...........        50           1,256
    Univision Communications, Inc.*...    48,700       4,976,531
    Western Wireless Corp. Cl-A*......    30,900       2,062,575
    Williams Communications Group,
      Inc.*...........................    43,800       1,266,094
                                                    ------------
                                                      63,344,258
                                                    ------------
UTILITIES -- 1.0%
    AES Corp.*........................    33,800       2,526,550
    Enron Corp. ......................    47,000       2,085,625
    Plug Power, Inc.*.................    15,600         440,700
                                                    ------------
                                                       5,052,875
                                                    ------------
TOTAL COMMON STOCK
  (Cost $181,553,640).................               246,690,965
                                                    ------------
PREFERRED STOCK -- 1.9%
COMPUTER SERVICES & SOFTWARE -- 0.3%
    Verio, Inc. 6.75% 144A............    22,900       1,325,338
FINANCIAL SERVICES -- 0.3%
    Calpine Capital Trust 5.75%*......    22,000       1,432,750
OIL & GAS -- 0.2%
    Kerr-McGee Corp. 5.50%............    32,000       1,056,000
TELECOMMUNICATIONS -- 0.9%
    Broadwing, Inc. 6.75% [CVT]*......    10,400         616,200
    Cablevision Systems Corp. Cl-M
      11.125% [PIK]*..................        10           1,098
    NEXTLINK Communications 6.50%
      [CVT]...........................     3,300         626,587
    Winstar Communications, Inc.
      7.25%...........................     2,680       3,555,784
                                                    ------------
                                                       4,799,669
                                                    ------------
UTILITIES -- 0.2%
    AES Corp. 6.75% [CVT].............    15,000         924,375
    Public Service Co. of New
      Hampshire Cl-A 10.60%...........       705          18,022
                                                    ------------
                                                         942,397
                                                    ------------
TOTAL PREFERRED STOCK
  (Cost $8,605,368)...................                 9,556,154
                                                    ------------

AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
FOREIGN STOCK -- 2.7%
COMPUTER SERVICES & SOFTWARE -- 0.1%
    Terra Networks SA -- (ESP)*.......    10,800    $    590,090
                                                    ------------
FINANCIAL-BANK & TRUST -- 0.0%
    DBS Groupo Holdings -- (SGD)*.....       978          16,031
                                                    ------------
INSURANCE -- 0.0%
    AXA SA -- (FRF)...................     1,552         216,333
                                                    ------------
MACHINERY & EQUIPMENT -- 0.2%
    Mannesmann AG -- (DEM)............     3,778         914,726
                                                    ------------
SEMICONDUCTORS -- 0.1%
    Advantest Corp. -- (JPY)..........     1,900         502,104
                                                    ------------
TELECOMMUNICATIONS -- 2.3%
    Libertel NV -- (NLG)*.............    74,500       1,950,851
    Nokia AB Oyj -- (FIM).............     4,390         795,851
    NTT Mobile Communication Network,
      Inc. -- (JPY)...................        50         192,327
    Orange PLC -- (GBP)*..............    77,200       2,606,253
    Sonera Group Oyj -- (FIM).........    55,000       3,769,513
    Telefonica SA -- (ESP)............    83,935       2,096,473
                                                    ------------
                                                      11,411,268
                                                    ------------
TOTAL FOREIGN STOCK
  (Cost $6,411,405)...................                13,650,552
                                                    ------------
                                           PAR
                                          (000)
                                        ---------
CORPORATE OBLIGATIONS -- 24.3%
ADVERTISING -- 0.2%
    Lamar Advertising Co.
      5.25%, 09/15/06.................   $   850       1,243,125
                                                    ------------
AEROSPACE -- 0.2%
    Boeing Co.
    6.625%, 02/15/38..................       580         487,066
    Lockheed Martin Corp.
      7.25%, 05/15/06.................       455         434,924
                                                    ------------
                                                         921,990
                                                    ------------
AIRLINES -- 1.1%
    AMR Corp.
      10.00%, 04/15/21 ...............       650         732,750
    Calair LLC Capital Corp.
      8.125%, 04/01/08 ...............        90          79,650
    Continental Airlines Series 981C
      6.541%, 09/15/09................       857         818,199
    Delta Air Lines, Inc.
      7.90%, 12/15/09 144A............       900         882,651
      9.00%, 05/15/16.................       900         927,000
      10.375%, 12/15/22...............       750         881,393
    United Air Lines, Inc. 144A
      9.75%, 08/15/21.................     1,200       1,301,168
                                                    ------------
                                                       5,622,811
                                                    ------------
AUTOMOBILE MANUFACTURERS -- 0.2%
    DaimlerChrysler NA Holding Co.
      7.20%, 09/01/09.................       900         885,138
                                                    ------------

                                           PAR
                                          (000)        VALUE
                                        ---------   ------------
BROADCASTING -- 0.9%
    British Sky Broadcasting
      8.20%, 07/15/09.................   $ 1,750    $  1,688,750
    Clear Channel Communications, Inc.
      1.50%, 12/01/02.................     1,625       1,669,688
    Cox Communications, Inc.
      7.75%, 08/15/06.................     1,000       1,010,447
                                                    ------------
                                                       4,368,885
                                                    ------------
CABLE TELEVISION -- 0.5%
    Comcast Cable Communication, Inc.
      8.50%, 05/01/27.................     2,000       2,103,328
    CSC Holdings, Inc.
      7.875%, 12/15/07................       325         321,750
                                                    ------------
                                                       2,425,078
                                                    ------------
CHEMICALS -- 0.4%
    Airgas, Inc.
      7.14%, 03/08/04.................     1,200       1,174,500
    Equistar Chemicals L.P.
      8.50%, 02/15/04.................     1,000         997,500
                                                    ------------
                                                       2,172,000
                                                    ------------
CLOTHING & APPAREL -- 0.3%
    AnnTayor Stores Corp. 144A
      0.55%, 06/18/19.................     2,500       1,340,625
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 0.9%
    Veritas Software Corp.
      1.856%, 08/13/06................     1,600       4,314,000
                                                    ------------
CONGLOMERATES -- 0.0%
    Tyco International Group SA
      6.25%, 06/15/00.................       235         222,976
                                                    ------------
CONSTRUCTION -- 0.0%
    American Architectural Co.
      11.75%, 12/01/07................        10           2,875
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.2%
    Procter & Gamble Co.
      8.00%, 09/01/24.................     1,000       1,060,098
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.8%
    CSC Holdings, Inc.
      7.875%, 02/15/18................     3,010       2,882,075
    Empire District Electric Co.
      7.70%, 11/15/04.................     1,300       1,285,736
                                                    ------------
                                                       4,167,811
                                                    ------------
ENTERTAINMENT & LEISURE -- 0.0%
    Circus Circus Enterprises
      6.45%, 02/01/06.................        10           8,784
                                                    ------------
ENVIRONMENTAL SERVICES -- 0.4%
    Browning-Ferris Industries, Inc.
      7.40%, 09/15/35.................     1,500       1,055,625
    Waste Management, Inc.
      7.125%, 12/15/17................       170         133,589
      7.10%, 08/01/26.................       925         853,052
                                                    ------------
                                                       2,042,266
                                                    ------------

AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                        ---------   ------------
FINANCIAL-BANK & TRUST -- 2.4%
    Dime Capital, Inc. Cl-A
      9.33%, 05/06/27.................   $   860    $    820,623
    First Union Corp.
      7.50%, 04/15/35.................     3,000       2,981,386
    GreenPoint Capital Corp.
      9.10%, 06/01/27.................        10           9,325
    HSBC America Capital Trust 144A
      8.38%, 05/15/27.................       290         273,665
    Mercantile Bancorp
      7.30%, 06/15/07.................     3,000       2,906,283
    Midland Bank PLC
      7.65%, 05/01/25.................       340         340,697
    Provident Capital, Inc.
      8.60%, 12/01/26.................        20          17,765
    Republic New York Corp.
      9.70%, 02/01/09.................       855         953,616
      9.50%, 04/15/14.................       880         974,317
    Riggs Capital Corp.
      8.625%, 12/31/26................        15          13,412
    Sovereign Capital, Inc.
      9.00%, 04/01/27.................        15          12,912
    St. Paul Bancorp, Inc.
      7.125%, 02/15/04................     1,220       1,189,701
    US Bancorp
      7.50%, 06/01/26.................     1,500       1,501,875
                                                    ------------
                                                      11,995,577
                                                    ------------
FINANCIAL SERVICES -- 3.5%
    AFC Capital Trust I Cl-B
      8.207%, 02/03/27................       500         486,474
    Capital One Financial Corp.
      7.25%, 05/01/06.................       640         610,380
    CIT Group, Inc.
      5.50%, 10/15/01.................       480         467,467
    Colonial Capital II Co. Cl-A
      8.92%, 01/15/27.................        15          13,292
    Countrywide Capital III
      8.05%, 06/15/27.................       600         570,690
    Dow Capital BV
      9.20%, 06/01/10.................     1,600       1,756,000
    General Motors Acceptance Corp.
      9.00%, 10/15/02 ................       725         758,531
    Heller Financial, Inc. 144A
      7.375%, 11/01/09................     1,500       1,460,796
    Lehman Brothers Holdings, Inc.
      7.375%, 01/15/07................       700         681,970
      7.00%, 03/01/15.................       760         798,338
      8.50%, 08/01/15.................       850         867,080
    MBNA Capital I Cl-A
      8.278%, 12/01/26................     1,415       1,246,969
    Riggs Capital Trust II
      8.875%, 03/15/27................     1,535       1,400,201
    Salomon, Inc.
      7.30%, 05/15/02.................       465         468,096
    Source One Mortgage Services Corp.
      9.00%, 06/01/12.................       890         858,850

                                           PAR
                                          (000)        VALUE
                                        ---------   ------------
    TIG Holdings, Inc.
      8.125%, 04/15/05................   $   450    $    442,688
    Torchmark Corp.
      7.875%, 05/15/23................     4,000       3,685,399
    Washington Mutual Capital I
      8.375%, 06/01/27................       685         656,171
    Washington Mutual, Inc.
      7.50%, 08/15/06.................       365         361,556
    Webster Capital Corp. 144A
      9.36%, 01/29/27.................        10           9,609
                                                    ------------
                                                      17,600,557
                                                    ------------
HEALTHCARE SERVICES -- 0.0%
    Healthsouth Corp. [CVT]
      3.25%, 04/01/03.................        10           7,763
                                                    ------------
INDUSTRIAL PRODUCTS -- 0.0%
    FRD Acquisition Cl-B
      12.50%, 07/15/04................        10           5,038
    Safety Components International,
      Inc. Cl-B
      10.125%, 07/15/07...............        10           4,050
                                                    ------------
                                                           9,088
                                                    ------------
INSURANCE -- 0.4%
    Conseco, Inc.
      6.80%, 06/15/05.................     1,050         984,224
      9.00%, 10/15/06.................       410         425,172
    Provident Companies, Inc.
      7.405%, 03/15/38................       660         558,405
                                                    ------------
                                                       1,967,801
                                                    ------------
OIL & GAS -- 0.5%
    Candescent Technologies Corp.
      [CVT] 144A
      7.00%, 05/01/03.................     2,050       1,599,000
    Oneok, Inc.
      7.75%, 08/15/06.................       500         499,242
    Statoil 144A
      6.50%, 12/01/28.................       325         274,726
                                                    ------------
                                                       2,372,968
                                                    ------------
PRINTING & PUBLISHING -- 0.4%
    News America Holdings Co.
      9.25%, 02/01/13.................     1,700       1,865,750
                                                    ------------
RAILROADS -- 0.2%
    Norfolk Southern Corp.
      7.05%, 05/01/37.................     1,000         984,362
                                                    ------------
REAL ESTATE -- 0.4%
    Spieker Properties, Inc. [REIT]
      7.35%, 12/01/17.................     2,100       1,879,500
                                                    ------------
TELECOMMUNICATIONS -- 4.7%
    AT&T Corp.
      8.625%, 12/01/31................     2,100       2,152,366
    Cable & Wireless Communications
      PLC
      6.75%, 12/01/08.................     1,500       1,487,793
    Centel Capital Corp.
      9.00%, 10/15/19.................     3,000       3,251,250

AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                        ---------   ------------
    Comverse Technology, Inc. [CVT]
      4.50%, 07/01/05.................   $   645    $  2,200,256
    Continental Cablevision
      8.30%, 05/15/06.................     1,500       1,539,375
    CSC Holdings, Inc.
      7.25%, 07/15/08.................        20          19,050
    GTE Corp.
      6.84%, 04/15/18.................       400         366,001
    Lenfest Communications, Inc. 144A
      8.25%, 02/15/08.................       350         353,500
    Liberty Media Group 144A
      7.875%, 07/15/09................       750         747,836
    MCI WorldCom, Inc.
      6.125%, 08/15/01................       530         524,457
      7.125%, 06/15/27................     1,150       1,150,000
    News America Holdings
      8.45%, 08/01/34.................     2,000       2,039,808
    NTL, Inc. 144A
      5.75%, 12/15/09.................     1,400       1,512,000
    SBC Communications, Inc.
      7.375%, 07/15/43................     3,000       2,721,462
    Sprint Spectrum L.P.
      9.639%, 08/15/06 [STEP].........        20          18,519
      11.00%, 08/15/06................        10          11,056
    Time Warner, Inc.
      9.15%, 02/01/23.................     3,000       3,355,528
                                                    ------------
                                                      23,450,257
                                                    ------------
TRANSPORTATION -- 0.8%
    CSX Corp.
      9.00%, 08/15/06.................     3,000       3,193,707
    Laidlaw, Inc.
      7.65%, 05/15/06.................     1,100       1,023,550
                                                    ------------
                                                       4,217,257
                                                    ------------
UTILITIES -- 4.9%
    AES Corp.
      8.00%, 12/31/08.................       450         414,000
    Cleveland Electric Illuminating
      Co.
      6.86%, 10/01/08.................        30          27,572
    Cleveland Electric Illuminating
      Co. Cl-B
      9.50%, 05/15/05.................        25          25,919
    CMS Energy Corp.
      8.125%, 05/15/02................     4,000       3,981,244
    CMS Energy Corp. Cl-B
      6.75%, 01/15/04.................        40          37,115
    CMS Panhandle Holding Co.
      6.125%, 03/15/04................     3,000       2,841,222
    Commonwealth Edison
      7.50%, 07/01/13.................     2,000       1,930,000
    Duke Energy Corp.
      7.875%, 08/15/04................     1,500       1,505,625
    El Paso Electric Co. Cl-E
      9.40%, 05/01/11.................        10          10,707
    Hydro-Quebec Series MTNB
      8.62%, 12/15/11.................     1,000       1,072,500
    KN Energy, Inc.
      7.35%, 08/01/26.................     2,000       1,952,026
    Niagara Mohawk Power Corp. Cl-G
      7.75%, 10/01/08.................     4,000       4,004,280

                                           PAR
                                          (000)        VALUE
                                        ---------   ------------
    Niagara Mohawk Power Corp. Cl-H
      [STEP] 144A
      8.36%, 07/01/10.................   $ 2,500    $  1,890,263
    Northeast Utilities System
      8.38%, 03/01/05.................        23          22,312
      8.58%, 12/01/06.................         7           7,248
    NRG Energy, Inc.
      7.50%, 06/01/09.................       900         835,722
    Sonat, Inc.
      7.625%, 07/15/11................     1,400       1,377,492
    Southern Energy 144A
      7.90%, 07/15/09.................     2,500       2,423,510
                                                    ------------
                                                      24,358,757
                                                    ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $121,952,595).................               121,508,099
                                                    ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.2%
    Federal Home Loan Bank
      1.50%, 01/03/00.................    37,584      37,580,868
    Federal National Mortgage Assoc.
      5.75%, 04/15/03.................     1,775       1,724,620
      6.00%, 05/15/08.................     1,705       1,596,179
                                                    ------------
                                                       3,320,799
                                                    ------------
    (Cost $41,087,577)................                40,901,667
                                                    ------------
U.S. TREASURY OBLIGATIONS -- 9.2%
    U.S. Treasury Notes
      5.00%, 02/28/01.................     1,085       1,071,777
      5.25%, 05/15/04.................    10,000       9,581,814
      7.25%, 08/15/04.................     2,500       2,578,514
      5.875%, 11/15/04................     1,000         980,938
      6.50%, 08/15/05-10/15/06#.......    20,000      19,980,214
      6.875%, 05/15/06................    10,000      10,178,130
      5.625%, 05/15/08................     1,550       1,458,454
                                                    ------------
    (Cost $46,871,581)................                45,829,841
                                                    ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
    Independent National Mortgage Corp.
      Series 1994-V Cl-A1
      8.264%, 12/25/24................        84          85,644
    Morgan Stanley Capital I Series
      1996-WF1 Cl-A2
      7.227%, 01/16/06................       655         657,348
                                                    ------------
    (Cost $755,375)...................                   742,992
                                                    ------------
SOVEREIGN ISSUES -- 0.7%
CANADA
    Laidlaw, Inc.
      6.70%, 05/01/08.................     1,000         850,377
    Province of Ontario
      5.50%, 10/01/08.................       340         302,988
    Quebec Province
      7.00%, 01/30/07.................       405         397,188
      5.735%, 03/02/26................     2,000       1,983,339
                                                    ------------
    (Cost $3,649,370).................                 3,533,892
                                                    ------------

AST AIM BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         PRINCIPAL
                                         IN LOCAL
                                         CURRENCY
                                           (000)        VALUE
                                           -----        -----
FOREIGN BONDS -- 2.3%
AUSTRALIA -- 0.3%
    New South Wales Treasury Corp.
      7.00%, 04/01/04.................       1,240   $   814,412
    State Bank New South Wales
      8.625%, 08/20/01................       1,000       675,573
                                                     -----------
                                                       1,489,985
                                                     -----------
DENMARK -- 0.1%
    Kingdom of Denmark
      5.00%, 08/15/05.................       4,100       545,802
                                                     -----------
GERMANY -- 0.6%
    Federal Republic of Germany
      7.25%, 10/21/02.................         990     1,065,080
    LB Baden-Wuerttemberg
      6.25%, 12/15/04.................         990       563,781
    SPT Telecom Finance BV
      5.125%, 05/07/03................         700       355,111
    Treuhandanstalt German Government
      6.00%, 11/12/03.................       1,100     1,155,946
                                                     -----------
                                                       3,139,918
                                                     -----------
GREECE -- 0.2%
    Greek Government
      6.60%, 04/15/04.................     397,000     1,214,238
                                                     -----------
NETHERLANDS -- 0.1%
    Tecnost International NV
      6.125%, 07/30/09................         510       503,913
                                                     -----------
NEW ZEALAND -- 0.3%
    Export Development Corp
      6.50%, 12/21/04.................         950       469,813
    New Zealand Government
      10.00%, 03/15/02................         850       474,253
      8.00%, 04/15/04.................         850       458,878
                                                     -----------
                                                       1,402,944
                                                     -----------
SWEDEN -- 0.2%
    Swedish Government
      6.00%, 02/09/05.................       7,200       865,642
                                                     -----------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)        VALUE
                                        ---------   ------------
UNITED KINGDOM -- 0.5%
    General Electric Capital Corp.
      6.00%, 07/27/01.................       400    $    636,913
    Merrill Lynch & Co.
      7.375%, 12/17/07................       900       1,476,449
    National Westminster Bank
      5.125%, 06/30/11................       400         359,742
                                                    ------------
                                                       2,473,104
                                                    ------------
TOTAL FOREIGN BONDS (Cost
  $12,050,769)........................                11,635,546
                                                    ------------
                                         NUMBER
                                           OF
                                        CONTRACTS
                                        ---------
OPTIONS -- 0.0%
PUT OPTIONS
    General Motors Corp., Strike Price
      $90, Expires 01/21/00*
      (Cost $73,575)..................       150          63,750
                                                    ------------
TOTAL INVESTMENTS -- 98.9%
    (Cost $423,011,255)...............               494,113,458
                                                    ------------
WRITTEN OPTIONS -- 0.0%
CALL OPTIONS
    America Online, Inc., Strike Price
      $175, Expires 01/21/00..........       340         (59,500)
    General Motors Corp., Strike Price
      $100, Expires 01/21/00..........       150         (35,625)
    International Business Machines,
      Corp.
      Strike Price $95, Expires
      01/21/00........................        50         (71,875)
                                                    ------------
TOTAL WRITTEN OPTIONS
  (Cost ($231,037))...................                  (167,000)
                                                    ------------
OTHER ASSETS LESS LIABILITIES -- 1.1%.                 5,624,931
                                                    ------------
NET ASSETS -- 100.0%..................              $499,571,389
                                                    ============

# Securities with an aggregate market value of $1,480,570 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1999:

                            EXPIRATION    NUMBER OF      UNREALIZED
       DESCRIPTION            MONTH       CONTRACTS     APPRECIATION
---------------------------------------------------------------------
S&P 500...................    03/00           58         $  720,650
                                                         ==========

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.


AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
CORPORATE OBLIGATIONS -- 89.2%
AEROSPACE -- 0.4%
    Anteon Corp.
      12.00%, 05/15/09.................  $ 1,900  $  1,776,500
    Condor Systems, Inc. 144A
      11.875%, 05/01/09................      600       453,000
                                                  ------------
                                                     2,229,500
                                                  ------------
AUTOMOTIVE PARTS -- 3.3%
    Accuride Corp. Cl-B
      9.25%, 02/01/08..................    1,950     1,803,750
    Aftermarket Technology, Inc.
      12.00%, 08/01/04.................    1,938     1,952,535
    Aftermarket Technology, Inc. Cl-D
      12.00%, 08/01/04.................      350       352,625
    American Axle & Manufacturing, Inc.
      9.75%, 03/01/09..................    4,600     4,657,500
    French (J.L.) Automotive Casting,
      Inc. 144A
      11.50%, 06/01/09.................    2,550     2,620,125
    HDA Parts System, Inc.
      12.00%, 08/01/05.................    1,575     1,441,125
    Lear Corp.
      9.50%, 07/15/06..................    2,500     2,537,500
      8.11%, 05/15/09 144A.............    3,300     3,128,829
    Oxford Automotive, Inc.
      10.125%, 06/15/07................    2,300     2,139,000
                                                  ------------
                                                    20,632,989
                                                  ------------
BEVERAGES -- 0.6%
    National Wine & Spirits
      10.125%, 01/15/09................    1,450     1,479,000
    Triarc Consumer Beverage Co. 144A
      10.25%, 02/15/09.................    2,500     2,406,250
                                                  ------------
                                                     3,885,250
                                                  ------------
BROADCASTING -- 5.4%
    Acme Television Co. Cl-B [STEP]
      10.993%, 09/30/04................    3,100     2,805,500
    Australis Media Ltd. [STEP]
      45.45%, 05/15/03.................       11           107
    Australis Media Ltd. Units [STEP]
      16.00%, 05/15/03.................      625         6,250
    Big City Radio, Inc. [STEP]
      12.937%, 03/15/05................    2,950     1,917,500
    Chancellor Media Corp.
      9.375%, 10/01/04.................    1,150     1,184,500
    Chancellor Media Corp. L.A. Cl-B
      10.50%, 01/15/07.................    1,700     1,861,500
      8.75%, 06/15/07..................    1,950     1,979,250
      8.125%, 12/15/07.................    5,750     5,785,937
    Cumulus Media, Inc.
      10.375%, 07/01/08................    1,425     1,496,250
    Fox/Liberty Networks LLC
      9.208%, 08/15/07 [STEP]..........    5,550     4,495,499
    Sinclair Broadcasting Group, Inc.
      10.00%, 09/30/05.................    3,700     3,700,000
      8.75%, 12/15/07..................    1,650     1,542,750

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    UIH Australia Pacific, Inc. Cl-B
      [STEP]
      12.854%, 05/15/06................  $ 3,100  $  2,635,000
    United International Holdings, Inc.
      Cl-B [STEP]
      10.75%, 02/15/08.................    4,300     2,773,500
    Young Broadcasting, Inc.
      10.125%, 02/15/05................    1,175     1,213,188
                                                  ------------
                                                    33,396,731
                                                  ------------
BUILDING MATERIALS -- 0.7%
    American Builders & Contractors
      Supply Co., Inc. Cl-B
      10.625%, 05/15/07................    1,625     1,503,125
    Falcon Building Products, Inc. Cl-B
      9.50%, 06/15/07..................      350       341,250
      9.50%, 06/15/07 [STEP]...........    2,500     1,887,500
    Juno Lighting, Inc.
      11.875%, 07/01/09................      925       864,875
                                                  ------------
                                                     4,596,750
                                                  ------------
BUSINESS SERVICES -- 5.5%
    Dialog Corp. PLC Cl-A
      11.00%, 11/15/07.................    3,250     1,576,250
    e.spire Communications, Inc. [STEP]
      11.98%, 11/01/05.................    1,150       626,750
      13.748%, 04/01/06................    1,400       679,000
    Intermedia Communications, Inc.
      [STEP]
      10.749%, 05/15/06................    4,850     4,267,999
      12.25%, 03/01/09.................    4,500     2,722,500
    Intermedia Communications, Inc.
      Cl-B
      9.795%, 07/15/07 [STEP]..........    3,075     2,290,875
      8.875%, 11/01/07.................    1,000       940,000
      8.60%, 06/01/08..................    1,550     1,437,625
    NEXTLINK Communications, Inc.
      9.00%, 03/15/08..................    1,575     1,508,063
      10.039%, 04/15/08 [STEP].........    3,000     1,905,000
      10.75%, 06/01/09.................    2,750     2,866,875
      11.805%, 06/01/09 [STEP].........    5,175     3,208,500
      12.125%, 12/01/09 144A [STEP]....    5,625     3,304,687
    Orion Network Systems
      11.25%, 01/15/07.................    2,750     2,076,250
    Sitel Corp.
      9.25%, 03/15/06..................    2,800     2,649,500
    U.S. Office Products Co.
      9.75%, 06/15/08..................    4,475     2,349,375
                                                  ------------
                                                    34,409,249
                                                  ------------
CABLE TELEVISION -- 6.8%
    Charter Communication Holdings LLC
      [STEP]
      10.624%, 04/01/11................    3,100     1,832,875
    Comcast U.K. Cable Corp. [STEP]
      10.997%, 11/15/07................    2,900     2,776,750
    CSC Holdings, Inc.
      9.25%, 11/01/05..................    4,525     4,649,438
      7.875%, 12/15/07.................    1,700     1,677,135
      9.875%, 02/15/13.................      500       528,750

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Diamond Cable Communications PLC
      [STEP]
      10.751%, 12/15/05................  $ 4,000  $  3,800,000
    Diamond Holdings Co. PLC
      9.125%, 02/01/08.................    1,875     1,865,625
    Echostar DBS Corp.
      9.375%, 02/01/09.................    5,925     5,999,062
    International CableTel, Inc. Cl-B
      [STEP]
      10.408%, 02/01/06................    5,100     4,692,000
    Pegasus Communications Corp. Cl-B
      9.625%, 10/15/05.................    2,125     2,156,875
      9.75%, 12/01/06..................    1,500     1,533,750
    Rogers Cablesystems of America, Inc.
      11.00%, 12/01/15.................      750       847,500
    Telewest Communications PLC
      11.25%, 11/01/08.................      525       576,188
      9.25%, 04/15/09 [STEP] 144A......    3,450     2,259,750
    United Pan-Europe Communication
      Corp. [STEP]
      13.221%, 04/15/08 144A...........    3,125     1,796,875
      12.475%, 08/01/09................    8,575     4,887,749
                                                  ------------
                                                    41,880,322
                                                  ------------
CAPITAL GOODS -- 0.2%
    Buckeye Cellulose Corp.
      8.50%, 12/15/05..................    1,500     1,473,750
                                                  ------------
CHEMICALS -- 3.7%
    Foamex Capital Corp.
      13.50%, 08/15/05.................      500       472,500
    General Chemical Industry Products,
      Inc.
      10.625%, 05/01/09................    1,000       995,000
    Georgia Gulf Corp. 144A
      10.375%, 11/01/07................      950       996,313
    Huntsman Corp. 144A
      9.50%, 07/01/07..................    3,900     3,724,500
    Huntsman ICI Chemicals 144A
      10.125%, 07/01/09................    1,200     1,236,000
    Lyondell Chemical Co.
      10.875%, 05/01/09................    6,500     6,890,000
    Polymer Group, Inc. Cl-B
      9.00%, 07/01/07..................    3,225     3,144,375
      8.75%, 03/01/08..................    2,450     2,364,250
    Sterling Chemicals Holdings, Inc.
      [STEP]
      11.149%, 08/15/08................    2,350       693,250
    Sterling Chemicals, Inc.
      11.75%, 08/15/06.................    1,975     1,491,125
    Texas Petrochemical Corp.
      11.125%, 07/01/06................    1,525     1,334,375
                                                  ------------
                                                    23,341,688
                                                  ------------
CLOTHING & APPAREL -- 0.7%
    Boyds Collection Ltd.
      9.00%, 05/15/08..................      717       673,980
    Dyersburg Corp. Cl-B
      9.75%, 09/01/07..................    1,725       698,625

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    GFSI, Inc. Cl-B
      9.625%, 03/01/07.................  $ 2,150  $  1,343,750
    Pillowtex Corp.
      10.00%, 11/15/06.................    1,950       906,750
    Pillowtex Corp. Cl-B
      9.00%, 12/15/07..................    1,825       793,875
                                                  ------------
                                                     4,416,980
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 0.8%
    Alvey Systems, Inc.
      11.375%, 01/31/03................    1,217     1,271,765
    Diva Systems Corp. Cl-B [STEP]
      11.594%, 03/01/08................    1,625       625,625
    Verio, Inc.
      11.25%, 12/01/08.................    1,325     1,397,875
      10.625%, 11/15/09 144A...........    1,700     1,742,500
                                                  ------------
                                                     5,037,765
                                                  ------------
CONGLOMERATES -- 0.4%
    Eagle-Picher Industries, Inc.
      9.375%, 03/01/08.................    2,950     2,596,000
                                                  ------------
CONSTRUCTION -- 0.9%
    Building Materials Holdings Corp.
      Cl-B
      8.00%, 10/15/07..................      400       363,000
    Formica Corp.
      10.875%, 03/01/09................    2,000     1,840,000
    MMI Products, Inc. Cl-B
      11.25%, 04/15/07.................    3,100     3,208,500
                                                  ------------
                                                     5,411,500
                                                  ------------
CONSUMER PRODUCTS & SERVICES -- 3.8%
    Albecca, Inc.
      10.75%, 08/15/08.................    4,000     2,739,999
    American Safety Razor Co.
      9.875%, 08/01/05.................    1,000       981,250
    Amscan Holdings, Inc.
      9.875%, 12/15/07.................    1,800     1,530,000
    Cabot Safety Corp.
      12.50%, 07/15/05.................    1,500     1,537,500
    Chattem, Inc. Cl-B
      8.875%, 04/01/08.................    2,000     1,880,000
    Collins & Aikman Floor Coverings
      Corp.
      10.00%, 01/15/07.................    1,400     1,379,000
    Collins & Aikman Products Corp.
      11.50%, 04/15/06.................    1,400     1,393,000
    Diamond Brands Operating, Inc.
      12.83%, 04/15/09 [STEP]..........    1,500       307,500
    Glenoit Corp.
      11.00%, 04/15/07.................    2,000       510,000
    NBTY, Inc. Cl-B
      8.625%, 09/15/07.................    2,350     2,197,250
    Playtex Family Products Corp.
      9.00%, 12/15/03..................    1,600     1,596,000
    Revlon Consumer Products Corp.
      8.125%, 02/01/06.................    2,000     1,480,000
      8.625%, 02/01/08.................    5,000     2,575,000
    Scotts Co. 144A
      8.625%, 01/15/09.................    1,000       980,000

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Sleepmaster, Inc. 144A
      11.00%, 05/15/09.................  $   700  $    704,375
    Volume Services America
      11.25%, 03/01/09.................    2,200     2,178,000
                                                  ------------
                                                    23,968,874
                                                  ------------
CONTAINERS & PACKAGING -- 1.6%
    Container Corp. of America
      11.25%, 05/01/04.................      250       261,875
    Owens-Illinois, Inc.
      8.10%, 05/15/07..................    1,000       960,000
    Packaging Corp. of America, Inc.
      9.625%, 04/01/09.................    1,000     1,030,000
    Russell Stanley Holdings, Inc.
      10.875%, 02/15/09................    1,950     1,706,250
    Stone Container Corp.
      12.25%, 04/01/02.................      125       125,938
      11.50%, 10/01/04.................    1,200     1,246,500
      12.58%, 08/01/16 [VR]............    1,550     1,658,500
    Tekni-Plex, Inc. Cl-B
      9.25%, 03/01/08..................    2,750     2,805,000
                                                  ------------
                                                     9,794,063
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.4%
    Amphenol Corp.
      9.875%, 05/15/07.................    2,400     2,508,000
    Electronic Retailing Systems, Inc.
      [STEP]
      13.25%, 02/01/04.................      875       196,875
    SCG Holdings Corp. 144A
      12.00%, 08/01/09.................    1,300     1,387,750
    Viasystems, Inc. Cl-B
      9.75%, 06/01/07..................    1,625       901,875
    WESCO Distribution, Inc. Cl-B
      9.125%, 06/01/08.................    4,200     3,969,000
                                                  ------------
                                                     8,963,500
                                                  ------------
ENTERTAINMENT & LEISURE -- 3.3%
    AMF Group, Inc. [STEP]
      9.822%, 03/15/06.................    3,462     1,159,770
    Florida Panthers Holdings, Inc.
      9.875%, 04/15/09.................    3,925     3,826,875
    Premier Parks, Inc.
      9.25%, 04/01/06..................    2,275     2,246,563
      9.75%, 06/15/07..................    2,600     2,616,250
      9.724%, 04/01/08 [STEP]..........    6,250     4,343,750
    Regal Cinemas, Inc.
      9.50%, 06/01/08..................    6,075     4,738,500
    True Temper Sports, Inc.
      10.875%, 12/01/08................    1,875     1,800,000
                                                  ------------
                                                    20,731,708
                                                  ------------
ENVIRONMENTAL SERVICES -- 2.5%
    Allied Waste North America Co. 144A
      10.00%, 08/01/09.................   17,450    15,617,750
                                                  ------------
EQUIPMENT SERVICES -- 0.2%
    Coinmach Corp. Cl-D
      11.75%, 11/15/05.................    1,000     1,035,000
                                                  ------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
FARMING & AGRICULTURE -- 0.3%
    Dimon, Inc.
      8.875%, 06/01/06.................  $ 1,350  $  1,181,250
    Royster-Clark, Inc. 144A
      10.25%, 04/01/09.................      600       549,000
                                                  ------------
                                                     1,730,250
                                                  ------------
FINANCIAL-BANK & TRUST -- 1.0%
    GS Escrow Corp.
      7.125%, 08/01/05.................    4,750     4,311,528
    RBF Finance Co.
      11.00%, 03/15/06.................      500       538,750
      11.375%, 03/15/09................    1,050     1,134,000
                                                  ------------
                                                     5,984,278
                                                  ------------
FINANCIAL SERVICES -- 0.3%
    Unifrax Investment Corp.
      10.50%, 11/01/03.................    1,350     1,363,500
    Unilab Finance Corp. 144A
      12.75%, 10/01/09.................      750       783,750
                                                  ------------
                                                     2,147,250
                                                  ------------
FOOD -- 2.1%
    Agrilink Foods, Inc.
      11.875%, 11/01/08................    3,500     3,534,999
    Ameriserv Food Distributor, Inc.
      8.875%, 10/15/06.................    1,425       833,625
      10.125%, 07/15/07................    4,950     1,707,750
    Dominos, Inc. Cl-B
      10.375%, 01/15/09................    2,325     2,249,438
    Eagle Family Foods, Inc. Cl-B
      8.75%, 01/15/08..................    2,200     1,683,000
    International Home Foods, Inc.
      10.375%, 11/01/06................    2,600     2,710,500
    Jitney-Jungle Stores, Inc.
      10.375%, 09/15/07++..............    2,725        34,063
    Nebco Evans Holding Co. [STEP]
      11.645%, 07/15/07................    1,250       143,750
                                                  ------------
                                                    12,897,125
                                                  ------------
FURNITURE -- 0.2%
    Sealy Mattress Co. Cl-B
      9.875%, 12/15/07.................      775       771,125
      10.875%, 12/15/07 [STEP].........    1,000       705,000
                                                  ------------
                                                     1,476,125
                                                  ------------
HEALTHCARE SERVICES -- 2.6%
    Columbia HCA Healthcare, Inc.
      6.91%, 06/15/05..................    2,950     2,685,326
    Everest Healthcare Services, Inc.
      9.75%, 05/01/08..................    1,575     1,472,625
    Genesis Health Ventures, Inc.
      9.25%, 10/01/06..................    1,000       415,000
      9.875%, 01/15/09.................    1,450       587,250

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Hudson Respiratory Care, Inc.
      9.125%, 04/15/08.................  $   850  $    684,250
    Tenet Healthcare Corp.
      8.00%, 01/15/05..................    2,200     2,128,500
      8.625%, 01/15/07.................    3,500     3,386,250
      8.125%, 12/01/08.................    5,000     4,762,500
                                                  ------------
                                                    16,121,701
                                                  ------------
INDUSTRIAL PRODUCTS -- 1.0%
    Continental Global Group, Inc. Cl-B
      11.00%, 04/01/07.................    2,100     1,102,500
    Hexcel Corp.
      9.75%, 01/15/09..................      750       641,250
    ISG Resources, Inc.
      10.00%, 04/15/08.................    1,800     1,539,000
    United Industries Corp. Series B
      9.875%, 04/01/09.................    1,700     1,564,000
    URS Corp. Series B 144A
      12.25%, 05/01/09.................    1,525     1,605,063
                                                  ------------
                                                     6,451,813
                                                  ------------
MACHINERY & EQUIPMENT -- 2.8%
    Blount, Inc. 144A
      13.00%, 08/01/09.................      950     1,007,000
    Clark Materials Handling Corp. Cl-D
      10.75%, 11/15/06.................    2,625       826,875
    Columbus McKinnon Corp.
      8.50%, 04/01/08..................    1,000       865,000
    Johnstown America Industries, Inc.
      Cl-C
      11.75%, 08/15/05.................      700       715,750
    National Equipment Services, Inc.
      Cl-B
      10.00%, 11/30/04.................    1,275     1,284,563
    National Equipment Services, Inc.
      Cl-D
      10.00%, 11/30/04.................    2,250     2,266,875
    Nationsrent, Inc.
      10.375%, 12/15/08................    3,100     3,045,750
    United Rentals, Inc.
      9.25%, 01/15/09..................    3,600     3,465,000
    United Rentals, Inc. Cl-B
      9.00%, 04/01/09..................    2,750     2,598,750
    Woods Equipment Co.
      12.00%, 07/15/09.................    1,275     1,192,125
                                                  ------------
                                                    17,267,688
                                                  ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.4%
    CONMED Corp.
      9.00%, 03/15/08..................    2,800     2,632,000
    Dade International, Inc. Cl-B
      11.125%, 05/01/06................    2,575     2,536,375
    Fisher Scientific International,
      Inc.
      9.00%, 02/01/08..................    2,975     2,863,438
      9.00%, 02/01/08..................    3,300     3,176,250
    Hanger Orthopedic Group
      11.25%, 06/15/09.................    1,350     1,393,875
    Kinetic Concepts, Inc. Cl-B
      9.625%, 11/01/07.................    3,350     2,495,750
                                                  ------------
                                                    15,097,688
                                                  ------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
METALS & MINING -- 2.3%
    AEI Resources, Inc. 144A
      10.50%, 12/15/05.................  $ 2,800  $  2,114,000
      11.50%, 12/15/06.................    3,375     2,210,625
    Euramax International PLC
      11.25%, 10/01/06.................    2,075     2,137,250
    Murrin Murrin Holdings PTY
      9.375%, 08/31/07.................      650       591,500
    National Steel Corp. Cl-D
      9.875%, 03/01/09.................    1,450     1,497,125
    Neenah Corp.
      11.125%, 05/01/07................    1,300     1,209,000
    Neenah Corp. Cl-B
      11.125%, 05/01/07................    1,725     1,604,250
    Republic Technologies, Inc. 144A
      13.75%, 07/15/09.................    1,700     1,130,500
    Ryerson Tull, Inc.
      8.50%, 07/15/01..................    1,000     1,002,020
      9.125%, 07/15/06.................      900       896,706
                                                  ------------
                                                    14,392,976
                                                  ------------
OFFICE EQUIPMENT -- 0.6%
    Buhrmann U.S., Inc. 144A
      12.25%, 11/01/09.................    2,425     2,534,125
    United Stationers Supply Co.
      12.75%, 05/01/05.................    1,169     1,265,443
                                                  ------------
                                                     3,799,568
                                                  ------------
OIL & GAS -- 2.0%
    Continental Resources, Inc.
      10.25%, 08/01/08.................    3,075     2,721,375
    DI Industries, Inc.
      8.875%, 07/01/07.................      975       901,875
    Houston Exploration Co. Cl-B
      8.625%, 01/01/08.................      625       600,000
    Pogo Producing Co. Cl-B
      10.375%, 02/15/09................    2,100     2,173,500
    R&B Falcon Corp.
      12.25%, 03/15/06.................    3,050     3,385,500
    R&B Falcon Corp. Cl-B
      6.75%, 04/15/05..................    1,600     1,432,000
    Universal Compression Holdings
      [STEP]
      11.375%, 02/15/09................      350       199,500
    Universal Compression, Inc. [STEP]
      9.739%, 02/15/08.................    1,900     1,180,375
                                                  ------------
                                                    12,594,125
                                                  ------------
PAPER & FOREST PRODUCTS -- 0.2%
    Warren, (S.D.) Co.
      12.00%, 12/15/04.................    1,300     1,366,625
                                                  ------------
PRINTING & PUBLISHING -- 0.5%
    Garden State Newspapers, Inc. Cl-B
      8.75%, 10/01/09..................    2,575     2,433,375
    K-III Communications Corp.
      8.50%, 02/01/06..................    1,000       980,000
                                                  ------------
                                                     3,413,375
                                                  ------------

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
RAILROADS -- 0.2%
    Railworks Corp.
      11.50%, 04/15/09.................  $ 1,200  $  1,221,000
                                                  ------------
REAL ESTATE -- 1.3%
    HMH Properties, Inc. Cl-A
      7.875%, 08/01/05.................      400       379,000
    HMH Properties, Inc. Cl-B
      7.875%, 08/01/08.................    6,000     5,430,000
    HMH Properties, Inc. Cl-C
      8.45%, 12/01/08..................    2,500     2,337,500
                                                  ------------
                                                     8,146,500
                                                  ------------
RESTAURANTS -- 0.4%
    Advantica Restaurant Group, Inc.
      11.25%, 01/15/08.................    1,750     1,330,000
    Carrols Corp.
      9.50%, 12/01/08..................    1,500     1,372,500
                                                  ------------
                                                     2,702,500
                                                  ------------
RETAIL & MERCHANDISING -- 0.3%
    Community Distributors, Inc. Cl-B
      10.25%, 10/15/04.................    1,000       855,000
    Leslie's Poolmart, Inc.
      10.375%, 07/15/04................      950       812,250
                                                  ------------
                                                     1,667,250
                                                  ------------
SEMICONDUCTORS -- 0.5%
    Fairchild Semiconductor Corp.
      10.375%, 10/01/07 144A...........    1,000     1,025,000
      10.75%, 04/15/09.................    2,100     1,795,500
                                                  ------------
                                                     2,820,500
                                                  ------------
TELECOMMUNICATIONS -- 23.4%
    American Cellular Corp.
      10.50%, 05/15/08.................    3,150     3,488,625
    Arch Communications, Inc.
      12.75%, 07/01/07.................    1,400     1,113,000
    Call-Net Enterprises, Inc. [STEP]
      8.522%, 08/15/07.................    4,100     2,285,750
      9.573%, 08/15/08.................    3,800     1,890,500
      10.826%, 05/15/09................    4,800     2,328,000
    Centennial Cellular Corp.
      10.75%, 12/15/08.................    2,250     2,424,375
    Crown Castle International Corp.
      [STEP]
      10.524%, 05/15/11................    7,875     4,961,250
      11.07%, 08/01/11.................    1,500       945,000
    Dolphin Telecom PLC [STEP]
      14.00%, 05/15/09.................    3,200     1,488,000
    Global Crossing Holdings Ltd. 144A
      9.50%, 11/15/09..................    8,900     8,844,374
    Hermes Europe Railtel BV, Inc.
      11.50%, 08/15/07.................    4,575     4,723,688
      10.375%, 01/15/09................    1,825     1,811,313
    ICG Holdings, Inc. [STEP]
      11.681%, 05/01/06................    1,000       775,830
    Lenfest Communications, Inc. 144A
      8.25%, 02/15/08..................    2,275     2,286,375

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Level 3 Communications, Inc.
      9.125%, 05/01/08.................  $ 4,800  $  4,566,000
      11.004%, 12/01/08 [STEP].........    9,575     5,864,687
    McLeodUSA, Inc.
      9.732%, 03/01/07 [STEP]..........    6,175     5,094,375
      9.25%, 07/15/07..................    1,300     1,306,500
      8.375%, 03/15/08.................    1,250     1,181,250
    Metromedia Fiber Network
      10.00%, 12/15/09.................    2,725     2,793,125
    Millicom International Cellular,
      Inc. [STEP]
      11.76%, 06/01/06.................    5,375     4,461,250
    Nextel Communications, Inc.
      10.441%, 09/15/07 [STEP].........    1,975     1,501,000
      10.213%, 02/15/08 [STEP].........    6,500     4,647,500
      9.375%, 11/15/09 144A............    7,275     7,184,062
    Nextel International, Inc. [STEP]
      12.125%, 04/15/08................    1,750     1,040,568
    Nextel Partners, Inc.
      6.885%, 02/01/09 [STEP]..........    1,900     1,282,500
    NTL, Inc. Cl-B [STEP]
      9.316%, 04/01/08.................    7,825     5,516,624
      10.822%, 10/01/08................      550       389,125
    Paging Network, Inc.
      10.00%, 10/15/08.................    2,525       795,375
    Pathnet, Inc.
      12.25%, 04/15/08.................      625       390,625
    Pegasus Media & Communications,
      Inc.
      12.50%, 07/01/05.................      975     1,057,875
    PSINet, Inc.
      11.50%, 11/01/08.................    2,000     2,100,000
      11.00%, 08/01/09.................    3,000     3,090,000
    PSINet, Inc. Cl-B
      10.00%, 02/15/05.................    2,500     2,487,500
    Qwest Communications International,
      Inc.
      8.54%, 10/15/07 [STEP]...........    3,875     3,138,750
    Qwest Communications International,
      Inc. Cl-B
      8.29%, 02/01/08 [STEP]...........    2,250     1,732,500
    RCN Corp. [STEP]
      11.939%, 10/15/07................      950       679,250
      12.606%, 07/01/08................    1,100       723,250
    RCN Corp. Cl-B [STEP]
      12.361%, 02/15/08................    1,700     1,117,750
    Rogers Cantel, Inc.
      8.80%, 10/01/07..................    4,000     4,060,000
    Telecommunications Techniques Co.
      9.75%, 05/15/08..................    5,825     5,329,875
    Telesystem International Wireless,
      Inc. Cl-B [STEP]
      12.565%, 06/30/07................    5,325     3,434,625
      10.50%, 11/01/07.................      800       444,000
    Teligent, Inc.
      11.50%, 12/01/07.................    3,475     3,422,875
    Teligent, Inc. Cl-B [STEP]
      16.11%, 03/01/08.................    3,000     1,815,000

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)      VALUE
                                          -----      -----
    Triton PCS, Inc. [STEP]
      11.291%, 05/01/08................  $ 4,850  $  3,467,750
    U.S. Unwired, Inc. [STEP] 144A
      13.309%, 11/01/09................    2,400     1,404,000
    US Xchange LLC
      15.00%, 07/01/08.................    1,625     1,564,063
    USA Mobile Communications Holdings,
      Inc.
      9.50%, 02/01/04..................      650       529,750
    Viatel, Inc.
      11.25%, 04/15/08.................    2,525     2,550,250
      12.374%, 04/15/08 [STEP].........    2,250     1,428,750
      11.50%, 03/15/09.................    1,250     1,275,000
    Voicestream Wireless Holdings 144A
      10.375%, 11/15/09................    1,050     1,086,750
      11.746%, 11/15/09 [STEP].........    6,250     3,796,875
    Williams Communications Group, Inc.
      10.875%, 10/01/09................    2,500     2,631,250
    Winstar Communications, Inc. [STEP]
      7.502%, 03/15/08.................    3,325     3,408,125
                                                  ------------
                                                   145,156,459
                                                  ------------
TRANSPORTATION -- 2.3%
    Allied Holdings, Inc. Cl-B
      8.625%, 10/01/07.................      400       356,000
    Ameritruck Distribution Corp. Cl-B
      12.25%, 11/15/05++...............    1,950       107,250
    Avis Rent A Car, Inc.
      11.00%, 05/01/09.................    1,450     1,529,750
    Gearbulk Holding Ltd.
      11.25%, 12/01/04.................    1,950     2,013,375
    Holt Group
      9.75%, 01/15/06..................    1,350       884,250
    Johnstown America Industries, Inc.
      11.75%, 08/15/05.................    1,200     1,227,000
    Motor Coach Industries, Inc.
      11.25%, 05/01/09.................    2,100     2,163,000
    Stena AB
      10.50%, 12/15/05.................    3,275     3,013,000
      8.75%, 06/15/07..................    2,775     2,289,375
    Stena Line AB
      10.625%, 06/01/08................    1,250       756,250
                                                  ------------
                                                    14,339,250
                                                  ------------
UTILITIES -- 0.3%
    CMS Energy Corp.
      7.50%, 01/15/09..................    1,100     1,017,995
    International Utility Structures,
      Inc.
      10.75%, 02/01/08.................      925       763,125
                                                  ------------
                                                     1,781,120
                                                  ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $613,832,047)..................            555,994,535
                                                  ------------

                                         SHARES      VALUE
                                         ------      -----
COMMON STOCK -- 0.1%
BROADCASTING -- 0.0%
    Australis Holdings Warrants
      144A*............................    1,000  $         10
                                                  ------------
CHEMICALS -- 0.0%
    Sterling Chemicals Holdings
      Warrants*........................    1,075        17,200
                                                  ------------
COMPUTER SERVICES & SOFTWARE -- 0.0%
    Diva Systems Corp. Warrants*.......    4,875        39,000
                                                  ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.0%
    Electronic Retailing Systems, Inc.
      Warrants 144A*...................      875           875
                                                  ------------
METALS & MINING -- 0.0%
    Bar Technologies, Inc. Warrants
      144A*............................      300         6,000
    Royal Oak Mines, Inc.*.............   66,164             0
                                                  ------------
                                                         6,000
                                                  ------------
OIL & GAS -- 0.0%
    R&B Falcon Warrants 144A*..........      750       210,375
                                                  ------------
PRINTING & PUBLISHING -- 0.0%
    Affiliated Newspaper Investments,
      Inc.*............................    1,000       160,000
                                                  ------------
TELECOMMUNICATIONS -- 0.1%
    MetroNet Communications Corp.
      Warrants 144A*...................    1,525       137,250
    Pathnet, Inc. Warrants 144A*.......      625         6,328
    Sullivan Broadcasting Holdings*....    2,400             0
    UIH Australia Warrants*............    3,100        93,000
    Wireless One, Inc. Warrants*.......    1,500            15
                                                  ------------
                                                       236,593
                                                  ------------
TOTAL COMMON STOCK
  (Cost $23,288).......................                670,053
                                                  ------------
PREFERRED STOCK -- 3.7%
BROADCASTING -- 0.9%
    Benedek Communications Corp.
      11.50% [PIK].....................    1,600     1,288,000
    Capstar Broadcasting Corp.
      12.00% [PIK].....................    8,241       966,257
    Cumulus Media, Inc. Cl-A
      13.75%...........................    1,061     1,193,922
    Sinclair Capital Cl-A
      $11.625..........................   18,500     1,887,000
                                                  ------------
                                                     5,335,179
                                                  ------------
CONTAINERS & PACKAGING -- 0.1%
    Packaging Corp. of America, Inc.
      12.375% [PIK]....................    5,555       611,050
                                                  ------------
FINANCIAL SERVICES -- 0.1%
    California Federal Capital Corp.
      Cl-A
      9.125% [PIK].....................   30,000       660,000
                                                  ------------
FOOD -- 0.0%
    Nebco Evans Holding Co.
      11.25% [PIK].....................    8,483        46,657
                                                  ------------

AST FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES      VALUE
                                         ------      -----
HEALTHCARE SERVICES -- 0.1%
    River Holding Corp. Cl-B
      11.50% [PIK].....................    5,926  $    371,406
                                                  ------------
INDUSTRIAL PRODUCTS -- 0.0%
    International Utility Structures,
      Inc.
      13.00% [PIK] 144A................      125       106,875
    International Utility Structures,
      Inc.
      13.00% [PIK] 144A................       25         2,081
                                                  ------------
                                                       108,956
                                                  ------------
MACHINERY & EQUIPMENT -- 0.1%
    Fairfield Manufacturing Co., Inc.
      11.25%...........................      650       646,750
                                                  ------------
OIL & GAS -- 0.2%
    R&B Falcon Corp.
      13.875% [PIK]....................    1,431     1,512,886
                                                  ------------
PRINTING & PUBLISHING -- 1.2%
    Primedia, Inc. Cl-D
      10.00%...........................   23,750     2,345,313
    Primedia, Inc. Cl-F
      9.20%............................   15,000     1,406,250
    Primedia, Inc. Cl-H
      8.625%...........................   43,100     3,771,249
                                                  ------------
                                                     7,522,812
                                                  ------------
TELECOMMUNICATIONS -- 1.0%
    AMFM Operating, Inc.
      12.625% [PIK]....................  967,500     1,163,419
    Nextel Communications, Inc.
      13.00% [PIK].....................    1,127     1,222,795
    Nextel Communications, Inc. Cl-E
      11.125% [PIK]....................      906       920,723
    Pegasus Communications Corp. Cl-A
      12.75% [PIK].....................    2,593     2,865,015
                                                  ------------
                                                     6,171,952
                                                  ------------
TOTAL PREFERRED STOCK
  (Cost $23,183,788)...................             22,987,648
                                                  ------------
                                           PAR
                                          (000)      VALUE
                                         -------  ------------
REPURCHASE AGREEMENTS -- 5.2%
    Greenwich Capital Markets, Inc.
      3.00% dated 12/31/99, maturing
      01/03/00, repurchase price
      $32,726,180 (Collateralized by
      U.S. Treasury Bonds, par value
      $22,907,000, market value
      $33,484,053, due 02/15/15)
      (Cost $32,718,000)...............  $32,718  $ 32,718,000
                                                  ------------
                                         SHARES
                                         -------
SHORT-TERM INVESTMENTS -- 0.0%
    Temporary Investment Cash Fund.....   17,733        17,733
    Temporary Investment Fund..........   17,733        17,733
                                                  ------------
      (Cost $35,466)...................                 35,466
                                                  ------------
TOTAL INVESTMENTS -- 98.2%
  (Cost $669,792,589)..................            612,405,702
OTHER ASSETS LESS
  LIABILITIES -- 1.8%..................             11,381,952
                                                  ------------
NET ASSETS -- 100.0%...................           $623,787,654
                                                  ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

++ Illiquid security. At the end of the year, these securities amounted to less than 0.1% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 12.5% of net assets.

See Notes to Financial Statements.


AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES         VALUE
                                          ------         -----
COMMON STOCK -- 48.3%
ADVERTISING -- 0.1%
    Omnicom Group, Inc. .............         3,800   $    380,000
                                                      ------------
AEROSPACE -- 0.5%
    Boeing Co. ......................        11,768        489,108
    General Dynamics Corp. ..........         2,500        131,875
    Honeywell International, Inc. ...        12,412        716,016
    Litton Industries, Inc. .........         1,700         84,788
    Lockheed Martin Corp. ...........         5,600        122,500
    Northrop Grumman Corp. ..........         2,300        124,344
    Primex Technologies, Inc. .......           840         17,430
    Raytheon Co. Cl-A................           535         13,275
    Raytheon Co. Cl-B................         4,000        106,250
    United Technologies Corp. .......         8,427        547,755
                                                      ------------
                                                         2,353,341
                                                      ------------
AIRLINES -- 0.1%
    Alaska Air Group, Inc.*..........         2,700         94,838
    AMR Corp.*.......................         2,400        160,800
    Delta Air Lines, Inc. ...........         2,000         99,625
    Southwest Airlines Co. ..........        13,125        212,460
                                                      ------------
                                                           567,723
                                                      ------------
AUTOMOBILE MANUFACTURERS -- 0.5%
    Ford Motor Co. ..................        16,700        892,406
    General Motors Corp. ............         9,000        654,188
    Honda Motor Co. Ltd. [ADR].......         7,100        543,150
                                                      ------------
                                                         2,089,744
                                                      ------------
AUTOMOTIVE PARTS -- 0.2%
    Arvin Industries, Inc. ..........         1,800         51,075
    Dana Corp. ......................         2,880         86,220
    Delphi Automotive Systems
      Corp. .........................         6,919        108,974
    Eaton Corp. .....................         1,600        116,200
    Federal-Mogul Corp. .............         2,600         52,325
    Genuine Parts Co. ...............         5,750        142,672
    Goodyear Tire & Rubber Co. ......         2,400         67,650
    Lear Corp.*......................         3,700        118,400
    Mark IV Industries, Inc. ........         4,300         76,056
    Superior Industries
      International, Inc. ...........         2,500         67,031
    TRW, Inc. .......................         3,400        176,588
                                                      ------------
                                                         1,063,191
                                                      ------------
BEVERAGES -- 0.8%
    Anheuser-Busch Companies,
      Inc. ..........................         7,500        531,563
    Cadbury Schweppes PLC [ADR]......        15,346        371,181
    Coca-Cola Co. ...................        31,800      1,852,350
    Coca-Cola Enterprises, Inc. .....         7,600        152,950
    Compania Cervecerias Unidas SA
      [ADR]..........................         1,200         38,475
    PepsiCo, Inc. ...................        18,600        655,650
    Whitman Corp. ...................         4,900         65,844
                                                      ------------
                                                         3,668,013
                                                      ------------
BROADCASTING -- 0.3%
    CBS Corp.*.......................         9,000        575,437
    Chris-Craft Industries, Inc.*....         1,420        102,418

                                          SHARES         VALUE
                                          ------         -----
    Clear Channel Communications,
      Inc.*..........................         4,400   $    392,700
    Hispanic Broadcasting Corp.*.....         1,900        175,216
                                                      ------------
                                                         1,245,771
                                                      ------------
BUILDING MATERIALS -- 0.2%
    Armstrong World Industries,
      Inc. ..........................           800         26,700
    Clayton Homes, Inc. .............         6,450         59,259
    Fastenal Co. ....................         2,100         94,369
    Martin Marietta Materials
      Corp. .........................         2,800        114,800
    Masco Corp. .....................         7,200        182,700
    Modine Manufacturing Co. ........         1,100         27,500
    USG Corp. .......................         1,800         84,825
    Vulcan Materials Co. ............         3,900        155,756
    York International Corp. ........         2,000         54,875
                                                      ------------
                                                           800,784
                                                      ------------
BUSINESS SERVICES -- 0.3%
    Avery Dennison Corp. ............         2,500        182,188
    Comdisco, Inc. ..................         5,700        212,324
    Convergys Corp.*.................         4,300        132,225
    Equifax, Inc. ...................         3,700         87,181
    First Data Corp. ................         7,200        355,049
    Manpower, Inc. ..................         3,800        142,975
    Navigant International, Inc.*....           215          2,520
    Nova Corp.*......................         3,100         97,844
    Olsten Corp. ....................         2,000         22,625
    Parametric Technology Corp.*.....         5,000        135,313
    Quintiles Transnational Corp.*...         4,300         80,356
    Robert Half International,
      Inc.*..........................         3,850        109,966
                                                      ------------
                                                         1,560,566
                                                      ------------
CAPITAL GOODS -- 0.0%
    Harsco Corp. ....................         2,600         82,550
                                                      ------------
CHEMICALS -- 0.8%
    AKZO Nobel NV [ADR]..............         2,000         99,500
    Arch Chemicals, Inc. ............         1,050         21,984
    Cabot Corp. .....................         4,100         83,538
    CK Witco Corp. ..................         9,451        126,407
    Dexter Corp. ....................         1,500         59,625
    Dow Chemical Co. ................         3,600        481,049
    DuPont, (E.I.) de Nemours &
      Co. ...........................        15,059        992,011
    FMC Corp.*.......................         1,600         91,700
    Grace, (W.R.) & Co.*.............         2,000         27,750
    Great Lakes Chemical Corp. ......         2,500         95,469
    Hanna, (M.A.) Co. ...............         3,400         37,188
    IMC Global, Inc. ................         6,000         98,250
    Imperial Chemical Industries
      PLC............................         5,800        246,863
    Lubrizol Corp. ..................         3,100         95,713
    Monsanto Co. ....................         9,000        320,624
    Olin Corp. ......................         3,600         71,325
    Omnova Solutions, Inc. ..........         2,800         21,700
    PPG Industries, Inc. ............         3,600        225,225
    Rohm & Haas Co. .................         6,459        262,800
    Schulman, (A.), Inc. ............         3,000         48,938
    Solutia, Inc. ...................         5,560         85,833
                                                      ------------
                                                         3,593,492
                                                      ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES         VALUE
                                          ------         -----
CLOTHING & APPAREL -- 0.2%
    Abercrombie & Fitch Co. Cl-A*....         3,600   $     96,075
    AnnTaylor Stores Corp.*..........         1,600         55,100
    Cintas Corp. ....................         3,600        191,250
    Jones Apparel Group, Inc.*.......         5,200        141,050
    Nike, Inc. Cl-B..................         5,500        272,594
    Payless ShoeSource, Inc.*........         1,572         73,884
    Ross Stores, Inc. ...............         5,200         93,275
    Springs Industries, Inc. Cl-A....         2,100         83,869
    Unifi, Inc.*.....................         4,800         59,100
                                                      ------------
                                                         1,066,197
                                                      ------------
COMPUTER HARDWARE -- 2.0%
    Compaq Computer Corp. ...........        23,368        632,397
    Dell Computer Corp.*.............        41,600      2,121,600
    EMC Corp.*.......................        15,000      1,638,750
    Hewlett-Packard Co. .............        14,100      1,606,519
    International Business Machines
      Corp. .........................        24,200      2,613,599
    Quantum Corp. - DLT & Storage
      Systems*.......................         6,500         98,313
    Quantum Corp. - Hard Disk
      Drive*.........................         2,650         18,384
    Seagate Technology, Inc.*........         4,500        209,531
    Storage Technology Corp.*........         3,700         68,219
                                                      ------------
                                                         9,007,312
                                                      ------------
COMPUTER SERVICES & SOFTWARE -- 6.3%
    Adobe Systems, Inc. .............         1,200         80,700
    America Online, Inc.*............        38,000      2,866,624
    Automatic Data Processing,
      Inc. ..........................         8,000        431,000
    Aztec Technology Partners,
      Inc.*..........................           430          2,002
    BMC Software, Inc.*..............         6,200        495,613
    Cadence Design Systems, Inc.*....         9,500        228,000
    Ceridian Corp.*..................         5,200        112,125
    Cisco Systems, Inc.*.............        45,450      4,868,830
    Citrix Systems, Inc.*............         3,100        381,300
    CompUSA, Inc.*...................         3,500         17,938
    Computer Associates
      International, Inc. ...........         7,362        514,880
    Computer Sciences Corp.*.........         2,000        189,250
    Compuware Corp.*.................        11,400        424,650
    Comverse Technology, Inc.*.......         2,400        347,400
    DST Systems, Inc.*...............           900         68,681
    Electronic Arts, Inc.*...........         2,800        235,200
    Electronic Data Systems Corp. ...         8,000        535,500
    Fiserv, Inc.*....................         4,525        173,364
    Informix Corp.*..................         7,300         83,038
    Intuit, Inc.*....................         7,800        467,513
    Legato Systems, Inc.*............         3,100        213,319
    Microsoft Corp.*.................        66,400      7,752,199
    NCR Corp.*.......................         2,400         90,900
    Networks Associates, Inc.*.......         6,350        169,466
    Novell, Inc.*....................         9,500        378,219
    Oracle Corp.*....................        21,625      2,423,351
    Paychex, Inc. ...................         8,100        324,000
    Policy Management Systems
      Corp.*.........................         1,700         43,456

                                          SHARES         VALUE
                                          ------         -----
    Siebel Systems, Inc.*............         7,800        655,200
    Sterling Commerce, Inc.*.........         3,400        115,813
    Structural Dynamics Research
      Corp.*.........................         2,500   $     31,875
    Sun Microsystems, Inc.*..........        22,200      1,719,113
    Sungard Data Systems, Inc.*......         3,200         76,000
    Symantec Corp.*..................         3,500        205,188
    Synopsys, Inc.*..................         2,300        153,525
    Tech Data Corp.*.................         1,900         51,538
    VERITAS Software Corp.*..........         9,600      1,374,000
                                                      ------------
                                                        28,300,770
                                                      ------------
CONGLOMERATES -- 0.7%
    Berkshire Hathaway, Inc. Cl-B*...           136        248,880
    Corning, Inc. ...................         5,200        670,475
    Hanson PLC [ADR].................           337         13,627
    Minnesota Mining & Manufacturing
      Co. ...........................         5,700        557,888
    Ogden Corp. .....................         2,500         29,844
    Philip Morris Companies, Inc. ...        29,300        679,394
    Textron, Inc. ...................         1,500        115,031
    Tomkins PLC [ADR]................         1,538         22,589
    Tyco International Ltd. .........        20,800        808,600
    Viad Corp. ......................         4,500        125,438
                                                      ------------
                                                         3,271,766
                                                      ------------
CONSTRUCTION -- 0.0%
    Granite Construction, Inc. ......         2,650         48,859
    Jacobs Engineering Group,
      Inc.*..........................         2,400         78,000
                                                      ------------
                                                           126,859
                                                      ------------
CONSUMER PRODUCTS & SERVICES -- 1.0%
    ACNielson Corp.*.................         3,100         76,338
    Church and Dwight Co., Inc. .....         2,000         53,375
    Clorox Co. ......................         3,256        164,021
    Colgate-Palmolive Co. ...........         8,000        520,000
    Cross, (A.T.) Co. Cl-A...........         1,400          6,300
    Dial Corp. ......................         3,600         87,525
    Eastman Kodak Co. ...............         4,200        278,250
    Fortune Brands, Inc. ............         4,100        135,556
    Gallaher Group PLC [ADR].........         2,400         36,900
    Gillette Co. ....................        14,600        601,338
    Imperial Tobacco Group PLC
      [ADR]..........................           675         10,673
    International Flavors &
      Fragrances, Inc. ..............         2,000         75,500
    Keane, Inc.*.....................         2,600         82,550
    Lancaster Colony Corp. ..........         1,550         51,344
    National Presto Industries,
      Inc. ..........................           800         28,400
    Pittston Brink's Group...........         1,300         28,600
    Procter & Gamble Co. ............        18,100      1,983,080
    RJ Reynolds Tobacco Holdings.....         4,200         74,025
    Shaw Industries, Inc. ...........         5,100         78,731
    Sotheby's Holdings, Inc. Cl-A....         3,400        102,000
    Stewart Enterprises, Inc. .......         8,900         42,275
    Universal Corp. .................         1,800         41,063
    WestPoint Stevens, Inc. .........         2,300         40,250
                                                      ------------
                                                         4,598,094
                                                      ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES         VALUE
                                          ------         -----
CONTAINERS & PACKAGING -- 0.1%
    Bemis Co., Inc. .................         2,700   $     94,163
    Owens Illinois, Inc.*............         3,700         92,731
    Sealed Air Corp.*................         2,400        124,349
    Sonoco Products Co. .............         3,910         88,953
                                                      ------------
                                                           400,196
                                                      ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.3%
    Altera Corp.*....................        12,000        594,750
    American Power Conversion
      Corp.*.........................         8,800        232,100
    Analog Devices, Inc.*............         9,633        895,868
    Arrow Electronics, Inc.*.........         5,600        142,100
    Diebold, Inc. ...................         2,700         63,450
    Emerson Electric Co. ............         6,000        344,250
    General Electric Co. ............        44,200      6,839,949
    Hitachi Ltd. [ADR]...............         3,400        550,375
    Hubbell, Inc. Cl-B...............         2,500         68,125
    Koninklijke (Royal) Philips
      Electronics NV NY Reg. ........         5,888        794,880
    Linear Technology Corp. .........         6,000        429,375
    Molex, Inc. .....................         6,475        367,052
    PerkinElmer, Inc. ...............         3,000        125,063
    Rockwell International Corp. ....         3,000        143,625
    Sanmina Corp.*...................         2,200        219,725
    SCI Systems, Inc.*...............         2,200        180,813
    Solectron Corp.*.................         6,100        580,263
    Symbol Technologies, Inc. .......         2,962        188,272
    Tandy Corp. .....................         4,800        236,100
    Teleflex, Inc. ..................         1,800         56,363
    Teradyne, Inc.*..................         6,200        409,200
    Texas Instruments, Inc. .........        11,000      1,065,624
    Varian Medical Systems, Inc. ....         1,900         56,644
    Varian Semiconductor Equipment
      Associates, Inc.* .............         1,900         64,600
    Varian, Inc.*....................         1,900         42,750
                                                      ------------
                                                        14,691,316
                                                      ------------
ENTERTAINMENT & LEISURE -- 0.9%
    Brunswick Corp. .................         2,000         44,500
    Callaway Golf Co. ...............         2,200         38,913
    Carnival Corp. ..................         7,700        368,156
    Disney, (Walt) Co. ..............        28,392        830,465
    Harley-Davidson, Inc. ...........         5,900        377,969
    International Game Technology....         5,900        119,844
    Mandalay Resort Group*...........         5,000        100,625
    Mattel, Inc. ....................         4,100         53,813
    Mirage Resorts, Inc.*............         3,800         58,188
    Premier Parks, Inc.*.............         3,000         86,625
    Readers Digest Association,
      Inc. ..........................         4,100        119,925
    Time Warner, Inc. ...............        15,200      1,101,049
    Viacom, Inc. Cl-B*...............        10,000        604,375
                                                      ------------
                                                         3,904,447
                                                      ------------

                                          SHARES         VALUE
                                          ------         -----
ENVIRONMENTAL SERVICES -- 0.1%
    Allied Waste Industries, Inc.*...         5,400         47,588
    Tetra Tech, Inc.*................         2,343         36,024
    Waste Management, Inc. ..........        12,959        222,732
                                                      ------------
                                                           306,344
                                                      ------------

FINANCIAL-BANK & TRUST -- 2.5%
    Astoria Financial Corp. .........         3,200   $     97,400
    Australia & New Zealand Banking
      Group Ltd. [ADR]...............         3,600        128,925
    Banco Bilbao Vizcaya [ADR].......        27,000        383,063
    Banco Frances SA [ADR]...........         5,060        119,859
    Bank of America Corp. ...........        22,360      1,122,192
    Bank of New York Co., Inc. ......         9,400        376,000
    Bank One Corp. ..................        15,634        501,264
    CCB Financial Corp. .............         2,000         87,125
    Charter One Financial, Inc. .....         6,237        119,283
    Chase Manhattan Corp. ...........        12,112        940,950
    City National Corp. .............         1,800         59,288
    Compass Bancshares, Inc. ........         4,500        100,406
    Dime Bancorp, Inc. ..............         5,100         77,138
    Fifth Third Bancorp..............         4,725        346,697
    First Security Corp. ............         8,287        211,577
    First Tennessee National
      Corp. .........................         5,400        153,900
    First Union Corp. ...............        12,608        413,699
    First Virginia Banks, Inc. ......         2,000         86,000
    Firstar Corp. ...................        17,693        373,765
    GreenPoint Financial Corp. ......         3,000         71,438
    Hibernia Corp. Cl-A..............         5,500         58,438
    Huntington Bancshares, Inc. .....         6,666        159,151
    KeyCorp. ........................         8,000        177,000
    Marshall & Ilsley Corp. .........         4,700        295,219
    MBNA Corp. ......................         9,500        258,875
    Mellon Financial Corp. ..........         8,800        299,750
    Mercantile Bankshares Corp. .....         3,300        105,394
    Morgan, (J.P.) & Co., Inc. ......         2,600        329,225
    National City Corp. .............         7,520        178,130
    North Fork Bancorporation,
      Inc. ..........................         4,400         77,000
    Northern Trust Corp. ............         5,000        265,000
    Old Kent Financial Corp. ........         4,935        174,576
    Pacific Century Financial
      Corp. .........................         3,900         72,881
    PNC Bank Corp. NA................         5,520        245,640
    Regions Financial Corp. .........         2,700         67,838
    Silicon Valley Bancshares*.......         1,400         69,300
    Southtrust Corp. ................         3,200        121,000
    State Street Boston Corp. .......         2,900        211,881
    Summit Bancorp...................         4,600        140,875
    SunTrust Banks, Inc. ............         3,648        251,028
    TCF Financial Corp. .............         4,700        116,913
    U.S. Bancorp.....................        11,659        277,630
    Union Planters Corp. ............         2,800        110,425
    Wells Fargo & Co. ...............        22,000        889,624
    Wilmington Trust Corp. ..........         1,900         91,675
    Zions Bancorp....................         2,700        159,806
                                                      ------------
                                                        10,974,243
                                                      ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES         VALUE
                                          ------         -----
FINANCIAL SERVICES -- 2.2%
    AMBAC Financial Group, Inc. .....         2,400   $    125,250
    American Express Co. ............         5,100        847,875
    Associates First Capital Corp.
      Cl-A...........................        12,228        335,506
    Bear Stearns Companies, Inc. ....         4,095        175,061
    Block, (H&R), Inc. ..............         3,000        131,250
    Capital One Financial Corp. .....         3,200        154,200
    Citigroup, Inc. .................        43,005      2,389,464
    Concord EFS, Inc.*...............         6,450        166,088
    Dun & Bradstreet Corp. ..........         3,600        106,200
    E*TRADE Group, Inc.*.............         9,000        235,125
    Echelon International Corp.*.....           846         19,458
    Edwards, (A.G.), Inc. ...........         3,350        107,409
    Fannie Mae.......................        14,000        874,125
    FINOVA Group, Inc. ..............         2,500         88,750
    Fleet Financial Group, Inc. .....        13,256        461,475
    Franklin Resources, Inc. ........         5,700        182,756
    Freddie Mac......................        10,600        498,863
    Golden West Financial Corp. .....         2,400         80,400
    Grupo Financiero Bancomer [ADR]
      144A...........................         1,400         11,375
    Household International, Inc. ...         5,900        219,775
    Merrill Lynch & Co., Inc. .......         3,900        325,650
    Morgan Stanley, Dean Witter &
      Co. ...........................         7,485      1,068,483
    Paine Webber Group, Inc. ........         5,800        225,113
    Providian Financial Corp. .......         1,500        136,594
    Schwab, (Charles) Corp. .........        13,950        535,331
    Waddell & Reed Financial, Inc.
      Cl-A...........................           261          7,080
    Waddell & Reed Financial, Inc.
      Cl-B...........................         1,116         28,040
    Washington Mutual, Inc. .........         5,750        149,500
                                                      ------------
                                                         9,686,196
                                                      ------------
FOOD -- 1.2%
    Albertson's, Inc. ...............         7,224        232,974
    Archer Daniels Midland Co. ......        11,887        144,873
    Bestfoods, Inc. .................         5,500        289,094
    Campbell Soup Co. ...............         7,800        301,763
    ConAgra, Inc. ...................         6,900        155,681
    Dean Foods Corp. ................         1,400         55,650
    Diageo PLC [ADR].................        11,047        353,503
    Dole Food Co. ...................         2,800         45,500
    Flowers Industries, Inc. ........         3,000         47,813
    General Mills, Inc. .............         5,000        178,750
    Heinz, (H.J.) Co. ...............         6,250        248,828
    Hershey Foods Corp. .............         3,100        147,250
    Hormel Foods Corp. ..............         3,000        121,875
    IBP, Inc. .......................         4,300         77,400
    Interstate Bakeries Corp. .......         3,000         54,375
    Kellogg Co. .....................         7,500        231,094
    Kroger Co.*......................        16,800        317,099
    Lance, Inc. .....................         3,200         32,000
    McCormick & Co., Inc. ...........         4,100        121,975
    Ralston Purina Group.............         9,000        250,875
    Safeway, Inc.*...................         6,060        215,509

                                          SHARES         VALUE
                                          ------         -----
    Sara Lee Corp. ..................        12,400        273,575
    Smucker, (J.M.) Co. .............         1,600   $     31,200
    Starbucks Corp.*.................         7,500        181,875
    The Earthgrains Co. .............           592          9,546
    Tyson Foods, Inc. ...............         7,300        118,625
    U.S. Foodservice, Inc.*..........         4,200         70,350
    Unilever NV NY Reg. .............        13,407        729,843
    Universal Foods Corp. ...........         3,700         75,388
    Wrigley, (Wm., Jr.) Co. .........         1,300        107,819
                                                      ------------
                                                         5,222,102
                                                      ------------
FURNITURE -- 0.0%
    Leggett & Platt, Inc. ...........         8,700        186,506
                                                      ------------
HEALTHCARE SERVICES -- 0.6%
    Amgen, Inc.*.....................        18,400      1,105,149
    Apria Healthcare Group, Inc.*....         7,500        134,531
    Columbia HCA Healthcare Corp. ...        11,096        325,251
    Foundation Health Systems*.......         6,400         63,600
    Health Management Associates,
      Inc. Cl-A*.....................        12,050        161,169
    Healthsouth Corp.*...............         6,200         33,325
    IMS Health, Inc. ................         7,000        190,313
    LifePoint Hospitals, Inc.*.......           583          6,887
    McKesson HBOC, Inc. .............         2,600         58,663
    Oxford Health Plans, Inc.*.......         1,300         16,494
    PacifiCare Health Systems,
      Inc.*..........................         1,800         95,400
    Quorum Health Group, Inc.*.......         3,600         33,525
    Total Renal Care Holdings,
      Inc.*..........................         2,700         18,056
    Triad Hospitals, Inc.*...........           583          8,690
    United HealthCare Corp. .........         4,700        249,688
                                                      ------------
                                                         2,500,741
                                                      ------------
HOTELS & MOTELS -- 0.0%
    Hilton Hotels Corp. .............         2,945         28,346
    Marriott International, Inc.
      Cl-A...........................         3,000         94,687
                                                      ------------
                                                           123,033
                                                      ------------
INDUSTRIAL PRODUCTS -- 0.0%
    Kaydon Corp. ....................         2,200         58,988
                                                      ------------
INSURANCE -- 1.3%
    Aetna, Inc. .....................         3,302        184,293
    AFLAC, Inc. .....................         8,900        419,968
    Allmerica Financial Corp. .......         2,300        127,938
    Allstate Corp. ..................        10,600        254,400
    American Financial Group,
      Inc. ..........................         3,200         84,400
    American General Corp. ..........         3,500        265,562
    American International Group,
      Inc. ..........................        20,020      2,164,662
    Chubb Corp. .....................         3,300        185,831
    CIGNA Corp. .....................         3,900        314,193
    Conseco, Inc. ...................         5,691        101,727
    HSB Group, Inc. .................         1,650         55,791
    Lincoln National Corp. ..........         3,400        136,000
    Loews Corp. .....................         3,000        182,063
    Marsh & McLennan Companies,
      Inc............................         3,500        334,905
    Old Republic International
      Corp. .........................         7,300         99,463
    Progressive Corp. ...............         1,400        102,375
    ReliaStar Financial Corp. .......         3,000        117,563

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES         VALUE
                                          ------         -----
    Selective Insurance Group,
      Inc. ..........................         4,500   $     77,344
    The Hartford Financial Services
      Group, Inc. ...................         3,000        142,125
    Torchmark Corp. .................         4,600        133,688
    Transatlantic Holdings, Inc. ....         1,050         81,966
    Unitrin, Inc. ...................         2,800        105,350
    UNUM Corp. ......................         7,777        249,350
                                                      ------------
                                                         5,920,957
                                                      ------------
LUMBER & WOOD PRODUCTS -- 0.0%
    Deltic Timber Corp. .............           342          7,481
    Rayonier, Inc. ..................         1,600         77,300
                                                      ------------
                                                            84,781
                                                      ------------
MACHINERY & EQUIPMENT -- 0.5%
    AGCO Corp. ......................         2,100         28,219
    Black & Decker Corp. ............         2,700        141,075
    Caterpillar, Inc. ...............         6,700        315,319
    Danaher Corp. ...................         4,500        217,125
    Deere & Co. .....................         4,000        173,500
    Federal Signal Corp. ............         3,600         57,825
    Flowserve Corp. .................         2,900         49,300
    Gencorp, Inc. ...................         2,800         27,650
    Illinois Tool Works, Inc. .......         5,339        360,715
    Ingersoll-Rand Co. ..............         2,000        110,125
    Kennametal, Inc. ................         1,200         40,350
    Nordson Corp. ...................         1,000         48,250
    Pall Corp. ......................         4,000         86,250
    Precision Castparts Corp. .......         1,400         36,750
    Sequa Corp. Cl-A*................         1,200         64,725
    Smith International, Inc.*.......         2,000         99,375
    Tecumseh Products Co. Cl-A.......         1,400         66,063
    Thermo Electron Corp.*...........         6,300         94,500
    Weatherford International,
      Inc.*..........................         2,320         92,655
                                                      ------------
                                                         2,109,771
                                                      ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.1%
    Abbott Laboratories..............        21,700        787,980
    Baxter International, Inc. ......         4,800        301,500
    Beckman Coulter, Inc. ...........         2,100        106,838
    Becton Dickinson & Co. ..........         4,000        107,000
    Bergen Brunswig Corp. Cl-A.......         3,800         31,588
    Boston Scientific Corp.*.........         8,400        183,750
    Forest Laboratories, Inc.*.......         3,400        208,888
    Genzyme Corp.*...................         2,100         94,500
    Genzyme Surgical Products*.......           375          2,180
    Genzyme Tissue Repair*...........            63            181
    Guidant Corp. ...................         6,400        300,800
    Hillenbrand Industries, Inc. ....         2,700         85,556
    Johnson & Johnson Co. ...........        19,005      1,769,840
    Medtronic, Inc. .................        15,000        546,563
    STERIS Corp.*....................         4,000         41,250
    Stryker Corp. ...................         3,400        236,725
    Sybron International Corp.*......         3,700         91,344
    VISX, Inc.*......................         2,400        124,200
                                                      ------------
                                                         5,020,683
                                                      ------------

                                          SHARES         VALUE
                                          ------         -----
METALS & MINING -- 0.3%
    Alcoa, Inc. .....................         7,800   $    647,399
    Barrick Gold Corp. ..............         7,000        123,813
    Brush Wellman, Inc. .............         2,400         40,350
    Carpenter Technology Corp. ......         2,200         60,363
    Nucor Corp. .....................         2,800        153,475
    Placer Dome, Inc. ...............         9,900        106,425
                                                      ------------
                                                         1,131,825
                                                      ------------
OFFICE EQUIPMENT -- 0.2%
    Herman Miller, Inc. .............         3,900         89,700
    Ikon Office Solutions, Inc. .....         6,800         46,325
    Office Depot, Inc.*..............        11,550        126,328
    Pitney Bowes, Inc. ..............         4,900        236,730
    Standard Register Co. ...........         2,700         52,313
    Staples, Inc.*...................         8,325        172,744
    Wallace Computer Service,
      Inc. ..........................         2,900         48,213
    Xerox Corp. .....................        10,400        235,950
                                                      ------------
                                                         1,008,303
                                                      ------------
OIL & GAS -- 3.5%
    Amerada Hess Corp. ..............         4,700        266,725
    Anadarko Petroleum Corp. ........         2,800         95,550
    Apache Corp. ....................         1,600         59,100
    Atlantic Richfield Co. ..........         4,900        423,850
    BJ Services Co.*.................         9,000        376,313
    BP Amoco PLC [ADR]...............        12,200        723,613
    Chevron Corp. ...................         7,400        641,025
    Conoco, Inc. Cl-B................         8,670        215,666
    Devon Energy Corp. ..............         2,800         92,050
    El Paso Energy Corp. ............        10,500        407,531
    ENI Co. SPA [ADR]................         5,500        303,188
    Ensco International, Inc. .......         5,500        125,813
    Exxon Mobil Corp. ...............        43,532      3,507,046
    Global Marine, Inc.*.............         8,700        144,638
    Halliburton Co. .................         7,700        309,925
    Helmerich & Payne, Inc. .........         1,800         39,263
    Keyspan Corp. ...................         6,300        146,081
    MCN Energy Group, Inc. ..........         3,600         85,500
    Murphy Oil Corp. ................         2,400        137,700
    Nabors Industries, Inc.*.........         4,300        133,031
    National Fuel Gas Co. ...........         2,600        120,900
    Nicor, Inc. .....................         3,000         97,500
    Noble Affiliates, Inc. ..........         2,500         53,594
    Noble Drilling Corp.*............         3,300        108,075
    Occidental Petroleum Corp. ......         9,600        207,600
    Phillips Petroleum Co. ..........         4,000        188,000
    Ranger Oil Ltd.*.................         7,800         24,375
    Repsol SA [ADR]..................         9,000        209,250
    Royal Dutch Petroleum Co. .......        46,000      2,780,124
    Schlumberger Ltd. ...............         9,500        534,375
    Shell Transport & Trading Co.
      [ADR]..........................        15,700        773,224
    Texaco, Inc. ....................         6,200        336,738
    Tidewater, Inc. .................         2,700         97,200
    Tosco Corp. .....................         5,900        160,406
    Total SA [ADR]...................         7,707        533,710

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES         VALUE
                                          ------         -----
    Transocean Sedco Forex, Inc.*....         4,639   $    151,644
    Ultramar Diamond Shamrock
      Corp. .........................         3,900         88,481
    Union Pacific Resources Group,
      Inc. ..........................         5,509         70,240
    Unocal Corp. ....................         5,200        174,525
    USX-Marathon Group, Inc. ........         5,400        133,313
    Valero Energy Corp. .............         3,800         75,525
    Washington Gas Light Co. ........         3,100         85,250
    Williams Companies, Inc. ........        10,198        311,676
                                                      ------------
                                                        15,549,333
                                                      ------------
PAPER & FOREST PRODUCTS -- 0.4%
    Bowater, Inc. ...................         2,200        119,488
    Consolidated Papers, Inc. .......         4,600        146,338
    Fort James Corp. ................         7,000        191,625
    Georgia Pacific Group............         3,000        152,250
    Georgia-Pacific Timber Group.....         3,100         76,338
    Glatfelter, (P.H.) Co. ..........         2,600         37,863
    International Paper Co. .........         5,000        282,188
    Kimberly-Clark Corp. ............         9,700        632,924
    Wausau-Mosinee Paper Corp. ......         3,700         43,244
    Weyerhaeuser Co. ................         4,500        323,155
                                                      ------------
                                                         2,005,413
                                                      ------------
PERSONAL SERVICES -- 0.1%
    Cendant Corp.*...................         9,168        243,525
    Service Corp. International......         5,300         36,769
                                                      ------------
                                                           280,294
                                                      ------------
PHARMACEUTICALS -- 2.8%
    American Home Products Corp. ....        18,400        725,650
    AstraZeneca Group PLC [ADR]......        12,000        501,000
    Biogen, Inc.*....................         6,000        507,000
    Bristol-Meyers Squibb Co. .......        26,600      1,707,387
    Carter-Wallace, Inc. ............         3,900         69,956
    Chiron Corp.*....................         7,600        322,050
    Genzyme-Molecular Oncology*......           226          1,582
    Gilead Sciences, Inc. ...........         1,700         92,013
    Glaxo Wellcome PLC [ADR].........         8,900        497,288
    ICN Pharmaceuticals, Inc. .......         2,700         68,344
    Ivax Corp.*......................         7,400        190,550
    Lilly, (Eli) & Co. ..............        14,200        944,300
    MedImmune, Inc.*.................         2,100        348,338
    Merck & Co., Inc. ...............        31,500      2,112,468
    Mylan Laboratories, Inc. ........         5,100        128,456
    Omnicare, Inc. ..................         3,800         45,600
    Perrigo Co.*.....................         8,400         67,200
    Pfizer, Inc. ....................        51,900      1,683,505
    Pharmacia & Upjohn, Inc. ........         7,500        337,500
    Schering-Plough Corp. ...........        18,800        793,125
    Warner-Lambert Co. ..............        11,400        934,088
    Waters Corp.*....................         2,400        127,200
    Watson Pharmaceuticals, Inc.*....         3,400        121,763
                                                      ------------
                                                        12,326,363
                                                      ------------
PRINTING & PUBLISHING -- 0.4%
    Banta Corp. .....................         2,900         65,431
    Belo, (A.H.) Corp. Cl-A..........         3,400         64,813

                                          SHARES         VALUE
                                          ------         -----
    Donnelley, (R.R.) & Sons Co. ....         2,600   $     64,513
    Gannett Co., Inc. ...............         5,200        424,125
    Lexmark International Group, Inc.
      Cl-A*..........................         4,800        434,399
    McGraw-Hill Co., Inc. ...........         5,800        357,425
    Tribune Co. .....................         4,200        231,263
    Washington Post Co. Cl-B.........           400        222,350
    Workflow Management, Inc.*.......           286          8,133
                                                      ------------
                                                         1,872,452
                                                      ------------
RAILROADS -- 0.2%
    Burlington Northern Santa Fe
      Corp. .........................         5,100        123,675
    Kansas City Southern Industries,
      Inc. ..........................         5,400        402,975
    Norfolk Southern Corp. ..........         6,000        123,000
    Trinity Industries, Inc. ........         2,700         76,781
    Union Pacific Corp. .............         3,000        130,875
                                                      ------------
                                                           857,306
                                                      ------------
RESTAURANTS -- 0.3%
    Brinker International, Inc.*.....         7,300        175,200
    CBRL Group, Inc. ................         2,700         26,198
    Darden Restaurants, Inc. ........         6,500        117,813
    McDonald's Corp. ................        16,200        653,062
    Outback Steakhouse, Inc.*........         3,600         93,375
    Tricon Global Restaurants,
      Inc.*..........................         1,480         57,165
                                                      ------------
                                                         1,122,813
                                                      ------------
RETAIL & MERCHANDISING -- 2.5%
    Barnes & Noble, Inc.*............         3,400         70,125
    Bed, Bath & Beyond, Inc.*........         5,200        180,700
    Best Buy Co., Inc.*..............         7,000        351,313
    BJ's Wholesale Club, Inc.*.......         4,000        146,000
    Circuit City Stores, Inc. .......         4,000        180,250
    Costco Companies, Inc.*..........         3,900        355,875
    CVS Corp. .......................         6,500        259,594
    Dayton-Hudson Corp. .............         7,400        543,437
    Dollar General Corp. ............         4,393         99,941
    Family Dollar Stores, Inc. ......         7,400        120,713
    Federated Department Stores,
      Inc.*..........................         3,500        176,969
    Gap, Inc. .......................        12,037        553,701
    Home Depot, Inc. ................        28,800      1,974,599
    Kohl's Corp.*....................         5,600        404,250
    Lands' End, Inc.*................         3,000        104,250
    May Department Stores Co. .......         5,850        188,663
    Micro Warehouse, Inc.*...........         2,600         48,100
    Nordstrom, Inc. .................         1,900         49,756
    Penney, (J.C.) Co., Inc. ........         3,500         69,781
    Rite Aid Corp. ..................         2,600         29,088
    Saks, Inc.*......................         5,200         80,925
    School Specialty, Inc.*..........           238          3,600
    Sears, Roebuck & Co. ............         4,800        146,100
    Tiffany & Co. ...................         4,000        357,000
    TJX Companies, Inc. .............         5,600        114,450
    Toys 'R' Us, Inc.*...............         6,920         99,043
    U.S. Office Products Co.*........           537          1,754
    Wal-Mart Stores, Inc. ...........        55,200      3,815,699

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          SHARES         VALUE
                                          ------         -----
    Walgreen Co. ....................        15,400   $    450,450
    Warnaco Group*...................         2,600         32,013
                                                      ------------
                                                        11,008,139
                                                      ------------
SEMICONDUCTORS -- 1.7%
    Applied Materials, Inc.*.........         6,600        836,138
    Atmel Corp.*.....................         9,200        271,975
    Intel Corp. .....................        45,800      3,769,912
    LSI Logic Corp.*.................         2,000        135,000
    Maxim Integrated Products,
      Inc.*..........................         9,000        424,688
    Motorola, Inc. ..................         8,100      1,192,724
    Xilinx, Inc.*....................        19,600        891,188
                                                      ------------
                                                         7,521,625
                                                      ------------
TELECOMMUNICATIONS -- 6.7%
    ADC Telecommunications, Inc.*....         4,400        319,275
    Alltel Corp. ....................         4,908        405,830
    AT&T Corp. ......................        37,631      1,909,773
    Bell Atlantic Corp. .............        20,514      1,262,893
    BellSouth Corp. .................        25,400      1,189,038
    British Telecommunications PLC
      [ADR]..........................         3,200        761,600
    BroadWing, Inc. .................         4,300        158,563
    Cable & Wireless
      Communications.................         9,245        269,261
    CenturyTel, Inc. ................         6,300        298,463
    Cia de Telecomunicaciones de
      Chile SA [ADR].................         7,800        142,350
    Comcast Corp. Cl-A...............        14,000        703,500
    Cox Communications, Inc. Cl-A*...         2,373        122,210
    Deutsche Telekom AG [ADR]........        12,400        880,400
    Ericsson, (L.M.) Telephone Co.
      [ADR]..........................         9,600        630,600
    France Telecom SA [ADR]..........         5,900        787,650
    GTE Corp. .......................        14,100        994,931
    Leap Wireless International,
      Inc.*..........................           400         31,400
    Lucent Technologies, Inc. .......        40,465      3,027,287
    MCI WorldCom, Inc.*..............        37,046      1,965,727
    MediaOne Group, Inc.*............        11,100        852,619
    Nextel Communications, Inc.
      Cl-A*..........................         3,600        371,250
    Nokia Corp. Cl-A [ADR]...........         7,200      1,368,000
    Nortel Networks Corp. ...........        16,960      1,712,960
    QUALCOMM, Inc.*..................        14,400      2,537,999
    SBC Communications, Inc. ........        49,433      2,409,859
    Sprint Corp. (FON Group).........        12,400        834,675
    Sprint Corp. (PCS Group)*........         5,100        522,750
    Telecom Corp. of New Zealand Ltd.
      [ADR]..........................         1,700         65,450
    Telefonica SA [ADR]..............         5,091        401,234
    Telefonos de Mexico SA Cl-L
      [ADR]..........................         4,000        450,000
    Telephone & Data Systems,
      Inc. ..........................         2,500        315,000
    Tellabs, Inc.*...................         5,000        320,938
    U.S. West, Inc. .................         6,418        462,096
    Univision Communications,
      Inc.*..........................         3,500        357,656
    Vodafone AirTouch PLC [ADR]......        16,000        792,000
                                                      ------------
                                                        29,635,237
                                                      ------------

                                          SHARES         VALUE
                                          ------         -----
TRANSPORTATION -- 0.1%
    Alexander & Baldwin, Inc. .......         2,500   $     57,031
    CNF Transportation, Inc. ........         2,200         75,900
    CSX Corp. .......................         3,000         94,125
    FDX Corp.*.......................         3,500        143,282
                                                      ------------
                                                           370,338
                                                      ------------
UTILITIES -- 1.3%
    AES Corp.*.......................         5,100        381,224
    Allegheny Energy, Inc. ..........         5,200        140,075
    American Electric Power Co.,
      Inc. ..........................         4,800        154,200
    American Water Works Co.,
      Inc. ..........................         3,400         72,250
    CMS Energy Corp. ................         3,900        121,631
    Consolidated Edison, Inc. .......         5,200        179,400
    Constellation Energy Group.......         2,700         78,300
    DPL, Inc. .......................         5,600         96,950
    Duke Energy Corp. ...............         6,100        305,763
    Edison International Co. ........         7,800        204,263
    Empresa Nacional de Electridad SA
      [ADR]..........................         8,230        116,763
    Empresa SA [ADR].................         7,600        153,425
    Energy East Corp. ...............         6,800        141,525
    Enersis SA [ADR].................         2,600         61,100
    Enron Corp. .....................        10,800        479,249
    Entergy Corp. ...................         6,200        159,650
    FirstEnergy Corp. ...............         7,300        165,619
    Florida Progress Corp. ..........         4,400        186,175
    FPL Group, Inc. .................         3,700        158,406
    Idacorp, Inc. ...................         2,600         69,713
    Illinova Corp. ..................         3,700        128,575
    IPALCO Enterprises, Inc. ........         4,800         81,900
    Kansas City Power & Light Co. ...         4,000         88,250
    LG&E Energy Corp. ...............         5,500         95,906
    MidAmerican Energy Holdings
      Co.*...........................         2,400         80,850
    New Century Energies, Inc. ......         3,895        118,311
    New England Electric Systems.....         2,600        134,550
    Niagara Mohawk Holdings, Inc.*...        10,000        139,375
    Nisource, Inc. ..................         4,600         82,225
    Oklahoma Gas & Electric Co. .....         2,900         55,100
    PG&E Corp. ......................         8,200        168,100
    Pinnacle West Capital Co. .......         3,000         91,688
    Potomac Electric Power Co. ......         4,900        112,394
    Public Service Co. of New
      Mexico.........................         1,900         30,875
    SCANA Corp. .....................         3,600         96,750
    Sierra Pacific Resources.........         4,000         69,250
    Southern Co. ....................        12,300        289,050
    Teco Energy, Inc. ...............         6,000        111,375
    Texas Utilities Co. .............         4,000        142,250
    Unicom Corp. ....................         4,200        140,700
    UtiliCorp United, Inc. ..........         3,450         67,059
    Wisconsin Energy Corp. ..........         5,200        100,100
                                                      ------------
                                                         5,850,314
                                                      ------------
TOTAL COMMON STOCK (Cost
  $123,296,461)......................                  215,506,232
                                                      ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
PREFERRED STOCK -- 0.1%
TELECOMMUNICATIONS
    Telecomunicacoes Brasileiras SA
      1.55% [ADR]
    (Cost $322,497)..................       4,300   $    552,550
                                                    ------------
FOREIGN STOCK -- 12.1%
ADVERTISING -- 0.1%
    Asatsu-DK, Inc. -- (JPY).........       9,000        607,811
                                                    ------------
AEROSPACE -- 0.1%
    Mitsubishi Heavy Industries
      Ltd. -- (JPY)..................     138,000        460,585
                                                    ------------
AIRLINES -- 0.1%
    KLM Royal Dutch Airlines NV --
      (NLG)..........................       2,250         57,785
    Singapore Airlines
      Ltd. -- (SGD)..................      27,000        306,395
                                                    ------------
                                                         364,180
                                                    ------------
AUTOMOBILE MANUFACTURERS -- 0.3%
    DaimlerChrysler AG -- (DEM)......       5,300        415,822
    MAN AG -- (DEM)..................      10,000        375,164
    Rolls-Royce PLC -- (DEM).........      97,800        338,069
                                                    ------------
                                                       1,129,055
                                                    ------------
AUTOMOTIVE PARTS -- 0.1%
    Bridgestone Corp. -- (JPY).......      22,000        484,487
                                                    ------------
BEVERAGES -- 0.3%
    Bass PLC -- (GBP)................      33,300        414,448
    Lion Nathan Ltd. -- (NZD)........      50,000        116,256
    Louis Vuitton Moet Hennessy --
      (FRF)..........................       2,160        967,421
                                                    ------------
                                                       1,498,125
                                                    ------------
BROADCASTING -- 0.0%
    Publishing & Broadcasting Ltd. --
      (AUD)..........................      27,900        213,181
                                                    ------------
BUILDING MATERIALS -- 0.3%
    Blue Circle Industries PLC --
      (GBP)..........................      55,813        324,332
    Cemex SA de CV -- (MXP)*.........      21,600        120,823
    Heidelberger Zement AG --
      VVPR -- (DEM)..................         800             73
    Heidelberger Zement AG -- (DEM)..       4,600        356,733
    Holderbank Financiere Glarus AG
      Cl-B -- (CHF)..................         260        355,963
    Malayan Cement BHD -- (MYR)......      30,750          8,982
                                                    ------------
                                                       1,166,906
                                                    ------------
CHEMICALS -- 0.4%
    AKZO Nobel NV -- (NLG)...........       1,600         80,250
    BASF AG -- (DEM).................       8,000        418,169
    Bayer AG -- (DEM)................       7,600        361,285
    L'Air Liquide -- (FRF)...........       1,642        274,852
    Sumitomo Chemical Co. -- (JPY)...     142,000        667,123
                                                    ------------
                                                       1,801,679
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
CLOTHING & APPAREL -- 0.3%
    Benetton Group SPA -- (ITL)......      96,600   $    221,823
    Christian Dior SA -- (FRF).......       1,200        297,311
    Kuraray Co. Ltd. -- (JPY)........      47,000        476,118
    Yue Yuen Industrial Holdings --
      (HKD)..........................      95,000        227,311
                                                    ------------
                                                       1,222,563
                                                    ------------
CONGLOMERATES -- 0.6%
    Coles Myer Ltd. -- (AUD).........      35,100        181,442
    Cycle & Carriage Ltd. -- (SGD)...      15,000         46,382
    GKN PLC -- (GBP).................      35,500        559,096
    Hutchison Whampoa Ltd. --
      (HKD)..........................      64,000        930,339
    Mitsui & Co. Ltd. -- (JPY).......      90,000        629,833
    Tomkins PLC -- (GBP).............      89,300        288,493
    Valmet-Rauma Oyj -- (FIM)........       4,000         51,969
                                                    ------------
                                                       2,687,554
                                                    ------------
CONSTRUCTION -- 0.1%
    Compagnie Francaise d'Etudes et
      de Construction
      Technip -- (FRF)...............       3,300        338,342
    Matsushita Electric Works Ltd. --
      (JPY)..........................      24,000        237,252
                                                    ------------
                                                         575,594
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.3%
    JUSCO Co. -- (JPY)...............      21,000        366,066
    Kao Corp. -- (JPY)...............      26,000        741,804
    Orkla ASA Cl-A -- (NOK)..........       7,600        130,846
                                                    ------------
                                                       1,238,716
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.2%
    Johnson Electric Holdings Ltd. --
      (HKD)..........................     187,200      1,201,683
    Mitsubishi Electric Corp. --
      (JPY)..........................      39,000        251,933
    Omron Corp. -- (JPY).............      24,000        554,370
    Schneider SA -- (FRF)............       4,200        329,731
    Sharp Corp. -- (JPY).............       9,000        230,351
    Siemens AG -- (DEM)..............       3,800        486,051
    Sony Corp. -- (JPY)..............       6,000      1,779,387
                                                    ------------
                                                       4,833,506
                                                    ------------
FINANCIAL-BANK & TRUST -- 2.0%
    Abbey National PLC -- (GBP)......      28,000        447,761
    ABN AMRO Holding NV -- (NLG).....      24,600        614,443
    Australia & New Zealand Banking
      Group Ltd. -- (AUD)............      16,300        118,668
    Banca Commerciale Italia NA --
      (ITL)..........................      61,000        331,755
    Bank of Scotland -- (GBP)........      31,808        369,418
    Bankgesellschaft Berlin AG --
      (DEM)..........................      10,050        167,011
    Barclays PLC -- (GBP)............      26,291        756,777
    DBS Groupo Holdings -- (SGD)*....      20,236        331,698
    Deutsche Bank AG -- (DEM)........       9,300        787,255
    Dresdner Bank AG -- (DEM)........      12,200        662,282

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    HSBC Holdings PLC -- (GBP).......      54,969   $    766,270
    ING Groep NV -- (NLG)............      11,753        709,512
    KBC Bancassurance Holdings NV --
      (BEF)..........................       5,300        285,578
    Oversea-Chinese Banking Corp.
      Ltd. -- (SGD)*.................      26,250        241,144
    Sumitomo Bank Ltd. -- (JPY)......      34,000        465,557
    Svenska Handlesbanken Cl-A --
      (SEK)..........................      21,900        275,423
    Toronto-Dominion Bank -- (CAD)...       8,200        222,397
    UBS AG -- (CHF)..................       3,631        980,549
    Westpac Banking Corp. Ltd. --
      (AUD)..........................      10,000         69,031
                                                    ------------
                                                       8,602,529
                                                    ------------
FINANCIAL SERVICES -- 0.3%
    Holding di Partecipazioni
      Industriali SPA -- (ITL).......      45,000         45,322
    Mediobanca SPA -- (ITL)..........      32,600        332,599
    Societe Generale -- (FRF)........       3,367        783,339
    Unidanmark AS Cl-A -- (DKK)......       4,500        316,379
                                                    ------------
                                                       1,477,639
                                                    ------------
FOOD -- 0.5%
    Associated British Foods PLC --
      (GBP)..........................      33,800        186,995
    Cadbury Schweppes PLC -- (GBP)...      19,800        119,616
    CSM NV -- (NLG)..................       4,800        102,488
    Danisco AS -- (DKK)..............       4,000        155,756
    Eridania Beghin-Say
      SA -- (FRF)....................       1,800        193,615
    Huhtamaki Co. -- (FIM)...........       1,500         50,760
    Nestle SA -- (CHF)...............         471        862,844
    Tesco PLC -- (GBP)...............     172,529        524,627
                                                    ------------
                                                       2,196,701
                                                    ------------
HOTELS & MOTELS -- 0.1%
    Accor SA -- (FRF)................       9,000        434,817
                                                    ------------
INDUSTRIAL PRODUCTS -- 0.0%
    Pacific Dunlop Ltd. -- (AUD).....      70,100         99,296
                                                    ------------
INSURANCE -- 0.8%
    Allied Zurich PLC -- (CHF).......      44,000        518,479
    Assurances Generales de France --
      (FRF)..........................       4,300        232,994
    AXA Colonia Konzern AG --
      (DEM)..........................       5,400        523,195
    AXA SA -- (FRF)..................       4,600        641,192
    Instituto Nazionale delle
      Assicurazioni -- (ITL).........     127,100        336,663
    Royal & Sun Alliance Insurance
      Group PLC -- (GBP).............      57,636        438,967
    Schweizerische
      Rueckversicherungs-
      Gesellschaft-- (DEM)...........         262        538,216
    Sumitomo Marine & Fire Insurance
      Co. -- (JPY)...................      88,000        542,625
                                                    ------------
                                                       3,772,331
                                                    ------------
MACHINERY & EQUIPMENT -- 0.0%
    SIG Holding AG -- (CHF)..........         280        167,054
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
MEDICAL SUPPLIES & EQUIPMENT -- 0.2%
    Smith and Nephew PLC -- (GBP)....      98,000   $    329,263
    Terumo Corp. -- (JPY)............      26,000        694,724
                                                    ------------
                                                       1,023,987
                                                    ------------
METALS & MINING -- 0.0%
    Lonrho Africa PLC -- (GBP).......       6,497          3,253
    Rio Tinto Ltd. -- (AUD)..........       9,300        199,929
                                                    ------------
                                                         203,182
                                                    ------------
OFFICE EQUIPMENT -- 0.3%
    Canon, Inc. -- (JPY).............      21,000        834,492
    Ricoh Co. Ltd. -- (JPY)..........      25,000        471,273
                                                    ------------
                                                       1,305,765
                                                    ------------
OIL & GAS -- 0.1%
    Santos Ltd. -- (AUD).............      32,000         87,250
    Total Fina SA Cl-B -- (FRF)......       3,496        466,532
                                                    ------------
                                                         553,782
                                                    ------------
PAPER & FOREST PRODUCTS -- 0.1%
    Bobst SA -- (CHF)................         160        192,928
    Kimberly-Clark de Mexico SA
      Cl-A -- (MXP)..................      67,500        259,315
    Svenska Cellulosa AB Cl-B --
      (SEK)..........................       3,500        103,667
                                                    ------------
                                                         555,910
                                                    ------------
PHARMACEUTICALS -- 0.8%
    Altana AG -- (DEM)...............       2,100        138,534
    AstraZeneca Group PLC -- (GBP)...       7,398        306,876
    Daiichi Pharmaceutical Co.
      Ltd. -- (JPY)..................      26,000        338,201
    Gehe AG -- (DEM).................      11,550        447,855
    Novartis AG -- (CHF).............         749      1,099,769
    Rhone-Poulenc Cl-A -- (FRF)......       5,400        313,808
    Takeda Chemical Industries --
      (JPY)..........................      16,000        790,838
    Takkt AG -- (DEM)*...............      11,550         75,612
                                                    ------------
                                                       3,511,493
                                                    ------------
PRINTING & PUBLISHING -- 0.5%
    Dai Nippon Printing Co. Ltd. --
      (JPY)..........................      40,000        638,152
    Elsevier NV -- (NLG).............      12,000        143,338
    Pearson PLC -- (GBP).............      25,600        828,688
    Singapore Press Holdings Ltd. --
      (SGD)..........................      11,000        238,427
    Wolters Klumer -- (NLG)..........      12,000        406,083
                                                    ------------
                                                       2,254,688
                                                    ------------
RAILROADS -- 0.1%
    Railtrack Group PLC -- (GBP).....      21,000        352,782
                                                    ------------
REAL ESTATE -- 0.2%
    Cheung Kong Holdings Ltd. --
      (HKD)..........................      38,000        482,730
    City Developments
      Ltd. -- (SGD)..................      11,000         64,395
    DBS Land Ltd. -- (SGD)...........      33,000         64,989
    Singapore Land Ltd. -- (SGD).....      25,000         65,746

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Slough Estates PLC -- (GBP)......      45,500   $    259,809
    Westfield Trust -- (AUD).........      41,300         81,131
                                                    ------------
                                                       1,018,800
                                                    ------------
RETAIL & MERCHANDISING -- 0.3%
    Carrefour Supermarche SA --
      (FRF)..........................         900        165,968
    Mauri Co. Ltd. -- (JPY)..........      39,000        582,500
    Pinault-Printemps Redoute SA --
      (FRF)..........................       3,000        791,621
                                                    ------------
                                                       1,540,089
                                                    ------------
TELECOMMUNICATIONS -- 0.7%
    AT&T Canada -- (CAD) 144A*.......         342          8,569
    Carso Global Telecom -- (MXP)*...      12,200        113,824
    Nippon Telegraph & Telephone
      Corp. -- (JPY).................          60      1,027,698
    Singapore Telecommunications
      Ltd. -- (SGD)..................     112,000        231,330
    Telecom Corp. of New Zealand
      Ltd. -- (NZD)..................      22,000        103,455
    Telecom Italia Mobile SPA --
      (ITL)..........................      75,000        837,698
    Telecom Italia SPA -- (ITL)......      41,666        587,495
    Telekom Malaysia BHD -- (MYR)....         100            387
                                                    ------------
                                                       2,910,456
                                                    ------------
TRANSPORTATION -- 0.3%
    BAA PLC -- (GBP).................      51,075        358,881
    BG Group PLC -- (GBP)............      37,777        244,085
    Nippon Express Co. Ltd. --
      (JPY)..........................      99,000        547,470
                                                    ------------
                                                       1,150,436
                                                    ------------
UTILITIES -- 0.6%
    ABB AG -- (CHF)*.................       4,798        586,831
    Electrabel SA -- (BEF)...........         720        235,673
    Hong Kong Electric Holdings
      Ltd. -- (HKD)..................      30,000         93,780
    PowerGen PLC -- (GBP)............      21,300        153,106
    Tokyo Electric Power Co. --
      (JPY)..........................      27,000        724,088
    United Utilities PLC -- (GBP)....      44,200        459,435
    Veba AG -- (DEM).................       9,300        454,275
                                                    ------------
                                                       2,707,188
                                                    ------------
TOTAL FOREIGN STOCK
  (Cost $40,998,040).................                 54,122,867
                                                    ------------
                                          PAR
                                         (000)         VALUE
                                       ----------   ------------
CORPORATE OBLIGATIONS -- 11.2%
AEROSPACE -- 0.3%
    Boeing Co.
      6.35%, 06/15/03................  $      120   $    117,150
    Dyncorp, Inc.
      9.50%, 03/01/07................         300        268,500

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    Raytheon Co.
      6.50%, 07/15/05................  $    1,000   $    932,500
                                                    ------------
                                                       1,318,150
                                                    ------------
AUTOMOTIVE PARTS -- 0.2%
    Hayes Lemmerz International, Inc.
      8.25%, 12/15/08................         250        230,000
    Lear Corp.
      8.11%, 05/15/09 144A...........         300        283,875
    Safelite Glass Corp. Cl-B
      9.875%, 12/15/06...............         200         11,000
    Venture Holdings Trust
      9.50%, 07/01/05................         300        280,875
                                                    ------------
                                                         805,750
                                                    ------------
BEVERAGES -- 0.2%
    Anheuser-Busch Companies, Inc.
      7.00%, 12/01/25................         150        133,500
    Seagram, (J.) & Sons Co.
      7.60%, 12/15/28................       1,000        941,250
                                                    ------------
                                                       1,074,750
                                                    ------------
BROADCASTING -- 0.4%
    Chancellor Media Corp.
      9.00%, 10/01/08................         250        260,625
      8.00%, 11/01/08................         175        175,875
    Chancellor Media Corp. L.A. Cl-B
      8.125%, 12/15/07...............         175        175,438
    Charter Communications Holdings
      LLC
      8.25%, 04/01/07................         600        556,500
    United International Holdings,
      Inc. Cl-B [STEP]
      11.458%, 02/15/08..............         575        368,000
    Young Broadcasting, Inc.
      10.125%, 02/15/05..............         150        153,000
                                                    ------------
                                                       1,689,438
                                                    ------------
BUILDING MATERIALS -- 0.2%
    American Builders & Contractors
      Supply Co., Inc. Cl-B
      10.625%, 05/15/07..............         300        270,000
    American Standard, Inc.
      9.25%, 12/01/16................          15         15,000
    Associated Materials, Inc.
      9.25%, 03/01/08................         350        346,063
    Koppers Industry, Inc.
      9.875%, 12/01/07...............          75         68,250
                                                    ------------
                                                         699,313
                                                    ------------
BUSINESS SERVICES -- 0.2%
    Intermedia Communications, Inc.
      Cl-B
      8.60%, 06/01/08................         250        231,250

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    Iron Mountain, Inc.
      8.75%, 09/30/09................  $      125   $    120,938
    NEXTLINK Communications, Inc.
      12.50%, 04/15/06...............         125        134,063
      6.034%, 06/01/09 [STEP]........         700        437,499
                                                    ------------
                                                         923,750
                                                    ------------
CABLE TELEVISION -- 0.4%
    Classic Cable, Inc.
      9.375%, 08/01/09...............         500        495,000
    Mediacom LLC Capital Corp.
      7.87%, 02/15/11................         600        531,000
    Northland Cable Television, Inc.
      10.25%, 11/15/07...............         250        251,875
    Pegasus Communications Corp. Cl-B
      9.62%, 10/15/05................         250        253,750
    Rogers Cablesystems of America,
      Inc. Cl-B
      10.00%, 03/15/05...............         125        135,625
                                                    ------------
                                                       1,667,250
                                                    ------------
CHEMICALS -- 0.2%
    American Pacific Corp. 144A
      9.25%, 03/01/05................         300        302,625
    Lyondell Chemical Co.
      10.875%, 05/01/09..............         200        208,000
    Sovereign Specialty Chemicals
      Cl-B
      9.50%, 08/01/07................         250        248,750
                                                    ------------
                                                         759,375
                                                    ------------
CLOTHING & APPAREL -- 0.1%
    Delta Mills, Inc.
      9.625%, 09/01/07...............          75         52,500
    Dyersburg Corp. Cl-B
      9.75%, 09/01/07................         175         69,125
    Westpoint Stevens, Inc.
      7.875%, 06/15/08...............         600        540,000
                                                    ------------
                                                         661,625
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 0.1%
    Exodus Communications, Inc. 144A
      11.25%, 12/15/09...............         250        255,625
    Verio, Inc.
      10.375%, 04/01/05..............         150        152,438
                                                    ------------
                                                         408,063
                                                    ------------
CONSTRUCTION -- 0.0%
    Newport News Shipbuilding, Inc.
      8.625%, 12/01/06...............         150        149,438
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.4%
    Anchor Advanced Products, Inc.
      11.75%, 04/01/04...............         600        516,000
    Chattem, Inc.
      12.75%, 06/15/04...............         350        373,625
    Group Maintenance America Corp.
      9.75%, 01/15/09................         300        298,500
    Herff Jones, Inc.
      11.00%, 08/15/05...............         250        267,188

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    Holmes Products Corp. Cl-B
      9.875%, 11/15/07...............  $      200   $    150,000
    Protection One Alarm, Inc. [STEP]
      13.625%, 06/30/05..............         100         63,500
                                                    ------------
                                                       1,668,813
                                                    ------------
CONTAINERS & PACKAGING -- 0.3%
    Consolidated Container Co. LLC
      144A
      10.125%, 07/15/09..............         300        305,250
    Container Corp. of America
      9.75%, 04/01/03................         150        154,125
      11.25%, 05/01/04...............         100        104,500
    Packaging Corp. of America, Inc.
      9.625%, 04/01/09...............         600        618,750
    U.S. Can Corp.
      10.125%, 10/15/06..............         150        156,000
                                                    ------------
                                                       1,338,625
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.0%
    HCC Industries, Inc.
      10.75%, 05/15/07++.............         250        146,250
                                                    ------------
ENTERTAINMENT & LEISURE -- 1.0%
    Bally Total Fitness Holdings
      Corp. Series C
      9.875%, 10/15/07...............         225        218,813
    Cinemark USA, Inc. Cl-B
      8.50%, 08/01/08................         350        306,250
    Harrahs Operating Co., Inc.
      7.875%, 12/15/05...............         600        579,000
    Hollywood Park, Inc. Cl-B
      9.25%, 02/15/07................         400        397,000
    Isle of Capri Casinos
      8.75%, 04/15/09................         650        601,249
    Mohegan Tribal Gaming Authority
      8.125%, 01/01/06...............         500        491,250
    Park Place Entertainment, Inc.
      7.875%, 12/15/05...............         600        576,000
    Premier Parks, Inc.
      9.75%, 06/15/07................         250        250,000
      9.402%, 04/01/08 [STEP]........         350        238,000
    Six Flags Entertainment Corp.
      8.875%, 04/01/06...............         175        170,625
    Time Warner Entertainment Co.
      7.25%, 09/01/08................         500        488,750
                                                    ------------
                                                       4,316,937
                                                    ------------
EQUIPMENT SERVICES -- 0.0%
    Coinmach Corp. Cl-D
      11.75%, 11/15/05...............         125        129,063
                                                    ------------
FINANCIAL-BANK & TRUST -- 0.3%
    Banesto Delaware
      8.25%, 07/28/02................          50         50,938
    Bank of America Corp.
      6.85%, 03/01/03................         150        148,500

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    Bank of Nova Scotia
      6.25%, 09/15/08................  $       50   $     45,375
    BankUnited Capital Trust Corp.
      Cl-B 144A
      10.25%, 12/31/26...............         250        245,624
    CoreStates Home Equity Trust
      Corp. Cl-A
      6.65%, 05/15/09................          30         30,119
    MBNA Corp.
      6.15%, 10/01/03................         450        429,187
    NationsBank Texas Corp.
      6.75%, 08/15/00................         150        150,188
    Provident Bank Corp.
      7.125%, 03/15/03...............         175        171,063
                                                    ------------
                                                       1,270,994
                                                    ------------
FINANCIAL SERVICES -- 0.8%
    American Express Master Trust
      7.60%, 08/15/02................         500        505,424
    Associates Corp. of North America
      7.70%, 03/15/00................          50         50,133
    Chrysler Financial Corp.
      8.46%, 01/19/00................         200        200,148
    Enhance Financial Services Group,
      Inc.
      6.75%, 03/01/03................         300        295,500
    Intertek Finance PLC Cl-B
      10.25%, 11/01/06...............         250        233,750
    Salomon Smith Barney Holdings,
      Inc.
      6.625%, 06/01/00...............         200        200,186
    Salomon, Inc.
      6.75%, 02/15/03................         500        493,125
    Simon Debartolo Group, Inc. L.P.
      7.00%, 07/15/09................         525        465,281
    USF&G Capital II Cl-B
      8.47%, 01/10/27................         500        481,875
    Wells Fargo & Co.
      6.25%, 04/15/08................         700        647,499
                                                    ------------
                                                       3,572,921
                                                    ------------
FOOD -- 0.4%
    B&G Foods, Inc.
      9.625%, 08/01/07...............         350        312,375
    Doane Pet Care Co.
      9.75%, 05/15/07................         359        351,820
    International Home Foods, Inc.
      10.375%, 11/01/06..............         600        621,000
    Mrs. Fields Original Cookies Co.
      10.125%, 12/01/04..............          25         20,406
    New World Pasta Co.
      9.25%, 02/15/09................         500        461,250
                                                    ------------
                                                       1,766,851
                                                    ------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
HEALTHCARE SERVICES -- 0.2%
    Quest Diagnostic, Inc.
      10.75%, 12/15/06...............  $      125   $    131,875
    Tenet Healthcare Corp.
      8.00%, 01/15/05................         600        579,000
                                                    ------------
                                                         710,875
                                                    ------------
HOTELS & MOTELS -- 0.2%
    Courtyard By Marriott
      10.75%, 02/01/08...............         150        147,000
    Host Marriott Travel Plaza Corp.
      Cl-B
      9.50%, 05/15/05................         600        623,250
                                                    ------------
                                                         770,250
                                                    ------------
INDUSTRIAL PRODUCTS -- 0.5%
    Fico [ZCB]
      13.226%, 04/06/03..............       1,000        802,953
    Holmes Products Corp. Series D
      9.875%, 11/15/07...............         250        187,500
    Luigino's, Inc.
      10.00%, 02/01/06...............         275        249,219
    Paragon Corp. Holdings, Inc. Cl-B
      9.625%, 04/01/08++.............          75         22,688
    Westinghouse Air Brake Co.
      9.375%, 06/15/05...............       1,000        995,000
                                                    ------------
                                                       2,257,360
                                                    ------------
INSURANCE -- 0.1%
    New York Life Insurance Co. 144A
      7.50%, 12/15/23................         420        369,075
                                                    ------------
MACHINERY & EQUIPMENT -- 0.1%
    Hawk Corp.
      10.25%, 12/01/03...............         600        582,000
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.1%
    Dade International, Inc. Cl-B
      11.125%, 05/01/06..............         525        514,500
                                                    ------------
METALS & MINING -- 0.0%
    Freeport-McMoRan Resource
      Partners, Inc. L.P.
      7.00%, 02/15/08................         150        136,125
                                                    ------------
OFFICE EQUIPMENT -- 0.1%
    Global Imaging Systems, Inc.
      10.75%, 02/15/07...............         300        289,500
                                                    ------------
OIL & GAS -- 0.2%
    Frontier Oil Corp.
      11.75%, 11/15/09...............         250        246,250
    Nuevo Energy Co. 144A
      9.50%, 06/01/08................         600        600,750
    Pride Petroleum Services, Inc.
      9.375%, 05/01/07...............         250        250,625
                                                    ------------
                                                       1,097,625
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
PAPER & FOREST PRODUCTS -- 0.2%
    International Paper Co.
      6.875%, 04/15/29...............  $    1,000   $    866,250
    Repap New Brunswick Corp.
      9.00%, 06/01/04................          75         73,500
      11.50%, 06/01/04...............         150        156,375
                                                    ------------
                                                       1,096,125
                                                    ------------
PHARMACEUTICALS -- 0.0%
    Owens & Minor, Inc.
      10.875%, 06/01/06..............          75         77,250
                                                    ------------
PRINTING & PUBLISHING -- 0.2%
    Hollinger International
      Publishing Co.
      9.25%, 03/15/07................         600        595,500
    Sun Media Corp.
      9.50%, 05/15/07................         163        162,185
                                                    ------------
                                                         757,685
                                                    ------------
RESTAURANTS -- 0.0%
    McDonald's Corp.
      6.625%, 09/01/05...............         100         98,125
                                                    ------------
RETAIL & MERCHANDISING -- 0.3%
    Dayton Hudson Corp.
      5.875%, 11/01/08...............       1,500      1,346,250
    Wal-Mart Stores, Inc.
      7.25%, 06/01/13................          85         84,469
                                                    ------------
                                                       1,430,719
                                                    ------------
TELECOMMUNICATIONS -- 2.8%
    Adelphia Communications
      9.875%, 03/01/05...............         500        511,250
      7.875%, 05/01/09...............         100         90,250
    Alaska Communications Systems
      9.375%, 05/15/09...............         250        243,125
    AT&T Corp.
      6.50%, 03/15/29................       1,500      1,286,250
    Comcast Cable Communication, Inc.
      8.125%, 05/01/04...............         400        411,000
    Communication & Power Industries,
      Inc.
      12.00%, 08/01/05...............         250        207,500
    Energis PLC
      9.75%, 06/15/09................         600        630,000
    Frontiervision L.P.
      11.00%, 10/15/06...............         350        371,875
    Hermes Europe Railtel BV, Inc.
      10.375%, 01/15/09..............         250        248,750
    Intermedia Communications, Inc.
      9.50%, 03/01/09................         350        338,625
    International Wire Group, Inc.
      Cl-B
      11.75%, 06/01/05...............         350        362,250
    Lucent Technologies, Inc.
      6.90%, 07/15/01................         500        501,250
    Mastec, Inc.
      7.75%, 02/01/08................         250        243,750

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    Metromedia Fiber Network, Inc.
      Cl-B
      10.00%, 11/15/08...............  $      300   $    308,250
    MetroNet Communications Corp.
      [STEP]
      8.759%, 06/15/08...............         800        630,000
    Nextel Communications, Inc.
      [STEP]
      10.225%, 10/31/07..............         575        412,563
    NTL, Inc. Cl-B [STEP]
      10.534%, 04/01/08..............         900        627,750
    Orange PLC
      9.00%, 06/01/09................         600        637,500
    Price Communications Wireless,
      Inc. Cl-B
      9.125%, 12/15/06...............         350        358,750
    PSINet, Inc. Cl-B
      10.00%, 02/15/05...............         150        149,250
    Qwest Communications
      International, Inc.
      7.50%, 11/01/08................          75         73,031
    Sprint Capital Corp.
      6.125%, 11/15/08...............       1,000        906,250
    United Telecommunications, Inc.
      9.75%, 04/01/00................         250        251,875
    Voicestream Wireless Holdings
      144A
      10.375%, 11/15/09..............         600        616,500
    Worldcom, Inc.
      7.75%, 04/01/07................       1,500      1,528,124
                                                    ------------
                                                      11,945,718
                                                    ------------
TRANSPORTATION -- 0.1%
    Allied Holdings, Inc. Cl-B
      8.625%, 10/01/07...............         175        155,750
    Avis Rent A Car, Inc.
      11.00%, 05/01/09...............         300        317,250
    Union Tank Car Co.
      7.125%, 02/01/07...............         150        147,000
                                                    ------------
                                                         620,000
                                                    ------------
UTILITIES -- 0.6%
    Citizens Utilities Co.
      8.45%, 09/01/01................         335        342,956
    Energy Corp. of America Cl-A
      9.50%, 05/15/07................         250        182,500
    Entergy Louisiana, Inc.
      6.50%, 03/01/08................       1,000        911,249
    National Rural Utilities Corp.
      5.70%, 01/15/10................       1,000        872,500

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    Pacific Gas & Electric Co.
      6.75%, 12/01/00................  $      200   $    201,000
    Public Service Electric & Gas Co.
      7.00%, 09/01/24................         300        262,500
    Southern California Edison Corp.
      6.50%, 06/01/01................         100         99,625
                                                    ------------
                                                       2,872,330
                                                    ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $52,914,193).................                 49,992,618
                                                    ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.0%
    Federal Farm Credit Bank
      5.86%, 03/03/06................       2,416      2,284,401
                                                    ------------
    Federal National Mortgage Assoc.
      5.25%, 01/15/09................       2,000      1,763,610
      7.00%, 04/18/22................       1,000        995,854
                                                    ------------
                                                       2,759,464
                                                    ------------
    Government National Mortgage
      Assoc.
      6.00%, 10/15/23-05/15/26.......       2,374      2,163,991
      6.50%, 02/15/24-05/29/29.......      21,747     20,470,647
      7.00%, 09/15/23-04/15/28.......       6,028      5,830,010
      7.50%, 06/15/24................       5,359      5,302,078
      8.00%, 05/15/16-06/15/26.......         527        532,474
      8.50%, 06/15/16-10/15/26.......         903        929,017
      9.50%, 10/15/09-03/15/19.......          18         19,099
      10.00%, 11/15/09...............           5          5,919
      10.50%, 08/15/15...............           4          4,135
      11.50%, 06/15/10-09/15/15......          45         50,661
      12.00%, 09/15/13-01/15/14......           3          3,032
                                                    ------------
                                                      35,311,063
                                                    ------------
    Tennessee Valley Authority
      6.875%, 12/15/43...............          40         35,950
      7.25%, 07/15/43................          20         18,875
                                                    ------------
                                                          54,825
                                                    ------------
    (Cost $42,274,503)...............                 40,409,753
                                                    ------------
U.S. TREASURY OBLIGATIONS -- 16.4%
    U.S. Treasury Bonds
      11.625%, 11/15/02..............         100        113,606
      7.125%, 02/15/23...............         240        249,859
      7.625%, 02/15/25...............         300        332,687
      6.875%, 08/15/25...............         300        305,616
      6.00%, 02/15/26................         100         91,527
      6.75%, 08/15/26................      11,325     11,379,725
      6.625%, 02/15/27...............       3,250      3,223,406
      5.50%, 08/15/28................       7,000      5,975,094
                                                    ------------
                                                      21,671,520
                                                    ------------

                                          PAR
                                         (000)         VALUE
                                         -----         -----
    U.S. Treasury Notes
      6.875%, 03/31/00...............  $    3,473   $  3,485,459
      6.25%, 05/31/00................       2,100      2,069,677
      6.125%, 09/30/00-08/15/07......       2,150      2,101,911
      5.625%, 11/30/00-05/15/08......      28,375     27,211,380
      5.75%, 08/15/03................         665        651,603
      7.50%, 02/15/05................         250        260,819
      5.875%, 11/15/05...............      12,425     12,067,737
      6.50%, 10/15/06................       3,850      3,841,177
                                                    ------------
                                                      51,689,763
                                                    ------------
    (Cost $76,883,158)...............                 73,361,283
                                                    ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.2%
    Advanta Home Equity Loan Trust
      1993-1 Cl-A2
      5.95%, 05/25/09
    (Cost $1,142,162)................       1,150      1,096,503
                                                    ------------
COMMERCIAL PAPER -- 1.7%
    Corporate Asset Funding Co.
      6.00%, 02/02/00+...............       5,000      4,972,889
    Dexia Finance Co.
      6.00%, 01/28/00+...............       2,000      1,991,000
    Harvard (Pres & Fellows of)
      University
      5.00%, 01/03/00................         818        817,773
                                                    ------------
    (Cost $7,782,106)................                  7,781,662
                                                    ------------

                                       PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                         (000)
                                       ---------
FOREIGN BONDS -- 0.0%
OIL & GAS
    BG Transco Holdings PLC -- (GBP)
      7.05%, 12/14/09...............            5          8,127
      4.18%, 12/14/22...............            5          8,056
      7.00%, 12/16/24...............            5          7,847
                                                    ------------
    (Cost $28,978)..................                      24,030
                                                    ------------

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES       VALUE
                                      ----------  -----------
SHORT-TERM INVESTMENTS -- 2.9%
    Temporary Investment Cash Fund
      (Cost $13,199,384)............  13,199,384  $13,199,384
                                                  -----------
TOTAL INVESTMENTS -- 101.9%
  (Cost $358,841,482)...............              456,046,882
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.9)%..................               (8,504,517)
                                                  -----------
NET ASSETS -- 100.0%................              $447,542,365
                                                  ===========

--------------------------------------------------------------------------------
Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the year, these securities amounted to 1.6% of net assets.

++ Illiquid security. At the end of the year, these securities amounted to less than 0.1% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.5% of net assets.

See Notes to Financial Statements.


AST PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 25.4%
    Federal Home Loan Mortgage Corp.
      6.56%, 02/01/24...............  $      715   $      729,751
      8.25%, 08/01/17...............         212          215,767
                                                   --------------
                                                          945,518
                                                   --------------
    Federal Home Loan Mortgage Corp.
      [IO]
      7.00%, 04/25/19++.............          70            4,002
                                                   --------------
    Federal National Mortgage Assoc.
      5.50%, 01/14/29...............      20,000       17,596,876
      5.754%, 10/01/27..............         653          639,229
      5.754%, 01/01/28-06/01/28
        [VR]........................       1,303        1,274,854
      6.00%, 07/01/12-12/01/28......      60,001       56,185,357
      6.50%, 05/18/23-01/19/30......      17,514       16,892,121
      6.54%, 11/01/27...............      18,133       17,974,256
      6.90%, 05/25/23...............         236          206,227
      7.00%, 05/25/08 [IO]++........         236           47,521
      7.036%, 01/01/24..............         103          105,123
      7.50%, 04/01/24...............       1,997        1,976,054
      9.40%, 07/25/03...............          89           91,591
                                                   --------------
                                                      112,989,209
                                                   --------------
 Government National Mortgage Assoc.
      6.125%, 10/20/23-12/20/26.....      20,571       20,865,681
      6.375%, 03/20/17-02/20/27.....      27,144       27,502,239
      6.50%, 09/15/23-01/25/30......      62,449       57,607,324
      6.625%, 08/20/23-09/20/24.....       8,707        8,802,521
      7.00%, 01/25/00...............       8,100        7,821,603
      7.50%, 12/20/23...............         252          248,688
                                                   --------------
                                                      122,848,056
                                                   --------------
    Student Loan Marketing Assoc.
      5.439%, 04/25/04 [FRN]........       3,748        3,739,948
      5.544%, 04/25/07..............      14,694       14,621,606
                                                   --------------
                                                       18,361,554
                                                   --------------
    (Cost $260,558,607).............                  255,148,339
                                                   --------------
U.S. TREASURY OBLIGATIONS -- 4.3%
    U.S. Treasury Bills
      4.68%, 02/10/00#..............         480          477,400
      4.71%, 02/17/00#..............       1,145        1,137,674
                                                   --------------
                                                        1,615,074
                                                   --------------
    U.S. Treasury Bonds
      8.00%, 11/15/21...............       4,600        5,223,041
                                                   --------------
    U.S. Treasury Inflationary Bonds
      3.625%, 07/15/02-01/15/08.....      26,100       26,615,460
      3.875%, 01/15/09-04/15/29.....       5,300        5,134,260
                                                   --------------
                                                       31,749,720
                                                   --------------
    U.S. Treasury Notes
      5.50%, 02/29/00#..............       4,790        4,792,259
                                                   --------------
    (Cost $43,475,858)..............                   43,380,094
                                                   --------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
COLLATERALIZED MORTGAGE OBLIGATIONS -- 31.9%
    Chase Series 1999-S8 Cl-A1
      6.35%, 06/25/29...............  $    7,000   $    6,894,017
    Citicorp Mortgage Securities,
      Inc. [VR]
      6.615%, 10/25/22..............         266          267,149
    CMC Securities Corp. III Series
      1998-1 Cl-A19
      6.75%, 05/25/28...............      36,592       33,800,879
    Conseco Finance Home Improvement
      Series 1999-G Cl-M1
      8.88%, 06/15/24...............       9,250        9,085,234
    Contimortgage Home Equity Loan
      Trust Cl-A2
      5.448%, 10/15/12..............       5,124        5,106,109
    Countrywide Home Loans [VR]
      6.831%, 03/25/24..............         149          148,591
      8.018%, 11/25/24..............          61           61,328
    Countrywide Home Loans Series
      1999-7 Cl-A3
      6.25%, 06/25/14...............       9,799        9,040,094
    Credit Suisse First Boston, Inc.
      Series 1998-1 Cl-A5
      6.75%, 07/25/28...............       3,500        3,220,893
    DLJ Mortgage Acceptance Corp.
      Series 1999-1 Cl-1A3
      6.625%, 01/25/29..............      18,800       17,074,442
    First Plus Home Loan Trust
      Series 1998-5 Cl-A3 [VR]
      6.06%, 09/10/11...............      10,000        9,969,150
    Freddie Mac Series 2145 CL-MZ
      6.50%, 04/15/29...............      10,494        8,313,090
    Green Tree Financial Corp. 1999
      Cl-A5
      7.86%, 04/01/31...............      10,400       10,278,072
    Green Tree Recreational
      Equipment Series 1999-A Cl-A4
      6.43%, 04/17/06...............       2,000        1,987,520
    Mellon Bank Home Equity
      Installment Loan Series 1999-1
      Cl-A1
      5.90%, 06/25/01...............      18,993       18,840,579
    Merrill Lynch Mortgage
      Investors, Inc. 1998-C3 C1-A1
      5.65%, 12/15/30...............       8,071        7,612,962
    PNC Mortgage Securities Corp.
      Series 1997-3 Cl-2A4
      7.50%, 05/25/27...............      14,559       14,114,290
    PNC Mortgage Securities Corp.
      Series 1998-1 Cl-5A4
      6.988%, 02/25/28..............      18,835       17,675,418
    PNC Mortgage Securities Corp.
      Series 1999-5 Cl-1A9
      6.30%, 06/25/29...............      66,610       63,383,411
    Prudential-Bache Trust
      8.40%, 03/20/21...............       1,589        1,620,578

AST PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
    Residential Funding Mortgage
      Securities 1999-S16 Cl-A4
      6.75%, 07/30/29...............  $   10,000   $    9,147,850
    Residential Funding Mortgage
       Securities Series 1998-S30
       Cl-A6
       6.50%, 12/25/28..............      32,539       29,348,331
    Rothschild, (L.F.) Mortgage
      Trust
       9.95%, 08/01/17..............         981        1,037,815
    Salomon Brothers Mortgage
       1999-3-A
       5.97%, 05/25/29..............      15,907       15,878,260
    Structured Asset Mortgage
       Investments, Inc.
       6.30%, 04/25/29..............      28,519       27,359,275
                                                   --------------
    (Cost $337,208,591).............                  321,265,337
                                                   --------------
CORPORATE OBLIGATIONS -- 44.1%
AIRLINES -- 2.5%
    American Airlines, Inc.
       10.19%, 05/26/15.............         250          284,718
    Continental Airlines, Inc.
       6.954%, 02/02/11.............      14,994       14,335,657
    United Air Lines, Inc.
       10.36%, 11/13/12.............       6,925        7,709,949
       10.36%, 11/27/12.............         500          567,625
       10.02%, 03/22/14.............       2,000        2,142,080
                                                   --------------
                                                       25,040,029
                                                   --------------
CONGLOMERATES -- 1.2%
    Phillip Morris Companies, Inc.
      [VR]
       6.15%, 03/15/00..............      11,600       11,571,000
                                                   --------------
ENTERTAINMENT & LEISURE -- 0.1%
    Time Warner, Inc.
       7.975%, 08/15/04.............         262          267,240
       8.11%, 08/15/06..............         525          538,125
       8.18%, 08/15/07..............         525          541,406
                                                   --------------
                                                        1,346,771
                                                   --------------
FINANCIAL-BANK & TRUST -- 8.0%
    Citicorp [FRN]
       5.443%, 02/29/00.............       6,000        6,020,340
    Household Bank [FRN]
       5.188%, 10/22/03.............      11,750       11,678,913
    Korea Development Bank 144A
       7.154%, 10/06/00.............      13,000       12,902,500
    LG&E Capital Corp. 144A
       6.205%, 05/01/04.............       5,000        4,800,000
    PNC Bank Corp. NA [FRN]
       5.35%, 01/03/00..............      20,000       19,987,959
    Popular North America, Inc. Cl-D
       6.625%, 01/15/04.............      11,500       11,073,431
    Westdeutsche Landesbank
       6.05%, 01/15/09..............      15,000       13,500,000
                                                   --------------
                                                       79,963,143
                                                   --------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
FINANCIAL SERVICES -- 18.9%
    Avco Financial Services, Inc.
       5.75%, 01/23/01..............  $    7,850   $    7,761,688
    Chrysler Financial Corp. [FRN]
       5.489%, 06/11/01.............       5,000        4,997,990
       5.579%, 01/30/02.............      10,000        9,979,850
    Cincinnati Financial Corp.
       6.90%, 05/15/28..............      24,070       21,031,163
    Ford Motor Credit Co.
       6.391%, 04/28/05 [FRN].......      19,970       19,836,301
    General Motors Acceptance Corp.
       5.55%, 09/15/03..............       3,000        2,838,750
       5.62%, 04/05/04[FRN].........      10,000        9,964,000
       6.85%, 06/17/04..............       2,000        1,972,500
    Goldman Sachs Group [FRN] 144A
       6.312%, 02/25/02.............      20,000       19,995,400
    Household Finance Corp. [FRN]
       5.607%, 06/17/05.............      30,500       30,327,156
    Lehman Brothers Holdings, Inc.
      Cl-E [FRN]
       6.979%, 04/02/02.............      10,400       10,436,587
    Merrill Lynch & Co., Inc.
       5.08%, 01/23/01..............       2,650        2,654,161
       6.375%, 10/15/08 [FRN].......      10,000        9,212,500
    New England Educational Loan
      Marketing Assoc. Cl-B [FRN]
      144A
       5.681%, 06/11/01.............      10,000        9,996,560
    St. George Holdings [FRN] 144A
       5.25%, 07/01/01..............      30,000       29,953,125
                                                   --------------
                                                      190,957,731
                                                   --------------
HEALTHCARE SERVICES -- 0.2%
    Tenet Healthcare Corp.
       8.00%, 01/15/05..............       2,000        1,930,000
                                                   --------------
INSURANCE -- 1.5%
    Gold Eagle Capital 144A
       11.453%, 04/16/01............      10,000        9,996,875
    Residential Reinsurance [VR]
      144A
       9.77%, 03/01/00..............       5,000        4,968,750
                                                   --------------
                                                       14,965,625
                                                   --------------
OIL & GAS -- 1.9%
    Conoco, Inc.
       5.90%, 04/15/04..............      20,000       19,100,000
                                                   --------------
RAILROADS -- 0.5%
    Union Pacific Co.
       7.875%, 02/15/02.............       5,000        5,050,000
                                                   --------------
REAL ESTATE -- 0.5%
    Spieker Properties, Inc. L.P.
       6.95%, 12/15/02..............       5,000        4,893,750
                                                   --------------
TELECOMMUNICATIONS -- 5.8%
    AT&T Capital Corp. Cl-F
       6.25%, 05/15/01..............      13,100       12,985,375
    Sprint Corp.
       9.50%, 04/01/03..............      22,500       23,995,260

AST PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
    TCI Communications, Inc. [FRN]
       5.985%, 03/11/00.............  $   10,000   $   10,096,000
    US West Communications
       7.20%, 11/10/26..............      13,250       11,528,746
                                                   --------------
                                                       58,605,381
                                                   --------------
UTILITIES -- 3.0%
    CMS Energy Corp.
       8.125%, 05/15/02.............       5,000        4,950,000
    Connecticut Light & Power Co.
      144A
       8.59%, 06/05/03..............       5,000        4,856,600
    Connecticut Light & Power Co.
      Cl-C
       7.75%, 06/01/02..............       4,000        4,005,000
    Louisiana Power & Light Corp.
       7.74%, 07/01/02..............       1,890        1,890,000
    Petroleos Mexicanos Co. [FRN]
      144A
       8.799%, 07/15/05.............      10,000        9,812,500
    Western Resources, Inc.
       6.875%, 08/01/04.............       5,400        5,145,892
                                                   --------------
                                                       30,659,992
                                                   --------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $451,316,794)...............                  444,083,422
                                                   --------------
SOVEREIGN ISSUES -- 1.5%
ARGENTINA -- 1.0%
    Province of Buenos Aires 144A
       12.50%, 03/15/02.............      10,000       10,100,000
                                                   --------------
PHILIPPINES -- 0.5%
    Bangko Sentral Pilipinas
       8.60%, 06/15/27..............       6,000        5,071,974
                                                   --------------
TOTAL SOVEREIGN ISSUES
  (Cost $15,058,474)................                   15,171,974
                                                   --------------
                                      PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                        (000)
                                      ----------
FOREIGN BONDS -- 3.6%
NEW ZEALAND -- 0.7%
    Inter-American Development Bank
       5.75%, 04/15/04..............       5,700        2,776,468
    New Zealand Government
       10.00%, 03/15/02.............       3,900        2,176,108
       5.50%, 04/15/03..............       3,900        1,955,257
                                                   --------------
                                                        6,907,833
                                                   --------------
UNITED KINGDOM -- 2.9%
    United Mexican States [FRN]
      6.25%, 06/27/02...............  $   10,000   $    9,824,530
      6.768%, 06/27/02 144A.........      20,000       19,850,000
                                                   --------------
                                                       29,674,530
                                                   --------------
TOTAL FOREIGN BONDS
  (Cost $36,887,501)................                   36,582,363
                                                   --------------

                                         PAR
                                        (000)          VALUE
                                        -----          -----
BANK LOAN OBLIGATIONS -- 0.1%
    Allied Waste Industries, Inc.
       8.467%, 07/30/01++
    (Cost $994,306).................         995          991,228
                                                   --------------
                                        SHARES
                                        ------
SHORT-TERM INVESTMENTS -- 2.9%
    Temporary Investment Cash
      Fund..........................  14,481,737       14,481,737
    Temporary Investment Fund.......  14,481,737       14,481,737
                                                   --------------
    (Cost $28,963,474)..............                   28,963,474
                                                   --------------
TOTAL INVESTMENTS -- 113.8% (Cost
  $1,174,463,605)...................                1,145,586,231
                                                   --------------
                                         PAR
                                        (000)
                                      ----------
REVERSE REPURCHASE
  AGREEMENTS -- (3.7)%
    Credit Suisse
       5.84%, due 01/26/00, dated
       11/24/99.....................  $    1,168       (1,175,200)
    Goldman Sachs
       5.80%, due 01/26/00, dated
       10/25/99.....................      24,085      (24,348,864)
    Morgan Stanley
       5.95%, due 01/26/00, dated
       11/18/99.....................       4,958       (4,994,056)
    Morgan Stanley
       5.97%, due 01/26/00, dated
       12/17/99.....................       7,122       (7,139,716)
                                                   --------------
    (Cost $(37,333,000))............                  (37,657,836)
                                                   --------------


                                        NUMBER
                                          OF
                                      CONTRACTS
                                      ---------
WRITTEN OPTIONS -- (0.1)%
CALL OPTIONS
    10 Year March U.S. Treasury Bond
      Futures, Strike Price $98,
      Expires 02/18/00..............       6,560          (41,000)
PUT OPTIONS
    10 Year March U.S. Treasury Bond
      Futures, Strike Price $88,
      Expires 02/18/00..............       2,330         (105,579)
    10 Year March U.S. Treasury Bond
      Futures, Strike Price $90,
      Expires 02/18/00..............       4,230         (429,609)
    December 00 Euro Dollar Futures,
       Strike Price 93.50, Expires
       12/18/00.....................       3,850         (567,875)
                                                   --------------
                                                       (1,103,063)
                                                   --------------
TOTAL WRITTEN OPTIONS
  (Cost $(862,050)).................                   (1,144,063)
                                                   --------------
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (10.0)%.................                 (101,021,310)
                                                   --------------
NET ASSETS -- 100.0%................               $1,005,763,022
                                                   ==============

AST PIMCO TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------

Foreign currency exchange contracts outstanding at December 31, 1999:

                                          IN
SETTLEMENT               CONTRACTS     EXCHANGE    CONTRACTS      UNREALIZED
  MONTH      TYPE        TO DELIVER      FOR        AT VALUE     APPRECIATION
------------------------------------------------------------------------------
01/00        Sell   NZD  5,648,000    $2,960,258   $2,947,500      $12,758
                                      ==========   ==========      =======

# Securities with an aggregate market value of $6,407,333 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1999:

                                               NUMBER
                           EXPIRATION            OF         UNREALIZED
DESCRIPTION                  MONTH            CONTRACTS    DEPRECIATION
------------------------------------------------------------------------
U.S. Treasury 10 Year
  Note...................    03/00              1,727       $3,452,922
Euro Dollar..............    09/00      EUR       436          536,313
Euro Dollar..............    12/00      EUR       361          423,463
Euro Dollar..............    03/01      EUR       200           30,000
                                                            ----------
                                                            $4,442,698
                                                            ==========

Interest rate swap agreements outstanding at December 31, 1999:

                                              NOTIONAL
                           EXPIRATION          AMOUNT      UNREALIZED
DESCRIPTION                  MONTH             (000)      DEPRECIATION
-----------------------------------------------------------------------
Receive variable rate
  payments on the six
  month LIBOR-BBA floating
  rate and pay fixed rate
  payments on the then-
  current Japanese
  10 Year Government
  Bonds with a spread of:
  2.295..................    04/08      JPY    580,000      $208,067
  2.305..................    04/08      JPY    377,000       138,306
                                                            --------
                                                            $346,373
                                                            ========

Credit default swap agreements outstanding at December 31, 1999:

                                             NOTIONAL
                                EXPIRATION    AMOUNT      UNREALIZED
DESCRIPTION                       MONTH       (000)      DEPRECIATION
----------------------------------------------------------------------
Credit default swap on Republic of
  Argentina Bonds
  5.70%.......................    03/01       $1,000       $30,373
  6.15%.......................    03/01          500        18,899
                                                           -------
                                                           $49,272
                                                           =======

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

+ Reverse repurchase agreements are collateralized by $39,868,163 Government
  National Mortgage Assoc., 6.125%-6.625%, maturing 06/20/22-12/20/26.

++ Illiquid security. At the end of the year, these securities amounted to less than 0.1% of net assets.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 11.9% of net assets.

See Notes to Financial Statements.


AST INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES          VALUE
                                      ------          -----
COMMON STOCK -- 74.3%
AEROSPACE -- 3.4%
    General Motors Corp. Cl-H*....      183,100   $   17,577,599
    Honeywell International,
      Inc. .......................      211,700       12,212,444
    Northrop Grumman Corp. .......      105,000        5,676,563
                                                  --------------
                                                      35,466,606
                                                  --------------
AUTOMOBILE MANUFACTURERS -- 1.0%
    Ford Motor Co. ...............      200,000       10,687,500
                                                  --------------
BEVERAGES -- 3.2%
    Anheuser-Busch Companies,
      Inc. .......................      185,500       13,147,313
    Coca-Cola Co. ................      163,000        9,494,750
    Coors, (Adolph) Co. Cl-B......      200,000       10,500,000
                                                  --------------
                                                      33,142,063
                                                  --------------
BROADCASTING -- 1.6%
    AT&T Corp. Liberty Media Group
      Cl-A*.......................      295,200       16,752,600
                                                  --------------
CHEMICALS -- 0.3%
    Lyondell Chemical Co. ........      252,000        3,213,000
                                                  --------------
COMPUTER SERVICES & SOFTWARE -- 3.3%
    America Online, Inc.*.........       82,600        6,231,138
    Computer Associates
      International, Inc. ........      113,800        7,958,888
    Microsoft Corp.*..............      142,000       16,578,499
    SAP AG [ADR]*.................       70,000        3,644,375
                                                  --------------
                                                      34,412,900
                                                  --------------
CONGLOMERATES -- 1.5%
    Philip Morris Companies,
      Inc. .......................      225,000        5,217,188
    Textron, Inc. ................      138,000       10,582,875
                                                  --------------
                                                      15,800,063
                                                  --------------
CONSUMER PRODUCTS & SERVICES -- 2.4%
    Colgate-Palmolive Co. ........      186,100       12,096,500
    Procter & Gamble Co. .........      115,000       12,599,688
                                                  --------------
                                                      24,696,188
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.8%
    General Electric Co. .........      160,000       24,760,000
    Tandy Corp. ..................      300,000       14,756,250
    Texas Instruments, Inc. ......      113,000       10,946,875
                                                  --------------
                                                      50,463,125
                                                  --------------
ENERGY SERVICES -- 0.4%
    Scottish Power PLC [ADR]......      145,000        4,060,000
                                                  --------------
ENTERTAINMENT & LEISURE -- 0.7%
    Park Place Entertainment
      Corp.*......................      600,000        7,500,000
                                                  --------------
FINANCIAL-BANK & TRUST -- 6.6%
    Bank of New York Co., Inc. ...      500,000       19,999,999
    Charter One Financial,
      Inc. .......................      367,500        7,028,438
    Chase Manhattan Corp. ........      170,000       13,206,875
    Morgan, (J.P.) & Co., Inc. ...      100,000       12,662,500
    Summit Bancorp................      200,000        6,125,000
    Wells Fargo & Co. ............      260,000       10,513,750
                                                  --------------
                                                      69,536,562
                                                  --------------

                                      SHARES          VALUE
                                      ------          -----
FINANCIAL SERVICES -- 2.5%
    Citigroup, Inc. ..............      250,000   $   13,890,625
    Morgan Stanley, Dean Witter &
      Co. ........................       85,000       12,133,750
                                                  --------------
                                                      26,024,375
                                                  --------------
FOOD -- 3.4%
    General Mills, Inc. ..........      280,000       10,010,000
    Heinz, (H.J.) Co. ............      200,000        7,962,500
    Kellogg Co. ..................      200,000        6,162,500
    Quaker Oats Co. ..............      180,000       11,812,500
                                                  --------------
                                                      35,947,500
                                                  --------------
HOTELS & MOTELS -- 0.6%
    Hilton Hotels Corp. ..........      290,000        2,791,250
    Marriott International, Inc.
      Cl-A........................      117,700        3,714,906
                                                  --------------
                                                       6,506,156
                                                  --------------
INSURANCE -- 3.3%
    Allmerica Financial Corp. ....      325,363       18,098,317
    Ohio Casualty Corp. ..........      300,000        4,818,750
    Travelers Property Casualty
      Corp. Cl-A..................      330,000       11,302,500
                                                  --------------
                                                      34,219,567
                                                  --------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.1%
    Medtronic, Inc. ..............      313,000       11,404,938
                                                  --------------
METALS & MINING -- 0.2%
    Newmont Mining Corp. .........      100,994        2,474,353
                                                  --------------
OIL & GAS -- 6.2%
    Apache Corp. .................      256,600        9,478,163
    Atlantic Richfield Co. .......      117,500       10,163,750
    Exxon Mobil Corp. ............      158,800       12,793,324
    Royal Dutch Petroleum Co. ....      160,000        9,670,000
    Schlumberger Ltd. ............      220,000       12,374,999
    Transocean Sedco Forex,
      Inc.*.......................       42,592        1,420,177
    Unocal Corp. .................      257,000        8,625,563
                                                  --------------
                                                      64,525,976
                                                  --------------
PAPER & FOREST PRODUCTS -- 1.9%
    Champion International
      Corp. ......................      147,700        9,148,169
    Weyerhaeuser Co. .............      142,900       10,262,006
                                                  --------------
                                                      19,410,175
                                                  --------------
PHARMACEUTICALS -- 6.5%
    American Home Products
      Corp. ......................      220,000        8,676,250
    Bristol-Meyers Squibb Co. ....      180,000       11,553,750
    Merck & Co., Inc. ............      182,000       12,205,374
    Pfizer, Inc. .................      125,000        4,054,688
    Pharmacia & Upjohn, Inc. .....      109,800        4,941,000
    SmithKline Beecham PLC
      [ADR].......................      135,800        8,750,613
    Warner-Lambert Co. ...........      225,000       18,435,937
                                                  --------------
                                                      68,617,612
                                                  --------------

AST INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES          VALUE
                                      ------          -----
RAILROADS -- 3.1%
    Kansas City Southern
      Industries, Inc. ...........      363,000   $   27,088,875
    Norfolk Southern Corp. .......      260,000        5,330,000
                                                  --------------
                                                      32,418,875
                                                  --------------
RESTAURANTS -- 1.1%
    McDonald's Corp. .............      291,000       11,730,938
                                                  --------------
RETAIL & MERCHANDISING -- 4.4%
    Circuit City Stores, Inc. ....      200,000        9,012,500
    Dayton-Hudson Corp.*..........      250,000       18,359,375
    Penney, (J.C.) Co., Inc. .....      220,000        4,386,250
    Wal-Mart Stores, Inc. ........      206,000       14,239,750
                                                  --------------
                                                      45,997,875
                                                  --------------
SEMICONDUCTORS -- 2.3%
    Intel Corp. ..................      200,000       16,462,500
    Maxim Integrated Products,
      Inc.*.......................      168,000        7,927,500
                                                  --------------
                                                      24,390,000
                                                  --------------
TELECOMMUNICATIONS -- 6.7%
    AT&T Corp. ...................      150,000        7,612,500
    Bell Atlantic Corp. ..........      200,000       12,312,500
    Bellsouth Corp. ..............      120,000        5,617,500
    Cable & Wireless
      Communications..............      100,000        5,293,750
    Nextel Communications, Inc.
      Cl-A*.......................      100,000       10,312,500
    SBC Communications, Inc. .....      308,500       15,039,374
    U.S. West, Inc. ..............      200,000       14,400,000
                                                  --------------
                                                      70,588,124
                                                  --------------
TRANSPORTATION -- 0.6%
    Galileo International,
      Inc. .......................      205,000        6,137,188
                                                  --------------
UTILITIES -- 1.2%
    Alliant Energy Corp. .........       88,400        2,431,000
    Duke Energy Corp. ............      100,000        5,012,500
    PG&E Corp. ...................      230,000        4,715,000
                                                  --------------
                                                      12,158,500
                                                  --------------
TOTAL COMMON STOCK
  (Cost $615,720,760).............                   778,282,759
                                                  --------------
PREFERRED STOCK -- 0.1%
METALS & MINING -- 0.1%
    Kinam Gold, Inc.
      $3.75 Cl-B..................       20,000          527,500
                                                  --------------
TELECOMMUNICATIONS -- 0.0%
    Global Crossing Holdings Ltd.
      10.50% [PIK]................       10,000        1,007,500
                                                  --------------
TOTAL PREFERRED STOCK
  (Cost $2,001,575)...............                     1,535,000
                                                  --------------
                                        PAR
                                       (000)          VALUE
                                       -----           ----
CORPORATE OBLIGATIONS -- 19.8%
AIRLINES -- 0.4%
    Delta Air Lines, Inc. 10.375%,
      12/15/22....................  $     3,500   $    4,042,500
                                                  --------------
BUILDING MATERIALS -- 0.3%
    USG Corp.
      8.50%, 08/01/05.............        3,500        3,577,483
                                                  --------------
BUSINESS SERVICES -- 0.5%
    Intermedia Communications,
      Inc. [STEP]
      12.25%, 03/01/09............        2,600        1,573,000
    NEXTLINK Communications, Inc.
      12.50%, 04/15/06............        1,000        1,072,500
      9.625%, 10/01/07............        2,500        2,462,500
                                                  --------------
                                                       5,108,000
                                                  --------------
CABLE TELEVISION -- 1.0%
    Comcast U.K. Cable Corp.
      [STEP]
      10.243%, 11/15/07...........        4,000        3,805,000
    Diamond Cable Communications
      Co. [STEP]
      13.25%, 09/30/04............        1,000        1,061,250
    Diamond Cable Communications
      PLC [STEP]
      15.643%, 12/15/05...........        1,500        1,425,000
    International CableTel, Inc.
      Cl-B [STEP]
      9.683%, 02/01/06............        1,500        1,357,500
    Telewest Communications PLC
      [STEP]
      10.361%, 10/01/07...........        3,500        3,272,500
                                                  --------------
                                                      10,921,250
                                                  --------------
CHEMICALS -- 0.3%
    Equistar Chemicals L.P.
      7.55%, 02/15/26.............        2,225        1,757,750
    Huntsman ICI Chemicals 144A
      10.125%, 07/01/09...........        1,000        1,035,000
                                                  --------------
                                                       2,792,750
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.2%
    Jersey Central Power & Light
      Co.
      7.50%, 05/01/23.............        2,500        2,312,500
                                                  --------------
ENTERTAINMENT & LEISURE -- 0.2%
    Aztar Corp. 144A
      8.875%, 05/15/07............        1,000          970,000
    GCI, Inc.
      9.75%, 08/01/07.............        1,000          953,750
                                                  --------------
                                                       1,923,750
                                                  --------------
ENVIRONMENTAL SERVICES -- 0.2%
    Allied Waste North America Co.
      144A 10.00%, 08/01/09.......        2,500        2,237,500
                                                  --------------

AST INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                    -----------   --------------
FINANCIAL SERVICES -- 0.2%
    Associates Corp. of North
      America Cl-E 7.375%,
      06/11/07....................  $     2,400   $    2,387,926
                                                  --------------
HEALTHCARE SERVICES -- 0.1%
    FHP International Corp. 7.00%,
      09/15/03....................        1,000          982,500
                                                  --------------
HOTELS & MOTELS -- 0.2%
    Hilton Hotels Corp. 7.20%,
      12/15/09....................        2,000        1,742,500
                                                  --------------
INDUSTRIAL PRODUCTS -- 0.6%
    Heritage Media Corp. 8.75%,
      02/15/06....................        1,500        1,531,875
    Inland Steel Co. Cl-R 7.90%,
      01/15/07....................        2,000        2,012,500
    National Steel Corp. 8.375%,
      08/01/06....................        1,500        1,432,500
    Worldwide Fiber, Inc. 12.50%,
      12/15/05....................        1,500        1,571,250
                                                  --------------
                                                       6,548,125
                                                  --------------
INSURANCE -- 0.4%
    The Equitable Companies, Inc.
      9.00%, 12/15/04.............        4,035        4,287,188
                                                  --------------
MACHINERY & EQUIPMENT -- 0.3%
    Nationsrent, Inc. 10.375%,
      12/15/08....................        1,950        1,925,625
    United Rentals, Inc. 9.25%,
      01/15/09....................          750          723,750
                                                  --------------
                                                       2,649,375
                                                  --------------
OIL & GAS -- 1.7%
    Atlantic Richfield Co.
      10.875%, 07/15/05...........        3,000        3,498,750
    Canadian Forest Oil Ltd.
      8.75%, 09/15/07.............        1,500        1,436,250
    Cliffs Drilling Co. Cl-B
      10.25%, 05/15/03............        1,900        1,947,500
    CMS Panhandle Holding Co.
      6.50%, 07/15/09.............        2,000        1,812,500
    Gulf Canada Resources Ltd.
      8.35%, 08/01/06.............        1,000          971,250
      8.25%, 03/15/17.............        1,000          912,500
    Exxon Mobil Corp. 8.625%,
      08/15/21....................        1,500        1,672,500
    Noram Energy Corp. [CVT]
      6.00%, 03/15/12.............        1,429        1,264,665
    Ocean Energy, Inc. Cl-B
      8.875%, 07/15/07............        2,000        2,015,000
    Sun Co., Inc. 9.375%,
      06/01/16....................        1,000        1,052,500
    Veritas Holdings 9.625%,
      12/15/03....................          800          799,000
                                                  --------------
                                                      17,382,415
                                                  --------------

                                        PAR
                                       (000)          VALUE
                                    -----------   --------------
PAPER & FOREST PRODUCTS -- 0.9%
    Bowater, Inc. 9.00%,
      08/01/09....................  $     2,000   $    2,115,000
    Chesapeake Corp. 7.20%,
      03/15/05....................        5,000        4,587,500
    Quno Corp. 9.125%, 05/15/05...        2,150        2,263,709
                                                  --------------
                                                       8,966,209
                                                  --------------
PHARMACEUTICALS -- 0.1%
    Pharmerica, Inc. 8.375%,
      04/01/08....................        2,000        1,500,000
                                                  --------------
PRINTING & PUBLISHING -- 0.3%
    World Color Press, Inc. 7.75%,
      02/15/09....................        3,000        2,872,500
                                                  --------------
TELECOMMUNICATIONS -- 4.8%
    AT&T Corp. 6.00%, 03/15/09....        2,000        1,820,000
    Call-Net Enterprises, Inc.
      [STEP] 10.80%, 05/15/09.....        3,000        1,470,000
    Centel Capital Corp. 9.00%,
      10/15/19....................        2,500        2,709,375
    CF Cable TV, Inc. 11.625%,
      02/15/05....................        2,000        2,190,000
    GTE Corp. 7.90%, 02/01/27.....        4,000        3,860,000
    IXC Communications, Inc.
      9.00%, 04/15/08.............        2,000        2,025,000
    Level 3 Communications, Inc.
      [STEP] 11.273%, 12/01/08....        4,250        2,571,250
    Lin Television Co. 8.375%,
      03/01/08....................        2,000        1,885,000
    McLeodUSA, Inc. 9.50%,
      11/01/08....................        1,000        1,015,000
    MetroNet Communications Corp.
      [STEP] 10.75%, 11/01/07.....        1,750        1,445,938
      8.265%, 06/15/08............        7,700        6,063,749
    Paramount Communication 8.25%,
      08/01/22....................        4,250        4,064,063
    PSINet, Inc. Cl-B 10.00%,
      02/15/05....................        2,100        2,089,500
    Qwest Communications
      International, Inc. Cl-B
      [STEP] 7.262%, 02/01/08.....        4,000        3,060,000
    RCN Corp. 10.125%, 01/15/10...        1,500        1,500,000
    Renaissance Media Group [STEP]
      9.587%, 04/15/08............        2,200        1,562,000
    Rogers Cantel, Inc. 9.75%,
      06/01/16....................        1,500        1,695,000
    TCI Telecommunications, Inc.
      7.875%, 02/15/26............        2,500        2,512,500

AST INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                        PAR
                                       (000)          VALUE
                                    -----------   --------------
    TeleCommunications, Inc.
      9.80%, 02/01/12.............  $     2,000   $    2,342,500
    US West Communications 5.65%,
      11/01/04....................        5,000        4,683,485
                                                  --------------
                                                      50,564,360
                                                  --------------
UTILITIES -- 7.1%
    Arizona Public Service Co.
      8.00%, 02/01/25.............        3,000        2,850,000
    Citizens Utilities Co. 7.00%,
      11/01/25....................        2,500        2,209,375
    Cleveland Electric
      Illuminating Co. 9.00%,
      07/01/23....................        1,000          992,500
    Cleveland Electric
      Illuminating Co. Cl-B 9.50%,
      05/15/05....................        3,000        3,116,250
    Cleveland Electric
      Illuminating Co. Cl-D 7.88%,
      11/01/17....................        2,500        2,384,375
    Commonwealth Edison Co. 7.00%,
      07/01/05....................        2,500        2,440,625
      8.25%, 10/01/06.............        2,000        2,042,500
      8.625%, 02/01/22............        1,700        1,706,375
    Connecticut Light & Power Co.
      Cl-C 8.50%, 06/01/24........        5,000        4,892,629
    Consumers Energy Co. 7.375%,
      09/15/23....................        2,500        2,231,250
    Duquesne Light Co. 8.375%,
      05/15/24....................        1,000          983,750
    El Paso Electric Co. 8.90%,
      02/01/06....................        4,250        4,404,063
    El Paso Electric Co. Cl-C
      8.25%, 02/01/03.............        1,500        1,516,875
    Gulf Power Co. 6.875%,
      01/01/26....................        3,000        2,595,000
    Gulf States Utilities 8.70%,
      04/01/24....................        1,000          967,500
    Jersey Central Power & Light
      Co. 7.98%, 02/16/23.........        1,500        1,438,125
    Kentucky Utility Energy Corp.
      7.55%, 06/01/25.............        1,500        1,391,250
    Metropolitan Edison Co. Cl-B
      8.15%, 01/30/23.............        2,975        2,874,686
    New York State Electric & Gas
      Corp. 8.30%, 12/15/22.......        1,400        1,368,500
      8.30%, 12/15/22.............          475          466,094
    Niagara Mohawk Power Corp.
      8.75%, 04/01/22.............          118          117,558
      8.50%, 07/01/23.............        1,627        1,598,528
    Niagara Mohawk Power Corp.
      Cl-G 7.75%, 10/01/08........        1,500        1,501,875

                                        PAR
                                       (000)          VALUE
                                    -----------   --------------
    Niagara Mohawk Power Corp.
      Cl-H [STEP] 144A 7.562%,
      07/01/10....................  $     3,250   $    2,486,250
    Potomic Edison Co. 8.00%,
      06/01/24....................        2,000        1,922,500
      7.75%, 05/01/25.............        3,400        3,191,750
    Public Service Co. of New
      Mexico Cl-A 7.10%,
      08/01/05....................        3,500        3,360,000
    Public Service Electric & Gas
      Co. 6.375%, 05/01/08........        1,000          917,500
    Public Service of Colorado
      9.875%, 07/01/20............        2,500        2,631,250
    Southwestern Public Service
      Co. 8.20%, 12/01/22.........        3,000        2,928,750
    Union Electric Co. 8.25%,
      10/15/22....................        4,750        4,660,937
    Western Massachusetts Electric
      Co. Cl-V 7.75%, 12/01/02....        2,000        1,987,894
    Wisconsin Electric & Power
      8.375%, 12/02/26............        4,500        4,404,374
                                                  --------------
                                                      74,580,888
                                                  --------------
TOTAL CORPORATE OBLIGATIONS (Cost
  $221,054,283)...................                   207,379,719
                                                  --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.8%
    Federal Home Loan Mortgage
      Corp. 6.50%, 09/01/11-
      01/01/12
    (Cost $8,958,136).............        9,136        8,870,832
                                                  --------------
U.S. TREASURY OBLIGATIONS -- 0.8%
    U.S. Treasury Notes 5.625%,
      05/15/08....................        6,250        5,881,600
      6.00%, 08/15/09.............        2,750        2,665,923
                                                  --------------
    (Cost $9,214,352).............                     8,547,523
                                                  --------------


AST INVESCO EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES          VALUE
                                      ------          -----
SHORT-TERM INVESTMENTS -- 3.6%
    Temporary Investment Cash
      Fund........................   18,820,366   $   18,820,366
    Temporary Investment Fund.....   18,820,365       18,820,365
                                                  --------------
    (Cost $37,640,731)............                    37,640,731
                                                  --------------
TOTAL INVESTMENTS -- 99.4%
  (Cost $894,589,837).............                 1,042,256,564
OTHER ASSETS LESS
  LIABILITIES -- 0.6%.............                     5,807,883
                                                  --------------
NET ASSETS -- 100.0%..............                $1,048,064,447
                                                  ==============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.3% of net assets.

See Notes to Financial Statements.


AST JANUS SMALL-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
COMMON STOCK -- 86.5%
ADVERTISING -- 4.8%
    DoubleClick, Inc.*..............     70,865   $   17,933,274
    Getty Images, Inc.*.............    114,165        5,579,814
    Interep National Radio Sales,
      Inc.*.........................    156,750        2,096,531
    Lamar Advertising Co.*..........    337,200       20,421,675
    TMP Worldwide, Inc.*............    161,130       22,880,461
                                                  --------------
                                                      68,911,755
                                                  --------------
BROADCASTING -- 8.6%
    Acme Communications, Inc.*......    158,970        5,285,753
    ACTV, Inc.*.....................    314,925       14,388,136
    Citadel Communications Corp.*...    340,085       22,063,014
    Cox Radio, Inc. Cl-A*...........    149,780       14,940,555
    Cumulus Media, Inc. Cl-A*.......    464,030       23,549,523
    Entercom Communications
      Corp.*........................    113,075        7,462,950
    NDS Group PLC*..................    186,100        5,676,050
    Radio One, Inc.*................    256,170       23,567,639
    Radio Unica Corp.*..............    265,530        7,667,179
                                                  --------------
                                                     124,600,799
                                                  --------------
BUSINESS SERVICES -- 12.8%
    Adelphia Business Solutions,
      Inc.*.........................    349,925       16,796,399
    AnswerThink Consulting Group,
      Inc.*.........................    116,520        3,990,810
    Appnet Systems, Inc.*...........    354,220       15,497,125
    Breakaway Solutions, Inc.*......     25,705        1,876,465
    Brightpoint, Inc.*..............    285,460        3,746,663
    CIBER, Inc.*....................    139,830        3,845,325
    Digital Impact, Inc.*...........    163,510        8,195,939
    El Sitio, Inc.*.................     51,520        1,893,360
    F5 Networks, Inc.*..............     37,320        4,254,480
    Informatica Corp.*..............    155,385       16,529,078
    Interwoven, Inc.*...............     80,880        9,837,030
    Jupiter Communications, Inc.*...     41,095        1,243,124
    Liberate Technologies, Inc.*....    188,200       48,367,399
    Management Network Group,
      Inc.*.........................     81,755        2,667,257
    MessageMedia, Inc.*.............    115,725        1,627,383
    Pegasus Systems, Inc.*..........    109,135        6,582,205
    Pfsweb, Inc.*...................    133,995        5,024,813
    Phone.com, Inc.*................     45,845        5,315,155
    Rare Medium Group, Inc.*........    280,215        9,562,337
    Retek, Inc.*....................     59,005        4,440,126
    Tanning Technology Corp.*.......    109,680        6,464,265
    Vitria Technology, Inc.*........     32,880        7,693,920
                                                  --------------
                                                     185,450,658
                                                  --------------
CABLE TELEVISION -- 0.5%
    Classic Communications, Inc.*...    177,870        6,503,372
                                                  --------------
CAPITAL GOODS -- 0.3%
    Mettler-Toledo International,
      Inc.*.........................    129,560        4,947,573
                                                  --------------
COMPUTER HARDWARE -- 0.8%
    Insight Enterprises, Inc.*......    240,047        9,751,910
    Paradyne Networks, Inc.*........     52,825        1,439,481
                                                  --------------
                                                      11,191,391
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----
COMPUTER SERVICES & SOFTWARE -- 24.7%
    Active Software, Inc.*..........     36,865   $    3,391,580
    Audible, Inc.*..................     88,200        1,323,000
    Be Free, Inc.*..................     34,735        2,496,578
    Bluestone Software, Inc.*.......     41,195        4,737,425
    Brio Technology, Inc.*..........    201,360        8,457,120
    Broadbase Software, Inc.*.......    107,700       12,116,250
    BSQUARE Corp.*..................     84,640        3,549,590
    Concentric Network Corp.*.......    497,725       15,336,152
    Cysive, Inc.*...................     27,355        1,971,270
    E.piphany, Inc.*................     30,165        6,730,566
    Emulex Corp.*...................     87,840        9,882,000
    Esoft, Inc.*....................    119,315        3,475,049
    Exactis.com, Inc.*..............    199,685        4,854,842
    Exodus Communications, Inc.*....    426,670       37,893,628
    Globix Corp.*...................    537,030       32,221,799
    internet.com LLC*...............     77,200        4,033,700
    Intertrust Technologies
      Corp.*........................    121,545       14,296,731
    Jacada Ltd.*....................     96,350        2,685,756
    JNI Corp.*......................     19,380        1,279,080
    Kana Communications, Inc.*......     35,735        7,325,675
    Keynote Systems, Inc.*..........     34,055        2,511,556
    NaviSite, Inc.*.................    136,575       13,657,500
    Netcentives, Inc.*..............    137,445        8,564,542
    Netiq Corp.*....................    180,985        9,422,532
    Ondisplay, Inc.*................     16,240        1,475,810
    Preview Systems, Inc.*..........     93,300        6,052,838
    Quest Software, Inc.*...........     32,030        3,267,060
    Quintus Corp.*..................     24,265        1,113,157
    Radware Ltd.*...................     29,920        1,290,300
    Razorfish, Inc.*................    245,530       23,356,041
    Scient Corp.*...................    139,770       12,081,369
    Silverstream Software, Inc.*....     78,270        9,314,130
    Software.com, Inc.*.............    102,645        9,853,920
    SonicWALL, Inc.*................     22,420          902,405
    Verio, Inc.*....................    474,030       21,894,261
    VerticalNet, Inc.*..............    307,930       50,500,519
    Xpedior, Inc.*..................    117,230        3,370,363
                                                  --------------
                                                     356,686,094
                                                  --------------
CONSUMER PRODUCTS & SERVICES -- 0.6%
    Action Performance Companies,
      Inc.*.........................    126,715        1,457,223
    Critical Path, Inc.*............     66,990        6,322,181
    Egreetings Network, Inc.*.......     95,960          971,595
                                                  --------------
                                                       8,750,999
                                                  --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.0%
    Applied Micro Circuits Corp.*...    120,730       15,362,893
    Dionex Corp.*...................    287,965       11,860,558
    Galileo Technology Ltd.*........    253,680        6,120,030
    Pittway Corp. Cl-A..............    218,414        9,787,677
    Sawtek, Inc.*...................    219,020       14,578,519
                                                  --------------
                                                      57,709,677
                                                  --------------

AST JANUS SMALL-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
ENTERTAINMENT & LEISURE -- 2.6%
    Ackerley Group, Inc. ...........     34,175   $      619,422
    Championship Auto Racing Teams,
      Inc.*.........................    209,810        4,825,630
    Launch Media, Inc.*.............     82,665        1,565,468
    Playboy Enterprises, Inc.
      Cl-B*.........................    243,115        5,910,733
    Premier Parks, Inc.*............    294,720        8,510,040
    SFX Entertainment, Inc. Cl-A*...    460,235       16,654,755
                                                  --------------
                                                      38,086,048
                                                  --------------
FINANCIAL-BANK & TRUST -- 0.1%
    Digital Insight Corp.*..........     26,110          949,751
                                                  --------------
FINANCIAL SERVICES -- 0.6%
    Investors Financial Service
      Corp. ........................    181,640        8,355,440
                                                  --------------
FOOD -- 0.5%
    Whole Foods Market, Inc.*.......    149,925        6,952,772
                                                  --------------
HEALTHCARE SERVICES -- 0.8%
    Accredo Health, Inc.*...........    149,925        4,610,194
    Apria Healthcare Group, Inc.*...    373,340        6,696,786
                                                  --------------
                                                      11,306,980
                                                  --------------
INSURANCE -- 0.6%
    Blanch, (E.W.) Holdings,
      Inc. .........................     79,185        4,850,081
    StanCorp Financial Group,
      Inc...........................    173,315        4,365,372
                                                  --------------
                                                       9,215,453
                                                  --------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.6%
    Celera Genomics Group*..........     48,365        7,206,385
    Invitrogen Corp.*...............    220,050       13,203,000
    ViroPharma, Inc.*...............     54,630        2,021,310
                                                  --------------
                                                      22,430,695
                                                  --------------
PERSONAL SERVICES -- 0.4%
    Career Education Corp.*.........     89,725        3,443,197
    Corinthian Colleges, Inc.*......     38,200          912,025
    eCollege.com*...................     29,865          326,648
    Lifeminders.com, Inc.*..........     22,780        1,315,545
                                                  --------------
                                                       5,997,415
                                                  --------------
PHARMACEUTICALS -- 6.1%
    Abgenix, Inc.*..................    108,090       14,321,925
    BioCryst Pharmaceuticals,
      Inc.*.........................    198,400        5,852,800
    Enzon, Inc.*....................    854,050       37,044,418
    Priority Healthcare Corp.
      Cl-B*.........................    142,035        4,110,138
    Professional Detailing, Inc.*...    103,620        3,102,124
    QLT PhotoTherapeutics, Inc.*....    410,040       24,089,850
                                                  --------------
                                                      88,521,255
                                                  --------------
PRINTING & PUBLISHING -- 0.9%
    Valassis Communications,
      Inc.*.........................    294,057       12,423,908
                                                  --------------

                                       SHARES         VALUE
                                       ------         -----
RETAIL & MERCHANDISING -- 2.4%
    Ames Department Stores, Inc.*...    272,005   $    7,837,144
    Calico Commerce, Inc.*..........     57,130        3,027,890
    Fogdog, Inc.*...................     52,890          502,455
    Liquid Audio, Inc.*.............    133,395        3,501,619
    pcOrder.com, Inc.*..............    185,815        9,476,564
    Rent-Way, Inc.*.................    206,490        3,858,782
    School Specialty, Inc.*.........    398,055        6,020,582
    SmarterKids.com, Inc.*..........     66,890          484,953
                                                  --------------
                                                      34,709,989
                                                  --------------
SEMICONDUCTORS -- 6.5%
    Alpha Industries, Inc.*.........    305,692       17,519,973
    ATMI, Inc.*.....................    275,945        9,123,432
    Quicklogic Corp.*...............     81,720        1,348,380
    Rudolph Technologies, Inc.*.....     47,145        1,579,358
    SDL, Inc.*......................    244,970       53,403,459
    Silicon Image, Inc.*............     39,740        2,784,284
    TriQuint Semiconductor, Inc.*...     54,295        6,040,319
    Virata Corp.*...................     74,750        2,233,156
                                                  --------------
                                                      94,032,361
                                                  --------------
TELECOMMUNICATIONS -- 5.9%
    Adaptive Broadband Corp.*.......     12,260          904,941
    Caprock Communications Corp.*...    101,525        3,293,217
    CTC Communications Group,
      Inc.*.........................    135,605        5,290,714
    Efficient Networks, Inc.*.......     25,300        1,720,400
    Metasolv Software, Inc.*........     39,140        3,199,695
    Natural MicroSystems Corp.*.....     59,205        2,771,534
    Pac-West Telecomm, Inc.*........    233,560        6,189,340
    Spanish Broadcasting Systems,
      Inc.*.........................    434,580       17,491,844
    Splitrock Services, Inc.*.......    245,715        4,883,586
    Terayon Communication Systems,
      Inc.*.........................    156,545        9,832,983
    Viatel, Inc.*...................    316,225       16,957,566
    WinStar Communications, Inc.*...    136,180       10,196,478
    Z-Tel Technologies, Inc.*.......     44,355        1,790,833
                                                  --------------
                                                      84,523,131
                                                  --------------
UTILITIES -- 0.4%
    Avista Corp. ...................    369,380        5,702,304
                                                  --------------
TOTAL COMMON STOCK
  (Cost $637,164,590)...............               1,247,959,820
                                                  --------------
FOREIGN STOCK -- 1.2%
AUTOMOBILE MANUFACTURERS -- 0.0%
    Ducati Motor Holding SPA --
      (ITL)*........................    187,726          484,015
                                                  --------------
ENTERTAINMENT & LEISURE -- 0.3%
    Corporacion Interamericana de
      Entretenimento -- (MXP)*......  1,079,100        4,310,706
                                                  --------------

AST JANUS SMALL-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
TELECOMMUNICATIONS -- 0.9%
    Cogeco Cable, Inc. -- (CAD).....    322,013   $    6,000,796
    Moffat Communications Ltd. --
      (CAD).........................    370,130        6,666,699
                                                  --------------
                                                      12,667,495
                                                  --------------
TOTAL FOREIGN STOCK
  (Cost $13,376,952)................                  17,462,216
                                                  --------------

                                                PAR
                                               (000)
                                             ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.1%
    Federal Home Loan Bank 1.50%,
      01/03/00..........................     $   18,900      18,898,425
                                                            -----------
    Federal Mortgage Corp. 5.40%,
      01/12/00..........................         25,000      24,958,063
                                                            -----------
    Federal National Mortgage Assoc.
      5.60%, 05/25/00...................         20,000      19,545,778
      5.80%, 03/23/00...................         25,000      24,665,694
                                                            -----------
                                                             44,211,472
                                                            -----------
    (Cost $88,075,786)..................                     88,067,960
                                                            -----------

                                                PAR
                                               (000)           VALUE
                                             ----------     -----------
COMMERCIAL PAPER -- 4.8%
    Household Finance Corp.
      4.50%, 01/03/00
    (Cost $69,982,500)..................     $   70,000     $69,982,500
                                                            -----------

                                              SHARES
                                              ------
SHORT-TERM INVESTMENTS -- 1.0%
    Temporary Investment Cash Fund......     7,234,340          7,234,340
    Temporary Investment Fund...........     7,234,340          7,234,340
                                                           --------------
    (Cost $14,468,680)..................                       14,468,680
                                                           --------------
TOTAL INVESTMENTS -- 99.6%
  (Cost $823,068,508)...................                    1,437,941,176
OTHER ASSETS LESS LIABILITIES -- 0.4%...                        5,270,066
                                                           --------------
NET ASSETS -- 100.0%....................                   $1,443,211,242
                                                           ==============

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.


AST T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
FOREIGN STOCK -- 96.4%
ARGENTINA -- 0.2%
    Banco de Galicia y Buenos Aires
      SA de CV [ADR] ................      14,013   $    277,633
    Telefonica de Argentina SA Cl-B
      [ADR]..........................      16,220        500,793
                                                    ------------
                                                         778,426
                                                    ------------
AUSTRALIA -- 2.4%
    Brambles Industries Ltd. ........      29,000        802,570
    Broken Hill Proprietary Co.
      Ltd. ..........................      57,895        760,778
    Colonial Ltd. ...................     273,852      1,225,260
    Commonwealth Bank of Australia...      77,068      1,328,121
    Lend Lease Corp. Ltd. ...........      54,830        768,737
    News Corp. Ltd. .................     155,957      1,515,440
    News Corp. Ltd. Pfd. ............     119,030      1,020,545
    Publishing & Broadcasting
      Ltd. ..........................     159,300      1,217,197
    TABCORP Holdings Ltd. ...........      99,000        670,854
    Telstra Corp. ...................      69,000        243,438
    Telstra Corp. Ltd. ..............     281,838      1,533,188
    Westpac Banking Corp. Ltd. ......     191,532      1,322,164
                                                    ------------
                                                      12,408,292
                                                    ------------
BELGIUM -- 1.2%
    Dexia Belgium....................       5,296        848,619
    Fortis Cl-B......................      55,084      1,987,218
    KBC Bancassurance Holdings NV....      45,560      2,454,889
    Societe Europeene des Satellites
      [FDR]*.........................       2,600        379,696
    UCB SA...........................       6,320        274,022
                                                    ------------
                                                       5,944,444
                                                    ------------
BRAZIL -- 2.2%
    Banco Itau SA....................   5,317,000        456,205
    Companhia Brasileira de
      Distribuicoa Grupo Pao de
      Acucar [ADR]...................      26,146        844,843
    Companhia Brasileira de
      Distribuicoa Grupo Pao de
      Acucar [GDR]...................       5,160        166,733
    Companhia Energetica de Minas
      Geras..........................  14,496,779        325,004
    Companhia Energetica de Minas
      Geras [ADR]....................      23,971        541,299
    Petroleo Brasileiro SA...........   6,427,508      1,636,675
    Telecomunicacoes Brasileiras SA
      Pfd. [ADR].....................      50,888      6,539,107
    Telesp Celular SA Pfd. Cl-B......   4,494,000        355,739
    Telesp Telecomunicoes Rights*....  20,554,357        483,565
                                                    ------------
                                                      11,349,170
                                                    ------------
CANADA -- 0.4%
    Alcan Aluminium Ltd. ............      19,180        789,257
    Nortel Networks Corp.............       8,300        838,624
    Royal Bank of Canada.............       8,470        372,598
                                                    ------------
                                                       2,000,479
                                                    ------------
CHINA -- 0.1%
    Huaneng Power International, Inc.
      [ADR]..........................      42,000        443,625
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
DENMARK -- 0.3%
    Den Danske Bank..................       4,970   $    544,293
    Tele Danmark AS..................      12,220        907,057
    Unidanmark AS Cl-A...............       4,020        282,632
                                                    ------------
                                                       1,733,982
                                                    ------------
FINLAND -- 2.2%
    Nokia AB Oyj.....................      62,796     11,384,107
                                                    ------------
FRANCE -- 10.9%
    Alcatel..........................      13,682      3,141,803
    AXA SA...........................      22,342      3,114,244
    Banco Frances SA [ADR]...........      16,411        388,736
    Banque National de Paris*........      24,660      2,275,009
    Cap Gemini SA*...................       8,710      2,210,615
    Carrefour Supermarche SA.........      24,824      4,577,777
    Compagnie de Saint-Gobain........       9,740      1,831,461
    Dexia............................       7,306            147
    Groupe Danone....................       1,710        403,001
    Hermes International Designs*....       7,660      1,155,673
    L'Oreal..........................         687        551,108
    Lafarge SA.......................       5,723        666,310
    Legrand SA.......................       8,353      1,987,928
    Pinault-Printemps Redoute SA.....       6,525      1,721,775
    Rhone-Poulenc SA*................      14,310        831,591
    Sanofi SA*.......................      62,828      2,615,882
    Schneider SA.....................      32,608      2,559,969
    Societe Generale.................       8,134      1,892,390
    Societe Television Francaise.....      10,160      5,320,979
    Sodexho Alliance SA..............      15,750      2,787,063
    STMicroelectronics NV............      29,263      4,503,360
    Total Fina SA Cl-B...............      42,824      5,714,756
    Vivendi..........................      67,000      6,049,502
                                                    ------------
                                                      56,301,079
                                                    ------------
GERMANY -- 6.6%
    Allianz AG.......................       6,770      2,273,940
    Aventis AG.......................       9,737        563,881
    Bayer AG.........................      35,245      1,675,460
    Bayerische Hypo-Und Vereinsbank
      AG.............................      44,879      3,064,555
    Deutsche Bank AG.................      31,314      2,650,762
    Deutsche Telekom AG..............      44,176      3,107,759
    Dresdner Bank AG.................      40,393      2,192,751
    Fielmann AG Pfd. ................       5,023        156,826
    Fresenius AG Pfd. ...............       1,820        344,607
    Gehe AG..........................      35,101      1,361,052
    Mannesmann AG....................      43,500     10,532,177
    Rhoen-Klinikum AG................      18,450        678,241
    SAP AG...........................       4,940      2,427,959
    Siemens AG.......................      11,550      1,477,339
    Veba AG..........................      31,214      1,524,704
                                                    ------------
                                                      34,032,013
                                                    ------------

AST T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
HONG KONG -- 3.3%
    Cheung Kong Holdings Ltd. .......     129,000   $  1,638,741
    China Light & Power Co. Ltd. ....     199,000        916,473
    China Telecom Ltd.*..............     675,000      4,220,107
    Dao Heng Bank Group Ltd. ........     102,000        526,172
    Hederson Land Development Co.
      Ltd. ..........................     198,000      1,271,010
    Hong Kong Telecommunications
      Ltd. ..........................     290,400        838,680
    HSBC Holdings PLC................     130,800      1,834,077
    Hutchison Whampoa Ltd. ..........     260,000      3,779,507
    Pacific Century Cyberworks
      Ltd.*..........................     557,000      1,296,932
    Sun Hung Kai Properties Ltd. ....      65,000        677,301
                                                    ------------
                                                      16,999,000
                                                    ------------
INDIA -- 0.2%
    ICICI Ltd.*......................      59,500        825,563
    Mahanagar Telephone Nigam Ltd.
      [GDR]..........................      27,000        303,750
                                                    ------------
                                                       1,129,313
                                                    ------------
IRELAND -- 0.2%
    CBT Group PLC [ADR]*.............      29,560        990,260
                                                    ------------
ITALY -- 5.1%
    Assicurazioni Generali...........      44,960      1,485,233
    Banca Popolare di Brescia........      42,000      3,716,084
    Ente Nazionale Idrocarburi SPA...     394,100      2,167,173
    Instituto Nazionale delle
      Assicurazioni..................     116,000        307,262
    Italgas SPA......................      72,936        276,200
    Mediolanum SPA...................     125,720      1,646,047
    San Paolo-IMI SPA................     124,681      1,693,974
    Seat Pagine Gialle SPA...........     240,000        787,995
    Tecnost SPA*.....................     237,000        895,105
    Telecom Italia Mobile SPA........     692,805      7,738,148
    Telecom Italia SPA...............     295,520      4,166,865
    Unicredito Italiano SPA..........     315,996      1,553,087
                                                    ------------
                                                      26,433,173
                                                    ------------
JAPAN -- 23.1%
    Bridgestone Corp. ...............      30,000        660,664
    Canon, Inc. .....................     138,000      5,483,802
    Citizen Watch Co. Ltd. ..........      45,000        286,288
    Daiichi Pharmaceutical Co.
      Ltd. ..........................      27,000        351,209
    Daiwa House Industry Co. Ltd. ...      85,000        632,280
    DDI Corp. .......................         184      2,521,288
    Denso Corp. .....................     113,000      2,698,640
    East Japan Railway Co. Ltd. .....         213      1,148,703
    Fanuc Co. .......................      18,500      2,355,731
    Fuji Television Network, Inc.....         610        835,862
    Fujitsu Ltd. ....................      95,000      4,332,974
    Hitachi Ltd. ....................     100,000      1,605,168
    Honda Motor Co. Ltd. ............       9,000        334,736
    Ito-Yokado Co. Ltd. .............      15,000      1,629,637
    Kao Corp. .......................      56,000      1,597,729
    Kokuyo Co. Ltd. .................      42,000        559,068

                                         SHARES        VALUE
                                         ------        -----
    Komori Corp. ....................      39,000   $    743,966
    Kuraray Co. Ltd. ................     108,000      1,094,059
    Kyocera Corp. ...................      40,000     10,374,864
    Makita Corp. ....................      58,000        522,267
    Matsushita Electric Industrial
      Co. ...........................     168,000      4,653,421
    Mauri Co. Ltd. ..................      86,000      1,284,487
    Mitsubishi Corp. ................     106,000        818,577
    Mitsubishi Heavy Industries
      Ltd. ..........................     485,000      1,618,724
    Mitsui Fudosan Co. Ltd. .........     215,000      1,456,200
    Murata Manufacturing Co. Ltd. ...      41,000      9,631,007
    NEC Corp. .......................     248,000      5,910,541
    Nippon Telegraph & Telephone
      Corp. .........................         521      8,923,852
    Nomura Securities Co. Ltd. ......     169,000      3,051,825
    NTT Mobile Communication Network,
      Inc. ..........................         167      6,423,706
    Sankyo Co. Ltd. .................      91,000      1,870,412
    Sekisui Chemical Co. Ltd. .......     149,000        660,634
    Sekisui House Ltd. ..............     101,000        894,636
    Seven-Eleven Japan Co. Ltd. .....      10,000      1,585,593
    Shin-Etsu Chemical Co. Ltd. .....      42,000      1,808,750
    Shiseido Co. Ltd. ...............      55,000        802,095
    Softbank Corp.*..................         800        765,783
    Sony Corp. ......................      35,800     10,617,010
    Sumitomo Bank Ltd................     117,000      1,602,065
    Sumitomo Corp. ..................     178,000      1,726,515
    Sumitomo Electric Industries.....     167,000      1,930,381
    TDK Corp. .......................      33,000      4,557,404
    Tokio Marine & Fire Insurance Co.
      Ltd. ..........................      47,000        549,721
    Tokyo Electron Ltd. .............       5,000        685,133
    Toppan Printing Co. Ltd. ........      84,000        838,602
    Toshiba Corp.*...................     348,000      2,656,749
    UNY Co. Ltd. ....................      54,000        528,002
    Yamanouchi Pharmaceutical Co.
      Ltd. ..........................      48,000      1,677,205
                                                    ------------
                                                     119,297,965
                                                    ------------
KOREA -- 1.2%
    Korea Telecom Corp. [ADR]........      25,000      1,868,750
    Pohang Iron & Steel Co. Ltd.
      [ADR]..........................      13,575        475,125
    Samsung Electronics Co. .........      12,806      2,999,908
    SK Telecom Co. Ltd.*.............       2,100        752,708
                                                    ------------
                                                       6,096,491
                                                    ------------
MEXICO -- 1.7%
    Cemex Rights*....................       4,245              0
    Cemex Rights [ADR]*..............       2,027              0
    Cemex SA de CV*..................      67,925        379,950
    Cemex SA de CV [ADR].............      32,436        904,154
    Fomento Economico Mexicano SA de
      CV UBD Units...................     294,820      1,300,630
    Grupo Modelo SA de CV Cl-C.......     213,024        564,317
    Grupo Televisa SA [GDR]*.........      17,634      1,203,521
    Telefonos de Mexico SA Cl-L
      [ADR]..........................      38,014      4,276,574
                                                    ------------
                                                       8,629,146
                                                    ------------

AST T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
NETHERLANDS -- 7.3%
    ABN AMRO Holding NV..............      77,566   $  1,937,392
    AKZO Nobel NV....................       7,768        389,613
    ASM Lithography Holding NV*......      45,230      5,024,543
    CSM NV...........................      58,242      1,243,560
    Elsevier NV......................      75,992        907,710
    Equant NV*.......................      16,746      1,900,770
    Fortis (NL) NV...................      72,564      2,612,713
    Gucci Group NV NY Reg. ..........      14,976      1,714,752
    ING Groep NV.....................      96,132      5,803,356
    Koninklijke (Royal) Philips
      Electronics NV.................      35,404      4,813,772
    KPN NV...........................       9,749        951,433
    Royal Dutch Petroleum Co.........      45,704      2,800,975
    TNT Post Group NV................      10,259        293,956
    United Pan-Europe Communications
      NV*............................       6,268        801,728
    VNU NV...........................      32,700      1,718,487
    Wolters Kluwer NV................     148,934      5,039,966
                                                    ------------
                                                      37,954,726
                                                    ------------
NEW ZEALAND -- 0.2%
    Telecom Corp. of New Zealand
      Ltd. ..........................     238,000      1,119,192
                                                    ------------
NORWAY -- 0.5%
    Norsk Hydro AS...................      13,540        567,580
    Orkla ASA Cl-A...................     120,650      2,077,188
                                                    ------------
                                                       2,644,768
                                                    ------------
PORTUGAL -- 0.3%
    Jeronimo Martins SGPS SA.........      64,969      1,662,013
                                                    ------------
SINGAPORE -- 0.7%
    Singapore Press Holdings Ltd. ...      51,456      1,115,318
    Singapore Telecommunications.....     240,000        495,707
    United Overseas Bank Ltd. .......     251,896      2,223,279
                                                    ------------
                                                       3,834,304
                                                    ------------
SPAIN -- 2.9%
    Argentaria Caja Postal Y Banco
      Hipotecario de Espana SA.......      38,126        895,840
    Banco Bilbao Vizcaya SA..........      44,950        640,138
    Banco Popular Espanol SA.........       7,730        504,097
    Banco Santander Central Hispano
      SA.............................     224,520      2,541,651
    Endesa SA........................      64,002      1,270,500
    Gas Natural SDG SA...............      35,253        812,001
    Iberdrola SA.....................     100,943      1,398,908
    Repsol SA........................      57,625      1,336,013
    Telefonica SA....................     232,275      5,801,611
                                                    ------------
                                                      15,200,759
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
SWEDEN -- 3.1%
    Atlas Copco AB Cl-B..............      26,130   $    743,237
    Electrolux AB Cl-B...............     114,380      2,876,977
    Ericsson, (L.M.) Telephone Co.
      Cl-B...........................      34,860      2,241,234
    Esselte AB.......................      14,410        109,244
    Hennes & Mauritz AB Cl-B.........     157,530      5,276,922
    Nordbanken Holding Co. AB........     326,678      1,919,828
    Sandvik AB Cl-B..................      35,340      1,125,663
    Securitas AB Cl-B................      86,265      1,561,449
                                                    ------------
                                                      15,854,554
                                                    ------------
SWITZERLAND -- 4.7%
    ABB AG*..........................      17,982      2,199,331
    ABB Ltd.*........................       9,865      1,202,398
    Adecco SA........................       7,840      6,105,382
    Credit Suisse Group..............       9,640      1,916,134
    Nestle SA........................       3,048      5,583,757
    Roche Holding AG.................         315      3,738,931
    Swisscom AG......................       1,594        644,688
    UBS AG...........................      10,510      2,838,221
                                                    ------------
                                                      24,228,842
                                                    ------------
TAIWAN -- 0.2%
    Hon Hai Precision Industry Co.
      Ltd. [GDR] 144A*...............      50,940        984,670
                                                    ------------
UNITED KINGDOM -- 15.2%
    Abbey National PLC...............     114,000      1,823,028
    AstraZeneca Group PLC............      80,229      3,327,972
    BG Group PLC.....................     111,642        721,340
    British Petroleum Co. PLC........     209,680      2,108,383
    Cable & Wireless PLC.............     347,300      5,884,824
    Cadbury Schweppes PLC............     374,712      2,263,719
    Caradon PLC......................     144,530        364,197
    Centrica PLC.....................     113,589        322,008
    Compass Group PLC................     311,000      4,270,046
    Diageo PLC.......................     288,236      2,318,626
    Electrocomponents PLC............      90,000        996,559
    GKN PLC..........................      32,000        503,974
    Glaxo Wellcome PLC...............     185,000      5,229,534
    Hays PLC.........................      21,100        336,057
    Kingfisher PLC...................     426,900      4,737,357
    Ladbroke Group PLC...............     191,000        611,646
    Laing, (John) PLC Cl-A...........      70,000        315,468
    Marconi PLC......................     146,000      2,583,559
    National Westminster Bank PLC....     424,670      9,123,395
    Rank Group PLC...................      49,400        156,400
    Reed International PLC...........     650,740      4,872,036
    Rio Tinto PLC....................     121,600      2,936,486
    Safeway PLC......................     129,660        444,012

AST T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Shell Transport & Trading Co.
      PLC............................     820,000   $  6,814,790
    Smith, (Davis S.) Holdings PLC...     141,900        457,276
    SmithKline Beecham PLC...........     397,440      5,071,681
    Tesco PLC........................     489,600      1,488,777
    Tomkins PLC......................     522,444      1,687,808
    Unilever PLC.....................     376,571      2,770,693
    United News & Media PLC..........     118,170      1,506,043
    Vodafone AirTouch PLC............     509,500      2,524,538
                                                    ------------
                                                      78,572,232
                                                    ------------
TOTAL FOREIGN STOCK
(Cost $332,992,554)..................                498,007,025
                                                    ------------
U.S. STOCK -- 0.4%
ELECTRONIC COMPONENTS & EQUIPMENT
    Celestica, Inc.*
    (Cost $1,291,309)................      40,332      2,238,426
                                                    ------------
TOTAL INVESTMENTS -- 96.8%
  (Cost $334,283,863)................                500,245,451
OTHER ASSETS LESS
  LIABILITIES -- 3.2%................                 16,578,367
                                                    ------------
NET ASSETS -- 100.0%.................               $516,823,818
                                                    ============

    The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 1999. Percentages are based on net assets.

INDUSTRY
--------
Aerospace.............................................   0.3%
Automobile Manufacturers..............................   1.9%
Automotive Parts......................................   0.1%
Beverages.............................................   1.7%
Broadcasting..........................................   1.8%
Building Materials....................................   1.4%
Business Services.....................................   1.7%
Chemicals.............................................   6.5%
Clothing & Apparel....................................   0.3%
Conglomerates.........................................   0.3%
Construction..........................................   0.5%
Consumer Products & Services..........................   6.4%
Electronic Components & Equipment.....................  10.1%
Entertainment & Leisure...............................   1.4%
Equipment Services....................................   0.5%
Financial-Bank & Trust................................   6.8%
Financial Services....................................   4.2%
Food..................................................   5.9%
Hotels & Motels.......................................   0.1%
Industrial Products...................................   2.9%
Insurance.............................................   1.7%
Machinery & Equipment.................................   1.0%
Medical Supplies & Equipment..........................   1.2%
Metals & Mining.......................................   1.2%
Office Equipment......................................   2.0%
Oil & Gas.............................................   3.6%
Paper & Forest Products...............................   0.5%
Pharmaceuticals.......................................   5.1%
Printing & Publishing.................................   6.9%
Real Estate...........................................   0.6%
Retail & Merchandising................................   0.9%
Semiconductors........................................   0.5%
Telecommunications....................................  11.4%
Transportation........................................   1.2%
Utilities.............................................   3.8%
                                                        ----
Total.................................................  96.4%
                                                        ====

--------------------------------------------------------------------------------
Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.2% of net assets.

See Notes to Financial Statements.


AST T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)        VALUE
                                        ---------   ------------
FOREIGN BONDS -- 89.1%
AUSTRALIA -- 2.3%
    Australian Government
      8.75%, 08/15/08.................       890    $    653,301
    Federal National Mortgage Assoc.
      6.375%, 08/15/07................     2,000       1,234,372
    Queensland Treasury Corp.
      6.50%, 06/14/05.................     2,000       1,285,972
                                                    ------------
                                                       3,173,645
                                                    ------------
AUSTRIA -- 3.8%
    Austrian National Government
      4.75%, 12/20/04.................   140,000       1,620,270
      5.00%, 01/15/08.................     3,689       3,607,537
                                                    ------------
                                                       5,227,807
                                                    ------------
CANADA -- 1.0%
    Canadian Government
      9.00%, 06/01/25.................     1,500       1,381,954
                                                    ------------
DENMARK -- 5.7%
    Kingdom of Denmark 6.00%,
      11/15/02........................    45,000       6,256,997
      8.00%, 03/15/06.................    10,600       1,619,767
                                                    ------------
                                                       7,876,764
                                                    ------------
EUROPEAN CURRENCY UNIT -- 5.2%
    American Standard Co., Inc.
      7.125%, 06/01/06................       340         343,287
    Carrier 1 13.25%, 02/15/09........       120         128,714
    Cyprus Government 5.375%,
      07/28/08........................       700         660,840
    Dura Operating Corp. 9.00%,
      05/01/09........................       350         333,115
    European Investment Bank 4.00%,
      04/15/09........................     1,400       1,252,583
    Hermes Europe Railtel 10.375%,
      01/15/06........................       320         325,511
    Huntsman ICI Chemicals 10.125%,
      07/01/09........................       280         298,217
    Hypothekenbank In Essen 4.25%,
      07/06/09........................     2,100       1,890,614
    Lloyds TSB Bank PLC 5.625%,
      07/15/49........................       600         559,815
    Metromedia Fiber Network 10.00%,
      12/15/09........................       176         184,349
    Orange PLC 7.625%, 08/01/08.......       320         338,403
    Public Power Corp. 4.50%,
      03/12/09........................       700         616,386
    Slovenian Government 5.375%,
      05/27/05........................       300         298,429
                                                    ------------
                                                       7,230,263
                                                    ------------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)        VALUE
                                        ---------   ------------
FRANCE -- 4.3%
    Caisse Nationale des Autoroutes
      5.85%, 03/24/13.................     1,006    $  1,003,224
    French Treasury Bill 4.50%,
      07/12/02........................     3,142       3,168,266
    Reseau Ferre de France 5.25%,
      04/14/10........................     1,000         970,289
    SunAmerica Institutional Funding
      5.25%, 05/20/09.................     5,500         803,875
                                                    ------------
                                                       5,945,654
                                                    ------------
GERMANY -- 21.4%
    Bank Nederlandse Gemeenten 6.25%,
      08/10/00........................     1,000         522,132
      5.25%, 10/01/01.................     2,100       1,096,367
    Colt Telecom Group PLC 8.875%,
      11/30/07........................       470         251,707
    Deutschland Republic 4.50%,
      05/17/02........................     3,770       3,808,349
      6.875%, 05/12/05................     3,362       3,678,888
      5.25%, 01/04/08.................     2,760       2,766,949
    Inter-American Bank 1.90%,
      07/08/09........................   530,000       5,285,994
    Inter-American Development Bank
      7.00%, 06/08/05.................     4,500       2,500,562
    KFW International Finance, Inc.
      5.50%, 06/18/04.................     2,310       3,549,440
      6.75%, 06/20/05.................     2,301       2,485,036
    Minnesota Mining & Manufacturing
      Co. 5.00%, 10/15/01.............       900         466,211
    SunAmerica Institutional Funding
      5.125%, 04/15/08................     2,800       1,371,675
    Tennessee Valley Authority 6.375%,
      09/18/06........................     3,000       1,620,078
                                                    ------------
                                                      29,403,388
                                                    ------------
GREECE -- 1.9%
    Greek Government 6.50%,
      01/11/14........................   845,000       2,559,769
                                                    ------------
ITALY -- 5.7%
    Italian Government 9.00%,
      10/01/03........................     5,565       6,369,576
      7.25%, 11/01/26.................     1,378       1,571,081
                                                    ------------
                                                       7,940,657
                                                    ------------
JAPAN -- 16.9%
    Asian Development Bank 3.125%,
      06/29/05........................   200,000       2,167,955
    Central Bank of Tunisia 4.95%,
      09/27/11........................    65,000         683,114
    European Investment Bank 4.625%,
      02/26/03........................    80,000         885,661
      3.00%, 09/20/06.................    50,000         544,631
      2.125%, 09/20/07................   140,000       1,438,573

AST T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)        VALUE
                                        ---------   ------------
    International Bank Reconstruction
      & Development 4.75%, 12/20/04...   100,000    $  1,162,279
    Japanese Government 0.90%,
      12/22/08........................   550,000       5,008,434
    KFW International Finance 1.00%,
      12/20/04........................   558,000       5,475,960
    Korea Development Bank 2.56%,
      06/26/01........................   100,000         995,559
      1.875%, 02/13/02................    60,000         591,690
    Korea Industrial Leasing 2.20%,
      08/07/02........................    70,000         685,133
    Republic of Austria 4.50%,
      09/28/05........................   170,000       1,975,790
    Toyota Motor Credit Corp. 1.00%,
      12/20/04........................   150,000       1,464,471
    United Mexican States 3.85%,
      12/31/19........................    35,000         315,161
                                                    ------------
                                                      23,394,411
                                                    ------------
NETHERLANDS -- 5.4%
    Netherlands Government 5.75%,
      01/15/04........................     4,946       5,145,966
      5.50%, 01/15/28.................       720         675,838
    Tecnost International NV 5.375%,
      07/30/04........................     1,300       1,265,173
    United Pan-Europe Communications
      10.875%, 08/01/09...............       400         409,910
                                                    ------------
                                                       7,496,887
                                                    ------------
PORTUGAL -- 0.4%
    European Investment Bank 5.25%,
      03/23/02........................   100,000         507,288
                                                    ------------
RUSSIA -- 0.1%
    Russia Ofz
      30.00%, 07/14/00-09/25/00
        [VR]++........................     5,100          60,054
      0.00%, 05/17/00 [ZCB] ++........     1,980          50,057
      58.75%, 12/15/01 [ZCB] ++.......     1,457          12,254
                                                    ------------
                                                         122,365
                                                    ------------
SPAIN -- 5.0%
    Spanish Government 6.15%,
      01/31/13........................     5,457       5,703,310
      6.00%, 01/31/29.................     1,202       1,205,414
                                                    ------------
                                                       6,908,724
                                                    ------------
SWEDEN -- 2.8%
    Swedish Government 5.50%,
      04/12/02........................    21,500       2,549,959
      6.50%, 10/25/06.................    11,000       1,357,411
                                                    ------------
                                                       3,907,370
                                                    ------------
UNITED KINGDOM -- 7.2%
    Abbey National Treasury 5.25%,
      01/21/04........................       780       1,184,653

                                        PRINCIPAL
                                        IN LOCAL
                                        CURRENCY
                                          (000)        VALUE
                                        ---------   ------------
    Alliance & Leicester BLD 8.75%,
      12/07/06........................     1,300    $  2,249,297
    Doncasters PLC 8.125%, 05/01/09...       200         315,791
    Energis PLC 9.50%, 06/15/09.......       100         171,626
    Federal National Mortgage Assoc.
      6.875%, 06/07/02................       990       1,599,787
    Gallaher Group PLC 5.875%,
      08/06/08........................       500         240,300
    Halifax Building Society 8.75%,
      07/10/06........................       600       1,047,441
    KFW International Finance Series
      NOV 5.50%, 06/18/04.............     1,000       1,537,120
    LCR Finance PLC 4.75%, 12/31/10...       540         781,765
    NTL, Inc. [STEP] 10.75%,
      04/01/08........................       340         370,711
    TDL Infomedia 12.125%, 10/15/09...       145         233,926
    Telewest Communications PLC [STEP]
      9.256%, 04/15/09................       263         263,391
                                                    ------------
                                                       9,995,808
                                                    ------------
TOTAL FOREIGN BONDS
  (Cost $130,847,009).................               123,072,754
                                                    ------------

                                          PAR
                                         (000)
                                        --------
SOVEREIGN ISSUES -- 4.3%
ARGENTINA -- 0.4%
    Republic of Argentina [FRB, BRB]
      5.938%, 03/31/05................  $   198         177,461
      6.00%, 03/31/23.................      575         379,529
                                                   ------------
                                                        556,990
                                                   ------------
BRAZIL -- 0.7%
    Republic of Brazil Capitalization
      [FRB, BRB] 5.00%, 04/15/14......    1,213         907,602
                                                   ------------
BULGARIA -- 0.9%
    National Republic of Bulgaria
      2.50%, 07/28/12.................    1,270         917,575
    National Republic of Bulgaria
      [FRN, BRB] 6.50%, 07/28/11......      355         281,116
                                                   ------------
                                                      1,198,691
                                                   ------------
COLOMBIA -- 0.0%
    Colombian Government 9.75%,
      04/23/09........................       30          27,969
                                                   ------------

AST T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                           PAR
                                          (000)        VALUE
                                        ---------   ------------
MEXICO -- 0.9%
    United Mexican States 11.50%,
      05/15/26........................  $    521    $    618,557
    United Mexican States Cl-W-A [BRB]
      6.25%, 12/31/19.................       600         471,750
    United Mexican States Cl-W-B [BRB]
      6.25%, 12/31/19.................       250         195,938
                                                    ------------
                                                       1,286,245
                                                    ------------
POLAND -- 1.2%
    Government of Poland [STEP, BRB]
      3.00%, 10/27/24.................     1,750       1,078,437
    Government of Poland PDI [BRB]
      5.00%, 10/27/14.................       600         529,499
      5.00%, 10/27/14.................       125         110,313
                                                    ------------
                                                       1,718,249
                                                    ------------
RUSSIA -- 0.2%
    Russia -- IAN [FRN] 5.969%,
      12/15/15........................     1,038         173,216
    Russia Principal Loans [FRN]
      2.984%, 12/15/20................       810         119,475
                                                    ------------
                                                         292,691
                                                    ------------
TOTAL SOVEREIGN ISSUES
  (Cost $6,606,129)...................                 5,988,437
                                                    ------------

                                         SHARES
                                        --------
FOREIGN STOCK -- 0.0%
MEXICO -- 0.0%
    Mexican Value Recovery Rights*....   233,000              0
                                                   ------------
NIGERIA -- 0.0%
    Central Bank of Nigeria
      Warrants*.......................       250              0
                                                   ------------
SWITZERLAND -- 0.0%
    Carrier 1 Warrants*...............       120   $         13
                                                   ------------

                                         SHARES       VALUE
                                        --------   ------------
VENEZUELA -- 0.0%
    Republic of Venezuela Warrants*...     1,250   $          0
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $0)...........................                       13
                                                   ------------
TOTAL INVESTMENTS -- 93.4%
  (Cost $137,453,138).................              129,061,204
OTHER ASSETS LESS
  LIABILITIES -- 6.6%.................                9,082,841
                                                   ------------
NET ASSETS -- 100.0%..................             $138,144,045
                                                   ============

Foreign currency exchange contracts outstanding at December 31, 1999:

                                             IN                      UNREALIZED
SETTLEMENT                 CONTRACTS      EXCHANGE    CONTRACTS    APPRECIATION/
  MONTH      TYPE         TO RECEIVE        FOR        AT VALUE    (DEPRECIATION)
---------------------------------------------------------------------------------
02/00        Buy    CAD      4,423,480   $2,990,858   $3,055,375      $ 64,517
01/00        Buy    EUR      4,928,536    5,000,000    4,971,289       (28,711)
01/00        Buy    JPY    149,321,604    1,458,219    1,465,460         7,241
                                         ----------   ----------      --------
                                         $9,449,077   $9,492,124      $ 43,047
                                         ==========   ==========      ========

                                                          IN         UNREALIZED
SETTLEMENT                 CONTRACTS                   EXCHANGE    APPRECIATION/
  MONTH      TYPE         TO RECEIVE                     FOR       (DEPRECIATION)
---------------------------------------------------------------------------------
01/00        Buy    EUR      1,093,174          CAD    1,638,208     $ (28,407)
01/00        Buy    EUR      1,532,401          GBP      956,617         1,001
01/00        Buy    EUR        971,938          SEK    8,378,103        (6,667)
02/00        Buy    JPY    297,206,669          AUD    4,607,855       (92,399)
                                                                     ---------
                                                                     $(126,472)
                                                                     =========

                                             IN
SETTLEMENT                 CONTRACTS      EXCHANGE    CONTRACTS     UNREALIZED
  MONTH      TYPE         TO DELIVER        FOR        AT VALUE    DEPRECIATION
-------------------------------------------------------------------------------
01/00        Sell   DKK     12,162,803   $1,643,622   $1,648,036     $  4,414
                                         ==========   ==========     ========

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

++ Illiquid security. At the end of the year, these securities amounted to less than 0.1% of net assets.

See Notes to Financial Statements.


AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 98.9%
ADVERTISING -- 1.5%
    DoubleClick, Inc.* ...............     17,700   $  4,479,206
    Lamar Advertising Co.* ...........     21,800      1,320,263
                                                    ------------
                                                       5,799,469
                                                    ------------
BROADCASTING -- 4.4%
    AMFM, Inc.* ......................     21,300      1,666,725
    Emmis Communications Corp.
      Cl-A* ..........................     60,400      7,528,294
    Entercom Communications Corp.* ...     58,900      3,887,400
    Westwood One, Inc.* ..............     55,000      4,180,000
                                                    ------------
                                                      17,262,419
                                                    ------------
BUSINESS SERVICES -- 6.3%
    CheckFree Holdings Corp.* ........     78,000      8,150,999
    Clarent, Corp.* ..................     22,200      1,726,050
    Digex, Inc.* .....................     45,100      3,100,625
    Micromuse, Inc.* .................     19,600      3,332,000
    Phone.com, Inc.* .................      8,600        997,063
    PurchasePro.com, Inc.* ...........     14,500      1,993,750
    Safeguard Scientifics, Inc.* .....     34,200      5,542,538
                                                    ------------
                                                      24,843,025
                                                    ------------
CLOTHING & APPAREL -- 1.6%
    AnnTaylor Stores Corp.* ..........     63,300      2,179,894
    Limited, Inc. ....................     90,900      3,937,106
                                                    ------------
                                                       6,117,000
                                                    ------------
COMPUTER HARDWARE -- 1.2%
    Adaptec, Inc.* ...................     98,800      4,927,650
                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 25.0%
    BEA Systems, Inc.* ...............     30,100      2,105,119
    BroadVision, Inc.* ...............     25,600      4,353,600
    Citrix Systems, Inc.* ............    121,600     14,956,799
    CMG PLC* .........................      7,700      2,131,938
    Comverse Technology, Inc.* .......     51,400      7,440,149
    Covad Communications Group,
      Inc.* ..........................     49,800      2,785,688
    Intuit, Inc.* ....................    113,000      6,772,938
    Lycos, Inc.* .....................     39,700      3,158,631
    Network Appliance, Inc.* .........     78,000      6,478,875
    Peregrine Systems, Inc.* .........     85,600      7,072,700
    Portal Software, Inc.* ...........     20,700      2,129,513
    PSINet, Inc.* ....................     82,600      5,100,550
    Rational Software Corp.* .........     93,800      4,607,925
    Siebel Systems, Inc.* ............     81,900      6,879,600
    Starmedia Network, Inc.* .........     47,900      1,918,994
    USWeb Corp.* .....................    108,100      4,803,694
    VERITAS Software Corp.* ..........    109,450     15,665,030
                                                    ------------
                                                      98,361,743
                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.7%
    S1 Corp.* ........................     35,200      2,750,000
                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 13.1%
    Altera Corp.* ....................     84,300      4,178,119
    Analog Devices, Inc.* ............     54,800      5,096,400
    Broadcom Corp.* ..................      6,200      1,688,725
    Conexant Systems, Inc.* ..........     75,400      5,004,675
    E-Tek Dynamics, Inc.* ............     28,600      3,850,275

                                         SHARES        VALUE
                                         ------        -----
    Flextronics International
      Ltd.* ..........................    109,000   $  5,014,000
    Gemstar International Group
      Ltd.* ..........................    106,700      7,602,374
    KLA-Tencor Corp.* ................      9,900      1,102,613
    Metromedia Fiber Network, Inc.
      Cl-A* ..........................    149,300      7,157,068
    Sanmina Corp.* ...................     69,800      6,971,275
    Tandy Corp.* .....................     85,000      4,180,938
                                                    ------------
                                                      51,846,462
                                                    ------------
ENTERTAINMENT & LEISURE -- 2.6%
    Harley-Davidson, Inc. ............     87,800      5,624,687
    Park Place Entertainment
      Corp.* .........................    255,900      3,198,750
    Royal Caribbean Cruises Ltd. .....     28,600      1,410,338
                                                    ------------
                                                      10,233,775
                                                    ------------
FINANCIAL SERVICES -- 4.3%
    Capital One Financial Corp. ......     75,300      3,628,519
    Donaldson, Lufkin & Jenrette,
      Inc. ...........................     49,900      2,413,913
    E*TRADE Group, Inc.* .............    129,400      3,380,575
    Lehman Brothers Holdings, Inc. ...     40,100      3,395,969
    Providian Financial Corp. ........     47,400      4,316,362
                                                    ------------
                                                      17,135,338
                                                    ------------
FOOD -- 0.5%
    Starbucks Corp.* .................     79,000      1,915,750
                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 3.1%
    MiniMed, Inc.* ...................     60,500      4,431,625
    PE Corp. -- PE Biosystems Group...     64,900      7,808,281
                                                    ------------
                                                      12,239,906
                                                    ------------
OIL & GAS -- 1.3%
    Coastal Corp. ....................     80,800      2,863,350
    Union Pacific Resources Group,
      Inc. ...........................    186,000      2,371,500
                                                    ------------
                                                       5,234,850
                                                    ------------
PHARMACEUTICALS -- 8.8%
    Biogen, Inc.* ....................     82,800      6,996,600
    Gilead Sciences, Inc.* ...........     77,500      4,194,688
    Immunex Corp.* ...................     43,600      4,766,025
    MedImmune, Inc.* .................     52,500      8,708,437
    QLT PhotoTherapeutics, Inc.* .....     64,400      3,783,500
    Sepracor, Inc.* ..................     33,000      3,273,188
    Waters Corp.* ....................     53,200      2,819,600
                                                    ------------
                                                      34,542,038
                                                    ------------
PRINTING & PUBLISHING -- 0.9%
    Valassis Communications, Inc.* ...     85,650      3,618,713
                                                    ------------
RETAIL & MERCHANDISING -- 4.8%
    Best Buy Co., Inc.* ..............     69,800      3,503,088
    Circuit City Stores, Inc. ........     81,700      3,681,606
    FreeMarkets, Inc.* ...............      3,600      1,228,725
    Tiffany & Co. ....................     59,100      5,274,675
    Williams-Sonoma, Inc.* ...........    115,200      5,299,200
                                                    ------------
                                                      18,987,294
                                                    ------------
SEMICONDUCTORS -- 8.4%
    JDS Uniphase Corp.* ..............     35,700      5,758,856
    Maxim Integrated Products,
      Inc.* ..........................    148,000      6,983,750

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    PMC-Sierra, Inc.* ................     48,400   $  7,759,125
    Qlogic Corp* .....................     13,100      2,094,363
                                                    ------------
    Vitesse Semiconductor Corp.* .....     89,800      4,708,888
    Xilinx, Inc.* ....................    127,700      5,806,359
                                                    ------------
                                                      33,111,341
                                                    ------------
TELECOMMUNICATIONS -- 9.3%
    Adelphia Communications Corp.
      Cl-A* ..........................     44,700      2,933,438
    Copper Mountain Networks,
      Inc.* ..........................     39,000      1,901,250
    EchoStar Communications Corp.
      Cl-A* ..........................     40,300      3,929,250
    Efficient Networks, Inc.* ........     57,700      3,923,600
    Intermedia Communications,
      Inc.* ..........................    114,900      4,459,556
    Next Level Communications,
      Inc.* ..........................     11,700        876,038
    NTL, Inc.* .......................     61,900      7,722,024
    Voicestream Wireless Corp.* ......     43,000      6,119,437
    WinStar Communications, Inc.* ....     64,000      4,792,000
                                                    ------------
                                                      36,656,593
                                                    ------------

                                         SHARES        VALUE
                                         ------        -----
UTILITIES -- 1.1%
    Calpine Corp.* ...................     66,200   $  4,236,800
                                                    ------------
TOTAL COMMON STOCK
  (Cost $238,875,725).................               389,820,166
                                                    ------------
SHORT-TERM INVESTMENTS -- 4.3%
    Temporary Investment Cash Fund ...  8,550,250      8,550,250
    Temporary Investment Fund ........  8,550,250      8,550,250
                                                    ------------
    (Cost $17,100,500)................                17,100,500
                                                    ------------
TOTAL INVESTMENTS -- 103.2%
  (Cost $255,976,225).................               406,920,666
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (3.2)%....................               (12,595,472)
                                                    ------------
NET ASSETS -- 100.0%..................              $394,325,194
                                                    ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.


AST FOUNDERS PASSPORT PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
FOREIGN STOCK -- 99.1%
AUSTRALIA -- 5.5%
    Catuity, Inc.*..................       9,678   $    109,995
    Challenger International........     272,677        738,093
    Chaosmusic Ltd.*................      61,925         43,533
    Davnet Ltd.*....................     836,475      1,263,997
    ERG Ltd.*.......................     103,400        580,834
    FiberTel Ltd.*..................     202,275        182,066
    Formida Holdings Ltd.*..........      13,852         27,211
    Health Communications Network
      Ltd.*.........................     622,350        633,770
    Multiemedia.com Ltd.*...........   1,809,150        843,914
    One.Tel*........................     446,625        689,567
    PowerLan Ltd.*..................     450,900        438,437
    Sausage Software Ltd.*..........     391,200      1,336,496
    Solution 6 Holdings Ltd.*.......      97,975      1,068,535
    Solutions Ltd.*.................     497,600      2,255,770
    Technology One Ltd.*............     163,825        315,365
    Westel Group Ltd.*..............   2,675,982      1,441,659
                                                   ------------
                                                     11,969,242
                                                   ------------
AUSTRIA -- 0.5%
    Austria Technologie &
      Systemtechnik AG*.............      16,700        872,928
    DO & CO Restaurants &
      Catering*.....................       7,000        262,967
                                                   ------------
                                                      1,135,895
                                                   ------------
BRAZIL -- 1.5%
    Tele Celular Sul Participacoes
      SA [ADR]*.....................      44,000      1,397,000
    Tele Centro Oeste Celular
      Participacoes SA [ADR]*.......     158,300      1,028,950
    Tele Nordeste Celular
      Participacoes SA [ADR]*.......      15,900        802,950
                                                   ------------
                                                      3,228,900
                                                   ------------
DENMARK -- 0.8%
    Vestas Wind Systems AS 144A*....       9,375      1,660,481
                                                   ------------
DOMINICAN REPUBLIC -- 0.4%
    Tricom SA [ADR]*................      38,050        856,125
                                                   ------------
EGYPT -- 0.5%
    Commercial International Bank
      [GDR]*........................      76,900      1,101,208
                                                   ------------
FINLAND -- 4.5%
    Comptel Oyj*....................      26,750      1,881,579
    Data Fellows Oyj*...............      16,175        472,429
    Elcoteq Network.................      18,975        290,482
    JOT Automation Group Oyj........      96,875        902,502
    PMJ automec Oyj.................      49,800        585,322
    Stonesoft Oyj*..................      98,200      1,305,509
    Talentum Oyj Cl-B...............      44,725      1,085,580
    Teleste Oyj*....................     143,300      2,338,061
    TJ Group Oyj*...................      26,400        930,607
                                                   ------------
                                                      9,792,071
                                                   ------------
FRANCE -- 5.9%
    ALTEN...........................       6,475      1,116,447
    Avenir Telecom*.................       3,275        620,762
    Coheris Atix*...................       4,057   $    747,331
    Consodata SA*...................      22,950      1,040,135
    Cross Systems*..................       2,825        625,944
    FI System.......................       3,276        996,427
    Infosources*....................      16,175      1,197,364
    IPSOS*..........................      15,525      1,283,717
    Neopost SA*.....................      26,150      1,099,569
    Remy Cointreau SA*..............      34,200        768,802
    Silicon-On-Insulator
      Technologies (Soitec)*........       5,700        774,428
    Valtech*........................      11,125        918,213
    Wavecom SA*.....................      19,425      1,711,843
                                                   ------------
                                                     12,900,982
                                                   ------------
GERMANY -- 14.4%
    ADVA AG Optical Networking*.....       7,225      1,368,013
    Articon Information Systems
      AG*...........................      16,175        822,679
    Balda AG*.......................      11,950        974,872
    Brokat Infosystems AG*..........      11,050      2,203,545
    Easy Software AG*...............      10,339        499,821
    Emprise Management Consulting
      AG*...........................      36,840      2,422,854
    Fantastic Corp.*................      15,000      2,719,307
    Fluxx.com AG*...................      16,300        508,913
    GFK AG*144A.....................      39,975      1,610,434
    Intermediahouse.com*............       8,650        331,050
    Intershop Communications AG*....       7,651      2,188,422
    JUMPtec Industrielle
      Computertechnik AG*...........       3,500        305,972
    Kabel New Media*................       4,050        101,566
    Kamps AG........................      26,747      1,858,740
    Pandatel AG*....................       5,550        380,099
    Pixelpark AG....................      12,700      1,496,525
    ricardo.de AG*..................      25,479      3,015,190
    Secunet Security AG*............      27,525      1,250,254
    SinnerSchrader AG*..............      22,550      1,078,784
    Telegate AG*....................      24,525      1,427,682
    Tomorrow Internet*..............      26,500      1,361,164
    Utimaco Safeware AG*............      11,225      1,882,327
    Zapf Creation AG*...............      42,450      1,415,143
                                                   ------------
                                                     31,223,356
                                                   ------------
GREECE -- 0.7%
    Etba Leasing SA*................      56,300        514,908
    Intralot SA*....................         350         28,329
    Jazztel PLC [ADR]*..............      14,125        919,890
                                                   ------------
                                                      1,463,127
                                                   ------------
HONG KONG -- 4.1%
    ASM Pacific Technology Ltd. ....     234,000        415,411
    CCT Telecom Holdings Ltd........   1,720,000      1,272,271
    E-New Media Co. Ltd.............   3,800,000      1,857,593
    Hanny Holdings Ltd.*............   1,476,000      1,395,588
    Quality Healthcare*.............      48,000         18,524

AST FOUNDERS PASSPORT PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Sino-I.com Ltd.*................  11,891,000   $  1,101,373
    TCL International Holdings
      Ltd.*.........................   4,108,000      2,880,119
                                                   ------------
                                                      8,940,879
                                                   ------------
INDONESIA -- 0.7%
    Multipolar Corp.*...............   7,733,000      1,355,696
    PT Kalbe Farma*.................   1,486,000        239,249
                                                   ------------
                                                      1,594,945
                                                   ------------
IRELAND -- 1.1%
    Grafton Group PLC...............      14,900        337,647
    ITG Group PLC*..................     177,879      1,746,723
    Jurys Doyle Hotel Group PLC.....      35,975        264,495
                                                   ------------
                                                      2,348,865
                                                   ------------
ISRAEL -- 0.6%
    BATM Advanced Communications
      Ltd. .........................      16,950      1,396,346
                                                   ------------
ITALY -- 2.9%
    Class Editori SPA...............     108,850      1,896,571
    Ericsson SPA....................      39,775      2,269,366
    Magneti Marelli SPA*............     238,225        909,329
    Tiscali SPA*....................       2,900      1,177,057
                                                   ------------
                                                      6,252,323
                                                   ------------
JAPAN -- 10.6%
    Alpha Systems, Inc. ............       4,200        883,821
    Chiyoda Integre Co. Ltd. .......      29,000        383,185
    Enplas Corp. ...................      12,700        472,350
    Global-Dining, Inc. ............      15,000      1,086,425
    H.I.S. Co. Ltd. ................       7,980        569,386
    INES Corp. .....................      68,000      2,202,995
    Innotech Corp. .................      36,800      1,656,846
    Justsystem Corp. ...............       6,000        364,099
    Kappa Create Co. Ltd. ..........      36,000        757,561
    Kinseki Ltd. ...................      51,000        541,597
    Koha Co. Ltd. ..................       8,000        555,936
    Megane Top Co. Ltd. ............      25,000        856,416
    Mobilephone Telecommunications
      International Ltd. ...........       4,500      4,492,513
    Moritex Corp. ..................       4,000        195,752
    NIDEC Copal Electronics
      Corp. ........................      58,000      1,084,271
    Nikko Travel Co. Ltd. ..........      37,000        778,604
    PC DEPOT Corp. .................         300        396,398
    PCA Corp. ......................      15,063        950,928
    Plaza Create Co. Ltd. ..........      11,500      1,181,854
    RENOWN, Inc. ...................      43,000        105,217
    Shobunsha Publications, Inc. ...       4,600        288,147
    Tanseisha Co. Ltd. .............      63,500        435,059
    Uchida Yoko Co. Ltd. ...........     199,000      1,217,334
    Yokowo Co. Ltd. ................      55,000      1,372,712
    Zuken, Inc. ....................       8,200        313,810
                                                   ------------
                                                     23,143,216
                                                   ------------
KOREA -- 1.6%
    Cybertek Holdings*..............         100          1,541
    Kasan Electronics...............         100            771
    Korea Technology Banking Co. ...      29,000        280,934
    Kumho Electric, Inc. ...........      11,893        379,152

                                        SHARES        VALUE
                                        ------        -----
    LG Ad, Inc.*....................      15,120   $    838,890
    Mirae Co. ......................     145,100      1,128,343
    The Will-Bes & Co. .............      79,790        797,605
                                                   ------------
                                                      3,427,236
                                                   ------------
MALAYSIA -- 0.0%
    KFC Holdings Berhad Warrants*...      21,333          9,993
                                                   ------------
MEXICO -- 3.1%
    Consorcio Ara SA*...............     447,175        731,526
    Corporacion GEO SA*.............     260,600      1,045,150
    Corporacion Interamericana de
      Entrerenimiento SA*...........     139,625        557,763
    Datacapital SA Cl-B*............   1,095,150        471,579
    Grupo Elektra SA*...............   1,260,275      1,242,319
    Grupo Radio Centro SA de CV
      [ADR]*........................      68,100        570,338
    Grupo Sanborns SA*..............     997,725      2,148,136
                                                   ------------
                                                      6,766,811
                                                   ------------
NETHERLANDS -- 2.4%
    ASM International NV*...........     101,575      2,352,931
    Detron Group NV*................      34,175        736,575
    Meta4 NV*.......................      47,000        373,955
    Unit 4*.........................      64,617      1,656,262
                                                   ------------
                                                      5,119,723
                                                   ------------
NEW ZEALAND -- 0.6%
    Advantage Group Ltd.*...........     683,375      1,392,544
                                                   ------------
NORWAY -- 2.7%
    Norman ASA*.....................     135,750      1,473,426
    Opticom ASA*....................      10,425      2,211,029
    VISMA ASA.......................     287,750      2,153,952
                                                   ------------
                                                      5,838,407
                                                   ------------
SINGAPORE -- 1.9%
    JIT Holdings Ltd.*..............      73,000        254,218
    Keppel Telecommunications &
      Transportation Ltd. ..........     598,000        973,029
    Manufacturing Integration
      Technololy Ltd.*..............     830,000        548,184
    Mediaring.com 144A*.............     549,000        593,335
    PCI Ltd. .......................      59,000         48,178
    WBL Corp. ......................     638,000      1,693,161
                                                   ------------
                                                      4,110,105
                                                   ------------
SOUTH AFRICA -- 0.6%
    Anglovaal Industries Ltd.*......     224,700        217,581
    Ixchange Technology Holdings
      Ltd.*.........................     232,500        982,129
                                                   ------------
                                                      1,199,710
                                                   ------------
SWEDEN -- 9.5%
    Arkivator AB*...................      27,450        700,123
    Aspiro Information AB*..........      24,000        685,642
    Connecta AB*144A................      25,675        875,147
    Connova Group AB*...............     115,650      1,950,609
    Enea Data AB....................      12,525        964,254
    Framtidsfabriken AB*............       9,275      1,678,832
    HiQ International AB*...........      17,875      1,145,025

AST FOUNDERS PASSPORT PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Industrial & Financial Systems
      Cl-B*.........................      24,700   $    537,083
    Infocast AB*....................       4,350         28,121
    Information Highway AB..........      15,075      2,498,325
    Mandator AB.....................     117,500      1,753,937
    Modul 1 Data AB.................      26,925        291,150
    Semcon AB.......................      86,000      1,010,813
    Sifo Group AB Cl-B*.............      27,225        345,592
    Sigma AB Cl-B...................      60,575      1,295,798
    SwitchCore AB*..................      45,300      1,852,891
    Technology Nexus AB*............      60,175      1,131,641
    Telelogic AB*...................      17,100        908,463
    Teligent AB*....................      55,750        950,135
                                                   ------------
                                                     20,603,581
                                                   ------------
SWITZERLAND -- 2.1%
    4M Technologies Holding SA*.....       5,350      1,609,401
    Edipresse SA....................       1,750        967,154
    Kudelski SA*....................         175      1,044,087
    Miracle Holding AG*.............       1,800        520,003
    SEZ Holding AG..................         575        321,752
                                                   ------------
                                                      4,462,397
                                                   ------------
UNITED KINGDOM -- 19.9%
    African Lakes Corp. PLC*........     396,825        631,377
    AIT Group PLC...................       9,950        242,691
    Autonomy Corp. PLC*.............      48,300      2,342,550
    Baltimore Technologies PLC*.....       2,400        198,682
    Bloomsbury Publishing PLC.......      60,200        792,028
    Capital Radio PLC...............      56,075      1,355,499
    Celltech Group PLC*.............     100,750        864,971
    Chrysalis Group PLC*............       2,750         67,964
    Dialog Semiconductor PLC
      144A*.........................      38,925      2,861,844
    Durlacher Corp.*................      77,950      2,105,889
    Eidos PLC [ADR]*................       7,100        589,300
    F.I. Group PLC..................     101,225      1,254,930
    Fibernet Group PLC*.............       8,250        234,542
    GEO Interactive Media Group
      PLC*..........................      60,350      1,691,336
    Glotel PLC*.....................     114,600      1,346,700
    Goldshield Group PLC............      11,625        122,056
    Guardian IT PLC.................     107,725      1,667,869
    GWR Group PLC...................     107,950      1,133,416
    Harrier Group PLC*..............     136,250        913,351
    HIT Entertainment PLC...........       6,000        208,858
    Incepta Group PLC...............     219,875        403,111
    Independent Energy Holdings PLC
      [ADR]*........................      40,675      1,354,986
    Infobank International Holdings
      PLC*..........................      39,675      1,175,997
    International Quantum Epitaxy
      PLC*..........................       5,600        218,400
    Kewill Systems PLC..............      41,100      1,038,985

                                        SHARES        VALUE
                                        ------        -----
    Matalan PLC.....................      58,950   $  1,621,154
    NetBenefit PLC*.................      14,500        208,454
    NewMedia SPARK PLC*.............     340,000        906,183
    NXT PLC*........................      58,950      1,295,018
    Pace Micro Tech PLC.............     211,100      1,773,147
    QXL Ltd.*.......................      94,700      2,225,698
    Recognition Systems Group
      PLC*..........................     273,600      1,542,392
    Redstone Telecom PLC............     115,100        911,013
    RM PLC..........................      70,000        969,584
    Sherwood International PLC......      74,800      1,498,223
    Sportsworld Media Group PLC*....      34,775        276,086
    Superscape VR PLC*..............     115,600        637,678
    The Exchange Holdings PLC*......     236,275      1,312,893
    Trafficmaster PLC*..............      91,483      1,344,730
    VideoLogic Group PLC*...........     244,500      1,603,460
    Whatman PLC.....................      30,300        636,267
                                                   ------------
                                                     43,579,312
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $156,317,567)...............                215,517,780
                                                   ------------
U.S. STOCK -- 3.9%
BUSINESS SERVICES -- 0.7%
    El Sitio, Inc.*.................      44,325      1,628,944
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.7%
    Sensar Corp.*...................      24,800      1,475,600
                                                   ------------
MACHINERY & EQUIPMENT -- 0.3%
    Toolex International NV*........      32,000        544,000
                                                   ------------
TELECOMMUNICATIONS -- 2.2%
    AudioCodes Ltd.*................      14,975      1,377,700
    FirstCom Corp.*.................      24,625        904,969
    NDS Group PLC*..................      33,775      1,030,138
    SCM Microsystems, Inc.*.........      22,775      1,456,177
                                                   ------------
                                                      4,768,984
                                                   ------------
TOTAL U.S. STOCK
  (Cost $7,751,272).................                  8,417,528
                                                   ------------
                                         PAR
                                        (000)
                                      ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.8%
    Federal Home Loan Bank
      1.50%, 01/03/00
    (Cost $3,958,670)...............  $    3,959      3,958,670
                                                   ------------
TOTAL INVESTMENTS -- 104.8%
  (Cost $168,027,509)...............                227,893,978
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (4.8)%..................                (10,496,975)
                                                   ------------
NET ASSETS -- 100.0%................               $217,397,003
                                                   ============

AST FOUNDERS PASSPORT PORTFOLIO
--------------------------------------------------------------------------------

Foreign currency exchange contracts outstanding at December 31, 1999:

                                              IN                        UNREALIZED
SETTLEMENT                 CONTRACTS       EXCHANGE      CONTRACTS    APPRECIATION/
  MONTH      TYPE          TO RECEIVE         FOR        AT VALUE     (DEPRECIATION)
------------------------------------------------------------------------------------
01/00        Buy    AUD       1,253,090   $   819,521   $   822,853      $  3,332
01/00        Buy    CHF         820,347       514,418       515,468         1,050
01/00        Buy    EUR       2,975,897     2,999,759     2,998,054        (1,705)
01/00        Buy    GBP         174,359       281,636       281,631            (5)
01/00        Buy    HKD       6,077,011       782,011       781,750          (261)
01/00        Buy    IDR  10,528,028,501     1,523,391     1,501,930       (21,461)
01/00        Buy    JPY     504,629,595     4,950,576     4,943,065        (7,511)
01/00        Buy    SGD       1,333,724       801,759       801,027          (732)
                                          -----------   -----------      --------
                                          $12,673,071   $12,645,778      ($27,293)
                                          ===========   ===========      ========

                                         IN
SETTLEMENT               CONTRACTS    EXCHANGE   CONTRACTS    UNREALIZED
  MONTH      TYPE        TO DELIVER     FOR      AT VALUE    APPRECIATION
-------------------------------------------------------------------------
01/00        Sell   GBP   441,548     $713,762   $713,198        $564
                                      ========   ========        ====

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 1999. Percentages are based on net assets.

INDUSTRY
--------
Advertising...........................................   0.4%
Automobile Manufacturers..............................   0.3%
Automotive Parts......................................   0.4%
Beverages.............................................   0.4%
Broadcasting..........................................   1.7%
Building Materials....................................   0.2%
Business Services.....................................  12.3%
Clothing & Apparel....................................   0.4%
Computer Hardware.....................................   1.8%
Computer Services & Software..........................  24.5%
Conglomerates.........................................   1.0%
Construction..........................................   0.2%
Consumer Products & Services..........................   4.5%
Electronic Components & Equipment.....................   7.9%
Entertainment & Leisure...............................   0.9%
Financial Services....................................   2.4%
Food..................................................   1.2%
Hotels & Motels.......................................   0.6%
Industrial Products...................................   0.4%
Machinery & Equipment.................................   1.5%
Metals & Mining.......................................   0.3%
Office Equipment......................................   0.6%
Pharmaceuticals.......................................   0.6%
Printing & Publishing.................................   2.1%
Real Estate...........................................   0.8%
Retail & Merchandising................................   6.0%
Semiconductors........................................   4.5%
Telecommunications....................................  19.5%
Transportation........................................   0.3%
Utilities.............................................   1.4%
                                                        ----
Total.................................................  99.1%
                                                        ====

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 7.5% of net assets.

See Notes to Financial Statements.


AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 87.2%
BUILDING & REAL ESTATE -- 3.6%
    Archstone Communities Trust
      [REIT].........................     19,285   $    395,343
    Camden Property Trust............     30,100        823,988
    Kilroy Realty Corp. .............     27,000        594,000
    Post Properties, Inc. [REIT].....     24,000        917,999
    United Dominion Realty Trust
      [REIT].........................     22,000        217,250
    Weeks Corp. .....................     39,330        766,935
                                                   ------------
                                                      3,715,515
                                                   ------------
BUILDING MATERIALS -- 0.5%
    Martin Marietta Materials,
      Inc. ..........................     12,500        512,500
                                                   ------------
CHEMICALS -- 5.0%
    Bush Boake Allen, Inc.*..........     41,400      1,016,888
    Grace, (W.R.) & Co.*.............     60,800        843,600
    Millennium Chemicals, Inc. ......     61,500      1,214,624
    Octel Corp.*.....................     77,375        802,766
    Olin Corp. ......................     32,800        649,850
    Union Carbide Corp. .............      8,000        534,000
                                                   ------------
                                                      5,061,728
                                                   ------------
CONTAINERS & PACKAGING -- 1.0%
    Smurfit-Stone Container Corp.*...     43,600      1,068,200
                                                   ------------
DIVERSIFIED METALS -- 2.5%
    Nucor Corp. .....................     21,500      1,178,469
    Reynolds Metals Co. .............     18,200      1,394,575
                                                   ------------
                                                      2,573,044
                                                   ------------
DIVERSIFIED RESOURCES -- 2.0%
    Burlington Northern Santa Fe
      Corp. .........................     17,900        434,075
    IMC Global, Inc. ................     95,800      1,568,725
                                                   ------------
                                                      2,002,800
                                                   ------------
ENERGY SERVICES -- 4.3%
    Coflexip SA [ADR]................     25,500        969,000
    Halliburton Co. .................      4,600        185,150
    Layne Christensen Co.*...........     45,000        326,250
    McDermott International, Inc. ...    124,500      1,128,281
    Niagara Mohawk Holdings, Inc.*...    131,300      1,829,994
                                                   ------------
                                                      4,438,675
                                                   ------------
ENVIRONMENTAL SERVICES -- 1.0%
    TETRA Technologies, Inc.*........     35,000        253,750
    Waste Management, Inc. ..........     47,000        807,813
                                                   ------------
                                                      1,061,563
                                                   ------------
HOTELS & MOTELS -- 0.2%
    Hilton Hotels Corp. .............     26,400        254,100
                                                   ------------
INTEGRATED PETROLEUM -- 13.3%
    Amerada Hess Corp. ..............     52,100      2,956,674
    Atlantic Richfield Co. ..........     12,900      1,115,850
    Chevron Corp. ...................     14,052      1,217,255
    Norsk Hydro AS [ADR].............     18,000        769,500
    Occidental Petroleum Corp. ......     55,000      1,189,375
    Royal Dutch Petroleum Co. .......     50,000      3,021,874

                                        SHARES        VALUE
                                        ------        -----
    Texaco, Inc. ....................     39,000   $  2,118,188
    USX-Marathon Group, Inc. ........     46,000      1,135,625
                                                   ------------
                                                     13,524,341
                                                   ------------
MACHINERY & EQUIPMENT -- 3.3%
    Baker Hughes, Inc. ..............    133,200      2,805,525
    Smith International, Inc.*.......     11,800        586,313
                                                   ------------
                                                      3,391,838
                                                   ------------
METALS & MINING -- 6.4%
    Aber Resources Ltd.*.............     20,700        129,375
    Alcan Aluminium Ltd. ............     25,000      1,029,688
    Allegheny Technologies, Inc. ....     58,000      1,301,375
    Cleveland-Cliffs, Inc. ..........     29,000        902,625
    Inco Ltd.*.......................     32,500        282,344
    Inco Ltd. Cl-VBN*................     95,800      2,251,299
    Lihir Gold Ltd. [ADR]*...........     45,000        652,500
                                                   ------------
                                                      6,549,206
                                                   ------------
NON-FERROUS METALS -- 2.3%
    Phelps Dodge Corp. ..............     34,950      2,346,019
                                                   ------------
OIL & GAS -- 24.1%
    Anadarko Petroleum Corp. ........     15,500        528,938
    BJ Services Co.*.................    105,800      4,423,762
    BP Amoco PLC [ADR]...............     14,400        854,100
    Burlington Resources, Inc. ......     27,900        922,444
    Devon Energy Corp. ..............      9,635        316,751
    Diamond Offshore Drilling,
      Inc. ..........................      4,000        122,250
    Exxon Mobil Corp. ...............     33,109      2,667,343
    Global Industries Ltd.*..........     15,000        129,375
    Helmerich & Payne, Inc. .........     40,000        872,500
    Key Energy Services, Inc.*.......    285,000      1,478,438
    Kinder Morgan, Inc. .............     17,500        353,281
    Mitchell Energy & Development
      Corp. Cl-B.....................     46,800      1,009,125
    Murphy Oil Corp. ................     25,000      1,434,375
    Nicor, Inc. .....................     17,000        552,500
    Questar Corp.*...................     31,000        465,000
    Santa Fe Energy Resources,
      Inc.*..........................    111,100        888,800
    Schlumberger Ltd. ...............     18,688      1,051,200
    Seacor Smit, Inc.*...............      9,000        465,750
    Total SA [ADR]...................     35,075      2,428,877
    Union Pacific Resources Group,
      Inc. ..........................     53,000        675,750
    Unocal Corp. ....................     29,500        990,094
    Valero Energy Corp. .............     29,600        588,300
    Vastar Resources, Inc. ..........     22,500      1,327,500
                                                   ------------
                                                     24,546,453
                                                   ------------
PAPER & FOREST PRODUCTS -- 8.7%
    Abitibi-Consolidated, Inc. ......     67,000        795,625
    Champion International Corp. ....      4,000        247,750
    Consolidated Papers, Inc. .......     45,000      1,431,563
    Domtar, Inc. ....................     71,300        837,775
    Fort James Corp. ................     59,600      1,631,549
    Jefferson Smurfit Group [ADR]....     20,000        580,000
    Kimberly-Clark Corp. ............     12,300        802,575

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Potlatch Corp. ..................      2,500   $    111,563
    Weyerhaeuser Co. ................     33,600      2,412,899
                                                   ------------
                                                      8,851,299
                                                   ------------
PETROLEUM EXPLORATION & PRODUCTION -- 0.9%
    Barrett Resources Corp.*.........     10,600        312,038
    Ocean Energy, Inc.*..............     83,880        650,070
                                                   ------------
                                                        962,108
                                                   ------------
PRECIOUS METALS -- 6.3%
    Barrick Gold Corp. ..............     22,000        389,125
    Battle Mountain Gold Co. ........    478,000        985,875
    Gold Fields Ltd. [ADR]...........    115,631        523,953
    Newmont Mining Corp. ............    183,324      4,491,438
                                                   ------------
                                                      6,390,391
                                                   ------------
REAL ESTATE -- 0.3%
    Security Capital ADR*............     25,000        351,563
                                                   ------------
TRANSPORTATION -- 0.5%
    Overseas Shipholding Group,
      Inc. ..........................     33,000        488,813
                                                   ------------
UTILITIES -- 1.0%
    Unisource Energy Corp. ..........     90,000      1,006,875
                                                   ------------
TOTAL COMMON STOCK (Cost
  $86,579,192).......................                89,097,031
                                                   ------------
PREFERRED STOCK -- 2.3%
BUILDING & REAL ESTATE -- 0.9%
    Rouse Co. $3.00 Cl-B.............     29,000        946,125
                                                   ------------
METALS & MINING -- 0.8%
    Kinam Gold, Inc. $3.75 Cl-B......     32,000        844,000
                                                   ------------
PRECIOUS METALS -- 0.6%
    Battle Mountain Gold $3.25.......     22,900        588,244
                                                   ------------
TOTAL PREFERRED STOCK (Cost
  $3,179,363)........................                 2,378,369
                                                   ------------
FOREIGN STOCK -- 7.4%
METALS & MINING -- 3.6%
    Broken Hill Proprietary Co.
      Ltd. -- (AUD)..................     15,000        197,110
    Franco Nevada Mining Corp. --
      (CAD)*.........................     57,820        893,236

                                        SHARES        VALUE
                                        ------        -----
    Lihir Gold Ltd. -- (AUD)*........  1,720,000   $  1,254,344
    Lonrho Africa PLC -- (GBP).......    203,159        101,730
    Rio Tinto PLC -- (GBP)...........     51,000      1,231,586
                                                   ------------
                                                      3,678,006
                                                   ------------
NON-FERROUS METALS -- 0.2%
    Bougainville Copper
      Ltd. -- (AUD)*.................  1,496,992        172,117
                                                   ------------
PRECIOUS METALS -- 3.6%
    Gencor Ltd. -- (ZAR).............    378,000      1,642,811
    Gold Fields Ltd. -- (ZAR)........    403,113      1,948,433
    Goldfields Ltd. -- (AUD).........    181,200        129,763
                                                   ------------
                                                      3,721,007
                                                   ------------
TOTAL FOREIGN STOCK (Cost
  $6,938,903)........................                 7,571,130
                                                   ------------
                                          PAR
                                         (000)
                                         -----
CORPORATE OBLIGATIONS -- 0.5%
METALS & MINING
    Teck Corp. 3.75%, 07/15/06
    (Cost $563,623)..................  $     750        555,000
                                                   ------------
                                        SHARES
                                        ------
    Temporary Investment Cash Fund
    (Cost $4,298,021)................  4,298,021      4,298,021
                                                   ------------
TOTAL INVESTMENTS -- 101.6% (Cost
  $101,559,102)......................               103,899,551
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.6)%...................                (1,674,479)
                                                   ------------
NET ASSETS -- 100.0%.................              $102,225,072
                                                   ============

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.


AST PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 16.7%
    Federal Home Loan Mortgage Corp.
      8.50%, 01/01/25................  $   6,071   $  6,236,284
      8.75%, 10/01/01................        482        491,104
                                                   ------------
                                                      6,727,388
                                                   ------------
    Federal National Mortgage Assoc.
      6.045%, 03/01/17...............      2,065      2,023,403
      6.335%, 05/01/25...............        838        839,603
      6.50%, 05/18/23-01/19/30.......      4,557      4,488,862
      7.185%, 01/01/25...............        127        130,232
      7.50%, 01/25/22-10/01/22.......     15,630     15,517,593
                                                   ------------
                                                     22,999,693
                                                   ------------
    Government National Mortgage
      Assoc.
      6.125%, 11/20/26...............      9,894     10,085,698
      6.375%, 03/20/24-02/20/28......     14,374     14,529,703
      6.50%, 06/20/28-06/20/28.......     10,600      9,284,952
      6.625%, 07/20/24...............        222        225,060
      6.75%, 07/20/17-09/20/17.......        610        619,221
      7.00%, 01/15/24-07/15/25.......      1,791      1,730,703
                                                   ------------
                                                     36,475,337
                                                   ------------
    Student Loan Marketing Assoc.
      5.26%, 04/25/04 [FRN]..........      1,874      1,869,974
                                                   ------------
      (Cost $69,566,719).............                68,072,392
                                                   ------------
U.S. TREASURY OBLIGATIONS -- 4.1%
    U.S. Treasury Bills
      4.70%, 02/17/00#...............        590        586,223
                                                   ------------
    U.S. Treasury Inflationary Bonds
      3.625%, 07/15/02-01/15/08......     15,000     15,604,869
                                                   ------------
    U.S. Treasury Notes
      5.50%, 02/29/00#...............        500        500,236
                                                   ------------
      (Cost $16,572,496).............                16,691,328
                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 22.5%
    Amersco Residential Securities
      Mortgage Loan
      Series 1998-2 Cl-A1
      6.50%, 11/25/15................        203        201,954
    Chase Credit Card Master Trust
      Series 1997-3 Cl-A
      6.777%, 05/15/07...............      7,446      7,436,535
    Chase Series 1999-S8 Cl-A1
      6.35%, 06/25/29................     13,000     12,803,174
    Delta Funding Home Equity Loan
      Trust Series 1998-1 Cl-A1A
      6.28%, 05/25/30................      2,319      2,284,792
    Duck Auto Grantor Trust
      1999-A 144A
      5.65%, 03/15/04................      3,203      3,183,564
    Federal Home Loan Mortgage Corp.
      Series 1371 Cl-PG
      5.80%, 08/15/19................      3,510      3,490,558

                                          PAR
                                         (000)        VALUE
                                         -----        -----
    Federal Home Loan Mortgage Corp.
      Series 1725 Cl-B
      7.00%, 10/15/20................  $   9,183   $  9,149,457
    Federal National Mortgage Assoc.
      Series 1996-39 Cl-H
      8.00%, 11/25/23................      1,882      1,915,698
    First Plus Home Loan Trust Series
      1998-5 Cl-A3 [VR]
      6.06%, 11/10/11................      8,000      7,975,320
    Government National Mortgage
      Assoc. Series 1997-1 Cl-A
      7.25%, 12/16/23................      3,729      3,719,834
    Green Tree Financial Corp.
      1999-5 A2
      6.77%, 04/01/31................     10,600     10,531,153
    Green Tree Financial Corp.
      1999-5 A3
      6.97%, 04/01/31................      6,000      5,949,510
    Green Tree Home Equity Loan Trust
      Series 1999-A Cl-A1
      5.59%, 02/15/13................      2,464      2,451,536
    Green Tree Home Improvement Loan
      Trust Series 1998-D Cl-HIA2
      5.94%, 06/15/29................      1,440      1,438,598
    Merrill Lynch Mortgage Investors,
      Inc. Cl-B
      7.069%, 06/15/21...............        708        696,868
    Norwest Asset Securities Corp.
      Series 1998-27 Cl-A
      6.25%, 11/25/13................      2,642      2,534,515
    PP&L Transition Bonds Series
      1999-1 Cl-A1
      6.08%, 03/25/03................      3,595      3,581,052
    Residential Accredit Loans, Inc.
      Series 1997-QS8 Cl-A9
      7.375%, 08/25/27...............      2,000      1,991,121
    Residential Funding Mortgage
      Securities II Series 1993-S20
      Cl-A8
      6.982%, 06/25/08...............      2,800      2,778,342
    Residential Funding Mortgage
      Securities II Series 1997-S6
      Cl-A5
      7.00%, 05/25/12................      2,687      2,532,524
    The Money Store Residential Trust
      Series 1998-I Cl-A3
      6.215%, 02/15/11...............      3,000      2,991,135
    Travelers Mortgage Securities
      Corp. Series 1984-1 Cl-Z2
      12.00%, 03/01/14...............      1,773      1,898,619
                                                   ------------
      (Cost $92,753,790).............                91,535,859
                                                   ------------
CORPORATE OBLIGATIONS -- 50.0%
AEROSPACE -- 3.7%
    Lockheed Martin Corp.
      6.85%, 05/15/01................     15,000     14,887,500
                                                   ------------

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----
AUTOMOBILE MANUFACTURERS -- 1.2%
    Ford Motor Credit Co.
      5.79%, 03/21/01................  $   5,000   $  5,011,210
                                                   ------------
BUILDING MATERIALS -- 0.7%
    Cemex SA 144A
      8.50%, 08/31/00................      3,000      3,044,100
                                                   ------------
BUSINESS SERVICES -- 2.4%
    Cox Enterprises 144A
      6.625%, 06/14/02...............     10,000      9,837,500
                                                   ------------
CONGLOMERATES -- 0.1%
    Philip Morris Companies, Inc.
      9.25%, 02/15/00................        500        501,875
                                                   ------------
ENTERTAINMENT & LEISURE -- 0.3%
    Time Warner, Inc. 144A
      6.10%, 12/30/01................      1,250      1,225,000
                                                   ------------
FINANCIAL SERVICES -- 24.1%
    Bear Stearns Co. Cl-B [FRN]
      6.224%, 02/06/01...............        700        701,663
    Beneficial Corp. Cl-H [FRN]
      5.559%, 01/09/02...............      5,000      4,994,660
    Chrysler Financial Corp. [FRN]
      5.579%, 01/30/02...............      4,000      3,991,940
    First Union Corp. [FRN]
      5.434%, 07/22/03...............      4,550      4,545,118
    General Motors Acceptance Corp.
      7.125%, 05/01/01...............      2,000      2,005,000
    Goldman Sachs Group 144A
      7.125%, 03/01/03...............      1,000        992,500
    Household Finance Corp.
      7.625%, 06/28/00...............     15,000     15,150,000
      5.249%, 05/24/02 [VR]..........     30,000     29,960,279
    Lehman Brothers Holdings, Inc.
      6.375%, 05/07/02 [FRN].........      1,200      1,176,000
      6.11%, 07/15/02................        500        501,535
      7.00%, 05/15/03................      2,500      2,462,500
    Merrill Lynch & Co., Inc. [FRN]
      5.76%, 01/11/02................      5,000      5,014,065
      5.783%, 05/30/03...............      5,000      5,000,000
    Nacional Financiera [FRN] 144A
      8.693%, 06/01/00...............      4,875      4,850,625
    NationsBank Corp.
      8.625%, 11/15/03...............      1,000      1,046,250
    New England Educational
      Loan Marketing Assoc.
      Cl-B [FRN] 144A
      5.27%, 03/13/00................      5,000      4,998,280
    Salomon, Inc.
      7.50%, 02/01/03................      1,000      1,007,500
    Transamerica Financial Corp.
      7.25%, 08/15/02................     10,000     10,012,500
                                                   ------------
                                                     98,410,415
                                                   ------------
INDUSTRIAL PRODUCTS -- 1.2%
    Amerco
      7.20%, 04/01/02................      5,000      4,794,750
                                                   ------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----
INSURANCE -- 2.7%
    Gold Eagle Capital 144A
      11.453%, 04/16/01..............  $   3,000   $  2,999,063
    Marsh & McLennan Companies, Inc.
      6.625%, 06/15/04...............      8,000      7,820,000
                                                   ------------
                                                     10,819,063
                                                   ------------
OIL & GAS -- 1.0%
    Gulf Canada Resources Ltd.
      9.25%, 01/15/04................      3,000      3,000,000
    Occidental Petroleum Corp.
      6.40%, 04/01/03................      1,000        968,750
                                                   ------------
                                                      3,968,750
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.4%
    International Paper Co.
      6.125%, 11/01/03...............      1,500      1,428,750
                                                   ------------
RETAIL & MERCHANDISING -- 0.8%
    Kmart Corp.
      8.00%, 12/13/01................      3,150      3,130,313
                                                   ------------
TELECOMMUNICATIONS -- 3.7%
    AT&T Capital Corp. Cl-F
      6.25%, 05/15/01................     10,000      9,912,500
    TCI Communications, Inc. [FRN]
      5.985%, 03/11/00...............      5,000      5,048,000
                                                   ------------
                                                     14,960,500
                                                   ------------
UTILITIES -- 7.7%
    Cleveland Electric Illuminating
      Co.
      7.625%, 08/01/02...............      2,100      2,069,907
    Connecticut Light & Power Co.
      7.875%, 06/01/01...............      2,000      2,010,000
    Detroit Edison Co.
      6.75%, 03/17/03................      5,000      4,887,500
    KN Energy, Inc.
      6.45%, 11/30/01................     10,000      9,837,499
    Nevada Power Co.
      6.20%, 04/15/04................      4,500      4,258,125
    Texas Utilities Co.
      6.62%, 07/01/01................      3,411      3,410,837
    United Illuminating Co.
      6.25%, 12/15/02................      5,000      4,812,500
                                                   ------------
                                                     31,286,368
                                                   ------------
TOTAL CORPORATE OBLIGATIONS (Cost
  $205,894,101)......................               203,306,094
                                                   ------------
SOVEREIGN ISSUES -- 3.8%
ARGENTINA -- 1.4%
    Republic of Argentina
      12.12%, 04/10/05 [FRB, BRB]....      4,000      3,680,000
      14.25%, 05/30/00 [VR]..........      2,000      1,980,000
                                                   ------------
                                                      5,660,000
                                                   ------------
CANADA -- 0.3%
    Hydro-Quebec
      9.00%, 03/07/01................      1,000      1,021,500
                                                   ------------

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)        VALUE
                                         -----        -----
KOREA -- 2.1%
    Korea Development Bank
      7.125%, 09/17/01...............  $   8,902   $  8,835,235
                                                   ------------
TOTAL SOVEREIGN ISSUES (Cost
  $15,830,623).......................                15,516,735
                                                   ------------
                                       PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                         (000)
                                       ---------
FOREIGN BONDS -- 2.9%
NEW ZEALAND -- 0.6%
    Inter-American Development Bank
      5.75%, 04/15/04................      4,900      2,386,788
                                                   ------------
UNITED KINGDOM -- 2.3%
    United Mexican States
      5.875%, 12/31/19...............     10,000      9,369,000
                                                   ------------
TOTAL FOREIGN BONDS (Cost
  $11,154,637).......................                11,755,788
                                                   ------------
                                        SHARES
                                        ------
SHORT-TERM INVESTMENTS -- 2.8%
    Temporary Investment Cash Fund...  5,611,226      5,611,226
    Temporary Investment Fund........  5,611,225      5,611,225
                                                   ------------
    (Cost $11,222,451)...............                11,222,451
                                                   ------------
TOTAL INVESTMENTS -- 102.8% (Cost
  $422,994,817)......................               418,100,647
                                                   ------------
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (2.8)%.............               (11,497,086)
                                                   ------------
NET ASSETS -- 100.0%.................              $406,603,561
                                                   ============

Foreign currency exchange contracts outstanding at December 31, 1999:

                                             IN
SETTLEMENT                 CONTRACTS      EXCHANGE    CONTRACTS     UNREALIZED
  MONTH      TYPE         TO DELIVER        FOR        AT VALUE    APPRECIATION
-------------------------------------------------------------------------------
01/00        Sell   NZD      4,855,000   $2,544,627   $2,533,660     $10,967
                                         ==========   ==========     =======

# Securities with an aggregate market value of $1,082,822 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1999:

                                              NUMBER
                          EXPIRATION            OF        UNREALIZED
      DESCRIPTION           MONTH            CONTRACTS   DEPRECIATION
---------------------------------------------------------------------
Euro Dollar.............    09/00      EUR      115        $ 90,813
Euro Dollar.............    12/00      EUR      190         126,313
                                                           --------
                                                           $217,126
                                                           ========

Credit default swap agreements outstanding at December 31, 1999:

                                              NOTIONAL
                           EXPIRATION          AMOUNT     UNREALIZED
       DESCRIPTION           MONTH             (000)     DEPRECIATION
---------------------------------------------------------------------
Credit default swap on
  Republic of Argentina
  Bonds
  5.70%..................    03/01             $2,100      $63,783
  6.15%..................    03/01                900       34,018
                                                           -------
                                                           $97,801
                                                           =======

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 6.4% of net assets.

See Notes to Financial Statements.


AST OPPENHEIMER LARGE-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 90.7%
BROADCASTING -- 1.8%
    Infinity Broadcasting Corp.* ...     178,700   $  6,466,706
                                                   ------------
CLOTHING & APPAREL -- 1.6%
    Abercrombie & Fitch Co.
      Cl-A* ........................      97,300      2,596,694
    Intimate Brands, Inc. ..........      71,700      3,092,062
                                                   ------------
                                                      5,688,756
                                                   ------------
COMPUTER HARDWARE -- 4.0%
    Apple Computer, Inc.* ..........      35,000      3,598,438
    Dell Computer Corp.* ...........      80,400      4,100,400
    EMC Corp.* .....................      61,700      6,740,725
                                                   ------------
                                                     14,439,563
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 13.9%
    America Online, Inc.* ..........      80,000      6,035,000
    At Home Corp.* .................      62,300      2,671,113
    Cisco Systems, Inc.* ...........     121,000     12,962,125
    Citrix Systems, Inc.* ..........      40,000      4,920,000
    Compuware Corp.* ...............      96,000      3,576,000
    Microsoft Corp.* ...............     123,000     14,360,249
    USWeb Corp.* ...................      50,000      2,221,875
    VERITAS Software Corp.* ........      30,000      4,293,750
                                                   ------------
                                                     51,040,112
                                                   ------------
CONGLOMERATES -- 3.6%
    Tyco International Ltd. ........     335,200     13,030,900
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 8.6%
    E-Tek Dynamics, Inc.* ..........      66,000      8,885,250
    Optical Coating Laboratory,
      Inc. .........................      15,000      4,440,000
    Sanmina Corp.* .................      20,000      1,997,500
    Solectron Corp.* ...............      53,300      5,070,163
    Tandy Corp.* ...................     220,100     10,826,168
                                                   ------------
                                                     31,219,081
                                                   ------------
ENTERTAINMENT & LEISURE -- 1.4%
    Royal Caribbean Cruises Ltd. ...     100,000      4,931,250
                                                   ------------
FINANCIAL-BANK & TRUST -- 0.8%
    Fifth Third Bancorp.............      39,700      2,912,988
                                                   ------------
FINANCIAL SERVICES -- 0.9%
    Citigroup, Inc. ................      60,900      3,383,756
                                                   ------------
HEALTHCARE SERVICES -- 3.3%
    Amgen, Inc.* ...................     203,000     12,192,688
                                                   ------------
INSURANCE -- 0.4%
    American International Group,
      Inc. .........................      15,000      1,621,875
                                                   ------------
OIL & GAS -- 2.6%
    Exxon Mobil Corp. ..............     116,238      9,364,424
                                                   ------------
PHARMACEUTICALS -- 6.8%
    Biogen, Inc.* ..................      77,000      6,506,500
    Genentech, Inc.* ...............      20,000      2,690,000

                                        SHARES        VALUE
                                        ------        -----
    IDEC Pharmaceuticals Corp.* ....      80,000   $  7,860,000
    Immunex Corp.* .................      20,000      2,186,250
    Waters Corp.* ..................     106,000      5,618,000
                                                   ------------
                                                     24,860,750
                                                   ------------
PRINTING & PUBLISHING -- 2.4%
    Lexmark International Group,
      Inc. Cl-A* ...................      96,000      8,688,000
                                                   ------------
RETAIL & MERCHANDISING -- 12.2%
    Bed, Bath & Beyond, Inc.* ......      38,000      1,320,500
    Best Buy Co., Inc.* ............     138,200      6,935,913
    CVS Corp. ......................     128,000      5,112,000
    Home Depot, Inc. ...............     137,850      9,451,340
    Kohl's Corp.* ..................     104,200      7,521,938
    Tiffany & Co. ..................      98,000      8,746,499
    Wal-Mart Stores, Inc. ..........      77,300      5,343,363
                                                   ------------
                                                     44,431,553
                                                   ------------
SEMICONDUCTORS -- 15.4%
    Intel Corp. ....................      86,000      7,078,875
    JDS Uniphase Corp.* ............     240,000     38,714,999
    LSI Logic Corp.* ...............      60,000      4,050,000
    Vitesse Semiconductor Corp.* ...     125,000      6,554,688
                                                   ------------
                                                     56,398,562
                                                   ------------
TELECOMMUNICATIONS -- 7.8%
    BroadWing, Inc. ................     120,000      4,425,000
    Lucent Technologies, Inc. ......      81,000      6,059,813
    MCI WorldCom, Inc.* ............      28,500      1,512,281
    Nortel Networks Corp. ..........     127,600     12,887,600
    Tellabs, Inc.* .................      54,000      3,466,125
                                                   ------------
                                                     28,350,819
                                                   ------------
UTILITIES -- 3.2%
    AES Corp.* .....................      85,000      6,353,750
    Enron Corp. ....................     120,800      5,360,500
                                                   ------------
                                                     11,714,250
                                                   ------------
TOTAL COMMON STOCK
  (Cost $234,765,760)...............                330,736,033
                                                   ------------
SHORT-TERM INVESTMENTS -- 9.2%
    Temporary Investment Cash
      Fund..........................  16,727,634     16,727,634
    Temporary Investment Fund.......  16,727,634     16,727,634
                                                   ------------
    (Cost $33,455,268)..............                 33,455,268
                                                   ------------
TOTAL INVESTMENTS -- 99.9% (Cost
  $268,221,028).....................                364,191,301
OTHER ASSETS LESS
  LIABILITIES -- 0.1%...............                    262,375
                                                   ------------
NET ASSETS -- 100.0%................               $364,453,676
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.


AST JANUS OVERSEAS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
FOREIGN STOCK -- 81.0%
ARGENTINA -- 0.1%
    Telefonica SA [ADR]*...........     19,361   $    1,525,889
                                                 --------------
AUSTRALIA -- 0.1%
    Melbourne It Limited*..........    180,030        1,008,808
                                                 --------------
BRAZIL -- 1.5%
    Petroleo Brasileiro SA
      [ADR]*.......................    134,245        3,443,114
    Telecomunicacoes Brasileiras SA
      Pfd. [ADR]...................    125,135       16,079,848
    Telesp Celular Participacoes SA
      [ADR]*.......................    104,865        4,443,654
                                                 --------------
                                                     23,966,616
                                                 --------------
CANADA -- 5.0%
    BCE, Inc. .....................     51,183        4,650,260
    Bombardier, Inc. Cl-B..........    300,230        6,166,830
    Celestica, Inc.*...............     10,946          612,703
    Corus Entertainment, Inc.*.....    186,694        3,815,361
    Le Groupe Videotron Ltee.......    497,651        8,446,449
    Nortel Networks Corp. .........    303,095       30,612,595
    Rogers Communications, Inc. Cl-B*...   647,416     15,832,203
    Shaw Communications, Inc.
      Cl-B.........................    218,386        7,208,932
                                                 --------------
                                                     77,345,333
                                                 --------------
FINLAND -- 7.1%
    Nokia AB Oyj...................    265,389       48,111,612
    Nokia Corp. Cl-A [ADR].........    197,190       37,466,100
    Sonera Group Oyj...............    269,908       18,498,579
    Tieto Corp. Cl-B...............    106,480        6,648,968
                                                 --------------
                                                    110,725,259
                                                 --------------
FRANCE -- 3.8%
    Atos SA*.......................     93,415       15,486,059
    Cap Gemini SA..................     39,117        9,927,973
    Carrefour Supermarche SA.......     38,827        7,160,060
    STMicroelectronics NV..........     55,981        8,615,064
  STMicroelectronics NV NY Reg. ...      1,490          225,642
    Total Fina SA Cl-B.............     74,917        9,997,485
    Vivendi........................     85,393        7,710,225
                                                 --------------
                                                     59,122,508
                                                 --------------
GERMANY -- 5.3%
    EM.TV & Merchandising AG.......     31,000        2,045,020
    Intershop Communications AG*...     43,520       12,448,061
    Mannesmann AG..................    185,272       44,857,880
    Marschollek, Lautenschlaeger
      und Partner AG Non-Voting
      Pfd. ........................     29,790        8,910,897
    Porsche AG Pfd. ...............      5,345       14,534,696
                                                 --------------
                                                     82,796,554
                                                 --------------
HONG KONG -- 4.7%
    China Telecom Ltd. [ADR]*......    445,660       57,295,164
    Legend Holdings Ltd............  6,498,000       16,133,196
                                                 --------------
                                                     73,428,360
                                                 --------------
INDIA -- 0.4%
    Reliance Industries [GDR]
      144A.........................    437,713        6,259,296
                                                 --------------

                                      SHARES         VALUE
                                      ------         -----
ISRAEL -- 1.9%
    Check Point Software
      Technologies Ltd. ...........     86,855   $   17,262,431
    Partner Communications Co. Ltd.
      [ADR]*.......................    493,970       12,781,474
                                                 --------------
                                                     30,043,905
                                                 --------------
ITALY -- 1.3%
    Banca Popolare di Brescia......     91,311        8,079,032
    Gucci Group Designs............      9,296        1,072,003
    Telecom Italia Mobile SPA......    788,881        8,811,250
    Unicredito Italiano SPA........    539,168        2,649,955
                                                 --------------
                                                     20,612,240
                                                 --------------
JAPAN -- 18.6%
    Fuji Bank Ltd..................  1,206,000       11,721,229
    Fujitsu Ltd. ..................    194,000        8,848,390
    Furukawa Electric Co.*.........     23,000          348,928
    Internet Initiative, Inc.
      [ADR]*.......................     28,875        2,806,289
    Ito-Yokado Co. Ltd. ...........     61,000        6,627,190
    Kirin Brewery Co. Ltd. ........    194,000        2,041,206
    Matsushita Communication
      Industrial Co. Ltd...........     14,000        3,699,716
    NEC Corp. .....................    428,000       10,200,450
    Nippon Telegraph & Telephone
      Corp. .......................        363        6,217,579
    NTT Data Corp. ................        465       10,695,410
    NTT Mobile Communication
      Network, Inc. ...............      2,666      102,548,497
    Rohm Co. Ltd. .................      8,100        3,393,168
    Softbank Corp..................     47,700       45,659,782
    Sony Corp. ....................    129,700       38,464,422
    Takeda Chemical Industries
      Ltd. ........................    232,000       11,467,163
    Tokio Marine & Fire Insurance
      Co. Ltd. ....................    361,000        4,222,326
    Tyco International Ltd. .......    392,735       15,267,573
    Yamanouchi Pharmaceutical Co.
      Ltd..........................     68,000        2,376,040
                                                 --------------
                                                    286,605,358
                                                 --------------
KOREA -- 2.9%
    Dacom Corp.*...................     28,500       14,682,959
    Korea Thrunet Co. Ltd.
      [ADR]*.......................     17,755        1,205,121
    SK Telecom Co. Ltd. [ADR]......    760,017       29,165,669
                                                 --------------
                                                     45,053,749
                                                 --------------
MEXICO -- 1.8%
    Grupo Televisa SA [GDR]*.......    136,815        9,337,624
    Telefonos de Mexico SA Cl-L
      [ADR]........................    159,440       17,937,000
                                                 --------------
                                                     27,274,624
                                                 --------------
NETHERLANDS -- 8.0%
    ASM Lithography Holding NV*....     51,252        5,693,520
    ASM Lithography Holding NV NY
      Reg.*........................     50,550        5,750,063
    Equant NV*.....................     14,723        1,671,147
    Equant NV NY Reg.*.............     27,325        3,060,400
    Getronics NV...................    228,170       18,200,285

AST JANUS OVERSEAS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
    Gucci Group NV NY Reg. ........    125,459   $   14,365,056
    Koninklijke (Royal) Philips
      Electronics NV...............     83,573       11,363,033
    Koninklijke (Royal) Philips
      Electronics NV NY Reg. ......    101,438       13,694,130
    KPNQwest NV*...................    173,936       11,579,383
    TNT Post Group NV..............    335,893        9,624,490
    United Pan-Europe
      Communications NV*...........    123,817       15,837,202
    Versatel Telecom International
      NV*..........................    377,644       13,312,056
                                                 --------------
                                                    124,150,765
                                                 --------------
PORTUGAL -- 0.2%
    PT MULTIMEDIA -- Servicos de
      Telecomunicacoes e Multimedia
      SGPS SA 144A*................     58,725        3,287,275
                                                 --------------
SINGAPORE -- 1.2%
    Datadraft Asia Ltd.............    600,135        4,981,121
    Development Bank of
      Singapore....................    382,627        6,271,821
    Singapore Press Holdings
      Ltd. ........................    323,000        7,001,080
                                                 --------------
                                                     18,254,022
                                                 --------------
SPAIN -- 2.7%
    Argentaria Caja Postal Y Banco
      Hipotecario de Espana SA.....    132,632        3,116,431
    Banco Bilbao Vizcaya SA........    279,407        3,979,066
    Telefonica SA..................  1,323,238       33,050,965
    Terra Networks SA*.............     19,709        1,076,859
                                                 --------------
                                                     41,223,321
                                                 --------------
SWEDEN -- 3.3%
    Assa Abloy AB Cl-B.............    661,689        9,293,822
    Ericsson, (L.M.) Telephone Co.
      [ADR]........................    187,216       12,297,751
    Ericsson, (L.M.) Telephone Co.
      Cl-B.........................    169,286       10,883,808
    Information Highway AB.........     10,018        1,660,247
    Nocom AB CL-B*.................     38,834          926,575
    Securitas AB Cl-B..............    873,512       15,811,101
                                                 --------------
                                                     50,873,304
                                                 --------------
SWITZERLAND -- 0.3%
    ABB AG*........................     41,882        5,122,476
    Julius Baer Holdings AG Cl-B...         72          217,497
                                                 --------------
                                                      5,339,973
                                                 --------------
TAIWAN -- 0.9%
    Taiwan Semiconductor
   Manufacturing Co. Ltd. [ADR]*...    304,072       13,683,240
                                                 --------------
UNITED KINGDOM -- 9.9%
    Baltimore Technologies PLC*....    114,212        9,454,941
    Capita Group PLC...............    279,706        5,105,443
    CMG PLC........................     79,113        5,823,447

                                      SHARES         VALUE
                                      ------         -----
    Colt Telecom Group PLC*........    631,053   $   32,302,884
    Compass Group PLC..............    587,306        8,063,741
    Energis PLC*...................    267,092       12,830,839
    Hays PLC.......................    505,839        8,056,427
    Logica PLC.....................    393,593       10,153,260
    Orange PLC*....................    181,886        6,140,430
    Prudential Corp. PLC...........    490,464        9,665,408
    Psion PLC......................    101,090        4,408,849
    QXL Ltd.*......................    698,461       16,415,661
    SEMA Group PLC.................    387,685        6,976,176
    Telewest Communications PLC*...  1,484,397        7,918,558
    Vodafone AirTouch PLC..........    787,262        3,900,831
    Vodafone AirTouch PLC [ADR]....    133,025        6,584,738
                                                 --------------
                                                    153,801,633
                                                 --------------
TOTAL FOREIGN STOCK
  (Cost $619,050,853)..............               1,256,382,032
                                                 --------------
U.S. STOCK -- 10.8%
BROADCASTING -- 2.0%
    UnitedGlobalCom, Inc. Cl-A*....    253,680       17,916,150
    UnitedGlobalCom, Inc. Pfd.
      144A*........................    138,415       12,595,765
                                                 --------------
                                                     30,511,915
                                                 --------------
COMPUTER SERVICES & SOFTWARE -- 0.9%
    Comverse Technology, Inc.*.....     65,955        9,546,987
    StarMedia Network, Inc.*.......    105,940        4,244,221
                                                 --------------
                                                     13,791,208
                                                 --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.9%
    Celestica, Inc.*...............    154,330        8,565,315
    Galileo Technology Ltd.*.......    226,110        5,454,904
                                                 --------------
                                                     14,020,219
                                                 --------------
PHARMACEUTICALS -- 0.9%
    QLT PhotoTherapeutics, Inc.*...    228,490       13,423,788
                                                 --------------
PRINTING & PUBLISHING -- 1.8%
    Viacom, Inc. Cl-B*.............    468,580       28,319,804
                                                 --------------
SEMICONDUCTORS -- 2.3%
    Chartered Semiconductor
      Manufacturing*...............    118,715        8,666,195
    JDS Uniphase Corp.*............    176,080       28,403,904
                                                 --------------
                                                     37,070,099
                                                 --------------
TELECOMMUNICATIONS -- 2.0%
    Amdocs Ltd.*...................    348,145       12,011,002
    FirstCom Corp.*................    168,670        6,198,623
    Lumenon Innovative Lightwave
      Technology, Inc.*............      6,710          172,783
    NTL, Inc.*.....................     99,028       12,353,742
                                                 --------------
                                                     30,736,150
                                                 --------------
TOTAL U.S. STOCK
  (Cost $88,219,464)...............                 167,873,183
                                                 --------------

AST JANUS OVERSEAS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         PAR
                                        (000)       VALUE
                                       -------  --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.8%
    Federal Home Loan Bank
      5.51%, 02/02/00................  $20,000  $   19,900,412
                                                --------------
    Federal National Mortgage Assoc.
      5.48%, 01/28/00................   20,000      19,916,474
      5.66%, 01/20/00................   20,000      19,940,256
      5.80%, 03/23/00................   30,000      29,598,833
                                                --------------
                                                    69,455,563
                                                --------------
    (Cost $89,363,767)...............               89,355,975
                                                --------------
COMMERCIAL PAPER -- 2.1%
    Household Finance Corp.
      4.50%, 01/03/00
    (Cost $32,891,775)...............   32,900      32,891,775
                                                --------------
TOTAL INVESTMENTS -- 99.7%
  (Cost $829,525,859)................            1,546,502,965
OTHER ASSETS LESS
  LIABILITIES -- 0.3%................                4,542,118
                                                --------------
NET ASSETS -- 100.0%.................           $1,551,045,083
                                                ==============

Foreign currency exchange contracts outstanding at December 31, 1999:

                                              IN                        UNREALIZED
SETTLEMENT                  CONTRACTS      EXCHANGE      CONTRACTS    APPRECIATION/
MONTH        TYPE          TO RECEIVE         FOR        AT VALUE     (DEPRECIATION)
------------------------------------------------------------------------------------
04/00        Buy    CHF       5,100,000   $ 3,403,757   $ 3,239,367     $(164,390)
04/00        Buy    EUR      14,500,000    15,071,820    14,714,698      (357,122)
04/00        Buy    GBP      12,920,000    21,447,659    20,861,247      (586,412)
05/00        Buy    HKD      42,000,000     5,289,006     5,360,240        71,234
03/00        Buy    JPY     605,000,000     5,774,976     5,984,375       209,399
04/00        Buy    JPY   4,395,000,000    42,187,208    43,675,717     1,488,509
                                          -----------   -----------     ---------
                                          $93,174,426   $93,835,644     $ 661,218
                                          ===========   ===========     =========

                                              IN                         UNREALIZED
SETTLEMENT                 CONTRACTS       EXCHANGE      CONTRACTS     APPRECIATION/
MONTH       TYPE          TO DELIVER         FOR          AT VALUE     (DEPRECIATION)
-------------------------------------------------------------------------------------
04/00
            Sell   CAD      17,600,000   $ 12,069,194   $ 12,174,707    $  (105,513)
05/00
            Sell   CAD       2,100,000      1,438,356      1,454,132        (15,776)
01/00
            Sell   CHF       1,542,136        965,278        969,011         (3,733)
04/00
            Sell   CHF       5,100,000      3,431,558      3,239,368        192,190
06/00
            Sell   CHF       3,000,000      1,972,387      1,916,676         55,711
01/00
            Sell   EUR       1,179,287      1,185,476      1,188,119         (2,643)
04/00
            Sell   EUR     102,550,000    107,413,582    104,072,065      3,341,517
06/00
            Sell   EUR      30,100,000     31,421,198     30,668,380        752,818
01/00
            Sell   GBP          98,487        158,988        159,081            (93)
04/00
            Sell   GBP      24,120,000     39,548,494     38,945,233        603,261

-------------------------------------------------------------------------------------
                                              IN                         UNREALIZED
SETTLEMENT                 CONTRACTS       EXCHANGE      CONTRACTS     APPRECIATION/
MONTH       TYPE          TO DELIVER         FOR          AT VALUE     (DEPRECIATION)
06/00       Sell   GBP      13,500,000   $ 21,886,398   $ 21,790,361    $    96,037

05/01       Sell   HKD     422,000,000     53,383,722     53,856,757       (473,035)

01/00       Sell   JPY       2,234,501         21,900         21,883             17

03/00       Sell   JPY   1,500,000,000     14,574,575     14,846,755       (272,180)

04/00       Sell   JPY   7,495,000,000     72,455,823     74,518,501     (2,062,678)

05/00       Sell   JPY     600,000,000      5,836,576      6,002,911       (166,335)

06/00       Sell   JPY     600,000,000      5,842,259      6,017,813       (175,554)

07/01       Sell   SGD       4,600,000      2,844,253      2,876,330        (32,077)
                                         ------------   ------------    -----------
                                         $376,450,017   $374,718,083    $ 1,731,934
                                         ============   ============    ===========

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 1999. Percentages are based on net assets.

INDUSTRY
--------
Aerospace.............................................   0.4%
Automobile Manufacturers..............................   1.8%
Beverages.............................................   0.1%
Broadcasting..........................................   0.8%
Business Services.....................................   2.3%
Chemicals.............................................   1.8%
Clothing & Apparel....................................   1.0%
Computer Hardware.....................................   2.1%
Computer Services & Software..........................   5.2%
Conglomerates.........................................   1.6%
Consumer Products & Services..........................  18.0%
Electronic Components & Equipment.....................   2.3%
Entertainment & Leisure...............................   0.6%
Financial-Bank & Trust................................   3.2%
Financial Services....................................   3.7%
Industrial Products...................................   3.5%
Insurance.............................................   0.9%
Oil & Gas.............................................   0.9%
Pharmaceuticals.......................................   0.2%
Printing & Publishing.................................   1.0%
Retail & Merchandising................................   3.5%
Semiconductors........................................   2.5%
Telecommunications....................................  23.0%
Transportation........................................   0.6%
                                                        ----
Total.................................................  81.0%
                                                        ====

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.4% of net assets.

See Notes to Financial Statements.


AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 93.9%
ADVERTISING -- 0.3%
    Omnicom Group, Inc. ............       3,800   $    380,000
    True North Communications,
      Inc...........................      15,700        701,594
                                                   ------------
                                                      1,081,594
                                                   ------------
AEROSPACE -- 0.9%
    Boeing Co. .....................      33,900      1,408,969
    General Dynamics Corp. .........       9,000        474,750
    Goodrich, (B.F.) Co. ...........         700         19,250
    Northrop Grumman Corp. .........      15,300        827,156
    United Technologies Corp. ......       9,900        643,500
                                                   ------------
                                                      3,373,625
                                                   ------------
AIRLINES -- 0.1%
    AMR Corp.*......................       2,800        187,600
    Delta Air Lines, Inc. ..........       2,900        144,456
                                                   ------------
                                                        332,056
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 1.5%
    Ford Motor Co. .................      64,900      3,468,094
    General Motors Corp. ...........      28,000      2,035,250
                                                   ------------
                                                      5,503,344
                                                   ------------
AUTOMOTIVE PARTS -- 0.0%
    Delphi Automotive Systems
      Corp. ........................       2,100         33,075
                                                   ------------
BEVERAGES -- 0.4%
    Anheuser-Busch Companies,
      Inc. .........................      17,000      1,204,875
    Coca-Cola Co. ..................         600         34,950
    PepsiCo, Inc. ..................       7,500        264,375
                                                   ------------
                                                      1,504,200
                                                   ------------
BROADCASTING -- 1.0%
    CBS Corp.*......................      54,100      3,459,019
                                                   ------------
BUILDING MATERIALS -- 0.3%
    Armstrong World Industries,
      Inc. .........................      11,200        373,800
    Sherwin Williams Co. ...........      15,400        323,400
    USG Corp. ......................       6,600        311,025
                                                   ------------
                                                      1,008,225
                                                   ------------
BUSINESS SERVICES -- 0.1%
    American Management Systems,
      Inc.*.........................       3,400        106,675
    Manpower, Inc. .................       2,400         90,300
                                                   ------------
                                                        196,975
                                                   ------------
CAPITAL GOODS -- 0.6%
    Briggs & Stratton Corp. ........      11,300        605,963
    Cummins Engine Co., Inc. .......      32,000      1,546,000
                                                   ------------
                                                      2,151,963
                                                   ------------
CHEMICALS -- 1.2%
    Dexter Corp. ...................      12,800        508,800
    Dow Chemical Co. ...............      26,000      3,474,250
    Engelhard Corp. ................       8,900        167,988
                                                   ------------
                                                      4,151,038
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
CLOTHING & APPAREL -- 0.3%
    Abercrombie & Fitch Co. Cl-A*...      14,000   $    373,624
    AnnTaylor Stores Corp.*.........       1,300         44,769
    Liz Claiborne, Inc..............       1,100         41,388
    Ross Stores, Inc. ..............      18,100        324,669
    Tommy Hilfiger Corp.*...........      10,800        251,775
                                                   ------------
                                                      1,036,225
                                                   ------------
COMPUTER HARDWARE -- 4.9%
    Adaptec, Inc.*..................      56,100      2,797,988
    Apple Computer, Inc.*...........      19,000      1,953,438
    Dell Computer Corp.*............      52,900      2,697,900
    EMC Corp.*......................      19,000      2,075,750
    Gateway, Inc.*..................       1,700        122,506
    Hewlett-Packard Co..............      32,400      3,691,575
    International Business Machines
      Corp..........................      41,500      4,481,999
                                                   ------------
                                                     17,821,156
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 13.0%
    3Com Corp.*.....................      10,300        484,100
    Adobe Systems, Inc..............      13,400        901,150
    America Online, Inc.*...........      58,000      4,375,374
    Cisco Systems, Inc.*............      85,300      9,137,762
    CMG PLC*........................         200         55,375
    Computer Associates
      International, Inc. ..........      12,400        867,225
    Compuware Corp.*................      21,400        797,150
    Comverse Technology, Inc.*......       7,300      1,056,675
    Electronic Data Systems
      Corp. ........................      37,000      2,476,688
    Microsoft Corp.*................     144,900     16,917,074
    NCR Corp.*......................       6,900        261,338
    Network Solutions, Inc.*........         200         43,513
    Novell, Inc.*...................      13,800        549,413
    Oracle Corp.*...................      32,800      3,675,649
    Paychex, Inc. ..................       7,300        292,000
    Sun Microsystems, Inc.*.........      34,200      2,648,363
    Unisys Corp.*...................      22,100        705,819
    Yahoo!, Inc.*...................       3,500      1,514,406
                                                   ------------
                                                     46,759,074
                                                   ------------
CONGLOMERATES -- 1.7%
    Corning, Inc. ..................       8,100      1,044,394
    Minnesota Mining & Manufacturing
      Co. ..........................      18,400      1,800,900
    National Service Industries,
      Inc. .........................      25,000        737,500
    Philip Morris Companies,
      Inc. .........................      21,300        493,894
    Tyco International Ltd. ........      56,000      2,177,000
                                                   ------------
                                                      6,253,688
                                                   ------------
CONSTRUCTION -- 0.1%
    Dycom Industries, Inc.*.........       4,100        180,656
    Pulte Corp. ....................       3,200         72,000
                                                   ------------
                                                        252,656
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 2.6%
    Alberto-Culver Co. Cl-B.........       2,700         69,694
    Avon Products, Inc. ............      10,000        330,000

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Bausch & Lomb, Inc. ............       5,500   $    376,406
    Church and Dwight Co., Inc. ....       9,100        242,856
    Clorox Co. .....................         900         45,338
    Eastman Kodak Co. ..............      16,200      1,073,250
    Fortune Brands, Inc. ...........      23,900        790,194
    International Flavors &
      Fragrances, Inc. .............       9,100        343,525
    Procter & Gamble Co. ...........      40,900      4,481,106
    Tupperware Corp. ...............      42,000        711,375
    Whirlpool Corp. ................      11,300        735,206
                                                   ------------
                                                      9,198,950
                                                   ------------
CONTAINERS & PACKAGING -- 0.2%
    Ball Corp. .....................       5,700        224,438
    Crown Cork & Seal Co., Inc. ....      23,300        521,337
                                                   ------------
                                                        745,775
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.5%
    AVX Corp.*......................         700         34,956
    Diebold, Inc. ..................       2,900         68,150
    Electronics for Imaging,
      Inc.*.........................      17,300      1,005,563
    General Electric Co. ...........      73,000     11,296,749
    KLA-Tencor Corp.*...............       2,900        322,988
    Pentair, Inc. ..................       2,400         92,400
    PerkinElmer, Inc................      13,900        579,456
    Rockwell International Corp. ...      17,400        833,025
    Solectron Corp.*................       1,500        142,688
    Tandy Corp......................       4,400        216,425
    Texas Instruments, Inc. ........      15,400      1,491,875
                                                   ------------
                                                     16,084,275
                                                   ------------
ENTERTAINMENT & LEISURE -- 1.2%
    Anchor Gaming*..................       2,000         86,875
    Brunswick Corp. ................       7,000        155,750
    Carnival Corp. .................      44,600      2,132,437
    Readers Digest Association,
      Inc.*.........................       5,300        155,025
    Time Warner, Inc. ..............       6,500        470,844
    Viacom, Inc. Cl-B*..............      24,400      1,474,675
                                                   ------------
                                                      4,475,606
                                                   ------------
EQUIPMENT SERVICES -- 0.3%
    Hertz Corp. Cl-A................      19,800        992,475
                                                   ------------
FINANCIAL-BANK & TRUST -- 4.5%
    AmSouth Bancorporation..........      46,300        894,169
    Bank of America Corp. ..........      86,200      4,326,162
    Bank One Corp. .................      24,900        798,356
    Chase Manhattan Corp. ..........      77,800      6,044,087
    Cullen/Frost Bankers, Inc. .....       8,200        211,150
    First Union Corp. ..............      11,600        380,625
    GreenPoint Financial Corp. .....      29,800        709,613
    KeyCorp. .......................       8,900        196,913
    MBNA Corp.......................       7,200        196,200
    North Fork Bancorporation,
      Inc. .........................       2,500         43,750
    Pacific Century Financial
      Corp. ........................       3,600         67,275
    PNC Bank Corp. NA...............       6,300        280,350
    Republic New York Corp. ........       2,700        194,400

                                        SHARES        VALUE
                                        ------        -----
    UnionBanCal Corp. ..............      29,500   $  1,163,406
    Wells Fargo & Co. ..............      21,400        865,363
                                                   ------------
                                                     16,371,819
                                                   ------------
FINANCIAL SERVICES -- 5.6%
    AMBAC Financial Group, Inc. ....      13,500        704,531
    Block, (H&R), Inc. .............      12,300        538,125
    Citigroup, Inc. ................     100,200      5,567,362
    Deluxe Corp. ...................      45,100      1,237,431
    Dun & Bradstreet Corp. .........      21,200        625,400
    Fannie Mae......................      46,400      2,897,100
    Fleet Financial Group, Inc. ....      22,800        793,725
    Freddie Mac.....................       3,500        164,719
    Lehman Brothers Holdings,
      Inc. .........................       7,400        626,688
    Merrill Lynch & Co., Inc. ......       9,000        751,500
    Morgan Stanley, Dean Witter &
      Co. ..........................      43,700      6,238,174
                                                   ------------
                                                     20,144,755
                                                   ------------
FOOD -- 3.4%
    Albertson's, Inc. ..............       2,700         87,075
    Bestfoods, Inc. ................       1,700         89,356
    ConAgra, Inc. ..................      88,200      1,990,012
    General Mills, Inc. ............      40,900      1,462,174
    Great Atlantic & Pacific Tea
      Co., Inc. ....................       7,800        217,425
    Heinz, (H.J.) Co. ..............       2,800        111,475
    Hormel Foods Corp. .............       5,800        235,625
    IBP, Inc. ......................      15,600        280,800
    Kellogg Co. ....................      15,400        474,513
    Kroger Co.*.....................       6,900        130,238
    Nabisco Group Holdings..........     100,400      1,066,750
    Quaker Oats Co. ................      35,700      2,342,812
    Ralston Purina Group............      26,100        727,538
    Safeway, Inc.*..................       8,900        316,506
    Sara Lee Corp. .................      13,100        289,019
    Supervalu, Inc. ................      71,900      1,438,000
    The Earthgrains Co. ............      14,000        225,750
    Unilever NV NY Reg. ............      12,500        680,469
    Winn-Dixie Stores, Inc. ........       8,100        193,894
                                                   ------------
                                                     12,359,431
                                                   ------------
HEALTHCARE SERVICES -- 0.8%
    Amgen, Inc.*....................      17,600      1,057,099
    Herbalife International,
      Inc. .........................       4,300         61,813
    MedQuist, Inc.*.................       5,700        147,131
    Oxford Health Plans, Inc.*......       9,000        114,188
    Shared Medical Systems Corp.....       5,000        254,688
    United HealthCare Corp..........      24,300      1,290,937
                                                   ------------
                                                      2,925,856
                                                   ------------
INSURANCE -- 3.7%
    Aetna, Inc. ....................      19,200      1,071,600
    Allmerica Financial Corp. ......       2,300        127,938
    American International Group,
      Inc. .........................       4,225        456,828
    AON Corp. ......................       2,500        100,000


AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Arthur J. Gallagher & Co. ......       8,600   $    556,850
    Lincoln National Corp. .........      59,500      2,379,999
    Loews Corp. ....................      14,600        886,038
    Marsh & McLennan Companies,
      Inc. .........................      45,000      4,305,937
    MGIC Investment Corp. ..........       9,800        589,838
    PMI Group, Inc. ................       6,700        327,044
    Radian Group, Inc. .............       2,100        100,275
    St. Paul Companies, Inc. .......      59,500      2,004,406
    Travelers Property Casualty
      Corp. Cl-A....................       8,500        291,125
                                                   ------------
                                                     13,197,878
                                                   ------------
MACHINERY & EQUIPMENT -- 0.6%
    Dover Corp. ....................      29,700      1,347,638
    Illinois Tool Works, Inc. ......       7,806        527,393
    Pall Corp. .....................       8,900        191,906
    Stanley Works, Inc. ............       2,400         72,300
                                                   ------------
                                                      2,139,237
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.0%
    Bard, (C.R.), Inc. .............      10,700        567,100
    Baxter International, Inc. .....      22,200      1,394,438
    Bergen Brunswig Corp. Cl-A......       6,000         49,875
    Forest Laboratories, Inc.*......       6,500        399,344
    Johnson & Johnson Co. ..........      41,000      3,818,124
    Mallinckrodt, Inc. .............      25,100        798,494
    VISX, Inc.*.....................       6,300        326,025
                                                   ------------
                                                      7,353,400
                                                   ------------
METALS & MINING -- 0.7%
    Alcan Aluminum Ltd. ............       9,500        391,281
    Alcoa, Inc. ....................       1,300        107,900
    Barrick Gold Corp. .............      14,400        254,700
    Homestake Mining Co. ...........       4,800         37,500
    Nucor Corp. ....................       3,300        180,881
    Phelps Dodge Corp. .............      19,300      1,295,513
    Worthington Industries, Inc. ...       7,500        124,219
                                                   ------------
                                                      2,391,994
                                                   ------------
OFFICE EQUIPMENT -- 0.3%
    Pitney Bowes, Inc. .............      24,600      1,188,488
                                                   ------------
OIL & GAS -- 6.1%
    Amerada Hess Corp. .............       9,300        527,775
    Apache Corp. ...................       1,800         66,488
    Atlantic Richfield Co. .........      14,500      1,254,250
    Chevron Corp. ..................      23,800      2,061,675
    Diamond Offshore Drilling,
      Inc. .........................      11,300        345,356
    Exxon Mobil Corp. ..............      55,700      4,487,330
    Kerr-McGee Corp. ...............      67,300      4,172,600
    Keyspan Corp. ..................       8,100        187,819
    Noble Drilling Corp.*...........       5,400        176,850
    Occidental Petroleum Corp. .....     103,600      2,240,350
    Phillips Petroleum Co. .........       9,700        455,900
    Royal Dutch Petroleum Co. ......      43,400      2,622,988
    Texaco, Inc. ...................      35,700      1,938,956

                                        SHARES        VALUE
                                        ------        -----
    Tidewater, Inc. ................      16,400   $    590,400
    Ultramar Diamond Shamrock
      Corp. ........................      34,400        780,450
                                                   ------------
                                                     21,909,187
                                                   ------------
PAPER & FOREST PRODUCTS -- 1.0%
    Georgia Pacific Group...........       8,600        436,450
    International Paper Co. ........       3,400        191,888
    Kimberly-Clark Corp. ...........      13,600        887,400
    Louisiana-Pacific Corp. ........       4,100         58,425
    Temple-Inland, Inc. ............       7,000        461,563
    Westvaco Corp. .................       2,700         88,088
    Weyerhaeuser Co. ...............      22,000      1,579,874
                                                   ------------
                                                      3,703,688
                                                   ------------
PHARMACEUTICALS -- 5.4%
    American Home Products Corp. ...       2,600        102,538
    Andrx Corp.*....................      13,800        583,913
    Biogen, Inc.*...................      11,900      1,005,550
    Bristol-Meyers Squibb Co. ......      50,200      3,222,212
    Genentech, Inc.*................         500         67,250
    Lilly, (Eli) & Co. .............      21,700      1,443,050
    Merck & Co., Inc. ..............      59,400      3,983,512
    Pfizer, Inc. ...................     143,900      4,667,755
    Pharmacia & Upjohn, Inc. .......      34,400      1,548,000
    Schering-Plough Corp. ..........      49,400      2,084,063
    Warner-Lambert Co. .............      10,300        843,956
                                                   ------------
                                                     19,551,799
                                                   ------------
PRINTING & PUBLISHING -- 0.2%
    Donnelley, (R.R.) & Sons Co. ...       7,500        186,094
    Knight-Ridder, Inc. ............       2,900        172,550
    Tribune Co. ....................       7,900        434,994
                                                   ------------
                                                        793,638
                                                   ------------
RAILROADS -- 0.1%
    Trinity Industries, Inc. .......       2,400         68,250
    Union Pacific Corp. ............       5,500        239,938
                                                   ------------
                                                        308,188
                                                   ------------
REAL ESTATE -- 0.1%
    CarrAmerica Realty Corp.
      [REIT]........................      14,200        299,975
                                                   ------------
RESTAURANTS -- 0.4%
    Brinker International, Inc.*....       8,900        213,600
    Darden Restaurants, Inc. .......      25,500        462,188
    Tricon Global Restaurants,
      Inc.*.........................       5,500        212,438
    Wendy's International, Inc. ....      30,800        635,249
                                                   ------------
                                                      1,523,475
                                                   ------------
RETAIL & MERCHANDISING -- 5.3%
    Best Buy Co., Inc.*.............      17,000        853,188
    Circuit City Stores, Inc. ......      19,000        856,188
    Costco Companies, Inc.*.........       1,000         91,250
    Dayton-Hudson Corp. ............       1,100         80,781
    Federated Department Stores,
      Inc.*.........................      24,700      1,248,894
    Home Depot, Inc. ...............      54,300      3,722,944
    Lowe's Companies, Inc. .........       6,500        388,375
    Penney, (J.C.) Co., Inc. .......       8,500        169,469

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Sears, Roebuck & Co. ...........      52,750   $  1,605,578
    Tiffany & Co. ..................       1,200        107,100
    TJX Companies, Inc. ............       8,100        165,544
    Toys 'R' Us, Inc.*..............      58,900        843,006
    Wal-Mart Stores, Inc. ..........     121,800      8,419,424
    Zale Corp.*.....................      12,600        609,525
                                                   ------------
                                                     19,161,266
                                                   ------------
SEMICONDUCTORS -- 3.7%
    Applied Materials, Inc.*........      22,300      2,825,131
    Integrated Device Technology,
      Inc.*.........................      23,400        678,600
    Intel Corp. ....................      55,800      4,593,037
    Lam Research Corp.*.............      13,400      1,494,938
    Micron Technology, Inc.*........      11,700        909,675
    Motorola, Inc. .................      18,500      2,724,125
    National Semiconductor Corp.*...       3,100        132,719
    SDL, Inc.*......................         400         87,200
                                                   ------------
                                                     13,445,425
                                                   ------------
TELECOMMUNICATIONS -- 12.4%
    Alltel Corp. ...................       8,300        686,306
    AT&T Corp. .....................     104,700      5,313,524
    Bell Atlantic Corp. ............      37,400      2,302,438
    BellSouth Corp. ................      79,100      3,702,869
    Comcast Corp. Cl-A..............      32,700      1,643,175
    GTE Corp. ......................      38,600      2,723,713
    Lucent Technologies, Inc. ......      74,000      5,536,124
    MCI WorldCom, Inc.*.............      74,550      3,955,809
    MediaOne Group, Inc.*...........      10,300        791,169
    Nextel Communications, Inc.
      Cl-A*.........................       2,700        278,438
    NEXTLINK Communications, Inc.
      Cl-A*.........................       1,000         83,063
    Nortel Networks Corp. ..........      30,600      3,090,600
    QUALCOMM, Inc.*.................      25,600      4,511,999
    SBC Communications, Inc. .......      98,918      4,822,252
    Scientific-Atlanta, Inc. .......      11,100        617,438
    Sprint Corp. (FON Group)........      14,500        976,031
    Sprint Corp. (PCS Group)*.......      13,800      1,414,500
    TALK.com, Inc.*.................       2,600         46,150
    Tellabs, Inc.*..................      16,200      1,039,838
    U.S. West, Inc. ................      16,100      1,159,200
    Xircom, Inc.*...................       1,600        120,000
                                                   ------------
                                                     44,814,636
                                                   ------------
TRANSPORTATION -- 0.2%
    Paccar, Inc. ...................       6,600        292,463
    United Parcel Service, Inc.
      Cl-B..........................       4,800        331,200
                                                   ------------
                                                        623,663
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
UTILITIES -- 2.2%
    Ameren Corp. ...................      20,500   $    671,375
    Avista Corp. ...................       9,600        146,400
    Conectiv, Inc. Cl-A.............       1,600         47,400
    Constellation Energy Group......      17,300        501,700
    DTE Energy Co. .................      17,600        552,200
    Duke Energy Corp. ..............      13,500        676,688
    GPU, Inc. ......................      26,000        778,375
    LG&E Energy Corp. ..............       6,600        115,088
    Minnesota Power, Inc. ..........      22,600        382,788
    Public Service Enterprise Group,
      Inc. .........................      29,900      1,040,893
    Reliant Energy, Inc. ...........       2,800         64,050
    Sempra Energy...................      54,100        939,988
    Texas Utilities Co. ............      27,800        988,637
    UtiliCorp United, Inc...........      50,200        975,762
                                                   ------------
                                                      7,881,344
                                                   ------------
TOTAL COMMON STOCK
  (Cost $295,590,272)...............                338,504,136
                                                   ------------

                                          PAR
                                         (000)
                                       ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.8%
    Federal Home Loan Bank
      1.40%, 01/03/00
    (Cost $13,824,925)...............  $  13,826     13,824,925
                                                   ------------

                                        SHARES
                                        ------
SHORT-TERM INVESTMENTS -- 1.1%
    Temporary Investment Cash Fund...  2,055,829      2,055,829
    Temporary Investment Fund........  2,055,828      2,055,828
                                                   ------------
    (Cost $4,111,657)................                 4,111,657
                                                   ------------
TOTAL INVESTMENTS -- 98.8%
  (Cost $313,526,854)................               356,440,718
OTHER ASSETS LESS
  LIABILITIES -- 1.2%................                 4,189,182
                                                   ------------
NET ASSETS -- 100.0%.................              $360,629,900
                                                   ============

$468,750 has been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1999:

                           EXPIRATION   NUMBER OF    UNREALIZED
DESCRIPTION                  MONTH      CONTRACTS   APPRECIATION
----------------------------------------------------------------
S&P 500..................    03/00         43         $414,416

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.


AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
COMMON STOCK -- 59.0%
AEROSPACE -- 0.7%
    Boeing Co. .......................   18,900    $    785,531
    General Dynamics Corp. ...........    7,300         385,075
    United Technologies Corp. ........    5,300         344,500
                                                   ------------
                                                      1,515,106
                                                   ------------
AIRLINES -- 0.1%
    AMR Corp.*........................    3,200         214,400
    Delta Air Lines, Inc. ............    1,300          64,756
                                                   ------------
                                                        279,156
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.7%
    Ford Motor Co. ...................   17,600         940,500
    General Motors Corp. .............    6,900         501,544
                                                   ------------
                                                      1,442,044
                                                   ------------
AUTOMOTIVE PARTS -- 0.0%
    Delphi Automotive Systems
      Corp. ..........................    3,200          50,400
                                                   ------------
BEVERAGES -- 0.3%
    Anheuser-Busch Companies, Inc. ...    4,500         318,938
    Coors, (Adolph) Co. Cl-B..........    4,500         236,250
                                                   ------------
                                                        555,188
                                                   ------------
BROADCASTING -- 0.8%
    CBS Corp.*........................   27,100       1,732,706
                                                   ------------
BUILDING MATERIALS -- 0.1%
    Centex Construction Products,
      Inc. ...........................    4,800         187,200
    Owens Corning.....................    3,000          57,938
                                                   ------------
                                                        245,138
                                                   ------------
CAPITAL GOODS -- 0.1%
    Cummins Engine Co., Inc. .........    3,700         178,756
                                                   ------------
CHEMICALS -- 1.3%
    Dexter Corp. .....................    9,700         385,575
    Dow Chemical Co. .................   13,500       1,803,937
    DuPont, (E.I.) de Nemours &
      Co. ............................    8,900         586,288
                                                   ------------
                                                      2,775,800
                                                   ------------
CLOTHING & APPAREL -- 0.4%
    Abercrombie & Fitch Co.*..........    5,600         149,450
    American Eagle Outfitters Co.*....    1,800          81,000
    AnnTaylor Stores Corp.*...........    9,400         323,712
    Jones Apparel Group, Inc.*........    4,000         108,500
    Tommy Hilfiger Corp.*.............    8,200         191,163
                                                   ------------
                                                        853,825
                                                   ------------
COMPUTER HARDWARE -- 3.2%
    Adaptec, Inc.*....................   52,900       2,638,388
    Dell Computer Corp.*..............    5,400         275,400
    Hewlett-Packard Co. ..............   23,200       2,643,350
    International Business Machines
      Corp. ..........................   12,400       1,339,200
    SanDisk Corp.*....................      600          57,750
                                                   ------------
                                                      6,954,088
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 8.2%
    America Online, Inc.*.............   24,300       1,833,130
    Automatic Data Processing,
      Inc.*...........................    5,800         312,475

                                         SHARES       VALUE
                                         ------       -----
    Cisco Systems, Inc.*..............   33,700    $  3,610,112
    Computer Associates International,
      Inc. ...........................    4,800         335,700
    Comverse Technology, Inc.*........    5,800         839,550
    Electronic Data Systems Corp. ....    7,800         522,113
    Microsoft Corp.*..................   59,800       6,981,649
    NCR Corp.*........................    6,100         231,038
    Novell, Inc.*.....................    5,000         199,063
    Sun Microsystems, Inc.*...........    4,000         309,750
    Sybase, Inc.*.....................   12,300         209,100
    Symantec Corp.*...................    4,100         240,363
    Unisys Corp.*.....................   21,500         686,656
    USWeb Corp.*......................    9,600         426,600
    Yahoo!, Inc.*.....................    2,600       1,124,988
                                                   ------------
                                                     17,862,287
                                                   ------------
CONGLOMERATES -- 1.0%
    Corning, Inc. ....................   13,900       1,792,231
    Tyco International Ltd. ..........   11,800         458,725
                                                   ------------
                                                      2,250,956
                                                   ------------
CONSTRUCTION -- 0.1%
    Dycom Industries, Inc.*...........    4,500         198,281
    Pulte Corp. ......................    5,500         123,750
                                                   ------------
                                                        322,031
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 0.9%
    Fortune Brands, Inc. .............    6,300         208,294
    Procter & Gamble Co. .............   11,700       1,281,880
    Tupperware Corp. .................    7,700         130,419
    Universal Corp. ..................    7,800         177,938
    Whirlpool Corp. ..................    2,200         143,138
                                                   ------------
                                                      1,941,669
                                                   ------------
CONTAINERS & PACKAGING -- 0.2%
    Ball Corp. .......................    7,300         287,438
    Sealed Air Corp.*.................    2,400         124,350
                                                   ------------
                                                        411,788
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.7%
    American Power Conversion
      Corp.*..........................    6,000         158,250
    Electronics for Imaging, Inc.*....   31,500       1,830,937
    General Electric Co. .............   18,900       2,924,774
    Harmonic, Inc.*...................    2,900         275,319
    PerkinElmer, Inc.*................    6,200         258,463
    Rockwell International Corp. .....    3,100         148,413
    Texas Instruments, Inc. ..........    2,500         242,188
                                                   ------------
                                                      5,838,344
                                                   ------------
ENTERTAINMENT & LEISURE -- 0.5%
    Anchor Gaming*....................    2,900         125,969
    Carnival Corp. ...................    4,000         191,250
    Pixar, Inc.*......................    3,500         123,813
    Station Casinos, Inc.*............    4,400          98,725
    Viacom, Inc. Cl-B*................    8,400         507,674
                                                   ------------
                                                      1,047,431
                                                   ------------

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
EQUIPMENT SERVICES -- 0.4%
    Hertz Corp. Cl-A..................   11,600    $    581,450
    Millipore Corp. ..................    8,000         309,000
                                                   ------------
                                                        890,450
                                                   ------------
FINANCIAL-BANK & TRUST -- 3.0%
    Bank of America Corp. ............   14,400         722,700
    Chase Manhattan Corp. ............   40,500       3,146,343
    Old Kent Financial Corp. .........   15,100         534,163
    UnionBanCal Corp. ................   28,300       1,116,081
    Wells Fargo & Co. ................    5,600         226,450
    Zions Bancorp.....................   11,400         674,738
                                                   ------------
                                                      6,420,475
                                                   ------------
FINANCIAL SERVICES -- 4.4%
    AMBAC Financial Group, Inc. ......   23,000       1,200,313
    Citigroup, Inc. ..................   14,300         794,544
    Deluxe Corp. .....................   21,300         584,419
    Fannie Mae........................   28,900       1,804,443
    Freddie Mac.......................   12,800         602,400
    Merrill Lynch & Co., Inc. ........    2,000         167,000
    Morgan Stanley, Dean Witter &
      Co. ............................   26,200       3,740,049
    Providian Financial Corp. ........    7,700         701,181
                                                   ------------
                                                      9,594,349
                                                   ------------
FOOD -- 1.7%
    ConAgra, Inc. ....................    4,800         108,300
    General Mills, Inc. ..............    4,800         171,600
    Hormel Foods Corp. ...............    7,700         312,813
    IBP, Inc. ........................   34,800         626,400
    Quaker Oats Co. ..................   24,000       1,574,999
    Ralston Purina Group..............    5,200         144,950
    Suiza Foods Corp.*................   14,100         558,713
    Unilever NV NY Reg.*..............    3,000         163,313
                                                   ------------
                                                      3,661,088
                                                   ------------
HEALTHCARE SERVICES -- 0.9%
    Amgen, Inc.*......................   20,500       1,231,280
    MedQuist, Inc.*...................    4,300         110,994
    Oxford Health Plans, Inc.*........   14,600         185,238
    PacifiCare Health Systems,
      Inc.*...........................    4,700         249,100
    United HealthCare Corp.*..........    2,500         132,813
                                                   ------------
                                                      1,909,425
                                                   ------------
INSURANCE -- 1.1%
    Aetna, Inc.*......................    2,100         117,206
    American International Group,
      Inc. ...........................    1,850         200,031
    Arthur J. Gallagher & Co. ........    7,400         479,150
    Lincoln National Corp. ...........   35,100       1,404,001
    Radian Group, Inc. ...............    4,700         224,425
                                                   ------------
                                                      2,424,813
                                                   ------------
MACHINERY & EQUIPMENT -- 1.3%
    Illinois Tool Works, Inc. ........   30,788       2,080,114
    Ingersoll-Rand Co. ...............   12,600         693,788
                                                   ------------
                                                      2,773,902
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.2%
    Bard, (C.R.), Inc. ...............   11,900         630,700
    Forest Laboratories, Inc.*........    8,200         503,788

                                         SHARES       VALUE
                                         ------       -----
    Johnson & Johnson Co. ............   11,500    $  1,070,937
    Mallinckrodt, Inc. ...............    7,800         248,138
    VISX, Inc.*.......................    4,600         238,050
                                                   ------------
                                                      2,691,613
                                                   ------------
METALS & MINING -- 0.3%
    Alcan Aluminium Ltd. .............    6,300         259,481
    Alcoa, Inc. ......................    4,100         340,300
                                                   ------------
                                                        599,781
                                                   ------------
OIL & GAS -- 3.2%
    Amerada Hess Corp. ...............   37,800       2,145,150
    Anadarko Petroleum Corp. .........    4,300         146,738
    Apache Corp. .....................   31,500       1,163,531
    Atlantic Richfield Co. ...........   12,500       1,081,250
    Ensco International, Inc. ........   13,000         297,375
    Exxon Mobil Corp. ................    8,901         717,087
    Kerr-McGee Corp. .................    6,000         372,000
    Noble Drilling Corp.*.............    3,300         108,075
    Texaco, Inc. .....................    3,300         179,231
    Union Pacific Resources Group,
      Inc. ...........................   51,600         657,900
    Vastar Resources, Inc. ...........    2,400         141,600
                                                   ------------
                                                      7,009,937
                                                   ------------
PAPER & FOREST PRODUCTS -- 0.7%
    Georgia Pacific Group.............    4,700         238,525
    Kimberly-Clark Corp. .............    5,800         378,450
    Temple-Inland, Inc. ..............    2,500         164,844
    Weyerhaeuser Co. .................   11,300         811,481
                                                   ------------
                                                      1,593,300
                                                   ------------
PHARMACEUTICALS -- 3.7%
    Allergan, Inc. ...................    4,000         199,000
    Andrx Corp.*......................    8,900         376,581
    Biogen, Inc.*.....................    5,400         456,300
    Bristol-Meyers Squibb Co. ........   17,800       1,142,538
    IDEC Pharmaceuticals Corp.*.......    2,400         235,800
    Ivax Corp.*.......................   33,800         870,350
    Jones Pharma, Inc. ...............    3,700         160,719
    MedImmune, Inc.*..................    3,600         597,150
    Merck & Co., Inc. ................    4,800         321,900
    Pfizer, Inc. .....................   27,100         879,056
    Schering-Plough Corp. ............   33,600       1,417,499
    Shire Pharmaceuticals Group PLC
      [ADR]*..........................    3,962         115,393
    Warner-Lambert Co. ...............   14,200       1,163,513
                                                   ------------
                                                      7,935,799
                                                   ------------
PRINTING & PUBLISHING -- 0.4%
    Valassis Communications, Inc.*....   19,600         828,100
                                                   ------------
RESTAURANTS -- 0.3%
    Brinker International, Inc.*......   10,900         261,600
    Darden Restaurants, Inc. .........    4,700          85,188
    Jack in the Box, Inc.*............   15,800         326,862
                                                   ------------
                                                        673,650
                                                   ------------
RETAIL & MERCHANDISING -- 4.0%
    Best Buy Co., Inc.*...............    5,900         296,106
    Home Depot, Inc. .................   41,100       2,817,919


AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
    Kohl's Corp.* ....................    2,000    $    144,375
    Wal-Mart Stores, Inc. ............   70,800       4,894,049
    Zale Corp.*.......................   10,200         493,425
                                                   ------------
                                                      8,645,874
                                                   ------------
SEMICONDUCTORS -- 2.3%
    Applied Materials, Inc.*..........   23,400       2,964,488
    Integrated Device Technology,
      Inc.*...........................   25,000         725,000
    Lam Research Corp.*...............    3,700         412,781
    Motorola, Inc. ...................    3,500         515,375
    National Semiconductor Corp.*.....    8,800         376,750
                                                   ------------
                                                      4,994,394
                                                   ------------
TELECOMMUNICATIONS -- 7.5%
    Adelphia Communications Corp.
      CL-A*...........................    2,800         183,750
    AT&T Corp. .......................   38,900       1,974,175
    Bell Atlantic Corp. ..............    9,000         554,063
    Bellsouth Corp. ..................   34,500       1,615,031
    Comcast Corp. Cl-A................    7,200         361,800
    Commscope, Inc.*..................   14,800         596,625
    Cox Communications, Inc. Cl-A*....    8,600         442,900
    EchoStar Communications Corp.
      Cl-A*...........................    3,600         351,000
    GTE Corp. ........................   13,700         966,706
    Lucent Technologies, Inc. ........   31,100       2,326,668
    Nextel Communications, Inc.
      Cl-A*...........................    3,300         340,313
    Nortel Networks Corp. ............    8,800         888,800
    QUALCOMM, Inc.*...................    1,600         282,000
    SBC Communications, Inc. .........   41,906       2,042,917
    Scientific-Atlanta, Inc.*.........   10,900         606,313
    Sprint Corp. (FON Group)..........   31,000       2,086,687
    Sprint Corp. (PCS Group)*.........    4,600         471,500
    U.S. West, Inc. ..................    2,800         201,600
                                                   ------------
                                                     16,292,848
                                                   ------------
TRANSPORTATION -- 0.2%
    Paccar, Inc. .....................    4,800         212,700
    United Parcel Service, Inc.
      Cl-B*...........................    1,600         110,400
    USFreightways Corp. ..............    1,600          76,600
                                                   ------------
                                                        399,700
                                                   ------------
UTILITIES -- 1.1%
    Energy East Corp. ................    6,300         131,119
    LG&E Energy Corp. ................   15,500         270,281
    Minnesota Power, Inc. ............   13,200         223,575
    Public Service Enterprise Group,
      Inc. ...........................   17,800         619,662
    Reliant Energy, Inc. .............    6,700         153,263
    Southern Co. .....................   18,100         425,350
    Texas Utilities Co. ..............    5,100         181,369
    UtiliCorp United, Inc. ...........   22,000         427,625
                                                   ------------
                                                      2,432,244
                                                   ------------
TOTAL COMMON STOCK
  (Cost $107,746,356).................              128,028,455
                                                   ------------

                                          PAR
                                         (000)      VALUE
                                        -------  ------------
CORPORATE OBLIGATIONS -- 7.4%
AEROSPACE -- 0.2%
    Lockheed Martin Corp.
      8.20%, 12/01/09.................  $   500  $    498,750
                                                 ------------
AIRLINES -- 0.2%
    Continental Airlines, Inc.
      8.00%, 12/15/05.................      450       415,125
                                                 ------------
AUTOMOTIVE PARTS -- 0.2%
    Lear Corp. 144A
      7.96%, 05/15/05.................      550       528,688
                                                 ------------
BEVERAGES -- 0.2%
    Pepsi Bottling Group, Inc. 144A
      7.00%, 03/01/29.................      300       272,625
    Pepsi Bottling Holdings, Inc. 144A
      5.625%, 02/17/09................      300       265,500
                                                 ------------
                                                      538,125
                                                 ------------
BROADCASTING -- 0.1%
    British Sky Broadcasting
      6.875%, 02/23/09................      300       265,875
                                                 ------------
CHEMICALS -- 0.3%
    DuPont, (E.I.) de Nemours & Co.
      6.875%, 10/15/09................      650       632,938
                                                 ------------
CONSUMER PRODUCTS & SERVICES -- 0.1%
    Fort James Corp.
      6.625%, 09/15/04................      250       240,938
                                                 ------------
CONTAINERS & PACKAGING -- 0.1%
    Owens-Illinois, Inc.
      7.15%, 05/15/05.................      350       325,063
                                                 ------------
FINANCIAL-BANK & TRUST -- 0.8%
    Banco Santander
      7.625%, 11/03/09................      600       594,750
    First Bank System, Inc.
      7.625%, 05/01/05................      100       101,000
    Fleet National Bank
      5.75%, 01/15/09.................      450       395,438
    NationsBank Corp.
      6.125%, 07/15/04................      300       288,000
    Southern Investments UK
      6.80%, 12/01/06.................      300       280,875
                                                 ------------
                                                    1,660,063
                                                 ------------
FINANCIAL SERVICES -- 1.6%
    BMW Vehicle Owner Trust
      6.41%, 04/25/03.................      600       597,129
    Ford Motor Credit Co.
      7.375%, 10/28/09................    1,200     1,187,999
    General Motors Acceptance Corp.
      7.125%, 05/01/03................      100        99,625
    Hutchison Whampoa Financial Corp.
      144A
      7.45%, 08/01/17.................      350       317,188

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                          PAR
                                         (000)      VALUE
                                        -------  ------------
    Lehman Brothers Holdings, Inc.
      6.625%, 04/01/04................  $   450  $    434,813
    Morgan Stanley, Dean Witter & Co.
      7.125%, 01/15/03................      650       649,187
                                                 ------------
                                                    3,285,941
                                                 ------------
INSURANCE -- 0.1%
    Conseco, Inc.
      6.40%, 06/15/01.................      300       294,750
                                                 ------------
MACHINERY & EQUIPMENT -- 0.3%
    Caterpillar, Inc.
      7.25%, 09/15/09.................      600       589,500
                                                 ------------
OIL & GAS -- 1.0%
    Enron Corp.
      6.625%, 11/15/05................      600       570,750
      6.70%, 11/15/06.................      600       567,750
    Petroleum Geo-Services
      7.125%, 03/30/28................      650       571,187
    USX Corp.
      6.65%, 02/01/06.................      600       563,250
                                                 ------------
                                                    2,272,937
                                                 ------------
REAL ESTATE -- 0.2%
    Chelsea GCA Realty, Inc. [REIT]
      7.25%, 10/21/07.................      400       362,500
                                                 ------------
RETAIL & MERCHANDISING -- 0.8%
    Home Depot, Inc. 144A
      6.50%, 09/15/04.................      600       588,000
    Rite Aid Corp. 144A
      6.00%, 12/15/05.................      100        74,000
    Saks, Inc.
      8.25%, 11/15/08.................      300       294,000
    Sears, Roebuck & Co.
      6.25%, 01/15/04.................      200       191,250
    Wal-Mart Stores, Inc.
      6.875%, 08/10/09................      600       584,250
                                                 ------------
                                                    1,731,500
                                                 ------------
TELECOMMUNICATIONS -- 0.9%
    CSC Holdings, Inc.
      8.125%, 07/15/09................      300       300,000
    GTE North, Inc.
      5.65%, 11/15/08.................      500       443,125
    Qwest Communications
      International, Inc.
      7.50%, 11/01/08.................      700       681,624
    TCI Communications, Inc.
      8.75%, 08/01/15.................      300       326,625
    WorldCom, Inc.
      7.55%, 04/01/04.................      100       101,250
                                                 ------------
                                                    1,852,624
                                                 ------------
UTILITIES -- 0.3%
    Alliant Energy Resources 144A
      7.375%, 11/09/09................      600       585,750
                                                 ------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $16,648,950)..................             16,081,067
                                                 ------------

                                          PAR
                                         (000)      VALUE
                                        -------  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 14.6%
    Federal Home Loan Bank
      1.50%, 01/03/00.................  $ 8,544  $  8,543,288
                                                 ------------
    Federal Home Loan Mortgage Corp.
      7.00%, 06/01/14-08/01/29........    2,908     2,856,702
      7.50%, 08/01/29.................    1,793     1,776,227
                                                 ------------
                                                    4,632,929
                                                 ------------
    Federal National Conventional Loan
      7.00%, 03/01/28.................      654       632,523
                                                 ------------
    Federal National Mortgage Assoc.
      6.00%, 10/01/28.................    2,513     2,300,643
      6.23%, 07/21/08.................      200       186,513
      6.50%, 08/15/04-01/01/28........    8,466     8,026,506
      7.00%, 05/01/11-07/01/29........    2,147     2,094,421
      7.50%, 12/11/03-07/01/29........    2,801     2,779,640
                                                 ------------
                                                   15,387,723
                                                 ------------
    Government National Mortgage
      Assoc.
      6.00%, 04/15/28-05/15/28........      569       518,147
      6.50%, 03/15/28-04/15/28........    1,574     1,479,134
      7.00%, 12/15/27.................      254       245,137
      8.00%, 03/15/27.................       81        81,462
      8.75%, 01/15/27-04/15/27........      105       108,988
                                                 ------------
                                                    2,432,868
                                                 ------------
    (Cost $32,545,430)................             31,629,331
                                                 ------------
U.S. TREASURY OBLIGATIONS -- 10.4%
    U.S. Treasury Bonds
      7.875%, 02/15/21................    3,600     4,025,682
      5.25%, 11/15/28-02/15/29........      750       620,575
      6.125%, 08/15/29................    1,400     1,334,781
                                                 ------------
                                                    5,981,038
                                                 ------------
    U.S. Treasury Notes
      5.50%, 03/31/00-05/15/04........   12,750    12,682,935
      6.625%, 07/31/01-05/15/07.......    1,600     1,608,557
      5.75%, 11/30/02.................      500       493,024
      5.25%, 05/15/04.................      400       383,273
      6.00%, 08/15/04-08/15/09........      550       538,472
      6.50%, 10/15/06.................      600       598,625
      4.75%, 11/15/08.................      250       220,695
                                                 ------------
                                                   16,525,581
                                                 ------------
    (Cost $23,227,101)................             22,506,619
                                                 ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.1%
    Case Equipment Loan Trust
      Series 1998-B Cl-A4
      5.92%, 10/15/05.................      300       294,506
    CIT RV Trust Series 1998-A Cl-A4
      6.09%, 02/15/12.................      300       293,126
    Comed Transitional Funding Trust
      Series 1998-1 Cl-A6
      5.63%, 06/25/09.................      100        92,712

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------


                                          PAR
                                         (000)      VALUE
                                        -------  ------------
    General Motors Acceptance Corp.
      Series 1999-Cl Cl-A2
      6.175%, 05/15/33................  $   450  $    409,672
    Morgan Stanley Capital I
      Series 1998-WF1 Cl-A1
      6.25%, 07/15/07.................      183       177,336
    Morgan Stanley Capital I
      Series 1998-WF1 Cl-A2
      6.55%, 12/15/07.................      800       759,803
    Nationslink Funding Corp.
      Series 1998-2 Cl-A1
      6.00%, 11/20/07.................      187       177,861
    Nationslink Funding Corp.
      Series 1999-1 Cl-A2
      6.316%, 11/20/08................      250       232,311
                                                 ------------
    (Cost $2,552,141).................              2,437,327
                                                 ------------
SOVEREIGN ISSUES -- 0.3%
CANADA
    British Columbia Government
      5.375%, 10/29/08................      100        87,813
    Quebec Province
      7.50%, 09/15/29.................      600       574,138
                                                 ------------
    (Cost $692,819)...................                661,951
                                                 ------------

                                       PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                         (000)
                                       ---------
FOREIGN BONDS -- 6.8%
CANADA -- 0.4%
    Canadian Government
      5.00%, 03/15/00................        980        678,878
      6.00%, 06/01/08................        300        204,420
                                                   ------------
                                                        883,298
                                                   ------------

                                       PRINCIPAL
                                       IN LOCAL
                                       CURRENCY
                                         (000)        VALUE
                                       ---------      -----
DENMARK -- 0.1%
    Kingdom of Denmark
      8.00%, 03/15/06................      1,150   $    175,729
                                                   ------------
GERMANY -- 3.5%
    Deutschland Republic
      6.00%, 09/15/03................      4,150      4,352,254
      4.125%, 07/04/08...............      3,400      3,151,395
                                                   ------------
                                                      7,503,649
                                                   ------------
JAPAN -- 2.0%
    Japanese Government
      2.90%, 12/20/05................    410,000      4,408,353
                                                   ------------
UNITED KINGDOM -- 0.8%
    United Kingdom Treasury
      9.00%, 10/13/08................        850      1,673,419
                                                   ------------
TOTAL FOREIGN BONDS
  (Cost $15,344,243).................                14,644,448
                                                   ------------
TOTAL INVESTMENTS  -- 99.6%
  (Cost $198,757,040)................               215,989,198
OTHER ASSETS LESS
  LIABILITIES -- 0.4%................                   758,748
                                                   ------------
NET ASSETS -- 100.0%.................              $216,747,946
                                                   ============

$56,250 has been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1999:

                           EXPIRATION   NUMBER OF    UNREALIZED
DESCRIPTION                  MONTH      CONTRACTS   APPRECIATION
----------------------------------------------------------------
S&P 500..................    03/00          3         $46,003
                                                      =======

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 1.2% of net assets.

See Notes to Financial Statements.


AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
FOREIGN STOCK -- 95.8%
AUSTRALIA -- 0.5%
    Cable & Wireless Optus Ltd.*.....    208,477   $    697,174
                                                   ------------
BELGIUM -- 0.2%
    Fortis Cl-B......................     10,146        366,029
                                                   ------------
BRAZIL -- 0.9%
    Petroleo Brasileiro SA...........  5,220,000      1,329,200
                                                   ------------
CANADA -- 1.9%
    Nortel Networks Corp. ...........     29,400      2,969,400
                                                   ------------
DENMARK -- 1.1%
    ISS International Cl-B...........      5,400        362,862
    Novo-Nordisk AS Cl-B.............      4,543        601,950
    Tele Danmark AS..................     10,600        786,809
                                                   ------------
                                                      1,751,621
                                                   ------------
FINLAND -- 4.3%
    Nokia Corp. Cl-A [ADR]...........     15,400      2,926,000
    Sonera Group Oyj.................     53,666      3,678,086
                                                   ------------
                                                      6,604,086
                                                   ------------
FRANCE -- 11.4%
    Accor SA.........................     11,450        553,184
    Alcatel..........................      7,609      1,747,258
    Altran Technologies SA...........      2,607      1,575,385
    AXA SA...........................      7,561      1,053,925
    Cap Gemini SA....................      3,413        866,226
    Carrefour Supermarche SA.........      7,286      1,343,606
    Groupe Danone....................      3,000        707,020
    Lafarge SA.......................      4,000        465,707
    Pinault-Printemps Redoute SA.....      5,800      1,530,466
    Societe Generale.................      3,500        814,281
    Societe Television Francaise.....      3,850      2,016,316
    STMicroelectronics NV NY Reg. ...     12,500      1,892,969
    Total Fina SA Cl-B...............      3,344        446,248
    Vivendi..........................     28,690      2,590,451
                                                   ------------
                                                     17,603,042
                                                   ------------
GERMANY -- 5.2%
    DePfa Deutsche
      Pfandbriefbank AG..............      2,200        162,856
    EM.TV & Merchandising AG.........      5,331        351,677
    Intershop Communications AG*.....      2,305        659,301
    Mannesmann AG....................     22,350      5,411,361
    Siemens AG.......................     10,800      1,381,408
                                                   ------------
                                                      7,966,603
                                                   ------------
HONG KONG -- 2.1%
    China Telecom Ltd.*..............    506,000      3,163,517
                                                   ------------
ISRAEL -- 0.4%
    Check Point Software Technologies
      Ltd. ..........................      2,900        576,375
                                                   ------------
ITALY -- 4.2%
    Banco Intesa SPA.................     83,800        340,129
    Mediaset SPA.....................     59,546        925,965
    Mediolanum SPA...................     64,000        837,949
    Mondadori (Arnoldo) Editore
      SPA............................     49,600      1,573,572
    Seat Pagine Gialle SPA...........    305,991      1,004,664

                                        SHARES        VALUE
                                        ------        -----
    Telecom Italia SPA...............    120,100   $  1,693,424
    Tiscali SPA*.....................        235         95,382
                                                   ------------
                                                      6,471,085
                                                   ------------
JAPAN -- 28.5%
    Fujitsu Ltd. ....................     35,000      1,596,359
    Hitachi Ltd. ....................    143,000      2,295,390
    Japan Telecom Co. Ltd. ..........        400      1,605,168
    Kao Corp. .......................     40,000      1,141,235
    KDD Corp.........................      8,700      1,205,755
    Keyence Corp. ...................      1,700        690,516
    Kyocera Corp. ...................     18,000      4,668,689
    Matsushita Communication
      Industrial Co. Ltd.............      4,000      1,057,062
    Matsushita Electric Industrial
      Co. ...........................     25,000        692,473
    NEC Corp. .......................     26,000        619,654
    Nippon Telegraph & Telephone
      Corp. .........................         87      1,490,163
    Nomura Securities Co. Ltd. ......     63,000      1,137,663
    NTT Data Corp. ..................         96      2,208,085
    NTT Mobile Communication Network,
      Inc. ..........................         88      3,384,947
    Omron Corp. .....................     28,000        646,765
    Pioneer Corp.....................     23,000        607,811
    Ryohin Keikaku Co. Ltd. .........      4,300        863,199
    SMC Corp. .......................      2,100        464,725
    Softbank Corp. ..................      4,900      4,690,418
    Sony Corp. ......................     20,300      6,020,263
    Takeda Chemical Industries
      Ltd. ..........................      9,000        444,847
    Tokyo Electric Power Co.,
      Inc. ..........................     30,700        823,314
    Tokyo Electron Ltd. .............     16,000      2,192,424
    Toyota Motor Corp. ..............     50,000      2,422,433
    Trend Micro, Inc. ...............      2,000        505,041
    Tyco International Ltd. .........     14,000        544,250
                                                   ------------
                                                     44,018,649
                                                   ------------
KOREA -- 1.1%
    Samsung Electronics Co. .........      7,491      1,754,827
                                                   ------------
MEXICO -- 1.5%
    Grupo Televisa SA [GDR]*.........     11,100        757,575
    Telefonos de Mexico SA Cl-L
      [ADR]..........................     14,500      1,631,250
                                                   ------------
                                                      2,388,825
                                                   ------------
NETHERLANDS -- 6.3%
    ASM Lithography Holding NV NY
      Reg.*..........................      7,700        875,875
    Assurantieconcern Stad
      Rotterdam NV...................      6,140        390,823
    Getronics NV.....................     17,100      1,364,004
    Gucci Group NV NY Reg. ..........      3,100        354,950
    ING Groep NV.....................     15,677        946,399
    Koninklijke (Royal) Philips
      Electronics NV NY Reg. ........     13,980      1,887,300
    Randstad Holdings NV.............     13,400        645,100
    United Pan-Europe Communications
      NV*............................     12,407      1,586,956
    VNU NV...........................     24,800      1,303,318

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Wolters Kluwer NV................     11,627   $    393,461
                                                   ------------
                                                      9,748,186
                                                   ------------
PORTUGAL -- 0.4%
    PT MULTIMEDIA -- Servicos de
      Telecomunicacoes e Multimedia
      SGPS SA 144A*..................     10,972        614,184
                                                   ------------
SINGAPORE -- 2.0%
    Development Bank of Singapore*...     38,638        633,334
    Singapore Press Holdings Ltd. ...     43,200        936,367
    Singapore Technologies
      Engineering Ltd. ..............    518,000        802,426
    United Overseas Bank Ltd. .......     36,960        326,216
    Venture Manufacturing Ltd. ......     39,000        447,253
                                                   ------------
                                                      3,145,596
                                                   ------------
SPAIN -- 1.9%
    Sogecable SA*....................     10,087        644,089
    Telefonica SA....................     94,382      2,357,411
                                                   ------------
                                                      3,001,500
                                                   ------------
SWEDEN -- 3.7%
    Assa Abloy AB Cl-B...............     40,800        573,061
    Ericsson, (L.M.) Telephone Co.
      [ADR]..........................     15,000        985,313
    Europolitan Holdings AB..........     37,500        661,142
    Hennes & Mauritz AB Cl-B.........     61,500      2,060,119
    Modern Times Group AB Cl-B*......     14,244        706,508
    Securitas AB Cl-B................     37,400        676,963
                                                   ------------
                                                      5,663,106
                                                   ------------
SWITZERLAND -- 3.8%
    ABB AG*..........................     18,528      2,266,110
    Credit Suisse Group..............      5,500      1,093,230
    Holderbank Financiere Glarus AG
      Cl-B...........................        419        573,648
    Nestle SA........................        278        509,280
    Novartis AG......................        669        982,304
    PubliGroupe SA*..................        400        395,654
                                                   ------------
                                                      5,820,226
                                                   ------------
UNITED KINGDOM -- 14.4%
    Amvescap PLC.....................     99,100      1,152,549
    ARM Holdings PLC*................      7,860        530,323
    AstraZeneca Group PLC............     16,800        696,879
    Barclays PLC.....................     16,900        486,461
    BBA Group PLC....................     47,600        384,441
    BP Amoco PLC [ADR]...............      8,500        504,156
    British Telecommunications PLC...     77,200      1,886,728

                                        SHARES        VALUE
                                        ------        -----
    Cable & Wireless Communications
      PLC............................     47,937   $    689,151
    Cable & Wireless PLC.............     28,711        486,493
    Capita Group PLC.................     46,800        854,235
    Centrica PLC.....................    203,278        576,263
    CMG PLC..........................      6,800        500,543
    Colt Telecom Group PLC*..........     31,593      1,617,209
    Compass Group PLC................     46,500        638,447
    CRH PLC..........................     16,400        353,470
    Energis PLC*.....................     18,020        865,663
    Invensys PLC.....................    101,600        553,066
    Logica PLC.......................     44,700      1,153,097
    Marconi PLC......................     68,000      1,203,302
    Orange PLC*......................     20,500        692,075
    Pearson PLC......................     28,700        929,037
    Prudential Corp. PLC.............     34,500        679,880
    Telewest Communications PLC*.....    178,145        950,320
    Thus PLC*........................     93,370        613,840
    Vodafone AirTouch PLC............    191,550        949,117
    Vodafone AirTouch PLC [ADR]......     15,850        784,575
    WPP Group PLC....................     92,900      1,472,102
                                                   ------------
                                                     22,203,422
                                                   ------------
TOTAL FOREIGN STOCK
  (Cost $89,466,066).................               147,856,653
                                                   ------------
U.S. STOCK -- 4.6%
COMPUTER SERVICES & SOFTWARE -- 0.5%
    Comverse Technology, Inc.*.......      5,800        839,550
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.8%
    Celestica, Inc.*.................     21,000      1,165,500
                                                   ------------
SEMICONDUCTORS -- 1.7%
    JDS Uniphase Corp.*..............     16,080      2,593,905
                                                   ------------
TELECOMMUNICATIONS -- 1.6%
    Amdocs Ltd.* ....................     16,400        565,800
    Global TeleSystems Group,
      Inc.*..........................     24,200        837,925
    Infonet Services Corp. Cl-B*.....     11,300        296,625
    NTL, Inc.*.......................      5,900        736,025
                                                   ------------
                                                      2,436,375
                                                   ------------
TOTAL U.S. STOCK
  (Cost $3,263,546)..................                 7,035,330
                                                   ------------
TOTAL INVESTMENTS -- 100.4%
  (Cost $92,729,612).................               154,891,983
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.4)%.............                  (665,603)
                                                   ------------
NET ASSETS -- 100.0%.................              $154,226,380
                                                   ============

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Foreign currency exchange contracts outstanding at December 31, 1999:

                                         IN                    UNREALIZED
SETTLEMENT               CONTRACTS    EXCHANGE   CONTRACTS   APPRECIATION/
  MONTH      TYPE        TO RECEIVE     FOR      AT VALUE    (DEPRECIATION)
---------------------------------------------------------------------------
01/00        Buy    CHF     94,156    $58,869    $ 59,163        $ 294
01/00        Buy    JPY  12,482,779   122,380     122,250         (130)
                                      --------   --------        -----
                                      $181,249   $181,413        $ 164
                                      ========   ========        =====

                                          IN
SETTLEMENT               CONTRACTS     EXCHANGE    CONTRACTS     UNREALIZED
  MONTH      TYPE        TO DELIVER      FOR        AT VALUE    APPRECIATION
----------------------------------------------------------------------------
01/00        Sell   CHF  2,411,971    $2,436,481   $2,434,855      $1,626
                                      ==========   ==========      ======

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 1999. Percentages are based on net assets.

INDUSTRY
--------
Advertising...........................................   1.2%
Automobile Manufacturers..............................   3.1%
Beverages.............................................   0.3%
Broadcasting..........................................   2.9%
Business Services.....................................   5.7%
Chemicals.............................................   0.3%
Clothing & Apparel....................................   0.2%
Computer Hardware.....................................   0.6%
Computer Services & Software..........................   1.7%
Conglomerates.........................................   2.6%
Construction..........................................   0.3%
Consumer Products & Services..........................   8.8%
Electronic Components & Equipment.....................   8.5%
Entertainment & Leisure...............................   0.5%
Financial-Bank & Trust................................   2.8%
Financial Services....................................   6.2%
Food..................................................   2.9%
Hotels & Motels.......................................   0.4%
Industrial Products...................................   5.8%
Insurance.............................................   1.9%
Machinery & Equipment.................................   1.5%
Oil & Gas.............................................   1.2%
Pharmaceuticals.......................................   1.5%
Printing & Publishing.................................   6.6%
Retail & Merchandising................................   1.6%
Semiconductors........................................   1.6%
Telecommunications....................................  24.6%
Utilities.............................................   0.5%
                                                        ----
Total.................................................  95.8%
                                                        ====

--------------------------------------------------------------------------------

Unless otherwise noted, all stocks are common stock.

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, this security amounted to 0.4% of net assets.

See Notes to Financial Statements.


AST T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 95.8%
AIRLINES -- 1.7%
    Midwest Express Holdings,
      Inc.*..........................    141,000   $  4,494,375
                                                   ------------
AUTOMOTIVE PARTS -- 1.6%
    Myers Industries, Inc. ..........    125,000      1,968,750
    OEA, Inc. .......................    236,000      1,150,500
    TBC Corp.*.......................    177,000      1,106,250
                                                   ------------
                                                      4,225,500
                                                   ------------
BROADCASTING -- 0.4%
    Saga Communications, Inc.
      Cl-A*..........................     57,050      1,155,263
                                                   ------------
BUILDING MATERIALS -- 8.2%
    Cameron Ashley Building Products,
      Inc.*..........................    215,000      2,150,000
    Gibraltar Steel Corp. ...........    113,000      2,641,375
    Lone Star Technologies, Inc.*....    151,000      4,209,124
    Modine Manufacturing Co. ........    100,000      2,500,000
    Republic Group, Inc. ............    189,000      2,858,625
    Skyline Corp. ...................    113,000      2,655,500
    Thomas Industries, Inc. .........    122,000      2,493,375
    U.S. Aggregates, Inc.............    150,000      1,800,000
                                                   ------------
                                                     21,307,999
                                                   ------------
BUSINESS SERVICES -- 1.1%
    IT Group, Inc.*..................    320,000      2,940,000
                                                   ------------
CHEMICALS -- 2.5%
    Arch Chemicals, Inc. ............    141,000      2,952,188
    Schulman, (A.), Inc. ............    110,000      1,794,375
    TETRA Technologies, Inc.*........    247,400      1,793,650
                                                   ------------
                                                      6,540,213
                                                   ------------
CLOTHING & APPAREL -- 1.1%
    Dan River, Inc. Cl-A*............    236,000      1,209,500
    Unifi, Inc.*.....................    130,000      1,600,625
                                                   ------------
                                                      2,810,125
                                                   ------------
COMPUTER HARDWARE -- 0.9%
    Analogic Corp. ..................     75,000      2,475,000
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 4.9%
    Analysts International Corp. ....    175,000      2,187,500
    CompuCom Systems, Inc.*..........    300,000      1,237,500
    Progress Software*...............     94,000      5,334,500
    SPSS, Inc.*......................    160,000      4,040,000
                                                   ------------
                                                     12,799,500
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 0.7%
    Culp, Inc. ......................    132,000        833,250
    Packaged Ice, Inc.*..............    300,000        975,000
                                                   ------------
                                                      1,808,250
                                                   ------------
CONTAINERS & PACKAGING -- 4.9%
    Aptargroup, Inc. ................    150,000      3,768,750
    Ivex Packaging Corp.*............    210,000      2,100,000
    Liqui-Box Corp. .................     66,000      3,267,000
    Shorewood Packaging Corp.*.......    190,000      3,598,125
                                                   ------------
                                                     12,733,875
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
ELECTRONIC COMPONENTS & EQUIPMENT -- 9.4%
    Electro Rental Corp.*............    283,000   $  3,289,875
    FLIR Systems, Inc.*..............    140,000      2,275,000
    Franklin Electric Co., Inc. .....     40,000      2,807,500
    Landauer, Inc. ..................     63,000      1,378,125
    Littelfuse, Inc.*................    200,000      4,853,125
    Methode Electronics, Inc. Cl-A...    250,000      8,031,249
    Pioneer-Standard Electronics,
      Inc. ..........................    122,000      1,761,375
                                                   ------------
                                                     24,396,249
                                                   ------------
ENVIRONMENTAL SERVICES -- 0.9%
    Newpark Resources, Inc.*.........    320,000      1,960,000
    Waterlink, Inc.*.................    150,000        375,000
                                                   ------------
                                                      2,335,000
                                                   ------------
EQUIPMENT SERVICES -- 1.3%
    Cort Business Services Corp.*....    140,000      2,441,250
    Unifirst Corp. ..................     73,100        922,888
                                                   ------------
                                                      3,364,138
                                                   ------------
FINANCIAL-BANK & TRUST -- 6.0%
    Community First Bankshares,
      Inc. ..........................    190,000      2,992,500
    First Republic Bank*.............    142,000      3,337,000
    Silicon Valley Bancshares*.......    190,000      9,404,999
                                                   ------------
                                                     15,734,499
                                                   ------------
FINANCIAL SERVICES -- 5.1%
    Allied Capital Corp. ............    236,000      4,321,749
    American Capital Strategies
      Ltd. ..........................    100,000      2,275,000
    First Financial Fund, Inc.**.....    283,000      2,175,563
    Medallion Financial Corp. .......     65,000      1,165,938
    Triad Guaranty, Inc.*............    146,000      3,321,500
                                                   ------------
                                                     13,259,750
                                                   ------------
FOOD -- 0.5%
    International Multifoods
      Corp. .........................    100,000      1,325,000
                                                   ------------
FURNITURE -- 0.6%
    Stanley Furniture Co., Inc.*.....     90,000      1,653,750
                                                   ------------
INSURANCE -- 5.4%
    Brown & Brown, Inc. .............    151,000      5,785,187
    Markel Corp.*....................     18,000      2,790,000
    Medical Assurance, Inc.*.........    142,000      3,008,625
    Presidential Life Corp. .........    100,000      1,837,500
    PXRE Corp. ......................     50,000        650,000
                                                   ------------
                                                     14,071,312
                                                   ------------
LUMBER & WOOD PRODUCTS -- 0.6%
    Deltic Timber Corp. .............     75,000      1,640,625
                                                   ------------
MACHINERY & EQUIPMENT -- 3.7%
    Alamo Group, Inc. ...............     49,200        492,000
    Carbo Ceramics, Inc. ............     90,000      1,968,750
    Smith, (A.O.) Corp. .............    132,000      2,887,500
    TransTechnology Corp. ...........    132,000      1,460,250
    Woodward Governor Co. ...........    100,000      2,750,000
                                                   ------------
                                                      9,558,500
                                                   ------------

AST T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
MEDICAL SUPPLIES & EQUIPMENT -- 2.0%
    Lunar Corp.*.....................     58,200   $    414,675
    Ocular Sciences, Inc.*...........     95,000      1,793,125
    Owens & Minor, Inc. .............    330,000      2,949,375
                                                   ------------
                                                      5,157,175
                                                   ------------
METALS & MINING -- 2.1%
    Homestake Mining Co. ............    127,000        992,188
    Layne Christensen Co.*...........    113,000        819,250
    Material Sciences Corp.*.........    161,000      1,640,188
    Penn Virginia Corp. .............    122,000      2,043,499
                                                   ------------
                                                      5,495,125
                                                   ------------
OFFICE EQUIPMENT -- 4.7%
    Aaron Rents, Inc. Cl-A...........     51,600        941,700
    Aaron Rents, Inc. Cl-B...........    132,000      2,343,000
    CompX International, Inc. .......    175,000      3,215,625
    IDEX Corp. ......................    130,000      3,948,750
    McGrath Rentcorp.................    108,000      1,890,000
                                                   ------------
                                                     12,339,075
                                                   ------------
OIL & GAS -- 3.1%
    Chieftan International, Inc.*....    190,000      3,277,500
    Cross Timbers Oil Co. ...........    236,000      2,138,750
    Devon Energy Corp. ..............     85,000      2,794,375
                                                   ------------
                                                      8,210,625
                                                   ------------
PAPER & FOREST PRODUCTS -- 1.2%
    CSS Industries, Inc.*............     50,000      1,068,750
    Wausau-Mosinee Paper Corp. ......    173,000      2,021,938
                                                   ------------
                                                      3,090,688
                                                   ------------
PERSONAL SERVICES -- 1.7%
    Matthews International Corp.
      Cl-A...........................    161,000      4,427,500
                                                   ------------
PHARMACEUTICALS -- 0.7%
    Coulter Pharmaceutical, Inc.*....     78,000      1,769,625
                                                   ------------
REAL ESTATE -- 4.9%
    Glenborough Realty Trust, Inc.
      [REIT].........................    240,000      3,210,000
    Innkeepers USA Trust [REIT]......    212,000      1,735,750
    National Health Investors, Inc.
      [REIT].........................     22,900        340,638
    Pacific Gulf Properties, Inc.
      [REIT].........................    142,000      2,875,500
    Parkway Co. [REIT]...............     60,000      1,728,750
    Sun Communities, Inc. [REIT].....     94,000      3,025,625
                                                   ------------
                                                     12,916,263
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
RESTAURANTS -- 4.1%
    Consolidated Products, Inc.*.....    209,000   $  2,116,125
    RARE Hospitality International,
      Inc.*..........................    160,000      3,462,500
    Ruby Tuesday, Inc. ..............    285,000      5,183,438
                                                   ------------
                                                     10,762,063
                                                   ------------
RETAIL & MERCHANDISING -- 4.1%
    Bon-Ton Stores, Inc.*............    180,000        663,750
    Casey's General Stores, Inc. ....    235,000      2,452,812
    Fred's, Inc. ....................    122,000      1,944,375
    Goody's Family Clothing*.........    250,000      1,343,750
    Hancock Fabrics, Inc. ...........    190,000        593,750
    Jo-Ann Stores, Inc. Cl-B*........    122,000      1,227,625
    Stein Mart, Inc.*................    425,000      2,417,188
                                                   ------------
                                                     10,643,250
                                                   ------------
TRANSPORTATION -- 2.0%
    Hub Group, Inc. Cl-A*............    102,900      2,058,000
    Landstar Systems, Inc.*..........     75,000      3,210,938
                                                   ------------
                                                      5,268,938
                                                   ------------
UTILITIES -- 3.7%
    Black Hills Corp. ...............    150,000      3,328,125
    Cleco Corp. .....................    100,000      3,206,250
    United Water Resources, Inc. ....     90,000      3,076,875
                                                   ------------
                                                      9,611,250
                                                   ------------
TOTAL COMMON STOCK
  (Cost $287,452,145)................               250,320,500
                                                   ------------
PREFERRED STOCK -- 0.3%
    Cross Timbers Oil Co.
    $1.5625 Cl-A
    (Cost $1,188,022)................     33,000        787,875
                                                   ------------
                                          PAR
                                         (000)
                                       ---------
    Oesterreichische Kontrollbank
      6.60%, 01/18/00................  $   3,000      2,990,650
    Sand Dollar Fund
      6.00%, 02/28/00+...............      5,000      4,950,861
                                                   ------------
    (Cost $7,942,317)................                 7,941,511
                                                   ------------

AST T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                       ---------   ------------
SHORT-TERM INVESTMENTS -- 0.5%
    Temporary Investment Cash Fund
    (Cost $1,332,777)................  1,332,777   $  1,332,777
                                                   ------------
TOTAL INVESTMENTS -- 99.6%
  (Cost $297,915,261)................               260,382,663
OTHER ASSETS LESS
  LIABILITIES -- 0.4%................                 1,110,717
                                                   ------------
NET ASSETS -- 100.0%.................              $261,493,380
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

** Closed-end fund.

+ Security is restricted as to resale and may not be resold except to qualified institutional buyers. At the end of the year, this security amounted to 1.9% of net assets.

See Notes to Financial Statements.


AST MARSICO CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                      SHARES         VALUE
                                      ------         -----
COMMON STOCK -- 94.0%
ADVERTISING -- 1.2%
    Omnicom Group, Inc. ...........    213,277   $   21,327,700
                                                 --------------
AEROSPACE -- 1.5%
    General Motors Corp. Cl-H*.....    265,468       25,484,928
                                                 --------------
AIRLINES -- 2.9%
    AMR Corp.*.....................    237,320       15,900,440
    UAL Corp.*.....................    434,180       33,676,086
                                                 --------------
                                                     49,576,526
                                                 --------------
BEVERAGES -- 1.5%
    Anheuser-Busch Companies,
      Inc..........................    358,829       25,432,005
                                                 --------------
BROADCASTING -- 2.9%
    Clear Channel Communications,
      Inc.*........................    344,663       30,761,173
    UnitedGlobalCom, Inc. Cl-A*....    266,066       18,790,911
                                                 --------------
                                                     49,552,084
                                                 --------------
CHEMICALS -- 0.8%
    Dupont, (E.I.) de Nemours &
      Co. .........................    204,658       13,481,846
                                                 --------------
COMPUTER HARDWARE -- 10.9%
    Dell Computer Corp.*...........  1,638,393       83,558,043
    EMC Corp.*.....................    961,030      104,992,528
                                                 --------------
                                                    188,550,571
                                                 --------------
COMPUTER SERVICES & SOFTWARE -- 15.4%
    3Com Corp.*....................    859,752       40,408,344
    America Online, Inc.*..........    843,363       63,621,196
    Cisco Systems, Inc.*...........    762,969       81,733,054
    Juniper Networks, Inc.*........     68,492       23,287,280
    Oracle Corp.*..................     99,028       11,097,325
    Sun Microsystems, Inc.*........    602,888       46,686,140
                                                 --------------
                                                    266,833,339
                                                 --------------
CONSTRUCTION -- 0.2%
    M.D.C. Holdings, Inc...........    165,770        2,600,517
                                                 --------------
CONSUMER PRODUCTS & SERVICES -- 1.3%
    Estee Lauder Companies, Inc.
      Cl-A.........................    460,334       23,218,096
                                                 --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 6.7%
    General Electric Co. ..........    446,931       69,162,572
    Sony Corp.*....................      3,394          966,442
    Texas Instruments, Inc. .......    475,381       46,052,534
                                                 --------------
                                                    116,181,548
                                                 --------------
ENTERTAINMENT & LEISURE -- 3.0%
    Royal Caribbean Cruises Ltd. ..     24,079        1,187,396
    Time Warner, Inc. .............    704,577       51,037,796
                                                 --------------
                                                     52,225,192
                                                 --------------
EQUIPMENT SERVICES -- 1.2%
    Hertz Corp. Cl-A...............    412,955       20,699,369
                                                 --------------

                                      SHARES         VALUE
                                      ------         -----
FINANCIAL-BANK & TRUST -- 0.8%
    Northern Trust Corp............    251,754   $   13,342,962
                                                 --------------
FINANCIAL SERVICES -- 8.9%
    Citigroup, Inc.................  1,352,944       75,172,951
    Fannie Mae.....................    546,800       34,140,825
    Morgan Stanley, Dean Witter &
      Co. .........................    306,046       43,688,067
                                                 --------------
                                                    153,001,843
                                                 --------------
HOTELS & MOTELS -- 1.7%
    Four Seasons Hotels, Inc.......    539,754       28,741,901
                                                 --------------
PHARMACEUTICALS -- 5.2%
    Genentech, Inc.*...............    536,463       72,154,273
    Priority Healthcare Corp.
      Cl-B*........................    585,336       16,938,161
                                                 --------------
                                                     89,092,434
                                                 --------------
RETAIL & MERCHANDISING -- 8.2%
    Home Depot, Inc. ..............    803,420       55,084,450
    Tiffany & Co. .................    348,881       31,137,629
    Wal-Mart Stores, Inc. .........    793,959       54,882,416
                                                 --------------
                                                    141,104,495
                                                 --------------
SEMICONDUCTORS -- 2.8%
    Chartered Semiconductor
      Manufacturing [ADR]*.........     50,000        3,650,000
    JDS Uniphase Corp.*............    272,748       43,997,662
                                                 --------------
                                                     47,647,662
                                                 --------------
TELECOMMUNICATIONS -- 16.9%
    Ciena Corp.*...................    302,430       17,389,725
    Lucent Technologies, Inc. .....    628,442       47,015,317
    MCI WorldCom, Inc.*............  1,002,582       53,199,507
    MediaOne Group, Inc.*..........    222,236       17,070,503
    Nortel Networks Corp. .........     42,378        4,280,178
    QUALCOMM, Inc.*................    585,536      103,200,720
    Sprint Corp. (PCS Group)*......    216,710       22,212,775
    Vodafone AirTouch PLC [ADR]....    568,514       28,141,443
                                                 --------------
                                                    292,510,168
                                                 --------------
TOTAL COMMON STOCK
  (Cost $1,095,812,272)............               1,620,605,186
                                                 --------------
PREFERRED STOCK -- 0.8%
UTILITIES
    AES Corp. 6.75% [CVT]
    (Cost $10,896,300).............    217,926       13,429,690
                                                 --------------
FOREIGN STOCK -- 3.9%
ELECTRONIC COMPONENTS & EQUIPMENT
    Sony Corp. -- (JPY)
    (Cost $33,051,100).............    225,200       66,786,336
                                                 --------------

AST MARSICO CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                        PAR
                                       (000)         VALUE
                                       -----         -----
CORPORATE OBLIGATIONS -- 0.9%
TELECOMMUNICATIONS
    Level 3 Communications, Inc.
      [CVT] 6.00%, 09/15/09
    (Cost $11,300,000).............  $  11,300   $   15,876,500
                                                 --------------
TOTAL INVESTMENTS -- 99.6%
  (Cost $1,151,059,672)............               1,716,697,712
OTHER ASSETS LESS
  LIABILITIES -- 0.4%..............                   7,038,326
                                                 --------------
NET ASSETS -- 100.0%...............              $1,723,736,038
                                                 ==============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.


AST COHEN & STEERS REALTY PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 96.1%
APARTMENT/RESIDENTIAL -- 17.9%
    Apartment Investment & Management
      Co. Cl-A [REIT].................     78,200   $ 3,113,337
    Avalonbay Communities, Inc.
      [REIT]..........................     87,500     3,002,343
    Equity Residential Properties
      Trust [REIT]*...................     49,400     2,108,763
    Essex Property Trust, Inc.
      [REIT]..........................     30,900     1,050,600
    Smith, (Charles E.) Residential
      Realty, Inc. ...................     25,600       905,600
                                                    -----------
                                                     10,180,643
                                                    -----------
COMMUNITY CENTER -- 2.3%
    Kimco Realty Corp. [REIT].........     38,200     1,294,025
                                                    -----------
DIVERSIFIED -- 16.4%
    Brookfield Properties Corp. ......    130,600     1,370,689
    Cresent Real Estate Equities
      Co. ............................     62,600     1,150,275
    Reckson Services Industries,
      Inc.*...........................     48,600     3,031,425
    Vornado Realty Trust [REIT].......    115,500     3,753,750
                                                    -----------
                                                      9,306,139
                                                    -----------
HEALTH CARE -- 5.7%
    Health Care Property Investors,
      Inc. [REIT].....................     73,800     1,761,975
    Nationwide Health Properties,
      Inc. ...........................    108,600     1,493,250
                                                    -----------
                                                      3,255,225
                                                    -----------
HEALTHCARE SERVICES -- 2.3%
    Manor Care, Inc.*.................     80,100     1,281,600
                                                    -----------
HOTELS & MOTELS -- 6.3%
    MeriStar Hospitality Corp.........     29,000       464,000
    Starwood Hotels & Resorts
      Worldwide, Inc. [REIT]..........    133,300     3,132,550
                                                    -----------
                                                      3,596,550
                                                    -----------
INDUSTRIAL -- 7.1%
    AMB Property Corp. [REIT].........     58,500     1,166,344
    First Industrial Realty Trust,
      Inc. [REIT].....................     26,000       713,375
    Prologis Trust [REIT].............    111,100     2,138,675
                                                    -----------
                                                      4,018,394
                                                    -----------

                                         SHARES        VALUE
                                         ------        -----
OFFICE -- 17.7%
    Arden Realty, Inc. [REIT].........     97,900   $ 1,964,119
    Equity Office Properties Trust
      [REIT]..........................    115,600     2,846,650
    Highwoods Properties, Inc.
      [REIT]..........................     49,400     1,148,550
    Mack-Cali Realty Corp. [REIT].....    113,200     2,950,275
    SL Green Realty Corp. [REIT]......     50,600     1,100,550
                                                    -----------
                                                     10,010,144
                                                    -----------
OFFICE/INDUSTRIAL -- 10.0%
    PS Business Parks, Inc. [REIT]....     48,800     1,110,200
    Reckson Associates Realty Corp.
      [REIT]..........................     67,500     1,383,750
    Spieker Properties, Inc. [REIT]...     87,700     3,195,569
                                                    -----------
                                                      5,689,519
                                                    -----------
REGIONAL MALL -- 8.3%
    General Growth Properties, Inc.
      [REIT]..........................     52,600     1,472,800
    Macerich Co. [REIT]...............     44,100       917,831
    Simon Property Group, Inc.
      [REIT]..........................     63,700     1,461,119
    Taubman Centers, Inc..............     78,100       839,575
                                                    -----------
                                                      4,691,325
                                                    -----------
SELF STORAGE -- 2.1%
    Public Storage, Inc. [REIT].......     52,400     1,188,825
                                                    -----------
TOTAL COMMON STOCK
  (Cost $59,290,297)..................               54,512,389
                                                    -----------
SHORT-TERM INVESTMENTS -- 7.6%
    Temporary Investment Cash Fund....  2,154,802     2,154,802
    Temporary Investment Fund.........  2,154,801     2,154,801
                                                    -----------
    (Cost $4,309,603).................                4,309,603
                                                    -----------
TOTAL INVESTMENTS -- 103.7%
  (Cost $63,599,900)..................               58,821,992
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (3.7)%....................               (2,124,588)
                                                    -----------
NET ASSETS -- 100.0%..................              $56,697,404
                                                    ===========

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.


AST LORD ABBETT SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
COMMON STOCK -- 96.8%
AEROSPACE -- 2.9%
    AAR Corp. ........................     60,100   $ 1,078,044
    Alliant Techsystems, Inc.*........     13,500       841,219
    DONCASTERS PLC [ADR]*.............     27,500       247,500
                                                    -----------
                                                      2,166,763
                                                    -----------
AUTOMOBILE MANUFACTURERS -- 3.0%
    Oshkosh Truck Corp. ..............     76,100     2,230,681
                                                    -----------
AUTOMOTIVE PARTS -- 2.0%
    American Axle & Manufacturing
      Holdings, Inc.*.................     37,000       448,625
    Jason, Inc.*......................     15,300       110,925
    Superior Industries International,
      Inc. ...........................     34,300       919,669
                                                    -----------
                                                      1,479,219
                                                    -----------
BEVERAGES -- 0.7%
    Robert Mondavi Corp. Cl-A*........     15,000       521,250
                                                    -----------
BUILDING MATERIALS -- 3.9%
    Hughes Supply, Inc. ..............     51,800     1,116,938
    Simpson Manufacturing Co.,
      Inc.*...........................     40,000     1,750,000
                                                    -----------
                                                      2,866,938
                                                    -----------
BUSINESS SERVICES -- 4.6%
    American Management Systems,
      Inc.*...........................     48,000     1,506,000
    Baker, (Michael) Corp.*...........     40,000       265,000
    CIBER, Inc.*......................     61,000     1,677,500
                                                    -----------
                                                      3,448,500
                                                    -----------
CHEMICALS -- 0.7%
    Cambrex Corp......................     15,400       530,338
                                                    -----------
CLOTHING & APPAREL -- 3.1%
    Cutter & Buck, Inc.*..............     20,000       302,500
    Garan, Inc. ......................     28,500       815,812
    Gildan Activewear, Inc. Cl-A*.....     17,000       308,125
    North Face, Inc.*.................     23,600        99,931
    Phillips-Van Heusen Corp. ........     95,000       789,688
    Stride Rite Corp. ................      2,000        13,000
                                                    -----------
                                                      2,329,056
                                                    -----------
COMPUTER SERVICES & SOFTWARE -- 6.9%
    Analysts International Corp. .....    110,000     1,375,000
    Datastream Systems, Inc.*.........     59,800     1,468,837
    Inprise Corp.*....................      3,600        39,825
    Metro Information Services,
      Inc.*...........................     51,900     1,245,600
    Systems & Computer Technology
      Corp.*..........................     60,000       975,000
                                                    -----------
                                                      5,104,262
                                                    -----------
CONGLOMERATES -- 0.1%
    Ruddick Corp. ....................      3,200        49,600
                                                    -----------
CONSTRUCTION -- 0.5%
    Granite Construction, Inc. .......     20,000       368,750
                                                    -----------
CONSUMER PRODUCTS & SERVICES -- 3.3%
    Church and Dwight Co., Inc. ......     20,000       533,750
    LSI Industries, Inc...............     22,400       484,400

                                         SHARES        VALUE
                                         ------        -----
    NBTY, Inc.*.......................     40,000   $   462,500
    Regis Corp........................     50,000       943,750
                                                    -----------
                                                      2,424,400
                                                    -----------
CONTAINERS & PACKAGING -- 2.7%
    BWAY Corp.*.......................     24,100       147,613
    Ivex Packaging Corp.*.............    185,000     1,850,000
                                                    -----------
                                                      1,997,613
                                                    -----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 16.2%
    Anixter International, Inc.*......     22,600       466,125
    Electro Scientific Industries,
      Inc.*...........................     14,000     1,022,000
    Electronics for Imaging, Inc.*....      6,000       348,750
    GenRad, Inc.*.....................     79,400     1,280,325
    Kent Electronics Corp.*...........     19,000       432,250
    Methode Electronics, Inc. Cl-A....     20,000       642,500
    Moog, Inc. Cl-A*..................     55,000     1,485,000
    Rogers Corp.*.....................     75,000     2,868,749
    SBS Technologies, Inc.*...........     21,400       781,100
    Sensormatic Electronics Corp.*....    140,000     2,441,250
    Woodhead Industries, Inc.*........      1,300        15,113
    Zebra Technologies Corp.*.........      5,300       310,050
                                                    -----------
                                                     12,093,212
                                                    -----------
EQUIPMENT SERVICES -- 0.5%
    CLARCOR, Inc. ....................     18,900       340,200
                                                    -----------
FINANCIAL-BANK & TRUST -- 3.2%
    Community First Bankshares,
      Inc. ...........................     26,000       409,500
    Doral Financial Corp. ............     92,000     1,132,750
    East West Bancorp, Inc............     44,000       503,250
    Sterling Bancshares, Inc..........     27,000       302,063
                                                    -----------
                                                      2,347,563
                                                    -----------
FINANCIAL SERVICES -- 1.8%
    Financial Federal Corp.*..........     57,000     1,300,313
                                                    -----------
FOOD -- 4.1%
    Dreyer's Grand Ice Cream, Inc. ...    120,400     2,046,800
    Michael Foods, Inc. ..............     37,600       925,900
    Sanderson Farms, Inc. ............     10,000        85,625
                                                    -----------
                                                      3,058,325
                                                    -----------
HEALTHCARE SERVICES -- 0.2%
    Sierra Health Services, Inc.*.....     17,400       116,363
                                                    -----------
INDUSTRIAL PRODUCTS -- 1.0%
    Carlisle Companies, Inc...........     20,000       720,000
                                                    -----------
MACHINERY & EQUIPMENT -- 7.2%
    BEI Technologies, Inc. ...........     55,000       838,750
    CMI Corp. Cl-A....................     46,400       327,700
    CUNO, Inc.*.......................     20,000       414,063
    Gardner Denver, Inc.*.............     28,000       467,250
    Kollmorgen Corp. .................     72,700       895,118
    National-Oilwell, Inc.*...........     97,000     1,521,687
    SPS Technologies, Inc.*...........     27,000       862,312
                                                    -----------
                                                      5,326,880
                                                    -----------
MEDICAL SUPPLIES & EQUIPMENT -- 8.9%
    Arrow International, Inc. ........     32,100       930,900
    Gliatech, Inc.*...................     57,800       960,925

AST LORD ABBETT SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES        VALUE
                                         ------        -----
    Haemonetics Corp.*................     64,000   $ 1,523,999
    ICU Medical, Inc.*................     50,000       762,500
    Invacare Corp. ...................     50,000     1,003,125
    Mentor Corp. .....................     55,000     1,419,688
                                                    -----------
                                                      6,601,137
                                                    -----------
METALS & MINING -- 2.9%
    IMCO Recycling, Inc. .............     47,000       593,375
    NS Group, Inc.*...................     47,900       365,238
    Shaw Group, Inc.*.................     48,000     1,215,000
                                                    -----------
                                                      2,173,613
                                                    -----------
OIL & GAS -- 6.4%
    Basin Exploration, Inc.*..........     67,500     1,189,688
    Helmerich & Payne, Inc. ..........     60,000     1,308,750
    Marine Drilling Co., Inc.*........     80,000     1,794,999
    Oceaneering International,
      Inc.*...........................     30,400       454,100
                                                    -----------
                                                      4,747,537
                                                    -----------
PHARMACEUTICALS -- 0.7%
    Applied Analytical Industries,
      Inc.*...........................     14,300       130,488
    Covance, Inc.*....................     35,000       378,437
                                                    -----------
                                                        508,925
                                                    -----------
PRINTING & PUBLISHING -- 3.7%
    Scholastic Corp.*.................     44,000     2,736,250
                                                    -----------
RAILROADS -- 0.1%
    ABC-NACO, Inc.*...................     13,000       107,250
                                                    -----------

                                         SHARES        VALUE
                                         ------        -----
RESTAURANTS -- 0.4%
    BUCA, Inc.*.......................     30,000   $   307,500
                                                    -----------
RETAIL & MERCHANDISING -- 3.3%
    Coldwater Creek, Inc.*............     19,500       399,750
    Good Guys, Inc.*..................    132,100     1,230,181
    Shopko Stores, Inc.*..............     36,000       828,000
                                                    -----------
                                                      2,457,931
                                                    -----------
TELECOMMUNICATIONS -- 1.6%
    Commscope, Inc.*..................     29,300     1,181,156
                                                    -----------
TRANSPORTATION -- 0.2%
    Smithway Motor Express Corp.
      Cl-A*...........................     36,300       149,738
                                                    -----------
TOTAL COMMON STOCK
  (Cost $65,637,804)..................               71,791,263
                                                    -----------
SHORT-TERM INVESTMENTS -- 4.9%
    Temporary Investment Cash Fund....  1,831,006     1,831,006
    Temporary Investment Fund.........  1,831,005     1,831,005
                                                    -----------
    (Cost $3,662,011).................                3,662,011
                                                    -----------
TOTAL INVESTMENTS -- 101.7%
  (Cost $69,299,815)..................               75,453,274
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.7)%....................               (1,261,753)
                                                    -----------
NET ASSETS -- 100.0%..................              $74,191,521
                                                    ===========

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.


AST BANKERS TRUST MANAGED INDEX 500 PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
COMMON STOCK -- 91.5%
ADVERTISING -- 0.2%
    Interpublic Group of Companies,
      Inc. ..........................     11,700   $    674,944
    Omnicom Group, Inc. .............      5,800        580,000
                                                   ------------
                                                      1,254,944
                                                   ------------
AEROSPACE -- 1.2%
    Boeing Co. ......................     44,300      1,841,219
    General Dynamics Corp. ..........      9,100        480,025
    Goodrich, (B.F.) Co. ............     23,200        638,000
    Honeywell International, Inc. ...     31,137      1,796,216
    Lockheed Martin Corp. ...........     18,500        404,688
    Raytheon Co. Cl-B................      9,300        247,031
    Teledyne Technologies, Inc.*.....      3,085         29,115
    United Technologies Corp. .......     30,000      1,949,999
                                                   ------------
                                                      7,386,293
                                                   ------------
AIRLINES -- 0.3%
    AMR Corp.*.......................     11,600        777,199
    Delta Air Lines, Inc. ...........     14,200        707,338
    Southwest Airlines Co. ..........     13,400        216,913
                                                   ------------
                                                      1,701,450
                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.8%
    Ford Motor Co. ..................     51,200      2,736,000
    General Motors Corp. ............     36,000      2,616,750
                                                   ------------
                                                      5,352,750
                                                   ------------
AUTOMOTIVE PARTS -- 0.3%
    AutoZone, Inc.*..................     15,900        513,768
    Dana Corp. ......................      2,700         80,831
    Delphi Automotive Systems
      Corp. .........................     19,305        304,053
    Eaton Corp. .....................      1,300         94,413
    Genuine Parts Co. ...............      8,200        203,463
    Goodyear Tire & Rubber Co. ......      7,300        205,769
    TRW, Inc. .......................      5,800        301,238
                                                   ------------
                                                      1,703,535
                                                   ------------
BEVERAGES -- 1.6%
    Anheuser-Busch Companies,
      Inc. ..........................     21,300      1,509,638
    Brown-Forman Corp. Cl-B..........        400         22,900
    Coca-Cola Co. ...................    104,400      6,081,299
    Coca-Cola Enterprises, Inc. .....     20,500        412,563
    PepsiCo, Inc. ...................     58,100      2,048,025
                                                   ------------
                                                     10,074,425
                                                   ------------
BROADCASTING -- 0.8%
    CBS Corp.*.......................     49,219      3,146,940
    Clear Channel Communications,
      Inc.*..........................     22,000      1,963,500
                                                   ------------
                                                      5,110,440
                                                   ------------
BUILDING MATERIALS -- 0.2%
    Armstrong World Industries,
      Inc. ..........................      1,800         60,075
    Masco Corp. .....................     20,100        510,038
    TJ International, Inc............      9,400        394,800
    Vulcan Materials Co. ............      5,200        207,675
                                                   ------------
                                                      1,172,588
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
BUSINESS SERVICES -- 0.6%
    Avery Dennison Corp. ............      2,300   $    167,613
    Clarify, Inc.*...................     17,700      2,230,199
    Ecolab, Inc. ....................      5,900        230,838
    First Data Corp. ................     19,800        976,387
    Parametric Technology Corp.*.....      4,000        108,250
    Pittway Corp.*...................      2,100         94,631
    Quintiles Transnational Corp.*...      5,400        100,913
                                                   ------------
                                                      3,908,831
                                                   ------------
CAPITAL GOODS -- 0.0%
    Briggs & Stratton Corp. .........      4,100        219,863
                                                   ------------
CHEMICALS -- 1.3%
    Air Products & Chemicals,
      Inc. ..........................      5,500        184,594
    Dow Chemical Co. ................      8,200      1,095,725
    DuPont, (E.I.) de Nemours &
      Co. ...........................     53,700      3,537,487
    Eastman Chemical Co. ............      3,600        171,675
    Engelhard Corp. .................      5,800        109,475
    FMC Corp.*.......................      6,900        395,456
    Grace, (W.R.) & Co.*.............      3,400         47,175
    Great Lakes Chemical Corp. ......      2,700        103,106
    Monsanto Co. ....................     23,500        837,188
    PPG Industries, Inc. ............      4,600        287,788
    Praxair, Inc. ...................      2,300        115,719
    Rohm & Haas Co. .................      5,600        227,850
    Union Carbide Corp. .............     16,300      1,088,025
                                                   ------------
                                                      8,201,263
                                                   ------------
CLOTHING & APPAREL -- 0.2%
    Limited, Inc. ...................     10,181        440,965
    Liz Claiborne, Inc...............      4,500        169,313
    Nike, Inc. Cl-B..................     11,700        579,880
    Reebok International, Ltd.*......     10,800         88,425
    Springs Industries, Inc. Cl-A....        900         35,944
    V.F. Corp. ......................      1,400         42,000
                                                   ------------
                                                      1,356,527
                                                   ------------
COMPUTER HARDWARE -- 5.0%
    Adaptec, Inc.*...................      9,900        493,763
    Apple Computer, Inc.*............      9,700        997,281
    Compaq Computer Corp. ...........     70,500      1,907,906
    Dell Computer Corp.*.............    123,800      6,313,800
    EMC Corp.*.......................     48,225      5,268,581
    Gateway, Inc.*...................     17,900      1,289,919
    Hewlett-Packard Co. .............     44,700      5,093,006
    International Business Machines
      Corp. .........................     87,800      9,482,400
    Seagate Technology, Inc.*........     19,000        884,688
                                                   ------------
                                                     31,731,344
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 13.5%
    3Com Corp.*......................     23,700      1,113,900
    Adobe Systems, Inc. .............     12,600        847,350
    America Online, Inc.*............    117,160      8,838,257
    Automatic Data Processing,
      Inc. ..........................     27,900      1,503,113
    BMC Software, Inc.*..............     10,800        863,325
    Cabletron Systems, Inc.*.........     15,900        413,400
    Ceridian Corp.*..................      7,600        163,875
    Cisco Systems, Inc.*.............    153,900     16,486,537

AST BANKERS TRUST MANAGED INDEX 500 PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Citrix Systems, Inc.*............      4,300   $    528,900
    Computer Associates
      International, Inc. ...........     24,400      1,706,475
    Computer Sciences Corp.*.........      7,500        709,688
    Compuware Corp.*.................     14,000        521,500
    Comverse Technology, Inc.*.......      4,100        593,475
    Electronic Data Systems Corp. ...     22,400      1,499,400
    Microsoft Corp.*.................    236,000     27,552,999
    Network Appliance, Inc.*.........      6,800        564,825
    Novell, Inc.*....................     27,500      1,094,844
    Oracle Corp.*....................     67,400      7,553,012
    Paychex, Inc. ...................     11,600        464,000
    PeopleSoft, Inc.*................     18,000        383,625
    Silicon Graphics, Inc.*..........     29,800        292,413
    Sun Microsystems, Inc.*..........     75,600      5,854,275
    Unisys Corp.*....................     14,500        463,094
    Visio Corp*......................     11,100        527,250
    Yahoo!, Inc.*....................     12,300      5,322,056
                                                   ------------
                                                     85,861,588
                                                   ------------
CONGLOMERATES -- 1.5%
    Corning, Inc. ...................        100         12,894
    ITT Industries, Inc. ............      4,800        160,500
    Johnson Controls, Inc. ..........        900         51,188
    Minnesota Mining & Manufacturing
      Co. ...........................     19,700      1,928,138
    Philip Morris Companies, Inc. ...    109,700      2,543,668
    Seagram Co. Ltd. ................     19,500        876,281
    Textron, Inc. ...................     12,900        989,269
    Tyco International Ltd. .........     76,810      2,985,988
                                                   ------------
                                                      9,547,926
                                                   ------------
CONSTRUCTION -- 0.0%
    Centex Corp. ....................      2,700         66,656
    Pulte Corp. .....................     10,200        229,500
                                                   ------------
                                                        296,156
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 2.5%
    Alberto-Culver Co. Cl-B..........      2,500         64,531
    Avon Products, Inc. .............      7,700        254,100
    Bausch & Lomb, Inc. .............        700         47,906
    Clorox Co. ......................     10,700        539,013
    Colgate-Palmolive Co. ...........     26,000      1,690,000
    Eastman Kodak Co. ...............     23,600      1,563,500
    Fortune Brands, Inc. ............      2,400         79,350
    Gillette Co. ....................     43,300      1,783,419
    Hasbro, Inc. ....................      8,550        162,984
    International Flavors &
      Fragrances, Inc. ..............      9,200        347,300
    Jostens, Inc. ...................     43,700      1,062,456
    Maytag Corp. ....................     15,500        744,000
    Procter & Gamble Co. ............     60,400      6,617,575
    Tupperware Corp. ................      9,900        167,681
    UST, Inc. .......................     20,400        513,825
    Water Pik Technologies, Inc.*....      1,080         10,328
    Whirlpool Corp. .................      3,400        221,213
                                                   ------------
                                                     15,869,181
                                                   ------------

                                        SHARES        VALUE
                                        ------        -----
CONTAINERS & PACKAGING -- 0.1%
    Crown Cork & Seal Co., Inc. .....      6,600   $    147,675
    Pactiv Corp.*....................      7,800         82,875
    Sealed Air Corp.*................      4,700        243,519
                                                   ------------
                                                        474,069
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 5.3%
    Analog Devices, Inc.*............      8,300        771,900
    Emerson Electric Co. ............     15,600        895,050
    General Electric Co. ............    149,700     23,166,074
    KLA-Tencor Corp.*................      4,100        456,638
    Molex, Inc. .....................      5,800        328,788
    Oak Industries, Inc.*............     10,100      1,071,863
    Parker-Hannifin Corp. ...........     15,300        785,081
    PerkinElmer, Inc.*...............     11,700        487,744
    Rockwell International Corp. ....      5,900        282,463
    Solectron Corp.*.................     13,000      1,236,624
    Tandy Corp.......................      8,800        432,850
    Teradyne, Inc.*..................      7,900        521,400
    Texas Instruments, Inc. .........     33,274      3,223,418
                                                   ------------
                                                     33,659,893
                                                   ------------
ENTERTAINMENT & LEISURE -- 1.6%
    Brunswick Corp. .................      4,500        100,125
    Carnival Corp. ..................     27,500      1,314,844
    Disney, (Walt) Co. ..............     85,700      2,506,725
    Harrah's Entertainment, Inc.*....     10,600        280,238
    Mattel, Inc. ....................     11,600        152,250
    Mirage Resorts, Inc.*............      9,200        140,875
    Time Warner, Inc. ...............     60,400      4,375,224
    Viacom, Inc. Cl-B*...............     25,000      1,510,938
                                                   ------------
                                                     10,381,219
                                                   ------------
ENVIRONMENTAL SERVICES -- 0.1%
    Allied Waste Industries, Inc.*...      8,600         75,788
    Waste Management, Inc. ..........     24,900        427,968
                                                   ------------
                                                        503,756
                                                   ------------
EQUIPMENT SERVICES -- 0.0%
    Millipore Corp. .................      3,600        139,050
                                                   ------------
FINANCIAL-BANK & TRUST -- 4.3%
    AmSouth Bancorporation...........     16,932        326,999
    Bank of America Corp. ...........     80,500      4,040,093
    Bank of New York Co., Inc. ......     34,000      1,360,000
    Bank One Corp. ..................     51,700      1,657,631
    BB&T Corp. ......................     13,008        356,094
    Chase Manhattan Corp. ...........     37,900      2,944,355
    Comerica, Inc. ..................      4,100        191,419
    Countrywide Credit Industries,
      Inc. ..........................      1,400         35,350
    Fifth Third Bancorp..............     12,300        902,513
    First Union Corp. ...............     35,000      1,148,438
    Firstar Corp. ...................     45,147        953,730
    Huntington Bancshares, Inc. .....      6,150        146,831
    KeyCorp. ........................     12,100        267,713
    MBNA Corp........................     36,500        994,625
    Mellon Financial Corp. ..........     22,800        776,625
    Morgan, (J.P.) & Co., Inc. ......     15,100      1,912,038
    National City Corp. .............     28,600        677,463
    Northern Trust Corp. ............      5,800        307,400

AST BANKERS TRUST MANAGED INDEX 500 PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Old Kent Financial Corp. ........      5,500     $  194,563
    PNC Bank Corp. NA................     12,000        534,000
    Regions Financial Corp. .........      5,100        128,138
    Republic New York Corp. .........      6,200        446,400
    Southtrust Corp. ................      7,300        276,031
    State Street Boston Corp. .......      4,800        350,700
    Summit Bancorp...................      7,235        221,572
    SunTrust Banks, Inc. ............     12,900        887,681
    Synovus Financial Corp. .........      8,400        166,950
    U.S. Bancorp.....................     34,791        828,461
    Union Planters Corp. ............     15,500        611,281
    Wachovia Corp. ..................      8,300        564,400
    Wells Fargo & Co. ...............     72,300      2,923,631
                                                   ------------
                                                     27,133,125
                                                   ------------
FINANCIAL SERVICES -- 4.8%
    American Express Co. ............     23,000      3,823,749
    Associates First Capital Corp.
      Cl-A...........................     28,800        790,200
    Bear Stearns Companies, Inc. ....      5,660        241,965
    Block, (H&R), Inc. ..............      4,500        196,875
    Capital One Financial Corp. .....      4,500        216,844
    Citigroup, Inc. .................    166,600      9,256,712
    Deluxe Corp. ....................      3,600         98,775
    Dun & Bradstreet Corp. ..........      2,400         70,800
    Fannie Mae.......................     46,600      2,909,588
    Fleet Financial Group, Inc. .....     42,024      1,462,961
    Franklin Resources, Inc. ........      4,400        141,075
    Freddie Mac......................     29,000      1,364,813
    Golden West Financial Corp. .....      6,100        204,350
    Household International, Inc. ...     17,500        651,875
    Lehman Brothers Holdings,
      Inc. ..........................      5,400        457,313
    MBIA, Inc. ......................      4,500        237,656
    Merrill Lynch & Co., Inc. .......     16,800      1,402,800
    Morgan Stanley, Dean Witter &
      Co. ...........................     26,000      3,711,499
    Paine Webber Group, Inc. ........      6,700        260,044
    Providian Financial Corp. .......      6,500        591,906
    Schwab, (Charles) Corp. .........     37,100      1,423,713
    SLM Holding Corp. ...............      4,600        194,350
    T. Rowe Price Associates, Inc....      7,100        262,256
    Washington Mutual, Inc. .........     12,900        335,400
                                                   ------------
                                                     30,307,519
                                                   ------------
FOOD -- 1.9%
    Albertson's, Inc. ...............      9,500        306,375
    Archer Daniels Midland Co. ......     28,065        342,042
    Bestfoods, Inc. .................      6,600        346,913
    ConAgra, Inc. ...................      8,900        200,806
    General Mills, Inc. .............      9,300        332,475
    Great Atlantic & Pacific Tea Co.,
      Inc. ..........................     14,800        412,550
    Hannaford Bros. Co...............     56,700      3,930,018
    Heinz, (H.J.) Co. ...............     10,600        422,013
    Kellogg Co. .....................     18,500        570,031
    Kroger Co.*......................     34,700        654,963
    Nabisco Group Holdings...........     13,400        142,375
    Quaker Oats Co. .................      6,100        400,313
    Ralston Purina Group.............      8,300        231,363
    Safeway, Inc.*...................     23,900        849,943

                                        SHARES        VALUE
                                        ------        -----
    Sara Lee Corp. ..................     41,400   $    913,387
    Supervalu, Inc. .................     20,900        418,000
    Sysco Corp. .....................      8,300        328,369
    Unilever NV NY Reg. .............     23,300      1,268,393
    Winn-Dixie Stores, Inc. .........        800         19,150
    Wrigley, (Wm., Jr.) Co. .........      2,900        240,519
                                                   ------------
                                                     12,329,998
                                                   ------------
FURNITURE -- 0.1%
    Leggett & Platt, Inc. ...........     11,300        242,244
    Newell Rubbermaid, Inc. .........      6,200        179,800
                                                   ------------
                                                        422,044
                                                   ------------
HEALTHCARE SERVICES -- 0.9%
    Amgen, Inc.*.....................     49,500      2,973,093
    Columbia HCA Healthcare Corp. ...     24,800        726,949
    Healthsouth Corp.*...............     31,300        168,238
    Humana, Inc.*....................      8,300         67,956
    IMS Health, Inc. ................      9,400        255,563
    Manor Care, Inc.*................     10,600        169,600
    McKesson HBOC, Inc. .............     12,600        284,288
    Tenet Healthcare Corp.*..........     14,100        331,350
    United HealthCare Corp...........      4,500        239,063
    Wellpoint Health Networks,
      Inc.*..........................      7,700        507,719
                                                   ------------
                                                      5,723,819
                                                   ------------
HOTELS & MOTELS -- 0.1%
    Hilton Hotels Corp. .............     11,700        112,613
    Marriott International, Inc.
      Cl-A...........................      7,700        243,031
                                                   ------------
                                                        355,644
                                                   ------------
INSURANCE -- 2.2%
    Aetna, Inc. .....................      2,000        111,625
    AFLAC, Inc. .....................     12,200        575,688
    Allstate Corp. ..................     19,200        460,800
    American General Corp. ..........     11,000        834,625
    American International Group,
      Inc. ..........................     76,325      8,252,640
    AON Corp. .......................      6,800        272,000
    Chubb Corp. .....................      4,800        270,300
    CIGNA Corp. .....................      7,100        571,994
    Cincinnati Financial Corp. ......      6,700        208,956
    Conseco, Inc. ...................        900         16,088
    Jefferson-Pilot Corp. ...........      2,000        136,500
    Lincoln National Corp. ..........      5,000        200,000
    Marsh & McLennan Companies,
      Inc............................      9,100        870,755
    Progressive Corp. ...............      1,900        138,938
    St. Paul Companies, Inc. ........      9,600        323,400
    The Hartford Financial Services
      Group, Inc. ...................      2,300        108,963
    Torchmark Corp. .................      6,000        174,375
    UNUM Corp. ......................      6,214        199,236
                                                   ------------
                                                     13,726,883
                                                   ------------
MACHINERY & EQUIPMENT -- 0.7%
    Baker Hughes, Inc. ..............     15,300        322,256
    Caterpillar, Inc. ...............     24,500      1,153,031
    Cooper Industries, Inc. .........      4,300        173,881
    Danaher Corp. ...................      3,000        144,750
    Deere & Co. .....................     10,400        451,100

AST BANKERS TRUST MANAGED INDEX 500 PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Dover Corp. .....................     10,900    $   494,588
    Grainger, (W.W.), Inc. ..........      1,400         66,938
    Illinois Tool Works, Inc. .......      9,700        655,356
    Ingersoll-Rand Co. ..............      4,700        258,794
    Pall Corp. ......................     26,100        562,781
    Stanley Works, Inc. .............      4,100        123,513
    The Timken Co. ..................      5,100        104,231
                                                   ------------
                                                      4,511,219
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.1%
    Abbott Laboratories..............     70,700      2,567,294
    Bard, (C.R.), Inc. ..............      5,500        291,500
    Baxter International, Inc. ......     13,200        829,125
    Becton Dickinson & Co. ..........      3,400         90,950
    Boston Scientific Corp.*.........     21,900        479,063
    Guidant Corp. ...................     13,700        643,900
    Johnson & Johnson Co. ...........     63,200      5,885,499
    Medtronic, Inc. .................     54,300      1,978,556
    PE Corp. -- PE Biosystems
      Group..........................      4,500        541,406
    St. Jude Medical, Inc.*..........      8,200        251,638
                                                   ------------
                                                     13,558,931
                                                   ------------
METALS & MINING -- 0.7%
    Alcan Aluminum Ltd. .............     17,700        729,019
    Alcoa, Inc. .....................      5,900        489,700
    Allegheny Technologies, Inc. ....     11,100        249,056
    Barrick Gold Corp................      9,800        173,338
    Bethlehem Steel Corp.*...........    110,400        924,600
    Freeport-McMoRan Copper & Gold,
      Inc. Cl-B*.....................      7,400        156,325
    Homestake Mining Co. ............      2,400         18,750
    Nucor Corp. .....................      1,100         60,294
    Phelps Dodge Corp. ..............      3,216        215,874
    Reynolds Metals Co. .............     15,500      1,187,687
    USX-U.S. Steel Group, Inc. ......      4,500        148,500
    Worthington Industries, Inc. ....     24,000        397,500
                                                   ------------
                                                      4,750,643
                                                   ------------
OFFICE EQUIPMENT -- 0.3%
    Office Depot, Inc.*..............     25,400        277,813
    Pitney Bowes, Inc. ..............      9,600        463,800
    Staples, Inc.*...................     21,300        441,975
    Xerox Corp. .....................     27,000        612,562
                                                   ------------
                                                      1,796,150
                                                   ------------
OIL & GAS -- 5.1%
    Amerada Hess Corp. ..............      1,300         73,775
    Ashland, Inc. ...................      3,500        115,281
    Atlantic Richfield Co. ..........     15,000      1,297,500
    Burlington Resources, Inc. ......      4,100        135,556
    Chevron Corp. ...................     30,400      2,633,400
    Coastal Corp. ...................     23,800        843,413
    Columbia Gas Systems, Inc. ......      1,200         75,900
    Conoco, Inc. Cl-B................     28,800        716,400
    Consolidated Natural Gas Co. ....      1,800        116,888
    El Paso Energy Corp. ............      5,900        228,994
    Exxon Mobil Corp. ...............    165,421     13,326,728
    Halliburton Co. .................     16,100        648,025
    Kerr-McGee Corp. ................      4,000        248,000

                                        SHARES        VALUE
                                        ------        -----
    Nicor, Inc. .....................      8,100   $    263,250
    Occidental Petroleum Corp. ......     26,000        562,250
    ONEOK, Inc. .....................      9,000        226,125
    Phillips Petroleum Co. ..........     11,500        540,500
    Rowan Companies, Inc.*...........      8,000        173,500
    Royal Dutch Petroleum Co. .......     95,600      5,777,825
    Schlumberger Ltd. ...............     24,900      1,400,625
    Texaco, Inc. ....................     25,400      1,379,538
    Tosco Corp. .....................      7,300        198,469
    Transocean Offshore, Inc. .......      7,700        259,394
    Transocean Sedco Forex, Inc.*....      4,821        162,395
    Union Pacific Resources Group,
      Inc. ..........................     11,500        146,625
    Unocal Corp. ....................      5,600        187,950
    USX-Marathon Group, Inc. ........      9,500        234,531
    Williams Companies, Inc. ........     19,800        605,138
                                                   ------------
                                                     32,577,975
                                                   ------------
PAPER & FOREST PRODUCTS -- 1.2%
    American Greetings Corp. Cl-A....     16,700        394,538
    Boise Cascade Corp. .............      2,700        109,350
    Champion International Corp. ....      1,400         86,713
    Fort James Corp. ................      3,900        106,763
    Georgia Pacific Group............      7,900        400,925
    International Paper Co. .........     26,700      1,506,880
    Kimberly-Clark Corp. ............     28,800      1,879,199
    Louisiana-Pacific Corp. .........     12,600        179,550
    Mead Corp. ......................      4,600        199,813
    Potlatch Corp. ..................     25,700      1,146,862
    Temple-Inland, Inc. .............      9,800        646,188
    Westvaco Corp. ..................      4,600        150,075
    Weyerhaeuser Co. ................      9,100        653,494
    Willamette Industries, Inc. .....      1,600         74,300
                                                   ------------
                                                      7,534,650
                                                   ------------
PERSONAL SERVICES -- 0.1%
    Cendant Corp.*...................     31,500        836,719
    Service Corp. International......        900          6,244
                                                   ------------
                                                        842,963
                                                   ------------
PHARMACEUTICALS -- 5.0%
    Allergan, Inc. ..................      1,500         74,625
    ALZA Corp.*......................     12,880        445,970
    American Home Products Corp. ....     55,000      2,169,063
    Bristol-Meyers Squibb Co. .......     90,300      5,796,131
    Cardinal Health, Inc. ...........      5,400        258,525
    Lilly, (Eli) & Co. ..............     48,200      3,205,300
    Merck & Co., Inc. ...............    107,300      7,195,806
    Pfizer, Inc. ....................    176,500      5,725,219
    Pharmacia & Upjohn, Inc. ........     12,800        576,000
    Schering-Plough Corp. ...........     64,300      2,712,656
    Warner-Lambert Co. ..............     38,200      3,130,013
    Watson Pharmaceuticals, Inc.*....      4,500        161,156
                                                   ------------
                                                     31,450,464
                                                   ------------
PRECIOUS METALS -- 0.0%
    Inco Ltd. .......................      6,800        159,800
                                                   ------------
PRINTING & PUBLISHING -- 0.5%
    Donnelley, (R.R.) & Sons Co. ....      6,400        158,800
    Gannett Co., Inc. ...............     10,900        889,031

AST BANKERS TRUST MANAGED INDEX 500 PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Knight-Ridder, Inc. .............      8,100    $   481,950
    Lexmark International Group, Inc.
      Cl-A*..........................      7,700        696,850
    McGraw-Hill Co., Inc. ...........      5,400        332,775
    New York Times Co. ..............      2,600        127,725
    Tribune Co. .....................      6,800        374,425
                                                   ------------
                                                      3,061,556
                                                   ------------
RAILROADS -- 0.2%
    Burlington Northern Santa Fe
      Corp. .........................     15,800        383,150
    Kansas City Southern Industries,
      Inc. ..........................      1,400        104,475
    Norfolk Southern Corp. ..........     15,200        311,600
    Union Pacific Corp. .............      7,400        322,825
                                                   ------------
                                                      1,122,050
                                                   ------------
RESTAURANTS -- 0.5%
    Darden Restaurants, Inc. ........     16,200        293,625
    McDonald's Corp. ................     58,100      2,342,156
    Tricon Global Restaurants,
      Inc.*..........................      7,000        270,375
                                                   ------------
                                                      2,906,156
                                                   ------------
RETAIL & MERCHANDISING -- 5.6%
    Bed, Bath & Beyond, Inc.*........     11,000        382,250
    Best Buy Co., Inc.*..............      9,400        471,763
    Circuit City Stores, Inc. .......      9,500        428,094
    Consolidated Stores Corp.*.......      4,100         66,625
    Costco Companies, Inc.*..........     13,400      1,222,750
    CVS Corp. .......................     13,100        523,181
    Dayton-Hudson Corp. .............     20,400      1,498,124
    Dillard's, Inc. Cl-A.............      4,900         98,919
    Dollar General Corp. ............     10,100        229,775
    Federated Department Stores,
      Inc.*..........................     16,300        824,169
    Gap, Inc. .......................     39,100      1,798,599
    Home Depot, Inc. ................    105,450      7,229,915
    Kmart Corp.*.....................     67,800        682,238
    Kohl's Corp.*....................     17,600      1,270,500
    Long's Drug Stores Corp..........      5,100        131,644
    Lowe's Companies, Inc. ..........     17,700      1,057,575
    May Department Stores Co. .......     15,200        490,200
    Nordstrom, Inc. .................      9,600        251,400
    Penney, (J.C.) Co., Inc. ........      7,600        151,525
    Rite Aid Corp. ..................     12,100        135,369
    Sears, Roebuck & Co. ............      5,500        167,406
    TJX Companies, Inc. .............     14,700        300,431
    Toys 'R' Us, Inc.*...............     25,000        357,813
    Wal-Mart Stores, Inc. ...........    203,500     14,066,937
    Walgreen Co. ....................     46,100      1,348,425
                                                   ------------
                                                     35,185,627
                                                   ------------
SEMICONDUCTORS -- 3.4%
    Advanced Micro Devices, Inc.*....     13,700        396,444
    Applied Materials, Inc.*.........     26,200      3,319,213
    Intel Corp. .....................    154,494     12,716,787
    LSI Logic Corp.*.................      8,800        594,000
    Micron Technology, Inc.*.........     11,400        886,350
    Motorola, Inc. ..................     16,800      2,473,800

                                        SHARES        VALUE
                                        ------        -----
    National Semiconductor Corp.*....     10,700   $    458,094
    Xilinx, Inc.*....................     19,800        900,281
                                                   ------------
                                                     21,744,969
                                                   ------------
TELECOMMUNICATIONS -- 11.8%
    ADC Telecommunications, Inc.*....     10,200        740,138
    Alltel Corp. ....................      9,629        796,198
    Andrew Corp.*....................      3,800         71,963
    AT&T Corp. ......................    125,100      6,348,825
    Bell Atlantic Corp. .............     67,000      4,124,688
    BellSouth Corp. .................     84,900      3,974,381
    CenturyTel, Inc. ................      6,400        303,200
    Comcast Corp. Cl-A...............     34,100      1,713,525
    General Instrument Corp.*........     31,400      2,669,000
    Global Crossing Ltd.*............     35,535      1,776,750
    GTE Corp. .......................     44,100      3,111,806
    Lucent Technologies, Inc. .......    144,853     10,836,814
    MCI WorldCom, Inc.*..............    104,550      5,547,684
    MediaOne Group, Inc.*............     55,600      4,270,775
    Nextel Communications, Inc.
      Cl-A*..........................     16,200      1,670,625
    Nortel Networks Corp. ...........     28,000      2,828,000
    QUALCOMM, Inc.*..................     32,800      5,781,000
    SBC Communications, Inc. ........    168,056      8,192,729
    Scientific-Atlanta, Inc..........      1,200         66,750
    Sprint Corp. (FON Group).........     65,900      4,435,894
    Sprint Corp. (PCS Group)*........     21,300      2,183,250
    Tellabs, Inc.*...................     20,900      1,341,519
    U.S. West, Inc. .................     23,200      1,670,400
                                                   ------------
                                                     74,455,914
                                                   ------------
TRANSPORTATION -- 0.4%
    CSX Corp. .......................     10,600        332,575
    FDX Corp.*.......................     18,200        745,063
    Navistar International Corp.*....      9,400        445,325
    Paccar, Inc. ....................     17,100        757,743
    Ryder Systems, Inc. .............      3,200         78,200
                                                   ------------
                                                      2,358,906
                                                   ------------
UTILITIES -- 2.5%
    AES Corp.*.......................     14,100      1,053,974
    Ameren Corp. ....................      2,100         68,775
    American Electric Power Co.,
      Inc. ..........................      8,800        282,700
    Carolina Power & Light Co. ......      7,100        216,106
    Central & South West Corp. ......      9,000        180,000
    Cinergy Corp. ...................      7,200        173,700
    CMS Energy Corp. ................      5,000        155,938
    Consolidated Edison, Inc. .......     19,300        665,850
    Dominion Resources, Inc. ........      3,800        149,150
    DTE Energy Co. ..................     16,000        502,000
    Duke Energy Corp. ...............     16,900        847,113
    Eastern Enterprises..............      1,000         57,438
    Edison International Co. ........     29,600        775,150
    Enron Corp. .....................     27,400      1,215,874
    Entergy Corp. ...................     37,100        955,325
    FirstEnergy Corp. ...............     27,400        621,638
    Florida Progress Corp. ..........     15,700        664,306
    FPL Group, Inc. .................      4,600        196,938
    GPU, Inc. .......................      5,700        170,644
    Niagara Mohawk Holdings, Inc.*...     39,600        551,925

AST BANKERS TRUST MANAGED INDEX 500 PORTFOLIO
--------------------------------------------------------------------------------

                                        SHARES        VALUE
                                        ------        -----
    Northern States Power Co. .......      7,000   $    136,500
    PECO Energy Co. .................      8,500        295,375
    People's Energy Corp. ...........      5,000        167,500
    PG&E Corp. ......................     28,600        586,300
    Pinnacle West Capital Co. .......      4,100        125,306
    PP&L Resources, Inc. ............      7,200        164,700
    Public Service Enterprise Group,
      Inc. ..........................     24,500        852,906
    Reliant Energy, Inc. ............     33,500        766,313
    Sempra Energy....................     10,900        189,388
    Southern Co. ....................     34,600        813,100
    Texas Utilities Co. .............     12,800        455,200
    Unicom Corp. ....................     31,200      1,045,200
    United Water Resources, Inc. ....     30,600      1,046,137
                                                   ------------
                                                     16,148,469
                                                   ------------
TOTAL COMMON STOCK
  (Cost $506,118,862)................               580,072,565
                                                   ------------

                                              PAR
                                             (000)
                                           ---------
U.S. TREASURY OBLIGATIONS -- 0.7%
    U.S. Treasury Bills
      5.08%, 04/06/00#
    (Cost $4,517,800) ...............      $   4,580      4,518,053
                                                       ------------

                                        SHARES       VALUE
                                        ------       -----
SHORT-TERM INVESTMENTS -- 6.0%
    Temporary Investment Cash
      Fund..........................  18,897,184   $18,897,184
    Temporary Investment Fund.......  18,897,183    18,897,183
                                                  ------------
    (Cost $37,794,367)..............                37,794,367
                                                  ------------
TOTAL INVESTMENTS -- 98.2%
  (COST $548,431,029)...............               622,384,985
OTHER ASSETS LESS
  LIABILITIES -- 1.8%...............                11,182,509
                                                  ------------
NET ASSETS -- 100.0%................              $633,567,494
                                                  ============

# Securities with an aggregate market value of $4,340,468 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1999:

                           EXPIRATION   NUMBER OF    UNREALIZED
DESCRIPTION                  MONTH      CONTRACTS   APPRECIATION
----------------------------------------------------------------
S&P 500..................    03/00         166       $1,905,125
                             =====         ===       ==========

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.


AST KEMPER SMALL-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
COMMON STOCK -- 97.8%
ADVERTISING -- 3.3%
    DoubleClick, Inc.*................  109,145    $ 27,620,507
                                                   ------------
AUTOMOTIVE PARTS -- 1.8%
    Copart, Inc.*.....................  342,600      14,903,100
                                                   ------------
BROADCASTING -- 1.5%
    Cumulus Media, Inc. Cl-A*.........  224,500      11,393,375
    Radio Unica Corp.*................   34,100         984,638
                                                   ------------
                                                     12,378,013
                                                   ------------
BUILDING MATERIALS -- 1.6%
    Simpson Manufacturing Co.,
      Inc.*...........................   97,800       4,278,750
    Trex Co., Inc.*...................  351,100       9,391,925
                                                   ------------
                                                     13,670,675
                                                   ------------
BUSINESS SERVICES -- 19.3%
    AnswerThink Consulting Group,
      Inc.*...........................  296,800      10,165,400
    Commerce One, Inc.*...............  178,800      35,134,199
    Digex, Inc.*......................   96,700       6,648,125
    Digital Courier Technologies,
      Inc.*...........................  501,500       4,826,938
    E-Stamp Corp.*....................  207,400       4,614,650
    Interactive Intelligence, Inc.*...   76,600       2,039,475
    Interactive Pictures Corp.*.......  250,200       5,832,788
    Interleaf, Inc.*..................  152,200       5,117,725
    ITXC Corp.*.......................   66,800       2,246,150
    Korn/Ferry International*.........  287,100      10,443,263
    Loislaw.com, Inc.*................  161,400       6,314,775
    Mediaplex, Inc.*..................  116,200       7,291,550
    MedicaLogic, Inc.*................   16,600         348,600
    Micromuse, Inc.*..................   78,100      13,276,999
    NetRatings, Inc.*.................   11,600         558,250
    Newgen Results Corp.*.............  264,000       2,788,500
    Pegasus Systems, Inc.*............  151,600       9,143,375
    Reckson Service Industries,
      Inc.*...........................  160,500      10,011,188
    RSA Security, Inc.*...............   75,900       5,882,250
    Whittman-Hart, Inc.*..............  385,000      20,645,624
                                                   ------------
                                                    163,329,824
                                                   ------------
CLOTHING & APPAREL -- 1.6%
    David's Bridal, Inc.*.............  271,300       3,035,169
    Gildan Activewear, Inc. Cl-A*.....  255,300       4,627,313
    Pacific Sunwear of California,
      Inc.*...........................  169,150       5,444,515
                                                   ------------
                                                     13,106,997
                                                   ------------
COMPUTER HARDWARE -- 1.5%
    Mercury Computer Systems, Inc.*...   55,600       1,946,000
    Silicon Storage Technology,
      Inc.*...........................  251,900      10,390,875
                                                   ------------
                                                     12,336,875
                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 23.6%
    Advent Software, Inc.*............  166,050      10,699,847
    Digital River, Inc.*..............  193,800       6,455,963
    eSPEED, Inc. Cl-A*................   21,700         771,706
    GetThere.com, Inc.*...............   16,700         672,175
    Intertrust Technologies Corp.*....   15,300       1,799,663
    InterVU, Inc.*....................  148,500      15,592,500
    ISS Group, Inc.*..................  196,600      13,983,175
    Keynote Systems, Inc.*............   12,500         921,875
    Mercury Interactive Corp.*........  282,500      30,492,343

                                         SHARES       VALUE
                                         ------       -----
    National Computer Systems,
      Inc. ...........................  142,000    $  5,342,750
    National Information Consortium,
      Inc.*...........................  423,400      13,548,800
    Network Appliance, Inc.*..........  260,400      21,629,474
    Pinnacle Systems, Inc.*...........  520,400      21,173,775
    Preview Systems, Inc.*............  100,500       6,519,938
    Sapient Corp.*....................   52,900       7,455,594
    Silknet Software, Inc.*...........   65,300      10,823,475
    SonicWALL, Inc.*..................   20,700         833,175
    TSI International Software
      Ltd.*...........................  493,800      27,961,424
    Viador, Inc.*.....................   51,000       2,161,125
    Xpedior, Inc.*....................   14,500         416,875
                                                   ------------
                                                    199,255,652
                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 3.2%
    JAKKS Pacific, Inc.*..............  270,400       5,053,100
    Rent-A-Center, Inc.*..............  397,300       7,871,506
    S1 Corp.*.........................  145,200      11,343,750
    Steiner Leisure Ltd.*.............  148,600       2,479,763
                                                   ------------
                                                     26,748,119
                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.0%
    Burr-Brown Corp.*.................  228,450       8,252,756
    Power Integrations, Inc.*.........  152,000       7,286,500
    Power-One, Inc.*..................  214,300       9,817,619
    SonoSight, Inc.*..................  251,800       7,963,175
                                                   ------------
                                                     33,320,050
                                                   ------------
ENTERTAINMENT & LEISURE -- 2.0%
    Speedway Motorsports, Inc.*.......  137,200       3,815,875
    The 3DO Co.*......................  649,000       5,901,844
    THQ, Inc.*........................  301,000       6,979,437
                                                   ------------
                                                     16,697,156
                                                   ------------
FINANCIAL-BANK & TRUST -- 0.6%
    Peoples Heritage Financial
      Group, Inc. ....................  334,900       5,044,431
                                                   ------------
FINANCIAL SERVICES -- 1.3%
    Multex.com, Inc.*.................  292,700      11,012,838
                                                   ------------
FOOD -- 0.5%
    Hain Food Group, Inc.*............  204,900       4,584,638
                                                   ------------
HEALTHCARE SERVICES -- 1.2%
    Albany Molecular Research,
      Inc.*...........................  153,200       4,672,600
    MedQuist, Inc.*...................  207,000       5,343,188
                                                   ------------
                                                     10,015,788
                                                   ------------
MACHINERY & EQUIPMENT -- 1.8%
    Asyst Technologies, Inc.*.........  162,000      10,621,125
    National-Oilwell, Inc.*...........  274,200       4,301,513
                                                   ------------
                                                     14,922,638
                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.7%
    Endocardial Solutions, Inc.*......  594,886       5,205,253
    VISX, Inc.*.......................  168,800       8,735,400
                                                   ------------
                                                     13,940,653
                                                   ------------
OIL & GAS -- 1.9%
    Barrett Resources Corp.*..........  139,100       4,094,756
    Key Production Co., Inc.*.........   30,500         224,938

AST KEMPER SMALL-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                         SHARES       VALUE
                                         ------       -----
    Newfield Exploration Co.*.........  160,100    $  4,282,675
    Stone Energy Corp.*...............  211,100       7,520,437
                                                   ------------
                                                     16,122,806
                                                   ------------
PERSONAL SERVICES -- 0.1%
    Cornell Corrections, Inc.*........   92,500         774,688
                                                   ------------
PHARMACEUTICALS -- 3.5%
    Alexion Pharmaceuticals, Inc.*....  305,200       9,194,150
    Enzon, Inc.*......................  196,600       8,527,525
    QLT PhotoTherapeutics, Inc.*......  194,900      11,450,375
                                                   ------------
                                                     29,172,050
                                                   ------------
REAL ESTATE -- 0.8%
    Costar Group, Inc.*...............  190,800       6,844,950
                                                   ------------
RESTAURANTS -- 1.2%
    The Cheesecake Factory, Inc.*.....  284,100       9,943,500
                                                   ------------
RETAIL & MERCHANDISING -- 4.1%
    FreeMarkets, Inc.*................   34,800      11,877,675
    SciQuest.com, Inc.*...............  192,500      15,303,750
    Urban Outfitters, Inc.*...........  241,200       7,024,950
                                                   ------------
                                                     34,206,375
                                                   ------------
SEMICONDUCTORS -- 7.0%
    PMC-Sierra, Inc.*.................  127,200      20,391,749
    Silicon Image, Inc.*..............  160,100      11,217,006
    TranSwitch Corp.*.................  125,850       9,131,991
    Vitesse Semiconductor Corp.*......  357,700      18,756,894
                                                   ------------
                                                     59,497,640
                                                   ------------
TELECOMMUNICATIONS -- 8.7%
    BroadWing, Inc. ..................  243,441       8,976,887
    Com21, Inc.*......................  313,500       7,034,156
    Insight Communications Co.,
      Inc.*...........................  289,100       8,564,588
    Net2Phone, Inc.*..................  125,200       5,751,375

                                         SHARES       VALUE
                                         ------       -----
    Polycom, Inc.*....................  222,500    $ 14,170,469
    Proxim, Inc.*.....................   47,300       5,203,000
    Research in Motion Ltd.*..........  321,100      14,830,805
    Telecorp PCS, Inc.*...............   10,300         391,400
    Terayon Communication Systems,
      Inc.*...........................   16,800       1,055,250
    Xircom, Inc.*.....................  109,700       8,227,500
                                                   ------------
                                                     74,205,430
                                                   ------------
TOTAL COMMON STOCK
  (Cost $487,754,004).................              823,655,393
                                                   ------------
                                          PAR
                                         (000)
                                        --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.5%
    Federal Home Loan Bank
      1.28%, 01/03/00.................  $ 9,000       8,999,360
      4.75%, 01/10/00.................   12,000      11,985,750
                                                   ------------
    (Cost $20,985,110)................               20,985,110
                                                   ------------
                                        SHARES
                                        ------
SHORT-TERM INVESTMENTS -- 0.1%
    Temporary Investment Cash Fund....  434,031         434,031
    Temporary Investment Fund.........  434,030         434,030
                                                   ------------
    (Cost $868,061)...................                  868,061
                                                   ------------
TOTAL INVESTMENTS -- 100.4%
  (Cost $509,607,175).................              845,508,564
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.4)%....................               (3,524,161)
                                                   ------------
NET ASSETS -- 100.0%..................             $841,984,403
                                                   ============

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.


AST MFS GLOBAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                             SHARES      VALUE
                                             ------      -----
FOREIGN STOCK -- 53.7%
AUSTRALIA -- 1.3%
    QBE Insurance Group Ltd.*.............   3,530     $   16,466
                                                       ----------
CANADA -- 1.0%
    BCE, Inc. ............................     140         12,720
                                                       ----------
FINLAND -- 2.0%
    Helsingin Puhelin Oyj*................     240         19,990
    HPY Holding -- HTF Holding Oyj*.......     160          6,003
                                                       ----------
                                                           25,993
                                                       ----------
FRANCE -- 7.9%
    Bouygues SA ..........................      20         12,710
    Castorama Dubois*.....................      40         12,166
    Pernod Ricard SA*.....................     160          9,153
    Rhone-Poulenc SA*.....................      90          5,230
    Sanofi SA*............................     290         12,074
    STMicroelectronics NV ................     105         16,159
    Total Fina SA Cl-B....................     140         18,683
    Union des Assurances Federales*.......      60          7,046
    Vivendi...............................      95          8,578
                                                       ----------
                                                          101,799
                                                       ----------
GERMANY -- 3.1%
    Henkel KGaA*..........................     110          7,312
    Mannesmann AG.........................     130         31,475
    Wella AG*.............................      50          1,108
                                                       ----------
                                                           39,895
                                                       ----------
GREECE -- 1.2%
    Antenna TV SA [ADR]*..................     380          6,508
    Hellenic Tellecommunications
      Organization SA*....................     360          8,555
    Jazztel PLC [ADR]*....................      10            651
                                                       ----------
                                                           15,714
                                                       ----------
ISRAEL -- 0.5%
    Partner Communications Co. Ltd.
      [ADR]*..............................     250          6,469
                                                       ----------
ITALY -- 1.3%
    Telecom Italia Mobile SPA ............   3,540         16,864
                                                       ----------
JAPAN -- 12.6%
    Canon, Inc. [ADR] ....................     430         17,442
    Chugai Pharmaceutical Co. Ltd.*.......   1,000         10,815
    Fuji Heavy Industries Ltd.............   1,000          6,851
    Hitachi Ltd...........................   2,000         32,103
    Mitsubishi Motors Corp.*..............   1,000          3,416
    Nippon Telegraph & Telephone Corp.....       1         17,128
    NTT Mobile Communication Network,
      Inc.................................       1         38,466
    Sony Corp.............................     100         29,656
    Toshiba Corp.*........................   1,000          7,634
                                                       ----------
                                                          163,511
                                                       ----------
MEXICO -- 0.7%
    Coca-Cola Femsa SA[ADR]...............     280          4,917
    Kimberly-Clark de Mexico SA Cl-A......   1,150          4,418
                                                       ----------
                                                            9,335
                                                       ----------

                                             SHARES      VALUE
                                             ------      -----
NETHERLANDS -- 2.7%
    AKZO Nobel NV.........................     260     $   13,041
    Fox Kids Europe NV*...................     100          1,279
    ING Groep NV..........................     250         15,092
    Libertel NV*..........................     210          5,499
                                                       ----------
                                                           34,911
                                                       ----------
NORWAY -- 1.3%
    NetCom ASA*...........................      40          1,996
    Sparebanken NOR*......................     340          7,890
    Storebrand ASA*.......................     850          6,469
                                                       ----------
                                                           16,355
                                                       ----------
PORTUGAL -- 0.5%
    Telecel-Comunicacoes Pessoais SA*.....     340          5,927
                                                       ----------
SINGAPORE -- 2.2%
    Development Bank of Singapore*........   1,000         16,392
    Overseas Union Bank Ltd.*.............   2,000         11,708
                                                       ----------
                                                           28,100
                                                       ----------
SPAIN -- 0.7%
    Repsol SA.............................     370          8,578
                                                       ----------
SWEDEN -- 1.9%
    Netcom AB Cl-B*.......................      30          2,109
    Saab AB*..............................   2,330         22,456
                                                       ----------
                                                           24,565
                                                       ----------
SWITZERLAND -- 0.6%
    Nestle SA.............................       4          7,328
                                                       ----------
UNITED KINGDOM -- 12.2%
    Anglo Irish Bank Corp. PLC*...........   3,160          7,350
    AstraZeneca Group PLC.................     390         16,502
    British Aerospace PLC*................   1,490          9,868
    British Petroleum Co. PLC.............     760          7,642
    British Telecommunications PLC........     890         21,751
    Cable & Wireless Communications
      PLC ................................   2,290         32,922
    Cable & Wireless PLC..................     920         15,589
    Capital Radio PLC.....................     180          4,351
    CGU PLC*..............................     600          9,668
    Next PLC..............................     800          7,676
    Telewest Communications PLC*..........   1,640          8,749
    Thus PLC*.............................     200          1,253
    Tomkins PLC...........................   1,640          5,298
    United News & Media PLC...............     845         10,769
                                                       ----------
                                                          159,388
                                                       ----------
TOTAL FOREIGN STOCK (Cost $601,380).......                693,918
                                                       ----------
U.S. STOCK -- 30.9%
AUTOMOTIVE PARTS -- 1.0%
    Delphi Automotive Systems Corp. ......     570          8,978
    TRW, Inc. ............................      80          4,155
                                                       ----------
                                                           13,133
                                                       ----------
BROADCASTING -- 0.6%
    Hearst-Argyle Television, Inc.*.......     310          8,254
                                                       ----------

AST MFS GLOBAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                             SHARES      VALUE
                                             ------      -----
CHEMICALS -- 0.4%
    Monsanto Co. .........................     150     $    5,344
                                                       ----------
COMPUTER HARDWARE -- 1.3%
    Hewlett-Packard Co. ..................      70          7,976
    International Business Machines
      Corp. ..............................      80          8,640
                                                       ----------
                                                           16,616
                                                       ----------
COMPUTER SERVICES & SOFTWARE -- 5.7%
    BMC Software, Inc.*...................     120          9,593
    Computer Associates International,
      Inc. ...............................     430         30,072
    Compuware Corp.*......................     440         16,390
    Sun Microsystems, Inc.*...............      80          6,195
    SunGard Data Systems, Inc.*...........     400          9,500
                                                       ----------
                                                           71,750
                                                       ----------
CONSUMER PRODUCTS & SERVICES -- 2.2%
    Bausch & Lomb, Inc. ..................     240         16,425
    Polaroid Corp. .......................     270          5,079
    Sodexho Marriott Services, Inc. ......     490          6,370
                                                       ----------
                                                           27,874
                                                       ----------
ENTERTAINMENT & LEISURE -- 2.0%
    Time Warner, Inc. ....................     210         15,211
    Walt Disney Co. ......................     370         10,823
                                                       ----------
                                                           26,034
                                                       ----------
FINANCIAL SERVICES -- 0.5%
    Block, (H&R), Inc. ...................     160          7,000
                                                       ----------
FOOD -- 2.1%
    Keebler Foods Co.*....................     300          8,438
    Kroger Co.*...........................     460          8,683
    Safeway, Inc.*........................     280          9,957
                                                       ----------
                                                           27,078
                                                       ----------
INSURANCE -- 3.3%
    CIGNA Corp. ..........................     120          9,668
    ReliaStar Financial Corp. ............     510         19,985
    The Hartford Financial Services Group,
      Inc. ...............................     280         13,265
                                                       ----------
                                                           42,918
                                                       ----------
MACHINERY & EQUIPMENT -- 1.1%
    Deere & Co. ..........................     340         14,748
                                                       ----------
OIL & GAS -- 1.6%
    Conoco, Inc. .........................     500         12,375
    Exxon Mobil Corp. ....................     100          8,056
                                                       ----------
                                                           20,431
                                                       ----------

                                             SHARES      VALUE
                                             ------      -----
RETAIL & MERCHANDISING -- 2.1%
    BJ's Wholesale Club, Inc.*............     195     $    7,118
    CVS Corp. ............................     230          9,185
    Federated Department Stores, Inc.*....     100          5,056
    Gap, Inc. ............................     120          5,520
                                                       ----------
                                                           26,879
                                                       ----------
SEMICONDUCTORS -- 1.5%
    Motorola, Inc. .......................     130         19,143
                                                       ----------
TELECOMMUNICATIONS -- 2.9%
    Amdocs Ltd.*..........................      40          1,380
    Bell Atlantic Corp. ..................      60          3,694
    BroadWing, Inc. ......................     325         11,984
    EchoStar Communications Corp. Cl-A*...      10            975
    Global TeleSystems Group, Inc.*.......      30          1,039
    GTE Corp. ............................     130          9,173
    MCI WorldCom, Inc.*...................     165          8,755
    NDS Group PLC*........................      10            305
                                                       ----------
                                                           37,305
                                                       ----------
TRANSPORTATION -- 2.6%
    Canadian National Railway Co. ........     520         13,683
    Galileo International, Inc. ..........     630         18,860
    United Parcel Service, Inc. Cl-B......      20          1,380
                                                       ----------
                                                           33,923
                                                       ----------
TOTAL U.S. STOCK (Cost $386,421)..........                398,430
                                                       ----------
                                              PAR
                                             (000)
                                            --------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.7%
    Federal Home Loan Mortgage Corp.
      1.50%, 01/03/00
    (Cost $124,990).......................   $ 125        124,990
                                                       ----------
TOTAL INVESTMENTS -- 94.3% (Cost
  $1,112,791).............................              1,217,338
OTHER ASSETS LESS LIABILITIES -- 5.7%.....                 73,364
                                                       ----------
NET ASSETS -- 100.0%......................             $1,290,702
                                                       ==========

Foreign currency exchange contracts outstanding at December 31, 1999:

                                         IN
SETTLEMENT               CONTRACTS    EXCHANGE   CONTRACTS     UNREALIZED
  MONTH      TYPE        TO DELIVER     FOR      AT VALUE     DEPRECIATION
---------------------------------------------------------------------------
01/00        Sell   EUR     439         $440       $445           $ 5
                                        ====       ====           ===


AST MFS GLOBAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

The following is a breakdown of the foreign stock portion of the Portfolio, by industry classification, as of December 31, 1999. Percentages are based on net assets.

INDUSTRY
--------
Aerospace..............................................   0.8%
Automobile Manufacturers...............................   2.5%
Beverages..............................................   2.5%
Broadcasting...........................................   1.4%
Business Services......................................   1.4%
Chemicals..............................................   0.7%
Construction...........................................   1.1%
Consumer Products & Services...........................   2.4%
Electronic Components & Equipment......................   1.9%
Financial-Bank & Trust.................................   1.2%
Financial Services.....................................   3.2%
Food...................................................   1.8%
Industrial Products....................................   2.4%
Insurance..............................................   3.1%
Medical Supplies & Equipment...........................   0.9%
Oil & Gas..............................................   0.6%
Pharmaceuticals........................................   3.2%
Printing & Publishing..................................   2.0%
Retail & Merchandising.................................   1.5%
Telecommunications.....................................  16.1%
Utilities..............................................   3.0%
                                                         ----
Total..................................................  53.7%
                                                         ====

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.


AST MFS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES      VALUE
                                           ------      -----
COMMON STOCK -- 62.6%
ADVERTISING -- 0.9%
    Interpublic Group of Companies,
      Inc. .............................      160    $    9,230
    Young & Rubicam, Inc. ..............      460        32,545
                                                     ----------
                                                         41,775
                                                     ----------
BROADCASTING -- 2.5%
    AMFM, Inc.*.........................      250        19,563
    AT&T Corp. Liberty Media Group
      Cl-A*.............................      540        30,645
    CBS Corp.*..........................      680        43,477
    Clear Channel Communications,
      Inc.*.............................      110         9,818
    Cox Radio, Inc. Cl-A*...............       40         3,990
    Infinity Broadcasting Corp.*........      225         8,142
    Westwood One, Inc.*.................      100         7,600
                                                     ----------
                                                        123,235
                                                     ----------
BUSINESS SERVICES -- 0.9%
    First Data Corp. ...................      930        45,861
                                                     ----------
CABLE TELEVISION -- 0.5%
    Cablevision Systems Corp. Cl-A*.....      300        22,650
                                                     ----------
CLOTHING & APPAREL -- 0.2%
    Cintas Corp. .......................      200        10,625
                                                     ----------
COMPUTER HARDWARE -- 0.7%
    EMC Corp.*..........................      330        36,053
                                                     ----------
COMPUTER SERVICES & SOFTWARE -- 15.4%
    Affiliated Computer Services, Inc.
      Cl-A*.............................      400        18,400
    America Online, Inc.*...............      360        27,158
    Ancor Communications, Inc.*.........       50         3,394
    BEA Systems, Inc.*..................      100         6,994
    BMC Software, Inc.*.................      530        42,367
    Cadence Design Systems, Inc.*.......      460        11,040
    Ceridian Corp.*.....................      850        18,328
    Cisco Systems, Inc.*................      900        96,412
    Computer Associates International,
      Inc...............................      620        43,361
    Computer Sciences Corp.*............      420        39,743
    Compuware Corp.*....................    1,250        46,563
    Comverse Technology, Inc.*..........      150        21,713
    Macromedia, Inc.*...................      110         8,044
    MASSTOR Systems Corp.*..............       30         2,319
    Microsoft Corp.*....................      840        98,069
    Network Solutions, Inc.*............       70        15,229
    New Era of Networks, Inc.*..........       45         2,143
    Novellus Systems, Inc.*.............      250        30,633
    Oracle Corp.*.......................      650        72,840
    Siebel Systems, Inc.*...............      140        11,760
    Sun Microsystems, Inc.*.............      620        48,011
    Sungard Data Systems, Inc.*.........      500        11,875
    Verisign, Inc.*.....................       80        15,260
    VERITAS Software Corp.*.............      370        52,956
                                                     ----------
                                                        744,612
                                                     ----------
CONGLOMERATES -- 2.7%
    Corning, Inc. ......................      490        63,179
    Tyco International Ltd. ............    1,740        67,643
                                                     ----------
                                                        130,822
                                                     ----------

                                           SHARES      VALUE
                                           ------      -----
CONSUMER PRODUCTS & SERVICES -- 0.8%
    Bausch & Lomb, Inc. ................      440    $   30,112
    Clorox Co. .........................      220        11,083
                                                     ----------
                                                         41,195
                                                     ----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.8%
    Altera Corp.*.......................      330        16,356
    Analog Devices, Inc.*...............      380        35,340
    Conexant Systems, Inc.*.............       50         3,319
    DII Group, Inc.*....................       50         3,548
    Flextronics International Ltd.*.....      240        11,040
    General Electric Co. ...............      600        92,849
    Metromedia Fiber Network, Inc.
      Cl-A*.............................      230        11,026
    RF Micro Devices, Inc.*.............      100         6,844
    Tandy Corp.*........................      300        14,756
    Teradyne, Inc.*.....................      370        24,420
    Texas Instruments, Inc. ............      130        12,594
                                                     ----------
                                                        232,092
                                                     ----------
ENTERTAINMENT & LEISURE -- 1.4%
    Harrah's Entertainment, Inc.*.......      120         3,173
    Royal Caribbean Cruises Ltd. .......      260        12,821
    Time Warner, Inc. ..................      710        51,430
                                                     ----------
                                                         67,424
                                                     ----------
FINANCIAL-BANK & TRUST -- 1.0%
    State Street Boston Corp. ..........      640        46,760
                                                     ----------
FINANCIAL SERVICES -- 2.1%
    American Express Co. ...............      100        16,625
    Citigroup, Inc. ....................      660        36,671
    Morgan Stanley, Dean Witter &
      Co. ..............................      240        34,260
    Providian Financial Corp. ..........      160        14,570
                                                     ----------
                                                        102,126
                                                     ----------
FOOD -- 0.8%
    Kroger Co.*.........................      960        18,120
    Safeway, Inc.*......................      630        22,404
                                                     ----------
                                                         40,524
                                                     ----------
HEALTHCARE SERVICES -- 0.3%
    United HealthCare Corp. ............      240        12,750
                                                     ----------
INSURANCE -- 1.7%
    American International Group,
      Inc. .............................      380        41,088
    AON Corp. ..........................      470        18,800
    CIGNA Corp. ........................      160        12,890
    Lincoln National Corp. .............      280        11,200
                                                     ----------
                                                         83,978
                                                     ----------
MACHINERY & EQUIPMENT -- 0.2%
    Cooper Cameron Corp.*...............      210        10,277
                                                     ----------
MEDICAL SUPPLIES & EQUIPMENT -- 1.1%
    Guidant Corp.* .....................      420        19,740
    Medtronic, Inc. ....................      920        33,523
                                                     ----------
                                                         53,263
                                                     ----------
OFFICE EQUIPMENT -- 0.2%
    Office Depot, Inc.*.................      830         9,078
                                                     ----------

AST MFS GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES      VALUE
                                           ------      -----
OIL & GAS -- 1.5%
    BP Amoco PLC [ADR]..................      370    $   21,946
    Conoco, Inc. Cl-B ..................      390         9,701
    Halliburton Co. ....................      480        19,320
    Noble Drilling Corp.*...............      620        20,305
                                                     ----------
                                                         71,272
                                                     ----------
PHARMACEUTICALS -- 2.6%
    American Home Products Corp. .......      640        25,240
    Bristol-Meyers Squibb Co. ..........      450        28,884
    Pharmacia & Upjohn, Inc. ...........      400        18,000
    Shire Pharmaceuticals Group PLC
      [ADR]*............................      270         7,864
    Warner-Lambert Co. .................      300        24,581
    Waters Corp.*.......................      410        21,730
                                                     ----------
                                                        126,299
                                                     ----------
PRINTING & PUBLISHING -- 0.5%
    Gannett Co., Inc. ..................      300        24,469
                                                     ----------
RETAIL & MERCHANDISING -- 3.2%
    Costco Companies, Inc.*.............      360        32,850
    CVS Corp. ..........................    1,080        43,133
    Gap, Inc. ..........................       60         2,760
    Lowe's Companies, Inc. .............      430        25,693
    TJX Companies, Inc. ................      140         2,861
    Wal-Mart Stores, Inc. ..............      720        49,769
                                                     ----------
                                                        157,066
                                                     ----------
SEMICONDUCTORS -- 3.9%
    Applied Materials, Inc.*............      180        22,804
    Atmel Corp.*........................      920        27,198
    Intel Corp. ........................      200        16,463
    JDS Uniphase Corp.*.................       60         9,679
    Lam Research Corp.*.................      200        22,313
    LSI Logic Corp.*....................      560        37,799
    Motorola, Inc. .....................      190        27,977
    National Semiconductor Corp.*.......      590        25,259
                                                     ----------
                                                        189,492
                                                     ----------
TELECOMMUNICATIONS -- 11.1%
    Alltel Corp. .......................      540        44,651
    Amdocs Ltd.*........................      170         5,865
    American Tower Corp. Cl-A*..........      670        20,477
    ANTEC Corp.*........................      200         7,300
    BCE, Inc. ..........................       50         4,509
    Comcast Corp. Cl-A..................      900        45,225
    EchoStar Communications Corp.
      Cl-A*.............................      100         9,750
    General Instrument Corp.*...........      660        56,100
    Global Crossing Ltd.*...............      300        15,000
    Global TeleSystems Group, Inc.*.....      240         8,310
    Jazztel PLC [ADR]*..................      105         6,838
    MCI WorldCom, Inc.*.................    1,005        53,328
    MediaOne Group, Inc.*...............      400        30,725
    Nextel Communications, Inc. Cl-A*...      305        31,453
    Nokia Corp. Cl-A [ADR]..............      300        57,000

                                           SHARES      VALUE
                                           ------      -----
    Nortel Networks Corp. ..............      450    $   45,450
    QUALCOMM, Inc.*.....................      180        31,725
    Spanish Broadcasting Systems,
      Inc.*.............................      190         7,648
    Sprint Corp. (PCS Group)*...........      350        35,875
    Univision Communications, Inc.*.....      230        23,503
                                                     ----------
                                                        540,732
                                                     ----------
UTILITIES -- 1.6%
    AES Corp.*..........................      850        63,538
    Calpine Corp.*......................      220        14,080
                                                     ----------
                                                         77,618
                                                     ----------
TOTAL COMMON STOCK
  (Cost $2,696,920).....................              3,042,048
                                                     ----------
FOREIGN STOCK -- 3.3%
BUILDING & REAL ESTATE -- 0.3%
    Bouyguesn SA -- (FRF)...............       20        12,710
                                                     ----------
CHEMICALS -- 0.3%
    AKZO Nobel NV -- (NLG)..............      290        14,545
                                                     ----------
FOOD -- 0.3%
    Nestle SA -- (CHF)..................        9        16,487
                                                     ----------
MACHINERY & EQUIPMENT -- 0.7%
    Mannesmann AG -- (DEM)..............      150        36,318
                                                     ----------
TELECOMMUNICATIONS -- 1.7%
    China Telecom Ltd. -- (HKD)*........    1,000         6,252
    Ericsson, (L.M.) Telephone Co.
      Cl-B -- (SEK).....................      290        18,645
    Nippon Telegraph & Telephone
      Corp. -- (JPY)....................       10        17,128
    NTT Mobile Communication Network,
      Inc. -- (JPY).....................       10        38,466
                                                     ----------
                                                         80,491
                                                     ----------
TOTAL FOREIGN STOCK
  (Cost $135,390).......................                160,551
                                                     ----------
                                            PAR
                                           (000)
                                          --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 20.5%
    Federal Home Loan Mortgage Corp.
      1.30%, 01/03/00 (Cost $999,928)...  $ 1,000       999,928
                                                     ----------
                                          SHARES
                                          -------
SHORT-TERM INVESTMENTS -- 9.1%
    Temporary Investment Cash Fund......  222,459       222,459
    Temporary Investment Fund...........  222,459       222,459
                                                     ----------
    (Cost $444,918).....................                444,918
                                                     ----------
TOTAL INVESTMENTS -- 95.5%
  (Cost $4,277,156).....................              4,647,445
OTHER ASSETS LESS LIABILITIES -- 4.5%...                220,842
                                                     ----------
NET ASSETS -- 100.0%....................             $4,868,287
                                                     ==========

--------------------------------------------------------------------------------
Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

See Notes to Financial Statements.


AST MFS GROWTH WITH INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES      VALUE
                                           ------      -----
COMMON STOCK -- 78.2%
AEROSPACE -- 3.4%
    Boeing Co. .........................      550    $   22,859
    General Dynamics Corp. .............    1,350        71,213
    Honeywell International, Inc. ......      770        44,419
    United Technologies Corp. ..........    2,450       159,250
                                                     ----------
                                                        297,741
                                                     ----------
AUTOMOBILE MANUFACTURERS -- 0.2%
    Ford Motor Co. .....................      320        17,100
                                                     ----------
AUTOMOTIVE PARTS -- 0.3%
    TRW, Inc. ..........................      440        22,853
                                                     ----------
BEVERAGES -- 1.0%
    Anheuser-Busch Companies, Inc. .....    1,040        73,710
    Coca-Cola Co. ......................       60         3,495
    PepsiCo, Inc. ......................      280         9,870
                                                     ----------
                                                         87,075
                                                     ----------
BUSINESS SERVICES -- 0.8%
    First Data Corp. ...................    1,460        71,996
                                                     ----------
CHEMICALS -- 0.1%
    DuPont, (E.I.) de Nemours & Co. ....      110         7,246
                                                     ----------
CLOTHING & APPAREL -- 0.3%
    Cintas Corp. .......................      470        24,969
                                                     ----------
COMPUTER HARDWARE -- 2.5%
    Hewlett-Packard Co. ................    1,100       125,331
    International Business Machines
      Corp. ............................      870        93,960
                                                     ----------
                                                        219,291
                                                     ----------
COMPUTER SERVICES & SOFTWARE -- 9.9%
    BMC Software, Inc.*.................      320        25,580
    Cisco Systems, Inc.*................    1,010       108,196
    Computer Associates International,
      Inc. .............................    1,300        90,919
    Computer Sciences Corp.*............      630        59,614
    DST Systems, Inc.*..................      600        45,788
    MASSTOR Systems Corp.*..............      350        27,059
    Microsoft Corp.*....................    2,870       335,072
    Oracle Corp.*.......................      900       100,856
    Sun Microsystems, Inc.*.............    1,100        85,181
                                                     ----------
                                                        878,265
                                                     ----------
CONGLOMERATES -- 1.6%
    Corning, Inc. ......................      670        86,388
    Tyco International Ltd. ............    1,420        55,203
                                                     ----------
                                                        141,591
                                                     ----------
CONSUMER PRODUCTS & SERVICES -- 3.0%
    Bausch & Lomb, Inc. ................      380        26,006
    Clorox Co. .........................      680        34,255
    Colgate-Palmolive Co. ..............      870        56,550
    Gillette Co. .......................      670        27,596
    Procter & Gamble Co. ...............    1,060       116,136
                                                     ----------
                                                        260,543
                                                     ----------

                                           SHARES      VALUE
                                           ------      -----
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.6%
    Emerson Electric Co. ...............      800    $   45,900
    General Electric Co. ...............    1,590       246,052
    STMicroelectronics NV...............      150        22,716
                                                     ----------
                                                        314,668
                                                     ----------
ENTERTAINMENT & LEISURE -- 1.3%
    Carnival Corp. .....................      280        13,388
    Time Warner, Inc. ..................    1,380        99,963
                                                     ----------
                                                        113,351
                                                     ----------
FINANCIAL-BANK & TRUST -- 4.6%
    Bank of America Corp. ..............    1,060        53,199
    Bank One Corp. .....................    1,010        32,383
    Comerica, Inc. .....................      280        13,073
    Northern Trust Corp. ...............    1,200        63,600
    State Street Boston Corp. ..........    1,060        77,446
    U.S. Bancorp........................    2,430        57,864
    Wells Fargo & Co. ..................    2,560       103,520
                                                     ----------
                                                        401,085
                                                     ----------
FINANCIAL SERVICES -- 3.0%
    American Express Co. ...............      240        39,900
    Associates First Capital Corp.
      Cl-A..............................      270         7,408
    AXA Financial, Inc. ................      730        24,729
    Citigroup, Inc. ....................      950        52,784
    Freddie Mac.........................    1,210        56,945
    MBIA, Inc. .........................      400        21,125
    Providian Financial Corp. ..........      280        25,498
    Reuters Group PLC [ADR].............      380        30,709
                                                     ----------
                                                        259,098
                                                     ----------
FOOD -- 3.3%
    Bestfoods, Inc. ....................      310        16,294
    Kroger Co.*.........................    4,050        76,444
    Nabisco Holdings Corp. Cl-A.........      580        18,343
    Quaker Oats Co. ....................      800        52,500
    Ralston Purina Group................      460        12,823
    Safeway, Inc.*......................    3,110       110,599
                                                     ----------
                                                        287,003
                                                     ----------
HEALTHCARE SERVICES -- 0.5%
    United HealthCare Corp. ............      800        42,500
                                                     ----------
INSURANCE -- 3.4%
    Allstate Corp. .....................      470        11,280
    American International Group,
      Inc. .............................      700        75,688
    Lincoln National Corp. .............    1,260        50,400
    Marsh & McLennan Companies, Inc.....      350        33,491
    The Hartford Financial Services
      Group, Inc. ......................    2,200       104,224
    Torchmark Corp. ....................      670        19,472
                                                     ----------
                                                        294,555
                                                     ----------
MACHINERY & EQUIPMENT -- 0.4%
    Deere & Co. ........................      600        26,025
    Grainger, (W.W.), Inc. .............      240        11,475
                                                     ----------
                                                         37,500
                                                     ----------

AST MFS GROWTH WITH INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                           SHARES      VALUE
                                           ------      -----
MEDICAL SUPPLIES & EQUIPMENT -- 2.1%
    Guidant Corp.* .....................      720    $   33,840
    Johnson & Johnson Co. ..............      400        37,250
    Medtronic, Inc. ....................    3,030       110,406
                                                     ----------
                                                        181,496
                                                     ----------
OIL & GAS -- 5.3%
    BP Amoco PLC [ADR]..................    2,370       140,570
    Chevron Corp. ......................      350        30,319
    Coastal Corp. ......................      870        30,831
    Conoco, Inc. Cl-B...................    1,900        47,263
    Exxon Mobil Corp. ..................    2,392       192,705
    Unocal Corp. .......................      660        22,151
                                                     ----------
                                                        463,839
                                                     ----------
PHARMACEUTICALS -- 3.8%
    American Home Products Corp. .......    1,230        48,508
    Bristol-Meyers Squibb Co. ..........    1,410        90,505
    Pfizer, Inc. .......................    2,050        66,497
    Pharmacia & Upjohn, Inc. ...........    1,350        60,750
    Schering-Plough Corp. ..............      870        36,703
    Warner-Lambert Co. .................      400        32,775
                                                     ----------
                                                        335,738
                                                     ----------
PRINTING & PUBLISHING -- 3.1%
    Gannett Co., Inc. ..................    1,530       124,790
    New York Times Co. .................    1,580        77,618
    Tribune Co. ........................    1,320        72,683
                                                     ----------
                                                        275,091
                                                     ----------
RESTAURANTS -- 0.5%
    McDonald's Corp. ...................    1,040        41,925
                                                     ----------
RETAIL & MERCHANDISING -- 4.6%
    CVS Corp. ..........................    1,650        65,897
    Dayton-Hudson Corp.* ...............      780        57,281
    Home Depot, Inc. ...................    1,050        71,991
    TJX Companies, Inc. ................    2,270        46,393
    Wal-Mart Stores, Inc. ..............    2,390       165,209
                                                     ----------
                                                        406,771
                                                     ----------
SEMICONDUCTORS -- 3.7%
    Intel Corp. ........................    2,040       167,918
    Motorola, Inc. .....................      780       114,855
    National Semiconductor Corp.*.......      900        38,531
                                                     ----------
                                                        321,304
                                                     ----------
TELECOMMUNICATIONS -- 8.9%
    Alltel Corp. .......................      610        50,439
    AT&T Corp. .........................      920        46,690
    Bell Atlantic Corp. ................    2,250       138,515
    BellSouth Corp. ....................      380        17,789
    BroadWing, Inc. ....................      920        33,925
    General Instrument Corp.*...........      240        20,400
    Lucent Technologies, Inc. ..........      750        56,109
    MCI WorldCom, Inc.*.................    1,935       102,676
    Nokia Corp. Cl-A [ADR]..............      240        45,600

                                           SHARES      VALUE
                                           ------      -----
    Nortel Networks Corp. ..............      750    $   75,750
    SBC Communications, Inc. ...........    1,900        92,625
    Sprint Corp. (FON Group)............    1,100        74,044
    Sprint Corp. (PCS Group)*...........      320        32,800
                                                     ----------
                                                        787,362
                                                     ----------
TRANSPORTATION -- 0.5%
    Canadian National Railway Co........    1,138        29,944
    United Parcel Service, Inc. Cl-B....      150        10,350
                                                     ----------
                                                         40,294
                                                     ----------
UTILITIES -- 2.5%
    CMS Energy Corp. ...................      640        19,960
    Duke Energy Corp. ..................      670        33,584
    FirstEnergy Corp. ..................      700        15,881
    Nisource, Inc. .....................      860        15,373
    PECO Energy Co. ....................    1,300        45,175
    Pinnacle West Capital Co. ..........      750        22,922
    Texas Utilities Co. ................    1,660        59,033
    Unicom Corp. .......................      310        10,385
                                                     ----------
                                                        222,313
                                                     ----------
TOTAL COMMON STOCK
  (Cost $6,602,667).....................              6,854,563
                                                     ----------
FOREIGN STOCK -- 3.1%
CHEMICALS -- 0.3%
    AKZO Nobel NV -- (NLG)..............      610        30,595
                                                     ----------
CONGLOMERATES -- 0.4%
    Hitachi Ltd. -- (JPY)...............    2,000        32,103
                                                     ----------
FINANCIAL-BANK & TRUST -- 0.3%
    Bank of Ireland -- (IEP)*...........    3,680        29,280
                                                     ----------
INSURANCE -- 0.3%
    AXA SA -- (FRF).....................      200        27,878
                                                     ----------
MACHINERY & EQUIPMENT -- 1.2%
    Mannesmann AG -- (DEM)..............      380        92,005
                                                     ----------
PHARMACEUTICALS -- 0.3%
    AstraZeneca Group PLC -- (GBP)......      630        26,133
                                                     ----------
TELECOMMUNICATIONS -- 0.3%
    KPN NV -- (NLG).....................      310        30,254
                                                     ----------
TOTAL FOREIGN STOCK
  (Cost $248,755).......................                268,248
                                                     ----------
                                            PAR
                                           (000)
                                          --------
CORPORATE OBLIGATIONS -- 0.5%
TELECOMMUNICATIONS
    Cable & Wireless Communications 144A
      4.25%, 09/15/05...................  $    11        13,654
    NTL, Inc. 144A
      5.75%, 12/15/09...................       30        32,400
                                                     ----------
  (Cost $43,316)........................                 46,054
                                                     ----------

AST MFS GROWTH WITH INCOME PORTFOLIO
--------------------------------------------------------------------------------


                                           SHARES      VALUE
                                          --------   ----------
SHORT-TERM INVESTMENTS -- 9.0%
    Temporary Investment Cash Fund......  392,918    $  392,918
    Temporary Investment Fund...........  392,918       392,918
                                                     ----------
    (Cost $785,836).....................                785,836
                                                     ----------
TOTAL INVESTMENTS -- 90.8%
  (Cost $7,680,574).....................              7,954,701
OTHER ASSETS LESS LIABILITIES -- 9.2%...                802,588
                                                     ----------
NET ASSETS -- 100.0%....................             $8,757,289
                                                     ==========

Foreign currency exchange contracts outstanding at December 31, 1999:

                                         IN
SETTLEMENT               CONTRACTS    EXCHANGE   CONTRACTS    UNREALIZED
  MONTH      TYPE        TO RECEIVE     FOR      AT VALUE    DEPRECIATION
-------------------------------------------------------------------------
01/00        Buy    GBP     5,556     $ 8,991     $ 8,975        $ 16
01/00        Buy    EUR    10,013      10,183      10,088          95
                                      -------     -------        ----
                                      $19,174     $19,063        $111
                                      =======     =======        ====

--------------------------------------------------------------------------------

Definitions of abbreviations are included following the Schedules of Investments.

* Non-income producing security.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 0.5% of net assets.

See Notes to Financial Statements.


DEFINITION OF ABBREVIATIONS
--------------------------------------------------------------------------------

THE FOLLOWING ABBREVIATIONS ARE USED THROUGHOUT THE SCHEDULES OF INVESTMENTS:

SECURITY DESCRIPTIONS:
-----------------------
ADR-American Depositary Receipt
BRB-Brady Bond
CVT-Convertible Security
FDR-Federal Depositary Receipt
FRB-Floating Rate Bond (1)
FRN-Floating Rate Note (1)
GDR-Global Depositary Receipt
IO-Interest Only Security
PIK-Payment in Kind Security
REIT-Real Estate Investment Trust
STEP-Stepped Coupon Bond (2)
TBA-To be Announced Security
VR-Variable Rate Bond (1)
ZCB-Zero Coupon Bond (2)
(1)- Rates shown for variable and floating rate securities are the coupon rates as of December 31, 1999.
(2)- Rates shown are the effective yields at purchase date.
COUNTRIES/CURRENCIES:
-----------------------
AUD-Australia/Australian Dollar
BEF-Belgium/Belgian Franc
CAD-Canada/Canadian Dollar
CHF-Switzerland/Swiss Franc
DEM-Germany/German Deutschemark
DKK-Denmark/Danish Krone
ESP-Spain/Spanish Peseta
EUR-Europe/Euro Currency
FIM-Finland/Finnish Markka
FRF-France/French Franc
GBP-United Kingdom/British Pound
HKD-Hong Kong/Hong Kong Dollar
IDR-Indonesia/Indonesian Rupiah
IEP-Ireland/Irish Punt
ITL-Italy/Italian Lira
JPY-Japan/Japanese Yen
MXP-Mexico/Mexican Peso
MYR-Malaysia/Malaysian Ringgit
NLG-Netherlands/Netherland Guilder
NOK-Norway/Norwegian Krone
NZD-New Zealand/New Zealand Dollar
SEK-Sweden/Swedish Krona
SGD-Singapore/Singapore Dollar
ZAR-South Africa/South African Rand


AMERICAN SKANDIA TRUST
STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1999
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                    -----------------------------------------------------------------------------
                                                                                      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               AST
                                                         AST            AST                                 NEUBERGER
                                                         AIM        LORD ABBETT      AST          AST         BERMAN       AST
                                                    INTERNATIONAL   GROWTH AND      JANCAP       MONEY       MID-CAP       AIM
                                                       EQUITY         INCOME        GROWTH       MARKET       VALUE      BALANCED
                                                    -------------   -----------   ----------   ----------   ----------   --------
ASSETS
   Investments in securities at value(A)..........    $765,541      $1,498,182    $5,922,169   $2,407,897    $670,915    $494,113
   Collateral received for securities lent........          --         347,434     1,525,148           --     130,094      81,439
   Cash...........................................         951              --            26           --          --           5
   Foreign currency at value(B)...................       3,836              --            --           --          --          14
   Unrealized appreciation on foreign currency
     exchange contracts...........................          --              --            --           --          --          --
   Receivable for:
     Securities sold..............................          87              --            --           --         438       3,254
     Dividends and interest.......................       1,266           1,695         3,996        9,916         641       3,346
     Fund shares sold.............................         939           3,129         3,312           --       1,859          11
     Futures variation margin.....................          --              --            --           --          --          49
   Other assets...................................          15              10           996           10           3           3
                                                      --------      ----------    ----------   ----------    --------    --------
       TOTAL ASSETS...............................     772,635       1,850,450     7,455,647    2,417,823     803,950     582,234
                                                      --------      ----------    ----------   ----------    --------    --------
LIABILITIES
   Cash overdraft.................................          --              --            --           17          --          --
   Unrealized depreciation on foreign currency
     exchange contracts...........................          --              --            --           --          --          --
   Written options outstanding, at value..........          --              --            --           --          --         167
   Reverse repurchase agreements, at value........          --              --            --           --          --          --
   Unrealized depreciation on swap agreements.....          --              --            --           --          --          --
   Payable upon return of securities lent.........          --         347,434     1,525,148           --     130,094      81,439
   Payable for:
     Securities purchased.........................       1,010           4,056            --           --       9,113         614
     Fund shares redeemed.........................         116               5         3,861           --          --          96
     Futures variation margin.....................          --              --            --           --          --          --
     Advisory fees................................         527             469         2,301           86         277         163
     Shareholder servicing fees...................          60             132           487          183          54          41
     Accrued dividends............................          --              --            --        8,337          --          --
   Accrued expenses and other liabilities.........         410              48            72           43          29         143
                                                      --------      ----------    ----------   ----------    --------    --------
       TOTAL LIABILITIES..........................       2,123         352,144     1,531,869        8,666     139,567      82,663
                                                      --------      ----------    ----------   ----------    --------    --------
NET ASSETS........................................    $770,512      $1,498,306    $5,923,778   $2,409,157    $664,383    $499,571
                                                      ========      ==========    ==========   ==========    ========    ========
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares
 authorized, $.001 par value per share)...........    $     23      $       64    $      107   $    2,409    $     50    $     33
Additional paid-in capital........................     387,722       1,105,583     2,524,935    2,406,740     654,535     381,901
Undistributed net investment income (loss)........      (4,783)         14,653         6,441           --       2,290       9,725
Accumulated net realized gain (loss) on
 investments......................................     100,905         169,139       473,955            8      (2,663)     36,028
Accumulated net unrealized appreciation
 (depreciation) on investments....................     286,645         208,867     2,918,340           --      10,171      71,884
                                                      --------      ----------    ----------   ----------    --------    --------
NET ASSETS........................................    $770,512      $1,498,306    $5,923,778   $2,409,157    $664,383    $499,571
                                                      ========      ==========    ==========   ==========    ========    ========
Shares of common stock outstanding................      22,510          63,750       107,291    2,409,148      49,879      32,780
Net asset value, offering and redemption price per
 share............................................    $  34.23      $    23.50    $    55.21   $     1.00    $  13.32    $  15.24
                                                      ========      ==========    ==========   ==========    ========    ========
(A) Investments at cost...........................    $478,866      $1,289,315    $3,004,795   $2,407,897    $660,744    $423,011
                                                      ========      ==========    ==========   ==========    ========    ========
(B) Foreign currency at cost......................    $  3,824      $       --    $       --   $       --    $     --    $     13
                                                      ========      ==========    ==========   ==========    ========    ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.


 ----------------------------------------------------------------------------------------------------------
                                                 PORTFOLIO
 ----------------------------------------------------------------------------------------------------------
                              AST                                      AST             AST           AST
    AST          AST         PIMCO         AST          AST          T. ROWE         T. ROWE      NEUBERGER
 FEDERATED     T. ROWE       TOTAL       INVESCO       JANUS          PRICE           PRICE        BERMAN
   HIGH      PRICE ASSET     RETURN       EQUITY     SMALL-CAP    INTERNATIONAL   INTERNATIONAL    MID-CAP
   YIELD     ALLOCATION       BOND        INCOME       GROWTH        EQUITY           BOND         GROWTH
 ---------   -----------   ----------   ----------   ----------   -------------   -------------   ---------
 $612,406     $456,047     $1,145,586   $1,042,257   $1,437,941     $500,245        $129,061      $406,920
   24,630       59,449             --     128,217      272,041            --              --       130,028
        1           --            709          --           --        15,510           5,540             1
       --           --             --          --           --         1,350               1            --
       --           --             13          --           --            --              73            --
       --           --             --          --        3,963            --              --         1,455
   11,325        2,672          9,558       5,296          262           728           3,358           118
      296          588              3       1,164        2,014            26             612           303
       --           --             --          --           --            --              --            --
        5            3              9          13            3             4              --             2
 --------     --------     ----------   ----------   ----------     --------        --------      --------
  648,663      518,759      1,155,878   1,176,947    1,716,224       517,863         138,645       538,827
 --------     --------     ----------   ----------   ----------     --------        --------      --------
       --            3             --          --            6            --              --            --
       --           --             --          --           --            --             161            --
       --           --          1,144          --           --            --              --            --
       --           --         37,658          --           --            --              --            --
       --           --            396          --           --            --              --            --
   24,630       59,449             --     128,217      272,041            --              --       130,028
       --       11,555        109,070          --          128            --              --        14,252
       37           12            633         214          222           524              --            28
       --           --            809          --           --            --              --            --
      151          108            231         331          457           344              48           132
       53           37             85          89          108           135              11            31
       --           --             --          --           --            --              --            --
        4           53             89          32           51            36             281            31
 --------     --------     ----------   ----------   ----------     --------        --------      --------
   24,875       71,217        150,115     128,883      273,013         1,039             501       144,502
 --------     --------     ----------   ----------   ----------     --------        --------      --------
 $623,788     $447,542     $1,005,763   $1,048,064   $1,443,211     $516,824        $138,144      $394,325
 ========     ========     ==========   ==========   ==========     ========        ========      ========
 $     52     $     24     $       92   $      56    $      34      $     31        $     14      $     16
  630,587      335,750      1,013,331     801,266      692,944       303,019         146,445       233,433
   57,676       10,606         51,464      20,133       (3,889)         (382)          7,735        (2,652
   (7,139)       3,958        (25,126)     78,942      139,249        48,217          (7,483)       12,584
  (57,388)      97,204        (33,998)    147,667      614,873       165,939          (8,567)      150,944
 --------     --------     ----------   ----------   ----------     --------        --------      --------
 $623,788     $447,542     $1,005,763   $1,048,064   $1,443,211     $516,824        $138,144      $394,325
 ========     ========     ==========   ==========   ==========     ========        ========      ========
   52,319       23,735         91,543      56,186       33,870        30,998          14,393        16,408
 $  11.92     $  18.86     $    10.99   $   18.65    $   42.61      $  16.67        $   9.60      $  24.03
 ========     ========     ==========   ==========   ==========     ========        ========      ========
 $669,794     $358,842     $1,174,464   $ 894,590    $ 823,068      $334,284        $137,453      $255,976
 ========     ========     ==========   ==========   ==========     ========        ========      ========
 $     --     $     --     $       --   $      --    $      --      $  1,351        $      1      $     --
 ========     ========     ==========   ==========   ==========     ========        ========      ========

--------------------------------------------------------------------------------


AMERICAN SKANDIA TRUST
STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1999
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                            ---------------------------------------------------------------------
                                                                                          PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                          AST        AST                                   AST
                                                                        T. ROWE     PIMCO         AST          AST       AMERICAN
                                                              AST        PRICE     LIMITED    OPPENHEIMER     JANUS      CENTURY
                                                            FOUNDERS    NATURAL    MATURITY    LARGE-CAP     OVERSEAS    INCOME &
                                                            PASSPORT   RESOURCES     BOND       GROWTH        GROWTH      GROWTH
                                                            --------   ---------   --------   -----------   ----------   --------
ASSETS
   Investments in securities at value(A)..................  $227,894   $103,900    $418,101    $364,191     $1,546,503   $356,441
   Collateral received for securities lent................       --      21,980         --      111,632             --     88,952
   Cash...................................................      405          32        472           --          1,260        466
   Foreign currency at value(B)...........................      803          33         --           --              1         --
   Unrealized appreciation on foreign currency exchange
     contracts............................................        5          --         11           --          6,811         --
   Receivable for:
     Securities sold......................................      722         118         --           --          3,821      1,981
     Dividends and interest...............................       54         202      4,236          195            651        427
     Fund shares sold.....................................    3,778          18        254          422            991      1,487
     Futures variation margin.............................       --          --         --           --             --         22
   Other assets...........................................        1           1          4            2             --          2
                                                            --------   --------    --------    --------     ----------   --------
       TOTAL ASSETS.......................................  233,662     126,284    423,078      476,442      1,560,038    449,778
                                                            --------   --------    --------    --------     ----------   --------
LIABILITIES
   Cash overdraft.........................................       --          --         --           --             --         --
   Unrealized depreciation on foreign currency exchange
     contracts............................................       32          --         --           --          4,418         --
   Written options outstanding, at value..................       --          --         --           --             --         --
   Reverse repurchase agreements, at value................       --          --         --           --             --         --
   Unrealized depreciation on swap agreements.............       --          --         98           --             --         --
   Payable upon return of securities lent.................       --      21,980         --      111,632             --     88,952
   Payable for:
     Securities purchased.................................   15,911       1,813     16,126           --          1,097         --
     Fund shares redeemed.................................       --         178          1          178          2,294          1
     Futures variation margin.............................       --          --         81           --             --         --
     Advisory fees........................................      167          42         97          178            653         98
     Shareholder servicing fees...........................       25           8         34           --            207         53
     Accrued dividends....................................       --          --         --           --             --         --
   Accrued expenses and other liabilities.................      130          38         37           --            324         44
                                                            --------   --------    --------    --------     ----------   --------
       TOTAL LIABILITIES..................................   16,265      24,059     16,474      111,988          8,993     89,148
                                                            --------   --------    --------    --------     ----------   --------
NET ASSETS................................................  $217,397   $102,225    $406,604    $364,454     $1,551,045   $360,630
                                                            ========   ========    ========    ========     ==========   ========
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares authorized, $.001
 par value per share).....................................  $     9    $      8    $    38     $     19     $       62   $     23
Additional paid-in capital................................  100,557     100,285    392,943      238,994        829,519    294,563
Undistributed net investment income (loss)................     (191)      1,133     20,624       (3,290)          (894)     2,121
Accumulated net realized gain (loss) on investments.......   57,245      (1,541)    (1,803)      32,761          3,006     20,595
Accumulated net unrealized appreciation (depreciation) on
 investments..............................................   59,777       2,340     (5,198)      95,970        719,352     43,328
                                                            --------   --------    --------    --------     ----------   --------
NET ASSETS................................................  $217,397   $102,225    $406,604    $364,454     $1,551,045   $360,630
                                                            ========   ========    ========    ========     ==========   ========
Shares of common stock outstanding........................    8,827       7,768     37,518       19,230         61,796     23,045
Net asset value, offering and redemption price per
 share....................................................  $ 24.63    $  13.16    $ 10.84     $  18.95     $    25.10   $  15.65
                                                            ========   ========    ========    ========     ==========   ========
(A) Investments at cost...................................  $168,028   $101,560    $422,995    $268,221     $  829,526   $313,527
                                                            ========   ========    ========    ========     ==========   ========
(B) Foreign currency at cost..............................  $   830    $     32    $    --     $     --     $        1   $     --
                                                            ========   ========    ========    ========     ==========   ========

--------------------------------------------------------------------------------

See Notes to Financial Statements.


 ---------------------------------------------------------------------------------------
                                        PORTFOLIO
 ---------------------------------------------------------------------------------------
    AST           AST            AST                                 AST         AST
 AMERICAN      AMERICAN        T. ROWE        AST         AST       LORD       BANKERS
  CENTURY       CENTURY      PRICE SMALL    MARSICO     COHEN &    ABBETT       TRUST
 STRATEGIC   INTERNATIONAL     COMPANY      CAPITAL     STEERS    SMALL CAP    MANAGED
 BALANCED       GROWTH          VALUE        GROWTH     REALTY      VALUE     INDEX 500
 ---------   -------------   -----------   ----------   -------   ---------   ----------
               $154,892       $260,383     $1,716,698   $58,822    $75,453     $622,385
 $215,989
                     --          5,047        415,385    3,206       6,338      135,957
   44,751
                     --             --             --       --          --       14,242
       36
                     --             --             --       --          --           --
       --
                      2             --             --       --          --           --
       --
                     60            146         19,960      222       1,008          186
      554
                    142            433            634      393          28          736
    1,256
                    587            763          2,818       43         175           10
      659
                     --             --             --       --          --          141
        3
                     --              2              8       --          --            3
        1
               --------       --------     ----------   -------    -------     --------
 --------
                155,683        266,774      2,155,503   62,686      83,002      773,660
  263,249
               --------       --------     ----------   -------    -------     --------
 --------
                    831             --         15,564      212          --           --
       --
                     --             --             --       --          --           --
       --
                     --             --             --       --          --           --
       --
                     --             --             --       --          --           --
       --
                     --             --             --       --          --           --
       --
                     --          5,047        415,385    3,206       6,338      135,957
   44,751
                    389             62             --    2,053       2,428          262
    1,626
                     --              9              6      480          --        3,685
        1
                     --             --             --       --          --           --
       --
                    122            113            625       27          30          104
       84
                     21             22            141        8           6           53
       18
                     --             --             --       --          --           --
       --
                     94             28             46        3           8           32
       21
               --------       --------     ----------   -------    -------     --------
 --------
                  1,457          5,281        431,767    5,989       8,810      140,093
   46,501
               --------       --------     ----------   -------    -------     --------
 --------
               $154,226       $261,493     $1,723,736   $56,697    $74,192     $633,567
 $216,748
               ========       ========     ==========   =======    =======     ========
 ========
               $      7       $     23     $       80   $    7     $     7     $     42
 $     14
                 87,000        282,860      1,114,117   62,084      70,562      519,045
  183,858
                   (417)         1,922         (2,581)   2,577        (247)       3,516
    3,149
                  5,477         14,221         46,480   (3,193)     (2,284)      35,107
   12,446
                 62,159        (37,533)       565,640   (4,778)      6,154       75,857
   17,281
               --------       --------     ----------   -------    -------     --------
 --------
               $154,226       $261,493     $1,723,736   $56,697    $74,192     $633,567
 $216,748
               ========       ========     ==========   =======    =======     ========
 ========
                  6,884         22,950         79,675    6,783       6,824       42,358
   14,166
               $  22.40       $  11.39     $    21.63   $ 8.36     $ 10.87     $  14.96
 $  15.30
               ========       ========     ==========   =======    =======     ========
 ========
               $ 92,730       $297,916     $1,151,060   $63,600    $69,299     $548,431
 $198,757
               ========       ========     ==========   =======    =======     ========
 ========
               $     --       $     --     $       --   $   --     $    --     $     --
 $     --
               ========       ========     ==========   =======    =======     ========
 ========

--------------------------------------------------------------------------------


AMERICAN SKANDIA TRUST
STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1999
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                              -----------------------------------------------
                                                                                 PORTFOLIO
-------------------------------------------------------------------------------------------------------------
                                                                             AST                      AST
                                                                 AST         MFS         AST          MFS
                                                               KEMPER      GLOBAL        MFS      GROWTH WITH
                                                              SMALL-CAP    EQUITY      GROWTH       INCOME
                                                               GROWTH     PORTFOLIO   PORTFOLIO    PORTFOLIO
                                                              ---------   ---------   ---------   -----------
ASSETS
   Investments in securities at value(A)....................  $845,508     $1,217      $4,647       $7,955
   Collateral received for securities lent..................   140,177         --          --           --
   Cash.....................................................        --         55         113          388
   Foreign currency at value(B).............................        --         --          --           --
   Unrealized appreciation on foreign currency exchange
     contracts..............................................        --         --          --           --
   Receivable for:
     Securities sold........................................        --          4          12           --
     Dividends and interest.................................        97          1           2            6
     Fund shares sold.......................................        --         16         248          429
     Futures variation margin...............................        --         --          --           --
   Unrealized appreciation on interest rate swap
     agreements.............................................        --         --          --           --
   Other assets.............................................         1         --          --           --
                                                              --------     ------      ------       ------
       TOTAL ASSETS.........................................   985,783      1,293       5,022        8,778
                                                              --------     ------      ------       ------
LIABILITIES
   Cash overdraft...........................................        --         --          --           --
   Unrealized depreciation on foreign currency exchange
     contracts..............................................        --         --          --           --
   Written options outstanding, at value....................        --         --          --           --
   Reverse repurchase agreements, at value..................        --         --          --           --
   Unrealized depreciation on swap agreements...............        --         --          --           --
   Payable upon return of securities lent...................   140,177         --          --           --
   Payable for:
     Securities purchased...................................        --         --         153           19
     Fund shares redeemed...................................     3,217         --          --           --
     Futures variation margin...............................        --         --          --           --
     Advisory fees..........................................       298         --           1           --
     Shareholder servicing fees.............................        66         --          --            1
     Accrued dividends......................................        --         --          --           --
   Accrued expenses and other liabilities...................        41          2          --            1
                                                              --------     ------      ------       ------
       TOTAL LIABILITIES....................................   143,799          2         154           21
                                                              --------     ------      ------       ------
NET ASSETS..................................................  $841,984     $1,291      $4,868       $8,757
                                                              ========     ======      ======       ======
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares authorized, $.001
 par value per share).......................................  $     54     $   --      $   --       $    1
Additional paid-in capital..................................   456,906      1,183       4,501        8,474
Undistributed net investment income (loss)..................    (2,787)         1           3           11
Accumulated net realized gain (loss) on investments.........    51,910          2          (6)          (3)
Accumulated net unrealized appreciation (depreciation) on
 investments................................................   335,901        105         370          274
                                                              --------     ------      ------       ------
NET ASSETS..................................................  $841,984     $1,291      $4,868       $8,757
                                                              ========     ======      ======       ======
Shares of common stock outstanding..........................    54,019        117         431          832
Net asset value, offering and redemption price per share....  $  15.59     $11.03      $11.30       $10.52
                                                              ========     ======      ======       ======
(A) Investments at cost.....................................  $509,607     $1,113      $4,277       $7,681
                                                              ========     ======      ======       ======
(B) Foreign currency at cost................................  $     --     $   --      $   --       $   --
                                                              ========     ======      ======       ======

--------------------------------------------------------------------------------

See Notes to Financial Statements.


                      (This page intentionally left blank)


AMERICAN SKANDIA TRUST
STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999
(AMOUNTS IN THOUSANDS)

                                                        -------------------------------------------------------------------------
                                                                                        PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                AST
                                                             AST            AST                              NEUBERGER
                                                             AIM        LORD ABBETT      AST         AST      BERMAN       AST
                                                        INTERNATIONAL   GROWTH AND      JANCAP      MONEY     MID-CAP      AIM
                                                           EQUITY         INCOME        GROWTH     MARKET      VALUE     BALANCED
                                                        -------------   -----------   ----------   -------   ---------   --------
INVESTMENT INCOME
   Interest...........................................    $  1,096       $  2,667     $   38,357   $81,228    $   550    $11,980
   Dividends..........................................       6,501         24,141          9,464        --      7,595      2,432
   Foreign taxes withheld.............................        (349)          (165)            (3)       --         (5)       (18)
                                                          --------       --------     ----------   -------    -------    -------
       Total Investment Income........................       7,248         26,643         47,818    81,228      8,140     14,394
                                                          --------       --------     ----------   -------    -------    -------
EXPENSES
   Investment advisory fees...........................       4,695         10,105         38,565     7,967      4,970      3,145
   Shareholder servicing fees.........................         539          1,347          4,285     1,586        552        428
   Administration and accounting fees.................         357            490            784       513        344        328
   Custodian fees.....................................         652            152            304       150         70        259
   Distribution fees..................................          84            440            233        --        261         37
   Audit and legal fees...............................          10             26             76        27         10          8
   Trustees' fees.....................................           5             14             44        16          5          4
   Insurance expenses.................................           3              9             27        10          3          3
   Miscellaneous expenses.............................          17             21            156        22          9         84
                                                          --------       --------     ----------   -------    -------    -------
       Total Expenses.................................       6,362         12,604         44,474    10,291      6,224      4,296
       Less: Advisory fee waivers and expense
         reimbursements...............................          --           (174)        (1,643)     (821)        --         --
       Less: Fees paid indirectly.....................         (84)          (440)          (233)       --       (261)       (37)
                                                          --------       --------     ----------   -------    -------    -------
       Net Expenses...................................       6,278         11,990         42,598     9,470      5,963      4,259
                                                          --------       --------     ----------   -------    -------    -------
Net Investment Income (Loss)..........................         970         14,653          5,220    71,758      2,177     10,135
                                                          --------       --------     ----------   -------    -------    -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Securities.....................................      99,093        171,133        474,503         8     (1,550)    37,054
       Foreign currency transactions..................      (4,143)            --          2,945        --         --        556
       Futures contracts..............................          --             --             --        --         --       (125)
       Written options contracts......................          --             --             --        --         --          1
                                                          --------       --------     ----------   -------    -------    -------
   Net realized gain (loss)...........................      94,950        171,133        477,448         8     (1,550)    37,486
                                                          --------       --------     ----------   -------    -------    -------
   Net change in unrealized appreciation
     (depreciation) on:
       Securities.....................................     206,527          9,189      1,482,346        --     (4,592)    39,770
       Futures contracts..............................          --             --             --        --         --     (2,213)
       Written options contracts......................          --             --             --        --         --       (409)
       Swap agreements................................          --             --             --        --         --         --
       Translation of assets and liabilities
         denominated in foreign currencies............       3,422             --            374        --         --        139
                                                          --------       --------     ----------   -------    -------    -------
   Net change in unrealized appreciation
     (depreciation)...................................     209,949          9,189      1,482,720        --     (4,592)    37,287
                                                          --------       --------     ----------   -------    -------    -------
   Net gain (loss) on investments.....................     304,899        180,322      1,960,168         8     (6,142)    74,773
                                                          --------       --------     ----------   -------    -------    -------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations..................................    $305,869       $194,975     $1,965,388   $71,766    $(3,965)   $84,908
                                                          ========       ========     ==========   =======    =======    =======

--------------------------------------------------------------------------------

See Notes to Financial Statements.


     -----------------------------------------------------------------------------------------------------
                                                   PORTFOLIO
     -----------------------------------------------------------------------------------------------------
                                 AST                                  AST             AST           AST
        AST          AST        PIMCO       AST         AST         T. ROWE         T. ROWE      NEUBERGER
     FEDERATED     T. ROWE      TOTAL     INVESCO      JANUS         PRICE           PRICE        BERMAN
       HIGH      PRICE ASSET    RETURN     EQUITY    SMALL-CAP   INTERNATIONAL   INTERNATIONAL    MID-CAP
       YIELD     ALLOCATION      BOND      INCOME     GROWTH        EQUITY           BOND         GROWTH
     ---------   -----------   --------   --------   ---------   -------------   -------------   ---------
       61,620      $11,704     $ 62,599   $17,844    $  3,206      $    527        $  6,814      $    690
     $  2,025        3,359           --    11,151         252         7,921              --           394
           --         (112)          --        (8)         (8)         (692)            (20)           --
     --------      -------     --------   --------   --------      --------        --------      --------
       63,645       14,951       62,599    28,987       3,450         7,756           6,794         1,084
     --------      -------     --------   --------   --------      --------        --------      --------
        4,762        3,419        6,474     7,205       4,981         4,493           1,178         2,441
          635          402          996       961         553           449             147           271
          382          317          453       446         342           334             147           243
           60           81          192       108          58           282             130            47
           --           --           --       151          15            40              --            43
           12            7           19        18           7             9               3             5
            7            4           10        10           5             4               2             3
            4            3            6         6           3             3               1             2
          107           70           31        19          38            49              23             7
     --------      -------     --------   --------   --------      --------        --------      --------
        5,969        4,303        8,181     8,924       6,002         5,663           1,631         3,062
           --           --           --        --          --            --              --            --
           --           --           --      (151)        (15)          (40)             --           (43)
     --------      -------     --------   --------   --------      --------        --------      --------
        5,969        4,303        8,181     8,773       5,987         5,623           1,631         3,019
     --------      -------     --------   --------   --------      --------        --------      --------
       57,676       10,648       54,418    20,214      (2,537)        2,133           5,163        (1,935)
     --------      -------     --------   --------   --------      --------        --------      --------
       (7,097)       4,440      (13,779)   78,862     145,192        48,838             278        13,781
           --         (549)        (285)       --          15        (1,083)         (4,020)           --
           --           --      (16,354)       --          --            --              --            --
           --           --        1,533        --          --            --              --            --
     --------      -------     --------   --------   --------      --------        --------      --------
       (7,097)       3,891      (28,885)   78,862     145,207        47,755          (3,742)       13,781
     --------      -------     --------   --------   --------      --------        --------      --------
      (38,643)      25,502      (34,617)    2,582     550,645        83,163         (12,728)      118,263
           --           --       (2,250)       --          --            --              --            --
           --           --          733        --          --            --              --            --
           --           --          584        --          --            --              --            --
           --          (10)        (436)       --          --           (44)         (1,285)           --
     --------      -------     --------   --------   --------      --------        --------      --------
      (38,643)      25,492      (35,986)    2,582     550,645        83,119         (14,013)      118,263
     --------      -------     --------   --------   --------      --------        --------      --------
      (45,740)      29,383      (64,871)   81,444     695,852       130,874         (17,755)      132,044
     --------      -------     --------   --------   --------      --------        --------      --------
     $ 11,936      $40,031     $(10,453)  $101,658   $693,315      $133,007        $(12,592)     $130,109
     ========      =======     ========   ========   ========      ========        ========      ========

--------------------------------------------------------------------------------


AMERICAN SKANDIA TRUST
STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999
(AMOUNTS IN THOUSANDS)

                                                          -----------------------------------------------------------------------
                                                                                         PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                        AST        AST                                   AST
                                                                      T. ROWE     PIMCO         AST         AST        AMERICAN
                                                            AST        PRICE     LIMITED    OPPENHEIMER    JANUS       CENTURY
                                                          FOUNDERS    NATURAL    MATURITY    LARGE-CAP    OVERSEAS     INCOME &
                                                          PASSPORT   RESOURCES     BOND       GROWTH       GROWTH       GROWTH
                                                          --------   ---------   --------   -----------   --------   ------------
INVESTMENT INCOME
   Interest.............................................  $   256     $   200    $24,441      $   631     $  3,336     $   466
   Dividends............................................      759       1,971         --        1,095        5,623       4,072
   Foreign taxes withheld...............................      (87)        (34)        --           --         (336)         (3)
                                                          -------     -------    -------      -------     --------     -------
       Total Investment Income..........................      928       2,137     24,441        1,726        8,623       4,535
                                                          -------     -------    -------      -------     --------     -------
EXPENSES
   Investment advisory fees.............................    1,223         847      2,495        2,537        8,285       1,863
   Shareholder servicing fees...........................      122          94        384          282          829         247
   Administration and accounting fees...................      122          95        309          249          416         228
   Custodian fees.......................................      100          43         81           58          514          60
   Distribution fees....................................       --           3         --           --           48          --
   Audit and legal fees.................................        2           2          7            5           14           4
   Trustees' fees.......................................        1           1          4            3            8           2
   Insurance expenses...................................        1           1          2            2            5           2
   Miscellaneous expenses...............................       11           9         20            7           37           8
                                                          -------     -------    -------      -------     --------     -------
       Total Expenses...................................    1,582       1,095      3,302        3,143       10,156       2,414
       Less: Advisory fee waivers and expense
         reimbursements.................................       --          --         --           --           --          --
       Less: Fees paid indirectly.......................       --          (3)        --           --          (48)         --
                                                          -------     -------    -------      -------     --------     -------
       Net Expenses.....................................    1,582       1,092      3,302        3,143       10,108       2,414
                                                          -------     -------    -------      -------     --------     -------
Net Investment Income (Loss)............................     (654)      1,045     21,139       (1,417)      (1,485)      2,121
                                                          -------     -------    -------      -------     --------     -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Securities.......................................  61,876..     (1,351)    (1,037)      32,038       32,559      21,131
       Foreign currency transactions....................     (980)        (62)       228           --       (2,330)         --
       Futures contracts................................       --          --     (1,296)          --           --        (160)
       Written options contracts........................       --          --        213           --           --          --
                                                          -------     -------    -------      -------     --------     -------
   Net realized gain (loss).............................   60,896      (1,413)    (1,892)      32,038       30,229      20,971
                                                          -------     -------    -------      -------     --------     -------
   Net change in unrealized appreciation (depreciation)
     on:
       Securities.......................................   36,139      20,107     (5,732)      60,401      625,107      30,631
       Futures contracts................................       --          --       (142)          --           --         414
       Written options contracts........................       --          --       (113)          --           --          --
       Swap agreements..................................       --          --        128           --           --          --
       Translation of assets and liabilities denominated
         in foreign currencies..........................      (62)         (1)      (133)          --        4,789          --
                                                          -------     -------    -------      -------     --------     -------
   Net change in unrealized appreciation
     (depreciation).....................................   36,077      20,106     (5,992)      60,401      629,896      31,045
                                                          -------     -------    -------      -------     --------     -------
   Net gain (loss) on investments.......................   96,973      18,693     (7,884)      92,439      660,125      52,016
                                                          -------     -------    -------      -------     --------     -------
   Net Increase (Decrease) in Net Assets Resulting from
     Operations.........................................  $96,319     $19,738    $13,255      $91,022     $658,640     $54,137
                                                          =======     =======    =======      =======     ========     =======

--------------------------------------------------------------------------------

See Notes to Financial Statements.


------------------------------------------------------------------------------------
                                     PORTFOLIO
------------------------------------------------------------------------------------
   AST           AST            AST                               AST         AST
AMERICAN      AMERICAN        T. ROWE       AST        AST       LORD       BANKERS
 CENTURY       CENTURY      PRICE SMALL   MARSICO    COHEN &    ABBETT       TRUST
STRATEGIC   INTERNATIONAL     COMPANY     CAPITAL    STEERS    SMALL CAP    MANAGED
BALANCED       GROWTH          VALUE       GROWTH    REALTY      VALUE     INDEX 500
---------   -------------   -----------   --------   -------   ---------   ---------
 $ 3,791       $   165       $    547     $  2,771   $2,975     $  164      $ 1,910
   1,215         1,069          4,382        5,912       98        329        5,369
     (11)          (59)            --         (194)      (2)        --          (12)
 -------       -------       --------     --------   -------    ------      -------
   4,995         1,175          4,929        8,489    3,071        493        7,267
 -------       -------       --------     --------   -------    ------      -------
   1,400           992          2,529        9,436      495        532        2,857
     165            99            281        1,048       49         56          476
     164           106            249          451       63         75          180
      66           270             46          113       13         26          124
      --            --             --          174        3         --           --
       3             2              6           18        1          1            8
       2             1              3           10       --          1            5
       1             1              2            7       --         --            3
      10            22              8           16        4          4           25
 -------       -------       --------     --------   -------    ------      -------
   1,811         1,493          3,124       11,273      628        695        3,678
      --            --             --           --       --         --           73
      --            --             --         (174)      (3)        --           --
 -------       -------       --------     --------   -------    ------      -------
   1,811         1,493          3,124       11,099      625        695        3,751
 -------       -------       --------     --------   -------    ------      -------
   3,184          (318)         1,805       (2,610)   2,446       (202)       3,516
 -------       -------       --------     --------   -------    ------      -------
  12,554         7,867         14,768       45,888   (2,514)       255       40,358
      78           105             --            1       --         --           --
      --            --             --           --       --         --           --
      --            --             --        7,128       --         --           --
 -------       -------       --------     --------   -------    ------      -------
  12,632         7,972         14,768       53,167   (2,514)       255       40,358
 -------       -------       --------     --------   -------    ------      -------
   4,720        53,767        (16,127)     478,642     (181)     5,624       45,339
      46            --             --           --       --         --        1,905
      --            --             --           --       --         --           --
      --            --             --           --       --         --           --
       1            35             --            2       --         --           --
 -------       -------       --------     --------   -------    ------      -------
   4,767        53,802        (16,127)     478,644     (181)     5,624       47,244
 -------       -------       --------     --------   -------    ------      -------
  17,399        61,774         (1,359)     531,811   (2,695)     5,879       87,602
 -------       -------       --------     --------   -------    ------      -------
 $20,583       $61,456       $    446     $529,201   $ (249)    $5,677      $91,118
 =======       =======       ========     ========   =======    ======      =======

--------------------------------------------------------------------------------


AMERICAN SKANDIA TRUST
STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 1999
(AMOUNTS IN THOUSANDS)

                                                              ----------------------------------------------------------
                                                                                      PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
                                                                                AST                             AST
                                                                 AST            MFS             AST             MFS
                                                                KEMPER         GLOBAL           MFS         GROWTH WITH
                                                              SMALL-CAP        EQUITY          GROWTH          INCOME
                                                              GROWTH(1)     PORTFOLIO(2)    PORTFOLIO(2)    PORTFOLIO(2)
                                                              ----------    ------------    ------------    ------------
INVESTMENT INCOME
   Interest.................................................   $  1,840         $  3            $  1            $  6
   Dividends................................................        104            1               8              15
   Foreign tax withholding..................................         --           --              --              --
                                                               --------         ----            ----            ----
       Total Investment Income..............................      1,944            4               9              21
                                                               --------         ----            ----            ----
EXPENSES
   Investment advisory fees.................................      3,958            2               4               7
   Shareholder servicing fees...............................        417           --              --               1
   Administration and accounting fees.......................        259           --              --               1
   Custodian fees...........................................         80            1               1              --
   Distribution fees........................................         14           --              --              --
   Audit and legal fees.....................................          6           --              --              --
   Trustees' fees...........................................          4           --              --              --
   Insurance expenses.......................................          2           --              --              --
   Miscellaneous expenses...................................          5            1               1               1
                                                               --------         ----            ----            ----
       Total Expenses.......................................      4,745            4               6              10
       Less: Advisory fee waivers and expense
         reimbursements.....................................         --           (1)             --              --
       Less: Fees paid indirectly...........................        (14)          --              --              --
                                                               --------         ----            ----            ----
       Net Expenses.........................................      4,731            3               6              10
                                                               --------         ----            ----            ----
Net Investment Income (Loss)................................     (2,787)           1               3              11
                                                               --------         ----            ----            ----
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Securities...........................................     56,296            2              (6)             (3)
       Foreign currency transactions........................         --           --              --              --
       Futures contracts....................................     (4,386)          --              --              --
       Written options contracts............................         --           --              --              --
                                                               --------         ----            ----            ----
   Net realized gain (loss).................................     51,910            2              (6)             (3)
                                                               --------         ----            ----            ----
   Net change in unrealized appreciation (depreciation) on:
       Securities...........................................    335,901          105             370             274
       Futures contracts....................................         --           --              --              --
       Written options contracts............................         --           --              --              --
       Swap agreements......................................         --           --              --              --
       Translation of assets and liabilities denominated in
         foreign currencies.................................         --           --              --              --
                                                               --------         ----            ----            ----
   Net change in unrealized appreciation (depreciation).....    335,901          105             370             274
                                                               --------         ----            ----            ----
   Net gain (loss) on investments...........................    387,811          107             364             271
                                                               --------         ----            ----            ----
   Net Increase (Decrease) in Net Assets Resulting from
     Operations.............................................   $385,024         $108            $367            $282
                                                               ========         ====            ====            ====

--------------------------------------------------------------------------------
(1) Commenced operations on January 4, 1999.

(2) Commenced operations on October 18, 1999.

See Notes to Financial Statements.


                      (This page intentionally left blank)


AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                       --------------------------------------------------------------------------
                                                                                       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                              AST AIM              AST LORD ABBETT
                                                       INTERNATIONAL EQUITY       GROWTH AND INCOME         AST JANCAP GROWTH
                                                       ---------------------   -----------------------   ------------------------
                                                         1999        1998         1999         1998         1999          1998
                                                       ---------   ---------   ----------   ----------   -----------   ----------
FROM OPERATIONS
   Net investment income (loss)......................  $     970   $   3,273   $   14,653   $   13,889   $     5,220   $    3,392
   Net realized gain (loss) on investments...........     94,950      35,882      171,133       64,048       477,448      125,145
   Net change in unrealized appreciation
     (depreciation) on investments...................    209,949      42,465        9,189       47,175     1,482,720    1,055,349
                                                       ---------   ---------   ----------   ----------   -----------   ----------
     Net Increase (Decrease) in Net Assets from
       Operations....................................    305,869      81,620      194,975      125,112     1,965,388    1,183,886
                                                       ---------   ---------   ----------   ----------   -----------   ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends to shareholders from net investment
     income..........................................         --     (13,084)     (13,889)     (11,541)           --       (5,171)
   Distributions to shareholders from capital
     gains...........................................    (40,173)    (38,174)     (65,834)     (50,708)     (130,343)     (82,896)
                                                       ---------   ---------   ----------   ----------   -----------   ----------
     Total Dividends and Distributions to
       Shareholders..................................    (40,173)    (51,258)     (79,723)     (62,249)     (130,343)     (88,067)
                                                       ---------   ---------   ----------   ----------   -----------   ----------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold.........................    466,738     185,700      593,376      270,381     2,869,466    1,505,748
   Net asset value of shares issued in reinvestment
     of dividends and distributions..................     40,173      51,257       79,723       62,249       130,343       88,067
   Cost of shares redeemed...........................   (499,556)   (182,128)    (471,954)    (150,570)   (2,166,734)    (945,578)
                                                       ---------   ---------   ----------   ----------   -----------   ----------
     Increase (Decrease) in Net Assets from Capital
       Share Transactions............................      7,355      54,829      201,145      182,060       833,075      648,237
                                                       ---------   ---------   ----------   ----------   -----------   ----------
       Total Increase (Decrease) in Net Assets.......    273,051      85,191      316,397      244,923     2,668,120    1,744,056
NET ASSETS
   Beginning of Period...............................    497,461     412,270    1,181,909      936,986     3,255,658    1,511,602
                                                       ---------   ---------   ----------   ----------   -----------   ----------
   End of Period.....................................  $ 770,512   $ 497,461   $1,498,306   $1,181,909   $ 5,923,778   $3,255,658
                                                       =========   =========   ==========   ==========   ===========   ==========
SHARES ISSUED AND REDEEMED
   Shares sold.......................................     19,802       8,691       26,751       13,210        68,510       53,163
   Shares issued in reinvestment of dividends and
     distributions...................................      1,887       2,483        3,891        3,057         3,397        3,601
   Shares redeemed...................................    (21,118)     (8,600)     (21,409)      (7,400)      (52,595)     (34,087)
                                                       ---------   ---------   ----------   ----------   -----------   ----------
     Net Increase (Decrease) in Shares Outstanding...        571       2,574        9,233        8,867        19,312       22,677
                                                       =========   =========   ==========   ==========   ===========   ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.


---------------------------------------------------------------------------------------------------------------------
                                                      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
                            AST NEUBERGER BERMAN                              AST FEDERATED         AST ROWE PRICE
    AST MONEY MARKET            MID-CAP VALUE        AST AIM BALANCED          HIGH YIELD          ASSET ALLOCATION
-------------------------   ---------------------   -------------------   ---------------------   -------------------
   1999          1998         1999        1998        1999       1998       1999        1998        1999       1998
-----------   -----------   ---------   ---------   --------   --------   ---------   ---------   --------   --------
$    71,758   $    46,464   $   2,177   $   3,830   $ 10,135   $  9,873   $  57,676   $  46,298   $ 10,648   $  7,245
          8           106      (1,550)      7,804     37,486     31,535      (7,097)      4,047      3,891        214
         --            --      (4,592)    (11,166)    37,287      4,938     (38,643)    (38,540)    25,492     38,790
-----------   -----------   ---------   ---------   --------   --------   ---------   ---------   --------   --------
     71,766        46,570      (3,965)        468     84,908     46,346      11,936      11,805     40,031     46,249
-----------   -----------   ---------   ---------   --------   --------   ---------   ---------   --------   --------
    (71,758)      (46,464)     (3,830)     (4,404)    (9,982)    (9,278)    (46,298)    (27,616)    (7,355)    (4,836)
       (106)          (61)     (8,712)    (16,269)   (33,245)   (21,696)     (4,074)     (1,507)      (104)      (930)
-----------   -----------   ---------   ---------   --------   --------   ---------   ---------   --------   --------
    (71,864)      (46,525)    (12,542)    (20,673)   (43,227)   (30,974)    (50,372)    (29,123)    (7,459)    (5,766)
-----------   -----------   ---------   ---------   --------   --------   ---------   ---------   --------   --------
  9,162,968     3,991,163     648,383     190,527     58,331     35,841     351,076     347,227    127,050    103,937
     67,429        45,987      12,542      20,673     43,228     30,974      50,372      29,123      7,459      5,767
 (7,788,875)   (3,829,350)   (252,003)   (120,170)   (53,004)   (30,443)   (334,904)   (197,772)   (63,736)   (19,065)
-----------   -----------   ---------   ---------   --------   --------   ---------   ---------   --------   --------
  1,441,522       207,800     408,922      91,030     48,555     36,372      66,544     178,578     70,773     90,639
-----------   -----------   ---------   ---------   --------   --------   ---------   ---------   --------   --------
  1,441,424       207,845     392,415      70,825     90,236     51,744      28,108     161,260    103,345    131,122
    967,733       759,888     271,968     201,143    409,335    357,591     595,680     434,420    344,197    213,075
-----------   -----------   ---------   ---------   --------   --------   ---------   ---------   --------   --------
$ 2,409,157   $   967,733   $ 664,383   $ 271,968   $499,571   $409,335   $ 623,788   $ 595,680   $447,542   $344,197
===========   ===========   =========   =========   ========   ========   =========   =========   ========   ========
  9,162,968     3,991,163      47,274      14,882      4,301      2,666      28,958      27,343      7,183      6,425
     67,429        45,987         999       1,531      3,442      2,361       4,212       2,302        438        371
 (7,788,875)   (3,829,350)    (19,055)     (9,030)    (3,934)    (2,282)    (27,931)    (15,704)    (3,583)    (1,181)
-----------   -----------   ---------   ---------   --------   --------   ---------   ---------   --------   --------
  1,441,522       207,800      29,218       7,383      3,809      2,745       5,239      13,941      4,038      5,615
===========   ===========   =========   =========   ========   ========   =========   =========   ========   ========

--------------------------------------------------------------------------------


AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                         ------------------------------------------------------------------------
                                                                                        PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                            AST PIMCO TOTAL         AST INVESCO EQUITY      AST JANUS SMALL-CAP
                                                              RETURN BOND                 INCOME                   GROWTH
                                                         ----------------------   ----------------------   ----------------------
                                                            1999        1998         1999        1998         1999        1998
                                                         ----------   ---------   ----------   ---------   ----------   ---------
FROM OPERATIONS
   Net investment income (loss)........................  $   54,418   $  38,448   $   20,214   $  15,417   $   (2,537)  $  (1,352)
   Net realized gain (loss) on investments.............     (28,885)     33,856       78,862      24,041      145,207      (5,942)
   Net change in unrealized appreciation (depreciation)
     on investments....................................     (35,986)     (6,318)       2,582      50,324      550,645      21,943
                                                         ----------   ---------   ----------   ---------   ----------   ---------
     Net Increase (Decrease) in Net Assets from
       Operations......................................     (10,453)     65,986      101,658      89,782      693,315      14,649
                                                         ----------   ---------   ----------   ---------   ----------   ---------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends to shareholders from net investment
     income............................................     (40,382)    (26,514)     (15,474)    (12,093)          --          --
   Distributions to shareholders from capital gains....     (29,828)    (12,394)     (23,985)    (30,573)          --     (12,821)
                                                         ----------   ---------   ----------   ---------   ----------   ---------
     Total Dividends and Distributions to
       Shareholders....................................     (70,210)    (38,908)     (39,459)    (42,666)          --     (12,821)
                                                         ----------   ---------   ----------   ---------   ----------   ---------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold...........................     406,569     443,436      375,408     341,838      917,746     112,086
   Net asset value of shares issued in reinvestment of
     dividends and distributions.......................      70,210      38,909       39,458      42,666           --      12,821
   Cost of shares redeemed.............................    (286,850)   (185,026)    (260,483)   (202,243)    (453,697)   (119,146)
                                                         ----------   ---------   ----------   ---------   ----------   ---------
     Increase (Decrease) in Net Assets from Capital
       Share Transactions..............................     189,929     297,319      154,383     182,261      464,049       5,761
                                                         ----------   ---------   ----------   ---------   ----------   ---------
       Total Increase (Decrease) in Net Assets.........     109,266     324,397      216,582     229,377    1,157,364       7,589
NET ASSETS
   Beginning of Period.................................     896,497     572,100      831,482     602,105      285,847     278,258
                                                         ----------   ---------   ----------   ---------   ----------   ---------
   End of Period.......................................  $1,005,763   $ 896,497   $1,048,064   $ 831,482   $1,443,211   $ 285,847
                                                         ==========   =========   ==========   =========   ==========   =========
SHARES ISSUED AND REDEEMED
   Shares sold.........................................      36,437      38,021       20,846      20,510       37,569       7,069
   Shares issued in reinvestment of dividends and
     distributions.....................................       6,394       3,502        2,329       2,613           --         706
   Shares redeemed.....................................     (25,872)    (15,740)     (14,501)    (12,079)     (19,931)     (7,164)
                                                         ----------   ---------   ----------   ---------   ----------   ---------
     Net Increase (Decrease) in Shares Outstanding.....      16,959      25,783        8,674      11,044       17,638         611
                                                         ==========   =========   ==========   =========   ==========   =========

--------------------------------------------------------------------------------
See Notes to Financial Statements.


-----------------------------------------------------------------------------------------------------------------
                                                    PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
  AST T. ROWE PRICE      AST T. ROWE PRICE    AST NEUBERGER BERMAN                             AST T. ROWE PRICE
INTERNATIONAL EQUITY    INTERNATIONAL BOND       MID-CAP GROWTH       AST FOUNDERS PASSPORT    NATURAL RESOURCES
---------------------   -------------------   ---------------------   ---------------------   -------------------
  1999        1998        1999       1998       1999        1998        1999        1998        1999       1998
---------   ---------   --------   --------   ---------   ---------   ---------   ---------   --------   --------
$   2,133   $   2,796   $  5,163   $  6,722   $  (1,935)  $    (717)  $    (654)  $     393   $  1,045   $  1,098
   47,755      23,255     (3,742)     4,529      13,781      19,756      60,896          71     (1,413)     8,533
   83,119      39,900    (14,013)     8,056     118,263      28,800      36,077      12,484     20,106    (20,469)
---------   ---------   --------   --------   ---------   ---------   ---------   ---------   --------   --------
  133,007      65,951    (12,592)    19,307     130,109      47,839      96,319      12,948     19,738    (10,838)
---------   ---------   --------   --------   ---------   ---------   ---------   ---------   --------   --------
   (3,236)     (5,390)    (9,278)      (440)         --        (122)       (228)       (249)    (1,049)    (1,033)
  (21,765)     (8,769)    (2,979)    (1,035)    (19,893)    (34,532)       (256)         --     (8,637)    (6,254)
---------   ---------   --------   --------   ---------   ---------   ---------   ---------   --------   --------
  (25,001)    (14,159)   (12,257)    (1,475)    (19,893)    (34,654)       (484)       (249)    (9,686)    (7,287)
---------   ---------   --------   --------   ---------   ---------   ---------   ---------   --------   --------
  603,613     376,940     48,898     34,101     202,094     183,164     141,040     111,816     98,060     23,994
   25,001      14,158     12,257      1,475      19,893      34,654         484         249      9,685      7,287
 (691,957)   (435,185)   (46,135)   (35,843)   (199,670)   (154,261)   (139,959)   (122,705)   (89,698)   (50,984)
---------   ---------   --------   --------   ---------   ---------   ---------   ---------   --------   --------
  (63,343)    (44,087)    15,020       (267)     22,317      63,557       1,565     (10,640)    18,047    (19,703)
---------   ---------   --------   --------   ---------   ---------   ---------   ---------   --------   --------
   44,663       7,705     (9,829)    17,565     132,533      76,742      97,400       2,059     28,099    (37,828)
  472,161     464,456    147,973    130,408     261,792     185,050     119,997     117,938     74,126    111,954
---------   ---------   --------   --------   ---------   ---------   ---------   ---------   --------   --------
$ 516,824   $ 472,161   $138,144   $147,973   $ 394,325   $ 261,792   $ 217,397   $ 119,997   $102,225   $ 74,126
=========   =========   ========   ========   =========   =========   =========   =========   ========   ========
   46,058      29,768      4,970      3,207      11,881      11,663       8,649       8,699      7,786      1,743
    2,034       1,115      1,233        144       1,303       2,141          38          20        988        527
  (52,356)    (34,036)    (4,723)    (3,340)    (11,944)     (9,777)     (9,064)     (9,531)    (7,197)    (3,762)
---------   ---------   --------   --------   ---------   ---------   ---------   ---------   --------   --------
   (4,264)     (3,153)     1,480         11       1,240       4,027        (377)       (812)     1,577     (1,492)
=========   =========   ========   ========   =========   =========   =========   =========   ========   ========

--------------------------------------------------------------------------------


AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                           ----------------------------------------------------------------------
                                                                                         PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                             AST PIMCO LIMITED        AST OPPENHEIMER        AST JANUS OVERSEAS
                                                               MATURITY BOND         LARGE-CAP GROWTH              GROWTH
                                                           ---------------------   ---------------------   ----------------------
                                                             1999        1998        1999        1998         1999        1998
                                                           ---------   ---------   ---------   ---------   ----------   ---------
FROM OPERATIONS
   Net investment income (loss)..........................  $  21,139   $  18,063   $  (1,417)  $  (1,873)  $   (1,485)  $   1,404
   Net realized gain (loss) on investments...............     (1,892)      1,116      32,038      38,928       30,229     (25,436)
   Net change in unrealized appreciation (depreciation)
     on investments......................................     (5,992)     (1,794)     60,401      27,050      629,896      75,820
                                                           ---------   ---------   ---------   ---------   ----------   ---------
     Net Increase (Decrease) in Net Assets from
       Operations........................................     13,255      17,385      91,022      64,105      658,640      51,788
                                                           ---------   ---------   ---------   ---------   ----------   ---------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends to shareholders from net investment
     income..............................................    (18,691)    (14,378)         --          --           --      (1,265)
   Distributions to shareholders from capital gains......         --          --     (33,503)         --           --          --
                                                           ---------   ---------   ---------   ---------   ----------   ---------
     Total Dividends and Distributions to Shareholders...    (18,691)    (14,378)    (33,503)         --           --      (1,265)
                                                           ---------   ---------   ---------   ---------   ----------   ---------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold.............................    176,908     169,835      82,279     115,467    1,127,067     627,893
   Net asset value of shares issued in reinvestment of
     dividends and distributions.........................     18,691      14,379      33,504          --           --       1,265
   Cost of shares redeemed...............................   (133,266)   (126,156)   (109,772)   (114,296)    (841,868)   (328,180)
                                                           ---------   ---------   ---------   ---------   ----------   ---------
     Increase (Decrease) in Net Assets from Capital Share
       Transactions......................................     62,333      58,058       6,011       1,171      285,199     300,978
                                                           ---------   ---------   ---------   ---------   ----------   ---------
       Total Increase (Decrease) in Net Assets...........     56,897      61,065      63,530      65,276      943,839     351,501
NET ASSETS
   Beginning of Period...................................    349,707     288,642     300,924     235,648      607,206     255,705
                                                           ---------   ---------   ---------   ---------   ----------   ---------
   End of Period.........................................  $ 406,604   $ 349,707   $ 364,454   $ 300,924   $1,551,045   $ 607,206
                                                           =========   =========   =========   =========   ==========   =========
SHARES ISSUED AND REDEEMED
   Shares sold...........................................     16,533      15,604       5,458       8,359       73,126      47,356
   Shares issued in reinvestment of dividends and
     distributions.......................................      1,783       1,360       2,396          --           --          98
   Shares redeemed.......................................    (12,347)    (11,604)     (7,346)     (8,303)     (55,526)    (24,800)
                                                           ---------   ---------   ---------   ---------   ----------   ---------
     Net Increase (Decrease) in Shares Outstanding.......      5,969       5,360         508          56       17,600      22,654
                                                           =========   =========   =========   =========   ==========   =========

--------------------------------------------------------------------------------
See Notes to Financial Statements.


-----------------------------------------------------------------------------------------------
                                           PORTFOLIO
-----------------------------------------------------------------------------------------------
AST AMERICAN CENTURY    AST AMERICAN CENTURY   AST AMERICAN CENTURY    AST T. ROWE PRICE SMALL
   INCOME & GROWTH       STRATEGIC BALANCED    INTERNATIONAL GROWTH         COMPANY VALUE
---------------------   --------------------   ---------------------   ------------------------
  1999        1998        1999        1998       1999        1998         1999          1998
---------   ---------   ---------   --------   ---------   ---------   -----------   ----------
$  2,121    $  1,630    $  3,184    $   861    $   (318)   $     59     $   1,805     $  2,513
  20,971       8,830      12,632        245       7,972      (1,418)       14,768         (545)
  31,045       6,641       4,767     10,684      53,802       6,892       (16,127)     (38,214)
--------    --------    --------    -------    --------    --------     ---------     --------
  54,137      17,101      20,583     11,790      61,456       5,533           446      (36,246)
--------    --------    --------    -------    --------    --------     ---------     --------
  (1,630)       (686)       (936)      (233)         --         (66)       (2,399)        (946)
  (9,176)     (1,892)        (24)        --        (596)         --            --       (1,025)
--------    --------    --------    -------    --------    --------     ---------     --------
 (10,806)     (2,578)       (960)      (233)       (596)        (66)       (2,399)      (1,971)
--------    --------    --------    -------    --------    --------     ---------     --------
 146,857      79,616     117,755     56,082      98,779      91,526       129,871      223,838
  10,806       2,578         960        233         596          66         2,399        1,971
 (30,235)    (24,284)    (12,633)    (5,776)    (83,742)    (52,451)     (172,896)     (83,416)
--------    --------    --------    -------    --------    --------     ---------     --------
 127,428      57,910     106,082     50,539      15,633      39,141       (40,626)     142,393
--------    --------    --------    -------    --------    --------     ---------     --------
 170,759      72,433     125,705     62,096      76,493      44,608       (42,579)     104,176
 189,871     117,438      91,043     28,947      77,733      33,125       304,072      199,896
--------    --------    --------    -------    --------    --------     ---------     --------
$360,630    $189,871    $216,748    $91,043    $154,226    $ 77,733     $ 261,493     $304,072
========    ========    ========    =======    ========    ========     =========     ========
  10,285       6,243       8,308      4,561       6,699       6,818        11,553       17,995
     844         202          69         20          44           5           233          146
  (2,180)     (1,954)       (875)      (469)     (5,549)     (4,008)      (15,422)      (7,075)
--------    --------    --------    -------    --------    --------     ---------     --------
   8,949       4,491       7,502      4,112       1,194       2,815        (3,636)      11,066
========    ========    ========    =======    ========    ========     =========     ========

--------------------------------------------------------------------------------


AMERICAN SKANDIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31,
(AMOUNTS IN THOUSANDS)

                                                                ----------------------------------------------------
                                                                                     PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
                                                                   AST MARSICO CAPITAL          AST COHEN & STEERS
                                                                         GROWTH                       REALTY
                                                                -------------------------      ---------------------
                                                                   1999           1998           1999        1998(1)
                                                                ----------      ---------      --------      -------
FROM OPERATIONS
   Net investment income (loss).............................    $   (2,610)     $     429      $  2,446      $ 1,087
   Net realized gain (loss) on investments..................        53,167         (6,211)       (2,514)        (679)
   Net change in unrealized appreciation (depreciation) on
     investments............................................       478,644         86,973          (181)      (4,597)
                                                                ----------      ---------      --------      -------
     Net Increase (Decrease) in Net Assets from
       Operations...........................................       529,201         81,191          (249)      (4,189)
                                                                ----------      ---------      --------      -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Dividends to shareholders from net investment income.....          (400)            (6)         (956)          --
   Distributions to shareholders from capital gains.........          (476)            --            --           --
                                                                ----------      ---------      --------      -------
     Total Dividends and Distributions to Shareholders......          (876)            (6)         (956)          --
                                                                ----------      ---------      --------      -------
CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold................................       922,808        609,599        55,613       43,323
   Net asset value of shares issued in reinvestment of
     dividends and distributions............................           876              6           956           --
   Cost of shares redeemed..................................      (323,239)      (103,123)      (31,692)      (6,109)
                                                                ----------      ---------      --------      -------
     Increase (Decrease) in Net Assets from Capital Share
       Transactions.........................................       600,445        506,482        24,877       37,214
                                                                ----------      ---------      --------      -------
       Total Increase (Decrease) in Net Assets..............     1,128,770        587,667        23,672       33,025
NET ASSETS
   Beginning of Period......................................       594,966          7,299        33,025           --
                                                                ----------      ---------      --------      -------
   End of Period............................................    $1,723,736      $ 594,966      $ 56,697      $33,025
                                                                ==========      =========      ========      =======
SHARES ISSUED AND REDEEMED
   Shares sold..............................................        57,115         49,747         6,510        4,659
   Shares issued in reinvestment of dividends and
     distributions..........................................            59              1           117           --
   Shares redeemed..........................................       (19,397)        (8,577)       (3,773)        (730)
                                                                ----------      ---------      --------      -------
     Net Increase (Decrease) in Shares Outstanding..........        37,777         41,171         2,854        3,929
                                                                ==========      =========      ========      =======

--------------------------------------------------------------------------------
(1) Commenced operations on January 2, 1998.
(2) Commenced operations on January 4, 1999.
(3) Commenced operations on October 18, 1999.

See Notes to Financial Statements.


-------------------------------------------------------------------------------------------------------------------------
                                                        PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                                                                           AST MFS GROWTH
AST LORD ABBETT SMALL     AST BANKERS TRUST         AST KEMPER        AST MFS GLOBAL     AST MFS GROWTH     WITH INCOME
      CAP VALUE           MANAGED INDEX 500      SMALL-CAP GROWTH    EQUITY PORTFOLIO      PORTFOLIO         PORTFOLIO
---------------------   ---------------------    ----------------    ----------------    --------------    --------------
  1999       1998(1)      1999       1998(1)         1999(2)             1999(3)            1999(3)           1999(3)
---------   ---------   ---------   ---------    ----------------    ----------------    --------------    --------------
$   (202)   $    (45)   $   3,516   $   1,358       $  (2,787)            $    1            $     3            $   11
     255      (2,539)      40,358       3,968          51,910                  2                 (6)               (3)
   5,624         530       47,244      28,613         335,901                105                370               274
--------    --------    ---------   ---------       ---------             ------            -------            ------
   5,677      (2,054)      91,118      33,939         385,024                108                367               282
--------    --------    ---------   ---------       ---------             ------            -------            ------
      --          --       (1,358)         --              --                 --                 --                --
      --          --       (9,219)         --              --                 --                 --                --
--------    --------    ---------   ---------       ---------             ------            -------            ------
      --          --      (10,577)         --              --                 --                 --                --
--------    --------    ---------   ---------       ---------             ------            -------            ------
  70,629      55,415      624,369     399,894         876,431              1,309              5,575             8,585
      --          --       10,577          --              --                 --                 --                --
 (43,902)    (11,573)    (371,471)   (144,282)       (419,471)              (126)            (1,074)             (110)
--------    --------    ---------   ---------       ---------             ------            -------            ------
  26,727      43,842      263,475     255,612         456,960              1,183              4,501             8,475
--------    --------    ---------   ---------       ---------             ------            -------            ------
  32,404      41,788      344,016     289,551         841,984              1,291              4,868             8,757
  41,788          --      289,551          --              --                 --                 --                --
--------    --------    ---------   ---------       ---------             ------            -------            ------
$ 74,192    $ 41,788    $ 633,567   $ 289,551       $ 841,984             $1,291            $ 4,868            $8,757
========    ========    =========   =========       =========             ======            =======            ======
   6,842       5,384       46,867      35,658          95,259                129                535               843
      --          --          847          --              --                 --                 --                --
  (4,199)     (1,203)     (28,014)    (13,000)        (41,240)               (12)              (104)              (11)
--------    --------    ---------   ---------       ---------             ------            -------            ------
   2,643       4,181       19,700      22,658          54,019                117                431               832
========    ========    =========   =========       =========             ======            =======            ======

--------------------------------------------------------------------------------


AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

-----------------------------------------------------------------------------------------------------------------------------------
                                                            INCREASE (DECREASE) FROM
                                                             INVESTMENT OPERATIONS                     LESS DISTRIBUTIONS
                                                     --------------------------------------   -------------------------------------
                                         NET ASSET      NET
                              YEAR         VALUE     INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET    FROM NET
                             ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT   INVESTMENT   REALIZED       TOTAL
       PORTFOLIO          DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS     INCOME      GAINS     DISTRIBUTIONS
------------------------  ------------   ---------   ----------   ------------   ----------   ----------   --------   -------------
AST AIM                       1999        $22.67      $  0.05       $ 13.36       $ 13.41      $     --    $  (1.85)    $  (1.85)
  International Equity        1998         21.29         0.20          3.81          4.01         (0.67)      (1.96)       (2.63)
                              1997         19.22         0.36          2.96          3.32         (0.30)      (0.95)       (1.25)
                              1996         18.20         0.16          1.55          1.71         (0.32)      (0.37)       (0.69)
                              1995         17.61         0.14          1.44          1.58            --       (0.99)       (0.99)
AST Lord Abbett               1999        $21.68      $  0.23       $  3.04       $  3.27      $  (0.25)   $  (1.20)    $  (1.45)
  Growth and Income           1998         20.53         0.25          2.23          2.48         (0.25)      (1.08)       (1.33)
                              1997         17.17         0.24          3.76          4.00         (0.23)      (0.41)       (0.64)
                              1996         14.98         0.23          2.48          2.71         (0.17)      (0.35)       (0.52)
                              1995         12.00         0.16          3.22          3.38         (0.20)      (0.20)       (0.40)
AST JanCap Growth             1999        $37.00      $  0.05       $ 19.65       $ 19.70      $     --    $  (1.49)    $  (1.49)
                              1998         23.15         0.04         15.10         15.14         (0.08)      (1.21)       (1.29)
                              1997         18.79         0.06          5.16          5.22         (0.05)      (0.81)       (0.86)
                              1996         15.40         0.02          4.19          4.21         (0.02)      (0.80)       (0.82)
                              1995         11.22         0.06          4.18          4.24         (0.06)         --        (0.06)
AST Money Market              1999        $ 1.00      $0.0449       $0.0001       $0.0450      $(0.0449)   $(0.0001)    $(0.0450)
                              1998          1.00       0.0502        0.0002        0.0504       (0.0502)    (0.0002)     (0.0504)
                              1997          1.00       0.0507        0.0002        0.0509       (0.0507)    (0.0002)     (0.0509)
                              1996          1.00       0.0492        0.0005        0.0497       (0.0492)    (0.0005)     (0.0497)
                              1995          1.00       0.0494            --        0.0494       (0.0494)         --      (0.0494)
AST Neuberger Berman          1999        $13.16      $  0.10       $  0.60       $  0.70      $  (0.24)   $  (0.30)    $  (0.54)
  Mid-Cap Value               1998         15.15         0.21         (0.52)        (0.31)        (0.36)      (1.32)       (1.68)
                              1997         12.83         0.32          2.87          3.19         (0.36)      (0.51)       (0.87)
                              1996         11.94         0.36          0.97          1.33         (0.44)         --        (0.44)
                              1995          9.87         0.40          2.09          2.49         (0.42)         --        (0.42)
AST AIM Balanced              1999        $14.13      $  0.32       $  2.30       $  2.62      $  (0.35)   $  (1.16)    $  (1.51)
                              1998         13.64         0.34          1.31          1.65         (0.35)      (0.81)       (1.16)
                              1997         13.19         0.33          1.85          2.18         (0.31)      (1.42)       (1.73)
                              1996         12.53         0.32          1.02          1.34         (0.25)      (0.43)       (0.68)
                              1995         10.49         0.26          2.06          2.32         (0.28)         --        (0.28)

------------------------  ---------

                          NET ASSET
                            VALUE
                             END
       PORTFOLIO          OF PERIOD
------------------------  ---------
AST AIM                    $34.23
  International Equity      22.67
                            21.29
                            19.22
                            18.20
AST Lord Abbett            $23.50
  Growth and Income         21.68
                            20.53
                            17.17
                            14.98
AST JanCap Growth          $55.21
                            37.00
                            23.15
                            18.79
                            15.40
AST Money Market           $ 1.00
                             1.00
                             1.00
                             1.00
                             1.00
AST Neuberger Berman       $13.32
  Mid-Cap Value             13.16
                            15.15
                            12.83
                            11.94
AST AIM Balanced           $15.24
                            14.13
                            13.64
                            13.19
                            12.53

--------------------------------------------------------------------------------
 (1) Annualized.

 * For 1999, includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan, as described in Note 3 to the Financial Statements.

See Notes to Financial Statements.


---------------------------------------------------------------------------------------------
                                                RATIOS OF EXPENSES
          SUPPLEMENTAL DATA                   TO AVERAGE NET ASSETS*
--------------------------------------   --------------------------------
                                         AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
             NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
    TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
    RETURN    (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT       NET ASSETS
    ------   -------------   ---------   --------------   ---------------   -----------------
    64.13%    $  770,512       159%           1.18%            1.18%              0.18%
    20.10%       497,461       117%           1.13%            1.13%              0.69%
    18.15%       412,270       116%           1.15%            1.15%              1.04%
     9.65%       346,211       124%           1.16%            1.26%              0.88%
    10.00%       268,056        59%           1.17%            1.27%              0.88%
    16.09%    $1,498,306        69%           0.92%            0.94%              1.09%
    12.48%     1,181,909        78%           0.91%            0.91%              1.32%
    23.92%       936,986        41%           0.93%            0.93%              1.60%
    18.56%       530,497        43%           0.97%            0.97%              1.92%
    28.91%       288,749        50%           0.99%            0.99%              2.50%
    55.01%    $5,923,778        35%           1.00%            1.04%              0.12%
    68.26%     3,255,658        42%           1.02%            1.04%              0.16%
    28.66%     1,511,602        94%           1.07%            1.08%              0.24%
    28.36%       892,324        79%           1.10%            1.10%              0.25%
    37.98%       431,321       113%           1.12%            1.12%              0.51%
     4.60%    $2,409,157        N/A           0.60%            0.65%              4.52%
     5.14%       967,733        N/A           0.60%            0.66%              4.99%
     5.18%       759,888        N/A           0.60%            0.69%              5.06%
     5.08%       549,470        N/A           0.60%            0.71%              4.87%
     5.05%       344,225        N/A           0.60%            0.72%              5.38%
     5.67%    $  664,383       176%           1.13%            1.13%              0.39%
    (2.33%)      271,968       208%           1.05%            1.05%              1.83%
    26.42%       201,143        91%           0.90%            0.90%              3.34%
    11.53%       123,138        81%           0.93%            0.93%              3.14%
    26.13%       107,399        71%           0.93%            0.93%              4.58%
    20.85%    $  499,571       154%           1.00%            1.00%              2.37%
    12.86%       409,335       139%           1.00%            1.00%              2.55%
    18.28%       357,591       170%           1.03%            1.03%              2.81%
    11.23%       286,479       276%           0.94%            0.94%              2.66%
    22.60%       255,206       161%           0.94%            0.94%              3.28%

--------------------------------------------------------------------------------


AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------------------
                                                             INCREASE (DECREASE) FROM
                                                              INVESTMENT OPERATIONS
                                                      --------------------------------------
                                          NET ASSET      NET
                               YEAR         VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                              ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT
        PORTFOLIO          DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS
-------------------------  ------------   ---------   ----------   ------------   ----------
AST Federated High Yield       1999        $12.65       $ 1.03        $(0.77)       $ 0.26
                               1998         13.11         0.91         (0.57)         0.34
                               1997         12.13         0.75          0.83          1.58
                               1996         11.14         0.56          0.90          1.46
                               1995          9.69         0.38          1.46          1.84
AST T. Rowe Price              1999        $17.47       $ 0.44        $ 1.32        $ 1.76
  Asset Allocation             1998         15.13         0.35          2.38          2.73
                               1997         13.27         0.33          2.03          2.36
                               1996         12.01         0.27          1.28          1.55
                               1995          9.94         0.26          2.02          2.28
AST PIMCO Total                1999        $12.02       $ 0.58        $(0.71)       $(0.13)
  Return Bond                  1998         11.72         0.49          0.56          1.05
                               1997         11.11         0.48          0.58          1.06
                               1996         11.34         0.46         (0.10)         0.36
                               1995          9.75         0.25          1.55          1.80
AST INVESCO Equity             1999        $17.50       $ 0.36        $ 1.61        $ 1.97
  Income                       1998         16.51         0.31          1.81          2.12
                               1997         13.99         0.31          2.84          3.15
                               1996         12.50         0.27          1.79          2.06
                               1995          9.75         0.25          2.65          2.90
AST Janus Small-Cap            1999        $17.61       $(0.03)       $25.03        $25.00
  Growth                       1998         17.81        (0.08)         0.73          0.65
                               1997         16.80        (0.05)         1.06          1.01
                               1996         14.25        (0.03)         2.85          2.82
                               1995         10.84        (0.04)         3.54          3.50
AST T. Rowe Price              1999        $13.39       $ 0.06        $ 3.95        $ 4.01
  International Equity         1998         12.09         0.08          1.59          1.67
                               1997         12.07         0.09          0.08          0.17
                               1996         10.65         0.06          1.44          1.50
                               1995          9.62         0.07          0.99          1.06
AST T. Rowe Price              1999        $11.46       $ 0.33        $(1.25)       $(0.92)
  International Bond           1998         10.11         0.52          0.94          1.46
                               1997         10.90         0.20         (0.57)        (0.37)
                               1996         10.60         0.23          0.38          0.61
                               1995          9.68         0.31          0.75          1.06

-------------------------  -------------------------------------------------

                                    LESS DISTRIBUTIONS
                           -------------------------------------
                                                                   NET ASSET
                            FROM NET    FROM NET                     VALUE
                           INVESTMENT   REALIZED       TOTAL          END
        PORTFOLIO            INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------  ----------   --------   -------------   ---------
AST Federated High Yield     $(0.91)     $(0.08)      $(0.99)       $11.92
                              (0.76)      (0.04)       (0.80)        12.65
                              (0.54)      (0.06)       (0.60)        13.11
                              (0.47)         --        (0.47)        12.13
                              (0.39)         --        (0.39)        11.14
AST T. Rowe Price            $(0.36)     $(0.01)      $(0.37)       $18.86
  Asset Allocation            (0.33)      (0.06)       (0.39)        17.47
                              (0.26)      (0.24)       (0.50)        15.13
                              (0.25)      (0.04)       (0.29)        13.27
                              (0.21)         --        (0.21)        12.01
AST PIMCO Total              $(0.52)     $(0.38)      $(0.90)       $10.99
  Return Bond                 (0.51)      (0.24)       (0.75)        12.02
                              (0.45)         --        (0.45)        11.72
                              (0.28)      (0.31)       (0.59)        11.11
                              (0.21)         --        (0.21)        11.34
AST INVESCO Equity           $(0.32)     $(0.50)      $(0.82)       $18.65
  Income                      (0.32)      (0.81)       (1.13)        17.50
                              (0.26)      (0.37)       (0.63)        16.51
                              (0.24)      (0.33)       (0.57)        13.99
                              (0.15)         --        (0.15)        12.50
AST Janus Small-Cap          $   --      $   --       $   --        $42.61
  Growth                         --       (0.85)       (0.85)        17.61
                                 --          --           --         17.81
                                 --       (0.27)       (0.27)        16.80
                              (0.09)         --        (0.09)        14.25
AST T. Rowe Price            $(0.09)     $(0.64)      $(0.73)       $16.67
  International Equity        (0.14)      (0.23)       (0.37)        13.39
                              (0.07)      (0.08)       (0.15)        12.09
                              (0.08)         --        (0.08)        12.07
                              (0.01)      (0.02)       (0.03)        10.65
AST T. Rowe Price            $(0.71)     $(0.23)      $(0.94)       $ 9.60
  International Bond          (0.03)      (0.08)       (0.11)        11.46
                              (0.16)      (0.26)       (0.42)        10.11
                              (0.14)      (0.17)       (0.31)        10.90
                              (0.14)         --        (0.14)        10.60

--------------------------------------------------------------------------------

 * For 1999, includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan, as described in Note 3 to the Financial Statements.

See Notes to Financial Statements.


----------------------------------------------------------------------------------------------
                                                 RATIOS OF EXPENSES
             SUPPLEMENTAL DATA                 TO AVERAGE NET ASSETS*
    -----------------------------------   --------------------------------
                                          AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
              NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
     TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
    RETURN     (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT       NET ASSETS
    -------   -------------   ---------   --------------   ---------------   -----------------
      2.00%    $  623,788        39%           0.94%            0.94%               9.09%
      2.61%       595,680        36%           0.95%            0.95%               8.64%
     13.59%       434,420        28%           0.98%            0.98%               8.83%
     13.58%       205,262        43%           1.03%            1.03%               8.02%
     19.57%        83,692        30%           1.11%            1.11%               8.72%
     10.28%    $  447,542        17%           1.07%            1.07%               2.65%
     18.36%       344,197         8%           1.09%            1.09%               2.70%
     18.40%       213,075        10%           1.13%            1.13%               2.95%
     13.14%       120,149        31%           1.20%            1.20%               3.02%
     23.36%        59,399        18%           1.25%            1.29%               3.53%
     (1.09%)   $1,005,763       227%           0.82%            0.82%               5.46%
      9.46%       896,497       231%           0.83%            0.83%               5.24%
      9.87%       572,100       320%           0.86%            0.86%               5.56%
      3.42%       360,010       403%           0.89%            0.89%               5.38%
     18.78%       225,335       124%           0.89%            0.89%               5.95%
     11.74%    $1,048,064        76%           0.93%            0.93%               2.10%
     13.34%       831,482        67%           0.93%            0.93%               2.17%
     23.33%       602,105        73%           0.95%            0.95%               2.54%
     17.09%       348,680        58%           0.98%            0.98%               2.83%
     30.07%       176,716        89%           0.98%            0.98%               3.34%
    141.96%    $1,443,211       116%           1.08%            1.08%              (0.46%)
      3.49%       285,847       100%           1.12%            1.12%              (0.53%)
      6.01%       278,258        77%           1.13%            1.13%              (0.32%)
     20.05%       220,068        69%           1.16%            1.16%              (0.38%)
     32.56%        90,460        68%           1.22%            1.22%              (0.28%)
     31.95%    $  516,824        29%           1.26%            1.26%               0.47%
     14.03%       472,161        32%           1.25%            1.25%               0.60%
      1.36%       464,456        19%           1.26%            1.26%               0.71%
     14.17%       402,559        11%           1.30%            1.30%               0.84%
     11.09%       195,667        17%           1.33%            1.33%               1.03%
     (8.33%)   $  138,144       106%           1.11%            1.11%               3.51%
     14.72%       147,973       136%           1.11%            1.11%               4.78%
     (3.42%)      130,408       173%           1.11%            1.11%               4.73%
      5.98%        98,235       241%           1.21%            1.21%               5.02%
     11.10%        45,602       325%           1.53%            1.53%               6.17%

--------------------------------------------------------------------------------


AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

--------------------------------------------------------------------------------------------
                                                             INCREASE (DECREASE) FROM
                                                              INVESTMENT OPERATIONS
                                                      --------------------------------------
                                          NET ASSET      NET
                               YEAR         VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                              ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT
        PORTFOLIO          DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS
-------------------------  ------------   ---------   ----------   ------------   ----------
AST Neuberger Berman           1999        $17.26       $(0.11)       $ 8.21        $ 8.10
  Mid-Cap Growth               1998         16.61        (0.05)         3.31          3.26
                               1997         14.39         0.01          2.36          2.37
                               1996         12.40         0.01          2.01          2.02
                               1995          9.97         0.04          2.40          2.44
AST Founders Passport          1999        $13.04       $(0.07)       $11.72        $11.65
                               1998         11.78         0.05          1.24          1.29
                               1997         11.63         0.03          0.21          0.24
                               1996         10.33         0.09          1.24          1.33
                               1995(2)      10.00         0.03          0.30          0.33
AST T. Rowe Price              1999        $11.97       $ 0.14        $ 2.67        $ 2.81
  Natural Resources            1998         14.57         0.19         (1.78)        (1.59)
                               1997         14.47         0.14          0.35          0.49
                               1996         11.11         0.05          3.35          3.40
                               1995(2)      10.00         0.04          1.07          1.11
AST PIMCO Limited              1999        $11.08       $ 0.59        $(0.22)       $ 0.37
  Maturity Bond                1998         11.02         0.56          0.03          0.59
                               1997         10.81         0.55          0.22          0.77
                               1996         10.47         0.56         (0.15)         0.41
                               1995(2)      10.00         0.05          0.42          0.47
AST Oppenheimer                1999        $16.07       $(0.07)       $ 4.85        $ 4.78
  Large-Cap Growth             1998         12.62        (0.10)         3.55          3.45
                               1997         10.99        (0.05)         1.68          1.63
                               1996(3)      10.00        (0.01)         1.00          0.99
AST Janus Overseas             1999        $13.74       $(0.03)       $11.39        $11.36
  Growth                       1998         11.87         0.04          1.88          1.92
                               1997(4)      10.00         0.02          1.85          1.87
AST American Century           1999        $13.47       $ 0.09        $ 2.84        $ 2.93
  Income & Growth              1998         12.23         0.11          1.38          1.49
                               1997(4)      10.00         0.07          2.16          2.23
AST American Century           1999        $13.66       $ 0.20        $ 1.56        $ 1.76
  Strategic Balanced           1998         11.34         0.11          2.29          2.40
                               1997(4)      10.00         0.11          1.23          1.34

-------------------------  -------------------------------------------------

                                    LESS DISTRIBUTIONS
                           -------------------------------------
                                                                   NET ASSET
                            FROM NET    FROM NET                     VALUE
                           INVESTMENT   REALIZED       TOTAL          END
        PORTFOLIO            INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-------------------------  ----------   --------   -------------   ---------
AST Neuberger Berman         $   --      $(1.33)      $(1.33)       $24.03
  Mid-Cap Growth              (0.01)      (2.60)       (2.61)        17.26
                              (0.02)      (0.13)       (0.15)        16.61
                              (0.03)         --        (0.03)        14.39
                              (0.01)         --        (0.01)        12.40
AST Founders Passport        $(0.03)     $(0.03)      $(0.06)       $24.63
                              (0.03)         --        (0.03)        13.04
                              (0.08)      (0.01)       (0.09)        11.78
                              (0.03)         --        (0.03)        11.63
                                 --          --           --         10.33
AST T. Rowe Price            $(0.18)     $(1.44)      $(1.62)       $13.16
  Natural Resources           (0.14)      (0.87)       (1.01)        11.97
                              (0.07)      (0.32)       (0.39)        14.57
                              (0.02)      (0.02)       (0.04)        14.47
                                 --          --           --         11.11
AST PIMCO Limited            $(0.61)     $   --       $(0.61)       $10.84
  Maturity Bond               (0.53)         --        (0.53)        11.08
                              (0.56)         --        (0.56)        11.02
                              (0.05)      (0.02)       (0.07)        10.81
                                 --          --           --         10.47
AST Oppenheimer              $   --      $(1.90)      $(1.90)       $18.95
  Large-Cap Growth               --          --           --         16.07
                                 --          --           --         12.62
                                 --          --           --         10.99
AST Janus Overseas           $   --      $   --       $   --        $25.10
  Growth                      (0.05)         --        (0.05)        13.74
                                 --          --           --         11.87
AST American Century         $(0.11)     $(0.64)      $(0.75)       $15.65
  Income & Growth             (0.07)      (0.18)       (0.25)        13.47
                                 --          --           --         12.23
AST American Century         $(0.12)     $   --       $(0.12)       $15.30
  Strategic Balanced          (0.08)         --        (0.08)        13.66
                                 --          --           --         11.34

--------------------------------------------------------------------------------
(1) Annualized.
(2) Commenced operations on May 2, 1995.
(3) Commenced operations on May 2, 1996.
(4) Commenced operations on January 2, 1997.
 * For 1999, includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan, as described in Note 3 to the Financial Statements.

See Notes to Financial Statements.


----------------------------------------------------------------------------------------------
                                                 RATIOS OF EXPENSES
           SUPPLEMENTAL DATA                   TO AVERAGE NET ASSETS*
---------------------------------------   --------------------------------
                                          AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
              NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
     TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
    RETURN     (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT       NET ASSETS
    -------   -------------   ---------   --------------   ---------------   -----------------
     51.37%    $  394,325       148%          1.13%             1.13%             (0.71%)
     20.65%       261,792       228%          1.07%             1.07%             (0.34%)
     16.68%       185,050       305%          0.99%             0.99%              0.07%
     16.34%       136,247       156%          1.01%             1.01%              0.24%
     24.42%        45,979        84%          1.17%             1.17%              0.70%
     89.71%    $  217,397       309%          1.29%             1.29%             (0.54%)
     10.92%       119,997        46%          1.30%             1.30%              0.32%
      2.03%       117,938        73%          1.35%             1.35%              0.43%
     12.91%       117,643       133%          1.36%             1.36%              1.25%
      3.30%        28,455         4%          1.46%(1)          1.46%(1)           0.94%(1)
     28.11%    $  102,225        72%          1.16%             1.16%              1.11%
    (11.83%)       74,126        55%          1.16%             1.16%              1.14%
      3.39%       111,954        44%          1.16%             1.16%              0.98%
     30.74%        88,534        31%          1.30%             1.30%              1.08%
     11.10%         9,262         2%          1.35%(1)          1.80%(1)           1.28%(1)
      3.37%    $  406,604       178%          0.86%             0.86%              5.51%
      5.72%       349,707       263%          0.86%             0.86%              5.70%
      7.46%       288,642        54%          0.88%             0.88%              5.71%
      3.90%       209,013       247%          0.89%             0.89%              5.69%
      4.70%       161,940       205%          0.89%(1)          0.89%(1)           4.87%(1)
     33.91%    $  364,454       316%          1.11%             1.11%             (0.50%)
     27.34%       300,924       252%          1.22%             1.22%             (0.70%)
     14.83%       235,648       219%          1.23%             1.23%             (0.59%)
      9.90%        48,790        77%          1.33%(1)          1.33%(1)          (0.56%)(1)
     82.68%    $1,551,045        76%          1.23%             1.23%             (0.18%)
     16.22%       607,206        97%          1.27%             1.27%              0.32%
     18.70%       255,705        94%          1.35%(1)          1.35%(1)           0.36%(1)
     22.98%    $  360,630       125%          0.98%             0.98%              0.86%
     12.27%       189,871        87%          1.00%             1.00%              1.05%
     22.30%       117,438        81%          1.23%(1)          1.23%(1)           1.24%(1)
     12.97%    $  216,748       104%          1.10%             1.10%              1.93%
     21.29%        91,043        95%          1.16%             1.13%              1.68%
     13.40%        28,947        76%          1.25%(1)          1.35%(1)           2.02%(1)

--------------------------------------------------------------------------------


AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

---------------------------------------------------------------------------------------------
                                                              INCREASE (DECREASE) FROM
                                                               INVESTMENT OPERATIONS
                                                       --------------------------------------
                                           NET ASSET      NET
                                YEAR         VALUE     INVESTMENT   NET REALIZED   TOTAL FROM
                               ENDED       BEGINNING     INCOME     & UNREALIZED   INVESTMENT
        PORTFOLIO           DECEMBER 31,   OF PERIOD     (LOSS)     GAIN (LOSS)    OPERATIONS
--------------------------  ------------   ---------   ----------   ------------   ----------
AST American Century            1999        $13.66       $(0.04)       $ 8.88        $ 8.84
  International Growth          1998         11.52         0.03          2.12          2.15
                                1997(4)      10.00        (0.03)         1.55          1.52
AST T. Rowe Price Small         1999        $11.44       $ 0.08        $(0.03)       $ 0.05
  Company Value                 1998         12.88         0.09         (1.42)        (1.33)
                                1997(4)      10.00         0.06          2.82          2.88
AST Marsico Capital Growth      1999        $14.20       $(0.03)       $ 7.48        $ 7.45
                                1998         10.03           --          4.17          4.17
                                1997(5)      10.00         0.01          0.02          0.03
AST Cohen & Steers Realty       1999        $ 8.41       $ 0.33        $(0.15)       $ 0.18
                                1998(6)      10.00         0.28         (1.87)        (1.59)
AST Lord Abbett                 1999        $ 9.99       $(0.03)       $ 0.91        $ 0.88
  Small Cap Value               1998(6)      10.00        (0.01)           --         (0.01)
AST Bankers Trust               1999        $12.78       $ 0.08        $ 2.56        $ 2.64
  Managed Index 500             1998(6)      10.00         0.06          2.72          2.78
AST Kemper Small-Cap
  Growth                        1999(7)     $10.00       $(0.05)       $ 5.64        $ 5.59
AST MFS Global Equity           1999(8)     $10.00       $ 0.01        $ 1.02        $ 1.03
AST MFS Growth                  1999(8)     $10.00       $ 0.01        $ 1.29        $ 1.30
AST MFS
  Growth with Income            1999(8)     $10.00       $ 0.01        $ 0.51        $ 0.52

--------------------------  -------------------------------------------------

                                     LESS DISTRIBUTIONS
                            -------------------------------------
                                                                    NET ASSET
                             FROM NET    FROM NET                     VALUE
                            INVESTMENT   REALIZED       TOTAL          END
        PORTFOLIO             INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
--------------------------  ----------   --------   -------------   ---------
AST American Century          $   --      $(0.10)      $(0.10)       $22.40
  International Growth         (0.01)         --        (0.01)        13.66
                                  --          --           --         11.52
AST T. Rowe Price Small       $(0.10)     $   --       $(0.10)       $11.39
  Company Value                (0.05)      (0.06)       (0.11)        11.44
                                  --          --           --         12.88
AST Marsico Capital Growth    $(0.01)     $(0.01)      $(0.02)       $21.63
                                  --          --           --         14.20
                                  --          --           --         10.03
AST Cohen & Steers Realty     $(0.23)     $   --       $(0.23)       $ 8.36
                                  --          --           --          8.41
AST Lord Abbett               $   --      $   --       $   --        $10.87
  Small Cap Value                 --          --           --          9.99
AST Bankers Trust             $(0.06)     $(0.40)      $(0.46)       $14.96
  Managed Index 500               --          --           --         12.78
AST Kemper Small-Cap
  Growth                      $   --      $   --       $   --        $15.59
AST MFS Global Equity         $   --      $   --       $   --        $11.03
AST MFS Growth                $   --      $   --       $   --        $11.30
AST MFS
  Growth with Income          $   --      $   --       $   --        $10.52

--------------------------------------------------------------------------------
(1) Annualized.
(4) Commenced operations on January 2, 1997.
(5) Commenced operations on December 22, 1997.
(6) Commenced operations on January 2, 1998.
(7) Commenced operations on January 4, 1999.
(8) Commenced operations on October 18, 1999.
 * For 1999, includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan, as described in Note 3 to the Financial Statements.

See Notes to Financial Statements.


-----------------------------------------------------------------------------------------
                                            RATIO OF EXPENSES
        SUPPLEMENTAL DATA                 TO AVERAGE NET ASSETS*
----------------------------------   --------------------------------
                                     AFTER ADVISORY   BEFORE ADVISORY     RATIO OF NET
         NET ASSETS AT   PORTFOLIO     FEE WAIVER       FEE WAIVER      INVESTMENT INCOME
TOTAL    END OF PERIOD   TURNOVER     AND EXPENSE       AND EXPENSE     (LOSS) TO AVERAGE
RETURN    (IN 000'S)       RATE      REIMBURSEMENT     REIMBURSEMENT       NET ASSETS
------   -------------   ---------   --------------   ---------------   -----------------
 65.20%   $  154,226       112%           1.50%            1.50%              (0.32%)
 18.68%       77,733       220%           1.65%            1.65%               0.10%
 15.10%       33,125       171%           1.75%(1)         1.75%(1)           (0.58%)(1)
  0.58%   $  261,493        26%           1.11%            1.11%               0.64%
(10.53%)     304,072        10%           1.11%            1.11%               0.93%
 28.80%      199,896         7%           1.16%(1)         1.16%(1)            1.20%(1)
 52.58%   $1,723,736       115%           1.08%            1.08%              (0.25%)
 41.59%      594,966       213%           1.11%            1.11%               0.16%
  0.30%        7,299         --           1.00%(1)         1.00%(1)            3.62%(1)
  2.26%   $   56,697        51%           1.27%            1.27%               4.95%
(16.00%)      33,025        18%           1.30%(1)         1.30%(1)            5.02%(1)
  8.81%   $   74,192        85%           1.24%            1.24%              (0.36%)
 (0.10%)      41,788        58%           1.31%(1)         1.31%(1)           (0.21%)(1)
 21.23%   $  633,567       101%           0.79%            0.77%               0.74%
 27.90%      289,551       162%           0.80%(1)         0.86%(1)            1.07%(1)
 55.90%   $  841,984       133%           1.14%(1)         1.14%(1)           (0.67%)(1)
 10.40%   $    1,291       142%           1.75%(1)         2.11%(1)            0.75%(1)
 13.00%   $    4,868        60%           1.35%(1)         1.35%(1)            0.76%(1)
  5.20%   $    8,757         6%           1.23%(1)         1.23%(1)            1.45%(1)

--------------------------------------------------------------------------------


AMERICAN SKANDIA TRUST

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

--------------------------------------------------------------------------------
1.  ORGANIZATION

American Skandia Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 1999, issued 31 classes of shares of beneficial interest: AST AIM International Equity Portfolio ("AIM International Equity") (formerly, AST Putnam International Equity Portfolio), AST Lord Abbett Growth and Income Portfolio ("Growth and Income"), AST JanCap Growth Portfolio ("JanCap Growth"), AST Money Market Portfolio ("Money Market"), AST Neuberger Berman Mid-Cap Value Portfolio ("Mid-Cap Value"), AST AIM Balanced Portfolio ("Balanced") (formerly, AST Putnam Balanced Portfolio), AST Federated High Yield Portfolio ("High Yield"), AST T. Rowe Price Asset Allocation Portfolio ("Asset Allocation"), AST PIMCO Total Return Bond Portfolio ("Total Return Bond"), AST INVESCO Equity Income Portfolio ("Equity Income"), AST Janus Small-Cap Growth Portfolio ("Janus Small-Cap Growth") (formerly, Founders Capital Appreciation Portfolio), AST T. Rowe Price International Equity Portfolio ("T. Rowe International Equity"), AST T. Rowe Price International Bond Portfolio ("International Bond"), AST Neuberger Berman Mid-Cap Growth Portfolio ("Mid-Cap Growth"), AST Founders Passport Portfolio ("Passport"), AST T. Rowe Price Natural Resources Portfolio ("Natural Resources"), AST PIMCO Limited Maturity Bond Portfolio ("Limited Maturity Bond"), AST Oppenheimer Large-Cap Growth Portfolio ("Large-Cap Growth"), AST Janus Overseas Growth Portfolio ("Overseas Growth"), AST American Century Income & Growth Portfolio ("Income & Growth") (formerly, AST Putnam Value Growth & Income), AST American Century Strategic Balanced Portfolio ("Strategic Balanced"), AST American Century International Growth Portfolio ("International Growth"), AST T. Rowe Price Small Company Value Portfolio ("Small Company Value"), AST Marsico Capital Growth Portfolio ("Capital Growth"), AST Cohen & Steers Realty Portfolio ("Realty"), AST Lord Abbett Small Cap Value Portfolio ("Small Cap Value"), AST Bankers Trust Managed Index 500 Portfolio ("Managed Index 500"), AST Kemper Small-Cap Growth Portfolio ("Kemper Small-Cap Growth"), AST MFS Global Equity Portfolio ("Global Equity"), AST MFS Growth Portfolio ("MFS Growth"), and AST MFS Growth with Income Portfolio ("Growth with Income") (collectively the "Portfolios").

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust, in conformity with generally accepted accounting principles, in the preparation of its financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation

Portfolio securities are valued at the close of trading on the New York Stock Exchange. Equity securities are valued generally at the last reported sales price on the securities exchange on which they are primarily traded, or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices.


--------------------------------------------------------------------------------

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Debt securities of Money Market are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. For Portfolios other than Money Market, debt securities which mature in 60 days or less are valued at cost (or market value 60 days prior to maturity), adjusted for amortization to maturity of any premium or discount.

Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees. At December 31, 1999, there were no securities valued in accordance with such procedures.

Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.

Foreign Currency Exchange Contracts

A foreign currency exchange contract ("FCEC") is a commitment to purchase or sell a specified amount of a foreign currency at a specified future date, in exchange for either a specified amount of another foreign currency or U.S. dollars.

FCECs are valued at the forward exchange rates applicable to the underlying currencies, and changes in market value are recorded as unrealized gains and losses until the contract settlement date.

Risks could arise from entering into FCECs if the counterparties to the contracts were unable to meet the terms of their contracts. In addition, the use of FCECs may not only hedge against losses on securities denominated in foreign currency, but may also reduce potential gains on securities from favorable movements in exchange rates.

Futures Contracts and Options

A financial futures contract calls for delivery of a particular security at a specified price and future date. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future date. Such contracts require an initial margin deposit, in cash or cash equivalents, equal to


--------------------------------------------------------------------------------

a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Portfolio each day, depending on the daily change in the value of the contract. Futures contracts are valued based on their quoted daily settlement prices. Fluctuations in value are recorded as unrealized gains and losses until such time that the contracts are terminated.

An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the option's value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed is offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

Risks could arise from entering into futures and written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values.

Repurchase Agreements

A repurchase agreement is a commitment to purchase government securities from a seller who agrees to repurchase the securities at an agreed-upon price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the government securities will be at least equal to their repurchase price. Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

Repurchase agreements entail a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Portfolio may be delayed or prevented from exercising its right to dispose of the securities.

Reverse Repurchase Agreements

A reverse repurchase agreement involves the sale of portfolio securities together with an agreement to repurchase the same securities at an agreed-upon price and date. It may be viewed as a borrowing of money and the difference between the cost of repurchase and proceeds from sale determines the effective interest rate on the transaction. Reverse repurchase agreements are recorded as a liability equal to the amount of cash received plus the effective interest that is payable to the buyer of the securities.

Reverse repurchase agreements bear a risk of loss in the event that the buyer of the securities is unable to sell back the securities to the Portfolio. In such case, the Portfolio's use of proceeds under the agreement may be restricted.

Swap Agreements

A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or "basket" of securities representing


--------------------------------------------------------------------------------

a particular index. The gross returns to be exchanged or "swapped" between the parties are calculated based on a "notional amount", which, each business day, is valued to determine each party's obligation under the contract. Fluctuations in value are recorded as unrealized gains and losses during the term of the contract.

Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa.

Risks could arise from entering into swap agreements from the potential inability of counterparties to meet the terms of their contracts, and from the potential inability to enter into a closing transaction. It is possible that developments in the swaps market, including potential governmental regulation, could affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Securities Loans

Each Portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least equal to the market value of the securities lent. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity.

Interest income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent.

Lending securities involves certain risks, including the risk that the Portfolio may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.


--------------------------------------------------------------------------------

At December 31, 1999, securities lending activities are summarized as follows:

                                                          MARKET VALUE
                                                         OF SECURITIES      MARKET VALUE     INCOME FROM
PORTFOLIO                                                   ON LOAN        OF COLLATERAL      LENDING*
---------                                                --------------    --------------    -----------
Growth and Income......................................  $  345,689,001    $  347,434,005     $108,848
JanCap Growth..........................................   1,502,959,721     1,525,148,321      540,583
Mid-Cap Value..........................................     128,169,342       130,094,329       38,423
Balanced...............................................      82,617,534        81,439,050       30,402
High Yield.............................................      23,405,225        24,630,100       26,396
Asset Allocation.......................................      58,011,616        59,448,883       15,852
Equity Income..........................................     125,190,251       128,216,670       60,347
Janus Small-Cap Growth.................................     265,654,785       272,040,500      606,473
Mid-Cap Growth.........................................     128,909,312       130,027,941       66,012
Natural Resources......................................      21,660,027        21,980,432        7,342
Large-Cap Growth.......................................     109,009,098       111,632,102       31,890
Income & Growth........................................      87,533,080        88,952,431       15,745
Strategic Balanced.....................................      43,788,765        44,750,958        9,027
Small Company Value....................................       4,687,750         5,047,000        9,830
Capital Growth.........................................     415,438,834       415,384,697      125,598
Realty.................................................       3,113,337         3,206,200        1,431
Small Cap Value........................................       6,151,653         6,337,680       12,083
Managed Index 500......................................     133,100,156       135,956,790       23,978
Kemper Small-Cap Growth................................     146,998,021       140,176,624      186,759

---------------
* Income earned for the period is included in interest income on the Statements of Operations.

Investment Transactions and Investment Income

Securities transactions are accounted for on the trade date. Realized gains and losses from securities sold are recognized on the specific identification basis. Dividend income is recorded on the ex-dividend date. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date or, if such information is not available, as soon as reliable information is available from the Trust's sources. Interest income is recorded on the accrual basis and includes the accretion of discount and amortization of premium.

Expenses

Each Portfolio is charged for expenses that are directly attributable to it. Common expenses of the Trust are allocated to the Portfolios in proportion to their net assets.


--------------------------------------------------------------------------------

Distributions to Shareholders

Dividends, if any, from net investment income are declared and paid at least annually by all Portfolios other than Money Market. In the case of Money Market, dividends are declared daily and paid monthly. Net realized gains from investment transactions, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

3.  AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolios have entered into investment management agreements with American Skandia Investment Services, Inc. (the "Investment Manager") which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisors for their respective Portfolios:
A I M Capital Management, Inc. for AIM International Equity and Balanced; Lord Abbett & Co. for Growth and Income and Small Cap Value; Janus Capital Corporation for JanCap Growth, Janus Small-Cap Growth, and Overseas Growth; J.
P. Morgan Investment Management, Inc. for Money Market; Federated Investment Counseling for High Yield; T. Rowe Price Associates, Inc. for Asset Allocation, Natural Resources, and Small Company Value; Pacific Investment Management Co. for Total Return Bond and Limited Maturity Bond; INVESCO Funds Group, Inc. for Equity Income; Founders Asset Management, Inc. for Passport; Rowe Price-Fleming International, Inc., a United Kingdom Corporation, for T. Rowe International Equity and International Bond; Neuberger Berman Management, Inc. for Mid-Cap Value and Mid-Cap Growth; OppenheimerFunds, Inc. for Large-Cap Growth; American Century Investment Management, Inc. for Income & Growth, Strategic Balanced, and International Growth; Marsico Capital Management, LLC for Capital Growth; Cohen & Steers Capital Management, Inc. for Realty; Bankers Trust Co. for Managed Index 500; Scudder Kemper Investments, Inc. for Kemper Small-Cap Growth; and Massachusetts Financial Services Co. for Global Equity, MFS Growth, and Growth with Income.

The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of 1.00%, .75%, .90%, .50%, .90%, .75%, .75%, .85%, .65%, .75%,
 .90%, 1.00%, .80%, .90%, 1.00%, .90%, .65%, .90%, 1.00%, .75%, .85%, 1.00%,
 .90%, .90%, 1.00%, .95%, .60%, .95%, 1.00%, .90%, and .90% of the average daily net assets of the AIM International Equity, Growth and Income, JanCap Growth, Money Market, Mid-Cap Value, Balanced, High Yield, Asset Allocation, Total Return Bond, Equity Income, Janus Small-Cap Growth, T. Rowe International Equity, International Bond, Mid-Cap Growth, Passport, Natural Resources, Limited Maturity Bond, Large-Cap Growth, Overseas Growth, Income & Growth, Strategic Balanced, International Growth, Small Company Value, Capital Growth, Realty, Small Cap Value, Managed Index 500, Kemper Small-Cap Growth, Global Equity, MFS Growth, and Growth with Income Portfolios, respectively. The fees for AIM International Equity are at the rate of .85% for average daily net assets in excess of $75 million, for Mid-Cap Value, Mid-Cap Growth, and Large-Cap Growth are at the rate of .85% for average daily net assets in excess of $1 billion, for Balanced are at the rate of .70% for average daily net assets in excess of $300 million, and for Kemper Small-Cap Growth are at the rate of .90% for average daily net assets in excess of $1 billion. During the period ended December 31, 1999, the Investment Manager voluntarily waived .05% from its fee for the Money Market Portfolio and .05% from its fee for the JanCap Growth and Growth and Income Portfolios on average daily net assets in excess of $1 billion.


--------------------------------------------------------------------------------

The Investment Manager pays each Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .65%, .50%, .60%, .25%, .50%, .45%, .50%,
 .50%, .30%, .50%, .50%, .75%, .40%, .45%, .60%, .60%, .30%, .35%, .65%, .45%,
 .50%, .70%, .60%, .45%, .60%, .50%, .17%, .50%, .425%, .40%, and .40% of the
average daily net assets of the AIM International Equity, Growth and Income, JanCap Growth, Money Market, Mid-Cap Value, Balanced, High Yield, Asset Allocation, Total Return Bond, Equity Income, Janus Small-Cap Growth, T. Rowe International Equity, International Bond, Mid-Cap Growth, Passport, Natural Resources, Limited Maturity Bond, Large-Cap Growth, Overseas Growth, Income & Growth, Strategic Balanced, International Growth, Small Company Value, Capital Growth, Realty, Small Cap Value, Managed Index 500, Kemper Small-Cap Growth, Global Equity, MFS Growth, and Growth with Income Portfolios, respectively. The Sub-advisors for the JanCap Growth, Money Market, Janus Small-Cap Growth, and T. Rowe International Equity Portfolios are currently voluntarily waiving a portion of their fee payable by the Investment Manager. The annual rates of the fees payable by the Investment Manager to the Sub-advisors of all Portfolios, other than International Bond, Capital Growth, and Small Cap Value are reduced for Portfolio net assets in excess of specified levels.

On April 21, 1999, the Board of Trustees of the Trust approved changes in Sub-advisor for AST Putnam International Equity Portfolio, AST Putnam Balanced Portfolio, and AST Putnam Value Growth & Income Portfolio. On May 4, 1999, A I M Capital Management, Inc. became Sub-advisor to Putnam International Equity Portfolio (currently, AST AIM International Equity Portfolio) and AST Putnam Balanced Portfolio (currently, AST AIM Balanced Portfolio) and American Century Investment Management, Inc. became Sub-advisor to AST Putnam Value Growth & Income Portfolio (currently, AST American Century Income & Growth Portfolio). These changes were approved by shareholder vote on September 30, 1999.

By the terms of the Investment Management Agreement, during the year ended December 31, 1999, the Investment Manager reimbursed Money Market in the amount of $28,308 to prevent its expenses from exceeding an annual rate of .60% of average daily net assets. In addition, the Investment Manager voluntarily reimbursed Global Equity in the amount of $599. Voluntary payments of Portfolio expenses by the Investment Manager are subject to reimbursement by the Portfolio within the two-year period following such payments. During the year ended December 31, 1999, Managed Index 500 paid $72,940 as reimbursement to the Investment Manager.

The Trust has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the Investment Company Act of 1940. The Plan permits American Skandia Marketing, Incorporated ("ASMI") to receive brokerage commissions in connection with purchases and sales of securities by the Portfolios, and to use these commissions to promote the sale of variable contracts, the premiums for which are invested in shares of the Trust. Under the Plan, securities transactions for a Portfolio may be directed to certain brokers for execution ("clearing brokers") who have agreed to pay part of the brokerage commissions received on these transactions to ASMI for "introducing" transactions to the clearing broker. In turn, ASMI uses the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to dealers.

Commissions received by ASMI under the Plan are reflected in the cost of securities purchased and the proceeds from the sale of securities. These commissions are shown in the Statements of Operations as "Distribution Fees" and a corresponding reduction "Fees Paid Indirectly". Net expenses of the Portfolios are unaffected by these commissions. From July 28, 1999 to December 31, 1999, commissions received by ASMI totaled $1,548,081.


--------------------------------------------------------------------------------

The Trust has entered into an agreement with American Skandia Life Assurance Corporation ("ASLAC") pursuant to which it pays ASLAC a shareholder servicing fee at an annual rate of .10% of each Portfolio's average daily net assets.

Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees.

4.  TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.

Income and capital gains of the Portfolios are determined in accordance with both tax regulations and generally accepted accounting principles. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

Capital Loss Carryforwards

At December 31, 1999, the following Portfolios had, for federal income tax purposes, capital loss carryforwards available to offset future net realized capital gains.

                                                                     EXPIRATION DECEMBER 31,
                                                          ---------------------------------------------
                                             AMOUNT         2004      2005       2006          2007
                                           -----------    --------    ----    ----------    -----------
High Yield...............................  $ 3,504,698    $     --    $--     $       --    $ 3,504,698
Total Return Bond........................   23,034,821          --     --             --     23,034,821
International Bond.......................    1,753,510          --     --             --      1,753,510
Limited Maturity Bond....................    1,947,158     496,087     --             --      1,451,071
Realty...................................    2,479,752          --     --        569,675      1,910,077
Small Cap Value..........................    1,275,730          --     --      1,275,730             --
Growth...................................        1,705          --     --             --          1,705
Growth with Income.......................        1,855          --     --             --          1,855


--------------------------------------------------------------------------------

5.  PORTFOLIO SECURITIES

Purchases and sales of securities, other than short-term obligations, during the year ended December 31, 1999, were as follows ($ in thousands):

                                                   U.S. GOVERNMENT SECURITIES        OTHER SECURITIES
                                                   --------------------------    ------------------------
                                                    PURCHASES        SALES       PURCHASES       SALES
                                                   -----------    -----------    ----------    ----------
AIM International Equity.........................  $       --     $       --     $  830,587    $  893,771
Growth and Income................................          --             --      1,031,937       891,206
JanCap Growth....................................          --             --      2,139,068     1,318,833
Mid-Cap Value....................................          --             --      1,312,090       927,638
Balanced.........................................     114,207        114,379        496,669       470,733
High Yield.......................................          --             --        283,625       236,080
Asset Allocation.................................      46,316         25,551        108,439        36,658
Total Return Bond................................   2,276,625      2,188,256        567,799       221,645
Equity Income....................................      16,907         13,814        719,471       579,175
Janus Small-Cap Growth...........................          --             --        940,218       614,224
T. Rowe International Equity.....................          --             --        126,137       205,677
International Bond...............................          --             --        147,805       173,204
Mid-Cap Growth...................................          --             --        362,756       352,625
Passport.........................................          --             --        387,655       369,225
Natural Resources................................          --             --         73,597        64,443
Limited Maturity Bond............................     545,870        614,377        258,923        90,401
Large-Cap Growth.................................          --             --        837,731       829,951
Overseas Growth..................................          --             --        805,402       590,590
Income & Growth..................................          --             --        404,614       302,722
Strategic Balanced...............................      48,041         18,940        225,910       143,628
International Growth.............................          --             --        127,603       108,167
Small Company Value..............................          --             --         69,754       105,500
Capital Growth...................................          --             --      1,811,015     1,159,407
Realty...........................................          --             --         51,289        24,220
Small Cap Value..................................          --             --         72,376        45,254
Managed Index 500................................       4,499             --        677,310       409,735
Kemper Small-Cap Growth..........................          --             --        984,665       553,208
Global Equity....................................          --             --          2,444         1,456
MFS Growth.......................................          --             --          4,614         1,737
Growth with Income...............................          --             --          7,225           326


--------------------------------------------------------------------------------

At December 31, 1999, the cost and unrealized appreciation or depreciation in value of the investments owned by the Portfolios, for federal income tax purposes, were as follows ($ in thousands):

                                                                   GROSS           GROSS        NET UNREALIZED
                                                  AGGREGATE      UNREALIZED      UNREALIZED      APPRECIATION
                                                     COST       APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                                  ----------    ------------    ------------    --------------
AIM International Equity........................  $  479,131     $  291,300       $ (4,890)       $  286,410
Growth and Income...............................   1,289,787        264,942        (56,547)          208,395
JanCap Growth...................................   3,004,795      2,975,642        (58,268)        2,917,374
Mid-Cap Value...................................     662,886         75,118        (67,089)            8,029
Balanced........................................     423,115         82,645        (11,647)           70,998
High Yield......................................     669,859          8,226        (65,679)          (57,453)
Asset Allocation................................     358,845        116,902        (19,700)           97,202
Total Return Bond...............................   1,174,514          1,631        (35,283)          (33,652)
Equity Income...................................     894,678        199,874        (52,295)          147,579
Janus Small-Cap Growth..........................     823,143        627,888        (13,090)          614,798
T. Rowe International Equity....................     336,281        180,018        (16,054)          163,964
International Bond..............................     137,466          3,365        (11,770)           (8,405)
Mid-Cap Growth..................................     256,683        153,860         (3,623)          150,237
Passport........................................     168,191         63,381         (3,678)           59,703
Natural Resources...............................     101,596         14,214        (11,910)            2,304
Limited Maturity Bond...........................     423,020          1,594         (6,730)           (5,136)
Large-Cap Growth................................     268,563        102,749         (7,121)           95,628
Overseas Growth.................................     829,900        722,419         (5,816)          716,603
Income & Growth.................................     314,295         56,650        (14,504)           42,146
Strategic Balanced..............................     199,009         24,724         (7,744)           16,980
International Growth............................      93,229         62,751         (1,088)           61,663
Small Company Value.............................     297,967         26,067        (63,651)          (37,584)
Capital Growth..................................   1,152,263        570,809         (6,374)          564,435
Realty..........................................      63,651          2,749         (7,578)           (4,829)
Small Cap Value.................................      69,584         10,980         (5,111)            5,869
Managed Index 500...............................     553,250        102,141        (33,006)           69,135
Kemper Small-Cap Growth.........................     509,676        355,934        (20,102)          335,832
Global Equity...................................       1,113            134            (30)              104
MFS Growth......................................       4,281            419            (53)              366
Growth with Income..............................       7,683            450           (178)              272


--------------------------------------------------------------------------------

6.  WRITTEN OPTIONS TRANSACTIONS

Written options transactions, during the year ended December 31, 1999, were as follows ($ in thousands):

                                                             BALANCED              TOTAL RETURN BOND
                                                      ----------------------    -----------------------
                                                      NUMBER OF                 NUMBER OF
                                                      CONTRACTS     PREMIUM     CONTRACTS     PREMIUM
                                                      ---------    ---------    ---------    ----------
Balance at beginning of year........................       --      $      --      26,230     $  638,678
Written.............................................      741        583,730      58,590      2,584,719
Expired.............................................       --             --     (67,420)    (2,315,890)
Exercised...........................................       --             --          --             --
Closed..............................................     (201)      (352,693)       (430)       (45,457)
                                                       ------      ---------     -------     ----------
Balance at end of year..............................      540      $ 231,037      16,970     $  862,050
                                                       ======      =========     =======     ==========

                                                        LIMITED MATURITY BOND        CAPITAL GROWTH
                                                        ----------------------    ---------------------
                                                        NUMBER OF                 NUMBER OF
                                                        CONTRACTS     PREMIUM     CONTRACTS    PREMIUM
                                                        ---------    ---------    ---------    --------
Balance at beginning of year..........................       76      $  13,948         --      $     --
Written...............................................    5,270        203,793      2,970         4,572
Expired...............................................     (156)       (16,096)        --            --
Exercised.............................................     (190)        (4,180)        --            --
Closed................................................   (5,000)      (197,465)    (2,970)       (4,572)
                                                         ------      ---------     ------      --------
Balance at end of year................................       --      $      --         --      $     --
                                                         ======      =========     ======      ========

At December 31, 1999, Balanced and Total Return Bond had sufficient cash and/or securities at least equal to the value of written options.

7.  LINE OF CREDIT

The Portfolios and other affiliated funds participate in a $100 million unsecured, committed line of credit, provided by a syndication of banks, under a line of credit agreement. Borrowings may be made for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Any borrowings must be repaid within 30 days of their receipt. Interest is charged to each Portfolio, based on its borrowings, at a premium above the Federal Funds Rate. In addition, a commitment fee, equal to an annual rate of .09% of the average daily unused portion of the line of credit, is allocated among the participants at the end of each quarter. As of December 31, 1999, there were no borrowings under the agreement.


--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT
The Board of Trustees and Shareholders,
American Skandia Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Skandia Trust (the "Trust") (comprising, respectively, the AST AIM International Equity Portfolio [formerly, AST Putnam International Equity Portfolio], AST Lord Abbett Growth and Income Portfolio, AST JanCap Growth Portfolio, AST Money Market Portfolio, AST Neuberger Berman Mid-Cap Value Portfolio, AST AIM Balanced Portfolio [formerly, AST Putnam Balanced Portfolio], AST Federated High Yield Portfolio, AST T. Rowe Price Asset Allocation Portfolio, AST PIMCO Total Return Bond Portfolio, AST INVESCO Equity Income Portfolio, AST Janus Small-Cap Growth Portfolio [formerly, Founders Capital Appreciation Portfolio], AST T. Rowe Price International Equity Portfolio, AST T. Rowe Price International Bond Portfolio, AST Neuberger Berman Mid-Cap Growth Portfolio, AST Founders Passport Portfolio, AST T. Rowe Price Natural Resources Portfolio, AST PIMCO Limited Maturity Bond Portfolio, AST Oppenheimer Large-Cap Growth Portfolio, AST Janus Overseas Growth Portfolio, AST American Century Income & Growth Portfolio [formerly, AST Putnam Value Growth and Income Portfolio], AST American Century Strategic Balanced Portfolio, AST American Century International Growth Portfolio, AST T. Rowe Price Small Company Value Portfolio, AST Marsico Capital Growth Portfolio, AST Cohen & Steers Realty Portfolio, AST Lord Abbett Small Cap Value Portfolio, AST Bankers Trust Enhanced 500 Portfolio, AST Kemper Small-Cap Growth Portfolio, AST MFS Global Equity Portfolio, AST MFS Growth Portfolio, and AST MFS Growth with Income Portfolio) as of December 31, 1999, and the related statements of operations and changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the Trust's custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting American Skandia Trust, as of December 31, 1999, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
New York, New York
February 11, 2000

                                   APPENDIX B

                 Description of Certain Debt Securities Ratings

Moody's Investors Service, Inc. ("Moody's")

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation ("Standard & Poor's")

         AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA has a strong capacity to pay interest and repay principal, and differs from the highest rated issues only in a small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

         BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

         CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, economic or financial conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC -- The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI -- The rating CI is reserved for income bonds on which no interest is being paid.

         D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or minus (-) -- Ratings from AA to CCC may be modified by the addition of a plus of minus sign to show relative standing within the major rating categories.

                 Description of Certain Commercial Paper Ratings

Moody's

         Prime-1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 -- Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 -- Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's

         A-1 -- This highest category indicates that the degree of safety regarding time payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.

         A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

         A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of the changes in circumstances than obligations carrying the higher designations.

         B -- Issues rated B are regarded as having only speculative capacity for timely payment.

         C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

PART C.      OTHER INFORMATION

ITEM 23.          Exhibits

         xii      (a).     (1)      Amended and Restated Declaration of Trust of Registrant.

         xv       (b).     By-laws of Registrant.

         vi       (c).     Articles III and VI of the Registrant's  Declaration of Trust and Article 11 of the Registrant's
                           By-laws.

         vi       (d).     (1)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the AST JanCap Growth Portfolio.


         vi                (2)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the AST Money Market Portfolio.


         vi                (3)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the AST Federated High Yield Portfolio.

         vi                (4)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the AST T. Rowe Price Asset Allocation Portfolio.

         vi                (5)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the AST INVESCO Equity Income Portfolio.

         vi                (6)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for the AST PIMCO Total Return Portfolio.

         vi                (7)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for AST T. Rowe Price Natural Resources Portfolio.

         vi                (8)      Investment   Management   Agreement  between   Registrant  and  American  Skandia  Life
                                    Investment Management, Inc. for AST PIMCO Limited Maturity Bond Portfolio.

         i                 (9)      Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST T. Rowe Price International Bond Portfolio.

         ii                (10)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Janus Overseas Growth Portfolio.

         ii                (11)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Founders Passport Portfolio.

         ii                (12)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST American Century International Growth Portfolio.

         ii                (13)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST American Century Strategic Balanced Portfolio.

         x                 (14)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST American Century Income & Growth Portfolio.

         x                 (15)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST AIM International Equity Portfolio.

         x                 (16)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST AIM Balanced Portfolio.

         v                 (17)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Lord Abbett Small Cap Value Portfolio.

         v                 (18)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Cohen & Steers Realty Portfolio.

         v                 (19)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Marsico Capital Growth Portfolio.

         vii               (20)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Neuberger Berman Mid-Cap Value Portfolio.

         vii               (21)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Neuberger Berman Mid-Cap Growth Portfolio.

         ix                (22)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Janus Small-Cap Growth Portfolio.

         ix                (23)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Kemper Small-Cap Growth Portfolio.

         xii               (24)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST MFS Global Equity Portfolio.

         xii               (25)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST MFS Growth Portfolio.

         xii               (26)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST MFS Growth with Income Portfolio.

         xiii              (27)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Alger All-Cap Growth Portfolio.

         xv                (28)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST American Century International Growth Portfolio II.

         xv                (29)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Janus Mid-Cap Growth Portfolio.

         xv                (30)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Alliance Growth Portfolio.

         xv                (31)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Sanford Bernstein Managed Index 500 Portfolio.

         xv                (32)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Alliance Growth and Income Portfolio.


                           (33)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Scudder Japan Portfolio.


                           (34)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Federated Aggressive Growth Portfolio.

                           (35)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Gabelli Small-Cap Value Portfolio.

                           (36)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Alger Mid-Cap Growth Portfolio.

                           (37)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Gabelli All-Cap Value Portfolio.

                           (38)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Kinetics Internet Portfolio.

                           (39)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Alger Growth Portfolio.

                           (40)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Janus Strategic Value Portfolio.

                           (41)     Investment  Management  Agreement  between  Registrant and American Skandia  Investment
                                    Services, Incorporated for the AST Lord Abbett Bond-Debenture Portfolio.


         vi                (42)     Sub-advisory  Agreement between American Skandia Life Investment  Management,  Inc. and
                                    Janus Capital Corporation for the AST JanCap Growth Portfolio.

         xiv               (43)     Sub-advisory  Agreement  between American Skandia  Investment  Services,  Inc. and J.P.
                                    Morgan Investment Management Inc. for the AST Money Market Portfolio.

         vi                (44)     Sub-advisory   Agreement  between  American  Skandia  Investment  Services,   Inc.  and
                                    Federated Investment Counseling for the AST Federated High Yield Portfolio.

         vii               (45)     Sub-advisory  Agreement between American Skandia Investment Services,  Inc. and T. Rowe
                                    Price Associates, Inc. for the AST T. Rowe Price Asset Allocation Portfolio.


         xvi               (46)     Sub-advisory  Agreement between American Skandia  Investment  Services Inc. and Pacific
                                    Investment Management Company for the AST PIMCO Total Return Portfolio.


         vi                (47)     Sub-advisory  Agreement between American Skandia Investment Services,  Inc. and T. Rowe
                                    Price Associates, Inc. for the AST T. Rowe Price Natural Resources Portfolio.


         xvi               (48)     Sub-advisory  Agreement between American Skandia Investment Services,  Inc. and Pacific
                                    Investment Management Company for the AST PIMCO Limited Maturity Bond Portfolio.



                           (49)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    T. Rowe Price International, Inc. for the AST T. Rowe Price Global Bond Portfolio.


         ii                (50)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Janus Capital Corporation for the AST Janus Overseas Growth Portfolio.

         vii               (51)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Founders Asset Management LLC for the AST Founders Passport Portfolio.


         xvi               (52)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    American   Century   Investment   Management,   Inc.  for  the  AST  American   Century
                                    International Growth Portfolio.

         xvi               (53)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    American Century  Investment  Management,  Inc. for the AST American Century  Strategic
                                    Balanced Portfolio.

         xvi               (54)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    American  Century  Investment  Management,  Inc. for the AST American  Century Income &
                                    Growth Portfolio.


         xv                (55)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    A I M Capital Management, Inc. for the AST AIM International Equity Portfolio.

         xv                (56)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    A I M Capital Management, Inc. for the AST AIM Balanced Portfolio.

         iv                (57)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    INVESCO Trust Company for the AST INVESCO Equity Income Portfolio.

         viii              (58)     Amendment to Sub-advisory  Agreement  between  American  Skandia  Investment  Services,
                                    Incorporated,  INVESCO Trust Company and INVESCO Funds Group,  Inc. for the AST INVESCO
                                    Equity Income Portfolio.

         v                 (59)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Lord, Abbett & Co. for the AST Lord Abbett Small Cap Value Portfolio.

         v                 (60)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Cohen & Steers Capital Management, Inc. for the AST Cohen & Steers Realty Portfolio.

         x                 (61)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Marsico Capital Management, LLC for the AST Marsico Capital Growth Portfolio.

         vii               (62)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Neuberger&Berman  Management,  Incorporated  for the AST Neuberger Berman Mid-Cap Value
                                    Portfolio.

         vii               (63)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Neuberger&Berman  Management,  Incorporated for the AST Neuberger Berman Mid-Cap Growth
                                    Portfolio.

         ix                (64)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Janus Capital Corporation for the AST Janus Small-Cap Growth Portfolio.

         ix                (65)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Scudder Kemper Investments, Inc. for the AST Kemper Small-Cap Growth Portfolio.


         xii               (66)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Massachusetts Financial Services Company for the AST MFS Global Equity Portfolio.


         xii               (67)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Massachusetts Financial Services Company for the AST MFS Growth Portfolio.

         xii               (68)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Massachusetts Financial Services Company for the AST MFS Growth with Income Portfolio.


                           (69)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Fred Alger Management, Inc. for the AST Alger All-Cap Growth Portfolio.


         xv                (70)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    American   Century   Investment   Management,   Inc.  for  the  AST  American   Century
                                    International Growth Portfolio II.

         xv                (71)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Janus Capital Corporation. for the AST Janus Mid-Cap Growth Portfolio.

         xv                (72)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Alliance Capital Management L.P. for the AST Alliance Growth Portfolio.


                           (73)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Sanford  C.  Bernstein  & Co.,  LLC for the AST  Sanford  Bernstein  Managed  Index 500
                                    Portfolio.


         xv                (74)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Alliance Capital Management L.P. for the AST Alliance Growth and Income Portfolio.


                           (75)     Sub-advisory  Agreement between American Skandia Investment Services,  Incorporated and
                                    Scudder Kemper Investments, Inc. for the AST Scudder Japan Portfolio.

                           (76)     Sub-advisory   Agreement  between  American  Skandia  Investment  Services,   Inc.  and
                                    Federated Investment Counseling for the AST Federated Aggressive Growth Portfolio.

                           (77)     Sub-advisory  Agreement between American Skandia  Investment  Services,  Inc. and GAMCO
                                    Investors, Inc. for the AST Gabelli Small-Cap Value Portfolio.

                           (78)     Sub-advisory  Agreement  between American Skandia  Investment  Services,  Inc. and Fred
                                    Alger Management, Inc. for the AST Alger Mid-Cap Growth Portfolio.

                           (79)     Sub-advisory  Agreement between American Skandia  Investment  Services,  Inc. and GAMCO
                                    Investors, Inc. for the AST Gabelli All-Cap Value Portfolio.

                           (80)     Sub-advisory Agreement between American Skandia Investment Services,  Inc. and Kinetics
                                    Asset Management, Inc. for the AST Kinetics Internet Portfolio.

                           (81)     Sub-advisory  Agreement  between American Skandia  Investment  Services,  Inc. and Fred
                                    Alger Management, Inc. for the AST Alger Growth Portfolio.

                           (82)     Sub-advisory  Agreement between American Skandia  Investment  Services,  Inc. and Janus
                                    Capital Corporation for the AST Janus Strategic Value Portfolio.

                           (83)     Sub-advisory  Agreement  between American Skandia  Investment  Services,  Inc. and Lord
                                    Abbett & Co. for the AST Lord Abbett Bond-Debenture Portfolio.


         vi       (e).     (1)      Sales Agreement between Registrant and American Skandia Life Assurance Corporation.

         ii                (2)      Sales Agreement between Registrant and Kemper Investors Life Insurance Company.

                  (f).     None.

         viii     (g).     (1)      Amended and Restated  Custody  Agreement  between  Registrant  and Morgan Stanley Trust
                                    Company.

         viii              (2)      Foreign Custody Manager Delegation Amendment

         vi                (3)      Amended Custodian Agreement between Registrant and Provident National Bank.

         viii              (4)      Amendment to Custodian Services Agreement between Registrant and PNC Bank, N.A.

         xv                (5)      Amendment to Custodian Services Agreement between Registrant and PFPC Trust Company

         vi                (6)      Amended  Transfer  Agency  Agreement   between   Registrant  and  Provident   Financial
                                    Processing Corporation.

         vi       (h).     (1)      Amended Administration  Agreement between Registrant and Provident Financial Processing
                                    Corporation.

         iii               (2)      Service Agreement between American Skandia Investment Services, Incorporated and
                  Kemper Investors Life Insurance Company.

         xiv      (i).     Consent of Counsel for the Registrant.

                  (j).     Independent Auditors' Consent.

                  (k).     None.

         vi       (l).     Certificate re:  initial $100,000 capital.

         xv       (m)      Form of Rule 12b-1 plan

                  (n).     None.

         xvi      (o)      (1)      Form of Code of Ethics of Registrant pursuant to Rule 17j-1.

         xvi               (2)      Form of Code of Ethics of American Skandia Investment Services, Incorporated.

         xvi               (3)      Form of Code of Ethics of American Skandia Marketing, Incorporated.
--------------------------




i        Filed as an Exhibit to Post-Effective  Amendment No. 18 to Registration  Statement,  which Amendment was filed via
         EDGAR on April 30, 1996, and is incorporated herein by reference.

ii       Filed as an Exhibit to Post-Effective  Amendment No. 20 to Registration  Statement,  which Amendment was filed via
         EDGAR on December 24, 1996, and is incorporated herein by reference.

iii      Filed as an Exhibit to Post-Effective  Amendment No. 21 to Registration  Statement,  which Amendment was filed via
         EDGAR on February 28, 1997, and is incorporated herein by reference.

iv       Filed as an Exhibit to Post-Effective  Amendment No. 23 to Registration  Statement,  which Amendment was filed via
         EDGAR on October 7, 1997, and is incorporated herein by reference.

v        Filed as an Exhibit to Post-Effective  Amendment No. 24 to Registration  Statement,  which Amendment was filed via
         EDGAR on December 19, 1997, and is incorporated herein by reference.

vi       Filed as an Exhibit to Post-Effective  Amendment No. 25 to Registration  Statement,  which Amendment was filed via
         EDGAR on March 2, 1998, and is incorporated herein by reference.

vii      Filed as an Exhibit to Post-Effective  Amendment No. 26 to Registration  Statement,  which Amendment was filed via
         EDGAR on May 1, 1998, and is incorporated herein by reference.

viii     Filed as an Exhibit to Post-Effective  Amendment No. 27 to Registration  Statement,  which Amendment was filed via
         EDGAR on October 16, 1998, and is incorporated herein by reference.

ix       Filed as an Exhibit to Post-Effective  Amendment No. 28 to Registration  Statement,  which Amendment was filed via
         EDGAR on December 28, 1998, and is incorporated herein by reference.

x        Filed as an Exhibit to Post-Effective  Amendment No. 30 to Registration
         Statement, which Amendment was filed via EDGAR on April 28, 1999, and is incorporated herein by reference.

xi       Filed as an Exhibit to Post-Effective  Amendment No. 31 to Registration  Statement,  which Amendment was filed via
         EDGAR on August 4, 1999, and is incorporated herein by reference.

xii      Filed as an Exhibit to Post-Effective  Amendment No. 32 to Registration  Statement,  which Amendment was filed via
         EDGAR on October 15, 1999, and is incorporated herein by reference.

xiii     Filed as an Exhibit to Post-Effective  Amendment No. 33 to Registration  Statement,  which Amendment was filed via
         EDGAR on October 19, 1999, and is incorporated herein by reference.

xiv      Filed as an Exhibit to Post-Effective  Amendment No. 34 to Registration  Statement,  which Amendment was filed via
         EDGAR on February 16, 2000, and is incorporated herein by reference.

xv       Filed as an Exhibit to Post-Effective  Amendment No. 35 to Registration  Statement,  which Amendment was filed via
         EDGAR on April 27, 2000, and is incorporated herein by reference.


xvi      Filed as an Exhibit to Post-Effective  Amendment No. 36 to Registration  Statement,  which Amendment was filed via
         EDGAR on July 28, 2000, and is incorporated herein by reference.


ITEM 24. Persons Controlled By or Under Common Control with Registrant

         Registrant does not control any person within the meaning of the Investment Company Act of 1940. Registrant may be deemed to be under common control with its investment manager and its affiliates because a controlling interest in Registrant is held of record by American Skandia Life Assurance Corporation. See Registrant's Statement of Additional Information under "Organization and Management of the Trust" and "Other Information."

ITEM 25. Indemnification

         Section 5.2 of the Registrant's Amended and Restated Declaration of Trust provides as follows:

         The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers, employees, agents or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to be liable to the Trust or its Shareholders by reason of having acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts, that (i) such person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and (ii) is not liable to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties; or the trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that (x) if the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person, and (y) based upon a review of readily available facts such trustee, officer, employee or agent did not engage in willful misfeasance, gross negligence or reckless disregard of duty. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification and, provided further, that the Trust shall have obtained protection, satisfactory in the sole judgement of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), against losses arising out of such advance payments or such Trustees , or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts that there is reason to believe that such person will be found to be entitled to such indemnification.

         With respect to liability of the Investment Manager to Registrant or to shareholders of Registrant's Portfolios under the Investment Management Agreements, reference is made to Section 13 or 14 of each form of Investment Management Agreement filed herewith or incorporated by reference herein.

         With respect to the Sub-Advisors' indemnification of the Investment Manager and its affiliated and controlling persons, and the Investment Manager's indemnification of each Sub-advisor and its affiliated and controlling persons, reference is made to Section 14 (Section 9 in the case of the Sub-Advisory
Agreement for the AST JanCap Growth Portfolio) of each form of Sub-Advisory Agreement filed herewith or incorporated by reference herein.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "Commission") such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.          Business and Other Connections of Investment Adviser

         American Skandia Investment Services, Incorporated ("ASISI"), One Corporate Drive, Shelton, Connecticut 06484, serves as the investment manager to the Registrant. Information as to the officers and directors of ASISI is included in ASISI's Form ADV (File No. 801-40532), including the amendments to such Form ADV filed with the Commission on April 4, 2000 and is incorporated herein by reference.

ITEM 27. Principal Underwriter

         Registrant's shares are presently offered exclusively as an investment medium for life insurance companies writing both variable annuity and variable life insurance policies. Pursuant to an exemptive order of the Commission, Registrant may also sell its shares directly to the Skandia Qualified Plan and other qualified plans. If Registrant sells its shares to other qualified plans, it intends to use American Skandia Marketing, Incorporated ("ASM, Inc.") or another affiliated broker-dealer as underwriter, if so required by applicable law. ASM, Inc. is registered as a broker-dealer with the Commission and the National Association of Securities Dealers. It is an affiliate of ASISI and American Skandia Life Assurance Corporation, being a wholly-owned subsidiary of American Skandia Investment Holding Corporation.

         The following individuals, all of whom have as their principal business address, One Corporate Drive, Shelton, Connecticut 06484, are the current officers and/or directors of ASM, Inc.:


Wade A. Dokken                                         President, Chairman, Chief Executive Officer & Director
Gordon C. Boronow                                      Deputy Chief Executive Officer & Director
Thomas M. Mazzaferro                                   Executive Vice President, Chief Financial Officer & Director
Patricia J. Abram                                      Senior Vice President
Lori Allen                                             Vice President
Kimberly Anderson                                      Vice President
Robert Brinkman                                        Senior Vice President
Carl Cavaliere                                         Vice President
Y.K. Chan                                              Senior Vice President, Chief Information Officer & Director
Lucinda C. Ciccarello                                  Vice President
Timothy S. Cronin                                      Vice President
Lincoln R. Collins                                     Director
Jacob Herschler                                        Vice President
Ian Kennedy                                            Senior Vice President & Director
David R. Monroe                                        Senior Vice President, Treasurer & Corporate Controller
Michael A. Murray                                      Senior Vice President
Carl E. Oberholter                                     Vice President
Brian O'Connor                                         Vice President
William O'Loughlin                                     Vice President
Kathleen A. Pritchard                                  Vice President
Polly Rae                                              Vice President
Rebecca Ray                                            Senior Vice President
Hayward L. Sawyer                                      Senior Vice President
Leslie S. Sutherland                                   Vice President
Amanda C. Sutyak                                       Vice President
Christian Thwaites                                     Senior Vice President & Director
Bayard F. Tracy                                        Senior Vice President & Director
Mary Toumpas                                           Vice President & Compliance Director
Deborah G. Ullman                                      Senior Vice President & Director
Derek Winegard                                         Vice President
Brett M. Winson                                        Director
M. Priscilla Pannell                                   Corporate Secretary
Kathleen A. Chapman                                    Assistant Corporate Secretary

     Of the above, the following individuals are also officers and/or trustees of Registrant: Gordon C. Boronow (Vice President) and Thomas M. Mazzaferro (Trustee).


ITEM 28. Location of Accounts and Records

         Records regarding the Registrant's securities holdings are maintained at Registrant's Custodians, PFPC Trust Company, Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113, and The Chase Manhattan Bank, One Pierrepont Plaza, Brooklyn, New York 11201. Certain records with respect to the Registrant's securities transactions are maintained at the offices of the various sub-advisors to the Registrant. The Registrant's corporate records are maintained at its offices at One Corporate Drive, Shelton, Connecticut 06484. The Registrant's financial and interestholder ledgers and similar financial records are maintained at the offices of its Administrator, PFPC Inc., 103 Bellevue Parkway, Wilmington, DE 19809.

ITEM 29. Management Services

         None.

ITEM 30. Undertakings

         None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Shelton and State of Connecticut, on the 10th day of October, 2000. This Amendment meets all the requirements for effectiveness under paragraph (b) of rule 485 under the Securities Act of 1933.

                                                    By: /s/ Eric C. Freed
                                                        Eric C. Freed
                                                        Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                            Title                              Date

/s/ Jan R. Carendi*                         President (Principal                        10/10/00
------------------                                                                      --------
Jan R. Carendi                              Executive Officer)
                                            and Trustee

/s/ Eric C. Freed                           Secretary                                   10/10/00
-----------------                                                                       --------
Eric C. Freed

/s/ Richard G. Davy, Jr.                    Treasurer (Chief                            10/10/00
------------------------                                                                --------
Richard G. Davy, Jr.                        Financial and Accounting
                                            Officer)

/s/ David E. A. Carson*                     Trustee                                     10/10/00
----------------------                                                                  --------
David E. A. Carson

/s/ Julian A. Lerner*                       Trustee                                     10/10/00
---------------------                                                                   --------
Julian A. Lerner

/s/ Thomas M. O'Brien*                      Trustee                                     10/10/00
---------------------                                                                   --------
Thomas M. O'Brien

/s/ F. Don Schwartz*                        Trustee                                     10/10/00
-------------------                                                                     --------
F. Don Schwartz

                                            *By:  /s/ Eric C. Freed
                                                  Eric C. Freed

     *Pursuant to Powers of Attorney previously filed with Post-Effective Amendment No. 22 to the Registration Statement, as filed with the Commission on April 30, 1997.

                                                       Registration No. 33-24962

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    EXHIBITS


                   FILED WITH POST-EFFECTIVE AMENDMENT NO. 37


                                  TO FORM N-1A

                        REGISTRATION STATEMENT UNDER THE

                           SECURITIES ACT OF 1933 AND

                         INVESTMENT COMPANY ACT OF 1940

                             AMERICAN SKANDIA TRUST

                                    Exhibits

                                Table of Contents

                  Exhibit Number                     Description

                  (d)(33)                            Investment  Management  Agreement  between  American Skandia Trust and
                                                     American  Skandia  Investment  Services,   Incorporated  for  the  AST
                                                     Scudder Japan Portfolio.

                  (d)(34)                            Investment  Management  Agreement  between  American Skandia Trust and
                                                     American  Skandia  Investment  Services,   Incorporated  for  the  AST
                                                     Federated Aggressive Growth Portfolio.

                  (d)(35)                            Investment  Management  Agreement  between  American Skandia Trust and
                                                     American  Skandia  Investment  Services,   Incorporated  for  the  AST
                                                     Gabelli Small-Cap Value Portfolio.

                  (d)(36)                            Investment  Management  Agreement  between  American Skandia Trust and
                                                     American Skandia Investment  Services,  Incorporated for the AST Alger
                                                     Mid-Cap Growth Portfolio.

                  (d)(37)                            Investment  Management  Agreement  between  American Skandia Trust and
                                                     American  Skandia  Investment  Services,   Incorporated  for  the  AST
                                                     Gabelli All-Cap Value Portfolio.

                  (d)(38)                            Investment  Management  Agreement  between  American Skandia Trust and
                                                     American  Skandia  Investment  Services,   Incorporated  for  the  AST
                                                     Kinetics Internet Portfolio.

                  (d)(39)                            Investment  Management  Agreement  between  American Skandia Trust and
                                                     American Skandia Investment  Services,  Incorporated for the AST Alger
                                                     Growth Portfolio.

                  (d)(40)                            Investment  Management  Agreement  between  American Skandia Trust and
                                                     American Skandia Investment  Services,  Incorporated for the AST Janus
                                                     Strategic Value Portfolio.

                  (d)(41)                            Investment  Management  Agreement  between  American Skandia Trust and
                                                     American Skandia  Investment  Services,  Incorporated for the AST Lord
                                                     Abbett Bond-Debenture Portfolio.

                  (d)(49)                            Sub-advisory  Agreement between American Skandia Investment  Services,
                                                     Incorporated  and T. Rowe  Price  International,  Inc.  for the AST T.
                                                     Rowe Price Global Bond Portfolio.

                  (d)(69)                            Sub-advisory  Agreement between American Skandia Investment  Services,
                                                     Incorporated  and  Fred  Alger  Management,  Inc.  for the  AST  Alger
                                                     All-Cap Growth Portfolio.

                  (d)(73)                            Sub-advisory  Agreement between American Skandia Investment  Services,
                                                     Incorporated  and Sanford C  Bernstein & Co.,  LLC for the AST Sanford
                                                     Bernstein Managed Index 500 Portfolio.

                  (d)(75)                            Sub-advisory  Agreement between American Skandia Investment  Services,
                                                     Incorporated and Scudder Kemper Investments,  Inc. for the AST Scudder
                                                     Japan Portfolio.

                  (d)(76)                            Sub-advisory  Agreement between American Skandia Investment  Services,
                                                     Incorporated   and  Federated   Investment   Counseling  for  the  AST
                                                     Federated Aggressive Growth Portfolio.

                  (d)(77)                            Sub-advisory  Agreement between American Skandia Investment  Services,
                                                     Incorporated and GAMCO Investors,  Inc. for the AST Gabelli  Small-Cap
                                                     Value Portfolio.

                  (d)(78)                            Sub-advisory  Agreement between American Skandia Investment  Services,
                                                     Incorporated  and  Fred  Alger  Management,  Inc.  for the  AST  Alger
                                                     Mid-Cap Growth Portfolio.

                  (d)(79)                            Sub-advisory  Agreement between American Skandia Investment  Services,
                                                     Incorporated  and GAMCO  Investors,  Inc. for the AST Gabelli  All-Cap
                                                     Value Portfolio.

                  (d)(80)                            Sub-advisory  Agreement between American Skandia Investment  Services,
                                                     Incorporated and Kinetics Asset Management.  Inc. for the AST Kinetics
                                                     Internet Portfolio.

                  (d)(81)                            Sub-advisory  Agreement between American Skandia Investment  Services,
                                                     Incorporated and Fred Alger Management,  Inc. for the AST Alger Growth
                                                     Portfolio.

                  (d)(82)                            Sub-advisory  Agreement between American Skandia Investment  Services,
                                                     Incorporated   and  Janus  Capital   Corporation  for  the  AST  Janus
                                                     Strategic Value Portfolio.

                  (d)(83)                            Sub-advisory  Agreement between American Skandia Investment  Services,
                                                     Incorporated  and  Lord,  Abbett & Co.  for the AST Lord  Abbett  Bond-
                                                     Debenture Portfolio.

                  (j)                                Independent Auditor's Consent.
